UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (617) 578-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through December 31, 2016

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 3.60%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

Global stocks finished the 12-month period ended December 31, 2016 in the black amidst multiple volatility spikes. Outcomes varied significantly by region, however, with U.S. and emerging market equities advancing the most and developed international equities essentially flat. Currency movements also played a role as a strong U.S. dollar dampened returns for U.S. dollar-based investors. Mid-year marked the low point for the U.S. dollar. It has since surged by almost 8% and is about 3% above where it traded at the start of the year.

The year ended in December 31, 2016 had a number of different surprises. The market sold off early in the year due to growth concerns and diverging central bank policies worldwide. Central banks responded as the Bank of Japan changed one of its key interest rates to negative and the U.S. Federal Reserve delayed future rates hikes. Markets rebounded quickly and volatility subdued before spiking again in June when the U.K. decided to leave the European Union in its “Brexit” referendum. Towards year end, volatility spiked again, for the third time, after the unexpected outcome and implications from the U.S. election. After each of these unanticipated events, the market initially sold off but then snapped back both faster and more vigorously throughout the year.

After the U.S. election, stock returns diverged sharply by market capitalization and sector. Smaller-cap stocks dramatically outperformed large-caps in the first week as investors saw their more domestically focused businesses as advantaged by likely Trump administration policies. Financial, Health Care, and Energy stocks outperformed because investors expect these sectors to benefit from future deregulation and corporate tax cuts. By contrast, Technology, Consumer Staples, Automakers, and other sectors with globally integrated supply chains lagged on fears that their businesses could be disrupted by protectionist trade policies.

The Federal Reserve raised rates for the second time in a decade in December, largely due to better than expected U.S. economic growth, improving employment numbers and rising inflation from unusually low levels. The 10-year U.S. Treasury yield is now close to 2.6% and the market is expecting another two or three rate rises in 2017. Commodities were up significantly in 2016, except for wheat and corn. Among major commodities, the gains were wide ranging, with gold up 13% and natural gas up 38%. This was consistent with the overall reflation trade. Oil also rallied towards the end of the year on news that the Organization of Petroleum Exporting Countries reached an agreement to cut production.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we should capture potential return opportunities and manage risk. The strategic allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges and including real estate; and 40% invested in a mix of global sovereign and high quality corporate bonds.

The AB Global Dynamic Allocation Portfolio underperformed its benchmark for the year ended in December 31, 2016. The year was characterized by several V-shaped market environments, in which markets quickly sold off as a risk or surprise developed, and then rallied back strongly almost instantly. These types of environments can be challenging for volatility-sensitive strategies; however, with the exception of the first quarter, the team was able to navigate these events with minimal performance impact.

For much of the first half of 2016, the Portfolio had a modest overweight to risk assets with global equity holdings in excess of the strategic asset allocation weights. This position was primarily supported by compelling valuations, currency support, improved sentiments in emerging markets, and better performance in cyclical sectors showing the U.S. economy grow faster than expectation and offer some protection to a rate increase. However, there were short punctuated periods of high volatility, where the Portfolio was more defensively positioned, that detracted from performance. The first quarter of 2016 was the largest detractor, with nearly half of the year’s underperformance occurring in this time period. The beta-timing decisions to reduce risk in mid-February as the global sell-off intensified around fears primarily centered on Deutsche Bank, detracted from performance when stocks staged a significant rally to end the quarter. The Portfolio’s volatility cap increased the size of this underweight and prevented the team from re-risking more rapidly and cost additional performance. The Portfolio went to a modest underweight to risk assets again in late June / early July after the Brexit vote due to heightened volatility and diminished return potential in equities. Again, the volatility cap limited the speed of re-risking in the Portfolio which harmed performance. The Portfolio increased exposure to equities as volatility receded after the Brexit event and maintained the overweight until the end of year. The Portfolio outperformed in the third quarter, primarily driven by our underweight to Fixed Income and the opportunistic inclusion of credit and Emerging Market equities. In the fourth quarter, the Portfolio held an overweight to equities and credit which contributed, but the extended duration via swap detracted from performance as interest rates rallied strongly after the surprise Trump election victory.

Throughout the year, the Portfolio maintained a regional bias towards developed international and emerging market equities as a result of more favorable valuations and continued accommodative

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

monetary policies at the expense of U.S. equities. This tilt away from the United States impacted performance as U.S. equities, particularly small cap, again strongly outperformed the rest of the developed world. In fixed income, the Portfolio increased diversification with modest allocations to inflation-linked and high-yield bonds. In currency management, we remained pro-U.S. dollar for the second half of 2016 and underweighted a basket of foreign currencies.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds and total return swaps for both hedging and investment purposes. Equity options were used for hedging and investing purposes. Credit default swaps and commodity futures were used for investment purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit and currency risk, to hedge positions and to provide efficient exposure. All derivatives performed in line with the managers expectations over the period.

The Portfolio ended the period overweight to risk assets. The Portfolio held an overweight to all equity regions with the exception of U.S. large-cap stocks. The Portfolio was close to neural to global Real Estate Investment Trusts for diversification. The Portfolio was also underweight to sovereign bonds but had extended bond durations to maintain diversification at a strategic level.

Daniel Loewy

Vadim Zlotnikov

Brian Brugman

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	3.60	6.48	5.37
Dow Jones Moderate Index	7.67	7.37	5.43

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Sectors

% of Net Assets
Financials	12.9
Information Technology	6.8
Consumer Discretionary	6.3
Industrials	6.2
Health Care	6.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	25.0
Foreign Government	4.8

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.87%	$1,000.00	$998.20	$4.37
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—54.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Airbus Group SE	58,773	$3,878,935
Arconic, Inc.	28,950	536,733
BAE Systems plc	321,909	2,337,760
Boeing Co. (The)	41,125	6,402,340
Cobham plc	171,972	346,556
Dassault Aviation S.A.	232	258,867
Elbit Systems, Ltd.	2,385	240,856
General Dynamics Corp.	19,330	3,337,518
L3 Technologies, Inc.	5,185	788,690
Leonardo-Finmeccanica S.p.A. (a)	40,811	572,156
Lockheed Martin Corp.	17,345	4,335,209
Meggitt plc	78,627	444,018
Northrop Grumman Corp.	12,025	2,796,774
Raytheon Co.	19,815	2,813,730
Rockwell Collins, Inc.	8,635	800,983
Rolls-Royce Holdings plc (a)	186,481	1,533,592
Safran S.A.	31,721	2,283,830
Singapore Technologies Engineering, Ltd.	157,900	350,505
Textron, Inc.	17,880	868,253
Thales S.A.	10,736	1,040,253
TransDigm Group, Inc.	3,602	896,754
United Technologies Corp.	51,425	5,637,208
Zodiac Aerospace (b)	20,665	474,396

		42,975,916

Air Freight & Logistics—0.3%
Bollore S.A.	88,425	311,552
C.H. Robinson Worldwide, Inc.	9,460	693,040
Deutsche Post AG	98,396	3,231,151
Expeditors International of Washington, Inc.	12,005	635,785
FedEx Corp.	16,910	3,148,642
Royal Mail plc	90,625	515,638
United Parcel Service, Inc. - Class B	45,600	5,227,584
Yamato Holdings Co., Ltd.	35,493	719,506

		14,482,898

Airlines—0.2%
Alaska Air Group, Inc. (b)	8,203	727,852
American Airlines Group, Inc.	39,821	1,859,243
ANA Holdings, Inc.	117,656	316,463
Cathay Pacific Airways, Ltd.	119,200	156,690
Delta Air Lines, Inc.	51,351	2,525,956
Deutsche Lufthansa AG	23,638	305,435
easyJet plc	15,851	196,056
International Consolidated Airlines Group S.A. - Class DI	86,021	464,181
Japan Airlines Co., Ltd.	12,107	353,296
Qantas Airways, Ltd.	48,650	116,572
Ryanair Holdings plc (ADR) (a)	2,174	181,007
Singapore Airlines, Ltd.	54,200	360,998
Southwest Airlines Co.	42,085	2,097,516
United Continental Holdings, Inc. (a)	22,191	1,617,280

		11,278,545

Auto Components—0.4%
Aisin Seiki Co., Ltd.	19,407	839,858
BorgWarner, Inc.	14,440	569,514
Bridgestone Corp.	65,994	2,373,944
Cie Generale des Etablissements Michelin	18,486	2,056,175
Continental AG	11,157	2,171,871
Delphi Automotive plc	18,321	1,233,919
Denso Corp.	48,357	2,088,970
GKN plc	172,600	703,119
Goodyear Tire & Rubber Co. (The)	17,590	543,003
Koito Manufacturing Co., Ltd.	11,781	622,096
NGK Spark Plug Co., Ltd.	18,000	398,455
NOK Corp.	9,647	194,845
Nokian Renkaat Oyj	11,716	436,707
Stanley Electric Co., Ltd.	15,244	415,519
Sumitomo Electric Industries, Ltd.	76,461	1,097,872
Sumitomo Rubber Industries, Ltd.	17,301	273,681
Toyoda Gosei Co., Ltd.	6,645	154,972
Toyota Industries Corp.	16,524	784,756
Valeo S.A.	24,177	1,389,201
Yokohama Rubber Co., Ltd. (The)	11,000	196,092

		18,544,569

Automobiles—1.1%
Bayerische Motoren Werke AG	33,579	3,143,761
Daimler AG	97,651	7,247,210
Ferrari NV	12,458	724,767
Fiat Chrysler Automobiles NV	91,508	831,189
Ford Motor Co.	257,495	3,123,414
Fuji Heavy Industries, Ltd.	63,012	2,563,093
General Motors Co.	92,813	3,233,605
Harley-Davidson, Inc.	12,075	704,455
Honda Motor Co., Ltd.	165,396	4,815,200
Isuzu Motors, Ltd.	60,200	759,978
Mazda Motor Corp.	57,500	933,951
Mitsubishi Motors Corp.	67,400	383,154
Nissan Motor Co., Ltd.	244,849	2,456,450
Peugeot S.A. (a)	49,205	802,150
Renault S.A.	19,495	1,733,453
Suzuki Motor Corp.	34,894	1,224,880
Toyota Motor Corp.	270,900	15,814,997
Volkswagen AG (b)	3,311	475,536
Yamaha Motor Co., Ltd. (b)	28,366	622,360

		51,593,603

Banks—4.9%
ABN AMRO Group NV	28,600	633,491
Aozora Bank, Ltd.	119,635	423,168
Australia & New Zealand Banking Group, Ltd.	296,881	6,499,250
Banco Bilbao Vizcaya Argentaria S.A.	667,179	4,501,002
Banco de Sabadell S.A. (b)	536,290	746,513
Banco Espirito Santo S.A. (a) (c) (d)	169,954	0
Banco Popular Espanol S.A. (b)	338,081	326,515
Banco Santander S.A.	1,480,737	7,729,793
Bank Hapoalim B.M.	107,342	637,208
Bank Leumi Le-Israel B.M. (a)	145,687	598,724

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank of America Corp.	682,208	$15,076,797
Bank of East Asia, Ltd. (The)	122,400	466,943
Bank of Ireland (a)	2,769,988	681,234
Bank of Kyoto, Ltd. (The)	30,632	226,784
Bank of Queensland, Ltd.	38,364	327,815
Bankia S.A.	467,223	477,329
Bankinter S.A.	68,370	529,497
Barclays plc	1,715,489	4,712,396
BB&T Corp.	53,545	2,517,686
Bendigo & Adelaide Bank, Ltd.	46,486	425,350
BNP Paribas S.A.	107,452	6,844,842
BOC Hong Kong Holdings, Ltd.	375,000	1,342,571
CaixaBank S.A.	334,250	1,104,170
Chiba Bank, Ltd. (The)	70,833	432,946
Chugoku Bank, Ltd. (The)	16,798	240,472
Citigroup, Inc.	194,771	11,575,240
Citizens Financial Group, Inc.	34,854	1,241,848
Comerica, Inc.	11,455	780,200
Commerzbank AG	107,959	823,384
Commonwealth Bank of Australia	173,946	10,316,938
Concordia Financial Group, Ltd.	118,714	569,331
Credit Agricole S.A.	113,964	1,412,881
Danske Bank A/S	69,836	2,118,070
DBS Group Holdings, Ltd.	179,100	2,136,796
DNB ASA	99,113	1,473,986
Erste Group Bank AG (a)	30,513	893,380
Fifth Third Bancorp	51,735	1,395,293
Fukuoka Financial Group, Inc.	78,326	346,742
Hachijuni Bank, Ltd. (The)	41,338	239,035
Hang Seng Bank, Ltd.	77,600	1,438,213
Hiroshima Bank, Ltd. (The)	50,340	234,317
HSBC Holdings plc	2,017,411	16,312,033
Huntington Bancshares, Inc.	52,455	693,455
ING Groep NV	393,294	5,534,796
Intesa Sanpaolo S.p.A.	1,286,751	3,284,817
Intesa Sanpaolo S.p.A. - Risparmio Shares	93,031	218,556
Japan Post Bank Co., Ltd.	40,816	489,016
JPMorgan Chase & Co.	242,500	20,925,325
KBC Groep NV	25,441	1,574,757
KeyCorp	55,120	1,007,042
Kyushu Financial Group, Inc.	34,671	234,484
Lloyds Banking Group plc	6,514,693	5,010,001
M&T Bank Corp.	10,495	1,641,733
Mebuki Financial Group, Inc.	95,600	353,258
Mediobanca S.p.A.	57,418	468,623
Mitsubishi UFJ Financial Group, Inc.	1,293,180	7,950,427
Mizrahi Tefahot Bank, Ltd.	14,234	207,836
Mizuho Financial Group, Inc.	2,445,860	4,378,779
National Australia Bank, Ltd.	269,455	5,947,241
Natixis S.A.	95,446	538,194
Nordea Bank AB	308,052	3,424,739
Oversea-Chinese Banking Corp., Ltd.	318,200	1,952,472
People’s United Financial, Inc.	20,495	396,783
PNC Financial Services Group, Inc. (The)	33,135	3,875,470
Raiffeisen Bank International AG (a)	11,960	218,789
Regions Financial Corp.	85,015	1,220,815
Resona Holdings, Inc.	223,826	1,151,979

Banks—(Continued)
Royal Bank of Scotland Group plc (a)	357,664	987,842
Seven Bank, Ltd.	60,420	173,587
Shinsei Bank, Ltd.	181,300	304,911
Shizuoka Bank, Ltd. (The)	53,824	450,885
Skandinaviska Enskilda Banken AB - Class A	154,054	1,615,498
Societe Generale S.A.	77,815	3,819,989
Standard Chartered plc (a)	332,969	2,727,141
Sumitomo Mitsui Financial Group, Inc.	136,250	5,165,245
Sumitomo Mitsui Trust Holdings, Inc.	34,320	1,219,396
SunTrust Banks, Inc.	33,300	1,826,505
Suruga Bank, Ltd.	18,000	400,728
Svenska Handelsbanken AB - A Shares	154,384	2,145,041
Swedbank AB - A Shares	91,844	2,219,804
U.S. Bancorp	107,835	5,539,484
UniCredit S.p.A.	532,558	1,530,990
United Overseas Bank, Ltd.	131,400	1,844,043
Wells Fargo & Co. (e)	305,210	16,820,123
Westpac Banking Corp.	339,360	7,949,855
Yamaguchi Financial Group, Inc.	20,000	217,323
Zions Bancorporation	13,460	579,318

		241,047,278

Beverages—1.1%
Anheuser-Busch InBev S.A.	77,276	8,160,888
Asahi Group Holdings, Ltd.	39,263	1,237,948
Brown-Forman Corp. - Class B	13,254	595,370
Carlsberg A/S - Class B	10,849	936,278
Coca-Cola Amatil, Ltd.	58,081	423,569
Coca-Cola Co. (The) (e)	257,410	10,672,219
Coca-Cola European Partners plc	22,013	694,563
Coca-Cola HBC AG (a)	18,269	398,200
Constellation Brands, Inc. - Class A	11,675	1,789,894
Diageo plc	255,362	6,606,494
Dr Pepper Snapple Group, Inc.	12,340	1,118,868
Heineken Holding NV	10,225	711,007
Heineken NV	23,367	1,750,264
Kirin Holdings Co., Ltd.	83,148	1,349,929
Molson Coors Brewing Co. - Class B	12,105	1,177,938
Monster Beverage Corp. (a)	29,940	1,327,540
PepsiCo, Inc.	95,525	9,994,781
Pernod-Ricard S.A.	21,535	2,332,932
Remy Cointreau S.A.	2,245	191,484
Suntory Beverage & Food, Ltd.	14,121	584,166
Treasury Wine Estates, Ltd.	74,326	571,905

		52,626,237

Biotechnology—1.0%
AbbVie, Inc.	106,392	6,662,267
Actelion, Ltd. (a)	9,836	2,126,030
Alexion Pharmaceuticals, Inc. (a)	14,900	1,823,015
Amgen, Inc.	49,683	7,264,151
Biogen, Inc. (a)	14,530	4,120,417
Celgene Corp. (a)	51,640	5,977,330
CSL, Ltd.	46,273	3,342,766
Genmab A/S (a)	5,799	961,213

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Gilead Sciences, Inc.	90,343	$6,469,462
Grifols S.A.	30,297	601,972
Regeneron Pharmaceuticals, Inc. (a)	5,241	1,923,919
Shire plc	91,296	5,173,395
Vertex Pharmaceuticals, Inc. (a)	16,267	1,198,390

		47,644,327

Building Products—0.3%
Allegion plc	6,301	403,264
Asahi Glass Co., Ltd.	101,533	689,819
Assa Abloy AB - Class B	101,651	1,885,626
Cie de St-Gobain	50,649	2,358,540
Daikin Industries, Ltd.	23,791	2,178,774
Fortune Brands Home & Security, Inc.	10,227	546,735
Geberit AG	3,757	1,503,524
Johnson Controls International plc	62,484	2,573,716
LIXIL Group Corp.	27,029	612,519
Masco Corp.	21,975	694,850
TOTO, Ltd.	14,500	572,238

		14,019,605

Capital Markets—1.3%
3i Group plc	98,652	856,990
Aberdeen Asset Management plc	93,561	297,343
Affiliated Managers Group, Inc. (a)	3,605	523,806
Ameriprise Financial, Inc.	11,115	1,233,098
ASX, Ltd.	19,634	703,249
Bank of New York Mellon Corp. (The)	70,985	3,363,269
BlackRock, Inc.	8,410	3,200,341
Charles Schwab Corp. (The)	79,345	3,131,747
CME Group, Inc.	22,385	2,582,110
Credit Suisse Group AG (a)	201,354	2,875,137
Daiwa Securities Group, Inc.	168,135	1,032,864
Deutsche Bank AG (a)	139,882	2,531,418
Deutsche Boerse AG	19,255	1,545,011
E*Trade Financial Corp. (a)	18,615	645,010
Franklin Resources, Inc.	24,641	975,291
Goldman Sachs Group, Inc. (The)	25,950	6,213,727
Hargreaves Lansdown plc	26,304	392,649
Hong Kong Exchanges and Clearing, Ltd.	117,300	2,760,296
Intercontinental Exchange, Inc.	39,680	2,238,746
Invesco, Ltd.	27,420	831,923
Investec plc	66,572	440,162
Japan Exchange Group, Inc.	52,901	757,714
Julius Baer Group, Ltd. (a)	22,699	1,007,781
London Stock Exchange Group plc	31,975	1,148,837
Macquarie Group, Ltd.	31,065	1,958,194
Moody’s Corp.	11,225	1,058,181
Morgan Stanley	100,860	4,261,335
Nasdaq, Inc.	7,570	508,098
Nomura Holdings, Inc.	368,226	2,170,538
Northern Trust Corp.	14,190	1,263,619
Partners Group Holding AG	1,761	824,158
S&P Global, Inc.	17,515	1,883,563
SBI Holdings, Inc.	21,636	274,599
Schroders plc	13,807	509,257

Capital Markets—(Continued)
Singapore Exchange, Ltd.	80,600	398,316
State Street Corp.	26,390	2,051,031
T. Rowe Price Group, Inc.	16,390	1,233,511
UBS Group AG	370,961	5,807,369

		65,490,288

Chemicals—1.5%
Air Liquide S.A.	39,431	4,377,354
Air Products & Chemicals, Inc.	12,845	1,847,368
Air Water, Inc.	14,767	265,877
Akzo Nobel NV	25,113	1,568,343
Albemarle Corp.	7,488	644,567
Arkema S.A.	6,893	673,403
Asahi Kasei Corp.	127,475	1,109,808
BASF SE	93,150	8,687,256
CF Industries Holdings, Inc.	15,300	481,644
Chr Hansen Holding A/S	10,049	555,866
Covestro AG	7,249	498,684
Croda International plc	13,342	523,399
Daicel Corp.	28,442	312,148
Dow Chemical Co. (The)	73,740	4,219,403
E.I. du Pont de Nemours & Co.	57,555	4,224,537
Eastman Chemical Co.	9,780	735,554
Ecolab, Inc.	17,645	2,068,347
EMS-Chemie Holding AG	837	425,277
Evonik Industries AG	16,604	494,382
FMC Corp.	8,740	494,334
Frutarom Industries, Ltd.	3,886	198,299
Givaudan S.A.	937	1,716,614
Hitachi Chemical Co., Ltd.	10,588	264,215
Incitec Pivot, Ltd.	171,108	442,472
International Flavors & Fragrances, Inc.	5,285	622,732
Israel Chemicals, Ltd.	50,889	207,819
Johnson Matthey plc	19,628	766,947
JSR Corp.	19,520	307,133
K&S AG (b)	19,333	462,142
Kaneka Corp.	27,974	227,406
Kansai Paint Co., Ltd.	22,548	414,659
Koninklijke DSM NV	18,400	1,101,540
Kuraray Co., Ltd.	36,005	538,775
LANXESS AG	9,304	609,619
Linde AG	18,837	3,088,781
LyondellBasell Industries NV - Class A	22,871	1,961,874
Mitsubishi Chemical Holdings Corp.	137,132	883,682
Mitsubishi Gas Chemical Co., Inc.	18,079	307,840
Mitsui Chemicals, Inc.	93,044	416,854
Monsanto Co.	29,080	3,059,507
Mosaic Co. (The)	23,280	682,802
Nippon Paint Holdings Co., Ltd.	17,000	460,735
Nissan Chemical Industries, Ltd.	13,000	433,377
Nitto Denko Corp.	16,770	1,284,062
Novozymes A/S - B Shares	23,428	806,311
Orica, Ltd.	38,024	483,001
PPG Industries, Inc.	17,590	1,666,828
Praxair, Inc.	18,825	2,206,102
Sherwin-Williams Co. (The)	5,260	1,413,572

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Shin-Etsu Chemical Co., Ltd.	39,489	$3,043,439
Sika AG	219	1,051,968
Solvay S.A.	7,517	879,746
Sumitomo Chemical Co., Ltd.	158,637	750,557
Symrise AG	12,507	760,729
Syngenta AG	9,390	3,710,759
Taiyo Nippon Sanso Corp.	13,268	153,166
Teijin, Ltd.	18,733	378,802
Toray Industries, Inc.	148,548	1,200,637
Umicore S.A.	9,671	550,464
Yara International ASA	18,005	709,004

		74,432,522

Commercial Services & Supplies—0.2%
Babcock International Group plc	25,499	299,147
Brambles, Ltd.	160,856	1,434,858
Cintas Corp.	5,830	673,715
Dai Nippon Printing Co., Ltd.	52,963	522,218
Edenred	21,336	422,831
G4S plc	157,358	455,382
ISS A/S	16,976	572,006
Park24 Co., Ltd.	10,380	281,253
Pitney Bowes, Inc.	12,610	191,546
Republic Services, Inc.	15,685	894,829
Secom Co., Ltd.	21,329	1,556,489
Securitas AB - B Shares	31,876	501,316
Societe BIC S.A.	2,943	400,029
Sohgo Security Services Co., Ltd.	7,300	279,988
Stericycle, Inc. (a)	5,615	432,580
Toppan Printing Co., Ltd.	52,929	504,426
Waste Management, Inc.	27,335	1,938,325

		11,360,938

Communications Equipment—0.4%
Cisco Systems, Inc. (e)	332,400	10,045,128
F5 Networks, Inc. (a)	4,585	663,541
Harris Corp.	8,190	839,229
Juniper Networks, Inc.	23,220	656,197
Motorola Solutions, Inc.	10,500	870,345
Nokia Oyj	591,828	2,846,230
Telefonaktiebolaget LM Ericsson - B Shares	311,290	1,814,693

		17,735,363

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	19,148	603,641
Boskalis Westminster	9,235	320,243
Bouygues S.A.	21,021	752,360
CIMIC Group, Ltd.	9,810	246,631
Eiffage S.A.	6,003	418,539
Ferrovial S.A.	49,842	891,396
Fluor Corp.	9,095	477,669
HOCHTIEF AG	2,112	295,321
Jacobs Engineering Group, Inc. (a)	8,050	458,850
JGC Corp.	21,182	383,556

Construction & Engineering—(Continued)
Kajima Corp.	90,151	622,359
Obayashi Corp.	65,450	623,725
Quanta Services, Inc. (a)	9,885	344,492
Shimizu Corp.	55,178	503,780
Skanska AB - B Shares	34,487	812,811
Taisei Corp.	106,221	742,454
Vinci S.A.	51,344	3,492,376

		11,990,203

Construction Materials—0.2%
Boral, Ltd.	108,604	422,530
CRH plc	84,150	2,908,411
Fletcher Building, Ltd.	69,731	512,201
HeidelbergCement AG	15,093	1,408,095
Imerys S.A.	3,643	276,030
James Hardie Industries plc	45,192	715,573
LafargeHolcim, Ltd. (a)	46,164	2,425,022
Martin Marietta Materials, Inc.	4,312	955,237
Taiheiyo Cement Corp.	122,000	384,977
Vulcan Materials Co.	8,850	1,107,578

		11,115,654

Consumer Finance—0.3%
Acom Co., Ltd. (a)	40,470	176,583
AEON Financial Service Co., Ltd.	11,405	201,735
American Express Co.	54,080	4,006,246
Capital One Financial Corp.	34,865	3,041,623
Credit Saison Co., Ltd.	15,015	267,152
Discover Financial Services	27,285	1,966,976
Navient Corp.	22,635	371,893
Provident Financial plc	15,002	527,429
Synchrony Financial	55,087	1,998,005

		12,557,642

Containers & Packaging—0.1%
Amcor, Ltd.	117,456	1,265,231
Avery Dennison Corp.	5,900	414,298
Ball Corp.	9,370	703,406
International Paper Co.	27,135	1,439,783
Sealed Air Corp.	12,895	584,659
Toyo Seikan Group Holdings, Ltd.	16,596	309,055
WestRock Co.	16,695	847,605

		5,564,037

Distributors—0.0%
Genuine Parts Co.	9,915	947,279
Jardine Cycle & Carriage, Ltd.	10,200	288,722
LKQ Corp. (a)	20,132	617,046

		1,853,047

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,754	185,824
H&R Block, Inc.	15,555	357,609

		543,433

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.6%
AMP, Ltd.	299,966	$1,088,110
Berkshire Hathaway, Inc. - Class B (a) (e)	123,824	20,180,836
Challenger, Ltd.	57,931	468,404
Eurazeo S.A.	4,007	234,386
EXOR NV	10,999	474,346
First Pacific Co., Ltd.	212,900	148,700
Groupe Bruxelles Lambert S.A.	8,186	686,770
Industrivarden AB - C Shares	16,648	310,255
Investor AB - B Shares	46,194	1,726,258
Kinnevik AB - Class B	23,704	567,912
L E Lundbergforetagen AB - B Shares	3,854	236,239
Leucadia National Corp.	21,975	510,919
Mitsubishi UFJ Lease & Finance Co., Ltd.	45,420	234,023
ORIX Corp.	134,280	2,080,336
Pargesa Holding S.A.	3,539	230,455
Wendel S.A.	2,865	344,933

		29,522,882

Diversified Telecommunication Services—1.4%
AT&T, Inc. (e)	406,380	17,283,330
Bezeq The Israeli Telecommunication Corp., Ltd.	210,348	399,481
BT Group plc	855,808	3,875,392
CenturyLink, Inc.	35,850	852,513
Deutsche Telekom AG	332,024	5,704,051
Elisa Oyj	14,493	470,995
Frontier Communications Corp. (b)	77,165	260,818
HKT Trust & HKT, Ltd.	268,700	328,504
Iliad S.A.	2,688	516,317
Inmarsat plc	45,419	418,957
Koninklijke KPN NV	346,462	1,025,951
Level 3 Communications, Inc. (a)	19,014	1,071,629
Nippon Telegraph & Telephone Corp.	70,200	2,950,913
Orange S.A.	202,332	3,070,547
PCCW, Ltd.	429,700	231,567
Proximus	15,518	446,812
SFR Group S.A. (a)	8,939	252,024
Singapore Telecommunications, Ltd.	761,400	1,907,335
Singapore Telecommunications, Ltd.	47,000	117,952
Spark New Zealand, Ltd.	185,573	438,765
Swisscom AG	2,627	1,174,581
TDC A/S (a)	82,351	422,803
Telecom Italia S.p.A. (a)	1,026,845	904,110
Telecom Italia S.p.A. - Risparmio Shares (a)	611,323	441,846
Telefonica Deutschland Holding AG	74,190	317,045
Telefonica S.A.	472,279	4,379,449
Telenor ASA	76,137	1,135,172
Telia Co. AB	263,487	1,059,987
Telstra Corp., Ltd.	433,963	1,594,914
TPG Telecom, Ltd.	33,859	166,175
Verizon Communications, Inc. (e)	269,120	14,365,626
Vocus Communications, Ltd.	53,233	148,189

		67,733,750

Electric Utilities—0.9%
Alliant Energy Corp.	15,144	573,806
American Electric Power Co., Inc.	32,450	2,043,052
AusNet Services	176,468	201,000
Cheung Kong Infrastructure Holdings, Ltd.	66,400	528,112
Chubu Electric Power Co., Inc.	65,337	911,427
Chugoku Electric Power Co., Inc. (The)	28,234	330,714
CLP Holdings, Ltd.	166,482	1,521,192
Contact Energy, Ltd.	72,566	234,356
DONG Energy A/S (a)	8,527	322,734
Duke Energy Corp.	45,515	3,532,874
Edison International	21,545	1,551,025
EDP - Energias de Portugal S.A.	233,189	710,136
Electricite de France S.A.	26,543	269,707
Endesa S.A.	32,228	682,406
Enel S.p.A.	773,309	3,403,040
Entergy Corp.	11,825	868,783
Eversource Energy	20,965	1,157,897
Exelon Corp.	60,724	2,155,095
FirstEnergy Corp.	27,925	864,837
Fortum Oyj	45,074	689,889
HK Electric Investments & HK Electric Investments, Ltd.	264,400	217,995
Hokuriku Electric Power Co.	17,011	190,346
Iberdrola S.A.	548,442	3,596,414
Kansai Electric Power Co., Inc. (The) (a)	71,333	778,611
Kyushu Electric Power Co., Inc.	43,197	467,203
Mercury NZ, Ltd.	70,992	145,452
NextEra Energy, Inc.	30,445	3,636,960
PG&E Corp.	32,545	1,977,760
Pinnacle West Capital Corp.	7,350	573,520
Power Assets Holdings, Ltd.	140,400	1,236,917
PPL Corp.	44,515	1,515,736
Red Electrica Corp. S.A.	43,900	827,793
Southern Co. (The)	60,295	2,965,911
SSE plc	102,192	1,953,531
Terna Rete Elettrica Nazionale S.p.A.	151,796	694,414
Tohoku Electric Power Co., Inc.	45,838	578,384
Tokyo Electric Power Co. Holdings, Inc. (a)	146,585	590,786
Xcel Energy, Inc.	33,510	1,363,857

		45,863,672

Electrical Equipment—0.5%
ABB, Ltd. (a)	190,922	4,019,170
Acuity Brands, Inc.	2,897	668,802
AMETEK, Inc.	15,467	751,696
Eaton Corp. plc	30,338	2,035,377
Emerson Electric Co.	42,495	2,369,096
Fuji Electric Co., Ltd.	55,942	289,423
Legrand S.A.	27,086	1,533,943
Mabuchi Motor Co., Ltd.	5,000	259,659
Mitsubishi Electric Corp.	195,739	2,721,086
Nidec Corp.	24,200	2,081,201
OSRAM Licht AG	9,074	476,384
Prysmian S.p.A.	19,870	510,050
Rockwell Automation, Inc.	8,645	1,161,888
Schneider Electric SE	57,011	3,961,561

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Vestas Wind Systems A/S	22,469	$1,460,286

		24,299,622

Electronic Equipment, Instruments & Components—0.4%
Alps Electric Co., Ltd.	19,105	459,886
Amphenol Corp. - Class A	20,270	1,362,144
Corning, Inc.	73,440	1,782,389
FLIR Systems, Inc.	9,005	325,891
Hamamatsu Photonics KK	14,500	380,362
Hexagon AB - B Shares	26,219	935,003
Hirose Electric Co., Ltd.	3,300	408,082
Hitachi High-Technologies Corp.	7,011	282,192
Hitachi, Ltd.	490,158	2,640,986
Ingenico Group S.A.	5,613	448,164
Keyence Corp.	4,688	3,212,118
Kyocera Corp.	32,600	1,616,929
Murata Manufacturing Co., Ltd.	19,446	2,589,568
Nippon Electric Glass Co., Ltd.	42,602	229,846
Omron Corp.	19,566	748,824
Shimadzu Corp.	24,283	385,957
TDK Corp.	12,525	858,842
TE Connectivity, Ltd.	24,400	1,690,432
Yaskawa Electric Corp.	26,000	403,294
Yokogawa Electric Corp.	23,143	334,170

		21,095,079

Energy Equipment & Services—0.4%
Baker Hughes, Inc.	28,925	1,879,257
FMC Technologies, Inc. (a)	14,930	530,463
Halliburton Co.	56,650	3,064,199
Helmerich & Payne, Inc. (b)	7,105	549,927
National Oilwell Varco, Inc.	24,805	928,699
Petrofac, Ltd.	25,882	276,597
Saipem S.p.A. (a)	607,572	339,955
Schlumberger, Ltd. (e)	91,837	7,709,716
Technip S.A.	11,167	792,438
Tenaris S.A.	47,891	853,675
Transocean, Ltd. (a)	22,580	332,829

		17,257,755

Equity Real Estate Investment Trusts—3.6%
Acadia Realty Trust	8,605	281,211
Activia Properties, Inc.	59	278,167
Advance Residence Investment Corp.	131	346,336
Aedifica S.A.	1,377	103,016
AEON REIT Investment Corp.	111	121,403
Affine S.A.	700	11,012
Agree Realty Corp.	2,700	124,335
Alexander’s, Inc.	228	97,326
Alexandria Real Estate Equities, Inc.	8,568	952,162
Allied Properties Real Estate Investment Trust	9,120	244,192
Alstria Office REIT-AG (a)	14,250	178,760
American Assets Trust, Inc.	4,200	180,936
American Campus Communities, Inc.	14,227	708,078
American Homes 4 Rent - Class A	24,053	504,632

Equity Real Estate Investment Trusts—(Continued)
American Tower Corp.	28,045	2,963,796
ANF Immobilier	750	15,987
Apartment Investment & Management Co. - Class A	27,165	1,234,649
Apple Hospitality REIT, Inc.	22,850	456,543
Artis Real Estate Investment Trust	15,950	150,870
Ascendas Real Estate Investment Trust	493,300	770,790
Ashford Hospitality Trust, Inc.	9,850	76,436
Assura plc	177,950	125,550
AvalonBay Communities, Inc.	23,884	4,231,051
Axiare Patrimonio SOCIMI S.A.	6,300	91,623
Befimmo S.A.	2,050	115,127
Beni Stabili S.p.A. SIIQ (a)	114,857	65,612
Big Yellow Group plc	15,300	129,852
Boardwalk Real Estate Investment Trust	4,150	150,372
Boston Properties, Inc.	26,675	3,355,181
Brandywine Realty Trust	18,826	310,817
British Land Co. plc (The)	209,498	1,623,306
Brixmor Property Group, Inc.	32,764	800,097
BWP Trust	52,598	113,332
Camden Property Trust	9,450	794,461
Canadian Apartment Properties REIT	14,600	341,118
Canadian Real Estate Investment Trust	7,900	272,424
Capital & Regional plc	57,350	38,840
CapitaLand Commercial Trust, Ltd.	423,900	430,822
CapitaLand Mall Trust	536,700	695,828
Care Capital Properties, Inc.	8,999	224,975
CareTrust REIT, Inc.	6,550	100,346
CBL & Associates Properties, Inc. (b)	18,300	210,450
CDL Hospitality Trusts	68,750	63,582
Cedar Realty Trust, Inc.	9,150	59,750
Champion REIT	254,350	137,540
Charter Hall Retail REIT	36,300	110,741
Chatham Lodging Trust	3,950	81,173
Chesapeake Lodging Trust	6,407	165,685
Cofinimmo S.A.	2,195	251,006
Colony Starwood Homes	5,250	151,253
Columbia Property Trust, Inc.	13,300	287,280
Cominar Real Estate Investment Trust	19,481	213,578
Corporate Office Properties Trust	10,150	316,883
Cousins Properties, Inc.	36,780	312,998
Crombie Real Estate Investment Trust	9,350	94,569
Cromwell Property Group	158,850	112,826
Crown Castle International Corp.	22,010	1,909,808
CubeSmart	19,371	518,562
Daiwa House Residential Investment Corp. (REIT)	282	713,106
Daiwa Office Investment Corp.	30	151,359
DCT Industrial Trust, Inc.	9,802	469,320
DDR Corp.	33,450	510,781
Derwent London plc	10,750	366,811
Dexus Property Group	202,038	1,406,333
DiamondRock Hospitality Co.	21,600	249,048
Digital Realty Trust, Inc. (b)	26,911	2,644,275
Douglas Emmett, Inc.	15,114	552,568
Dream Global Real Estate Investment Trust	13,300	93,610
Dream Office Real Estate Investment Trust	11,650	169,633

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Duke Realty Corp.	38,177	$1,013,981
DuPont Fabros Technology, Inc.	8,125	356,931
EastGroup Properties, Inc.	3,533	260,877
Education Realty Trust, Inc. (b)	7,866	332,732
Empire State Realty Trust, Inc. - Class A	13,129	265,075
Empiric Student Property plc	54,000	70,494
EPR Properties	6,797	487,821
Equinix, Inc.	4,617	1,650,162
Equity Commonwealth (a)	13,609	411,536
Equity Lifestyle Properties, Inc.	8,369	603,405
Equity One, Inc.	10,076	309,232
Equity Residential	62,930	4,050,175
Essex Property Trust, Inc.	11,400	2,650,500
Eurocommercial Properties NV	4,750	182,874
Extra Space Storage, Inc.	20,953	1,618,410
Federal Realty Investment Trust	12,334	1,752,785
FelCor Lodging Trust, Inc.	14,950	119,750
First Industrial Realty Trust, Inc.	12,550	352,027
First Potomac Realty Trust	6,200	68,014
Fonciere Des Regions	7,408	646,164
Forest City Realty Trust, Inc. - Class A	25,300	527,252
Fortune Real Estate Investment Trust	143,200	164,348
Four Corners Property Trust, Inc.	6,400	131,328
Franklin Street Properties Corp.	10,650	138,024
Frontier Real Estate Investment Corp.	48	205,128
Fukuoka REIT Corp.	68	107,533
Gaming and Leisure Properties, Inc.	22,096	676,580
Gecina S.A.	8,481	1,172,524
General Growth Properties, Inc.	92,661	2,314,672
Getty Realty Corp.	2,715	69,205
GLP J-Reit	287	330,587
Goodman Group	373,053	1,924,630
Government Properties Income Trust (b)	7,635	145,561
GPT Group (The)	374,390	1,357,616
Gramercy Property Trust	45,169	414,651
Granite Real Estate Investment Trust	5,050	168,615
Great Portland Estates plc	37,050	304,696
Green REIT plc	73,600	106,212
H&R Real Estate Investment Trust	30,644	510,562
Hamborner REIT AG	8,200	77,931
Hammerson plc	165,172	1,163,743
Hansteen Holdings plc	80,150	112,028
HCP, Inc.	80,825	2,402,119
Healthcare Realty Trust, Inc.	12,460	377,787
Healthcare Trust of America, Inc. - Class A	15,275	444,655
Hersha Hospitality Trust	3,812	81,958
Hibernia REIT plc	73,400	95,396
Highwoods Properties, Inc.	10,800	550,908
Hispania Activos Inmobiliarios SOCIMI S.A.	9,600	113,006
Hospitality Properties Trust	17,700	561,798
Host Hotels & Resorts, Inc.	130,185	2,452,685
Hudson Pacific Properties, Inc.	13,431	467,130
Hulic Reit, Inc.	90	150,912
Icade	7,596	541,952
Immobiliare Grande Distribuzione SIIQ S.p.A. (b)	39,446	30,058

Equity Real Estate Investment Trusts—(Continued)
Industrial & Infrastructure Fund Investment Corp.	35	166,589
Intervest Offices & Warehouses NV	1,600	40,242
Intu Properties plc	189,202	657,248
Investa Office Fund	60,862	207,583
Investors Real Estate Trust	13,008	92,747
Invincible Investment Corp.	315	141,360
Irish Residential Properties REIT plc	37,750	46,475
Iron Mountain, Inc. (b)	15,849	514,776
Japan Excellent, Inc.	123	156,095
Japan Hotel REIT Investment Corp.	407	273,313
Japan Logistics Fund, Inc.	90	189,519
Japan Prime Realty Investment Corp.	172	677,585
Japan Real Estate Investment Corp.	266	1,450,644
Japan Rental Housing Investments, Inc.	163	109,339
Japan Retail Fund Investment Corp.	534	1,081,538
Kenedix Office Investment Corp.	39	223,999
Kenedix Retail REIT Corp.	45	102,432
Keppel REIT	205,400	144,459
Killam Apartment Real Estate Investment Trust	7,100	63,139
Kilroy Realty Corp.	9,934	727,367
Kimco Realty Corp.	73,038	1,837,636
Kite Realty Group Trust	8,812	206,906
Kiwi Property Group, Ltd.	138,600	133,206
Klepierre	44,411	1,744,332
Land Securities Group plc	164,938	2,178,843
Lar Espana Real Estate Socimi S.A.	9,350	69,180
LaSalle Hotel Properties	12,150	370,210
Lexington Realty Trust	25,400	274,320
Liberty Property Trust	15,900	628,050
Life Storage, Inc.	5,031	428,943
Link REIT	469,600	3,032,435
LondonMetric Property plc	62,900	120,146
LTC Properties, Inc.	4,200	197,316
Macerich Co. (The)	23,827	1,687,905
Mack-Cali Realty Corp.	9,557	277,344
Mapletree Commercial Trust	203,994	196,224
Mapletree Industrial Trust	135,800	154,119
Mapletree Logistics Trust	158,850	111,562
Medical Properties Trust, Inc.	34,495	424,288
Mercialys S.A.	4,450	90,176
Merlin Properties Socimi S.A.	34,934	380,590
Mid-America Apartment Communities, Inc.	19,870	1,945,670
Milestone Apartments Real Estate Investment Trust	8,650	122,407
Mirvac Group	771,459	1,184,134
Monmouth Real Estate Investment Corp. (b)	7,000	106,680
Monogram Residential Trust, Inc.	18,150	196,383
Mori Hills REIT Investment Corp.	156	210,882
Mori Trust Sogo REIT, Inc.	107	168,980
National Health Investors, Inc.	3,950	292,971
National Retail Properties, Inc.	15,833	699,819
New Senior Investment Group, Inc.	8,450	82,726
New York REIT, Inc. (b)	17,850	180,642
NewRiver REIT plc	25,150	106,059
Nippon Accommodations Fund, Inc.	48	209,957

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Nippon Building Fund, Inc.	281	$1,557,032
Nippon Prologis REIT, Inc.	326	666,486
Nomura Real Estate Master Fund, Inc.	835	1,262,833
Northview Apartment Real Estate Investment Trust	5,350	79,972
NSI NV	14,793	55,780
Omega Healthcare Investors, Inc.	18,520	578,935
Orix JREIT, Inc.	261	411,897
Paramount Group, Inc.	16,074	257,023
Parkway, Inc. (a)	4,572	101,727
Pebblebrook Hotel Trust	7,700	229,075
Pennsylvania Real Estate Investment Trust	7,100	134,616
Physicians Realty Trust	14,469	274,332
Piedmont Office Realty Trust, Inc. - Class A	15,650	327,241
Premier Investment Corp.	135	159,582
Primary Health Properties plc	61,676	84,191
ProLogis, Inc.	91,120	4,810,225
PS Business Parks, Inc.	2,200	256,344
Public Storage	25,396	5,676,006
Pure Industrial Real Estate Trust	26,150	108,873
QTS Realty Trust, Inc. - Class A	4,850	240,803
Quality Care Properties, Inc. (a)	9,990	154,845
Ramco-Gershenson Properties Trust	8,428	139,736
Realty Income Corp.	44,242	2,543,030
Redefine International plc	129,500	62,510
Regency Centers Corp.	11,250	775,687
Regional REIT, Ltd.	24,200	32,112
Retail Opportunity Investments Corp.	11,685	246,904
Retail Properties of America, Inc. - Class A	25,450	390,148
Rexford Industrial Realty, Inc.	6,950	161,171
RioCan Real Estate Investment Trust	35,038	694,941
RLJ Lodging Trust	13,350	326,941
Ryman Hospitality Properties, Inc.	5,236	329,920
Sabra Health Care REIT, Inc.	7,000	170,940
Safestore Holdings plc	22,250	95,704
Saul Centers, Inc.	1,457	97,051
Scentre Group	1,090,622	3,660,635
Segro plc	173,276	980,600
Sekisui House Reit, Inc.	100	128,070
Sekisui House SI Residential Investment Corp.	107	119,116
Select Income REIT	7,305	184,086
Senior Housing Properties Trust	25,550	483,661
Seritage Growth Properties - Class A (b)	2,800	119,588
Shaftesbury plc	25,750	287,964
Shopping Centres Australasia Property Group	79,000	126,180
Silver Bay Realty Trust Corp.	3,600	61,704
Simon Property Group, Inc.	54,275	9,643,039
SL Green Realty Corp.	17,590	1,891,804
Smart Real Estate Investment Trust	11,950	287,391
Spirit Realty Capital, Inc.	49,562	538,243
STAG Industrial, Inc.	8,135	194,182
Stockland	501,610	1,656,352
STORE Capital Corp.	16,612	410,483
Summit Hotel Properties, Inc.	8,950	143,469
Sun Communities, Inc.	6,996	535,964

Equity Real Estate Investment Trusts—(Continued)
Sunstone Hotel Investors, Inc.	23,306	355,416
Suntec Real Estate Investment Trust	503,800	571,257
Tanger Factory Outlet Centers, Inc.	10,300	368,534
Target Healthcare REIT, Ltd.	25,600	35,622
Taubman Centers, Inc.	6,500	480,545
Terreno Realty Corp.	4,900	139,601
Tier REIT, Inc.	5,100	88,689
Tokyu REIT, Inc.	95	120,361
Tritax Big Box REIT plc	119,050	204,542
UDR, Inc.	46,390	1,692,307
Unibail-Rodamco SE (Paris Exchange)	20,693	4,932,770
United Urban Investment Corp.	633	963,372
Universal Health Realty Income Trust	1,450	95,106
Urban Edge Properties	9,600	264,096
Urstadt Biddle Properties, Inc. - Class A	3,150	75,947
Vastned Retail NV	2,007	77,913
Ventas, Inc.	60,340	3,772,457
VEREIT, Inc.	103,950	879,417
Vicinity Centres	695,208	1,503,809
Vornado Realty Trust	29,930	3,123,794
Warehouses De Pauw SCA	1,767	157,876
Washington Prime Group, Inc.	19,800	206,118
Washington Real Estate Investment Trust	8,044	262,958
Weingarten Realty Investors	12,408	444,082
Welltower, Inc.	62,495	4,182,790
Wereldhave Belgium NV	250	28,343
Wereldhave NV	4,350	195,602
Westfield Corp.	408,452	2,772,157
Weyerhaeuser Co.	49,292	1,483,196
Workspace Group plc	12,650	123,044
WP Carey, Inc.	9,751	576,187
Xenia Hotels & Resorts, Inc.	11,600	225,272

		176,200,448

Food & Staples Retailing—1.0%
Aeon Co., Ltd.	66,329	938,529
Carrefour S.A.	57,522	1,383,837
Casino Guichard Perrachon S.A.	5,745	275,626
Colruyt S.A.	6,906	341,631
Costco Wholesale Corp.	29,095	4,658,400
CVS Health Corp.	72,615	5,730,050
Distribuidora Internacional de Alimentacion S.A.	62,100	304,836
FamilyMart UNY Holdings Co., Ltd.	8,414	558,997
ICA Gruppen AB	8,172	248,903
J Sainsbury plc	165,142	505,978
Jeronimo Martins SGPS S.A.	25,418	394,275
Koninklijke Ahold Delhaize NV	129,946	2,735,077
Kroger Co. (The)	64,360	2,221,064
Lawson, Inc.	6,676	468,660
Metro AG	18,119	601,306
Seven & i Holdings Co., Ltd.	76,431	2,908,672
Sundrug Co., Ltd.	3,800	262,571
Sysco Corp.	34,645	1,918,294
Tesco plc (a)	829,011	2,110,234
Tsuruha Holdings, Inc.	3,700	350,195

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Wal-Mart Stores, Inc. (e)	103,674	$7,165,947
Walgreens Boots Alliance, Inc.	56,995	4,716,906
Wesfarmers, Ltd.	114,210	3,467,403
Whole Foods Market, Inc.	21,400	658,264
WM Morrison Supermarkets plc	223,383	634,608
Woolworths, Ltd.	129,689	2,250,304

		47,810,567

Food Products—1.2%
Ajinomoto Co., Inc.	55,281	1,111,824
Archer-Daniels-Midland Co.	39,255	1,791,991
Aryzta AG (a)	8,826	388,623
Associated British Foods plc	36,131	1,221,097
Barry Callebaut AG (a)	224	274,140
Calbee, Inc.	8,149	254,943
Campbell Soup Co.	11,890	718,988
Chocoladefabriken Lindt & Spruengli AG	11	668,129
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	104	538,651
ConAgra Foods, Inc.	28,640	1,132,712
Danone S.A.	59,867	3,789,303
General Mills, Inc.	39,160	2,418,913
Golden Agri-Resources, Ltd.	715,600	211,355
Hershey Co. (The)	9,465	978,965
Hormel Foods Corp.	17,810	619,966
J.M. Smucker Co. (The)	7,885	1,009,753
Kellogg Co.	16,655	1,227,640
Kerry Group plc - Class A	16,063	1,148,627
Kikkoman Corp.	15,100	482,349
Kraft Heinz Co. (The)	39,323	3,433,684
Marine Harvest ASA (a)	38,805	699,757
McCormick & Co., Inc.	7,670	715,841
Mead Johnson Nutrition Co.	12,330	872,471
MEIJI Holdings Co., Ltd.	11,700	917,838
Mondelez International, Inc. - Class A	103,560	4,590,815
Nestle S.A.	315,628	22,638,762
NH Foods, Ltd.	17,715	478,270
Nisshin Seifun Group, Inc.	19,900	298,364
Nissin Foods Holdings Co., Ltd.	6,034	316,632
Orkla ASA	82,669	747,933
Tate & Lyle plc	47,326	412,169
Toyo Suisan Kaisha, Ltd.	9,477	342,787
Tyson Foods, Inc. - Class A	19,350	1,193,508
WH Group, Ltd.	817,000	657,805
Wilmar International, Ltd.	194,339	479,500
Yakult Honsha Co., Ltd.	8,992	416,309
Yamazaki Baking Co., Ltd.	13,748	265,343

		59,465,757

Gas Utilities—0.1%
APA Group	112,204	693,265
Enagas S.A.	23,044	584,821
Gas Natural SDG S.A.	35,562	669,935
Hong Kong & China Gas Co., Ltd.	773,026	1,366,479
Osaka Gas Co., Ltd.	189,489	727,833
Toho Gas Co., Ltd.	38,048	309,007

Gas Utilities—(Continued)
Tokyo Gas Co., Ltd.	198,460	895,892

		5,247,232

Health Care Equipment & Supplies—0.9%
Abbott Laboratories	97,300	3,737,293
Baxter International, Inc.	36,100	1,600,674
Becton Dickinson & Co.	13,977	2,313,892
Boston Scientific Corp. (a)	89,080	1,926,800
C.R. Bard, Inc.	4,885	1,097,464
Cochlear, Ltd.	5,819	513,694
Coloplast A/S - Class B (b)	12,049	810,805
Cooper Cos., Inc. (The)	3,276	573,071
CYBERDYNE, Inc. (a) (b)	11,143	157,217
Danaher Corp.	39,460	3,071,566
DENTSPLY SIRONA, Inc.	15,907	918,311
Edwards Lifesciences Corp. (a)	14,160	1,326,792
Essilor International S.A.	21,013	2,373,951
Getinge AB - B Shares	20,224	323,938
Hologic, Inc. (a)	16,263	652,472
Hoya Corp.	40,350	1,691,140
Intuitive Surgical, Inc. (a)	2,520	1,598,108
Medtronic plc	92,879	6,615,771
Olympus Corp.	29,606	1,020,849
Smith & Nephew plc	90,471	1,347,895
Sonova Holding AG	5,410	654,560
St. Jude Medical, Inc.	18,685	1,498,350
Stryker Corp.	20,670	2,476,473
Sysmex Corp.	15,900	919,069
Terumo Corp.	34,700	1,278,415
Varian Medical Systems, Inc. (a)	6,325	567,859
William Demant Holding A/S (a)	12,280	213,520
Zimmer Biomet Holdings, Inc.	11,835	1,221,372

		42,501,321

Health Care Providers & Services—0.9%
Aetna, Inc.	23,144	2,870,087
Alfresa Holdings Corp.	19,100	314,894
AmerisourceBergen Corp. (b)	12,685	991,840
Anthem, Inc.	17,280	2,484,346
Cardinal Health, Inc.	21,730	1,563,908
Centene Corp. (a)	11,209	633,421
Chartwell Retirement Residences	20,550	224,226
Cigna Corp.	16,925	2,257,626
DaVita, Inc. (a)	10,930	701,706
Envision Healthcare Corp. (a)	7,919	501,194
Express Scripts Holding Co. (a)	41,814	2,876,385
Fresenius Medical Care AG & Co. KGaA	21,777	1,846,320
Fresenius SE & Co. KGaA	41,558	3,246,268
HCA Holdings, Inc. (a)	20,169	1,492,909
Healthscope, Ltd.	173,103	285,139
Henry Schein, Inc. (a)	5,403	819,689
Humana, Inc.	9,800	1,999,494
Laboratory Corp. of America Holdings (a)	6,725	863,356
McKesson Corp.	15,155	2,128,520
Mediclinic International plc	37,142	351,000
Medipal Holdings Corp.	17,387	272,978

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Miraca Holdings, Inc.	5,843	$261,696
Patterson Cos., Inc. (b)	5,480	224,844
Quest Diagnostics, Inc.	9,405	864,320
Ramsay Health Care, Ltd.	14,347	707,238
Ryman Healthcare, Ltd.	37,412	211,075
Sonic Healthcare, Ltd.	40,063	618,285
Suzuken Co., Ltd.	7,900	257,686
UnitedHealth Group, Inc.	62,800	10,050,512
Universal Health Services, Inc. - Class B	6,000	638,280

		42,559,242

Health Care Technology—0.0%
Cerner Corp. (a)	19,960	945,505
M3, Inc.	19,698	495,820

		1,441,325

Hotels, Restaurants & Leisure—0.8%
Accor S.A.	17,333	646,193
Aristocrat Leisure, Ltd.	54,968	613,320
Carnival Corp.	29,720	1,547,223
Carnival plc	19,314	978,530
Chipotle Mexican Grill, Inc. (a) (b)	2,015	760,300
Compass Group plc	166,620	3,071,193
Crown Resorts, Ltd.	36,935	307,933
Darden Restaurants, Inc.	7,575	550,854
Domino’s Pizza Enterprises, Ltd.	6,309	293,838
Flight Centre Travel Group, Ltd.	5,595	125,888
Galaxy Entertainment Group, Ltd.	238,071	1,024,221
Genting Singapore plc	613,000	380,988
InterContinental Hotels Group plc	19,030	849,244
Marriott International, Inc. - Class A	21,507	1,778,199
McDonald’s Corp.	59,540	7,247,209
McDonald’s Holdings Co. Japan, Ltd. (b)	6,777	177,139
Melco Crown Entertainment, Ltd. (ADR)	19,297	306,822
Merlin Entertainments plc	71,979	397,723
MGM China Holdings, Ltd.	94,700	195,491
Oriental Land Co., Ltd.	22,200	1,253,284
Paddy Power Betfair plc	8,075	862,810
Pandox AB	5,686	88,207
Royal Caribbean Cruises, Ltd.	11,214	919,997
Sands China, Ltd.	245,535	1,055,991
Shangri-La Asia, Ltd.	125,200	131,874
SJM Holdings, Ltd.	199,356	155,787
Sodexo S.A.	9,356	1,075,117
Starbucks Corp.	97,660	5,422,083
Tabcorp Holdings, Ltd.	82,951	287,798
Tatts Group, Ltd.	148,528	479,566
TUI AG	50,598	722,953
Whitbread plc	18,579	863,633
William Hill plc	87,073	310,341
Wyndham Worldwide Corp.	7,365	562,465
Wynn Macau, Ltd.	155,478	246,162
Wynn Resorts, Ltd.	5,350	462,829
Yum! Brands, Inc.	27,040	1,712,443

		37,865,648

Household Durables—0.4%
Barratt Developments plc	101,792	579,103
Berkeley Group Holdings plc	13,226	457,168
Casio Computer Co., Ltd.	23,200	326,998
D.R. Horton, Inc.	21,650	591,695
Electrolux AB - Series B	24,443	606,888
Garmin, Ltd. (b)	7,770	376,767
Harman International Industries, Inc.	4,730	525,787
Husqvarna AB - B Shares	42,228	327,888
Iida Group Holdings Co., Ltd.	14,955	283,124
Leggett & Platt, Inc.	8,880	434,054
Lennar Corp. - Class A	11,895	510,652
Mohawk Industries, Inc. (a)	4,260	850,637
Newell Brands, Inc.	30,095	1,343,742
Nikon Corp.	34,555	535,343
Panasonic Corp.	223,828	2,271,631
Persimmon plc	31,267	682,278
PulteGroup, Inc.	20,980	385,612
Rinnai Corp.	3,475	279,931
SEB S.A.	2,294	310,843
Sekisui Chemical Co., Ltd.	40,915	651,158
Sekisui House, Ltd.	61,549	1,022,262
Sharp Corp. (a)	151,393	348,770
Sony Corp.	128,075	3,559,343
Taylor Wimpey plc	328,742	617,395
Techtronic Industries Co., Ltd.	138,500	496,141
Whirlpool Corp.	5,130	932,480

		19,307,690

Household Products—0.7%
Church & Dwight Co., Inc.	17,202	760,156
Clorox Co. (The)	8,515	1,021,970
Colgate-Palmolive Co.	58,950	3,857,688
Henkel AG & Co. KGaA	10,540	1,094,752
Kimberly-Clark Corp.	23,835	2,720,050
Lion Corp.	24,000	393,385
Procter & Gamble Co. (The) (e)	175,225	14,732,918
Reckitt Benckiser Group plc	64,129	5,421,099
Svenska Cellulosa AB SCA - Class B	61,687	1,739,405
Unicharm Corp.	40,900	893,251

		32,634,674

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	43,585	506,458
Electric Power Development Co., Ltd.	14,856	341,365
Meridian Energy, Ltd.	127,850	230,425
NRG Energy, Inc.	20,705	253,843

		1,332,091

Industrial Conglomerates—1.1%
3M Co.	40,045	7,150,836
CK Hutchison Holdings, Ltd.	273,446	3,086,961
DCC plc	9,005	667,553
General Electric Co. (e)	602,372	19,034,955
Honeywell International, Inc.	50,860	5,892,131
Jardine Matheson Holdings, Ltd.	25,300	1,395,625

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—(Continued)
Keihan Holdings Co., Ltd.	51,000	$334,079
Keppel Corp., Ltd.	147,000	584,118
Koninklijke Philips NV	96,192	2,932,029
NWS Holdings, Ltd.	154,500	251,203
Roper Technologies, Inc.	6,690	1,224,805
Seibu Holdings, Inc.	17,359	310,653
Sembcorp Industries, Ltd.	99,600	195,378
Siemens AG	77,585	9,536,896
Smiths Group plc	40,075	696,152
Toshiba Corp. (a)	407,779	985,213

		54,278,587

Insurance—2.1%
Admiral Group plc	21,510	482,340
Aegon NV	185,871	1,022,117
Aflac, Inc.	27,685	1,926,876
Ageas	19,768	782,318
AIA Group, Ltd.	1,221,973	6,838,485
Allianz SE	46,348	7,661,470
Allstate Corp. (The)	24,965	1,850,406
American International Group, Inc.	68,371	4,465,310
Aon plc	17,880	1,994,156
Arthur J. Gallagher & Co.	11,642	604,918
Assicurazioni Generali S.p.A.	118,649	1,762,185
Assurant, Inc.	4,305	399,762
Aviva plc	411,572	2,455,894
AXA S.A.	196,691	4,963,283
Baloise Holding AG	5,077	638,415
Chubb, Ltd.	30,467	4,025,300
Cincinnati Financial Corp.	9,710	735,533
CNP Assurances	17,410	322,472
Dai-ichi Life Holdings Inc.	109,350	1,811,738
Direct Line Insurance Group plc	138,455	627,928
Gjensidige Forsikring ASA	20,238	321,108
Hannover Rueck SE	6,120	662,554
Hartford Financial Services Group, Inc. (The)	26,140	1,245,571
Insurance Australia Group, Ltd.	246,585	1,062,688
Japan Post Holdings Co., Ltd.	45,713	569,657
Legal & General Group plc	603,662	1,838,619
Lincoln National Corp.	15,840	1,049,717
Loews Corp.	17,640	826,081
Mapfre S.A.	109,312	333,567
Marsh & McLennan Cos., Inc.	34,450	2,328,475
Medibank Private, Ltd.	277,313	563,827
MetLife, Inc. (f)	72,375	3,900,289
MS&AD Insurance Group Holdings, Inc.	51,439	1,589,289
Muenchener Rueckversicherungs-Gesellschaft AG	16,334	3,089,287
NN Group NV	32,064	1,085,775
Old Mutual plc	499,952	1,268,298
Poste Italiane S.p.A.	52,984	351,477
Principal Financial Group, Inc.	17,875	1,034,248
Progressive Corp. (The)	38,605	1,370,477
Prudential Financial, Inc.	29,430	3,062,486
Prudential plc	261,561	5,217,134

Insurance—(Continued)
QBE Insurance Group, Ltd.	139,070	1,249,138
RSA Insurance Group plc	103,355	745,436
Sampo Oyj - A Shares	45,338	2,027,391
SCOR SE	16,605	573,642
Sompo Holdings, Inc.	35,766	1,207,716
Sony Financial Holdings, Inc.	17,647	273,527
St. James’s Place plc	53,463	664,991
Standard Life plc	200,347	913,455
Suncorp Group, Ltd.	130,483	1,269,190
Swiss Life Holding AG (a)	3,254	920,681
Swiss Re AG	32,866	3,113,756
T&D Holdings, Inc.	58,752	773,653
Tokio Marine Holdings, Inc.	69,179	2,828,765
Torchmark Corp.	7,455	549,881
Travelers Cos., Inc. (The)	19,480	2,384,742
Tryg A/S	11,462	207,249
UnipolSai S.p.A.	112,924	241,086
Unum Group	15,695	689,481
Willis Towers Watson plc	9,167	1,120,941
XL Group, Ltd.	19,265	717,814
Zurich Insurance Group AG (a)	15,267	4,193,257

		104,807,322

Internet & Direct Marketing Retail—0.6%
Amazon.com, Inc. (a)	26,450	19,834,061
Expedia, Inc.	7,785	881,885
Netflix, Inc. (a)	28,281	3,501,188
Priceline Group, Inc. (The) (a)	3,295	4,830,668
Rakuten, Inc.	94,392	923,676
Start Today Co., Ltd.	18,015	309,082
TripAdvisor, Inc. (a)	7,505	348,007
Zalando SE (a)	8,756	334,471

		30,963,038

Internet Software & Services—1.1%
Akamai Technologies, Inc. (a)	11,610	774,155
Alphabet, Inc. - Class A (a) (e)	19,340	15,325,983
Alphabet, Inc. - Class C (a) (e)	19,666	15,178,612
Auto Trader Group plc	99,871	502,862
DeNA Co., Ltd.	10,707	233,241
eBay, Inc. (a)	71,575	2,125,062
Facebook, Inc. - Class A (a)	151,646	17,446,872
Kakaku.com, Inc.	14,381	237,768
Mixi, Inc.	4,567	166,357
United Internet AG	12,525	487,513
VeriSign, Inc. (a) (b)	6,335	481,903
Yahoo Japan Corp.	144,403	554,158
Yahoo!, Inc. (a)	57,495	2,223,332

		55,737,818

IT Services—1.1%
Accenture plc - Class A	41,495	4,860,309
Alliance Data Systems Corp.	3,950	902,575
Amadeus IT Group S.A.	44,505	2,021,830
Atos SE	9,031	952,703

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Automatic Data Processing, Inc.	30,195	$3,103,442
Cap Gemini S.A.	16,589	1,399,077
Cognizant Technology Solutions Corp. - Class A (a)	40,250	2,255,208
Computershare, Ltd.	47,095	423,373
CSRA, Inc.	8,955	285,127
Fidelity National Information Services, Inc.	18,185	1,375,514
Fiserv, Inc. (a)	14,760	1,568,693
Fujitsu, Ltd.	188,016	1,041,473
Global Payments, Inc.	10,137	703,609
International Business Machines Corp. (e)	58,396	9,693,152
MasterCard, Inc. - Class A	64,800	6,690,600
Nomura Research Institute, Ltd.	13,420	407,947
NTT Data Corp.	12,802	617,756
Obic Co., Ltd.	6,570	286,565
Otsuka Corp.	5,300	247,051
Paychex, Inc.	21,215	1,291,569
PayPal Holdings, Inc. (a)	73,475	2,900,058
Teradata Corp. (a)	8,700	236,379
Total System Services, Inc.	11,095	543,988
Visa, Inc. - Class A	126,760	9,889,815
Western Union Co. (The) (b)	33,120	719,367
Worldpay Group plc	182,551	605,411
Xerox Corp.	62,860	548,768

		55,571,359

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	20,310	559,109
Hasbro, Inc.	7,445	579,146
Mattel, Inc.	22,445	618,360
Sankyo Co., Ltd.	4,604	148,345
Sega Sammy Holdings, Inc.	18,848	279,865
Shimano, Inc.	7,541	1,180,341
Yamaha Corp.	17,000	518,095

		3,883,261

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	21,635	985,691
Eurofins Scientific SE	1,112	473,733
Illumina, Inc. (a)	9,719	1,244,421
Lonza Group AG (a)	5,367	927,866
Mettler-Toledo International, Inc. (a)	1,789	748,804
PerkinElmer, Inc.	7,190	374,958
QIAGEN NV (a)	22,545	632,508
Thermo Fisher Scientific, Inc.	26,230	3,701,053
Waters Corp. (a)	5,390	724,362

		9,813,396

Machinery—1.0%
Alfa Laval AB	29,612	489,179
Alstom S.A. (a)	15,672	431,236
Amada Holdings Co., Ltd.	33,986	378,459
Andritz AG	7,457	374,308
Atlas Copco AB - A Shares	68,104	2,070,191
Atlas Copco AB - B Shares	39,575	1,077,132
Caterpillar, Inc.	38,485	3,569,099

Machinery—(Continued)
CNH Industrial NV	103,558	900,370
Cummins, Inc.	10,695	1,461,686
Deere & Co.	19,815	2,041,738
Dover Corp.	10,200	764,286
FANUC Corp.	19,710	3,332,974
Flowserve Corp. (b)	8,580	412,269
Fortive Corp.	19,730	1,058,120
GEA Group AG	18,550	743,547
Hino Motors, Ltd.	26,133	265,198
Hitachi Construction Machinery Co., Ltd.	10,958	236,580
Hoshizaki Corp.	5,200	411,063
IHI Corp. (a)	148,748	385,668
Illinois Tool Works, Inc.	21,600	2,645,136
IMI plc	27,477	350,400
Ingersoll-Rand plc	16,965	1,273,054
JTEKT Corp.	22,617	360,609
Kawasaki Heavy Industries, Ltd.	143,697	448,543
Komatsu, Ltd.	93,687	2,114,626
Kone Oyj - Class B	34,204	1,532,359
Kubota Corp.	107,359	1,528,334
Kurita Water Industries, Ltd.	10,324	226,789
Makita Corp.	11,390	761,934
MAN SE	3,616	359,172
Metso Oyj	11,424	325,184
Minebea Co., Ltd.	34,000	317,601
Mitsubishi Heavy Industries, Ltd.	325,000	1,476,401
Nabtesco Corp.	11,740	272,551
NGK Insulators, Ltd.	26,922	520,722
NSK, Ltd.	44,169	509,439
PACCAR, Inc.	23,195	1,482,160
Parker-Hannifin Corp.	8,935	1,250,900
Pentair plc	11,973	671,326
Sandvik AB	108,134	1,334,922
Schindler Holding AG	2,065	360,709
Schindler Holding AG (Participation Certificate)	4,130	727,265
SKF AB - B Shares	40,374	741,086
SMC Corp.	5,813	1,383,325
Snap-on, Inc.	3,810	652,539
Stanley Black & Decker, Inc.	10,040	1,151,488
Sumitomo Heavy Industries, Ltd.	55,676	357,555
THK Co., Ltd.	12,252	270,041
Volvo AB - B Shares	156,364	1,821,978
Wartsila Oyj Abp	15,012	674,302
Weir Group plc (The)	21,960	508,789
Xylem, Inc.	11,740	581,365
Yangzijiang Shipbuilding Holdings, Ltd.	191,390	107,095
Zardoya Otis S.A.	18,949	160,123

		49,662,925

Marine—0.1%
AP Moeller - Maersk A/S - Class A	385	579,634
AP Moeller - Maersk A/S - Class B	664	1,056,499
Kuehne & Nagel International AG	5,477	723,063
Mitsui OSK Lines, Ltd.	115,913	320,166
Nippon Yusen KK	162,984	301,698

		2,981,060

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.1%
Altice NV - Class A (a) (b)	37,507	$741,892
Altice NV - Class B (a)	11,192	222,572
Axel Springer SE	4,395	213,102
CBS Corp. - Class B	27,850	1,771,817
Charter Communications, Inc. - Class A (a)	14,457	4,162,459
Comcast Corp. - Class A	160,702	11,096,473
Dentsu, Inc.	21,987	1,035,693
Discovery Communications, Inc. - Class A (a) (b)	9,850	269,989
Discovery Communications, Inc. - Class C (a)	15,650	419,107
Eutelsat Communications S.A.	17,666	341,982
Hakuhodo DY Holdings, Inc.	21,670	266,346
Interpublic Group of Cos., Inc. (The)	26,525	620,950
ITV plc	365,392	926,192
JCDecaux S.A.	7,557	221,843
Lagardere SCA	11,972	332,558
News Corp. - Class A	25,021	286,741
News Corp. - Class B	7,056	83,261
Omnicom Group, Inc.	15,785	1,343,461
Pearson plc	83,376	836,733
ProSiebenSat.1 Media SE	23,631	913,523
Publicis Groupe S.A.	19,462	1,342,597
REA Group, Ltd.	5,372	213,404
RTL Group S.A.	263	19,277
RTL Group S.A. (Brussels Exchange)	3,657	266,295
Schibsted ASA - B Shares	9,063	192,072
Schibsted ASA - Class A	7,700	176,646
Scripps Networks Interactive, Inc. - Class A (b)	6,250	446,063
SES S.A.	36,945	813,573
Singapore Press Holdings, Ltd.	162,000	393,971
Sky plc	104,603	1,272,615
TEGNA, Inc.	14,440	308,872
Telenet Group Holding NV (a)	5,365	297,668
Time Warner, Inc.	52,155	5,034,522
Toho Co., Ltd.	11,494	324,832
Twenty-First Century Fox, Inc. - Class A	73,958	2,073,782
Twenty-First Century Fox, Inc. - Class B	28,425	774,581
Viacom, Inc. - Class B	22,870	802,737
Vivendi S.A.	104,388	1,983,116
Walt Disney Co. (The)	99,179	10,336,435
WPP plc	130,248	2,911,784

		56,091,536

Metals & Mining—0.8%
Alumina, Ltd. (b)	246,487	324,276
Anglo American plc (a)	142,211	1,994,611
Antofagasta plc	39,993	329,284
ArcelorMittal (a)	186,550	1,375,381
BHP Billiton plc	214,201	3,386,745
BHP Billiton, Ltd.	325,722	5,814,124
Boliden AB	27,739	722,634
Fortescue Metals Group, Ltd.	157,896	666,759
Freeport-McMoRan, Inc. (a)	82,700	1,090,813
Fresnillo plc	22,280	330,867

Metals & Mining—(Continued)
Glencore plc (a)	1,240,897	4,170,772
Hitachi Metals, Ltd.	21,341	288,382
JFE Holdings, Inc.	52,961	803,717
Kobe Steel, Ltd. (a)	31,167	295,877
Maruichi Steel Tube, Ltd.	5,700	185,085
Mitsubishi Materials Corp.	11,180	341,290
Newcrest Mining, Ltd.	77,738	1,096,074
Newmont Mining Corp.	34,935	1,190,235
Nippon Steel & Sumitomo Metal Corp.	82,300	1,830,577
Norsk Hydro ASA	135,419	646,439
Nucor Corp.	20,940	1,246,349
Randgold Resources, Ltd.	9,503	726,664
Rio Tinto plc	125,465	4,777,786
Rio Tinto, Ltd.	43,021	1,850,615
South32, Ltd.	539,922	1,065,474
Sumitomo Metal Mining Co., Ltd.	49,516	636,878
ThyssenKrupp AG	37,308	888,989
Voestalpine AG	11,624	456,361

		38,533,058

Multi-Utilities—0.5%
AGL Energy, Ltd.	68,428	1,088,711
Ameren Corp.	15,960	837,262
CenterPoint Energy, Inc.	28,400	699,776
Centrica plc	554,483	1,597,501
CMS Energy Corp.	18,255	759,773
Consolidated Edison, Inc.	19,345	1,425,340
Dominion Resources, Inc.	39,390	3,016,880
DTE Energy Co.	11,830	1,165,373
DUET Group	244,994	484,145
E.ON SE	202,936	1,415,436
Engie S.A.	148,188	1,887,869
Innogy SE (a)	14,122	491,007
National Grid plc	381,803	4,465,314
NiSource, Inc.	21,050	466,047
Public Service Enterprise Group, Inc.	33,370	1,464,275
RWE AG (a)	49,684	617,885
SCANA Corp.	9,440	691,763
Sempra Energy	15,620	1,571,997
Suez	32,891	485,104
Veolia Environnement S.A.	48,565	825,579
WEC Energy Group, Inc.	20,829	1,221,621

		26,678,658

Multiline Retail—0.2%
Dollar General Corp.	19,180	1,420,663
Dollar Tree, Inc. (a)	15,513	1,197,293
Don Quijote Holdings Co., Ltd.	12,100	447,003
Harvey Norman Holdings, Ltd. (b)	55,438	205,442
Isetan Mitsukoshi Holdings, Ltd.	33,997	365,532
J Front Retailing Co., Ltd.	23,900	321,183
Kohl’s Corp.	12,525	618,484
Macy’s, Inc.	20,410	730,882
Marks & Spencer Group plc	164,770	709,440
Marui Group Co., Ltd.	21,200	308,856
Next plc	14,193	868,649

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—(Continued)
Nordstrom, Inc. (b)	8,440	$404,529
Ryohin Keikaku Co., Ltd.	2,512	491,182
Takashimaya Co., Ltd.	30,372	250,044
Target Corp.	39,790	2,874,032

		11,213,214

Oil, Gas & Consumable Fuels—2.9%
Anadarko Petroleum Corp.	33,535	2,338,396
Apache Corp.	24,995	1,586,433
BP plc	1,905,008	11,836,753
Cabot Oil & Gas Corp.	30,190	705,238
Caltex Australia, Ltd.	26,485	581,470
Chesapeake Energy Corp. (a) (b)	34,135	239,628
Chevron Corp. (e)	124,400	14,641,880
Cimarex Energy Co.	6,315	858,209
Concho Resources, Inc. (a)	8,505	1,127,763
ConocoPhillips	81,620	4,092,427
Devon Energy Corp.	33,620	1,535,425
Eni S.p.A.	257,999	4,182,954
EOG Resources, Inc.	36,290	3,668,919
EQT Corp.	11,210	733,134
Exxon Mobil Corp. (e)	274,389	24,766,351
Galp Energia SGPS S.A.	50,837	755,696
Hess Corp.	17,470	1,088,206
Idemitsu Kosan Co., Ltd.	8,900	235,921
Inpex Corp.	96,398	962,406
JX Holdings, Inc.	215,024	906,725
Kinder Morgan, Inc.	120,830	2,502,389
Koninklijke Vopak NV	7,113	335,552
Lundin Petroleum AB (a)	18,901	409,734
Marathon Oil Corp.	55,680	963,821
Marathon Petroleum Corp.	34,910	1,757,718
Murphy Oil Corp.	10,585	329,511
Neste Oyj	13,033	500,318
Newfield Exploration Co. (a)	13,000	526,500
Noble Energy, Inc.	28,300	1,077,098
Occidental Petroleum Corp.	50,445	3,593,197
Oil Search, Ltd.	138,984	717,583
OMV AG	15,023	529,211
ONEOK, Inc.	13,860	795,703
Origin Energy, Ltd.	177,824	843,418
Phillips 66	31,040	2,682,166
Pioneer Natural Resources Co.	10,765	1,938,454
Range Resources Corp.	11,105	381,568
Repsol S.A.	111,311	1,565,643
Royal Dutch Shell plc - A Shares	438,722	12,088,856
Royal Dutch Shell plc - B Shares	379,858	10,839,557
Santos, Ltd.	160,819	464,546
Showa Shell Sekiyu KK	19,100	177,441
Snam S.p.A.	248,518	1,022,239
Southwestern Energy Co. (a)	25,705	278,128
Spectra Energy Corp.	44,320	1,821,109
Statoil ASA	113,834	2,074,205
Tesoro Corp.	7,825	684,296
TonenGeneral Sekiyu KK	29,150	306,767
Total S.A.	228,475	11,663,130

Oil, Gas & Consumable Fuels—(Continued)
Valero Energy Corp.	31,015	2,118,945
Williams Cos., Inc. (The)	39,465	1,228,940
Woodside Petroleum, Ltd.	76,895	1,725,806

		144,787,483

Paper & Forest Products—0.1%
Mondi plc	37,245	761,081
OJI Holdings Corp.	81,372	330,774
Stora Enso Oyj - R Shares	55,871	598,508
UPM-Kymmene Oyj	54,130	1,326,560

		3,016,923

Personal Products—0.5%
Beiersdorf AG	10,223	867,457
Coty, Inc. - Class A	31,719	580,775
Estee Lauder Cos., Inc. (The) - Class A	14,620	1,118,284
Kao Corp.	51,124	2,418,835
Kose Corp.	3,134	259,988
L’Oreal S.A.	25,548	4,657,315
Pola Orbis Holdings, Inc.	2,349	193,698
Shiseido Co., Ltd.	38,509	972,826
Unilever NV	165,209	6,790,025
Unilever plc	130,166	5,265,231

		23,124,434

Pharmaceuticals—3.3%
Allergan plc (a)	26,117	5,484,831
Astellas Pharma, Inc.	218,400	3,027,285
AstraZeneca plc	128,255	6,955,690
Bayer AG	83,867	8,749,506
Bristol-Myers Squibb Co.	110,235	6,442,133
Chugai Pharmaceutical Co., Ltd.	22,674	649,389
Daiichi Sankyo Co., Ltd.	61,099	1,247,823
Eisai Co., Ltd.	25,580	1,462,287
Eli Lilly & Co.	64,330	4,731,472
Endo International plc (a)	13,446	221,456
Galenica AG	400	450,383
GlaxoSmithKline plc	494,389	9,441,426
Hikma Pharmaceuticals plc	14,501	336,364
Hisamitsu Pharmaceutical Co., Inc.	6,325	315,523
Johnson & Johnson (e)	182,320	21,005,087
Kyowa Hakko Kirin Co., Ltd.	26,167	359,931
Mallinckrodt plc (a)	7,370	367,173
Merck & Co., Inc. (e)	183,335	10,792,932
Merck KGaA	13,108	1,367,961
Mitsubishi Tanabe Pharma Corp.	22,801	446,634
Mylan NV (a)	27,185	1,037,108
Novartis AG	226,471	16,473,195
Novo Nordisk A/S - Class B	193,904	6,964,934
Ono Pharmaceutical Co., Ltd.	41,800	911,364
Orion Oyj - Class B	10,461	465,593
Otsuka Holdings Co., Ltd.	39,602	1,723,047
Perrigo Co. plc	9,653	803,419
Pfizer, Inc.	399,506	12,975,955
Roche Holding AG	71,253	16,235,224
Sanofi	117,656	9,515,533

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Santen Pharmaceutical Co., Ltd.	37,800	$461,632
Shionogi & Co., Ltd.	30,298	1,445,673
Sumitomo Dainippon Pharma Co., Ltd.	16,100	276,451
Taisho Pharmaceutical Holdings Co., Ltd.	3,653	302,593
Takeda Pharmaceutical Co., Ltd.	72,150	2,979,815
Taro Pharmaceutical Industries, Ltd. (a) (b)	1,536	161,695
Teva Pharmaceutical Industries, Ltd. (ADR)	92,587	3,356,279
UCB S.A.	12,822	820,711
Zoetis, Inc.	30,140	1,613,394

		162,378,901

Professional Services—0.3%
Adecco Group AG	16,491	1,076,688
Bureau Veritas S.A.	26,975	522,644
Capita plc	67,114	439,385
Dun & Bradstreet Corp. (The)	2,395	290,561
Equifax, Inc.	7,815	923,968
Experian plc	97,163	1,880,706
Intertek Group plc	16,373	698,548
Nielsen Holdings plc	23,833	999,794
Randstad Holding NV	12,076	654,067
Recruit Holdings Co., Ltd.	37,267	1,492,352
RELX NV	100,894	1,695,977
RELX plc	110,525	1,965,587
Robert Half International, Inc.	8,620	420,484
Seek, Ltd.	33,510	358,844
SGS S.A.	556	1,129,111
Verisk Analytics, Inc. (a)	10,201	828,015
Wolters Kluwer NV	30,618	1,107,261

		16,483,992

Real Estate Management & Development—1.0%
ADLER Real Estate AG (a) (b)	2,700	41,167
ADO Properties S.A.	3,148	105,947
Aeon Mall Co., Ltd.	24,197	339,561
Allreal Holding AG (a)	1,050	155,970
Azrieli Group, Ltd.	9,049	391,638
BUWOG AG (a)	9,700	225,636
CA Immobilien Anlagen AG (a)	7,632	140,292
Capital & Counties Properties plc	79,200	289,408
CapitaLand, Ltd.	532,250	1,105,593
Castellum AB	28,427	389,593
CBRE Group, Inc. - Class A (a)	19,115	601,931
Cheung Kong Property Holdings, Ltd.	576,496	3,495,967
City Developments, Ltd.	104,700	596,382
Citycon Oyj	42,200	103,845
Conwert Immobilien Invest SE (a)	8,000	136,580
D Carnegie & Co. AB (a)	4,900	58,659
Daejan Holdings plc	550	41,886
Daito Trust Construction Co., Ltd.	7,144	1,072,965
Daiwa House Industry Co., Ltd.	57,810	1,577,029
Deutsche Euroshop AG	4,950	201,608
Deutsche Wohnen AG	70,500	2,210,823
DIC Asset AG	4,650	44,492
Dios Fastigheter AB	5,032	33,160
Entra ASA (b)	10,118	100,477

Real Estate Management & Development—(Continued)
Fabege AB	14,250	232,573
Fastighets AB Balder - B Shares (a)	10,100	203,773
First Capital Realty, Inc.	10,400	160,107
Global Logistic Properties, Ltd.	270,168	409,284
Grainger plc	44,250	129,660
Grand City Properties S.A.	10,900	197,965
Hang Lung Group, Ltd.	89,000	309,391
Hang Lung Properties, Ltd.	443,100	927,778
Helical plc	10,650	38,685
Hemfosa Fastigheter AB	10,174	94,772
Henderson Land Development Co., Ltd.	231,854	1,223,940
Hongkong Land Holdings, Ltd.	245,650	1,550,247
Hufvudstaden AB - A Shares	11,950	188,443
Hulic Co., Ltd.	68,030	603,436
Hysan Development Co., Ltd.	129,000	531,816
Inmobiliaria Colonial S.A.	25,350	175,801
Kennedy Wilson Europe Real Estate plc	10,700	126,406
Kerry Properties, Ltd.	129,400	348,668
Klovern AB - B Shares	60,100	62,896
Kungsleden AB	17,020	107,709
LEG Immobilien AG (a)	6,800	527,520
Lend Lease Group (REIT)	55,704	585,922
Mitsubishi Estate Co., Ltd.	253,594	5,026,896
Mitsui Fudosan Co., Ltd.	192,968	4,452,808
Mobimo Holding AG (a)	650	162,592
New World Development Co., Ltd.	1,136,925	1,191,714
Nomura Real Estate Holdings, Inc.	25,509	433,002
Norwegian Property ASA	18,300	21,172
NTT Urban Development Corp.	11,696	102,629
PSP Swiss Property AG	4,259	368,003
Sino Land Co., Ltd.	642,300	950,730
Sponda Oyj	26,348	121,335
Sumitomo Realty & Development Co., Ltd.	82,095	2,175,394
Sun Hung Kai Properties, Ltd.	298,678	3,739,487
Swire Pacific, Ltd. - Class A	54,900	524,062
Swire Properties, Ltd.	244,600	670,239
Swiss Prime Site AG (a)	14,266	1,167,488
TAG Immobilien AG	15,250	200,465
Technopolis Oyj	15,200	50,005
TLG Immobilien AG	5,942	111,777
Tokyo Tatemono Co., Ltd.	41,800	557,750
Tokyu Fudosan Holdings Corp.	51,146	301,309
UNITE Group plc (The)	23,900	178,668
UOL Group, Ltd.	100,000	411,927
Vonovia SE	97,122	3,163,633
Wallenstam AB - B Shares (b)	21,050	163,620
WCM Beteiligungs & Grundbesitz-AG (a) (b)	9,350	25,724
Wharf Holdings, Ltd. (The)	267,550	1,758,224
Wheelock & Co., Ltd.	81,800	459,169
Wihlborgs Fastigheter AB	7,150	132,795

		50,820,018

Road & Rail—0.5%
Aurizon Holdings, Ltd.	208,082	757,199
Central Japan Railway Co.	14,625	2,402,074

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
ComfortDelGro Corp., Ltd.	217,700	$369,808
CSX Corp.	63,570	2,284,070
DSV A/S	19,319	859,473
East Japan Railway Co.	33,626	2,900,654
Hankyu Hanshin Holdings, Inc.	25,000	800,797
J.B. Hunt Transport Services, Inc.	5,896	572,325
Kansas City Southern	7,190	610,071
Keikyu Corp.	47,373	548,301
Keio Corp.	57,672	473,492
Keisei Electric Railway Co., Ltd.	13,905	336,981
Kintetsu Group Holdings Co., Ltd.	182,710	696,140
MTR Corp., Ltd.	149,200	721,229
Nagoya Railroad Co., Ltd.	93,000	449,197
Nippon Express Co., Ltd.	83,307	447,475
Norfolk Southern Corp.	19,740	2,133,302
Odakyu Electric Railway Co., Ltd.	29,759	587,923
Ryder System, Inc.	3,500	260,540
Tobu Railway Co., Ltd.	98,045	485,886
Tokyu Corp.	107,569	789,197
Union Pacific Corp.	55,890	5,794,675
West Japan Railway Co.	16,701	1,023,429

		26,304,238

Semiconductors & Semiconductor Equipment—1.1%
Analog Devices, Inc.	20,440	1,484,353
Applied Materials, Inc.	74,660	2,409,278
ASM Pacific Technology, Ltd.	24,700	261,485
ASML Holding NV	37,356	4,185,503
Broadcom, Ltd.	24,495	4,329,981
First Solar, Inc. (a) (b)	4,970	159,487
Infineon Technologies AG	114,850	1,990,563
Intel Corp. (e)	312,070	11,318,779
KLA-Tencor Corp.	9,070	713,628
Lam Research Corp.	10,447	1,104,561
Linear Technology Corp.	15,780	983,883
Microchip Technology, Inc.	14,030	900,025
Micron Technology, Inc. (a)	68,470	1,500,862
NVIDIA Corp.	33,670	3,593,936
NXP Semiconductors NV (a)	29,828	2,923,442
Qorvo, Inc. (a)	8,523	449,418
QUALCOMM, Inc.	98,705	6,435,566
Rohm Co., Ltd.	9,078	520,977
Skyworks Solutions, Inc.	12,671	946,017
STMicroelectronics NV	64,642	732,909
Texas Instruments, Inc.	66,430	4,847,397
Tokyo Electron, Ltd.	15,925	1,501,387
Xilinx, Inc.	16,880	1,019,046

		54,312,483

Software—1.5%
Activision Blizzard, Inc.	45,854	1,655,788
Adobe Systems, Inc. (a)	32,920	3,389,114
Autodesk, Inc. (a)	14,815	1,096,458
CA, Inc.	19,545	620,945
Check Point Software Technologies, Ltd. (a) (b)	13,059	1,102,963

Software—(Continued)
Citrix Systems, Inc. (a)	10,170	908,283
Dassault Systemes SE	13,045	993,777
Electronic Arts, Inc. (a)	20,380	1,605,129
Gemalto NV	8,205	473,730
Intuit, Inc.	16,995	1,947,797
Konami Holdings Corp.	9,503	382,894
LINE Corp. (a) (b)	4,401	150,074
Microsoft Corp. (e)	522,555	32,471,568
Mobileye NV (a) (b)	17,798	678,460
Nexon Co., Ltd.	17,705	255,874
Nice, Ltd.	6,131	420,552
Nintendo Co., Ltd.	11,587	2,422,211
Oracle Corp. (e)	208,110	8,001,829
Oracle Corp. Japan	3,933	197,915
Red Hat, Inc. (a)	12,035	838,840
Sage Group plc (The)	109,480	880,386
Salesforce.com, Inc. (a)	41,660	2,852,044
SAP SE	99,674	8,711,023
Symantec Corp.	40,200	960,378
Trend Micro, Inc.	11,424	405,139

		73,423,171

Specialty Retail—0.9%
ABC-Mart, Inc.	3,400	192,333
Advance Auto Parts, Inc.	4,820	815,158
AutoNation, Inc. (a)	4,805	233,763
AutoZone, Inc. (a)	2,035	1,607,223
Bed Bath & Beyond, Inc.	10,775	437,896
Best Buy Co., Inc.	18,545	791,315
CarMax, Inc. (a) (b)	12,850	827,411
Dixons Carphone plc	99,261	432,736
Dufry AG (a)	4,653	580,178
Fast Retailing Co., Ltd.	5,379	1,919,102
Foot Locker, Inc.	9,044	641,129
Gap, Inc. (The) (b)	14,940	335,254
Hennes & Mauritz AB - B Shares	96,290	2,672,991
Hikari Tsushin, Inc.	2,200	204,776
Home Depot, Inc. (The)	83,770	11,231,882
Industria de Diseno Textil S.A.	110,629	3,775,270
Kingfisher plc	227,711	980,608
L Brands, Inc.	16,840	1,108,746
Lowe’s Cos., Inc.	60,420	4,297,070
Nitori Holdings Co., Ltd.	8,150	931,337
O’Reilly Automotive, Inc. (a)	6,465	1,799,921
Ross Stores, Inc.	26,680	1,750,208
Shimamura Co., Ltd.	2,300	286,950
Signet Jewelers, Ltd.	5,225	492,509
Staples, Inc.	42,585	385,394
Tiffany & Co. (b)	7,320	566,788
TJX Cos., Inc. (The)	44,250	3,324,502
Tractor Supply Co.	8,835	669,781
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,279	1,090,888
Urban Outfitters, Inc. (a)	5,650	160,912
USS Co., Ltd.	22,240	353,565
Yamada Denki Co., Ltd.	63,710	342,668

		45,240,264

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc. (e)	362,210	$41,951,162
Brother Industries, Ltd.	23,946	430,619
Canon, Inc.	108,233	3,030,913
FUJIFILM Holdings Corp.	44,353	1,680,523
Hewlett Packard Enterprise Co.	113,410	2,624,308
HP, Inc.	114,010	1,691,909
Konica Minolta, Inc.	45,753	453,236
NEC Corp.	264,087	697,661
NetApp, Inc.	19,070	672,599
Ricoh Co., Ltd.	67,478	569,321
Seagate Technology plc (b)	19,560	746,605
Seiko Epson Corp.	28,400	599,911
Western Digital Corp.	18,524	1,258,706

		56,407,473

Textiles, Apparel & Luxury Goods—0.6%
adidas AG	19,097	3,018,104
Asics Corp.	15,878	316,496
Burberry Group plc	45,094	831,203
Christian Dior SE	5,530	1,158,576
Cie Financiere Richemont S.A.	52,940	3,505,253
Coach, Inc.	18,250	639,115
Hanesbrands, Inc.	25,822	556,981
Hermes International	2,677	1,097,848
Hugo Boss AG	6,845	422,364
Kering (b)	7,685	1,722,860
Li & Fung, Ltd.	596,300	260,717
Luxottica Group S.p.A.	17,176	925,152
LVMH Moet Hennessy Louis Vuitton SE	28,322	5,400,364
Michael Kors Holdings, Ltd. (a)	11,797	507,035
NIKE, Inc. - Class B	89,180	4,533,019
Pandora A/S	11,278	1,473,043
PVH Corp.	5,408	488,018
Ralph Lauren Corp.	3,795	342,764
Swatch Group AG (The)	5,046	308,398
Swatch Group AG (The) - Bearer Shares (b)	3,128	972,588
Under Armour, Inc. - Class A (a) (b)	11,972	347,787
Under Armour, Inc. - Class C (a)	12,056	303,449
VF Corp.	22,400	1,195,040
Yue Yuen Industrial Holdings, Ltd.	75,100	271,844

		30,598,018

Tobacco—0.8%
Altria Group, Inc.	129,325	8,744,956
British American Tobacco plc	189,076	10,735,529
Imperial Brands plc	97,230	4,229,673
Japan Tobacco, Inc.	111,560	3,665,125
Philip Morris International, Inc. (e)	102,405	9,369,033
Reynolds American, Inc.	54,664	3,063,371
Swedish Match AB	19,170	609,041

		40,416,728

Trading Companies & Distributors—0.4%
AerCap Holdings NV (a)	16,195	673,874
Ashtead Group plc	50,940	986,891

Trading Companies & Distributors—(Continued)
Brenntag AG	15,669	868,282
Bunzl plc	34,029	880,588
Fastenal Co.	19,050	894,969
ITOCHU Corp.	152,010	2,014,836
Marubeni Corp.	166,709	943,165
MISUMI Group, Inc.	27,900	457,887
Mitsubishi Corp.	153,185	3,255,063
Mitsui & Co., Ltd.	173,105	2,374,176
Rexel S.A.	30,751	505,156
Sumitomo Corp.	120,513	1,415,706
Toyota Tsusho Corp.	21,526	559,317
Travis Perkins plc	25,465	455,152
United Rentals, Inc. (a)	6,000	633,480
Wolseley plc	25,597	1,563,828
WW Grainger, Inc. (b)	3,820	887,195

		19,369,565

Transportation Infrastructure—0.2%
Abertis Infraestructuras S.A.	65,287	913,448
Aena S.A.	6,846	934,017
Aeroports de Paris	3,010	322,464
Atlantia S.p.A.	41,875	979,823
Auckland International Airport, Ltd.	96,611	418,648
Fraport AG Frankfurt Airport Services Worldwide	4,236	250,198
Groupe Eurotunnel SE	47,085	447,002
Hutchison Port Holdings Trust - Class U	521,402	226,737
Japan Airport Terminal Co., Ltd.	4,700	169,711
Kamigumi Co., Ltd.	23,677	225,277
Mitsubishi Logistics Corp.	11,300	159,479
SATS, Ltd.	68,300	228,189
Sydney Airport	111,804	481,571
Transurban Group	207,169	1,542,841

		7,299,405

Water Utilities—0.1%
American Water Works Co., Inc.	11,776	852,111
Severn Trent plc	23,901	653,934
United Utilities Group plc	69,155	766,251

		2,272,296

Wireless Telecommunication Services—0.4%
KDDI Corp.	186,035	4,696,995
Millicom International Cellular S.A.	6,695	285,964
NTT DoCoMo, Inc.	140,513	3,195,372
SoftBank Group Corp.	97,432	6,432,202
StarHub, Ltd.	61,000	117,980
Tele2 AB - B Shares	36,703	294,206
Vodafone Group plc	2,698,528	6,636,964

		21,659,683

Total Common Stocks (Cost $2,116,452,959)		2,657,125,167

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—25.0%

Security Description	Principal Amount*	Value

Federal Agencies—1.1%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22 (b)	8,925,000	$9,071,432
6.250%, 07/15/32 (b)	2,480,000	3,412,827
Federal National Mortgage Association 0.875%, 02/08/18	20,645,000	20,630,961
1.250%, 01/30/17	14,970,000	14,977,081
5.375%, 06/12/17	756,000	771,496
6.625%, 11/15/30	1,650,000	2,295,292
7.250%, 05/15/30	1,941,000	2,812,548

		53,971,637

U.S. Treasury—23.9%
U.S. Treasury Bonds 2.250%, 08/15/46	8,421,000	7,080,545
2.500%, 02/15/45	5,830,000	5,193,026
2.750%, 08/15/42 (b)	8,785,000	8,299,427
2.875%, 05/15/43	5,779,000	5,581,925
2.875%, 08/15/45	44,390,000	42,716,719
3.000%, 05/15/45	1,395,000	1,376,145
3.125%, 11/15/41	15,840,000	16,075,747
3.125%, 02/15/42	5,645,000	5,728,134
3.125%, 02/15/43	8,925,000	9,043,185
3.625%, 08/15/43	25,457,000	28,230,413
3.750%, 08/15/41	8,025,000	9,038,469
3.875%, 08/15/40	7,502,000	8,613,526
4.250%, 05/15/39	1,235,000	1,499,416
4.375%, 05/15/40 (b)	6,650,000	8,216,128
4.375%, 05/15/41	7,495,000	9,273,601
4.750%, 02/15/41 (b)	1,780,000	2,320,675
6.000%, 02/15/26	33,774,000	43,672,687
6.250%, 08/15/23	4,620,000	5,775,360
6.250%, 05/15/30 (b)	1,815,000	2,567,729
6.875%, 08/15/25	2,640,000	3,571,838
8.875%, 02/15/19	2,158,000	2,506,990
U.S. Treasury Notes 0.750%, 03/31/18	30,165,000	30,077,793
0.750%, 10/31/18 (b)	25,820,700	25,635,101
1.125%, 09/30/21	7,998,000	7,714,631
1.250%, 11/30/18	16,530,000	16,553,886
1.250%, 01/31/19	6,545,000	6,548,835
1.250%, 04/30/19	8,909,000	8,903,779
1.250%, 03/31/21	24,650,000	24,080,930
1.250%, 10/31/21 (b)	21,327,200	20,680,730
1.375%, 06/30/18	21,010,000	21,108,495
1.375%, 12/31/18	25,161,200	25,242,773
1.375%, 03/31/20	9,890,000	9,838,236
1.375%, 08/31/20	17,945,000	17,758,533
1.375%, 10/31/20	43,521,000	42,987,171
1.375%, 05/31/21	6,338,000	6,211,982
1.500%, 08/31/18 (g)	81,582,000	82,091,887
1.500%, 01/31/19	5,070,000	5,097,530
1.500%, 05/31/19	36,808,000	36,977,648
1.500%, 11/30/19	29,340,000	29,400,734

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 05/31/20	9,830,000	9,800,048
1.500%, 08/15/26 (b)	9,964,000	9,164,160
1.625%, 06/30/20	13,695,000	13,701,423
1.625%, 07/31/20	7,875,000	7,869,771
1.625%, 11/15/22	57,759,000	56,211,232
1.625%, 02/15/26	11,320,000	10,577,125
1.750%, 05/15/23	47,565,000	46,327,549
1.875%, 11/30/21	13,250,100	13,214,391
2.000%, 11/15/21	33,035,000	33,126,606
2.000%, 02/15/22	9,370,000	9,384,636
2.000%, 02/15/23	9,615,000	9,535,753
2.000%, 02/15/25 (b)	10,410,000	10,131,855
2.000%, 08/15/25	17,740,000	17,184,241
2.000%, 11/15/26 (b)	9,977,600	9,599,928
2.125%, 08/15/21	19,150,000	19,331,772
2.125%, 05/15/25	36,853,000	36,127,438
2.250%, 11/15/24	6,890,000	6,847,744
2.625%, 08/15/20	21,945,000	22,690,779
2.625%, 11/15/20	28,794,000	29,761,306
2.750%, 02/15/19	33,793,000	34,854,303
2.750%, 11/15/23	9,125,000	9,425,842
3.500%, 05/15/20	9,995,000	10,623,985
3.625%, 02/15/20	29,095,000	30,960,048
3.625%, 02/15/21	73,431,000	78,823,626

		1,178,567,920

Total U.S. Treasury & Government Agencies (Cost $1,242,972,140)		1,232,539,557

Mutual Funds—5.2%

Investment Company Securities—5.2%
F&C Commercial Property Trust, Ltd.	56,800	95,447
F&C UK Real Estate Investment, Ltd.	25,700	31,348
iShares Core MSCI Emerging Markets ETF (b)	1,121,878	47,623,721
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	673,212	74,201,427
MedicX Fund, Ltd.	42,383	46,856
Picton Property Income, Ltd.	58,150	54,268
Schroder Real Estate Investment Trust, Ltd.	55,850	39,253
Standard Life Investment Property Income Trust, Ltd.	40,990	43,692
UK Commercial Property Trust, Ltd.	71,350	74,289
Vanguard FTSE Emerging Markets ETF (b)	332,550	11,898,639
Vanguard Global ex-U.S. Real Estate ETF (b)	952,773	47,228,957
Vanguard Mid-Cap ETF (b)	123,584	16,267,362
Vanguard REIT ETF (b)	700,324	57,797,740

Total Mutual Funds (Cost $257,397,351)		255,402,999

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Foreign Government—4.8%

Security Description	Principal Amount*	Value

Sovereign—4.8%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	3,100,000	$2,263,247
3.750%, 04/21/37 (AUD)	965,000	722,044
5.250%, 03/15/19 (AUD)	510,000	394,323
5.750%, 05/15/21 (AUD)	2,345,000	1,943,555
6.000%, 02/15/17 (AUD)	230,000	166,802
Austria Government Bonds 3.150%, 06/20/44 (144A) (EUR)	275,000	422,472
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,220,842
4.150%, 03/15/37 (144A) (EUR)	380,000	630,355
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	1,125,227
3.750%, 09/28/20 (144A) (EUR)	335,000	409,871
4.250%, 09/28/21 (144A) (EUR)	900,000	1,158,460
4.250%, 03/28/41 (144A) (EUR)	1,125,000	1,900,791
5.000%, 03/28/35 (144A) (EUR)	355,000	617,449
5.500%, 09/28/17 (144A) (EUR)	900,000	991,770
5.500%, 03/28/28 (EUR)	815,000	1,312,014
Bundesobligation 0.250%, 04/13/18 (EUR)	390,000	416,135
Bundesrepublik Deutschland 0.500%, 02/15/26 (EUR)	1,650,000	1,799,421
1.500%, 05/15/23 (EUR)	885,000	1,040,013
1.500%, 05/15/24 (EUR)	1,965,000	2,324,471
2.000%, 01/04/22 (EUR)	1,505,000	1,784,027
2.000%, 08/15/23 (EUR)	1,170,000	1,419,162
2.500%, 01/04/21 (EUR)	2,715,000	3,225,301
2.500%, 07/04/44 (EUR)	1,110,000	1,624,959
3.250%, 07/04/42 (EUR)	135,000	219,814
4.250%, 07/04/39 (EUR)	920,000	1,664,058
5.500%, 01/04/31 (EUR)	1,505,000	2,667,931
Canadian Government Bonds 1.500%, 06/01/26 (CAD)	825,000	602,782
2.750%, 06/01/22 (CAD)	1,870,000	1,501,293
3.500%, 06/01/20 (CAD)	420,000	339,347
3.500%, 12/01/45 (CAD)	225,000	208,242
4.000%, 06/01/41 (CAD)	975,000	949,039
5.750%, 06/01/29 (CAD)	385,000	404,436
5.750%, 06/01/33 (CAD)	245,000	271,497
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	895,202
4.000%, 11/15/19 (DKK)	3,690,000	589,791
4.500%, 11/15/39 (DKK)	1,645,000	401,435
Finland Government Bonds 0.500%, 04/15/26 (144A) (EUR)	495,000	528,305
3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,849,738
France Government Bond OAT 1.000%, 11/25/25 (EUR)	2,660,000	2,917,226
1.750%, 05/25/23 (EUR)	545,000	636,725
2.250%, 10/25/22 (EUR)	1,270,000	1,518,562
2.250%, 05/25/24 (EUR)	3,550,000	4,309,071
3.250%, 05/25/45 (EUR)	1,205,000	1,745,544
3.750%, 04/25/21 (EUR)	4,445,000	5,513,677
4.500%, 04/25/41 (EUR)	1,585,000	2,699,554
5.500%, 04/25/29 (EUR)	2,180,000	3,544,858
5.750%, 10/25/32 (EUR)	840,000	1,486,119

Sovereign—(Continued)
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	855,000	903,049
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	190,000	214,236
4.500%, 04/18/20 (EUR)	415,000	508,369
5.400%, 03/13/25 (EUR)	840,000	1,226,362
Italy Buoni Poliennali Del Tesoro 2.000%, 12/01/25 (EUR)	1,190,000	1,285,679
3.250%, 09/01/46 (144A) (EUR)	875,000	985,960
3.750%, 03/01/21 (EUR)	6,625,000	7,941,774
3.750%, 09/01/24 (EUR)	2,270,000	2,790,289
5.000%, 08/01/39 (EUR)	1,800,000	2,633,618
5.250%, 08/01/17 (EUR)	5,575,000	6,056,319
5.250%, 11/01/29 (EUR)	4,420,000	6,298,845
5.500%, 11/01/22 (EUR)	1,215,000	1,606,449
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,201,553
0.300%, 09/20/18 (JPY)	1,331,600,000	11,491,124
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	25,750,000	286,195
Japan Government Ten Year Bonds 0.100%, 09/20/26 (JPY)	273,350,000	2,352,365
0.500%, 12/20/24 (JPY)	555,750,000	4,950,657
0.800%, 09/20/22 (JPY)	78,700,000	707,361
0.800%, 12/20/22 (JPY)	317,250,000	2,857,842
0.800%, 09/20/23 (JPY)	252,300,000	2,284,591
1.700%, 03/20/17 (JPY)	260,350,000	2,236,771
Japan Government Thirty Year Bonds 0.500%, 09/20/46 (JPY)	141,450,000	1,144,247
1.800%, 09/20/43 (JPY)	498,100,000	5,426,573
1.900%, 09/20/42 (JPY)	325,250,000	3,595,853
2.300%, 03/20/40 (JPY)	462,750,000	5,373,799
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	87,200,000	735,621
1.400%, 12/20/22 (JPY)	764,200,000	7,118,977
1.500%, 03/20/33 (JPY)	230,600,000	2,325,533
1.700%, 12/20/31 (JPY)	561,250,000	5,805,642
1.700%, 09/20/32 (JPY)	182,400,000	1,888,891
1.700%, 09/20/33 (JPY)	418,500,000	4,337,468
2.100%, 06/20/29 (JPY)	555,050,000	5,887,306
2.100%, 12/20/29 (JPY)	121,550,000	1,295,642
2.500%, 12/21/20 (JPY)	808,300,000	7,634,502
Mexican Bonos 6.500%, 06/10/21 (MXN)	21,375,000	1,005,482
7.750%, 11/13/42 (MXN)	3,375,000	160,365
10.000%, 11/20/36 (MXN)	8,160,000	478,557
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,566,268
3.750%, 01/15/42 (144A) (EUR)	645,000	1,112,506
5.500%, 01/15/28 (EUR)	1,250,000	2,035,031
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	3,240,000	413,720
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	935,487
5.750%, 04/25/29 (PLN)	1,105,000	312,225

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Foreign Government—(Continued)

Security Description	Principal Amount*/ Shares	Value

Sovereign—(Continued)
Republic of Austria Government Bond 0.750%, 10/20/26 (144A) (EUR)	560,000	$607,533
Republic of South Africa Government Bond 10.500%, 12/21/26 (ZAR)	10,465,000	840,157
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	815,000	546,337
2.250%, 06/01/21 (SGD)	865,000	608,185
South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	6,815,000	353,053
8.250%, 09/15/17 (ZAR)	12,430,000	907,785
Spain Government Bonds 1.950%, 04/30/26 (144A) (EUR)	1,690,000	1,875,044
2.750%, 10/31/24 (144A) (EUR)	2,425,000	2,870,154
3.800%, 01/31/17 (144A) (EUR)	2,725,000	2,876,866
4.000%, 04/30/20 (144A) (EUR)	2,190,000	2,606,755
4.200%, 01/31/37 (144A) (EUR)	650,000	910,515
4.400%, 10/31/23 (144A) (EUR)	445,000	579,010
4.700%, 07/30/41 (144A) (EUR)	1,040,000	1,559,331
5.850%, 01/31/22 (144A) (EUR)	1,680,000	2,251,384
6.000%, 01/31/29 (EUR)	995,000	1,550,089
Sweden Government Bonds 1.000%, 11/12/26 (SEK)	4,420,000	505,709
1.500%, 11/13/23 (SEK)	3,330,000	399,501
5.000%, 12/01/20 (SEK)	8,685,000	1,155,509
Switzerland Government Bonds 4.000%, 02/11/23 (CHF)	415,000	521,002
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	1,835,000	2,430,158
2.250%, 09/07/23 (GBP)	1,170,000	1,577,649
2.750%, 09/07/24 (GBP)	1,425,000	1,989,916
3.250%, 01/22/44 (GBP)	3,265,000	5,200,018
3.750%, 09/07/20 (GBP)	1,395,000	1,937,020
4.250%, 09/07/39 (GBP)	945,000	1,684,957
4.250%, 12/07/46 (GBP)	1,610,000	3,075,454
4.500%, 12/07/42 (GBP)	275,000	524,531
8.000%, 06/07/21 (GBP)	1,170,000	1,921,919

Total Foreign Government (Cost $264,251,811)		233,651,601

Preferred Stocks—0.1%

Auto Components—0.0%
Schaeffler AG	16,952	250,197

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,575	427,606
Porsche Automobil Holding SE	15,530	844,233
Volkswagen AG	18,822	2,637,005

		3,908,844

Chemicals—0.0%
FUCHS Petrolub SE	7,044	295,785

Household Products—0.0%
Henkel AG & Co. KGaA	18,069	2,154,844

Total Preferred Stocks (Cost $6,900,558)		6,609,670

Short-Term Investments—9.6%

Repurchase Agreement—8.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $425,419,899 on 01/03/17, collateralized by $428,660,000 U.S. Treasury Note at 2.125% due 09/30/21 with a value of $433,929,089.	425,418,481	425,418,481

U.S. Treasury—1.0%
U.S. Treasury Bills 0.489%, 02/23/17# (h)	50,000,000	49,966,650

Total Short-Term Investments (Cost $475,382,338)		475,385,131

Securities Lending Reinvestments (i)—5.4%

Certificates of Deposit—1.2%
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Barclays New York 0.894%, 02/10/17 (j)	2,000,000	2,000,647
Cooperative Rabobank UA New York 1.278%, 10/13/17 (j)	1,500,000	1,500,338
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (j)	1,500,000	1,501,184
Credit Suisse AG New York 1.364%, 04/11/17 (j)	3,500,000	3,500,763
DG Bank New York 0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (j)	2,200,000	2,199,615
ING Bank NV 1.265%, 04/18/17 (j)	2,000,000	2,003,666
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	2,000,000	2,000,240
KBC Brussells 1.050%, 01/27/17	3,000,000	3,000,570
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	5,995,151	5,999,280
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (j)	2,500,000	2,501,182

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.361%, 04/26/17 (j)	2,000,000	$1,999,898
1.395%, 04/11/17 (j)	2,500,000	2,500,752
1.436%, 04/18/17 (j)	2,000,000	2,000,628
National Bank of Canada 0.650%, 01/06/17	4,000,000	4,000,160
Natixis New York 1.262%, 04/07/17 (j)	2,000,000	2,000,802
Rabobank London 1.281%, 10/13/17 (j)	1,000,000	1,002,398
Royal Bank of Canada New York 1.281%, 10/13/17 (j)	2,000,000	2,001,550
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (j)	1,000,000	1,000,510
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (j)	2,000,000	2,003,663
Sumitomo Mitsui Trust Bank, Ltd., New York 1.364%, 04/10/17 (j)	1,500,000	1,500,581
Svenska Handelsbanken New York 1.266%, 05/18/17 (j)	3,000,000	3,000,522
UBS, Stamford 1.084%, 05/12/17 (j)	2,000,000	1,999,848
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (j)	2,000,000	2,000,560
1.264%, 10/26/17 (j)	2,000,000	2,001,366

		60,719,811

Commercial Paper—0.5%
ABN AMRO Funding USA 0.910%, 01/11/17	997,750	999,689
Atlantic Asset Securitization LLC 0.990%, 01/12/17	1,995,050	1,999,352
1.040%, 02/03/17	3,987,867	3,996,508
Barton Capital Corp. 0.870%, 01/12/17	9,994,925	9,997,510
Den Norske ASA 1.206%, 04/27/17 (j)	2,000,000	2,000,106
Macquarie Bank, Ltd. 0.930%, 01/19/17	2,992,870	2,998,149
Old Line Funding LLC 0.840%, 01/03/17	1,497,305	1,499,881
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935

		23,991,130

Money Market Fund—0.1%
Fidelity Investments Money Market Treasury Portfolio	5,000,000	5,000,000

Security Description	Principal Amount*	Value

Repurchase Agreements—3.0%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $17,708,628 on 01/03/17, collateralized by various Common Stock with a value of $19,674,524.	17,700,000	17,700,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $5,523,063 on 03/03/17, collateralized by various Common Stock with a value of $6,050,000.	5,500,000	5,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $22,790,629 on 01/03/17, collateralized by $117,279,094 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $23,245,263.	22,789,474	22,789,474
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $24,508,983 on 01/06/17, collateralized by $24,239,201 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $25,002,661.	24,500,000	24,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,015,370 on 04/03/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	5,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $32,005,333 on 01/05/17, collateralized by $51,362,218 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $32,644,012.	32,000,000	$32,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $15,002,479 on 01/03/17, collateralized by $24,076,040 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $15,301,881.	15,000,000	15,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $20,001,511 on 01/03/17, collateralized by $29,347,289 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $20,400,000.	20,000,000	20,000,000

		145,489,474

Time Deposits—0.6%
Canadian Imperial Bank 0.520%, 01/03/17	10,000,000	10,000,000
Den Norske Bank Oslo 0.650%, 01/03/17	2,500,000	2,500,000
OP Corporate Bank plc 1.010%, 01/04/17	2,500,000	2,500,000
Royal Bank of Canada London 0.700%, 01/04/17	9,000,000	9,000,000
Shinkin Central Bank 1.200%, 01/27/17	600,000	600,000
1.220%, 01/26/17	3,200,000	3,200,000

		27,800,000

Total Securities Lending Reinvestments (Cost $262,979,903)		263,000,415

Total Investments—104.1% (Cost $4,626,337,060) (k)		5,123,714,540
Other assets and liabilities (net)—(4.1)%		(199,934,052)

Net Assets—100.0%		$4,923,780,488

#	All or a portion represents positions held in the respective subsidiary (see Note 2).
*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $257,378,891 and the collateral received consisted of cash in the amount of $262,945,836. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $118,114,787.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $75,468,750.
(h)	The rate shown represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(j)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(k)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $4,656,400,602. The aggregate unrealized appreciation and depreciation of investments were $702,919,247 and $(235,605,309), respectively, resulting in net unrealized appreciation of $467,313,938 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $33,070,326, which is 0.7% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	21,610,195	BNP Paribas S.A.	03/16/17	$15,566,571	$1,437
AUD	29,807,859	JPMorgan Chase Bank N.A.	03/16/17	22,092,011	(618,397)
AUD	67,760,148	JPMorgan Chase Bank N.A.	03/16/17	50,220,245	(1,405,759)
CAD	26,181,609	Citibank N.A.	03/16/17	19,856,530	(339,745)
CAD	13,667,346	Credit Suisse International	03/16/17	10,285,999	(97,830)
EUR	730,698	JPMorgan Chase Bank N.A.	01/25/17	778,456	(8,417)
EUR	2,114,734	Royal Bank of Scotland plc	01/25/17	2,280,635	(52,042)
EUR	45,086,331	Credit Suisse International	03/16/17	48,631,695	(1,003,349)
EUR	19,649,749	UBS AG	03/16/17	21,102,410	(344,787)
GBP	555,556	Citibank N.A.	01/20/17	692,261	(7,267)
GBP	585,120	JPMorgan Chase Bank N.A.	01/20/17	727,845	(6,398)
GBP	195,000	State Street Bank and Trust	01/20/17	243,640	(3,207)
GBP	14,833,271	HSBC Bank USA	03/16/17	18,553,574	(240,889)
GBP	18,641,244	Royal Bank of Scotland plc	03/16/17	23,292,836	(278,949)
JPY	77,906,162	Barclays Bank plc	01/25/17	678,284	(10,890)
JPY	76,651,134	Citibank N.A.	01/25/17	667,415	(10,773)
JPY	6,303,454,285	Goldman Sachs International	03/16/17	53,737,985	383,792
JPY	7,815,318,000	Royal Bank of Scotland plc	03/16/17	74,918,145	(7,815,429)
NOK	127,563,485	Barclays Bank plc	03/16/17	15,089,610	(310,472)
NOK	93,947,645	Goldman Sachs International	03/16/17	11,183,192	(298,688)
NZD	20,813,359	JPMorgan Chase Bank N.A.	03/16/17	14,900,036	(471,383)
NZD	34,595,490	JPMorgan Chase Bank N.A.	03/16/17	24,502,154	(519,176)
NZD	30,907	State Street Bank and Trust	03/16/17	22,062	(637)

Contracts to Deliver
AUD	7,116,216	JPMorgan Chase Bank N.A.	01/19/17	5,445,905	312,518
AUD	489,432	State Street Bank and Trust	01/19/17	373,493	20,434
AUD	16,322,500	Barclays Bank plc	03/16/17	11,965,437	206,690
AUD	16,322,500	Citibank N.A.	03/16/17	11,964,637	205,890
AUD	35,115,148	Goldman Sachs International	03/16/17	26,179,045	882,053
CAD	822,360	Bank of America N.A.	02/03/17	612,201	(526)
CAD	5,210,242	HSBC Bank USA	02/03/17	3,901,430	19,360
CHF	528,590	State Street Bank and Trust	01/31/17	524,586	4,522
CHF	43,459,938	BNP Paribas S.A.	03/16/17	43,304,160	435,149
CHF	50,817,100	Credit Suisse International	03/16/17	50,295,486	169,348
CHF	7,228,812	Credit Suisse International	03/16/17	7,203,922	73,401
DKK	13,142,928	State Street Bank and Trust	02/23/17	1,904,180	38,271
EUR	624,905	Brown Brothers Harriman & Co.	01/25/17	659,793	1,243
EUR	1,123,910	Citibank N.A.	01/25/17	1,176,623	(7,799)
EUR	865,345	JPMorgan Chase Bank N.A.	01/25/17	901,329	(10,606)
EUR	654,513	Royal Bank of Scotland plc	01/25/17	698,479	8,727
EUR	102,537,958	Societe Generale	01/25/17	111,953,301	3,894,612
EUR	2,714,077	State Street Bank and Trust	01/25/17	2,881,305	21,100
EUR	1,393,576	State Street Bank and Trust	01/25/17	1,486,924	18,316
EUR	775,709	State Street Bank and Trust	01/25/17	818,648	1,174
EUR	19,649,749	Credit Suisse International	03/16/17	21,033,504	275,881
EUR	15,704,876	Credit Suisse International	03/16/17	16,810,829	220,496
EUR	23,053,986	JPMorgan Chase Bank N.A.	03/16/17	24,189,299	(164,495)
EUR	18,442,289	Royal Bank of Scotland plc	03/16/17	19,663,537	181,453
EUR	11,985,184	Royal Bank of Scotland plc	03/16/17	13,296,243	635,322
EUR	22,664,000	UBS AG	03/16/17	24,705,118	763,298
EUR	10,437,147	UBS AG	03/16/17	11,419,347	393,743
GBP	17,355,708	Citibank N.A.	01/20/17	21,651,141	251,739
GBP	326,615	State Street Bank and Trust	01/20/17	404,042	1,329
GBP	18,641,244	BNP Paribas S.A.	03/16/17	23,545,768	531,881
GBP	14,962,633	BNP Paribas S.A.	03/16/17	18,899,312	426,921

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP	8,965,689	BNP Paribas S.A.	03/16/17	$11,328,090	$259,335
GBP	35,022,472	JPMorgan Chase Bank N.A.	03/16/17	43,283,260	45,629
JPY	9,186,241,823	HSBC Bank USA	01/25/17	81,126,538	2,431,363
JPY	85,233,034	HSBC Bank USA	01/25/17	742,749	12,589
JPY	243,733,839	Nomura Global Financial Products Inc.	01/25/17	2,091,897	3,918
JPY	7,077,884,040	BNP Paribas S.A.	03/16/17	60,030,800	(740,271)
JPY	4,107,079,965	BNP Paribas S.A.	03/16/17	37,757,878	2,494,281
JPY	1,950,052,183	BNP Paribas S.A.	03/16/17	18,009,315	1,266,068
JPY	1,333,295,833	JPMorgan Chase Bank N.A.	03/16/17	12,131,743	683,997
JPY	1,333,295,833	JPMorgan Chase Bank N.A.	03/16/17	12,131,743	683,997
JPY	716,808,518	JPMorgan Chase Bank N.A.	03/16/17	6,522,286	367,732
JPY	716,808,518	JPMorgan Chase Bank N.A.	03/16/17	6,522,286	367,732
JPY	301,856,241	JPMorgan Chase Bank N.A.	03/16/17	2,737,304	145,551
JPY	301,856,241	JPMorgan Chase Bank N.A.	03/16/17	2,737,304	145,551
JPY	162,284,408	JPMorgan Chase Bank N.A.	03/16/17	1,471,634	78,252
JPY	162,284,408	JPMorgan Chase Bank N.A.	03/16/17	1,471,634	78,252
MXN	48,104,410	Citibank N.A.	01/11/17	2,364,027	45,916
NOK	3,292,107	State Street Bank and Trust	02/23/17	393,035	11,659
PLN	5,102,893	Goldman Sachs International	01/05/17	1,327,672	108,267
SEK	12,394,991	State Street Bank and Trust	02/23/17	1,360,478	(4,060)
SEK	4,578,408	State Street Bank and Trust	02/23/17	501,925	(2,102)
SEK	325,565,521	Credit Suisse International	03/16/17	35,793,561	(90,716)
SGD	1,674,868	HSBC Bank USA	03/14/17	1,174,357	18,216
ZAR	27,832,521	State Street Bank and Trust	01/31/17	1,912,897	(103,534)

Net Unrealized Appreciation					$4,659,812

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/17	835	AUD	105,773,082	$643,668
Canada Government Bond 10 Year Futures	03/22/17	864	CAD	117,808,488	757,779
Euro Stoxx 50 Index Futures	03/17/17	2,356	EUR	75,972,579	1,298,487
MSCI EAFE Mini Index Futures	03/17/17	31	USD	2,591,771	5,409
TOPIX Index Futures	03/09/17	892	JPY	13,205,864,740	2,863,703
U.S. Treasury Note 10 Year Futures	03/22/17	1,204	USD	150,379,670	(745,045)
U.S. Treasury Note 5 Year Futures	03/31/17	784	USD	92,641,816	(393,191)
U.S. Treasury Ultra Long Bond Futures	03/22/17	235	USD	38,002,779	(344,029)

Futures Contracts—Short
Euro-Bund Futures	03/08/17	(460)	EUR	(74,239,688)	(1,336,142)
FTSE 100 Index Futures	03/17/17	(64)	GBP	(4,464,633)	(58,376)
Hang Seng Index Futures	01/26/17	(235)	HKD	(252,626,175)	(699,894)
Japanese Government 10 Year Bond Futures	03/13/17	(102)	JPY	(15,334,612,680)	86,697
S&P 500 E-Mini Index Futures	03/17/17	(2,099)	USD	(232,782,844)	(1,906,346)
SPI 200 Index Futures	03/16/17	(479)	AUD	(65,849,184)	(1,141,680)
United Kingdom Long Gilt Bond Futures	03/29/17	(191)	GBP	(23,532,932)	(616,936)

Net Unrealized Depreciation					$(1,585,896)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	0.211%	01/20/17	UBS AG	Russell 2000 Total Return Index	USD	97,935,612	$12,266,249	$—	$12,266,249
Pay	3M LIBOR	0.679%	02/21/17	Citibank N.A.	S&P 400 Midcap Total Return Index	USD	151,575,853	6,554,824	—	6,554,824
Pay	3M LIBOR	0.287%	03/20/17	Goldman Sachs International	Russell 2000 Total Return Index	USD	64,395,724	(376,502)	—	(376,502)

Totals								$18,444,571	$—	$18,444,571

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	2.456%	12/16/26	USD	51,530,000	$662,825
Pay	3M LIBOR	2.498%	12/22/26	USD	1,175,000,000	17,742,300
Pay	3M BKBM	3.580%	12/28/26	NZD	113,170,000	608,654

Net Unrealized Appreciation						$19,013,779

Securities in the amount of $6,808,588 have been received at the custodian bank as collateral for OTC swap contracts.

(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(BKBM)—	New Zealand Bank Bill Reference Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$29,214,192	$13,761,724	$—	$42,975,916
Air Freight & Logistics	9,705,051	4,777,847	—	14,482,898
Airlines	9,008,854	2,269,691	—	11,278,545
Auto Components	2,346,436	16,198,133	—	18,544,569
Automobiles	7,061,474	44,532,129	—	51,593,603
Banks	87,113,117	153,934,161	0	241,047,278
Beverages	26,676,610	25,949,627	—	52,626,237
Biotechnology	35,438,951	12,205,376	—	47,644,327
Building Products	4,218,565	9,801,040	—	14,019,605
Capital Markets	37,198,406	28,291,882	—	65,490,288
Chemicals	26,329,171	48,103,351	—	74,432,522
Commercial Services & Supplies	4,130,995	7,229,943	—	11,360,938
Communications Equipment	13,074,440	4,660,923	—	17,735,363
Construction & Engineering	1,281,011	10,709,192	—	11,990,203
Construction Materials	2,062,815	9,052,839	—	11,115,654
Consumer Finance	11,384,743	1,172,899	—	12,557,642
Containers & Packaging	3,989,751	1,574,286	—	5,564,037
Distributors	1,564,325	288,722	—	1,853,047
Diversified Consumer Services	357,609	185,824	—	543,433
Diversified Financial Services	20,691,755	8,831,127	—	29,522,882
Diversified Telecommunication Services	33,833,916	33,899,834	—	67,733,750
Electric Utilities	24,781,113	21,082,559	—	45,863,672
Electrical Equipment	6,986,859	17,312,763	—	24,299,622
Electronic Equipment, Instruments & Components	5,160,856	15,934,223	—	21,095,079
Energy Equipment & Services	14,995,090	2,262,665	—	17,257,755
Equity Real Estate Investment Trusts	119,980,992	56,219,456	—	176,200,448
Food & Staples Retailing	27,068,925	20,741,642	—	47,810,567
Food Products	20,705,247	38,760,510	—	59,465,757
Gas Utilities	—	5,247,232	—	5,247,232
Health Care Equipment & Supplies	31,196,268	11,305,053	—	42,501,321
Health Care Providers & Services	34,186,663	8,372,579	—	42,559,242
Health Care Technology	945,505	495,820	—	1,441,325
Hotels, Restaurants & Leisure	21,270,424	16,595,224	—	37,865,648
Household Durables	5,951,426	13,356,264	—	19,307,690
Household Products	23,092,782	9,541,892	—	32,634,674
Independent Power and Renewable Electricity Producers	760,301	571,790	—	1,332,091
Industrial Conglomerates	33,302,727	20,975,860	—	54,278,587
Insurance	36,282,464	68,524,858	—	104,807,322
Internet & Direct Marketing Retail	29,395,809	1,567,229	—	30,963,038
Internet Software & Services	53,555,919	2,181,899	—	55,737,818
IT Services	47,568,173	8,003,186	—	55,571,359
Leisure Products	1,197,506	2,685,755	—	3,883,261
Life Sciences Tools & Services	7,779,289	2,034,107	—	9,813,396
Machinery	19,015,166	30,647,759	—	49,662,925
Marine	—	2,981,060	—	2,981,060
Media	39,831,250	16,260,286	—	56,091,536
Metals & Mining	3,527,397	35,005,661	—	38,533,058
Multi-Utilities	13,320,107	13,358,551	—	26,678,658
Multiline Retail	7,245,883	3,967,331	—	11,213,214
Oil, Gas & Consumable Fuels	80,061,552	64,725,931	—	144,787,483
Paper & Forest Products	—	3,016,923	—	3,016,923
Personal Products	1,699,059	21,425,375	—	23,124,434

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$68,992,934	$93,385,967	$—	$162,378,901
Professional Services	3,462,822	13,021,170	—	16,483,992
Real Estate Management & Development	762,038	50,057,980	—	50,820,018
Road & Rail	11,654,983	14,649,255	—	26,304,238
Semiconductors & Semiconductor Equipment	45,119,659	9,192,824	—	54,312,483
Software	58,129,596	15,293,575	—	73,423,171
Specialty Retail	32,567,750	12,672,514	—	45,240,264
Technology Hardware, Storage & Peripherals	48,945,289	7,462,184	—	56,407,473
Textiles, Apparel & Luxury Goods	8,913,208	21,684,810	—	30,598,018
Tobacco	21,177,360	19,239,368	—	40,416,728
Trading Companies & Distributors	3,089,518	16,280,047	—	19,369,565
Transportation Infrastructure	—	7,299,405	—	7,299,405
Water Utilities	852,111	1,420,185	—	2,272,296
Wireless Telecommunication Services	—	21,659,683	—	21,659,683
Total Common Stocks	1,381,214,207	1,275,910,960	0	2,657,125,167
Total U.S. Treasury & Government Agencies*	—	1,232,539,557	—	1,232,539,557
Mutual Funds
Investment Company Securities	255,017,846	385,153	—	255,402,999
Total Foreign Government*	—	233,651,601	—	233,651,601
Total Preferred Stocks*	—	6,609,670	—	6,609,670
Short-Term Investments
Repurchase Agreement	—	425,418,481	—	425,418,481
U.S. Treasury	—	49,966,650	—	49,966,650
Total Short-Term Investments	—	475,385,131	—	475,385,131
Securities Lending Reinvestments
Certificates of Deposit	—	60,719,811	—	60,719,811
Commercial Paper	—	23,991,130	—	23,991,130
Money Market Fund	5,000,000	—	—	5,000,000
Repurchase Agreements	—	145,489,474	—	145,489,474
Time Deposits	—	27,800,000	—	27,800,000
Total Securities Lending Reinvestments	5,000,000	258,000,415	—	263,000,415
Total Investments	$1,641,232,053	$3,482,482,487	$0	$5,123,714,540

Collateral for Securities Loaned (Liability)	$—	$(262,945,836)	$—	$(262,945,836)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$19,628,405	$—	$19,628,405
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(14,968,593)	—	(14,968,593)
Total Forward Contracts	$—	$4,659,812	$—	$4,659,812
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,655,743	$—	$—	$5,655,743
Futures Contracts (Unrealized Depreciation)	(7,241,639)	—	—	(7,241,639)
Total Futures Contracts	$(1,585,896)	$—	$—	$(1,585,896)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$19,013,779	$—	$19,013,779
Total Centrally Cleared Swap Contracts	$—	$19,013,779	$—	$19,013,779
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$18,821,073	$—	$18,821,073
OTC Swap Contracts at Value (Liabilities)	—	(376,502)	—	(376,502)
Total OTC Swap Contracts	$—	$18,444,571	$—	$18,444,571

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Transfers from Level 1 to Level 2 in the amount of $1,239,938 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$5,119,814,251
Affiliated investments at value (c)	3,900,289
Cash	13,523,242
Cash denominated in foreign currencies (d)	20,294,774
Cash collateral for centrally cleared swap contracts	218,565
OTC swap contracts at market value	18,821,073
Unrealized appreciation on forward foreign currency exchange contracts	19,628,405
Receivable for:
Investments sold	44,224,950
Fund shares sold	14,140
Dividends and interest	15,023,334
Variation margin on futures contracts	3,034,795
Variation margin on centrally cleared swap contracts	8,524,301
Prepaid expenses	14,450

Total Assets	5,267,036,569
Liabilities
OTC swap contracts at market value	376,502
Cash collateral for OTC swap contracts	12,747,592
Unrealized depreciation on forward foreign currency exchange contracts	14,968,593
Collateral for securities loaned	262,945,836
Payables for:
Investments purchased	46,107,304
Fund shares redeemed	1,204,145
Variation margin on futures contracts	262,171
Interest on OTC swap contracts	173,854
Accrued Expenses:
Management fees	2,475,107
Distribution and service fees	1,043,781
Deferred trustees’ fees	84,827
Other expenses	866,369

Total Liabilities	343,256,081

Net Assets	$4,923,780,488

Net Assets Consist of:
Paid in surplus	4,348,376,592
Undistributed net investment income	54,240,190
Accumulated net realized loss	(16,513,871)
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	537,677,577

Net Assets	$4,923,780,488

Net Assets
Class B	$4,923,780,488
Capital Shares Outstanding*
Class B	439,231,098
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,623,697,543.
(b)	Includes securities loaned at value of $257,378,891.
(c)	Identified cost of affiliated investments was $2,639,517.
(d)	Identified cost of cash denominated in foreign currencies was $20,173,526.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$77,944,174
Dividends from affiliated investments	108,023
Interest	23,142,298
Securities lending income	1,205,214
Other income (b)	322,092

Total investment income	102,721,801
Expenses
Management fees	30,592,291
Administration fees	209,285
Custodian and accounting fees	644,425
Distribution and service fees—Class B	12,538,455
Interest expense	54,948
Audit and tax services	96,639
Legal	41,240
Trustees’ fees and expenses	45,227
Shareholder reporting	195,672
Insurance	34,266
Miscellaneous	145,748

Total expenses	44,598,196
Less management fee waiver	(885,485)

Net expenses	43,712,711

Net Investment Income	59,009,090

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,232,574
Futures contracts	(28,482,660)
Written options	2,236,865
Swap contracts	23,403,261
Foreign currency transactions	(13,649,518)

Net realized loss	(259,478)

Net change in unrealized appreciation on:
Investments	63,866,145
Affiliated investments	437,366
Futures contracts	6,838,225
Swap contracts	42,057,707
Foreign currency transactions	4,368,384

Net change in unrealized appreciation	117,567,827

Net realized and unrealized gain	117,308,349

Net Increase in Net Assets From Operations	$176,317,439

(a)	Net of foreign withholding taxes of $3,536,262.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,009,090	$45,647,996
Net realized gain (loss)	(259,478)	120,610,300
Net change in unrealized appreciation (depreciation)	117,567,827	(134,842,875)

Increase in net assets from operations	176,317,439	31,415,421

From Distributions to Shareholders
Net investment income
Class B	(79,569,686)	(169,604,727)
Net realized capital gains
Class B	(51,278,242)	(180,740,390)

Total distributions	(130,847,928)	(350,345,117)

Increase (decrease) in net assets from capital share transactions	(113,448,688)	115,396,701

Total decrease in net assets	(67,979,177)	(203,532,995)

Net Assets
Beginning of period	4,991,759,665	5,195,292,660

End of period	$4,923,780,488	$4,991,759,665

Undistributed net investment income
End of period	$54,240,190	$75,255,290

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	11,925,620	$133,599,200	12,323,841	$141,092,410
Reinvestments	11,809,380	130,847,928	30,786,038	350,345,117
Redemptions	(33,751,538)	(377,895,816)	(32,503,623)	(376,040,826)

Net increase (decrease)	(10,016,538)	$(113,448,688)	10,606,256	$115,396,701

Increase (decrease) derived from capital shares transactions		$(113,448,688)		$115,396,701

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.11	$11.84	$11.48	$10.70	$9.73

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.10	0.13	0.08	0.05
Net realized and unrealized gain (loss) on investments	0.27	(0.01)	0.69	1.09	0.93

Total from investment operations	0.40	0.09	0.82	1.17	0.98

Less Distributions
Distributions from net investment income	(0.18)	(0.40)	(0.23)	(0.15)	(0.01)
Distributions from net realized capital gains	(0.12)	(0.42)	(0.23)	(0.24)	(0.00	)(b)

Total distributions	(0.30)	(0.82)	(0.46)	(0.39)	(0.01)

Net Asset Value, End of Period	$11.21	$11.11	$11.84	$11.48	$10.70

Total Return (%) (c)	3.60	0.58	7.35	11.15	10.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.90	0.89	0.91
Net ratio of expenses to average net assets (%) (d)	0.87	0.87	0.88	0.88	0.91
Ratio of net investment income to average net assets (%)	1.18	0.88	1.15	0.74	0.52
Portfolio turnover rate (%)	34	34	37	29	35
Net assets, end of period (in millions)	$4,923.8	$4,991.8	$5,195.3	$5,064.3	$4,142.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is May 2, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $63,481,723 in the Subsidiary, representing 1.2% of the Portfolio’s total assets.

All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$63,481,723
Total Liabilities	—
Net Assets	63,481,723

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Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Subsidiary Financial Statement Information	Amount
Net Investment Income	$104,144
Net Realized Gain	60,004
Net Change in Unrealized Appreciation	2,793
Net Increase in Net Assets from Operations	166,941

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

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Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, real estate investment trust (REIT) adjustments, passive foreign investment companies (PFICs), controlled foreign corporations, deflationary sell adjustments, distribution re-designations and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $425,418,481. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 145,489,474. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(22,716,587)	$—	$—	$—	$(22,716,587)
Mutual Funds	(166,981,074)	—	—	—	(166,981,074)
U.S. Treasury & Government Agencies	(73,248,175)	—	—	—	(73,248,175)
Total	$(262,945,836)	$—	$—	$—	$(262,945,836)
Total Borrowings	$(262,945,836)	$—	$—	$—	$(262,945,836)
Gross amount of recognized liabilities for securities lending transactions					$(262,945,836)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures

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Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$19,013,779
	Unrealized appreciation on futures contracts (a) (c)	1,488,144	Unrealized depreciation on futures contracts (a) (c)	$3,435,343
Equity	OTC swap contracts at market value (d)	18,821,073	OTC swap contracts at market value (d)	376,502
	Unrealized appreciation on futures contracts (c)	4,167,599	Unrealized depreciation on futures contracts (c)	3,806,296
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	19,628,405	Unrealized depreciation on forward foreign currency exchange contracts	14,968,593

Total		$63,119,000		$22,586,734

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $173,854.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$206,690	$(206,690)	$—	$—
BNP Paribas S.A.	5,415,072	(740,271)	—	4,674,801
Brown Brothers Harriman & Co.	1,243	—	—	1,243
Citibank N.A.	7,058,369	(365,584)	(6,692,785)	—
Credit Suisse International	739,126	(739,126)	—	—
Goldman Sachs International	1,374,112	(675,190)	—	698,922
HSBC Bank USA	2,481,528	(240,889)	—	2,240,639
JPMorgan Chase Bank N.A.	2,909,211	(2,909,211)	—	—
Nomura Global Financial Products Inc.	3,918	—	—	3,918
Royal Bank of Scotland plc	825,502	(825,502)	—	—
Societe Generale	3,894,612	—	—	3,894,612
State Street Bank and Trust	116,805	(113,540)	—	3,265
UBS AG	13,423,290	(344,787)	(12,747,592)	330,911

	$38,449,478	$(7,160,790)	$(19,440,377)	$11,848,311

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Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$526	$—	$—	$526
Barclays Bank plc	321,362	(206,690)	—	114,672
BNP Paribas S.A.	740,271	(740,271)	—	—
Citibank N.A.	365,584	(365,584)	—	—
Credit Suisse International	1,191,895	(739,126)	—	452,769
Goldman Sachs International	675,190	(675,190)	—	—
HSBC Bank USA	240,889	(240,889)	—	—
JPMorgan Chase Bank N.A.	3,204,631	(2,909,211)	—	295,420
Royal Bank of Scotland plc	8,146,420	(825,502)	—	7,320,918
State Street Bank and Trust	113,540	(113,540)	—	—
UBS AG	344,787	(344,787)	—	—

	$15,345,095	$(7,160,790)	$—	$8,184,305

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$(7,263,212)	$—	$(7,263,212)
Forward foreign currency transactions	—	—	—	(11,757,391)	(11,757,391)
Futures contracts	13,046,186	—	(41,528,846)	—	(28,482,660)
Swap contracts	(15,208,176)	3,808,278	34,803,159	—	23,403,261
Written options	—	—	2,236,865	—	2,236,865

	$(2,161,990)	$3,808,278	$(11,752,034)	$(11,757,391)	$(21,863,137)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$4,393,518	$4,393,518
Futures contracts	1,091,815	—	5,746,410	—	6,838,225
Swap contracts	18,677,820	110,240	23,269,647	—	42,057,707

	$19,769,635	$110,240	$29,016,057	$4,393,518	$53,289,450

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,655,760
Forward foreign currency transactions	1,398,590,033
Futures contracts long	381,250,846
Futures contracts short	(137,491,894)
Swap contracts	1,506,935,142
Written options	243,800

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	$—
Options written	243,800	2,364,860
Options bought back	(243,800)	(2,364,860)

Options outstanding December 31, 2016	—	$—

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$853,942,260	$1,112,983,454	$671,228,942	$705,978,823

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$30,592,291	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Realized Gain on shares sold	Income earned from affiliates during the period
MetLife, Inc.	64,675	7,700	0	72,375	$—	$108,023

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$127,117,393	$327,645,494	$3,730,535	$22,699,623	$130,847,928	$350,345,117

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$75,249,993	$—	$500,928,555	$(689,823)	$575,488,725

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had accumulated short-term capital losses of $689,823.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AB Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AB Global Dynamic Allocation Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Dynamic Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-49

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-52

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the three-year period ended October 31, 2016 and underperformed for the one- and five-year periods ended October 31, 2016. The Board also considered that the Portfolio underperformed its blended index for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-55

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-56

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-57

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-58

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-59

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 1.99%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

In the first six weeks of 2016, global equities suffered the worst start to the year in decades due to fears about China and a decline in oil prices, which led to a broad sell-off. The MSCI All Country World Index (in USD) fell roughly 11.5% through mid-February before rebounding more than 15% through the end of April. In late June, following the unexpected U.K. referendum outcome dubbed “Brexit”, stocks retreated again before rallying at the end of the quarter. Following Brexit, global bonds, which had rallied in the first half of the year continued to benefit from a flight to safe haven assets. During the fourth quarter, the key market moving event was the surprising outcome of the U.S. presidential election relative to prevailing market expectations. The victory of Donald Trump, the anti-establishment candidate, undermined the credibility of political pundits and the polls they relied upon and ushered in a period of relative uncertainty regarding the magnitude of future policy changes and their timing. In the U.S., stocks rallied based on the speculation that the new administration would enact pro-growth economic policies. U.S. small cap stocks outperformed, led by value-oriented stocks. Bond markets experienced an abrupt correction on speculation that such economic policies would result in higher inflation and accelerated interest rate increases. The Bloomberg Barclays U.S. Government Bond Index lost 2.75% from November 8th to year-end and the long end of the Treasury curve was hit particularly hard with the Bloomberg Barclays U.S. Treasury 20+ Year Index down more than 8% from the election to year-end. Yields also reacted to the U.S. Federal Reserve raising interest rates in mid-December for only the second time since the financial crisis and raised expectations for rates in 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Allianz pursues the Portfolio’s investment objective through a combination of active allocation between asset classes and utilization of actively managed strategies within those asset classes. Allianz allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Allianz believes may affect the value of the Portfolio’s investments. The Portfolio utilizes both quantitative and fundamental research in order to identify trends and turning points in the global markets that inform its decisions about when and where to invest the Portfolio’s assets.

The Allianz Global Investors Dynamic Multi-Asset Plus Portfolio underperformed the Dow Jones Moderate Index benchmark during the twelve-month period ending December 31, 2016. Negative contributors to the Portfolio return were positioning in U.S. equities particularly in the first quarter and to a lesser extent in international equities, stock selection in international equities related to the actively managed Best Styles investment strategy the Portfolio utilizes, allocation to U.S. corporate bonds and the currency hedge versus the euro. A positive return contribution came from selection in U.S. equities attributable to the Best Styles investment strategy, positioning and selection in U.S. government bonds and exposure to emerging market debt, Real Estate Investment Trusts (“REITs”) and U.S. high yield bonds, at various times throughout the period.

Overall, positioning in equities, particularly U.S. equities, detracted most from performance. The Portfolio’s total equity exposure was adjusted during the first half of the year, with a modest underweight early in the year and subsequently more pronounced underweights through March in response to the market correction in January, during which MSCI EAFE Index was down -7.23% and the Russell 3000 Index was down -5.67%. In an effort to reduce the downside risk of the Portfolio, the fund maintained underweights to global equities, with an emphasis on being underweight U.S., into March. However, when global equities snapped back in March, the Portfolio’s underweights to the asset class negatively impacted performance. In the second quarter, the equity allocation was reduced to an underweight. While some risk mitigation was produced in down markets the overall effect resulted in trailing performance mainly due to the general rather sharp recovery of equity markets in March and again in June after the U.K. referendum. The global equity allocation increased to overweight in July and remained overweight through year-end with a general tilt toward U.S. equities through November. During the second half of the year, the Portfolio’s overweight in global equities added value as U.S. equities posted positive monthly returns with the exception of October. During the month of October, the Portfolio’s U.S. equity exposure was reduced. Further, the decision to hedge part of the euro exposure in the first half of the year also detracted as the euro appreciated against the U.S. dollar for the period. Stock selections of the active equity portfolio management team in the global portion of the Portfolio detracted most from the overall results. The active Best Styles stock selection process suffered as many of the investment factors the strategy favors yielded negative returns for the twelve month period.

Opportunistic exposure in emerging market debt, high yield bonds and REITs contributed most to results. A position in emerging market equities in the third quarter also added value. A modest contribution associated with allocation and selection in U.S. government bonds was due to an overweight to the sector early in the period when the relative return of U.S. Treasuries outpaced equities and a consistent and meaningful underweight from July through year-end. The Bloomberg Barclays Aggregate U.S. Government Bond Index had negative returns in both the third and fourth quarters.

By the end of the period, the Portfolio had a pronounced overweight to equities, primarily resulting from an overweight to developed markets outside the U.S. as well as to U.S. equities. In the fixed income portion of the Portfolio, U.S. government bonds received a pronounced underweight, while the opportunistic portion of the portfolio included exposure to U.S. high yield bonds.

MIST-1

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio utilizes derivatives to gain exposure to certain asset classes and to conduct tactical views to overweight and underweight certain asset classes relative to the benchmark. The Portfolio utilized derivatives to gain exposure to U.S. equities, international equities, real estate, and fixed income which have provided mixed contributions to absolute performance during the reporting period. The derivatives have performed as expected, enabling the Portfolio to gain or reduce exposure to the underlying asset classes in a liquid and cost effective way.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
Class B	1.99	2.72
Dow Jones Moderate Index	7.67	3.99

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Sectors

% of Net Assets
Financials	19.9
Information Technology	10.3
Consumer Discretionary	9.0
Industrials	6.9
Health Care	5.8

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	28.9
Cash & Cash Equivalents	0.8

MIST-3

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	1.20%	$1,000.00	$1,005.80	$6.05
	Hypothetical*	1.20%	$1,000.00	$1,019.10	$6.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—61.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
General Dynamics Corp.	1,189	$205,293
Spirit AeroSystems Holdings, Inc. - Class A	485	28,300
Thales S.A.	457	44,280

		277,873

Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (a)	5,486	87,556
Atlas Air Worldwide Holdings, Inc. (a)	901	46,987
bpost S.A.	2,354	55,657
Deutsche Post AG	14,653	481,179
FedEx Corp.	3,164	589,137
Park-Ohio Holdings Corp.	396	16,870

		1,277,386

Airlines—0.9%
Alaska Air Group, Inc. (b)	4,273	379,143
ANA Holdings, Inc.	103,000	277,043
Exchange Income Corp.	3,917	121,800
International Consolidated Airlines Group S.A.	41,977	227,649
JetBlue Airways Corp. (a)	7,395	165,796
SkyWest, Inc.	6,515	237,472

		1,408,903

Auto Components—0.7%
Bridgestone Corp.	300	10,792
Cie Automotive S.A.	6,789	132,280
Exedy Corp.	600	16,852
FCC Co., Ltd.	5,700	102,296
Grammer AG	1,445	72,301
Kongsberg Automotive ASA (a)	29,173	19,165
Lear Corp.	2,164	286,449
Modine Manufacturing Co. (a)	1,070	15,943
Standard Motor Products, Inc.	513	27,302
Stoneridge, Inc. (a)	8,074	142,829
Superior Industries International, Inc.	5,727	150,906
Toyoda Gosei Co., Ltd.	800	18,657
Toyota Boshoku Corp.	1,600	36,687
Unipres Corp.	1,000	19,857
Xinyi Glass Holdings, Ltd. (a)	76,000	61,823

		1,114,139

Automobiles—2.0%
Daimler AG	8,777	651,389
Ford Motor Co.	47,363	574,513
Fuji Heavy Industries, Ltd.	500	20,338
General Motors Co.	17,387	605,763
Nissan Motor Co., Ltd.	48,200	483,567
Peugeot S.A. (a)	1,006	16,400
Toyota Motor Corp.	16,000	934,071

		3,286,041

Banks—4.8%
Banc of California, Inc. (b)	14,852	257,682
BancFirst Corp.	293	27,264
Bank of Queensland, Ltd.	3,127	26,720

Banks—(Continued)
Berkshire Hills Bancorp, Inc.	4,973	183,255
BNC Bancorp	846	26,987
Brookline Bancorp, Inc.	13,395	219,678
Cardinal Financial Corp.	4,358	142,899
Cathay General Bancorp	4,731	179,920
Dah Sing Financial Holdings, Ltd.	2,000	13,504
Danske Bank A/S	1,526	46,282
DBS Group Holdings, Ltd.	21,400	255,318
DNB ASA	27,450	408,230
First Merchants Corp.	1,222	46,008
Great Southern Bancorp, Inc.	774	42,299
Heartland Bank, Ltd.	13,369	13,898
HSBC Holdings plc	40,559	327,945
Huntington Bancshares, Inc.	1,222	16,155
Iberiabank Corp.	360	30,150
Independent Bank Corp./Rockland Trust	3,593	253,127
Intesa Sanpaolo S.p.A.	158,558	404,767
JPMorgan Chase & Co.	777	67,047
Mitsubishi UFJ Financial Group, Inc.	115,700	711,320
Mizuho Financial Group, Inc.	292,700	524,015
Oversea-Chinese Banking Corp., Ltd.	38,900	238,690
PNC Financial Services Group, Inc. (The)	1,133	132,516
Renasant Corp.	4,980	210,256
Royal Bank of Canada	6,543	442,827
Royal Bank of Canada (U.S. Listed Shares)	5,504	372,676
Southside Bancshares, Inc.	1,041	39,214
Sparebank 1 Nord Norge	2,534	15,334
Sumitomo Mitsui Financial Group, Inc.	9,800	371,519
Sydbank A/S	2,655	82,202
Toronto-Dominion Bank (The)	9,082	447,928
Toronto-Dominion Bank (The) (U.S. Listed Shares)	7,470	368,570
United Overseas Bank, Ltd.	17,100	239,978
Wells Fargo & Co.	9,294	512,192

		7,698,372

Beverages—0.4%
Dr Pepper Snapple Group, Inc.	3,768	341,645
Heineken Holding NV	4,529	314,929

		656,574

Biotechnology—1.1%
AbbVie, Inc.	1,600	100,192
AMAG Pharmaceuticals, Inc. (a)	1,877	65,320
Amgen, Inc.	5,571	814,536
Gilead Sciences, Inc.	9,545	683,517
PDL BioPharma, Inc.	59,880	126,945

		1,790,510

Building Products—0.4%
Insteel Industries, Inc.	7,019	250,157
NCI Building Systems, Inc. (a)	7,754	121,350
Owens Corning	5,319	274,248
Patrick Industries, Inc. (a)	591	45,093

		690,848

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—1.2%
3i Group plc	31,831	$276,516
Arlington Asset Investment Corp. - Class A (b)	1,498	22,200
Bank of New York Mellon Corp. (The)	8,526	403,962
CME Group, Inc.	1,068	123,194
Cowen Group, Inc. - Class A (a)	4,191	64,961
International FCStone, Inc. (a)	3,890	154,044
Investec plc	3,160	20,893
Morgan Stanley	16,000	676,000
Piper Jaffray Cos. (a)	1,746	126,585

		1,868,355

Chemicals—1.6%
A. Schulman, Inc.	747	24,987
Arkema S.A.	2,112	206,329
Borregaard ASA	19,892	194,530
Covestro AG	4,900	337,088
Denka Co., Ltd.	14,000	61,631
Dow Chemical Co. (The)	11,060	632,853
Kuraray Co., Ltd.	16,600	248,401
LyondellBasell Industries NV - Class A	6,166	528,919
Yara International ASA	8,807	346,804

		2,581,542

Commercial Services & Supplies—0.8%
Dai Nippon Printing Co., Ltd.	24,000	236,641
Deluxe Corp.	456	32,654
Downer EDI, Ltd.	3,926	17,198
Ennis, Inc.	3,559	61,749
Johnson Service Group plc	25,374	35,893
KAR Auction Services, Inc.	2,374	101,180
Pitney Bowes, Inc.	14,706	223,384
Quad/Graphics, Inc.	6,151	165,339
SmartGroup Corp., Ltd.	8,795	39,777
Toppan Printing Co., Ltd.	27,000	257,316
Transcontinental, Inc. - Class A (b)	1,015	16,775
VSE Corp.	750	29,130

		1,217,036

Communications Equipment—0.6%
Cisco Systems, Inc.	31,352	947,457

Construction & Engineering—0.7%
ACS Actividades de Construccion y Servicios S.A.	3,259	102,740
Eiffage S.A.	3,332	232,313
Galliford Try plc	7,341	116,664
Kyudenko Corp.	3,500	93,693
Peab AB	19,681	156,158
PER Aarsleff Holding A/S	1,130	28,145
Toshiba Plant Systems & Services Corp.	5,600	73,628
Tutor Perini Corp. (a)	1,032	28,896
Veidekke ASA	2,311	33,054
Vinci S.A.	3,596	244,597

		1,109,888

Construction Materials—0.4%
Adelaide Brighton, Ltd.	39,278	153,631
Boral, Ltd.	41,499	161,454
CSR, Ltd.	35,168	117,160
Fletcher Building, Ltd.	32,851	241,304

		673,549

Consumer Finance—0.1%
Nelnet, Inc. - Class A	3,299	167,424
Regional Management Corp. (a)	1,544	40,577

		208,001

Containers & Packaging—0.1%
Smurfit Kappa Group plc	573	13,137
Smurfit Kappa Group plc	9,655	223,784

		236,921

Diversified Consumer Services—0.1%
Carriage Services, Inc.	2,449	70,139
EnerCare, Inc.	1,110	14,749

		84,888

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	787	128,265
Groupe Bruxelles Lambert S.A.	3,089	259,154
Voya Financial, Inc.	8,323	326,428

		713,847

Diversified Telecommunication Services—2.8%
AT&T, Inc.	33,663	1,431,687
BCE, Inc.	6,669	288,238
CenturyLink, Inc.	13,413	318,961
Consolidated Communications Holdings, Inc.	2,813	75,529
IDT Corp. - Class B	1,360	25,215
Koninklijke KPN NV	29,388	87,024
Nippon Telegraph & Telephone Corp.	12,300	517,040
Orange S.A.	29,834	452,755
Verizon Communications, Inc.	23,814	1,271,191

		4,467,640

Electric Utilities—2.5%
American Electric Power Co., Inc.	6,049	380,845
AusNet Services	166,348	189,473
CLP Holdings, Ltd.	36,000	328,942
Duke Energy Corp.	7,400	574,388
Entergy Corp.	4,463	327,897
Exelon Corp.	14,034	498,067
Iberdrola S.A.	73,599	482,626
NextEra Energy, Inc.	4,737	565,882
Portland General Electric Co.	815	35,314
Southern Co. (The)	11,340	557,815
Spark Energy, Inc. - Class A (b)	2,815	85,294

		4,026,543

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.0%
Fujikura, Ltd.	3,000	$16,254

Electronic Equipment, Instruments & Components—1.3%
Arrow Electronics, Inc. (a)	4,121	293,827
CDW Corp.	5,640	293,788
Citizen Watch Co., Ltd.	14,200	84,684
Corning, Inc.	17,749	430,768
E2V Technologies plc	4,528	15,227
ePlus, Inc. (a)	611	70,387
Flex, Ltd. (a)	1,071	15,390
Hitachi, Ltd.	75,000	404,102
Jabil Circuit, Inc.	737	17,445
Orbotech, Ltd. (a)	4,415	147,505
Sanmina Corp. (a)	569	20,854
SYNNEX Corp.	2,402	290,690
Taiyo Yuden Co., Ltd.	1,700	20,322

		2,104,989

Energy Equipment & Services—0.2%
Helix Energy Solutions Group, Inc. (a)	3,261	28,762
Nabors Industries, Ltd.	15,699	257,464
Seadrill, Ltd. (a)	14,000	48,136

		334,362

Equity Real Estate Investment Trusts—0.4%
CareTrust REIT, Inc.	6,609	101,250
Fortune Real Estate Investment Trust	124,000	142,313
Getty Realty Corp.	4,535	115,597
Keppel DC REIT	55,000	44,930
Omega Healthcare Investors, Inc.	5,869	183,465

		587,555

Food & Staples Retailing—1.0%
CVS Health Corp.	8,560	675,470
George Weston, Ltd.	157	13,282
Ingles Markets, Inc. - Class A	5,045	242,665
Koninklijke Ahold Delhaize NV	16,758	352,719
Metcash, Ltd. (a)	103,051	169,156
Qol Co., Ltd.	2,100	24,984
Rallye S.A.	1,522	29,504
U.S. Foods Holding Corp. (a)	2,855	78,455

		1,586,235

Food Products—1.7%
Archer-Daniels-Midland Co.	8,365	381,862
Aryzta AG (a)	255	11,274
Bunge, Ltd.	3,926	283,614
Fonterra Co-operative Group, Ltd.	14,264	59,465
Grieg Seafood ASA	18,327	173,174
Ingredion, Inc.	2,350	293,656
John B Sanfilippo & Son, Inc.	2,484	174,849
Leroy Seafood Group ASA	1,777	98,923
Morinaga Milk Industry Co., Ltd.	22,000	158,048
Omega Protein Corp. (a)	8,396	210,320
Pilgrim’s Pride Corp.	606	11,508

Food Products—(Continued)
Salmar ASA	1,593	47,593
Sanderson Farms, Inc. (b)	2,115	199,318
Select Harvests, Ltd.	8,344	39,922
Tassal Group, Ltd.	6,685	20,014
Tyson Foods, Inc. - Class A	5,484	338,253
WH Group, Ltd.	321,000	258,452

		2,760,245

Gas Utilities—0.3%
Atmos Energy Corp.	3,600	266,940
UGI Corp.	5,811	267,771

		534,711

Health Care Equipment & Supplies—0.4%
Baxter International, Inc.	6,302	279,431
Hogy Medical Co., Ltd.	300	18,487
Inogen, Inc. (a)	903	60,655
Teleflex, Inc.	1,809	291,520

		650,093

Health Care Providers & Services—2.4%
Aetna, Inc.	4,530	561,765
Anthem, Inc.	3,955	568,610
Cardinal Health, Inc.	5,686	409,221
Centene Corp. (a)	218	12,319
Envision Healthcare Corp. (a)	2,311	146,263
HCA Holdings, Inc. (a)	5,737	424,653
Healthways, Inc. (a)	9,206	209,437
Medical Facilities Corp.	2,160	28,266
Quest Diagnostics, Inc.	3,865	355,193
Triple-S Management Corp. - Class B (a)	6,361	131,673
UnitedHealth Group, Inc.	6,390	1,022,656

		3,870,056

Health Care Technology—0.1%
AGFA-Gevaert NV (a)	9,150	35,319
Evolent Health, Inc. - Class A (a)	4,023	59,540

		94,859

Hotels, Restaurants & Leisure—1.2%
Aramark	5,224	186,601
Carnival plc	6,137	310,927
Collins Foods, Ltd.	9,606	45,435
Eldorado Resorts, Inc. (a)	6,699	113,548
Elior Group	3,971	90,693
Greene King plc	11,774	101,194
International Game Technology plc	8,595	219,344
Marriott Vacations Worldwide Corp.	254	21,552
Retail Food Group, Ltd.	17,092	86,361
Royal Caribbean Cruises, Ltd.	244	20,018
Star Entertainment Group, Ltd. (The)	50,793	189,003
Yum! Brands, Inc.	7,753	490,998

		1,875,674

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—1.8%
Barratt Developments plc	38,663	$219,957
Bassett Furniture Industries, Inc.	2,458	74,723
Bellway plc	4,904	149,216
D.R. Horton, Inc.	10,804	295,273
Garmin, Ltd.	6,069	294,286
Hooker Furniture Corp.	1,113	42,238
LGI Homes, Inc. (a) (b)	3,732	107,220
Libbey, Inc.	761	14,809
Mohawk Industries, Inc. (a)	1,756	350,638
Persimmon plc	11,732	256,004
Sekisui Chemical Co., Ltd.	15,600	248,273
Sekisui House, Ltd.	18,200	302,282
SodaStream International, Ltd. (a)	4,687	184,996
Taylor Wimpey plc	116,417	218,638
ZAGG, Inc. (a)	16,171	114,814

		2,873,367

Household Products—0.1%
Central Garden and Pet Co. (a)	2,953	97,715

Independent Power and Renewable Electricity Producers—0.1%
ERG S.p.A.	4,103	44,022
TransAlta Renewables, Inc.	5,555	59,329

		103,351

Industrial Conglomerates—0.7%
3M Co.	2,705	483,032
CK Hutchison Holdings, Ltd.	41,500	468,498
General Electric Co.	5,087	160,749

		1,112,279

Insurance—4.4%
Allstate Corp. (The)	5,952	441,162
American Financial Group, Inc.	3,278	288,857
AMERISAFE, Inc.	2,561	159,678
Axis Capital Holdings, Ltd.	4,694	306,377
Chubb, Ltd.	4,650	614,358
Cincinnati Financial Corp.	4,480	339,360
Direct Line Insurance Group plc	57,115	259,031
Employers Holdings, Inc.	2,829	112,029
Endurance Specialty Holdings, Ltd.	2,736	252,807
Everest Re Group, Ltd.	1,269	274,612
Federated National Holding Co.	1,567	29,287
Genworth Financial, Inc. - Class A (a)	17,325	66,008
Hartford Financial Services Group, Inc. (The)	8,365	398,592
Heritage Insurance Holdings, Inc.	5,029	78,805
Muenchener Rueckversicherungs-Gesellschaft AG	2,290	433,113
Reinsurance Group of America, Inc.	2,346	295,197
SCOR SE	7,893	272,674
Selective Insurance Group, Inc.	746	32,115
Sompo Holdings, Inc.	9,800	330,918
Swiss Life Holding AG (a)	964	272,752
Swiss Re AG	5,227	495,211
Travelers Cos., Inc. (The)	4,406	539,383
Universal Insurance Holdings, Inc. (b)	9,185	260,854

Insurance—(Continued)
Zurich Insurance Group AG (a)	1,840	505,377

		7,058,557

Internet & Direct Marketing Retail—0.2%
Amazon.com, Inc. (a)	256	191,967
PetMed Express, Inc. (b)	6,303	145,410

		337,377

Internet Software & Services—0.8%
Alphabet, Inc. - Class C (a)	762	588,127
Facebook, Inc. - Class A (a)	2,735	314,662
j2 Global, Inc.	2,900	237,220
MeetMe, Inc. (a)	37,295	183,864

		1,323,873

IT Services—1.5%
Bechtle AG	1,935	201,051
Cap Gemini S.A.	3,819	322,085
CGI Group, Inc. - Class A (a)	315	15,118
Convergys Corp.	6,987	171,601
Euronet Worldwide, Inc. (a)	1,656	119,944
Itochu Techno-Solutions Corp.	800	20,778
Leidos Holdings, Inc.	6,047	309,244
Net 1 UEPS Technologies, Inc. (a)	8,400	96,432
NeuStar, Inc. - Class A (a)	6,481	216,465
NTT Data Corp.	2,500	120,637
Science Applications International Corp.	2,879	244,139
Sykes Enterprises, Inc. (a)	6,653	192,006
Western Union Co. (The)	15,533	337,377

		2,366,877

Leisure Products—0.0%
Smith & Wesson Holding Corp. (a)	2,275	47,957

Machinery—1.0%
American Railcar Industries, Inc. (b)	2,294	103,895
CKD Corp.	13,700	155,017
Douglas Dynamics, Inc.	2,805	94,388
Fukushima Industries Corp.	1,100	31,639
Greenbrier Cos., Inc. (The) (b)	3,731	155,023
Illinois Tool Works, Inc.	287	35,146
Kadant, Inc.	486	29,743
Lydall, Inc. (a)	3,338	206,456
Mitsui Engineering & Shipbuilding Co., Ltd.	9,000	13,870
PACCAR, Inc.	7,016	448,323
Supreme Industries, Inc. - Class A	16,006	251,294
Valmet Oyj	991	14,579

		1,539,373

Marine—0.1%
DFDS A/S	1,156	52,711
Matson, Inc.	3,506	124,077

		176,788

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.3%
Comcast Corp. - Class A	15,301	$1,056,534
Eros International plc (a) (b)	5,705	74,450
Lagardere SCA	1,331	36,973
Nippon Television Holdings, Inc.	2,000	36,251
Quebecor, Inc. - Class B	6,698	186,176
Southern Cross Media Group, Ltd.	59,751	66,378
TEGNA, Inc.	11,996	256,594
TV Tokyo Holdings Corp.	600	11,815
Walt Disney Co. (The)	3,978	414,587

		2,139,758

Metals & Mining—0.7%
Aichi Steel Corp.	700	29,226
APERAM S.A.	625	28,569
ArcelorMittal (a)	30,555	225,784
Bekaert S.A.	556	22,447
Boliden AB	10,858	282,864
Evolution Mining, Ltd.	21,302	31,346
Fortescue Metals Group, Ltd.	59,215	250,052
Lucara Diamond Corp.	14,594	33,043
Norsk Hydro ASA	42,214	201,514
Northern Star Resources, Ltd.	20,356	51,476

		1,156,321

Mortgage Real Estate Investment Trusts—1.3%
AG Mortgage Investment Trust, Inc.	4,512	77,200
AGNC Investment Corp.	12,873	233,387
Annaly Capital Management, Inc.	30,452	303,606
Anworth Mortgage Asset Corp.	19,720	101,952
Apollo Commercial Real Estate Finance, Inc.	11,456	190,399
Ares Commercial Real Estate Corp.	5,893	80,911
Chimera Investment Corp.	12,279	208,989
CYS Investments, Inc.	22,668	175,224
Ladder Capital Corp.	1,129	15,490
Mortgage Investment Corp.	11,744	184,381
New Residential Investment Corp.	14,312	224,985
New York Mortgage Trust, Inc. (b)	27,016	178,306
Two Harbors Investment Corp.	8,898	77,590
Western Asset Mortgage Capital Corp.	5,903	59,443

		2,111,863

Multi-Utilities—0.6%
Dominion Resources, Inc.	1,380	105,694
National Grid plc	42,715	499,566
SCANA Corp.	4,109	301,108

		906,368

Multiline Retail—0.9%
Canadian Tire Corp., Ltd. - Class A	2,435	252,577
Harvey Norman Holdings, Ltd.	63,313	234,625
Kohl’s Corp.	5,719	282,404
Macy’s, Inc.	2,119	75,881
Myer Holdings, Ltd.	104,453	103,845
Target Corp.	7,207	520,562

		1,469,894

Oil, Gas & Consumable Fuels—2.4%
American Midstream Partners L.P.	6,319	115,006
Avance Gas Holding, Ltd.	5,918	18,163
BW LPG, Ltd.	18,789	79,014
Caltex Australia, Ltd.	9,205	202,093
Canadian Natural Resources, Ltd.	3,538	112,791
Enviva Partners L.P.	1,892	50,706
Exxon Mobil Corp.	4,101	370,156
Galp Energia SGPS S.A.	22,066	328,013
Green Plains Partners L.P.	1,653	32,729
Green Plains, Inc.	7,349	204,670
HollyFrontier Corp.	7,561	247,698
KNOT Offshore Partners L.P.	2,334	55,082
Koninklijke Vopak NV	4,812	227,004
Neste Oyj	6,689	256,781
Phillips 66	4,418	381,759
REX American Resources Corp. (a)	540	53,325
Royal Dutch Shell plc - A Shares	3,540	96,224
Ship Finance International, Ltd. (b)	10,833	160,870
Tanker Investments, Ltd. (a)	3,348	13,946
Tesoro Corp.	3,538	309,398
Valero Energy Corp.	7,355	502,494

		3,817,922

Paper & Forest Products—0.3%
Canfor Pulp Products, Inc.	988	7,440
Holmen AB - B Shares	5,531	198,102
UPM-Kymmene Oyj	13,648	334,470
Western Forest Products, Inc.	6,956	9,792

		549,804

Personal Products—0.0%
Best World International, Ltd.	45,000	41,595
Revlon, Inc. - Class A (a)	745	21,717

		63,312

Pharmaceuticals—1.8%
Allergan plc (a)	2,076	435,981
Eli Lilly & Co.	4,743	348,848
Johnson & Johnson	12,712	1,464,550
Mallinckrodt plc (a)	2,214	110,301
Merck & Co., Inc.	421	24,784
Merck KGaA	197	20,559
Otsuka Holdings Co., Ltd.	4,100	178,387
Teva Pharmaceutical Industries, Ltd.	9,572	345,773

		2,929,183

Professional Services—0.4%
Barrett Business Services, Inc.	2,884	184,865
CBIZ, Inc. (a)	7,003	95,941
ICF International, Inc. (a)	331	18,271
Kelly Services, Inc. - Class A	2,137	48,980
Wolters Kluwer NV	8,088	292,492

		640,549

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—0.3%
Deutsche Wohnen AG	9,718	$304,749
Entra ASA (b)	7,379	73,277
Nexity S.A. (a)	2,989	139,872
WCM Beteiligungs & Grundbesitz-AG (a) (b)	15,971	43,939

		561,837

Road & Rail—0.5%
ArcBest Corp.	690	19,078
East Japan Railway Co.	5,200	448,564
National Express Group plc	4,771	20,775
Senko Co., Ltd.	3,000	20,221
Sixt SE	315	16,895
West Japan Railway Co.	5,200	318,653

		844,186

Semiconductors & Semiconductor Equipment—2.9%
Alpha & Omega Semiconductor, Ltd. (a)	2,889	61,449
Applied Materials, Inc.	16,239	524,032
BE Semiconductor Industries NV	2,266	75,454
Broadcom, Ltd.	3,579	632,660
Intel Corp.	28,358	1,028,545
KLA-Tencor Corp.	4,266	335,649
Lam Research Corp.	3,409	360,434
Micron Technology, Inc. (a)	18,240	399,821
NeoPhotonics Corp. (a)	13,312	143,903
NVIDIA Corp.	6,931	739,815
Photronics, Inc. (a)	19,305	218,146
Rudolph Technologies, Inc. (a)	5,348	124,876
Towa Corp.	5,700	80,130

		4,724,914

Software—1.0%
Ebix, Inc. (b)	2,248	128,248
Microsoft Corp.	11,544	717,344
Open Text Corp.	3,837	236,967
Symantec Corp.	12,912	308,468
UBISOFT Entertainment S.A. (a)	5,655	201,174
VirnetX Holding Corp. (a) (b)	9,283	20,423

		1,612,624

Specialty Retail—0.5%
American Eagle Outfitters, Inc.	11,687	177,292
Best Buy Co., Inc.	333	14,209
Bilia AB - A Shares	5,768	132,594
Foot Locker, Inc.	4,570	323,967
GameStop Corp. - Class A	8,398	212,134

		860,196

Technology Hardware, Storage & Peripherals—2.2%
Apple, Inc.	20,921	2,423,070
Brother Industries, Ltd.	1,100	19,781
FUJIFILM Holdings Corp.	10,200	386,475
Hewlett Packard Enterprise Co.	16,410	379,728

Technology Hardware, Storage & Peripherals—(Continued)
HP, Inc.	16,668	247,353

		3,456,407

Thrifts & Mortgage Finance—0.1%
Provident Financial Services, Inc.	2,529	71,571
Territorial Bancorp, Inc.	823	27,027

		98,598

Tobacco—0.8%
Imperial Brands plc	11,332	492,962
Japan Tobacco, Inc.	5,900	193,835
Reynolds American, Inc.	10,984	615,543

		1,302,340

Trading Companies & Distributors—0.4%
AerCap Holdings NV (a)	3,307	137,604
Aircastle, Ltd.	8,827	184,043
GATX Corp. (b)	4,581	282,098
H&E Equipment Services, Inc.	755	17,554
Rush Enterprises, Inc. - Class A (a)	1,737	55,410

		676,709

Transportation Infrastructure—0.1%
Enav S.p.A. (a)	24,448	84,375

Water Utilities—0.2%
American Water Works Co., Inc.	3,478	251,668

Wireless Telecommunication Services—0.5%
NTT DoCoMo, Inc.	11,400	259,245
Vodafone Group plc	224,528	552,221

		811,466

Total Common Stocks (Cost $93,925,034)		98,859,154

U.S. Treasury & Government Agencies—28.9%

Federal Agencies—0.5%
Federal Home Loan Mortgage Corp. 1.000%, 06/29/17	741,000	742,139

U.S. Treasury—28.4%
U.S. Treasury Bonds 3.000%, 11/15/44	1,267,000	1,251,608
3.125%, 02/15/43 (c)	2,538,000	2,571,608
4.375%, 05/15/41 (d)	2,607,000	3,225,654
4.500%, 05/15/38 (d)	2,854,000	3,604,736
5.375%, 02/15/31	1,139,000	1,517,006
6.875%, 08/15/25	1,351,000	1,827,861
7.625%, 11/15/22	1,986,000	2,594,058
7.875%, 02/15/21	1,839,000	2,281,366

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 0.625%, 11/30/17	489,000	$487,854
0.750%, 02/28/18	1,607,000	1,603,233
0.875%, 07/31/19	1,483,000	1,465,794
1.000%, 06/30/19	1,483,000	1,471,415
1.125%, 03/31/20	1,471,000	1,451,980
1.500%, 02/28/19	1,483,000	1,491,110
1.875%, 10/31/17	500,000	504,179
2.000%, 05/31/21	1,839,000	1,850,279
2.000%, 11/15/21	2,022,000	2,027,607
2.000%, 02/15/23 (c)	6,568,000	6,513,867
2.125%, 08/31/20	1,766,000	1,794,560
2.250%, 07/31/18 (d)	1,325,000	1,348,861
2.375%, 08/15/24	2,027,000	2,036,421
2.750%, 05/31/17	1,236,000	1,246,719
3.125%, 05/15/19	1,483,000	1,546,201

		45,713,977

Total U.S. Treasury & Government Agencies (Cost $47,770,217)		46,456,116

Mutual Funds—7.6%

Investment Company Securities—7.6%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	88,000	7,616,400
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF) (b)	125,000	4,556,250

Total Mutual Funds (Cost $11,890,118)		12,172,650

Preferred Stock—0.3%

Automobiles—0.3%
Volkswagen AG (Cost $653,205)	3,287	460,516

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $1,264,787 on 01/03/17, collateralized by $1,250,000 U.S. Treasury Note at 2.375% due 12/31/20 with a value of $1,293,803.	1,264,783	1,264,783

Total Short-Term Investments (Cost $1,264,783)		1,264,783

Securities Lending Reinvestments (e)—9.0%
Security Description	Principal Amount*	Value

Commercial Paper—0.1%
Kells Funding LLC 1.040%, 01/19/17	199,295	$199,921

Repurchase Agreements—8.9%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $83,683 on 01/03/17, collateralized by $167,504 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $85,352.	83,679	83,679
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,000,099 on 01/03/17, collateralized by $1,008,737 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $900,095 on 01/03/17, collateralized by $918,810 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $918,005.	900,000	900,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $850,209 on 01/03/17, collateralized by various Common Stock with a value of $944,822.	850,000	850,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,800,203 on 01/03/17, collateralized by $1,780,839 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,836,930.	1,800,000	1,800,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $1,200,440 on 01/06/17, collateralized by $1,187,226 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,224,620.	1,200,000	1,200,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $3,000,200 on 01/03/17, collateralized by $5,387,293 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $3,060,204.	3,000,000	3,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $2,451,640 on 01/03/17, collateralized by $3,597,177 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $2,500,484.	2,451,454	$2,451,454
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $3,000,167 on 01/03/17, collateralized by $2,783,816 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $3,060,000.	3,000,000	3,000,000

		14,285,133

Total Securities Lending Reinvestments (Cost $14,485,041)		14,485,054

Total Investments—108.1% (Cost $169,988,398) (f)		173,698,273
Other assets and liabilities (net)—(8.1)%		(13,076,765)

Net Assets—100.0%		$160,621,508

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $14,088,280 and the collateral received consisted of cash in the amount of $14,484,428. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $1,795,503.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $3,207,262.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $170,431,473. The aggregate unrealized appreciation and depreciation of investments were $13,018,201 and $(9,751,401), respectively, resulting in net unrealized appreciation of $3,266,800 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	03/17/17	50	EUR	1,618,073	$21,503
MSCI EAFE Mini Index Futures	03/17/17	10	USD	843,083	(5,283)
Russell 2000 Mini Index Futures	03/17/17	48	USD	3,328,118	(71,558)
S&P 500 E-Mini Index Futures	03/17/17	35	USD	3,945,547	(32,197)
TOPIX Index Futures	03/09/17	24	JPY	353,613,720	91,604
U.S. Treasury Note 2 Year Futures	03/31/17	38	USD	8,242,512	(8,387)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/22/17	(61)	USD	(9,265,676)	75,645
U.S. Treasury Note 10 Year Futures	03/22/17	(46)	USD	(5,750,983)	34,046
U.S. Treasury Note 5 Year Futures	03/31/17	(35)	USD	(4,135,674)	17,431

Net Unrealized Appreciation					$122,804

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.437%	07/29/26	USD	6,000,000	$(452,690)
Pay	3M LIBOR	1.610%	05/18/26	USD	45,000,000	(2,677,625)

Net Unrealized Depreciation						$(3,130,315)

(EUR)—	Euro
(JPY)—	Japanese Yen
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$233,593	$44,280	$—	$277,873
Air Freight & Logistics	740,550	536,836	—	1,277,386
Airlines	904,211	504,692	—	1,408,903
Auto Components	623,429	490,710	—	1,114,139
Automobiles	1,180,276	2,105,765	—	3,286,041
Banks	4,018,650	3,679,722	—	7,698,372
Beverages	341,645	314,929	—	656,574
Biotechnology	1,790,510	—	—	1,790,510
Building Products	690,848	—	—	690,848
Capital Markets	1,570,946	297,409	—	1,868,355
Chemicals	1,186,759	1,394,783	—	2,581,542
Commercial Services & Supplies	630,211	586,825	—	1,217,036
Communications Equipment	947,457	—	—	947,457
Construction & Engineering	28,896	1,080,992	—	1,109,888
Construction Materials	—	673,549	—	673,549
Consumer Finance	208,001	—	—	208,001
Containers & Packaging	—	236,921	—	236,921
Diversified Consumer Services	84,888	—	—	84,888
Diversified Financial Services	454,693	259,154	—	713,847
Diversified Telecommunication Services	3,410,821	1,056,819	—	4,467,640
Electric Utilities	3,025,502	1,001,041	—	4,026,543
Electrical Equipment	—	16,254	—	16,254
Electronic Equipment, Instruments & Components	1,580,654	524,335	—	2,104,989
Energy Equipment & Services	286,226	48,136	—	334,362
Equity Real Estate Investment Trusts	400,312	187,243	—	587,555
Food & Staples Retailing	1,009,872	576,363	—	1,586,235
Food Products	1,904,654	855,591	—	2,760,245
Gas Utilities	534,711	—	—	534,711
Health Care Equipment & Supplies	631,606	18,487	—	650,093
Health Care Providers & Services	3,870,056	—	—	3,870,056
Health Care Technology	59,540	35,319	—	94,859
Hotels, Restaurants & Leisure	1,052,061	823,613	—	1,875,674
Household Durables	1,478,997	1,394,370	—	2,873,367
Household Products	97,715	—	—	97,715
Independent Power and Renewable Electricity Producers	59,329	44,022	—	103,351
Industrial Conglomerates	643,781	468,498	—	1,112,279

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$4,489,481	$2,569,076	$—	$7,058,557
Internet & Direct Marketing Retail	337,377	—	—	337,377
Internet Software & Services	1,323,873	—	—	1,323,873
IT Services	1,702,326	664,551	—	2,366,877
Leisure Products	47,957	—	—	47,957
Machinery	1,324,268	215,105	—	1,539,373
Marine	124,077	52,711	—	176,788
Media	1,988,341	151,417	—	2,139,758
Metals & Mining	33,043	1,123,278	—	1,156,321
Mortgage Real Estate Investment Trusts	2,111,863	—	—	2,111,863
Multi-Utilities	406,802	499,566	—	906,368
Multiline Retail	1,131,424	338,470	—	1,469,894
Oil, Gas & Consumable Fuels	2,596,684	1,221,238	—	3,817,922
Paper & Forest Products	17,232	532,572	—	549,804
Personal Products	21,717	41,595	—	63,312
Pharmaceuticals	2,384,464	544,719	—	2,929,183
Professional Services	348,057	292,492	—	640,549
Real Estate Management & Development	—	561,837	—	561,837
Road & Rail	19,078	825,108	—	844,186
Semiconductors & Semiconductor Equipment	4,569,330	155,584	—	4,724,914
Software	1,411,450	201,174	—	1,612,624
Specialty Retail	727,602	132,594	—	860,196
Technology Hardware, Storage & Peripherals	3,050,151	406,256	—	3,456,407
Thrifts & Mortgage Finance	98,598	—	—	98,598
Tobacco	615,543	686,797	—	1,302,340
Trading Companies & Distributors	676,709	—	—	676,709
Transportation Infrastructure	—	84,375	—	84,375
Water Utilities	251,668	—	—	251,668
Wireless Telecommunication Services	—	811,466	—	811,466
Total Common Stocks	67,490,515	31,368,639	—	98,859,154
Total U.S. Treasury & Government Agencies*	—	46,456,116	—	46,456,116
Total Mutual Funds*	12,172,650	—	—	12,172,650
Total Preferred Stock*	—	460,516	—	460,516
Total Short-Term Investment*	—	1,264,783	—	1,264,783
Total Securities Lending Reinvestments*	—	14,485,054	—	14,485,054
Total Investments	$79,663,165	$94,035,108	$—	$173,698,273

Collateral for Securities Loaned (Liability)	$—	$(14,484,428)	$—	$(14,484,428)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$240,229	$—	$—	$240,229
Futures Contracts (Unrealized Depreciation)	(117,425)	—	—	(117,425)
Total Futures Contracts	$122,804	$—	$—	$122,804
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(3,130,315)	$—	$(3,130,315)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$173,698,273
Cash	1,083
Cash denominated in foreign currencies (c)	84,762
Receivable for:
Fund shares sold	3,611
Dividends and interest	552,931
Variation margin on futures contracts	279,729
Variation margin on centrally cleared swap contracts	835,330
Due from investment adviser	18,312
Prepaid expenses	463

Total Assets	175,474,494
Liabilities
Collateral for securities loaned	14,484,428
Payables for:
Fund shares redeemed	47,217
Accrued Expenses:
Management fees	91,309
Distribution and service fees	33,818
Deferred trustees’ fees	48,968
Other expenses	147,246

Total Liabilities	14,852,986

Net Assets	$160,621,508

Net Assets Consist of:
Paid in surplus	$161,164,683
Undistributed net investment income	2,500,868
Accumulated net realized loss	(3,742,704)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	698,661

Net Assets	$160,621,508

Net Assets
Class B	$160,621,508
Capital Shares Outstanding*
Class B	15,319,723
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $169,988,398.
(b)	Includes securities loaned at value of $14,088,280.
(c)	Identified cost of cash denominated in foreign currencies was $85,393.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$3,008,466
Interest	543,593
Securities lending income	31,292
Other income (b)	17,993

Total investment income	3,601,344
Expenses
Management fees	1,002,427
Administration fees	37,289
Deferred expense reimbursement	94,623
Custodian and accounting fees	72,638
Distribution and service fees—Class B	371,269
Audit and tax services	84,903
Legal	36,636
Trustees’ fees and expenses	45,228
Shareholder reporting	19,540
Insurance	724
Miscellaneous	16,816

Total expenses	1,782,093

Net Investment Income	1,819,251

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,286,010)
Futures contracts	(2,978,771)
Swap contracts	2,252,381
Foreign currency transactions	(69,935)

Net realized loss	(2,082,335)

Net change in unrealized appreciation (depreciation) on:
Investments	6,144,036
Futures contracts	442,174
Swap contracts	(3,111,932)
Foreign currency transactions	573

Net change in unrealized appreciation	3,474,851

Net realized and unrealized gain	1,392,516

Net Increase in Net Assets From Operations	$3,211,767

(a)	Net of foreign withholding taxes of $96,116.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,819,251	$669,315
Net realized gain (loss)	(2,082,335)	417,921
Net change in unrealized appreciation (depreciation)	3,474,851	(3,808,149)

Increase (decrease) in net assets from operations	3,211,767	(2,720,913)

From Distributions to Shareholders
Net investment income
Class B	(72,414)	(1,228,964)
Net realized capital gains
Class B	0	(143,588)

Total distributions	(72,414)	(1,372,552)

Increase in net assets from capital share transactions	36,307,655	88,210,930

Total increase in net assets	39,447,008	84,117,465

Net Assets
Beginning of period	121,174,500	37,057,035

End of period	$160,621,508	$121,174,500

Undistributed net investment income
End of period	$2,500,868	$26,099

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	4,912,986	$50,660,716	8,979,573	$95,903,610
Reinvestments	6,983	72,414	132,254	1,372,552
Redemptions	(1,382,150)	(14,425,475)	(856,402)	(9,065,232)

Net increase	3,537,819	$36,307,655	8,255,425	$88,210,930

Increase derived from capital shares transactions		$36,307,655		$88,210,930

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016		2015	2014(a)
Net Asset Value, Beginning of Period	$10.28		$10.51	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.13	(c)	0.09	(0.04)
Net realized and unrealized gain (loss) on investments	0.08		(0.19)	0.70

Total from investment operations	0.21		(0.10)	0.66

Less Distributions
Distributions from net investment income	(0.01)		(0.11)	(0.05)
Distributions from net realized capital gains	0.00		(0.02)	(0.10)

Total distributions	(0.01)		(0.13)	(0.15)

Net Asset Value, End of Period	$10.48		$10.28	$10.51

Total Return (%) (d)	1.99		(0.98)	6.52	(e)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20		1.35	2.98	(f)
Net ratio of expenses to average net assets (%) (g)	1.20		1.20	1.20	(f)
Ratio of net investment income (loss) to average net assets (%)	1.23	(c)	0.87	(0.51	)(f)
Portfolio turnover rate (%)	49		23	19	(e)
Net assets, end of period (in millions)	$160.6		$121.2	$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $0 in the Subsidiary. For the year ended December 31, 2016, the Portfolio made no investments in the Subsidiary.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of

MIST-18

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (REITs), passive foreign investment companies (PFICs), swap transactions, adjustments to prior period accumulated balances and premium amortization. These adjustments have no impact on net assets or the results of operations.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $1,264,783. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,284,133. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(2,300,956)	$—	$—	$—	$(2,300,956)
Mutual Funds	(12,183,472)	—	—	—	(12,183,472)
Total	$(14,484,428)	$—	$—	$—	$(14,484,428)
Total Borrowings	$(14,484,428)	$—	$—	$—	$(14,484,428)
Gross amount of recognized liabilities for securities lending transactions					$(14,484,428)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a)	$3,130,315
	Unrealized appreciation on futures contracts (b)	$127,122	Unrealized depreciation on futures contracts (b)	8,387
Equity	Unrealized appreciation on futures contracts (b)	113,107	Unrealized depreciation on futures contracts (b)	109,038

Total		$240,229		$3,247,740

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(30,355)	$(30,355)
Futures contracts	1,163,260	(3,869,709)	(272,322)	(2,978,771)
Swap contracts	2,252,381	—	—	2,252,381

	$3,415,641	$(3,869,709)	$(302,677)	$(756,745)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$155,155	$280,611	$6,408	$442,174
Swap contracts	(3,111,932)	—	—	(3,111,932)

	$(2,956,777)	$280,611	$6,408	$(2,669,758)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,831,134
Futures contracts short	(7,382,571)
Swap contracts	46,333,333

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$26,817,899	$89,491,446	$7,802,944	$57,440,202

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$1,002,427	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managaing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2017. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.20%	$143,299	$118,545

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2016, the Adviser was repaid $94,623 by the Portfolio which was deferred in 2014. This amount is shown as Deferred expense reimbursement in the Statement of Operations. There were no expenses deferred by the Adviser for the period ended December 31, 2016.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$72,414	$1,299,972	$—	$72,580	$72,414	$1,372,552

MIST-26

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,618,019	$—	$224,387	$(3,336,613)	$(494,207)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the accumulated short-term capital losses were $840,644 and the accumulated long-term capital losses were $2,495,969.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-27

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the each of the two years in the period then ended and for the period from April 14, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 14, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-28

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-29

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-30

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-31

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-32

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-33

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Allianz Global Investors U.S. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016, but outperformed its Lipper Index for the since-inception (beginning April 14, 2014) period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-year and since-inception periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-34

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-35

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-36

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-37

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-38

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 8.04% and 7.81%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderate Index. While Portfolio expenses and underweights to small cap and mid cap weighed on performance, an overweight to equities and high yield bonds as well as strong security selection in the underlying domestic equity funds more than outweighed the negative impact.

Contribution from the domestic equity portfolios to relative performance was negative, as strong stock selection in most of the underlying funds could not outweigh the negative impact from being underweight small cap and mid cap. One of the strongest performers was the American Funds IS Blue Chip Growth Fund, which outperformed its benchmark significantly as a result of a large overweight to Communication Services which was the second highest returning sector for the year, and strong stock selection within Basic Materials and Industrials. Another strong performer was the American Funds American Mutual Fund that benefitted from an overweight to, and strong selection within, the Industrials sector, as well as strong stock picking within Healthcare. Detracting from relative performance was the American Funds IS Growth Fund which suffered from poor stock selection within Healthcare and Consumer Defensive, as well as an underweight to Financials due to the Fund’s growth tilt. Contribution from non-domestic equity portfolios weighed down on relative performance as a result of generally poor stock selection within the underlying funds. The worst relative

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

performer of the group was the American Funds IS International Growth and Income Fund which primarily suffered from poor allocation decisions, as underweights to Basic Materials and Technology and overweights to Consumer Defensive and Utilities, all served as a headwind to performance. In addition, the American Funds IS Global Small Cap Fund detracted from relative performance as the fund significantly underperformed its benchmark. The poor performance was primarily a result of an almost 8% allocation to cash in a strong stock market, an overweight to Healthcare which was the poorest performing sector, and poor security selection within Healthcare, Consumer Defensive, and Industrials.

Contribution from fixed income was generally positive, primarily as a result of an overweight to high yield bonds which, as an asset class, had its best performance since 2009 as many commodity related high yield bonds rallied strongly as commodity prices stabilized. In addition, all fixed income managers delivered positive contributions from security selection with the exception of the AFIS U.S. Government/AAA-Rated Securities Fund. Finally, the overall fixed income allocation benefitted from an underweight to foreign bonds as the asset class was hit hard by a strengthening dollar and rising interest rates during the latter half of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	8.04	9.16	5.38
Class C	7.81	8.84	5.06
Dow Jones Moderate Index	7.67	7.37	5.10

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.6
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	10.6
American Funds Growth-Income Fund (Class 1)	9.2
American Funds Growth Fund (Class 1)	9.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.3
American Funds American Mutual Fund (Class R-6)	8.3
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds International Growth and Income Fund (Class 1)	7.7
American Funds International Fund (Class 1)	5.8

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.73%	$1,000.00	$1,039.40	$3.74
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class C(a)	Actual	1.03%	$1,000.00	$1,037.50	$5.28
	Hypothetical*	1.03%	$1,000.00	$1,019.96	$5.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,736,863	$377,351,626
American Funds American Mutual Fund (Class R-6)	10,357,361	381,565,165
American Funds Blue Chip Income and Growth Fund (Class 1)	28,363,894	383,763,490
American Funds Bond Fund (Class 1) (a)	53,776,195	580,782,906
American Funds Fundamental Investors Fund (Class R-6)	6,978,124	379,958,860
American Funds Global Bond Fund (Class 1) (a)	11,664,297	130,873,415
American Funds Global Small Capitalization Fund (Class 1)	6,746,896	136,557,185
American Funds Growth Fund (Class 1)	6,306,013	424,331,603
American Funds Growth-Income Fund (Class 1)	9,605,390	426,575,384
American Funds High-Income Bond Fund (Class 1) (a)	18,393,278	187,243,572
American Funds International Fund (Class 1)	16,033,133	269,677,303
American Funds International Growth and Income Fund (Class 1) (a)	24,685,875	357,451,471
American Funds New World Fund (Class 1)	4,528,940	89,310,697

Investment Company Securities—(Continued)
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	40,735,905	490,867,660

Total Mutual Funds (Cost $4,392,985,839)		4,616,310,337

Total Investments—100.1% (Cost $4,392,985,839) (b)		4,616,310,337
Other assets and liabilities (net)—(0.1)%		(2,566,639)

Net Assets—100.0%		$4,613,743,698

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $4,396,493,467. The aggregate unrealized appreciation and depreciation of investments were $318,562,942 and $(98,746,072), respectively, resulting in net unrealized appreciation of $219,816,870 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,616,310,337	$—	$—	$4,616,310,337
Total Investments	$4,616,310,337	$—	$—	$4,616,310,337

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$2,869,091,313
Affiliated investments at value (b)	1,747,219,024
Receivable for:
Investments sold	547,890
Affiliated investments sold	9,640
Fund shares sold	624,319
Prepaid expenses	13,053

Total Assets	4,617,505,239
Liabilities
Payables for:
Investments purchased	189
Affiliated investments purchased	647
Fund shares redeemed	1,181,013
Accrued Expenses:
Management fees	227,543
Distribution and service fees	2,151,458
Deferred trustees’ fees	101,823
Other expenses	98,868

Total Liabilities	3,761,541

Net Assets	$4,613,743,698

Net Assets Consist of:
Paid in surplus	$4,081,565,390
Undistributed net investment income	71,366,014
Accumulated net realized gain	237,487,796
Unrealized appreciation on investments and affiliated investments	223,324,498

Net Assets	$4,613,743,698

Net Assets
Class B	$8,344,253
Class C	4,605,399,445
Capital Shares Outstanding*
Class B	854,962
Class C	475,354,754
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.76
Class C	9.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,563,681,088.
(b)	Identified cost of affiliated investments was $1,829,304,751.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Underlying Portfolios	$44,354,410
Dividends from Affiliated Underlying Portfolios	41,790,643

Total investment income	86,145,053
Expenses
Management fees	2,650,571
Administration fees	22,191
Custodian and accounting fees	27,464
Distribution and service fees—Class B	19,577
Distribution and service fees—Class C	24,988,207
Audit and tax services	31,147
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	65,255
Insurance	31,329
Miscellaneous	31,109

Total expenses	27,948,210

Net Investment Income	58,196,843

Net Realized and Unrealized Gain
Net realized gain on:
Investments	47,294,294
Affiliated investments	1,467,767
Capital gain distributions from Underlying Portfolios	194,759,954
Capital gain distributions from Affiliated Underlying Portfolios	13,543,044

Net realized gain	257,065,059

Net change in unrealized appreciation (depreciation) on:
Investments	51,011,337
Affiliated investments	(25,664,806)

Net change in unrealized appreciation	25,346,531

Net realized and unrealized gain	282,411,590

Net Increase in Net Assets From Operations	$340,608,433

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,196,843	$50,379,438
Net realized gain	257,065,059	408,118,568
Net change in unrealized appreciation (depreciation)	25,346,531	(481,837,007)

Increase (decrease) in net assets from operations	340,608,433	(23,339,001)

From Distributions to Shareholders
Net investment income
Class B	(153,900)	(115,237)
Class C	(73,536,216)	(66,732,953)
Net realized capital gains
Class B	(655,021)	(343,311)
Class C	(382,742,713)	(251,126,640)

Total distributions	(457,087,850)	(318,318,141)

Increase (decrease) in net assets from capital share transactions	200,979,185	(44,076,544)

Total increase (decrease) in net assets	84,499,768	(385,733,686)

Net Assets
Beginning of period	4,529,243,930	4,914,977,616

End of period	$4,613,743,698	$4,529,243,930

Undistributed net investment income
End of period	$71,366,014	$73,116,847

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	151,526	$1,464,305	178,058	$1,874,032
Reinvestments	86,981	808,921	43,755	458,548
Redemptions	(89,370)	(863,395)	(54,308)	(561,004)

Net increase	149,137	$1,409,831	167,505	$1,771,576

Class C
Sales	17,425,333	$169,725,991	12,047,135	$125,597,575
Reinvestments	49,380,836	456,278,929	30,504,759	317,859,593
Redemptions	(43,918,225)	(426,435,566)	(46,473,563)	(489,305,288)

Net increase (decrease)	22,887,944	$199,569,354	(3,921,669)	$(45,848,120)

Increase (decrease) derived from capital shares transactions		$200,979,185		$(44,076,544)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.07	$10.84	$11.50	$10.51	$9.52

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.16	0.20	0.16	0.18
Net realized and unrealized gain (loss) on investments	0.60	(0.17)	0.46	1.71	1.11

Total from investment operations	0.75	(0.01)	0.66	1.87	1.29

Less Distributions
Distributions from net investment income	(0.20)	(0.19)	(0.19)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.86)	(0.57)	(1.13)	(0.69)	(0.10)

Total distributions	(1.06)	(0.76)	(1.32)	(0.88)	(0.30)

Net Asset Value, End of Period	$9.76	$10.07	$10.84	$11.50	$10.51

Total Return (%) (b)	8.04	(0.33)	6.38	18.91	13.80

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (d)	1.55	1.49	1.81	1.52	1.78
Portfolio turnover rate (%)	8	9	7	33	14
Net assets, end of period (in millions)	$8.3	$7.1	$5.8	$4.5	$3.0

	Class C
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.99	$10.76	$11.42	$10.44	$9.45

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.11	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.61	(0.16)	0.47	1.69	1.13

Total from investment operations	0.73	(0.05)	0.62	1.82	1.26

Less Distributions
Distributions from net investment income	(0.17)	(0.15)	(0.15)	(0.15)	(0.17)
Distributions from net realized capital gains	(0.86)	(0.57)	(1.13)	(0.69)	(0.10)

Total distributions	(1.03)	(0.72)	(1.28)	(0.84)	(0.27)

Net Asset Value, End of Period	$9.69	$9.99	$10.76	$11.42	$10.44

Total Return (%) (b)	7.81	(0.71)	6.05	18.53	13.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.61	0.61	0.61	0.61	0.62
Ratio of net investment income to average net assets (%) (d)	1.28	1.05	1.36	1.17	1.30
Portfolio turnover rate (%)	8	9	7	33	14
Net assets, end of period (in millions)	$4,605.4	$4,522.1	$4,909.1	$4,894.3	$4,385.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$377,847,236	$0	$367,409,283

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$2,650,571	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the year ended December 31, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
American Funds Bond Fund (Class 1)	55,351,439	1,723,133	(3,298,377)	53,776,195
American Funds Global Bond Fund (Class 1)	12,227,125	175,951	(738,779)	11,664,297
American Funds High-Income Bond Fund (Class 1)	18,879,953	1,150,739	(1,637,414)	18,393,278
American Funds International Growth and Income Fund (Class 1)*	20,813,568	3,880,364	(8,057)	24,685,875
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	40,692,070	2,137,576	(2,093,741)	40,735,905

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2016. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
American Funds Bond Fund (Class 1)	$1,528,601	$2,022,525	$11,255,439	$580,782,906
American Funds Global Bond Fund (Class 1)	800,045	247,469	1,052,513	130,873,415
American Funds High-Income Bond Fund (Class 1)	(759,422)	—	11,251,676	187,243,572
American Funds International Growth and Income Fund (Class 1)	(3,751)	1,506,792	10,150,357	357,451,471
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	(97,706)	9,766,258	8,080,658	490,867,660

	$1,467,767	$13,543,044	$41,790,643	$1,747,219,024

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$73,690,116	$66,848,190	$383,397,734	$251,469,951	$457,087,850	$318,318,141

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$71,467,836	$240,995,423	$219,816,871	$—	$532,280,130

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-12

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Balanced Allocation Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Balanced Allocation Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-13

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-15

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-16

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MIST-17

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MIST-18

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board noted that the Portfolio outperformed its benchmark, the MIST Balanced AA Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the three-, and five-year periods ended October 31, 2016, and slightly underperformed its other benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-19

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-20

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-21

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-22

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 9.28% and 8.96%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 9.31%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve month period, the Portfolio marginally underperformed the Dow Jones Moderately Aggressive Index. Portfolio expenses, an underweight to equities in general, and underweights to small cap equities and mid cap equities specifically, weighed on performance. This was partially offset by an overweight to high yield bonds and strong security selection in the underlying domestic equity funds.

Contribution from the domestic equity portfolios to relative performance was negative, as strong stock selection in most of the underlying funds could not outweigh the negative impact from being underweight small cap and mid cap. One of the strongest performers was the American Funds IS Blue Chip Growth Fund, which outperformed its benchmark significantly as a result of a large overweight to Communication Services which was the second highest returning sector for the year, and strong stock selection within Basic Materials and Industrials. Another strong performer was the American Funds American Mutual Fund that benefitted from an overweight to, and strong selection within, the Industrials sector, as well as strong stock picking within Healthcare. Detracting from relative performance was the American Funds IS Growth Fund which suffered from poor stock selection within Healthcare and Consumer Defensive, as well as an underweight to Financials due to the Fund’s growth tilt. Contribution from non-domestic equity portfolios weighed down on relative performance as a result of generally poor

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

stock selection within the underlying funds. The worst relative performer of the group was the American Funds IS International Growth and Income Fund which primarily suffered from poor allocation decisions, as underweights to Basic Materials and Technology and overweights to Consumer Defensive and Utilities, all served as a headwind to performance. In addition, the American Funds IS Global Small Cap Fund detracted from relative performance as the fund significantly underperformed its benchmark. The poor performance was primarily a result of an almost 8% allocation to cash in a strong stock market, an overweight to Healthcare which was the poorest performing sector, and poor security selection within Healthcare, Consumer Defensive, and Industrials.

Contribution from fixed income was generally positive, primarily as a result of an overweight to high yield bonds which, as an asset class, had its best performance since 2009 as many commodity related high yield bonds rallied strongly as commodity prices stabilized. In addition, all fixed income managers delivered positive contributions from security selection with the exception of the AFIS U.S. Government/AAA-Rated Securities Fund. Finally, the overall fixed income allocation benefitted from an underweight to foreign bonds as the asset class was hit hard by a strengthening dollar and rising interest rates during the latter half of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	9.28	11.15	5.57
Class C	8.96	10.83	5.22
Dow Jones Moderately Aggressive Index	9.31	9.34	5.57

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Fundamental Investors Fund (Class R-6)	11.2
American Funds Growth Fund (Class 1)	11.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.3
American Funds American Mutual Fund (Class R-6)	10.2
American Funds Growth-Income Fund (Class 1)	10.2
American Funds International Growth and Income Fund (Class 1)	9.7
American Funds International Fund (Class 1)	7.7
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds Bond Fund (Class 1)	3.9

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.75%	$1,000.00	$1,056.10	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.37	$3.81

Class C(a)	Actual	1.05%	$1,000.00	$1,054.10	$5.42
	Hypothetical*	1.05%	$1,000.00	$1,019.86	$5.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,668,024	$347,990,629
American Funds American Mutual Fund (Class R-6)	7,949,551	292,861,456
American Funds Blue Chip Income and Growth Fund (Class 1)	21,774,232	294,605,355
American Funds Bond Fund (Class 1)	10,215,715	110,329,724
American Funds Fundamental Investors Fund (Class R-6)	5,891,717	320,804,013
American Funds Global Bond Fund (Class 1)	4,839,542	54,299,661
American Funds Global Small Capitalization Fund (Class 1)	6,911,955	139,897,976
American Funds Growth Fund (Class 1)	4,736,160	318,696,214
American Funds Growth-Income Fund (Class 1)	6,556,519	291,174,992
American Funds High-Income Bond Fund (Class 1)	8,409,633	85,610,069
American Funds International Fund (Class 1)	13,182,291	221,726,129
American Funds International Growth and Income Fund (Class 1) (a)	19,163,533	277,487,963
American Funds New World Fund (Class 1)	4,219,774	83,213,934

Investment Company Securities—(Continued)
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,281,122	27,487,519

Total Mutual Funds (Cost $2,645,896,361)		2,866,185,634

Total Investments—100.1% (Cost $2,645,896,361) (b)		2,866,185,634
Other assets and liabilities (net)—(0.1)%		(1,658,596)

Net Assets—100.0%		$2,864,527,038

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,668,210,234. The aggregate unrealized appreciation and depreciation of investments were $258,077,981 and $(60,102,581), respectively, resulting in net unrealized appreciation of $197,975,400 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,866,185,634	$—	$—	$2,866,185,634
Total Investments	$2,866,185,634	$—	$—	$2,866,185,634

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$2,588,697,671
Affiliated investments at value (b)	277,487,963
Receivable for:
Investments sold	1,736,817
Fund shares sold	27,404
Prepaid expenses	8,022

Total Assets	2,867,957,877
Liabilities
Payables for:
Fund shares redeemed	1,764,221
Accrued Expenses:
Management fees	153,265
Distribution and service fees	1,331,431
Deferred trustees’ fees	101,823
Other expenses	80,099

Total Liabilities	3,430,839

Net Assets	$2,864,527,038

Net Assets Consist of:
Paid in surplus	$2,432,898,349
Undistributed net investment income	37,825,053
Accumulated net realized gain	173,514,363
Unrealized appreciation on investments and affiliated investments	220,289,273

Net Assets	$2,864,527,038

Net Assets
Class B	$20,102,701
Class C	2,844,424,337
Capital Shares Outstanding*
Class B	2,176,877
Class C	310,698,429
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.23
Class C	9.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,339,313,062.
(b)	Identified cost of affiliated investments was $306,583,299.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Underlying Portfolios	$43,009,932
Dividends from Affiliated Underlying Portfolios	7,826,476

Total investment income	50,836,408
Expenses
Management fees	1,775,092
Administration fees	22,191
Custodian and accounting fees	27,464
Distribution and service fees—Class B	49,722
Distribution and service fees—Class C	15,291,623
Audit and tax services	31,147
Legal	36,132
Trustees’ fees and expenses	45,227
Shareholder reporting	37,741
Insurance	19,466
Miscellaneous	21,765

Total expenses	17,357,570

Net Investment Income	33,478,838

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	53,112,390
Affiliated investments	(18,076)
Capital gain distributions from Underlying Portfolios	156,157,303
Capital gain distributions from Affiliated Underlying Portfolios	1,151,466

Net realized gain	210,403,083

Net change in unrealized appreciation (depreciation) on:
Investments	2,190,080
Affiliated investments	(4,404,701)

Net change in unrealized depreciation	(2,214,621)

Net realized and unrealized gain	208,188,462

Net Increase in Net Assets From Operations	$241,667,300

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,478,838	$27,511,838
Net realized gain	210,403,083	305,421,990
Net change in unrealized depreciation	(2,214,621)	(351,558,683)

Increase (decrease) in net assets from operations	241,667,300	(18,624,855)

From Distributions to Shareholders
Net investment income
Class B	(332,459)	(310,345)
Class C	(36,279,985)	(38,815,051)
Net realized capital gains
Class B	(2,042,245)	(1,207,492)
Class C	(282,526,810)	(190,418,764)

Total distributions	(321,181,499)	(230,751,652)

Increase in net assets from capital share transactions	107,751,790	68,984,907

Total increase (decrease) in net assets	28,237,591	(180,391,600)

Net Assets
Beginning of period	2,836,289,447	3,016,681,047

End of period	$2,864,527,038	$2,836,289,447

Undistributed net investment income
End of period	$37,825,053	$36,119,759

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	217,916	$2,019,149	255,776	$2,597,652
Reinvestments	274,850	2,374,704	150,430	1,517,837
Redemptions	(336,603)	(3,078,518)	(63,960)	(638,346)

Net increase	156,163	$1,315,335	342,246	$3,477,143

Class C
Sales	12,361,553	$112,890,963	14,411,248	$143,405,873
Reinvestments	37,156,969	318,806,795	22,877,626	229,233,815
Redemptions	(35,619,883)	(325,261,303)	(30,416,083)	(307,131,924)

Net increase	13,898,639	$106,436,455	6,872,791	$65,507,764

Increase derived from capital shares transactions		$107,751,790		$68,984,907

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.57	$10.43	$11.76	$10.10	$8.80

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.68	(0.14)	0.47	2.27	1.30

Total from investment operations	0.81	(0.01)	0.65	2.43	1.45

Less Distributions
Distributions from net investment income	(0.16)	(0.17)	(0.16)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.99)	(0.68)	(1.82)	(0.62)	0.00

Total distributions	(1.15)	(0.85)	(1.98)	(0.77)	(0.15)

Net Asset Value, End of Period	$9.23	$9.57	$10.43	$11.76	$10.10

Total Return (%) (b)	9.28	(0.51)	6.72	25.44	16.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.33
Ratio of net investment income to average net assets (%) (d)	1.43	1.28	1.67	1.44	1.57
Portfolio turnover rate (%)	9	8	9	42	17
Net assets, end of period (in millions)	$20.1	$19.3	$17.5	$14.2	$9.7

	Class C
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.49	$10.34	$11.67	$10.02	$8.73

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.09	0.14	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.67	(0.12)	0.47	2.26	1.30

Total from investment operations	0.78	(0.03)	0.61	2.38	1.40

Less Distributions
Distributions from net investment income	(0.13)	(0.14)	(0.12)	(0.11)	(0.11)
Distributions from net realized capital gains	(0.99)	(0.68)	(1.82)	(0.62)	0.00

Total distributions	(1.12)	(0.82)	(1.94)	(0.73)	(0.11)

Net Asset Value, End of Period	$9.15	$9.49	$10.34	$11.67	$10.02

Total Return (%) (b)	8.96	(0.76)	6.39	25.11	16.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.63
Ratio of net investment income to average net assets (%) (d)	1.19	0.92	1.29	1.10	1.07
Portfolio turnover rate (%)	9	8	9	42	17
Net assets, end of period (in millions)	$2,844.4	$2,816.9	$2,999.2	$2,951.2	$2,435.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$252,884,443	$0	$275,507,112

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$1,775,092	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the year ended December 31, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
American Funds International Growth and Income Fund (Class 1)*	16,764,434	2,432,312	(33,213)	19,163,533

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2016. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
American Funds International Growth and Income Fund (Class 1)	$(18,076)	$1,151,466	$7,826,476	$277,487,963

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$36,612,444	$39,125,396	$284,569,055	$191,626,256	$321,181,499	$230,751,652

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$37,926,875	$195,828,238	$197,975,398	$—	$431,730,511

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Allocation Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Allocation Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-13

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-15

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-16

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MIST-17

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MIST-18

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board noted that the Portfolio outperformed its benchmark, the MIST Growth AA Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees at common asset level were the lowest in the Expense Group.

MIST-19

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-20

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-21

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-22

Met Investors Series Trust

American Funds Growth Portfolio

For the year ended December 31, 2016, the American Funds Growth Portfolio had a return of 9.10% for Class C versus 11.96% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	9.10	13.88	6.46
S&P 500 Index	11.96	14.66	6.95

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-2

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class C(a)	Actual	0.92%	$1,000.00	$1,082.70	$4.82
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2016

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $982,827,840)	16,421,533	$1,105,004,963

Total Investments—100.1% (Cost $982,827,840) (b)		1,105,004,963
Other assets and liabilities (net)—(0.1)%		(694,046)

Net Assets—100.0%		$1,104,310,917

(a)	Affiliated Issuer (see Note 6 of the Notes to Financial Statements for a summary of transactions in the Master Fund.)
(b)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $986,871,646. The aggregate and net unrealized appreciation of investments was $118,133,317 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,105,004,963	$—	$—	$1,105,004,963
Total Investments	$1,105,004,963	$—	$—	$1,105,004,963

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Affiliated Investments at value (a)	$1,105,004,963
Receivable for:
Affiliated investments sold	284,361
Fund shares sold	79,413
Prepaid expenses	3,078

Total Assets	1,105,371,815
Liabilities
Payables for:
Fund shares redeemed	363,773
Accrued Expenses:
Distribution and service fees	518,994
Deferred trustees’ fees	101,823
Other expenses	76,308

Total Liabilities	1,060,898

Net Assets	$1,104,310,917

Net Assets Consist of:
Paid in surplus	$856,345,752
Undistributed net investment income	4,565,238
Accumulated net realized gain	121,222,804
Unrealized appreciation on affiliated investments	122,177,123

Net Assets	$1,104,310,917

Net Assets
Class C	$1,104,310,917
Capital Shares Outstanding*
Class C	112,412,762
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $982,827,840.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Master Fund	$10,900,968

Total investment income	10,900,968
Expenses
Administration fees	22,191
Custodian and accounting fees	27,760
Distribution and service fees—Class C	5,862,198
Audit and tax services	31,147
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	35,786
Insurance	7,296
Miscellaneous	12,129

Total expenses	6,079,867

Net Investment Income	4,821,101

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	30,201,110
Capital gain distributions from Master Fund	95,461,247

Net realized gain	125,662,357

Net change in unrealized depreciation on investments	(35,003,818)

Net realized and unrealized gain	90,658,539

Net Increase in Net Assets From Operations	$95,479,640

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,821,101	$3,090,973
Net realized gain	125,662,357	270,202,876
Net change in unrealized depreciation	(35,003,818)	(202,567,479)

Increase in net assets from operations	95,479,640	70,726,370

From Distributions to Shareholders
Net investment income
Class C	(3,154,033)	(9,642,504)
Net realized capital gains
Class C	(270,107,883)	(98,772,782)

Total distributions	(273,261,916)	(108,415,286)

Increase in net assets from capital share transactions	193,975,921	17,286,432

Total increase (decrease) in net assets	16,193,645	(20,402,484)

Net Assets
Beginning of period	1,088,117,272	1,108,519,756

End of period	$1,104,310,917	$1,088,117,272

Undistributed net investment income
End of period	$4,565,238	$2,898,170

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class C
Sales	6,356,813	$65,931,389	5,716,033	$70,621,230
Reinvestments	30,261,563	273,261,916	8,908,405	108,415,286
Redemptions	(14,060,143)	(145,217,384)	(12,907,839)	(161,750,084)

Net increase	22,558,233	$193,975,921	1,716,599	$17,286,432

Increase derived from capital shares transactions		$193,975,921		$17,286,432

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.11	$12.58	$12.46	$10.18	$8.70

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.03	0.11	0.07	0.04
Net realized and unrealized gain on investments	0.78	0.80	0.82	2.82	1.47

Total from investment operations	0.83	0.83	0.93	2.89	1.51

Less Distributions
Distributions from net investment income	(0.04)	(0.12)	(0.07)	(0.05)	(0.03)
Distributions from net realized capital gains	(3.08)	(1.18)	(0.74)	(0.56)	(0.00	)(b)

Total distributions	(3.12)	(1.30)	(0.81)	(0.61)	(0.03)

Net Asset Value, End of Period	$9.82	$12.11	$12.58	$12.46	$10.18

Total Return (%) (c)	9.10	6.49	8.18	29.78	17.41

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	0.45	0.28	0.89	0.60	0.46
Portfolio turnover rate (%)	10	10	9	4	3
Net assets, end of period (in millions)	$1,104.3	$1,088.1	$1,108.5	$1,086.4	$927.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolio owned approximately 5.10% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2016.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$129,615,492	$0	$108,593,772

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2016 is as follows:

Master Fund	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
American Funds Growth Fund (Class 1)	16,006,850	2,065,165	(1,650,482)	16,421,533

Master Fund	Net Realized Gain/(Loss) on sales of Master Fund	Capital Gain Distributions from Master Fund	Dividend Income from Master Fund	Ending Value as of December 31, 2016
American Funds Growth Fund (Class 1)	$30,201,110	$95,461,247	$10,900,968	$1,105,004,963

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$3,154,033	$9,642,504	$270,107,883	$98,772,782	$273,261,916	$108,415,286

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,667,060	$125,266,611	$118,133,316	$—	$248,066,987

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-10

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-11

Met Investors Series Trust

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-12

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-13

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-15

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”). The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Agreement was not affected by the Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors.

MIST-16

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-17

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-18

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-19

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 7.25% and 7.01%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve month period, the Portfolio underperformed the Dow Jones Moderate Index. Portfolio expenses, an underweight to equities in general, and underweights to small cap equities and mid cap equities specifically, weighed on performance. This was partially offset by an overweight to high yield bonds and strong security selection in the underlying domestic equity funds.

Contribution from the domestic equity portfolios to relative performance was negative, as strong stock selection in most of the underlying funds could not outweigh the negative impact from being underweight small cap and mid cap. One of the strongest performers was the American Funds IS Blue Chip Growth Fund, which outperformed its benchmark significantly as a result of a large overweight to Communication Services which was the second highest returning sector for the year, and strong stock selection within Basic Materials and Industrials. Another strong performer was the American Funds American Mutual Fund that benefitted from an overweight to, and strong selection within, the Industrials sector, as well as strong stock picking within Healthcare. Detracting from relative performance was the American Funds IS Growth Fund which suffered from poor stock selection within Healthcare and Consumer Defensive, as well as an underweight to Financials due to the Fund’s growth tilt. Contribution from non-domestic equity portfolios weighed down on relative performance as a result of generally poor stock selection within the underlying funds. The worst relative

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

performer of the group was the American Funds IS International Growth and Income Fund which primarily suffered from poor allocation decisions, as underweights to Basic Materials and Technology and overweights to Consumer Defensive and Utilities, all served as a headwind to performance.

Contribution from fixed income was generally positive, primarily as a result of an overweight to high yield bonds which, as an asset class, had its best performance since 2009, as many commodity related high yield bonds rallied strongly as commodity prices stabilized. In addition, all fixed income managers delivered positive contributions from security selection with the exception of the American Funds IS U.S. Government/AAA-Rated Securities Fund. Finally, the overall fixed income allocation benefitted from an underweight to foreign bonds as the asset class was hit hard by a strengthening dollar and rising interest rates during the latter half of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	7.25	7.56	5.05
Class C	7.01	7.24	4.74
Dow Jones Moderate Index	7.67	7.37	5.10

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	19.6
American Funds Bond Fund (Class 1)	18.6
American Funds American Mutual Fund (Class R-6)	9.3
American Funds Blue Chip Income and Growth Fund (Class 1)	8.2
American Funds Growth-Income Fund (Class 1)	8.2
American Funds International Growth and Income Fund (Class 1)	5.9
American Funds Fundamental Investors Fund (Class R-6)	5.1
American Funds High-Income Bond Fund (Class 1)	5.1
American Funds Growth Fund (Class 1)	5.1
American Funds AMCAP Fund (Class R-6)	5.1

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.72%	$1,000.00	$1,025.30	$3.67
	Hypothetical*	0.72%	$1,000.00	$1,021.52	$3.66

Class C(a)	Actual	1.02%	$1,000.00	$1,024.30	$5.19
	Hypothetical*	1.02%	$1,000.00	$1,020.01	$5.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,351,257	$146,999,040
American Funds American Mutual Fund (Class R-6)	7,260,428	267,474,153
American Funds Blue Chip Income and Growth Fund (Class 1)	17,575,977	237,802,963
American Funds Bond Fund (Class 1)	49,781,021	537,635,022
American Funds Fundamental Investors Fund (Class R-6)	2,715,132	147,838,939
American Funds Global Bond Fund (Class 1)	7,374,907	82,746,454
American Funds Global Small Capitalization Fund (Class 1)	1,435,680	29,058,158
American Funds Growth Fund (Class 1)	2,184,830	147,017,210
American Funds Growth-Income Fund (Class 1)	5,313,342	235,965,496
American Funds High-Income Bond Fund (Class 1) (a)	14,491,772	147,526,239
American Funds International Fund (Class 1)	8,426,158	141,727,975
American Funds International Growth and Income Fund (Class 1) (a)	11,833,577	171,350,192

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,422,661	28,054,878
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	46,974,381	566,041,289

Total Mutual Funds (Cost $2,790,131,221)		2,887,238,008

Total Investments—100.1% (Cost $2,790,131,221) (b)		2,887,238,008
Other assets and liabilities (net)—(0.1)%		(1,677,567)

Net Assets—100.0%		$2,885,560,441

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,791,678,789. The aggregate unrealized appreciation and depreciation of investments were $162,502,121 and $(66,942,902), respectively, resulting in net unrealized appreciation of $95,559,219 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,887,238,008	$—	$—	$2,887,238,008
Total Investments	$2,887,238,008	$—	$—	$2,887,238,008

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$2,002,320,288
Affiliated investments at value (b)	884,917,720
Receivable for:
Investments sold	450,676
Affiliated investments sold	46,605
Fund shares sold	45,439
Prepaid expenses	8,236

Total Assets	2,887,788,964
Liabilities
Payables for:
Investments purchased	229
Fund shares redeemed	542,491
Accrued Expenses:
Management fees	154,216
Distribution and service fees	1,344,429
Deferred trustees’ fees	101,823
Other expenses	85,335

Total Liabilities	2,228,523

Net Assets	$2,885,560,441

Net Assets Consist of:
Paid in surplus	$2,611,500,102
Undistributed net investment income	51,677,156
Accumulated net realized gain	125,276,396
Unrealized appreciation on investments and affiliated investments	97,106,787

Net Assets	$2,885,560,441

Net Assets
Class B	$10,094,197
Class C	2,875,466,244
Capital Shares Outstanding*
Class B	1,036,917
Class C	297,087,525
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.73
Class C	9.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,855,894,807.
(b)	Identified cost of affiliated investments was $934,236,414.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Underlying Portfolios	$34,564,619
Dividends from Affiliated Underlying Portfolios	23,089,869

Total investment income	57,654,488
Expenses
Management fees	1,814,346
Administration fees	22,191
Custodian and accounting fees	27,464
Distribution and service fees—Class B	24,433
Distribution and service fees—Class C	15,779,055
Audit and tax services	31,147
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	44,562
Insurance	19,757
Miscellaneous	22,113

Total expenses	17,866,428

Net Investment Income	39,788,060

Net Realized and Unrealized Gain
Net realized gain on:
Investments	34,331,182
Affiliated investments	133,351
Capital gain distributions from Underlying Portfolios	93,567,987
Capital gain distributions from Affiliated Underlying Portfolios	12,040,170

Net realized gain	140,072,690

Net change in unrealized appreciation (depreciation) on:
Investments	16,349,971
Affiliated investments	(870,825)

Net change in unrealized appreciation	15,479,146

Net realized and unrealized gain	155,551,836

Net Increase in Net Assets From Operations	$195,339,896

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$39,788,060	$36,971,203
Net realized gain	140,072,690	205,610,322
Net change in unrealized appreciation (depreciation)	15,479,146	(260,989,154)

Increase (decrease) in net assets from operations	195,339,896	(18,407,629)

From Distributions to Shareholders
Net investment income
Class B	(223,202)	(160,213)
Class C	(54,813,837)	(44,857,701)
Net realized capital gains
Class B	(639,523)	(380,096)
Class C	(186,197,519)	(132,017,918)

Total distributions	(241,874,081)	(177,415,928)

Increase (decrease) in net assets from capital share transactions	73,296,809	(72,357,008)

Total increase (decrease) in net assets	26,762,624	(268,180,565)

Net Assets
Beginning of period	2,858,797,817	3,126,978,382

End of period	$2,885,560,441	$2,858,797,817

Undistributed net investment income
End of period	$51,677,156	$54,581,314

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	110,347	$1,082,749	146,620	$1,520,382
Reinvestments	91,779	862,725	52,816	540,309
Redemptions	(88,011)	(848,002)	(87,682)	(924,351)

Net increase	114,115	$1,097,472	111,754	$1,136,340

Class C
Sales	10,589,062	$103,780,427	6,759,382	$69,291,501
Reinvestments	25,749,076	241,011,356	17,357,764	176,875,619
Redemptions	(28,046,841)	(272,592,446)	(30,914,530)	(319,660,468)

Net increase (decrease)	8,291,297	$72,199,337	(6,797,384)	$(73,493,348)

Increase (decrease) derived from capital shares transactions		$73,296,809		$(72,357,008)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.93	$10.61	$11.14	$10.58	$9.87

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.17	0.21	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.52	(0.18)	0.44	1.21	0.90

Total from investment operations	0.69	(0.01)	0.65	1.38	1.10

Less Distributions
Distributions from net investment income	(0.23)	(0.20)	(0.20)	(0.22)	(0.25)
Distributions from net realized capital gains	(0.66)	(0.47)	(0.98)	(0.60)	(0.14)

Total distributions	(0.89)	(0.67)	(1.18)	(0.82)	(0.39)

Net Asset Value, End of Period	$9.73	$9.93	$10.61	$11.14	$10.58

Total Return (%) (b)	7.25	(0.36)	6.44	13.75	11.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.78	1.62	1.97	1.56	1.93
Portfolio turnover rate (%)	8	8	5	27	12
Net assets, end of period (in millions)	$10.1	$9.2	$8.6	$6.2	$4.4

	Class C
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.87	$10.55	$11.08	$10.51	$9.81

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	0.15	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.53	(0.18)	0.47	1.22	0.91

Total from investment operations	0.66	(0.05)	0.62	1.35	1.05

Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.17)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.66)	(0.47)	(0.98)	(0.60)	(0.14)

Total distributions	(0.85)	(0.63)	(1.15)	(0.78)	(0.35)

Net Asset Value, End of Period	$9.68	$9.87	$10.55	$11.08	$10.51

Total Return (%) (b)	7.01	(0.73)	6.09	13.52	10.84

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.38	1.22	1.42	1.20	1.36
Portfolio turnover rate (%)	8	8	5	27	12
Net assets, end of period (in millions)	$2,875.5	$2,849.6	$3,118.4	$3,156.1	$3,027.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-9

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$218,840,992	$0	$242,002,908

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$1,814,346	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the year ended December 31, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
American Funds High-Income Bond Fund (Class 1)	15,041,351	900,268	(1,449,847)	14,491,772
American Funds International Growth and Income Fund (Class 1)	9,333,610	2,665,382	(165,415)	11,833,577
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	46,896,443	2,325,216	(2,247,278)	46,974,381

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
American Funds High-Income Bond Fund (Class 1)	$(238,094)	$—	$8,890,899	$147,526,239
American Funds International Growth and Income Fund (Class 1)	3,807	733,438	4,873,232	171,350,192
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	367,638	11,306,732	9,325,738	566,041,289

	$133,351	$12,040,170	$23,089,869	$884,917,720

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$55,037,039	$45,017,914	$186,837,042	$132,398,014	$241,874,081	$177,415,928

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$51,778,978	$126,823,963	$95,559,220	$—	$274,162,161

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-12

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Moderate Allocation Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Moderate Allocation Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-13

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-15

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-16

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MIST-17

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MIST-18

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year period ended June 30, 2016. The Board noted that the Portfolio outperformed its benchmark, the MIST Moderate AA Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-19

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-20

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-21

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-22

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the AQR Global Risk Balanced Portfolio returned 8.96%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

Often times, major political events come and go without leaving much of a mark on financial markets. 2016 was a dramatic exception as political events and policymakers triggered significant price moves across global markets. The most memorable event of the first half of the year was undoubtedly the U.K. referendum on whether to leave the European Union (“E.U.”) dubbed “Brexit”, a vote whose outcome surprised many and roiled global markets in the final days of June. The British pound depreciated sharply, equity prices plunged, and perceived safe havens rallied as investors processed the implications for the U.K. economy, the future integrity of the E.U., and the outlook for global growth. After the initial selloff, equity markets were able to recoup most of their losses, as central bankers in the U.K., the U.S., and the Eurozone signaled that post-referendum risks to growth might call for more accommodative monetary policy.

Similar to Brexit, the aftermath of the U.S. presidential election result featured large moves across asset classes. Developed sovereign bonds, which had already been under pressure in October due to stronger than expected economic data in the U.S. and Europe, suffered a large selloff. In contrast, developed stocks fared quite well and broadly reversed pre-election losses. High profile U.S. indexes such as the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite, all rose to new record highs late in the year. The U.S. dollar gained value against other currencies, and emerging market equities mostly underperformed relative to those of developed markets.

While the rise in developed market equity prices and bond yields suggested increased investor optimism after the election, markets in the emerging world struggled. Most emerging market currencies lost value relative to the dollar late in the year, and the Mexican peso in particular suffered following the election. Emerging market equities were broadly flat during the fourth quarter in local currency terms, significantly lagging the gains in their developed market counterparts. While this may in part stem from a more hawkish turn in U.S. monetary policy, emerging markets may also have priced in the possibility of greater restrictions on international trade, a theme highlighted during the U.S. elections. Trade barriers could be deleterious to a number of major emerging markets, particularly Mexico and the economies of East Asia, which feature large manufacturing sectors geared towards U.S. demand.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk in three primary areas: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures to target 10% annualized volatility. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three risk categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 8.96% for the 12-month period ending December 31, 2016, outperforming the Dow Jones Moderate Index by 1.29%. Positive contributions from all three risk sources drove Portfolio outperformance over the year.

Inflation-sensitive assets contributed 4.4% towards Portfolio return over the period, with gains coming from both inflation-linked bonds (2.3%) and commodities (2.1%), as commodities rallied on expectations of decreased production and increased demand. Equity risk contributed 3.2% to the Portfolio as developed markets rallied in the second half of the year. Nominal bonds contributed 2.3% during the period as all G6 bond markets experienced positive returns despite modestly higher yields in the U.S. and Canada.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2016 with a total market exposure of 193%. At the beginning of the year, the Portfolio was targeting 9.1% volatility, slightly below its long-term average, due to the Portfolio’s systematic risk management process that seeks to reduce risk when faced with large losses and declining risk tolerance. As of December 31st, the Portfolio had returned to its long-term risk target of 10% volatility and exposures were 44% equities, 124% nominal bonds, 37% inflation-linked bonds, and 29% commodities, for a total Portfolio exposure of 233%.

The Portfolio uses futures and swaps on futures to gain most of its market exposures. Futures are used to gain exposure to equities, nominal interest rates, and commodities. Swaps on futures are used when holding limit, local regulation, or asset coverage rules restrict

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	8.96	1.82	2.20
Dow Jones Moderate Index	7.67	7.37	5.43

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Exposures by Asset Class*
% of Net Assets
Global Developed Bonds	123.8
Global Inflation-Linked Bonds	36.5
Global Developed Equities	35.1
Commodities	28.5
Global Emerging Equities	4.9
U.S. Mid Cap Equities	2.4
U.S. Small Cap Equities	1.9

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.88%	$1,000.00	$990.20	$4.40
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—21.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—21.3%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/20 (a)	212,197,620	$214,402,354
0.125%, 04/15/21 (a)	245,995,056	247,402,886
0.125%, 07/15/26 (a)	137,124,952	132,599,965
0.375%, 07/15/25 (a)	94,009,117	93,498,459
0.625%, 01/15/26 (a)	123,875,403	124,963,153

Total U.S. Treasury & Government Agencies (Cost $803,619,315)		812,866,817

Foreign Government—18.6%

Sovereign—18.6%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	38,123,292	43,976,285
0.100%, 04/15/26 (EUR) (a)	84,653,135	99,885,358
1.750%, 04/15/20 (EUR) (a)	71,744,757	83,816,066
France Government Bond OAT 0.100%, 07/25/21 (EUR) (a)	21,184,658	23,905,642
0.100%, 03/01/25 (EUR) (a)	49,846,512	56,727,080
0.250%, 07/25/24 (EUR) (a)	53,445,893	61,718,171
1.100%, 07/25/22 (EUR) (a)	25,426,125	30,360,140
2.250%, 07/25/20 (EUR) (a)	65,059,620	78,025,276
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP) (a)	88,151,838	127,776,465
0.125%, 03/22/26 (GBP) (a)	67,882,142	101,033,022

Total Foreign Government (Cost $740,284,528)		707,223,505

Short-Term Investments—54.3%

Mutual Funds—37.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.390% #(b)	369,046,159	369,046,159
Dreyfus Treasury Cash Management Fund, Institutional Class, 0.630% #(b)	348,787,926	348,787,926
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.700% #(b) (c)	13,398,439	13,398,439
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.414% (b) (c)	310,864,156	310,864,156
UBS Select Treasury Preferred Fund, Institutional Class, 0.410% #(b)	386,714,912	386,714,912

		1,428,811,592

U.S. Treasury—16.8%
U.S. Treasury Bills 0.340%, 01/05/17 (d)	5,282,000	5,281,894
0.394%, 02/02/17 (d)	210,884,000	210,809,769

U.S. Treasury—16.8%
U.S. Treasury Bills
0.420%, 03/30/17 #(d)	2,999,000	2,995,425
0.430%, 01/19/17 #(d) (e)	3,913,000	3,912,280
0.445%, 02/16/17 (d)	1,226,000	1,225,340
0.450%, 02/23/17 (d)	13,102,000	13,093,261
0.480%, 03/02/17 (d)	299,417,000	299,183,455
0.488%, 04/06/17 #(d)	11,026,000	11,010,994
0.495%, 04/13/17 #(d) (e)	4,719,000	4,711,907
0.500%, 03/23/17 #(d)	706,000	705,226
0.605%, 05/25/17 #(d) (e)	4,067,000	4,057,255
0.609%, 06/01/17 #(d) (e)	63,375,000	63,211,366
0.645%, 06/15/17 #(d) (e)	17,641,000	17,592,470

		637,790,642

Total Short-Term Investments (Cost $2,066,596,951)		2,066,602,234

Total Investments—94.2% (Cost $3,610,500,794) (f)		3,586,692,556
Other assets and liabilities (net)—5.8%		222,275,881

Net Assets—100.0%		$3,808,968,437

*	Principal amount stated in U.S. dollars unless otherwise noted.
#	All or a portion represents positions held in the respective subsidiary (See Note 2).
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2016.
(c)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2016, the market value of securities pledged was $22,488,440.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $8,522,032.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $3,637,017,895. The aggregate unrealized appreciation and depreciation of investments were $66,228,735 and $(116,554,074), respectively, resulting in net unrealized depreciation of $(50,325,339) for federal income tax purposes.
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	32,606	Citibank N.A.	03/15/17	$32,404	$(244)
CHF	33,099	Citibank N.A.	03/15/17	32,746	(100)
CHF	54,343	Citibank N.A.	03/15/17	53,903	(302)
CHF	94,728	Citibank N.A.	03/15/17	93,780	(346)
CHF	94,728	Citibank N.A.	03/15/17	93,744	(310)
CHF	97,207	Citibank N.A.	03/15/17	96,187	(308)
CHF	113,673	Citibank N.A.	03/15/17	113,143	(1,023)
CHF	119,865	Citibank N.A.	03/15/17	119,303	(1,076)
CHF	120,751	Citibank N.A.	03/15/17	120,362	(1,260)
CHF	281,000	Citibank N.A.	03/15/17	279,099	(1,937)
CHF	725,000	Citibank N.A.	03/15/17	717,031	(1,936)
HKD	10,883,194	Citibank N.A.	03/15/17	1,404,896	(1,037)
HKD	16,279,429	Citibank N.A.	03/15/17	2,100,173	(235)
HKD	17,154,377	Citibank N.A.	03/15/17	2,213,705	(904)

Contracts to Deliver
CAD	273,795	Citibank N.A.	03/15/17	204,168	73
CAD	181,899	Citibank N.A.	03/15/17	137,031	1,438
CAD	170,774	Citibank N.A.	03/15/17	129,072	1,772
CAD	169,308	Citibank N.A.	03/15/17	127,494	1,287
CAD	131,000	Citibank N.A.	03/15/17	97,788	137
CAD	127,684	Citibank N.A.	03/15/17	95,925	746
CAD	114,540	Citibank N.A.	03/15/17	86,262	880
CHF	11,000	Citibank N.A.	03/15/17	10,947	97
CHF	3,000	Citibank N.A.	03/15/17	2,987	28
EUR	70,833,310	Citibank N.A.	03/15/17	75,576,914	754,488
EUR	70,414,206	Citibank N.A.	03/15/17	75,883,181	1,503,461
EUR	65,597,032	Citibank N.A.	03/15/17	70,938,988	1,647,731
EUR	57,410,479	Citibank N.A.	03/15/17	61,623,141	979,479
EUR	46,942,804	Citibank N.A.	03/15/17	49,988,031	401,551
EUR	46,942,804	Citibank N.A.	03/15/17	50,001,058	414,578
EUR	42,133,193	Citibank N.A.	03/15/17	44,983,756	477,750
EUR	25,488,301	Citibank N.A.	03/15/17	27,098,601	174,877
EUR	18,777,122	Citibank N.A.	03/15/17	20,025,913	191,321
EUR	2,609,000	Citibank N.A.	03/15/17	2,792,673	36,742
EUR	180,000	Citibank N.A.	03/15/17	188,038	(2,099)
GBP	97,277,020	Citibank N.A.	03/15/17	121,679,477	1,587,848
GBP	80,504,516	Citibank N.A.	03/15/17	101,579,412	2,193,982
GBP	4,890,292	Citibank N.A.	03/15/17	6,117,472	80,248
GBP	4,744,000	Citibank N.A.	03/15/17	5,926,557	69,936
GBP	43,000	Citibank N.A.	03/15/17	53,441	356
HKD	13,604,000	Citibank N.A.	03/15/17	1,753,233	(1,593)
HKD	6,628,000	Citibank N.A.	03/15/17	854,321	(647)
HKD	4,196,000	Citibank N.A.	03/15/17	541,511	255
HKD	3,055,000	Citibank N.A.	03/15/17	393,828	(247)
HKD	1,947,000	Citibank N.A.	03/15/17	251,169	18
HKD	1,434,000	Citibank N.A.	03/15/17	185,029	53
HKD	107,000	Citibank N.A.	03/15/17	13,805	2
JPY	147,208,000	Citibank N.A.	03/15/17	1,282,897	19,034
JPY	24,961,566	Citibank N.A.	03/15/17	219,616	5,307
JPY	23,725,917	Citibank N.A.	03/15/17	207,031	3,331
JPY	19,818,296	Citibank N.A.	03/15/17	177,011	6,860
JPY	19,299,538	Citibank N.A.	03/15/17	170,358	4,660
JPY	12,219,087	Citibank N.A.	03/15/17	107,929	3,021
JPY	11,977,391	Citibank N.A.	03/15/17	104,287	1,454
JPY	11,903,296	Citibank N.A.	03/15/17	104,451	2,255

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	9,766,909	Citibank N.A.	03/15/17	$85,701	$1,847
JPY	4,551,000	Citibank N.A.	03/15/17	39,012	(61)

Net Unrealized Appreciation					$10,553,238

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures #	02/01/17	22	USD	952,125	$(21,651)
Aluminum Futures #	02/03/17	3	USD	129,795	(2,932)
Aluminum Futures #	02/16/17	42	USD	1,797,335	(22,835)
Aluminum Futures #	02/22/17	35	USD	1,522,148	(42,742)
Aluminum Futures #	02/28/17	37	USD	1,593,866	(28,812)
Aluminum Futures #	03/01/17	48	USD	2,067,268	(36,688)
Aluminum Futures #	03/02/17	56	USD	2,391,337	(22,047)
Aluminum Futures #	03/13/17	1,197	USD	51,672,220	(1,016,676)
Aluminum Futures #	03/22/17	12	USD	516,929	(9,116)
Aluminum Futures #	03/30/17	15	USD	636,320	(1,445)
Amsterdam Index Futures	01/20/17	82	EUR	7,760,202	171,201
Australian 10 Year Treasury Bond Futures	03/15/17	1,210	AUD	153,707,452	621,356
CAC 40 Index Futures	01/20/17	498	EUR	23,790,683	449,542
Canada Government Bond 10 Year Futures	03/22/17	1,310	CAD	182,089,663	(1,434,003)
Copper Futures #	03/29/17	1,236	USD	77,522,402	(102,452)
Cotton No. 2 Futures #	03/09/17	239	USD	8,321,968	120,707
DAX Index Futures	03/17/17	77	EUR	21,665,068	426,384
Euro Stoxx 50 Index Futures	03/17/17	2,032	EUR	65,298,442	1,358,128
Euro-Bund Futures	03/08/17	5,875	EUR	955,229,643	9,633,443
FTSE 100 Index Futures	03/17/17	1,044	GBP	71,866,758	2,138,511
FTSE JSE Top 40 Index Futures	03/16/17	553	ZAR	247,389,413	(173,094)
FTSE MIB Index Futures	03/17/17	51	EUR	4,759,048	145,505
H-Shares Index Futures	01/26/17	175	HKD	80,568,169	203,344
Hang Seng Index Futures	01/26/17	44	HKD	47,454,782	111,112
IBEX 35 Index Futures	01/20/17	80	EUR	7,373,356	81,437
Japanese Government 10 Year Bond Futures	03/13/17	335	JPY	50,342,212,773	(101,072)
KOSPI 200 Index Futures	03/09/17	271	KRW	34,195,909,960	861,786
Lean Hogs Futures #	02/14/17	586	USD	12,688,544	2,817,016
Live Cattle Futures #	02/28/17	173	USD	7,498,542	532,118
MSCI Taiwan Index Futures	01/23/17	291	USD	9,929,296	75,284
Nickel Futures #	02/01/17	11	USD	691,154	(32,210)
Nickel Futures #	02/03/17	3	USD	187,940	(8,205)
Nickel Futures #	02/16/17	11	USD	745,827	(86,247)
Nickel Futures #	02/28/17	14	USD	954,820	(114,706)
Nickel Futures #	03/01/17	23	USD	1,552,556	(172,280)
Nickel Futures #	03/02/17	44	USD	2,935,788	(295,091)
Nickel Futures #	03/13/17	468	USD	32,114,834	(4,003,946)
Nickel Futures #	03/22/17	11	USD	705,091	(44,088)
Nickel Futures #	03/30/17	12	USD	725,711	(4,271)
Russell 2000 Mini Index Futures	03/17/17	1,068	USD	73,719,964	(1,261,504)
S&P 500 E-Mini Index Futures	03/17/17	7,453	USD	838,707,012	(5,387,082)
S&P Midcap 400 E-Mini Index Futures	03/17/17	550	USD	92,709,299	(1,458,799)
S&P TSX 60 Index Futures	03/16/17	294	CAD	52,758,335	(15,354)
SGX CNX Nifty Index Futures	01/25/17	1,277	USD	20,467,232	435,980
SPI 200 Index Futures	03/16/17	363	AUD	50,113,990	712,510
Soybean Futures #	03/14/17	96	USD	4,888,854	(69,654)
Soybean Meal Futures #	03/14/17	135	USD	4,306,959	(32,859)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Soybean Oil Futures #	03/14/17	116	USD	2,498,253	$(85,917)
Sugar No. 11 Futures #	02/28/17	1,855	USD	42,827,181	(2,293,205)
TOPIX Index Futures	03/09/17	932	JPY	13,778,507,489	3,159,380
U.S. Treasury Note 10 Year Futures	03/22/17	10,975	USD	1,370,433,790	(6,447,071)
United Kingdom Long Gilt Bond Futures	03/29/17	1,004	GBP	123,797,877	3,124,679
Wheat Futures #	03/14/17	1,012	USD	21,493,787	(848,987)
Zinc Futures #	02/01/17	25	USD	1,534,535	69,009
Zinc Futures #	02/16/17	26	USD	1,672,189	(2,826)
Zinc Futures #	02/28/17	11	USD	787,632	(80,877)
Zinc Futures #	03/01/17	35	USD	2,383,586	(134,503)
Zinc Futures #	03/02/17	40	USD	2,682,098	(111,368)
Zinc Futures #	03/13/17	643	USD	44,207,938	(2,830,888)
Zinc Futures #	03/22/17	9	USD	582,587	(3,228)
Zinc Futures #	03/30/17	13	USD	836,771	429

Futures Contracts—Short
Aluminum Futures #	02/01/17	(22)	USD	(954,232)	23,758
Aluminum Futures #	02/03/17	(3)	USD	(129,448)	2,585
Aluminum Futures #	02/16/17	(42)	USD	(1,794,022)	19,522
Aluminum Futures #	02/22/17	(35)	USD	(1,525,161)	45,754
Aluminum Futures #	02/28/17	(37)	USD	(1,591,886)	26,832
Aluminum Futures #	03/01/17	(48)	USD	(2,066,111)	35,531
Aluminum Futures #	03/02/17	(56)	USD	(2,398,412)	29,122
Aluminum Futures #	03/13/17	(142)	USD	(6,094,438)	85,176
Aluminum Futures #	03/22/17	(12)	USD	(517,471)	9,658
Aluminum Futures #	03/30/17	(15)	USD	(632,495)	(2,381)
Nickel Futures #	02/01/17	(11)	USD	(690,988)	32,044
Nickel Futures #	02/03/17	(3)	USD	(187,623)	7,888
Nickel Futures #	02/16/17	(11)	USD	(742,958)	83,378
Nickel Futures #	02/28/17	(14)	USD	(947,200)	107,085
Nickel Futures #	03/01/17	(23)	USD	(1,548,233)	167,957
Nickel Futures #	03/02/17	(44)	USD	(2,978,524)	337,827
Nickel Futures #	03/13/17	(81)	USD	(5,445,297)	579,951
Nickel Futures #	03/22/17	(11)	USD	(705,084)	44,081
Nickel Futures #	03/30/17	(12)	USD	(728,107)	6,667
Zinc Futures #	02/01/17	(25)	USD	(1,531,176)	(72,368)
Zinc Futures #	02/16/17	(26)	USD	(1,664,336)	(5,026)
Zinc Futures #	02/28/17	(11)	USD	(774,035)	67,280
Zinc Futures #	03/01/17	(35)	USD	(2,399,329)	150,246
Zinc Futures #	03/02/17	(40)	USD	(2,695,320)	124,590
Zinc Futures #	03/13/17	(86)	USD	(5,859,505)	325,405
Zinc Futures #	03/22/17	(9)	USD	(576,878)	(2,481)
Zinc Futures #	03/30/17	(13)	USD	(825,793)	(11,407)

Net Unrealized Appreciation					$626,804

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
02/15/17	Bank of America N.A.	Bovespa Index Futures	BRL	63,317,081	$64,288	$—	$64,288
01/30/17	Citibank N.A.	Brent Crude Futures #	USD	53,388,648	590,352	—	590,352
01/30/17	Merrill Lynch International	Brent Crude Futures #	USD	50,086,260	426,720	—	426,720

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
03/22/17	Bank of America N.A.	Canada Government Bond 10 Year Futures	CAD	31,977,176	$(257,160)	$—	$(257,160)
02/10/17	Citibank N.A.	Coffee “C” Futures #	USD	21,528,956	(4,260,656)	—	(4,260,656)
02/10/17	Merrill Lynch International	Coffee “C” Futures #	USD	6,029,850	(890,475)	—	(890,475)
01/01/00	Merrill Lynch International	Commodity Excess-Return Index #	USD	33,124,570	(152,869)	—	(152,869)
02/24/17	Citibank N.A.	Corn No. 2 Futures #	USD	11,908,350	59,650	—	59,650
02/24/17	Merrill Lynch International	Corn No. 2 Futures #	USD	50,236,488	(182,088)	—	(182,088)
02/10/17	Citibank N.A.	Cotton No. 2 Futures #	USD	5,379,408	95,968	—	95,968
02/10/17	Merrill Lynch International	Cotton No. 2 Futures #	USD	448,630	10,595	—	10,595
01/19/17	Citibank N.A.	Crude Oil Futures #	USD	49,148,788	2,314,972	—	2,314,972
01/19/17	Merrill Lynch International	Crude Oil Futures #	USD	42,695,370	2,268,270	—	2,268,270
03/08/17	Bank of America N.A.	Euro-Bund Futures	EUR	123,059,929	573,717	—	573,717
01/31/17	Citibank N.A.	Gold 100 oz. Futures #	USD	16,783,509	(429,369)	—	(429,369)
01/31/17	Merrill Lynch International	Gold 100 oz. Futures #	USD	90,916,400	(5,690,600)	—	(5,690,600)
01/26/17	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	314,460,836	852,249	—	852,249
01/26/17	Goldman Sachs & Co.	Hang Seng China Enterprises Index Futures	HKD	111,361,679	287,977	—	287,977
01/26/17	Bank of America N.A.	Hang Seng Index Future	HKD	58,250,180	135,047	—	135,047
01/26/17	Goldman Sachs & Co.	Hang Seng Index Future	HKD	20,533,310	42,632	—	42,632
03/13/17	Bank of America N.A.	Japanese Government 10 Year Bond Futures	JPY	17,284,442,500	(58,545)	—	(58,545)
02/24/17	Citibank N.A.	KC Hard Red Winter Wheat Future #	USD	9,030,144	(199,794)	—	(199,794)
02/14/17	Merrill Lynch International	Lean Hogs Futures #	USD	3,078,540	361,260	—	361,260
02/03/17	Merrill Lynch International	Live Cattle Futures #	USD	15,873,450	1,766,150	—	1,766,150
03/29/17	Bank of America N.A.	Long Gilt Futures	GBP	69,200,511	1,403,037	—	1,403,037
01/23/17	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	16,753,519	230,201	—	230,201
01/23/17	Goldman Sachs & Co.	MSCI Taiwan Stock Index Futures	USD	2,891,364	30,936	—	30,936
01/30/17	Citibank N.A.	NY Harbor ULSD Futures #	USD	28,000,934	1,468,333	—	1,468,333
01/30/17	Merrill Lynch International	NY Harbor ULSD Futures #	USD	20,396,237	1,161,329	—	1,161,329
01/27/17	Citibank N.A.	Natural Gas Futures #	USD	74,022,350	2,654,810	—	2,654,810
01/27/17	Merrill Lynch International	Natural Gas Futures #	USD	38,088,930	1,497,190	—	1,497,190
01/30/17	Citibank N.A.	RBOB Gasoline Futures #	USD	23,989,204	2,116,938	—	2,116,938
01/30/17	Merrill Lynch International	RBOB Gasoline Futures #	USD	16,650,182	1,666,224	—	1,666,224
02/28/17	Citibank N.A.	Silver Futures #	USD	26,941,973	(1,759,298)	—	(1,759,298)
02/28/17	Merrill Lynch International	Silver Futures #	USD	16,470,185	(880,910)	—	(880,910)
02/24/17	Citibank N.A.	Soybean Futures #	USD	23,738,199	(947,399)	—	(947,399)
02/24/17	Merrill Lynch International	Soybean Futures #	USD	29,603,063	(1,189,863)	—	(1,189,863)
02/24/17	Citibank N.A.	Soybean Meal Futures #	USD	13,169,364	(188,764)	—	(188,764)
02/24/17	Merrill Lynch International	Soybean Meal Futures #	USD	11,243,400	(162,400)	—	(162,400)
02/24/17	Citibank N.A.	Soybean Oil Futures #	USD	20,534,173	(1,526,629)	—	(1,526,629)
02/24/17	Merrill Lynch International	Soybean Oil Futures #	USD	7,038,810	(529,662)	—	(529,662)
02/15/17	Citibank N.A.	Sugar No. 11 Futures #	USD	1,052,120	(68,815)	—	(68,815)
03/17/17	Bank of America N.A.	Swiss Market Index Futures	CHF	43,033,258	920,635	—	920,635
03/22/17	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	922,403,645	(4,338,051)	—	(4,338,051)
02/24/17	Citibank N.A.	Wheat Futures #	USD	2,977,100	(121,100)	—	(121,100)
02/24/17	Merrill Lynch International	Wheat Futures #	USD	1,357,588	(51,987)	—	(51,987)

Totals					$(886,954)	$—	$(886,954)

#	All or a portion represents positions held in the respective Subsidiary (See Note 2).

Index Information

Commodity Excess-Return Index—a commodity index composed of futures contracts on Aluminum, Brent Crude, Coffee ‘C’, Copper, Corn, Cotton No.2, Gasoline RBOB, Gold, Heating Oil, Kansas Wheat, Lean Hogs, Live Cattle, Natural Gas, Nickel, Silver, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11, Wheat, WTI Crude and Zinc.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$812,866,817	$—	$812,866,817
Total Foreign Government*	—	707,223,505	—	707,223,505
Short-Term Investments
Mutual Funds	1,428,811,592	—	—	1,428,811,592
U.S. Treasury	—	637,790,642	—	637,790,642
Total Short-Term Investments	1,428,811,592	637,790,642	—	2,066,602,234
Total Investments	$1,428,811,592	$2,157,880,964	$—	$3,586,692,556

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,568,903	$—	$10,568,903
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(15,665)	—	(15,665)
Total Forward Contracts	$—	$10,553,238	$—	$10,553,238
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$29,561,198	$—	$—	$29,561,198
Futures Contracts (Unrealized Depreciation)	(28,934,394)	—	—	(28,934,394)
Total Futures Contracts	$626,804	$—	$—	$626,804
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$22,999,480	$—	$22,999,480
OTC Swap Contracts at Value (Liabilities)	—	(23,886,434)	—	(23,886,434)
Total OTC Swap Contracts	$—	$(886,954)	$—	$(886,954)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$3,586,692,556
Cash	10,900,000
Cash denominated in foreign currencies (b)	3,257,831
Cash collateral (c)	146,672,400
OTC swap contracts at market value	22,999,480
Unrealized appreciation on forward foreign currency exchange contracts	10,568,903
Receivable for:
OTC swap contracts	59,350,825
Fund shares sold	116,675
Dividends and interest	3,096,227
Variation margin on futures contracts	4,810,052
Prepaid expenses	11,044

Total Assets	3,848,475,993
Liabilities
Cash collateral for OTC swap contracts	4,020,000
OTC swap contracts at market value	23,886,434
Unrealized depreciation on forward foreign currency exchange contracts	15,665
Payables for:
OTC swap contracts	2,544,953
Fund shares redeemed	358,159
Variation margin on futures contracts	5,239,135
Interest on OTC swap contracts	5,004
Accrued Expenses:
Management fees	1,932,852
Distribution and service fees	800,490
Deferred trustees’ fees	84,828
Other expenses	620,036

Total Liabilities	39,507,556

Net Assets	$3,808,968,437

Net Assets Consist of:
Paid in surplus	$3,618,996,695
Undistributed net investment income	53,049,584
Accumulated net realized gain	150,743,461
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(13,821,303)

Net Assets	$3,808,968,437

Net Assets
Class B	$3,808,968,437
Capital Shares Outstanding*
Class B	417,696,681
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,610,500,794.
(b)	Identified cost of cash denominated in foreign currencies was $3,235,370.
(c)	Includes collateral of $131,882,631 for futures contracts, $11,430,000 for forward foregin currency exchange contracts and $3,359,769 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$3,213,268
Interest	23,238,129
Other income (b)	81,174

Total investment income	26,532,571
Expenses
Management fees	23,835,999
Administration fees	175,355
Custodian and accounting fees	489,383
Distribution and service fees—Class B	9,723,333
Interest expense	77,427
Audit and tax services	102,224
Legal	47,413
Trustees’ fees and expenses	45,228
Shareholder reporting	135,104
Insurance	28,465
Miscellaneous	51,443

Total expenses	34,711,374
Less management fee waiver	(405,733)

Net expenses	34,305,641

Net Investment Loss	(7,773,070)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	2,192,388
Futures contracts	225,544,705
Swap contracts	32,178,979
Foreign currency transactions	43,988,278
Capital gain distributions	32,163

Net realized gain	303,936,513

Net change in unrealized appreciation (depreciation) on:
Investments	6,040,908
Futures contracts	(2,949,313)
Swap contracts	17,059,360
Foreign currency transactions	16,931,971

Net change in unrealized appreciation	37,082,926

Net realized and unrealized gain	341,019,439

Net Increase in Net Assets From Operations	$333,246,369

(a)	Net of foreign withholding taxes of $36,803.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(7,773,070)	$(33,929,720)
Net realized gain (loss)	303,936,513	(367,165,247)
Net change in unrealized appreciation (depreciation)	37,082,926	(13,795,526)

Increase (decrease) in net assets from operations	333,246,369	(414,890,493)

From Distributions to Shareholders
Net investment income
Class B	0	(245,638,078)
Net realized capital gains
Class B	0	(439,979,919)

Total distributions	0	(685,617,997)

Increase (decrease) in net assets from capital share transactions	(388,019,162)	202,132,838

Total decrease in net assets	(54,772,793)	(898,375,652)

Net Assets
Beginning of period	3,863,741,230	4,762,116,882

End of period	$3,808,968,437	$3,863,741,230

Undistributed net investment income
End of period	$53,049,584	$5,489,936

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	2,633,197	$23,404,598	4,083,918	$39,139,504
Reinvestments	0	0	73,171,611	685,617,997
Redemptions	(46,577,556)	(411,423,760)	(53,309,089)	(522,624,663)

Net increase (decrease)	(43,944,359)	$(388,019,162)	23,946,440	$202,132,838

Increase (decrease) derived from capital shares transactions		$(388,019,162)		$202,132,838

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.37	$10.88	$10.50	$11.52	$10.53

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)	(0.07)	(0.02)	(0.07)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	0.77	(0.79)	0.45	(0.30)	1.11

Total from investment operations	0.75	(0.86)	0.43	(0.37)	1.11

Less Distributions
Distributions from net investment income	0.00	(0.59)	0.00	(0.23)	(0.06)
Distributions from net realized capital gains	0.00	(1.06)	(0.05)	(0.42)	(0.06)

Total distributions	0.00	(1.65)	(0.05)	(0.65)	(0.12)

Net Asset Value, End of Period	$9.12	$8.37	$10.88	$10.50	$11.52

Total Return (%) (c)	8.96	(9.57)	4.00	(3.39)	10.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.90	0.98
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	0.89	0.89	0.88	0.89
Net ratio of expenses to average net assets (%) (d)	0.88	0.88	0.87	0.89	0.98
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.88	0.88	0.87	0.87	0.89
Ratio of net investment loss to average net assets (%)	(0.20)	(0.76)	(0.17)	(0.66)	(0.04)
Portfolio turnover rate (%)	54	122	30	173	79
Net assets, end of period (in millions)	$3,809.0	$3,863.7	$4,762.1	$5,136.1	$5,694.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary’s inception date was April 19, 2011 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $382,196,843 in the Subsidiary, representing 9.9% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$409,665,220
Total Liabilities	(27,468,377)
Net Assets	382,196,843

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Subsidiary Financial Statement Information	Amount
Net Investment Income	$1,126,030
Net Realized Gain	64,793,637
Net Change in Unrealized Appreciation	4,644,909
Net Increase in Net Assets from Operations	70,564,576

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may

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Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2016.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$1,976,754	OTC swap contracts at market value	$4,653,756
	Unrealized appreciation on futures contracts (b) (c)	13,379,478	Unrealized depreciation on futures contracts (b) (c)	7,982,146
Equity	OTC swap contracts at market value	2,563,965
	Unrealized appreciation on futures contracts (b) (c)	10,330,104	Unrealized depreciation on futures contracts (b) (c)	8,295,833
Commodity	OTC swap contracts at market value	18,458,761	OTC swap contracts at market value (a)	19,232,678
	Unrealized appreciation on futures contracts (b) (c)	5,851,616	Unrealized depreciation on futures contracts (b) (c)	12,656,415
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,568,903	Unrealized depreciation on forward foreign currency exchange contracts	15,665

Total		$63,129,581		$52,836,493

(a)	Excludes OTC swap interest payable of $5,004.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$4,179,174	$(4,179,174)	$—	$—
Citibank N.A.	19,869,926	(9,517,489)	—	10,352,437
Goldman Sachs & Co.	361,545	—	—	361,545
Merrill Lynch International	9,157,738	(9,157,738)	—	—

	$33,568,383	$(22,854,401)	$—	$10,713,982

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$4,653,756	$(4,179,174)	$(474,582)	$—
Citibank N.A.	9,517,489	(9,517,489)	—	—
Merrill Lynch International	9,730,854	(9,157,738)	(573,116)	—

	$23,902,099	$(22,854,401)	$(1,047,698)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$43,345,977	$43,345,977
Futures contracts	74,018,884	121,031,476	30,494,345	—	225,544,705
Swap contracts	(3,669,317)	1,480,147	34,368,149	—	32,178,979

	$70,349,567	$122,511,623	$64,862,494	$43,345,977	$301,069,661

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$17,279,069	$17,279,069
Futures contracts	19,199,575	(12,060,033)	(10,088,855)	—	(2,949,313)
Swap contracts	(951,608)	3,237,586	14,773,382	—	17,059,360

	$18,247,967	$(8,822,447)	$4,684,527	$17,279,069	$31,389,116

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$945,046,347
Futures contracts long	2,520,241,592
Futures contracts short	(23,306)
Swap contracts	164,571,110

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$773,933,275	$239,459,446	$754,560,085	$83,928,136

MIST-21

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$23,835,999	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$—	$486,253,651	$—	$198,781,167	$—	$583,179	$—	$685,617,997

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$145,505,734	$97,573,504	$(53,022,667)	$—	$190,056,571

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized acccumulated losses of $18,187,633.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-23

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-24

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-26

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-28

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-29

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

AQR Global Risk Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year and five-year period ended June 30, 2016 and underperformed its Lipper Index for the three-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also considered that the Portfolio underperformed its blended index for the three- and five-year periods, but outperformed its index for the one-year period ending October 31, 2016.

The Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-30

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-31

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-32

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-33

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-34

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 4.43%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

Although ongoing trends in economic growth, monetary policy, and inflation remained important to financial markets in 2016, geopolitical developments played a much larger than typical role driving asset prices.

The start of 2016 saw equity markets weaken substantially as concerns over financial stability in China drove pessimism surrounding global growth, though renewed strength in developed market economic data early in the second quarter relieved these concerns and encouraged a meaningful recovery in global stock markets. Following the first-quarter growth scare, global central banks led by the U.S. Federal Reserve (the “Fed”) adopted more accommodative policy stances than markets had previously estimated.

The result of the United Kingdom’s “Brexit” referendum was widely unexpected and drove substantial volatility in its immediate wake, but markets recovered in the summer as participants grew more sanguine about Brexit’s impact on the real economy. The post-Brexit rally slowed in August and September, however, as worries of monetary tightening in major developed economies weighed on risk appetite, along with a temporary slowdown in otherwise robust global growth data.

In the fourth quarter, the unexpected election of Donald Trump unleashed a major sell-off in global bond markets and equities strengthened meaningfully. At the same time, the Fed hiked interest rates for the first time in a year. Economic data continued to accelerate across the globe which, along with signs of firming inflation, continued to drive both equity markets and bond yields higher into the end of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During periods of low or normal volatility, the Portfolio’s assets are fully invested across a broad range of asset classes. The volatility of the Portfolio is generally managed by shifting risky assets into cash during periods of high volatility and back into risky assets as volatility subsides.

Relative to the benchmark, volatility management was primarily responsible for underperformance on the year. In light of market turbulence at the start of the year, the Team de-risked the Portfolio into safer assets to create a less volatile investment experience. On February 23, 2016, the Team rotated approximately 24% of equity, bond, and real asset exposure into cash in order to keep the Portfolio’s expected volatility below the 13% cap. The Portfolio sold assets on a pro-rata basis, maintaining prior tactical tilts (including a preference for U.S., European, and Japanese equities). As market volatility subsided, the Portfolio added back risk on March 30th. De-risking the portfolio successfully mitigated risk, yet dampened performance as stocks fell sharply before rebounding in March.

In terms of tactical positioning, the Portfolio benefited from a combination of directional equity and fixed income positioning. The largest contributor to performance over the year was an underweight to U.S. 30 year bond futures: the Team expected increased inflation pressures to push up the back end of the U.S. yield curve, and though this position was a large detractor early in the year as the Fed proved more accommodative than expected, a spike in inflation expectations following the U.S. presidential election propelled performance on the trade into positive territory. Having pared some exposure to this theme in advance of the election, we used the post-election increase in bond yields as an opportunity to take profits on our underweight.

The Portfolio also benefited throughout the year by moving overweight equities following geopolitical event-triggered sell-offs. In the immediate aftermath of Brexit, for example, the Team moved overweight German and Japanese equities, which the Team believed had been over-discounted relative to robust underlying economic data in the two nations. The Team took profits on these overweights by the end of the third quarter.

Key detractors from tactical positioning in the year included: an overweight to Japanese equities in the second quarter in anticipation of monetary accommodation by the Bank of Japan (which did not materialize); and an overweight to global equities at the beginning of the year in line with the Team’s view that the first quarter sell-off was not supported by macro fundamentals.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio net asset value in order to help dampen volatility. This position detracted modestly from performance over the period. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the year, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, and broad Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. In terms of fixed income, the Portfolio used U.S. 10- and 5-year note futures, long U.S. bond futures, Australian 10- and 3-year bond futures, and long gilt futures to help adjust Portfolio duration according to our views.

The Portfolio ended the year overweight the euro as European data continued to accelerate with improvement in both capital expenditures and consumer activity. Our leading indicators have also

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

demonstrated notable strength over recent months. Meanwhile, with inflation continuing to move higher, it was worth noting that the minutes of the December European Central Bank meeting indicated that some members felt that the time for extraordinarily loose monetary policy was drawing to a close.

Philip J. Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	4.43	5.87	4.52
Dow Jones Moderate Index	7.67	7.37	5.43

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
iShares 1-3 Year Credit Bond ETF	6.6
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.2
Vanguard Total Bond Market ETF	5.3
iShares Core U.S. Aggregate Bond ETF	4.5
iShares MSCI EAFE Fund	4.4
Powershares QQQ Trust - Series 1	3.8
Financial Select Sector SPDR Fund	3.0
Technology Select Sector SPDR Fund	2.1
Industrial Select Sector SPDR Fund	2.1
Health Care Select Sector SPDR Fund	2.0

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)(b)	Actual	0.89%	$1,000.00	$1,018.80	$4.52
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Mutual Funds—53.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—53.4%
Consumer Discretionary Select Sector SPDR Fund (a)	1,722,245	$140,190,743
Consumer Staples Select Sector SPDR Fund (a)	2,535,939	131,133,406
Energy Select Sector SPDR Fund (a)	1,385,355	104,344,938
Financial Select Sector SPDR Fund (a)	9,339,060	217,133,145
Health Care Select Sector SPDR Fund (a)	2,109,513	145,429,826
Industrial Select Sector SPDR Fund (a)	2,443,819	152,054,418
iShares 1-3 Year Credit Bond ETF (a) (b)	4,618,949	484,712,508
iShares Core U.S. Aggregate Bond ETF (a) (b)	3,049,604	329,540,208
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	452,103,876
iShares Intermediate Credit Bond ETF (b)	1,173,627	126,974,705
iShares MSCI EAFE Fund (a) (b)	5,598,492	323,200,943
iShares MSCI Japan Fund (a) (b)	744,558	36,379,104
iShares U.S. Real Estate ETF (a) (b)	1,833,604	141,077,492
Materials Select Sector SPDR Fund (a)	1,102,186	54,778,644
Powershares QQQ Trust - Series 1 (a)	2,330,863	276,160,648
Real Estate Select Sector SPDR Fund (f)	1,299,492	39,959,379
SPDR S&P 500 ETF Trust	234,454	52,407,503
Technology Select Sector SPDR Fund (a)	3,193,938	154,458,842
Utilities Select Sector SPDR Fund (a)	1,071,224	52,029,350
Vanguard Short-Term Corporate Bond ETF	1,458,405	115,753,605
Vanguard Total Bond Market ETF	4,769,518	385,329,359

Total Mutual Funds (Cost $3,705,347,905)		3,915,152,642

Short-Term Investments—42.5%

Mutual Fund—1.9%
SSGA USD Liquidity Fund, S2 Shares, 0.803% #(c)	140,456,875	140,456,875

Repurchase Agreement—40.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $2,974,111,944 on 01/03/17, collateralized by $3,068,740,000 U.S. Treasury Notes with rates ranging from 1.125% - 3.125%, maturity dates ranging from 11/30/20 - 08/31/21, with a value of $3,033,596,432.	2,974,102,031	2,974,102,031

Total Short-Term Investments (Cost $3,114,558,906)		3,114,558,906

Securities Lending Reinvestments (d)—15.7%

Certificates of Deposit—8.1%
Bank of Montreal London Zero Coupon, 01/12/17	14,990,448	14,997,259
Bank of Nova Scotia Houston 1.201%, 11/03/17 (e)	10,000,000	10,008,463

Certificates of Deposit—(Continued)
Barclays New York 0.894%, 02/10/17 (e)	10,000,000	10,003,234
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,600,000	2,600,060
0.950%, 02/02/17	2,000,000	2,000,276
Cooperative Rabobank UA New York 1.278%, 10/13/17 (e)	12,000,000	12,002,700
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (e)	30,000,000	30,023,670
Credit Suisse AG New York 1.364%, 04/11/17 (e)	17,000,000	17,003,706
DG Bank New York 0.950%, 01/03/17	24,600,000	24,600,172
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	17,000,000	16,997,025
ING Bank NV 1.265%, 04/18/17 (e)	32,700,000	32,759,944
KBC Bank NV 1.000%, 01/04/17	24,600,000	24,600,000
1.050%, 01/17/17	9,900,000	9,901,188
KBC Brussells 1.050%, 01/27/17	9,075,000	9,076,724
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	29,975,753	29,996,400
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (e)	20,000,000	20,009,460
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	16,200,000	16,198,445
1.361%, 04/26/17 (e)	9,550,000	9,549,513
1.395%, 04/11/17 (e)	25,000,000	25,007,525
1.436%, 04/18/17 (e)	18,100,000	18,105,683
National Australia Bank London 1.182%, 11/09/17 (e)	18,500,000	18,454,120
Natixis New York 0.900%, 02/17/17	19,500,000	19,502,496
1.262%, 04/07/17 (e)	15,000,000	15,006,015
Rabobank London 1.281%, 10/13/17 (e)	14,000,000	14,033,578
Royal Bank of Canada New York 1.281%, 10/13/17 (e)	25,000,000	25,019,375
Sumitomo Bank New York 1.212%, 06/05/17 (e)	16,400,000	16,399,672
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (e)	16,500,000	16,508,415
1.395%, 04/12/17 (e)	5,000,000	5,005,702
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	20,000,000	20,036,631
Sumitomo Mitsui Trust Bank, Ltd., New York 1.364%, 04/10/17 (e)	25,000,000	25,009,675
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	25,000,000	25,004,350
UBS, Stamford 1.084%, 05/12/17 (e)	19,600,000	19,598,511

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	17,000,000	$17,004,760
1.264%, 10/26/17 (e)	18,700,000	18,712,772

		590,737,519

Commercial Paper—2.5%
ABN AMRO Funding USA 0.910%, 01/11/17	14,966,254	14,995,335
Atlantic Asset Securitization LLC 0.990%, 01/12/17	12,070,053	12,096,080
1.040%, 02/03/17	8,972,700	8,992,143
Barton Capital Corp. 0.870%, 01/12/17	14,992,388	14,996,265
Den Norske ASA 1.206%, 04/27/17 (e)	16,900,000	16,900,896
Kells Funding LLC 1.050%, 01/30/17	23,915,067	23,981,316
Macquarie Bank, Ltd. 0.930%, 01/19/17	9,976,233	9,993,830
Old Line Funding LLC 0.840%, 01/03/17	4,791,376	4,799,621
1.030%, 03/13/17 (e)	2,500,000	2,501,951
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	4,988,628	4,993,360
Ridgefield Funding Co. LLC 1.000%, 01/03/17	11,620,875	11,649,336
Sheffield Receivables Co. 1.050%, 01/06/17	24,931,458	24,996,750
Suncorp Metway, Ltd. 0.930%, 02/09/17	12,370,529	12,386,273
Victory Receivables Corp. 1.050%, 01/04/17	21,437,919	21,498,473

		184,781,629

Money Market Fund—0.0%
Fidelity Investments Money Market Treasury Portfolio	3,000,000	3,000,000

Repurchase Agreements—4.5%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $52,428,426 on 01/03/17, collateralized by various Common Stock with a value of $58,245,483.	52,400,000	52,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $40,167,733 on 03/03/17, collateralized by various Common Stock with a value of $44,000,000.	40,000,000	40,000,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $4,506,910 on 01/03/17, collateralized by $23,192,258 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $4,596,814.	4,506,680	4,506,680
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $119,443,780 on 01/06/17, collateralized by $118,129,004 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $121,849,703.	119,400,000	119,400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $22,615,275 on 04/03/17, collateralized by various Common Stock with a value of $24,750,000.	22,500,000	22,500,000
Natixis
Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $15,001,000 on 01/03/17, collateralized by $26,936,465 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $15,301,020.	15,000,000	15,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $65,010,743 on 01/03/17, collateralized by $104,329,506 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $66,308,149.	65,000,000	65,000,000

		328,806,680

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.6%
OP Corporate Bank plc 1.010%, 01/04/17	17,200,000	$17,200,000
Shinkin Central Bank 1.200%, 01/27/17	5,000,000	5,000,000
1.220%, 01/26/17	21,000,000	21,000,000

		43,200,000

Total Securities Lending Reinvestments (Cost $1,150,313,722)		1,150,525,828

Total Investments—111.6% (Cost $7,970,220,533) (g)		8,180,237,376
Other assets and liabilities (net)—(11.6)%		(852,757,787)

Net Assets—100.0%		$7,327,479,589

#	All or a portion represents positions held in the respective subsidiary (see Note 2).
*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $1,121,628,781 and the collateral received consisted of cash in the amount of $1,149,931,360. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2016.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of December 31, 2016, the value of securities pledged was $2,014,156.
(g)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $8,027,039,036. The aggregate unrealized appreciation and depreciation of investments were $240,781,882 and $(87,583,542), respectively, resulting in net unrealized appreciation of $153,198,340 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
SEK	362,000,000	HSBC Bank plc	04/05/17	$39,905,556	$44,942

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	01/20/17	520	EUR	50,294,400	$(54,738)
Australian Currency Futures	03/13/17	1,501	USD	107,651,720	450,300
British Pound Currency Futures	03/13/17	3,170	USD	243,693,750	1,149,125
CAC 40 Index Futures	01/20/17	2,519	EUR	122,171,500	344,711
DAX Index Futures	03/17/17	359	EUR	102,992,613	(99,199)
Euro Currency Futures	03/13/17	4,766	USD	625,626,863	4,319,187
Euro Stoxx 50 Index Futures	03/17/17	3,366	EUR	110,068,200	248,025
FTSE 100 Index Futures	03/17/17	2,946	GBP	206,337,840	1,670,099
FTSE MIB Index Futures	03/17/17	370	EUR	35,795,650	(280,426)
Hang Seng Index Futures	01/26/17	382	HKD	415,062,100	568,973
IBEX 35 Index Futures	01/20/17	486	EUR	45,213,552	52,182
Japanese Yen Currency Futures	03/13/17	2,915	USD	311,413,094	1,840,094
MSCI Singapore Index Futures	01/27/17	909	SGD	29,283,435	(147,509)
Nikkei 225 Index Futures	03/09/17	1,983	JPY	38,311,560,000	(3,732,706)
OMX Stockholm 30 Index Futures	01/20/17	2,876	SEK	439,021,400	(236,757)
Russell 2000 Mini Index Futures	03/17/17	7,782	USD	534,895,770	(6,925,980)
S&P 500 E-Mini Index Futures	03/17/17	116	USD	13,113,220	(143,260)
SPI 200 Index Futures	03/16/17	1,086	AUD	152,012,850	626,970
Swiss Franc Currency Futures	03/13/17	1,094	USD	133,741,500	1,176,050
U.S. Treasury Long Bond Futures	03/22/17	1,278	USD	189,862,875	2,675,813
U.S. Treasury Note 10 Year Futures	03/22/17	1,760	USD	216,837,500	1,897,500
U.S. Treasury Note 5 Year Futures	03/31/17	1,745	USD	204,137,734	1,186,056

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/17	(226)	USD	(48,890,156)	$(81,219)

Net Unrealized Appreciation					$6,503,291

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
1.000%	01/19/17	UBS AG	MSCI Switzerland Net Return Index	CHF	102,565,576	$1,335,190	$—	$1,335,190
1.000%	01/19/17	UBS AG	MSCI Switzerland Net Return Index	CHF	23,513,012	306,090	—	306,090
0.100%	03/01/17	JPMorgan Chase Bank N.A.	S&P GSCI Commodity Index #	USD	298,141,470	—	—	—

Totals						$1,641,280	$—	$1,641,280

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.130%	11/16/26	USD	59,000,000	$(1,161,084)
Pay	3M LIBOR	2.170%	12/01/26	USD	294,000,000	(4,773,308)
Pay	3M LIBOR	2.230%	12/02/26	USD	326,000,000	(3,526,857)
Pay	3M LIBOR	2.240%	12/09/26	USD	180,000,000	(1,801,437)
Pay	3M LIBOR	2.265%	12/06/26	USD	308,000,000	(2,374,027)
Pay	3M LIBOR	2.280%	12/08/26	USD	319,000,000	(2,029,625)
Pay	3M LIBOR	2.280%	12/12/26	USD	326,000,000	(2,094,103)
Pay	3M LIBOR	2.330%	12/13/26	USD	269,000,000	(646,615)
Pay	3M LIBOR	2.382%	12/14/26	USD	121,000,000	344,204

Net Unrealized Depreciation						$(18,062,852)

#	All or a portion represents positions held in the respective subsidiary (See Note 2).

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,915,152,642	$—	$—	$3,915,152,642
Short-Term Investments
Mutual Fund	140,456,875	—	—	140,456,875
Repurchase Agreement	—	2,974,102,031	—	2,974,102,031
Total Short-Term Investments	140,456,875	2,974,102,031	—	3,114,558,906
Securities Lending Reinvestments
Certificates of Deposit	—	590,737,519	—	590,737,519
Commercial Paper	—	184,781,629	—	184,781,629
Money Market Fund	3,000,000	—	—	3,000,000
Repurchase Agreements	—	328,806,680	—	328,806,680
Time Deposits	—	43,200,000	—	43,200,000
Total Securities Lending Reinvestments	3,000,000	1,147,525,828	—	1,150,525,828
Total Investments	$4,058,609,517	$4,121,627,859	$—	$8,180,237,376

Collateral for Securities Loaned (Liability)	$—	$(1,149,931,360)	$—	$(1,149,931,360)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$44,942	$—	$44,942
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$18,205,085	$—	$—	$18,205,085
Futures Contracts (Unrealized Depreciation)	(11,701,794)	—	—	(11,701,794)
Total Futures Contracts	$6,503,291	$—	$—	$6,503,291
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$344,204	$—	$344,204
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(18,407,056)	—	(18,407,056)
Total Centrally Cleared Swap Contracts	$—	$(18,062,852)	$—	$(18,062,852)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,641,280	$—	$1,641,280

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$3,312,146,509
Affiliated investments at value (c) (d)	1,893,988,836
Repurchase Agreement	2,974,102,031
Cash	6,111,650
Cash denominated in foreign currencies (e)	1,250,104
Cash collateral (f)	281,621,269
OTC swap contracts at market value	1,641,280
Unrealized appreciation on forward foreign currency exchange contracts	44,942
Receivable for:
OTC swap contracts	13,425,247
Fund shares sold	17,458
Dividends and interest	15,229
Variation margin on futures contracts	6,846,609
Interest on OTC swap contracts	256,784
Variation margin on centrally cleared swap contracts	10,226,284
Prepaid expenses	21,455

Total Assets	8,501,715,687
Liabilities
Cash collateral for OTC swap contracts	16,070,000
Collateral for securities loaned	1,149,931,360
Payables for:
Open OTC swap contracts cash collateral	500,000
Fund shares redeemed	1,634,316
Interest on OTC swap contracts	22,145
Accrued Expenses:
Management fees	3,884,710
Distribution and service fees	1,550,956
Deferred trustees’ fees	84,828
Other expenses	557,783

Total Liabilities	1,174,236,098

Net Assets	$7,327,479,589

Net Assets Consist of:
Paid in surplus	$7,055,701,254
Undistributed net investment income	48,628,172
Accumulated net realized gain	23,049,863
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	200,100,300

Net Assets	$7,327,479,589

Net Assets
Class B	$7,327,479,589
Capital Shares Outstanding*
Class B	751,371,622
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,104,597,227.
(b)	Includes securities loaned at value of $885,912,011.
(c)	Identified cost of affiliated investments was $1,891,521,275.
(d)	Includes securities loaned at value of $235,716,770.
(e)	Identified cost of cash denominated in foreign currencies was $1,288,055.
(f)	Includes collateral of $161,598,449 for futures contracts $500,000 for OTC swap contracts and $119,522,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Underlying ETFs	$55,091,968
Dividends from affiliated investments	49,475,915
Interest	1,773,043
Securities lending income	4,705,497
Other income (a)	29,091

Total investment income	111,075,514
Expenses
Management fees	48,879,536
Administration fees	287,157
Custodian and accounting fees	353,416
Distribution and service fees—Class B	18,569,052
Audit and tax services	53,455
Legal	39,381
Trustees’ fees and expenses	45,228
Shareholder reporting	177,734
Insurance	51,375
Miscellaneous	64,347

Total expenses	68,520,681
Less management fee waiver	(2,406,573)

Net expenses	66,114,108

Net Investment Income	44,961,406

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	1,227,434
Affiliated investments	(4,675,816)
Futures contracts	135,765,062
Swap contracts	12,772,046
Foreign currency transactions	(651,427)
Capital gain distributions from Underlying ETFs	170,272

Net realized gain	144,607,571

Net change in unrealized appreciation (depreciation) on:
Investments	116,932,363
Affiliated investments	15,875,513
Futures contracts	(22,404,519)
Swap contracts	28,237,228
Foreign currency transactions	(1,674,648)

Net change in unrealized appreciation	136,965,937

Net realized and unrealized gain	281,573,508

Net Increase in Net Assets From Operations	$326,534,914

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$44,961,406	$27,222,257
Net realized gain	144,607,571	496,616,732
Net change in unrealized appreciation (depreciation)	136,965,937	(536,362,656)

Increase (decrease) in net assets from operations	326,534,914	(12,523,667)

From Distributions to Shareholders
Net investment income
Class B	(107,977,698)	(120,922,240)
Net realized capital gains
Class B	(608,795,313)	(314,257,217)

Total distributions	(716,773,011)	(435,179,457)

Increase in net assets from capital share transactions	235,121,635	83,417,309

Total decrease in net assets	(155,116,462)	(364,285,815)

Net Assets
Beginning of period	7,482,596,051	7,846,881,866

End of period	$7,327,479,589	$7,482,596,051

Undistributed net investment income
End of period	$48,628,172	$102,541,459

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	11,321,629	$113,397,645	15,561,063	$168,205,331
Reinvestments	75,608,968	716,773,011	40,709,023	435,179,457
Redemptions	(60,062,590)	(595,049,021)	(48,291,277)	(519,967,479)

Net increase	26,868,007	$235,121,635	7,978,809	$83,417,309

Increase derived from capital shares transactions		$235,121,635		$83,417,309

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.33	$10.95	$11.05	$10.39	$9.52

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.04	0.07	0.06	0.14
Net realized and unrealized gain (loss) on investments	0.37	(0.04)	0.56	0.99	0.73

Total from investment operations	0.43	0.00	0.63	1.05	0.87

Less Distributions
Distributions from net investment income	(0.15)	(0.17)	(0.13)	(0.15)	0.00
Distributions from net realized capital gains	(0.86)	(0.45)	(0.60)	(0.24)	(0.00	)(b)

Total distributions	(1.01)	(0.62)	(0.73)	(0.39)	0.00

Net Asset Value, End of Period	$9.75	$10.33	$10.95	$11.05	$10.39

Total Return (%) (c)	4.43	(0.11)	5.92	10.31	9.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.92	0.92	0.92	0.92	0.93
Net ratio of expenses to average net assets (%) (d)(e)	0.89	0.89	0.90	0.91	0.93
Ratio of net investment income to average net assets (%)	0.61	0.35	0.63	0.58	1.37
Portfolio turnover rate (%)	2	51	25	51	62
Net assets, end of period (in millions)	$7,327.5	$7,482.6	$7,846.9	$7,817.8	$6,758.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date was May 14, 2013 and it invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $139,934,307 in the Subsidiary, representing 1.6% of the Portfolio’s total assets. All inter-company accounts and transactions have been

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$154,466,452
Total Liabilities	(14,532,145)
Net Assets	139,934,307
Net Investment Income	565,059
Net Realized Gain	19,737,918
Net Change in Unrealized Appreciation	14,227,753
Net Increase in Net Assets from Operations	34,530,730

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distributions from underlying funds, futures transactions, controlled foreign corporation reversal and swap transactions. These adjustments have no impact on net assets or the results of operations.

MIST-15

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $2,974,102,031, which is reflected as repurchase agreements on the Statement of Assets and Liabilities, Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $328,806,680, which is included as part of investments at value on the Statement of Assets. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

MIST-16

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or

MIST-17

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

MIST-18

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$344,204	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$18,407,056
	Unrealized appreciation on futures contracts (a) (c)	5,759,369	Unrealized depreciation on futures contracts (a) (c)	81,219
Equity	OTC swap contracts at market value (d)	1,641,280
	Unrealized appreciation on futures contracts (a) (c)	3,510,960	Unrealized depreciation on futures contracts (a) (c)	11,620,575
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	44,942
	Unrealized appreciation on futures contracts (a) (c)	8,934,756

Total		$20,235,511		$30,108,850

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $256,784 and OTC swap interest payable of $22,145.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
HSBC Bank plc	$44,942	$—	$—	$44,942
UBS AG	1,641,280	—	(1,641,280)	—

	$1,686,222	$—	$(1,641,280)	$44,942

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(2,222,700)	$(2,222,700)
Futures contracts	37,392,576	196,935,213	—	(98,562,727)	135,765,062
Swap contracts	(4,922,935)	(2,044,588)	19,739,569	—	12,772,046

	$32,469,641	$194,890,625	$19,739,569	$(100,785,427)	$146,314,408

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,456,382)	$(1,456,382)
Futures contracts	6,079,834	(36,709,987)	—	8,225,634	(22,404,519)
Swap contracts	15,654,603	(1,645,128)	14,227,753	—	28,237,228

	$21,734,437	$(38,355,115)	$14,227,753	$6,769,252	$4,376,327

MIST-19

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$53,961,216
Futures contracts long	1,980,985,564
Futures contracts short	(682,533,333)
Swap contracts	2,340,037,510

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government

MIST-20

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$71,348,374	$0	$155,463,902

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$48,879,536	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.030%	$3 billion to $5 billion
0.060%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived, if applicable, for the period ended December 31, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

MIST-21

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Underlying ETFs

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2016 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
iShares 1-3 Year Credit Bond ETF	4,618,949	—	—	4,618,949
iShares Core U.S. Aggregate Bond ETF	3,419,215	—	(369,611)	3,049,604
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,858,200	—	—	3,858,200
iShares Intermediate Credit Bond ETF	1,173,627	—	—	1,173,627
iShares MSCI EAFE Fund	5,598,492	—	—	5,598,492
iShares MSCI Japan Fund	2,978,237	—	(2,233,679)	744,558
iShares U.S. Real Estate ETF	2,080,408	366,145	(612,949)	1,833,604

MIST-22

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of December 31, 2016
iShares 1-3 Year Credit Bond ETF	$—	$—	$7,049,172	$484,712,508
iShares Core U.S. Aggregate Bond ETF	1,038,475	—	7,969,487	329,540,208
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	—	15,092,453	452,103,876
iShares Intermediate Credit Bond ETF	—	—	3,115,675	126,974,705
iShares MSCI EAFE Fund	—	—	9,914,907	323,200,943
iShares MSCI Japan Fund	(9)	—	707,876	36,379,104
iShares U.S. Real Estate ETF	(5,714,282)	—	5,626,345	141,077,492

	$(4,675,816)	$—	$49,475,915	$1,893,988,836

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$224,479,951	$298,087,382	$492,293,060	$137,092,075	$716,773,011	$435,179,457

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$102,546,158	$37,084,022	$132,232,984	$—	$271,863,164

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-23

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Tactical Strategies Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Tactical Strategies Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2017

MIST-24

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-25

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-26

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-27

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-28

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-29

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

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BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also noted that the Portfolio underperformed its blended index for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size.

MIST-30

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-31

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-32

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-33

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-34

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the BlackRock High Yield Portfolio returned 14.26% and 13.98%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index1, returned 17.13%.

MARKET ENVIRONMENT / CONDITIONS

High yield bonds ended 2016 on a high note, with a 17.13% return reflecting the asset class’s best performance since 2009. The first two months of the year were characterized by substantial volatility, led by uncertainty surrounding falling commodity prices, tapering global growth, and distress in certain European financials. While high-yield bond returns touched a 2016 year-to-date performance low of -5.1% in mid-February, the U.S. equity markets experienced more pronounced weakness, trading down over 10% during the same time period. Despite this initial pullback, the remainder of the year experienced a dramatic rally across both bond and equity markets. Although the rebound was temporarily disrupted during June due to uncertainty regarding the U.K. referendum on leaving the European Union (“Brexit”), the risk-off sentiment was short lived, despite the U.K.’s unexpected vote as high yield bonds returned to pre-Brexit price levels after only a few days. Continued support on the economic data, commodity price, and Central Bank policy fronts contributed to solid gains for high yield bonds in the second quarter of 2016. October marked additional volatility in the markets, with additional oil price declines after the Organization of Petroleum Exporting Countries failed to agree on production cuts and climbing rates as growth and inflation ticked up. November marked another global political surprise with Donald Trump’s election as President of the United States, and high yield bonds experienced their first declines since the February pullback. The 10-year U.S. Treasury yield rose sharply to 2.38%, on the back of anticipated fiscal spending increases, firmer economic conditions and additional Federal Open Market Committee action. To end the year, December marked 2016’s first and only rate hike by the Federal Reserve (the “Fed”), which sent U.S. Treasury yields to a multi-year high. Despite this tightening action, risk assets performed well and high yield funds saw their first net annual inflows ($8.2 billion) since 2012.

Market differentiation was substantial throughout 2016, with overall performance marked in particular by a standout year in lower-tier credits and the commodity rally. CCC-rated credits returned 34.7%, while B-rated credits returned 30.3%. By contrast, higher-rated BBs returned 11.2% on the year. Metals and Mining along with Energy posted the year’s largest sector gains at 51.6% and 40.2%, after negative returns in 2015 of -23.5% and -23.7%, respectively. Health Care was the worst-performing sector in the index, returning 4.8%.

New issuance volumes declined a modest 4% to $286 billion during the year, the third consecutive yearly decrease since 2013’s record-setting $399 billion. Despite this slight decline, 2016 still marked one of the highest annual totals on record. The High Yield market saw five consecutive monthly increases in new issuance to start 2016, though, as mentioned above, uncertainty regarding Brexit somewhat hindered returns and issuance in June. Despite a pick-up in new issue activity however, the total year to date (through June 30) volume of $155.3 billion was down 19% on a year-over-year basis. The year-over-year decline was largely driven by a reduction in acquisition related activity (although this was partially offset by increased refinancing activity).

Reflecting 2016’s strong rebound in the high yield markets, flows to high yield funds proved strong (net $8.2 billion inflows) after 3 consecutive years of outflows. From a default perspective, 2016 marked 48 high-yield defaults totaling $46.3 billion, a marked increase from 2015. However, most of 2016’s default activity occurred in the first quarter, and commodities reflect more than 80% of volume. The U.S. high-yield default rate for 2016 was 4.0%, but only 0.7% excluding commodities sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

While 2016 brought several volatile periods to the credit markets, the Portfolio’s broad themes and focuses remained steadfast and consistent throughout the year. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits, which added to relative performance. Rather than add additional exposure within the BB-rated space, the Portfolio maintained an allocation to floating rate loans as a means of reducing duration risk in the Portfolio and adding incremental downside protection. Within the CCC-rated space, the Portfolio maintained a slight net overweight, tactically increasing the position in the fourth quarter. The Portfolio maintained a tactical position to liquid high-yield index securities (high-yield CDX and ETFs) which positively contributed to performance over the quarter as high yield broadly performed well. Throughout 2016, the Portfolio tactically increased its net long equity exposure each quarter to take advantage of the year-end market rally. Its largest long equity overweights at year end were in the banking and home building industries.

The Portfolio began the year more defensively positioned relative to the benchmark, overweighting higher-rated credits, though incrementally added risk throughout the year to end roughly in line with the benchmark. Despite this risk positioning at year-end, the Portfolio remained nimble in its risk deployment and worked to avoid lower-quality names. The Portfolio added to its higher-quality CCC positions during the fourth quarter and reduced its higher-yield CCC issues, resulting in a small net CCC overweight. For sector-based changes, the Portfolio added to its positions in Independent Energy and Cable/Satellite, while reducing exposure broadly across Consumer Cyclical sectors. By year-end, the Portfolio’s average credit rating stood at B1/B+, consistent each quarter, with a yield-to-worst of 5.70%.

On an absolute basis, Independent Energy, Metals and Mining, and Wireless sectors were the largest contributors to the Portfolio’s return in 2016 as the Portfolio captured upside during the strong

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

post-February rally. On a relative basis, the Portfolio’s overweight to, and security selection within, Cable and Satellite (Cequel Communications) was the largest positive contributor to 2016 returns, with security selection in Banking (Ally Financial) a key driver as well. By contrast, the Portfolio’s underweight to Oil Field Services was a net detractor on the year, as these lower-quality names outperformed their higher-rated peers within the commodity universe. The Portfolio’s out-of-benchmark tactical positions positively contributed to performance throughout the year, with the bank loan allocation in the Gaming (Caesars Entertainment) and Technology (Kronos) sectors as notable standouts. The nimble equity allocation was also a performance driver, as the Portfolio added to its net long exposure in the midst of the market rally. Specifically, equity positions in in the Banking sector were key outperformers given continued strength in financials.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	14.26	7.84	7.11	—
Class B	13.98	7.56	—	7.63
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	17.13	7.36	7.55	—

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
Corporate Bonds & Notes	80.8
Floating Rate Loans	8.6
Asset-Backed Securities	2.8
Mutual Funds	2.8
Common Stocks	1.5
Convertible Preferred Stocks	0.9
Preferred Stocks	0.5
Convertible Bonds	0.3
Purchased Options	0.1

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.67%	$1,000.00	$1,072.60	$3.49
	Hypothetical*	0.67%	$1,000.00	$1,021.77	$3.40

Class B(a)	Actual	0.92%	$1,000.00	$1,072.00	$4.79
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—80.8% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Acosta, Inc. 7.750%, 10/01/22 (144A) (a)	819,000	$687,960
Clear Channel International B.V. 8.750%, 12/15/20 (144A)	1,119,000	1,177,747
MDC Partners, Inc. 6.500%, 05/01/24 (144A) (a)	863,000	776,700

		2,642,407

Aerospace/Defense—1.7%
Accudyne Industries Borrower / Accudyne Industries LLC 7.750%, 12/15/20 (144A)	1,800,000	1,498,500
Arconic, Inc. 5.125%, 10/01/24 (a)	2,072,000	2,123,800
5.900%, 02/01/27 (a)	313,000	326,302
5.950%, 02/01/37	70,000	68,093
6.750%, 01/15/28 (a)	128,000	137,216
KLX, Inc. 5.875%, 12/01/22 (144A)	1,201,000	1,237,030
Meccanica Holdings USA, Inc. 6.250%, 07/15/19 (144A)	278,000	297,460
National Air Cargo Group, Inc. 11.875%, 05/02/18 (b) (c)	337,961	337,961
11.875%, 05/08/18 (b) (c)	352,597	352,597
TransDigm, Inc. 6.000%, 07/15/22	2,009,000	2,089,360
6.375%, 06/15/26 (144A) (a)	1,239,000	1,272,453
6.500%, 07/15/24 (a)	2,279,000	2,384,404

		12,125,176

Agriculture—0.0%
Tereos Finance Groupe I S.A. 4.125%, 06/16/23 (EUR)	200,000	216,320

Airlines—0.8%
American Airlines Pass-Through Trust 6.000%, 01/15/17 (144A)	3,210,494	3,214,508
Continental Airlines Pass-Through Trust 6.125%, 04/29/18	900,000	936,000
Norwegian Air Shuttle ASA Pass-Through Trust 7.500%, 11/10/23 (144A)	525,000	527,625
Virgin Australia Pass-Through Trust 7.125%, 10/23/18 (144A)	976,133	995,655

		5,673,788

Apparel—0.0%
BiSoho SAS 5.875%, 05/01/23 (EUR)	150,000	170,129

Auto Manufacturers—0.1%
Fiat Chrysler Finance Europe 4.750%, 03/22/21 (EUR)	200,000	231,057
4.750%, 07/15/22 (EUR)	100,000	115,792

Auto Manufacturers—(Continued)
Jaguar Land Rover Automotive plc 3.875%, 03/01/23 (GBP)	103,000	130,745
Navistar International Corp. 8.250%, 11/01/21	115,000	116,150

		593,744

Auto Parts & Equipment—0.4%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	100,000	106,791
Allison Transmission, Inc. 5.000%, 10/01/24 (144A) (a)	390,000	393,900
Faurecia 3.625%, 06/15/23 (EUR)	200,000	218,636
FTE Verwaltungs GmbH 9.000%, 07/15/20 (EUR)	100,000	110,528
IHO Verwaltungs GmbH 2.750%, 09/15/21 (EUR) (d)	200,000	216,593
3.250%, 09/15/23 (EUR) (d)	200,000	216,846
3.750%, 09/15/26 (EUR) (d)	150,000	157,803
4.125%, 09/15/21 (144A) (a) (d)	455,000	459,550
4.500%, 09/15/23 (144A) (d)	486,000	475,065
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	200,000	223,794
Samvardhana Motherson Automotive Systems Group B.V. 4.125%, 07/15/21 (EUR)	131,000	141,535

		2,721,041

Banks—1.8%
Allied Irish Banks plc 4.125%, 11/26/25 (EUR) (e)	125,000	133,234
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (f)	400,000	115,792
4.750%, 01/15/18 (EUR) (f)	1,000,000	289,479
Banco Popolare SC 2.750%, 07/27/20 (EUR)	100,000	106,598
Bank of America Corp. 5.125%, 06/17/19 (a) (e)	690,000	679,650
6.250%, 09/05/24 (e)	1,160,000	1,160,000
6.500%, 10/23/24 (e)	1,027,000	1,073,215
Bank of Ireland 4.250%, 06/11/24 (EUR) (e)	190,000	205,504
Bankia S.A. 4.000%, 05/22/24 (EUR) (e)	600,000	640,979
Citigroup, Inc. 5.950%, 08/15/20 (e)	425,000	431,354
6.125%, 11/15/20 (e)	375,000	388,125
Commerzbank AG 7.750%, 03/16/21 (EUR)	100,000	125,791
Deutsche Bank AG 4.250%, 10/14/21 (144A)	175,000	175,675
HSH Nordbank AG 0.488%, 02/14/17 (EUR) (e)	235,000	243,929
0.528%, 02/14/17 (EUR) (e)	185,000	193,034

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Ibercaja Banco S.A. 5.000%, 07/28/25 (EUR) (e)	300,000	$304,794
Intesa Sanpaolo S.p.A. 2.855%, 04/23/25 (EUR)	200,000	208,959
3.928%, 09/15/26 (EUR)	200,000	216,477
6.625%, 09/13/23 (EUR)	200,000	249,074
JPMorgan Chase & Co. 5.000%, 07/01/19 (a) (e)	350,000	349,125
5.300%, 05/01/20 (a) (e)	2,335,000	2,383,008
Morgan Stanley 5.550%, 07/15/20 (e)	345,000	348,881
Royal Bank of Scotland Group plc 8.625%, 08/15/21 (e)	238,000	242,760
UniCredit S.p.A. 4.375%, 01/03/27 (EUR) (e)	100,000	105,642
5.750%, 10/28/25 (EUR) (e)	300,000	333,593
6.950%, 10/31/22 (EUR)	200,000	241,649
Wells Fargo & Co. 5.875%, 06/15/25 (a) (e)	1,085,000	1,139,141
5.900%, 06/15/24 (a) (e)	660,000	663,300

		12,748,762

Building Materials—1.0%
BMBG Bond Finance SCA 3.000%, 06/15/21 (EUR)	100,000	109,475
Builders FirstSource, Inc. 5.625%, 09/01/24 (144A) (a)	204,000	205,020
Cemex Finance LLC 4.625%, 06/15/24 (EUR)	200,000	215,583
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	2,117,000	2,180,510
Dry Mix Solutions Investissements SAS 3.934%, 06/15/21 (EUR) (e)	200,000	210,730
Kerneos Corporate SAS 5.750%, 03/01/21 (EUR)	131,000	142,724
Louisiana-Pacific Corp. 4.875%, 09/15/24 (a)	226,000	219,220
Norbord, Inc. 6.250%, 04/15/23 (144A)	540,000	558,900
Pfleiderer GmbH 7.875%, 08/01/19 (EUR)	100,000	109,718
Ply Gem Industries, Inc. 6.500%, 02/01/22	1,610,000	1,662,325
Standard Industries, Inc. 5.125%, 02/15/21 (144A)	107,000	111,547
5.375%, 11/15/24 (144A)	250,000	256,875
Titan Global Finance plc 3.500%, 06/17/21 (EUR)	100,000	109,423
USG Corp. 5.500%, 03/01/25 (144A) (a)	548,000	563,070

		6,655,120

Chemicals—1.6%
Axalta Coating Systems Dutch Holding B.V. 3.750%, 01/15/25 (EUR)	100,000	105,791

Chemicals—(Continued)
Axalta Coating Systems LLC 4.875%, 08/15/24 (144A) (a)	609,000	609,000
CF Industries, Inc. 4.950%, 06/01/43	685,000	559,987
5.150%, 03/15/34	225,000	191,250
7.125%, 05/01/20	300,000	327,000
Chemours Co. (The) 6.625%, 05/15/23	317,000	313,830
7.000%, 05/15/25	301,000	296,485
Huntsman International LLC 5.125%, 11/15/22	46,000	46,920
Ineos Finance plc 4.000%, 05/01/23 (EUR)	232,000	252,499
Inovyn Finance plc 6.250%, 05/15/21 (EUR)	150,000	167,408
LANXESS AG 4.500%, 12/06/76 (EUR) (e)	75,000	81,942
Momentive Performance Materials, Inc. 3.880%, 10/24/21 (a)	2,478,000	2,329,320
Monitchem HoldCo 3 S.A. 5.250%, 06/15/21 (EUR)	160,000	173,393
NOVA Chemicals Corp. 5.250%, 08/01/23 (144A)	170,000	171,700
Platform Specialty Products Corp. 6.500%, 02/01/22 (144A) (a)	2,698,000	2,718,235
10.375%, 05/01/21 (144A) (a)	148,000	163,910
PQ Corp. 6.750%, 11/15/22 (144A) (a)	816,000	873,120
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	138,000	145,579
Solvay Finance S.A. 5.118%, 06/02/21 (EUR) (e)	100,000	112,695
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.375%, 05/01/22 (EUR)	130,000	146,424
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19 (144A) (a)	535,000	532,325
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	295,000	301,637
WR Grace & Co. 5.125%, 10/01/21 (144A) (a)	412,000	429,510

		11,049,960

Coal—1.0%
CONSOL Energy, Inc. 5.875%, 04/15/22 (a)	6,307,000	6,180,860
8.000%, 04/01/23	44,000	45,155
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp. 7.375%, 02/01/20	489,000	486,555

		6,712,570

Commercial Services—2.6%
ADT Corp. (The) 3.500%, 07/15/22 (a)	875,000	833,437

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
ADT Corp. (The) 4.125%, 06/15/23	120,000	$114,600
4.875%, 07/15/32 (144A)	405,000	332,100
APX Group, Inc. 6.375%, 12/01/19 (a)	395,000	406,356
7.875%, 12/01/22 (a)	321,000	347,483
8.750%, 12/01/20	469,000	472,517
Ashtead Capital, Inc. 5.625%, 10/01/24 (144A) (a)	270,000	282,825
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, 06/01/22 (144A) (a)	1,955,000	1,915,900
5.250%, 03/15/25 (144A) (a)	1,066,000	994,045
5.500%, 04/01/23 (a)	25,000	24,563
6.375%, 04/01/24 (144A)	420,000	419,475
Avis Budget Finance plc 4.125%, 11/15/24 (EUR)	150,000	157,977
Brand Energy & Infrastructure Services, Inc. 8.500%, 12/01/21 (144A)	1,146,000	1,171,785
Ceridian HCM Holding, Inc. 11.000%, 03/15/21 (144A) (a)	612,000	628,830
Cognita Financing plc 7.750%, 08/15/21 (GBP)	125,000	163,305
EC Finance plc 5.125%, 07/15/21 (EUR)	245,000	268,538
Herc Rentals, Inc. 7.500%, 06/01/22 (144A) (a)	244,000	257,115
7.750%, 06/01/24 (144A)	51,000	53,614
Hertz Corp. (The) 5.500%, 10/15/24 (144A) (a)	944,000	824,820
5.875%, 10/15/20 (a)	415,000	405,662
7.375%, 01/15/21	99,000	99,248
Hertz Holdings Netherlands B.V. 4.125%, 10/15/21 (EUR)	100,000	106,318
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A) (a)	1,873,000	2,004,110
Loxam SAS 3.500%, 05/03/23 (EUR)	224,000	234,096
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A) (a)	2,826,000	3,076,807
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	443,000	451,860
United Rentals North America, Inc. 5.750%, 11/15/24	671,000	704,550
5.875%, 09/15/26	338,000	347,717
6.125%, 06/15/23	227,000	240,620
Verisure Holding AB 6.000%, 11/01/22 (EUR)	125,000	143,410
WEX, Inc. 4.750%, 02/01/23 (144A)	795,000	776,119

		18,259,802

Computers—0.8%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 4.420%, 06/15/21 (144A)	340,000	351,813
6.020%, 06/15/26 (144A)	1,105,000	1,197,042
7.125%, 06/15/24 (144A) (a)	1,183,000	1,313,341
8.350%, 07/15/46 (144A)	355,000	437,107
Riverbed Technology, Inc. 8.875%, 03/01/23 (144A) (a)	1,025,000	1,081,375
Western Digital Corp. 7.375%, 04/01/23 (144A)	499,000	548,900
10.500%, 04/01/24 (144A) (a)	648,000	766,260

		5,695,838

Cosmetics/Personal Care—0.0%
Avon International Operations, Inc. 7.875%, 08/15/22 (144A)	273,000	288,697

Distribution/Wholesale—0.7%
American Tire Distributors, Inc. 10.250%, 03/01/22 (144A)	636,000	610,134
Beacon Roofing Supply, Inc. 6.375%, 10/01/23	351,000	374,475
HD Supply, Inc. 5.250%, 12/15/21 (144A) (a)	916,000	966,380
5.750%, 04/15/24 (144A) (a)	2,132,000	2,250,752
Rexel S.A. 3.500%, 06/15/23 (EUR)	306,000	336,445

		4,538,186

Diversified Financial Services—2.9%
Aircastle, Ltd. 5.500%, 02/15/22 (a)	529,000	560,740
7.625%, 04/15/20	48,000	54,360
Alliance Data Systems Corp. 5.375%, 08/01/22 (144A)	1,060,000	1,022,900
5.875%, 11/01/21 (144A)	1,383,000	1,403,745
Ally Financial, Inc. 5.125%, 09/30/24	246,000	250,305
8.000%, 11/01/31	5,617,000	6,515,271
CIT Group, Inc. 5.000%, 08/01/23	550,000	567,875
6.000%, 04/01/36	1,550,000	1,495,750
DFC Finance Corp. 12.000%, 06/16/20 (144A) (d)	1,015,135	555,786
E*Trade Financial Corp. 4.625%, 09/15/23	224,000	228,480
FBM Finance, Inc. 8.250%, 08/15/21 (144A) (a)	300,000	316,500
Garfunkelux Holdco 3 S.A. 8.500%, 11/01/22 (GBP)	150,000	192,254
Infinity Acquisition LLC / Infinity Acquisition Finance Corp. 7.250%, 08/01/22 (144A)	117,000	98,572

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.875%, 04/15/22 (144A)	1,447,000	$1,396,355
7.375%, 04/01/20 (144A) (a)	305,000	305,000
Jerrold Finco plc 6.250%, 09/15/21 (GBP)	100,000	126,309
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (f) (g)	4,500,000	355,269
4.750%, 01/16/14 (EUR) (f) (g)	2,140,000	166,135
5.375%, 10/17/12 (EUR) (f) (g)	350,000	27,172
Lincoln Finance, Ltd. 6.875%, 04/15/21 (EUR)	100,000	114,244
Mercury Bondco plc 8.250%, 05/30/21 (EUR) (d)	199,000	220,620
Navient Corp. 5.500%, 01/25/23 (a)	343,000	332,710
5.625%, 08/01/33	500,000	412,500
5.875%, 10/25/24	323,000	306,850
6.125%, 03/25/24	297,000	288,461
6.625%, 07/26/21 (a)	396,000	418,770
7.250%, 09/25/23 (a)	436,000	447,990
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A) (a)	544,000	567,120
7.250%, 12/15/21 (144A) (a)	132,000	137,610
Pershing Square Holdings, Ltd. 5.500%, 07/15/22 (144A) (h)	1,000,000	990,000

		19,875,653

Electric—1.2%
AES Corp. 4.875%, 05/15/23 (a)	483,000	477,059
5.500%, 03/15/24 (a)	78,000	79,365
Calpine Corp. 5.375%, 01/15/23 (a)	209,000	204,297
5.875%, 01/15/24 (144A) (a)	890,000	927,825
6.000%, 01/15/22 (144A) (a)	85,000	88,825
ContourGlobal Power Holdings S.A. 5.125%, 06/15/21 (EUR)	100,000	110,213
Dynegy, Inc.
6.750%, 11/01/19 (a)	1,460,000	1,485,550
7.375%, 11/01/22 (a)	669,000	638,895
7.625%, 11/01/24	290,000	267,525
8.000%, 01/15/25 (144A) (a)	62,000	58,125
Enel S.p.A. 5.000%, 01/15/75 (EUR) (e)	250,000	278,584
7.750%, 09/10/75 (GBP) (e)	100,000	134,770
FPL Energy National Wind Portfolio LLC 6.125%, 03/25/19 (144A)	3,178	3,178
NRG Energy, Inc. 6.250%, 05/01/24	85,000	82,663
6.625%, 03/15/23	100,000	100,250
6.625%, 01/15/27 (144A) (a)	1,473,000	1,391,985
7.250%, 05/15/26 (144A) (a)	528,000	525,360
7.875%, 05/15/21 (a)	428,000	446,190
NRG Yield Operating LLC 5.375%, 08/15/24 (a)	305,000	306,525

Electric—(Continued)
Origin Energy Finance, Ltd. 4.000%, 09/16/74 (EUR) (e)	100,000	104,334
Viridian Group FundCo II, Ltd. 7.500%, 03/01/20 (EUR)	280,000	313,900

		8,025,418

Electrical Components & Equipment—0.1%
Belden, Inc. 5.500%, 04/15/23 (EUR)	231,000	260,062
Senvion Holding GmbH 6.625%, 11/15/20 (EUR)	100,000	110,528

		370,590

Electronics—0.1%
Allegion U.S. Holding Co., Inc. 5.750%, 10/01/21	257,000	268,565
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	416,000	449,507
Trionista TopCo GmbH 6.875%, 04/30/21 (EUR)	211,000	234,254

		952,326

Engineering & Construction—0.2%
Engility Corp. 8.875%, 09/01/24 (144A)	502,000	525,845
Novafives SAS 4.500%, 06/30/21 (EUR)	160,000	154,950
SBA Communications Corp. 4.875%, 09/01/24 (144A)	363,000	358,463
Swissport Investments S.A. 6.750%, 12/15/21 (EUR)	100,000	114,402
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/23	505,000	449,450
WFS Global Holding SAS 9.500%, 07/15/22 (EUR)	100,000	108,228

		1,711,338

Entertainment—0.6%
Codere Finance 2 Luxembourg S.A. 6.750%, 11/01/21 (EUR)	100,000	106,827
CPUK Finance, Ltd. 7.000%, 08/28/20 (GBP)	150,000	195,240
GLP Capital L.P. / GLP Financing II, Inc. 4.375%, 11/01/18 (a)	320,000	331,101
International Game Technology plc 4.750%, 02/15/23 (EUR)	150,000	172,112
6.250%, 02/15/22 (144A) (a)	200,000	214,500
Lions Gate Entertainment Corp. 5.875%, 11/01/24 (144A)	212,000	215,180
National CineMedia LLC 5.750%, 08/15/26	222,000	225,330
PortAventura Entertainment Barcelona B.V. 7.250%, 12/01/20 (EUR)	100,000	109,340

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Regal Entertainment Group 5.750%, 02/01/25 (a)	271,000	$275,065
Scientific Games International, Inc. 10.000%, 12/01/22	2,006,000	1,995,970
Snai S.p.A. 6.375%, 11/07/21 (EUR)	100,000	110,265
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	182,000	233,022
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/49 (144A) (b)	294,455	0
WMG Acquisition Corp. 4.125%, 11/01/24 (EUR)	100,000	108,949

		4,292,901

Environmental Control—0.3%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 (144A)	549,000	546,255
Befesa Zinc SAU Via Zinc Capital S.A. 8.875%, 05/15/18 (EUR)	189,000	203,985
Bilbao Luxembourg S.A. 10.500%, 12/01/18 (EUR) (d)	273,132	293,622
Tervita Escrow Corp. 7.625%, 12/01/21 (144A)	768,000	783,360

		1,827,222

Food—1.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, 03/15/25 (144A)	673,000	666,270
6.625%, 06/15/24 (144A) (a)	396,000	412,830
Casino Guichard Perrachon S.A. 3.248%, 03/07/24 (EUR)	300,000	337,472
3.311%, 01/25/23 (EUR)	400,000	460,812
5.976%, 05/26/21 (EUR)	100,000	122,617
Darling Global Finance B.V. 4.750%, 05/30/22 (EUR)	200,000	222,899
FAGE International S.A. / FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 (144A)	400,000	401,000
JBS USA LUX S.A. / JBS USA Finance, Inc. 5.750%, 06/15/25 (144A)	1,055,000	1,068,187
5.875%, 07/15/24 (144A) (a)	348,000	359,310
7.250%, 06/01/21 (144A) (a)	100,000	103,501
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.875%, 01/15/24	163,000	172,780
Post Holdings, Inc. 5.000%, 08/15/26 (144A)	981,000	939,308
7.750%, 03/15/24 (144A) (a)	239,000	265,290
Smithfield Foods, Inc. 5.875%, 08/01/21 (144A) (a)	352,000	366,960
6.625%, 08/15/22	331,000	348,791

Food—(Continued)
Tesco plc
5.000%, 03/24/23 (GBP)	100,000	132,887
6.000%, 12/14/29 (GBP)	100,000	134,344
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A) (a)	362,000	380,100
WhiteWave Foods Co. (The) 5.375%, 10/01/22	465,000	509,175

		7,404,533

Food Service—0.0%
Aramark Services, Inc. 5.125%, 01/15/24 (144A)	66,000	68,063

Forest Products & Paper—0.1%
Norske Skog A/S 11.750%, 12/15/19 (EUR)	100,000	95,791
Sappi Papier Holding GmbH 4.000%, 04/01/23 (EUR)	100,000	111,055
Smurfit Kappa Acquisitions 2.750%, 02/01/25 (EUR)	136,000	145,666

		352,512

Gas—0.2%
NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.875%, 10/15/21	506,000	517,385
7.500%, 11/01/23 (144A)	535,000	552,387

		1,069,772

Healthcare-Products—0.9%
Alere, Inc. 6.375%, 07/01/23 (144A) (a)	858,000	852,638
6.500%, 06/15/20 (a)	269,000	264,965
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	2,139,000	1,855,582
IDH Finance plc 6.250%, 08/15/22 (GBP)	150,000	179,314
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, 04/15/20 (144A)	155,000	155,581
5.500%, 04/15/25 (144A) (a)	220,000	196,900
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics S.A. 6.625%, 05/15/22 (144A)	2,478,000	2,199,225
Sterigenics-Nordion Holdings LLC 6.500%, 05/15/23 (144A) (a)	241,000	245,218
Teleflex, Inc. 4.875%, 06/01/26	246,000	243,540

		6,192,963

Healthcare-Services—4.3%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	191,000	189,806

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Acadia Healthcare Co., Inc. 5.625%, 02/15/23	637,000	$637,000
6.500%, 03/01/24 (a)	159,000	162,578
Air Medical Group Holdings, Inc. 6.375%, 05/15/23 (144A)	517,000	496,320
Centene Corp. 4.750%, 05/15/22	991,000	1,000,910
5.625%, 02/15/21	923,000	970,442
6.125%, 02/15/24	90,000	94,838
CHS/Community Health Systems, Inc.
6.875%, 02/01/22 (a)	860,000	597,700
8.000%, 11/15/19	199,000	165,170
DaVita, Inc. 5.000%, 05/01/25	403,000	396,451
5.125%, 07/15/24 (a)	658,000	656,355
Envision Healthcare Corp. 5.125%, 07/01/22 (144A) (a)	365,000	363,631
5.625%, 07/15/22	1,239,000	1,277,409
6.250%, 12/01/24 (144A)	274,000	289,070
HCA, Inc. 4.500%, 02/15/27	2,196,000	2,157,570
4.750%, 05/01/23	73,000	74,734
5.000%, 03/15/24	1,970,000	2,026,637
5.250%, 04/15/25	805,000	840,219
5.250%, 06/15/26	490,000	506,538
5.375%, 02/01/25	1,643,000	1,647,107
5.875%, 03/15/22	1,130,000	1,217,575
5.875%, 05/01/23	862,000	915,875
5.875%, 02/15/26 (a)	613,000	631,390
6.500%, 02/15/20	580,000	634,520
7.500%, 02/15/22	1,167,000	1,324,545
HealthSouth Corp. 5.750%, 11/01/24	671,000	679,387
5.750%, 09/15/25	50,000	49,750
MEDNAX, Inc. 5.250%, 12/01/23 (144A) (a)	529,000	544,870
MPH Acquisition Holdings LLC 7.125%, 06/01/24 (144A) (a)	1,851,000	1,948,363
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	812,000	809,970
Surgery Center Holdings, Inc. 8.875%, 04/15/21 (144A) (a)	187,000	199,155
Surgical Care Affiliates, Inc. 6.000%, 04/01/23 (144A) (a)	336,000	346,920
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	155,000	177,845
Synlab Unsecured Bondco plc 8.250%, 07/01/23 (EUR)	100,000	114,476
Tenet Healthcare Corp. 4.375%, 10/01/21	135,000	133,819
4.500%, 04/01/21 (a)	260,000	257,400
4.750%, 06/01/20 (a)	435,000	439,350
6.000%, 10/01/20 (a)	1,546,000	1,619,435
6.750%, 06/15/23 (a)	3,394,000	2,995,205
7.500%, 01/01/22 (144A) (a)	346,000	360,705

Healthcare-Services—(Continued)
Voyage Care Bondco plc 6.500%, 08/01/18 (GBP)	100,000	124,534

		30,075,574

Holding Companies-Diversified—0.0%
ProGroup AG 5.125%, 05/01/22 (EUR)	131,000	147,247

Home Builders—0.8%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	793,000	796,965
CalAtlantic Group, Inc. 5.250%, 06/01/26	25,000	24,375
5.875%, 11/15/24	75,000	76,125
6.625%, 05/01/20	110,000	120,725
Lennar Corp.
4.750%, 04/01/21	42,000	43,365
4.750%, 11/15/22 (a)	708,000	725,700
4.875%, 12/15/23	344,000	340,560
Mattamy Group Corp. 6.875%, 12/15/23 (144A)	249,000	252,113
PulteGroup, Inc. 5.500%, 03/01/26 (a)	164,000	162,770
6.000%, 02/15/35	583,000	559,680
6.375%, 05/15/33 (a)	548,000	546,630
TRI Pointe Group, Inc. 4.875%, 07/01/21	490,000	499,800
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	355,000	361,212
5.875%, 06/15/24	295,000	303,850
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.750%, 12/15/21 (144A)	540,000	521,100

		5,334,970

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26	106,000	106,530

Household Products/Wares—0.1%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	411,000	413,828
Prestige Brands, Inc. 6.375%, 03/01/24 (144A) (a)	395,000	414,750
Spectrum Brands, Inc. 5.750%, 07/15/25 (a)	169,000	175,337

		1,003,915

Insurance—0.7%
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 (144A) (a)	1,430,000	1,476,475
Credit Agricole Assurances S.A. 4.500%, 10/14/25 (EUR) (e)	100,000	103,686

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
HUB International, Ltd. 7.875%, 10/01/21 (144A)	2,003,000	$2,115,989
9.250%, 02/15/21 (144A)	468,000	484,380
MGIC Investment Corp. 5.750%, 08/15/23 (a)	411,000	428,468
Radian Group, Inc. 5.250%, 06/15/20	409,000	427,405
7.000%, 03/15/21	78,000	86,775

		5,123,178

Internet—0.9%
Netflix, Inc. 4.375%, 11/15/26 (144A) (a)	410,000	397,700
5.375%, 02/01/21 (a)	430,000	462,250
5.500%, 02/15/22	24,000	25,860
5.750%, 03/01/24 (a)	124,000	132,680
5.875%, 02/15/25	399,000	430,421
TIBCO Software, Inc. 11.375%, 12/01/21 (144A)	881,000	881,000
United Group B.V. 7.875%, 11/15/20 (EUR)	125,000	137,726
Zayo Group LLC / Zayo Capital, Inc. 6.000%, 04/01/23	2,059,000	2,141,360
6.375%, 05/15/25 (a)	1,694,000	1,770,230

		6,379,227

Iron/Steel—0.7%
ArcelorMittal 7.250%, 02/25/22	55,000	62,013
7.750%, 03/01/41	804,000	856,260
8.000%, 10/15/39	158,000	173,380
Signode Industrial Group Lux S.A. / Signode Industrial Group U.S., Inc. 6.375%, 05/01/22 (144A) (a)	505,000	503,737
Steel Dynamics, Inc. 5.125%, 10/01/21	1,155,000	1,204,596
5.250%, 04/15/23 (a)	619,000	648,402
5.500%, 10/01/24 (a)	140,000	148,400
6.375%, 08/15/22	260,000	271,050
United States Steel Corp. 8.375%, 07/01/21 (144A)	824,000	910,957

		4,778,795

Leisure Time—0.2%
Carlson Travel, Inc. 6.750%, 12/15/23 (144A) (a)	200,000	208,000
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A) (a)	375,000	385,076
5.375%, 04/15/23 (144A) (a)	706,000	720,120
Thomas Cook Group plc 6.250%, 06/15/22 (EUR)	175,000	193,959

		1,507,155

Lodging—1.4%
Boyd Gaming Corp. 6.875%, 05/15/23	643,000	691,225
Caesars Entertainment Resort Properties LLC 8.000%, 10/01/20	2,016,000	2,111,760
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24 (144A)	176,000	170,720
MGM Resorts International 4.625%, 09/01/26 (a)	580,000	558,250
5.250%, 03/31/20 (a)	627,000	663,053
6.625%, 12/15/21	1,853,000	2,070,727
6.750%, 10/01/20 (a)	627,000	697,538
7.750%, 03/15/22 (a)	140,000	161,000
NH Hotel Group S.A. 3.750%, 10/01/23 (EUR)	100,000	108,528
Station Casinos LLC 7.500%, 03/01/21	2,528,000	2,648,080

		9,880,881

Machinery-Construction & Mining—0.2%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 (144A)	651,000	634,725
Cortes NP Acquisition Corp. 9.250%, 10/15/24 (144A) (a)	709,000	751,540
NEW Areva Holding S.A. 4.875%, 09/23/24 (EUR)	200,000	216,846

		1,603,111

Machinery-Diversified—0.2%
CNH Industrial Finance Europe S.A. 2.875%, 05/17/23 (EUR)	450,000	486,917
Gardner Denver, Inc. 6.875%, 08/15/21 (144A)	350,000	348,250
SPX FLOW, Inc. 5.625%, 08/15/24 (144A)	425,000	428,188
5.875%, 08/15/26 (144A)	365,000	365,000

		1,628,355

Media—10.1%
Altice Financing S.A. 5.250%, 02/15/23 (EUR)	226,000	252,173
7.500%, 05/15/26 (144A) (a)	809,000	841,360
Altice Luxembourg S.A. 7.250%, 05/15/22 (EUR)	339,000	381,425
7.625%, 02/15/25 (144A)	363,000	381,150
7.750%, 05/15/22 (144A) (a)	1,405,000	1,499,837
Altice U.S. Finance I Corp. 5.375%, 07/15/23 (144A)	2,146,000	2,226,475
5.500%, 05/15/26 (144A) (a)	692,000	705,840
AMC Networks, Inc. 5.000%, 04/01/24	911,000	915,555
Cablevision Systems Corp. 7.750%, 04/15/18	505,000	532,775
8.000%, 04/15/20 (a)	1,109,000	1,217,127

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CBS Radio, Inc. 7.250%, 11/01/24 (144A) (a)	547,000	$574,350
CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 09/30/22	365,000	377,775
5.500%, 05/01/26 (144A) (a)	1,074,000	1,095,480
5.750%, 02/15/26 (144A)	580,000	600,300
5.875%, 04/01/24 (144A) (a)	786,000	839,055
5.875%, 05/01/27 (144A) (a)	2,013,000	2,088,487
Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.125%, 12/15/21 (144A) (a)	2,672,000	2,718,760
6.375%, 09/15/20 (144A)	256,000	263,680
7.750%, 07/15/25 (144A) (a)	2,400,000	2,640,000
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22 (a)	4,414,000	4,493,740
7.625%, 03/15/20	3,655,000	3,652,697
CSC Holdings LLC 5.250%, 06/01/24 (a)	2,345,000	2,292,237
6.625%, 10/15/25 (144A) (a)	467,000	510,198
10.125%, 01/15/23 (144A)	1,381,000	1,595,055
10.875%, 10/15/25 (144A)	2,668,000	3,174,920
DISH DBS Corp. 5.000%, 03/15/23	1,290,000	1,283,550
5.875%, 07/15/22	107,000	112,618
5.875%, 11/15/24 (a)	434,000	446,586
6.750%, 06/01/21	327,000	354,795
7.750%, 07/01/26	2,109,000	2,377,897
iHeartCommunications, Inc. 9.000%, 12/15/19	414,000	338,445
9.000%, 03/01/21	127,000	93,980
9.000%, 09/15/22 (a)	1,445,000	1,062,075
10.625%, 03/15/23 (a)	890,000	671,950
LGE HoldCo VI B.V. 7.125%, 05/15/24 (EUR)	150,000	179,214
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/24 (144A) (a)	233,000	234,748
Midcontinent Communications / Midcontinent Finance Corp. 6.250%, 08/01/21 (144A)	605,000	633,738
6.875%, 08/15/23 (144A)	283,000	301,395
NBCUniversal Enterprise, Inc. 5.250%, 03/29/49 (144A)	255,000	267,750
Nexstar Escrow Corp. 5.625%, 08/01/24 (144A)	602,000	597,485
Radio One, Inc. 7.375%, 04/15/22 (144A)	220,000	217,800
RCN Telecom Services LLC / RCN Capital Corp. 8.500%, 08/15/20 (144A)	555,000	588,300
SFR Group S.A. 5.375%, 05/15/22 (EUR)	245,000	270,150
6.000%, 05/15/22 (144A)	2,018,000	2,070,972
7.375%, 05/01/26 (144A)	4,781,000	4,900,525
Sirius XM Radio, Inc. 4.625%, 05/15/23 (144A) (a)	145,000	143,550

Media—(Continued)
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19 (b) (c)	2,750,000	2,722,500
TEGNA, Inc. 4.875%, 09/15/21 (144A)	101,000	102,768
5.500%, 09/15/24 (144A) (a)	354,000	357,540
Telenet Finance Luxembourg SCA 6.750%, 08/15/24 (EUR)	543,000	633,092
Townsquare Media, Inc. 6.500%, 04/01/23 (144A) (a)	185,000	176,675
Tribune Media Co. 5.875%, 07/15/22 (a)	1,119,000	1,137,184
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 3.500%, 01/15/27 (EUR)	200,000	206,319
4.000%, 01/15/25 (EUR)	284,000	310,911
5.000%, 01/15/25 (144A) (a)	445,000	442,775
5.625%, 04/15/23 (EUR)	83,200	93,821
Univision Communications, Inc. 5.125%, 05/15/23 (144A) (a)	1,320,000	1,300,200
5.125%, 02/15/25 (144A)	3,289,000	3,145,106
Virgin Media Finance plc 5.750%, 01/15/25 (144A)	1,435,000	1,438,587
Virgin Media Receivables Financing Notes I DAC 5.500%, 09/15/24 (GBP)	100,000	122,996
Virgin Media Secured Finance plc 4.875%, 01/15/27 (GBP)	100,000	120,788
5.250%, 01/15/26 (144A)	650,000	641,875
5.500%, 08/15/26 (144A) (a)	418,000	416,955
6.000%, 04/15/21 (GBP)	488,145	625,654
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	2,413,000	2,509,520
Ziggo Bond Finance B.V. 5.875%, 01/15/25 (144A) (a)	1,005,000	1,005,000

		70,528,240

Metal Fabricate/Hardware—0.9%
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.375%, 12/15/23 (144A)	435,000	457,011
Novelis Corp. 5.875%, 09/30/26 (144A)	1,901,000	1,920,010
6.250%, 08/15/24 (144A) (a)	2,716,000	2,878,960
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.750%, 12/15/18 (144A) (a)	1,063,000	1,105,520

		6,361,501

Mining—4.3%
Alcoa Nederland Holding B.V. 6.750%, 09/30/24 (144A)	263,000	285,355
7.000%, 09/30/26 (144A) (a)	247,000	270,465
Anglo American Capital plc 1.500%, 04/01/20 (EUR)	200,000	210,241
2.875%, 11/20/20 (EUR)	100,000	110,034

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Anglo American Capital plc 3.250%, 04/03/23 (EUR)	100,000	$109,765
3.500%, 03/28/22 (EUR)	100,000	111,917
3.625%, 05/14/20 (144A)	421,000	425,715
4.125%, 09/27/22 (144A) (a)	605,000	609,544
4.450%, 09/27/20 (144A) (a)	127,000	130,175
Constellium NV 5.750%, 05/15/24 (144A)	1,770,000	1,654,950
7.875%, 04/01/21 (144A) (a)	259,000	278,425
8.000%, 01/15/23 (144A) (a)	2,355,000	2,449,200
First Quantum Minerals, Ltd. 7.000%, 02/15/21 (144A)	529,000	526,143
7.250%, 05/15/22 (144A)	631,000	621,535
Freeport-McMoRan, Inc. 2.300%, 11/14/17	679,000	673,908
2.375%, 03/15/18	4,885,000	4,848,362
3.100%, 03/15/20 (a)	1,710,000	1,667,250
3.550%, 03/01/22	1,647,000	1,531,710
3.875%, 03/15/23 (a)	3,881,000	3,560,817
4.000%, 11/14/21	591,000	576,225
5.400%, 11/14/34 (a)	344,000	288,960
5.450%, 03/15/43	2,838,000	2,348,502
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 (144A)	440,000	484,000
Kaiser Aluminum Corp. 5.875%, 05/15/24	286,000	296,010
Teck Resources, Ltd. 3.000%, 03/01/19	544,000	544,000
3.750%, 02/01/23	1,146,000	1,082,970
5.200%, 03/01/42 (a)	1,022,000	899,360
5.400%, 02/01/43 (a)	551,000	487,635
6.000%, 08/15/40	1,093,000	1,038,350
6.125%, 10/01/35	236,000	229,510
6.250%, 07/15/41 (a)	367,000	353,671
8.500%, 06/01/24 (144A) (a)	1,015,000	1,169,787

		29,874,491

Miscellaneous Manufacturing—0.8%
Bombardier, Inc. 6.000%, 10/15/22 (144A) (a)	687,000	645,780
6.125%, 01/15/23 (144A) (a)	1,517,000	1,446,308
7.500%, 03/15/25 (144A) (a)	1,314,000	1,298,258
8.750%, 12/01/21 (144A)	610,000	647,363
Gates Global LLC / Gates Global Co. 6.000%, 07/15/22 (144A) (a)	1,290,000	1,261,620

		5,299,329

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/24 (a)	344,000	351,740
6.000%, 08/15/22	430,000	454,725

		806,465

Oil & Gas—8.4%
Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp. 7.875%, 12/15/24 (144A) (a)	281,000	290,835
California Resources Corp. 8.000%, 12/15/22 (144A)	1,455,000	1,294,950
Callon Petroleum Co. 6.125%, 10/01/24 (144A)	537,000	553,110
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23 (a)	1,444,000	1,480,100
Cenovus Energy, Inc. 5.200%, 09/15/43	55,000	52,388
5.700%, 10/15/19	116,000	124,090
Chesapeake Energy Corp. 4.130%, 04/15/19 (a) (e)	1,579,000	1,586,895
4.875%, 04/15/22 (a)	280,000	255,500
6.625%, 08/15/20	579,000	584,790
6.875%, 11/15/20	532,000	532,000
8.000%, 12/15/22 (144A)	130,000	140,238
8.000%, 01/15/25 (144A)	758,000	773,160
Concho Resources, Inc. 6.500%, 01/15/22	118,000	122,095
Continental Resources, Inc. 3.800%, 06/01/24	527,000	486,157
4.500%, 04/15/23	748,000	733,040
5.000%, 09/15/22 (a)	296,000	298,779
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	556,000	578,240
7.750%, 02/15/23 (144A) (a)	516,000	557,280
Denbury Resources, Inc. 4.625%, 07/15/23	96,000	77,040
5.500%, 05/01/22	220,000	191,950
9.000%, 05/15/21 (144A) (a)	1,523,000	1,648,647
Diamondback Energy, Inc. 5.375%, 05/31/25 (144A) (a)	498,000	500,839
Encana Corp. 3.900%, 11/15/21	191,000	192,371
Ensco plc 4.500%, 10/01/24 (a)	284,000	243,530
4.700%, 03/15/21	440,000	423,245
EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 11/29/24 (144A) (a)	355,000	381,518
Extraction Oil & Gas Holdings LLC / Extraction Finance Corp. 7.875%, 07/15/21 (144A) (a)	911,000	974,770
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	804,000	836,160
Gulfport Energy Corp. 6.000%, 10/15/24 (144A) (a)	420,000	427,350
6.375%, 05/15/25 (144A)	491,000	497,236
6.625%, 05/01/23	272,000	284,240
Halcon Resources Corp. 8.625%, 02/01/20 (144A)	590,000	613,600
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.000%, 12/01/24 (144A)	308,000	305,690
5.750%, 10/01/25 (144A) (a)	279,000	282,487

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Matador Resources Co. 6.875%, 04/15/23	1,020,000	$1,071,000
6.875%, 04/15/23 (144A)	1,073,000	1,126,650
MEG Energy Corp. 6.375%, 01/30/23 (144A)	853,000	759,170
6.500%, 03/15/21 (144A)	1,701,000	1,573,425
7.000%, 03/31/24 (144A)	1,474,000	1,333,970
Murphy Oil Corp. 4.700%, 12/01/22 (a)	657,000	635,444
Nabors Industries, Inc. 5.500%, 01/15/23 (144A)	720,000	749,700
Noble Holding International, Ltd. 4.625%, 03/01/21	30,000	28,800
7.750%, 01/15/24	1,350,000	1,269,810
Noble Holding U.S. Corp. / Noble Drilling Services 6 LLC / Noble Drilling Holding LLC 7.500%, 03/15/19	325,000	341,250
Oasis Petroleum, Inc. 6.500%, 11/01/21	1,056,000	1,075,800
6.875%, 03/15/22 (h)	851,000	872,275
6.875%, 01/15/23	290,000	297,250
Parsley Energy LLC / Parsley Finance Corp. 5.375%, 01/15/25 (144A)	276,000	276,938
6.250%, 06/01/24 (144A)	460,000	484,058
PDC Energy, Inc. 6.125%, 09/15/24 (144A)	460,000	470,350
7.750%, 10/15/22 (a)	498,000	530,370
Petroleos Mexicanos 5.375%, 03/13/22 (144A)	94,000	96,254
Precision Drilling Corp. 6.500%, 12/15/21	135,000	137,025
6.625%, 11/15/20 (a)	89,686	91,032
QEP Resources, Inc. 5.250%, 05/01/23	795,000	796,987
5.375%, 10/01/22 (a)	743,000	744,857
6.875%, 03/01/21 (a)	144,000	153,000
Range Resources Corp. 5.000%, 08/15/22 (144A) (a)	217,000	215,644
5.000%, 03/15/23 (144A) (a)	645,000	638,550
5.750%, 06/01/21 (144A)	39,000	40,853
5.875%, 07/01/22 (144A)	1,063,000	1,105,520
Repsol International Finance B.V. 4.500%, 03/25/75 (EUR) (e)	100,000	99,120
Resolute Energy Corp. 8.500%, 05/01/20	610,000	620,675
Rowan Cos., Inc. 4.875%, 06/01/22	170,000	160,650
7.375%, 06/15/25 (a)	907,000	925,140
RSP Permian, Inc. 5.250%, 01/15/25 (144A)	367,000	368,835
6.625%, 10/01/22	764,000	807,930
Sanchez Energy Corp. 6.125%, 01/15/23	2,667,000	2,533,650
7.750%, 06/15/21	512,000	520,960

Oil & Gas—(Continued)
Seven Generations Energy, Ltd. 6.750%, 05/01/23 (144A)	449,000	478,185
6.875%, 06/30/23 (144A) (a)	2,110,000	2,236,600
8.250%, 05/15/20 (144A) (a)	319,000	338,140
SM Energy Co. 5.000%, 01/15/24	365,000	344,012
5.625%, 06/01/25 (a)	490,000	472,850
6.125%, 11/15/22	57,000	57,713
6.500%, 11/15/21	335,000	341,700
6.500%, 01/01/23 (a)	90,000	91,463
6.750%, 09/15/26 (a)	271,000	279,130
Southwestern Energy Co. 4.100%, 03/15/22 (a)	650,000	614,120
5.800%, 01/23/20 (a)	1,248,000	1,285,440
6.700%, 01/23/25	220,000	224,950
7.500%, 02/01/18	93,000	96,720
Tesoro Corp. 4.750%, 12/15/23 (144A)	1,082,000	1,089,439
5.125%, 12/15/26 (144A)	824,000	833,394
TOTAL S.A. 3.875%, 05/18/22 (EUR) (e)	250,000	277,637
Transocean, Inc. 4.250%, 10/15/17	506,000	511,060
5.550%, 10/15/22 (a)	791,000	694,102
6.000%, 03/15/18 (a)	1,656,000	1,676,700
7.375%, 04/15/18	85,000	86,275
9.000%, 07/15/23 (144A) (a)	883,000	905,075
Tullow Oil plc 6.000%, 11/01/20 (144A) (a)	200,000	190,500
6.000%, 11/01/20	200,000	190,500
Whiting Petroleum Corp. 5.000%, 03/15/19 (a)	1,957,000	1,964,652
5.750%, 03/15/21	4,000	3,983
WPX Energy, Inc. 5.250%, 09/15/24	565,000	548,050
6.000%, 01/15/22	769,000	788,225
7.500%, 08/01/20	180,000	193,500
8.250%, 08/01/23	455,000	508,462

		58,599,839

Oil & Gas Services—0.2%
SESI LLC 6.375%, 05/01/19	220,000	220,000
7.125%, 12/15/21	35,000	35,613
Weatherford International LLC 6.800%, 06/15/37	67,000	54,940
Weatherford International, Ltd. 4.500%, 04/15/22 (a)	241,000	209,067
5.950%, 04/15/42	185,000	139,675
6.500%, 08/01/36 (a)	190,000	152,475
7.000%, 03/15/38 (a)	212,000	176,490
7.750%, 06/15/21 (a)	70,000	70,700
8.250%, 06/15/23	70,000	71,225
9.875%, 02/15/24 (144A) (a)	293,000	312,227

		1,442,412

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—2.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.125%, 05/15/23 (EUR)	125,000	$137,502
4.156%, 05/15/21 (144A) (a) (e)	211,000	217,330
4.250%, 01/15/22 (EUR)	500,000	544,089
4.625%, 05/15/23 (144A) (a)	511,000	506,851
6.000%, 06/30/21 (144A)	2,904,000	2,954,820
6.750%, 01/31/21 (144A) (a)	990,000	1,019,700
6.750%, 05/15/24 (EUR)	250,000	280,926
7.250%, 05/15/24 (144A)	2,222,000	2,341,432
Ball Corp. 4.375%, 12/15/23 (EUR)	109,000	126,731
Crown European Holdings S.A. 3.375%, 05/15/25 (EUR)	228,000	242,476
4.000%, 07/15/22 (EUR)	180,000	208,482
JH-Holding Finance S.A. 8.250%, 12/01/22 (EUR) (d)	125,000	141,270
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 4.380%, 07/15/21 (144A) (e)	423,000	432,518
5.125%, 07/15/23 (144A) (a)	119,000	121,529
5.750%, 10/15/20	1,369,000	1,411,781
6.875%, 02/15/21 (a)	93,980	96,705
7.000%, 07/15/24 (144A) (a)	2,143,000	2,278,277
8.250%, 02/15/21 (a)	655,786	677,099
Sealed Air Corp. 4.500%, 09/15/23 (EUR)	203,000	232,386
6.875%, 07/15/33 (144A) (a)	181,000	184,168
Verallia Packaging SASU 5.125%, 08/01/22 (EUR)	275,000	306,509

		14,462,581

Pharmaceuticals—1.9%
DPx Holdings B.V. 7.500%, 02/01/22 (144A) (a)	1,255,000	1,327,162
Endo Finance LLC / Endo Finco, Inc. 7.250%, 01/15/22 (144A)	255,000	234,600
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/23 (144A) (a)	640,000	560,800
6.500%, 02/01/25 (144A) (a)	811,000	679,212
Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22 (a)	629,000	651,015
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.500%, 10/01/24 (144A) (a)	684,000	716,422
Nature’s Bounty Co. (The) 7.625%, 05/15/21 (144A) (a)	2,206,000	2,283,210
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	175,000	132,689
5.375%, 03/15/20 (144A)	26,000	21,970
5.500%, 03/01/23 (144A)	27,000	20,250
5.625%, 12/01/21 (144A)	972,000	753,300
5.875%, 05/15/23 (144A)	1,079,000	814,645
6.125%, 04/15/25 (144A)	38,000	28,548
6.375%, 10/15/20 (144A)	2,053,000	1,763,650

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. 6.750%, 08/15/18 (144A)	6,000	5,685
6.750%, 08/15/21 (144A)	503,000	417,490
7.000%, 10/01/20 (144A)	1,320,000	1,137,675
7.250%, 07/15/22 (144A)	330,000	269,775
7.500%, 07/15/21 (144A)	1,588,000	1,345,830

		13,163,928

Pipelines—5.2%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 09/15/24 (144A)	140,000	141,400
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25 (144A) (a)	1,144,000	1,167,235
7.000%, 06/30/24 (144A)	1,660,000	1,796,950
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.000%, 12/15/20 (a)	85,000	87,125
6.250%, 04/01/23	85,000	86,700
DCP Midstream LLC 5.850%, 05/21/43 (144A) (e)	105,000	89,250
6.450%, 11/03/36 (144A) (a)	557,000	557,000
6.750%, 09/15/37 (144A) (a)	581,000	586,810
Energy Transfer Equity L.P. 5.500%, 06/01/27	1,170,000	1,140,750
5.875%, 01/15/24 (a)	1,279,000	1,320,567
7.500%, 10/15/20	897,000	1,000,155
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.625%, 06/15/24	215,000	211,238
5.750%, 02/15/21 (a)	241,000	243,410
6.000%, 05/15/23	243,000	247,253
6.750%, 08/01/22 (a)	647,000	672,233
Kinder Morgan, Inc. 6.700%, 02/15/27	62,930	57,398
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	6,207,000	6,470,797
7.768%, 12/15/37 (144A)	768,000	814,080
9.625%, 06/01/19 (144A)	445,000	466,137
ONEOK, Inc. 4.250%, 02/01/22 (a)	180,000	180,900
7.500%, 09/01/23 (a)	545,000	626,750
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A)	365,000	384,163
6.000%, 01/15/19 (144A) (a)	298,000	312,900
6.850%, 07/15/18 (144A)	92,000	97,175
6.875%, 04/15/40 (144A)	1,942,000	1,932,290
Sabine Pass Liquefaction LLC 5.000%, 03/15/27 (144A)	47,000	47,411
5.625%, 02/01/21 (a)	686,000	734,020
5.625%, 04/15/23 (a)	2,528,000	2,686,000
5.625%, 03/01/25	412,000	440,840
5.750%, 05/15/24	4,176,000	4,478,760
5.875%, 06/30/26 (144A)	450,000	484,875
6.250%, 03/15/22	348,000	381,060

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 09/15/24 (144A)	489,000	$485,332
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25 (144A) (a)	197,000	195,523
5.250%, 05/01/23	38,000	38,380
5.375%, 02/01/27 (144A)	118,000	116,820
6.375%, 08/01/22	640,000	662,400
6.750%, 03/15/24	190,000	203,775
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.125%, 10/15/21	103,000	108,150
6.250%, 10/15/22	1,159,000	1,228,540
Williams Cos., Inc. (The) 3.700%, 01/15/23 (a)	143,000	137,995
4.550%, 06/24/24 (a)	816,000	809,880
5.750%, 06/24/44 (a)	2,136,000	2,071,920

		36,002,347

Real Estate—0.5%
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (d)	415,088	598,518
ATF Netherlands B.V. 2.125%, 03/13/23 (EUR)	100,000	104,744
Realogy Group LLC / Realogy Co-Issuer Corp. 4.500%, 04/15/19 (144A)	174,000	179,220
4.875%, 06/01/23 (144A) (a)	2,165,000	2,089,225
5.250%, 12/01/21 (144A)	652,000	668,300
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (b) (f) (g)	70,000	0

		3,640,007

Real Estate Investment Trusts—1.4%
Communications Sales & Leasing, Inc. / CSL Capital LLC 7.125%, 12/15/24 (144A)	1,403,000	1,417,030
8.250%, 10/15/23 (a)	1,180,000	1,250,800
Equinix, Inc. 5.375%, 04/01/23 (a)	320,000	332,000
ESH Hospitality, Inc. 5.250%, 05/01/25 (144A) (a)	300,000	298,500
GEO Group, Inc. (The) 5.125%, 04/01/23	715,000	686,400
5.875%, 10/15/24	590,000	581,888
6.000%, 04/15/26	176,000	172,920
iStar, Inc. 4.000%, 11/01/17 (a)	340,000	341,700
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.500%, 09/01/26 (144A) (a)	733,000	703,680
5.625%, 05/01/24 (144A) (a)	3,312,000	3,469,320
Starwood Property Trust, Inc. 5.000%, 12/15/21 (144A) (a)	611,000	619,187

Real Estate Investment Trusts—(Continued)
VEREIT Operating Partnership L.P. 4.125%, 06/01/21	200,000	203,000

		10,076,425

Retail—2.1%
Asbury Automotive Group, Inc. 6.000%, 12/15/24	816,000	834,360
Dollar Tree, Inc. 5.750%, 03/01/23 (a)	1,841,000	1,949,288
Groupe Fnac S.A. 3.250%, 09/30/23 (EUR)	100,000	108,160
J.C. Penney Corp., Inc. 6.375%, 10/15/36	296,000	249,010
7.400%, 04/01/37	555,000	499,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.000%, 06/01/24 (144A)	98,000	100,083
L Brands, Inc. 6.875%, 11/01/35 (a)	829,000	845,580
Mobilux Finance SAS 5.500%, 11/15/24 (EUR)	100,000	110,415
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A)	1,267,000	940,747
Penske Automotive Group, Inc. 5.500%, 05/15/26	460,000	454,250
5.750%, 10/01/22	881,000	907,430
Punch Taverns Finance B, Ltd. 5.943%, 09/30/22 (GBP)	260,580	319,031
Punch Taverns Finance plc 5.901%, 10/15/27 (144A) (GBP) (e)	259,000	303,235
Rite Aid Corp. 6.125%, 04/01/23 (144A)	2,620,000	2,816,500
6.750%, 06/15/21 (a)	886,000	930,300
7.700%, 02/15/27	928,000	1,160,000
9.250%, 03/15/20	750,000	778,125
Sonic Automotive, Inc. 5.000%, 05/15/23 (a)	227,000	220,757
THOM Europe SAS 7.375%, 07/15/19 (EUR)	100,000	111,055
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	296,135	383,521
6.464%, 03/30/32 (GBP)	300,000	324,952
6.542%, 03/30/21 (GBP)	62,480	83,309
Yum! Brands, Inc. 3.875%, 11/01/23 (a)	252,000	241,290

		14,670,898

Semiconductors—0.8%
Advanced Micro Devices, Inc. 7.000%, 07/01/24 (a)	149,000	154,588
7.500%, 08/15/22	187,000	202,427
Micron Technology, Inc. 5.250%, 08/01/23 (144A) (a)	773,000	775,899
5.500%, 02/01/25	80,000	79,600
5.625%, 01/15/26 (144A)	187,000	185,364

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Microsemi Corp. 9.125%, 04/15/23 (144A)	94,000	$109,510
NXP B.V. / NXP Funding LLC 3.875%, 09/01/22 (144A)	378,000	382,725
4.125%, 06/15/20 (144A)	867,000	897,345
4.125%, 06/01/21 (144A) (a)	1,149,000	1,186,342
4.625%, 06/15/22 (144A)	220,000	230,450
4.625%, 06/01/23 (144A)	201,000	211,050
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	696,000	682,080
Sensata Technologies UK Financing Co. plc 6.250%, 02/15/26 (144A)	425,000	444,125

		5,541,505

Software—3.1%
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A) (a)	1,031,000	963,341
First Data Corp. 5.750%, 01/15/24 (144A)	4,516,000	4,659,970
7.000%, 12/01/23 (144A) (a)	3,777,000	4,022,505
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. 8.625%, 11/15/24 (144A) (a)	1,250,000	1,323,062
Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 05/01/21 (144A) (a) (d)	752,000	774,560
Infor U.S., Inc. 6.500%, 05/15/22	3,247,000	3,384,997
Informatica LLC 7.125%, 07/15/23 (144A) (a)	537,000	512,835
Nuance Communications, Inc. 5.375%, 08/15/20 (144A) (a)	260,000	267,475
5.625%, 12/15/26 (144A)	248,000	243,846
6.000%, 07/01/24 (144A) (a)	495,000	511,088
PTC, Inc. 6.000%, 05/15/24 (a)	272,000	286,960
RP Crown Parent LLC 7.375%, 10/15/24 (144A)	656,000	680,600
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A) (a)	1,925,000	2,165,625
Sophia L.P. / Sophia Finance, Inc. 9.000%, 09/30/23 (144A)	664,000	705,500
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23 (a)	655,000	678,744
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (EUR)	100,000	97,402

		21,278,510

Storage/Warehousing—0.2%
Mobile Mini, Inc. 5.875%, 07/01/24	1,525,000	1,578,375

Telecommunications—8.0%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29 (a)	2,373,000	2,473,852

Telecommunications—(Continued)
Anixter, Inc. 5.625%, 05/01/19 (a)	135,000	141,244
Cellnex Telecom S.A. 2.375%, 01/16/24 (EUR)	100,000	104,117
CenturyLink, Inc. 6.450%, 06/15/21 (a)	1,441,000	1,516,652
7.500%, 04/01/24	362,000	380,100
7.650%, 03/15/42	419,000	366,625
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A) (a)	1,880,000	1,988,100
Columbus Cable Barbados, Ltd. 7.375%, 03/30/21 (144A)	1,042,000	1,108,834
CommScope Technologies Finance LLC 6.000%, 06/15/25 (144A)	682,000	722,920
CommScope, Inc. 5.500%, 06/15/24 (144A)	317,000	328,095
Consolidated Communications, Inc. 6.500%, 10/01/22 (a)	540,000	535,950
Digicel Group, Ltd. 7.125%, 04/01/22 (144A)	770,000	597,320
Digicel, Ltd. 6.000%, 04/15/21 (144A)	2,937,000	2,656,428
eircom Finance DAC 4.500%, 05/31/22 (EUR)	100,000	110,266
Frontier Communications Corp. 6.250%, 09/15/21 (a)	690,000	653,775
6.875%, 01/15/25 (a)	2,840,000	2,406,900
7.125%, 03/15/19	50,000	52,938
7.125%, 01/15/23 (a)	575,000	520,375
7.625%, 04/15/24 (a)	687,000	614,865
8.500%, 04/15/20	270,000	283,500
11.000%, 09/15/25 (a)	535,000	552,387
GTT Escrow Corp. 7.875%, 12/31/24 (144A)	178,000	185,601
Hughes Satellite Systems Corp. 5.250%, 08/01/26 (144A)	552,000	540,960
6.625%, 08/01/26 (144A) (a)	637,000	640,185
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	1,153,000	776,891
7.250%, 04/01/19 (a)	1,141,000	958,440
Level 3 Financing, Inc. 5.125%, 05/01/23	636,000	638,385
5.250%, 03/15/26 (144A)	388,000	384,120
5.375%, 01/15/24 (a)	456,000	460,560
5.375%, 05/01/25 (a)	202,000	206,040
5.625%, 02/01/23	338,000	346,450
Matterhorn Telecom S.A. 3.875%, 05/01/22 (EUR)	175,000	189,998
Nokia Oyj 6.625%, 05/15/39	1,078,000	1,137,290
OTE plc 3.500%, 07/09/20 (EUR)	100,000	107,318
Play Finance 2 S.A. 5.250%, 02/01/19 (EUR)	550,000	588,771
SES S.A. 5.625%, 01/29/24 (EUR) (e)	125,000	134,693

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
SoftBank Group Corp. 4.750%, 07/30/25 (EUR)	232,000	$264,973
Sprint Capital Corp. 6.875%, 11/15/28	4,602,000	4,544,475
6.900%, 05/01/19	580,000	614,075
8.750%, 03/15/32	294,000	323,400
Sprint Communications, Inc. 7.000%, 08/15/20 (a)	555,000	588,361
9.000%, 11/15/18 (144A)	5,200,000	5,733,000
Sprint Corp. 7.125%, 06/15/24 (a)	2,364,000	2,434,920
7.250%, 09/15/21 (a)	666,000	707,625
7.875%, 09/15/23	3,022,000	3,225,985
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	803,000	804,502
T-Mobile USA, Inc. 6.000%, 03/01/23 (a)	880,000	929,500
6.375%, 03/01/25	146,000	156,038
6.500%, 01/15/24 (a)	620,000	664,950
6.500%, 01/15/26 (a)	550,000	594,687
6.633%, 04/28/21	256,000	267,200
6.731%, 04/28/22	614,000	641,630
6.836%, 04/28/23 (a)	155,000	166,044
Telecom Italia Capital S.A. 6.000%, 09/30/34 (a)	1,817,000	1,680,725
6.375%, 11/15/33	358,000	341,890
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	190,000	255,269
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A)	200,000	195,500
6.375%, 06/24/19 (GBP)	700,000	943,321
Telefonica Europe B.V. 3.750%, 03/15/22 (EUR) (e)	100,000	102,897
4.200%, 12/04/19 (EUR) (e)	300,000	322,095
5.000%, 03/31/20 (EUR) (e)	400,000	436,324
Telesat Canada / Telesat LLC 8.875%, 11/15/24 (144A)	412,000	429,510
Wind Acquisition Finance S.A. 4.000%, 07/15/20 (EUR)	407,000	436,299
4.750%, 07/15/20 (144A)	200,000	201,500
6.500%, 04/30/20 (144A) (a)	200,000	208,000
7.375%, 04/23/21 (144A)	1,675,000	1,742,000
Windstream Services LLC 7.500%, 06/01/22	196,000	192,080
7.750%, 10/01/21 (a)	64,000	65,792

		55,625,512

Textiles—0.0%
Springs Industries, Inc. 6.250%, 06/01/21	133,000	137,655

Transportation—0.6%
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A)	1,014,000	1,049,490

Transportation—(Continued)
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	145,000	161,380
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	617,000	638,595
XPO Logistics, Inc. 5.750%, 06/15/21 (EUR)	100,000	111,602
6.125%, 09/01/23 (144A) (a)	1,371,000	1,432,695
6.500%, 06/15/22 (144A)	785,000	824,250

		4,218,012

Total Corporate Bonds & Notes (Cost $554,320,706)		563,111,801

Floating Rate Loans (i)—8.6%

Advertising—0.1%
inVentiv Health, Inc.
Term Loan B, 4.750%, 11/09/23	808,000	810,904

Aerospace/Defense—0.2%
Silver II U.S. Holdings LLC
Term Loan, 4.000%, 12/13/19	1,107,688	1,050,227

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC
Term Loan, 6.500%, 03/19/21	53,332	43,649
Ceva Logistics U.S. Holdings, Inc.
Term Loan, 6.500%, 03/19/21	511,045	418,258

		461,907

Airlines—0.1%
Northwest Airlines, Inc.
Term Loan, 2.465%, 09/10/18	545,667	535,408
Term Loan, 3.085%, 03/10/17	148,666	148,102

		683,510

Chemicals—0.5%
Ascend Performance Materials Operations LLC
Term Loan B, 6.500%, 08/12/22	2,900,315	2,920,858
Chemours Co. (The)
Term Loan B, 3.770%, 05/12/22	58,343	58,325
Platform Specialty Products Corp.
Term Loan B5, 4.500%, 06/07/20	242,225	245,465

		3,224,648

Commercial Services—0.1%
Jaguar Holding Co. II
Term Loan B, 4.250%, 08/18/22	1,023,866	1,035,385

Electric—0.4%
Calpine Corp.
Term Loan B5, 05/27/22 (j)	417,939	420,290
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/30/17	569,000	573,410

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
TEX Operations Co. LLC
Term Loan B, 5.000%, 08/04/23	1,032,509	$1,042,189
Term Loan C, 5.000%, 08/04/23	224,076	227,105
Vistra Operations Co. LLC
Term Loan B2, 12/14/23 (j)	727,000	736,996

		2,999,990

Electrical Components & Equipment—0.3%
Cortes NP Acquisition Corp.
Term Loan B, 6.000%, 11/30/23	1,755,500	1,773,055

Entertainment—0.3%
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	1,684,389	1,693,864
2nd Lien Term Loan, 8.000%, 08/01/22	93,087	93,640

		1,787,504

Forest Products & Paper—0.1%
Wilsonart LLC
Term Loan, 12/19/23 (j)	489,532	494,734

Health Care Equipment & Supplies—0.1%
Air Medical Group Holdings, Inc.
Term Loan B, 4.250%, 04/28/22	610,700	609,784

Healthcare-Products—0.3%
Alere, Inc.
Term Loan B, 4.250%, 06/18/22	758,398	758,263
DJO Finance LLC
Term Loan, 4.250%, 06/08/20	494,076	474,930
Immucor, Inc.
Term Loan B2, 5.000%, 08/17/18	1,048,538	1,015,771

		2,248,964

Healthcare-Services—0.1%
MPH Acquisition Holdings LLC
Term Loan B, 5.000%, 06/07/23	385,243	392,673

Insurance—0.1%
Alliant Holdings I, Inc.
Incremental Term Loan B2, 5.253%, 08/12/22	311,644	315,540
AssuredPartners, Inc.
Term Loan B, 5.250%, 10/21/22	319,358	324,648

		640,188

Internet—0.3%
RP Crown Parent LLC
Term Loan B, 4.500%, 10/12/23	417,000	419,823
Tibco Software, Inc.
Term Loan B, 6.500%, 12/04/20	1,329,196	1,336,391

		1,756,214

Lodging—1.0%
Caesars Entertainment Operating Co.
Term Loan B7, 03/01/17 (f)	1,223,170	1,431,863
Caesars Entertainment Resort Properties LLC
Term Loan B, 7.000%, 10/11/20	5,681,406	5,749,583
Four Seasons Holdings, Inc.
Term Loan B, 3.750%, 11/30/23	96,000	97,180

		7,278,626

Machinery—0.1%
Gates Global, Inc.
Term Loan B, 4.250%, 07/06/21	850,371	852,231

Media—1.1%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 07/23/21	610,938	612,923
iHeartCommunications, Inc.
Term Loan D, 7.520%, 01/30/19	2,362,158	1,927,126
Information Resources, Inc. 1st Lien Term Loan, 12/16/23 (j)	176,000	177,686
Ligado Networks LLC 2nd Lien Term Loan, 12/07/20 (f)	1,147,621	797,597
Term Loan, 06/15/20 (f)	4,763,172	4,453,566

		7,968,898

Mining—0.1%
FMG Resources (August 2006) Pty, Ltd.
Term Loan B, 3.750%, 06/30/19	560,332	562,153

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc.
Term Loan B, 4.750%, 11/26/20	459,084	456,584

Oil & Gas—1.1%
California Resources Corp.
Term Loan, 11.375%, 12/31/21	940,000	1,048,100
Term Loan A, 3.770%, 10/01/19	1,401,843	1,354,530
Chesapeake Energy Corp.
Term Loan, 8.500%, 08/23/21	3,781,891	4,130,139
CITGO Holding, Inc.
Term Loan B, 9.500%, 05/12/18	918,184	932,415
MEG Energy Corp.
Term Loan, 3.750%, 03/31/20	217,145	210,767

		7,675,951

Oil & Gas Services—0.1%
Weatherford International, Ltd.
Term Loan, 3.080%, 07/13/20	787,273	754,798

Packaging & Containers—0.2%
Flex Acquisition Co., Inc. 1st Lien Term Loan, 12/13/23 (j)	1,133,000	1,145,393
Signode Industrial Group U.S., Inc.
Term Loan B, 4.000%, 05/01/21	340,142	341,630

		1,487,023

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.3%
DPx Holdings B.V.
Incremental Term Loan, 4.250%, 03/11/21	637,104	$642,214
Valeant Pharmaceuticals International, Inc.
Term Loan B, 5.000%, 02/13/19	59,647	59,647
Term Loan B C2, 5.250%, 12/11/19	221,723	221,769
Term Loan B E, 5.250%, 08/05/20	745,566	744,900
Tranche A, 4.520%, 10/20/18	173,323	173,070
Vizient, Inc.
Term Loan B, 5.000%, 02/13/23	258,303	262,716

		2,104,316

Retail—0.0%
J. Crew Group, Inc.
Term Loan B, 4.000%, 03/05/21	302,672	171,136
Leslie’s Poolmart, Inc.
Term Loan, 5.250%, 08/16/23	97,467	98,522

		269,658

Semiconductors—0.0%
CEVA Intercompany B.V.
Term Loan, 6.500%, 03/19/21	359,174	293,961

Software—0.6%
BMC Software Finance, Inc.
Term Loan, 5.000%, 09/10/20	1,796,463	1,794,093
Kronos, Inc. 1st Lien Term Loan, 5.000%, 11/01/23	1,341,000	1,355,081
2nd Lien Term Loan, 9.250%, 11/01/24	1,310,000	1,352,166

		4,501,340

Technology Hardware, Storage & Peripherals—0.0%
Oberthur Technologies S.A.
Term Loan B1, 12/14/23 (j)	119,434	120,628
Term Loan B2, 12/14/23 (j)	193,566	195,550

		316,178

Telecommunications—0.8%
Consolidated Communications, Inc.
Term Loan B2, 10/05/23 (j)	757,000	762,950
Hawaiian Telcom Communications, Inc.
Term Loan B, 5.250%, 06/06/19	257,083	259,092
Intelsat Jackson Holdings S.A.
Term Loan B2, 3.750%, 06/30/19	2,448,680	2,374,782
RCN Grande 1st Lien Term Loan, 12/02/23 (j)	632,000	636,674
Virgin Media Investment Holdings, Ltd.
Term Loan I, 01/31/25 (j)	1,347,000	1,354,857

		5,388,355

Transportation—0.0%
CEVA Group PLC
Term Loan, 6.500%, 03/19/21	348,940	285,586

Total Floating Rate Loans (Cost $59,408,242)		60,165,345

Asset-Backed Securities—2.8%

Asset-Backed - Other—2.8%
ALM XIV, Ltd. 4.340%, 07/28/26 (144A) (e)	250,000	247,332
AMMC CLO 18, Ltd. 5.937%, 05/26/28 (144A) (e)	500,000	505,456
Anchorage Capital CLO 8, Ltd. 4.921%, 07/28/28 (144A) (e)	1,000,000	998,685
Apidos CLO 4.532%, 07/22/26 (144A) (e)	550,000	538,519
Ares XXXIX CLO, Ltd. 8.132%, 07/18/28 (144A) (e)	1,000,000	1,009,653
Ares XXXVII CLO, Ltd. 7.680%, 10/15/26 (144A) (e)	500,000	492,763
Atlas Senior Loan Fund, Ltd. 3.406%, 08/15/24 (144A) (e)	500,000	491,644
4.806%, 08/15/24 (144A) (e)	500,000	497,519
Ballyrock CLO, Ltd. 3.516%, 10/15/28 (144A) (e)	1,000,000	999,887
BlueMountain CLO, Ltd. 6.328%, 04/13/27 (144A) (e)	250,000	233,253
Carlyle Global Market Strategies CLO, Ltd. 3.530%, 07/15/25 (144A) (e)	500,000	500,206
7.788%, 10/20/29 (144A) (e)	750,000	742,090
Cedar Funding III CLO, Ltd. 4.461%, 05/20/26 (144A) (e)	270,000	258,624
CIFC Funding, Ltd. 3.682%, 07/22/26 (144A) (e)	1,000,000	1,000,132
HPS Loan Management, Ltd. 7.084%, 07/19/27 (144A) (e)	800,000	766,997
LCM L.P. 4.030%, 08/25/24 (144A) (e)	500,000	500,391
5.821%, 04/15/22 (144A) (e)	1,000,000	975,189
Madison Park Funding XIV, Ltd. 4.481%, 07/20/26 (144A) (e)	250,000	246,990
Madison Park Funding, Ltd. 3.095%, 04/22/22 (144A) (e)	250,000	250,007
4.145%, 04/22/22 (144A) (e)	250,000	250,014
Neuberger Berman CLO XIII, Ltd. 3.732%, 01/23/24 (144A) (e)	1,000,000	1,000,171
Neuberger Berman CLO XX, Ltd. 7.330%, 01/15/28 (144A) (e)	500,000	473,883
OCP CLO, Ltd. 2.481%, 10/20/26 (144A) (e)	500,000	500,016
Octagon Investment Partners 26, Ltd. 5.830%, 04/15/27 (144A) (e)	500,000	504,773
Octagon Investment Partners 27, Ltd. 7.762%, 07/15/27 (144A) (e)	1,000,000	999,952

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
Octagon Investment Partners XII, Ltd. 5.779%, 05/05/23 (144A) (e)	400,000	$393,353
Octagon Investment Partners, Ltd. 2.610%, 10/25/25 (144A) (e)	1,500,000	1,500,256
OneMain Financial Issuance Trust 4.320%, 07/18/25 (144A)	200,000	197,250
Race Point CLO, Ltd. 2.390%, 04/15/27 (144A) (e)	500,000	501,164
Sound Point Clo XII, Ltd. 5.131%, 10/20/28 (144A) (e)	500,000	498,004
Symphony CLO, Ltd. 5.760%, 04/15/28 (144A) (e)	250,000	252,327
Venture CLO, Ltd. 2.980%, 07/15/26 (144A) (e)	500,000	500,348
Westcott Park Clo, Ltd. 5.231%, 07/20/28 (144A) (e)	500,000	503,354
8.081%, 07/20/28 (144A) (e)	500,000	501,016

Total Asset-Backed Securities (Cost $19,425,959)		19,831,218

Mutual Funds—2.8%

Investment Company Securities—2.8%
Financial Select Sector SPDR Fund	146,290	3,401,242
iShares iBoxx $ High Yield Corporate Bond ETF (a) (k)	20,140	1,743,117
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF) (a)	332,762	12,129,175
SPDR S&P Oil & Gas Exploration & Production ETF (a)	56,918	2,357,544

Total Mutual Funds (Cost $18,626,962)		19,631,078

Common Stocks—1.5%

Banks—0.5%
Bank of America Corp.	37,618	831,358
Citigroup, Inc.	14,467	859,774
JPMorgan Chase & Co.	10,160	876,706
Wells Fargo & Co.	15,201	837,727

		3,405,565

Capital Markets—0.3%
Goldman Sachs Group, Inc. (The)	3,591	859,865
Morgan Stanley	19,863	839,212
Uranium Participation Corp. (l)	28,400	80,378

		1,779,455

Chemicals—0.0%
Advanced Emissions Solutions, Inc. (a) (l)	11,202	103,507

Consumer Finance—0.2%
Ally Financial, Inc. (Private Placement) (l)	88,451	1,682,338

Diversified Telecommunication Services—0.0%
Broadview Networks Holdings, Inc. (l)	52,942	63,530

Household Durables—0.1%
Stanley-Martin Communities LLC (b) (c) (l)	450	903,542

Oil, Gas & Consumable Fuels—0.2%
Gener8 Maritime, Inc. (l)	266,132	1,192,271

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (l)	22,900	1,316,979

Total Common Stocks (Cost $12,849,245)		10,447,187

Convertible Preferred Stock—0.9%

Hotels, Restaurants & Leisure—0.9%
Amaya, Inc.
Zero Coupon, 12/31/49 (CAD) (Cost $6,986,453)	7,581,000	6,050,007

Preferred Stocks—0.5%

Banks—0.5%
GMAC Capital Trust, 6.691% (e)	143,228	3,637,991

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC (144A) (b) (l)	25	0

Total Preferred Stocks (Cost $3,805,108)		3,637,991

Convertible Bonds—0.3%

Diversified Financial Services—0.0%
E*Trade Financial Corp.
Zero Coupon, 08/31/19	11,000	36,902

Media—0.1%
DISH Network Corp. 3.375%, 08/15/26 (144A)	696,000	792,135

Mining—0.0%
Nyrstar NV 5.000%, 07/11/22 (EUR)	100,000	113,707

Oil & Gas—0.1%
Chesapeake Energy Corp. 5.500%, 09/15/26 (144A)	672,000	727,440

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Convertible Bonds—(Continued)

Security Description	Shares/ Principal/ Notional Amount*	Value

Retail—0.0%
Enterprise Funding, Ltd. 3.500%, 09/10/20 (GBP)	100,000	$118,619

Semiconductors—0.1%
Micron Technology, Inc. 3.000%, 11/15/43	625,000	620,703

Total Convertible Bonds (Cost $2,268,762)		2,409,506

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Put - OTC - 10 Year Interest Rate Swap, Exercise Rate 2.40, Expires 02/28/17 (Counterparty -Citibank N.A.)	18,990,000	184,099

Options on Exchange-Traded Futures Contracts—0.0%
Put - iShares Russell 2000 ETF, Exercise Price $132.00, Expires 01/20/17	1,446	182,196

Total Purchased Options (Cost $492,651)		366,295

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (b) (g)	1,395,000	0
Lear Corp. (b) (g)	1,530,000	0

		0

Chemicals—0.0%
Momentive Performance Materials, Inc.	1,398,000	0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (g)	489,000	28,118
Lehman Brothers Holdings, Inc. (g)	1,740,000	100,050

		128,168

Total Escrow Shares (Cost $0)		128,168

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/12/19 (c) (l) (Cost $16)	1,601	1,958

Short-Term Investment—1.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $8,723,794 on 01/03/17, collateralized by $8,940,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $8,903,078.	8,723,765	8,723,765

Total Short-Term Investments (Cost $8,723,765)		8,723,765

Securities Lending Reinvestments (m)—21.0%

Certificates of Deposit—9.8%
Barclays New York 0.894%, 02/10/17 (e)	3,000,000	3,000,970
Cooperative Rabobank UA New York 1.278%, 10/13/17 (e)	1,500,000	1,500,338
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (e)	4,000,000	4,003,156
Credit Industriel et Commercial 1.245%, 04/05/17 (e)	1,100,000	1,100,594
Credit Suisse AG New York 1.335%, 04/03/17 (e)	1,100,000	1,100,241
1.364%, 04/11/17 (e)	3,000,000	3,000,654
DG Bank New York 0.940%, 01/12/17	2,500,000	2,500,132
0.950%, 01/03/17	500,000	500,004
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	1,700,000	1,699,702
DZ Bank London 0.990%, 03/01/17	2,000,000	2,000,420
ING Bank NV 1.265%, 04/18/17 (e)	3,500,000	3,506,416
KBC Bank NV 1.000%, 01/04/17	500,000	500,000
1.050%, 01/17/17	3,400,000	3,400,408
KBC Brussells 1.050%, 01/27/17	2,000,000	2,000,380
Landesbank Hessen-Thüringen London
Zero Coupon, 01/24/17	2,394,493	2,398,968
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (e)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (e)	2,000,000	2,000,602
1.436%, 04/18/17 (e)	3,000,000	3,000,942
National Australia Bank London 1.034%, 05/02/17 (e)	3,000,000	3,002,832
Natixis New York 1.262%, 04/07/17 (e)	1,000,000	1,000,401
Rabobank London 1.281%, 10/13/17 (e)	1,500,000	1,503,598
Royal Bank of Canada New York 1.145%, 04/04/17 (e)	1,000,000	999,743
1.281%, 10/13/17 (e)	3,000,000	3,002,325

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Bank New York 1.215%, 05/05/17 (e)	1,500,000	$1,502,499
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (e)	1,000,000	1,000,510
1.395%, 04/12/17 (e)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (e)	2,000,000	2,000,236
1.364%, 04/10/17 (e)	2,500,000	2,500,967
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	4,000,000	4,000,696
UBS, Stamford 1.084%, 05/12/17 (e)	1,300,000	1,299,901
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	1,800,000	1,800,504
1.264%, 10/26/17 (e)	1,700,000	1,701,161

		68,533,473

Commercial Paper—4.2%
ABN AMRO Funding USA 0.910%, 01/11/17	1,995,450	1,999,378
Atlantic Asset Securitization LLC 0.990%, 01/12/17	997,525	999,676
Barton Capital Corp. 1.160%, 03/28/17	2,991,300	2,992,212
Commonwealth Bank Australia 1.236%, 10/23/17 (e)	2,500,000	2,501,405
Den Norske ASA 1.206%, 04/27/17 (e)	1,700,000	1,700,090
HSBC plc 1.216%, 04/25/17 (e)	4,100,000	4,099,824
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
Ridgefield Funding Co. LLC 1.000%, 01/03/17	997,500	999,943
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Starbird Funding Corp. 0.930%, 02/10/17	4,488,375	4,495,684
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	697,877	699,687
Victory Receivables Corp. 1.050%, 01/04/17	249,278	249,982
Westpac Banking Corp. 1.232%, 10/20/17 (e)	2,700,000	2,704,714

		29,440,255

Repurchase Agreements—5.9%
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $2,100,207 on 01/03/17, collateralized by $2,118,347 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $2,142,000.	2,100,000	2,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,300,137 on 01/03/17, collateralized by $1,327,170 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,326,007	1,300,000	1,300,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $8,304,031 on 01/03/17, collateralized by various Common Stock with a value of $9,225,907.	8,300,000	8,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,514,677 on 03/03/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $1,353,707 on 01/03/17, collateralized by $6,966,085 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $1,380,711.	1,353,638	1,353,638
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $2,500,282 on 01/03/17, collateralized by $2,473,388 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $2,551,292.	2,500,000	2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,814,345 on 04/03/17, collateralized by various Common Stock with a value of $3,080,000.	2,800,000	2,800,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	5,000,000

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	$5,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $4,000,302 on 01/03/17, collateralized by $5,869,458 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $4,080,000.	4,000,000	4,000,000

		40,853,638

Time Deposits—1.1%
OP Corporate Bank plc 1.010%, 01/04/17	1,900,000	1,900,000
1.200%, 01/23/17	500,000	500,000
Royal Bank of Canada London 0.700%, 01/04/17	2,000,000	2,000,000
Shinkin Central Bank 1.200%, 01/27/17	500,000	500,000
1.220%, 01/26/17	2,500,000	2,500,000

		7,400,000

Total Securities Lending Reinvestments (Cost $146,187,139)		146,227,366

Total Investments—120.6% (Cost $833,095,008) (n)		840,731,685
Other assets and liabilities (net)—(20.6)%		(143,859,466)

Net Assets—100.0%		$696,872,219

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $140,411,828 and the collateral received consisted of cash in the amount of $146,153,207. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.6% of net assets.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $4,318,558, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Illiquid security. As of December 31, 2016, these securities represent 0.1% of net assets.
(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2016, the value of securities pledged amounted to $1,862,275.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after December 31, 2016, at which time the interest rate will be determined.
(k)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(n)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $836,318,120. The aggregate unrealized appreciation and depreciation of investments were $24,170,751 and $(19,757,186), respectively, resulting in net unrealized appreciation of $4,413,565 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $295,906,490, which is 42.5% of net assets.
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
HMH Publishing Co., Ltd. 06/12/19	06/22/14	1,601	$16	$1,958
National Air Cargo Group, Inc., 11.875%, 05/08/18	08/11/15	352,597	352,635	352,597
National Air Cargo Group, Inc., 11.875%, 05/02/18	08/11/15	337,961	337,998	337,961
Stanley-Martin Communities LLC	10/22/07	450	245,671	903,542
Sterling Entertainment Enterprises LLC, 9.750%, 12/15/19	12/28/12	2,750,000	2,750,000	2,722,500

				$4,318,558

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Deutsche Bank AG	2.000%	11/09/16	OPEN	USD	841,426	$841,426
Credit Suisse Securities (USA) LLC	0.990%	12/21/16	OPEN	USD	930,000	930,000

Total						$1,771,426

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	8,696,000	JPMorgan Chase Bank N.A.	01/05/17	$6,469,853	$(7,070)
EUR	22,879,000	Barclays Bank plc	01/05/17	24,324,381	238,996
EUR	276,000	Barclays Bank plc	01/05/17	294,806	4,253
EUR	47,000	Barclays Bank plc	01/05/17	50,189	711
EUR	142,000	Citibank N.A.	01/05/17	151,424	1,936
EUR	179,000	The Northern Trust Company	01/05/17	190,277	1,838
EUR	665,000	Barclays Bank plc	02/03/17	702,335	1,257
GBP	5,129,000	Royal Bank of Scotland plc	01/05/17	6,405,326	84,106

Net Unrealized Appreciation					$326,027

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	03/08/17	(3)	EUR	(396,987)	$(4,108)
Euro-Bund Futures	03/08/17	(6)	EUR	(971,456)	(14,152)
S&P 500 E-Mini Index Futures	03/17/17	(16)	USD	(1,814,477)	25,517

Net Unrealized Appreciation					$7,257

Written Options

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - iShares Russell 2000 ETF	$119.000	01/20/17	(1,446)	$(161,600)	$(13,014)	148,586

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.27.V1	5.000%	12/20/21	3.542%	USD	12,993,000	$263,365

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	8.000%	09/20/17	Deutsche Bank AG	0.303%	USD	1,500,000	$83,971	$—	$83,971
Fiat Chrysler Automobiles NV 4.500%, due 04/15/17	5.000%	12/20/21	Citibank N.A.	3.169%	EUR	40,000	3,560	2,913	647
UniCredit S.p.A. 0.629%, due 04/10/2017	1.000%	12/20/21	Barclays Bank plc	1.743%	EUR	30,000	(1,120)	(1,765)	645

Totals							$86,411	$1,148	$85,263

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,642,407	$—	$2,642,407
Aerospace/Defense	—	11,434,618	690,558	12,125,176
Agriculture	—	216,320	—	216,320
Airlines	—	5,673,788	—	5,673,788
Apparel	—	170,129	—	170,129
Auto Manufacturers	—	593,744	—	593,744
Auto Parts & Equipment	—	2,721,041	—	2,721,041
Banks	—	12,748,762	—	12,748,762
Building Materials	—	6,655,120	—	6,655,120
Chemicals	—	11,049,960	—	11,049,960
Coal	—	6,712,570	—	6,712,570
Commercial Services	—	18,259,802	—	18,259,802
Computers	—	5,695,838	—	5,695,838
Cosmetics/Personal Care	—	288,697	—	288,697
Distribution/Wholesale	—	4,538,186	—	4,538,186
Diversified Financial Services	—	19,875,653	—	19,875,653
Electric	—	8,025,418	—	8,025,418
Electrical Components & Equipment	—	370,590	—	370,590
Electronics	—	952,326	—	952,326
Engineering & Construction	—	1,711,338	—	1,711,338
Entertainment	—	4,292,901	0	4,292,901
Environmental Control	—	1,827,222	—	1,827,222
Food	—	7,404,533	—	7,404,533
Food Service	—	68,063	—	68,063
Forest Products & Paper	—	352,512	—	352,512
Gas	—	1,069,772	—	1,069,772
Healthcare-Products	—	6,192,963	—	6,192,963
Healthcare-Services	—	30,075,574	—	30,075,574
Holding Companies-Diversified	—	147,247	—	147,247
Home Builders	—	5,334,970	—	5,334,970
Home Furnishings	—	106,530	—	106,530
Household Products/Wares	—	1,003,915	—	1,003,915
Insurance	—	5,123,178	—	5,123,178
Internet	—	6,379,227	—	6,379,227
Iron/Steel	—	4,778,795	—	4,778,795
Leisure Time	—	1,507,155	—	1,507,155

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Lodging	$—	$9,880,881	$—	$9,880,881
Machinery-Construction & Mining	—	1,603,111	—	1,603,111
Machinery-Diversified	—	1,628,355	—	1,628,355
Media	—	67,805,740	2,722,500	70,528,240
Metal Fabricate/Hardware	—	6,361,501	—	6,361,501
Mining	—	29,874,491	—	29,874,491
Miscellaneous Manufacturing	—	5,299,329	—	5,299,329
Office/Business Equipment	—	806,465	—	806,465
Oil & Gas	—	58,599,839	—	58,599,839
Oil & Gas Services	—	1,442,412	—	1,442,412
Packaging & Containers	—	14,462,581	—	14,462,581
Pharmaceuticals	—	13,163,928	—	13,163,928
Pipelines	—	36,002,347	—	36,002,347
Real Estate	—	3,640,007	0	3,640,007
Real Estate Investment Trusts	—	10,076,425	—	10,076,425
Retail	—	14,670,898	—	14,670,898
Semiconductors	—	5,541,505	—	5,541,505
Software	—	21,278,510	—	21,278,510
Storage/Warehousing	—	1,578,375	—	1,578,375
Telecommunications	—	55,625,512	—	55,625,512
Textiles	—	137,655	—	137,655
Transportation	—	4,218,012	—	4,218,012
Total Corporate Bonds & Notes	—	559,698,743	3,413,058	563,111,801
Total Floating Rate Loans*	—	60,165,345	—	60,165,345
Total Asset-Backed Securities*	—	19,831,218	—	19,831,218
Total Mutual Funds*	19,631,078	—	—	19,631,078
Common Stocks
Banks	3,405,565	—	—	3,405,565
Capital Markets	1,779,455	—	—	1,779,455
Chemicals	103,507	—	—	103,507
Consumer Finance	1,682,338	—	—	1,682,338
Diversified Telecommunication Services	63,530	—	—	63,530
Household Durables	—	—	903,542	903,542
Oil, Gas & Consumable Fuels	1,192,271	—	—	1,192,271
Wireless Telecommunication Services	1,316,979	—	—	1,316,979
Total Common Stocks	9,543,645	—	903,542	10,447,187
Total Convertible Preferred Stock*	—	6,050,007	—	6,050,007
Preferred Stocks
Banks	3,637,991	—	—	3,637,991
Diversified Financial Services	—	—	0	0
Total Preferred Stocks	3,637,991	—	0	3,637,991
Total Convertible Bonds*	—	2,409,506	—	2,409,506
Purchased Options
Interest Rate Swaptions	—	184,099	—	184,099
Options on Exchange-Traded Futures Contracts	182,196	—	—	182,196
Total Purchased Options	182,196	184,099	—	366,295
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Chemicals	—	—	0	0
Diversified Financial Services	—	128,168	—	128,168
Total Escrow Shares	—	128,168	0	128,168
Total Warrant*	—	1,958	—	1,958
Total Short-Term Investment*	—	8,723,765	—	8,723,765

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Securities Lending Reinvestments*	$—	$146,227,366	$—	$146,227,366
Total Investments	$32,994,910	$803,420,175	$4,316,600	$840,731,685

Collateral for Securities Loaned (Liability)	$—	$(146,167,462)	$—	$(146,167,462)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$333,097	$—	$333,097
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,070)	—	(7,070)
Total Forward Contracts	$—	$326,027	$—	$326,027
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$25,517	$—	$—	$25,517
Futures Contracts (Unrealized Depreciation)	(18,260)	—	—	(18,260)
Total Futures Contracts	$7,257	$—	$—	$7,257
Written Options at Value	$(13,014)	$—	$—	$(13,014)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$263,365	$—	$263,365
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$87,531	$—	$87,531
OTC Swap Contracts at Value (Liabilities)	—	(1,120)	—	(1,120)
Total OTC Swap Contracts	$—	$86,411	$—	$86,411
Total Reverse Repurchase Agreements (Liability)	$—	$(1,771,426)	$—	$(1,771,426)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$838,988,568
Affiliated investments at value (c)	1,743,117
Cash	641,229
Cash denominated in foreign currencies (d)	1,410,873
Cash collateral (e)	812,970
OTC swap contracts at market value (f)	87,531
Unrealized appreciation on forward foreign currency exchange contracts	333,097
Receivable for:
Investments sold	1,497,354
Fund shares sold	27,171
Dividends and interest	9,676,750
Variation margin on futures contracts	14,725
Interest on OTC swap contracts	34,413
Variation margin on centrally cleared swap contracts	12,271
Prepaid expenses	1,915

Total Assets	855,281,984
Liabilities
Written options at value (g)	13,014
Reverse repurchase agreements	1,771,426
OTC swap contracts at market value (h)	1,120
Cash collateral for OTC swap contracts	400,000
Unrealized depreciation on forward foreign currency exchange contracts	7,070
Collateral for securities loaned	146,153,207
Payables for:
Investments purchased	8,867,900
Securities lending cash collateral	34,760
Fund shares redeemed	389,336
Interest on reverse repurchase agreements	415
Accrued Expenses:
Management fees	351,097
Distribution and service fees	54,398
Deferred trustees’ fees	101,823
Other expenses	264,199

Total Liabilities	158,409,765

Net Assets	$696,872,219

Net Assets Consist of:
Paid in surplus	$688,575,628
Undistributed net investment income	37,569,830
Accumulated net realized loss	(37,707,260)
Unrealized appreciation on investments, affiliated investments, written options, futures contracts, swap contracts and foreign currency transactions	8,434,021

Net Assets	$696,872,219

Net Assets
Class A	$436,578,385
Class B	260,293,834
Capital Shares Outstanding*
Class A	56,850,679
Class B	34,298,325
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.68
Class B	7.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $831,353,363.
(b)	Includes securities loaned at value of $140,411,828.
(c)	Identified cost of affiliated investments was $1,741,645.
(d)	Identified cost of cash denominated in foreign currencies was $1,425,207.
(e)	Includes collateral of $126,470 for futures contracts, and $686,500 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $2,913.
(g)	Premiums received on written options were $161,600.
(h)	Net premium received on OTC swap contracts was $1,765.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$1,086,745
Dividends from affiliated investments	103,786
Interest (a)	40,628,849
Securities lending income	489,437
Other income (b)	268,497

Total investment income	42,577,314
Expenses
Management fees	4,088,653
Administration fees	21,979
Custodian and accounting fees	207,703
Distribution and service fees—Class B	629,753
Interest expense	1,891
Audit and tax services	77,581
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	46,626
Insurance	4,880
Miscellaneous	20,661

Total expenses	5,181,087
Less management fee waiver	(9,469)

Net expenses	5,171,618

Net Investment Income	37,405,696

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(14,802,591)
Affiliated investments	(209,756)
Futures contracts	(4,969,120)
Written options	129,952
Swap contracts	2,342,788
Foreign currency transactions	2,658,360

Net realized loss	(14,850,367)

Net change in unrealized appreciation (depreciation) on:
Investments	66,195,955
Affiliated investments	328,008
Futures contracts	747,031
Written options	148,586
Swap contracts	(113,644)
Foreign currency transactions	481,714

Net change in unrealized appreciation	67,787,650

Net realized and unrealized gain	52,937,283

Net Increase in Net Assets From Operations	$90,342,979

(a)	Net of foreign withholding taxes of $746.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,405,696	$38,569,871
Net realized loss	(14,850,367)	(9,808,140)
Net change in unrealized appreciation (depreciation)	67,787,650	(55,017,156)

Increase (decrease) in net assets from operations	90,342,979	(26,255,425)

From Distributions to Shareholders
Net investment income
Class A	(29,175,416)	(40,375,454)
Class B	(16,860,304)	(21,629,568)
Net realized capital gains
Class A	0	(4,472,730)
Class B	0	(2,481,532)

Total distributions	(46,035,720)	(68,959,284)

Decrease in net assets from capital share transactions	(9,336,471)	(11,616,482)

Total increase (decrease) in net assets	34,970,788	(106,831,191)

Net Assets
Beginning of period	661,901,431	768,732,622

End of period	$696,872,219	$661,901,431

Undistributed net investment income
End of period	$37,569,830	$45,343,979

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,155,931	$15,838,038	3,875,950	$31,673,653
Reinvestments	4,103,434	29,175,416	5,809,350	44,848,184
Redemptions	(7,984,451)	(58,922,269)	(11,404,097)	(89,044,428)

Net decrease	(1,725,086)	$(13,908,815)	(1,718,797)	$(12,522,591)

Class B
Sales	6,554,020	$48,111,644	6,243,034	$49,449,796
Reinvestments	2,398,336	16,860,304	3,155,903	24,111,100
Redemptions	(8,275,582)	(60,399,604)	(9,338,421)	(72,654,787)

Net increase	676,774	$4,572,344	60,516	$906,109

Decrease derived from capital shares transactions		$(9,336,471)		$(11,616,482)

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$7.21		$8.22		$8.86	$8.93	$8.36

Income (Loss) from Investment Operations
Net investment income (a)	0.41	(b)	0.42		0.48	0.54	0.59
Net realized and unrealized gain (loss) on investments	0.58		(0.69)		(0.16)	0.26	0.73

Total from investment operations	0.99		(0.27)		0.32	0.80	1.32

Less Distributions
Distributions from net investment income	(0.52)		(0.67)		(0.55)	(0.62)	(0.64)
Distributions from net realized capital gains	0.00		(0.07)		(0.41)	(0.25)	(0.11)

Total distributions	(0.52)		(0.74)		(0.96)	(0.87)	(0.75)

Net Asset Value, End of Period	$7.68		$7.21		$8.22	$8.86	$8.93

Total Return (%) (c)	14.26		(3.86	)(e)	3.65 (e)	9.52	16.80 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67		0.67		0.68	0.69	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67		0.66		0.67	0.66	0.65
Net ratio of expenses to average net assets (%)	0.67		0.67		0.68	0.66	0.65
Net ratio of expenses to average net assets excluding interest expense (%)	0.67		0.66		0.67	0.66	0.65
Ratio of net investment income to average net assets (%)	5.58	(b)	5.24		5.60	6.18	6.90
Portfolio turnover rate (%)	89		75		70	108	85
Net assets, end of period (in millions)	$436.6		$422.2		$495.7	$538.3	$589.6

	Class B
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$7.13		$8.14		$8.78	$8.85	$8.29

Income (Loss) from Investment Operations
Net investment income (a)	0.39	(b)	0.39		0.45	0.51	0.56
Net realized and unrealized gain (loss) on investments	0.57		(0.68)		(0.15)	0.27	0.74

Total from investment operations	0.96		(0.29)		0.30	0.78	1.30

Less Distributions
Distributions from net investment income	(0.50)		(0.65)		(0.53)	(0.60)	(0.63)
Distributions from net realized capital gains	0.00		(0.07)		(0.41)	(0.25)	(0.11)

Total distributions	(0.50)		(0.72)		(0.94)	(0.85)	(0.74)

Net Asset Value, End of Period	$7.59		$7.13		$8.14	$8.78	$8.85

Total Return (%) (c)	13.98		(4.16	)(e)	3.42 (e)	9.33	16.54 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92		0.92		0.93	0.94	-0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92		0.91		0.92	0.91	0.90
Net ratio of expenses to average net assets (%)	0.92		0.92		0.93	0.91	0.90
Net ratio of expenses to average net assets excluding interest expense (%)	0.92		0.91		0.92	0.91	0.90
Ratio of net investment income to average net assets (%)	5.33	(b)	4.99		5.34	5.94	6.65
Portfolio turnover rate (%)	89		75		70	108	85
Net assets, end of period (in millions)	$260.3		$239.7		$273.0	$309.0	$324.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2012, 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

MIST-33

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

MIST-34

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, paydown gain (loss) adjustments, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $8,723,765. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,853,638. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of

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Notes to Financial Statements—December 31, 2016—(Continued)

business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 366 days. The average amount of borrowings was $1,938,704 and the annualized weighted average interest rate was 4.38% during the 366 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2016:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Deutsche Bank AG	$(841,426)	$841,426	$—
Credit Suisse Securities (USA) LLC	(930,000)	930,000	—

	$(1,771,426)	$1,771,426	$—

[1]	Collateral with a value of $1,862,275 has been pledged in connection with open reverse repurchase agreements and is noted in the Schedule of Investments. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(107,249)	$—	$—	$—	$(107,249)
Corporate Bonds & Notes	(139,843,711)	—	—	—	(139,843,711)
Mutual Funds	(6,202,247)	—	—	—	(6,202,247)
Total	$(146,153,207)	$—	$—	$—	$(146,153,207)
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,771,426)	$—	$—	$—	$(1,771,426)
Total Borrowings	$(147,924,633)	$—	$—	$—	$(147,924,633)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(147,924,633)

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Notes to Financial Statements—December 31, 2016—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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Notes to Financial Statements—December 31, 2016—(Continued)

requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	$—
Options written	669	20,778
Options bought back	(669)	(20,778)

Options outstanding December 31, 2016	—	$—

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	$—
Options written	3,341	272,750
Options bought back	(1,895)	(111,150)

Options outstanding December 31, 2016	1,446	$161,600

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the

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Notes to Financial Statements—December 31, 2016—(Continued)

Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

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Notes to Financial Statements—December 31, 2016—(Continued)

event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$184,099
			Unrealized depreciation on futures contracts (b) (c)	$18,260
Credit	OTC swap contracts at market value (d)	87,531	OTC swap contracts at market value (d)	1,120
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	263,365
Equity	Investments at market value (a) (c)	182,196
	Unrealized appreciation on futures contracts (b) (c)	25,517
			Written options at value (c)	13,014
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	333,097	Unrealized depreciation on forward foreign currency exchange contracts	7,070

Total		$1,075,805		$39,464

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Excludes OTC swap interest receivable of $34,413.
(e)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$245,217	$(1,120)	$—	$244,097
Citibank N.A.	189,595	—	—	189,595
Deutsche Bank AG	83,971	—	(83,971)	—
Royal Bank of Scotland plc	84,106	—	—	84,106
The Northern Trust Company	1,838	—	—	1,838

	$604,727	$(1,120)	$(83,971)	$519,636

MIST-41

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,120	$(1,120)	$—	$—
JPMorgan Chase Bank N.A.	7,070	—	—	7,070

	$8,190	$(1,120)	$—	$7,070

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$304,664	$—	$(872,935)	$—	$(568,271)
Forward foreign currency transactions	—	—	—	1,038,074	1,038,074
Futures contracts	(209,599)	—	(4,759,521)	—	(4,969,120)
Swap contracts	—	2,342,788	—	—	2,342,788
Written options	—	—	129,952	—	129,952

	$95,065	$2,342,788	$(5,502,504)	$1,038,074	$(2,026,577)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(39,479)	$—	$(86,877)	$—	$(126,356)
Forward foreign currency transactions	—	—	—	492,249	492,249
Futures contracts	(62,855)	—	809,886	—	747,031
Swap contracts	—	(113,644)	—	—	(113,644)
Written options	—	—	148,586	—	148,586

	$(102,334)	$(113,644)	$871,595	$492,249	$1,147,866

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$7,996,830
Forward foreign currency transactions	90,052,485
Futures contracts short	(1,368,052)
Swap contracts	16,251,848
Written options	(109,120)

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-42

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-43

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$593,541,668	$0	$593,238,935

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, that amounted to $13,909,488 in purchases and $980,921 in sales of investments, which are included above, and resulted in realized losses of $127,276.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $4,088,653.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-44

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying ETFs during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Net Realized Loss on shares sold	Income earned from Affiliates during the period
iShares iBoxx $ High Yield Corporate Bond ETF	84,049	135,624	(199,533)	20,140	$(209,756)	$103,786

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$46,035,720	$64,861,263	$—	$4,098,021	$46,035,720	$68,959,284

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$38,438,291	$—	$4,528,999	$(34,568,877)	$8,398,413
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment accumulated short term capital losses of $10,336,649 and post enactment accumulated long term capital losses of $24,232,228, and no pre-enactment capital loss carryforwards.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-45

Met Investors Series Trust

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-46

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-47

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-48

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-49

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-50

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-51

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the five-year period ended October 31, 2016, but underperformed this benchmark for the one- and three-year periods ending October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-Advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-52

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-53

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-54

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-55

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-56

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 1.15%, 0.87%, and 0.90%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 4.06%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate stocks were modestly positive in a volatile year, returning 4.1%, outperforming global bonds but trailing global equities. Performance for the year was led by returns in the North American and the Asia-Pacific regions, up 7.0% and 5.6%, respectively. Europe was the worst performing region, down -7.8%, stemming largely from the political and economic concerns after the surprise result of the “Brexit” vote in June for the U.K. to leave the European Union (“E.U.”). Major changes in economic outlook, evidenced by wide swings in interest rates, created a challenging market environment. A “growth scare” early in the year put into motion an intense search for dividend yield which persisted through much of the year. Geographies, sectors and companies with above-average dividend yield sharply outperformed in this environment, as growth expectations were discounted in exchange for the certainty of current return via the dividend. This search abated at the end of 2016 as the surprising U.S. election result rekindled optimism for future U.S. economic growth along with expectations for higher inflation and interest rates. Financial markets extrapolated a Trump campaign platform which emphasized significant fiscal stimulus, including corporate and individual tax cuts, increased fiscal spending, and regulatory reform in healthcare and banking. Real estate stocks ultimately ended the year in positive territory as investors digested the “new news” of higher rates but also prospectively higher economic growth looking out to 2017, growth which ultimately may benefit demand for commercial property.

Near-term headwinds from higher interest rates are weighing on real estate stocks as they are perceived by many investors to be rate sensitive. With real estate companies trading at an 8% discount to our estimate of inherent real estate value of net asset value (NAV), and an implied capitalization rate approaching 6% globally, we believe this to be a misperception and the sell-off to be overdone.

While global risks have become more elevated in the aftermath of surprising political outcomes in 2016, we continue to believe any meaningful volatility creates a potential opportunity to buy high quality real estate companies with visible earnings at discounted prices. The spread between cap rates and 10-year sovereign bond yields additionally remains at wide levels despite the recent movement in interest rates and suggests that there is a further “cushion” should bond yields rise further.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s negative relative performance was driven by two primary factors in 2016 that run contrary to our long-term historic track-record: 1) poor stock selection in North America, and 2) the asset allocation impact to the Portfolio from the unexpected Brexit referendum vote, which negatively impacted our investments in Europe. North American stock selection accounted for over two-thirds of our relative underperformance for the year. Our North American stock selection was uncharacteristically poor and was driven by two primary factors: 1) outperformance of high dividend yielding stocks in the U.S. and Canada versus our fundamental approach of owning attractively valued stocks that offer good earnings growth prospects; 2) an overweight concentration in high quality, coastal apartment stocks. Approximately one-quarter of the Portfolio’s underperformance in 2016 was related to its European allocation. European stock selection suffered as a result of the unexpected result of the Brexit referendum vote. We were approximately 1.0% overweight the U.K. property sector the day before the Brexit vote and, within the Portfolio’s U.K. overweight, were overweight London-centric office companies, which suffered the most following the vote. Contributors to relative performance during the year included the value added from an overweight to the outperforming U.S. market as well as positive asset allocation in the Asia-Pacific region, led by the contribution from an underweight to the underperforming Hong Kong market. Despite this year’s difficult relative performance, we remain staunch believers that real estate investing for long-term success requires a focus on total return (i.e., yield and growth). Fundamentals do matter and performance is a function of property fundamentals and valuation.

At period end, we favored the U.S. and preferred attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. The Portfolio was overweight sectors and stocks where we are positive on the fundamentals and the valuations seem reasonable to cheap, and it was underweight where fundamentals are weak and valuations are not cheap to justify poor fundamentals. We favored Class-A mall companies, industrial, technology, office and residential companies; we were more selective in the self-storage, healthcare, net lease and hotel sectors. We were neutral on shopping centers. Residential stocks underperformed in 2016 in the face of supply concerns in coastal markets and decelerating top-line growth but are reaching more attractive valuations with still robust absolute growth. Class-A mall stocks have been oversold on on-line shopping concerns and we believe offer good value at these levels. We remained selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which we expect will see fiscal stimulus, increased consumer spending, and higher rates of inflation.

In the Asia-Pacific region, we liked Australia and Japan. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to attractively priced capital by quality institutional investors, including listed real estate companies. In Japan, we preferred companies with exposure to the Tokyo office market, which continued to experience improved rental growth as

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

vacancies have reached the 4% threshold at which landlords enjoy increasing pricing power, particularly with an increase in inflation expectations. We also liked Japanese retail in urban locations which was benefiting from strong inbound tourism and consumer spending as well as Japanese Real Estate Investment Trusts with access to robust acquisition pipelines from their sponsors. We remained cautious in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, housing policy risk, and the headwinds from rising interest rates.

We were cautious about Europe, the Middle East and Africa at period end. Property companies in the U.K. continued to be subject to elevated macro-economic risk because of Brexit. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U., and issues surrounding where we are in the economic and real estate cycles, we believe cautious positioning is appropriate in the U.K. We expect an average basket of U.K. commercial property in the private market will materially soften in gross asset value in the medium term (through 2018). We believe U.K. retail values should fall less than London offices though and be viewed as a more stable asset class, particularly Class-A regional malls. U.K. property shares should continue to be volatile and subject to the political vagaries of the Brexit process.

We believe the Continental European listed property companies have generally steady business models, but expect them to come under pressure in the face of increased political risk in the coming year. We consider the Portfolio’s positions in the German residential and dominant European mall companies to be more defensive and, therefore, more desirable in this uncertain environment, although the Continent should see increased political risk in the coming year as the result of elections in a number of important countries including the Netherlands, France, Italy, and Germany. With increased anti-globalization sentiment in many of these countries, election outcomes should be subject to increased unpredictability. The Portfolio’s positioning in the Paris office market would benefit from any future relocation of companies from the U.K., as well as from gradually improving office fundamentals, but both will take time. We remain selective on the office markets in Paris and on the Continent.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	1.15	8.28	0.99
Class B	0.87	8.00	0.74
Class E	0.90	8.10	0.83
FTSE EPRA /NAREIT Developed Index	4.06	9.48	1.48

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	5.0
Vornado Realty Trust (REIT)	3.1
General Growth Properties, Inc. (REIT)	3.0
ProLogis, Inc. (REIT)	3.0
Equity Residential (REIT)	2.8
Welltower, Inc. (REIT)	2.7
AvalonBay Communities, Inc. (REIT)	2.6
Klepierre (REIT)	2.5
Mitsui Fudosan Co., Ltd.	2.4
Public Storage (REIT)	2.4

Top Countries

% of Net Assets
United States	58.5
Japan	13.0
Australia	7.6
France	6.7
Hong Kong	4.5
United Kingdom	4.5
Germany	2.1
Netherlands	0.9
Sweden	0.8
Singapore	0.5

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.64%	$1,000.00	$945.60	$3.13
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B	Actual	0.89%	$1,000.00	$944.50	$4.35
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

Class E	Actual	0.79%	$1,000.00	$944.70	$3.86
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Australia—7.6%
Dexus Property Group (REIT)	1,146,244	$7,978,699
Goodman Group (REIT)	3,133,857	16,167,988
GPT Group (The) (REIT)	4,337,542	15,728,831
Mirvac Group (REIT)	11,951,122	18,344,106
Scentre Group (REIT)	9,394,385	31,531,930
Vicinity Centres (REIT)	818,064	1,769,560
Westfield Corp. (REIT)	2,187,312	14,845,248

		106,366,362

France—6.7%
Gecina S.A. (REIT)	146,297	20,226,000
ICADE (REIT)	73,731	5,260,489
Klepierre (REIT)	897,682	35,258,281
Unibail-Rodamco SE (REIT)	138,749	33,074,801

		93,819,571

Germany—2.1%
Deutsche Wohnen AG	216,272	6,782,116
LEG Immobilien AG (a)	301,115	23,359,457

		30,141,573

Hong Kong—4.5%
Cheung Kong Property Holdings, Ltd.	2,194,000	13,304,779
Link REIT (The) (REIT)	3,264,100	21,077,877
Sun Hung Kai Properties, Ltd.	2,365,300	29,613,857

		63,996,513

Japan—13.0%
Daito Trust Construction Co., Ltd.	102,500	15,394,581
GLP J-REIT (REIT)	5,475	6,306,486
Invincible Investment Corp. (REIT)	8,600	3,859,360
Japan Real Estate Investment Corp. (REIT)	216	1,177,966
Japan Retail Fund Investment Corp. (REIT)	9,268	18,770,969
Kenedix Office Investment Corp. (REIT)	2,422	13,910,910
Mitsubishi Estate Co., Ltd.	1,571,756	31,156,311
Mitsui Fudosan Co., Ltd.	1,481,574	34,187,866
Mori Hills REIT Investment Corp. (REIT)	6,952	9,397,749
Nippon Prologis REIT, Inc. (REIT)	9,539	19,501,857
Orix JREIT, Inc. (REIT)	8,543	13,482,124
Sumitomo Realty & Development Co., Ltd.	573,000	15,183,636

		182,329,815

Netherlands—0.9%
Eurocommercial Properties NV (REIT)	196,474	7,564,190
NSI NV (REIT) (b)	1,313,326	4,952,206

		12,516,396

Singapore—0.5%
Ascendas Real Estate Investment Trust (REIT)	2,159,300	3,373,944
Mapletree Commercial Trust (REIT)	3,140,442	3,020,829

		6,394,773

Spain—0.2%
Hispania Activos Inmobiliarios SOCIMI S.A. (REIT)	278,750	3,281,287

Sweden—0.8%
Fabege AB	170,216	2,778,084
Hufvudstaden AB - A Shares	545,980	8,609,737

		11,387,821

United Kingdom—4.5%
Derwent London plc (REIT)	84,606	2,886,921
Great Portland Estates plc (REIT)	703,840	5,788,329
Hammerson plc (REIT)	1,628,178	11,471,559
Land Securities Group plc (REIT)	2,173,346	28,710,053
Safestore Holdings plc (REIT)	911,484	3,920,573
Segro plc (REIT)	1,299,943	7,356,608
Unite Group plc (The)	417,423	3,120,510

		63,254,553

United States—56.7%
Alexandria Real Estate Equities, Inc. (REIT)	156,500	17,391,845
American Campus Communities, Inc. (REIT) (c)	255,400	12,711,258
American Homes 4 Rent Trust (REIT) - Class A (c)	288,600	6,054,828
AvalonBay Communities, Inc. (REIT)	203,880	36,117,342
Boston Properties, Inc. (REIT)	44,000	5,534,320
Crown Castle International Corp. (REIT)	97,400	8,451,398
CubeSmart (REIT)	384,960	10,305,379
DCT Industrial Trust, Inc. (REIT)	313,427	15,006,885
DDR Corp. (REIT) (c)	1,258,133	19,211,691
Digital Realty Trust, Inc. (REIT) (c)	344,839	33,883,880
Duke Realty Corp. (REIT)	265,800	7,059,648
Equity Residential (REIT)	612,050	39,391,538
Gaming and Leisure Properties, Inc. (REIT)	644,700	19,740,714
General Growth Properties, Inc. (REIT) (c)	1,711,144	42,744,377
HCP, Inc. (REIT) (c)	380,300	11,302,516
Healthcare Realty Trust, Inc. (REIT) (c)	410,575	12,448,634
Healthcare Trust of America, Inc. (REIT) - Class A	407,669	11,867,245
Highwoods Properties, Inc. (REIT) (c)	184,978	9,435,728
Host Hotels & Resorts, Inc. (REIT) (c)	1,509,877	28,446,083
Kilroy Realty Corp. (REIT)	238,400	17,455,648
Kimco Realty Corp. (REIT)	1,245,500	31,336,780
Paramount Group, Inc. (REIT) (c)	540,900	8,648,991
ProLogis, Inc. (REIT) (c)	787,892	41,592,819
Public Storage (REIT)	152,760	34,141,860
QTS Realty Trust, Inc. (REIT) - Class A (c)	203,000	10,078,950
Regency Centers Corp. (REIT)	368,800	25,428,760
Simon Property Group, Inc. (REIT)	397,679	70,655,628
SL Green Realty Corp. (REIT)	302,660	32,551,083
Spirit Realty Capital, Inc. (REIT)	1,531,912	16,636,564
Sun Communities, Inc. (REIT) (c)	322,000	24,668,420
Sunstone Hotel Investors, Inc. (REIT) (c)	744,007	11,346,107
UDR, Inc. (REIT) (c)	597,675	21,803,184
VEREIT, Inc. (REIT)	2,608,281	22,066,057
Vornado Realty Trust (REIT) (c)	420,652	43,903,449
Welltower, Inc. (REIT) (c)	565,657	37,859,423

		797,279,032

Total Common Stocks (Cost $1,335,075,552)		1,370,767,696

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investment—1.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $24,820,538 on 01/03/17, collateralized by $24,460,000 U.S. Treasury Note at 2.375% due 12/31/20 with a value of $25,317,127.	24,820,455	$24,820,455

Total Short-Term Investments (Cost $24,820,455)		24,820,455

Securities Lending Reinvestments (d)—8.5%

Certificates of Deposit—3.9%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (e)	3,000,000	2,999,385
Bank of Montreal London
Zero Coupon, 01/12/17	2,998,090	2,999,452
Bank of Nova Scotia Houston 1.201%, 11/03/17 (e)	2,000,000	2,001,693
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (e)	2,500,000	2,500,050
1.300%, 04/21/17	4,009,058	4,002,216
Barclays New York 0.894%, 02/10/17 (e)	2,500,000	2,500,809
BNP Paribas New York 1.226%, 08/04/17 (e)	1,000,000	1,000,444
Credit Suisse AG New York 1.444%, 04/24/17 (e)	2,100,000	2,100,493
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	1,000,000	999,825
DZ Bank AG New York 1.010%, 02/27/17	3,200,000	3,200,925
KBC Brussells 1.050%, 01/27/17	2,500,000	2,500,475
1.050%, 02/07/17	1,500,000	1,500,375
Landesbank Hessen-Thüringen London
Zero Coupon, 01/24/17	2,244,837	2,249,032
Mizuho Bank Ltd. New York 1.361%, 04/26/17 (e)	2,000,000	1,999,898
1.402%, 03/07/17 (e)	2,000,775	2,002,432
National Australia Bank London 1.034%, 05/02/17 (e)	1,500,000	1,501,416
National Bank of Canada 0.650%, 01/06/17	6,500,000	6,500,260
Shizuoka Bank New York 0.840%, 01/03/17	1,700,000	1,700,007
Sumitomo Bank New York 1.336%, 06/19/17 (e)	2,500,000	2,499,810
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	2,000,000	2,003,663
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (e)	2,000,000	2,000,236
UBS, Stamford 1.084%, 05/12/17 (e)	1,000,000	999,924

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	1,100,000	1,100,308
1.264%, 10/26/17 (e)	1,500,000	1,501,024

		54,364,152

Commercial Paper—2.2%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	2,392,720	2,397,905
Den Norske ASA 1.206%, 04/27/17 (e)	1,000,000	1,000,053
HSBC plc 1.216%, 04/25/17 (e)	2,500,000	2,499,893
Macquarie Bank, Ltd. 0.930%, 01/19/17	249,406	249,846
1.160%, 03/20/17	5,982,407	5,985,028
Manhattan Asset Funding Co. 0.760%, 01/06/17	1,936,773	1,937,754
National Australia Bank, Ltd. 1.288%, 12/06/17 (e)	3,500,000	3,500,007
Starbird Funding Corp. 1.240%, 06/13/17 (e)	5,500,000	5,499,554
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,995,867	3,999,552
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,493,333	2,498,120
Westpac Banking Corp. 1.232%, 10/20/17 (e)	1,500,000	1,502,619

		31,070,331

Repurchase Agreements—2.1%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $6,301,173 on 01/03/17, collateralized by various Common Stock with a value of $7,002,797.	6,300,000	6,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $36,470 on 01/03/17, collateralized by $187,674 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $37,198.	36,469	36,469

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,608,197 on 04/03/17, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	$1,600,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $15,002,479 on 01/03/17, collateralized by $24,076,040 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $15,301,881.	15,000,000	15,000,000

		28,936,469

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	800,000	800,000
Royal Bank of Canada London 0.700%, 01/04/17	2,000,000	2,000,000
Shinkin Central Bank 1.200%, 01/27/17	300,000	300,000
1.220%, 01/26/17	1,200,000	1,200,000

		4,300,000

Total Securities Lending Reinvestments (Cost $118,653,671)		118,670,952

Total Investments—107.8% (Cost $1,478,549,678) (f)		1,514,259,103
Other assets and liabilities (net)—(7.8)%		(108,958,746)

Net Assets—100.0%		$1,405,300,357

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Illiquid security. As of December 31, 2016, these securities represent 0.4% of net assets.
(c)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $116,618,868 and the collateral received consisted of cash in the amount of $118,639,734. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,501,485,126. The aggregate unrealized appreciation and depreciation of investments were $67,025,209 and $(54,251,232), respectively, resulting in net unrealized appreciation of $12,773,977 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Retail REIT’s	26.2
Office REIT’s	12.5
Diversified REIT’s	10.6
Residential REIT’s	10.3
Diversified Real Estate Activities	8.9
Specialized REIT’s	8.6
Industrial REIT’s	8.3
Health Care REITs	5.2
Real Estate Operating Companies	3.2
Hotel & Resort REITs	2.8

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$106,366,362	$—	$106,366,362
France	—	93,819,571	—	93,819,571
Germany	—	30,141,573	—	30,141,573
Hong Kong	—	63,996,513	—	63,996,513
Japan	—	182,329,815	—	182,329,815
Netherlands	—	12,516,396	—	12,516,396
Singapore	—	6,394,773	—	6,394,773
Spain	—	3,281,287	—	3,281,287
Sweden	—	11,387,821	—	11,387,821
United Kingdom	—	63,254,553	—	63,254,553
United States	797,279,032	—	—	797,279,032
Total Common Stocks	797,279,032	573,488,664	—	1,370,767,696
Total Short-Term Investment*	—	24,820,455	—	24,820,455
Total Securities Lending Reinvestments*	—	118,670,952	—	118,670,952
Total Investments	$797,279,032	$716,980,071	$—	$1,514,259,103

Collateral for Securities Loaned (Liability)	$—	$(118,639,734)	$—	$(118,639,734)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,514,259,103
Cash denominated in foreign currencies (c)	751
Receivable for:
Investments sold	2,864,998
Fund shares sold	1,394,833
Dividends and interest	7,082,757
Prepaid expenses	4,208

Total Assets	1,525,606,650
Liabilities
Collateral for securities loaned	118,639,734
Payables for:
Investments purchased	124,002
Fund shares redeemed	273,589
Accrued Expenses:
Management fees	714,914
Distribution and service fees	119,807
Deferred trustees’ fees	101,823
Other expenses	332,424

Total Liabilities	120,306,293

Net Assets	$1,405,300,357

Net Assets Consist of:
Paid in surplus	$1,469,769,250
Undistributed net investment income	44,099,123
Accumulated net realized loss	(144,223,892)
Unrealized appreciation on investments and foreign currency transactions	35,655,876

Net Assets	$1,405,300,357

Net Assets
Class A	$813,329,635
Class B	555,224,590
Class E	36,746,132
Capital Shares Outstanding*
Class A	69,891,743
Class B	47,954,657
Class E	3,161,635
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.64
Class B	11.58
Class E	11.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,478,549,678.
(b)	Includes securities loaned at value of $116,618,868.
(c)	Identified cost of cash denominated in foreign currencies was $761.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$46,255,613
Interest	4,239
Securities lending income	323,535
Other income (b)	72,906

Total investment income	46,656,293
Expenses
Management fees	8,922,795
Administration fees	47,414
Custodian and accounting fees	189,338
Distribution and service fees—Class B	1,448,572
Distribution and service fees—Class E	58,251
Audit and tax services	54,792
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	136,732
Insurance	10,384
Miscellaneous	56,040

Total expenses	11,005,678
Less broker commission recapture	(130,116)

Net expenses	10,875,562

Net Investment Income	35,780,731

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	49,051,912
Foreign currency transactions	(514,376)

Net realized gain	48,537,536

Net change in unrealized depreciation on:
Investments	(66,558,701)
Foreign currency transactions	(10,899)

Net change in unrealized depreciation	(66,569,600)

Net realized and unrealized loss	(18,032,064)

Net Increase in Net Assets From Operations	$17,748,667

(a)	Net of foreign withholding taxes of $1,902,172.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,780,731	$33,452,750
Net realized gain	48,537,536	134,160,691
Net change in unrealized depreciation	(66,569,600)	(180,246,601)

Increase (decrease) in net assets from operations	17,748,667	(12,633,160)

From Distributions to Shareholders
Net investment income
Class A	(19,943,364)	(38,353,440)
Class B	(11,979,405)	(25,028,170)
Class E	(849,009)	(1,690,094)

Total distributions	(32,771,778)	(65,071,704)

Decrease in net assets from capital share transactions	(112,174,609)	(354,800,651)

Total decrease in net assets	(127,197,720)	(432,505,515)

Net Assets
Beginning of period	1,532,498,077	1,965,003,592

End of period	$1,405,300,357	$1,532,498,077

Undistributed net investment income
End of period	$44,099,123	$23,904,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,810,085	$21,577,378	1,910,174	$23,691,816
Reinvestments	1,670,298	19,943,364	3,239,311	38,353,440
Redemptions	(8,882,236)	(106,622,816)	(28,686,808)	(361,434,363)

Net decrease	(5,401,853)	$(65,102,074)	(23,537,323)	$(299,389,107)

Class B
Sales	2,800,902	$32,702,967	2,807,691	$34,431,723
Reinvestments	1,006,673	11,979,405	2,121,031	25,028,170
Redemptions	(7,483,659)	(88,901,048)	(9,216,215)	(111,883,074)

Net decrease	(3,676,084)	$(44,218,676)	(4,287,493)	$(52,423,181)

Class E
Sales	227,427	$2,710,861	276,389	$3,415,274
Reinvestments	71,106	849,009	142,744	1,690,094
Redemptions	(536,445)	(6,413,729)	(670,580)	(8,093,731)

Net decrease	(237,912)	$(2,853,859)	(251,447)	$(2,988,363)

Decrease derived from capital shares transactions		$(112,174,609)		$(354,800,651)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.78	$12.43	$11.14	$11.50	$9.32

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.25	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.16)	(0.40)	1.26	0.23	2.15

Total from investment operations	0.14	(0.15)	1.50	0.47	2.42

Less Distributions
Distributions from net investment income	(0.28)	(0.50)	(0.21)	(0.83)	(0.24)

Total distributions	(0.28)	(0.50)	(0.21)	(0.83)	(0.24)

Net Asset Value, End of Period	$11.64	$11.78	$12.43	$11.14	$11.50

Total Return (%) (b)	1.15	(1.23)	13.67	3.76	26.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.64	0.64	0.65	0.66
Ratio of net investment income to average net assets (%)	2.54	2.03	2.07	2.12	2.54
Portfolio turnover rate (%)	42	44	39 (c)	36	43
Net assets, end of period (in millions)	$813.3	$887.3	$1,228.3	$1,200.0	$1,080.7

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.72	$12.36	$11.09	$11.45	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.22	0.22	0.21	0.24
Net realized and unrealized gain (loss) on investments	(0.16)	(0.39)	1.24	0.23	2.14

Total from investment operations	0.11	(0.17)	1.46	0.44	2.38

Less Distributions
Distributions from net investment income	(0.25)	(0.47)	(0.19)	(0.80)	(0.21)

Total distributions	(0.25)	(0.47)	(0.19)	(0.80)	(0.21)

Net Asset Value, End of Period	$11.58	$11.72	$12.36	$11.09	$11.45

Total Return (%) (b)	0.87	(1.40)	13.27	3.55	25.99

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.89	0.89	0.90	0.91
Ratio of net investment income to average net assets (%)	2.29	1.81	1.84	1.86	2.29
Portfolio turnover rate (%)	42	44	39 (c)	36	43
Net assets, end of period (in millions)	$555.2	$605.2	$691.4	$526.2	$518.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.77	$12.41	$11.13	$11.49	$9.31

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.23	0.23	0.22	0.25
Net realized and unrealized gain (loss) on investments	(0.17)	(0.39)	1.25	0.24	2.15

Total from investment operations	0.11	(0.16)	1.48	0.46	2.40

Less Distributions
Distributions from net investment income	(0.26)	(0.48)	(0.20)	(0.82)	(0.22)

Total distributions	(0.26)	(0.48)	(0.20)	(0.82)	(0.22)

Net Asset Value, End of Period	$11.62	$11.77	$12.41	$11.13	$11.49

Total Return (%) (b)	0.90	(1.30)	13.42	3.63	26.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.79	0.79	0.80	0.81
Ratio of net investment income to average net assets (%)	2.38	1.91	1.92	1.96	2.38
Portfolio turnover rate (%)	42	44	39 (c)	36	43
Net assets, end of period (in millions)	$36.7	$40.0	$45.3	$42.7	$41.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to foreign currency transactions, passive foreign investment companies (PFICs), real estate investment trust (REIT) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $24,820,455. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,936,469. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$608,546,781	$0	$726,002,251

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$8,922,795	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$32,771,778	$65,071,704	$—	$—	$32,771,778	$65,071,704

MIST-17

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$57,943,040	$—	$12,720,428	$(135,030,530)	$—	$(64,367,062)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016 the Portfolio utilized capital loss carryforwards of $29,614,719.

As of December 31, 2016, the Portfolio had no accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$47,335,323	$87,695,207	$135,030,530

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-18

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarion Global Real Estate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarion Global Real Estate Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarion Global Real Estate Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-22

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-23

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-24

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Clarion Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Clarion Securities LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio underperformed its Lipper Index for the three- and five-year periods ended June 30, 2016, and outperformed its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year period ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-25

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-26

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-27

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-28

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-29

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 2.98%, 2.68%, and 2.84%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 7.39%.

MARKET ENVIRONMENT/CONDITIONS

Following downside volatility to start the year, 2016 was characterized by steady improvement in investor sentiment and equity performance. The first quarter saw a sharp sell-off in commodity-related sectors that led to the market’s first meaningful correction in over four years. That optimism played out through the rest of the year as stocks shrugged off Brexit (the U.K. referendum to leave the European Union) and a pre-election slump to finish near all-time highs while oil prices rallied 45% on signs that production was coming into balance with demand.

A broadly positive reaction to the presidential election cemented the rally as cyclical stocks positioned to benefit from President-elect Trump’s pro-growth agenda led the market. The Federal Reserve raised interest rates at its December meeting and indicated a more aggressive path of rate tightening may lie ahead. The rate talk buoyed Financials stocks and was indicative of a strengthening economy. The S&P 500 Index gained 11.96% for the year, the Russell 3000 Index advanced 12.74%, and the Russell 2000 Index jumped 21.31%. Growth stocks lagged more cyclically-oriented value stocks with the benchmark Russell 3000 Growth Index underperforming its value counterpart by 1100 basis points.

PORTFOLIO REVIEW/PERIOD END POSITIONING

During the 12-month period ended December 31, 2016, relative to the benchmark Russell 3000 Growth Index, overall sector allocation detracted from the Portfolio’s performance. In particular, an overweight to and stock selection in the Health Care sector accounted for the majority of the Portfolio’s underperformance for the year. Underweights to the Information Technology (“IT”) and Industrials sector and stock selection in the Energy sector also weighed on returns.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Allergan, Valeant Pharmaceuticals, Vertex Pharmaceuticals, and Amgen in the Health Care sector and Weatherford International in the Energy sector.

Allergan is a specialty pharmaceutical maker offering branded and generic drugs including Botox as well as over-the-counter treatments. The stock was hurt earlier in the year when its proposed merger with Pfizer was called off due to changing tax treatment for offshore inversion mergers. Weakness in its portfolio of mature products, including Namenda which treats symptoms of Alzheimer’s disease and Asacol for gastrointestinal condition, which are suffering rapid price erosion, also hurt performance. At year end, we maintained confidence in Allergan and were encouraged by positive news on upcoming trials for several of its key pipeline products.

Valeant Pharmaceuticals is a specialty pharmaceutical company with a broad portfolio of products and treatments in the areas of eye care, neurology, and dermatology, as well as branded generics. The stock struggled after the company announced a surprise loss in its delayed earnings results, cut guidance significantly for 2016, and forced out its CEO.

Vertex Pharmaceuticals is a biotechnology company focused on discovering, developing, and commercializing small-molecule drugs for the treatment of serious diseases, including viral diseases, cystic fibrosis, inflammation, auto-immune diseases, cancer, and pain. Shares fell on a weaker than expected launch for Orkambi, its new treatment for cystic fibrosis, and negative trial results for one of its combination treatments.

Amgen is a biotechnology company that focuses on developing therapies for use in oncology, endocrinology, hematology, neurobiology as well as the treatment of infectious diseases, arthritis, and inflammation. A post-election rebound was not enough to erase losses suffered throughout the year as drug makers came under increasing scrutiny from politicians and commercial payors like pharmacy benefit managers over pricing. Amgen in particular was hurt by increased competition and pricing pressure for its Enbrel arthritis treatment.

Weatherford International is a provider of drilling equipment and related services to oil and gas exploration and production companies. The company took on too much debt to fund expansion prior to the financial crisis and remains in the process of delevering its balance sheet. These actions caused the company to lower its guidance for free cash flow and delay its capital spending plans. We believe Weatherford’s progress has not yet been recognized in its shares, which trade at a big discount to their peers. At period end, we remained encouraged as the company had pushed out most of its debt obligations until 2019, and we expected free cash flow generation to pick up in the near term.

On the positive side, stock selection in the IT and Industrials sectors as well as an overweight to Energy contributed to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included UnitedHealth Group in the Health Care sector, Comcast in the Consumer Discretionary sector, Broadcom in the IT sector, Anadarko Petroleum in the Energy sector, and L3 Technologies in the Industrials sector.

UnitedHealth Group was one of the Portfolio’s top performers in 2016 due to the strength of its leadership franchise in managed care. The company executed well through the year, raising its earnings guidance, and received a boost post-election from the potential repeal of the Affordable Care Act that could create greater demand for private health insurers.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

Comcast offers consumer entertainment, information, and communication products and services, including cable TV systems, internet, and phone services, and consolidated national programming networks. The stock benefited from solid execution across the company’s diversified businesses, the acquisition of DreamWorks Animation and the expected rollout of a wireless service in 2017.

Broadcom produces semiconductors and related technologies for use primarily in wired and wireless communications and storage applications for the consumer and business markets. The company, which closed its merger with Avago Technologies early in the year, continued to execute well in its niche networking and infrastructure markets.

Anadarko Petroleum is an oil exploration and development company with oil and natural gas operations in the Permian Basin in the U.S. and in Mozambique. Shares continued to participate directly in a commodity rebound that saw oil prices rise 45% for the year. The company also benefited from asset sales and new discoveries in the Gulf of Mexico.

L3 Technologies is a contractor in command, control, communications, intelligence, surveillance and reconnaissance systems, aircraft modernization and maintenance, and government services. Shares were lifted as the company won a series of government defense contracts, the highest valued at $1.9 billion, and sentiment about defense spending improved with the election of Donald Trump.

During the period, the Portfolio closed a position in ADT Corp. ahead of its pending acquisition.

For the year ended December 31, 2016, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care, Information Technology, Consumer Discretionary, Energy, and Industrials sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Utilities, or Real Estate sectors. As always, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	2.98	15.39	8.19
Class B	2.68	15.12	7.91
Class E	2.84	15.22	8.02
Russell 3000 Growth Index	7.39	14.44	8.28

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	9.9
Comcast Corp.- Class A	9.8
Amgen, Inc.	8.0
Biogen, Inc.	7.9
Anadarko Petroleum Corp.	6.4
Allergan plc	5.3
Broadcom, Ltd.	5.1
Seagate Technology plc	3.0
L3 Technologies, Inc.	2.8
TE Connectivity, Ltd.	2.8

Top Sectors

% of Net Assets
Health Care	37.4
Information Technology	21.4
Consumer Discretionary	20.4
Energy	11.0
Industrials	6.4
Materials	1.1
Telecommunication Services	0.2

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.56%	$1,000.00	$1,075.60	$2.92
	Hypothetical*	0.56%	$1,000.00	$1,022.32	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,074.60	$4.22
	Hypothetical*	0.81%	$1,000.00	$1,021.06	$4.12

Class E(a)	Actual	0.71%	$1,000.00	$1,075.30	$3.70
	Hypothetical*	0.71%	$1,000.00	$1,021.57	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.9%
Engility Holdings, Inc. (a)	57,266	$1,929,864
L3 Technologies, Inc.	582,900	88,664,919

		90,594,783

Auto Components—0.3%
Adient plc (a)	140,683	8,244,024

Biotechnology—19.3%
Aduro Biotech, Inc. (a) (b)	31,570	359,898
Agios Pharmaceuticals, Inc. (a) (b)	170,800	7,127,484
Amgen, Inc.	1,710,100	250,033,721
Biogen, Inc. (a)	867,860	246,107,739
ImmunoGen, Inc. (a) (b)	499,700	1,019,388
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	23,835,363
ProQR Therapeutics NV (a)	88,300	432,670
Spark Therapeutics, Inc. (a) (b)	53,520	2,670,648
Vertex Pharmaceuticals, Inc. (a)	932,672	68,709,946

		600,296,857

Building Products—1.9%
Johnson Controls International plc	1,406,834	57,947,492

Communications Equipment—0.1%
ARRIS International plc (a)	122,915	3,703,429

Construction & Engineering—0.9%
Fluor Corp.	519,410	27,279,413

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	6,708,895

Electronic Equipment, Instruments & Components—3.3%
Dolby Laboratories, Inc. - Class A	295,300	13,344,607
Fitbit, Inc. - Class A (a) (b)	54,350	397,842
TE Connectivity, Ltd.	1,269,625	87,959,620

		101,702,069

Energy Equipment & Services—4.3%
Core Laboratories NV (b)	514,070	61,708,963
Frank’s International NV (b)	30,500	375,455
National Oilwell Varco, Inc. (b)	916,878	34,327,912
Weatherford International plc (a) (b)	7,614,500	37,996,355

		134,408,685

Health Care Equipment & Supplies—2.0%
Medtronic plc	861,379	61,356,026
Wright Medical Group NV (a) (b)	58,679	1,348,444

		62,704,470

Health Care Providers & Services—9.9%
UnitedHealth Group, Inc.	1,925,450	308,149,018

Internet & Direct Marketing Retail—1.8%
Liberty Expedia Holdings, Inc. - Class A (a)	167,951	6,662,616
Liberty Interactive Corp. - Class A (a) (b)	1,867,200	37,306,656

Internet & Direct Marketing Retail—(Continued)
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	2,324,021
Liberty Ventures - Series A (a)	251,927	9,288,549

		55,581,842

Internet Software & Services—2.5%
Facebook, Inc. - Class A (a)	535,500	61,609,275
Twitter, Inc. (a)	1,100,000	17,930,000

		79,539,275

Machinery—0.6%
Pentair plc	339,804	19,052,810

Media—18.3%
AMC Networks, Inc. - Class A (a) (b)	825,825	43,223,681
CBS Corp. - Class B	323,200	20,561,984
Comcast Corp. - Class A	4,409,600	304,482,880
Liberty Braves Group - Class A (a) (b)	47,058	964,218
Liberty Braves Group - Class C (a)	94,117	1,937,869
Liberty Broadband Corp. - Class A (a)	117,647	8,524,702
Liberty Broadband Corp. - Class C (a) (b)	305,883	22,656,754
Liberty Global plc - Class A (a) (b)	299,400	9,158,646
Liberty Global plc - Class C (a) (b)	299,400	8,892,180
Liberty Global plc LiLAC - Class A (a)	52,325	1,149,057
Liberty Global plc LiLAC - Class C (a) (b)	52,325	1,107,720
Liberty Media Corp.-Liberty Media - Class C (a)	235,294	7,371,761
Liberty Media Corp.-Liberty Media - Class A (a) (b)	117,647	3,688,233
Liberty SiriusXM Group - Class A (a)	470,588	16,244,698
Liberty SiriusXM Group - Class C (a)	941,176	31,924,690
Lions Gate Entertainment Corp. - Class B (a)	348,621	8,555,159
Madison Square Garden Co. (The) - Class A (a) (b)	286,049	49,060,264
MSG Networks, Inc. - Class A (a)	858,150	18,450,225
Viacom, Inc. - Class B	344,700	12,098,970

		570,053,691

Metals & Mining—1.1%
Freeport-McMoRan, Inc. (a)	1,270,800	16,761,852
Nucor Corp.	274,700	16,350,144

		33,111,996

Oil, Gas & Consumable Fuels—6.7%
Anadarko Petroleum Corp.	2,869,860	200,115,338
Newfield Exploration Co. (a)	205,400	8,318,700

		208,434,038

Pharmaceuticals—6.2%
Allergan plc (a)	786,777	165,231,038
Mallinckrodt plc (a)	143,915	7,169,845
Teva Pharmaceutical Industries, Ltd. (ADR)	298,100	10,806,125
Valeant Pharmaceuticals International, Inc. (a) (b)	653,070	9,482,576

		192,689,584

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—7.3%
Broadcom, Ltd.	891,161	$157,530,530
Cree, Inc. (a) (b)	887,200	23,413,208
Intel Corp.	1,288,348	46,728,382

		227,672,120

Software—4.2%
Autodesk, Inc. (a) (b)	944,300	69,887,643
Citrix Systems, Inc. (a)	616,100	55,023,891
Nuance Communications, Inc. (a) (b)	400,000	5,960,000

		130,871,534

Technology Hardware, Storage & Peripherals—4.0%
Seagate Technology plc (b)	2,448,500	93,459,245
Western Digital Corp.	444,489	30,203,028

		123,662,273

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	4,692,113

Total Common Stocks (Cost $2,192,319,237)		3,047,100,411

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV, Expires 03/01/19 (a) (Cost $573,350)	229,340	302,729

Short-Term Investment—1.6%

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $50,875,719 on 01/03/17, collateralized by $52,110,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $51,894,786.	50,875,549	50,875,549

Total Short-Term Investments (Cost $50,875,549)		50,875,549

Securities Lending Reinvestments (c)—8.9%

Certificates of Deposit—5.1%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	2,000,000	1,999,590
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	8,000,000	8,006,770

Certificates of Deposit—(Continued)
Barclays New York 0.894%, 02/10/17 (d)	4,750,000	4,751,536
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,000,000	2,000,046
Cooperative Rabobank UA New York 1.278%, 10/13/17 (d)	2,500,000	2,500,563
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (d)	7,500,000	7,505,917
Credit Industriel et Commercial 1.245%, 04/05/17 (d)	2,000,000	2,001,080
Credit Suisse AG New York 1.335%, 04/03/17 (d)	2,000,000	2,000,438
1.364%, 04/11/17 (d)	6,000,000	6,001,308
1.364%, 05/12/17 (d)	3,500,000	3,500,364
DG Bank New York 0.940%, 01/12/17	4,000,000	4,000,212
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	2,400,000	2,399,580
ING Bank NV 1.265%, 04/18/17 (d)	6,750,000	6,762,374
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	7,000,000	7,000,840
KBC Brussells 1.050%, 01/27/17	2,200,000	2,200,418
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,995,411	1,999,140
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (d)	5,000,000	5,002,365
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (d)	4,000,000	4,001,204
1.436%, 04/18/17 (d)	3,500,000	3,501,099
National Australia Bank London 1.182%, 11/09/17 (d)	11,500,000	11,471,480
National Bank of Canada 0.650%, 01/06/17	6,000,000	6,000,240
Rabobank London 1.281%, 10/13/17 (d)	2,000,000	2,004,797
Royal Bank of Canada New York 1.145%, 04/04/17 (d)	2,500,000	2,499,358
1.281%, 10/13/17 (d)	5,000,000	5,003,875
Standard Chartered Bank New York 1.150%, 03/21/17	1,000,000	1,000,169
Sumitomo Bank New York 1.215%, 05/05/17 (d)	4,000,000	4,006,663
1.336%, 06/19/17 (d)	2,500,000	2,499,810
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (d)	3,000,000	3,001,530
1.395%, 04/12/17 (d)	3,000,000	3,003,421
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	5,000,000	5,009,158

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	4,000,000	$4,000,472
1.364%, 04/10/17 (d)	3,300,000	3,301,277
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	5,000,000	5,000,870
UBS, Stamford 1.084%, 05/12/17 (d)	4,000,000	3,999,696
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	2,400,000	2,400,672
1.264%, 10/26/17 (d)	2,300,000	2,301,571

		159,137,791

Commercial Paper—2.1%
ABN AMRO Funding USA 0.910%, 01/11/17	2,993,175	2,999,067
Atlantic Asset Securitization LLC 0.990%, 01/12/17	748,144	749,757
Barton Capital Corp. 0.660%, 01/12/17	2,996,535	2,999,253
Commonwealth Bank Australia 1.236%, 10/23/17 (d)	4,000,000	4,002,248
Den Norske ASA 1.206%, 04/27/17 (d)	2,400,000	2,400,127
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	5,000,000	5,000,030
HSBC plc 1.216%, 04/25/17 (d)	6,000,000	5,999,742
Macquarie Bank, Ltd. 0.950%, 01/03/17	4,988,389	4,999,465
1.160%, 03/20/17	4,985,339	4,987,524
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,496,250	1,499,914
Sheffield Receivables Co. 1.050%, 01/06/17	249,315	249,968
Starbird Funding Corp. 0.930%, 02/10/17	8,478,042	8,491,847
Toronto Dominion Holding Corp. 0.600%, 01/05/17	5,993,800	5,999,328
United Overseas Bank, Ltd. 0.900%, 02/22/17	4,988,500	4,993,655
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,994,667	1,998,496
1.050%, 01/17/17	996,967	999,553
Victory Receivables Corp. 1.050%, 01/04/17	1,196,535	1,199,915
Westpac Banking Corp. 1.232%, 10/20/17 (d)	3,900,000	3,906,810

		63,476,699

Repurchase Agreements—1.3%
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,300,128 on 01/03/17, collateralized by $1,311,358 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,326,000.	1,300,000	1,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $800,084 on 01/03/17, collateralized by $816,720 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $816,005.	800,000	800,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $18,758,990 on 01/03/17, collateralized by various Common Stock with a value of $20,841,657.	18,750,000	18,750,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $5,020,967 on 03/03/17, collateralized by various Common Stock with a value of $5,500,000.	5,000,000	5,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $93,893 on 01/03/17, collateralized by $483,167 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $95,766.	93,888	93,888
Merrill Lynch, Pierce, Fenner & Smith Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,718,956 on 04/03/17, collateralized by various Common Stock with a value of $4,070,000.	3,700,000	3,700,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000

		39,643,888

Time Deposits—0.4%
OP Corporate Bank plc 1.010%, 01/04/17	3,000,000	3,000,000
1.200%, 01/23/17	6,400,000	6,400,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	500,000	$500,000
1.220%, 01/26/17	3,700,000	3,700,000

		13,600,000

Total Securities Lending Reinvestments (Cost $275,810,054)		275,858,378

Total Investments—108.4% (Cost $2,519,578,190) (e)		3,374,137,067
Other assets and liabilities (net)—(8.4)%		(261,970,821)

Net Assets—100.0%		$3,112,166,246

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $269,357,050 and the collateral received consisted of cash in the amount of $275,733,689. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,519,101,967. The aggregate unrealized appreciation and depreciation of investments were $1,081,463,277 and $(226,428,177), respectively, resulting in net unrealized appreciation of $855,035,100 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,047,100,411	$—	$—	$3,047,100,411
Total Rights*	302,729	—	—	302,729
Total Short-Term Investment*	—	50,875,549	—	50,875,549
Total Securities Lending Reinvestments*	—	275,858,378	—	275,858,378
Total Investments	$3,047,403,140	$326,733,927	$—	$3,374,137,067

Collateral for Securities Loaned (Liability)	$—	$(275,733,689)	$—	$(275,733,689)

* See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$3,374,137,067
Receivable for:
Investments sold	13,162,663
Fund shares sold	410,158
Dividends and interest	4,123,016
Prepaid expenses	8,834

Total Assets	3,391,841,738
Liabilities
Collateral for securities loaned	275,733,689
Payables for:
Fund shares redeemed	1,842,786
Accrued Expenses:
Management fees	1,403,059
Distribution and service fees	235,886
Deferred trustees’ fees	170,102
Other expenses	289,970

Total Liabilities	279,675,492

Net Assets	$3,112,166,246

Net Assets Consist of:
Paid in surplus	$2,373,842,960
Undistributed net investment income	27,736,637
Accumulated net realized loss	(143,954,081)
Unrealized appreciation on investments and foreign currency transactions	854,540,730

Net Assets	$3,112,166,246

Net Assets
Class A	$1,999,912,184
Class B	1,073,643,505
Class E	38,610,557
Capital Shares Outstanding*
Class A	127,820,396
Class B	70,320,973
Class E	2,504,615
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.65
Class B	15.27
Class E	15.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,519,578,190.
(b)	Includes securities loaned at value of $269,357,050.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$47,137,320
Interest	33,214
Securities lending income	1,025,194
Other income (b)	302,656

Total investment income	48,498,384
Expenses
Management fees	17,246,505
Administration fees	99,696
Custodian and accounting fees	122,996
Distribution and service fees—Class B	2,738,617
Distribution and service fees—Class E	59,281
Audit and tax services	42,040
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	118,564
Insurance	22,700
Miscellaneous	52,281

Total expenses	20,584,040
Less management fee waiver	(137,208)
Less broker commission recapture	(7,533)

Net expenses	20,439,299

Net Investment Income	28,059,085

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	127,023,527
Foreign currency transactions	2

Net realized gain	127,023,529

Net change in unrealized depreciation on:
Investments	(67,262,733)
Foreign currency transactions	(6,046)

Net change in unrealized depreciation	(67,268,779)

Net realized and unrealized gain	59,754,750

Net Increase in Net Assets From Operations	$87,813,835

(a)	Net of foreign withholding taxes of $232,514.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,059,085	$19,494,951
Net realized gain	127,023,529	228,518,383
Net change in unrealized depreciation	(67,268,779)	(373,909,555)

Increase (decrease) in net assets from operations	87,813,835	(125,896,221)

From Distributions to Shareholders
Net investment income
Class A	(13,307,320)	(9,246,828)
Class B	(4,285,535)	(2,851,224)
Class E	(196,065)	(146,653)

Total distributions	(17,788,920)	(12,244,705)

Decrease in net assets from capital share transactions	(221,545,277)	(270,613,517)

Total decrease in net assets	(151,520,362)	(408,754,443)

Net Assets
Beginning of period	3,263,686,608	3,672,441,051

End of period	$3,112,166,246	$3,263,686,608

Undistributed net investment income
End of period	$27,736,637	$19,250,798

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	6,620,437	$95,377,903	5,892,809	$96,021,904
Reinvestments	915,851	13,307,320	548,773	9,246,828
Redemptions	(12,307,157)	(185,881,000)	(16,893,721)	(276,327,418)

Net decrease	(4,770,869)	$(77,195,777)	(10,452,139)	$(171,058,686)

Class B
Sales	3,742,451	$53,669,002	8,154,039	$127,565,821
Reinvestments	301,798	4,285,535	173,222	2,851,224
Redemptions	(13,493,274)	(196,365,273)	(14,243,929)	(224,246,819)

Net decrease	(9,449,025)	$(138,410,736)	(5,916,668)	$(93,829,774)

Class E
Sales	99,805	$1,443,661	420,911	$6,698,551
Reinvestments	13,682	196,065	8,829	146,653
Redemptions	(519,792)	(7,578,490)	(787,954)	(12,570,261)

Net decrease	(406,305)	$(5,938,764)	(358,214)	$(5,725,057)

Decrease derived from capital shares transactions		$(221,545,277)		$(270,613,517)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.30		$15.97	$13.45	$9.26	$7.81

Income (Loss) from Investment Operations
Net investment income (a)	0.15	(b)	0.10	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.30		(0.70)	2.50	4.19	1.42

Total from investment operations	0.45		(0.60)	2.57	4.24	1.47

Less Distributions
Distributions from net investment income	(0.10)		(0.07)	(0.05)	(0.05)	(0.02)

Total distributions	(0.10)		(0.07)	(0.05)	(0.05)	(0.02)

Net Asset Value, End of Period	$15.65		$15.30	$15.97	$13.45	$9.26

Total Return (%) (c)	2.98		(3.81)	19.12	45.90	18.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57		0.57	0.57	0.61	0.64
Net ratio of expenses to average net assets (%) (d)	0.57		0.57	0.56	0.61	0.64
Ratio of net investment income to average net assets (%)	1.00	(b)	0.64	0.50	0.43	0.61
Portfolio turnover rate (%)	2		1	0 (e)	7	4
Net assets, end of period (in millions)	$1,999.9		$2,029.0	$2,285.1	$1,496.3	$974.5

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.93		$15.59	$13.13	$9.04	$7.63

Income (Loss) from Investment Operations
Net investment income (a)	0.11	(b)	0.06	0.04	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.29		(0.69)	2.44	4.10	1.38

Total from investment operations	0.40		(0.63)	2.48	4.12	1.41

Less Distributions
Distributions from net investment income	(0.06)		(0.03)	(0.02)	(0.03)	(0.00	)(f)

Total distributions	(0.06)		(0.03)	(0.02)	(0.03)	(0.00	)(f)

Net Asset Value, End of Period	$15.27		$14.93	$15.59	$13.13	$9.04

Total Return (%) (c)	2.68		(4.04)	18.89	45.60	18.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82		0.82	0.82	0.86	0.89
Net ratio of expenses to average net assets (%) (d)	0.82		0.82	0.81	0.86	0.89
Ratio of net investment income to average net assets (%)	0.74	(b)	0.39	0.25	0.18	0.31
Portfolio turnover rate (%)	2		1	0 (e)	7	4
Net assets, end of period (in millions)	$1,073.6		$1,190.8	$1,335.9	$727.5	$467.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.07		$15.74	$13.26	$9.12	$7.70

Income (Loss) from Investment Operations
Net investment income (a)	0.12	(b)	0.08	0.05	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.30		(0.70)	2.46	4.14	1.40

Total from investment operations	0.42		(0.62)	2.51	4.17	1.43

Less Distributions
Distributions from net investment income	(0.07)		(0.05)	(0.03)	(0.03)	(0.01)

Total distributions	(0.07)		(0.05)	(0.03)	(0.03)	(0.01)

Net Asset Value, End of Period	$15.42		$15.07	$15.74	$13.26	$9.12

Total Return (%) (c)	2.84		(3.99)	18.94	45.85	18.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72		0.72	0.72	0.76	0.79
Net ratio of expenses to average net assets (%) (d)	0.72		0.72	0.71	0.76	0.79
Ratio of net investment income to average net assets (%)	0.84	(b)	0.49	0.36	0.28	0.40
Portfolio turnover rate (%)	2		1	0 (e)	7	4
Net assets, end of period (in millions)	$38.6		$43.9	$51.5	$24.6	$17.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to foreign currency transactions, adjustments to prior period accumulated balances, expired capital losses and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $50,875,549. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,643,888. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$61,714,886	$0	$132,160,294

The Portfolio engaged in security transactions with other accounts managed by ClearBridge Investments, LLC that amounted to $27,845,000 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$17,246,505	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period November 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	$1 billion to $1.75 billion
0.050%	$1.75 billion to $2 billion
0.025%	$2.85 billion to $3 billion
0.045%	On amounts in excess of $3 billion

For the period May 1, 2016 to October 31, 2016, MetLife Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	On amounts in excess of $2.85 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$17,788,920	$12,244,705	$—	$—	$17,788,920	$12,244,705

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$27,906,738	$—	$855,016,957	$(144,430,308)	$—	$738,493,387

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $129,725,635, and $288,295,515 of capital loss carryforwards expired.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$130,530,096	$13,900,212	$144,430,308

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-18

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-22

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-23

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-24

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

ClearBridge Aggressive Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and ClearBridge Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three-year periods ended June 30, 2016, and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Russell 3000 Growth Index, for the five-year period ended October 31, 2016, and underperformed this benchmark for the one- and three-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and equal to the average of the Sub-advised Expense Group at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2016.

MIST-25

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-26

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-27

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-28

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-29

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 13.60% and 13.18%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 20.00%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index rounded out 2016 in positive territory, and returned 11.96% over the year. The market gained on the year despite a global rout at the beginning of the year, unexpected political events, and a Federal Reserve Board (the “Fed”) rate hike. Following a global sell-off at the beginning of the year, U.S. equities stabilized and rebounded in February, as market sentiment improved on more dovish global central banks, stronger economic data, and an oil price recovery. Markets were dominated in June by the U.K. referendum to leave the European Union (“Brexit”). Equities sold off following a surprise “leave” result, but later recovered due to a combination of improving risk sentiment and a dovish Bank of England. Following the unexpected victory of Donald Trump in the U.S. election in November, equities quickly reversed a short-lived selloff and surged on anticipation of the pro-growth impact of President-elect Trump’s fiscal stimulus plan. The Fed raised rates by 25 basis points in December 2016, as had been largely anticipated, and set a more hawkish 2017 rate path, causing equities to fall at the end of the year. The best performing sectors over the year, as measured by the S&P 500 Index, were Energy, Telecommunication Services, and Financials, while the worst performing sectors were Health Care, Real Estate, and Consumer Staples.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark during the 12 months ended December 31, 2016. Stock selection within the Industrials and Health Care sectors detracted from relative results while investments in the Energy and Telecommunication Services sectors contributed to returns.

Perrigo, a manufacturer of private over-the-counter pharmaceuticals, was a top detractor from the Portfolio’s performance. We were attracted to the exposure Perrigo had to multiple secular growth tailwinds, including aging demographics and increasing store-brand over-the-counter penetration. We also believed the company had the potential to expand operating margins through cost cutting efforts. We became concerned, however, following a change in management and an increasingly challenging pricing environment. In light of these headwinds and in our view, limited near-to medium-term catalysts, we decided to exit the position over the period and transition the capital to higher conviction names. Hertz Global Holdings, a global car and equipment rental company, was also a top detractor from relative performance during the year. Our original investment thesis was predicated on a new operational improvement strategy, available capital deployment options and a stable industry backdrop. Shares of the company were hurt, however, after several quarters of disappointing earnings, driven by weaker-than-expected pricing trends in the U.S. caused by increased airport competition. As key points of our investment thesis became invalidated, we sold out of the stock during the period in favor of other names we believed provided greater upside potential.

Over the previous year, the Portfolio’s investment in Encana, an oil and gas company, was a top contributor to results. We first initiated a position in Encana because we were positive on the company’s plan to divest lower-return assets and invest capital in higher-return acreage, predominately in the Permian and Montney shale basins. During the third quarter, the price of the company’s shares appreciated after it was announced that Encana had completed a large sale of lower-quality acreage and would be using the proceeds to strengthen its balance sheet, thus validating a major part of our investment thesis. We believed the stock was also supported by the valuation of several transactions near to Encana’s Permian acreage, reinforcing the value of these assets. Martin Marietta Materials, a supplier of construction aggregates and heavy building materials, was also a top contributor to returns. In our view, its shares spiked after the U.S. election on speculation that Martin Marietta Materials would be a beneficiary of future infrastructure spending. Additionally, despite weather-related headwinds, the company reported better-than-expected pricing and operating performance. We continued to believe that Martin Marietta Materials is a high quality company with the ability to further expand margins, both in its core business and as the company integrates recent acquisitions.

At the end of the year, the Portfolio’s two largest overweight sectors relative to the Russell Midcap Value Index were Financials and Information Technology, while the two largest underweight sectors were Utilities and Real Estate.

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

Our fundamental, bottom-up stock selection continues to drive our process. At period end, we continued to focus on undervalued companies that we believe are in control of their own future. These include innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintained our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remained focused on the long-term outperformance of the Portfolio.

Sung Cho

Tim Ryan

Sean Gallagher

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Goldman Sachs Mid Cap Value Portfolio
Class A	13.60	13.09	6.63
Class B	13.18	12.78	6.36
Russell Midcap Value Index	20.00	15.70	7.59

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Synchrony Financial	2.5
SunTrust Banks, Inc.	2.1
Huntington Bancshares, Inc.	1.8
SLM Corp.	1.8
Vornado Realty Trust	1.7
Mid-America Apartment Communities, Inc.	1.7
Stanley Black & Decker, Inc.	1.6
JetBlue Airways Corp.	1.6
Citizens Financial Group, Inc.	1.6
Brixmor Property Group, Inc.	1.6

Top Sectors

% of Net Assets
Financials	21.4
Industrials	12.6
Real Estate	11.5
Energy	11.0
Information Technology	9.8
Consumer Discretionary	9.2
Utilities	7.4
Materials	6.6
Health Care	5.0
Consumer Staples	2.9

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.74%	$1,000.00	$1,095.50	$3.90
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

Class B(a)	Actual	0.99%	$1,000.00	$1,092.70	$5.21
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.03

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
L3 Technologies, Inc.	35,071	$5,334,650
Textron, Inc.	140,442	6,819,863

		12,154,513

Airlines—1.6%
JetBlue Airways Corp. (a) (b)	380,344	8,527,312

Banks—8.1%
CIT Group, Inc. (b)	169,518	7,235,028
Citizens Financial Group, Inc.	236,291	8,419,049
Huntington Bancshares, Inc.	729,145	9,639,297
Signature Bank (a)	45,586	6,847,017
SunTrust Banks, Inc.	207,853	11,400,737

		43,541,128

Beverages—1.4%
Molson Coors Brewing Co. - Class B	78,279	7,617,329

Biotechnology—1.4%
BioMarin Pharmaceutical, Inc. (a)	35,687	2,956,311
Vertex Pharmaceuticals, Inc. (a)	58,710	4,325,166

		7,281,477

Capital Markets—1.7%
Ameriprise Financial, Inc.	50,140	5,562,531
Raymond James Financial, Inc.	53,414	3,699,988

		9,262,519

Chemicals—2.1%
Celanese Corp. - Series A	87,508	6,890,380
FMC Corp. (b)	73,905	4,180,067

		11,070,447

Commercial Services & Supplies—1.0%
Waste Connections, Inc.	67,459	5,301,603

Communications Equipment—1.6%
Juniper Networks, Inc.	153,565	4,339,747
Viavi Solutions, Inc. (a)	501,675	4,103,701

		8,443,448

Construction & Engineering—1.0%
Jacobs Engineering Group, Inc. (a) (b)	97,587	5,562,459

Construction Materials—1.4%
Martin Marietta Materials, Inc.	33,154	7,344,606

Consumer Finance—4.2%
SLM Corp. (a)	854,162	9,412,865
Synchrony Financial	362,142	13,134,890

		22,547,755

Containers & Packaging—1.3%
Ball Corp.	81,035	6,083,298

Containers & Packaging—(Continued)
Bemis Co., Inc. (b)	17,904	856,169

		6,939,467

Diversified Financial Services—0.7%
Voya Financial, Inc.	96,013	3,765,630

Diversified Telecommunication Services—0.4%
Level 3 Communications, Inc. (a)	37,988	2,141,004

Electric Utilities—4.0%
FirstEnergy Corp.	238,906	7,398,919
PG&E Corp.	130,772	7,947,014
Pinnacle West Capital Corp.	79,200	6,179,976

		21,525,909

Electrical Equipment—1.5%
AMETEK, Inc.	161,163	7,832,522

Electronic Equipment, Instruments & Components—0.9%
Corning, Inc.	106,598	2,587,133
VeriFone Systems, Inc. (a) (b)	112,768	1,999,377

		4,586,510

Energy Equipment & Services—2.2%
Baker Hughes, Inc.	91,365	5,935,984
FMC Technologies, Inc. (a)	154,781	5,499,369
U.S. Silica Holdings, Inc.	7,263	411,667

		11,847,020

Equity Real Estate Investment Trusts—11.5%
Brixmor Property Group, Inc.	342,586	8,365,950
CyrusOne, Inc. (b)	61,703	2,759,975
DDR Corp.	392,317	5,990,681
Equity Residential	106,636	6,863,093
Federal Realty Investment Trust (b)	53,645	7,623,491
Mid-America Apartment Communities, Inc.	92,553	9,062,790
RLJ Lodging Trust (b)	262,925	6,439,033
Taubman Centers, Inc. (b)	68,149	5,038,255
Vornado Realty Trust	87,489	9,131,227

		61,274,495

Food & Staples Retailing—0.6%
Whole Foods Market, Inc. (b)	107,289	3,300,210

Food Products—0.9%
Conagra Brands, Inc.	117,793	4,658,713

Gas Utilities—0.9%
Atmos Energy Corp. (b)	64,466	4,780,154

Health Care Equipment & Supplies—1.4%
Zimmer Biomet Holdings, Inc.	72,523	7,484,374

Health Care Providers & Services—2.2%
Centene Corp. (a) (b)	83,115	4,696,829

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Laboratory Corp. of America Holdings (a)	56,408	$7,241,659

		11,938,488

Hotels, Restaurants & Leisure—0.5%
MGM Resorts International (a)	90,288	2,603,003

Household Durables—0.5%
Toll Brothers, Inc. (a) (b)	90,251	2,797,781

Insurance—5.5%
Arch Capital Group, Ltd. (a) (b)	53,353	4,603,830
Arthur J. Gallagher & Co.	55,256	2,871,102
Hartford Financial Services Group, Inc. (The)	163,013	7,767,569
Lincoln National Corp.	94,974	6,293,927
W.R. Berkley Corp. (b)	54,103	3,598,391
XL Group, Ltd.	109,360	4,074,754

		29,209,573

Internet & Direct Marketing Retail—1.2%
Expedia, Inc.	59,292	6,716,598

Internet Software & Services—1.3%
IAC/InterActiveCorp (a)	69,301	4,490,012
Pandora Media, Inc. (a) (b)	189,021	2,464,834

		6,954,846

IT Services—1.9%
Computer Sciences Corp.	66,077	3,926,295
Fidelity National Information Services, Inc.	79,660	6,025,483

		9,951,778

Machinery—3.7%
Stanley Black & Decker, Inc.	74,826	8,581,794
Trinity Industries, Inc. (b)	143,819	3,992,415
Wabtec Corp. (b)	87,245	7,243,080

		19,817,289

Media—2.9%
Discovery Communications, Inc. - Class A (a) (b)	130,542	3,578,156
DISH Network Corp. - Class A (a)	140,500	8,139,165
Viacom, Inc. - Class B	101,272	3,554,647

		15,271,968

Metals & Mining—1.8%
Freeport-McMoRan, Inc. (a)	393,809	5,194,341
Steel Dynamics, Inc.	132,544	4,715,915

		9,910,256

Mortgage Real Estate Investment Trusts—1.2%
Starwood Property Trust, Inc.	144,586	3,173,663
Two Harbors Investment Corp.	358,703	3,127,890

		6,301,553

Multi-Utilities—1.4%
SCANA Corp. (b)	52,724	3,863,615
Sempra Energy	38,449	3,869,507

		7,733,122

Oil, Gas & Consumable Fuels—8.7%
Anadarko Petroleum Corp.	46,243	3,224,524
Antero Resources Corp. (a)	194,583	4,601,888
Cimarex Energy Co.	26,063	3,541,962
Devon Energy Corp.	10,387	474,374
Encana Corp. (b)	353,201	4,146,580
Marathon Petroleum Corp.	109,484	5,512,519
Newfield Exploration Co. (a)	130,082	5,268,321
Pioneer Natural Resources Co.	26,290	4,734,040
Rice Energy, Inc. (a)	162,314	3,465,404
RSP Permian, Inc. (a)	101,072	4,509,833
Williams Cos., Inc. (The)	130,550	4,065,327
WPX Energy, Inc. (a)	220,935	3,219,023

		46,763,795

Road & Rail—0.7%
Old Dominion Freight Line, Inc. (a)	43,451	3,727,661

Semiconductors & Semiconductor Equipment—1.8%
Marvell Technology Group, Ltd.	424,386	5,886,234
Maxim Integrated Products, Inc.	100,382	3,871,733

		9,757,967

Software—2.4%
Check Point Software Technologies, Ltd. (a) (b)	48,345	4,083,219
Symantec Corp.	278,351	6,649,805
Verint Systems, Inc. (a) (b)	55,026	1,939,666

		12,672,690

Specialty Retail—2.7%
AutoZone, Inc. (a)	5,739	4,532,605
L Brands, Inc.	106,598	7,018,412
Sally Beauty Holdings, Inc. (a) (b)	107,980	2,852,832

		14,403,849

Textiles, Apparel & Luxury Goods—1.4%
Kate Spade & Co. (a)	193,166	3,606,409
VF Corp.	69,530	3,709,426

		7,315,835

Trading Companies & Distributors—0.9%
MSC Industrial Direct Co., Inc. - Class A	50,610	4,675,858

Water Utilities—1.0%
American Water Works Co., Inc.	76,010	5,500,084

Total Common Stocks (Cost $475,957,630)		522,814,598

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investment—2.4%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $12,782,092 on 01/03/17, collateralized by $12,600,000 U.S. Treasury Note at 2.375% due 12/31/20 with a value of $13,041,529.	12,782,050	$12,782,050

Total Short-Term Investments (Cost $12,782,050)		12,782,050

Securities Lending Reinvestments (c)—11.2%

Certificates of Deposit—5.7%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	1,000,000	999,795
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	1,000,000	1,000,846
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	1,400,000	1,400,028
Barclays New York 0.894%, 02/10/17 (d)	1,500,000	1,500,485
BNP Paribas New York 1.226%, 08/04/17 (d)	500,000	500,222
Chiba Bank, Ltd., New York 0.870%, 01/10/17	700,000	700,016
Credit Suisse AG New York 1.364%, 05/12/17 (d)	1,500,000	1,500,156
1.444%, 04/24/17 (d)	1,250,000	1,250,294
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	600,000	599,895
DZ Bank AG New York 1.010%, 02/27/17	1,900,000	1,900,549
KBC Brussells 1.050%, 01/27/17	1,800,000	1,800,342
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	997,705	999,570
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	1,000,000	999,904
1.361%, 04/26/17 (d)	1,000,000	999,949
National Australia Bank London 1.034%, 05/02/17 (d)	1,000,000	1,000,944
1.182%, 11/09/17 (d)	1,700,000	1,695,784
National Bank of Canada 0.650%, 01/06/17	2,500,000	2,500,100
Natixis New York 0.900%, 02/17/17	1,000,000	1,000,128
Shizuoka Bank New York 0.840%, 01/03/17	1,200,000	1,200,005
Standard Chartered Bank New York 1.150%, 03/21/17	2,500,000	2,500,423
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	1,250,000	1,252,289
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	1,000,000	1,000,118
UBS, Stamford 1.084%, 05/12/17 (d)	1,000,000	999,924

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	600,000	600,168
1.264%, 10/26/17 (d)	750,000	750,512

		30,652,446

Commercial Paper—2.6%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,495,450	1,498,691
Den Norske ASA 1.206%, 04/27/17 (d)	600,000	600,032
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,000,000	2,000,012
HSBC plc 1.216%, 04/25/17 (d)	1,500,000	1,499,935
Macquarie Bank, Ltd. 0.930%, 01/19/17	249,406	249,846
Old Line Funding LLC 1.030%, 03/13/17 (d)	2,200,000	2,201,717
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	498,863	499,336
Starbird Funding Corp. 1.240%, 06/13/17 (d)	1,000,000	999,919
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,396,267	1,398,947
Westpac Banking Corp. 1.232%, 10/20/17 (d)	1,000,000	1,001,746

		13,949,957

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $3,214,586 on 01/03/17, collateralized by $6,434,480 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $3,278,715.	3,214,425	3,214,425
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $900,089 on 01/03/17, collateralized by $907,863 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $918,000.	900,000	900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $500,053 on 01/03/17, collateralized by $510,450 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $510,003.	500,000	500,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $3,701,307 on 01/03/17, collateralized by various Common Stock with a value of $4,112,754.	3,700,000	$3,700,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,100,124 on 01/03/17, collateralized by $1,088,291 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,122,568.	1,100,000	1,100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,206,148 on 04/03/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $500,033 on 01/03/17, collateralized by $897,882 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $510,034.	500,000	500,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $2,000,151 on 01/03/17, collateralized by $2,934,729 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $2,040,000.	2,000,000	2,000,000

		14,114,425

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	500,000	500,000
Shinkin Central Bank 1.200%, 01/27/17	100,000	100,000
1.220%, 01/26/17	700,000	700,000

		1,300,000

Total Securities Lending Reinvestments (Cost $60,010,693)		60,016,828

Total Investments—111.4% (Cost $548,750,373) (e)		595,613,476
Other assets and liabilities (net)—(11.4)%		(61,133,183)

Net Assets—100.0%		$534,480,293

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $58,501,889 and the collateral received consisted of cash in the amount of $60,000,049. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $550,936,648. The aggregate unrealized appreciation and depreciation of investments were $51,748,778 and $(7,071,950), respectively, resulting in net unrealized appreciation of $44,676,828 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$522,814,598	$—	$—	$522,814,598
Total Short-Term Investment*	—	12,782,050	—	12,782,050
Total Securities Lending Reinvestments*	—	60,016,828	—	60,016,828
Total Investments	$522,814,598	$72,798,878	$—	$595,613,476

Collateral for Securities Loaned (Liability)	$—	$(60,000,049)	$—	$(60,000,049)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$595,613,476
Cash	10,352
Receivable for:
Investments sold	72,156
Fund shares sold	23,325
Dividends and interest	776,526
Prepaid expenses	1,457

Total Assets	596,497,292
Liabilities
Collateral for securities loaned	60,000,049
Payables for:
Investments purchased	1,200,665
Fund shares redeemed	280,663
Accrued Expenses:
Management fees	303,083
Distribution and service fees	37,906
Deferred trustees’ fees	101,823
Other expenses	92,810

Total Liabilities	62,016,999

Net Assets	$534,480,293

Net Assets Consist of:
Paid in surplus	$489,980,258
Undistributed net investment income	6,057,187
Accumulated net realized loss	(8,420,255)
Unrealized appreciation on investments	46,863,103

Net Assets	$534,480,293

Net Assets
Class A	$358,352,658
Class B	176,127,635
Capital Shares Outstanding*
Class A	30,929,737
Class B	15,243,651
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.59
Class B	11.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $548,750,373.
(b)	Includes securities loaned at value of $58,501,889.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$10,808,582
Interest	6,431
Securities lending income	240,219
Other income (b)	88,113

Total investment income	11,143,345
Expenses
Management fees	3,997,088
Administration fees	18,051
Custodian and accounting fees	46,073
Distribution and service fees—Class B	430,622
Audit and tax services	42,040
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	26,928
Insurance	4,111
Miscellaneous	13,951

Total expenses	4,660,224
Less management fee waiver	(78,028)
Less broker commission recapture	(31,020)

Net expenses	4,551,176

Net Investment Income	6,592,169

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,878,613)

Net change in unrealized appreciation on investments	65,985,832

Net realized and unrealized gain	62,107,219

Net Increase in Net Assets From Operations	$68,699,388

(a)	Net of foreign withholding taxes of $7,240.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,592,169	$3,203,950
Net realized gain (loss)	(3,878,613)	38,413,388
Net change in unrealized appreciation (depreciation)	65,985,832	(103,624,187)

Increase (decrease) in net assets from operations	68,699,388	(62,006,849)

From Distributions to Shareholders
Net investment income
Class A	(3,868,144)	(4,456,638)
Class B	(1,436,159)	(1,304,004)
Net realized capital gains
Class A	(26,597,241)	(122,465,974)
Class B	(13,409,192)	(50,792,863)

Total distributions	(45,310,736)	(179,019,479)

Increase (decrease) in net assets from capital share transactions	(120,962,217)	124,380,491

Total decrease in net assets	(97,573,565)	(116,645,837)

Net Assets
Beginning of period	632,053,858	748,699,695

End of period	$534,480,293	$632,053,858

Undistributed net investment income
End of period	$6,057,187	$5,033,576

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	895,482	$9,045,827	270,944	$3,238,973
Reinvestments	2,901,465	30,465,385	10,057,259	126,922,612
Redemptions	(13,456,247)	(152,036,031)	(1,886,400)	(30,261,083)

Net increase (decrease)	(9,659,300)	$(112,524,819)	8,441,803	$99,900,502

Class B
Sales	736,920	$7,952,303	1,176,317	$16,326,991
Reinvestments	1,415,191	14,845,351	4,134,672	52,096,867
Redemptions	(2,840,740)	(31,235,052)	(3,103,325)	(43,943,869)

Net increase (decrease)	(688,629)	$(8,437,398)	2,207,664	$24,479,989

Increase (decrease) derived from capital shares transactions		$(120,962,217)		$124,380,491

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.19	$16.34	$17.76	$14.05	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.14 (b)	0.07	0.16	0.15	0.19
Net realized and unrealized gain (loss) on investments	1.28	(1.06)	1.84	4.32	2.01

Total from investment operations	1.42	(0.99)	2.00	4.47	2.20

Less Distributions
Distributions from net investment income	(0.13)	(0.15)	(0.15)	(0.18)	(0.11)
Distributions from net realized capital gains	(0.89)	(4.01)	(3.27)	(0.58)	0.00

Total distributions	(1.02)	(4.16)	(3.42)	(0.76)	(0.11)

Net Asset Value, End of Period	$11.59	$11.19	$16.34	$17.76	$14.05

Total Return (%) (c)	13.60	(8.95)	13.57	32.95	18.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.75	0.74	0.75
Net ratio of expenses to average net assets (%) (d)	0.75	0.75	0.75	0.74	0.75
Ratio of net investment income to average net assets (%)	1.27 (b)	0.53	0.98	0.95	1.45
Portfolio turnover rate (%)	145	95	85	112	81
Net assets, end of period (in millions)	$358.4	$454.3	$525.1	$840.2	$643.9

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.16	$16.29	$17.72	$14.02	$11.94

Income (Loss) from Investment Operations
Net investment income (a)	0.11 (b)	0.04	0.11	0.11	0.16
Net realized and unrealized gain (loss) on investments	1.27	(1.06)	1.83	4.31	2.00

Total from investment operations	1.38	(1.02)	1.94	4.42	2.16

Less Distributions
Distributions from net investment income	(0.10)	(0.10)	(0.10)	(0.14)	(0.08)
Distributions from net realized capital gains	(0.89)	(4.01)	(3.27)	(0.58)	0.00

Total distributions	(0.99)	(4.11)	(3.37)	(0.72)	(0.08)

Net Asset Value, End of Period	$11.55	$11.16	$16.29	$17.72	$14.02

Total Return (%) (c)	13.18	(9.12)	13.23	32.65	18.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	1.00	0.99	1.00
Net ratio of expenses to average net assets (%) (d)	1.00	1.00	1.00	0.99	1.00
Ratio of net investment income to average net assets (%)	1.00 (b)	0.28	0.69	0.70	1.18
Portfolio turnover rate (%)	145	95	85	112	81
Net assets, end of period (in millions)	$176.1	$177.8	$223.6	$215.2	$175.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution re-designations, adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $12,782,050. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,114,425. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$783,373,900	$0	$932,143,320

During the year ended December 31, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $2,436,880 in sales of investments, which are included above, and resulted in realized gains of $350,807.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$3,997,088	0.750%	First $200 million
	0.700%	Over $200 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Goldman Sachs Asset Management, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period October 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	Of the next $150 million
0.050%	Of the next $300 million
0.075%	On amounts over $500 million

Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

MIST-16

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$30,784

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$21,448,269	$69,501,929	$23,862,467	$109,517,550	$45,310,736	$179,019,479

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,159,009	$—	$44,676,825	$(6,233,977)	$44,601,857

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $5,253,253 and long-term accumulated capital losses of $980,724.

MIST-17

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-18

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-22

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-23

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-24

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Goldman Sachs Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Goldman Sachs Asset Management, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2016.

MIST-25

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-26

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-27

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-28

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-29

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 8.43%, 8.18%, and 8.31%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 1.00%.

MARKET ENVIRONMENT / CONDITIONS

The 2016 year largely began on a sour note, as stock prices stumbled meaningfully in January across major global markets. As the year progressed, we saw instances of recovery offset by periodic events that prompted large declines. For example, depressed commodity prices, the U.K.’s decision to withdraw from the European Union (“Brexit”), and ineffective central bank strategies targeted to increase inflation in certain geographies.

As 2016 concluded, major global market movements were largely influenced by the results of the U.S. presidential election in November. Financials led the advance, first benefiting from investors’ hopes that the new Republican administration would roll back industry regulations and second from the Federal Reserve’s (the “Fed”) decision to raise short-term interest rates for the first time in 2016.

Elsewhere, the European Central Bank and the Bank of England both maintained key interest rates in December. The Bank of Japan (the “BOJ”) opted to maintain its yield-curve and asset-purchasing programs. In addition, the BOJ pledged to further expand the monetary base in its continued efforts to lift inflation above 2%. In the weeks following the U.S. election, the Japanese yen sank over 10% against the dollar, which some investors believed may boost Japanese exports.

Meanwhile, members of the Organization of the Petroleum Exporting Countries (“OPEC”) reached an agreement with non-members to further reduce oil production. As a result of the deal, an additional 600,000 barrels per day are expected to be removed from the market in addition to the 1.2 million barrel per day cut agreed upon by OPEC in November. When all was said and done, Brent crude oil finished up approximately 52% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Both stock selection and country weightings contributed to the Portfolio’s outperformance for the period. Holdings in Switzerland, the U.K. and France were the main contributors to relative performance for the year. Relative to the benchmark, performance detracted the most by holdings in Germany and a less-than-benchmark weighting in Australia.

In terms of absolute collective performance, 13 of 19 countries in which we were invested delivered positive absolute returns for the year, with the most significant gains coming from South Korea, Taiwan, and Indonesia. Conversely, holdings in Mexico, China, and Germany generated the largest negative collective absolute returns for full-year 2016.

The Portfolio’s top contributors to performance for the year were Glencore (Switzerland), Ashtead Group (the U.K.), and CNH Industrial (the U.K.). Glencore’s fundamentals strengthened over the past 12 months, benefiting from management’s significant efforts to aggressively reduce debt and capital expenditures as well as to sell non-core assets. The share price responded favorably to a rebound in commodity prices, the successful execution of its debt reduction plan and the election of Donald Trump as U.S. President. During the fourth quarter, Glencore completed its sale of non-core assets and raised a total of $6.3 billion in proceeds from all asset disposals, which puts the company on its expected pace to meet its targeted net debt level of $16.5-$17.5 billion.

Although Ashtead Group is based in the U.K., the company derives the majority of its revenue from North America and has continued to gain market share. During the second quarter, Ashtead released solid fiscal year results with 19% growth in its U.S. equipment rental business versus a market that saw 6% growth over the same period. In our view, a secular shift has emerged in the U.S. market toward renting equipment instead of buying, which alleviates the upfront investment and ongoing maintenance responsibilities for customers. The rental market has expanded significantly into non-construction related categories, which we believe possess more favorable risk and reward characteristics than general construction business.

CNH Industrial received a boost early in 2016 following an analyst report that cited an increase in the price of corn and in the demand for agriculture equipment as potential drivers of CNH’s future share price recovery. We had met with the company’s CEO and CFO during the second quarter and noted improvements in their inventory and manufacturing processes within their agricultural business. Further, we believed the company has targeted improvement plans in place for its commercial vehicle and construction businesses. In the fourth quarter, share prices received a boost followed by the election of Donald Trump, which investors perceived to benefit the Industrials sector. In addition, news that industry peer Deere & Co. delivered fiscal fourth-quarter earnings results that beat market expectations drove CNH’s share price higher. In our view, we continued to find CNH to be attractively valued on a normalized earnings power basis.

The Portfolio’s worst detractors for the year were Credit Suisse Group (Switzerland), BMW (Germany), and Nomura Holdings (Japan). Although Credit Suisse Group’s CEO Tidjane Thiam warned that fiscal fourth-quarter earnings would be weak, some one-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets were negative surprises during the period. In response, the company’s management team accelerated the restructuring and reduction of non-core investment banking lines of businesses. Their goal was to emphasize the wealth management business, which displayed good secular growth trends and being fee based, required little capital. Shares of Credit Suisse were also negatively impacted by Brexit; however, the bank had minimal revenue

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

exposure to the U.K. and a small portion of its overall costs were denominated in pound sterling currency, which may help its profitability outlook. In addition, the bank’s fiscal nine-month results benefited from effective cost controls that offset weaker revenues.

Even though BMW’s fiscal year 2015 fourth-quarter and fiscal year 2016 first-quarter earnings results were largely in line with our expectations, the share price experienced volatility in the first half of 2016. We were disappointed in BMW’s capital allocation decision making and significant cash position and decided to exit the position in June when management refused to address these concerns. However, following a meeting with company management in November, we initiated a position in the Portfolio again. As a result of the meeting, we gained confidence in BMW’s motivations and of their reaffirmed intention to increase the company’s payout ratio. In our view, the outlook for long-term auto demand appeared optimistic given emerging market growth, a revived U.S. market and potential for an auto sales rebound in Europe off of a 20-year low. In addition, we think growth of premium auto brands may outpace the overall market, as luxury goods sales have remained robust even in a challenging economy.

Nomura Holdings was negatively impacted by weak global investment banking activity in the final months of 2015 as evidenced in its nine-month earnings report, when management indicated it would take longer than expected to achieve profits in the company’s overseas investment banking business. Shares were further pressured by the BOJ decision to implement negative interest rates during the first quarter of 2016. Despite these challenges, we appreciated the company’s efforts to limit losses and we believed its balance sheet was strong enough to endure a challenging operating environment. Nomura announced several changes to its management team and Board of Directors, which resulted in over half of the Board now being outside and non-executive directors. In the second quarter, the company’s exposure to the U.K. following Brexit and a strengthening yen concerned investors. In addition, Nomura announced it was closing certain wholesale segment businesses (IBanking + Global Markets) in Europe and the Americas along with eliminating equity research, sales, trading and underwriting for European stocks. We think these are positive moves, as Nomura’s international wholesale business has underperformed. While we believed Nomura may face short-term obstacles, we remained constructive on its long-term outlook and held a position at year end.

Currency hedging was actively utilized throughout the year, as we believed many currencies were overvalued relative to the U.S. dollar. Approximately 10% of the Portfolio’s Australian dollar exposure and 26% of it’s Swiss franc exposure were hedged at year-end. The use of currency forward contracts had a positive impact on the Portfolio’s performance relative to the MSCI EAFE Index for the year.

The Portfolio finished the year with most of its equity assets invested in Europe (outside of the U.K.) and within that region, Switzerland held the largest Portfolio weight. The U.K. held the next largest weighting. Both Israel and Latin America accounted for the smallest Portfolio weightings, as these countries contained only one holding each at the end of the period.

As value investors, we focused on the fundamental drivers of long-term cash flows and sought to make investment decisions based on a company’s ability to generate and sustain a cash flow growth stream. While the market preferred stable stocks in the face of uncertainty, we felt the attractive valuations in Financials and cyclically-exposed areas of the market provided more safety during the year.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	8.43	10.67	4.29
Class B	8.18	10.42	4.03
Class E	8.31	10.52	4.14
MSCI EAFE Index	1.00	6.53	0.75

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Glencore plc	4.2
Lloyds Banking Group plc	3.9
Allianz SE	3.6
BNP Paribas S.A.	3.6
Intesa Sanpaolo S.p.A.	3.5
Daimler AG	3.5
Credit Suisse Group AG	3.4
CNH Industrial NV	3.4
Honda Motor Co., Ltd.	2.5
Toyota Motor Corp.	2.3

Top Countries

% of Net Assets
Switzerland	16.3
France	14.8
United Kingdom	14.5
Germany	10.2
Japan	9.2
Netherlands	7.6
Italy	4.9
Sweden	4.4
Australia	3.8
Ireland	2.9

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.79%	$1,000.00	$1,200.40	$4.37
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class B(a)	Actual	1.04%	$1,000.00	$1,198.70	$5.75
	Hypothetical*	1.04%	$1,000.00	$1,019.91	$5.28

Class E(a)	Actual	0.94%	$1,000.00	$1,200.00	$5.20
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Australia—3.8%
AMP, Ltd.	17,022,882	$61,749,572
Orica, Ltd.	4,595,545	58,375,065

		120,124,637

China—2.0%
Baidu, Inc. (ADR) (a)	379,250	62,352,493

France—14.8%
BNP Paribas S.A.	1,760,376	112,138,410
Bureau Veritas S.A.	2,800,800	54,265,855
Danone S.A.	874,312	55,339,883
Kering S.A. (b)	224,000	50,217,391
LVMH Moet Hennessy Louis Vuitton SE	279,500	53,294,317
Pernod-Ricard S.A.	386,900	41,913,691
Safran S.A. (b)	639,300	46,027,951
Sanofi	57,100	4,618,013
Valeo S.A.	760,500	43,698,026

		461,513,537

Germany—10.2%
Allianz SE	688,900	113,877,330
Bayerische Motoren Werke AG	336,900	31,541,533
Continental AG	331,700	64,570,174
Daimler AG	1,461,200	108,443,567

		318,432,604

Hong Kong—1.4%
Melco Crown Entertainment, Ltd. (ADR)	2,832,547	45,037,497

India—0.6%
Infosys, Ltd. (ADR)	1,224,000	18,151,920

Indonesia—1.8%
Bank Mandiri Persero Tbk PT	64,858,200	55,459,840

Ireland—2.9%
Experian plc	1,697,100	32,849,389
Willis Towers Watson plc	480,074	58,703,449

		91,552,838

Israel—0.1%
Check Point Software Technologies, Ltd. (a)	27,300	2,305,758

Italy—4.9%
Intesa Sanpaolo S.p.A.	43,128,400	110,098,152
Prada S.p.A. (b)	13,217,702	44,606,844

		154,704,996

Japan—9.2%
Daiwa Securities Group, Inc.	9,843,000	60,466,174
Honda Motor Co., Ltd.	2,663,200	77,534,158
Komatsu, Ltd.	1,214,400	27,410,435
Nomura Holdings, Inc.	747,200	4,404,430
Olympus Corp.	422,000	14,551,047
Omron Corp.	830,100	31,769,322

Japan—(Continued)
Toyota Motor Corp.	1,206,700	70,446,499

		286,582,065

Mexico—1.8%
Grupo Televisa S.A.B. (ADR)	2,689,308	56,179,644

Netherlands—7.6%
Akzo Nobel NV	279,961	17,483,971
ASML Holding NV	150,650	16,879,379
CNH Industrial NV	12,109,800	105,286,869
EXOR NV	1,173,005	50,587,379
Koninklijke Philips NV	1,574,572	47,994,546

		238,232,144

South Korea—1.6%
Samsung Electronics Co., Ltd.	32,800	48,463,900

Sweden—4.4%
Atlas Copco AB - B Shares	574,294	15,630,835
Hennes & Mauritz AB - B Shares	2,297,600	63,780,909
SKF AB - B Shares	3,145,090	57,729,752

		137,141,496

Switzerland—16.3%
Cie Financiere Richemont S.A.	1,016,947	67,333,907
Credit Suisse Group AG (a)	7,523,829	107,432,890
Glencore plc (a)	39,455,403	132,613,333
Kuehne & Nagel International AG	325,800	43,011,456
LafargeHolcim, Ltd. (a)	1,288,505	67,685,919
Nestle S.A.	403,700	28,955,822
Swatch Group AG (The) - Bearer Shares (b)	203,420	63,249,289

		510,282,616

Taiwan—0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,574,000	8,814,459

United Kingdom—14.5%
Ashtead Group plc	3,122,700	60,497,947
Diageo plc	2,372,800	61,386,933
G4S plc	11,082,300	32,071,357
Lloyds Banking Group plc	159,363,900	122,555,784
Meggitt plc	5,135,818	29,002,680
Royal Bank of Scotland Group plc (a)	18,255,201	50,419,519
Schroders plc	1,533,284	56,553,617
Schroders plc (non-voting shares)	10,427	287,970
Smiths Group plc	1,450,907	25,204,053
Wolseley plc	209,000	12,768,687
WPP plc	133,000	2,973,307

		453,721,854

Total Common Stocks (Cost $3,057,186,695)		3,069,054,298

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investment—1.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $56,473,248 on 01/03/17, collateralized by $59,055,000 U.S. Treasury Note at 1.125% due 02/28/21 with a value of $57,606,971.	56,473,059	$56,473,059

Total Short-Term Investments (Cost $56,473,059)		56,473,059

Securities Lending Reinvestments (c)—3.5%

Certificates of Deposit—0.5%
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Barclays New York 0.894%, 02/10/17 (d)	1,500,000	1,500,485
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800

		16,498,371

Commercial Paper—0.8%
Barton Capital Corp 1.160%, 03/28/17	5,982,600	5,984,424
Macquarie Bank, Ltd. 1.160%, 03/20/17	4,985,339	4,987,524
Manhattan Asset Funding Co. 0.760%, 01/06/17	8,994,300	8,998,857
Toronto Dominion Holding Corp. 0.600%, 01/05/17	2,497,417	2,499,720
United Overseas Bank, Ltd. 0.900%, 02/22/17	1,995,400	1,997,462

		24,467,987

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $3,289,303 on 01/03/17, collateralized by $6,584,036 U.S. Treasury Strip Obligations with zero coupon maturity dates ranging from 02/15/17 - 11/15/46, with a value of $3,354,922.	3,289,138	3,289,138
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $13,401,321 on 01/03/17, collateralized by $13,517,071 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $13,668,003.	13,400,000	13,400,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $7,000,739 on 01/03/17, collateralized by $7,146,300 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $7,140,040.	7,000,000	7,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $10,905,647 on 01/03/17, collateralized by various Common Stock with a value of $12,115,950.	10,900,000	10,900,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $3,807,027 on 01/03/17, collateralized by $19,590,707 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $3,882,970.	3,806,833	3,806,833
Nomura Securities International, Inc. Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $10,000,556 on 01/03/17, collateralized by $14,313,527 U.S. Government Agency Obligations with rates ranging from 1.738% - 9.000%, maturity dates ranging from 05/01/18 - 11/20/66, with a value of $10,200,000.	10,000,000	10,000,000

		48,395,971

Time Deposits—0.6%
Australia New Zealand Bank 0.550%, 01/03/17	4,000,000	4,000,000
Canadian Imperial Bank 0.520%, 01/03/17	4,000,000	4,000,000
Den Norske Bank Oslo 0.650%, 01/03/17	4,000,000	4,000,000
OP Corporate Bank plc 1.200%, 01/23/17	8,000,000	8,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $109,361,895)		109,362,329

Total Investments—103.5% (Cost $3,223,021,649) (e)		3,234,889,686
Other assets and liabilities (net)—(3.5)%		(108,938,399)

Net Assets—100.0%		$3,125,951,287

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2016

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $104,359,139 and the collateral received consisted of cash in the amount of $109,339,760. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $3,282,385,492. The aggregate unrealized appreciation and depreciation of investments were $178,169,923 and $(225,665,729), respectively, resulting in net unrealized depreciation of $(47,495,806) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Banks	14.4
Automobiles	9.2
Textiles, Apparel & Luxury Goods	8.9
Capital Markets	7.3
Machinery	6.6
Insurance	5.5
Metals & Mining	4.3
Diversified Financial Services	3.6
Auto Components	3.5
Beverages	3.3

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
AUD	16,094,000	State Street Bank and Trust	06/21/17	$11,766,050	$198,100
CHF	98,840,000	State Street Bank and Trust	03/15/17	102,553,460	5,063,793

Net Unrealized Appreciation					$5,261,893

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$120,124,637	$—	$120,124,637
China	62,352,493	—	—	62,352,493
France	—	461,513,537	—	461,513,537
Germany	—	318,432,604	—	318,432,604
Hong Kong	45,037,497	—	—	45,037,497
India	18,151,920	—	—	18,151,920
Indonesia	—	55,459,840	—	55,459,840
Ireland	58,703,449	32,849,389	—	91,552,838
Israel	2,305,758	—	—	2,305,758
Italy	—	154,704,996	—	154,704,996
Japan	—	286,582,065	—	286,582,065
Mexico	56,179,644	—	—	56,179,644
Netherlands	—	238,232,144	—	238,232,144
South Korea	—	48,463,900	—	48,463,900
Sweden	—	137,141,496	—	137,141,496
Switzerland	—	510,282,616	—	510,282,616
Taiwan	—	8,814,459	—	8,814,459
United Kingdom	—	453,721,854	—	453,721,854
Total Common Stocks	242,730,761	2,826,323,537	—	3,069,054,298
Total Short-Term Investment*	—	56,473,059	—	56,473,059
Total Securities Lending Reinvestments*	—	109,362,329	—	109,362,329
Total Investments	$242,730,761	$2,992,158,925	$—	$3,234,889,686

Collateral for Securities Loaned (Liability)	$—	$(109,339,760)	$—	$(109,339,760)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,261,893	$—	$5,261,893

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$3,234,889,686
Cash denominated in foreign currencies (c)	116
Unrealized appreciation on forward foreign currency exchange contracts	5,261,893
Receivable for:
Investments sold	2,156,413
Fund shares sold	168,703
Dividends and interest	6,127,256
Prepaid expenses	8,295

Total Assets	3,248,612,362
Liabilities
Collateral for securities loaned	109,339,760
Payables for:
Investments purchased	6,104,337
Fund shares redeemed	4,055,983
Accrued Expenses:
Management fees	2,000,130
Distribution and service fees	256,311
Deferred trustees’ fees	101,823
Other expenses	802,731

Total Liabilities	122,661,075

Net Assets	$3,125,951,287

Net Assets Consist of:
Paid in surplus	$3,268,996,255
Undistributed net investment income	52,244,923
Accumulated net realized loss	(211,948,394)
Unrealized appreciation on investments and foreign currency transactions	16,658,503

Net Assets	$3,125,951,287

Net Assets
Class A	$1,882,224,507
Class B	1,136,340,659
Class E	107,386,121
Capital Shares Outstanding*
Class A	142,762,153
Class B	88,031,333
Class E	8,250,415
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.18
Class B	12.91
Class E	13.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,223,021,649.
(b)	Includes securities loaned at value of $104,359,139.
(c)	Identified cost of cash denominated in foreign currencies was $117.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$79,295,370
Interest	16,938
Securities lending income	2,055,359
Other income (b)	157,108

Total investment income	81,524,775
Expenses
Management fees	22,720,996
Administration fees	94,660
Custodian and accounting fees	624,341
Distribution and service fees—Class B	2,760,531
Distribution and service fees—Class E	155,552
Audit and tax services	53,470
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	152,162
Insurance	20,933
Miscellaneous	196,875

Total expenses	26,860,880
Less management fee waiver	(489,033)

Net expenses	26,371,847

Net Investment Income	55,152,928

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(179,183,733)
Foreign currency transactions	1,975,793

Net realized loss	(177,207,940)

Net change in unrealized appreciation on:
Investments	379,066,451
Foreign currency transactions	1,257,493

Net change in unrealized appreciation	380,323,944

Net realized and unrealized gain	203,116,004

Net Increase in Net Assets From Operations	$258,268,932

(a)	Net of foreign withholding taxes of $7,993,780.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$55,152,928	$58,548,897
Net realized gain (loss)	(177,207,940)	219,008,625
Net change in unrealized appreciation (depreciation)	380,323,944	(402,939,797)

Increase (decrease) in net assets from operations	258,268,932	(125,382,275)

From Distributions to Shareholders
Net investment income
Class A	(41,603,288)	(59,540,773)
Class B	(23,446,727)	(38,314,087)
Class E	(2,282,019)	(3,931,196)
Net realized capital gains
Class A	(116,570,251)	(170,035,793)
Class B	(74,666,145)	(119,137,811)
Class E	(6,934,446)	(11,832,899)

Total distributions	(265,502,876)	(402,792,559)

Increase in net assets from capital share transactions	133,818,891	207,146,217

Total increase (decrease) in net assets	126,584,947	(321,028,617)

Net Assets
Beginning of period	2,999,366,340	3,320,394,957

End of period	$3,125,951,287	$2,999,366,340

Undistributed net investment income
End of period	$52,244,923	$62,868,278

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	14,134,995	$172,105,987	3,342,548	$50,477,518
Reinvestments	14,160,567	158,173,539	15,335,776	229,576,566
Redemptions	(13,751,826)	(173,482,442)	(9,864,350)	(164,073,964)

Net increase	14,543,736	$156,797,084	8,813,974	$115,980,120

Class B
Sales	5,302,306	$62,812,228	6,602,222	$99,080,464
Reinvestments	8,960,080	98,112,872	10,711,013	157,451,898
Redemptions	(14,610,822)	(179,478,602)	(11,127,550)	(169,871,829)

Net increase (decrease)	(348,436)	$(18,553,502)	6,185,685	$86,660,533

Class E
Sales	456,490	$5,518,580	623,789	$9,478,971
Reinvestments	834,825	9,216,465	1,065,142	15,764,095
Redemptions	(1,561,180)	(19,159,736)	(1,372,340)	(20,737,502)

Net increase (decrease)	(269,865)	$(4,424,691)	316,591	$4,505,564

Increase derived from capital shares transactions		$133,818,891		$207,146,217

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.43	$15.94	$19.13	$15.06	$11.85

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.29	0.37	0.31	0.29
Net realized and unrealized gain (loss) on investments	0.68	(0.76)	(1.31)	4.22	3.16

Total from investment operations	0.92	(0.47)	(0.94)	4.53	3.45

Less Distributions
Distributions from net investment income	(0.31)	(0.53)	(0.48)	(0.46)	(0.24)
Distributions from net realized capital gains	(0.86)	(1.51)	(1.77)	0.00	0.00

Total distributions	(1.17)	(2.04)	(2.25)	(0.46)	(0.24)

Net Asset Value, End of Period	$13.18	$13.43	$15.94	$19.13	$15.06

Total Return (%) (b)	8.43	(4.31)	(5.52)	30.80	29.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.83	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.79	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.95	1.88	2.12	1.79	2.26
Portfolio turnover rate (%)	50	49	45	58	41
Net assets, end of period (in millions)	$1,882.2	$1,722.4	$1,903.6	$2,176.6	$1,929.3

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.17	$15.66	$18.84	$14.84	$11.67

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.25	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	0.66	(0.75)	(1.29)	4.17	3.13

Total from investment operations	0.87	(0.50)	(0.97)	4.42	3.38

Less Distributions
Distributions from net investment income	(0.27)	(0.48)	(0.44)	(0.42)	(0.21)
Distributions from net realized capital gains	(0.86)	(1.51)	(1.77)	0.00	0.00

Total distributions	(1.13)	(1.99)	(2.21)	(0.42)	(0.21)

Net Asset Value, End of Period	$12.91	$13.17	$15.66	$18.84	$14.84

Total Return (%) (b)	8.18	(4.52)	(5.79)	30.49	29.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.08	1.08	1.08	1.08
Net ratio of expenses to average net assets (%) (c)	1.04	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	1.73	1.64	1.88	1.50	1.98
Portfolio turnover rate (%)	50	49	45	58	41
Net assets, end of period (in millions)	$1,136.3	$1,163.9	$1,287.4	$1,379.5	$1,102.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.27	$15.77	$18.95	$14.92	$11.74

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.26	0.34	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.67	(0.75)	(1.29)	4.20	3.13

Total from investment operations	0.89	(0.49)	(0.95)	4.47	3.40

Less Distributions
Distributions from net investment income	(0.28)	(0.50)	(0.46)	(0.44)	(0.22)
Distributions from net realized capital gains	(0.86)	(1.51)	(1.77)	0.00	0.00

Total distributions	(1.14)	(2.01)	(2.23)	(0.44)	(0.22)

Net Asset Value, End of Period	$13.02	$13.27	$15.77	$18.95	$14.92

Total Return (%) (b)	8.31	(4.45)	(5.67)	30.65	29.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.98	0.98	0.98	0.98
Net ratio of expenses to average net assets (%) (c)	0.94	0.96	0.96	0.96	0.96
Ratio of net investment income to average net assets (%)	1.83	1.75	1.98	1.60	2.10
Portfolio turnover rate (%)	50	49	45	58	41
Net assets, end of period (in millions)	$107.4	$113.1	$129.4	$148.9	$116.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and distribution re-designations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $56,473,059. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $48,395,971. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$5,261,893

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$5,261,893	$—	$—	$5,261,893

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,123,129

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$1,375,603

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$106,626,994

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,445,573,057	$0	$1,490,412,420

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$22,720,996	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that

MIST-18

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$86,374,797	$149,387,085	$179,128,079	$253,405,474	$265,502,876	$402,792,559

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$57,603,263	$—	$(47,961,858)	$(152,584,551)	$(142,943,146)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $31,731,321 and long-term accumulated capital losses of $120,853,230.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-19

Met Investors Series Trust

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harris Oakmark International Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-23

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one- and five-year periods ended October 31, 2016, but underperformed its benchmark for the three-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-26

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-27

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-28

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-29

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-30

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 11.72%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

The year witnessed significant changes across and within financial markets. 2016 began with stock market turmoil as investors rejected the prospect of ongoing interest rate hikes and the potential credit contagion effects of plunging oil prices. 2016 also saw a rising U.S. dollar’s impact on multi-national company earnings and the view that status quo politics would win the day and, therefore, maintain many of the low growth economic policies. Bond yields sank in the first half as fears of deflation once again gripped markets with Japanese and German central banks experimenting with negative interest rate policies. Precious metals rallied as weak economic data releases appeared to trap the U.S. Federal Reserve (the “Fed”) in a dovish position, while bad weather caused the price of some agricultural commodities to soar.

The second half of 2016 saw a shift from fear of deflation to hope for reflation after the U.K.’s referendum to leave the European Union (“Brexit”) vote and the U.S. presidential election. Bond yields began to climb in July on the prospect for higher growth and inflation, while stock markets rallied on renewed optimism. Commodity markets continued to gain, but with a major shift in leadership from precious metals and agriculture to industrial metals and energy. After many years of stocks outpacing other asset classes, the benefit of portfolio diversification resurfaced as commodities generated their first positive return after five straight down years, as well as being our primary portfolio contributor for 2016. Stocks came in second place while bonds provided a necessary cushion to stock losses in the early part of the year, despite a sharp rise in yields later in the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the Portfolio risk target to fluctuate between 6% and 10%.

Exposure to commodities, led results for the reporting period as all four complexes posted positive results. At a complex level, agriculture was the Portfolio’s leading performer during the fiscal year due to gains in sugar, soybeans, soybean oil, soymeal, cotton and coffee. Generally speaking, supply shortages due to inclement weather and reduced plantings were the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. The energy complex was the second top contributor. Oil prices struggled with high levels of oversupply, but made strong gains after the Organization of Petroleum Exporting Counties reached an agreement on production levels. Also, investor optimism soared following the surprising results of the U.S. presidential election, producing strong equity and commodity market gains. Precious metals prices benefited from a combination of volatility in equity prices during the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from Portfolio performance for the reporting period. Industrial metals prices contributed to Portfolio results as both copper and aluminum prices rose. Tactical exposure to industrial metals detracted from Portfolio results due to underweight exposure to aluminum.

Performance across developed equity markets also contributed to Portfolio results as all six markets in which the Portfolio invests posted positive returns. Perhaps surprisingly, given the angst leading up to and after the Brexit vote — the U.K. referendum on whether to remain a part of, or leave, the European Union — U.K. equities led results in the asset class. Exposure to U.S. small cap equities and U.S. large cap equities also contributed strong returns. European equities were pressured for most of the reporting period due to weak economic data and concerns over whether the exceptionally accommodative monetary policy of the European Central Bank was boosting growth and inflation. However, European equities rebounded at the end of the fiscal year and posted positive returns for the reporting period as a whole. Tactical exposure to equities obtained through the use of swaps and futures helped boost the Portfolio’s return owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and overweight exposure when equities recovered in subsequent quarters.

The Portfolio’s exposure to global government bonds, obtained through the use of swaps and futures, also provided positive returns for the Portfolio for the fiscal year. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets. Within the government bond asset class, U.K. gilts (bonds issued by the British government) were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds (bonds issued by the German government) also benefited from these events, although these events also drove their yields into negative territory. U.S. Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of the Brexit vote, but they surrendered some of those gains late in the reporting period when the Fed raised interest rates in December and when forecasts of faster-than-expected future rate increases dampened demand. Despite negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Exposure to Canadian government bonds was the sole detractor within the asset class as gains early in the year, resulting from the Canadian central bank cutting interest rates twice, weren’t

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

enough to outweigh losses accrued toward the end of the fiscal year. Tactical positioning in government bonds bolstered Portfolio results due to general overweight exposure to the asset class for the fiscal year.

At year end, tactical positioning maintains an overweight to all six equity markets in which the strategy invests. Exposure to bonds is mixed with underweights to Australia, Canada and Germany while the U.K. and U.S. are now overweight. In commodities, the underweight in agriculture has marginally increased. Positioning in industrial metals remains overweight but on a reduced basis relative to last month while precious metals remain underweight. In energy, positioning has strengthened across the board.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	11.72	4.40
Dow Jones Moderate Index	7.67	6.47

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	53.9
Global Developed Equities	40.7
Commodities - Production Weighted	28.7

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.89%	$1,000.00	$1,013.90	$4.51
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—2.7% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—2.7%
U.S. Treasury Floating Rate Notes 0.730%, 07/31/18 #(a)	8,310,000	$8,317,255
0.746%, 04/30/18 #(a)	22,092,000	22,130,727
0.828%, 01/31/18 #(a)	11,050,000	11,081,691

Total U.S. Treasury & Government Agencies (Cost $41,451,998)		41,529,673

Commodity-Linked Securities—2.3%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 08/22/17 (144A) #(a)	9,270,000	7,839,639
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 08/14/17 (144A) #(a)	17,930,000	16,142,218
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 08/15/17 (144A) #(a)	12,150,000	11,060,390

Total Commodity-Linked Securities (Cost $39,350,000)		35,042,247

Short-Term Investments—93.3%

Certificate of Deposit—9.4%
Bank of Nova Scotia 1.154%, 07/14/17 (b)	32,000,000	32,003,328
KBC Bank NV 1.050%, 03/06/17 (b)	20,000,000	20,004,515
Mizuho Bank, Ltd. (NY) 0.963%, 02/27/17 (b)	28,000,000	27,963,885
Norinchukin Bank (NY) 0.900%, 01/13/17 (b)	16,300,000	16,301,475
Swedbank (Sparbank) 0.560%, 01/03/17 (b)	17,500,000	17,499,897
Toronto-Dominion Bank 0.680%, 01/11/17 (b)	30,000,000	30,001,338

		143,774,438

Commercial Paper—48.5%
American Honda Finance Corp. 0.575%, 01/10/17 (b)	23,500,000	23,496,625
0.741%, 02/07/17 (b)	15,000,000	14,990,965
Apple, Inc. 0.419%, 01/03/17 (b)	20,000,000	19,999,089
0.423%, 01/06/17 (b)	25,000,000	24,997,958

Commercial Paper—(Continued)
BMW U.S. Capital LLC 0.489%, 01/11/17 (b)	25,000,000	24,995,650
Caisse Centrale Desjardins du Quebec 0.568%, 01/09/17 (b)	40,000,000	39,992,078
Canadian Imperial Bank of Commerce 1.240%, 03/03/17 (b)	18,500,000	18,516,062
Cancara Asset Securitisation LLC 0.690%, 01/03/17 (b)	20,000,000	19,998,856
Coca-Cola, Inc. (The) 0.577%, 01/09/17 (b)	20,000,000	19,997,567
CRC Funding LLC 1.074%, 03/21/17 (b)	30,000,000	29,937,900
DZ Bank AG 1.019%, 06/08/17 (b)	25,000,000	25,003,950
Exxon Mobil Corp. 0.681%, 01/24/17 (b)	35,000,000	34,983,934
Fairway Finance Co. LLC 0.888%, 04/14/17 (b)	30,000,000	30,015,000
Gotham Funding Corp. 0.854%, 02/15/17 (b)	25,000,000	24,975,945
Kells Funding LLC 1.070%, 02/03/17 (b)	17,000,000	16,988,976
L’Oreal USA, Inc. 0.543%, 01/13/17 (b)	24,000,000	23,995,324
0.615%, 01/27/17 (b)	20,000,000	19,991,273
Manhattan Asset Funding Co. LLC 0.861%, 02/10/17 (b)	25,000,000	24,979,000
Microsoft Corp. 0.702%, 02/08/17 (b)	15,000,000	14,990,717
Mitsubishi UFJ Financial Group, Inc. 0.762%, 01/12/17 (b)	15,000,000	14,996,734
Nationwide Building Society 0.749%, 01/13/17 (b)	40,000,000	39,988,629
Nieuw Amsterdam Receivables Corp. 0.697%, 01/17/17 (b)	13,000,000	12,996,165
NRW Bank 0.800%, 01/26/17 (b)	20,000,000	19,989,365
Old Line Funding LLC 1.080%, 06/20/17 (b)	25,000,000	24,999,700
PACCAR Financial Corp. 0.576%, 01/12/17 (b)	9,000,000	8,998,290
PepsiCo, Inc. 0.521%, 01/12/17 (b)	10,300,000	10,298,233
0.557%, 01/10/17 (b)	30,500,000	30,495,620
Regency Market No. 1 LLC 0.651%, 01/12/17 (b)	26,545,000	26,539,632
0.764%, 01/17/17 (b)	18,000,000	17,994,690
Ridgefield Funding Co. LLC 1.133%, 03/15/17 (b)	15,000,000	14,972,500
Sumitomo Mitsui Banking Corp. 0.766%, 01/18/17 (b)	15,000,000	14,995,226
Total Capital Canada, Ltd. 0.541%, 01/09/17 (b)	15,000,000	14,997,987
0.673%, 01/19/17 (b)	20,300,000	20,294,057

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Short-Term Investments—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Paper—(Continued)
Unilever Capital Corp. 0.750%, 02/06/17 (b)	15,000,000	$14,991,212

		740,394,909

Municipals—7.0%
Columbus Regional Airport Authority, Revenue Bonds 0.750%, 04/01/35 (a)	21,000,000	21,000,000
County of Emery, Utah, Revenue Bonds 0.690%, 11/01/24 (a)	13,300,000	13,300,000
Gainesville & Hall County, GA, Development Authority, Revenue Bonds VRDN 0.770%, 03/01/21 (a)	3,300,000	3,300,000
Illinois Finance Authority, Revenue Bonds VRDN 0.750%, 10/01/29 (a)	10,000,000	10,000,000
New York State Dormitory Authority, Revenue Bonds Series C, VRDN 0.730%, 07/01/31 (a)	29,965,000	29,965,000
New York State Housing Finance Agency, Revenue Bonds 0.750%, 11/01/49 (a)	30,000,000	30,000,000

		107,565,000

Mutual Funds—22.5%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 1.000% #(c) (d)	227,245,702	227,245,702
STIT-Government & Agency Portfolio, Institutional Class 0.030% (c) (d)	69,441,390	69,441,390
STIT-Treasury Portfolio, Institutional Class 1.000% (c) (d)	46,294,260	46,294,260

		342,981,352

U.S. Treasury—5.9%
U.S. Treasury Bills 0.273%, 01/05/17 #(b) (e)	17,330,000	17,329,653
0.391%, 01/26/17 #(b) (e)	20,740,000	20,734,421
0.462%, 04/06/17 #(b) (e)	24,600,000	24,566,520
0.573%, 08/17/17 #(b) (e)	5,370,000	5,347,242

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.617%, 06/08/17 #(b) (e)	19,180,000	19,128,463
0.643%, 06/15/17 #(b)	3,130,000	3,121,389

		90,227,688

Total Short-Term Investments (Cost $1,424,863,777)		1,424,943,387

Total Investments—98.3% (Cost $1,505,665,775) (f)		1,501,515,307
Other assets and liabilities (net)—1.7%		25,664,545

Net Assets—100.0%		$1,527,179,852

#	All or a portion represents positions held in the respective subsidiary (see Note 2).
*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2016.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $57,983,846.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,505,665,776. The aggregate unrealized appreciation and depreciation of investments were $476,250 and $(4,626,719), respectively, resulting in net unrealized depreciation of $(4,150,469) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $35,042,247, which is 2.3% of net assets.
(EMTN)—Euro	Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/17	2,980	AUD	379,432,872	$894,772
Brent Crude Oil Futures #	05/31/17	402	USD	22,533,437	1,063,963
Canada Government Bond 10 Year Futures	03/22/17	2,465	CAD	342,857,250	(2,864,336)
Euro Stoxx 50 Index Futures	03/17/17	3,410	EUR	108,626,521	3,283,405
Euro-Bund Futures	03/08/17	126	EUR	20,364,861	334,784
FTSE 100 Index Futures	03/17/17	1,252	GBP	85,902,463	2,912,822

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Gasoline RBOB Futures #	01/31/17	507	USD	33,528,943	$2,051,202
Hang Seng Index Futures	01/26/17	600	HKD	646,563,413	1,585,736
Natural Gas Futures #	11/28/17	115	USD	4,005,886	252,564
New York Harbor ULSD Futures #	03/31/17	172	USD	11,449,224	1,116,924
Russell 2000 Mini Index Futures	03/17/17	1,200	USD	82,622,769	(1,208,769)
S&P 500 E-Mini Index Futures	03/17/17	867	USD	97,695,718	(756,448)
Silver Futures #	03/29/17	447	USD	37,299,667	(1,564,252)
TOPIX Index Futures	03/09/17	857	JPY	12,678,876,569	2,826,810
U.S. Treasury Long Bond Futures	03/22/17	858	USD	129,930,429	(667,367)
United Kingdom Long Gilt Bond Futures	03/29/17	932	GBP	114,740,353	3,121,924
WTI Light Sweet Crude Oil Futures #	05/19/17	360	USD	19,620,460	715,940

Net Unrealized Appreciation					$13,099,674

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.330%	10/23/17	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index #	USD	23,959,455	$(807,798)	$—	$(807,798)
0.300%	04/10/17	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper I Index #	USD	29,131,200	(1,160,600)	—	(1,160,600)
0.120%	01/12/17	Cargill, Inc.	Cargill Gold Index 1 #	USD	12,909,296	—	—	—
0.400%	10/07/17	Goldman Sachs International	Goldman Sachs Alpha Basket B823 Excess Return Strategy #	USD	20,229,642	(442,492)	—	(442,492)
0.000%	01/31/17	Goldman Sachs International	Hang Seng Index	HKD	154,162,763	369,532	—	369,532
0.250%	04/25/17	JPMorgan Chase Bank N.A.	JPMorgan Contag Gas Oil Class #	USD	12,247,011	257,014	—	257,014
0.250%	08/17/17	Bank of America N.A.	MLCX Natural Gas Annual Excess Return Index #	USD	18,635,262	—	—	—
0.140%	06/27/17	Bank of America N.A.	Merrill Lynch Gold Excess Return Index #	USD	23,550,390	—	—	—
0.470%	10/07/17	Cargill, Inc.	Monthly Rebalance Commodity Excess Return Index #	USD	36,848,017	—	—	—
0.380%	10/16/17	Morgan Stanley Capital Services, LLC	S&P GSCI Aluminum Dynamic Roll Index #	USD	36,694,526	(517,798)	—	(517,798)
0.090%	10/16/17	JPMorgan Chase Bank N.A.	S&P GSCI Gold Official Close Index #	USD	19,981,779	371,119	—	371,119

Totals						$(1,931,023)	$—	$(1,931,023)

#	All or a portion represents positions held in the respective subsidiary (see Note 2).

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Index Information:

Barclays Commodity Strategy 1452 Excess Return Index—a commodity index that provide exposure to future contracts on Copper.

CIBC Custom 5 Agriculture Index—a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat.

Goldman Sachs Alpha Basket B823 Excess Return Strategy—a commodity index that provides exposure to Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index—a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No.2, Soybean Meal, Soybeal Oil, Soybeans, Sugar No.11 and Wheat.

RBC Enhanced Agricultural Basket 04 Excess Return Index—a commodity index composed of futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$41,529,673	$—	$41,529,673
Total Commodity-Linked Securities	—	35,042,247	—	35,042,247
Short-Term Investments
Certificate of Deposit	—	143,774,438	—	143,774,438
Commercial Paper	—	740,394,909	—	740,394,909
Municipals	—	107,565,000	—	107,565,000
Mutual Funds	342,981,352	—	—	342,981,352
U.S. Treasury	—	90,227,688	—	90,227,688
Total Short-Term Investments	342,981,352	1,081,962,035	—	1,424,943,387
Total Investments	$342,981,352	$1,158,533,955	$—	$1,501,515,307

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$20,160,846	$—	$—	$20,160,846
Futures Contracts (Unrealized Depreciation)	(7,061,172)	—	—	(7,061,172)
Total Futures Contracts	$13,099,674	$—	$—	$13,099,674
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$997,665	$—	$997,665
OTC Swap Contracts at Value (Liabilities)	—	(2,928,688)	—	(2,928,688)
Total OTC Swap Contracts	$—	$(1,931,023)	$—	$(1,931,023)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$1,158,533,955
Affiliated investments at value (b)	342,981,352
Cash	2,899,283
Cash collateral (c)	24,414,502
OTC swap contracts at market value	997,665
Receivable for:
Fund shares sold	1,282,461
Interest	404,757
Variation margin on futures contracts	1,090,086
Prepaid expenses	3,868

Total Assets	1,532,607,929
Liabilities
OTC swap contracts at market value	2,928,688
Payables for:
OTC swap contracts	910,380
Fund shares redeemed	167,850
Interest on OTC swap contracts	44,990
Accrued Expenses:
Management fees	764,010
Distribution and service fees	316,651
Deferred trustees’ fees	76,814
Other expenses	218,694

Total Liabilities	5,428,077

Net Assets	$1,527,179,852

Net Assets Consist of:
Paid in surplus	$1,380,796,153
Undistributed net investment income	61,305,806
Accumulated net realized gain	78,067,677
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	7,010,216

Net Assets	$1,527,179,852

Net Assets
Class B	$1,527,179,852
Capital Shares Outstanding*
Class B	149,202,004
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,162,684,423.
(b)	Identified cost of affiliated investments was $342,981,352.
(c)	Includes collateral of $12,379,500 for futures contracts and $12,035,002 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from affiliated investments	$1,255,236
Interest (a)	5,429,951
Other income (b)	29,163

Total investment income	6,714,350
Expenses
Management fees	8,820,466
Administration fees	94,657
Custodian and accounting fees	124,352
Distribution and service fees—Class B	3,466,861
Audit and tax services	83,765
Legal	40,212
Trustees’ fees and expenses	45,228
Shareholder reporting	44,981
Insurance	9,043
Miscellaneous	18,339

Total expenses	12,747,904
Less management fee waiver	(426,772)

Net expenses	12,321,132

Net Investment Loss	(5,606,782)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	10,080,836
Futures contracts	102,543,371
Swap contracts	34,309,158
Foreign currency transactions	802,776

Net realized gain	147,736,141

Net change in unrealized appreciation (depreciation) on:
Investments	(1,573,066)
Futures contracts	11,015,481
Swap contracts	(2,515,985)
Foreign currency transactions	(157,756)

Net change in unrealized appreciation	6,768,674

Net realized and unrealized gain	154,504,815

Net Increase in Net Assets From Operations	$148,898,033

(a)	Net of foreign withholding taxes of $1,871.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(5,606,782)	$(10,242,913)
Net realized gain (loss)	147,736,141	(32,101,131)
Net change in unrealized appreciation (depreciation)	6,768,674	(14,712,186)

Increase (decrease) in net assets from operations	148,898,033	(57,056,230)

From Distributions to Shareholders
Net investment income
Class B	(2,081,473)	(37,877,864)
Net realized capital gains
Class B	0	(97,181,591)

Total distributions	(2,081,473)	(135,059,455)

Increase in net assets from capital share transactions	93,119,831	128,026,610

Total increase (decrease) in net assets	239,936,391	(64,089,075)

Net Assets
Beginning of period	1,287,243,461	1,351,332,536

End of period	$1,527,179,852	$1,287,243,461

Undistributed net investment income
End of period	$61,305,806	$1,777,171

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	18,721,832	$188,187,097	10,319,861	$104,117,206
Reinvestments	210,462	2,081,473	14,068,693	135,059,455
Redemptions	(9,959,073)	(97,148,739)	(11,170,496)	(111,150,051)

Net increase	8,973,221	$93,119,831	13,218,058	$128,026,610

Increase derived from capital shares transactions		$93,119,831		$128,026,610

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$9.18	$10.64	$10.58	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.04)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.12	(0.32)	0.65	0.27	0.69

Total from investment operations	1.08	(0.40)	0.57	0.19	0.63

Less Distributions
Distributions from net investment income	(0.02)	(0.30)	0.00	0.00	(0.03)
Distributions from net realized capital gains	0.00	(0.76)	(0.51)	(0.10)	(0.11)

Total distributions	(0.02)	(1.06)	(0.51)	(0.10)	(0.14)

Net Asset Value, End of Period	$10.24	$9.18	$10.64	$10.58	$10.49

Total Return (%) (c)	11.72	(4.20)	5.58	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.92	0.94	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	0.92	0.93	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.89	0.89	0.91	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	0.89	0.90	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.40)	(0.76)	(0.78)	(0.76)	(0.80	)(e)
Portfolio turnover rate (%)	137	40	44	34	0	(g)
Net assets, end of period (in millions)	$1,527.2	$1,287.2	$1,351.3	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $347,171,136 in the Subsidiary, representing 22.7% of the Portfolio’s total assets. All inter-company accounts and transactions have

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$350,956,741
Total Liabilities	(3,785,605)
Net Assets	347,171,136
Net Investment Income	1,270,915
Net Realized Gain	60,741,495
Net Change in Unrealized Appreciation	4,127,319
Net Increase in Net Assets from Operations	66,139,729

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-15

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2016.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

MIST-16

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

MIST-17

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$4,351,480	Unrealized depreciation on futures contracts (a) (b)	$3,531,703
Equity	OTC swap contracts at market value (c)	369,532
	Unrealized appreciation on futures contracts (a) (b)	10,608,773	Unrealized depreciation on futures contracts (a) (b)	1,965,217
Commodity	OTC swap contracts at market value (c)	628,133	OTC swap contracts at market value (c)	2,928,688
	Unrealized appreciation on futures contracts (a) (b)	5,200,593	Unrealized depreciation on futures contracts (a) (b)	1,564,252

		$21,158,511		$9,989,860

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $44,990.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$369,532	$(369,532)	$—	$—
JPMorgan Chase Bank N.A.	628,133	—	—	628,133

	$997,665	$(369,532)	$—	$628,133

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$807,798	$—	$(807,798)	$—
Canadian Imperial Bank of Commerce	1,160,600	—	(1,160,600)	—
Goldman Sachs International	442,492	(369,532)	(72,960)	—
Morgan Stanley Capital Services, LLC	517,798	—	(260,000)	257,798

	$2,928,688	$(369,532)	$(2,301,358)	$257,798

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$35,541,328	$50,324,134	$16,677,909	$102,543,371
Swap contracts	—	327,179	33,981,979	34,309,158

	$35,541,328	$50,651,313	$50,659,888	$136,852,529

MIST-18

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(1,517,528)	$3,867,275	$8,665,734	$11,015,481
Swap contracts	—	367,119	(2,883,104)	(2,515,985)

	$(1,517,528)	$4,234,394	$5,782,630	$8,499,496

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$692,971,016
Swap contracts	251,966,726

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$41,451,999	$72,040,000	$45,516,000	$77,143,227

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$8,820,466	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to

MIST-20

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Premier Portfolio, Institutional Class	43,021,130	315,119,964	(358,141,094)	—
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	199,439,842	311,076,032	(283,270,172)	227,245,702
STIT-Government & Agency Portfolio	—	199,341,824	(129,900,434)	69,441,390
STIT-Liquid Assets Portfolio, Institutional Class	39,252,711	315,119,963	(354,372,674)	—
STIT-Treasury Portfolio Institutional Class	—	139,744,154	(93,449,894)	46,294,260

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2016
Premier Portfolio, Institutional Class	$—	$—	$121,776	$—
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	937,539	227,245,702
STIT-Government & Agency Portfolio	—	—	27,123	69,441,390
STIT-Liquid Assets Portfolio, Institutional Class	—	—	146,315	—
STIT-Treasury Portfolio Institutional Class	—	—	22,483	46,294,260

	$—	$—	$1,255,236	$342,981,352

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$2,081,473	$84,957,994	$—	$50,101,461	$2,081,473	$135,059,455

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$97,306,133	$49,164,517	$(10,137)	$—	$146,460,513

MIST-21

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized $1,479,744 of accumulated capital losses.

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-22

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Balanced-Risk Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-23

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-25

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-26

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-27

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-28

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-year period ended October 31, 2016, but underperformed its benchmark for both indices for three-year and since-inception periods ended October 31, 2016.

The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and the Sub-advised Expense Universe median and equal to the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a relationship discount to the Portfolio’s sub-advisory fees and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2017.

MIST-29

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-30

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-31

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-32

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-33

Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Invesco Comstock Portfolio returned 17.64% and 17.30%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.34%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 31, 2016, the U.S. economy continued to expand. U.S. gross domestic product showed the U.S. economy grew by 3.5% in the third quarter. Employment data moved higher, with a surprise uptick from 4.9% in August to 5.0% in September, but unemployment ended the year at 4.7%. Oil prices traded in a range from the high $20s to the low $50s during the reporting period.

U.S. stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (the “Fed”) monetary policy. Markets recovered in late February and posted gains until June, when U.K. voters opted to leave the European Union (“Brexit”), sending markets sharply lower. Markets again recovered, and major U.S. equity indexes hit record highs during the summer. The surprise outcome of the U.S. presidential election provided an impetus to stock markets and sent major equity indexes to new record highs.

The market rally was led by Financials, which stood to potentially benefit from less onerous federal regulations and higher interest rates. In November, the Organization of Petroleum Exporting Countries agreed to cut production for the first time in eight years, which helped support higher oil prices. In December, the Fed raised interest rates by a quarter point—its only increase over the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Value Index for the twelve month period ended December 31, 2016. Positive allocation effects and to a lesser extent, positive stock selection contributed to the Portfolio’s relative outperformance over the year. All sectors within the Russell 1000 Value Index had positive performance, with Materials, Energy, Telecommunication Services, Industrials, and Financials all posting returns in excess of 20% for the period.

The Portfolio benefited from stock selection and an overweight to Financials, which aided relative performance. Within banks, both Bank of America and JPMorgan Chase were positive contributors on a relative and absolute basis. Within diversified financials, Morgan Stanley was a top performer for the period, outperforming the sector and benchmark. Financial stocks rallied during the second half of the year, notably post-election, as large banks rallied on expectations of a more lenient regulatory environment from the new presidential administration.

Strong stock selection and an overweight within Information Technology stocks also boosted relative performance for the year. Within software, owning Microsoft and Symantec Corp. contributed to results. Symantec’s stock rallied after they announced a deal to buy Blue Coat, a technology and cloud access security firm. Within hardware storage and peripherals, NetApp reported in the second half of the year smaller than expected declines in their mature product areas and growth in strategic solutions. Further, investors welcomed strong expense management.

A material underweight to Consumer Staples and having no exposure to Real Estate were notable contributors to relative performance, as these sectors were among the bottom performing sectors in the Russell 1000 Value Index for the year. The Portfolio had remained materially underweight these sectors over valuation concerns as we believed investors have driven up stock prices in a quest for yield in a low-interest rate environment.

Stock selection within Energy also enhanced relative performance. Devon Energy, Canadian Natural Resources (Canada), and SunCor Energy (Canada) had strong performance and outperformed the benchmark and sector. Devon Energy, a top energy holding, reported earnings higher than forecast for the first three quarters of the year.

On the negative side, a material overweight allocation to Consumer Discretionary stocks was a detractor for the period. Shares of Carnival Corp., a large cruise line operator, sold off after the Brexit decision due to foreign exposure, even though the company had beat earnings expectations during that time. Prior to the Brexit decision, investors were focused on oil prices and the impact on the cruise line’s margin recovery. Viacom, a long-term media company holding, was sold from the Portfolio during the period after management believed the company’s future risk/reward prospects had deteriorated.

Weak stock selection within Telecommunication Services dampened relative performance. Towards the end of the period, Frontier Communications stock declined after reporting a loss and announced layoffs from a restructuring effort to reduce expenses and improve operational performance. Not owing AT&T detracted as the stock performed well over the period.

Stock selection within Healthcare negatively impacted relative results. Express Scripts, a pharmacy benefits manager, and Novartis (Switzerland), a major European pharmaceuticals firm, were large detractors, both posting negative double-digit returns for the period. We eliminated Express Scripts from the Portfolio during the period due to projected pricing and margin pressure, given potential regulations on prescription drugs.

Currency forward contracts were used during the year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

currency forward contracts had a positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the year.

At the end of the year, the Portfolio was overweight Financials, Energy, and Consumer Discretionary compared to the benchmark. Conversely, the Portfolio was underweight Real Estate, Telecommunication Services, Utilities, Materials, Consumer Staples, Industrials, and Healthcare sectors relative to the benchmark.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	17.64	14.38	5.89
Class B	17.30	14.09	5.64
Russell 1000 Value Index	17.34	14.80	5.72

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Citigroup, Inc.	5.8
JPMorgan Chase & Co.	4.5
Bank of America Corp.	4.3
Carnival Corp.	2.7
Suncor Energy, Inc.	2.5
Cisco Systems, Inc.	2.4
PNC Financial Services Group, Inc. (The)	2.4
Morgan Stanley	2.1
Royal Dutch Shell plc - Class A (ADR)	2.1
Wells Fargo & Co.	2.1

Top Sectors

% of Net Assets
Financials	34.9
Energy	17.3
Consumer Discretionary	10.7
Health Care	9.8
Information Technology	9.7
Industrials	9.5
Consumer Staples	3.1
Materials	1.8
Telecommunication Services	1.1
Utilities	0.6

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Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.57%	$1,000.00	$1,173.70	$3.11
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class B(a)	Actual	0.82%	$1,000.00	$1,172.00	$4.48
	Hypothetical*	0.82%	$1,000.00	$1,021.01	$4.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Arconic, Inc. (a)	768,421	$14,246,526
Textron, Inc.	747,363	36,291,947

		50,538,473

Automobiles—2.0%
General Motors Co.	1,409,590	49,110,116

Banks—23.0%
Bank of America Corp.	4,814,445	106,399,235
Citigroup, Inc.	2,400,901	142,685,546
Citizens Financial Group, Inc.	830,370	29,586,083
Fifth Third Bancorp	1,738,195	46,879,119
JPMorgan Chase & Co.	1,305,846	112,681,451
KeyCorp (a)	566,097	10,342,592
PNC Financial Services Group, Inc. (The)	502,886	58,817,547
U.S. Bancorp	238,116	12,232,019
Wells Fargo & Co.	921,873	50,804,421

		570,428,013

Beverages—0.4%
Coca-Cola Co. (The)	249,082	10,326,940

Biotechnology—2.4%
AbbVie, Inc. (a)	268,361	16,804,766
Biogen, Inc. (b)	85,386	24,213,762
Gilead Sciences, Inc.	267,077	19,125,384

		60,143,912

Building Products—1.4%
Johnson Controls International plc	835,015	34,394,268

Capital Markets—6.7%
Bank of New York Mellon Corp. (The)	652,271	30,904,600
Goldman Sachs Group, Inc. (The) (a)	147,832	35,398,372
Morgan Stanley	1,230,924	52,006,539
State Street Corp.	610,482	47,446,661

		165,756,172

Chemicals—0.6%
CF Industries Holdings, Inc. (a)	496,479	15,629,159

Communications Equipment—2.4%
Cisco Systems, Inc.	1,947,063	58,840,244

Consumer Finance—1.3%
Ally Financial, Inc.	1,708,103	32,488,119

Containers & Packaging—0.9%
International Paper Co.	415,695	22,056,777

Diversified Telecommunication Services—0.7%
Frontier Communications Corp. (a)	4,843,973	16,372,629

Electric Utilities—0.6%
FirstEnergy Corp.	493,039	15,269,418

Electrical Equipment—2.1%
Eaton Corp. plc	356,680	23,929,661
Emerson Electric Co.	496,582	27,684,447

		51,614,108

Energy Equipment & Services—2.2%
Halliburton Co.	585,277	31,657,633
Weatherford International plc (a) (b)	4,847,467	24,188,860

		55,846,493

Food & Staples Retailing—1.8%
CVS Health Corp.	270,369	21,334,818
Wal-Mart Stores, Inc. (a)	355,994	24,606,305

		45,941,123

Food Products—0.3%
Mondelez International, Inc. - Class A	159,839	7,085,663

Health Care Equipment & Supplies—0.7%
Medtronic plc	243,132	17,318,292

Health Care Providers & Services—1.1%
Anthem, Inc.	185,861	26,721,236

Hotels, Restaurants & Leisure—2.7%
Carnival Corp.	1,295,301	67,433,370

Industrial Conglomerates—1.3%
General Electric Co. (a)	1,003,142	31,699,287

Insurance—3.9%
Aflac, Inc. (a)	319,275	22,221,540
Allstate Corp. (The)	491,450	36,426,274
American International Group, Inc.	565,562	36,936,854

		95,584,668

Internet Software & Services—1.7%
eBay, Inc. (a) (b)	1,147,654	34,073,847
Yahoo!, Inc. (b)	189,364	7,322,706

		41,396,553

IT Services—0.7%
PayPal Holdings, Inc. (b)	438,095	17,291,610

Machinery—2.7%
Caterpillar, Inc.	523,154	48,517,302
Ingersoll-Rand plc	241,232	18,102,049

		66,619,351

Media—3.6%
CBS Corp. - Class B	238,888	15,198,055
Charter Communications, Inc. - Class A (a) (b)	63,365	18,244,051
Comcast Corp. - Class A	407,405	28,131,315
Twenty-First Century Fox, Inc. - Class B	1,007,812	27,462,877

		89,036,298

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.3%
Alcoa Corp. (a)	256,139	$7,192,383

Multiline Retail—1.1%
Target Corp.	367,748	26,562,438

Oil, Gas & Consumable Fuels—15.0%
BP plc (ADR)	1,228,957	45,938,413
Canadian Natural Resources, Ltd.	669,045	21,322,337
Chevron Corp.	394,471	46,429,237
Devon Energy Corp.	947,789	43,285,524
Hess Corp.	544,743	33,932,041
Marathon Oil Corp. (a)	1,380,521	23,896,818
Occidental Petroleum Corp. (a)	314,023	22,367,858
QEP Resources, Inc. (b)	1,192,250	21,949,322
Royal Dutch Shell plc - Class A (ADR)	935,241	50,858,406
Suncor Energy, Inc. (a)	1,926,019	62,961,561

		372,941,517

Personal Products—0.5%
Unilever NV	308,567	12,669,761

Pharmaceuticals—5.6%
Merck & Co., Inc.	595,618	35,064,032
Novartis AG	288,109	20,956,659
Pfizer, Inc. (a)	1,456,332	47,301,663
Sanofi (ADR)	890,547	36,013,721

		139,336,075

Semiconductors & Semiconductor Equipment—1.2%
Intel Corp. (a)	834,626	30,271,885

Software—1.8%
Microsoft Corp.	577,499	35,885,788
Symantec Corp.	339,013	8,099,020

		43,984,808

Specialty Retail—0.5%
Advance Auto Parts, Inc. (a)	76,371	12,915,863

Technology Hardware, Storage & Peripherals—2.0%
HP, Inc.	664,596	9,862,605
NetApp, Inc.	1,097,270	38,700,713

		48,563,318

Textiles, Apparel & Luxury Goods—0.8%
Michael Kors Holdings, Ltd. (b)	478,137	20,550,328

Wireless Telecommunication Services—0.4%
Vodafone Group plc	3,884,601	9,554,081

Total Common Stocks (Cost $1,989,474,177)		2,439,484,749

Short-Term Investment—1.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $34,125,164 on 01/03/17, collateralized by $34,295,000 U.S. Treasury Notes with rates ranging from 2.000% - 2.375%, maturity dates ranging from 11/30/20 - 12/31/20, with a value of $34,811,575.	34,125,051	$34,125,051

Total Short-Term Investments (Cost $34,125,051)		34,125,051

Securities Lending Reinvestments (c)—6.9%

Certificates of Deposit—3.8%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	3,000,000	2,999,385
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	2,000,000	2,001,693
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	3,100,000	3,100,062
Barclays New York 0.894%, 02/10/17 (d)	2,500,000	2,500,809
BNP Paribas New York 1.226%, 08/04/17 (d)	1,000,000	1,000,444
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,500,000	1,500,034
0.950%, 02/02/17	10,900,000	10,901,504
Credit Suisse AG New York 1.364%, 05/12/17 (d)	2,000,000	2,000,208
1.444%, 04/24/17 (d)	3,000,000	3,000,705
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	1,300,000	1,299,772
DZ Bank AG New York 1.010%, 02/27/17	4,000,000	4,001,156
KBC Brussells 1.050%, 01/27/17	3,925,000	3,925,746
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,995,411	1,999,140
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	4,000,000	3,999,616
1.361%, 04/26/17 (d)	3,000,000	2,999,847
National Australia Bank London 1.034%, 05/02/17 (d)	2,500,000	2,502,360
1.182%, 11/09/17 (d)	2,000,000	1,995,040
National Bank of Canada 0.650%, 01/06/17	6,000,000	6,000,240
Natixis New York 0.900%, 02/17/17	4,000,000	4,000,512
Shizuoka Bank New York 0.840%, 01/03/17	3,000,000	3,000,012

See accompanying notes to financial statements.

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Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Bank New York 1.215%, 05/05/17 (d)	1,000,000	$1,001,666
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	1,000,000	1,000,038
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	5,000,000	5,000,590
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	1,000,000	1,000,174
UBS, Stamford 1.084%, 05/12/17 (d)	2,400,000	2,399,818
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	1,400,000	1,400,392
1.264%, 10/26/17 (d)	2,000,000	2,001,366

		93,530,215

Commercial Paper—1.7%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,495,450	1,498,691
Barton Capital Corp. 0.660%, 01/12/17	1,997,690	1,999,502
Den Norske ASA 1.206%, 04/27/17 (d)	1,300,000	1,300,069
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,600,000	2,600,016
HSBC plc 1.216%, 04/25/17 (d)	3,000,000	2,999,871
Kells Funding LLC 1.040%, 01/19/17	398,590	399,843
LMA S.A. & LMA Americas 1.000%, 01/13/17	997,583	999,651
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
National Australia Bank, Ltd. 1.288%, 12/06/17 (d)	6,500,000	6,500,013
Old Line Funding LLC 0.840%, 01/03/17	1,996,407	1,999,842
1.030%, 03/13/17 (d)	3,000,000	3,002,341
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	3,990,902	3,994,688
Starbird Funding Corp. 1.240%, 06/13/17 (d)	3,500,000	3,499,716
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,995,867	3,999,552
United Overseas Bank, Ltd. 0.900%, 02/22/17	997,700	998,731
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,992,000	2,997,744
Westpac Banking Corp. 1.232%, 10/20/17 (d)	2,000,000	2,003,492

		41,793,145

Repurchase Agreements—1.0%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $687,001 on 01/03/17, collateralized by $1,375,135 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $700,706.	686,966	686,966
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $12,101,674 on 01/03/17, collateralized by various Common Stock with a value of $13,449,816.	12,100,000	12,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,506,290 on 03/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $4,001,467 on 01/06/17, collateralized by $3,957,421 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $4,082,067.	4,000,000	4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,512,808 on 04/03/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000

		25,786,966

Time Deposits—0.4%
OP Corporate Bank plc 1.010%, 01/04/17	800,000	800,000
1.200%, 01/23/17	6,100,000	6,100,000
Shinkin Central Bank 1.200%, 01/27/17	400,000	400,000
1.220%, 01/26/17	1,800,000	1,800,000

		9,100,000

Total Securities Lending Reinvestments (Cost $170,197,368)		170,210,326

Total Investments—106.7% (Cost $2,193,796,596) (e)		2,643,820,126
Other assets and liabilities (net)—(6.7)%		(166,080,700)

Net Assets—100.0%		$2,477,739,426

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2016

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $165,788,281 and the collateral received consisted of cash in the amount of $170,155,923. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,196,555,841. The aggregate unrealized appreciation and depreciation of investments were $556,650,126 and $(109,385,841), respectively, resulting in net unrealized appreciation of $447,264,285 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	13,205	Barclays Bank plc	01/20/17	$10,067	$(230)
CAD	271,129	Canadian Imperial Bank of Commerce	01/20/17	201,080	900
CHF	9,123	Barclays Bank plc	01/20/17	9,037	(68)
CHF	195,492	Barclays Bank plc	01/20/17	191,180	1,006
GBP	3,420	Barclays Bank plc	01/20/17	4,338	(122)
GBP	71,485	Barclays Bank plc	01/20/17	88,020	120

Contracts to Deliver
CAD	24,065,654	Barclays Bank plc	01/20/17	18,350,433	422,531
CAD	24,065,667	Canadian Imperial Bank of Commerce	01/20/17	18,344,272	416,360
CAD	24,065,654	Goldman Sachs & Co.	01/20/17	18,349,087	421,185
CAD	24,065,654	Royal Bank of Canada	01/20/17	18,346,807	418,905
CHF	4,350,954	Barclays Bank plc	01/20/17	4,308,195	30,835
CHF	4,350,954	Canadian Imperial Bank of Commerce	01/20/17	4,308,046	30,686
CHF	4,350,954	Goldman Sachs & Co.	01/20/17	4,307,875	30,515
CHF	4,334,024	Royal Bank of Canada	01/20/17	4,290,900	30,184
EUR	19,891,983	Barclays Bank plc	01/20/17	21,174,180	215,748
EUR	19,891,983	Canadian Imperial Bank of Commerce	01/20/17	21,173,922	215,489
EUR	19,912,631	Goldman Sachs & Co.	01/20/17	21,195,224	215,036
EUR	19,891,983	Royal Bank of Canada	01/20/17	21,171,316	212,883
GBP	9,288,702	Barclays Bank plc	01/20/17	11,778,567	325,697
GBP	9,252,211	Canadian Imperial Bank of Commerce	01/20/17	11,732,405	324,528
GBP	9,252,211	Goldman Sachs & Co.	01/20/17	11,733,746	325,869
GBP	9,252,211	Royal Bank of Canada	01/20/17	11,734,255	326,378

Net Unrealized Appreciation					$3,964,435

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$50,538,473	$—	$—	$50,538,473
Automobiles	49,110,116	—	—	49,110,116
Banks	570,428,013	—	—	570,428,013
Beverages	10,326,940	—	—	10,326,940
Biotechnology	60,143,912	—	—	60,143,912
Building Products	34,394,268	—	—	34,394,268
Capital Markets	165,756,172	—	—	165,756,172
Chemicals	15,629,159	—	—	15,629,159
Communications Equipment	58,840,244	—	—	58,840,244
Consumer Finance	32,488,119	—	—	32,488,119
Containers & Packaging	22,056,777	—	—	22,056,777
Diversified Telecommunication Services	16,372,629	—	—	16,372,629
Electric Utilities	15,269,418	—	—	15,269,418
Electrical Equipment	51,614,108	—	—	51,614,108
Energy Equipment & Services	55,846,493	—	—	55,846,493
Food & Staples Retailing	45,941,123	—	—	45,941,123
Food Products	7,085,663	—	—	7,085,663
Health Care Equipment & Supplies	17,318,292	—	—	17,318,292
Health Care Providers & Services	26,721,236	—	—	26,721,236
Hotels, Restaurants & Leisure	67,433,370	—	—	67,433,370
Industrial Conglomerates	31,699,287	—	—	31,699,287
Insurance	95,584,668	—	—	95,584,668
Internet Software & Services	41,396,553	—	—	41,396,553
IT Services	17,291,610	—	—	17,291,610
Machinery	66,619,351	—	—	66,619,351
Media	89,036,298	—	—	89,036,298
Metals & Mining	7,192,383	—	—	7,192,383
Multiline Retail	26,562,438	—	—	26,562,438
Oil, Gas & Consumable Fuels	372,941,517	—	—	372,941,517
Personal Products	12,669,761	—	—	12,669,761
Pharmaceuticals	118,379,416	20,956,659	—	139,336,075
Semiconductors & Semiconductor Equipment	30,271,885	—	—	30,271,885
Software	43,984,808	—	—	43,984,808
Specialty Retail	12,915,863	—	—	12,915,863

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Technology Hardware, Storage & Peripherals	$48,563,318	$—	$—	$48,563,318
Textiles, Apparel & Luxury Goods	20,550,328	—	—	20,550,328
Wireless Telecommunication Services	—	9,554,081	—	9,554,081
Total Common Stocks	2,408,974,009	30,510,740	—	2,439,484,749
Total Short-Term Investment*	—	34,125,051	—	34,125,051
Total Securities Lending Reinvestments*	—	170,210,326	—	170,210,326
Total Investments	$2,408,974,009	$234,846,117	$—	$2,643,820,126

Collateral for Securities Loaned (Liability)	$—	$(170,155,923)	$—	$(170,155,923)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,964,855	$—	$3,964,855
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(420)	—	(420)
Total Forward Contracts	$—	$3,964,435	$—	$3,964,435

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,643,820,126
Cash	97,590
Cash denominated in foreign currencies (c)	1,277
Unrealized appreciation on forward foreign currency exchange contracts	3,964,855
Receivable for:
Fund shares sold	50,540
Dividends and interest	3,463,736
Prepaid expenses	6,735

Total Assets	2,651,404,859
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	420
Collateral for securities loaned	170,155,923
Payables for:
Fund shares redeemed	1,771,052
Accrued Expenses:
Management fees	1,164,356
Distribution and service fees	231,015
Deferred trustees’ fees	101,823
Other expenses	240,844

Total Liabilities	173,665,433

Net Assets	$2,477,739,426

Net Assets Consist of:
Paid in surplus	$1,886,677,928
Undistributed net investment income	60,960,773
Accumulated net realized gain	76,169,436
Unrealized appreciation on investments and foreign currency transactions	453,931,289

Net Assets	$2,477,739,426

Net Assets
Class A	$1,400,962,874
Class B	1,076,776,552
Capital Shares Outstanding*
Class A	95,593,449
Class B	73,847,237
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.66
Class B	14.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,193,796,596.
(b)	Includes securities loaned at value of $165,788,281.
(c)	Identified cost of cash denominated in foreign currencies was $1,271.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$69,924,628
Interest	31,577
Securities lending income	850,690
Other income (b)	61,193

Total investment income	70,868,088
Expenses
Management fees	13,418,660
Administration fees	76,195
Custodian and accounting fees	128,009
Distribution and service fees—Class B	2,500,096
Audit and tax services	42,041
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	90,120
Insurance	16,856
Miscellaneous	48,784

Total expenses	16,402,121
Less management fee waiver	(432,730)
Less broker commission recapture	(26,343)

Net expenses	15,943,048

Net Investment Income	54,925,040

Net Realized and Unrealized Gain
Net realized gain on:
Investments	79,735,920
Foreign currency transactions	9,505,775

Net realized gain	89,241,695

Net change in unrealized appreciation on:
Investments	247,326,309
Foreign currency transactions	981,726

Net change in unrealized appreciation	248,308,035

Net realized and unrealized gain	337,549,730

Net Increase in Net Assets From Operations	$392,474,770

(a)	Net of foreign withholding taxes of $1,280,464.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,925,040	$43,569,256
Net realized gain	89,241,695	206,533,365
Net change in unrealized appreciation (depreciation)	248,308,035	(399,060,316)

Increase (decrease) in net assets from operations	392,474,770	(148,957,695)

From Distributions to Shareholders
Net investment income
Class A	(38,668,264)	(45,937,469)
Class B	(25,310,225)	(32,749,943)
Net realized capital gains
Class A	(106,459,478)	(49,375,617)
Class B	(77,490,408)	(38,048,811)

Total distributions	(247,928,375)	(166,111,840)

Decrease in net assets from capital share transactions	(86,206,487)	(66,175,990)

Total increase (decrease) in net assets	58,339,908	(381,245,525)

Net Assets
Beginning of period	2,419,399,518	2,800,645,043

End of period	$2,477,739,426	$2,419,399,518

Undistributed net investment income
End of period	$60,960,773	$60,897,066

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	846,842	$10,672,954	273,621	$3,957,553
Reinvestments	11,789,419	145,127,742	6,258,246	95,313,086
Redemptions	(16,558,305)	(229,098,487)	(7,548,191)	(118,170,549)

Net decrease	(3,922,044)	$(73,297,791)	(1,016,324)	$(18,899,910)

Class B
Sales	2,580,639	$34,154,524	2,254,609	$33,539,557
Reinvestments	8,385,043	102,800,633	4,667,024	70,798,754
Redemptions	(11,115,399)	(149,863,853)	(10,090,181)	(151,614,391)

Net decrease	(149,717)	$(12,908,696)	(3,168,548)	$(47,276,080)

Decrease derived from capital shares transactions		$(86,206,487)		$(66,175,990)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.97	$15.79	$14.58	$10.90	$9.32

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.26	0.30	0.20	0.19
Net realized and unrealized gain (loss) on investments	1.85	(1.08)	1.08	3.65	1.55

Total from investment operations	2.18	(0.82)	1.38	3.85	1.74

Less Distributions
Distributions from net investment income	(0.40)	(0.48)	(0.17)	(0.17)	(0.16)
Distributions from net realized capital gains	(1.09)	(0.52)	0.00	0.00	0.00

Total distributions	(1.49)	(1.00)	(0.17)	(0.17)	(0.16)

Net Asset Value, End of Period	$14.66	$13.97	$15.79	$14.58	$10.90

Total Return (%) (b)	17.64	(5.73)	9.60	35.64	18.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.58	0.59	0.60
Net ratio of expenses to average net assets (%) (c)	0.57	0.56	0.56	0.57	0.58
Ratio of net investment income to average net assets (%)	2.43	1.76	1.97	1.59	1.90
Portfolio turnover rate (%)	16	15	23 (d)	14	17
Net assets, end of period (in millions)	$1,401.0	$1,390.6	$1,587.6	$1,897.6	$1,524.2

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.90	$15.72	$14.52	$10.85	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.23	0.24	0.17	0.17
Net realized and unrealized gain (loss) on investments	1.84	(1.08)	1.10	3.64	1.53

Total from investment operations	2.13	(0.85)	1.34	3.81	1.70

Less Distributions
Distributions from net investment income	(0.36)	(0.45)	(0.14)	(0.14)	(0.13)
Distributions from net realized capital gains	(1.09)	(0.52)	0.00	0.00	0.00

Total distributions	(1.45)	(0.97)	(0.14)	(0.14)	(0.13)

Net Asset Value, End of Period	$14.58	$13.90	$15.72	$14.52	$10.85

Total Return (%) (b)	17.30	(5.97)	9.31	35.39	18.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (c)	0.82	0.81	0.81	0.82	0.83
Ratio of net investment income to average net assets (%)	2.18	1.51	1.60	1.33	1.65
Portfolio turnover rate (%)	16	15	23 (d)	14	17
Net assets, end of period (in millions)	$1,076.8	$1,028.8	$1,213.1	$762.8	$607.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, investments in passive foreign investment companies (PFICs), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $34,125,051. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,786,966. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$3,964,855	Unrealized depreciation on forward foreign currency exchange contracts	$420

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$995,937	$(420)	$—	$995,517
Canadian Imperial Bank of Commerce	987,963	—	—	987,963
Goldman Sachs & Co.	992,605	—	—	992,605
Royal Bank of Canada	988,350	—	—	988,350

	$3,964,855	$(420)	$—	$3,964,435

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$420	$(420)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$9,548,108

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$984,264

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$212,731,576

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

MIST-18

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$361,696,272	$0	$520,102,919

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,141,230 in purchases and $4,368,552 in sales of investments, which are included above, and resulted in realized gains of $2,021,743.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$13,418,660	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-19

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$1,417

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$70,373,819	$78,687,412	$177,554,556	$87,424,428	$247,928,375	$166,111,840

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$68,015,271	$75,940,439	$447,207,610	$—	$591,163,320

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-20

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-21

Met Investors Series Trust

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Comstock Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Comstock Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Comstock Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-22

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-23

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-25

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-26

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-27

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a relationship discount to the Portfolio’s sub-advisory fees and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2017.

MIST-28

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-29

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-30

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-31

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-32

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Invesco Mid Cap Value Portfolio returned 15.78%, 15.50%, and 15.65%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 20.00%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 31, 2016, the U.S. economy continued to expand. U.S. gross domestic product showed the U.S. economy grew by 3.5% in the third quarter. Employment data moved higher, with a surprise uptick from 4.9% in August to 5.0% in September, but unemployment ended the year at 4.7%. Oil prices traded in a range from the high $20s to the low $50s during the reporting period.

U.S. stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices, and uncertainty over the U.S. Federal Reserve’s (the “Fed”) monetary policy. Markets recovered in late February and posted gains until June, when U.K. voters opted to leave the European Union (“Brexit”), sending markets sharply lower. Markets again recovered, and major U.S. equity indexes hit record highs during the summer. The surprise outcome of the U.S. presidential election provided an impetus to stock markets and sent major equity indexes to new record highs.

The market rally was led by Financials, which stood to potentially benefit from less onerous federal regulations and higher interest rates. In November, the Organization of Petroleum Exporting Countries (“OPEC”) agreed to cut production for the first time in eight years, which helped support higher oil prices. In December, the Fed raised interest rates by a quarter point—its only increase over the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the twelve month period ended December 21, 2016. Weak stock selection was the Portfolio’s primary detractor over the year, while positive allocation effects provided a modest offset to the relative underperformance.

Stock selection in the Consumer Discretionary sector was the largest detractor from the Portfolio’s relative and absolute return. Performance in the sector was driven primarily by DeVry Education Group, Ascena Retail, and TEGNA. Ladies apparel retailer, Ascena Retail, reported weakness in a number of its brands as declining traffic in the first quarter of the year led to declining same-store sales and profits. During the year, DeVry faced increased scrutiny from federal regulators, which presented a threat to the company’s business model. In our opinion, possible remedies sought by the regulators presented undesirable risks to the investment, and we eliminated the Portfolio’s stock position over the year.

In the Materials sector, weak stock selection negatively impacted the Portfolio’s relative return. Over the course of the year, Materials was the Index’s best performing sector, and much of the Portfolio’s relative underperformance was in not owning stocks that had strong returns within the Index. The Portfolio’s exposure to WR Grace was a key detractor to relative performance. The firm missed revenue expectations and held a cautious view about 2017.

Weak stock selection in some of the Portfolio’s Health Care names detracted over the period, along with the Portfolio’s relative overweight exposure to the Health Care sector, which was the Index’s only negative performing sector for the year. Brookdale Senior Living, an assisted living operator, reported disappointing earnings and a weaker outlook for its fiscal year, as occupancy was lower than anticipated. We eliminated this holding during the period.

Stock selection in Financials, particularly banks, was the largest contributor to the Portfolio’s relative performance during the year. Comerica and Wintrust Financial were key contributors. Both companies’ shares moved higher as financial stocks rallied, particularly following the election, as investor optimism on a future rise of interest rates and the economy fueled returns. Stock selection in Consumer Staples also benefited the Portfolio’s relative return, due in part to the Portfolio’s lack of exposure to some of the weaker performing names within the sector. The Portfolio’s relative overweight in Conagra Brands was also a key contributor. The company announced plans in 2015 to exit its private label business, which increasingly had been seen by investors as a drag on overall performance, and this benefitted shares of the company in 2016.

Positive stock selection in the Energy sector also added to the Portfolio’s relative return. Energy stocks had double digit gains within the Index as oil prices recovered and inventories declined. Additionally, OPEC agreed to cut production in November which helped further support oil prices and energy stocks. Within the sector, Devon Energy and Baker Hughes were among the Portfolio’s largest individual contributors for the fiscal year.

Currency forward contracts were used during the year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. Due to the continued strength of the U.S. dollar, the use of these contracts had a slight positive impact on the Portfolio’s performance relative to the benchmark.

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

During the year, we increased the Portfolio’s exposure to the Real Estate, Energy, and Information Technology sectors and decreased exposure to Financials. At the end of the period, the Portfolio’s largest sector overweights relative to the Russell Midcap Value Index were in Information Technology, Health Care, Financials, and Industrials, while the largest underweights were in Real Estate and Utilities.

Thomas Copper

Jeffrey Vancavage

Sergio Marcheli

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	15.78	11.78	5.23	—
Class B	15.50	11.49	4.96	—
Class E	15.65	—	—	10.58
Russell Midcap Value Index	20.00	15.70	7.59	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Devon Energy Corp.	3.6
Textron, Inc.	3.6
BB&T Corp.	3.5
Comerica, Inc.	3.4
Ciena Corp.	3.3
Royal Caribbean Cruises, Ltd.	3.3
Zions Bancorporation	3.0
Willis Towers Watson plc	2.9
Eastman Chemical Co.	2.9
Keysight Technologies, Inc.	2.8

Top Sectors

% of Net Assets
Financials	23.1
Industrials	14.8
Information Technology	13.9
Health Care	8.4
Energy	8.2
Consumer Discretionary	8.0
Materials	6.8
Real Estate	5.5
Utilities	3.7
Consumer Staples	2.4

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.66%	$1,000.00	$1,132.40	$3.54
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

Class B(a)	Actual	0.91%	$1,000.00	$1,131.10	$4.87
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

Class E(a)	Actual	0.81%	$1,000.00	$1,131.60	$4.34
	Hypothetical*	0.81%	$1,000.00	$1,021.06	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Textron, Inc. (a)	843,188	$40,945,209

Banks—12.7%
BB&T Corp.	843,593	39,665,743
Comerica, Inc.	566,995	38,618,029
Wintrust Financial Corp. (a)	431,698	31,328,324
Zions Bancorporation (a)	795,137	34,222,697

		143,834,793

Building Products—3.1%
Johnson Controls International plc	480,803	19,804,275
Owens Corning	308,705	15,916,830

		35,721,105

Capital Markets—2.6%
Stifel Financial Corp. (a) (b)	596,002	29,770,300

Chemicals—4.6%
Eastman Chemical Co.	434,880	32,707,325
WR Grace & Co.	287,457	19,443,591

		52,150,916

Commercial Services & Supplies—2.0%
Clean Harbors, Inc. (a) (b)	415,276	23,110,109

Communications Equipment—3.3%
Ciena Corp. (a) (b)	1,536,357	37,502,474

Construction & Engineering—2.4%
Fluor Corp.	522,876	27,461,448

Construction Materials—2.2%
Eagle Materials, Inc. (a)	253,165	24,944,348

Diversified Telecommunication Services—2.0%
Level 3 Communications, Inc. (b)	399,974	22,542,535

Electric Utilities—3.7%
Edison International	352,539	25,379,282
FirstEnergy Corp.	545,574	16,896,427

		42,275,709

Electrical Equipment—0.6%
Babcock & Wilcox Enterprises, Inc. (b)	430,504	7,142,061

Electronic Equipment, Instruments & Components—5.2%
Keysight Technologies, Inc. (b)	867,109	31,710,176
Zebra Technologies Corp. - Class A (a) (b)	313,871	26,917,577

		58,627,753

Energy Equipment & Services—3.8%
Amec Foster Wheeler plc	2,042,173	11,774,813
Baker Hughes, Inc.	482,909	31,374,598

		43,149,411

Equity Real Estate Investment Trusts—5.5%
Forest City Realty Trust, Inc. - Class A (a)	1,180,837	24,608,643
Kimco Realty Corp.	719,445	18,101,236
Life Storage, Inc. (a)	227,483	19,395,201

		62,105,080

Food Products—2.4%
Conagra Brands, Inc.	682,981	27,011,899

Health Care Providers & Services—6.9%
AmerisourceBergen Corp. (a)	328,907	25,717,238
HealthSouth Corp. (a)	682,184	28,133,268
Universal Health Services, Inc. - Class B	226,904	24,138,048

		77,988,554

Hotels, Restaurants & Leisure—3.3%
Royal Caribbean Cruises, Ltd.	455,015	37,329,431

Insurance—7.8%
Arthur J. Gallagher & Co.	509,208	26,458,448
FNF Group (a)	868,524	29,495,075
Willis Towers Watson plc	271,495	33,198,408

		89,151,931

IT Services—2.1%
Teradata Corp. (a) (b)	894,132	24,293,566

Machinery—2.1%
Ingersoll-Rand plc	324,335	24,338,098

Marine—0.8%
Kirby Corp. (a) (b)	138,801	9,230,267

Media—2.2%
Scripps Networks Interactive, Inc. - Class A (a)	346,668	24,741,695

Oil, Gas & Consumable Fuels—4.4%
Devon Energy Corp.	900,232	41,113,596
Marathon Oil Corp.	497,642	8,614,183

		49,727,779

Pharmaceuticals—1.6%
Mylan NV (a) (b)	462,104	17,629,268

Software—1.5%
Citrix Systems, Inc. (b)	195,658	17,474,216

Specialty Retail—2.5%
Advance Auto Parts, Inc. (a)	171,229	28,958,249

Technology Hardware, Storage & Peripherals—1.8%
Diebold Nixdorf, Inc. (a)	790,496	19,880,974

Total Common Stocks (Cost $954,731,100)		1,099,039,178

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investment—3.5%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $39,275,025 on 01/03/17, collateralized by $40,230,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $40,063,850.	39,274,894	$39,274,894

Total Short-Term Investments (Cost $39,274,894)		39,274,894

Securities Lending Reinvestments (c)—16.4%

Certificates of Deposit—7.6%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	3,000,000	2,999,385
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	2,000,000	2,001,693
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	2,800,000	2,800,056
Barclays New York 0.894%, 02/10/17 (d)	3,500,000	3,501,132
BNP Paribas New York 1.226%, 08/04/17 (d)	1,250,000	1,250,555
Chiba Bank, Ltd., New York 0.870%, 01/10/17	3,500,000	3,500,080
0.950%, 02/02/17	5,000,000	5,000,690
Credit Suisse AG New York 1.364%, 05/12/17 (d)	3,000,000	3,000,312
1.444%, 04/24/17 (d)	2,000,000	2,000,470
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	1,300,000	1,299,773
DZ Bank AG New York 1.010%, 02/27/17	4,000,000	4,001,156
KBC Brussells 1.050%, 01/27/17	4,000,000	4,000,760
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	2,494,263	2,498,925
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	5,000,000	4,999,520
1.361%, 04/26/17 (d)	2,000,000	1,999,898
National Australia Bank London 1.034%, 05/02/17 (d)	2,000,000	2,001,888
1.182%, 11/09/17 (d)	6,000,000	5,985,120
National Bank of Canada 0.650%, 01/06/17	9,000,000	9,000,360
Natixis New York 0.900%, 02/17/17	5,000,000	5,000,640
Shizuoka Bank New York 0.840%, 01/03/17	2,500,000	2,500,010
Sumitomo Bank New York 1.212%, 06/05/17 (d)	1,000,000	999,980
1.215%, 05/05/17 (d)	750,000	751,249
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	1,250,000	1,252,289

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	3,000,000	3,000,354
UBS, Stamford 1.084%, 05/12/17 (d)	2,200,000	2,199,833
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	1,300,000	1,300,364
1.264%, 10/26/17 (d)	2,000,000	2,001,366

		85,846,944

Commercial Paper—4.5%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	2,492,417	2,497,818
Barton Capital Corp. 0.660%, 01/12/17	4,994,225	4,998,755
Den Norske ASA 1.206%, 04/27/17 (d)	1,300,000	1,300,069
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	7,000,000	7,000,042
HSBC plc 1.216%, 04/25/17 (d)	2,750,000	2,749,882
Macquarie Bank, Ltd. 0.930%, 01/19/17	249,406	249,846
Old Line Funding LLC 1.030%, 03/13/17 (d)	6,000,000	6,004,682
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	3,990,902	3,994,688
Starbird Funding Corp. 1.240%, 06/13/17 (d)	3,500,000	3,499,716
Suncorp Metway, Ltd. 0.930%, 02/09/17	6,484,552	6,492,804
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,995,867	3,999,552
United Overseas Bank, Ltd. 0.900%, 02/22/17	3,990,800	3,994,924
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,692,800	2,697,970
Westpac Banking Corp. 1.232%, 10/20/17 (d)	2,000,000	2,003,492

		51,484,240

Repurchase Agreements—3.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $961,125 on 01/03/17, collateralized by $1,923,838 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $980,299.	961,077	961,077
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,700,168 on 01/03/17, collateralized by $1,714,852 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,734,000.	1,700,000	1,700,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,000,106 on 01/03/17, collateralized by $1,020,900 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,020,006.	1,000,000	$1,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $15,006,563 on 01/03/17, collateralized by various Common Stock with a value of $16,673,325.	15,000,000	15,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,000,113 on 01/03/17, collateralized by $989,355 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,020,517.	1,000,000	1,000,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $11,204,107 on 01/06/17, collateralized by $11,080,778 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $11,429,788.	11,200,000	11,200,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,512,808 on 04/03/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	5,000,000

		39,361,077

Time Deposits—0.8%
OP Corporate Bank plc 1.010%, 01/04/17	800,000	800,000
1.200%, 01/23/17	6,000,000	6,000,000
Shinkin Central Bank 1.200%, 01/27/17	300,000	300,000
1.220%, 01/26/17	2,000,000	2,000,000

		9,100,000

Total Securities Lending Reinvestments (Cost $185,787,385)		185,792,261

Total Investments—116.6% (Cost $1,179,793,379) (e)		1,324,106,333
Other assets and liabilities (net)—(16.6)%		(188,185,875)

Net Assets—100.0%		$1,135,920,458

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $180,906,533 and the collateral received consisted of cash in the amount of $185,743,125. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,182,114,528. The aggregate unrealized appreciation and depreciation of investments were $189,775,003 and $(47,783,198), respectively, resulting in net unrealized appreciation of $141,991,805 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$40,945,209	$—	$—	$40,945,209
Banks	143,834,793	—	—	143,834,793
Building Products	35,721,105	—	—	35,721,105
Capital Markets	29,770,300	—	—	29,770,300
Chemicals	52,150,916	—	—	52,150,916
Commercial Services & Supplies	23,110,109	—	—	23,110,109
Communications Equipment	37,502,474	—	—	37,502,474
Construction & Engineering	27,461,448	—	—	27,461,448
Construction Materials	24,944,348	—	—	24,944,348
Diversified Telecommunication Services	22,542,535	—	—	22,542,535
Electric Utilities	42,275,709	—	—	42,275,709
Electrical Equipment	7,142,061	—	—	7,142,061
Electronic Equipment, Instruments & Components	58,627,753	—	—	58,627,753
Energy Equipment & Services	31,374,598	11,774,813	—	43,149,411
Equity Real Estate Investment Trusts	62,105,080	—	—	62,105,080
Food Products	27,011,899	—	—	27,011,899
Health Care Providers & Services	77,988,554	—	—	77,988,554
Hotels, Restaurants & Leisure	37,329,431	—	—	37,329,431
Insurance	89,151,931	—	—	89,151,931
IT Services	24,293,566	—	—	24,293,566
Machinery	24,338,098	—	—	24,338,098
Marine	9,230,267	—	—	9,230,267
Media	24,741,695	—	—	24,741,695
Oil, Gas & Consumable Fuels	49,727,779	—	—	49,727,779
Pharmaceuticals	17,629,268	—	—	17,629,268
Software	17,474,216	—	—	17,474,216
Specialty Retail	28,958,249	—	—	28,958,249
Technology Hardware, Storage & Peripherals	19,880,974	—	—	19,880,974
Total Common Stocks	1,087,264,365	11,774,813	—	1,099,039,178
Total Short-Term Investment*	—	39,274,894	—	39,274,894
Total Securities Lending Reinvestments*	—	185,792,261	—	185,792,261
Total Investments	$1,087,264,365	$236,841,968	$—	$1,324,106,333

Collateral for Securities Loaned (Liability)	$—	$(185,743,125)	$—	$(185,743,125)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,324,106,333
Cash	129,734
Cash denominated in foreign currencies (c)	727
Receivable for:
Fund shares sold	57,890
Dividends and interest	1,736,396
Prepaid expenses	3,090

Total Assets	1,326,034,170
Liabilities
Collateral for securities loaned	185,743,125
Payables for:
Investments purchased	1,159,906
Fund shares redeemed	2,117,432
Accrued Expenses:
Management fees	607,042
Distribution and service fees	173,253
Deferred trustees’ fees	118,776
Other expenses	194,178

Total Liabilities	190,113,712

Net Assets	$1,135,920,458

Net Assets Consist of:
Paid in surplus	$1,003,849,350
Undistributed net investment income	10,531,502
Accumulated net realized loss	(22,771,612)
Unrealized appreciation on investments and foreign currency transactions	144,311,218

Net Assets	$1,135,920,458

Net Assets
Class A	$312,762,167
Class B	791,934,634
Class E	31,223,657
Capital Shares Outstanding*
Class A	16,243,381
Class B	41,894,834
Class E	1,635,808
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.25
Class B	18.90
Class E	19.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,179,793,379.
(b)	Includes securities loaned at value of $180,906,533.
(c)	Identified cost of cash denominated in foreign currencies was $733.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$20,003,591
Interest	9,709
Securities lending income	229,499
Other income (a)	114,680

Total investment income	20,357,479
Expenses
Management fees	7,056,352
Administration fees	35,447
Custodian and accounting fees	58,236
Distribution and service fees—Class B	1,869,647
Distribution and service fees—Class E	44,656
Audit and tax services	42,040
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	133,058
Insurance	8,017
Miscellaneous	19,543

Total expenses	9,348,356
Less management fee waiver	(225,000)
Less broker commission recapture	(81,052)

Net expenses	9,042,304

Net Investment Income	11,315,175

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(22,719,689)
Foreign currency transactions	300,749

Net realized loss	(22,418,940)

Net change in unrealized appreciation (depreciation) on:
Investments	172,134,915
Foreign currency transactions	(152,294)

Net change in unrealized appreciation	171,982,621

Net realized and unrealized gain	149,563,681

Net Increase in Net Assets From Operations	$160,878,856

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,315,175	$7,020,685
Net realized gain (loss)	(22,418,940)	51,473,254
Net change in unrealized appreciation (depreciation)	171,982,621	(168,245,052)

Increase (decrease) in net assets from operations	160,878,856	(109,751,113)

From Distributions to Shareholders
Net investment income
Class A	(2,615,288)	(2,901,094)
Class B	(4,705,424)	(3,835,790)
Class E	(213,418)	(197,094)
Net realized capital gains
Class A	(13,975,443)	(19,763,702)
Class B	(36,244,479)	(40,461,402)
Class E	(1,425,566)	(1,741,888)

Total distributions	(59,179,618)	(68,900,970)

Decrease in net assets from capital share transactions	(109,559,442)	(18,346,206)

Total decrease in net assets	(7,860,204)	(196,998,289)

Net Assets
Beginning of period	1,143,780,662	1,340,778,951

End of period	$1,135,920,458	$1,143,780,662

Undistributed net investment income
End of period	$10,531,502	$7,160,952

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	533,269	$9,176,357	1,175,606	$22,980,104
Reinvestments	966,826	16,590,731	1,106,680	22,664,796
Redemptions	(5,806,627)	(103,092,465)	(2,922,243)	(58,293,917)

Net decrease	(4,306,532)	$(77,325,377)	(639,957)	$(12,649,017)

Class B
Sales	2,236,651	$37,360,080	3,325,025	$63,729,421
Reinvestments	2,427,380	40,949,903	2,198,372	44,297,192
Redemptions	(6,204,821)	(108,492,450)	(5,612,333)	(110,987,540)

Net decrease	(1,540,790)	$(30,182,467)	(88,936)	$(2,960,927)

Class E
Sales	55,288	$934,821	28,242	$555,215
Reinvestments	96,298	1,638,984	95,375	1,938,982
Redemptions	(262,867)	(4,625,403)	(263,681)	(5,230,459)

Net decrease	(111,281)	$(2,051,598)	(140,064)	$(2,736,262)

Decrease derived from capital shares transactions		$(109,559,442)		$(18,346,206)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.61	$20.36	$22.73	$17.57	$15.38

Income (Loss) from Investment Operations
Net investment income (a)	0.21 (b)	0.14	0.13	0.16	0.23
Net realized and unrealized gain (loss) on investments	2.45	(1.77)	1.70	5.18	2.07

Total from investment operations	2.66	(1.63)	1.83	5.34	2.30

Less Distributions
Distributions from net investment income	(0.16)	(0.14)	(0.16)	(0.18)	(0.11)
Distributions from net realized capital gains	(0.86)	(0.98)	(4.04)	0.00	0.00

Total distributions	(1.02)	(1.12)	(4.20)	(0.18)	(0.11)

Net Asset Value, End of Period	$19.25	$17.61	$20.36	$22.73	$17.57

Total Return (%) (c)	15.78	(8.76)	9.96	30.63	15.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.67	0.69	0.70	0.69
Net ratio of expenses to average net assets (%) (d)	0.66	0.66	0.67	0.69	0.69
Ratio of net investment income to average net assets (%)	1.18 (b)	0.71	0.62	0.78	1.37
Portfolio turnover rate (%)	32	26	42 (e)	144	66
Net assets, end of period (in millions)	$312.8	$361.9	$431.4	$355.5	$304.7

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.30	$20.02	$22.42	$17.34	$15.18

Income (Loss) from Investment Operations
Net investment income (a)	0.17 (b)	0.09	0.08	0.11	0.16
Net realized and unrealized gain (loss) on investments	2.40	(1.74)	1.67	5.12	2.07

Total from investment operations	2.57	(1.65)	1.75	5.23	2.23

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.11)	(0.15)	(0.07)
Distributions from net realized capital gains	(0.86)	(0.98)	(4.04)	0.00	0.00

Total distributions	(0.97)	(1.07)	(4.15)	(0.15)	(0.07)

Net Asset Value, End of Period	$18.90	$17.30	$20.02	$22.42	$17.34

Total Return (%) (c)	15.50	(8.98)	9.64	30.30	14.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.92	0.94	0.95	0.94
Net ratio of expenses to average net assets (%) (d)	0.91	0.91	0.92	0.94	0.94
Ratio of net investment income to average net assets (%)	0.97 (b)	0.47	0.38	0.53	1.00
Portfolio turnover rate (%)	32	26	42 (e)	144	66
Net assets, end of period (in millions)	$791.9	$751.4	$871.3	$800.0	$705.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012(f)
Net Asset Value, Beginning of Period	$17.46	$20.19	$22.58	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.19 (b)	0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	2.43	(1.75)	1.68	5.15	0.88

Total from investment operations	2.62	(1.64)	1.78	5.28	1.02

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.13)	(0.16)	0.00
Distributions from net realized capital gains	(0.86)	(0.98)	(4.04)	0.00	0.00

Total distributions	(0.99)	(1.09)	(4.17)	(0.16)	0.00

Net Asset Value, End of Period	$19.09	$17.46	$20.19	$22.58	$17.46

Total Return (%) (c)	15.65	(8.88)	9.74	30.46	6.20	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.84	0.85	0.84	(h)
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.82	0.84	0.84	(h)
Ratio of net investment income to average net assets (%)	1.07 (b)	0.56	0.47	0.62	1.26	(h)
Portfolio turnover rate (%)	32	26	42 (e)	144	66
Net assets, end of period (in millions)	$31.2	$30.5	$38.1	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(f)	Commencement of operations was April 25, 2012.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, real estate investment trusts (REITs), distribution redesignations and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $39,274,894. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,361,077. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio had no open forward foreign currency exchange contracts at December 31, 2016.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$354,140

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(158,878)

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions (a)	$12,625,336

‡	Averages are based on activity levels during the year.
(a)	Average notional amount reflects activity from January 1, 2016 to January 15, 2016.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$344,699,497	$0	$505,447,480

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,473,486 in purchases,which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$7,056,352	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $500 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

MIST-18

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$3,608

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$7,678,960	$49,003,312	$51,500,658	$19,897,658	$59,179,618	$68,900,970

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,650,278	$—	$141,990,069	$(20,450,467)	$132,189,880

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $12,961,149 and long-term accumulated capital losses of $7,489,318.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-19

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Mid Cap Value Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Mid Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-23

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board took into account that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a relationship discount to the Portfolio’s sub-advisory fees and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2016.

MIST-26

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-27

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-28

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-29

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-30

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 11.72%, 11.43%, and 11.55%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 11.32%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 31, 2016, the U.S. economy continued to expand. U.S. gross domestic product showed the U.S. economy grew by 3.5% in the third quarter. Employment data moved higher, with a surprise uptick from 4.9% in August to 5.0% in September, but unemployment ended the year at 4.7%. Oil prices traded in a range from the high $20s to the low $50s during the reporting period.

U.S. stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (the “Fed”) monetary policy. Markets recovered in late February and posted gains until June, when U.K. voters opted to leave the European Union (“Brexit”), sending markets sharply lower. Markets again recovered, and major U.S. equity indexes hit record highs during the summer. The surprise outcome of the U.S. presidential election provided an impetus to stock markets and sent major equity indexes to new record highs.

The market rally was led by Financials, which stood to potentially benefit from less onerous federal regulations and higher interest rates. In November, the Organization of Petroleum Exporting Countries (“OPEC”) agreed to cut production for the first time in eight years, which helped support higher oil prices. In December, the Fed raised interest rates by a quarter point—its only increase over the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Broadly, small cap stocks outperformed large cap stocks in the market environment that had prevailed during the year. The Portfolio turned in a positive return as well, modestly outperforming the benchmark Russell 2000 Growth Index. Stock selection in the Health Care and Energy sectors were contributors to relative performance, further aided by an overweight exposure to Energy. However, the Portfolio’s relative outperformance across those sectors were partially offset by underperformance in the Industrials, Real Estate, Information Technology, Consumer Discretionary, and Telecommunication Services sectors.

The Portfolio outperformed by the widest margin in the Health Care sector due primarily to stock selection. Exelixis is a cancer-focused biotechnology company that contributed to results as they reported successful early stage trials in a treatment for renal cell carcinoma during the first quarter. The company also benefited from continued outperformance of their kidney cancer drug Cabmetyx and positive clinical data for two new drug trials during the year. Another notable contributor was Affymetrix, a life science tools company. The company announced in the first quarter that they were being acquired by Thermo Fisher Scientific for a premium. The Portfolio’s underweight allocation to biotechnology stocks boosted relative performance, as the industry was one of the worst performing within the Index’s Health Care sector.

Stock selection and an overweight allocation to the Energy sector were contributors to Portfolio performance. Within Energy, the Portfolio’s exposure to exploration and production companies Laredo Petroleum, Parsley Energy, and Energen made contributions to relative results. These companies focused on the Permian basin in west Texas, one of the most profitable oil and gas regions in the U.S. Land-based oilfield driller, Patterson-UTI Energy, was a Portfolio top performer in the sector. Patterson’s price rose after the OPEC announcement of a production cut in November and improved oil pricing. Centennial Resource Development aided performance and benefited from higher oil prices and the acquisition of acreage in the Permian basin during the fourth quarter.

In contrast, the Portfolio underperformed by the widest margin in the Industrials sector driven by weak stock selection. Pitney Bowes, a postage services and developing digital commerce business, declined during the year due to margin pressures from a restructuring of the business. Not owning several positive names held within the Index also detracted from relative performance.

Stock selection and an underweight in the Real Estate sector were sources of Portfolio underperformance for the year. CoreCivic, a prison real estate investment trust (REIT), was a notable detractor from relative performance. The company was hurt in August after the Department of Justice announced that Bureau of Prisons would end its use of private prisons. The stock was sold during the period.

Negative stock selection in the Information Technology sector detracted from relative performance. Manhattan Associates, a supply-chain management provider selling software primarily to retailers, detracted due to investor concerns about disappointing retail sales data. The Portfolio’s other notable detractors in the sector included Guidewire Software, a property and casualty insurance software provider and Arris International, a cable and satellite set-top box maker.

Throughout 2016, we moderated our pro-cyclical bias into a more balanced approach between secular growth businesses and “all-weather” businesses. Regardless of our macro views, we continued to focus only in select businesses where we believe we have a thorough understanding, and where we believe our analysis has identified companies growing faster and with higher earnings quality than their peers.

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Although the Portfolio’s positioning is based on a disciplined investment process, which keeps the Portfolio diversified with exposure to index industry groups within a moderate range, the Portfolio’s largest relative sector overweights were in Energy and Information Technology while its largest underweights were in Consumer Staples and Real Estate at year end.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	11.72	14.69	8.61
Class B	11.43	14.39	8.33
Class E	11.55	14.52	8.44
Russell 2000 Growth Index	11.32	13.74	7.76

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
SBA Communications Corp. - Class A	1.3
Exelixis, Inc.	1.3
Monolithic Power Systems, Inc.	1.3
Martin Marietta Materials, Inc.	1.3
MKS Instruments, Inc.	1.3
Lancaster Colony Corp.	1.2
Acuity Brands, Inc.	1.1
Booz Allen Hamilton Holding Corp.	1.1
Cognex Corp.	1.1
HealthEquity, Inc.	1.1

Top Sectors

% of Net Assets
Information Technology	27.3
Health Care	20.9
Industrials	16.4
Consumer Discretionary	11.4
Financials	7.1
Energy	4.9
Materials	3.1
Consumer Staples	2.6
Real Estate	2.0
Telecommunication Services	1.3

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.86%	$1,000.00	$1,098.30	$4.54
	Hypothetical*	0.86%	$1,000.00	$1,020.81	$4.37

Class B(a)	Actual	1.11%	$1,000.00	$1,096.10	$5.85
	Hypothetical*	1.11%	$1,000.00	$1,019.56	$5.63

Class E(a)	Actual	1.01%	$1,000.00	$1,097.00	$5.32
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
BWX Technologies, Inc.	223,576	$8,875,967
Orbital ATK, Inc.	89,311	7,835,254
TransDigm Group, Inc. (a)	39,399	9,808,775

		26,519,996

Air Freight & Logistics—0.8%
Forward Air Corp.	194,488	9,214,841

Auto Components—0.6%
Visteon Corp.	88,951	7,146,323

Banks—3.7%
BankUnited, Inc.	236,220	8,903,132
Cathay General Bancorp (a)	303,161	11,529,213
Cullen/Frost Bankers, Inc. (a)	125,771	11,096,775
MB Financial, Inc. (a)	246,739	11,653,483

		43,182,603

Beverages—0.6%
Boston Beer Co., Inc. (The) - Class A (a) (b)	39,076	6,637,059

Biotechnology—3.9%
ACADIA Pharmaceuticals, Inc. (a) (b)	164,259	4,737,230
Exelixis, Inc. (a) (b)	1,015,901	15,147,084
Halozyme Therapeutics, Inc. (a) (b)	336,929	3,328,859
Momenta Pharmaceuticals, Inc. (b)	559,063	8,413,898
Neurocrine Biosciences, Inc. (a) (b)	170,466	6,597,034
Repligen Corp. (b)	235,032	7,243,686

		45,467,791

Building Products—1.7%
A.O. Smith Corp. (a)	222,029	10,513,073
Masonite International Corp. (a) (b)	147,121	9,680,562

		20,193,635

Capital Markets—1.2%
MarketAxess Holdings, Inc.	61,119	8,979,604
WisdomTree Investments, Inc. (a)	515,258	5,739,974

		14,719,578

Chemicals—0.8%
PolyOne Corp.	277,278	8,883,987

Commercial Services & Supplies—1.4%
Pitney Bowes, Inc. (a)	437,285	6,642,359
Steelcase, Inc. - Class A	530,901	9,503,128

		16,145,487

Construction Materials—1.3%
Martin Marietta Materials, Inc.	67,534	14,960,807

Containers & Packaging—1.0%
Berry Plastics Group, Inc. (b)	251,579	12,259,445

Distributors—1.0%
Pool Corp.	117,645	12,275,079

Diversified Telecommunication Services—1.3%
SBA Communications Corp. - Class A (b)	146,960	15,175,090

Electrical Equipment—1.1%
Acuity Brands, Inc.	58,548	13,516,391

Electronic Equipment, Instruments & Components—4.4%
Cognex Corp.	210,319	13,380,495
Littelfuse, Inc. (a)	69,356	10,526,160
SYNNEX Corp. (a)	78,068	9,447,789
Trimble, Inc. (b)	237,806	7,169,851
Zebra Technologies Corp. - Class A (b)	129,472	11,103,519

		51,627,814

Energy Equipment & Services—1.0%
Patterson-UTI Energy, Inc. (a)	447,759	12,053,672

Equity Real Estate Investment Trusts—2.0%
CubeSmart	285,873	7,652,820
Highwoods Properties, Inc.	150,254	7,664,457
Physicians Realty Trust (a)	413,657	7,842,937

		23,160,214

Food Products—2.0%
B&G Foods, Inc. (a)	223,378	9,783,956
Lancaster Colony Corp. (a)	101,446	14,343,450

		24,127,406

Health Care Equipment & Supplies—8.0%
Align Technology, Inc. (b)	112,195	10,785,305
Cantel Medical Corp.	122,596	9,654,435
DexCom, Inc. (a) (b)	126,416	7,547,035
Halyard Health, Inc. (a) (b)	257,168	9,510,072
Hill-Rom Holdings, Inc.	193,594	10,868,367
ICU Medical, Inc. (a) (b)	53,388	7,866,722
Integra LifeSciences Holdings Corp. (a) (b)	103,653	8,892,391
Nevro Corp. (b)	105,921	7,696,220
NuVasive, Inc. (a) (b)	135,013	9,094,476
NxStage Medical, Inc. (b)	464,218	12,167,154

		94,082,177

Health Care Providers & Services—4.1%
Chemed Corp. (a)	58,388	9,366,019
HealthEquity, Inc. (a) (b)	327,556	13,272,569
HealthSouth Corp. (a)	210,281	8,671,988
Select Medical Holdings Corp. (a) (b)	588,234	7,794,101
VCA, Inc. (b)	136,685	9,383,425

		48,488,102

Hotels, Restaurants & Leisure—3.9%
Dunkin’ Brands Group, Inc.	184,742	9,687,871
Jack in the Box, Inc.	89,751	10,019,802

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Panera Bread Co. - Class A (a) (b)	38,303	$7,855,562
Penn National Gaming, Inc. (b)	548,762	7,567,428
Texas Roadhouse, Inc. (a)	224,351	10,822,692

		45,953,355

Household Durables—0.6%
CalAtlantic Group, Inc. (a)	201,372	6,848,662

Insurance—2.2%
American Equity Investment Life Holding Co.	361,326	8,144,288
American Financial Group, Inc.	110,890	9,771,627
RLI Corp. (a)	122,539	7,735,887

		25,651,802

Internet Software & Services—2.1%
CoStar Group, Inc. (a) (b)	56,512	10,651,947
Pandora Media, Inc. (a) (b)	418,870	5,462,065
Q2 Holdings, Inc. (a) (b)	302,558	8,728,798

		24,842,810

IT Services—3.5%
Booz Allen Hamilton Holding Corp.	372,651	13,441,522
EPAM Systems, Inc. (a) (b)	123,507	7,942,735
Euronet Worldwide, Inc. (b)	146,356	10,600,565
ExlService Holdings, Inc. (b)	172,772	8,714,620

		40,699,442

Leisure Products—0.8%
Brunswick Corp.	177,036	9,655,544

Life Sciences Tools & Services—2.8%
Bio-Techne Corp.	93,212	9,584,990
Pacific Biosciences of California, Inc. (a) (b)	992,858	3,772,861
PerkinElmer, Inc.	181,655	9,473,308
VWR Corp. (b)	399,828	10,007,695

		32,838,854

Machinery—4.0%
ITT, Inc.	241,997	9,333,824
John Bean Technologies Corp. (a)	124,644	10,713,152
Lincoln Electric Holdings, Inc. (a)	112,413	8,618,705
WABCO Holdings, Inc. (b)	76,249	8,093,831
Wabtec Corp. (a)	122,411	10,162,561

		46,922,073

Marine—0.8%
Kirby Corp. (a) (b)	134,743	8,960,410

Media—0.7%
IMAX Corp. (a) (b)	254,853	8,002,384

Oil, Gas & Consumable Fuels—3.8%
Centennial Resource Development, Inc. - Class A (a) (b)	600,091	11,833,795

Oil, Gas & Consumable Fuels—(Continued)
Energen Corp. (b)	204,720	11,806,202
Laredo Petroleum, Inc. (b)	617,682	8,734,024
Parsley Energy, Inc. - Class A (b)	364,689	12,851,640

		45,225,661

Pharmaceuticals—2.1%
Catalent, Inc. (b)	319,648	8,617,710
Nektar Therapeutics (b)	661,606	8,117,906
Prestige Brands Holdings, Inc. (b)	162,804	8,482,088

		25,217,704

Professional Services—0.7%
CEB, Inc. (a)	130,077	7,882,666

Road & Rail—3.0%
Knight Transportation, Inc. (a)	383,285	12,667,569
Old Dominion Freight Line, Inc. (a) (b)	140,716	12,072,026
Swift Transportation Co. (a) (b)	412,565	10,050,083

		34,789,678

Semiconductors & Semiconductor Equipment—6.5%
Cavium, Inc. (a) (b)	150,067	9,370,183
Cirrus Logic, Inc. (b)	107,189	6,060,466
Integrated Device Technology, Inc. (b)	372,188	8,768,749
MKS Instruments, Inc. (a)	248,627	14,768,444
Monolithic Power Systems, Inc. (a)	183,614	15,043,495
Power Integrations, Inc. (a)	173,323	11,759,966
Silicon Laboratories, Inc. (a) (b)	172,877	11,237,005

		77,008,308

Software—10.5%
Aspen Technology, Inc. (a) (b)	235,414	12,872,438
CommVault Systems, Inc. (b)	215,446	11,073,924
Fair Isaac Corp. (a)	109,410	13,043,860
Guidewire Software, Inc. (a) (b)	189,187	9,332,595
Manhattan Associates, Inc. (a) (b)	198,551	10,529,160
MicroStrategy, Inc. - Class A (b)	60,766	11,995,208
Proofpoint, Inc. (a) (b)	116,048	8,198,791
Qualys, Inc. (a) (b)	255,166	8,076,004
RealPage, Inc. (b)	296,573	8,897,190
Take-Two Interactive Software, Inc. (b)	258,786	12,755,562
Ultimate Software Group, Inc. (The) (a) (b)	63,027	11,492,973
Verint Systems, Inc. (a) (b)	149,176	5,258,454

		123,526,159

Specialty Retail—1.7%
DSW, Inc. - Class A (a)	231,575	5,245,174
Five Below, Inc. (a) (b)	189,572	7,575,297
Urban Outfitters, Inc. (a) (b)	242,654	6,910,786

		19,731,257

Technology Hardware, Storage & Peripherals—0.3%
Cray, Inc. (a) (b)	197,943	4,097,420

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—2.1%
Carter’s, Inc.	94,834	$8,192,709
G-III Apparel Group, Ltd. (a) (b)	235,710	6,967,588
Steven Madden, Ltd. (a) (b)	259,374	9,272,620

		24,432,917

Trading Companies & Distributors—0.7%
Watsco, Inc. (a)	59,168	8,763,964

Total Common Stocks (Cost $873,469,162)		1,140,888,567

Short-Term Investment—2.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $24,809,466 on 01/03/17, collateralized by $25,415,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $25,310,036.	24,809,383	24,809,383

Total Short-Term Investments (Cost $24,809,383)		24,809,383

Securities Lending Reinvestments (c)—21.1%

Certificates of Deposit—10.1%
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	3,000,000	3,002,539
Barclays New York 0.894%, 02/10/17 (d)	5,000,000	5,001,617
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,300,000	2,300,053
Cooperative Rabobank UA New York 1.278%, 10/13/17 (d)	1,500,000	1,500,338
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (d)	3,500,000	3,502,761
Credit Industriel et Commercial 1.245%, 04/05/17 (d)	1,400,000	1,400,756
Credit Suisse AG New York 1.335%, 04/03/17 (d)	1,600,000	1,600,350
1.364%, 04/11/17 (d)	3,000,000	3,000,654
1.364%, 05/12/17 (d)	4,500,000	4,500,468
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	2,700,000	2,699,528
DZ Bank London 0.990%, 03/01/17	3,750,000	3,750,787

Certificates of Deposit—(Continued)
ING Bank NV 1.265%, 04/18/17 (d)	4,500,000	4,508,249
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	3,900,000	3,900,468
KBC Brussells 1.050%, 01/27/17	3,000,000	3,000,570
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	5,995,151	5,999,280
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	2,993,116	2,998,710
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (d)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (d)	2,000,000	2,000,602
1.436%, 04/18/17 (d)	6,100,000	6,101,915
National Australia Bank London 1.034%, 05/02/17 (d)	4,500,000	4,504,248
1.182%, 11/09/17 (d)	4,500,000	4,488,840
National Bank of Canada 0.650%, 01/06/17	3,000,000	3,000,120
Natixis New York 1.262%, 04/07/17 (d)	2,000,000	2,000,802
Rabobank London 1.281%, 10/13/17 (d)	2,000,000	2,004,797
Royal Bank of Canada New York 1.145%, 04/04/17 (d)	1,000,000	999,743
1.281%, 10/13/17 (d)	1,500,000	1,501,163
Sumitomo Bank New York 1.212%, 06/05/17 (d)	3,000,000	2,999,940
1.215%, 05/05/17 (d)	3,000,000	3,004,997
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (d)	1,500,000	1,500,765
1.395%, 04/12/17 (d)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	2,000,000	2,000,236
1.364%, 04/10/17 (d)	3,000,000	3,001,161
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	5,000,000	5,000,870
UBS, Stamford 1.084%, 05/12/17 (d)	2,400,000	2,399,818
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	2,700,000	2,700,756
1.264%, 10/26/17 (d)	2,600,000	2,601,776

		118,983,097

Commercial Paper—4.4%
ABN AMRO Funding USA 0.910%, 01/11/17	2,494,313	2,499,223
Atlantic Asset Securitization LLC 0.990%, 01/12/17	1,496,288	1,499,514
1.040%, 02/03/17	996,967	999,127
Barton Capital Corp. 1.160%, 03/28/17	4,985,500	4,987,020

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Commonwealth Bank Australia 1.236%, 10/23/17 (d)	3,500,000	$3,501,967
Den Norske ASA 1.206%, 04/27/17 (d)	2,700,000	2,700,143
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	5,000,000	5,000,030
HSBC plc 1.216%, 04/25/17 (d)	7,000,000	6,999,699
Kells Funding LLC 1.040%, 01/19/17	298,943	299,882
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
0.950%, 01/03/17	1,995,356	1,999,786
Ridgefield Funding Co. LLC 1.000%, 01/03/17	748,125	749,957
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Starbird Funding Corp. 0.930%, 02/10/17	7,480,625	7,492,807
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,496,383	3,499,608
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,496,000	1,498,872
1.050%, 01/17/17	697,877	699,687
Westpac Banking Corp. 1.232%, 10/20/17 (d)	4,000,000	4,006,984

		51,432,942

Repurchase Agreements—5.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $729,829 on 01/03/17, collateralized by $1,460,862 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $744,388.	729,792	729,792
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $3,000,296 on 01/03/17, collateralized by $3,026,210 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $3,060,001.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,900,201 on 01/03/17, collateralized by $1,939,710 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,938,011.	1,900,000	1,900,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $15,007,437 on 01/03/17, collateralized by various Common Stock with a value of $16,673,325.	15,000,000	15,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $5,020,967 on 03/03/17, collateralized by various Common Stock with a value of $5,500,000.	5,000,000	5,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,000,113 on 01/03/17, collateralized by $989,355 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,020,517.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $4,322,030 on 04/03/17, collateralized by various Common Stock with a value of $4,730,000.	4,300,000	4,300,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $6,000,400 on 01/03/17, collateralized by $10,774,586 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $6,120,408.	6,000,000	6,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $15,002,500 on 01/05/17, collateralized by $24,076,040 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 1/31/17-9/16/58, with a value of $15,301,881.	15,000,000	15,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $10,000,756 on 01/03/17, collateralized by $14,673,645 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $10,200,000.	10,000,000	10,000,000

		61,929,792

Time Deposits—1.3%
Canadian Imperial Bank 0.520%, 01/03/17	5,000,000	5,000,000

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
OP Corporate Bank plc 1.010%, 01/04/17	2,700,000	$2,700,000
1.200%, 01/23/17	3,500,000	3,500,000
Shinkin Central Bank 1.200%, 01/27/17	800,000	800,000
1.220%, 01/26/17	3,400,000	3,400,000

		15,400,000

Total Securities Lending Reinvestments (Cost $247,701,096)		247,745,831

Total Investments—120.1% (Cost $1,145,979,641) (e)		1,413,443,781
Other assets and liabilities (net)—(20.1)%		(236,775,317)

Net Assets—100.0%		$1,176,668,464

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $240,487,457 and the collateral received consisted of cash in the amount of $247,643,754. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,146,058,956. The aggregate unrealized appreciation and depreciation of investments were $310,784,556 and $(43,399,731), respectively, resulting in net unrealized appreciation of $267,384,825 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,140,888,567	$—	$—	$1,140,888,567
Total Short-Term Investment*	—	24,809,383	—	24,809,383
Total Securities Lending Reinvestments*	—	247,745,831	—	247,745,831
Total Investments	$1,140,888,567	$272,555,214	$—	$1,413,443,781

Collateral for Securities Loaned (Liability)	$—	$(247,643,754)	$—	$(247,643,754)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,413,443,781
Receivable for:
Investments sold	16,278,890
Fund shares sold	30,331
Dividends and interest	469,172
Prepaid expenses	3,329

Total Assets	1,430,225,503
Liabilities
Collateral for securities loaned	247,643,754
Payables for:
Investments purchased	4,111,424
Fund shares redeemed	628,888
Accrued Expenses:
Management fees	840,364
Distribution and service fees	86,721
Deferred trustees’ fees	101,217
Other expenses	144,671

Total Liabilities	253,557,039

Net Assets	$1,176,668,464

Net Assets Consist of:
Paid in surplus	$786,202,556
Undistributed net investment income	60,233
Accumulated net realized gain	122,941,535
Unrealized appreciation on investments	267,464,140

Net Assets	$1,176,668,464

Net Assets
Class A	$766,779,167
Class B	395,102,190
Class E	14,787,107
Capital Shares Outstanding*
Class A	55,802,560
Class B	30,639,093
Class E	1,107,359
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.74
Class B	12.90
Class E	13.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $240,487,457.
(b)	Identified cost of investments was $1,145,979,641.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$10,547,855
Interest	10,570
Securities lending income	723,831
Other income (a)	64,621

Total investment income	11,346,877
Expenses
Management fees	9,993,298
Administration fees	37,808
Custodian and accounting fees	62,875
Distribution and service fees—Class B	948,050
Distribution and service fees—Class E	21,716
Audit and tax services	42,041
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	65,698
Insurance	8,537
Miscellaneous	18,260

Total expenses	11,279,643
Less management fee waiver	(250,000)
Less broker commission recapture	(62,280)

Net expenses	10,967,363

Net Investment Income	379,514

Net Realized and Unrealized Gain
Net realized gain on investments	122,157,876

Net change in unrealized appreciation on investments	6,581,501

Net realized and unrealized gain	128,739,377

Net Increase in Net Assets From Operations	$129,118,891

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$379,514	$(1,681,671)
Net realized gain	122,157,876	210,571,782
Net change in unrealized appreciation (depreciation)	6,581,501	(215,642,056)

Increase (decrease) in net assets from operations	129,118,891	(6,751,945)

From Distributions to Shareholders
Net investment income
Class A	0	(1,341,279)
Class E	0	(1,745)
Net realized capital gains
Class A	(135,106,459)	(218,494,338)
Class B	(71,218,353)	(105,069,371)
Class E	(2,714,547)	(4,264,333)

Total distributions	(209,039,359)	(329,171,066)

Increase in net assets from capital share transactions	2,599,255	80,747,835

Total decrease in net assets	(77,321,213)	(255,175,176)

Net Assets
Beginning of period	1,253,989,677	1,509,164,853

End of period	$1,176,668,464	$1,253,989,677

Undistributed net investment income (Accumulated loss)
End of period	$60,233	$(81,937)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,209,986	$16,250,577	1,083,208	$19,636,199
Reinvestments	10,765,455	135,106,459	13,132,354	219,835,617
Redemptions	(12,899,043)	(183,218,907)	(12,302,710)	(246,000,576)

Net increase (decrease)	(923,602)	$(31,861,871)	1,912,852	$(6,528,760)

Class B
Sales	2,327,862	$29,873,186	2,849,581	$48,115,222
Reinvestments	6,035,454	71,218,353	6,587,422	105,069,371
Redemptions	(5,220,759)	(67,749,426)	(4,004,149)	(68,593,491)

Net increase	3,142,557	$33,342,113	5,432,854	$84,591,102

Class E
Sales	293,425	$3,959,042	216,250	$4,021,053
Reinvestments	222,321	2,714,547	260,286	4,266,078
Redemptions	(420,822)	(5,554,576)	(319,701)	(5,601,638)

Net increase	94,924	$1,119,013	156,835	$2,685,493

Increase derived from capital shares transactions		$2,599,255		$80,747,835

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Period	$14.95	$19.62	$20.53		$15.67		$14.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	(0.01)	0.05		(0.00	)(b)	0.07
Net realized and unrealized gain on investments	1.44	0.26	1.38		6.00		2.48

Total from investment operations	1.50	0.25	1.43		6.00		2.55

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00		(0.08)		0.00
Distributions from net realized capital gains	(2.71)	(4.89)	(2.34)		(1.06)		(0.95)

Total distributions	(2.71)	(4.92)	(2.34)		(1.14)		(0.95)

Net Asset Value, End of Period	$13.74	$14.95	$19.62		$20.53		$15.67

Total Return (%) (c)	11.72	(1.42)	8.18		40.54		18.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.87		0.87		0.87
Net ratio of expenses to average net assets (%) (d)	0.86	0.85	0.86		0.85		0.86
Ratio of net investment income (loss) to average net assets (%)	0.43	(0.05)	0.26		(0.02)		0.48
Portfolio turnover rate (%)	28	29	28		18		28
Net assets, end of period (in millions)	$766.8	$848.1	$1,075.7		$1,335.2		$1,263.5

	Class B
	Year Ended December 31,
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Period	$14.22	$18.90	$19.91		$15.23		$13.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.05)	(0.00	)(b)	(0.05)		0.03
Net realized and unrealized gain on investments	1.37	0.26	1.33		5.83		2.42

Total from investment operations	1.39	0.21	1.33		5.78		2.45

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.04)		0.00
Distributions from net realized capital gains	(2.71)	(4.89)	(2.34)		(1.06)		(0.95)

Total distributions	(2.71)	(4.89)	(2.34)		(1.10)		(0.95)

Net Asset Value, End of Period	$12.90	$14.22	$18.90		$19.91		$15.23

Total Return (%) (c)	11.43	(1.71)	7.91		40.17		18.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.12	1.12		1.12		1.12
Net ratio of expenses to average net assets (%) (d)	1.11	1.10	1.11		1.10		1.11
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.29)	(0.00	)(e)	(0.27)		0.22
Portfolio turnover rate (%)	28	29	28		18		28
Net assets, end of period (in millions)	$395.1	$391.1	$417.0		$433.7		$330.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$14.62	$19.29		$20.25	$15.47	$13.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	(0.03)		0.02	(0.03)	0.04
Net realized and unrealized gain on investments	1.41	0.25		1.36	5.93	2.46

Total from investment operations	1.44	0.22		1.38	5.90	2.50

Less Distributions
Distributions from net investment income	0.00	(0.00	)(f)	0.00	(0.06)	0.00
Distributions from net realized capital gains	(2.71)	(4.89)		(2.34)	(1.06)	(0.95)

Total distributions	(2.71)	(4.89)		(2.34)	(1.12)	(0.95)

Net Asset Value, End of Period	$13.35	$14.62		$19.29	$20.25	$15.47

Total Return (%) (c)	11.55	(1.60)		8.04	40.34	18.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02		1.02	1.02	1.02
Net ratio of expenses to average net assets (%) (d)	1.01	1.00		1.01	1.00	1.01
Ratio of net investment income (loss) to average net assets (%)	0.25	(0.19)		0.10	(0.16)	0.30
Portfolio turnover rate (%)	28	29		28	18	28
Net assets, end of period (in millions)	$14.8	$14.8		$16.5	$16.6	$11.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Ratio of net investment loss to average net assets was less than 0.01%.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trusts (REITs). These adjustments have no impact on net assets or the results of operations.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $24,809,383. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $61,929,792. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$322,837,981	$0	$497,303,502

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $136,537 in purchases and $46,233,864 in sales of investments, which are included above, and resulted in realized gains of $11,481,224.

During the year ended December 31, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $254,972 in sales of investments, which are included above, and resulted in realized losses of $71,623.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$9,993,298	0.880%	First $500 million
	0.830%	Over $500 million

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$2,913

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$5,782,263	$41,524,934	$203,257,096	$287,646,132	$209,039,359	$329,171,066

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$161,450	$123,020,846	$267,384,825	$—	$390,567,121

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-19

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Small Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-23

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, below the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a relationship discount to the Portfolio’s sub-advisory fees and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2016.

MIST-26

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-27

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-28

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-29

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 2.49% and 2.23%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

It was a volatile start to the year for global markets as equity prices plunged before rebounding to end the first quarter in positive territory, oil prices plummeted only to reverse course to end slightly above where they began, and global growth concerns continued to dampen investors’ outlook. Separately, the Federal Reserve (the “Fed”) took a big step back in their efforts to wean investors from central bank accommodation. This benefited spread product during the back half of the first quarter as fund flows shifted back into risk assets.

Markets started the second quarter with a constructive tone as credit spreads tightened, equities rose and U.S. Treasury yields increased. However, equities sold off sharply, credit spreads widened and high-quality global government bond yields declined significantly at the end of the quarter in response to the U.K. referendum on leaving the European Union (“Brexit”) as markets had assigned a high probability to a victory for “remain.” When British voters opted to leave the European Union, it came as a shock to markets. As a result, U.S. Treasury yields plummeted across the curve and flattened by the end of the quarter.

For most of the third quarter, financial markets were stable and uneventful, with risk assets performing well and U.S. Treasuries selling off. Although the quarter began amid uncertainty surrounding Brexit, the market impact of the U.K. vote to exit the European Union was fairly muted. U.S. job growth continued on a strong path, while commodities, the U.S. dollar, global growth and China all stabilized.

The major event of the fourth quarter was the surprise Republican sweep of the White House and both chambers of Congress. This result changed our prior view that the U.S. was stuck in a sub-trend growth and inflation environment. With the exception of a very brief risk-off reaction by global markets, bond yields and equity prices moved higher since the U.S. election on expectations of deregulation, corporate and individual tax cuts, and higher infrastructure spending, and their impact on higher economic growth and inflation. In addition, the Federal Open Market Committee raised rates for the first time in a year, increasing the target range for the federal funds rate 25 basis points (“bps”) at the December meeting to between 50 and 75 bps.

Year over year, equity markets finished higher, credit spreads tightened and U.S. Treasury yields rose. The spread between the two- and 10-year Treasuries finished the year at 1.26%, up 4 bps from the end of 2015.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Investment Grade corporate bonds capped off a sixth-straight record year of new issuance. Strong technicals drove credit spreads tighter in 2016, while the fundamental picture continued to worsen. Corporate earnings were anemic, and companies continued to add leverage to fund shareholder friendly activity. Overall the spread tightening resulted in the Option-Adjusted Spread for the Bloomberg Barclays U.S. Corporate Bond Index ending the year at 123 bps, which was 45 bps tighter than the end of 2015. The move resulted in the Bloomberg Barclays U.S. Corporate Bond Index outpacing comparable-duration Treasuries by 493 bps during the period, with industrials being the best-performing sub-sector, posting positive excess returns of 603 bps. The Portfolio’s underweight to credit detracted from performance, as we were underweight and had a bias towards financials.

The Portfolio’s yield curve positioning was a negative for performance, as rates rose most in the belly of the curve. Our preference for the “belly” (5-10) year of the curve and our underweight to the long end of the curve (30-year Key Rate Duration) hurt as rates rose most sharply in the 5-10 year part of the curve. For context, the 10-year U.S. Treasury bellwether returned -0.16%, underperforming the 30-year Treasury, which returned 0.88%. On the other hand, the Portfolio’s shorter-duration positioning was a positive, given the rise in Treasury rates during the year.

The Portfolio’s Mortgage-Backed Securities (“MBS”) allocation outperformed the MBS segment held in the Index. Overall, the Bloomberg Barclays U.S. MBS Index underperformed duration-neutral Treasuries by 11 bps making MBS the worst-performing sector in the Bloomberg Barclays U.S. Aggregate Bond Index. Index performance across the coupon stack was skewed to higher-coupon outperformance with 30-year conventional 6.5% mortgage, producing 113 bps of duration-neutral excess returns, followed by 6.0% and 5.5% cohorts, which produced 109 bps and 78 bps of excess returns, respectively. Conventional 2.5%, 3.0% and 3.5% mortgages finished as the worst performers within the coupon stack, trailing like-duration Treasuries by 11 bps, 13 bps and 21 bps, respectively. With interest rates setting up materially higher from their levels just a few months ago, the entire coupon stack has had to adjust to an entirely different landscape. After a year in which the major risk factor for most coupons was elevated prepayments due to low mortgage rates, investors now have to contend with extension risk as a major factor in many lower-coupon mortgages.

Within structured credit, the Portfolio’s overweight to Asset-Backed Securities (“ABS”) and Commercial-Mortgage-Backed Securities (“CMBS”) added to performance, as these sectors generated positive excess returns for the period. Overall, the fundamentals in ABS remain relatively strong on supportive domestic growth and improving labor market conditions. In addition to select subprime auto ABS, we continued to find value in select non-performing loan and re-performing loan securities in the residential market, as well as the single-family-to-rent market.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

Allocations at the end of the period were: Treasury 25.5%, Agency 2.9%, MBS 34.0%, ABS 6.5%, CMBS 5.1%, Credit 25.7%, and cash 0.4%.

Barb Miller

Peter Simons

Richard Figuly

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	2.49	—	1.48
Class B	2.23	1.89	2.60
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.07

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	60.6
Corporate Bonds & Notes	25.0
Asset-Backed Securities	8.5
Mortgage-Backed Securities	4.1
Foreign Government	1.0

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.44%	$1,000.00	$974.30	$2.18
	Hypothetical*	0.44%	$1,000.00	$1,022.93	$2.24

Class B(a)	Actual	0.69%	$1,000.00	$973.30	$3.42
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—60.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—33.1%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	633,489	$654,210
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	1,894,756	2,009,845
6.000%, 07/01/28	407,749	461,514
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	1,877,020	1,935,421
3.500%, 08/01/42	948,464	972,970
4.500%, 02/01/40	616,354	668,687
5.000%, 09/01/35	1,324,763	1,448,790
6.000%, 12/01/39	500,622	567,775
Fannie Mae ARM Pool 0.961%, 07/01/24 (a)	5,000,000	4,985,792
0.971%, 09/01/24 (a)	3,000,000	2,989,782
0.991%, 11/01/23 (a)	4,715,678	4,716,300
1.011%, 09/01/24 (a)	3,822,625	3,835,477
1.231%, 01/01/21 (a)	929,560	933,002
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	1,366,927	1,522,823
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	324,503	12,551
Fannie Mae Pool 2.330%, 11/01/22	17,810,000	17,612,203
2.360%, 05/01/23	9,073,984	8,978,700
2.420%, 05/01/23	5,651,083	5,604,213
2.450%, 11/01/22	3,000,000	2,983,019
2.450%, 09/01/28	5,197,056	4,913,995
2.480%, 10/01/28	9,036,855	8,439,536
2.520%, 05/01/23	25,000,000	24,816,611
2.530%, 05/01/23	4,095,610	4,086,584
2.540%, 05/01/23	5,000,000	4,986,521
2.600%, 09/01/28	1,010,000	956,685
2.640%, 04/01/23	1,891,568	1,896,177
2.640%, 05/01/23	2,264,976	2,269,843
2.690%, 10/01/23	2,000,000	1,996,855
2.700%, 05/01/23	5,000,000	4,975,755
2.720%, 03/01/23	3,099,143	3,121,428
2.730%, 07/01/28	3,000,000	2,859,941
2.740%, 06/01/23	2,878,661	2,900,002
2.810%, 09/01/31	1,593,503	1,533,614
2.890%, 05/01/27	1,981,716	1,937,175
2.920%, 12/01/24	1,000,000	1,004,462
2.970%, 06/01/30	2,750,000	2,678,720
2.980%, 09/01/36	1,636,705	1,630,553
2.990%, 01/01/25	1,250,000	1,264,532
3.000%, 01/01/43	4,969,467	4,938,752
3.050%, 04/01/22	3,331,232	3,435,494
3.110%, 12/01/24	1,500,000	1,526,565
3.200%, 11/01/20	10,279,048	10,670,328
3.235%, 10/01/26	1,446,251	1,471,946
3.240%, 12/01/26	1,500,000	1,520,730
3.260%, 12/01/26	1,000,000	1,019,116
3.290%, 08/01/26	2,000,000	2,042,303
3.340%, 02/01/27	1,500,000	1,535,932
3.380%, 12/01/23	2,000,000	2,076,418
3.430%, 10/01/23	11,763,315	12,237,397

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.440%, 11/01/21	3,912,921	4,103,556
3.450%, 01/01/24	1,000,000	1,041,837
3.490%, 09/01/23	3,930,994	4,103,058
3.500%, 08/01/26	450,673	461,035
3.500%, 02/01/33	5,301,847	5,508,157
3.500%, 05/01/33	5,451,782	5,663,512
3.500%, 12/01/42	6,463,835	6,658,884
3.500%, 03/01/43	7,829,899	8,076,492
3.500%, 05/01/43	25,872,097	26,685,341
3.500%, 06/01/43	6,363,220	6,563,611
3.500%, 07/01/43	3,757,066	3,875,278
3.500%, 08/01/43	8,562,751	8,832,728
3.550%, 02/01/30	1,500,000	1,556,431
3.560%, 03/01/24	7,218,814	7,569,800
3.564%, 01/01/21	11,775,792	12,400,613
3.630%, 10/01/29	1,458,829	1,523,292
3.670%, 07/01/23	2,500,000	2,636,026
3.730%, 07/01/22	5,727,157	6,079,752
3.738%, 06/01/18	1,662,287	1,694,501
3.760%, 10/01/23	1,457,211	1,543,360
3.760%, 11/01/23	1,100,000	1,166,015
3.770%, 12/01/20	2,258,570	2,387,879
3.804%, 05/01/22	9,043,456	9,598,998
3.970%, 07/01/21	4,632,955	4,957,488
4.000%, 10/01/32	1,701,968	1,807,018
4.000%, 12/01/40	593,616	630,125
4.000%, 07/01/42	3,298,216	3,497,357
4.260%, 12/01/19	2,682,954	2,844,784
4.330%, 04/01/20	3,772,408	4,026,158
4.770%, 06/01/19	3,362,995	3,582,015
5.857%, 10/01/17	1,896,896	1,952,212
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (c)	2,355,844	1,895,752
Zero Coupon, 10/25/43 (c)	1,164,608	927,699
Zero Coupon, 12/25/43 (c)	2,637,822	2,127,394
1.068%, 03/25/27 (a)	416,990	417,733
1.256%, 05/25/35 (a)	2,673,277	2,671,814
1.256%, 10/25/42 (a)	1,272,087	1,262,422
1.356%, 10/25/43 (a)	2,703,614	2,727,690
1.356%, 12/25/43 (a)	3,146,226	3,125,017
1.656%, 03/25/38 (a)	430,902	438,293
1.756%, 08/25/32 (a)	984,759	1,015,706
3.500%, 02/25/43	6,866,290	6,943,097
5.000%, 03/25/40	8,729,805	9,515,273
5.500%, 12/25/35	1,403,033	1,433,052
5.774%, 01/25/41 (a) (b)	5,953,001	1,274,563
6.000%, 01/25/36	1,072,186	1,069,737
6.500%, 07/18/28	211,435	233,634
Fannie Mae-ACES 2.207%, 01/25/22	10,000,000	9,945,498
2.280%, 12/27/22	9,391,000	9,234,448
2.488%, 05/25/26	1,600,000	1,539,154
2.614%, 10/25/21 (a)	2,000,000	2,024,321
2.723%, 10/25/24	2,000,000	1,982,113
3.103%, 07/25/24 (a)	1,394,000	1,413,736

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES 3.346%, 03/25/24 (a)	2,500,000	$2,579,642
3.472%, 01/25/24 (a)	2,500,000	2,609,168
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,577,086	1,635,351
Freddie Mac 30 Yr. Gold Pool 4.000%, 08/01/42	5,239,360	5,507,661
4.000%, 05/01/43	856,573	908,835
4.000%, 06/01/43	589,463	623,566
4.000%, 08/01/43	7,287,940	7,728,604
5.000%, 08/01/39	1,272,178	1,411,489
Freddie Mac ARM Non-Gold Pool 3.587%, 07/01/40 (a)	2,594,635	2,697,692
Freddie Mac Gold Pool 3.500%, 12/01/32	5,334,527	5,544,032
3.500%, 01/01/33	7,550,695	7,842,281
3.500%, 02/01/33	10,760,640	11,183,269
3.500%, 03/01/33	7,172,114	7,453,929
3.500%, 04/01/33	10,152,455	10,552,804
3.500%, 05/01/33	4,368,541	4,540,812
3.500%, 06/01/43	3,916,202	4,034,227
4.000%, 09/01/32	1,893,670	2,034,121
4.000%, 11/01/32	4,198,922	4,519,393
4.000%, 12/01/32	1,869,006	2,011,630
4.000%, 01/01/33	927,544	999,277
4.000%, 02/01/33	913,974	984,617
4.000%, 01/01/46	3,236,318	3,437,293
5.000%, 02/01/34	463,061	496,835
Freddie Mac Multifamily Structured Pass-Through Certificates 2.522%, 01/25/23	2,085,000	2,086,997
2.615%, 01/25/23	7,275,000	7,291,008
2.838%, 09/25/22	1,849,000	1,872,225
3.389%, 03/25/24	5,714,000	5,986,292
3.490%, 01/25/24	4,000,000	4,216,987
Freddie Mac REMICS (CMO) 1.154%, 08/15/42 (a)	6,126,505	6,204,740
1.384%, 11/15/37 (a)	1,219,172	1,232,778
1.404%, 03/15/24 (a)	668,363	671,827
2.054%, 03/15/38 (a)	600,000	646,025
3.000%, 02/15/26	1,915,000	1,973,691
3.500%, 08/15/39	3,408,956	3,545,576
3.500%, 06/15/48	7,166,673	7,489,188
4.500%, 03/15/40	433,629	431,717
5.000%, 08/15/35	1,650,000	1,809,373
5.666%, 10/15/37 (a) (b)	5,009,015	876,610
5.696%, 11/15/36 (a) (b)	3,142,103	343,207
5.750%, 06/15/35	7,740,263	8,750,064
6.000%, 07/15/35	6,395,542	7,019,197
6.000%, 03/15/36	2,854,389	3,294,532
6.500%, 05/15/28	487,108	551,158
6.500%, 03/15/37	985,720	1,122,292
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (c)	1,227,931	981,002
3.000%, 01/15/43	6,767,836	6,732,177
3.000%, 01/15/44	9,037,203	8,992,860

Agency Sponsored Mortgage - Backed—(Continued)
FREMF Mortgage Trust 3.575%, 11/25/49 (144A) (a)	1,700,000	1,527,053
3.835%, 07/25/49 (144A) (a)	1,635,000	1,611,444
Ginnie Mae II ARM Pool 2.500%, 04/20/41 (a)	674,035	694,591
Ginnie Mae II Pool 4.378%, 06/20/63	9,044,550	9,590,238
4.459%, 05/20/63	14,405,755	15,272,748
4.465%, 05/20/63	10,207,743	10,815,312
4.495%, 04/20/63	5,053,175	5,354,911
Government National Mortgage Association (CMO) 0.830%, 08/20/60 (a)	265,198	265,040
0.830%, 11/20/62 (a)	219,885	219,634
0.870%, 12/20/62 (a)	2,351,370	2,326,658
0.930%, 02/20/62 (a)	6,393,672	6,390,169
0.940%, 03/20/63 (a)	774,069	767,333
0.950%, 02/20/63 (a)	1,698,101	1,681,049
0.980%, 02/20/63 (a)	7,305,910	7,254,541
1.000%, 03/20/63 (a)	3,775,003	3,751,780
1.000%, 07/20/64 (a)	4,233,320	4,205,630
1.000%, 09/20/64 (a)	1,729,769	1,714,239
1.010%, 04/20/63 (a)	8,554,464	8,502,730
1.030%, 01/20/63 (a)	2,940,511	2,942,532
1.030%, 04/20/63 (a)	6,888,251	6,845,669
1.030%, 06/20/64 (a)	5,491,514	5,453,860
1.030%, 07/20/64 (a)	2,550,062	2,532,763
1.080%, 04/20/62 (a)	729,679	730,713
1.130%, 04/20/64 (a)	13,747,709	13,723,734
1.130%, 05/20/64 (a)	9,666,663	9,644,118
1.180%, 07/20/63 (a)	6,491,225	6,492,951
1.180%, 01/20/64 (a)	1,458,402	1,458,806
1.180%, 02/20/64 (a)	5,063,557	5,064,892
1.180%, 03/20/64 (a)	1,814,020	1,814,401
1.220%, 02/20/64 (a)	2,118,655	2,126,812
1.230%, 09/20/63 (a)	4,182,674	4,191,048
1.239%, 09/20/37 (a)	329,785	331,281
1.280%, 09/20/63 (a)	4,215,114	4,230,985
1.600%, 12/20/66 (a)	1,672,000	1,682,972
1.650%, 02/20/63	15,303,423	15,170,348
1.650%, 04/20/63	9,147,033	9,036,064
1.750%, 03/20/63	2,278,107	2,268,569
4.491%, 04/20/43 (a)	2,263,630	2,387,834
4.500%, 01/16/25	1,068,733	1,179,026
4.728%, 11/20/42 (a)	9,191,694	9,960,450
5.000%, 12/20/33	1,876,336	2,070,071
5.000%, 09/20/38	5,299,402	5,519,099
5.000%, 06/16/39	750,786	804,814
5.000%, 07/20/39	3,826,814	4,220,720
5.000%, 10/20/39	3,913,844	4,410,983
5.215%, 06/20/40 (a)	4,370,264	4,795,946
5.500%, 02/20/33	127,550	132,582
5.500%, 07/16/33 (b)	1,240,002	254,859

		788,764,556

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—2.1%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20 (d)	43,119,000	$40,386,161
Tennessee Valley Authority 1.750%, 10/15/18	850,000	857,295
5.250%, 09/15/39	600,000	753,596
5.880%, 04/01/36	1,000,000	1,319,180
6.235%, 07/15/45	4,250,000	4,790,443
Tennessee Valley Authority Generic Strip
Zero Coupon, 03/15/32	1,000,000	575,507
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25	1,000,000	762,089
Zero Coupon, 06/15/35	750,000	378,041

		49,822,312

U.S. Treasury—25.4%
U.S. Treasury Bonds 2.750%, 08/15/42	3,300,000	3,117,599
2.875%, 05/15/43	4,000,000	3,863,592
3.125%, 11/15/41	3,480,000	3,531,793
3.500%, 02/15/39	1,450,000	1,585,711
3.875%, 08/15/40	4,230,000	4,856,734
4.250%, 05/15/39	200,000	242,820
4.250%, 11/15/40	2,000,000	2,428,124
4.375%, 02/15/38 (d)	18,100,000	22,492,074
4.375%, 11/15/39	25,650,000	31,663,719
4.375%, 05/15/40	1,700,000	2,100,364
4.375%, 05/15/41	1,200,000	1,484,766
4.500%, 05/15/38 (d)	1,000,000	1,263,047
4.500%, 08/15/39	4,500,000	5,651,014
5.250%, 11/15/28	7,000,000	8,911,329
5.250%, 02/15/29	500,000	639,101
5.375%, 02/15/31 (d)	13,000,000	17,314,375
5.500%, 08/15/28	2,000,000	2,589,376
6.125%, 08/15/29	5,000,000	6,907,810
U.S. Treasury Coupon Strips Zero Coupon, 08/15/19 (d)	16,000,000	15,413,584
Zero Coupon, 11/15/19 (d)	1,500,000	1,437,711
Zero Coupon, 02/15/20	2,815,000	2,680,924
Zero Coupon, 05/15/20	2,475,000	2,342,045
Zero Coupon, 02/15/21 (d)	25,050,000	23,193,570
Zero Coupon, 05/15/21 (d)	16,285,000	14,976,631
Zero Coupon, 08/15/21 (d)	3,095,000	2,822,346
Zero Coupon, 11/15/21	14,940,000	13,534,818
Zero Coupon, 02/15/22	3,975,000	3,573,294
Zero Coupon, 05/15/22 (d)	14,560,000	12,989,908
Zero Coupon, 08/15/22 (d)	6,000,000	5,313,408
Zero Coupon, 11/15/22	6,250,000	5,497,275
Zero Coupon, 02/15/23	18,035,000	15,728,378
Zero Coupon, 05/15/23 (d)	57,400,000	49,654,903
Zero Coupon, 08/15/23 (d)	2,765,000	2,374,972
Zero Coupon, 11/15/23 (d)	2,300,000	1,960,203
Zero Coupon, 02/15/24	4,900,000	4,142,480
Zero Coupon, 08/15/24	2,500,000	2,082,050
Zero Coupon, 11/15/24	1,500,000	1,238,661
Zero Coupon, 02/15/25	2,000,000	1,636,000

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips Zero Coupon, 05/15/25 (d)	5,500,000	4,460,423
Zero Coupon, 08/15/25	1,000,000	804,911
Zero Coupon, 08/15/27	400,000	300,617
Zero Coupon, 11/15/27	570,000	425,006
Zero Coupon, 05/15/28 (d)	3,030,000	2,219,433
Zero Coupon, 08/15/28	1,750,000	1,272,498
Zero Coupon, 05/15/29	1,000,000	709,497
Zero Coupon, 08/15/29	800,000	562,937
Zero Coupon, 11/15/29	1,000,000	698,831
Zero Coupon, 02/15/30	8,300,000	5,748,464
Zero Coupon, 05/15/30	700,000	481,086
Zero Coupon, 08/15/30 (d)	3,925,000	2,677,360
Zero Coupon, 11/15/30	4,400,000	2,970,634
Zero Coupon, 02/15/31	2,800,000	1,878,170
Zero Coupon, 05/15/31	10,500,000	6,957,646
Zero Coupon, 08/15/31	2,800,000	1,841,960
Zero Coupon, 11/15/31	3,000,000	1,954,089
Zero Coupon, 02/15/32	9,900,000	6,388,411
Zero Coupon, 05/15/32	12,800,000	8,197,466
Zero Coupon, 08/15/32	6,900,000	4,384,481
Zero Coupon, 08/15/33	400,000	245,584
Zero Coupon, 11/15/33	13,000,000	7,905,391
Zero Coupon, 02/15/34	3,000,000	1,808,874
Zero Coupon, 05/15/34	11,000,000	6,561,775
Zero Coupon, 08/15/34	5,000,000	2,968,405
Zero Coupon, 05/15/35	4,000,000	2,305,468
U.S. Treasury Inflation Indexed Bonds 1.750%, 01/15/28 (d) (e)	576,905	644,132
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (e)	1,601,955	1,604,672
U.S. Treasury Notes 0.750%, 02/15/19 (d)	1,500,000	1,485,058
0.875%, 07/31/19	340,000	336,055
1.000%, 06/30/19	660,000	654,844
1.000%, 08/31/19	17,000,000	16,839,962
1.250%, 02/29/20	11,000,000	10,912,341
1.375%, 01/31/20	3,000,000	2,988,633
1.750%, 01/31/23	7,100,000	6,936,366
1.750%, 05/15/23 (d)	2,500,000	2,434,960
2.000%, 11/30/20	7,000,000	7,072,464
2.000%, 10/31/21	3,000,000	3,008,673
2.000%, 08/15/25	4,000,000	3,874,688
2.125%, 08/31/20	10,000,000	10,161,720
2.125%, 01/31/21	2,000,000	2,026,640
2.125%, 08/15/21	21,000,000	21,199,332
2.125%, 05/15/25	12,000,000	11,763,744
2.375%, 08/15/24	17,000,000	17,079,016
2.500%, 08/15/23	2,300,000	2,340,788
2.625%, 08/15/20	13,000,000	13,441,792
2.625%, 11/15/20	22,500,000	23,255,865
2.750%, 02/15/24	2,300,000	2,375,468
3.125%, 05/15/21	27,000,000	28,452,303

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.625%, 02/15/21 (d)	32,000,000	$34,350,016

		605,205,458

Total U.S. Treasury & Government Agencies (Cost $1,448,817,868)		1,443,792,326

Corporate Bonds & Notes—25.0%

Aerospace/Defense—0.3%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	249,000	246,018
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A) (d)	338,000	342,036
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,081,308
Harris Corp. 3.832%, 04/27/25	600,000	609,521
L-3 Communications Corp. 3.850%, 12/15/26 (d)	187,000	185,880
Lockheed Martin Corp. 3.100%, 01/15/23	193,000	195,110
4.500%, 05/15/36	450,000	478,431
6.150%, 09/01/36	236,000	295,243
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	419,149
3.200%, 02/01/27	179,000	177,102
3.850%, 04/15/45 (d)	182,000	172,649
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	486,641
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,181,162

		6,870,250

Agriculture—0.1%
Bunge N.A. Finance L.P. 5.900%, 04/01/17	247,000	249,125
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	1,084,000	1,241,889
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,173,500

		2,664,514

Airlines—0.2%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	332,484	342,026
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,403,000	1,329,343
3.650%, 06/15/28	157,000	155,921
4.950%, 01/15/23	1,031,656	1,100,003
United Airlines Pass-Through Trust 3.450%, 07/07/28	464,000	451,240
4.300%, 08/15/25	481,751	496,204

		3,874,737

Auto Manufacturers—0.7%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	700,000	700,628
2.300%, 09/09/26	236,000	220,282
BMW U.S. Capital LLC 2.250%, 09/15/23 (144A)	540,000	517,516
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	328,448
2.000%, 08/03/18 (144A)	300,000	300,415
2.250%, 07/31/19 (144A)	1,600,000	1,602,112
2.375%, 08/01/18 (144A)	378,000	380,844
2.875%, 03/10/21 (144A)	500,000	503,077
Ford Motor Co. 7.450%, 07/16/31	300,000	376,514
Ford Motor Credit Co. LLC 1.684%, 09/08/17	630,000	628,981
1.724%, 12/06/17	678,000	677,487
2.145%, 01/09/18	309,000	309,447
2.375%, 03/12/19	969,000	968,425
2.459%, 03/27/20 (d)	950,000	937,802
3.000%, 06/12/17	400,000	402,328
4.134%, 08/04/25 (d)	200,000	200,240
4.250%, 02/03/17	1,200,000	1,202,363
4.375%, 08/06/23 (d)	900,000	928,800
General Motors Co. 4.875%, 10/02/23	200,000	209,654
6.600%, 04/01/36	500,000	571,504
General Motors Financial Co., Inc. 3.200%, 07/13/20 (d)	682,000	684,052
3.200%, 07/06/21	300,000	297,497
3.700%, 05/09/23	683,000	672,063
4.000%, 01/15/25	200,000	195,128
4.000%, 10/06/26 (d)	910,000	874,984
Hyundai Capital America 2.400%, 10/30/18 (144A)	239,000	239,997
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	789,778
1.900%, 09/14/21 (144A)	98,000	94,566
2.650%, 09/26/18 (144A)	300,000	303,087
Toyota Motor Credit Corp. 1.375%, 01/10/18 (d)	700,000	699,115
1.450%, 01/12/18	206,000	206,060

		17,023,194

Banks—6.2%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,169,141
American Express Bank FSB 6.000%, 09/13/17	1,800,000	1,855,645
American Express Centurion Bank 5.950%, 06/12/17	250,000	254,882
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,300,000	1,310,985
2.850%, 08/06/20 (144A)	250,000	251,727
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	202,541

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp. 2.000%, 01/11/18	2,740,000	$2,746,305
2.250%, 04/21/20 (d)	640,000	636,269
2.503%, 10/21/22	700,000	676,989
2.600%, 01/15/19	1,225,000	1,235,471
2.625%, 10/19/20 (d)	485,000	485,277
2.650%, 04/01/19	660,000	666,972
3.300%, 01/11/23	1,921,000	1,927,416
4.000%, 01/22/25	1,071,000	1,072,345
4.125%, 01/22/24	1,780,000	1,849,867
4.250%, 10/22/26	520,000	526,295
5.625%, 07/01/20 (d)	1,000,000	1,099,553
5.875%, 01/05/21	2,500,000	2,783,437
6.000%, 09/01/17	360,000	370,432
6.400%, 08/28/17	1,276,000	1,315,129
6.500%, 07/15/18	997,000	1,063,462
Bank of Montreal 2.375%, 01/25/19 (d)	575,000	579,978
2.550%, 11/06/22	500,000	493,902
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	356,136
3.250%, 09/11/24	1,200,000	1,205,306
4.150%, 02/01/21	670,000	710,408
5.450%, 05/15/19	278,000	299,952
Bank of Nova Scotia (The) 1.450%, 04/25/18	300,000	299,147
1.850%, 04/14/20	700,000	691,117
1.875%, 09/20/21 (144A)	300,000	291,871
2.800%, 07/21/21 (d)	500,000	503,783
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	1,000,000	1,010,151
4.100%, 09/09/23 (144A)	1,114,000	1,173,005
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	1,600,000	1,600,347
Barclays plc 3.650%, 03/16/25	254,000	245,573
4.375%, 01/12/26	599,000	606,680
BB&T Corp. 2.150%, 03/22/17	485,000	485,675
2.450%, 01/15/20	833,000	839,528
2.625%, 06/29/20	400,000	403,134
6.850%, 04/30/19	525,000	581,865
BNZ International Funding, Ltd. 2.350%, 03/04/19 (144A)	842,000	845,006
BPCE S.A. 1.625%, 01/26/18	1,200,000	1,197,083
3.375%, 12/02/26	700,000	684,981
5.700%, 10/22/23 (144A)	400,000	420,513
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	850,000	841,910
Capital One Financial Corp. 2.450%, 04/24/19	176,000	177,114
3.500%, 06/15/23 (d)	907,000	910,432
3.750%, 07/28/26	860,000	833,680
4.200%, 10/29/25 (d)	650,000	652,162
5.250%, 02/21/17	170,000	170,816

Banks—(Continued)
Capital One N.A. 1.500%, 03/22/18	500,000	497,784
2.400%, 09/05/19	300,000	300,667
Citigroup, Inc. 1.750%, 05/01/18 (d)	776,000	774,346
2.350%, 08/02/21 (d)	192,000	187,814
2.400%, 02/18/20	450,000	449,087
2.500%, 09/26/18 (d)	441,000	445,218
2.900%, 12/08/21	600,000	598,381
3.200%, 10/21/26 (d)	485,000	463,768
3.400%, 05/01/26	825,000	801,620
3.875%, 03/26/25 (d)	1,300,000	1,291,419
4.125%, 07/25/28 (d)	487,000	481,070
4.300%, 11/20/26	1,500,000	1,513,692
4.400%, 06/10/25	196,000	200,518
4.750%, 05/18/46	800,000	800,923
5.500%, 09/13/25	692,000	760,516
Citizens Financial Group, Inc. 2.375%, 07/28/21 (d)	110,000	107,871
4.300%, 12/03/25 (d)	193,000	196,053
Comerica, Inc. 3.800%, 07/22/26	1,116,000	1,098,847
Commonwealth Bank of Australia 2.000%, 09/06/21 (144A) (d)	500,000	485,915
4.500%, 12/09/25 (144A) (d)	352,000	360,411
Cooperatieve Rabobank UA 3.875%, 02/08/22	700,000	739,070
4.375%, 08/04/25	250,000	256,532
4.625%, 12/01/23 (d)	872,000	917,422
Credit Suisse AG 1.750%, 01/29/18	279,000	278,446
2.300%, 05/28/19	250,000	250,612
3.000%, 10/29/21 (d)	1,379,000	1,392,176
3.625%, 09/09/24 (d)	250,000	251,670
5.300%, 08/13/19	300,000	323,710
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	250,000	246,201
4.550%, 04/17/26	433,000	449,703
Danske Bank A/S 2.000%, 09/08/21 (144A)	366,000	355,874
Deutsche Bank AG 2.950%, 08/20/20 (d)	77,000	75,800
3.375%, 05/12/21 (d)	123,000	121,756
3.700%, 05/30/24	667,000	648,611
6.000%, 09/01/17	200,000	204,732
Discover Bank 3.200%, 08/09/21	1,650,000	1,659,666
4.200%, 08/08/23	493,000	513,623
Fifth Third Bancorp 8.250%, 03/01/38	500,000	695,020
Fifth Third Bank 2.375%, 04/25/19	650,000	654,887
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20 (d)	714,000	714,748
3.500%, 01/23/25	392,000	386,786
3.500%, 11/16/26	600,000	586,191

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 3.625%, 01/22/23	1,300,000	$1,327,836
3.850%, 07/08/24 (d)	1,447,000	1,477,085
4.000%, 03/03/24	412,000	427,417
5.375%, 03/15/20	3,126,000	3,391,666
5.750%, 01/24/22	1,000,000	1,124,215
5.950%, 01/15/27	1,000,000	1,139,673
7.500%, 02/15/19	3,000,000	3,325,743
HSBC Bank plc 1.500%, 05/15/18 (144A)	821,000	816,429
4.125%, 08/12/20 (144A)	2,002,000	2,101,187
4.750%, 01/19/21 (144A)	1,600,000	1,714,694
HSBC Holdings plc 2.650%, 01/05/22	400,000	390,504
3.600%, 05/25/23	550,000	553,189
3.900%, 05/25/26	200,000	201,366
4.375%, 11/23/26	1,006,000	1,013,469
HSBC USA, Inc. 1.625%, 01/16/18	500,000	499,126
2.350%, 03/05/20	538,000	533,793
Huntington Bancshares, Inc. 2.300%, 01/14/22	813,000	788,517
Industrial & Commercial Bank of China, Ltd. 2.351%, 11/13/17	626,000	626,407
2.452%, 10/20/21 (d)	750,000	731,584
ING Bank NV 1.650%, 08/15/19 (144A)	300,000	295,942
3.750%, 03/07/17 (144A)	1,000,000	1,004,229
KeyCorp 5.100%, 03/24/21 (d)	896,000	979,806
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	1,220,000	1,219,922
2.600%, 06/24/19 (144A)	979,000	985,825
2.850%, 07/29/20 (144A) (d)	250,000	250,926
4.000%, 07/29/25 (144A)	250,000	256,683
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	1,012,638
Mitsubishi UFJ Financial Group, Inc. 2.527%, 09/13/23	250,000	240,679
Mizuho Bank, Ltd. 1.800%, 03/26/18 (144A)	484,000	483,293
3.600%, 09/25/24 (144A)	950,000	970,448
Morgan Stanley 1.875%, 01/05/18	517,000	517,770
3.700%, 10/23/24	500,000	505,956
5.000%, 11/24/25	1,269,000	1,355,656
5.500%, 01/26/20	1,430,000	1,550,309
5.500%, 07/28/21	807,000	894,267
5.625%, 09/23/19	3,030,000	3,284,399
5.750%, 01/25/21	2,500,000	2,773,940
5.950%, 12/28/17	1,757,000	1,828,738
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A)	400,000	403,192
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,396,637
4.875%, 01/27/20 (144A)	500,000	534,277

Banks—(Continued)
Northern Trust Corp. 3.375%, 08/23/21	300,000	311,947
PNC Financial Services Group, Inc. (The) 4.375%, 08/11/20	650,000	692,160
5.125%, 02/08/20	800,000	865,565
6.700%, 06/10/19	650,000	721,167
Regions Financial Corp. 3.200%, 02/08/21 (d)	268,000	271,792
Royal Bank of Canada 1.200%, 09/19/17	1,000,000	998,658
1.875%, 02/05/20	2,000,000	1,990,168
2.000%, 10/01/18	2,092,000	2,106,194
2.000%, 12/10/18 (d)	140,000	140,385
2.200%, 07/27/18	305,000	307,036
Santander Issuances S.A.U. 5.179%, 11/19/25	600,000	605,642
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	401,292
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,492,291
Standard Chartered plc 5.200%, 01/26/24 (144A)	1,000,000	1,033,608
State Street Corp. 3.100%, 05/15/23	407,000	406,203
3.700%, 11/20/23	1,608,000	1,674,042
Sumitomo Mitsui Financial Group, Inc. 2.442%, 10/19/21 (d)	318,000	312,837
3.010%, 10/19/26 (d)	212,000	202,875
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 10/18/19 (144A)	1,000,000	991,490
SunTrust Banks, Inc. 2.750%, 05/01/23 (d)	2,000,000	1,950,620
Toronto-Dominion Bank (The) 1.750%, 07/23/18	300,000	300,470
2.250%, 11/05/19	255,000	256,517
2.500%, 12/14/20	500,000	501,814
3.625%, 09/15/31 (a) (d)	433,000	422,967
U.S. Bancorp 2.375%, 07/22/26 (d)	1,570,000	1,453,454
U.S. Bank N.A. 2.125%, 10/28/19	350,000	351,265
UBS Group Funding Jersey, Ltd. 2.650%, 02/01/22 (144A)	762,000	740,584
4.125%, 09/24/25 (144A)	300,000	305,780
Wachovia Corp. 5.750%, 02/01/18	500,000	521,297
Wells Fargo & Co. 2.550%, 12/07/20	179,000	179,205
3.300%, 09/09/24	770,000	762,105
3.500%, 03/08/22 (d)	1,900,000	1,954,817
4.100%, 06/03/26	1,291,000	1,308,027
4.600%, 04/01/21 (d)	3,470,000	3,728,654
4.650%, 11/04/44	595,000	585,617
4.750%, 12/07/46	383,000	388,690
5.375%, 11/02/43	1,005,000	1,109,167

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo Bank N.A. 6.000%, 11/15/17	2,491,000	$2,585,140
Westpac Banking Corp. 1.375%, 05/30/18 (144A) (d)	2,000,000	1,991,838
4.322%, 11/23/31 (a)	450,000	451,433

		148,454,796

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	310,000	310,445
3.300%, 02/01/23	2,022,000	2,057,854
3.700%, 02/01/24 (d)	1,000,000	1,033,708
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 01/15/22	1,700,000	1,774,419
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	761,793
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,375,360
Molson Coors Brewing Co. 3.000%, 07/15/26	375,000	354,492
PepsiCo, Inc. 3.450%, 10/06/46	800,000	728,790

		8,396,861

Biotechnology—0.3%
Amgen, Inc. 2.125%, 05/01/20 (d)	100,000	99,063
3.625%, 05/22/24	873,000	888,048
4.563%, 06/15/48 (144A) (d)	2,696,000	2,607,722
5.700%, 02/01/19	100,000	107,481
Biogen, Inc. 5.200%, 09/15/45	133,000	142,329
Celgene Corp. 3.250%, 08/15/22 (d)	490,000	494,365
3.625%, 05/15/24 (d)	591,000	593,889
3.950%, 10/15/20	500,000	522,718
5.000%, 08/15/45	165,000	171,556
Gilead Sciences, Inc. 2.500%, 09/01/23 (d)	298,000	287,368
3.650%, 03/01/26	115,000	116,603
3.700%, 04/01/24 (d)	600,000	615,855
4.000%, 09/01/36	201,000	192,732
4.400%, 12/01/21	630,000	677,780

		7,517,509

Building Materials—0.1%
Johnson Controls International plc 3.625%, 07/02/24 (f)	277,000	280,911
4.950%, 07/02/64 (f)	737,000	687,297
5.000%, 03/30/20	635,000	683,213

		1,651,421

Chemicals—0.5%
Agrium, Inc. 3.375%, 03/15/25	87,000	84,272
4.125%, 03/15/35	620,000	568,474
5.250%, 01/15/45	712,000	741,460
Air Liquide Finance S.A. 2.250%, 09/27/23 (144A)	350,000	333,253
CF Industries, Inc. 4.500%, 12/01/26 (144A)	417,000	409,866
7.125%, 05/01/20 (d)	1,000,000	1,090,000
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 3.400%, 12/01/26 (144A)	339,000	338,424
Dow Chemical Co. (The) 3.000%, 11/15/22	106,000	106,048
4.125%, 11/15/21	106,000	112,003
7.375%, 11/01/29	1,000,000	1,313,997
8.850%, 09/15/21	640,000	784,774
E.I. du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	100,786
Monsanto Co. 4.700%, 07/15/64	100,000	90,070
Mosaic Co. (The) 4.250%, 11/15/23 (d)	1,980,000	1,996,515
5.450%, 11/15/33 (d)	1,163,000	1,153,470
Potash Corp. of Saskatchewan, Inc. 3.000%, 04/01/25 (d)	440,000	414,885
3.250%, 12/01/17	100,000	101,304
Praxair, Inc. 1.250%, 11/07/18 (d)	900,000	895,897
2.650%, 02/05/25	261,000	252,950
Rohm & Haas Co. 6.000%, 09/15/17	68,000	70,122
7.850%, 07/15/29	418,000	565,101

		11,523,671

Commercial Services—0.2%
Ecolab, Inc. 2.250%, 01/12/20	297,000	296,914
3.250%, 01/14/23	700,000	712,785
Equifax, Inc. 2.300%, 06/01/21	211,000	206,779
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	940,041
4.500%, 08/16/21 (144A)	1,740,000	1,856,279
7.000%, 10/15/37 (144A)	500,000	633,528
President and Fellows of Harvard College 3.300%, 07/15/56	714,000	627,917

		5,274,243

Computers—0.3%
Apple, Inc. 2.150%, 02/09/22	540,000	530,988
2.400%, 05/03/23	1,679,000	1,634,872
2.450%, 08/04/26	519,000	487,106
3.450%, 02/09/45	625,000	551,655

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Apple, Inc. 3.850%, 08/04/46	362,000	$346,847
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 4.420%, 06/15/21 (144A)	459,000	474,948
5.450%, 06/15/23 (144A)	542,000	574,921
6.020%, 06/15/26 (144A)	476,000	515,649
HP Enterprise Services LLC 7.450%, 10/15/29 (d)	700,000	833,030
International Business Machines Corp. 3.375%, 08/01/23	650,000	667,671
6.500%, 01/15/28 (d)	300,000	380,056

		6,997,743

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	203,421

Diversified Financial Services—1.4%
AIG Global Funding 1.650%, 12/15/17 (144A)	314,000	314,309
Air Lease Corp. 2.125%, 01/15/20	798,000	786,091
3.000%, 09/15/23 (d)	484,000	462,407
3.875%, 04/01/21 (d)	300,000	308,223
American Express Credit Corp. 2.125%, 03/18/19	116,000	116,462
2.250%, 08/15/19	1,000,000	1,005,565
2.600%, 09/14/20	115,000	115,961
Ameriprise Financial, Inc. 2.875%, 09/15/26 (d)	635,000	606,043
4.000%, 10/15/23	1,380,000	1,447,281
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,332,768
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	594,367
8.800%, 07/15/19	300,000	343,571
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	640,088
CME Group, Inc. 3.000%, 03/15/25 (d)	440,000	439,776
GE Capital International Funding Co. 2.342%, 11/15/20	6,696,000	6,692,806
3.373%, 11/15/25 (d)	744,000	756,333
4.418%, 11/15/35	1,777,000	1,862,131
International Lease Finance Corp. 5.875%, 08/15/22	298,000	323,330
Invesco Finance plc 4.000%, 01/30/24 (d)	500,000	520,988
Jefferies Group LLC 5.125%, 01/20/23	300,000	313,962
6.875%, 04/15/21 (d)	475,000	540,376
Legg Mason, Inc. 3.950%, 07/15/24	700,000	702,516

Diversified Financial Services—(Continued)
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,572,000	1,703,128
Murray Street Investment Trust I 4.647%, 03/09/17 (d)	1,600,000	1,608,336
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	1,020,997
3.550%, 01/15/24	7,383,000	7,863,515
Protective Life Global Funding 1.999%, 09/14/21 (144A)	750,000	725,211
Synchrony Financial 3.700%, 08/04/26 (d)	981,000	943,007
TD Ameritrade Holding Corp. 2.950%, 04/01/22	295,000	298,672

		34,388,220

Electric—1.8%
Alabama Power Co. 3.550%, 12/01/23 (d)	461,000	481,568
4.150%, 08/15/44 (d)	218,000	219,083
Arizona Public Service Co. 2.200%, 01/15/20	142,000	142,167
3.350%, 06/15/24	696,000	710,182
4.500%, 04/01/42	200,000	210,040
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,645,036
Berkshire Hathaway Energy Co. 1.100%, 05/15/17	460,000	460,008
2.400%, 02/01/20	364,000	364,991
3.750%, 11/15/23 (d)	1,736,000	1,815,344
4.500%, 02/01/45 (d)	333,000	345,461
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	928,982
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	1,118,000	1,175,898
CMS Energy Corp. 8.750%, 06/15/19 (d)	885,000	1,021,917
Commonwealth Edison Co. 3.650%, 06/15/46	162,000	152,241
Consumers Energy Co. 4.350%, 08/31/64	191,000	191,283
5.650%, 04/15/20	200,000	220,298
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	512,369
Dominion Resources, Inc. 2.850%, 08/15/26 (d)	183,000	171,330
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,058,424
5.700%, 10/01/37	300,000	371,091
DTE Energy Co. 3.500%, 06/01/24	449,000	452,508
3.850%, 12/01/23	225,000	232,789
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	661,697
6.000%, 01/15/38	600,000	743,171

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	$329,201
Duke Energy Ohio, Inc. 3.800%, 09/01/23	815,000	855,449
Duke Energy Progress LLC 3.700%, 10/15/46 (d)	377,000	356,988
4.100%, 03/15/43	200,000	199,976
4.375%, 03/30/44	247,000	255,949
5.300%, 01/15/19	200,000	213,780
5.700%, 04/01/35	360,000	429,675
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	767,834
Entergy Corp. 2.950%, 09/01/26	194,000	181,476
Entergy Louisiana LLC 2.400%, 10/01/26 (d)	414,000	386,316
3.050%, 06/01/31 (d)	195,000	184,629
Entergy Mississippi, Inc. 2.850%, 06/01/28 (d)	170,000	161,425
Exelon Generation Co. LLC 2.950%, 01/15/20 (d)	300,000	303,568
6.250%, 10/01/39	160,000	161,099
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,514,765
Fortis, Inc. 3.055%, 10/04/26 (144A) (d)	1,500,000	1,402,915
Indiana Michigan Power Co. 3.200%, 03/15/23 (d)	330,000	333,168
Kansas City Power & Light Co. 3.150%, 03/15/23 (d)	604,000	599,485
5.300%, 10/01/41	315,000	336,520
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	385,964
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,151,793
Nevada Power Co. 6.650%, 04/01/36	360,000	475,365
7.125%, 03/15/19 (d)	200,000	222,354
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	284,000	282,765
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	416,853
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A) (d)	305,000	310,688
Northern States Power Co. 6.250%, 06/01/36	200,000	259,047
6.500%, 03/01/28	628,000	772,352
Ohio Power Co. 5.375%, 10/01/21	305,000	340,727
6.600%, 02/15/33	258,000	317,169
Pacific Gas & Electric Co. 4.000%, 12/01/46	204,000	201,188
4.250%, 05/15/21	782,000	832,589
6.050%, 03/01/34	1,200,000	1,501,762
PacifiCorp 3.600%, 04/01/24	315,000	327,605

Electric—(Continued)
PacifiCorp 5.500%, 01/15/19	500,000	536,092
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	295,177
4.125%, 06/15/44	208,000	210,802
Progress Energy, Inc. 7.000%, 10/30/31	200,000	259,298
PSEG Power LLC 2.450%, 11/15/18	568,000	571,992
4.300%, 11/15/23	201,000	207,757
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	394,015
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	277,266
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,086,073
6.625%, 11/15/37	600,000	764,083
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	686,499
Sierra Pacific Power Co. 3.375%, 08/15/23 (d)	556,000	569,220
South Carolina Electric & Gas Co. 4.500%, 06/01/64	173,000	170,542
Southern Co. (The) 2.150%, 09/01/19	855,000	855,103
Southern Power Co. 4.950%, 12/15/46 (d)	468,000	456,037
5.150%, 09/15/41	400,000	402,838
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	264,331
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	499,000	496,753
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	472,098
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	198,540
Virginia Electric & Power Co. 2.750%, 03/15/23	400,000	396,808
2.950%, 01/15/22	489,000	495,709
3.450%, 02/15/24	102,000	104,821
4.450%, 02/15/44	126,000	132,283
6.000%, 05/15/37	685,000	847,580

		42,212,034

Electronics—0.2%
Arrow Electronics, Inc. 3.000%, 03/01/18 (d)	49,000	49,558
6.000%, 04/01/20	536,000	580,802
6.875%, 06/01/18	300,000	318,828
7.500%, 01/15/27	1,100,000	1,308,881
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,750,322

		4,008,391

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.0%
Fluor Corp. 3.375%, 09/15/21 (d)	550,000	$564,111

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	650,000	707,359
Waste Management, Inc. 2.400%, 05/15/23	238,000	230,776
3.125%, 03/01/25	257,000	257,332
3.900%, 03/01/35 (d)	88,000	87,489

		1,282,956

Food—0.3%
Danone S.A. 2.589%, 11/02/23 (144A)	1,000,000	963,562
Kraft Heinz Foods Co. 3.950%, 07/15/25	260,000	263,389
6.125%, 08/23/18	700,000	746,184
6.875%, 01/26/39	731,000	918,394
Kroger Co. (The) 4.000%, 02/01/24	229,000	238,964
7.500%, 04/01/31	1,140,000	1,535,026
8.000%, 09/15/29	610,000	825,149
Tyson Foods, Inc. 3.950%, 08/15/24	1,456,000	1,483,364

		6,974,032

Forest Products & Paper—0.0%
International Paper Co. 3.000%, 02/15/27	429,000	404,735
7.300%, 11/15/39 (d)	350,000	445,976

		850,711

Gas—0.5%
Atmos Energy Corp. 4.125%, 10/15/44	450,000	447,583
4.150%, 01/15/43	460,000	448,056
8.500%, 03/15/19	200,000	227,420
CenterPoint Energy Resources Corp. 4.500%, 01/15/21 (d)	429,000	450,114
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	327,521
Korea Gas Corp. 1.875%, 07/18/21 (144A)	400,000	383,173
Nisource Finance Corp. 4.800%, 02/15/44	162,000	170,553
6.125%, 03/01/22 (d)	1,875,000	2,162,376
Sempra Energy 2.875%, 10/01/22	1,625,000	1,609,457
3.550%, 06/15/24 (d)	709,000	717,518
4.050%, 12/01/23	1,054,000	1,100,829
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	172,000	164,964
3.500%, 09/15/21	1,000,000	1,027,773

Gas—(Continued)
Southern Co. Gas Capital Corp. 3.950%, 10/01/46	212,000	196,167
4.400%, 06/01/43	375,000	370,807
6.000%, 10/01/34	1,000,000	1,160,149
Southwest Gas Corp. 3.800%, 09/29/46	332,000	297,961

		11,262,421

Healthcare-Products—0.2%
Abbott Laboratories 3.400%, 11/30/23	464,000	462,256
Becton Dickinson & Co. 2.675%, 12/15/19	127,000	128,856
3.734%, 12/15/24	85,000	86,923
Medtronic, Inc. 3.125%, 03/15/22	398,000	406,638
3.150%, 03/15/22	377,000	386,132
4.375%, 03/15/35	895,000	946,845
Stryker Corp. 4.100%, 04/01/43	600,000	560,133
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26 (d)	286,000	270,055
3.150%, 01/15/23	1,066,000	1,067,044
4.150%, 02/01/24	515,000	536,285

		4,851,167

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	269,000	264,967
4.250%, 06/15/36	167,000	167,442
6.625%, 06/15/36	297,000	377,840
Anthem, Inc. 2.300%, 07/15/18	751,000	755,909
3.500%, 08/15/24	1,035,000	1,032,062
4.650%, 08/15/44 (d)	324,000	327,981
5.950%, 12/15/34 (d)	272,000	310,617
Laboratory Corp. of America Holdings 3.200%, 02/01/22	682,000	687,665
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	198,796
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	138,088
4.750%, 01/30/20	400,000	426,962
Roche Holdings, Inc. 3.350%, 09/30/24 (144A)	660,000	675,595
Texas Health Resources 4.330%, 11/15/55	250,000	249,949
UnitedHealth Group, Inc. 2.875%, 03/15/23 (d)	250,000	250,858
4.625%, 07/15/35 (d)	320,000	348,812
5.800%, 03/15/36	375,000	456,334

		6,669,877

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	$1,177,232

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	586,567

Insurance—1.1%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,275,773
Allstate Corp. (The) 3.150%, 06/15/23	407,000	412,128
American International Group, Inc. 3.875%, 01/15/35	259,000	243,288
4.125%, 02/15/24	868,000	901,173
Aon plc 3.500%, 06/14/24	935,000	937,856
Arch Capital Finance LLC 5.031%, 12/15/46	306,000	320,806
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	858,533
Berkshire Hathaway, Inc. 3.000%, 02/11/23	1,000,000	1,011,791
3.400%, 01/31/22	627,000	654,408
Chubb INA Holdings, Inc. 2.700%, 03/13/23	400,000	395,802
2.875%, 11/03/22	260,000	262,127
3.150%, 03/15/25 (d)	131,000	130,530
3.350%, 05/15/24	435,000	443,175
CNA Financial Corp. 6.950%, 01/15/18	550,000	577,779
7.350%, 11/15/19	500,000	567,062
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 07/24/26 (144A) (a)	759,000	705,870
Jackson National Life Global Funding 3.050%, 04/29/26 (144A)	300,000	287,401
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	700,000	763,780
Liberty Mutual Insurance Co. 7.875%, 10/15/26 (144A)	500,000	605,686
8.500%, 05/15/25 (144A)	300,000	367,987
Lincoln National Corp. 4.200%, 03/15/22	350,000	370,458
6.250%, 02/15/20	800,000	883,534
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	453,398
3.500%, 03/10/25	621,000	625,230
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	818,230
7.625%, 11/15/23 (144A)	550,000	653,132
MassMutual Global Funding II 5.250%, 07/31/18 (144A)	880,000	925,622
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,392,730
New York Life Global Funding 1.550%, 11/02/18 (144A)	317,000	316,093

Insurance—(Continued)
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A) (d)	850,000	1,255,555
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	1,678,000	1,676,871
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	248,635
Progressive Corp. (The) 2.450%, 01/15/27 (d)	600,000	558,384
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,816,401
Reliance Standard Life Global Funding II 2.500%, 01/15/20 (144A)	240,000	238,544
3.050%, 01/20/21 (144A) (d)	149,000	150,186
Voya Financial, Inc. 3.650%, 06/15/26 (d)	150,000	146,666
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,074,990

		26,327,614

Internet—0.2%
Amazon.com, Inc. 3.800%, 12/05/24 (d)	1,020,000	1,071,846
4.800%, 12/05/34	815,000	897,038
eBay, Inc. 2.600%, 07/15/22 (d)	1,990,000	1,928,853
4.000%, 07/15/42	700,000	584,285

		4,482,022

Iron/Steel—0.0%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,102,722

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 2.750%, 08/20/21	360,000	361,922
3.250%, 12/01/24 (d)	393,000	396,885
3.750%, 11/24/23 (d)	769,000	807,773
7.150%, 02/15/19	1,000,000	1,107,139

		2,673,719

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	600,000	873,622
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	126,626
3.800%, 12/15/26	188,000	189,449
Xylem, Inc. 3.250%, 11/01/26	118,000	114,584
4.375%, 11/01/46 (d)	160,000	157,612

		1,461,893

Media—1.1%
21st Century Fox America, Inc.
3.700%, 10/15/25 (d)	700,000	708,508

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
21st Century Fox America, Inc. 4.750%, 11/15/46 (144A) (d)	500,000	$501,492
6.550%, 03/15/33	370,000	449,142
6.900%, 03/01/19	900,000	988,501
CBS Corp. 3.700%, 08/15/24	874,000	880,390
4.850%, 07/01/42	255,000	249,619
4.900%, 08/15/44	135,000	135,134
5.900%, 10/15/40	125,000	140,378
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	674,000	704,351
6.384%, 10/23/35	275,000	314,004
6.834%, 10/23/55	400,000	468,929
Comcast Corp. 4.200%, 08/15/34	556,000	567,940
4.250%, 01/15/33	1,880,000	1,956,450
6.500%, 11/15/35	308,000	394,418
COX Communications, Inc. 2.950%, 06/30/23 (144A)	690,000	649,348
3.250%, 12/15/22 (144A) (d)	1,010,000	983,825
4.800%, 02/01/35 (144A) (d)	1,100,000	1,024,624
Discovery Communications LLC 3.300%, 05/15/22	625,000	622,900
4.375%, 06/15/21	1,240,000	1,307,465
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	198,477
Historic TW, Inc. 6.625%, 05/15/29	113,000	138,198
9.150%, 02/01/23	450,000	577,102
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,000,000	1,003,612
NBCUniversal Media LLC 2.875%, 01/15/23 (d)	1,000,000	997,653
Sky plc 3.750%, 09/16/24 (144A)	431,000	432,368
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,059,351
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,339,877
5.850%, 04/15/40	100,000	109,820
Time Warner Cable LLC 8.250%, 04/01/19	1,300,000	1,460,810
Time Warner, Inc. 3.550%, 06/01/24	1,400,000	1,388,615
4.000%, 01/15/22 (d)	1,570,000	1,630,002
Viacom, Inc. 3.250%, 03/15/23 (d)	222,000	212,931
3.875%, 04/01/24 (d)	380,000	368,798
4.850%, 12/15/34 (d)	420,000	374,418
6.875%, 04/30/36	348,000	379,476
Walt Disney Co. (The) 1.850%, 07/30/26	156,000	140,446

Media—(Continued)
Walt Disney Co. (The) 3.000%, 07/30/46	60,000	51,028

		25,910,400

Mining—0.2%
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	437,000	439,449
2.875%, 02/24/22	200,000	201,618
3.850%, 09/30/23 (d)	1,000,000	1,058,339
5.000%, 09/30/43 (d)	414,000	462,421
Freeport-McMoRan, Inc. 3.550%, 03/01/22	650,000	604,500
5.400%, 11/14/34 (d)	497,000	417,480
Placer Dome, Inc. 6.450%, 10/15/35	700,000	735,789
Rio Tinto Finance USA plc 3.500%, 03/22/22	222,000	229,644

		4,149,240

Miscellaneous Manufacturing—0.3%
Eaton Corp. 6.950%, 03/20/19	282,000	310,676
General Electric Co. 3.100%, 01/09/23	287,000	290,868
3.375%, 03/11/24	393,000	403,937
4.375%, 09/16/20	1,060,000	1,139,342
5.500%, 01/08/20	616,000	674,949
6.000%, 08/07/19	673,000	743,574
6.750%, 03/15/32	516,000	686,862
Illinois Tool Works, Inc. 1.950%, 03/01/19	252,000	253,300
Ingersoll-Rand Global Holding Co., Ltd. 2.875%, 01/15/19	400,000	407,162
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	320,709
Parker-Hannifin Corp. 3.300%, 11/21/24	143,000	144,813
4.450%, 11/21/44 (d)	333,000	351,754
Siemens Financieringsmaatschappij NV 3.300%, 09/15/46 (144A)	350,000	304,733
6.125%, 08/17/26 (144A)	800,000	982,391

		7,015,070

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,503,768

Office/Business Equipment—0.0%
Xerox Corp. 6.750%, 02/01/17	800,000	802,890

Oil & Gas—1.9%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	1,024,481

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Anadarko Holding Co. 7.150%, 05/15/28	949,000	$1,150,022
Anadarko Petroleum Corp. 8.700%, 03/15/19 (d)	1,600,000	1,818,347
Apache Corp. 3.250%, 04/15/22	870,000	883,667
5.100%, 09/01/40	650,000	680,018
BP Capital Markets plc 1.375%, 11/06/17	500,000	499,716
1.375%, 05/10/18	518,000	516,401
3.017%, 01/16/27 (d)	105,000	101,332
3.245%, 05/06/22	1,475,000	1,506,171
3.535%, 11/04/24 (d)	300,000	304,484
3.814%, 02/10/24	650,000	675,262
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	500,000	498,792
3.900%, 02/01/25 (d)	512,000	513,513
5.850%, 02/01/35	150,000	159,649
6.250%, 03/15/38	200,000	227,533
Cenovus Energy, Inc. 3.000%, 08/15/22 (d)	660,000	638,073
6.750%, 11/15/39	600,000	668,982
Chevron Corp. 2.100%, 05/16/21 (d)	500,000	495,713
2.355%, 12/05/22	690,000	677,138
3.191%, 06/24/23 (d)	425,000	435,317
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	848,000	818,490
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	391,419
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	880,291
Devon Energy Corp. 4.000%, 07/15/21 (d)	300,000	310,019
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	779,000	553,347
Ecopetrol S.A. 4.125%, 01/16/25 (d)	433,000	405,504
5.875%, 09/18/23	282,000	298,497
EOG Resources, Inc. 4.100%, 02/01/21	880,000	927,402
5.100%, 01/15/36 (d)	314,000	341,549
Exxon Mobil Corp. 2.397%, 03/06/22 (d)	523,000	520,325
2.726%, 03/01/23	422,000	423,436
4.114%, 03/01/46 (d)	440,000	450,681
Korea National Oil Corp. 3.125%, 04/03/17 (144A)	426,000	427,605
Marathon Oil Corp. 2.800%, 11/01/22 (d)	900,000	860,635
6.600%, 10/01/37 (d)	200,000	218,565
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	366,399
Nabors Industries, Inc. 4.625%, 09/15/21 (d)	1,975,000	2,007,627
5.000%, 09/15/20 (d)	300,000	308,250

Oil & Gas—(Continued)
Noble Energy, Inc. 4.150%, 12/15/21 (d)	500,000	520,343
5.050%, 11/15/44	360,000	361,061
5.625%, 05/01/21	218,000	227,435
Noble Holding International, Ltd. 5.250%, 03/16/18 (d)	48,000	47,880
Occidental Petroleum Corp. 3.000%, 02/15/27 (d)	350,000	338,651
Petro-Canada 5.950%, 05/15/35	210,000	247,115
9.250%, 10/15/21	243,000	300,463
Petroleos Mexicanos 4.250%, 01/15/25	326,000	299,724
4.500%, 01/23/26	1,169,000	1,064,959
4.625%, 09/21/23 (144A)	800,000	778,240
4.875%, 01/18/24 (d)	317,000	307,366
5.625%, 01/23/46	738,000	612,540
6.375%, 01/23/45	918,000	835,380
6.500%, 03/13/27 (144A)	742,000	765,373
6.750%, 09/21/47 (144A)	716,000	676,477
Shell International Finance B.V. 2.875%, 05/10/26 (d)	1,509,000	1,458,889
3.400%, 08/12/23	420,000	430,997
3.750%, 09/12/46 (d)	806,000	741,637
4.000%, 05/10/46	1,585,000	1,515,671
4.300%, 09/22/19	800,000	848,670
6.375%, 12/15/38	600,000	773,750
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,303,631
Statoil ASA 1.150%, 05/15/18	389,000	386,609
2.650%, 01/15/24 (d)	393,000	385,762
3.250%, 11/10/24	399,000	404,416
6.700%, 01/15/18	180,000	189,543
7.250%, 09/23/27 (d)	1,040,000	1,387,732
Suncor Energy, Inc. 3.600%, 12/01/24	678,000	694,770
5.950%, 12/01/34	268,000	316,426
6.100%, 06/01/18	1,070,000	1,132,846
Tosco Corp. 7.800%, 01/01/27	700,000	895,072
Total Capital International S.A. 2.700%, 01/25/23	815,000	806,545
3.700%, 01/15/24	654,000	682,863
Transocean, Inc. 4.250%, 10/15/17	700,000	707,000

		46,430,488

Oil & Gas Services—0.2%
Halliburton Co. 4.850%, 11/15/35	270,000	284,750
6.750%, 02/01/27	650,000	780,004
7.450%, 09/15/39	200,000	268,648
8.750%, 02/15/21	350,000	426,565

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Schlumberger Investment S.A. 2.400%, 08/01/22 (144A)	600,000	$589,016
3.300%, 09/14/21 (144A)	650,000	671,328
3.650%, 12/01/23	614,000	643,151

		3,663,462

Pharmaceuticals—0.7%
AbbVie, Inc. 2.850%, 05/14/23 (d)	605,000	586,897
2.900%, 11/06/22	200,000	197,550
3.200%, 11/06/22 (d)	556,000	556,366
3.600%, 05/14/25	1,182,000	1,170,757
4.300%, 05/14/36	27,000	25,729
4.500%, 05/14/35	1,240,000	1,218,333
Actavis Funding SCS 3.450%, 03/15/22 (d)	1,038,000	1,053,579
4.550%, 03/15/35	652,000	645,344
Allergan, Inc. 2.800%, 03/15/23	172,000	164,696
3.375%, 09/15/20 (d)	474,000	485,175
Baxalta, Inc. 5.250%, 06/23/45 (d)	89,000	95,000
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	423,000	423,749
3.375%, 10/08/24 (144A)	472,000	469,636
Cardinal Health, Inc. 3.750%, 09/15/25	150,000	154,924
Express Scripts Holding Co. 3.000%, 07/15/23	900,000	871,212
3.500%, 06/15/24 (d)	300,000	296,462
4.800%, 07/15/46	156,000	149,358
Forest Laboratories LLC 5.000%, 12/15/21 (144A)	1,504,000	1,626,099
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	90,993
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	839,443
Merck & Co., Inc.
2.350%, 02/10/22	343,000	340,596
2.800%, 05/18/23 (d)	625,000	627,419
3.700%, 02/10/45	60,000	57,213
Mylan NV 5.250%, 06/15/46 (144A)	223,000	205,671
Mylan, Inc. 3.125%, 01/15/23 (144A)	300,000	283,264
Novartis Capital Corp. 3.400%, 05/06/24	863,000	889,323
Pfizer, Inc. 3.000%, 06/15/23	1,100,000	1,119,406
3.000%, 12/15/26	450,000	444,240
Sanofi 1.250%, 04/10/18 (d)	157,000	156,698
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23 (d)	445,000	422,949

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	1,137,000	1,076,274
Teva Pharmaceutical Finance Netherlands III B.V. 4.100%, 10/01/46 (d)	60,000	51,412
Zoetis, Inc. 1.875%, 02/01/18	93,000	93,000
4.700%, 02/01/43	26,000	25,308

		16,914,075

Pipelines—1.1%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	273,261
Boardwalk Pipelines L.P. 4.950%, 12/15/24 (d)	833,000	855,299
5.950%, 06/01/26	191,000	207,471
Buckeye Partners L.P. 2.650%, 11/15/18	400,000	402,630
3.950%, 12/01/26	111,000	108,026
4.875%, 02/01/21	600,000	637,073
5.850%, 11/15/43	575,000	592,838
Enbridge, Inc. 5.500%, 12/01/46	350,000	374,507
Energy Transfer Partners L.P. 3.600%, 02/01/23	358,000	352,096
4.050%, 03/15/25	273,000	270,245
6.500%, 02/01/42	134,000	144,769
EnLink Midstream Partners L.P. 4.150%, 06/01/25	261,000	253,343
Enterprise Products Operating LLC 3.350%, 03/15/23	417,000	422,152
3.750%, 02/15/25	515,000	523,272
3.900%, 02/15/24	662,000	682,771
4.950%, 10/15/54	179,000	173,474
5.100%, 02/15/45	379,000	399,712
Gulf South Pipeline Co. L.P. 4.000%, 06/15/22	900,000	911,682
Magellan Midstream Partners L.P. 4.250%, 02/01/21	659,000	698,655
4.250%, 09/15/46 (d)	269,000	252,744
5.150%, 10/15/43	401,000	416,781
6.400%, 07/15/18	1,420,000	1,515,312
ONEOK Partners L.P. 3.200%, 09/15/18	145,000	148,165
3.375%, 10/01/22	44,000	44,184
4.900%, 03/15/25 (d)	1,000,000	1,072,620
5.000%, 09/15/23 (d)	96,000	104,465
6.650%, 10/01/36	950,000	1,077,692
Phillips 66 Partners L.P. 3.550%, 10/01/26	117,000	113,229
4.900%, 10/01/46	255,000	244,873
Plains All American Pipeline L.P. / PAA Finance Corp. 2.600%, 12/15/19 (d)	176,000	176,184
2.850%, 01/31/23	975,000	921,708

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Plains All American Pipeline L.P. / PAA Finance Corp. 3.600%, 11/01/24	900,000	$861,755
4.900%, 02/15/45 (d)	814,000	751,985
Spectra Energy Capital LLC 3.300%, 03/15/23	308,000	297,749
5.650%, 03/01/20	2,200,000	2,357,901
6.750%, 07/15/18	218,000	230,008
8.000%, 10/01/19	1,000,000	1,137,395
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	117,000	113,249
4.250%, 04/01/24	233,000	234,801
4.400%, 04/01/21 (d)	270,000	284,337
4.950%, 01/15/43	394,000	360,514
5.300%, 04/01/44	200,000	193,098
5.350%, 05/15/45	633,000	611,262
6.100%, 02/15/42 (d)	500,000	516,820
TransCanada PipeLines, Ltd. 2.500%, 08/01/22	350,000	341,783
3.750%, 10/16/23	910,000	941,790
7.125%, 01/15/19	490,000	537,807
7.250%, 08/15/38	200,000	269,995
Western Gas Partners L.P. 4.650%, 07/01/26 (d)	280,000	289,912
5.450%, 04/01/44	178,000	183,333
Williams Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	700,000	713,068

		25,599,795

Real Estate—0.0%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	595,287
ProLogis L.P. 3.750%, 11/01/25	89,000	91,196
4.250%, 08/15/23	114,000	121,017

		807,500

Real Estate Investment Trusts—0.7%
American Tower Corp. 2.250%, 01/15/22	500,000	478,935
3.375%, 10/15/26	287,000	271,700
3.500%, 01/31/23 (d)	790,000	792,390
AvalonBay Communities, Inc. 2.850%, 03/15/23	400,000	393,200
2.900%, 10/15/26 (d)	165,000	156,149
3.900%, 10/15/46 (d)	150,000	139,250
Boston Properties L.P. 2.750%, 10/01/26	300,000	274,298
3.800%, 02/01/24	500,000	507,103
3.850%, 02/01/23	800,000	820,848
Crown Castle International Corp. 2.250%, 09/01/21 (d)	385,000	372,467
4.875%, 04/15/22	450,000	479,160

Real Estate Investment Trusts—(Continued)
Duke Realty L.P. 4.375%, 06/15/22	1,128,000	1,202,117
Equity Commonwealth 5.875%, 09/15/20	800,000	854,911
ERP Operating L.P. 2.375%, 07/01/19 (d)	538,000	542,242
2.850%, 11/01/26 (d)	230,000	216,850
4.625%, 12/15/21	150,000	162,931
4.750%, 07/15/20	578,000	621,907
HCP, Inc. 3.400%, 02/01/25	303,000	289,917
3.875%, 08/15/24 (d)	1,240,000	1,239,381
4.250%, 11/15/23	746,000	766,059
Liberty Property L.P. 3.250%, 10/01/26	199,000	190,561
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	446,256
Realty Income Corp. 3.000%, 01/15/27 (d)	410,000	386,013
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	370,000	365,347
Simon Property Group L.P. 2.750%, 02/01/23	200,000	197,211
4.375%, 03/01/21	1,185,000	1,266,738
UDR, Inc. 2.950%, 09/01/26	233,000	217,941
Ventas Realty L.P. 3.500%, 02/01/25 (d)	197,000	193,952
3.750%, 05/01/24	147,000	148,789
Ventas Realty L.P. / Ventas Capital Corp. 4.250%, 03/01/22	500,000	528,589
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	960,000	964,800
Welltower, Inc. 4.000%, 06/01/25 (d)	300,000	306,597
4.500%, 01/15/24	1,024,000	1,081,936
5.250%, 01/15/22 (d)	600,000	660,961

		17,537,506

Retail—0.5%
Advance Auto Parts, Inc. 4.500%, 01/15/22 (d)	1,001,000	1,044,696
Bed Bath & Beyond, Inc. 4.915%, 08/01/34 (d)	1,479,000	1,479,785
CVS Health Corp. 2.125%, 06/01/21 (d)	509,000	499,097
5.300%, 12/05/43	303,000	343,325
CVS Pass-Through Trust 6.204%, 10/10/25 (144A)	709,795	782,154
Home Depot, Inc. (The) 2.125%, 09/15/26 (d)	193,000	178,025
2.625%, 06/01/22	700,000	703,373
3.500%, 09/15/56	134,000	117,297
3.750%, 02/15/24	586,000	616,928
4.200%, 04/01/43 (d)	207,000	213,282
4.400%, 03/15/45	143,000	152,394

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	$922,069
3.125%, 09/15/24	276,000	277,406
Macy’s Retail Holdings, Inc. 2.875%, 02/15/23 (d)	450,000	428,264
3.625%, 06/01/24 (d)	559,000	548,227
4.375%, 09/01/23	154,000	158,346
4.500%, 12/15/34	272,000	243,152
6.375%, 03/15/37	600,000	633,917
6.700%, 07/15/34	148,000	161,289
McDonald’s Corp. 4.700%, 12/09/35 (d)	84,000	88,865
6.300%, 10/15/37 (d)	152,000	190,970
Target Corp. 3.500%, 07/01/24	484,000	502,750
Wal-Mart Stores, Inc. 3.300%, 04/22/24	575,000	591,244
Walgreen Co. 4.400%, 09/15/42 (d)	200,000	193,086
Walgreens Boots Alliance, Inc. 3.100%, 06/01/23	897,000	891,072
4.500%, 11/18/34	349,000	351,182

		12,312,195

Savings & Loans—0.0%
Nationwide Building Society 2.450%, 07/27/21 (144A)	200,000	197,342
4.000%, 09/14/26 (144A)	449,000	427,789

		625,131

Semiconductors—0.1%
Analog Devices, Inc. 3.125%, 12/05/23 (d)	293,000	292,976
4.500%, 12/05/36 (d)	136,000	136,688
Intel Corp. 3.700%, 07/29/25 (d)	260,000	274,236
4.000%, 12/15/32 (d)	1,000,000	1,030,955

		1,734,855

Software—0.4%
Intuit, Inc. 5.750%, 03/15/17	967,000	975,579
Microsoft Corp. 2.400%, 08/08/26	400,000	377,879
3.500%, 02/12/35 (d)	296,000	284,924
3.625%, 12/15/23	711,000	748,856
3.950%, 08/08/56 (d)	180,000	170,007
4.000%, 02/12/55	310,000	293,192
Oracle Corp. 2.500%, 10/15/22	3,410,000	3,373,503
3.850%, 07/15/36 (d)	800,000	780,736
3.900%, 05/15/35	230,000	226,851
4.300%, 07/08/34 (d)	1,277,000	1,320,398

Software—(Continued)
Oracle Corp. 6.500%, 04/15/38	300,000	391,976

		8,943,901

Telecommunications—1.6%
America Movil S.A.B. de C.V. 3.125%, 07/16/22 (d)	1,600,000	1,575,531
AT&T, Inc. 3.000%, 06/30/22	671,000	658,660
3.600%, 02/17/23	4,290,000	4,326,551
3.800%, 03/15/22	2,632,000	2,698,166
3.875%, 08/15/21 (d)	170,000	175,516
3.950%, 01/15/25	213,000	213,369
4.450%, 04/01/24 (d)	227,000	236,633
4.500%, 05/15/35	1,000,000	966,166
4.550%, 03/09/49	149,000	134,587
4.750%, 05/15/46	296,000	280,436
5.350%, 09/01/40	726,000	745,600
6.150%, 09/15/34	415,000	451,521
6.300%, 01/15/38	200,000	227,308
6.350%, 03/15/40	530,000	603,860
6.375%, 03/01/41	300,000	345,484
Cisco Systems, Inc. 3.000%, 06/15/22	278,000	283,371
3.625%, 03/04/24	700,000	730,670
5.900%, 02/15/39 (d)	900,000	1,142,979
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	1,000,000	1,083,461
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	400,000	400,568
8.750%, 06/15/30	500,000	735,057
Orange S.A. 9.000%, 03/01/31	400,000	601,410
Qwest Corp. 6.875%, 09/15/33 (d)	587,000	560,474
Rogers Communications, Inc. 4.100%, 10/01/23 (d)	736,000	768,616
8.750%, 05/01/32	940,000	1,280,663
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,869,000	1,872,495
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	210,000	213,020
5.134%, 04/27/20	551,000	590,374
Verizon Communications, Inc. 2.625%, 02/21/20	1,152,000	1,163,052
3.000%, 11/01/21	1,500,000	1,510,936
3.450%, 03/15/21 (d)	534,000	551,303
4.400%, 11/01/34	963,000	950,468
4.500%, 09/15/20	534,000	571,440
4.522%, 09/15/48	369,000	353,839
4.672%, 03/15/55	339,000	318,358
4.862%, 08/21/46	1,516,000	1,536,154
5.012%, 08/21/54	204,000	202,931
5.050%, 03/15/34 (d)	1,124,000	1,183,612

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc. 5.150%, 09/15/23	3,741,000	$4,136,585
Vodafone Group plc 1.500%, 02/19/18	300,000	298,886
6.150%, 02/27/37	500,000	560,684

		37,240,794

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	300,000	306,365
7.950%, 08/15/30	1,185,000	1,685,412
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	1,038,605
Canadian Pacific Railway Co. 4.500%, 01/15/22	300,000	322,306
6.125%, 09/15/15	100,000	119,729
6.500%, 05/15/18	680,000	721,431
7.125%, 10/15/31	872,000	1,181,711
CSX Corp. 6.000%, 10/01/36	300,000	358,337
7.900%, 05/01/17	1,000,000	1,021,191
FedEx Corp.
3.900%, 02/01/35 (d)	382,000	366,807
4.100%, 04/15/43	100,000	93,393
Norfolk Southern Corp. 3.850%, 01/15/24	679,000	707,027
7.050%, 05/01/37	150,000	203,294
Ryder System, Inc. 2.450%, 09/03/19	555,000	558,075
3.500%, 06/01/17	485,000	489,103
Union Pacific Corp. 3.750%, 03/15/24	650,000	682,693

		9,855,479

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A) (d)	175,000	175,424
2.875%, 07/17/18 (144A)	80,000	81,033
3.375%, 02/01/22 (144A)	848,000	855,173
4.250%, 01/17/23 (144A)	948,000	984,592

		2,096,222

Water—0.1%
American Water Capital Corp. 3.400%, 03/01/25	319,000	326,449
3.850%, 03/01/24	1,130,000	1,190,676

		1,517,125

Total Corporate Bonds & Notes (Cost $606,474,399)		595,987,945

Asset-Backed Securities—8.5%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—2.1%
Ally Auto Receivables Trust 1.210%, 12/20/17	139,824	139,833
1.240%, 11/15/18	323,679	323,791
American Credit Acceptance Receivables Trust 1.430%, 08/12/19 (144A)	17,825	17,825
1.500%, 06/12/20 (144A)	2,401,139	2,399,718
1.700%, 11/12/20 (144A)	748,262	746,985
2.910%, 02/13/23 (144A)	977,000	968,888
4.260%, 08/12/22 (144A)	867,000	857,938
AmeriCredit Automobile Receivables Trust 1.420%, 10/08/19	1,987,144	1,988,595
1.600%, 11/09/20	274,000	273,500
Americredit Automobile Receivables Trust 1.830%, 12/08/21	750,000	742,811
Carfinance Capital Auto Trust 1.440%, 11/16/20 (144A)	887,842	887,783
1.750%, 06/15/21 (144A)	439,611	439,887
2.720%, 04/15/20 (144A)	343,321	345,350
2.750%, 11/15/18 (144A)	98,607	98,871
CarMax Auto Owner Trust 0.800%, 07/16/18	56,479	56,462
0.980%, 01/15/19	2,125,279	2,123,841
1.280%, 05/15/19	275,000	275,091
Carnow Auto Receivables Trust 2.260%, 05/15/19 (144A)	3,059,000	3,058,931
3.490%, 02/15/21 (144A)	1,550,000	1,549,796
CPS Auto Receivables Trust 1.110%, 11/15/18 (144A)	520,936	520,486
1.210%, 08/15/18 (144A)	27,594	27,582
1.310%, 02/15/19 (144A)	635,391	635,198
1.310%, 06/15/20 (144A)	272,154	271,232
1.490%, 04/15/19 (144A)	354,462	354,563
1.530%, 07/15/19 (144A)	345,789	345,895
1.820%, 09/15/20 (144A)	440,921	441,149
3.270%, 06/15/22 (144A)	1,050,000	1,049,545
3.770%, 08/17/20 (144A)	558,000	556,430
4.000%, 02/16/21 (144A)	223,000	222,303
4.350%, 11/16/20 (144A)	450,000	452,552
Credit Acceptance Auto Loan Trust 1.550%, 10/15/21 (144A)	232,569	232,558
Drive Auto Receivables Trust 2.560%, 06/15/20 (144A)	795,000	799,684
4.120%, 07/15/22 (144A)	1,177,000	1,196,941
4.180%, 03/15/24 (144A)	2,076,000	2,060,471
DT Auto Owner Trust 2.020%, 08/17/20 (144A)	618,000	615,640
3.770%, 10/17/22 (144A)	1,068,400	1,050,556
Exeter Automobile Receivables Trust 1.320%, 01/15/19 (144A)	59,474	59,450
2.210%, 07/15/20 (144A)	1,291,891	1,295,142
2.770%, 11/15/19 (144A)	556,000	557,317
2.840%, 08/16/21 (144A)	785,000	781,907
3.260%, 12/16/19 (144A)	335,000	336,868
First Investors Auto Owner Trust 1.530%, 11/16/20 (144A)	1,190,778	1,189,364
1.670%, 11/16/20 (144A)	222,724	222,822

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust 1.210%, 04/15/19 (144A)	80,061	$80,036
1.430%, 12/16/19 (144A)	396,027	395,975
1.630%, 06/15/20 (144A)	465,558	464,228
1.940%, 01/15/19 (144A)	26,883	26,884
2.550%, 02/18/20 (144A)	245,000	245,411
2.710%, 11/15/22 (144A)	1,195,000	1,173,974
2.840%, 11/16/20 (144A)	892,000	895,391
3.950%, 12/15/20 (144A)	440,000	440,718
Ford Credit Auto Owner Trust 0.900%, 10/15/18	277,579	277,480
GLS Auto Receivables Trust 2.730%, 10/15/20 (144A)	1,399,442	1,399,099
4.390%, 01/15/21 (144A)	540,000	538,838
GM Financial Automobile Leasing Trust 1.100%, 12/20/17	140,071	140,064
1.530%, 09/20/18	599,000	599,809
1.730%, 06/20/19	503,000	504,036
Honda Auto Receivables Owner Trust 0.770%, 03/19/18	583,507	583,017
1.040%, 02/18/20	613,557	613,556
Hyundai Auto Receivables Trust 0.750%, 09/17/18	84,632	84,605
0.900%, 12/17/18	1,884,215	1,882,753
Nissan Auto Receivables Owner Trust 1.110%, 05/15/19	261,423	261,227
OneMain Direct Auto Receivables Trust 2.040%, 01/15/21 (144A)	635,244	636,317
4.580%, 09/15/21 (144A)	533,000	536,245
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	1,939,368
Sierra Auto Receivables Securitization Trust 2.850%, 01/18/22 (144A)	529,062	532,711
Skopos Auto Receivables Trust 3.550%, 02/15/20 (144A)	196,753	197,298
Tidewater Auto Receivables Trust 1.850%, 12/15/18 (144A)	440,050	440,221
Westlake Automobile Receivables Trust 1.570%, 06/17/19 (144A)	1,557,000	1,558,363
2.460%, 01/18/22 (144A)	1,036,000	1,027,967
4.100%, 06/15/21 (144A)	500,000	502,005
World Omni Auto Receivables Trust 0.830%, 08/15/18	73,933	73,918
1.320%, 01/15/20	476,000	476,340

		51,099,405

Asset-Backed - Credit Card—0.2%
Continental Credit Card 4.560%, 01/15/23 (144A)	3,564,000	3,563,992

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust 1.506%, 02/25/35 (a)	363,003	357,303

Asset-Backed - Other—6.1%
AJAX Mortgage Loan Trust 4.125%, 10/25/56 (144A)	1,685,628	1,685,628
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	1,212,140	1,220,012
3.678%, 12/17/36 (144A)	96,511	98,670
4.201%, 12/17/36 (144A)	400,000	411,051
4.290%, 10/17/36 (144A)	300,000	310,151
4.596%, 12/17/36 (144A)	250,000	256,948
5.036%, 10/17/45 (144A)	1,900,000	1,980,950
5.639%, 04/17/52 (144A)	500,000	501,153
6.231%, 10/17/36 (144A)	650,000	678,826
6.418%, 12/17/36 (144A)	300,000	316,910
American Tower Trust I 1.551%, 03/15/43 (144A)	1,145,000	1,144,063
3.070%, 03/15/48 (144A)	1,920,000	1,902,951
AXIS Equipment Finance Receivables LLC 2.210%, 11/20/21 (144A)	2,165,518	2,156,886
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	959,034	949,935
BCC Funding XIII LLC 2.200%, 12/20/21 (144A)	1,701,000	1,692,235
Camillo 5.000%, 12/05/23	3,600,000	3,600,000
Carlyle Global Market Strategies Commodities Funding, Ltd. 2.780%, 10/15/21 (144A) (a) (g) (h)	1,148,904	862,137
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	1,027,953	1,000,736
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (g) (h)	1,078,519	115,725
Consumer Credit Origination Loan Trust 2.820%, 03/15/21 (144A)	102,106	102,170
Engs Commercial Finance Trust 2.630%, 02/22/22 (144A)	888,000	883,330
FirstKey Lending Trust 2.553%, 03/09/47 (144A)	2,051,390	2,041,430
3.417%, 03/09/47 (144A)	1,442,000	1,436,045
GLC II Trust 4.000%, 12/18/20 (144A)	195,655	191,996
GLC Trust 3.000%, 07/15/21 (144A)	537,921	530,390
GMAT Trust 6.967%, 11/25/43 (144A)	514,816	515,805
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	791,457	786,268
Green Tree Agency Advance Funding Trust I 2.380%, 10/15/48 (144A)	733,000	727,041
3.122%, 10/15/48 (144A)	1,067,000	1,059,318
HERO Funding Trust 3.080%, 09/20/42 (144A)	1,182,826	1,165,817
KGS-Alpha SBA COOF Trust 1.565%, 03/25/39 (144A) (a) (b)	6,641,684	308,216
3.045%, 04/25/40 (144A) (a) (b)	1,948,372	225,113
LendingClub Issuance Trust 3.000%, 01/17/23 (144A)	1,000,000	999,880
3.750%, 06/15/22 (144A)	915,179	919,717

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
LV Tower 52 Issuer LLC 5.500%, 07/15/19 (144A) (h)	1,325,185	$1,305,837
7.500%, 07/15/19 (144A) (h)	506,172	493,365
Marlette Funding Trust 3.060%, 01/17/23 (144A)	1,841,974	1,841,603
Murray Hill Marketplace Trust 4.190%, 11/25/22 (144A)	3,140,580	3,155,637
Nationstar HECM Loan Trust 2.013%, 08/25/26 (144A)	1,015,917	1,018,101
2.239%, 06/25/26 (144A)	631,150	633,320
2.883%, 11/25/25 (144A)	438,516	438,692
4.115%, 11/25/25 (144A)	786,000	786,246
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,720,000	1,699,595
New Residential Advance Receivables Trust Advance Receivables Backed Notes 3.020%, 10/15/49 (144A)	268,000	265,175
3.513%, 10/15/49 (144A)	625,000	618,469
NRPL Trust 3.875%, 11/01/54 (144A)	1,083,008	1,074,193
NRZ Advance Receivables Trust Advance Receivables Backed 2.751%, 06/15/49 (144A)	1,764,000	1,757,385
Ocwen Master Advance Receivables Trust 2.521%, 08/17/48 (144A)	3,612,000	3,597,768
3.064%, 08/17/48 (144A)	1,374,073	1,371,926
3.211%, 11/15/47 (144A)	2,934,000	2,933,385
3.607%, 08/17/48 (144A)	980,777	979,245
4.196%, 11/15/47 (144A)	487,000	487,187
4.246%, 08/17/48 (144A)	1,776,686	1,758,356
4.687%, 11/15/47 (144A)	1,000,000	1,007,500
OnDeck Asset Securitization Trust II LLC 4.210%, 05/17/20 (144A)	632,000	632,174
7.630%, 05/17/20 (144A)	285,000	288,046
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	1,103,970	1,104,025
2.470%, 09/18/24 (144A)	3,066,393	3,067,656
3.020%, 09/18/24 (144A)	1,864,000	1,863,246
3.190%, 03/18/26 (144A)	2,877,000	2,897,419
3.240%, 06/18/24 (144A)	321,000	322,295
3.660%, 02/20/29 (144A)	1,785,000	1,804,629
3.850%, 03/18/26 (144A)	450,000	450,370
5.670%, 03/20/28 (144A)	2,505,000	2,555,100
6.000%, 02/20/29 (144A)	1,000,000	1,025,998
Oportun Funding II LLC 3.690%, 07/08/21 (144A)	3,332,000	3,329,650
Oportun Funding IV LLC 4.850%, 11/08/21 (144A)	1,085,492	1,078,141
Oportun Funding LLC 3.280%, 11/08/21 (144A)	2,250,000	2,234,561
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	269,995	268,184
Progreso Receivables Funding III LLC 3.625%, 02/08/20 (144A)	2,648,000	2,635,589
5.500%, 02/08/20 (144A)	680,000	681,700

Asset-Backed - Other—(Continued)
Purchasing Power Funding LLC 1.000%, 02/27/19 (144A) (h)	2,265,000	2,265,000
4.750%, 12/15/19 (144A)	2,000,000	2,000,000
RBSHD Trust 7.685%, 10/25/47 (144A) (h)	917,709	917,891
Rice Park Financing Trust 4.625%, 10/31/41 (144A) (h)	5,600,000	5,582,416
Selene Non-Performing Loans LLC 2.981%, 05/25/54 (144A)	190,269	190,080
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A)	1,353,505	1,352,337
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	3,615,456	3,633,533
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	1,599,954	1,600,542
3.160%, 11/15/24 (144A)	2,305,000	2,323,210
3.450%, 12/15/22 (144A)	496,000	497,046
3.620%, 11/15/24 (144A)	725,000	725,214
SPS Servicer Advance Receivables Trust 2.530%, 11/16/48 (144A)	2,525,000	2,518,471
Sunset Mortgage Loan Co. LLC 3.721%, 11/16/44 (144A)	1,203,099	1,201,595
Trafigura Securitisation Finance plc 1.654%, 10/15/18 (144A) (a) (h)	3,188,000	3,180,306
Tricon American Homes Trust 2.589%, 11/17/33 (144A)	1,221,000	1,185,612
U.S. Residential Opportunity Fund Trust 3.475%, 07/27/36 (144A)	1,306,419	1,301,006
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/43 (144A)	2,116,734	2,113,743
3.375%, 10/26/54 (144A)	310,283	311,325
3.375%, 02/25/55 (144A)	1,040,445	1,042,954
3.375%, 08/27/57 (144A)	2,389,551	2,390,615
3.375%, 10/25/58 (144A)	1,251,134	1,249,381
3.500%, 09/25/46 (144A)	7,171,013	7,152,853
3.500%, 10/25/46 (144A)	2,272,492	2,267,279
3.500%, 02/25/55 (144A)	1,822,845	1,822,750
3.500%, 03/25/55 (144A)	1,464,020	1,468,230
3.625%, 10/25/57 (144A)	1,274,647	1,274,763
3.750%, 06/25/46 (144A)	1,285,989	1,286,571
3.844%, 06/25/46 (144A)	1,356,661	1,358,594
3.875%, 12/26/46 (144A)	2,390,000	2,390,000
3.875%, 04/25/55 (144A)	409,822	411,506
4.000%, 05/25/46 (144A)	502,390	503,302
4.250%, 09/25/43 (144A)	1,380,166	1,355,969
4.250%, 02/25/55 (144A)	498,459	488,618
Verizon Owner Trust 1.420%, 01/20/21 (144A)	250,000	248,260
VML LLC 3.875%, 04/27/54 (144A) (a)	432,978	431,905
Westgate Resorts LLC 2.250%, 08/20/25 (144A)	269,005	268,876

		146,551,024

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 1.556%, 12/27/22 (144A) (a)	438,692	$439,221
1.556%, 12/26/44 (144A) (a)	1,182,845	1,172,864

		1,612,085

Total Asset-Backed Securities (Cost $204,978,861)		203,183,809

Mortgage-Backed Securities—4.1%

Collateralized Mortgage Obligations—2.0%
Banc of America Funding Trust 2.930%, 05/20/34 (a)	1,308,032	1,319,492
Bear Stearns ALT-A Trust 1.396%, 07/25/34 (a)	2,165,531	2,124,176
Countrywide Alternative Loan Trust 1.436%, 08/25/34 (a)	439,254	436,672
Global Mortgage Securitization, Ltd. 1.076%, 11/25/32 (144A) (a)	718,435	666,253
HarborView Mortgage Loan Trust 3.027%, 05/19/34 (a)	1,456,214	1,461,831
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53 (144A) (h)	1,818,395	1,802,484
Impac CMB Trust 1.496%, 11/25/34 (a)	3,568,287	3,448,209
JPMorgan Mortgage Trust 3.180%, 08/25/34 (a)	262,095	262,583
MASTR Asset Securitization Trust 5.500%, 12/25/33	693,582	704,020
Merrill Lynch Mortgage Investors Trust 1.216%, 04/25/29 (a)	711,195	680,354
1.256%, 05/25/29 (a)	1,547,837	1,505,728
1.376%, 10/25/28 (a)	769,824	736,685
1.396%, 10/25/28 (a)	1,424,570	1,390,916
1.960%, 01/25/29 (a)	903,126	847,556
Sequoia Mortgage Trust 1.339%, 12/20/34 (a)	1,868,656	1,825,032
1.379%, 01/20/34 (a)	999,963	950,035
1.399%, 07/20/33 (a)	1,162,188	1,078,903
1.419%, 10/20/34 (a)	1,907,306	1,804,592
1.499%, 04/20/33 (a)	1,073,226	1,008,049
Springleaf Mortgage Loan Trust 1.780%, 12/25/65 (144A) (a)	1,978,501	1,971,032
1.870%, 09/25/57 (144A) (a)	796,425	795,704
3.520%, 12/25/65 (144A) (a)	2,177,000	2,183,689
3.790%, 09/25/57 (144A) (a)	1,274,000	1,271,092
4.480%, 12/25/65 (144A) (a)	3,000,000	3,007,729
Structured Adjustable Rate Mortgage Loan Trust 3.238%, 06/25/34 (a)	734,101	729,236
Structured Asset Mortgage Investments Trust 1.636%, 05/19/33 (a)	1,704,776	1,670,599
Structured Asset Mortgage Investments Trust II 1.436%, 01/19/34 (a)	1,607,647	1,547,580
1.436%, 03/19/34 (a)	1,787,367	1,723,079

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp. Mortgage Loan Trust 1.356%, 10/25/27 (a)	379,822	370,289
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 3.083%, 11/25/33 (a)	1,049,853	1,030,292
Thornburg Mortgage Securities Trust 1.396%, 09/25/43 (a)	912,753	878,070
2.632%, 04/25/45 (a)	2,840,890	2,847,720
2.670%, 12/25/44 (a)	1,209,234	1,195,912
Wells Fargo Mortgage-Backed Securities Trust 3.079%, 03/25/35 (a)	1,828,047	1,864,054

		47,139,647

Commercial Mortgage-Backed Securities—2.1%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	15,817	15,816
A10 Term Asset Financing LLC 1.720%, 04/15/33 (144A)	52,946	52,913
2.620%, 11/15/27 (144A)	547,817	545,561
3.020%, 04/15/33 (144A)	1,807,000	1,793,420
4.380%, 11/15/27 (144A)	425,000	421,699
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,143,859
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	1,804,908	1,835,987
5.648%, 04/10/49 (a)	1,000,000	1,002,863
5.889%, 07/10/44 (a)	21,783	21,753
BB-UBS Trust 2.892%, 06/05/30 (144A)	240,000	237,058
3.430%, 11/05/36 (144A)	2,950,000	2,985,383
Bear Stearns Commercial Mortgage Securities Trust 1.370%, 06/11/50 (144A) (a)	1,500,000	1,475,915
CGBAM Commercial Mortgage Trust 1.338%, 02/15/31 (144A) (a)	1,080,184	1,074,594
Citigroup Commercial Mortgage Trust 2.110%, 01/12/30 (144A)	521,943	522,895
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.219%, 07/10/45 (144A) (a) (b)	120,000,000	1,579,488
1.480%, 08/13/27 (144A) (a)	990,000	987,512
1.530%, 02/13/32 (144A) (a)	2,605,000	2,605,000
2.361%, 02/13/32 (144A) (a)	1,000,000	1,000,000
Commercial Mortgage Trust 2.987%, 04/12/35 (144A) (a)	1,871,000	1,865,314
4.353%, 08/10/30 (144A)	3,000,000	3,246,494
COOF Securitization Trust, Ltd. 3.121%, 06/25/40 (144A) (a) (b)	2,343,872	263,175
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	920,986
DBRR Trust 1.636%, 12/18/49 (144A) (a)	141,040	140,908
GS Mortgage Securities Corp. II 2.706%, 12/10/27 (144A)	264,951	268,066

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. Trust 2.318%, 01/10/30 (144A)	733,000	$736,159
3.551%, 04/10/34 (144A)	3,500,000	3,658,050
GS Mortgage Securities Trust 5.400%, 08/10/44 (144A) (a)	500,000	496,712
Hilton Mortgage Trust 1.604%, 07/15/29 (144A) (a)	570,000	567,559
JPMorgan Chase Commercial Mortgage Securities Trust 5.716%, 02/15/51	2,233,509	2,283,508
KGS-Alpha SBA COOF Trust 0.626%, 05/25/39 (144A) (a) (b)	7,348,243	130,891
0.858%, 08/25/38 (144A) (a) (b)	7,561,703	198,495
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	777,682
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	295,572	296,172
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,134,855
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	1,500,000	1,382,009
2.000%, 07/27/49 (144A)	253,168	251,720
NorthStar 5.534%, 08/25/29 (144A) (a)	346,479	349,944
RAIT Trust 1.954%, 12/15/31 (144A) (a)	49,834	49,536
2.504%, 12/15/31 (144A) (a)	1,489,836	1,480,827
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	527,058
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,278,397
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,412,908
3.808%, 12/13/29 (144A)	2,500,000	2,624,121
Wells Fargo Commercial Mortgage Trust 2.710%, 03/18/28 (144A) (a)	1,000,000	1,005,308
2.819%, 08/15/50	1,200,000	1,223,160
WF-RBS Commercial Mortgage Trust 4.207%, 03/15/45 (144A) (a)	300,000	273,297

		51,145,027

Total Mortgage-Backed Securities (Cost $98,244,631)		98,284,674

Foreign Government—1.0%

Electric—0.1%
Hydro-Quebec 8.050%, 07/07/24	1,100,000	1,446,205
9.400%, 02/01/21	845,000	1,053,094

		2,499,299

Provincial—0.0%
Province of Quebec Canada 7.125%, 02/09/24	200,000	250,272

Sovereign—0.9%
Colombia Government International Bonds 4.000%, 02/26/24 (d)	423,000	427,230
5.000%, 06/15/45 (d)	749,000	710,614
5.625%, 02/26/44 (d)	200,000	206,000
Israel Government AID Bonds
Zero Coupon, 11/01/24	6,960,000	5,564,457
Zero Coupon, 02/15/25	2,000,000	1,564,512
Zero Coupon, 08/15/25	2,500,000	1,931,967
Mexico Government International Bonds 3.500%, 01/21/21 (d)	2,948,000	2,995,168
3.600%, 01/30/25 (d)	537,000	517,668
4.000%, 10/02/23	1,374,000	1,377,298
4.125%, 01/21/26 (d)	389,000	385,888
4.350%, 01/15/47	228,000	195,510
4.600%, 01/23/46 (d)	222,000	199,245
5.550%, 01/21/45	737,000	753,582
5.750%, 10/12/10 (d)	500,000	461,250
Panama Government International Bond 4.000%, 09/22/24	323,000	328,653
Peruvian Government International Bond 5.625%, 11/18/50 (d)	73,000	82,673
Poland Government International Bond 4.000%, 01/22/24 (d)	930,000	951,165
South Africa Government International Bonds 5.375%, 07/24/44 (d)	1,077,000	1,059,768
5.875%, 09/16/25	384,000	409,709
Turkey Government International Bond 5.750%, 03/22/24	500,000	501,445

		20,623,802

Total Foreign Government (Cost $24,069,549)		23,373,373

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $8,695,028 on 01/03/17, collateralized by $8,795,000 U.S. Treasury Note at 2.000% due 08/31/21 with a value of $8,873,856.	8,694,999	8,694,999

Total Short-Term Investments (Cost $8,694,999)		8,694,999

Securities Lending Reinvestments(i)—8.7%

Certificates of Deposit—4.0%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (a)	2,000,000	1,999,590

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments(i)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Montreal London
Zero Coupon, 01/12/17	4,996,816	$4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (a)	4,000,000	4,003,385
Barclays New York 0.894%, 02/10/17 (a)	3,000,000	3,000,970
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,400,000	1,400,032
0.950%, 02/02/17	2,000,000	2,000,276
Cooperative Rabobank UA New York 1.278%, 10/13/17 (a)	500,000	500,113
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (a)	1,250,000	1,250,986
Credit Industriel et Commercial 1.245%, 04/05/17 (a)	500,000	500,270
Credit Suisse AG New York 1.335%, 04/03/17 (a)	500,000	500,110
1.364%, 04/11/17 (a)	1,100,000	1,100,240
1.364%, 05/12/17 (a)	4,000,000	4,000,416
DG Bank New York 0.940%, 01/12/17	750,000	750,040
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (a)	1,800,000	1,799,685
DZ Bank AG New York 1.010%, 02/27/17	5,000,000	5,001,445
ING Bank NV 1.265%, 04/18/17 (a)	1,500,000	1,502,750
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	1,000,000	1,000,120
KBC Brussells 1.050%, 01/27/17	4,500,000	4,500,855
Landesbank Hessen-Thüringen London
Zero Coupon, 01/24/17	3,192,657	3,198,624
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (a)	800,000	800,378
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	2,000,000	1,999,808
1.395%, 04/11/17 (a)	500,000	500,151
1.436%, 04/18/17 (a)	3,500,000	3,501,099
National Australia Bank London 1.034%, 05/02/17 (a)	3,000,000	3,002,832
1.182%, 11/09/17 (a)	1,500,000	1,496,280
National Bank of Canada 0.650%, 01/06/17	9,000,000	9,000,360
Natixis New York 0.900%, 02/17/17	2,000,000	2,000,256
Rabobank London 1.281%, 10/13/17 (a)	500,000	501,199
Royal Bank of Canada New York 1.145%, 04/04/17 (a)	500,000	499,872
1.281%, 10/13/17 (a)	1,000,000	1,000,775
Standard Chartered Bank New York 1.150%, 03/21/17	8,000,000	8,001,352

Certificates of Deposit—(Continued)
Sumitomo Bank New York 1.212%, 06/05/17 (a)	2,000,000	1,999,960
1.215%, 05/05/17 (a)	1,000,000	1,001,666
1.336%, 06/19/17 (a)	1,500,000	1,499,886
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (a)	500,000	500,255
1.395%, 04/12/17 (a)	500,000	500,570
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (a)	2,000,000	2,003,663
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (a)	2,500,000	2,499,637
1.351%, 04/26/17 (a)	2,000,000	2,000,236
1.364%, 04/10/17 (a)	1,000,000	1,000,387
Svenska Handelsbanken New York 1.266%, 05/18/17 (a)	2,500,000	2,500,435
UBS, Stamford 1.084%, 05/12/17 (a)	1,300,000	1,299,901
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (a)	1,700,000	1,700,476
1.264%, 10/26/17 (a)	1,700,000	1,701,161

		96,021,590

Commercial Paper—1.4%
ABN AMRO Funding USA 0.910%, 01/11/17	498,863	499,844
Atlantic Asset Securitization LLC 0.990%, 01/12/17	498,763	499,838
1.040%, 02/03/17	498,483	499,564
Barton Capital Corp. 1.160%, 03/28/17	2,991,300	2,992,212
Commonwealth Bank Australia 1.236%, 10/23/17 (a)	2,000,000	2,001,124
Den Norske ASA 1.206%, 04/27/17 (a)	2,400,000	2,400,127
Erste Abwicklungsanstalt 1.014%, 03/10/17 (a)	1,500,000	1,500,009
HSBC plc 1.216%, 04/25/17 (a)	3,800,000	3,799,837
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
National Australia Bank, Ltd. 1.288%, 12/06/17 (a)	1,500,000	1,500,003
Ridgefield Funding Co. LLC 1.000%, 01/03/17	498,750	499,971
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935
Starbird Funding Corp. 0.930%, 02/10/17	748,063	749,281
1.240%, 06/13/17 (a)	6,500,000	6,499,473
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	3,989,333	3,996,992
1.050%, 01/17/17	199,393	199,911

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments(i)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 1.232%, 10/20/17 (a)	2,500,000	$2,504,365

		34,740,989

Repurchase Agreements—2.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $1,073,472 on 01/03/17, collateralized by $2,148,717 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $1,094,887.	1,073,418	1,073,418
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $14,307,400 on 01/03/17, collateralized by various Common Stock with a value of $15,895,237.	14,300,000	14,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $4,016,773 on 03/03/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $2,000,226 on 01/03/17, collateralized by $1,978,710 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $2,041,034.	2,000,000	2,000,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $16,005,867 on 01/06/17, collateralized by $15,829,682 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $16,328,268.	16,000,000	16,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,512,808 on 04/03/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $15,001,000 on 01/03/17, collateralized by $26,936,465 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $15,301,020.	15,000,000	15,000,000

Repurchase Agreements—(Continued)
Natixis
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $10,001,653 on 01/03/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000

		64,873,418

Time Deposits—0.6%
Canadian Imperial Bank 0.520%, 01/03/17	5,000,000	5,000,000
OP Corporate Bank plc 1.010%, 01/04/17	1,600,000	1,600,000
1.200%, 01/23/17	2,000,000	2,000,000
Royal Bank of Canada London 0.700%, 01/04/17	2,000,000	2,000,000
Shinkin Central Bank 1.200%, 01/27/17	500,000	500,000
1.220%, 01/26/17	2,200,000	2,200,000

		13,300,000

Total Securities Lending Reinvestments (Cost $208,907,112)		208,935,997

Total Investments—108.3% (Cost $2,600,187,419) (j)		2,582,253,123
Other assets and liabilities (net)—(8.3)%		(198,190,446)

Net Assets—100.0%		$2,384,062,677

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $203,857,733 and the collateral received consisted of cash in the amount of $208,877,296. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent less than 0.05% of net assets.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $16,525,161, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2016
(j)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,621,599,768. The aggregate unrealized appreciation and depreciation of investments were $18,116,796 and $(57,463,441), respectively, resulting in net unrealized depreciation of $(39,346,645) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $336,878,670, which is 14.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Carlyle Global Market Strategies Commodities Funding, Ltd., 2.780%, 10/15/21	05/22/14	$1,148,904	$1,148,904	$862,137
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	115,725
Homeowner Assistance Program Reverse Mortgage Loan Trust, 4.000%, 05/26/53	05/03/13	1,818,395	1,792,564	1,802,484
LV Tower 52 Issuer LLC, 5.500%, 07/15/19	08/03/15	1,325,185	1,321,872	1,305,837
LV Tower 52 Issuer LLC, 7.500%, 07/15/19	08/03/15	506,172	504,906	493,365
Purchasing Power Funding LLC, 1.000%, 02/27/19	11/04/16	2,265,000	2,253,675	2,265,000
RBSHD Trust, 7.685%, 10/25/47	09/27/13	917,709	917,709	917,891
Rice Park Financing Trust 4.625%, 10/31/41	11/30/16	5,600,000	5,582,403	5,582,416
Trafigura Securitisation Finance plc, 1.654%, 10/15/18	10/23/14	3,188,000	3,188,000	3,180,306

				$16,525,161

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,443,792,326	$—	$1,443,792,326
Total Corporate Bonds & Notes*	—	595,987,945	—	595,987,945
Asset-Backed Securities
Asset-Backed - Automobile	—	51,099,405	—	51,099,405
Asset-Backed - Credit Card	—	3,563,992	—	3,563,992
Asset-Backed - Home Equity	—	357,303	—	357,303
Asset-Backed - Other	—	145,573,162	977,862	146,551,024
Asset-Backed - Student Loan	—	1,612,085	—	1,612,085
Total Asset-Backed Securities	—	202,205,947	977,862	203,183,809
Total Mortgage-Backed Securities*	—	98,284,674	—	98,284,674
Total Foreign Government*	—	23,373,373	—	23,373,373
Total Short-Term Investment*	—	8,694,999	—	8,694,999
Total Securities Lending Reinvestments*	—	208,935,997	—	208,935,997
Total Investments	$—	$2,581,275,261	$977,862	$2,582,253,123

Collateral for Securities Loaned (Liability)	$—	$(208,877,296)	$—	$(208,877,296)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Transfers from Level 2 to Level 3 in the amount of $2,567,114 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,582,253,123
Receivable for:
Fund shares sold	8,473
Principal paydowns	106,287
Interest	12,146,891
Prepaid expenses	6,796

Total Assets	2,594,521,570
Liabilities
Collateral for securities loaned	208,877,296
Payables for:
Fund shares redeemed	241,162
Accrued Expenses:
Management fees	843,468
Distribution and service fees	101,117
Deferred trustees’ fees	101,823
Other expenses	294,027

Total Liabilities	210,458,893

Net Assets	$2,384,062,677

Net Assets Consist of:
Paid in surplus	$2,394,679,942
Undistributed net investment income	63,097,448
Accumulated net realized loss	(55,780,417)
Unrealized depreciation on investments	(17,934,296)

Net Assets	$2,384,062,677

Net Assets
Class A	$1,905,163,662
Class B	478,899,015
Capital Shares Outstanding*
Class A	186,324,170
Class B	46,935,783
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.22
Class B	10.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,600,187,419.
(b)	Includes securities loaned at value of $203,857,733.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest (a)	$61,373,236
Securities lending income	213,463
Other income (b)	47,349

Total investment income	61,634,048
Expenses
Management fees	13,370,273
Administration fees	78,867
Custodian and accounting fees	210,504
Distribution and service fees—Class B	1,209,509
Audit and tax services	74,757
Legal	39,930
Trustees’ fees and expenses	45,228
Shareholder reporting	52,506
Insurance	17,582
Miscellaneous	27,334

Total expenses	15,126,490
Less management fee waiver	(3,160,246)

Net expenses	11,966,244

Net Investment Income	49,667,804

Net Realized and Unrealized Gain
Net realized gain on investments	1,086,507

Net change in unrealized appreciation on investments	9,523,435

Net realized and unrealized gain	10,609,942

Net Increase in Net Assets From Operations	$60,277,746

(a)	Net of foreign withholding taxes of $363.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$49,667,804	$54,449,625
Net realized gain	1,086,507	3,061,745
Net change in unrealized appreciation (depreciation)	9,523,435	(31,929,505)

Increase in net assets from operations	60,277,746	25,581,865

From Distributions to Shareholders
Net investment income
Class A	(59,039,421)	(59,272,338)
Class B	(13,478,311)	(11,593,407)

Total distributions	(72,517,732)	(70,865,745)

Decrease in net assets from capital share transactions	(93,382,340)	(724,498,492)

Total decrease in net assets	(105,622,326)	(769,782,372)

Net Assets
Beginning of period	2,489,685,003	3,259,467,375

End of period	$2,384,062,677	$2,489,685,003

Undistributed net investment income
End of period	$63,097,448	$71,822,638

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,072,844	$32,186,389	1,792,221	$18,999,971
Reinvestments	5,660,539	59,039,421	5,782,667	59,272,338
Redemptions	(17,804,315)	(185,705,960)	(76,552,119)	(799,765,188)

Net decrease	(9,070,932)	$(94,480,150)	(68,977,231)	$(721,492,879)

Class B
Sales	5,283,535	$55,365,059	5,422,555	$56,695,162
Reinvestments	1,293,504	13,478,311	1,132,169	11,593,407
Redemptions	(6,504,240)	(67,745,560)	(6,862,862)	(71,294,182)

Net increase (decrease)	72,799	$1,097,810	(308,138)	$(3,005,613)

Decrease derived from capital shares transactions		$(93,382,340)		$(724,498,492)

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
		Class A
		Year Ended December 31,
		2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period		$10.28	$10.47	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)		0.22	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investments		0.04	(0.13)	0.35	(0.41)

Total from investment operations		0.26	0.07	0.54	(0.29)

Less Distributions
Distributions from net investment income		(0.32)	(0.26)	(0.18)	(0.06)
Distributions from net realized capital gains		0.00	0.00	(0.06)	(0.04)

Total distributions		(0.32)	(0.26)	(0.24)	(0.10)

Net Asset Value, End of Period		$10.22	$10.28	$10.47	$10.17

Total Return (%) (c)		2.49	0.71	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)		0.57	0.57	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)		0.44	0.44	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)		2.09	1.93	1.82	1.62	(e)
Portfolio turnover rate (%)		18	9	10	68
Net assets, end of period (in millions)		$1,905.2	$2,008.9	$2,766.8	$1,942.6

	Class B
	Year Ended December 31,
	2016	2015	2014	2013(g)	2012
Net Asset Value, Beginning of Period	$10.26	$10.45	$10.15	$10.54	$10.36

Income (Loss) from Investment Operations
Net investment income (b)	0.19	0.18	0.16	0.12	0.22
Net realized and unrealized gain (loss) on investments	0.05	(0.13)	0.35	(0.44)	0.28

Total from investment operations	0.24	0.05	0.51	(0.32)	0.50

Less Distributions
Distributions from net investment income	(0.30)	(0.24)	(0.15)	(0.03)	(0.27)
Distributions from net realized capital gains	0.00	0.00	(0.06)	(0.04)	(0.05)

Total distributions	(0.30)	(0.24)	(0.21)	(0.07)	(0.32)

Net Asset Value, End of Period	$10.20	$10.26	$10.45	$10.15	$10.54

Total Return (%) (c)	2.23	0.48	5.09	(3.04)	4.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.59
Net ratio of expenses to average net assets (%) (f)	0.69	0.69	0.69	0.69	0.59
Ratio of net investment income to average net assets (%)	1.84	1.69	1.58	1.21	2.09
Portfolio turnover rate (%)	18	9	10	68	11
Net assets, end of period (in millions)	$478.9	$480.8	$492.7	$439.6	$480.9

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

MIST-33

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $8,694,999. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $64,873,418. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(70,451,667)	$—	$—	$—	$(70,451,667)
Foreign Government	(6,715,053)	—	—	—	(6,715,053)
U.S. Treasury & Government Agencies	(131,710,576)	—	—	—	(131,710,576)
Total	$(208,877,296)	$—	$—	$—	$(208,877,296)
Total Borrowings	$(208,877,296)	$—	$—	$—	$(208,877,296)
Gross amount of recognized liabilities for securities lending transactions					$(208,877,296)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$156,028,373	$282,162,535	$244,522,439	$281,138,119

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $13,370,273.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	All Assets

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$72,517,732	$70,865,745	$—	$—	$72,517,732	$70,865,745

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$63,199,270	$—	$(39,346,643)	$(34,368,070)	$(10,515,443)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no pre-enactment accumulted capital loss carryforwards and the post-enactment accumulated short-term capital losses were $2,362,970 and the post-enactment accumulated long-term capital losses were $32,005,100.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Core Bond Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Core Bond Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-42

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-43

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-44

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-45

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

The Board took into account that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2016, performed equally to the median of its Performance Universe for the three-year period ended June 30, 2016, and slightly underperformed the median for the since-inception (beginning when J.P. Morgan Investment Management Inc. began managing the Portfolio on February 28, 2013) period ended June 30, 2016. The Board considered that the Portfolio underperformed its Lipper Index for the three-year and since-inception periods ended June 30, 2016, and outperformed its Lipper Index for the one-year period ended June 30, 2016. The Board also considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three-, and since-inception periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-46

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-47

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-48

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-49

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-50

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 2.90%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 was characterized by broad negative investor sentiment. A number of factors such as slower U.S. growth, collapsing oil prices, and sudden currency devaluation in China resulted in broad risk-off positioning throughout the first half of the year. During the second half of the year many of these factors stabilized or improved leading to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks as represented by the S&P 500 Index advanced a very respectful 12.0% for the year but were dramatically outperformed by small-cap stocks, which rose 21.3% as measured by the Russell 2000 Index. The Bloomberg Barclays U.S. Aggregate Bond Index was up 2.7%, as fixed income did not fare as well in 2016 given rising interest rates as a result of higher expectations of growth and inflation.

In the first part of the year, concerns of recession and increased volatility caused the Federal Reserve (the “Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The British referendum on European Union membership ended with the surprising outcome of the U.K. deciding to leave. This event, also known as “Brexit,” forced markets to grapple with a new source of uncertainty in the global environment. Despite the initial selloff, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus towards the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current market expansion, the Fed raised the target for shorter-term interest rates by 0.25% to be between 0.50% and 0.75%. This move was anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts suggested three hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (the “ECB”) quantitative easing. Rates declined moderately in December on the ECB’s announcement to extend the purchase program, ending the quarter only modestly higher. The Bank of Japan kept its pledge to keep 10-year Japanese Government Bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the U.S. election as it approached. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. president on November 8. The pro-growth agenda proposed by President-elect Trump resulted in a significant post-election rally as equities, bond yields and the U.S. dollar all rose with the majority of the increase coming after the election. Production cuts from the Organization of the Petroleum Exporting Countries (OPEC) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in emerging market equities returning 12% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment-grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of risk and additional diversification benefits.

The Portfolio began the year at various levels of de-risking in commodities, emerging market equities, EAFE (Europe, Asia and the Far East) equities and fixed income. Negative momentum dissipated as U.S. dollar appreciation slowed and crude oil prices rebounded. By the end of the second quarter, SEM fully re-risked in fixed income and commodities, leaving EAFE and emerging market equities in de-risking mode. Within EAFE, European equities outside of the U.K. broadly demonstrated resilience post-Brexit, recovering from their June lows. Emerging market equities also rebounded in line with the stabilizing global economic picture. Negative momentum continued to dissipate in both asset classes during the third quarter and by the end of the quarter, all asset classes were fully re-risked. The pro-risk stance was maintained for much of the fourth quarter. After the U.S. election, U.S. interest rates began to rise steeply, which resulted in negative price momentum within fixed income. By year end, fixed income was fully de-risked and was the only asset class exhibiting negative price momentum. Overall, SEM activity detracted from performance for the year as holding higher cash allocations versus equities was a drag on performance. This was somewhat offset toward the end of the year when the signal had us shift away from fixed income as yields continued to move upward.

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Asset allocation decisions had an overall negative impact on the Portfolio over the period, primarily due to relative-value positioning within equities. The Portfolio’s higher exposure to EAFE relative to the benchmark hurt performance as international developed equities underperformed U.S. equities for the year. The Portfolio also had increased exposure to duration for a large portion of the year which also detracted. The overweight allocation to U.S. equities as well as commodities toward the end of the year added to Portfolio performance as the dollar rose and U.S. equities continued to outperform developed international and emerging market equities after a slow start to the year. Security selection decisions have had a muted impact on Portfolio performance for the year.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage portfolio characteristics. During 2016, the Portfolio utilized equity futures, Treasury futures and commodity futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

At the end of December, the Portfolio had an overweight equity allocation with a tilt towards developed market equities relative to emerging market equities. The Portfolio was fully de-risked in fixed income given negative momentum and a less constructive view of the asset class. Other allocations were generally in line with the Portfolio’s Strategic Asset Allocation with the exception of cash, which remains well above historical averages.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	2.90	5.87
Dow Jones Moderate Index	7.67	6.47

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Sectors

% of Net Assets
Financials	8.0
Information Technology	4.7
Consumer Discretionary	4.6
Health Care	4.2
Industrials	4.0

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	25.5
Convertible Bonds	20.0
U.S. Treasury & Government Agencies	0.2
Municipals	0.1
Foreign Government	0.1

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.7
Roche Holding AG	0.5
Enel S.p.A.	0.5
BNP Paribas S.A.	0.4
Mitsubishi UFJ Financial Group, Inc.	0.4

Top Fixed Income Issuers

% of Net Assets
NVIDIA Corp.	1.2
Siemens Financieringsmaatschappij NV	0.9
Intel Corp.	0.9
Novellus Systems, Inc.	0.9
Priceline Group, Inc. (The)	0.9

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.98%	$1,000.00	$994.60	$4.91
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.98

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—35.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus Group SE	46,338	$3,058,243
BAE Systems plc	113,061	821,069
General Dynamics Corp.	6,963	1,202,232
L3 Technologies, Inc.	2,641	401,722
Northrop Grumman Corp.	2,894	673,087
Safran S.A.	52,679	3,792,752
Textron, Inc.	2,750	133,540
Thales S.A.	49,084	4,755,939
United Technologies Corp.	8,709	954,681

		15,793,265

Air Freight & Logistics—0.1%
United Parcel Service, Inc. - Class B	1,912	219,191
Yamato Holdings Co., Ltd.	111,500	2,260,303

		2,479,494

Airlines—0.2%
Delta Air Lines, Inc.	13,368	657,572
Japan Airlines Co., Ltd.	91,200	2,661,318
United Continental Holdings, Inc. (a)	14,815	1,079,717

		4,398,607

Auto Components—0.3%
Bridgestone Corp.	68,200	2,453,298
Continental AG	13,318	2,592,540
Delphi Automotive plc	9,043	609,046
Lear Corp.	1,678	222,117

		5,877,001

Automobiles—1.4%
Astra International Tbk PT	2,015,500	1,232,575
Daimler AG	71,905	5,336,460
Ford Motor Co.	10,118	122,731
Fuji Heavy Industries, Ltd.	22,800	927,419
Geely Automobile Holdings, Ltd.	770,000	732,227
General Motors Co.	28,054	977,401
Honda Motor Co., Ltd.	64,400	1,874,887
Hyundai Motor Co.	13,860	1,665,181
Mahindra & Mahindra, Ltd. (GDR)	97,070	1,708,432
Mazda Motor Corp.	109,300	1,775,320
Renault S.A.	33,887	3,013,159
Suzuki Motor Corp.	162,600	5,707,729
Toyota Motor Corp.	40,100	2,341,017

		27,414,538

Banks—4.0%
Australia & New Zealand Banking Group, Ltd.	175,356	3,838,853
Banco Santander Chile (ADR)	32,060	701,152
Bank Central Asia Tbk PT	653,000	747,883
Bank of America Corp.	170,189	3,761,177
Bank Rakyat Indonesia Persero Tbk PT	1,227,600	1,064,568
BB&T Corp. (b)	6,296	296,038
BNP Paribas S.A.	131,385	8,369,408
Capitec Bank Holdings, Ltd.	10,650	539,366
Citigroup, Inc.	60,033	3,567,761

Banks—(Continued)
Credicorp, Ltd. (b)	6,700	1,057,662
Credit Agricole S.A.	196,707	2,438,696
Grupo Financiero Banorte S.A.B. de C.V. - Class O	117,300	577,739
HDFC Bank, Ltd. (ADR)	94,280	5,720,910
HSBC Holdings plc	297,900	2,408,708
Huntington Bancshares, Inc. (b)	8,748	115,649
ING Groep NV	556,625	7,833,341
Itau Unibanco Holding S.A. (ADR) (b)	161,000	1,655,080
KeyCorp	48,741	890,498
Mitsubishi UFJ Financial Group, Inc.	1,334,200	8,202,616
Mizuho Financial Group, Inc.	1,348,400	2,414,016
Nordea Bank AB	259,589	2,885,956
Public Bank Bhd	107,000	470,122
Regions Financial Corp.	20,622	296,132
Sberbank of Russia PJSC (ADR)	155,990	1,806,364
Siam Commercial Bank PCL (The)	275,600	1,173,650
Societe Generale S.A.	33,876	1,662,995
Sumitomo Mitsui Financial Group, Inc.	175,000	6,634,260
Sumitomo Mitsui Trust Holdings, Inc.	54,100	1,922,183
SunTrust Banks, Inc.	2,004	109,919
SVB Financial Group (a) (b)	1,668	286,329
Turkiye Garanti Bankasi A/S	216,435	467,903
Wells Fargo & Co.	74,074	4,082,218
Zions Bancorporation (b)	4,118	177,239

		78,176,391

Beverages—0.9%
Ambev S.A. (ADR) (b)	252,650	1,240,512
Anheuser-Busch InBev S.A.	43,073	4,548,811
Britvic plc	84,638	590,997
Coca-Cola Co. (The)	28,778	1,193,136
Constellation Brands, Inc. - Class A	7,877	1,207,623
Dr Pepper Snapple Group, Inc.	2,046	185,511
Molson Coors Brewing Co. - Class B	13,842	1,346,965
PepsiCo, Inc.	29,488	3,085,329
Pernod-Ricard S.A.	16,023	1,735,805
Suntory Beverage & Food, Ltd.	39,700	1,642,335
Tsingtao Brewery Co., Ltd. - Class H	166,000	625,249

		17,402,273

Biotechnology—0.6%
Alexion Pharmaceuticals, Inc. (a)	2,466	301,715
Biogen, Inc. (a)	5,595	1,586,630
BioMarin Pharmaceutical, Inc. (a)	1,101	91,207
Celgene Corp. (a)	14,914	1,726,295
Genmab A/S (a)	18,221	3,020,222
Gilead Sciences, Inc.	25,765	1,845,032
Shire plc	58,229	3,299,614
Vertex Pharmaceuticals, Inc. (a)	7,316	538,970

		12,409,685

Building Products—0.2%
Allegion plc	7,634	488,576
Daikin Industries, Ltd.	33,800	3,095,396

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Johnson Controls International plc	4,894	$201,584
Masco Corp.	18,290	578,330

		4,363,886

Capital Markets—0.9%
3i Group plc	373,404	3,243,761
Ameriprise Financial, Inc.	1,820	201,911
Bank of New York Mellon Corp. (The)	21,619	1,024,308
BlackRock, Inc.	1,978	752,708
Charles Schwab Corp. (The)	45,150	1,782,071
Goldman Sachs Group, Inc. (The)	733	175,517
Henderson Group plc	243,308	703,766
Intercontinental Exchange, Inc.	15,794	891,097
Morgan Stanley	50,713	2,142,624
Schroders plc	27,652	1,019,916
State Street Corp.	10,670	829,272
UBS Group AG	224,936	3,521,358

		16,288,309

Chemicals—0.6%
Asahi Kasei Corp.	175,000	1,523,564
Chr Hansen Holding A/S	49,369	2,730,875
Dow Chemical Co. (The)	12,685	725,835
E.I. du Pont de Nemours & Co.	22,202	1,629,627
Eastman Chemical Co.	15,577	1,171,546
Monsanto Co.	1,495	157,289
Mosaic Co. (The) (b)	28,967	849,602
Sumitomo Chemical Co., Ltd.	374,000	1,769,500

		10,557,838

Commercial Services & Supplies—0.0%
Rentokil Initial plc	285,809	781,847

Communications Equipment—0.1%
Cisco Systems, Inc.	26,523	801,525

Construction & Engineering—0.2%
Fluor Corp.	7,467	392,167
Kajima Corp.	397,000	2,740,697

		3,132,864

Construction Materials—0.1%
Martin Marietta Materials, Inc.	1,328	294,192
Siam Cement PCL (The)	61,300	849,047

		1,143,239

Consumer Finance—0.1%
Capital One Financial Corp.	13,823	1,205,919
Discover Financial Services	13,982	1,007,962

		2,213,881

Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	8,231	432,704
Sealed Air Corp.	6,909	313,254
WestRock Co.	8,434	428,194

		1,174,152

Diversified Financial Services—0.5%
Berkshire Hathaway, Inc. - Class B (a)	19,630	3,199,297
FirstRand, Ltd.	401,560	1,544,208
ORIX Corp.	211,600	3,278,217
Remgro, Ltd.	74,063	1,203,556
Voya Financial, Inc.	3,598	141,114

		9,366,392

Diversified Telecommunication Services—1.3%
AT&T, Inc.	57,531	2,446,794
BT Group plc	493,984	2,236,929
CenturyLink, Inc.	5,858	139,303
Deutsche Telekom AG	249,927	4,293,654
Nippon Telegraph & Telephone Corp.	194,800	8,188,573
Orange S.A (b) .	202,682	3,075,859
Telecom Italia S.p.A. (a)	3,934,931	3,464,603
Verizon Communications, Inc.	21,685	1,157,545

		25,003,260

Electric Utilities—1.0%
Edison International	14,569	1,048,822
Endesa S.A.	59,269	1,254,982
Enel S.p.A.	2,011,756	8,852,978
FirstEnergy Corp.	4,782	148,099
Iberdrola S.A.	459,445	3,012,815
NextEra Energy, Inc. (b)	13,891	1,659,419
PG&E Corp.	19,981	1,214,245
Pinnacle West Capital Corp. (b)	4,912	383,283
Xcel Energy, Inc.	18,806	765,404

		18,340,047

Electrical Equipment—0.2%
Eaton Corp. plc	18,149	1,217,616
Mitsubishi Electric Corp.	167,300	2,325,739

		3,543,355

Electronic Equipment, Instruments & Components—0.3%
Delta Electronics, Inc.	237,867	1,165,827
Keyence Corp.	5,600	3,837,001
TE Connectivity, Ltd.	19,361	1,341,330

		6,344,158

Energy Equipment & Services—0.3%
Halliburton Co.	8,812	476,641
Schlumberger, Ltd.	18,217	1,529,317
Technip S.A.	38,557	2,736,099

		4,742,057

Equity Real Estate Investment Trusts—0.7%
American Tower Corp.	951	100,502
AvalonBay Communities, Inc.	5,117	906,476
Brixmor Property Group, Inc.	5,024	122,686
Camden Property Trust	802	67,424
Equinix, Inc.	1,485	530,754
Essex Property Trust, Inc. (b)	898	208,785

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
First Real Estate Investment Trust	890,000	$776,459
Goodman Group	611,483	3,154,723
HCP, Inc.	11,215	333,310
Kimco Realty Corp.	16,997	427,644
Klepierre	82,607	3,244,557
Liberty Property Trust (b)	5,692	224,834
Lippo Malls Indonesia Retail Trust	3,206,600	817,654
Macerich Co. (The) (b)	633	44,842
Mapletree Logistics Trust	1,338,800	940,255
Prologis, Inc.	11,135	587,817
Public Storage	956	213,666
Regency Centers Corp.	2,441	168,307
Simon Property Group, Inc.	3,897	692,380
SL Green Realty Corp. (b)	2,883	310,067
Spirit Realty Capital, Inc.	8,907	96,730
STORE Capital Corp. (b)	9,226	227,974

		14,197,846

Food & Staples Retailing—0.8%
Bid Corp., Ltd.	75,189	1,335,165
Costco Wholesale Corp.	8,218	1,315,784
Distribuidora Internacional de Alimentacion S.A.	226,343	1,111,069
Koninklijke Ahold Delhaize NV	246,651	5,191,460
Kroger Co. (The) (b)	26,630	919,001
Magnit PJSC (GDR)	31,180	1,376,597
President Chain Store Corp.	154,000	1,101,583
Shoprite Holdings, Ltd.	62,850	784,259
Sun Art Retail Group, Ltd.	807,000	706,628
Wal-Mart de Mexico S.A.B. de C.V.	319,340	571,525
Wal-Mart Stores, Inc.	2,797	193,329
Walgreens Boots Alliance, Inc.	16,428	1,359,581

		15,965,981

Food Products—0.8%
Archer-Daniels-Midland Co.	3,896	177,852
Associated British Foods plc	69,268	2,341,008
J.M. Smucker Co. (The)	666	85,288
Kraft Heinz Co. (The)	7,232	631,498
Marine Harvest ASA (a)	299,406	5,399,083
Mondelez International, Inc. - Class A	39,653	1,757,817
Nestle S.A.	28,854	2,069,585
NH Foods, Ltd.	70,000	1,889,862
Tiger Brands, Ltd.	20,350	588,889
Tingyi Cayman Islands Holding Corp.	328,000	397,037

		15,337,919

Gas Utilities—0.1%
Enagas S.A.	37,562	953,265
Italgas S.p.A. (a)	201,780	793,965

		1,747,230

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	39,000	1,497,990
Becton Dickinson & Co.	1,249	206,772

Health Care Equipment & Supplies—(Continued)
Boston Scientific Corp. (a)	60,331	1,304,960
Cooper Cos., Inc. (The)	582	101,809
Danaher Corp.	4,588	357,130
Hoya Corp.	57,600	2,414,118
Zimmer Biomet Holdings, Inc. (b)	1,817	187,514

		6,070,293

Health Care Providers & Services—0.5%
Aetna, Inc.	10,549	1,308,181
Cigna Corp.	2,850	380,161
Fresenius SE & Co. KGaA	32,361	2,527,852
HCA Holdings, Inc. (a) (b)	1,455	107,699
Humana, Inc.	4,259	868,964
Laboratory Corp. of America Holdings (a)	1,044	134,029
McKesson Corp.	2,413	338,906
Quest Diagnostics, Inc. (b)	1,974	181,411
Spire Healthcare Group plc (144A)	248,514	1,032,281
UnitedHealth Group, Inc.	18,739	2,998,990

		9,878,474

Hotels, Restaurants & Leisure—0.4%
InterContinental Hotels Group plc	41,494	1,851,736
Oriental Land Co., Ltd.	35,100	1,981,543
Royal Caribbean Cruises, Ltd.	8,307	681,506
Sands China, Ltd.	259,600	1,116,481
Starbucks Corp.	25,896	1,437,746
Yum! Brands, Inc.	6,442	407,972

		7,476,984

Household Durables—0.2%
D.R. Horton, Inc. (b)	11,246	307,353
Haseko Corp.	137,200	1,388,677
Newell Brands, Inc.	2,506	111,893
PulteGroup, Inc. (b)	16,799	308,766
Taylor Wimpey plc	679,281	1,275,726
Toll Brothers, Inc. (a) (b)	3,590	111,290

		3,503,705

Household Products—0.3%
Kimberly-Clark Corp.	12,139	1,385,303
Procter & Gamble Co. (The)	25,569	2,149,841
Reckitt Benckiser Group plc	12,037	1,017,539
Unilever Indonesia Tbk PT	152,200	438,193

		4,990,876

Industrial Conglomerates—0.7%
Bidvest Group, Ltd. (The)	70,469	925,660
General Electric Co.	109,100	3,447,560
Honeywell International, Inc.	20,866	2,417,326
Jardine Matheson Holdings, Ltd.	28,300	1,561,114
KOC Holding A/S	106,110	414,909
Siemens AG	37,424	4,600,229

		13,366,798

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—1.7%
AIA Group, Ltd.	521,600	$2,919,012
Allianz SE	11,715	1,936,526
American International Group, Inc.	16,977	1,108,768
Arthur J. Gallagher & Co.	14,252	740,534
AXA S.A.	259,164	6,539,721
Chubb, Ltd.	12,370	1,634,324
Everest Re Group, Ltd. (b)	2,247	486,251
Hartford Financial Services Group, Inc. (The) (b)	4,453	212,185
Legal & General Group plc	464,277	1,414,084
Muenchener Rueckversicherungs-Gesellschaft AG	5,484	1,037,201
Prudential Financial, Inc.	11,944	1,242,893
Prudential plc	337,855	6,738,906
Sanlam, Ltd.	131,470	601,506
Sompo Holdings, Inc.	52,800	1,782,906
Swiss Re AG	13,248	1,255,128
Tokio Marine Holdings, Inc.	80,600	3,295,776
XL Group, Ltd.	11,352	422,975

		33,368,696

Internet & Direct Marketing Retail—0.2%
Amazon.com, Inc. (a)	4,843	3,631,620

Internet Software & Services—0.9%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	24,774	2,175,405
Alphabet, Inc. - Class A (a)	4,086	3,237,951
Alphabet, Inc. - Class C (a)	4,120	3,179,898
Baidu, Inc. (ADR) (a)	9,260	1,522,437
Facebook, Inc. - Class A (a)	34,762	3,999,368
Tencent Holdings, Ltd.	165,700	4,021,568

		18,136,627

IT Services—1.1%
Accenture plc - Class A	24,373	2,854,810
Atos SE	16,596	1,750,754
Cap Gemini S.A.	82,228	6,934,914
Cielo S.A.	110,256	940,975
Cognizant Technology Solutions Corp. - Class A (a)	5,353	299,929
Fidelity National Information Services, Inc.	13,778	1,042,168
Infosys, Ltd. (ADR)	163,680	2,427,374
International Business Machines Corp.	2,098	348,247
MasterCard, Inc. - Class A (b)	3,073	317,287
PayPal Holdings, Inc. (a)	12,626	498,348
Tata Consultancy Services, Ltd.	38,000	1,321,479
Vantiv, Inc. - Class A (a)	2,896	172,660
Visa, Inc. - Class A (b)	25,213	1,967,118
WEX, Inc. (a) (b)	3,957	441,601

		21,317,664

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	8,233	375,095
Illumina, Inc. (a) (b)	3,446	441,226
Thermo Fisher Scientific, Inc.	4,275	603,203

		1,419,524

Machinery—0.4%
Cummins, Inc.	3,541	483,949
Deere & Co.	1,951	201,031
DMG Mori Co., Ltd.	138,600	1,676,663
Fortive Corp. (b)	1,689	90,581
Ingersoll-Rand plc	5,954	446,788
PACCAR, Inc. (b)	16,477	1,052,880
Parker-Hannifin Corp. (b)	1,553	217,420
Pentair plc	1,989	111,523
Snap-on, Inc. (b)	4,038	691,588
Stanley Black & Decker, Inc.	9,646	1,106,300
Wartsila Oyj Abp	38,419	1,725,687
WEG S.A.	133,692	633,858

		8,438,268

Media—1.0%
CBS Corp. - Class B	1,908	121,387
Charter Communications, Inc. - Class A (a)	6,402	1,843,264
Comcast Corp. - Class A	37,774	2,608,295
Dentsu, Inc.	56,300	2,652,000
DISH Network Corp. - Class A (a)	9,182	531,913
Informa plc	383,851	3,214,641
RTL Group S.A. (Brussels Exchange)	5,438	395,984
Sirius XM Holdings, Inc. (b)	50,468	224,583
Time Warner, Inc.	13,991	1,350,551
Twenty-First Century Fox, Inc. - Class A	79,675	2,234,087
Walt Disney Co. (The)	8,168	851,269
WPP plc	176,097	3,936,771

		19,964,745

Metals & Mining—0.6%
Newmont Mining Corp.	5,497	187,283
Nippon Steel & Sumitomo Metal Corp.	110,400	2,455,598
Norsk Hydro ASA	802,112	3,828,976
Rio Tinto plc	96,387	3,670,477
United States Steel Corp.	2,044	67,473
Vale S.A. (ADR) (b)	96,410	664,265

		10,874,072

Multi-Utilities—0.2%
Ameren Corp. (b)	16,517	866,482
CMS Energy Corp. (b)	16,735	696,511
RWE AG (a)	183,197	2,278,291

		3,841,284

Multiline Retail—0.3%
Dollar General Corp. (b)	9,042	669,741
Izumi Co., Ltd.	37,600	1,616,281
Lojas Renner S.A.	117,700	834,137
Marui Group Co., Ltd.	121,900	1,775,925

		4,896,084

Oil, Gas & Consumable Fuels—1.7%
Anadarko Petroleum Corp.	14,071	981,171
Apache Corp.	2,382	151,186
Cabot Oil & Gas Corp.	15,482	361,660

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Cheniere Energy, Inc. (a) (b)	5,311	$220,035
Chevron Corp.	14,862	1,749,257
CNOOC, Ltd.	702,000	866,694
Concho Resources, Inc. (a)	3,546	470,200
Diamondback Energy, Inc. (a)	9,046	914,189
Eni S.p.A.	30,888	500,789
EOG Resources, Inc.	14,063	1,421,769
EQT Corp. (b)	9,055	592,197
Exxon Mobil Corp.	46,437	4,191,404
Kinder Morgan, Inc.	17,157	355,321
Lukoil PJSC (ADR)	30,110	1,689,773
Marathon Petroleum Corp.	6,069	305,574
Occidental Petroleum Corp.	8,630	614,715
Oil Search, Ltd.	358,608	1,851,515
Pioneer Natural Resources Co.	8,488	1,528,434
Royal Dutch Shell plc - A Shares	249,565	6,783,641
Snam S.p.A.	314,727	1,294,579
Total S.A.	73,553	3,754,714
Ultrapar Participacoes S.A.	62,950	1,306,912
Valero Energy Corp. (b)	5,113	349,320

		32,255,049

Paper & Forest Products—0.1%
UPM-Kymmene Oyj	91,359	2,238,928

Pharmaceuticals—2.6%
Allergan plc (a)	8,208	1,723,762
Aspen Pharmacare Holdings, Ltd.	36,000	742,862
Astellas Pharma, Inc.	306,100	4,242,912
AstraZeneca plc	75,557	4,097,704
Bayer AG	5,733	598,101
Bristol-Myers Squibb Co.	39,696	2,319,834
Eli Lilly & Co.	23,258	1,710,626
GlaxoSmithKline plc	359,939	6,873,813
Johnson & Johnson	16,561	1,907,993
Merck & Co., Inc.	20,360	1,198,593
Merck KGaA	38,514	4,019,352
Mylan NV (a) (b)	3,973	151,570
Novartis AG	37,045	2,694,603
Novo Nordisk A/S - Class B	32,340	1,161,637
Pfizer, Inc.	110,198	3,579,231
Roche Holding AG	39,897	9,090,659
Sanofi	44,100	3,566,626

		49,679,878

Professional Services—0.0%
Wolters Kluwer NV	18,141	656,046

Real Estate Management & Development—0.5%
Deutsche Wohnen AG	87,467	2,742,895
Mitsui Fudosan Co., Ltd.	129,000	2,976,722
Savills plc	18,083	155,714
TAG Immobilien AG	144,233	1,895,974
Vonovia SE	52,745	1,718,105

		9,489,410

Road & Rail—0.4%
Canadian Pacific Railway, Ltd. (b)	5,791	826,781
Central Japan Railway Co.	3,800	624,129
East Japan Railway Co.	21,500	1,854,638
Union Pacific Corp.	23,661	2,453,172
West Japan Railway Co.	31,600	1,936,432

		7,695,152

Semiconductors & Semiconductor Equipment—1.2%
Analog Devices, Inc.	21,107	1,532,790
Applied Materials, Inc.	6,370	205,560
ASML Holding NV	29,487	3,303,832
Broadcom, Ltd.	14,143	2,500,058
Infineon Technologies AG	163,842	2,839,685
KLA-Tencor Corp.	1,733	136,353
Lam Research Corp.	9,247	977,685
NVIDIA Corp. (b)	2,193	234,081
NXP Semiconductors NV (a)	3,040	297,950
ON Semiconductor Corp. (a) (b)	18,261	233,010
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	162,360	4,667,850
Texas Instruments, Inc.	22,370	1,632,339
Tokyo Electron, Ltd.	48,900	4,610,224

		23,171,417

Software—0.5%
Adobe Systems, Inc. (a)	20,658	2,126,741
Microsoft Corp.	109,680	6,815,515
Oracle Corp.	7,662	294,604
SAP SE	10,071	880,156
Workday, Inc. - Class A (a) (b)	3,750	247,838

		10,364,854

Specialty Retail—0.6%
AutoZone, Inc. (a) (b)	84	66,342
Best Buy Co., Inc. (b)	8,794	375,240
Dixons Carphone plc	574,227	2,503,385
Home Depot, Inc. (The)	19,799	2,654,650
Kingfisher plc	309,355	1,332,198
Lowe’s Cos., Inc.	25,356	1,803,319
Mr. Price Group, Ltd.	26,480	306,210
O’Reilly Automotive, Inc. (a) (b)	3,536	984,458
Ross Stores, Inc. (b)	4,561	299,202
Signet Jewelers, Ltd.	555	52,314
TJX Cos., Inc. (The)	25,291	1,900,113

		12,277,431

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	61,221	7,090,616
Hewlett Packard Enterprise Co.	19,538	452,109
HP, Inc.	58,015	860,943
Samsung Electronics Co., Ltd. (GDR)	4,610	3,443,670

		11,847,338

Textiles, Apparel & Luxury Goods—0.2%
adidas AG	14,193	2,243,073

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Kering (b)	8,103	$1,816,569
NIKE, Inc. - Class B	3,704	188,274
PVH Corp. (b)	872	78,689
Ralph Lauren Corp. (b)	1,180	106,578

		4,433,183

Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp., Ltd.	103,380	1,919,883

Tobacco—0.8%
Altria Group, Inc.	9,602	649,287
British American Tobacco plc	141,810	8,051,817
Imperial Brands plc	79,455	3,456,430
Japan Tobacco, Inc.	59,400	1,951,492
Philip Morris International, Inc.	11,946	1,092,939
Reynolds American, Inc.	18,924	1,060,501

		16,262,466

Trading Companies & Distributors—0.6%
Mitsubishi Corp.	300,100	6,376,893
Mitsui & Co., Ltd.	136,900	1,877,616
Sumitomo Corp.	61,800	725,985
Wolseley plc	52,065	3,180,869

		12,161,363

Transportation Infrastructure—0.0%
CCR S.A.	140,060	682,498

Wireless Telecommunication Services—0.4%
KDDI Corp.	83,000	2,095,576
Mobile TeleSystems PJSC (a)	42,700	179,898
Mobile TeleSystems PJSC (ADR)	29,850	271,933
MTN Group, Ltd.	104,690	956,249
NTT DoCoMo, Inc.	91,600	2,083,053
T-Mobile U.S., Inc. (a)	2,268	130,433
Vodafone Group plc	701,174	1,724,520

		7,441,662

Total Common Stocks (Cost $663,496,838)		692,749,312

Corporate Bonds & Notes—25.4%

Aerospace/Defense—0.4%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	279,000	275,658
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	388,219
Boeing Co. (The) 7.250%, 06/15/25	11,000	14,289
8.625%, 11/15/31	200,000	303,337
General Dynamics Corp. 1.875%, 08/15/23	195,000	185,386

Aerospace/Defense—(Continued)
Harris Corp. 2.700%, 04/27/20 (b)	70,000	69,923
3.832%, 04/27/25	445,000	452,061
5.054%, 04/27/45	285,000	300,908
L-3 Communications Corp. 3.850%, 12/15/26	136,000	135,186
Lockheed Martin Corp. 2.500%, 11/23/20	215,000	216,817
3.100%, 01/15/23	96,000	97,050
3.550%, 01/15/26	965,000	985,952
3.800%, 03/01/45	240,000	227,285
4.070%, 12/15/42	267,000	263,543
4.850%, 09/15/41	283,000	311,442
6.150%, 09/01/36	154,000	192,658
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	407,782
3.850%, 04/15/45 (b)	320,000	303,559
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	278,081
Raytheon Co. 3.150%, 12/15/24	91,000	92,636
United Technologies Corp. 4.150%, 05/15/45	260,000	262,597
5.400%, 05/01/35	525,000	614,354
5.700%, 04/15/40	250,000	305,596
6.700%, 08/01/28	233,000	303,342
8.875%, 11/15/19	41,000	48,664

		7,036,325

Agriculture—0.4%
Altria Group, Inc. 2.850%, 08/09/22 (b)	1,542,000	1,543,889
3.875%, 09/16/46	220,000	203,036
4.000%, 01/31/24	360,000	380,382
Archer-Daniels-Midland Co. 2.500%, 08/11/26	350,000	330,610
4.016%, 04/16/43	150,000	146,904
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	256,364
Bunge N.A. Finance L.P. 5.900%, 04/01/17	90,000	90,774
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	131,986
3.250%, 08/15/26 (b)	185,000	177,651
3.500%, 11/24/20	26,000	26,463
8.500%, 06/15/19	250,000	286,414
Cargill, Inc. 4.760%, 11/23/45 (144A)	399,000	428,153
7.350%, 03/06/19 (144A)	260,000	289,204
Imperial Brands Finance plc 3.750%, 07/21/22 (144A)	375,000	384,964
Philip Morris International, Inc. 2.125%, 05/10/23 (b)	190,000	181,163
3.250%, 11/10/24	695,000	699,713

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Philip Morris International, Inc. 4.250%, 11/10/44	450,000	$444,334
Reynolds American, Inc. 4.450%, 06/12/25 (b)	1,537,000	1,622,782

		7,624,786

Airlines—0.1%
Air Canada Pass-Through Trust 3.600%, 03/15/27 (144A)	580,947	578,769
American Airlines Pass-Through Trust 3.200%, 06/15/28	500,000	486,250
3.650%, 06/15/28	22,000	21,849
4.950%, 01/15/23	458,691	489,080
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	35,582	36,383
Delta Air Lines Pass-Through Trust 4.750%, 05/07/20	48,518	50,701
6.821%, 08/10/22	174,043	200,149
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	209,767	215,032
United Airlines Pass-Through Trust 3.100%, 07/07/28	232,000	223,880
3.450%, 07/07/28	490,000	476,525

		2,778,618

Auto Manufacturers—0.8%
American Honda Finance Corp. 2.125%, 10/10/18 (b)	425,000	428,324
2.300%, 09/09/26	110,000	102,674
BMW U.S. Capital LLC 1.850%, 09/15/21 (144A)	600,000	579,377
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	205,000	205,280
2.250%, 09/03/19 (144A)	160,000	160,098
2.250%, 03/02/20 (144A)	430,000	428,023
2.375%, 08/01/18 (144A)	665,000	670,004
2.450%, 05/18/20 (144A)	630,000	628,732
3.300%, 05/19/25 (144A)	290,000	287,190
8.500%, 01/18/31	115,000	173,207
Ford Motor Co. 5.291%, 12/08/46	390,000	395,066
6.375%, 02/01/29	500,000	570,336
6.625%, 02/15/28	250,000	287,353
9.980%, 02/15/47	400,000	589,276
Ford Motor Credit Co. LLC 1.684%, 09/08/17	217,000	216,649
2.145%, 01/09/18	795,000	796,151
3.200%, 01/15/21	655,000	655,956
3.664%, 09/08/24	785,000	765,969
4.134%, 08/04/25 (b)	440,000	440,529
4.375%, 08/06/23 (b)	415,000	428,280
4.389%, 01/08/26	200,000	202,695
5.750%, 02/01/21	300,000	328,974
General Motors Co. 5.200%, 04/01/45 (b)	280,000	269,895

Auto Manufacturers—(Continued)
General Motors Co. 6.600%, 04/01/36	642,000	733,810
General Motors Financial Co., Inc. 3.100%, 01/15/19	949,000	959,072
3.700%, 05/09/23	402,000	395,563
4.000%, 01/15/25	300,000	292,692
4.000%, 10/06/26 (b)	817,000	785,563
4.250%, 05/15/23	320,000	323,844
4.300%, 07/13/25 (b)	380,000	376,957
Nissan Motor Acceptance Corp. 1.492%, 03/03/17 (144A) (c)	176,000	176,156
1.800%, 03/15/18 (144A)	146,000	146,144
1.950%, 09/12/17 (144A)	200,000	200,574
PACCAR Financial Corp. 1.600%, 03/15/17	150,000	150,178
Toyota Motor Credit Corp. 1.375%, 01/10/18	200,000	199,747
1.550%, 10/18/19 (b)	300,000	296,369
2.625%, 01/10/23	400,000	396,145
4.250%, 01/11/21	150,000	161,097

		15,203,949

Banks—5.5%
ABN AMRO Bank NV 2.450%, 06/04/20 (144A)	280,000	278,448
2.500%, 10/30/18 (144A)	350,000	352,758
4.750%, 07/28/25 (144A)	200,000	202,352
4.800%, 04/18/26 (144A)	200,000	203,936
American Express Bank FSB 0.964%, 06/12/17 (c)	500,000	499,829
American Express Centurion Bank 6.000%, 09/13/17	250,000	257,729
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	635,000	643,068
Bank of America Corp. 2.503%, 10/21/22	1,300,000	1,257,265
2.625%, 10/19/20 (b)	1,775,000	1,776,014
3.300%, 01/11/23	205,000	205,685
3.875%, 08/01/25 (b)	675,000	686,361
3.950%, 04/21/25	1,610,000	1,602,737
4.000%, 04/01/24 (b)	486,000	501,231
4.125%, 01/22/24	826,000	858,421
4.250%, 10/22/26	142,000	143,719
4.450%, 03/03/26	647,000	666,758
5.000%, 01/21/44	550,000	602,301
6.400%, 08/28/17	275,000	283,433
6.875%, 04/25/18	800,000	850,328
7.625%, 06/01/19	250,000	280,929
Bank of America N.A. 5.300%, 03/15/17	1,400,000	1,410,843
Bank of Montreal 1.400%, 09/11/17	94,000	94,005
1.500%, 07/18/19	580,000	572,403
1.900%, 08/27/21	495,000	479,667
2.375%, 01/25/19	100,000	100,866

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Montreal 2.550%, 11/06/22	213,000	$210,402
Bank of New York Mellon Corp. (The) 2.050%, 05/03/21	375,000	368,063
2.200%, 08/16/23	225,000	214,669
2.500%, 04/15/21	596,000	596,663
2.600%, 08/17/20	570,000	574,150
3.550%, 09/23/21	352,000	366,596
4.600%, 01/15/20 (b)	200,000	213,682
4.625%, 09/20/26 (c)	841,000	771,466
4.950%, 06/20/20 (b) (c)	300,000	301,500
Bank of Nova Scotia (The) 1.875%, 09/20/21 (144A)	750,000	729,676
2.450%, 03/22/21	355,000	353,543
Barclays Bank plc 6.050%, 12/04/17 (144A)	460,000	475,220
Barclays plc 4.375%, 01/12/26	200,000	202,564
5.250%, 08/17/45	326,000	349,045
BB&T Corp. 2.150%, 03/22/17	350,000	350,487
2.450%, 01/15/20	139,000	140,089
3.950%, 03/22/22	175,000	183,329
BNP Paribas S.A. 2.700%, 08/20/18 (b)	262,000	265,409
BPCE S.A. 2.650%, 02/03/21	250,000	249,595
3.375%, 12/02/26	250,000	244,636
4.000%, 04/15/24	500,000	519,006
Branch Banking & Trust Co. 2.850%, 04/01/21	610,000	619,339
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	400,000	400,071
Capital One Financial Corp. 3.750%, 07/28/26	315,000	305,359
4.200%, 10/29/25	100,000	100,333
Capital One N.A. 1.500%, 03/22/18	500,000	497,784
Citigroup, Inc. 2.150%, 07/30/18	181,000	181,599
2.500%, 09/26/18 (b)	825,000	832,891
2.500%, 07/29/19 (b)	215,000	216,474
2.700%, 03/30/21	335,000	334,234
2.900%, 12/08/21	490,000	488,678
3.200%, 10/21/26	181,000	173,076
3.400%, 05/01/26	285,000	276,923
3.700%, 01/12/26	1,225,000	1,218,694
4.125%, 07/25/28 (b)	304,000	300,299
4.300%, 11/20/26	165,000	166,506
4.400%, 06/10/25	695,000	711,020
4.450%, 09/29/27	660,000	670,458
4.600%, 03/09/26	205,000	211,885
4.750%, 05/18/46	145,000	145,167
5.500%, 09/13/25	101,000	111,000
6.625%, 01/15/28	2,400,000	2,877,149

Banks—(Continued)
Comerica Bank 5.200%, 08/22/17	250,000	255,616
Comerica, Inc. 3.800%, 07/22/26	172,000	169,356
Commonwealth Bank of Australia 1.750%, 11/07/19 (144A) (b)	1,040,000	1,031,333
Cooperatieve Rabobank UA 2.250%, 01/14/20	465,000	464,953
3.750%, 07/21/26	340,000	333,284
3.875%, 02/08/22	350,000	369,535
4.375%, 08/04/25 (b)	477,000	489,463
4.625%, 12/01/23	500,000	526,045
Credit Agricole S.A. 2.375%, 07/01/21 (144A)	295,000	290,476
2.750%, 06/10/20 (144A)	330,000	330,775
Credit Suisse AG 1.750%, 01/29/18	975,000	973,065
3.625%, 09/09/24 (b)	1,780,000	1,791,892
Credit Suisse Group Funding Guernsey, Ltd. 3.450%, 04/16/21	440,000	442,777
4.550%, 04/17/26	250,000	259,644
4.875%, 05/15/45	250,000	256,619
Deutsche Bank AG 2.950%, 08/20/20 (b)	235,000	231,338
3.375%, 05/12/21 (b)	925,000	915,646
Discover Bank 3.100%, 06/04/20	895,000	905,727
3.200%, 08/09/21	295,000	296,728
4.250%, 03/13/26	250,000	254,681
Fifth Third Bancorp 8.250%, 03/01/38	50,000	69,502
Fifth Third Bank 3.850%, 03/15/26	590,000	593,731
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	795,000	772,390
2.375%, 01/22/18	1,230,000	1,237,312
2.600%, 04/23/20	631,000	631,661
2.625%, 01/31/19	604,000	610,494
2.625%, 04/25/21 (b)	1,080,000	1,072,158
2.750%, 09/15/20	625,000	627,700
3.500%, 01/23/25	656,000	647,275
3.625%, 01/22/23	630,000	643,490
3.750%, 05/22/25	530,000	531,379
3.850%, 07/08/24	362,000	369,526
4.250%, 10/21/25	27,000	27,428
4.750%, 10/21/45	190,000	200,572
5.150%, 05/22/45	865,000	909,686
5.250%, 07/27/21	800,000	876,792
5.375%, 03/15/20	510,000	553,343
5.950%, 01/18/18 (b)	490,000	510,454
6.125%, 02/15/33	1,000,000	1,208,625
HSBC Bank plc 1.500%, 05/15/18 (144A)	564,000	560,860
4.125%, 08/12/20 (144A)	2,525,000	2,650,099
HSBC Bank USA N.A. 4.875%, 08/24/20	500,000	530,062
5.875%, 11/01/34 (b)	1,500,000	1,746,346

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Holdings plc 3.900%, 05/25/26	206,000	$207,407
4.300%, 03/08/26 (b)	200,000	207,373
4.375%, 11/23/26	620,000	624,603
6.875%, 06/01/21 (b) (c)	642,000	677,310
HSBC USA, Inc. 1.625%, 01/16/18	300,000	299,475
2.750%, 08/07/20	610,000	611,211
Huntington Bancshares, Inc. 2.300%, 01/14/22	373,000	361,767
3.150%, 03/14/21	132,000	133,861
Huntington National Bank (The) 2.200%, 11/06/18	520,000	521,472
KeyBank N.A. 2.350%, 03/08/19	500,000	502,873
3.400%, 05/20/26 (b)	455,000	441,837
KeyCorp 5.100%, 03/24/21	200,000	218,707
Lloyds Bank plc 2.050%, 01/22/19	720,000	719,310
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	507,000	506,968
2.600%, 06/24/19 (144A)	115,000	115,802
4.000%, 07/29/25 (144A)	400,000	410,692
Mizuho Bank, Ltd. 2.450%, 04/16/19 (144A)	200,000	200,848
2.700%, 10/20/20 (144A) (b)	580,000	578,267
Morgan Stanley 1.875%, 01/05/18	650,000	650,968
2.375%, 07/23/19 (b)	375,000	376,068
2.500%, 04/21/21 (b)	1,080,000	1,068,258
2.625%, 11/17/21	870,000	859,527
2.650%, 01/27/20	15,000	15,071
2.800%, 06/16/20	715,000	720,852
3.700%, 10/23/24	315,000	318,752
3.750%, 02/25/23	333,000	342,039
3.875%, 04/29/24	495,000	507,657
3.950%, 04/23/27	530,000	524,652
4.000%, 07/23/25	465,000	476,633
4.300%, 01/27/45 (b)	160,000	159,451
4.350%, 09/08/26	1,235,000	1,265,564
5.500%, 01/26/20	100,000	108,413
5.625%, 09/23/19	1,100,000	1,192,356
6.250%, 08/09/26	875,000	1,045,679
MUFG Americas Holdings Corp. 3.000%, 02/10/25	145,000	139,205
MUFG Union Bank N.A. 2.250%, 05/06/19	415,000	415,653
2.625%, 09/26/18	400,000	404,372
National City Bank 5.800%, 06/07/17	500,000	508,999
National City Bank of Indiana 4.250%, 07/01/18	250,000	258,264
Northern Trust Corp. 3.375%, 08/23/21	500,000	519,911

Banks—(Continued)
PNC Bank N.A. 2.150%, 04/29/21	710,000	700,617
4.200%, 11/01/25	250,000	264,157
6.875%, 04/01/18	350,000	370,849
PNC Financial Services Group, Inc. (The) 4.850%, 06/01/23 (c)	320,000	307,264
Royal Bank of Canada 1.500%, 01/16/18	460,000	459,354
2.200%, 07/27/18	750,000	755,006
Santander UK Group Holdings plc 5.625%, 09/15/45 (144A)	260,000	254,868
Santander UK plc 2.500%, 03/14/19	1,123,000	1,129,558
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	445,000	444,217
2.375%, 11/20/18 (144A)	400,000	402,593
2.450%, 05/27/20 (144A)	535,000	532,869
2.625%, 11/17/20 (144A)	320,000	320,230
Standard Chartered plc 5.200%, 01/26/24 (144A)	350,000	361,763
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	227,723
State Street Corp. 2.550%, 08/18/20	71,000	71,716
3.100%, 05/15/23	90,000	89,824
3.300%, 12/16/24	136,000	137,339
3.700%, 11/20/23	369,000	384,155
5.250%, 09/15/20 (b) (c)	405,000	414,112
SunTrust Banks, Inc. 2.500%, 05/01/19	113,000	113,964
2.750%, 05/01/23	300,000	292,593
3.300%, 05/15/26	380,000	366,774
6.000%, 09/11/17	150,000	154,490
Svenska Handelsbanken AB 2.400%, 10/01/20	950,000	947,987
Toronto-Dominion Bank (The) 1.950%, 01/22/19	348,000	348,536
2.125%, 04/07/21	485,000	477,585
2.500%, 12/14/20	870,000	873,155
3.625%, 09/15/31 (c)	100,000	97,683
U.S. Bancorp 2.375%, 07/22/26	160,000	148,123
U.S. Bank N.A. 1.450%, 01/29/18	750,000	749,507
UBS AG 1.800%, 03/26/18	940,000	940,650
2.375%, 08/14/19	1,150,000	1,155,573
UBS Group Funding Jersey, Ltd. 2.650%, 02/01/22 (144A)	595,000	578,278
4.125%, 04/15/26 (144A)	365,000	373,294
Wachovia Corp. 6.605%, 10/01/25	222,000	259,273
Wells Fargo & Co. 2.100%, 07/26/21	300,000	291,917
2.500%, 03/04/21	750,000	744,442

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co. 2.550%, 12/07/20	320,000	$320,366
3.000%, 04/22/26	300,000	286,270
3.000%, 10/23/26	1,125,000	1,071,447
3.450%, 02/13/23	900,000	903,239
4.100%, 06/03/26	161,000	163,123
4.300%, 07/22/27	77,000	79,200
4.480%, 01/16/24 (b)	55,000	57,896
4.650%, 11/04/44	2,015,000	1,983,225
4.750%, 12/07/46	485,000	492,205
4.900%, 11/17/45	424,000	435,499
5.625%, 12/11/17	700,000	725,731
Westpac Banking Corp. 1.600%, 08/19/19 (b)	427,000	421,914
2.000%, 08/19/21	335,000	325,204
2.600%, 11/23/20	815,000	818,294
4.322%, 11/23/31 (c)	490,000	491,561
4.875%, 11/19/19	400,000	429,232

		106,264,224

Beverages—0.9%
Anheuser-Busch Cos. LLC 5.750%, 04/01/36 (b)	60,000	70,434
5.950%, 01/15/33	100,000	118,041
6.750%, 12/15/27	65,000	80,690
6.800%, 08/20/32	420,000	537,321
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	795,000	796,141
2.650%, 02/01/21	630,000	633,619
3.300%, 02/01/23	373,000	379,614
3.650%, 02/01/26	3,040,000	3,086,178
4.700%, 02/01/36	2,100,000	2,208,923
4.900%, 02/01/46	737,000	796,601
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	1,030,000	1,123,415
6.375%, 01/15/40	300,000	374,118
6.500%, 07/15/18	250,000	267,761
6.625%, 08/15/33	150,000	188,779
8.000%, 11/15/39	50,000	73,531
Brown-Forman Corp. 1.000%, 01/15/18	122,000	121,552
4.500%, 07/15/45	113,000	118,126
Coca-Cola Co. (The) 2.250%, 09/01/26 (b)	345,000	324,909
2.550%, 06/01/26	570,000	540,268
7.375%, 07/29/93	100,000	145,789
Coca-Cola Refreshments USA, Inc. 7.000%, 05/15/98	100,000	133,517
8.000%, 09/15/22	324,000	411,980
Diageo Capital plc 4.828%, 07/15/20	250,000	271,143
4.850%, 05/15/18	46,000	47,948
Diageo Investment Corp. 2.875%, 05/11/22	200,000	201,199
7.450%, 04/15/35	70,000	97,794

Beverages—(Continued)
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	91,358
2.550%, 09/15/26	163,000	150,946
Heineken NV 4.000%, 10/01/42 (144A)	575,000	533,693
Molson Coors Brewing Co. 3.000%, 07/15/26	285,000	269,414
4.200%, 07/15/46 (b)	65,000	60,601
PepsiCo, Inc. 3.100%, 07/17/22	741,000	761,245
3.450%, 10/06/46	860,000	783,449
4.450%, 04/14/46	94,000	100,117
4.500%, 01/15/20	276,000	296,988
5.500%, 01/15/40	150,000	180,106
Pernod Ricard S.A. 3.250%, 06/08/26 (144A)	500,000	479,764

		16,857,072

Biotechnology—0.5%
Amgen, Inc. 2.600%, 08/19/26	225,000	206,941
3.125%, 05/01/25	210,000	204,367
3.625%, 05/15/22	410,000	423,693
3.875%, 11/15/21	575,000	601,920
4.400%, 05/01/45	980,000	939,375
4.563%, 06/15/48 (144A) (b)	901,000	871,498
4.663%, 06/15/51 (144A)	265,000	254,694
Biogen, Inc. 2.900%, 09/15/20	207,000	209,640
5.200%, 09/15/45	265,000	283,589
Celgene Corp. 2.300%, 08/15/18	315,000	316,926
3.250%, 08/15/22	174,000	175,550
4.000%, 08/15/23 (b)	800,000	834,126
4.625%, 05/15/44	206,000	201,698
5.000%, 08/15/45	245,000	254,734
Gilead Sciences, Inc. 2.500%, 09/01/23	237,000	228,544
2.950%, 03/01/27 (b)	955,000	913,991
3.650%, 03/01/26	230,000	233,205
3.700%, 04/01/24 (b)	500,000	513,212
4.150%, 03/01/47	170,000	161,467
4.400%, 12/01/21	125,000	134,480
4.500%, 04/01/21 (b)	100,000	107,733
4.500%, 02/01/45	175,000	174,853
4.600%, 09/01/35 (b)	510,000	528,967
4.750%, 03/01/46	315,000	325,921

		9,101,124

Building Materials—0.1%
CRH America, Inc. 3.875%, 05/18/25 (144A)	334,000	340,091
Johnson Controls International plc 3.625%, 07/02/24 (d)	98,000	99,384
3.900%, 02/14/26 (b)	128,000	131,842

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Johnson Controls International plc 4.950%, 07/02/64 (d)	50,000	$46,628
Masco Corp. 3.500%, 04/01/21 (b)	170,000	170,425
4.375%, 04/01/26 (b)	205,000	207,050

		995,420

Chemicals—0.3%
Agrium, Inc. 3.375%, 03/15/25	390,000	377,771
Air Liquide Finance S.A. 1.750%, 09/27/21 (144A)	715,000	686,535
CF Industries, Inc. 3.400%, 12/01/21 (144A)	240,000	237,477
4.500%, 12/01/26 (144A)	240,000	235,894
5.375%, 03/15/44	225,000	185,695
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	82,037
4.125%, 11/15/21	27,000	28,529
8.550%, 05/15/19 (b)	45,000	51,574
E.I. du Pont de Nemours & Co. 6.500%, 01/15/28	40,000	48,675
LYB International Finance B.V. 4.875%, 03/15/44 (b)	435,000	450,480
Monsanto Co. 1.150%, 06/30/17	325,000	324,756
Mosaic Co. (The) 4.250%, 11/15/23 (b)	177,000	178,476
4.875%, 11/15/41	100,000	86,803
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	26,629
7.375%, 08/01/18	800,000	852,955
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36 (b)	400,000	440,327
PPG Industries, Inc. 3.600%, 11/15/20	155,000	160,599
Praxair, Inc. 2.200%, 08/15/22	30,000	29,310
2.450%, 02/15/22	300,000	297,761
Union Carbide Corp. 7.500%, 06/01/25	701,000	843,926
7.750%, 10/01/96	100,000	121,234
7.875%, 04/01/23	30,000	36,169

		5,783,612

Commercial Services—0.1%
California Institute of Technology 4.700%, 11/01/2111	165,000	155,984
Ecolab, Inc. 1.450%, 12/08/17	70,000	69,931
3.250%, 01/14/23	290,000	295,297
ERAC USA Finance LLC 3.300%, 10/15/22 (144A)	100,000	100,206
4.200%, 11/01/46 (144A)	255,000	233,025
6.700%, 06/01/34 (144A)	500,000	606,383

Commercial Services—(Continued)
President and Fellows of Harvard College 3.300%, 07/15/56	143,000	125,759
Total System Services, Inc. 3.750%, 06/01/23	45,000	44,694
University of Pennsylvania 4.674%, 09/01/2112	254,000	251,101

		1,882,380

Computers—0.5%
Apple, Inc. 1.131%, 05/03/18 (b) (c)	305,000	305,691
2.150%, 02/09/22	1,154,000	1,134,742
2.250%, 02/23/21	205,000	204,830
2.400%, 05/03/23	385,000	374,882
2.700%, 05/13/22 (b)	230,000	231,461
2.850%, 05/06/21	322,000	328,680
3.250%, 02/23/26	1,078,000	1,078,572
3.450%, 02/09/45	715,000	631,093
3.850%, 05/04/43	358,000	342,335
4.375%, 05/13/45	320,000	328,743
4.500%, 02/23/36	700,000	747,553
4.650%, 02/23/46	195,000	210,571
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 4.420%, 06/15/21 (144A)	540,000	558,762
5.450%, 06/15/23 (144A)	777,000	824,194
6.020%, 06/15/26 (144A)	725,000	785,390
8.350%, 07/15/46 (144A)	95,000	116,972
HP Enterprise Services LLC 7.450%, 10/15/29	138,000	164,226
International Business Machines Corp. 2.250%, 02/19/21	105,000	104,872
7.625%, 10/15/18	300,000	331,213

		8,804,782

Distribution/Wholesale—0.0%
WW Grainger, Inc. 3.750%, 05/15/46 (b)	103,000	96,463
4.600%, 06/15/45	157,000	168,090

		264,553

Diversified Financial Services—0.8%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.950%, 02/01/22	1,480,000	1,492,950
Air Lease Corp. 2.125%, 01/15/20	143,000	140,866
2.625%, 09/04/18	945,000	951,589
3.000%, 09/15/23 (b)	285,000	272,285
3.375%, 06/01/21 (b)	365,000	370,057
American Express Co. 1.550%, 05/22/18	158,000	157,693
3.625%, 12/05/24	475,000	476,969
7.000%, 03/19/18	250,000	265,673

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
BlackRock, Inc. 3.375%, 06/01/22	55,000	$57,021
3.500%, 03/18/24	45,000	46,606
6.250%, 09/15/17	250,000	258,790
Blackstone Holdings Finance Co. LLC 4.450%, 07/15/45 (144A)	66,000	60,305
5.875%, 03/15/21 (144A)	250,000	280,274
Capital One Bank USA N.A. 2.250%, 02/13/19	435,000	436,942
3.375%, 02/15/23	1,735,000	1,718,712
Charles Schwab Corp. (The) 4.450%, 07/22/20	400,000	427,581
CME Group, Inc. 3.000%, 09/15/22 (b)	300,000	306,856
GE Capital International Funding Co. 2.342%, 11/15/20	1,241,000	1,240,408
3.373%, 11/15/25	510,000	518,454
4.418%, 11/15/35	1,737,000	1,820,214
GTP Acquisition Partners LLC 3.482%, 06/16/25 (144A)	269,000	261,317
Intercontinental Exchange, Inc. 4.000%, 10/15/23	118,000	123,742
Invesco Finance plc 3.750%, 01/15/26	97,000	98,298
5.375%, 11/30/43	75,000	82,105
Jefferies Group LLC 5.125%, 04/13/18 (b)	75,000	77,523
6.875%, 04/15/21	375,000	426,613
Legg Mason, Inc. 4.750%, 03/15/26 (b)	39,000	40,367
5.625%, 01/15/44	80,000	77,904
National Rural Utilities Cooperative Finance Corp. 2.700%, 02/15/23	285,000	283,168
2.850%, 01/27/25	340,000	334,122
8.000%, 03/01/32	400,000	567,171
10.375%, 11/01/18	40,000	46,129
Synchrony Financial 4.250%, 08/15/24 (b)	155,000	157,782
Visa, Inc. 2.800%, 12/14/22	265,000	266,485
3.150%, 12/14/25	1,160,000	1,165,088
4.150%, 12/14/35	300,000	314,095

		15,622,154

Electric—2.2%
AEP Transmission Co. LLC 3.100%, 12/01/26 (144A) (b)	265,000	260,994
Alabama Power Co. 3.750%, 03/01/45	235,000	222,043
4.150%, 08/15/44 (b)	35,000	35,174
5.500%, 10/15/17	147,000	151,914
5.700%, 02/15/33	150,000	177,651
American Electric Power Co., Inc. 1.650%, 12/15/17	119,000	119,040

Electric—(Continued)
Appalachian Power Co. 5.800%, 10/01/35	150,000	173,277
Arizona Public Service Co. 8.750%, 03/01/19	165,000	187,568
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	149,448
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	143,627
3.350%, 07/01/23	460,000	470,882
Berkshire Hathaway Energy Co. 3.500%, 02/01/25	1,200,000	1,223,776
4.500%, 02/01/45	195,000	202,297
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	381,000	428,861
6.950%, 03/15/33	100,000	133,161
Cleveland Electric Illuminating Co. (The) 5.500%, 08/15/24	187,000	211,342
7.880%, 11/01/17	315,000	331,313
CMS Energy Corp. 2.950%, 02/15/27 (b)	115,000	109,146
3.875%, 03/01/24	138,000	143,524
Commonwealth Edison Co. 2.550%, 06/15/26	410,000	390,612
4.350%, 11/15/45	380,000	396,758
4.600%, 08/15/43	250,000	269,234
5.875%, 02/01/33	150,000	180,274
6.450%, 01/15/38	175,000	229,652
Consolidated Edison Co. of New York, Inc. 3.850%, 06/15/46 (b)	195,000	186,056
3.950%, 03/01/43	300,000	290,358
4.300%, 12/01/56 (b)	50,000	49,931
4.500%, 12/01/45	305,000	323,409
5.700%, 12/01/36	300,000	357,920
Consolidated Edison, Inc. 2.000%, 05/15/21	580,000	566,848
Consumers Energy Co. 3.125%, 08/31/24	300,000	302,197
3.950%, 05/15/43	200,000	196,695
5.650%, 04/15/20	350,000	385,521
Dominion Resources, Inc. 2.850%, 08/15/26 (b)	218,000	204,098
3.625%, 12/01/24	260,000	261,627
3.900%, 10/01/25	375,000	382,854
4.104%, 04/01/21 (b) (d)	325,000	338,542
4.450%, 03/15/21 (b)	411,000	439,144
5.250%, 08/01/33	400,000	431,353
DTE Electric Co. 3.375%, 03/01/25 (b)	250,000	255,816
5.450%, 02/15/35	30,000	34,866
5.700%, 10/01/37	250,000	309,242
DTE Energy Co. 3.850%, 12/01/23	137,000	141,742
Duke Energy Carolinas LLC 3.875%, 03/15/46	190,000	185,859

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Carolinas LLC 4.300%, 06/15/20	408,000	$436,143
6.000%, 12/01/28	200,000	248,009
6.000%, 01/15/38	60,000	74,317
Duke Energy Corp. 1.378%, 04/03/17 (c)	108,000	108,081
2.650%, 09/01/26	130,000	121,333
3.750%, 04/15/24	660,000	680,610
3.750%, 09/01/46	115,000	103,524
6.250%, 06/15/18	375,000	398,519
Duke Energy Indiana LLC 3.750%, 05/15/46	370,000	348,012
Duke Energy Progress LLC 4.150%, 12/01/44	305,000	303,021
6.125%, 09/15/33 (b)	500,000	622,457
Edison International 2.950%, 03/15/23	425,000	420,004
EDP Finance B.V. 5.250%, 01/14/21 (144A) (b)	425,000	449,268
Electricite de France S.A. 2.150%, 01/22/19 (144A)	240,000	240,536
4.875%, 01/22/44 (144A) (b)	165,000	165,324
Emera U.S. Finance L.P. 3.550%, 06/15/26 (144A) (b)	290,000	285,079
4.750%, 06/15/46 (144A) (b)	445,000	448,758
Entergy Arkansas, Inc. 3.050%, 06/01/23	311,000	312,152
Entergy Corp. 2.950%, 09/01/26	580,000	542,556
4.000%, 07/15/22	270,000	282,333
Entergy Louisiana LLC 2.400%, 10/01/26 (b)	450,000	419,909
Entergy Mississippi, Inc. 2.850%, 06/01/28 (b)	245,000	232,642
Exelon Corp. 2.450%, 04/15/21	60,000	59,279
3.400%, 04/15/26	495,000	485,683
4.450%, 04/15/46 (b)	170,000	166,417
Exelon Generation Co. LLC 2.950%, 01/15/20 (b)	500,000	505,946
Florida Power & Light Co. 3.125%, 12/01/25	695,000	702,675
4.950%, 06/01/35	300,000	342,263
5.625%, 04/01/34	110,000	133,299
Georgia Power Co. 5.400%, 06/01/40	120,000	137,130
Indiana Michigan Power Co. 3.200%, 03/15/23	250,000	252,400
ITC Holdings Corp. 3.250%, 06/30/26	190,000	184,575
3.650%, 06/15/24	285,000	285,653
5.300%, 07/01/43	175,000	191,429
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	522,802
6.150%, 06/01/37	100,000	114,428

Electric—(Continued)
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	99,253
6.375%, 03/01/18	150,000	157,593
7.150%, 04/01/19	250,000	276,652
Kentucky Utilities Co. 3.300%, 10/01/25	340,000	345,771
Louisville Gas & Electric Co. 5.125%, 11/15/40	125,000	141,597
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	219,660
4.000%, 04/15/25 (144A)	230,000	231,552
MidAmerican Energy Co. 3.700%, 09/15/23	300,000	314,126
Nevada Power Co. 6.500%, 08/01/18	425,000	456,999
6.650%, 04/01/36	150,000	198,069
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	430,000	428,130
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	159,000	159,900
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	268,669
Northern States Power Co. 2.150%, 08/15/22	500,000	488,783
Oglethorpe Power Corp. 4.250%, 04/01/46	335,000	320,262
4.550%, 06/01/44	60,000	59,327
Oklahoma Gas & Electric Co. 4.550%, 03/15/44	170,000	182,352
Oncor Electric Delivery Co. LLC 2.150%, 06/01/19	240,000	240,487
2.950%, 04/01/25	30,000	29,709
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	89,889
2.950%, 03/01/26	105,000	102,870
3.250%, 06/15/23 (b)	300,000	306,066
3.400%, 08/15/24	595,000	607,989
3.500%, 06/15/25 (b)	305,000	313,402
4.250%, 03/15/46	205,000	208,327
4.300%, 03/15/45 (b)	195,000	199,437
4.750%, 02/15/44	140,000	153,633
5.800%, 03/01/37 (b)	255,000	311,093
6.050%, 03/01/34	250,000	312,867
PacifiCorp 2.950%, 02/01/22	570,000	580,483
2.950%, 06/01/23	350,000	351,891
5.500%, 01/15/19	65,000	69,692
5.900%, 08/15/34	15,000	17,958
6.100%, 08/01/36	116,000	145,884
6.250%, 10/15/37 (b)	260,000	336,792
7.700%, 11/15/31	40,000	57,967
Peco Energy Co. 2.375%, 09/15/22	250,000	245,514
5.350%, 03/01/18	530,000	552,760
PPL Capital Funding, Inc. 3.100%, 05/15/26 (b)	330,000	315,704

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
PPL Electric Utilities Corp. 2.500%, 09/01/22	86,000	$84,617
4.750%, 07/15/43	42,000	46,830
Progress Energy, Inc. 7.000%, 10/30/31	325,000	421,359
PSEG Power LLC 2.450%, 11/15/18	45,000	45,316
4.150%, 09/15/21 (b)	110,000	114,716
4.300%, 11/15/23	74,000	76,488
Public Service Co. of Colorado 2.250%, 09/15/22	47,000	46,254
3.950%, 03/15/43	200,000	199,585
5.125%, 06/01/19	150,000	161,673
5.800%, 08/01/18	130,000	138,190
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	56,065
6.000%, 05/01/18	410,000	432,821
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	53,766
6.625%, 11/15/37	100,000	127,347
Public Service Electric & Gas Co. 2.250%, 09/15/26	553,000	513,161
3.650%, 09/01/42	56,000	53,615
3.800%, 03/01/46	240,000	232,916
Puget Sound Energy, Inc. 6.974%, 06/01/67 (c)	450,000	382,500
San Diego Gas & Electric Co. 2.500%, 05/15/26 (b)	220,000	210,855
5.350%, 05/15/35	100,000	116,403
6.000%, 06/01/26 (b)	100,000	121,597
Sierra Pacific Power Co. 2.600%, 05/01/26	370,000	354,003
6.750%, 07/01/37	150,000	198,841
South Carolina Electric & Gas Co. 4.500%, 06/01/64	19,000	18,730
Southern California Edison Co. 2.400%, 02/01/22	715,000	712,949
3.500%, 10/01/23	239,000	248,376
3.600%, 02/01/45	180,000	170,262
4.650%, 10/01/43	200,000	220,541
Southern Power Co. 1.850%, 12/01/17	173,000	173,457
4.950%, 12/15/46 (b)	335,000	326,437
5.150%, 09/15/41	200,000	201,419
5.250%, 07/15/43 (b)	95,000	95,635
Southwestern Electric Power Co. 3.900%, 04/01/45	340,000	316,691
TECO Finance, Inc. 6.572%, 11/01/17	150,000	155,712
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	295,062
7.250%, 05/01/20	15,000	16,595
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	300,000	303,909
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	130,000	125,292

Electric—(Continued)
Virginia Electric & Power Co. 1.200%, 01/15/18	33,000	32,860
3.450%, 02/15/24	122,000	125,374
Xcel Energy, Inc. 3.300%, 06/01/25	215,000	215,059
3.350%, 12/01/26	370,000	370,307
4.700%, 05/15/20 (b)	245,000	260,557

		41,785,463

Electrical Components & Equipment—0.0%
Emerson Electric Co. 5.250%, 10/15/18	375,000	399,046
6.000%, 08/15/32	70,000	84,117

		483,163

Electronics—0.1%
Arrow Electronics, Inc. 3.000%, 03/01/18 (b)	26,000	26,296
7.500%, 01/15/27	661,000	786,519
Honeywell International, Inc. 2.500%, 11/01/26 (b)	390,000	369,151
Koninklijke Philips NV 3.750%, 03/15/22	100,000	104,186
6.875%, 03/11/38	100,000	123,651

		1,409,803

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	100,000	101,023

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	600,000	652,947
Waste Management, Inc. 2.400%, 05/15/23	64,000	62,058
2.900%, 09/15/22 (b)	354,000	355,844
3.900%, 03/01/35 (b)	42,000	41,756

		1,112,605

Food—0.4%
Conagra Brands, Inc. 3.250%, 09/15/22	200,000	200,927
6.625%, 08/15/39	70,000	75,622
7.125%, 10/01/26	19,000	22,982
General Mills, Inc. 3.150%, 12/15/21	244,000	249,229
5.650%, 02/15/19	500,000	537,571
Kellogg Co. 4.000%, 12/15/20	64,000	67,395
7.450%, 04/01/31	500,000	646,706
Kraft Heinz Foods Co. 3.950%, 07/15/25	808,000	818,532
4.375%, 06/01/46	705,000	663,390
5.000%, 06/04/42	130,000	133,112

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Kraft Heinz Foods Co. 5.200%, 07/15/45	339,000	$354,869
6.125%, 08/23/18	590,000	628,926
6.875%, 01/26/39	300,000	376,906
Kroger Co. (The) 2.300%, 01/15/19	70,000	70,434
3.300%, 01/15/21	308,000	316,479
3.875%, 10/15/46 (b)	525,000	477,945
6.400%, 08/15/17	100,000	102,972
7.700%, 06/01/29	310,000	411,429
8.000%, 09/15/29	400,000	541,081
Mondelez International Holdings Netherlands B.V. 2.000%, 10/28/21 (144A)	475,000	455,069
Sysco Corp. 2.500%, 07/15/21 (b)	555,000	549,077
3.750%, 10/01/25	83,000	84,001
4.850%, 10/01/45	73,000	77,432
5.375%, 09/21/35	100,000	109,351
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	96,915
3.950%, 08/15/24	200,000	203,759
4.875%, 08/15/34	250,000	254,760

		8,526,871

Forest Products & Paper—0.0%
International Paper Co. 3.000%, 02/15/27	357,000	336,808
3.800%, 01/15/26	565,000	572,204

		909,012

Gas—0.4%
Atmos Energy Corp. 6.350%, 06/15/17	355,000	363,094
8.500%, 03/15/19	350,000	397,985
CenterPoint Energy Resources Corp. 5.850%, 01/15/41	246,000	278,333
Dominion Gas Holdings LLC 2.500%, 12/15/19	160,000	161,760
2.800%, 11/15/20	433,000	436,940
4.600%, 12/15/44	142,000	141,286
4.800%, 11/01/43	765,000	792,688
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	690,000	655,043
Nisource Finance Corp. 4.800%, 02/15/44	455,000	479,021
5.450%, 09/15/20	1,075,000	1,173,887
6.250%, 12/15/40	75,000	91,324
6.800%, 01/15/19	227,000	247,782
Piedmont Natural Gas Co., Inc. 3.640%, 11/01/46	355,000	313,373
Sempra Energy 2.400%, 03/15/20	120,000	119,823
9.800%, 02/15/19	200,000	231,656

Gas—(Continued)
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	425,000	414,712
5.875%, 03/15/41 (b)	147,000	171,227
6.000%, 10/01/34	250,000	290,037

		6,759,971

Healthcare-Products—0.5%
Abbott Laboratories 2.900%, 11/30/21	500,000	498,575
3.750%, 11/30/26 (b)	695,000	690,198
4.900%, 11/30/46	170,000	174,477
5.125%, 04/01/19	158,000	169,061
Becton Dickinson & Co. 2.675%, 12/15/19	511,000	518,466
3.734%, 12/15/24	77,000	78,742
4.685%, 12/15/44	300,000	310,784
C.R. Bard, Inc. 1.375%, 01/15/18	250,000	249,485
Covidien International Finance S.A. 6.000%, 10/15/17	200,000	207,124
Medtronic, Inc. 3.125%, 03/15/22	385,000	393,356
3.150%, 03/15/22	1,840,000	1,884,569
3.500%, 03/15/25	665,000	684,760
4.375%, 03/15/35	259,000	274,003
4.625%, 03/15/45	492,000	532,059
Stryker Corp. 3.500%, 03/15/26	90,000	90,850
4.625%, 03/15/46	290,000	295,706
Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	780,000	781,116
2.950%, 09/19/26 (b)	1,092,000	1,031,121
3.150%, 01/15/23	228,000	228,223
4.150%, 02/01/24	651,000	677,906
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	525,000	525,641

		10,296,222

Healthcare-Services—0.5%
Aetna, Inc. 2.800%, 06/15/23	120,000	118,201
3.200%, 06/15/26 (b)	270,000	267,103
3.500%, 11/15/24	250,000	253,638
3.950%, 09/01/20	520,000	546,985
4.125%, 06/01/21	916,000	976,011
4.250%, 06/15/36	314,000	314,830
Anthem, Inc. 2.300%, 07/15/18	510,000	513,334
3.125%, 05/15/22	100,000	100,051
3.300%, 01/15/23	35,000	34,941
3.500%, 08/15/24	165,000	164,532
5.100%, 01/15/44	605,000	644,658
5.950%, 12/15/34	700,000	799,382
Ascension Health 3.945%, 11/15/46	196,000	187,144

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—(Continued)
Cigna Corp. 4.000%, 02/15/22	240,000	$250,734
5.125%, 06/15/20	330,000	357,524
Howard Hughes Medical Institute 3.500%, 09/01/23	200,000	208,543
Laboratory Corp. of America Holdings 3.200%, 02/01/22	215,000	216,786
Mayo Clinic 4.128%, 11/15/52	78,000	76,690
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	120,000	113,598
Quest Diagnostics, Inc. 3.450%, 06/01/26	91,000	89,757
Roche Holdings, Inc. 2.250%, 09/30/19 (144A)	300,000	302,495
UnitedHealth Group, Inc. 2.700%, 07/15/20	130,000	131,956
2.750%, 02/15/23	46,000	45,744
2.875%, 03/15/22 (b)	400,000	405,117
2.875%, 03/15/23	300,000	301,030
3.100%, 03/15/26	475,000	468,493
3.450%, 01/15/27	235,000	238,720
3.750%, 07/15/25	205,000	212,223
3.950%, 10/15/42 (b)	250,000	243,465
4.625%, 07/15/35 (b)	155,000	168,956
4.700%, 02/15/21	64,000	69,293
5.800%, 03/15/36	225,000	273,800
6.625%, 11/15/37	175,000	228,911

		9,324,645

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A) (b)	200,000	200,252

Household Products/Wares—0.0%
Kimberly-Clark Corp. 5.300%, 03/01/41	225,000	269,146
6.125%, 08/01/17	98,000	100,827

		369,973

Housewares—0.0%
Newell Brands, Inc. 5.500%, 04/01/46	155,000	177,944

Insurance—1.0%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	785,000	1,001,482
Allstate Corp. (The) 3.150%, 06/15/23	173,000	175,180
American International Group, Inc. 4.500%, 07/16/44	191,000	188,340
4.700%, 07/10/35	150,000	155,463
4.800%, 07/10/45	775,000	804,388
Aon Corp. 5.000%, 09/30/20	200,000	215,450

Insurance—(Continued)
Berkshire Hathaway Finance Corp. 1.300%, 05/15/18	129,000	128,670
3.000%, 05/15/22	400,000	407,573
4.300%, 05/15/43	285,000	294,443
Berkshire Hathaway, Inc. 2.750%, 03/15/23	400,000	398,498
3.125%, 03/15/26	670,000	665,648
Chubb INA Holdings, Inc. 2.300%, 11/03/20 (b)	200,000	199,954
2.700%, 03/13/23	200,000	197,901
5.800%, 03/15/18	401,000	421,155
CNA Financial Corp. 7.250%, 11/15/23	153,000	180,866
7.350%, 11/15/19	245,000	277,860
Guardian Life Global Funding 2.000%, 04/26/21 (144A)	165,000	160,922
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	1,320,000	1,301,766
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	220,000	240,045
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	500,000	613,312
Lincoln National Corp. 6.250%, 02/15/20	375,000	414,156
Manulife Financial Corp. 4.150%, 03/04/26	750,000	783,010
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	401,000	601,965
MassMutual Global Funding II 2.000%, 04/15/21 (144A)	440,000	428,916
2.100%, 08/02/18 (144A) (b)	250,000	252,169
Nationwide Mutual Insurance Co. 7.875%, 04/01/33 (144A)	200,000	268,155
8.250%, 12/01/31 (144A)	135,000	188,019
9.375%, 08/15/39 (144A)	138,000	208,438
New York Life Global Funding 1.550%, 11/02/18 (144A)	235,000	234,328
2.000%, 04/13/21 (144A) (b)	140,000	137,451
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	400,000	475,701
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A) (b)	200,000	295,425
Pricoa Global Funding I 1.450%, 09/13/19 (144A)	423,000	416,674
1.600%, 05/29/18 (144A)	617,000	616,585
2.200%, 05/16/19 (144A)	280,000	280,874
2.550%, 11/24/20 (144A)	280,000	280,055
Principal Life Global Funding II 2.625%, 11/19/20 (144A)	440,000	439,780
3.000%, 04/18/26 (144A)	234,000	227,463
Prudential Financial, Inc. 3.500%, 05/15/24 (b)	550,000	561,944
5.100%, 08/15/43	200,000	216,415
5.200%, 03/15/44 (c)	445,000	439,736
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	800,000	1,047,963

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Reliance Standard Life Global Funding II 2.375%, 05/04/20 (144A)	475,000	$469,647
Swiss Re Treasury U.S. Corp.
4.250%, 12/06/42 (144A)	120,000	117,187
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	136,000	147,119
Travelers Cos., Inc. (The) 3.900%, 11/01/20	25,000	26,476
6.750%, 06/20/36	175,000	233,856
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	126,277
Voya Financial, Inc. 2.900%, 02/15/18	431,000	436,338
3.650%, 06/15/26 (b)	120,000	117,333

		18,518,371

Internet—0.1%
Amazon.com, Inc. 2.600%, 12/05/19 (b)	267,000	272,260
3.800%, 12/05/24 (b)	790,000	830,155
4.800%, 12/05/34	189,000	208,025
eBay, Inc. 2.600%, 07/15/22	645,000	625,181

		1,935,621

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23 (b)	290,000	304,852
5.200%, 08/01/43	218,000	246,002
5.850%, 06/01/18	550,000	579,454

		1,130,308

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 1.931%, 10/01/21 (144A)	147,000	141,932
Caterpillar, Inc. 5.300%, 09/15/35	400,000	459,198
7.300%, 05/01/31	584,000	742,647

		1,343,777

Machinery-Diversified—0.1%
Deere & Co. 5.375%, 10/16/29	1,175,000	1,409,297
8.100%, 05/15/30	61,000	88,818
John Deere Capital Corp. 1.200%, 10/10/17	59,000	58,961
1.700%, 01/15/20	43,000	42,507
2.375%, 07/14/20	180,000	180,534
2.450%, 09/11/20	205,000	205,851
2.800%, 03/04/21 (b)	210,000	213,001
2.800%, 01/27/23	122,000	121,954
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	84,080
3.800%, 12/15/26	284,000	286,189

Machinery-Diversified—(Continued)
Xylem, Inc. 4.375%, 11/01/46	190,000	187,164

		2,878,356

Media—1.0%
21st Century Fox America, Inc. 4.750%, 09/15/44	265,000	264,887
4.950%, 10/15/45	100,000	102,770
5.400%, 10/01/43 (b)	340,000	366,112
7.125%, 04/08/28	220,000	270,515
7.250%, 05/18/18	265,000	284,072
7.280%, 06/30/28 (b)	400,000	505,868
7.300%, 04/30/28	218,000	273,906
7.625%, 11/30/28	100,000	128,191
CBS Corp. 2.300%, 08/15/19	500,000	501,662
3.700%, 08/15/24	265,000	266,937
4.000%, 01/15/26	167,000	169,846
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	170,000	173,440
4.464%, 07/23/22	472,000	493,255
4.908%, 07/23/25 (b)	2,165,000	2,281,758
6.384%, 10/23/35	179,000	204,388
Comcast Corp. 1.625%, 01/15/22	385,000	369,029
2.350%, 01/15/27	175,000	161,320
3.150%, 03/01/26	275,000	271,335
3.400%, 07/15/46	427,000	372,904
4.250%, 01/15/33	303,000	315,322
4.600%, 08/15/45	700,000	733,788
4.750%, 03/01/44	325,000	348,571
5.650%, 06/15/35	996,000	1,190,366
5.875%, 02/15/18	100,000	104,850
6.500%, 11/15/35	185,000	236,907
7.050%, 03/15/33	187,000	251,045
COX Communications, Inc. 6.450%, 12/01/36 (144A)	500,000	508,020
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	198,477
8.500%, 03/11/32	100,000	122,488
Historic TW, Inc. 6.875%, 06/15/18	100,000	106,952
9.150%, 02/01/23	286,000	366,780
NBCUniversal Media LLC 4.375%, 04/01/21	320,000	345,702
4.450%, 01/15/43	145,000	148,171
5.950%, 04/01/41	300,000	369,627
Thomson Reuters Corp. 3.950%, 09/30/21	500,000	519,511
Time Warner Cable LLC 5.000%, 02/01/20	585,000	620,877
5.500%, 09/01/41	520,000	528,638
Time Warner Cos., Inc. 7.570%, 02/01/24	50,000	61,830

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	715,000	$936,801
Time Warner, Inc. 3.800%, 02/15/27	255,000	253,552
4.750%, 03/29/21 (b)	500,000	535,650
4.850%, 07/15/45 (b)	365,000	365,397
5.350%, 12/15/43	90,000	95,691
Viacom, Inc. 3.250%, 03/15/23	44,000	42,203
4.375%, 03/15/43	824,000	656,361
6.125%, 10/05/17	400,000	411,444
6.875%, 04/30/36	375,000	408,918
Walt Disney Co. (The) 1.850%, 07/30/26 (b)	411,000	370,021
3.000%, 02/13/26 (b)	300,000	298,495
3.700%, 12/01/42	265,000	254,726
7.000%, 03/01/32	55,000	75,400

		19,244,776

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	295,471
4.200%, 06/15/35	60,000	62,848

		358,319

Mining—0.1%
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	137,000	137,768
2.875%, 02/24/22 (b)	400,000	403,236
3.250%, 11/21/21	500,000	515,140
4.125%, 02/24/42	185,000	181,974
5.400%, 03/29/17	450,000	454,023
Freeport Minerals Corp. 9.500%, 06/01/31	500,000	581,250
Newcrest Finance Pty, Ltd. 5.750%, 11/15/41 (144A)	58,000	54,908
Rio Tinto Finance USA plc 2.875%, 08/21/22	25,000	25,104
Rio Tinto Finance USA, Ltd. 7.125%, 07/15/28	280,000	361,869
Teck Resources, Ltd. 3.750%, 02/01/23	128,000	120,960

		2,836,232

Miscellaneous Manufacturing—0.3%
Eaton Corp. 5.800%, 03/15/37	375,000	436,462
7.650%, 11/15/29	100,000	130,435
General Electric Co. 2.100%, 12/11/19	35,000	35,256
2.700%, 10/09/22	73,000	72,987
3.375%, 03/11/24	293,000	301,154
4.375%, 09/16/20	149,000	160,153
4.500%, 03/11/44	680,000	729,963

Miscellaneous Manufacturing—(Continued)
General Electric Co. 5.500%, 01/08/20	430,000	471,149
6.750%, 03/15/32	287,000	382,034
Honeywell, Inc. 6.625%, 06/15/28	250,000	311,017
Illinois Tool Works, Inc. 2.650%, 11/15/26	480,000	458,841
3.900%, 09/01/42	200,000	199,864
6.250%, 04/01/19	172,000	188,130
Ingersoll-Rand Co. 6.443%, 11/15/27	300,000	356,663
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23 (b)	135,000	142,781
6.875%, 08/15/18	272,000	293,836
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	115,445
6.550%, 07/15/18	500,000	534,014
Pentair Finance S.A. 4.650%, 09/15/25	137,000	140,522
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	390,000	367,981
2.350%, 10/15/26 (144A)	275,000	254,542
Textron, Inc. 3.875%, 03/01/25	105,000	105,577

		6,188,806

Oil & Gas—1.7%
Alberta Energy Co., Ltd. 7.375%, 11/01/31	500,000	576,217
Apache Corp. 2.625%, 01/15/23	85,000	81,734
3.250%, 04/15/22	655,000	665,289
5.100%, 09/01/40	300,000	313,854
6.000%, 01/15/37	150,000	172,523
BP Capital Markets plc 1.375%, 11/06/17	40,000	39,977
2.241%, 09/26/18	650,000	654,863
2.750%, 05/10/23	335,000	328,886
3.062%, 03/17/22	285,000	288,278
3.119%, 05/04/26 (b)	225,000	219,750
3.216%, 11/28/23	855,000	863,541
3.245%, 05/06/22	600,000	612,680
3.535%, 11/04/24 (b)	375,000	380,606
3.814%, 02/10/24	500,000	519,432
Burlington Resources Finance Co. 7.400%, 12/01/31	300,000	391,266
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	188,000	187,546
3.800%, 04/15/24 (b)	436,000	434,504
3.900%, 02/01/25 (b)	595,000	596,759
5.850%, 02/01/35	405,000	431,053
7.200%, 01/15/32	200,000	236,219
Cenovus Energy, Inc. 3.000%, 08/15/22	50,000	48,339
3.800%, 09/15/23 (b)	500,000	488,016

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Cenovus Energy, Inc. 5.200%, 09/15/43	168,000	$160,020
5.700%, 10/15/19	325,000	347,666
Chevron Corp. 1.365%, 03/02/18 (b)	250,000	249,755
2.100%, 05/16/21	930,000	922,026
2.355%, 12/05/22	330,000	323,848
2.419%, 11/17/20 (b)	400,000	402,848
2.566%, 05/16/23	670,000	660,544
ConocoPhillips 5.900%, 10/15/32	250,000	288,223
6.000%, 01/15/20	325,000	358,910
ConocoPhillips Co. 4.950%, 03/15/26 (b)	603,000	665,713
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	282,951
Devon Energy Corp. 5.000%, 06/15/45	210,000	206,290
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	228,000	161,955
Ensco plc 4.700%, 03/15/21 (b)	438,000	421,321
5.200%, 03/15/25 (b)	105,000	90,685
EOG Resources, Inc. 2.625%, 03/15/23	73,000	70,767
5.100%, 01/15/36	431,000	468,814
5.875%, 09/15/17	50,000	51,478
6.875%, 10/01/18	120,000	130,030
Exxon Mobil Corp. 2.726%, 03/01/23 (b)	1,060,000	1,063,606
3.043%, 03/01/26	108,000	107,854
3.567%, 03/06/45	149,000	138,811
4.114%, 03/01/46	110,000	112,670
Hess Corp. 4.300%, 04/01/27 (b)	305,000	303,604
5.800%, 04/01/47 (b)	345,000	358,048
Kerr-McGee Corp. 7.875%, 09/15/31	1,000,000	1,280,521
Marathon Oil Corp. 6.800%, 03/15/32	727,000	809,665
Nabors Industries, Inc. 4.625%, 09/15/21	115,000	116,900
5.000%, 09/15/20 (b)	110,000	113,025
Noble Energy, Inc. 3.900%, 11/15/24	122,000	122,930
5.050%, 11/15/44	277,000	277,817
5.250%, 11/15/43	370,000	376,887
6.000%, 03/01/41	215,000	238,719
Noble Holding International, Ltd. 5.250%, 03/15/42	124,000	81,840
8.200%, 04/01/45 (b)	218,000	181,485
Occidental Petroleum Corp. 3.400%, 04/15/26	114,000	114,860
3.500%, 06/15/25	193,000	195,726
4.625%, 06/15/45	79,000	82,200
8.450%, 02/15/29	135,000	187,138

Oil & Gas—(Continued)
Petro-Canada 5.350%, 07/15/33	165,000	182,811
Petroleos Mexicanos 6.500%, 03/13/27 (144A)	1,360,000	1,402,840
Phillips 66 4.650%, 11/15/34	229,000	238,370
4.875%, 11/15/44	700,000	739,245
Shell International Finance B.V. 1.875%, 05/10/21	505,000	493,747
2.125%, 05/11/20	210,000	209,749
2.250%, 11/10/20 (b)	111,000	110,845
2.375%, 08/21/22	440,000	432,126
2.500%, 09/12/26 (b)	220,000	206,418
2.875%, 05/10/26 (b)	164,000	158,554
3.250%, 05/11/25 (b)	150,000	149,877
3.400%, 08/12/23	350,000	359,164
3.625%, 08/21/42	25,000	22,602
3.750%, 09/12/46	415,000	381,860
4.000%, 05/10/46	345,000	329,909
4.550%, 08/12/43	350,000	364,991
5.200%, 03/22/17	500,000	504,091
5.500%, 03/25/40	86,000	100,009
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	582,000	608,919
Statoil ASA 1.200%, 01/17/18	25,000	24,930
5.100%, 08/17/40	100,000	111,433
7.250%, 09/23/27	205,000	273,543
Suncor Energy, Inc. 5.950%, 12/01/34	100,000	118,070
6.100%, 06/01/18	805,000	852,282
7.150%, 02/01/32	100,000	127,217
Tosco Corp. 8.125%, 02/15/30	526,000	720,690
Total Capital Canada, Ltd. 2.750%, 07/15/23	1,229,000	1,216,183
Total Capital International S.A. 2.700%, 01/25/23	564,000	558,149

		32,058,106

Oil & Gas Services—0.2%
Baker Hughes, Inc. 5.125%, 09/15/40	265,000	291,327
Halliburton Co. 3.500%, 08/01/23	214,000	217,298
3.800%, 11/15/25 (b)	645,000	655,253
4.850%, 11/15/35	85,000	89,643
5.000%, 11/15/45	116,000	125,100
6.700%, 09/15/38	350,000	436,138
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	28,887
Schlumberger Holdings Corp. 2.350%, 12/21/18 (144A)	400,000	403,300
4.000%, 12/21/25 (144A)	635,000	665,474

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Schlumberger Investment S.A. 3.650%, 12/01/23	358,000	$374,997

		3,287,417

Pharmaceuticals—1.3%
AbbVie, Inc. 2.000%, 11/06/18 (b)	649,000	649,398
2.300%, 05/14/21	105,000	102,878
3.200%, 11/06/22	109,000	109,072
3.200%, 05/14/26 (b)	595,000	566,099
3.600%, 05/14/25	600,000	594,293
4.300%, 05/14/36	63,000	60,033
4.450%, 05/14/46	385,000	368,648
4.500%, 05/14/35	925,000	908,837
4.700%, 05/14/45	465,000	456,225
Actavis Funding SCS 3.450%, 03/15/22	1,230,000	1,248,461
3.800%, 03/15/25	663,000	663,781
4.550%, 03/15/35	1,385,000	1,370,862
Actavis, Inc. 1.875%, 10/01/17	300,000	300,573
AstraZeneca plc 3.375%, 11/16/25 (b)	167,000	165,846
5.900%, 09/15/17 (b)	200,000	206,260
6.450%, 09/15/37	360,000	465,727
Baxalta, Inc. 3.600%, 06/23/22	329,000	331,518
4.000%, 06/23/25	415,000	416,212
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	285,000	284,626
Bristol-Myers Squibb Co. 6.875%, 08/01/97	100,000	137,831
Cardinal Health, Inc. 2.400%, 11/15/19 (b)	128,000	128,933
3.200%, 03/15/23	155,000	156,401
3.750%, 09/15/25	169,000	174,548
Express Scripts Holding Co. 3.400%, 03/01/27 (b)	300,000	281,073
3.500%, 06/15/24 (b)	249,000	246,064
4.500%, 02/25/26	255,000	262,516
6.125%, 11/15/41	61,000	69,550
Forest Laboratories LLC 5.000%, 12/15/21 (144A)	225,000	243,266
GlaxoSmithKline Capital plc 2.850%, 05/08/22	500,000	504,016
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	143,356
5.375%, 04/15/34	300,000	351,089
Johnson & Johnson 3.550%, 03/01/36 (b)	90,000	90,055
6.950%, 09/01/29	700,000	961,423
McKesson Corp. 2.850%, 03/15/23	420,000	410,922
3.796%, 03/15/24 (b)	600,000	618,403

Pharmaceuticals—(Continued)
Mead Johnson Nutrition Co. 3.000%, 11/15/20	89,000	90,115
4.900%, 11/01/19	135,000	144,700
5.900%, 11/01/39	300,000	339,029
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	472,187
Merck & Co., Inc. 2.350%, 02/10/22	500,000	496,496
2.400%, 09/15/22	35,000	34,310
2.750%, 02/10/25 (b)	409,000	401,582
2.800%, 05/18/23	27,000	27,104
6.550%, 09/15/37	150,000	201,437
Mylan NV 3.150%, 06/15/21 (144A) (b)	335,000	328,765
3.950%, 06/15/26 (144A)	1,015,000	949,886
5.250%, 06/15/46 (144A)	525,000	484,204
Mylan, Inc. 2.600%, 06/24/18	50,000	50,289
Novartis Capital Corp. 2.400%, 09/21/22	300,000	296,327
3.400%, 05/06/24	527,000	543,075
Perrigo Finance Unlimited Co. 3.900%, 12/15/24 (b)	200,000	195,784
Pfizer, Inc. 2.750%, 06/03/26 (b)	300,000	291,252
3.000%, 12/15/26	540,000	533,089
Sanofi 1.250%, 04/10/18 (b)	419,000	418,194
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	643,000	611,137
3.200%, 09/23/26	655,000	611,989
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	254,000	257,263
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	505,000	478,028
3.150%, 10/01/26 (b)	1,143,000	1,053,763
Teva Pharmaceutical Finance Netherlands III B.V. 4.100%, 10/01/46 (b)	245,000	209,931
Wyeth LLC 6.500%, 02/01/34	806,000	1,041,549
Zoetis, Inc. 1.875%, 02/01/18	52,000	52,000
3.250%, 02/01/23	460,000	458,994
3.450%, 11/13/20	39,000	40,028
4.700%, 02/01/43	43,000	41,855

		25,203,157

Pipelines—0.9%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	290,000	312,667
5.950%, 06/01/26	257,000	279,163
Buckeye Partners L.P. 3.950%, 12/01/26	140,000	136,249
5.600%, 10/15/44	310,000	313,923
5.850%, 11/15/43	255,000	262,911

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	200,000	$210,114
5.800%, 06/01/45	285,000	327,741
Energy Transfer Partners L.P. 2.500%, 06/15/18 (b)	576,000	578,111
3.600%, 02/01/23	450,000	442,578
5.150%, 02/01/43	195,000	181,713
EnLink Midstream Partners L.P. 2.700%, 04/01/19	281,000	281,186
Enterprise Products Operating LLC 3.350%, 03/15/23	500,000	506,178
3.700%, 02/15/26 (b)	53,000	53,192
3.750%, 02/15/25	567,000	576,107
3.900%, 02/15/24	252,000	259,907
3.950%, 02/15/27 (b)	260,000	266,342
4.900%, 05/15/46 (b)	735,000	754,478
4.950%, 10/15/54	33,000	31,981
6.125%, 10/15/39	400,000	454,688
6.875%, 03/01/33	162,000	197,979
Kinder Morgan Energy Partners L.P. 5.625%, 09/01/41 (b)	190,000	190,832
Magellan Midstream Partners L.P. 4.250%, 09/15/46 (b)	45,000	42,281
5.000%, 03/01/26	285,000	312,522
6.550%, 07/15/19	695,000	769,135
MPLX L.P. 4.000%, 02/15/25	95,000	92,341
ONEOK Partners L.P. 3.375%, 10/01/22 (b)	65,000	65,271
3.800%, 03/15/20	220,000	227,991
5.000%, 09/15/23 (b)	145,000	157,786
6.125%, 02/01/41	890,000	978,908
6.650%, 10/01/36	275,000	311,964
6.850%, 10/15/37	275,000	319,765
Phillips 66 Partners L.P. 4.900%, 10/01/46	308,000	295,768
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23 (b)	350,000	346,034
4.650%, 10/15/25	400,000	413,253
4.700%, 06/15/44	250,000	222,758
5.750%, 01/15/20 (b)	610,000	663,312
6.650%, 01/15/37	425,000	463,877
Spectra Energy Capital LLC 3.300%, 03/15/23	237,000	229,112
6.750%, 07/15/18	185,000	195,191
6.750%, 02/15/32	705,000	792,089
7.500%, 09/15/38	85,000	102,907
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	142,210
3.375%, 10/15/26 (b)	150,000	143,471
4.500%, 03/15/45	65,000	61,805
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	91,703
4.950%, 01/15/43	295,000	269,928
5.300%, 04/01/44	15,000	14,482

Pipelines—(Continued)
Sunoco Logistics Partners Operations L.P. 5.350%, 05/15/45	1,040,000	1,004,285
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	44,775
6.000%, 09/15/17 (144A)	150,000	154,430
Texas Gas Transmission LLC 4.500%, 02/01/21 (144A)	210,000	217,458
TransCanada PipeLines, Ltd. 5.850%, 03/15/36	176,000	209,791
7.125%, 01/15/19	142,000	155,854
7.250%, 08/15/38	300,000	404,993
Transcanada Trust 5.625%, 05/20/75 (c)	55,000	55,550
Western Gas Partners L.P. 3.950%, 06/01/25	157,000	154,809
4.650%, 07/01/26	150,000	155,310
5.375%, 06/01/21	149,000	160,258
5.450%, 04/01/44	102,000	105,056
Williams Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	300,000	305,601

		17,472,074

Real Estate—0.0%
ProLogis L.P. 3.750%, 11/01/25	38,000	38,938
4.250%, 08/15/23	533,000	565,809

		604,747

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.375%, 10/15/26	635,000	601,149
3.450%, 09/15/21 (b)	330,000	334,270
4.000%, 06/01/25	70,000	70,179
4.400%, 02/15/26 (b)	195,000	199,261
4.500%, 01/15/18	220,000	225,807
5.000%, 02/15/24 (b)	474,000	510,339
AvalonBay Communities, Inc. 2.900%, 10/15/26 (b)	124,000	117,348
Boston Properties L.P. 3.650%, 02/01/26	225,000	222,191
3.800%, 02/01/24	527,000	534,487
3.850%, 02/01/23	510,000	523,291
Brixmor Operating Partnership L.P. 3.875%, 08/15/22	330,000	336,417
Crown Castle International Corp. 3.400%, 02/15/21 (b)	175,000	177,581
3.700%, 06/15/26	304,000	298,385
4.450%, 02/15/26 (b)	306,000	316,585
DDR Corp. 3.500%, 01/15/21	320,000	324,865
Duke Realty L.P. 3.250%, 06/30/26	610,000	589,924
3.875%, 02/15/21	55,000	57,319
3.875%, 10/15/22	265,000	275,633
4.375%, 06/15/22	210,000	223,799

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
ERP Operating L.P. 4.625%, 12/15/21	60,000	$65,172
4.750%, 07/15/20	190,000	204,433
5.750%, 06/15/17	133,000	135,606
HCP, Inc. 3.875%, 08/15/24	257,000	256,872
4.000%, 06/01/25 (b)	472,000	469,195
4.200%, 03/01/24	125,000	127,222
4.250%, 11/15/23	100,000	102,689
5.625%, 05/01/17	345,000	349,585
Kimco Realty Corp. 3.125%, 06/01/23	175,000	173,258
3.200%, 05/01/21 (b)	310,000	314,742
3.400%, 11/01/22	55,000	55,813
Liberty Property L.P. 3.375%, 06/15/23	75,000	74,574
4.400%, 02/15/24	155,000	163,214
National Retail Properties, Inc. 3.600%, 12/15/26	329,000	324,102
4.000%, 11/15/25	193,000	196,753
Realty Income Corp. 3.875%, 07/15/24 (b)	200,000	204,222
4.125%, 10/15/26	250,000	257,373
Simon Property Group L.P. 3.250%, 11/30/26	122,000	119,725
3.500%, 09/01/25	275,000	278,124
4.375%, 03/01/21	420,000	448,970
UDR, Inc. 2.950%, 09/01/26	565,000	528,482
3.700%, 10/01/20	140,000	144,396
Ventas Realty L.P. 4.125%, 01/15/26	68,000	69,517
4.375%, 02/01/45	45,000	42,249
Ventas Realty L.P. / Ventas Capital Corp. 3.250%, 08/15/22	285,000	287,695
4.250%, 03/01/22	300,000	317,154
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	271,000	272,355
Welltower, Inc. 3.750%, 03/15/23 (b)	110,000	112,212
4.000%, 06/01/25	410,000	419,016

		12,453,550

Retail—0.8%
Bed Bath & Beyond, Inc. 4.915%, 08/01/34 (b)	138,000	138,073
CVS Health Corp. 2.125%, 06/01/21 (b)	715,000	701,089
2.250%, 12/05/18	500,000	504,383
2.750%, 12/01/22	927,000	913,211
2.800%, 07/20/20	850,000	862,414
2.875%, 06/01/26 (b)	510,000	486,115
3.875%, 07/20/25	447,000	461,125
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	87,294	92,140
5.880%, 01/10/28	465,196	513,349

Retail—(Continued)
Home Depot, Inc. (The) 2.000%, 06/15/19 (b)	496,000	500,319
2.125%, 09/15/26 (b)	77,000	71,025
2.625%, 06/01/22	115,000	115,554
3.500%, 09/15/56	440,000	385,154
4.875%, 02/15/44	250,000	280,896
5.400%, 09/15/40	200,000	238,328
5.875%, 12/16/36	100,000	126,336
Lowe’s Cos., Inc. 4.375%, 09/15/45	165,000	169,982
5.500%, 10/15/35	275,000	324,682
5.800%, 10/15/36	150,000	181,750
6.500%, 03/15/29	125,000	161,467
6.875%, 02/15/28	450,000	588,158
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	195,000	160,710
6.700%, 09/15/28	435,000	472,010
6.900%, 04/01/29	113,000	127,969
6.900%, 01/15/32	180,000	200,207
7.000%, 02/15/28	150,000	171,425
McDonald’s Corp. 1.875%, 05/29/19 (b)	360,000	359,271
2.750%, 12/09/20 (b)	70,000	70,780
3.700%, 02/15/42	375,000	334,157
4.875%, 07/15/40	340,000	359,283
4.875%, 12/09/45	190,000	203,504
6.300%, 10/15/37 (b)	325,000	408,325
Nordstrom, Inc. 6.950%, 03/15/28	170,000	205,734
Starbucks Corp. 2.700%, 06/15/22	124,000	124,645
Target Corp. 2.500%, 04/15/26 (b)	375,000	357,766
3.500%, 07/01/24	103,000	106,990
6.350%, 11/01/32	177,000	226,633
6.650%, 08/01/28	182,000	222,623
6.750%, 01/01/28	66,000	80,790
Wal-Mart Stores, Inc. 2.550%, 04/11/23	550,000	545,846
3.300%, 04/22/24	150,000	154,238
4.000%, 04/11/43	890,000	894,070
5.000%, 10/25/40	775,000	891,920
5.875%, 04/05/27	90,000	111,385
6.750%, 10/15/23	111,000	137,959
Walgreens Boots Alliance, Inc. 3.100%, 06/01/23	94,000	93,379
3.800%, 11/18/24	1,018,000	1,036,095
4.500%, 11/18/34	292,000	293,825
4.800%, 11/18/44	175,000	179,867

		16,346,956

Semiconductors—0.1%
Analog Devices, Inc. 3.125%, 12/05/23 (b)	594,000	593,951
3.500%, 12/05/26	385,000	381,437
4.500%, 12/05/36 (b)	168,000	168,849

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Intel Corp. 2.600%, 05/19/26	300,000	$290,155
3.100%, 07/29/22	230,000	236,515
3.300%, 10/01/21	245,000	254,596
4.100%, 05/19/46 (b)	210,000	208,147
4.800%, 10/01/41	182,000	200,351

		2,334,001

Software—0.5%
Microsoft Corp. 1.550%, 08/08/21 (b)	300,000	290,974
2.400%, 08/08/26	475,000	448,731
2.700%, 02/12/25 (b)	600,000	587,923
3.450%, 08/08/36	665,000	631,991
3.500%, 02/12/35	68,000	65,455
3.700%, 08/08/46	1,025,000	965,002
3.750%, 02/12/45	540,000	506,386
4.500%, 10/01/40	500,000	531,295
5.200%, 06/01/39	500,000	586,234
Oracle Corp. 1.900%, 09/15/21	505,000	493,482
2.375%, 01/15/19	165,000	167,209
2.400%, 09/15/23	1,252,000	1,212,939
2.500%, 05/15/22 (b)	531,000	527,312
2.500%, 10/15/22	709,000	701,412
2.950%, 05/15/25	735,000	720,507
3.625%, 07/15/23	161,000	168,741
3.850%, 07/15/36 (b)	285,000	278,137
4.000%, 07/15/46	160,000	153,039
4.125%, 05/15/45	615,000	596,033
5.000%, 07/08/19 (b)	200,000	215,684
6.125%, 07/08/39	70,000	88,087

		9,936,573

Telecommunications—1.5%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	100,000	106,936
5.625%, 11/15/17 (b)	125,000	129,065
6.375%, 03/01/35 (b)	600,000	696,691
AT&T, Inc. 1.700%, 06/01/17	500,000	500,685
2.300%, 03/11/19 (b)	905,000	908,470
2.400%, 03/15/17	120,000	120,295
3.000%, 06/30/22	97,000	95,216
3.400%, 05/15/25	1,162,000	1,119,962
3.600%, 02/17/23	70,000	70,596
3.800%, 03/15/22	1,166,000	1,195,312
3.950%, 01/15/25	51,000	51,088
4.125%, 02/17/26 (b)	850,000	860,681
4.300%, 12/15/42 (b)	793,000	709,874
4.350%, 06/15/45	200,000	178,206
4.500%, 03/09/48	985,000	885,094
4.600%, 02/15/21	100,000	105,768
4.800%, 06/15/44	450,000	425,211
5.150%, 03/15/42	255,000	254,024

Telecommunications—(Continued)
AT&T, Inc. 5.350%, 09/01/40	90,000	92,430
5.500%, 02/01/18	300,000	311,698
6.350%, 03/15/40	225,000	256,356
BellSouth Capital Funding Corp. 7.875%, 02/15/30 (b)	550,000	691,137
BellSouth LLC 6.550%, 06/15/34	200,000	219,468
BellSouth Telecommunications LLC 6.375%, 06/01/28	350,000	390,338
British Telecommunications plc 2.350%, 02/14/19	285,000	286,662
5.950%, 01/15/18	100,000	104,220
9.125%, 12/15/30	75,000	114,426
Cisco Systems, Inc. 2.200%, 02/28/21	1,430,000	1,426,918
2.600%, 02/28/23	625,000	620,328
2.900%, 03/04/21	47,000	48,094
5.500%, 01/15/40	110,000	134,002
5.900%, 02/15/39	750,000	952,483
Crown Castle Towers LLC 3.663%, 05/15/25 (144A)	260,000	260,705
4.883%, 08/15/20 (144A)	500,000	532,435
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	460,000	439,395
8.750%, 06/15/30	100,000	147,012
Koninklijke KPN NV 8.375%, 10/01/30	250,000	333,803
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	499,780
Orange S.A. 9.000%, 03/01/31	165,000	248,081
Qwest Corp. 6.750%, 12/01/21 (b)	350,000	379,750
6.875%, 09/15/33 (b)	85,000	81,159
7.250%, 09/15/25 (b)	133,000	142,675
Rogers Communications, Inc. 4.100%, 10/01/23	213,000	222,439
6.800%, 08/15/18	100,000	107,825
7.500%, 08/15/38	100,000	131,517
8.750%, 05/01/32	400,000	544,963
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	69,600
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	152,157
Verizon Communications, Inc. 2.625%, 02/21/20	214,000	216,053
2.625%, 08/15/26 (b)	1,468,000	1,351,370
3.450%, 03/15/21 (b)	180,000	185,833
3.850%, 11/01/42	1,502,000	1,301,537
4.125%, 08/15/46	180,000	162,904
4.272%, 01/15/36	115,000	110,069
4.400%, 11/01/34	169,000	166,801
4.500%, 09/15/20	476,000	509,374
4.522%, 09/15/48	439,000	420,962
4.672%, 03/15/55	131,000	123,023

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc. 4.862%, 08/21/46	1,325,000	$1,342,615
5.012%, 08/21/54	767,000	762,982
5.150%, 09/15/23	1,277,000	1,412,034
5.850%, 09/15/35	650,000	742,342
6.000%, 04/01/41	290,000	333,088
Vodafone Group plc 1.500%, 02/19/18	30,000	29,889
2.950%, 02/19/23 (b)	225,000	218,163
6.150%, 02/27/37	350,000	392,479
6.250%, 11/30/32	750,000	860,690

		28,997,238

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	620,000	633,154
3.450%, 09/15/21	510,000	532,624
3.850%, 09/01/23	500,000	529,479
3.900%, 08/01/46 (b)	265,000	259,085
4.450%, 03/15/43	310,000	324,881
4.550%, 09/01/44	200,000	212,650
5.750%, 03/15/18	100,000	105,116
7.950%, 08/15/30	100,000	142,229
Canadian National Railway Co. 5.850%, 11/15/17	190,000	197,360
6.250%, 08/01/34	100,000	128,906
6.800%, 07/15/18	120,000	129,019
Canadian Pacific Railway Co. 2.900%, 02/01/25	260,000	254,834
5.750%, 03/15/33	120,000	139,797
6.125%, 09/15/15	102,000	122,124
7.250%, 05/15/19	290,000	324,536
CSX Corp. 2.600%, 11/01/26	300,000	280,835
3.400%, 08/01/24	300,000	305,586
4.750%, 05/30/42	41,000	42,677
7.900%, 05/01/17	62,000	63,314
FedEx Corp. 3.250%, 04/01/26	82,000	81,437
3.900%, 02/01/35	96,000	92,182
4.100%, 02/01/45	895,000	838,024
JB Hunt Transport Services, Inc. 3.300%, 08/15/22	490,000	491,947
Norfolk Southern Corp. 5.590%, 05/17/25	100,000	114,387
Ryder System, Inc. 2.500%, 05/11/20 (b)	844,000	840,140
2.875%, 09/01/20	330,000	333,588
Union Pacific Corp. 3.799%, 10/01/51	378,000	352,851
United Parcel Service of America, Inc. 8.375%, 04/01/20	75,000	88,983
8.375%, 04/01/30 (d)	377,000	533,301

		8,495,046

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.875%, 07/17/18 (144A)	93,000	94,200

Water—0.0%
American Water Capital Corp. 3.850%, 03/01/24	100,000	105,369
6.593%, 10/15/37 (b)	100,000	133,409

		238,778

Total Corporate Bonds & Notes (Cost $491,873,692)		491,632,355

Convertible Bonds—20.1%

Aerospace/Defense—0.9%
Airbus Group SE Zero Coupon, 06/14/21 (EUR)	7,200,000	8,322,591
Zero Coupon, 07/01/22 (EUR)	3,300,000	3,576,570
MTU Aero Engines AG 0.125%, 05/17/23 (EUR)	2,200,000	2,620,594
Safran S.A. Zero Coupon, 12/31/20 (EUR)	3,559,000	3,574,049

		18,093,804

Apparel—0.3%
LVMH Moet Hennessy Louis Vuitton SE Zero Coupon, 02/16/21	1,899,300	5,047,415

Auto Manufacturers—0.1%
Suzuki Motor Corp. Zero Coupon, 03/31/21 (JPY)	190,000,000	1,934,545

Auto Parts & Equipment—0.1%
Valeo S.A. Zero Coupon, 06/16/21	2,000,000	2,157,500

Banks—0.4%
Shizuoka Bank, Ltd. (The) Zero Coupon, 04/25/18	4,500,000	4,415,625
Yamaguchi Financial Group, Inc. 0.497%, 03/26/20 (c)	2,500,000	2,586,875

		7,002,500

Biotechnology—0.5%
Illumina, Inc. Zero Coupon, 06/15/19	8,878,000	8,472,941
0.500%, 06/15/21	784,000	751,170

		9,224,111

Chemicals—0.3%
Brenntag Finance B.V. 1.875%, 12/02/22	4,000,000	4,122,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Kansai Paint Co., Ltd. Zero Coupon, 06/17/19 (JPY)	120,000,000	$1,081,925
Toray Industries, Inc. Zero Coupon, 08/30/19 (JPY)	100,000,000	1,000,642

		6,204,567

Coal—0.2%
RAG-Stiftung Zero Coupon, 12/31/18 (EUR)	2,300,000	2,479,202
Zero Coupon, 02/18/21 (EUR)	600,000	682,118

		3,161,320

Commercial Services—0.3%
Macquarie Infrastructure Corp. 2.875%, 07/15/19	2,682,000	3,114,472
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19 (JPY)	200,000,000	1,949,519

		5,063,991

Diversified Financial Services—0.2%
China Overseas Finance Investment Cayman V, Ltd. Zero Coupon, 01/05/23	1,800,000	1,797,750
Solidium Oy Zero Coupon, 09/04/18 (EUR)	1,800,000	1,989,509

		3,787,259

Electric—0.4%
Chugoku Electric Power Co., Inc. (The) Zero Coupon, 03/25/20 (JPY)	640,000,000	5,567,658
Tohoku Electric Power Co., Inc. Zero Coupon, 12/03/18 (JPY)	200,000,000	1,744,171

		7,311,829

Food—0.1%
J Sainsbury plc 1.250%, 11/21/19 (GBP)	1,200,000	1,522,063

Gas—0.3%
National Grid North America, Inc. 0.900%, 11/02/20 (GBP)	4,700,000	5,919,709

Healthcare-Products—0.1%
QIAGEN NV 0.375%, 03/19/19	1,600,000	1,799,200
Terumo Corp. Zero Coupon, 12/04/19 (JPY)	120,000,000	1,247,487

		3,046,687

Healthcare-Services—0.3%
Anthem, Inc. 2.750%, 10/15/42	3,160,000	6,288,400

Holding Companies-Diversified—0.7%
Industrivarden AB Zero Coupon, 05/15/19 (SEK)	42,000,000	4,937,326
1.875%, 02/27/17 (EUR)	3,800,000	4,066,073
Wendel S.A. Zero Coupon, 07/31/19 (EUR)	6,962,900	4,122,843

		13,126,242

Home Furnishings—0.9%
Sony Corp. Zero Coupon, 09/30/22 (JPY)	199,000,000	1,802,706
Steinhoff Finance Holdings GmbH 1.250%, 08/11/22 (EUR)	11,800,000	12,570,330
4.000%, 01/30/21 (EUR)	1,600,000	2,384,885

		16,757,921

Insurance—0.3%
Swiss Life Holding AG Zero Coupon, 12/02/20 (CHF)	4,270,000	5,413,503

Internet—0.8%
Priceline Group, Inc. (The) 0.350%, 06/15/20 (b)	4,948,000	6,299,422
0.900%, 09/15/21 (b)	3,483,000	3,678,919
1.000%, 03/15/18	4,144,000	6,524,210

		16,502,551

Investment Company Security—0.2%
Ares Capital Corp. 4.375%, 01/15/19 (b)	1,851,000	1,913,471
4.750%, 01/15/18 (b)	1,785,000	1,827,394

		3,740,865

Metal Fabricate/Hardware—0.1%
RTI International Metals, Inc. 1.625%, 10/15/19 (b)	1,200,000	1,241,250

Mining—0.2%
Newmont Mining Corp. 1.625%, 07/15/17	2,921,000	2,977,594
Royal Gold, Inc. 2.875%, 06/15/19 (b)	1,456,000	1,537,900

		4,515,494

Miscellaneous Manufacturing—0.9%
Siemens Financieringsmaatschappij NV 1.050%, 08/16/17	13,750,000	15,606,250
1.650%, 08/16/19	1,750,000	2,107,788

		17,714,038

Oil & Gas—0.9%
BP Capital Markets plc 1.000%, 04/28/23 (GBP)	2,800,000	4,258,188
Eni S.p.A. Zero Coupon, 04/13/22 (EUR)	3,000,000	3,419,745

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
TOTAL S.A. 0.500%, 12/02/22 (b)	9,200,000	$9,522,000

		17,199,933

Oil & Gas Services—0.3%
Technip S.A. 0.875%, 01/25/21 (EUR)	3,600,000	5,264,052

Pharmaceuticals—0.7%
Bayer Capital Corp. B.V. 5.625%, 11/22/19 (144A) (EUR)	7,000,000	8,039,091
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26 (b)	4,383,000	4,799,385

		12,838,476

Real Estate—1.4%
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	4,500,000	2,973,794
1.950%, 10/17/23 (SGD)	7,000,000	4,780,582
Deutsche Wohnen AG 0.500%, 11/22/20 (EUR)	4,500,000	8,253,622
Grand City Properties S.A. 0.250%, 03/02/22 (EUR)	7,500,000	7,985,669
LEG Immobilien AG 0.500%, 07/01/21 (EUR)	2,800,000	4,220,707

		28,214,374

Real Estate Investment Trusts—1.4%
British Land White 2015, Ltd. Zero Coupon, 06/09/20 (GBP)	3,500,000	3,994,208
Derwent London Capital No.2 Jersey, Ltd. 1.125%, 07/24/19 (GBP)	1,400,000	1,811,628
Extra Space Storage L.P. 3.125%, 10/01/35 (144A) (b)	1,415,000	1,508,744
Fonciere Des Regions 0.875%, 04/01/19 (EUR)	4,013,600	4,131,388
Ruby Assets Pte, Ltd. 1.600%, 02/01/17 (SGD)	2,500,000	1,930,480
SL Green Operating Partnership L.P. 3.000%, 10/15/17 (144A)	1,000,000	1,389,375
Spirit Realty Capital, Inc. 2.875%, 05/15/19	2,926,000	3,044,869
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	4,865,932
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,024,241

		26,700,865

Semiconductors—3.9%
Intel Corp. 2.950%, 12/15/35	6,302,000	8,511,639
3.250%, 08/01/39	4,504,000	7,941,115
Lam Research Corp. 1.250%, 05/15/18	1,400,000	2,456,125
Novellus Systems, Inc. 2.625%, 05/15/41	5,546,000	17,265,391

Semiconductors—(Continued)
NVIDIA Corp. 1.000%, 12/01/18	4,500,000	23,850,000
STMicroelectronics NV Zero Coupon, 07/03/19	4,200,000	4,665,360
STMicroelectronics NV 1.000%, 07/03/21	1,400,000	1,590,750
Xilinx, Inc. 2.625%, 06/15/17	4,248,000	8,926,110

		75,206,490

Software—0.6%
Citrix Systems, Inc. 0.500%, 04/15/19 (b)	3,564,000	4,125,330
Red Hat, Inc. 0.250%, 10/01/19 (b)	6,920,000	8,074,775

		12,200,105

Telecommunications—1.2%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20 (EUR)	13,800,000	14,083,515
Telefonica Participaciones S.A.U. Zero Coupon, 03/09/21 (EUR)	3,700,000	3,867,543
Vodafone Group plc Zero Coupon, 11/26/20 (GBP)	4,900,000	5,878,732

		23,829,790

Transportation—0.7%
Deutsche Post AG 0.600%, 12/06/19 (EUR)	7,500,000	11,712,052
Nagoya Railroad Co., Ltd. Zero Coupon, 12/11/24 (JPY)	240,000,000	2,329,155

		14,041,207

Water—0.4%
Suez Zero Coupon, 02/27/20 (EUR)	19,262,700	3,901,273
Veolia Environnement S.A. Zero Coupon, 03/15/21 (EUR)	16,224,000	5,005,972

		8,907,245

Total Convertible Bonds (Cost $386,746,586)		389,180,101

Convertible Preferred Stocks—0.8%

Banks—0.7%
Wells Fargo & Co., Series L 7.500%, 12/31/49	11,468	13,646,920

Health Care Providers & Services—0.1%
Anthem, Inc. 5.250%, 05/01/18 (b)	27,330	1,283,144

Total Convertible Preferred Stocks (Cost $15,348,983)		14,930,064

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Household Products—0.2%
Henkel AG & Co. KGaA	29,290	$3,493,020

Machinery—0.0%
Marcopolo S.A.	143,590	120,960

Total Preferred Stocks (Cost $3,632,817)		3,613,980

U.S. Treasury & Government Agencies—0.2%

Federal Agencies—0.1%
Federal Farm Credit Bank 5.250%, 12/28/27	585,000	710,242
Tennessee Valley Authority 5.375%, 04/01/56	350,000	437,685

		1,147,927

U.S. Treasury—0.1%
U.S. Treasury Notes 1.250%, 11/15/18	1,935,000	1,937,947

Total U.S. Treasury & Government Agencies (Cost $3,078,245)		3,085,874

Municipals—0.1%
American Municipal Power, Inc., Build America Bonds 5.939%, 02/15/47	75,000	88,692
7.499%, 02/15/50	350,000	490,108
Los Angeles, Department of Airports, Build America Bonds 6.582%, 05/15/39	65,000	82,703
Los Angeles, Unified School District, Build America Bonds 5.750%, 07/01/34	100,000	123,502
6.758%, 07/01/34	75,000	100,650
Ohio University, Revenue Bonds 5.590%, 12/01/2114	300,000	315,861
Port Authority of New York & New Jersey 4.458%, 10/01/62	130,000	131,482
5.647%, 11/01/40	30,000	36,136
State of California General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	260,000	367,973
State of Massachusetts, Build America Bonds 5.456%, 12/01/39	150,000	185,556
University of California, Build America Bonds 5.770%, 05/15/43	140,000	169,795
University of California, Revenue Bonds 1.117%, 07/01/41 (c)	130,000	130,002

Total Municipals (Cost $2,122,384)		2,222,460

Foreign Government—0.1%
Security Description	Principal Amount*	Value

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	165,000	206,251
9.375%, 04/15/30	275,000	424,895

		631,146

Provincial—0.1%
Province of Quebec Canada 6.350%, 01/30/26	600,000	744,714

Total Foreign Government (Cost $1,487,397)		1,375,860

Short-Term Investments—9.8%

Repurchase Agreement—7.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $141,610,173 on 01/03/17, collateralized by $145,405,000 U.S. Treasury Notes with rates ranging from 1.125% - 1.625%, maturity dates ranging from 03/31/20 - 11/30/20, with a value of $144,444,388.	141,609,701	141,609,701

U.S. Treasury—2.5%
U.S. Treasury Bills 0.318%, 01/05/17 #(e)	2,560,000	2,559,949
0.400%, 03/23/17 #(e) (f)	4,130,000	4,125,469
0.446%, 02/23/17 (e) (f)	380,000	379,747
0.504%, 03/30/17 (e) (f)	95,000	94,887
0.545%, 05/04/17 (e) (f) (g)	40,000,000	39,920,680
0.622%, 06/22/17 #(e) (f)	2,350,000	2,343,126

		49,423,858

Total Short-Term Investments (Cost $191,039,128)		191,033,559

Securities Lending Reinvestments (h)—5.4%

Certificates of Deposit—3.1%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (c)	1,500,000	1,499,693
Barclays New York 0.894%, 02/10/17 (c)	2,000,000	2,000,647
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,100,000	1,100,025
Cooperative Rabobank UA New York 1.278%, 10/13/17 (c)	1,500,000	1,500,338
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (c)	2,500,000	2,501,972
Credit Industriel et Commercial 1.245%, 04/05/17 (c)	600,000	600,324

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG New York 1.335%, 04/03/17 (c)	600,000	$600,131
1.364%, 04/11/17 (c)	2,500,000	2,500,545
1.364%, 05/12/17 (c)	1,250,000	1,250,130
DG Bank New York 0.940%, 01/12/17	1,250,000	1,250,066
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (c)	1,200,000	1,199,790
DZ Bank London 0.990%, 03/01/17	2,000,000	2,000,420
ING Bank NV 1.265%, 04/18/17 (c)	2,500,000	2,504,583
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	2,500,000	2,500,300
KBC Brussells 1.050%, 01/27/17	1,200,000	1,200,228
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,496,558	1,499,355
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (c)	1,000,000	1,000,473
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (c)	1,000,000	1,000,301
1.436%, 04/18/17 (c)	2,700,000	2,700,848
National Australia Bank London 1.034%, 05/02/17 (c)	2,250,000	2,252,124
1.182%, 11/09/17 (c)	2,000,000	1,995,040
National Bank of Canada 0.650%, 01/06/17	5,000,000	5,000,200
Natixis New York 1.262%, 04/07/17 (c)	1,000,000	1,000,401
Rabobank London 1.281%, 10/13/17 (c)	1,500,000	1,503,598
Royal Bank of Canada New York 1.145%, 04/04/17 (c)	500,000	499,872
Standard Chartered Bank New York 1.150%, 03/21/17	5,000,000	5,000,845
Sumitomo Bank New York 1.215%, 05/05/17 (c)	250,000	250,416
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (c)	1,000,000	1,000,510
1.395%, 04/12/17 (c)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (c)	2,000,000	1,999,710
1.351%, 04/26/17 (c)	1,000,000	1,000,118
1.364%, 04/10/17 (c)	1,500,000	1,500,580
Svenska Handelsbanken New York 1.266%, 05/18/17 (c)	2,500,000	2,500,435
UBS, Stamford 1.084%, 05/12/17 (c)	1,200,000	1,199,909
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (c)	1,300,000	1,300,364
1.264%, 10/26/17 (c)	1,200,000	1,200,820

		61,116,253

Commercial Paper—1.1%
ABN AMRO Funding USA 0.910%, 01/11/17	997,725	999,689
Atlantic Asset Securitization LLC 0.990%, 01/12/17	748,144	749,757
Commonwealth Bank Australia 1.236%, 10/23/17 (c)	1,000,000	1,000,562
Den Norske ASA 1.206%, 04/27/17 (c)	1,200,000	1,200,064
Erste Abwicklungsanstalt 1.014%, 03/10/17 (c)	2,100,000	2,100,013
HSBC plc 1.216%, 04/25/17 (c)	2,800,000	2,799,880
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
0.950%, 01/03/17	997,678	999,893
Ridgefield Funding Co. LLC 1.000%, 01/03/17	498,750	499,971
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935
Starbird Funding Corp. 0.930%, 02/10/17	3,490,958	3,496,643
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,498,450	1,499,832
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,496,000	1,498,872
1.050%, 01/17/17	498,483	499,776
Westpac Banking Corp. 1.232%, 10/20/17 (c)	1,900,000	1,903,317

		20,747,587

Money Market Fund—0.1%
Fidelity Investments Money Market Treasury Portfolio	2,000,000	2,000,000

Repurchase Agreements—0.9%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $1,552,988 on 01/03/17, collateralized by $3,108,539 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $1,583,969.	1,552,910	1,552,910
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,300,137 on 01/03/17, collateralized by $1,327,170 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,326,007.	1,300,000	1,300,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $5,602,403 on 01/03/17, collateralized by various Common Stock with a value of $6,224,708.	5,600,000	$5,600,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,012,580 on 03/03/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,909,734 on 04/03/17, collateralized by various Common Stock with a value of $2,090,000.	1,900,000	1,900,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000

		18,352,910

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	1,300,000	1,300,000
1.200%, 01/23/17	500,000	500,000
Shinkin Central Bank 1.200%, 01/27/17	300,000	300,000
1.220%, 01/26/17	1,700,000	1,700,000

		3,800,000

Total Securities Lending Reinvestments (Cost $105,996,422)		106,016,750

Total Investments—97.9% (Cost $1,864,822,492) (i)		1,895,840,315
Other assets and liabilities (net)—2.1%		40,911,381

Net Assets—100.0%		$1,936,751,696

*	Principal amount stated in U.S. dollars unless otherwise noted.
#	All or a portion represents positions held in the respective subsidiary (See Note 2).
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $103,101,450 and the collateral received consisted of cash in the amount of $105,971,909. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	The rate shown represents current yield to maturity.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $7,277,552.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $27,963,438.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(i)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,884,204,561. The aggregate unrealized appreciation and depreciation of investments were $104,509,602 and $(92,873,848), respectively, resulting in net unrealized appreciation of $11,635,754 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $62,841,346, which is 3.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	18,350,169	Societe Generale	01/24/17	$13,479,614	$(244,002)
AUD	1,345,936	UBS AG	01/24/17	972,004	(1,207)
AUD	10,479,474	Australia & New Zealand Banking Corp.	03/24/17	7,613,673	(65,665)
CHF	9,023,769	State Street Bank and Trust	01/24/17	8,794,114	79,600
CHF	8,367,238	Morgan Stanley & Co. International	03/24/17	8,200,304	57,501

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
DKK	12,182,876	Goldman Sachs & Co.	01/24/17	$1,715,197	$11,893
EUR	1,232,879	Australia & New Zealand Banking Corp.	01/24/17	1,291,358	7,844
EUR	2,089,709	Australia & New Zealand Banking Corp.	01/24/17	2,321,646	(119,521)
EUR	1,988,077	HSBC Bank plc	01/24/17	2,171,219	(76,193)
EUR	2,276,786	Societe Generale	01/24/17	2,451,274	(52,008)
EUR	485,121	Standard Chartered Bank	01/24/17	519,896	(8,678)
EUR	2,057,368	Toronto Dominion Bank	01/24/17	2,152,647	15,397
GBP	1,651,546	Australia & New Zealand Banking Corp.	03/24/17	2,061,985	(22,565)
HKD	46,482,394	HSBC Bank plc	01/24/17	5,989,199	5,648
HKD	48,933,968	Citibank N.A.	03/24/17	6,300,772	11,435
ILS	4,725,919	BNP Paribas S.A.	01/24/17	1,220,999	6,406
SEK	47,276,259	Citibank N.A.	01/24/17	5,060,919	135,259
SEK	23,310,047	Credit Suisse International	03/24/17	2,503,649	66,924
SGD	3,681,607	Australia & New Zealand Banking Corp.	03/24/17	2,540,590	687

Contracts to Deliver
CHF	3,675,730	Australia & New Zealand Banking Corp.	01/24/17	3,736,968	122,361
DKK	4,426,088	Goldman Sachs & Co.	03/24/17	635,051	5,598
DKK	17,377,243	Toronto Dominion Bank	03/24/17	2,453,165	(18,126)
EUR	13,736,449	Citibank N.A.	01/24/17	14,378,378	(97,024)
EUR	132,812,408	Credit Suisse International	01/24/17	146,408,414	6,451,352
EUR	1,265,761	HSBC Bank plc	01/24/17	1,351,831	17,978
EUR	5,820,032	State Street Bank and Trust	01/24/17	6,210,224	77,103
EUR	13,948,412	Citibank N.A.	03/24/17	14,633,830	(108,165)
EUR	1,747,306	Goldman Sachs & Co.	03/24/17	1,863,961	17,244
GBP	18,445,946	Goldman Sachs & Co.	01/24/17	22,675,786	(69,996)
GBP	479,040	Toronto Dominion Bank	01/24/17	595,996	5,289
JPY	105,575,774	Australia & New Zealand Banking Corp.	01/24/17	916,820	12,434
JPY	2,245,382,068	State Street Bank and Trust	01/24/17	21,747,674	2,513,218
JPY	1,921,190,721	Toronto Dominion Bank	01/24/17	16,297,174	(160,184)
JPY	558,532,742	Australia & New Zealand Banking Corp.	03/24/17	4,775,645	(22,144)
JPY	63,483,031	Royal Bank of Canada	03/24/17	539,156	(6,163)
NOK	30,918,931	Morgan Stanley & Co. International	01/24/17	3,556,645	(24,639)
NOK	19,743,194	Deutsche Bank AG	03/24/17	2,284,787	(2,702)
SEK	38,232,800	Citibank N.A.	01/24/17	4,350,352	148,149
SGD	13,701,947	Deutsche Bank AG	01/24/17	9,870,938	410,717
SGD	617,224	Morgan Stanley & Co. International	01/24/17	428,222	2,072

Net Unrealized Appreciation					$9,083,127

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures #	01/16/17	105	USD	4,280,042	$166,708
Aluminum Futures #	03/13/17	102	USD	4,300,883	15,630
Aluminum Futures #	05/15/17	100	USD	4,272,802	(32,802)
Australian 10 Year Treasury Bond Futures	03/15/17	387	AUD	49,631,984	(141,170)
Brent Crude Oil Futures #	01/31/17	169	USD	8,246,663	1,355,917
Coffee “C” Futures #	07/19/17	39	USD	2,536,070	(463,707)
Copper Futures #	03/29/17	120	USD	6,595,088	921,412
Corn Futures #	05/12/17	328	USD	5,978,768	(115,768)
Cotton No. 2 Futures #	05/08/17	39	USD	1,350,778	34,112
Gasoline RBOB Futures #	02/28/17	60	USD	3,896,077	353,651
Gold 100 oz. Futures #	06/28/17	79	USD	9,481,496	(340,406)
Hang Seng Index Futures	01/26/17	261	HKD	283,854,792	354,544

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
KC Hard Red Winter Wheat Futures #	03/14/17	40	USD	857,193	$(20,193)
Lean Hogs Futures #	02/14/17	65	USD	1,429,702	290,198
Live Cattle Futures #	04/28/17	51	USD	2,143,900	193,430
MSCI Emerging Markets Mini Index Futures	03/17/17	240	USD	10,462,907	(156,107)
Natural Gas Futures #	02/24/17	147	USD	4,799,874	615,606
Natural Gas Futures #	02/24/17	112	USD	4,064,698	61,382
Natural Gas Futures #	04/26/17	38	USD	1,229,069	117,271
Natural Gas Futures #	05/26/17	782	USD	23,239,465	4,599,735
New York Harbor ULSD Futures #	02/28/17	66	USD	4,596,148	221,588
Nickel Futures #	03/13/17	34	USD	2,133,739	(91,495)
Nickel Futures #	05/15/17	33	USD	2,053,657	(64,747)
Russell 2000 Mini Index Futures	03/17/17	828	USD	57,441,398	(1,265,738)
S&P 500 E-Mini Index Futures	03/17/17	1,964	USD	221,398,002	(1,803,162)
S&P TSX 60 Index Futures	03/16/17	422	CAD	75,716,960	(13,853)
Silver Futures #	07/27/17	48	USD	4,033,575	(171,495)
Soybean Futures #	03/14/17	105	USD	5,414,372	(143,372)
Soybean Futures #	11/14/17	47	USD	2,215,364	109,374
Soybean Meal Futures #	03/14/17	83	USD	2,572,415	55,365
Soybean Oil Futures #	07/14/17	127	USD	2,723,295	(46,389)
Sugar No. 11 Futures #	02/28/17	198	USD	4,628,920	(302,383)
U.S. Treasury Long Bond Futures	03/22/17	157	USD	23,848,408	(195,377)
U.S. Treasury Note 10 Year Futures	03/22/17	131	USD	16,301,674	(20,831)
U.S. Treasury Note 2 Year Futures	03/31/17	60	USD	13,016,373	(15,123)
U.S. Treasury Note 5 Year Futures	03/31/17	22	USD	2,592,352	(3,743)
WTI Light Sweet Crude Oil Futures #	04/19/17	179	USD	9,629,317	403,633
Wheat Futures #	03/14/17	111	USD	2,385,440	(121,040)
Zinc Futures #	03/13/17	52	USD	3,057,107	289,093

Futures Contracts—Short
Aluminum Futures #	01/16/17	(105)	USD	(4,406,089)	(40,661)
Aluminum Futures #	03/13/17	(102)	USD	(4,351,704)	35,192
Canada Government Bond 10 Year Futures	03/22/17	(551)	CAD	(76,323,445)	405,478
Euro-Bund Futures	03/08/17	(220)	EUR	(35,644,162)	(493,522)
FTSE 100 Index Futures	03/17/17	(662)	GBP	(45,597,536)	(1,322,937)
MSCI EAFE Mini Index Futures	03/17/17	(200)	USD	(16,859,594)	103,594
Natural Gas Futures #	04/26/17	(782)	USD	(22,957,275)	(4,748,985)
Nickel Futures #	03/13/17	(34)	USD	(2,110,019)	67,775
Soybean Futures #	07/14/17	(47)	USD	(2,306,086)	(88,564)
U.S. Treasury Note 10 Year Futures	03/22/17	(2,144)	USD	(266,407,835)	(51,165)
U.S. Treasury Ultra Long Bond Futures	03/22/17	(62)	USD	(9,974,964)	39,464
United Kingdom Long Gilt Bond Futures	03/29/17	(221)	GBP	(27,343,988)	(572,378)
Zinc Futures #	03/13/17	(2)	USD	(125,606)	(3,093)

Net Unrealized Depreciation					$(2,040,054)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.420%	08/31/26	USD	180,000,000	$(14,866,425)
Pay	3M LIBOR	1.423%	08/15/26	USD	181,300,000	(14,942,173)
Pay	3M LIBOR	2.330%	12/15/26	USD	220,400,000	(665,739)

Net Unrealized Depreciation						$(30,474,337)

#	All or a portion represents positions held in the respective subsidiary (See Note 2).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,365,262	$12,428,003	$—	$15,793,265
Air Freight & Logistics	219,191	2,260,303	—	2,479,494
Airlines	1,737,289	2,661,318	—	4,398,607
Auto Components	831,163	5,045,838	—	5,877,001
Automobiles	2,808,564	24,605,974	—	27,414,538
Banks	26,275,517	51,900,874	—	78,176,391
Beverages	8,259,076	9,143,197	—	17,402,273
Biotechnology	6,089,849	6,319,836	—	12,409,685
Building Products	1,268,490	3,095,396	—	4,363,886
Capital Markets	7,799,508	8,488,801	—	16,288,309
Chemicals	4,533,899	6,023,939	—	10,557,838
Commercial Services & Supplies	—	781,847	—	781,847
Communications Equipment	801,525	—	—	801,525
Construction & Engineering	392,167	2,740,697	—	3,132,864
Construction Materials	1,143,239	—	—	1,143,239
Consumer Finance	2,213,881	—	—	2,213,881
Containers & Packaging	1,174,152	—	—	1,174,152
Diversified Financial Services	3,340,411	6,025,981	—	9,366,392
Diversified Telecommunication Services	3,743,642	21,259,618	—	25,003,260

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electric Utilities	$5,219,272	$13,120,775	$—	$18,340,047
Electrical Equipment	1,217,616	2,325,739	—	3,543,355
Electronic Equipment, Instruments & Components	1,341,330	5,002,828	—	6,344,158
Energy Equipment & Services	2,005,958	2,736,099	—	4,742,057
Equity Real Estate Investment Trusts	5,264,198	8,933,648	—	14,197,846
Food & Staples Retailing	5,735,817	10,230,164	—	15,965,981
Food Products	2,652,455	12,685,464	—	15,337,919
Gas Utilities	793,965	953,265	—	1,747,230
Health Care Equipment & Supplies	3,656,175	2,414,118	—	6,070,293
Health Care Providers & Services	6,318,341	3,560,133	—	9,878,474
Hotels, Restaurants & Leisure	2,527,224	4,949,760	—	7,476,984
Household Durables	839,302	2,664,403	—	3,503,705
Household Products	3,535,144	1,455,732	—	4,990,876
Industrial Conglomerates	5,864,886	7,501,912	—	13,366,798
Insurance	5,847,930	27,520,766	—	33,368,696
Internet & Direct Marketing Retail	3,631,620	—	—	3,631,620
Internet Software & Services	14,115,059	4,021,568	—	18,136,627
IT Services	10,369,542	10,948,122	—	21,317,664
Life Sciences Tools & Services	1,419,524	—	—	1,419,524
Machinery	4,402,060	4,036,208	—	8,438,268
Media	9,765,349	10,199,396	—	19,964,745
Metals & Mining	919,021	9,955,051	—	10,874,072
Multi-Utilities	1,562,993	2,278,291	—	3,841,284
Multiline Retail	669,741	4,226,343	—	4,896,084
Oil, Gas & Consumable Fuels	15,896,205	16,358,844	—	32,255,049
Paper & Forest Products	—	2,238,928	—	2,238,928
Pharmaceuticals	12,591,609	37,088,269	—	49,679,878
Professional Services	—	656,046	—	656,046
Real Estate Management & Development	—	9,489,410	—	9,489,410
Road & Rail	3,279,953	4,415,199	—	7,695,152
Semiconductors & Semiconductor Equipment	12,417,676	10,753,741	—	23,171,417
Software	9,484,698	880,156	—	10,364,854
Specialty Retail	8,135,638	4,141,793	—	12,277,431
Technology Hardware, Storage & Peripherals	11,847,338	—	—	11,847,338
Textiles, Apparel & Luxury Goods	373,541	4,059,642	—	4,433,183
Thrifts & Mortgage Finance	—	1,919,883	—	1,919,883
Tobacco	2,802,727	13,459,739	—	16,262,466
Trading Companies & Distributors	—	12,161,363	—	12,161,363
Transportation Infrastructure	—	682,498	—	682,498
Wireless Telecommunication Services	582,264	6,859,398	—	7,441,662
Total Common Stocks	253,082,996	439,666,316	—	692,749,312
Total Corporate Bonds & Notes*	—	491,632,355	—	491,632,355
Total Convertible Bonds*	—	389,180,101	—	389,180,101
Total Convertible Preferred Stocks*	14,930,064	—	—	14,930,064
Total Preferred Stocks*	—	3,613,980	—	3,613,980
Total U.S. Treasury & Government Agencies*	—	3,085,874	—	3,085,874
Total Municipals	—	2,222,460	—	2,222,460
Total Foreign Government*	—	1,375,860	—	1,375,860
Short-Term Investments
Repurchase Agreement	—	141,609,701	—	141,609,701
U.S. Treasury	—	49,423,858	—	49,423,858
Total Short-Term Investments	—	191,033,559	—	191,033,559
Securities Lending Reinvestments
Certificates of Deposit	—	61,116,253	—	61,116,253
Commercial Paper	—	20,747,587	—	20,747,587
Money Market Fund	2,000,000	—	—	2,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$—	$18,352,910	$—	$18,352,910
Time Deposits	—	3,800,000	—	3,800,000
Total Securities Lending Reinvestments	2,000,000	104,016,750	—	106,016,750
Total Investments	$270,013,060	$1,625,827,255	$—	$1,895,840,315

Collateral for Securities Loaned (Liability)	$—	$(105,971,909)	$—	$(105,971,909)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,182,109	$—	$10,182,109
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,098,982)	—	(1,098,982)
Total Forward Contracts	$—	$9,083,127	$—	$9,083,127
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,810,152	$—	$—	$10,810,152
Futures Contracts (Unrealized Depreciation)	(12,850,206)	—	—	(12,850,206)
Total Futures Contracts	$(2,040,054)	$—	$—	$(2,040,054)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(30,474,337)	$—	$(30,474,337)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $51,803 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,895,840,315
Cash	92,798,275
Cash denominated in foreign currencies (c)	11,256,833
Cash collateral for futures contracts	28,155,016
Unrealized appreciation on forward foreign currency exchange contracts	10,182,109
Receivable for:
Investments sold	347,491
Fund shares sold	135,560
Dividends and interest	7,493,677
Variation margin on centrally cleared swap contracts	2,217,355
Prepaid expenses	5,681

Total Assets	2,048,432,312
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,098,982
Collateral for securities loaned	105,971,909
Payables for:
Investments purchased	26,246
Fund shares redeemed	583,094
Foreign taxes	19,611
Variation margin on futures contracts	1,794,859
Accrued Expenses:
Management fees	1,109,018
Distribution and service fees	410,257
Deferred trustees’ fees	76,814
Other expenses	589,826

Total Liabilities	111,680,616

Net Assets	$1,936,751,696

Net Assets Consist of:
Paid in surplus	$1,910,495,314
Undistributed net investment income	33,505,782
Accumulated net realized loss	(14,693,049)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	7,443,649

Net Assets	$1,936,751,696

Net Assets
Class B	$1,936,751,696
Capital Shares Outstanding*
Class B	176,764,954
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $103,101,450.
(b)	Identified cost of investments was $1,864,822,492.
(c)	Identified cost of cash denominated in foreign currencies was $11,265,833.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$18,036,977
Interest (b)	24,643,536
Securities lending income	454,515
Other income (c)	193,387

Total investment income	43,328,415
Expenses
Management fees	14,002,363
Administration fees	110,042
Custodian and accounting fees	509,262
Distribution and service fees—Class B	4,849,058
Audit and tax services	98,427
Legal	36,637
Trustees’ fees and expenses	45,228
Shareholder reporting	78,465
Insurance	12,291
Miscellaneous	74,796

Total expenses	19,816,569
Less management fee waiver	(894,812)

Net expenses	18,921,757

Net Investment Income	24,406,658

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(12,123,013)
Futures contracts	(9,737,747)
Swap contracts	26,562,995
Foreign currency transactions	9,648,923

Net realized gain	14,351,158

Net change in unrealized appreciation (depreciation) on:
Investments	40,418,300
Futures contracts	(717,283)
Swap contracts	(27,827,815)
Foreign currency transactions	6,101,675

Net change in unrealized appreciation	17,974,877

Net realized and unrealized gain	32,326,035

Net Increase in Net Assets From Operations	$56,732,693

(a)	Net of foreign withholding taxes of $1,204,018.
(b)	Net of foreign withholding taxes of $4,445.
(c)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,406,658	$18,346,791
Net realized gain	14,351,158	51,254,189
Net change in unrealized appreciation (depreciation)	17,974,877	(58,813,203)

Increase in net assets from operations	56,732,693	10,787,777

From Distributions to Shareholders
Net investment income
Class B	(41,184,198)	(46,915,042)
Net realized capital gains
Class B	(33,016,867)	(81,319,406)

Total distributions	(74,201,065)	(128,234,448)

Increase in net assets from capital share transactions	109,630,620	313,386,746

Total increase in net assets	92,162,248	195,940,075

Net Assets
Beginning of period	1,844,589,448	1,648,649,373

End of period	$1,936,751,696	$1,844,589,448

Undistributed net investment income
End of period	$33,505,782	$31,124,393

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	15,930,518	$174,840,705	24,116,354	$275,131,969
Reinvestments	6,838,808	74,201,065	11,378,389	128,234,448
Redemptions	(12,680,708)	(139,411,150)	(7,882,474)	(89,979,671)

Net increase	10,088,618	$109,630,620	27,612,269	$313,386,746

Increase derived from capital shares transactions		$109,630,620		$313,386,746

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.07	$11.86	$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14 (c)	0.12	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments	0.18	(0.01)	0.66	1.07 (d)	0.58

Total from investment operations	0.32	0.11	0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.24)	(0.33)	(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	(0.19)	(0.57)	(0.37)	(0.06)	(0.06)

Total distributions	(0.43)	(0.90)	(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$10.96	$11.07	$11.86	$11.58	$10.50

Total Return (%) (e)	2.90	0.89	6.98	10.99	6.02	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.03	1.05	1.08	1.32	(g)
Net ratio of expenses to average net assets (%) (h)	0.98	0.99	1.00	1.08	1.25	(g)
Ratio of net investment income to average net assets (%)	1.26 (c)	1.06	1.09	0.71	0.24	(g)
Portfolio turnover rate (%)	38	52	45	45	33	(f)
Net assets, end of period (in millions)	$1,936.8	$1,844.6	$1,648.6	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $101,694,538 in the Subsidiary, representing 5.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$101,822,569
Total Liabilities	(128,031)
Net Assets	101,694,538
Net Investment Income	15,475
Net Realized Gain	2,957,969
Net Change in Unrealized Appreciation	3,219,438
Net Increase in Net Assets from Operations	6,192,882

MIST-42

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, real estate investment trust (REIT) adjustments, distribution re-designations, foreign capital gain tax reclass, convertible preferred stock, convertible bonds, adjustments to prior period accumulated balances, passive foreign investment companies (PFICs) transactions and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $141,609,701. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,352,910. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time

MIST-45

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(26,454,323)	$—	$—	$—	$(26,454,323)
Convertible Bonds	(23,292,371)	—	—	—	(23,292,371)
Convertible Preferred Stocks	(91,688)	—	—	—	(91,688)
Corporate Bonds & Notes	(56,133,527)	—	—	—	(56,133,527)
Total	$(105,971,909)	$—	$—	$—	$(105,971,909)
Total Borrowings	$(105,971,909)	$—	$—	$—	$(105,971,909)
Gross amount of recognized liabilities for securities lending transactions					$(105,971,909)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must

MIST-46

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$30,474,337
	Unrealized appreciation on futures contracts (a) (c)	$444,942	Unrealized depreciation on futures contracts (a) (c)	1,493,309
Equity	Unrealized appreciation on futures contracts (a) (c)	458,138	Unrealized depreciation on futures contracts (a) (c)	4,561,797
Commodity	Unrealized appreciation on futures contracts (a) (c)	9,907,072	Unrealized depreciation on futures contracts (a) (c)	6,795,100
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,182,109	Unrealized depreciation on forward foreign currency exchange contracts	1,098,982

		$20,992,261		$44,423,525

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received	Net Amount*
Australia & New Zealand Banking Corp.	$143,326	$(143,326)	$—	$—
BNP Paribas S.A.	6,406	—	—	6,406
Citibank N.A.	294,843	(205,189)	—	89,654
Credit Suisse International	6,518,276	—	—	6,518,276
Deutsche Bank AG	410,717	(2,702)	—	408,015
Goldman Sachs & Co.	34,735	(34,735)	—	—
HSBC Bank plc	23,626	(23,626)	—	—
Morgan Stanley & Co. International	59,573	(24,639)	—	34,934
State Street Bank and Trust	2,669,921	—	—	2,669,921
Toronto Dominion Bank	20,686	(20,686)	—	—

	$10,182,109	$(454,903)	$—	$9,727,206

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged	Net Amount**
Australia & New Zealand Banking Corp.	$229,895	$(143,326)	$—	$86,569
Citibank N.A.	205,189	(205,189)	—	—
Deutsche Bank AG	2,702	(2,702)	—	—
Goldman Sachs & Co.	69,996	(34,735)	—	35,261
HSBC Bank plc	76,193	(23,626)	—	52,567
Morgan Stanley & Co. International	24,639	(24,639)	—	—
Royal Bank of Canada	6,163	—	—	6,163
Societe Generale	296,010	—	—	296,010
Standard Chartered Bank	8,678	—	—	8,678
Toronto Dominion Bank	178,310	(20,686)	—	157,624
UBS AG	1,207	—	—	1,207

	$1,098,982	$(454,903)	$—	$644,079

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$10,688,585	$10,688,585
Futures contracts	(2,876,384)	(9,819,333)	2,957,970	—	(9,737,747)
Swap contracts	26,562,995	—	—	—	26,562,995

	$23,686,611	$(9,819,333)	$2,957,970	$10,688,585	$27,513,833

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$6,099,922	$6,099,922
Futures contracts	(384,243)	(3,553,148)	3,220,108	—	(717,283)
Swap contracts	(27,827,815)	—	—	—	(27,827,815)

	$(28,212,058)	$(3,553,148)	$3,220,108	$6,099,922	$(22,445,176)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$359,427,442
Futures contracts long	126,548,214
Futures contracts short	(142,851,445)
Swap contracts	577,491,667

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

MIST-49

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-50

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$770,331	$791,033,026	$4,686,481	$571,562,636

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$14,002,363	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-51

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$57,667,890	$94,398,751	$16,533,175	$33,835,697	$74,201,065	$128,234,448

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$51,056,878	$—	$(14,834,601)	$(9,889,082)	$26,333,195

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no short-term accumulated capital losses and long-term accumulated capital losses of $9,889,082.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-52

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JP Morgan Global Active Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of JPMorgan Global Active Allocation Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Global Active Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-53

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-54

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-55

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-56

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-57

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-58

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year, three-year, and since-inception (beginning April 30, 2012) periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the three-year period ended October 31, 2016, but underperformed its benchmark for the one-year and since-inception periods ended October 31, 2016. In addition, the Board considered that the Portfolio underperformed its blended benchmark for the one-year, three-year, and since-inception periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-59

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-60

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-61

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-62

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-63

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 30.86% and 30.51%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 31.74%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi (“RMB”), crude oil prices falling below $30.00 a barrel, fears of a global economic slowdown, and “Brexit”, the unexpected vote by the citizens of the United Kingdom to “leave” the European Union (“E.U.”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th president of the United States.

In January’s first week, mixed signals from Chinese policymakers on the direction of the Chinese RMB rattled equity markets. The Chinese RMB was again suddenly devalued, prompting fears of a much greater devaluation to follow. Given mounting concerns over a global economic slowdown, the S&P 500 Index reached a closing low of 1,829.08 on February 11th. On the same day, crude prices also reached their low for the year, closing at $26.21 a barrel. Monetary policy garnered most of the headlines in March. The Federal Reserve (the “Fed”) announced that it would maintain the Federal Funds rate at its current range of 0.25% to 0.50%, which was widely expected. However, the reduction in the Fed’s projections for the number of rate increases for 2016, from four to two, propelled equity markets higher.

Equity markets were quite choppy through the spring as investors remained on edge over the subpar growth of the U.S. economy. As the summer months approached, investor focus turned towards the British referendum on E.U. membership. The outcome caught investors by surprise as the majority of British voters voted in favor of leaving the E.U., which initially threw global equity markets, bond yields and the British pound into a tailspin. Once investors realized that the potential economic impact would be more localized to the United Kingdom, global equity markets rebounded. The S&P 500 Index rallied on June’s final three trading days to finish the year’s first six months with a gain of 3.8%. While the market’s resilience was impressive, the tone of the market remained defensive.

After a very weak May employment report, which led many to question the health of the U.S. economy, job gains came roaring back in June. The June Employment Report showed that the U.S. economy added 271,000 new jobs, beating consensus expectations handily. Throughout July, U.S. economic data continued to surprise to the upside. With the impressive run of better-than-expected economic data, The Citi Economic Surprise Index, a measure of how data releases compare to market expectations, reached its highest level since September of 2014. As investors no longer feared a U.S. recession, the S&P 500 Index broke its previous high set in May 2015 on July 11th and the rotation between the cyclical and the defensive sectors began to take hold.

Equity markets were quite calm during the late summer. Volatility returned in September as investor focus again turned to the future direction of monetary policy as the European Central Bank, the Bank of England, the Bank of Japan, and the Fed were all scheduled to meet. Given both expectations that central banks will no longer increase their accommodation and higher levels of fiscal spending, sovereign bond yields rose throughout the third quarter.

The year’s final quarter began with U.S. equity markets continuing to drift lower over concerns of the continued rise in bond yields and increased focus on the upcoming U.S. presidential election. Market volatility increased after it was announced that Hillary Clinton was again under investigation by the FBI on alleged misuse of e-mails. The S&P 500 Index declined for nine consecutive sessions between October 25th and November 4th. However, the daily losses were moderate, with the S&P 500 Index down 3.1% over the period. U.S. equity markets rebounded in the days leading up to the election as the FBI announced that Ms. Clinton should not face charges with respect to the newly discovered e-mails.

The combination of the FBI announcement and polls showing Hillary Clinton with a widening lead over Donald Trump pushed equities higher into the election. However, in a surprising turn of events, Donald Trump was elected the 45th president of the United States. As investors anticipated a pro-growth agenda to be put forth by President-elect Trump, equity markets rallied, bond yields rose, and the U.S. dollar, which had been stable for most of the year, strengthened. The yield on the U.S. 10-year U.S. Treasury bond, which rose steadily from its July low of 1.36%, climbed to 2.45% at year-end, with the majority of the increase coming after the election. The U.S. dollar, which was stable for most of the year, strengthened. The broadest measure of the U.S. dollar is the Trade Weighted U.S. Dollar Index calculated by the Fed, which rose 4.4% for the year, most of that also occurring after the election.

Investors’ attention turned to the upcoming Fed meeting in mid-December. Given that the market-based probability for the Fed to raise interest rates was virtually 100%, it was no surprise that the Fed decided to raise rates by 0.25% to a range of 0.50% to 0.75%. Since the rate action was fully anticipated, the Fed’s updated projections for growth, inflation and the future path of interest rate increases were the focus. As Trump’s desire for fiscal expansion and tax reform have elevated growth expectations, this was reflected in the Fed’s upward revisions to its near-term growth and inflation forecasts. The Fed also increased its projection for the federal funds rate at the end

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*—(Continued)

of 2017 from the September forecast of 1.125% to 1.375%, now signaling three potential hikes in the upcoming year.

Despite the S&P 500 Index making 18 new highs in 2016, the turn in investor sentiment and Trump’s proposals favoring U.S.-centric companies enabled small-cap stocks to be the clear winners in 2016. Small-cap stocks, as measured by the Russell 2000 Index, rose 21.3% dramatically outperforming the S&P 500 Index, which advanced a very respectable 12.0%. Within the S&P 500 Index, the Energy sector, which returned 27.3%, was the top performer, given the recovery in crude oil prices throughout the year. Crude oil prices closed 2016 at $53.72 a barrel, increasing more than 100% from the February lows. Real Estate was the worst-performing sector, declining 5.7% due to the considerable rise in bond yields.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Broadly, stock selection in the Health Care and Materials sectors hurt Portfolio returns. Within the Energy sector, the Portfolio’s overweight position in Stone Energy detracted from performance. Shares declined during the period given a series of negative earnings results due to depressed crude oil prices. Additionally, management announced in December that the company filed for court approval for a restructuring plan to eliminate about $1.2 billion in outstanding debt, underscoring the severity of the company’s financial condition. Within the Consumer Discretionary sector, the Portfolio’s overweight position in Abercrombie & Fitch also detracted from performance. Shares declined during the period following a series of weak earnings reports, particularly in the third quarter after earnings fell short of analyst earnings-per-share estimates for the quarter. Management cited flagship stores and tourist locations as a major headwind for the company, compounded by weakness in several seasonal categories, which led to gross margin pressure and a negative impact on the stock. Additionally, management reduced its outlook for the fourth quarter, reflecting higher net store closures for the year and a negative earnings impact from foreign exchange headwinds.

Alternatively, stock selection in the Consumer Discretionary and Energy sectors aided returns. The Children’s Place Retail Stores and Quad/Graphics were the top contributors. Within the Consumer Discretionary sector, an overweight position in The Children’s Place contributed to performance. Shares rose during the period after management announced a series of consistently strong earnings results driven by gross margin expansion as a result of higher unit retail sales prices. Additionally, the stock spiked following the U.S. presidential election, as investors were optimistic that a combination of potential corporate tax cuts in the U.S. and a stronger consumer would have a positive impact for domestic retailers, leaving the company in a solid position to benefit. An overweight position in Quad/Graphics also contributed to performance. Shares outperformed during the period as the company posted stellar financial performance over the past four quarters, driven by significant headway made on a $100 million cost-cutting initiative in 2016, a reduction in leverage over the past year, and an improvement in free cash flow from a reduction in capital expenditures. Although the commercial print industry is undergoing a secular decline, the company’s impressive financial stability and dividend yield throughout the year helped the stock outperform.

From our proprietary attribution framework, during the year, the Alpha Model made positive contributions to performance, while various risk factors detracted. From an alpha factor perspective, Valuation, Capital Deployment, and Earnings Quality were additive to performance. There have been no changes to the way the Portfolio has been managed during the reporting period. Further, we remained firmly committed to our disciplined and dispassionate investment process. We believed valuation would continue to drive long-term returns. As of December 31, 2016, the Portfolio’s largest sector overweights were in the Industrials and Information Technology sectors, and the Portfolio’s largest underweights were in the Consumer Discretionary and Financials sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Asset Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	30.86	14.38	7.23	—
Class B	30.51	14.09	—	8.32
Russell 2000 Value Index	31.74	15.07	6.26	—

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings
% of Net Assets
Westamerica Bancorp	1.1
EMCOR Group, Inc.	1.1
Benchmark Electronics, Inc.	1.1
DigitalGlobe, Inc.	1.0
ACCO Brands Corp.	1.0
REX American Resources Corp.	1.0
FTI Consulting, Inc.	0.9
Primerica, Inc.	0.9
FCB Financial Holdings, Inc.- Class A	0.9
Cooper Tire & Rubber Co.	0.9

Top Sectors
% of Net Assets
Financials	30.8
Industrials	15.4
Information Technology	10.9
Real Estate	9.5
Consumer Discretionary	8.4
Utilities	5.8
Energy	5.2
Health Care	4.7
Materials	4.2
Consumer Staples	2.2

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.74%	$1,000.00	$1,227.80	$4.14
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

Class B(a)	Actual	0.99%	$1,000.00	$1,226.20	$5.54
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.03

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
AAR Corp. (a)	65,100	$2,151,555
Curtiss-Wright Corp.	23,400	2,301,624
DigitalGlobe, Inc. (b)	193,900	5,555,235
Moog, Inc. - Class A (b)	25,000	1,642,000

		11,650,414

Air Freight & Logistics—0.2%
Atlas Air Worldwide Holdings, Inc. (a) (b)	21,300	1,110,795

Airlines—0.4%
Alaska Air Group, Inc. (a)	24,300	2,156,139

Auto Components—1.6%
Cooper Tire & Rubber Co. (a)	130,200	5,058,270
Dana, Inc.	169,000	3,207,620
Stoneridge, Inc. (b)	44,900	794,281

		9,060,171

Banks—19.8%
1st Source Corp.	31,391	1,401,922
American National Bankshares, Inc. (a)	1,800	62,640
BancFirst Corp.	18,700	1,740,035
BancorpSouth, Inc.	108,800	3,378,240
Bank of Hawaii Corp. (a)	47,600	4,221,644
Brookline Bancorp, Inc.	21,800	357,520
Bryn Mawr Bank Corp.	9,000	379,350
Capital Bank Financial Corp. - Class A	53,200	2,088,100
Cascade Bancorp (b)	24,171	196,269
Cathay General Bancorp (a)	60,000	2,281,800
Central Pacific Financial Corp.	140,901	4,427,109
Central Valley Community Bancorp (a)	7,000	139,720
Century Bancorp, Inc. - Class A	2,400	144,000
Citizens & Northern Corp.	5,600	146,720
City Holding Co. (a)	42,109	2,846,568
Columbia Banking System, Inc. (a)	15,800	705,944
Community Bank System, Inc. (a)	39,500	2,440,705
Community Trust Bancorp, Inc.	35,616	1,766,554
Customers Bancorp, Inc. (a) (b)	30,300	1,085,346
East West Bancorp, Inc.	3,628	184,411
FCB Financial Holdings, Inc. - Class A (b)	107,000	5,103,900
Financial Institutions, Inc.	20,199	690,806
First Bancorp (a)	8,800	238,832
First BanCorp (b)	352,600	2,330,686
First Busey Corp. (a)	21,966	676,113
First Citizens BancShares, Inc. - Class A	2,400	852,000
First Commonwealth Financial Corp. (a)	353,500	5,012,630
First Community Bancshares, Inc. (a)	17,500	527,450
First Financial Bancorp	31,500	896,175
First Financial Bankshares, Inc. (a)	22,000	994,400
First Financial Corp.	6,000	316,800
First Hawaiian, Inc. (a)	28,100	978,442
First Interstate BancSystem, Inc. - Class A (a)	25,800	1,097,790
Flushing Financial Corp. (a)	42,500	1,249,075
Fulton Financial Corp.	102,900	1,934,520
Glacier Bancorp, Inc. (a)	61,800	2,239,014
Great Southern Bancorp, Inc.	10,700	584,755

Banks—(Continued)
Great Western Bancorp, Inc. (a)	43,100	1,878,729
Guaranty Bancorp	13,200	319,440
Hancock Holding Co.	96,800	4,172,080
Heritage Financial Corp.	7,134	183,700
Hope Bancorp, Inc. (a)	229,729	5,028,768
Independent Bank Corp.	6,000	130,200
Investors Bancorp, Inc. (a)	283,300	3,952,035
Lakeland Financial Corp.	12,200	577,792
MainSource Financial Group, Inc.	48,704	1,675,418
Mercantile Bank Corp.	5,500	207,350
OFG Bancorp	163,945	2,147,679
Pacific Continental Corp.	22,785	497,852
PacWest Bancorp	45,300	2,466,132
Park Sterling Corp.	15,400	166,166
Preferred Bank (a)	5,100	267,342
Republic Bancorp, Inc. - Class A	5,700	225,378
S&T Bancorp, Inc. (a)	6,400	249,856
Sandy Spring Bancorp, Inc.	7,800	311,922
Sierra Bancorp	5,000	132,950
Southside Bancshares, Inc.	22,056	830,850
Southwest Bancorp, Inc.	35,400	1,026,600
State Bank Financial Corp. (a)	16,700	448,562
Stock Yards Bancorp, Inc. (a)	5,500	258,225
Suffolk Bancorp	5,100	218,382
Tompkins Financial Corp. (a)	6,459	610,634
TriState Capital Holdings, Inc. (b)	7,400	163,540
Trustmark Corp. (a)	103,200	3,679,080
UMB Financial Corp. (a)	64,800	4,997,376
Umpqua Holdings Corp.	171,761	3,225,672
Union Bankshares Corp.	116,974	4,180,651
Univest Corp. of Pennsylvania (a)	3,534	109,201
Valley National Bancorp (a)	22,074	256,941
Washington Trust Bancorp, Inc.	11,100	622,155
Webster Financial Corp. (a)	32,500	1,764,100
West Bancorp, Inc.	6,720	165,984
Westamerica Bancorp (a)	100,100	6,299,293
Western Alliance Bancorp (b)	4,564	222,312

		109,388,332

Biotechnology—1.5%
ACADIA Pharmaceuticals, Inc. (a) (b)	9,900	285,516
Acorda Therapeutics, Inc. (a) (b)	16,800	315,840
Adverum Biotechnologies, Inc. (a) (b)	2,200	6,380
AMAG Pharmaceuticals, Inc. (b)	19,000	661,200
Ardelyx, Inc. (a) (b)	60,700	861,940
Cara Therapeutics, Inc. (a) (b)	11,400	105,906
Chimerix, Inc. (b)	86,900	399,740
Enanta Pharmaceuticals, Inc. (b)	24,200	810,700
Epizyme, Inc. (b)	3,600	43,560
Five Prime Therapeutics, Inc. (a) (b)	12,900	646,419
Idera Pharmaceuticals, Inc. (a) (b)	484,200	726,300
Immune Design Corp. (b)	4,100	22,550
Insmed, Inc. (a) (b)	12,200	161,406
Karyopharm Therapeutics, Inc. (b)	1,600	15,040
MacroGenics, Inc. (b)	4,200	85,848
NantKwest, Inc. (a) (b)	21,400	122,408

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
PTC Therapeutics, Inc. (b)	45,500	$496,405
Radius Health, Inc. (b)	18,200	692,146
Rigel Pharmaceuticals, Inc. (b)	176,400	419,832
Sage Therapeutics, Inc. (b)	1,500	76,590
Seres Therapeutics, Inc. (b)	21,800	215,820
Ultragenyx Pharmaceutical, Inc. (a) (b)	3,300	232,023
Versartis, Inc. (b)	38,600	575,140
Voyager Therapeutics, Inc. (a) (b)	17,600	224,224
Zafgen, Inc. (b)	4,100	13,038

		8,215,971

Building Products—0.1%
Gibraltar Industries, Inc. (a) (b)	7,000	291,550

Capital Markets—1.3%
Arlington Asset Investment Corp. - Class A (a)	12,700	188,214
Cowen Group, Inc. - Class A (a) (b)	14,074	218,147
Investment Technology Group, Inc. (a)	14,700	290,178
KCG Holdings, Inc. - Class A (a) (b)	214,300	2,839,475
Oppenheimer Holdings, Inc. - Class A	13,309	247,547
Stifel Financial Corp. (b)	40,200	2,007,990
Virtus Investment Partners, Inc.	8,000	944,400
Waddell & Reed Financial, Inc. - Class A (a)	13,200	257,532

		6,993,483

Chemicals—1.5%
American Vanguard Corp. (a)	27,200	520,880
Innophos Holdings, Inc.	5,800	303,108
Innospec, Inc.	13,100	897,350
Minerals Technologies, Inc.	30,400	2,348,400
Rayonier Advanced Materials, Inc. (a)	257,000	3,973,220

		8,042,958

Commercial Services & Supplies—2.7%
ACCO Brands Corp. (b)	422,700	5,516,235
ARC Document Solutions, Inc. (b)	215,990	1,097,229
Ceco Environmental Corp.	36,400	507,780
Ennis, Inc.	24,300	421,605
Essendant, Inc.	35,000	731,500
Quad/Graphics, Inc.	99,907	2,685,500
VSE Corp.	37,800	1,468,152
West Corp.	97,100	2,404,196

		14,832,197

Communications Equipment—1.5%
Bel Fuse, Inc. - Class B	64,000	1,977,600
Black Box Corp. (a)	110,292	1,681,953
Comtech Telecommunications Corp.	43,682	517,632
InterDigital, Inc.	19,600	1,790,460
NETGEAR, Inc. (b)	46,500	2,527,275

		8,494,920

Construction & Engineering—1.5%
Argan, Inc. (a)	10,410	734,426
EMCOR Group, Inc.	88,900	6,290,564

Construction & Engineering—(Continued)
MYR Group, Inc. (b)	27,200	1,024,896

		8,049,886

Construction Materials—0.1%
Forterra, Inc. (b)	21,500	465,690

Consumer Finance—0.8%
EZCORP, Inc. - Class A (a) (b)	98,200	1,045,830
FirstCash, Inc. (a)	32,724	1,538,028
Nelnet, Inc. - Class A	26,300	1,334,725
Regional Management Corp. (b)	16,500	433,620

		4,352,203

Containers & Packaging—0.3%
Graphic Packaging Holding Co.	106,600	1,330,368
Myers Industries, Inc.	15,900	227,370

		1,557,738

Diversified Consumer Services—1.1%
American Public Education, Inc. (b)	19,900	488,545
Ascent Capital Group, Inc. - Class A (b)	82,000	1,333,320
DeVry Education Group, Inc. (a)	8,400	262,080
K12, Inc. (b)	81,083	1,391,384
Regis Corp. (a) (b)	160,800	2,334,816

		5,810,145

Diversified Financial Services—0.1%
FNFV Group (a) (b)	19,400	265,780
Marlin Business Services Corp.	9,474	198,007

		463,787

Diversified Telecommunication Services—0.5%
Intelsat S.A. (b)	61,000	162,870
Windstream Holdings, Inc. (a)	363,400	2,663,722

		2,826,592

Electric Utilities—1.5%
El Paso Electric Co.	86,405	4,017,833
Portland General Electric Co. (a)	95,900	4,155,347
Spark Energy, Inc. - Class A (a)	6,300	190,890

		8,364,070

Electrical Equipment—0.3%
General Cable Corp. (a)	54,400	1,036,320
Powell Industries, Inc.	18,000	702,000

		1,738,320

Electronic Equipment, Instruments & Components—3.5%
Benchmark Electronics, Inc. (b)	194,200	5,923,100
Insight Enterprises, Inc. (a) (b)	59,300	2,398,092
InvenSense, Inc. (b)	196,400	2,511,956
Sanmina Corp. (b)	17,700	648,705
SYNNEX Corp.	16,200	1,960,524

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Tech Data Corp. (a) (b)	35,400	$2,997,672
Vishay Intertechnology, Inc. (a)	188,200	3,048,840

		19,488,889

Energy Equipment & Services—2.0%
Archrock, Inc.	11,600	153,120
Atwood Oceanics, Inc. (a)	35,400	464,802
Geospace Technologies Corp. (b)	9,700	197,492
Parker Drilling Co. (a) (b)	89,800	233,480
Pioneer Energy Services Corp. (a) (b)	380,300	2,605,055
SEACOR Holdings, Inc. (b)	21,700	1,546,776
Seadrill, Ltd. (a) (b)	1,090,600	3,718,946
Unit Corp. (b)	77,200	2,074,364

		10,994,035

Equity Real Estate Investment Trusts—8.6%
American Assets Trust, Inc.	6,700	288,636
Apartment Investment & Management Co. - Class A	57,100	2,595,195
Ashford Hospitality Trust, Inc.	259,595	2,014,457
CBL & Associates Properties, Inc. (a)	105,000	1,207,500
Cedar Realty Trust, Inc. (a)	79,700	520,441
CoreSite Realty Corp. (a)	24,100	1,912,817
DCT Industrial Trust, Inc.	91,475	4,379,823
DiamondRock Hospitality Co.	92,500	1,066,525
DuPont Fabros Technology, Inc. (a)	20,100	882,993
EPR Properties	19,100	1,370,807
FelCor Lodging Trust, Inc.	206,169	1,651,414
First Industrial Realty Trust, Inc.	36,600	1,026,630
First Potomac Realty Trust	141,700	1,554,449
Franklin Street Properties Corp.	14,100	182,736
Getty Realty Corp. (a)	42,429	1,081,515
Gladstone Commercial Corp. (a)	21,200	426,120
Government Properties Income Trust (a)	132,300	2,522,300
Gramercy Property Trust (a)	57,300	526,014
Highwoods Properties, Inc.	8,600	438,686
Hospitality Properties Trust	46,200	1,466,388
InfraREIT, Inc.	61,600	1,103,256
Kite Realty Group Trust	35,300	828,844
LaSalle Hotel Properties	23,000	700,810
LTC Properties, Inc. (a)	28,700	1,348,326
Mack-Cali Realty Corp.	36,900	1,070,838
Mid-America Apartment Communities, Inc.	4,132	404,606
Monogram Residential Trust, Inc.	67,700	732,514
Pebblebrook Hotel Trust (a)	37,300	1,109,675
Pennsylvania Real Estate Investment Trust	87,000	1,649,520
Potlatch Corp.	53,200	2,215,780
PS Business Parks, Inc. (a)	24,400	2,843,088
RAIT Financial Trust	133,700	449,232
RLJ Lodging Trust (a)	92,000	2,253,080
Saul Centers, Inc.	3,400	226,474
Silver Bay Realty Trust Corp.	18,800	322,232
Sunstone Hotel Investors, Inc. (a)	130,673	1,992,763
Taubman Centers, Inc.	4,000	295,720
Urstadt Biddle Properties, Inc. - Class A	22,600	544,886
Washington Prime Group, Inc.	1,747	18,186

Equity Real Estate Investment Trusts—(Continued)
Washington Real Estate Investment Trust	2,700	88,263

		47,313,539

Food & Staples Retailing—0.2%
SpartanNash Co.	26,600	1,051,764
Village Super Market, Inc. - Class A	4,500	139,050

		1,190,814

Food Products—0.6%
Darling Ingredients, Inc. (a) (b)	152,900	1,973,939
Dean Foods Co.	17,100	372,438
Fresh Del Monte Produce, Inc.	12,500	757,875

		3,104,252

Gas Utilities—1.9%
Northwest Natural Gas Co. (a)	64,900	3,881,020
Southwest Gas Corp.	43,700	3,348,294
Spire, Inc. (a)	51,739	3,339,752

		10,569,066

Health Care Equipment & Supplies—0.9%
Halyard Health, Inc. (b)	66,100	2,444,378
Inogen, Inc. (b)	11,700	785,889
Quidel Corp. (a) (b)	49,800	1,066,716
SurModics, Inc. (b)	26,986	685,444

		4,982,427

Health Care Providers & Services—1.8%
Addus HomeCare Corp. (b)	9,000	315,450
Cross Country Healthcare, Inc. (b)	143,500	2,240,035
Healthways, Inc. (a) (b)	157,800	3,589,950
Molina Healthcare, Inc. (a) (b)	15,900	862,734
Owens & Minor, Inc.	15,600	550,524
Triple-S Management Corp. - Class B (b)	82,500	1,707,750
WellCare Health Plans, Inc. (b)	4,500	616,860

		9,883,303

Hotels, Restaurants & Leisure—1.2%
Bob Evans Farms, Inc. (a)	21,300	1,133,373
Intrawest Resorts Holdings, Inc. (b)	11,600	207,060
La Quinta Holdings, Inc. (b)	234,600	3,333,666
Pinnacle Entertainment, Inc. (a) (b)	22,500	326,250
Ruby Tuesday, Inc. (b)	18,500	59,755
Ruth’s Hospitality Group, Inc.	79,300	1,451,190
Speedway Motorsports, Inc.	11,800	255,706

		6,767,000

Household Durables—0.3%
CSS Industries, Inc.	12,151	328,928
Hovnanian Enterprises, Inc. - Class A (b)	70,900	193,557
NACCO Industries, Inc. - Class A (a)	10,000	905,500
UCP, Inc. - Class A (b)	9,200	110,860

		1,538,845

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.6%
Central Garden and Pet Co. - Class A (a) (b)	107,200	$3,312,480

Independent Power and Renewable Electricity Producers—0.7%
Atlantic Power Corp.	690,200	1,725,500
Dynegy, Inc. (a) (b)	197,700	1,672,542
Ormat Technologies, Inc. (a)	13,000	697,060

		4,095,102

Insurance—4.2%
Arch Capital Group, Ltd. (b)	9,956	859,103
Argo Group International Holdings, Ltd.	18,930	1,247,487
CNO Financial Group, Inc.	203,200	3,891,280
Global Indemnity, Ltd. (a) (b)	3,300	126,093
Hallmark Financial Services, Inc. (b)	21,321	247,963
Horace Mann Educators Corp. (a)	68,211	2,919,431
MBIA, Inc. (a) (b)	402,700	4,308,890
Navigators Group, Inc. (The)	10,400	1,224,600
Primerica, Inc. (a)	74,300	5,137,845
ProAssurance Corp.	51,000	2,866,200
Universal Insurance Holdings, Inc.	4,300	122,120

		22,951,012

Internet & Direct Marketing Retail—0.2%
Liberty TripAdvisor Holdings, Inc. - Class A (b)	87,900	1,322,895

Internet Software & Services—0.4%
Bazaarvoice, Inc. (b)	48,500	235,225
EarthLink Holdings Corp.	89,500	504,780
IntraLinks Holdings, Inc. (b)	23,095	312,244
Liquidity Services, Inc. (b)	16,000	156,000
RetailMeNot, Inc. (a) (b)	102,400	952,320

		2,160,569

IT Services—1.0%
Convergys Corp. (a)	5,500	135,080
Datalink Corp. (b)	59,300	667,718
EVERTEC, Inc.	10,000	177,500
Unisys Corp. (a) (b)	291,300	4,354,935

		5,335,233

Leisure Products—0.1%
Acushnet Holdings Corp. (a) (b)	15,500	305,505
JAKKS Pacific, Inc. (a) (b)	62,600	322,390

		627,895

Machinery—3.1%
AGCO Corp. (a)	27,700	1,602,722
Briggs & Stratton Corp. (a)	78,100	1,738,506
Douglas Dynamics, Inc. (a)	103,242	3,474,093
Graham Corp.	7,500	166,125
Greenbrier Cos., Inc. (The) (a)	21,400	889,170
Hurco Cos., Inc.	15,382	509,144
Hyster-Yale Materials Handling, Inc.	5,000	318,850
Joy Global, Inc.	106,900	2,993,200
Kadant, Inc.	29,407	1,799,709

Machinery—(Continued)
Kennametal, Inc.	5,600	175,056
Wabash National Corp. (a) (b)	210,300	3,326,946

		16,993,521

Marine—0.2%
Matson, Inc. (a)	38,100	1,348,359

Media—0.2%
Central European Media Enterprises, Ltd. - Class A (a) (b)	43,800	111,690
Entercom Communications Corp. - Class A (a)	65,160	996,948
Radio One, Inc. - Class D (b)	76,700	222,430

		1,331,068

Metals & Mining—1.9%
AK Steel Holding Corp. (a) (b)	206,700	2,110,407
Carpenter Technology Corp. (a)	72,400	2,618,708
Cliffs Natural Resources, Inc. (a) (b)	33,100	278,371
Olympic Steel, Inc.	16,100	390,103
Ryerson Holding Corp. (b)	6,300	84,105
Schnitzer Steel Industries, Inc. - Class A (a)	58,000	1,490,600
Worthington Industries, Inc. (a)	67,900	3,221,176

		10,193,470

Mortgage Real Estate Investment Trusts—1.7%
AG Mortgage Investment Trust, Inc. (a)	27,300	467,103
ARMOUR Residential REIT, Inc. (a)	64,600	1,401,174
Capstead Mortgage Corp. (a)	297,358	3,030,078
CYS Investments, Inc.	583,500	4,510,455

		9,408,810

Multi-Utilities—1.0%
Avista Corp. (a)	72,100	2,883,279
NorthWestern Corp.	38,083	2,165,780
Unitil Corp.	15,000	680,100

		5,729,159

Multiline Retail—0.2%
Dillard’s, Inc. - Class A (a)	19,400	1,216,186

Oil, Gas & Consumable Fuels—3.2%
Adams Resources & Energy, Inc.	900	35,685
Alon USA Energy, Inc.	26,700	303,846
Bill Barrett Corp. (a) (b)	438,100	3,062,319
Delek U.S. Holdings, Inc.	98,200	2,363,674
Denbury Resources, Inc. (a) (b)	548,200	2,017,376
EP Energy Corp. - Class A (a) (b)	506,700	3,318,885
Jones Energy, Inc. - Class A (a) (b)	60,800	304,000
REX American Resources Corp. (b)	53,600	5,293,000
Sanchez Energy Corp. (a) (b)	113,400	1,024,002

		17,722,787

Paper & Forest Products—0.5%
Domtar Corp. (a)	28,800	1,124,064

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—(Continued)
Schweitzer-Mauduit International, Inc.	38,300	$1,743,799

		2,867,863

Pharmaceuticals—0.5%
Amphastar Pharmaceuticals, Inc. (a) (b)	23,300	429,186
Endocyte, Inc. (b)	125,700	320,535
Medicines Co. (The) (a) (b)	41,200	1,398,328
MyoKardia, Inc. (b)	30,000	388,500
Revance Therapeutics, Inc. (a) (b)	7,100	146,970

		2,683,519

Professional Services—2.8%
Acacia Research Corp.	276,700	1,798,550
Barrett Business Services, Inc.	35,360	2,266,576
Franklin Covey Co. (b)	14,300	288,145
FTI Consulting, Inc. (b)	114,200	5,148,136
Huron Consulting Group, Inc. (b)	86,200	4,366,030
RPX Corp. (b)	43,100	465,480
TriNet Group, Inc. (b)	52,600	1,347,612

		15,680,529

Real Estate Management & Development—1.0%
Alexander & Baldwin, Inc. (a)	40,100	1,799,287
Forestar Group, Inc. (b)	131,700	1,751,610
St. Joe Co. (The) (b)	94,700	1,799,300

		5,350,197

Road & Rail—0.9%
AMERCO (a)	1,300	480,467
ArcBest Corp. (a)	92,700	2,563,155
USA Truck, Inc. (b)	91,300	795,223
YRC Worldwide, Inc. (b)	97,400	1,293,472

		5,132,317

Semiconductors & Semiconductor Equipment—2.5%
Advanced Energy Industries, Inc. (b)	76,500	4,188,375
Alpha & Omega Semiconductor, Ltd. (b)	84,200	1,790,934
Amkor Technology, Inc. (b)	217,300	2,292,515
Cypress Semiconductor Corp. (a)	242,302	2,771,935
IXYS Corp.	59,400	706,860
Xcerra Corp. (b)	276,239	2,110,466

		13,861,085

Software—1.9%
Aspen Technology, Inc. (b)	8,300	453,844
Fair Isaac Corp.	18,600	2,217,492
Mentor Graphics Corp. (a)	59,000	2,176,510
Progress Software Corp.	24,000	766,320
Rubicon Project, Inc. (The) (b)	78,700	583,954
Take-Two Interactive Software, Inc. (b)	77,700	3,829,833
TiVo Corp. (a) (b)	27,700	578,930

		10,606,883

Specialty Retail—2.8%
Aaron’s, Inc.	73,600	2,354,464
Abercrombie & Fitch Co. - Class A (a)	234,500	2,814,000
Children’s Place, Inc. (The) (a)	48,600	4,906,170
Office Depot, Inc.	285,500	1,290,460
Pier 1 Imports, Inc.	308,500	2,634,590
Rent-A-Center, Inc. (a)	105,500	1,186,875

		15,186,559

Textiles, Apparel & Luxury Goods—0.6%
Iconix Brand Group, Inc. (b)	142,300	1,329,082
Movado Group, Inc.	65,600	1,886,000

		3,215,082

Thrifts & Mortgage Finance—3.0%
BankFinancial Corp.	6,985	103,518
Beneficial Bancorp, Inc.	260,855	4,799,732
Charter Financial Corp.	76,000	1,266,920
First Defiance Financial Corp.	10,000	507,400
Kearny Financial Corp. (a)	5,691	88,495
Meridian Bancorp, Inc.	95,600	1,806,840
Northfield Bancorp, Inc.	171,600	3,426,852
Oritani Financial Corp.	8,100	151,875
Territorial Bancorp, Inc.	4,600	151,064
United Financial Bancorp, Inc. (a)	28,100	510,296
Walker & Dunlop, Inc. (b)	67,700	2,112,240
Waterstone Financial, Inc.	25,700	472,880
WSFS Financial Corp.	22,195	1,028,738

		16,426,850

Tobacco—0.9%
Alliance One International, Inc. (b)	13,200	253,440
Universal Corp.	71,367	4,549,646

		4,803,086

Trading Companies & Distributors—1.1%
DXP Enterprises, Inc. (b)	42,600	1,479,924
MRC Global, Inc. (a) (b)	154,700	3,134,222
Titan Machinery, Inc. (a) (b)	88,700	1,292,359

		5,906,505

Water Utilities—0.6%
American States Water Co. (a)	46,900	2,136,764
California Water Service Group	32,300	1,094,970

		3,231,734

Total Common Stocks (Cost $420,952,319)		538,398,286

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investment—2.5%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $13,582,466 on 01/03/17, collateralized by $13,915,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $13,857,531.	13,582,421	$13,582,421

Total Short-Term Investments (Cost $13,582,421)		13,582,421

Securities Lending Reinvestments (c)— 21.0%

Certificates of Deposit—9.3%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	2,000,000	1,999,590
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	2,000,000	2,001,693
Barclays New York 0.894%, 02/10/17 (d)	2,000,000	2,000,647
Chiba Bank, Ltd., New York 0.950%, 02/02/17	500,000	500,069
Cooperative Rabobank UA New York 1.278%, 10/13/17 (d)	1,000,000	1,000,225
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (d)	1,500,000	1,501,183
Credit Industriel et Commercial 1.245%, 04/05/17 (d)	1,300,000	1,300,702
Credit Suisse AG New York 1.335%, 04/03/17 (d)	1,500,000	1,500,328
1.364%, 04/11/17 (d)	1,000,000	1,000,218
DG Bank New York 0.940%, 01/12/17	1,250,000	1,250,066
0.950%, 01/03/17	500,000	500,004
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	1,300,000	1,299,773
DZ Bank London 0.990%, 03/01/17	2,000,000	2,000,420
ING Bank NV 1.265%, 04/18/17 (d)	2,000,000	2,003,666
KBC Bank NV 1.000%, 01/04/17	500,000	500,000
1.050%, 01/17/17	1,200,000	1,200,144
KBC Brussells 1.050%, 01/27/17	1,400,000	1,400,266
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,995,411	1,999,140
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (d)	1,000,000	1,000,473
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (d)	600,000	600,181
1.436%, 04/18/17 (d)	2,900,000	2,900,911
National Australia Bank London 1.034%, 05/02/17 (d)	2,250,000	2,252,124
National Bank of Canada 0.650%, 01/06/17	2,000,000	2,000,080
Rabobank London 1.281%, 10/13/17 (d)	1,000,000	1,002,398

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 1.145%, 04/04/17 (d)	1,000,000	999,743
1.281%, 10/13/17 (d)	500,000	500,388
Sumitomo Bank New York 1.212%, 06/05/17 (d)	2,000,000	1,999,960
1.215%, 05/05/17 (d)	1,000,000	1,001,666
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (d)	1,000,000	1,000,510
1.395%, 04/12/17 (d)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (d)	1,000,000	999,855
1.351%, 04/26/17 (d)	1,500,000	1,500,177
1.364%, 04/10/17 (d)	1,500,000	1,500,580
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	2,500,000	2,500,435
UBS, Stamford 1.084%, 05/12/17 (d)	1,100,000	1,099,916
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	1,300,000	1,300,364
1.264%, 10/26/17 (d)	1,300,000	1,300,888

		51,419,923

Commercial Paper—4.9%
ABN AMRO Funding USA 0.910%, 01/11/17	997,725	999,689
Atlantic Asset Securitization LLC 0.990%, 01/12/17	748,144	749,757
Barton Capital Corp. 0.870%, 01/12/17	2,998,478	2,999,253
1.160%, 03/28/17	1,994,200	1,994,808
Commonwealth Bank Australia 1.236%, 10/23/17 (d)	2,000,000	2,001,124
Den Norske ASA 1.206%, 04/27/17 (d)	1,300,000	1,300,069
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	1,500,000	1,500,009
HSBC plc 1.216%, 04/25/17 (d)	3,100,000	3,099,867
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
Ridgefield Funding Co. LLC 1.000%, 01/03/17	748,125	749,957
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Starbird Funding Corp. 0.930%, 02/10/17	2,992,250	2,997,122
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,498,450	1,499,832
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,496,000	1,498,872
1.050%, 01/17/17	598,180	599,732
Westpac Banking Corp. 1.232%, 10/20/17 (d)	2,100,000	2,103,667

		27,192,355

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares / Principal Amount*	Value

Money Market Fund—0.5%
Fidelity Investments Money Market Treasury Portfolio	3,000,000	$3,000,000

Repurchase Agreements—5.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $510,148 on 01/03/17, collateralized by $1,021,139 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $520,326.	510,123	510,123
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $2,000,197 on 01/03/17, collateralized by $2,017,473 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,200,127 on 01/03/17, collateralized by $1,225,080 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,224,007.	1,200,000	1,200,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $6,502,946 on 01/03/17, collateralized by various Common Stock with a value of $7,225,108.	6,500,000	6,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,012,580 on 03/03/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $2,400,271 on 01/03/17, collateralized by $2,374,452 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $2,449,240.	2,400,000	2,400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,110,759 on 04/03/17, collateralized by various Common Stock with a value of $2,310,000.	2,100,000	2,100,000

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	5,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $3,000,227 on 01/03/17, collateralized by $4,402,093 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $3,060,000.	3,000,000	3,000,000

		30,710,123

Time Deposits—0.7%
OP Corporate Bank plc 1.010%, 01/04/17	1,300,000	1,300,000
1.200%, 01/23/17	500,000	500,000
Shinkin Central Bank 1.200%, 01/27/17	400,000	400,000
1.220%, 01/26/17	1,800,000	1,800,000

		4,000,000

Total Securities Lending Reinvestments (Cost $116,297,254)		116,322,401

Total Investments—121.2% (Cost $550,831,994) (e)		668,303,108
Other assets and liabilities (net)—(21.2)%		(116,922,230)

Net Assets—100.0%		$551,380,878

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $112,232,645 and the collateral received consisted of cash in the amount of $116,269,237. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $554,553,760. The aggregate unrealized appreciation and depreciation of investments were $134,388,820 and $(20,639,472), respectively, resulting in net unrealized appreciation of $113,749,348 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	03/17/17	190	USD	12,944,315	$(53,765)

(USD)—United	States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$538,398,286	$—	$—	$538,398,286
Total Short-Term Investment*	—	13,582,421	—	13,582,421
Securities Lending Reinvestments
Certificates of Deposit	—	51,419,923	—	51,419,923
Commercial Paper	—	27,192,355	—	27,192,355
Money Market Fund	3,000,000	—	—	3,000,000
Repurchase Agreements	—	30,710,123	—	30,710,123
Time Deposits	—	4,000,000	—	4,000,000
Total Securities Lending Reinvestments	3,000,000	113,322,401	—	116,322,401
Total Investments	$541,398,286	$126,904,822	$—	$668,303,108

Collateral for Securities Loaned (Liability)	$—	$(116,269,237)	$—	$(116,269,237)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(53,765)	$—	$—	$(53,765)

* See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$668,303,108
Cash denominated in foreign currencies (c)	1,480
Cash collateral for futures contracts	730,000
Receivable for:
Investments sold	223,169
Fund shares sold	3,413
Dividends and interest	1,012,570
Prepaid expenses	1,453

Total Assets	670,275,193
Liabilities
Due to custodian	18,438
Collateral for securities loaned	116,269,237
Payables for:
Investments purchased	1,001,506
Fund shares redeemed	976,816
Variation margin on futures contracts	54,150
Accrued Expenses:
Management fees	324,735
Distribution and service fees	8,204
Deferred trustees’ fees	101,823
Other expenses	139,406

Total Liabilities	118,894,315

Net Assets	$551,380,878

Net Assets Consist of:
Paid in surplus	$405,750,608
Undistributed net investment income	6,990,466
Accumulated net realized gain	21,222,779
Unrealized appreciation on investments, futures contracts and foreign currency transactions	117,417,025

Net Assets	$551,380,878

Net Assets
Class A	$512,901,883
Class B	38,478,995
Capital Shares Outstanding*
Class A	28,323,002
Class B	2,145,033
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.11
Class B	17.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $550,831,994.
(b)	Includes securities loaned at value of $112,232,645.
(c)	Identified cost of cash denominated in foreign currencies was $1,525.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$9,959,310
Interest	3,977
Securities lending income	1,046,390
Other income (b)	30,949

Total investment income	11,040,626
Expenses
Management fees	4,150,208
Administration fees	17,373
Custodian and accounting fees	93,656
Distribution and service fees—Class B	79,916
Audit and tax services	44,951
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	18,825
Insurance	3,751
Miscellaneous	13,288

Total expenses	4,503,328
Less management fee waiver	(524,951)

Net expenses	3,978,377

Net Investment Income	7,062,249

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	19,531,153
Futures contracts	3,538,125
Foreign currency transactions	(387)

Net realized gain	23,068,891

Net change in unrealized appreciation (depreciation) on:
Investments	116,077,141
Futures contracts	(225,415)
Foreign currency transactions	588

Net change in unrealized appreciation	115,852,314

Net realized and unrealized gain	138,921,205

Net Increase in Net Assets From Operations	$145,983,454

(a)	Net of foreign withholding taxes of $4,390.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,062,249	$9,754,784
Net realized gain	23,068,891	35,450,001
Net change in unrealized appreciation (depreciation)	115,852,314	(88,456,261)

Increase (decrease) in net assets from operations	145,983,454	(43,251,476)

From Distributions to Shareholders
Net investment income
Class A	(9,027,990)	(7,884,092)
Class B	(511,179)	(351,762)
Net realized capital gains
Class A	(32,464,890)	(50,159,695)
Class B	(2,118,858)	(2,732,783)

Total distributions	(44,122,917)	(61,128,332)

Decrease in net assets from capital share transactions	(108,218,437)	(17,667,620)

Total decrease in net assets	(6,357,900)	(122,047,428)

Net Assets
Beginning of period	557,738,778	679,786,206

End of period	$551,380,878	$557,738,778

Undistributed net investment income
End of period	$6,990,466	$9,684,056

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	754,182	$10,956,150	264,755	$4,416,525
Reinvestments	2,830,347	41,492,880	3,486,113	58,043,787
Redemptions	(10,127,478)	(163,218,059)	(4,668,135)	(82,466,191)

Net decrease	(6,542,949)	$(110,769,029)	(917,267)	$(20,005,879)

Class B
Sales	351,138	$5,458,767	179,043	$2,941,744
Reinvestments	180,759	2,630,037	186,716	3,084,545
Redemptions	(348,810)	(5,538,212)	(218,624)	(3,688,030)

Net increase	183,087	$2,550,592	147,135	$2,338,259

Decrease derived from capital shares transactions		$(108,218,437)		$(17,667,620)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.15	$18.09	$19.93	$15.07	$13.14

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.27	0.22	0.21	0.21
Net realized and unrealized gain (loss) on investments	4.14	(1.42)	0.52	4.77	1.84

Total from investment operations	4.35	(1.15)	0.74	4.98	2.05

Less Distributions
Distributions from net investment income	(0.30)	(0.24)	(0.22)	(0.12)	(0.12)
Distributions from net realized capital gains	(1.09)	(1.55)	(2.36)	0.00	0.00

Total distributions	(1.39)	(1.79)	(2.58)	(0.12)	(0.12)

Net Asset Value, End of Period	$18.11	$15.15	$18.09	$19.93	$15.07

Total Return (%) (b)	30.86	(7.25)	4.66	33.25	15.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.82	0.83	0.84
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.75	0.84
Ratio of net investment income to average net assets (%)	1.34	1.59	1.22	1.21	1.44
Portfolio turnover rate (%)	38	38	35	110	38
Net assets, end of period (in millions)	$512.9	$528.3	$647.2	$745.9	$377.3

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.02	$17.94	$19.79	$14.97	$13.06

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.22	0.18	0.16	0.17
Net realized and unrealized gain (loss) on investments	4.10	(1.39)	0.50	4.74	1.83

Total from investment operations	4.27	(1.17)	0.68	4.90	2.00

Less Distributions
Distributions from net investment income	(0.26)	(0.20)	(0.17)	(0.08)	(0.09)
Distributions from net realized capital gains	(1.09)	(1.55)	(2.36)	0.00	0.00

Total distributions	(1.35)	(1.75)	(2.53)	(0.08)	(0.09)

Net Asset Value, End of Period	$17.94	$15.02	$17.94	$19.79	$14.97

Total Return (%) (b)	30.51	(7.43)	4.37	32.90	15.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.07	1.07	1.08	1.09
Net ratio of expenses to average net assets (%) (c)	0.98	0.98	0.98	1.00	1.09
Ratio of net investment income to average net assets (%)	1.10	1.34	1.00	0.90	1.18
Portfolio turnover rate (%)	38	38	35	110	38
Net assets, end of period (in millions)	$38.5	$29.5	$32.6	$31.0	$25.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $18,438. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, distribution re-designations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $13,582,421. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,710,123. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$53,765

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,538,125

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(225,415)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,392

‡	Averages are based on activity levels during the period.

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$198,281,213	$0	$337,309,651

During the year ended December 31, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $47,982 in sales of investments, which are included above, and resulted in realized gains of $3,880.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$4,150,208	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MIST-20

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver -Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$11,736,479	$30,029,197	$32,386,438	$31,099,135	$44,122,917	$61,128,332

MIST-21

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,092,288	$24,890,781	$113,749,023	$—	$145,732,092

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-22

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Small Cap Value Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-23

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-25

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-26

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-27

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-28

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-29

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-30

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-31

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-32

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-33

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 5.03% and 4.78%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (“WGBI”)2, returned 7.51% and 1.60%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned 5.15%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets posted a solid 2016; market strength was broad based, and all sectors posted positive returns with the exception of Health Care and the newly carved out Real Estate sector. On balance, the more cyclical sectors outperformed, with Commodities posting the most prominent returns, followed by Financials, Technology and Industrials. While the Utilities, Telecom and Consumer sectors posted positive returns, they lagged the broader equity market.

Energy began to regain ground in the second quarter as investors became more optimistic that the demand-supply dynamic in oil would become more favorable; the sector received further support in the latter part of the year as the Organization of the Petroleum Exporting Countries (OPEC) reached a deal limiting oil production. Financials performance was largely driven by the bank rally in the fourth quarter. Markets anticipated the new presidential administration in the U.S. would implement pro-growth policies, supporting the case for a steepening yield curve; there was also speculation that regulations, many of which were adopted in the wake of the global financial crisis, would be eased, a potential source of significant savings for banks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The global equity portion of the Portfolio underperformed for the 12-month period; the performance lag was largely driven by Financials as the Portfolio was underexposed to banks versus the Index, and bank stocks generally surged in the fourth quarter. In addition, shares in a number of our Financials holdings were negatively impacted by existing and potential government policies. For example, S&P Global underperformed due to concerns that bond issuance would be negatively impacted if President-elect Trump’s proposal to eliminate the tax deductibility of bond interest payments is successful. At period end, we believed pressure would be short-term and our conviction remained unchanged.

The Health Care sector also detracted from relative performance driven by the Portfolio’s positions in Allergan and Alexion Pharmaceuticals. Shares in Allergan underperformed initially due to its merger with Pfizer falling apart, then due to investor nervousness around the closing of a transaction with TEVA. More share pressure followed in the fourth quarter and we decided to sell the position. Alexion suffered several setbacks, including the failure of a pipeline product, economic weakness in Latin America (particularly government payers in-oil based economies), and a strong U.S. dollar (60% of Alexion’s revenues are based outside of the U.S.). The stock was sold from the Portfolio during the year.

A relative lack of Energy exposure and mining companies also detracted from performance versus the Index. The team avoided a large weight in the Energy sector in 2016 as cash flow visibility was limited.

Security selection was a strong driver of positive returns for the fixed income portion of the Portfolio during 2016. Preference among U.S. corporate bonds, namely the Banking, Financial Services, Insurance, Communication, and Technology sectors contributed positively. Selection of Energy names were particularly advantageous as commodity prices rebounded throughout the year. Additionally, allocation to BBB-rated and high yield corporate bonds within these segments lifted results as they generally outpaced higher-grade names. Hard currency emerging market credits from Latin America, particularly Brazil and Colombia, added value due to subsiding political and commodity price headwinds.

The U.S. dollar rally was reinforced at the end of 2016 by the Federal Reserve’s December rate hike and surprisingly hawkish commentary. Therefore, allocation to euro and British pound sterling weighed on return as the currencies ended the period weaker versus the U.S. dollar. Throughout much of the year, the British pound sterling was also battling concerns surrounding the United Kingdom’s vote to exit the European Union (“Brexit”), which pushed the currency weaker. Mexican peso exposure also underperformed as the currency lost value versus the U.S. dollar on geopolitical concerns and President-elect Trump’s anti-trade rhetoric. On the positive side, exposure to Brazilian real, Canadian dollar, and Russian ruble were all additive.

At year end, our highest-conviction equity names were concentrated in the Consumer Discretionary, Technology, Financials and Industrials sectors, with more limited exposure to Consumer Staples, Health Care and Commodity sectors. The equity portion of the Portfolio did not hold any securities in the Utilities, Telecommunication Services, and Real Estate sectors. Shifts in investor sentiment can cause short-term volatility, and often provide us with opportunities to build long-term positions in high-quality companies, or to take profits in names, which is part of our disciplined approach to investing.

At year end, we maintained a favorable view of corporate bonds and continued to find better value in U.S. dollar debt markets relative to bond markets denominated in euro, yen or other currencies. We remained particularly positive on U.S.-dollar-denominated corporate credit as U.S. yields continue to go higher versus yields outside of the U.S. Many emerging market currencies have become increasingly attractive on a valuation basis; however, our positions continued to be tactical and require attractive entry levels to compensate for liquidity and macroeconomic headwinds. We trimmed credit exposure slightly

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

since August, given the extent of the rally spreads during 2016 and global risks related to Brexit, China’s economic growth, European populism, global trade, and geopolitics. At the end of the reporting period, the fixed income portion of the Portfolio had a corporate bond allocation of approximately 68% and 48% held in high yield securities.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Loomis Sayles Global Markets Portfolio
Class A	5.03	8.75	7.30
Class B	4.78	8.49	7.05
MSCI World Index	7.51	10.41	3.83
Citigroup World Government Bond Index	1.60	-0.99	2.99

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Sectors

% of Net Assets
Consumer Discretionary	14.5
Information Technology	14.1
Financials	12.9
Industrials	9.5
Consumer Staples	5.5

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	22.9
Foreign Government	6.8
Convertible Bonds	1.9
U.S. Treasury & Government Agencies	1.3
Municipals	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.78%	$1,000.00	$1,034.40	$3.99
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

Class B	Actual	1.03%	$1,000.00	$1,033.30	$5.26
	Hypothetical*	1.03%	$1,000.00	$1,019.96	$5.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—65.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.8%
Thales S.A.	89,375	$8,659,891
TransDigm Group, Inc.	52,176	12,989,737

		21,649,628

Banks—2.9%
HDFC Bank, Ltd.	215,033	4,185,334
M&T Bank Corp.	31,388	4,910,025
Wells Fargo & Co.	73,287	4,038,846

		13,134,205

Beverages—1.8%
Anheuser-Busch InBev S.A.	75,385	7,961,185

Building Products—1.7%
Assa Abloy AB - Class B	251,599	4,667,160
Geberit AG	7,501	3,001,846

		7,669,006

Capital Markets—5.5%
FactSet Research Systems, Inc.	35,779	5,847,362
Goldman Sachs Group, Inc. (The)	33,798	8,092,931
London Stock Exchange Group plc	139,686	5,018,810
S&P Global, Inc.	54,928	5,906,957

		24,866,060

Chemicals—3.6%
LyondellBasell Industries NV - Class A	66,598	5,712,777
Sherwin-Williams Co. (The)	38,426	10,326,603

		16,039,380

Energy Equipment & Services—0.8%
Schlumberger, Ltd.	45,058	3,782,619

Equity Real Estate Investment Trusts—0.0%
Weyerhaeuser Co.	3,263	98,184

Food & Staples Retailing—1.4%
CVS Health Corp.	82,088	6,477,564

Food Products—2.2%
Nestle S.A.	140,854	10,102,907

Health Care Providers & Services—2.0%
UnitedHealth Group, Inc.	55,636	8,903,985

Hotels, Restaurants & Leisure—2.4%
Marriott International, Inc. - Class A	129,026	10,667,870

Household Durables—2.1%
Newell Brands, Inc.	208,572	9,312,740

Industrial Conglomerates—2.0%
Roper Technologies, Inc.	49,034	8,977,145

Insurance—4.5%
AIA Group, Ltd.	1,633,000	9,138,701

Insurance—(Continued)
Legal & General Group plc	2,504,489	7,628,113
Travelers Cos., Inc. (The)	27,324	3,345,004

		20,111,818

Internet & Direct Marketing Retail—2.7%
Amazon.com, Inc. (a)	7,276	5,456,054
Priceline Group, Inc. (The) (a)	4,610	6,758,537

		12,214,591

Internet Software & Services—8.6%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	137,777	12,098,198
Alphabet, Inc. - Class A (a)	12,133	9,614,796
Alphabet, Inc. - Class C (a)	7,155	5,522,372
Facebook, Inc. - Class A (a)	100,983	11,618,094

		38,853,460

IT Services—4.0%
Accenture plc - Class A	60,106	7,040,216
CGI Group, Inc. - Class A (a)	96,900	4,650,680
HCL Technologies, Ltd.	182,612	2,218,483
Nomura Research Institute, Ltd.	134,090	4,076,125

		17,985,504

Life Sciences Tools & Services—1.0%
Mettler-Toledo International, Inc. (a)	10,236	4,284,380

Machinery—1.0%
Atlas Copco AB - A Shares	146,676	4,458,583

Media—2.4%
Comcast Corp. - Class A	124,144	8,572,143
ITV plc	931,486	2,361,121

		10,933,264

Oil, Gas & Consumable Fuels—0.4%
EOG Resources, Inc.	16,106	1,628,316
Halcon Resources Corp. (a)	552	5,156

		1,633,472

Pharmaceuticals—0.8%
Roche Holding AG	15,376	3,503,471

Semiconductors & Semiconductor Equipment—1.5%
Texas Instruments, Inc.	89,309	6,516,878

Specialty Retail—3.8%
AutoZone, Inc. (a)	14,875	11,748,126
Dufry AG (a)	41,875	5,221,356

		16,969,482

Textiles, Apparel & Luxury Goods—1.1%
Luxottica Group S.p.A.	95,448	5,141,121

Total Common Stocks (Cost $245,397,006)		292,248,502

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—22.9%

Security Description	Principal Amount*	Value

Advertising—0.1%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	$25,938
5.875%, 03/15/25	55,000	57,612
WPP plc 6.000%, 04/04/17 (GBP)	160,000	199,678

		283,228

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	485,000	482,090
TransDigm, Inc. 6.500%, 07/15/24	76,000	79,515
6.500%, 05/15/25	75,000	78,563

		640,168

Airlines—0.6%
Air Canada Pass-Through Trust 4.125%, 12/15/27 (144A)	170,780	175,050
American Airlines Pass-Through Trust 5.250%, 01/15/24	892,134	914,438
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	895,195	1,028,400
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	61,903	69,021
8.000%, 10/01/19	30,211	33,534
United Continental Holdings, Inc. 6.375%, 06/01/18	305,000	318,725

		2,539,168

Auto Manufacturers—0.7%
Daimler Finance North America LLC 1.750%, 10/30/19 (144A)	210,000	207,314
Ford Motor Co. 6.625%, 10/01/28	1,675,000
		1,969,227
General Motors Co. 5.200%, 04/01/45	35,000	33,737
6.750%, 04/01/46	65,000	76,225
General Motors Financial Co., Inc. 3.450%, 04/10/22	100,000	98,893
5.250%, 03/01/26	295,000	309,895
Hyundai Capital America 2.750%, 09/27/26 (144A)	305,000	277,048

		2,972,339

Auto Parts & Equipment—0.4%
Delphi Automotive plc 1.600%, 09/15/28 (EUR)	100,000	101,736
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,301,680
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	192,000

		1,595,416

Banks—1.6%
Banco Nacional de Comercio Exterior SNC 3.800%, 08/11/26 (144A) (c)	210,000	196,612
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	149,250
Bank of Montreal 1.750%, 06/15/21 (144A)	255,000	248,209
Barclays plc 3.650%, 03/16/25	225,000	217,535
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	300,000	297,145
Commerzbank AG 4.000%, 03/23/26 (EUR)	150,000	162,103
Commonwealth Bank of Australia 1.375%, 09/06/18 (144A) (b)	300,000	298,039
Cooperatieve Rabobank UA 4.375%, 08/04/25	350,000	359,145
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	196,138
7.500%, 06/23/26 (GBP) (c)	160,000	197,142
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	228,155
HSBC Holdings plc 4.375%, 11/23/26	200,000	201,485
5.750%, 12/20/27 (GBP)	110,000	155,882
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (c)	300,000	300,739
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	300,843
ING Bank NV 1.650%, 08/15/19 (144A) (b)	210,000	207,160
Lloyds Banking Group plc 4.500%, 11/04/24	200,000	203,530
Morgan Stanley 4.350%, 09/08/26	315,000	322,796
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	488,191
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	195,800
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	430,898
Societe Generale S.A. 4.250%, 04/14/25 (144A)	465,000	451,096
4.750%, 11/24/25 (144A) (b)	260,000	261,544
6.750%, 04/07/21 (EUR) (c)	195,000	210,398
Standard Chartered plc 4.000%, 10/21/25 (EUR) (c)	250,000	272,276
State Bank of India 4.125%, 08/01/17 (144A)	300,000	303,484
Woori Bank 5.875%, 04/13/21 (144A)	200,000	219,638

		7,075,233

Beverages—0.1%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	345,000	351,118

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	$116,765
DS Services of America, Inc. 10.000%, 09/01/21 (144A)	125,000	137,031

		604,914

Building Materials—0.5%
Atrium Windows & Doors, Inc. 7.750%, 05/01/19 (144A)	215,000	198,875
Cemex Finance LLC 6.000%, 04/01/24 (144A) (b)	465,000	477,787
Cemex S.A.B. de C.V. 5.700%, 01/11/25 (144A)	200,000	201,500
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A)	410,000	340,341
Holcim Finance Luxembourg S.A. 2.250%, 05/26/28 (EUR)	225,000	247,679
Masco Corp. 6.500%, 08/15/32	30,000	32,539
7.750%, 08/01/29	200,000	244,772
Union Andina de Cementos SAA 5.875%, 10/30/21 (144A)	450,000	465,750

		2,209,243

Chemicals—1.1%
Air Liquide Finance S.A. 1.375%, 09/27/19 (144A)	305,000	299,825
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	210,500
Chemours Co. (The) 6.625%, 05/15/23	430,000	425,700
7.000%, 05/15/25	80,000	78,800
Hexion, Inc. 7.875%, 02/15/23 (d) (e)	899,000	359,600
9.200%, 03/15/21 (d) (e)	1,910,000	821,300
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	86,066
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	302,376
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	380,000	367,266
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.500%, 04/15/23 (144A)	880,000	992,200
Mexichem S.A.B. de C.V. 5.875%, 09/17/44 (144A)	280,000	249,550
OCP S.A. 4.500%, 10/22/25 (144A)	405,000	386,928
6.875%, 04/25/44 (144A)	245,000	246,256

		4,826,367

Commercial Services—0.0%
RR Donnelley & Sons Co. 7.000%, 02/15/22	20,000	20,100

Computers—0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.020%, 06/15/26 (144A)	165,000	178,744
8.100%, 07/15/36 (144A)	210,000	249,812
8.350%, 07/15/46 (144A)	150,000	184,693
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	160,000	161,616
Western Digital Corp. 7.375%, 04/01/23 (144A)	435,000	478,500

		1,253,365

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.950%, 03/15/43	40,000	35,100

Diversified Financial Services—2.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, 07/01/22	150,000	154,500
Ally Financial, Inc. 4.125%, 02/13/22	4,325,000	4,287,156
BOC Aviation Ltd. 3.000%, 03/30/20	200,000	200,018
International Lease Finance Corp. 5.875%, 08/15/22	150,000	162,750
Jefferies Group LLC 6.250%, 01/15/36	175,000	178,475
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/01/17	90,000	90,000
Navient Corp. 5.000%, 10/26/20	2,085,000	2,126,700
5.500%, 01/25/23 (b)	555,000	538,350
5.625%, 08/01/33 (e)	975,000	804,375
5.875%, 10/25/24	40,000	38,000
Quicken Loans, Inc. 5.750%, 05/01/25 (144A)	125,000	121,563
Springleaf Finance Corp. 7.750%, 10/01/21 (b)	165,000	174,075
8.250%, 10/01/23	65,000	67,925

		8,943,887

Electric—0.7%
AES Corp. 4.875%, 05/15/23	670,000	661,759
DPL, Inc. 6.750%, 10/01/19	131,000	133,293
EDP Finance B.V. 2.000%, 04/22/25 (EUR)	100,000	103,292
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	400,594
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	524,256
Engie Energia Chile S.A. 5.625%, 01/15/21 (144A)	250,000	267,911

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Gas Natural Fenosa Finance B.V. 3.375%, 04/24/24 (EUR) (c)	300,000	$295,010
Perusahaan Listrik Negara PT 5.250%, 10/24/42 (144A)	220,000	194,150
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	461,586

		3,041,851

Engineering & Construction—0.0%
AECOM 5.750%, 10/15/22	20,000	21,140
5.875%, 10/15/24	20,000	21,352
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	38,536

		81,028

Food—0.4%
BRF S.A. 7.750%, 05/22/18 (144A) (BRL)	480,000	137,893
Danone S.A. 1.691%, 10/30/19 (144A)	225,000	222,183
SUPERVALU, Inc. 6.750%, 06/01/21 (b)	1,415,000	1,429,150

		1,789,226

Forest Products & Paper—0.1%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	402,158

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	209,005

Healthcare-Services—2.0%
HCA, Inc. 7.050%, 12/01/27	80,000	82,000
7.500%, 11/06/33	5,060,000	5,363,600
7.580%, 09/15/25	375,000	404,063
7.690%, 06/15/25	755,000	821,062
7.750%, 07/15/36	1,420,000	1,501,650
Tenet Healthcare Corp. 5.000%, 03/01/19	215,000	209,625
6.875%, 11/15/31	910,000	701,837

		9,083,837

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	200,000	200,098

Home Builders—0.5%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21 (e)	700,000	525,000
7.000%, 01/15/19 (144A)	45,000	38,250
8.000%, 11/01/19 (144A)	65,000	52,000

Home Builders—(Continued)
TRI Pointe Group, Inc. 4.875%, 07/01/21	1,355,000	1,382,100
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	30,000	30,525

		2,027,875

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A)	300,000	284,502

Housewares—0.0%
Newell Brands, Inc. 4.000%, 12/01/24	150,000	153,411

Insurance—0.4%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	193,032
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A) (e)	820,000	911,296
Genworth Holdings, Inc. 4.800%, 02/15/24	75,000	61,125
4.900%, 08/15/23	210,000	173,250
6.500%, 06/15/34	90,000	72,000
Old Mutual plc 8.000%, 06/03/21 (GBP)	280,000	390,666
Old Republic International Corp. 4.875%, 10/01/24	175,000	182,333

		1,983,702

Internet—0.1%
Baidu, Inc. 3.250%, 08/06/18	600,000	610,133

Iron/Steel—0.4%
GTL Trade Finance, Inc. 5.893%, 04/29/24 (144A)	452,000	449,740
United States Steel Corp. 6.650%, 06/01/37	85,000	73,313
7.375%, 04/01/20 (b)	235,000	252,037
7.500%, 03/15/22	290,000	299,425
Vale S.A. 5.625%, 09/11/42	690,000	610,650

		1,685,165

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	65,000	67,681

Media—0.4%
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	4,657
DISH DBS Corp. 5.000%, 03/15/23	160,000	159,200
5.875%, 11/15/24	570,000	586,530

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	$214,924
Myriad International Holdings B.V. 6.000%, 07/18/20 (144A)	200,000	216,370
Time Warner Cable LLC 4.500%, 09/15/42	45,000	40,755
5.250%, 07/15/42 (GBP)	115,000	162,866
5.500%, 09/01/41	30,000	30,498
Viacom, Inc. 4.375%, 03/15/43	10,000	7,966
5.250%, 04/01/44	135,000	122,815
5.850%, 09/01/43	50,000	49,000
Virgin Media Finance plc 4.500%, 01/15/25 (144A) (EUR)	160,000	173,898
Ziggo Secured Finance B.V. 5.500%, 01/15/27 (144A)	150,000	146,220

		1,915,699

Mining—0.6%
Corp. Nacional del Cobre de Chile 4.500%, 09/16/25 (144A)	445,000	451,741
Freeport-McMoRan, Inc. 3.875%, 03/15/23	945,000	867,038
5.400%, 11/14/34	85,000	71,400
5.450%, 03/15/43	895,000	740,630
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	417,965
Hecla Mining Co. 6.875%, 05/01/21	320,000	327,200

		2,875,974

Multi-National—0.7%
Asian Development Bank 0.875%, 10/05/18	655,000	648,969
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A)	280,000	281,680
3.750%, 04/04/17 (144A)	625,000	626,559
Banque Ouest Africaine de Developpement 5.500%, 05/06/21 (144A)	270,000	277,425
Central American Bank for Economic Integration 3.875%, 02/09/17 (144A)	550,000	550,688
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	360,571
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	444,159

		3,190,051

Oil & Gas—2.1%
Antero Resources Corp. 5.125%, 12/01/22	155,000	156,550
5.375%, 11/01/21	70,000	71,575
BP Capital Markets plc 3.216%, 11/28/23	175,000	176,748

Oil & Gas—(Continued)
California Resources Corp. 8.000%, 12/15/22 (144A)	195,000	173,550
Chesapeake Energy Corp. 4.875%, 04/15/22 (b)	2,145,000	1,957,312
5.750%, 03/15/23	130,000	122,200
6.125%, 02/15/21 (b)	200,000	195,000
6.625%, 08/15/20	75,000	75,750
Cimarex Energy Co. 4.375%, 06/01/24	675,000	701,965
Continental Resources, Inc. 3.800%, 06/01/24	115,000	106,088
4.500%, 04/15/23	20,000	19,600
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	190,345
Ecopetrol S.A. 5.375%, 06/26/26	370,000	368,150
5.875%, 05/28/45	205,000	177,120
Korea National Oil Corp. 3.125%, 04/03/17 (144A)	200,000	200,753
Noble Energy, Inc. 5.625%, 05/01/21	127,000	132,496
Oasis Petroleum, Inc. 6.875%, 03/15/22 (b)	55,000	56,375
6.875%, 01/15/23	85,000	87,125
Petrobras Global Finance B.V. 4.375%, 05/20/23	545,000	476,166
5.375%, 01/27/21	365,000	356,970
6.250%, 12/14/26 (GBP)	200,000	229,177
Petroleos Mexicanos 4.250%, 01/15/25	320,000	294,208
5.625%, 01/23/46	265,000	219,950
7.470%, 11/12/26 (MXN)	5,600,000	221,607
Range Resources Corp. 4.875%, 05/15/25	130,000	125,938
5.000%, 08/15/22 (144A) (b)	190,000	188,813
5.000%, 03/15/23 (144A)	115,000	113,850
Tengizchevroil Finance Co. International, Ltd. 4.000%, 08/15/26 (144A)	200,000	187,640
Thai Oil PCL 3.625%, 01/23/23 (144A)	350,000	349,704
Whiting Petroleum Corp. 5.000%, 03/15/19	370,000	371,447
5.750%, 03/15/21	160,000	159,334
6.500%, 10/01/18	220,000	218,900
YPF S.A. 8.500%, 03/23/21 (144A)	180,000	193,068
8.750%, 04/04/24 (144A)	720,000	746,280

		9,421,754

Oil & Gas Services—0.1%
FTS International, Inc. 6.250%, 05/01/22	85,000	70,550

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	$567,155

		637,705

Packaging & Containers—0.6%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A)	1,230,000	1,239,225
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	900,000	928,125
8.250%, 02/15/21	398,812	411,774
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,275
5.500%, 09/15/25 (144A)	280,000	289,100

		2,878,499

Pharmaceuticals—1.0%
AbbVie, Inc. 2.500%, 05/14/20	4,330,000	4,331,130

Pipelines—0.7%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	230,000	256,432
7.375%, 10/15/45	215,000	266,674
MPLX L.P. 4.500%, 07/15/23	10,000	10,156
4.875%, 06/01/25	40,000	41,126
ONEOK Partners L.P. 4.900%, 03/15/25	30,000	32,179
6.200%, 09/15/43	10,000	11,119
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	466,268
5.500%, 04/15/23	95,000	98,087
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (b)	300,000	321,000
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.125%, 11/15/19	260,000	263,250
6.750%, 03/15/24	530,000	568,425
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26 (144A) (b)	560,000	706,141
Transportadora de Gas del Sur S.A. 9.625%, 05/14/20 (144A)	263,674	283,449

		3,324,306

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	202,511
Vonovia Finance B.V. 1.500%, 06/10/26 (EUR)	200,000	209,816

		412,327

Real Estate Investment Trusts—0.4%
iStar, Inc. 4.875%, 07/01/18	70,000	69,913
5.000%, 07/01/19	1,730,000	1,736,487

		1,806,400

Retail—1.3%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	127,100
New Albertsons, Inc. 7.450%, 08/01/29	5,740,000	5,424,300
8.000%, 05/01/31	225,000	215,437
TRU Taj LLC / TRU Taj Finance, Inc. 12.000%, 08/15/21 (144A)	92,000	90,390

		5,857,227

Semiconductors—0.2%
Micron Technology, Inc. 5.250%, 08/01/23 (144A)	170,000	170,638
5.500%, 02/01/25	395,000	393,025
5.625%, 01/15/26 (144A)	505,000	500,581

		1,064,244

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	186,975

Software—0.1%
Nuance Communications, Inc. 1.000%, 12/15/35	595,000	537,359

Telecommunications—2.2%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	57,338
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	248,597
CenturyLink, Inc. 6.875%, 01/15/28	45,000	40,725
7.600%, 09/15/39	475,000	414,437
7.650%, 03/15/42	185,000	161,875
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A)	170,000	179,775
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	243,125
KT Corp. 2.500%, 07/18/26 (144A)	210,000	194,041
Level 3 Communications, Inc. 5.750%, 12/01/22	60,000	61,650
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	389,500
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A)	225,000	227,813
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	366,480
Philippine Long Distance Telephone Co. 8.350%, 03/06/17	95,000	95,831

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	$1,314,950
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	1,234,375
8.750%, 03/15/32	350,000	385,000
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,590,165
11.500%, 11/15/21	2,000,000	2,455,000

		9,660,677

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	138,586

Total Corporate Bonds & Notes (Cost $100,363,784)		102,857,113

Foreign Government—6.8%

Banks—0.0%
Korea Development Bank (The) 4.500%, 11/22/19 (AUD)	200,000	149,190

Provincial—0.7%
Province of Ontario Canada 1.875%, 05/21/20	3,000,000	2,990,193

Sovereign—6.1%
Argentine Republic Government International Bonds 6.875%, 04/22/21 (144A)	150,000	159,750
7.625%, 04/22/46 (144A)	530,000	530,000
Brazil Notas do Tesouro Nacional 10.000%, 01/01/19 (BRL)	1,000,000	302,523
10.000%, 01/01/21 (BRL)	6,815,000	2,016,482
10.000%, 01/01/25 (BRL)	2,635,000	752,545
Brazilian Government International Bond 8.500%, 01/05/24 (BRL)	350,000	94,095
Canadian Government Bond 1.750%, 09/01/19 (CAD)	2,360,000	1,799,569
Chile Government International Bonds 3.125%, 01/21/26	200,000	197,000
5.500%, 08/05/20 (CLP)	130,000,000	204,201
Colombian TES 7.500%, 08/26/26 (COP)	1,880,000,000	643,409
Dominican Republic International Bonds
5.500%, 01/27/25 (144A)	530,000	511,058
8.625%, 04/20/27 (144A) (f)	200,000	224,730
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	199,938
Hungary Government International Bond 5.750%, 11/22/23	410,000	454,587
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	570,280

Sovereign—(Continued)
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	241,570
4.125%, 01/15/25 (144A)	200,000	198,168
4.750%, 01/08/26 (144A)	200,000	206,457
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	5,300,000,000	335,315
7.875%, 04/15/19 (IDR)	10,200,000,000	763,155
8.250%, 07/15/21 (IDR)	3,700,000,000	281,362
8.375%, 03/15/24 (IDR)	5,900,000,000	447,783
8.375%, 09/15/26 (IDR)	4,625,000,000	352,561
11.500%, 09/15/19 (IDR)	2,901,000,000	234,663
Italy Buoni Poliennali Del Tesoro 1.500%, 06/01/25 (EUR)	185,000	193,754
4.500%, 08/01/18 (EUR)	955,000	1,079,270
4.750%, 08/01/23 (144A) (EUR)	625,000	810,887
Korea Treasury Bond 2.750%, 09/10/17 (KRW)	885,000,000	738,831
Mexican Bonos 5.750%, 03/05/26 (MXN)	8,200,000	350,983
10.000%, 11/20/36 (MXN)	41,000,000	2,404,514
Mexico Government International Bonds 4.000%, 03/15/15 (EUR)	100,000	88,150
4.125%, 01/21/26 (b)	335,000	332,320
New Zealand Government Bonds 3.000%, 09/20/30 (NZD) (f)	1,195,000	946,290
5.000%, 03/15/19 (NZD)	1,015,000	746,031
5.500%, 04/15/23 (NZD)	1,070,000	850,317
Norwegian Government Bonds 2.000%, 05/24/23 (144A) (NOK)	8,437,000	1,014,275
4.250%, 05/19/17 (144A) (NOK)	760,000	89,202
Poland Government Bonds 4.000%, 10/25/23 (PLN)	7,110,000	1,767,029
5.500%, 10/25/19 (PLN)	1,330,000	344,653
Romanian Government International Bond 2.875%, 05/26/28 (144A) (EUR)	125,000	135,032
Russian Federal Bonds - OFZ 7.500%, 02/27/19 (RUB)	20,000,000	322,298
8.150%, 02/03/27 (RUB)	22,000,000	357,194
South Africa Government Bond 7.000%, 02/28/31 (ZAR)	4,995,000	297,514
Spain Government Bonds 0.750%, 07/30/21 (EUR)	390,000	419,404
1.600%, 04/30/25 (144A) (EUR)	180,000	196,120
4.300%, 10/31/19 (144A) (EUR)	780,000	921,812
Sweden Government Bond 5.000%, 12/01/20 (SEK)	2,650,000	352,573
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	685,000	907,171

		27,386,825

Total Foreign Government (Cost $33,974,086)		30,526,208

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Convertible Bonds—1.9%

Security Description	Principal Amount*	Value

Apparel—0.0%
Iconix Brand Group, Inc. 1.500%, 03/15/18	115,000	$108,100

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (b)	20,000	23,937

Home Builders—0.1%
CalAtlantic Group, Inc. 0.250%, 06/01/19	70,000	65,187
KB Home 1.375%, 02/01/19 (b)	345,000	335,728

		400,915

Insurance—0.5%
Old Republic International Corp. 3.750%, 03/15/18 (b)	1,875,000	2,346,094

Internet—0.2%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (b)	595,000	628,469

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26 (144A)	735,000	836,522

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	57,572

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.500%, 05/15/37	14,000	14,053
5.500%, 09/15/26 (144A)	15,000	16,237

		30,290

Semiconductors—0.9%
Intel Corp. 3.250%, 08/01/39	2,065,000	3,640,853
Rovi Corp. 0.500%, 03/01/20	485,000	494,094

		4,134,947

Telecommunications—0.0%
CalAmp Corp. 1.625%, 05/15/20	5,000	4,819
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	155,322

		160,141

Total Convertible Bonds (Cost $6,336,961)		8,726,987

U.S. Treasury & Government Agencies—1.3%
Security Description	Principal Amount* /Shares	Value

U.S. Treasury—1.3%
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/26 (f)	1,119,346	1,082,409
U.S. Treasury Notes 0.750%, 09/30/18 (b)	1,760,000	1,748,106
0.875%, 06/15/19	1,280,000	1,266,600
1.500%, 08/15/26	610,000	561,033
1.750%, 11/30/21 (b)	1,465,000	1,454,070

Total U.S. Treasury & Government Agencies (Cost $6,179,745)		6,112,218

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $984,746)	985,000	784,464

Floating Rate Loans (g)—0.2%

Multi-Utilities—0.1%
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	239,395	239,694
2nd Lien Term Loan, 8.250%, 11/06/20	60,000	59,925

		299,619

Telecommunications—0.1%
FairPoint Communications, Inc.
Term Loan, 7.500%, 02/14/19	437,938	442,098

Total Floating Rate Loans (Cost $736,839)		741,717

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.793%, 08/10/45 (c)	40,000	39,513
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	413,940

Total Mortgage-Backed Securities (Cost $556,284)		453,453

Convertible Preferred Stocks—0.1%

Aerospace & Defense—0.0%
Arconic, Inc. 5.375%, 10/01/17	1,115	33,617

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	37,216

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. 5.750%, 12/31/49 (144A)	430	$256,241

		293,457

Total Convertible Preferred Stocks (Cost $302,565)		327,074

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp., Expires 09/09/20 (a) (Cost $0)	1,077	2,477

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $4,078,346 on 01/03/17, collateralized by $4,140,000 U.S. Treasury Notes with rates ranging from 1.625% - 2.000%, due 11/30/20 with a value of $4,163,218.	4,078,333	4,078,333

Total Short-Term Investments (Cost $4,078,333)		4,078,333

Securities Lending Reinvestments (h)—5.5%

Certificates of Deposit—2.9%
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (c)	500,000	500,010
Barclays New York 0.894%, 02/10/17 (c)	1,000,000	1,000,323
BNP Paribas New York 1.226%, 08/04/17 (c)	1,000,000	1,000,444
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,100,000	1,100,025
Credit Suisse AG New York 1.364%, 05/12/17 (c)	1,250,000	1,250,130
DG Bank New York 0.950%, 01/03/17	200,000	200,001
DNB NOR Bank ASA 1.130%, 07/28/17 (c)	100,000	99,983
KBC Bank NV 1.000%, 01/04/17	200,000	200,000
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	1,300,000	1,299,875
National Australia Bank London 1.182%, 11/09/17 (c)	1,100,000	1,097,272
National Bank of Canada 0.650%, 01/06/17	1,000,000	1,000,040

Certificates of Deposit—(Continued)
Shizuoka Bank New York 0.840%, 01/03/17	900,000	$900,004
Sumitomo Bank New York 1.212%, 06/05/17 (c)	100,000	99,998
1.215%, 05/05/17 (c)	900,000	901,499
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	299,194	299,784
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (c)	1,250,000	1,252,290
UBS, Stamford 1.084%, 05/12/17 (c)	500,000	499,962
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (c)	100,000	100,028
1.264%, 10/26/17 (c)	100,000	100,068

		12,901,736

Commercial Paper—1.0%
Atlantic Asset Securitization LLC 0.720%, 01/03/17	349,601	349,972
1.040%, 02/03/17	199,393	199,826
Barton Capital Corp. 0.660%, 01/12/17	499,423	499,876
Den Norske ASA 1.206%, 04/27/17 (c)	100,000	100,005
Erste Abwicklungsanstalt 1.014%, 03/10/17 (c)	1,000,000	1,000,006
HSBC plc 1.216%, 04/25/17 (c)	300,000	299,987
Kells Funding LLC 1.040%, 01/19/17	298,943	299,882
LMA Americas LLC 0.710%, 01/06/17	499,408	499,931
Suncorp Metway, Ltd. 0.930%, 02/09/17	1,097,386	1,098,782
Westpac Banking Corp. 1.232%, 10/20/17 (c)	200,000	200,349

		4,548,616

Repurchase Agreements—1.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $2,878,862 on 01/03/17, collateralized by $5,762,478 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $2,936,294.	2,878,718	2,878,718
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 1.050% to be repurchased at $2,200,257 on 01/03/17, collateralized by various Common Stock with a value of $2,445,421.	2,200,000	2,200,000

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $500,183 on 01/06/17, collateralized by $494,678 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $510,258.	500,000	$500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $100,512 on 04/03/17, collateralized by various Common Stock with a value of $110,000.	100,000	100,000

		5,678,718

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	200,000	200,000
1.200%, 01/23/17	1,000,000	1,000,000
Shinkin Central Bank 1.200%, 01/27/17	100,000	100,000
1.220%, 01/26/17	100,000	100,000

		1,400,000

Total Securities Lending Reinvestments (Cost $24,526,957)		24,529,070

Total Investments—104.9% (Cost $423,437,306) (i)		471,387,616
Other assets and liabilities (net)—(4.9)%		(21,886,685)

Net Assets—100.0%		$449,500,931

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $23,965,744 and the collateral received consisted of cash in the amount of $24,522,066. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.3% of net assets.
(e)	Illiquid security. As of December 31, 2016, these securities represent 0.8% of net assets.
(f)	Principal amount of security is adjusted for inflation.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(i)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $424,455,653. The aggregate unrealized appreciation and depreciation of investments were $60,273,027 and $(13,341,064), respectively, resulting in net unrealized appreciation of $46,931,963 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $33,910,562, which is 7.5% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

Country Diversification as of December 31, 2016 (Unaudited)	% of Net Assets
United States	60.3
Switzerland	4.9
United Kingdom	4.1
China	2.7
Canada	2.4
France	2.3
Sweden	2.1
Hong Kong	2.1
Netherlands	2.0
Belgium	1.8

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	950,000	UBS AG	03/15/17	USD	716,705	$(8,547)
CAD	1,900,000	UBS AG	03/15/17	USD	1,433,410	(17,095)
CAD	1,920,000	UBS AG	03/15/17	USD	1,436,696	(5,471)
EUR	10,450,000	Morgan Stanley & Co.	03/15/17	USD	11,184,165	(145,653)
GBP	545,000	Credit Suisse International	03/15/17	USD	691,292	(18,471)
JPY	966,000,000	Credit Suisse International	03/15/17	USD	8,499,668	(206,018)

Contracts to Deliver
AUD	716,000	Credit Suisse International	03/15/17	USD	531,630	$15,811
CAD	6,700,000	UBS AG	03/15/17	USD	5,113,099	118,722
EUR	700,000	Morgan Stanley & Co.	03/15/17	USD	732,099	(7,323)
IDR	18,200,000,000	Credit Suisse International	03/15/17	USD	1,347,150	10,194
MXN	24,100,000	UBS AG	03/15/17	USD	1,179,765	27,954
NOK	2,250,000	UBS AG	03/15/17	USD	264,016	3,339
NZD	3,390,000	Credit Suisse International	03/15/17	USD	2,409,053	58,898
PLN	7,175,000	Citibank N.A.	03/15/17	USD	1,711,512	(994)
SEK	3,275,000	UBS AG	03/15/17	USD	357,827	(3,125)
ZAR	4,200,000	UBS AG	03/15/17	USD	304,061	2,228

Cross Currency Contracts to Buy
EUR	656,657	Credit Suisse International	03/15/17	NOK	5,900,000	10,085

Net Unrealized Depreciation						$(165,466)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,989,737	$8,659,891	$—	$21,649,628
Banks	13,134,205	—	—	13,134,205
Beverages	—	7,961,185	—	7,961,185
Building Products	—	7,669,006	—	7,669,006
Capital Markets	19,847,250	5,018,810	—	24,866,060
Chemicals	16,039,380	—	—	16,039,380
Energy Equipment & Services	3,782,619	—	—	3,782,619
Equity Real Estate Investment Trusts	98,184	—	—	98,184
Food & Staples Retailing	6,477,564	—	—	6,477,564
Food Products	—	10,102,907	—	10,102,907
Health Care Providers & Services	8,903,985	—	—	8,903,985
Hotels, Restaurants & Leisure	10,667,870	—	—	10,667,870
Household Durables	9,312,740	—	—	9,312,740
Industrial Conglomerates	8,977,145	—	—	8,977,145
Insurance	3,345,004	16,766,814	—	20,111,818
Internet & Direct Marketing Retail	12,214,591	—	—	12,214,591
Internet Software & Services	38,853,460	—	—	38,853,460
IT Services	11,690,896	6,294,608	—	17,985,504
Life Sciences Tools & Services	4,284,380	—	—	4,284,380
Machinery	—	4,458,583	—	4,458,583
Media	8,572,143	2,361,121	—	10,933,264
Oil, Gas & Consumable Fuels	1,633,472	—	—	1,633,472
Pharmaceuticals	—	3,503,471	—	3,503,471
Semiconductors & Semiconductor Equipment	6,516,878	—	—	6,516,878
Specialty Retail	11,748,126	5,221,356	—	16,969,482
Textiles, Apparel & Luxury Goods	—	5,141,121	—	5,141,121
Total Common Stocks	209,089,629	83,158,873	—	292,248,502
Corporate Bonds & Notes
Advertising	—	283,228	—	283,228
Aerospace/Defense	—	640,168	—	640,168
Airlines	—	2,539,168	—	2,539,168
Auto Manufacturers	—	2,972,339	—	2,972,339
Auto Parts & Equipment	—	1,595,416	—	1,595,416
Banks	—	7,075,233	—	7,075,233
Beverages	—	604,914	—	604,914
Building Materials	—	2,209,243	—	2,209,243
Chemicals	—	3,645,467	1,180,900	4,826,367
Commercial Services	—	20,100	—	20,100
Computers	—	1,253,365	—	1,253,365
Cosmetics/Personal Care	—	35,100	—	35,100
Diversified Financial Services	—	8,943,887	—	8,943,887
Electric	—	3,041,851	—	3,041,851
Engineering & Construction	—	81,028	—	81,028
Food	—	1,789,226	—	1,789,226
Forest Products & Paper	—	402,158	—	402,158
Gas	—	209,005	—	209,005
Healthcare-Services	—	9,083,837	—	9,083,837
Holding Companies-Diversified	—	200,098	—	200,098
Home Builders	—	2,027,875	—	2,027,875
Home Furnishings	—	284,502	—	284,502
Housewares	—	153,411	—	153,411
Insurance	—	1,983,702	—	1,983,702
Internet	—	610,133	—	610,133
Iron/Steel	—	1,685,165	—	1,685,165
Machinery-Diversified	—	67,681	—	67,681

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$—	$1,915,699	$—	$1,915,699
Mining	—	2,875,974	—	2,875,974
Multi-National	—	3,190,051	—	3,190,051
Oil & Gas	—	9,421,754	—	9,421,754
Oil & Gas Services	—	637,705	—	637,705
Packaging & Containers	—	2,878,499	—	2,878,499
Pharmaceuticals	—	4,331,130	—	4,331,130
Pipelines	—	3,324,306	—	3,324,306
Real Estate	—	412,327	—	412,327
Real Estate Investment Trusts	—	1,806,400	—	1,806,400
Retail	—	5,857,227	—	5,857,227
Semiconductors	—	1,064,244	—	1,064,244
Shipbuilding	—	186,975	—	186,975
Software	—	537,359	—	537,359
Telecommunications	—	9,660,677	—	9,660,677
Transportation	—	138,586	—	138,586
Total Corporate Bonds & Notes	—	101,676,213	1,180,900	102,857,113
Total Foreign Government*	—	30,526,208	—	30,526,208
Total Convertible Bonds*	—	8,726,987	—	8,726,987
Total U.S. Treasury & Government Agencies*	—	6,112,218	—	6,112,218
Total Municipals	—	784,464	—	784,464
Total Floating Rate Loans*	—	741,717	—	741,717
Total Mortgage-Backed Securities*	—	453,453	—	453,453
Convertible Preferred Stocks
Aerospace & Defense	33,617	—	—	33,617
Oil, Gas & Consumable Fuels	—	293,457	—	293,457
Total Convertible Preferred Stocks	33,617	293,457	—	327,074
Total Warrant*	2,477	—	—	2,477
Total Short-Term Investment*	—	4,078,333	—	4,078,333
Total Securities Lending Reinvestments*	—	24,529,070	—	24,529,070
Total Investments	$209,125,723	$261,080,993	$1,180,900	$471,387,616

Collateral for Securities Loaned (Liability)	$—	$(24,522,066)	$—	$(24,522,066)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$247,231	$—	$247,231
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(412,697)	—	(412,697)
Total Forward Contracts	$—	$(165,466)	$—	$(165,466)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$471,387,616
Cash	375,600
Cash denominated in foreign currencies (c)	901,323
Unrealized appreciation on forward foreign currency exchange contracts	247,231
Receivable for:
Investments sold	9,370
Fund shares sold	234,985
Dividends and interest	2,517,166
Prepaid expenses	1,313

Total Assets	475,674,604
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	412,697
Collateral for securities loaned	24,522,066
Payables for:
Investments purchased	363,446
Fund shares redeemed	218,473
Foreign taxes	2,651
Accrued Expenses:
Management fees	267,870
Distribution and service fees	64,606
Deferred trustees’ fees	142,636
Other expenses	179,228

Total Liabilities	26,173,673

Net Assets	$449,500,931

Net Assets Consist of:
Paid in surplus	$393,697,782
Undistributed net investment income	6,308,007
Accumulated net realized gain	1,744,430
Unrealized appreciation on investments and foreign currency transactions (d)	47,750,712

Net Assets	$449,500,931

Net Assets
Class A	$145,689,736
Class B	303,811,195
Capital Shares Outstanding*
Class A	9,700,311
Class B	20,408,954
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.02
Class B	14.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $423,437,306.
(b)	Includes securities loaned at value of $23,965,744.
(c)	Identified cost of cash denominated in foreign currencies was $911,060.
(d)	Includes foreign capital gains tax of $2,651.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$5,303,801
Interest (b)	8,620,264
Securities lending income	137,724
Other income (c)	41,957

Total investment income	14,103,746
Expenses
Management fees	3,218,030
Administration fees	14,824
Custodian and accounting fees	120,608
Distribution and service fees—Class B	772,227
Audit and tax services	64,762
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	36,193
Insurance	3,241
Miscellaneous	24,775

Total expenses	4,336,020
Less broker commission recapture	(14,185)

Net expenses	4,321,835

Net Investment Income	9,781,911

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	80,833
Foreign currency transactions	(604,642)

Net realized loss	(523,809)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	12,734,153
Foreign currency transactions	(101,403)

Net change in unrealized appreciation	12,632,750

Net realized and unrealized gain	12,108,941

Net Increase in Net Assets from Operations	$21,890,852

(a)	Net of foreign withholding taxes of $227,641.
(b)	Net of foreign withholding taxes of $19,839.
(c)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(d)	Includes change in foreign capital gains tax of $386,478.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,781,911	$8,073,479
Net realized gain (loss)	(523,809)	24,278,903
Net change in unrealized appreciation (depreciation)	12,632,750	(24,601,006)

Increase in net assets from operations	21,890,852	7,751,376

From Distributions to Shareholders
Net investment income
Class A	(2,900,456)	(3,071,733)
Class B	(5,178,793)	(5,362,993)
Net realized capital gains
Class A	(4,774,901)	0
Class B	(9,907,256)	0

Total distributions	(22,761,406)	(8,434,726)

Decrease in net assets from capital share transactions	(22,289,990)	(42,144,975)

Total decrease in net assets	(23,160,544)	(42,828,325)

Net Assets
Beginning of period	472,661,475	515,489,800

End of period	$449,500,931	$472,661,475

Undistributed net investment income
End of period	$6,308,007	$6,964,750

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	175,896	$2,607,531	218,028	$3,371,627
Reinvestments	530,432	7,675,357	196,654	3,071,733
Redemptions	(1,390,095)	(20,787,212)	(1,349,654)	(20,846,919)

Net decrease	(683,767)	$(10,504,324)	(934,972)	$(14,403,559)

Class B
Sales	1,896,722	$27,940,815	1,734,526	$26,616,922
Reinvestments	1,049,830	15,086,049	345,776	5,362,993
Redemptions	(3,702,329)	(54,812,530)	(3,887,875)	(59,721,331)

Net decrease	(755,777)	$(11,785,666)	(1,807,573)	$(27,741,416)

Decrease derived from capital shares transactions		$(22,289,990)		$(42,144,975)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.07	$15.12	$14.92	$13.06	$11.42

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.27	0.29	0.35	0.36
Net realized and unrealized gain (loss) on investments	0.38	(0.04)	0.26	1.87	1.59

Total from investment operations	0.72	0.23	0.55	2.22	1.95

Less Distributions
Distributions from net investment income	(0.29)	(0.28)	(0.35)	(0.36)	(0.31)
Distributions from net realized capital gains	(0.48)	0.00	0.00	0.00	0.00

Total distributions	(0.77)	(0.28)	(0.35)	(0.36)	(0.31)

Net Asset Value, End of Period	$15.02	$15.07	$15.12	$14.92	$13.06

Total Return (%) (b)	5.03	1.47	3.76	17.34	17.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.78	0.79
Ratio of net investment income to average net assets (%)	2.30	1.76	1.91	2.53	2.93
Portfolio turnover rate (%)	38	40	45	59	33
Net assets, end of period (in millions)	$145.7	$156.5	$171.1	$181.4	$173.7

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.94	$14.99	$14.80	$12.95	$11.33

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.23	0.25	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.38	(0.04)	0.25	1.86	1.58

Total from investment operations	0.68	0.19	0.50	2.17	1.91

Less Distributions
Distributions from net investment income	(0.25)	(0.24)	(0.31)	(0.32)	(0.29)
Distributions from net realized capital gains	(0.48)	0.00	0.00	0.00	0.00

Total distributions	(0.73)	(0.24)	(0.31)	(0.32)	(0.29)

Net Asset Value, End of Period	$14.89	$14.94	$14.99	$14.80	$12.95

Total Return (%) (b)	4.78	1.23	3.47	17.13	16.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.04
Ratio of net investment income to average net assets (%)	2.05	1.51	1.65	2.26	2.67
Portfolio turnover rate (%)	38	40	45	59	33
Net assets, end of period (in millions)	$303.8	$316.2	$344.4	$352.9	$242.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

MIST-22

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, broker commission recapture, real estate investment trust (REIT) adjustments, contingent payment debt instrument adjustments, convertible preferred stock and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2016, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

MIST-23

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $4,078,333. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,678,718. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

MIST-24

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(12,378,911)	$—	$—	$—	$(12,378,911)
Convertible Bonds	(3,299,202)	—	—	—	(3,299,202)
Corporate Bonds & Notes	(7,046,399)	—	—	—	(7,046,399)
Foreign Government	(136,013)	—	—	—	(136,013)
U.S. Treasury & Government Agencies	(1,661,541)	—	—	—	(1,661,541)
Total	$(24,522,066)	$—	$—	$—	$(24,522,066)
Total Borrowings	$(24,522,066)	$—	$—	$—	$(24,522,066)
Gross amount of recognized liabilities for securities lending transactions					$(24,522,066)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement

MIST-25

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$247,231	Unrealized depreciation on forward foreign currency exchange contracts	$412,697

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$94,988	$(94,988)	$—	$—
UBS AG	152,243	(34,238)	—	118,005

	$247,231	$(129,226)	$—	$118,005

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$994	$—	$—	$994
Credit Suisse International	224,489	(94,988)	—	129,501
Morgan Stanley & Co.	152,976	—	—	152,976
UBS AG	34,238	(34,238)	—	—

	$412,697	$(129,226)	$—	$283,471

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(523,820)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(111,479)

MIST-26

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$38,379,920

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$15,938,719	$157,518,581	$22,896,682	$180,126,725

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$3,218,030	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-28

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$8,079,249	$8,434,726	$14,682,157	$—	$22,761,406	$8,434,726

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,124,530	$1,913,229	$46,908,025	$—	$55,945,784

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-29

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Global Markets Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Global Markets Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-30

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-31

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-32

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-33

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-34

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-35

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Loomis Sayles Global Markets Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed its Blended Index for the three -year period ended June 30, 2016, and underperformed its Blended Index for the one- and five-year periods ending June 30, 2016. The Board also noted that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2016, and underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its blended index, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the three- and five-year periods ended October 31, 2016, but underperformed its blended index for the one-year period ended October 31, 2016. The Board further noted that the Portfolio outperformed its other blended benchmark for the three- and five-year periods ended October 31, 2016, and underperformed this index for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-36

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-37

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-38

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-39

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-40

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Met/Aberdeen Emerging Markets Equity Portfolio returned 11.83% and 11.50%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 11.19%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities posted modest returns in U.S. dollar terms, outperforming developed markets in a year marked by major surprises. At the start of the year, weak crude oil prices and a continued sell-off in Chinese shares heightened risk aversion. However, a sharp rebound in commodity prices and continued monetary stimulus spurred a comeback. In June, the U.K.’s vote to leave the European Union sent shockwaves across global markets and the pound crashed to a three-decade low. Shares subsequently rebounded as the U.S. Federal Reserve’s (the “Fed”) delay to raise rates and signs of stabilization in the Chinese economy supported investor sentiment. Towards the end of the year, emerging markets’ gains were trimmed in the aftermath of Donald Trump’s election victory, which triggered a rotation out of bonds and into low-quality cyclicals as investors considered the implications of U.S. fiscal policy shifting towards a more reflationary position. The U.S. dollar strengthened against most currencies on speculation that a Trump presidency will boost the domestic economy at the expense of global trade. On the commodity front, oil rallied after major producers struck an unexpected deal to cap output. In December, the Fed raised rates as widely expected, but hinted at an accelerated pace of tightening in 2017.

In Asia, signs of stabilization in the Chinese economy supported investor sentiment, although optimism was capped by capital controls to support the yuan and stem fund outflows. Another notable development was the opening of a long-anticipated trading link between Hong Kong and Shenzhen. Elsewhere, India decommissioned large-denomination rupee notes in an unexpected move to fight corruption. The drastic measure resulted in a cash crunch and weighed on equities. Overall, however, most of the companies we met on a research trip there believe the policy is positive in the longer term. Investors also lauded the passing of the goods-and-services tax bill, as well as the appointment of central bank deputy Urjit Patel to succeed outgoing governor Raghuram Rajan. Meanwhile, Indonesia passed a tax amnesty bill to help trim the budget deficit and embarked on an aggressive path of monetary easing. In politics, Rodrigo Duterte secured a landslide victory in the Philippines presidential election, while South Korea’s parliament voted to impeach scandal-hit president Park Geun-Hye. In Thailand, the passing of the highly-revered King Bhumibol is not expected to have a long-term impact on its stock market or economy, although markets had been volatile in the lead-up.

Brazil outperformed in Latin America as both the stock market and the real soared. Focus turned to reforms as Michel Temer stood in for impeached president Dilma Rousseff. The senate passed bills to freeze social spending for 20 years and overhaul the pension system to tame a budget deficit. These were accompanied by monetary easing as well as other measures to support the economy, such as additional loans for small businesses and tax relief for workers. Conversely, Mexican shares and the peso weakened on trade concerns following Trump’s success at the polls. Consequently, the central bank hiked rates to support the weakening peso.

In emerging Europe, Turkey’s stock market and currency eased as a failed coup and a series of terrorist attacks dominated headlines. The central bank also raised its interest rates in response to a weakening lira. On the other hand, Russia benefited from rising oil prices and expectations that its relationship with the U.S. would improve under a Trump presidency. Elsewhere, South Africa’s third-quarter economic growth slowed, missing market expectations, although shares and the rand strengthened as political fears receded.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark for the 12 month period ended December 31, 2016. This was largely driven by positive stock selection.

In Asia, the Portfolio’s underweight to China contributed the most to performance, benefiting from the yuan weakness. The Chinese market also lagged the region on concerns of high leverage in the banking sector and continued capital outflows, compelling the regulator to impose stricter rules on foreign currency purchases. Hong Kong’s AIA came under pressure on apprehension over the impact of these policies on the sales of life-insurance policies in the mainland. Elsewhere, the Portfolio benefited from the underweight to South Korea as its currency weakened following the vote to impeach the president. Indonesia’s Astra International also added to relative performance, driven by robust car sales and new regulation to improve affordability.

Against this, the Portfolio’s overweight to the Philippines detracted, as market weakness reflected a persistent and deteriorating current account deficit as well as erosion of support for the peso. The underweight to Taiwan, which outperformed the broader market, also hurt relative performance. Elsewhere, our large exposure to India cost the Portfolio, as the market sold off on concerns over the impact of demonetization on the economy.

Latin America added to performance, largely due to the Portfolio’s overweight to Brazil, where both the market and currency rallied. Investor sentiment was helped by the prospect of economic reform following the end of a lengthy impeachment process. The Portfolio’s holdings there, such as lender Bradesco, shopping mall operator Multiplan, and retailer Lojas Renner, contributed to relative outperformance. The Portfolio also benefited from holding Argentinian steel-pipe manufacturer Tenaris and Brazilian iron-ore producer Vale, which rallied on improving sentiment towards commodity demand. Conversely, the Portfolio’s overweight to Mexico detracted, as the stock market and the peso weakened on negative sentiment

MIST-1

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

over Donald Trump’s protectionist stance. This was further compounded by declines in Coca-Cola bottling franchise Femsa and lender Banorte on concerns over their exposure to the domestic economy.

In Europe, the Middle East and Africa (EMEA), Russia was the top performing market, due to rising energy prices and a potential thawing of its relationship with the U.S. with Trump in power. Lukoil, in particular, benefited from this. However, the Portfolio’s overweight to Turkey detracted as the lira continued to sell off on political uncertainty and a credit-rating downgrade. Stock selection was also negative with BIM and Garanti underperforming the broader Turkish market.

As bottom-up stock pickers, our country and sector allocations are driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the index. At the country level, the Portfolio was overweight India, Hong Kong, and Brazil. India is home to many high-quality companies. Its economic growth rate is among the best in Asia and we believe the Portfolio’s holdings continue to have good long-term prospects, despite recent setbacks resulting from demonetization. Meanwhile, we like Hong Kong as the territory offers listed companies that have diversified, regional business activities, particularly those that provide an exposure to China, with the added advantage of better standards of accounting and transparency. While Brazil’s economy has slowed considerably, it offers a deep market of quality companies at attractive valuations. Corporate governance is also improving in Latin America’s largest economy.

In contrast, the Portfolio was underweight China, Taiwan, and South Korea. We have been more circumspect when investing in mainland China, where most companies still fall short on quality and corporate governance. The Taiwanese market in this export-oriented economy offers a relatively narrow selection of companies, the bulk of them in the technology sector. Most of these companies lack market leadership in terms of both technology and branding. South Korea is a relatively mature economy with well-known brands such as Samsung and Hyundai. The domination of the Chaebol, or huge conglomerate, and the complexity in its group shareholding structures reduces the transparency of the business.

In terms of sector, the Portfolio was overweight consumer-focused sectors, such as Financials and Consumer Staples, and underweight cyclical or export dependent sectors, such as Information Technology and Industrials.

Devan Kaloo

Joanne Irvine

Mark Gordon-James

Nick Robinson

Hugh Young

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Met/Aberdeen Emerging Markets Equity Portfolio
Class A	11.83	0.53	0.71
Class B	11.50	0.30	0.46
MSCI Emerging Markets Index	11.19	1.28	1.84

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	4.8
Taiwan Semiconductor Manufacturing Co., Ltd.	3.8
Astra International Tbk PT	3.8
Housing Development Finance Corp., Ltd.	3.6
AIA Group, Ltd.	3.2
China Mobile, Ltd.	3.1
UltraTech Cement, Ltd.	2.8
Fomento Economico Mexicano S.A.B. de C.V.(ADR)	2.7
Grupo Financiero Banorte S.A.B. de C.V. - Class O	2.7
ITC, Ltd.	2.7

Top Countries

% of Net Assets
India	16.5
Brazil	11.7
Hong Kong	7.9
South Korea	7.3
Mexico	6.9
Russia	5.4
Thailand	5.0
Indonesia	5.0
Taiwan	4.9
China	4.3

MIST-3

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.95%	$1,000.00	$994.50	$4.76
	Hypothetical*	0.95%	$1,000.00	$1,020.36	$4.82

Class B(a)	Actual	1.20%	$1,000.00	$993.30	$6.01
	Hypothetical*	1.20%	$1,000.00	$1,019.10	$6.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—93.6% of Net Assets

Security Description	Shares	Value

Australia—0.9%
BHP Billiton plc	761,000	$11,955,366

Brazil—11.7%
Ambev S.A.	2,715,400	13,395,561
Banco Bradesco S.A. (ADR)	3,824,397	33,310,498
BRF S.A.	1,240,468	18,313,305
Lojas Renner S.A.	2,854,000	20,226,216
Multiplan Empreendimentos Imobiliarios S.A.	935,537	17,010,657
Ultrapar Participacoes S.A.	1,487,000	30,871,764
Vale S.A. (ADR) (a)	2,765,077	21,069,887

		154,197,888

Chile—2.0%
Banco Santander Chile (ADR)	761,000	16,643,070
SACI Falabella	1,230,320	9,770,261

		26,413,331

China—4.3%
China Mobile, Ltd.	3,889,000	40,779,163
PetroChina Co., Ltd. - Class H	21,600,000	15,938,700

		56,717,863

Hong Kong—7.9%
AIA Group, Ltd.	7,440,000	41,636,212
Hang Lung Group, Ltd.	5,521,000	19,192,686
Hang Lung Properties, Ltd.	3,338,000	6,989,218
Hong Kong Exchanges and Clearing, Ltd.	593,517	13,966,602
Swire Pacific, Ltd. - Class B	13,029,000	22,337,372

		104,122,090

Hungary—1.3%
Richter Gedeon Nyrt	840,000	17,727,729

India—16.5%
Hero MotoCorp, Ltd.	448,000	19,941,390
Hindustan Unilever, Ltd.	1,686,000	20,505,061
Housing Development Finance Corp., Ltd.	2,589,000	48,080,649
ICICI Bank, Ltd.	5,960,000	22,325,395
Infosys, Ltd.	1,461,942	21,743,908
ITC, Ltd.	9,958,500	35,251,618
Tata Consultancy Services, Ltd.	349,713	12,161,538
UltraTech Cement, Ltd.	775,063	36,979,755

		216,989,314

Indonesia—5.0%
Astra International Tbk PT	81,874,000	50,069,868
Indocement Tunggal Prakarsa Tbk PT	13,685,100	15,618,050

		65,687,918

Luxembourg—1.9%
Tenaris S.A. (ADR) (a)	691,000	24,675,610

Malaysia—1.6%
CIMB Group Holdings Bhd	3,138,889	3,154,082

Malaysia—(Continued)
Public Bank Bhd	4,115,000	18,079,932

		21,234,014

Mexico—6.9%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	471,000	35,894,910
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR) (a)	135,000	19,425,150
Grupo Financiero Banorte S.A.B. de C.V. - Class O	7,226,208	35,591,331

		90,911,391

Philippines—3.7%
Ayala Corp.	72,000	1,059,137
Ayala Land, Inc.	43,257,000	27,811,980
Bank of the Philippine Islands	11,247,370	20,086,492

		48,957,609

Poland—1.3%
Bank Pekao S.A.	593,000	17,826,559

Portugal—1.3%
Jeronimo Martins SGPS S.A.	1,092,000	16,938,699

Russia—5.4%
Lukoil PJSC (ADR)	610,343	34,180,048
Lukoil PJSC (ADR)	50,000	2,806,000
Magnit PJSC	188,006	33,604,773

		70,590,821

South Africa—3.8%
Massmart Holdings, Ltd.	1,646,135	15,097,021
MTN Group, Ltd. (a)	1,615,000	14,751,567
Truworths International, Ltd.	3,520,299	20,316,461

		50,165,049

South Korea—2.0%
AmorePacific Group	62,573	6,878,556
NAVER Corp.	31,453	20,144,773

		27,023,329

Taiwan—4.9%
Taiwan Mobile Co., Ltd.	4,493,000	14,482,909
Taiwan Semiconductor Manufacturing Co., Ltd.	8,957,000	50,159,534

		64,642,443

Thailand—5.0%
Siam Cement PCL (The)	2,419,850	33,516,583
Siam Commercial Bank PCL (The)	7,702,000	32,799,179

		66,315,762

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Turkey—3.9%
Akbank TAS	8,737,000	$19,356,529
BIM Birlesik Magazalar A/S	1,175,000	16,314,592
Turkiye Garanti Bankasi A/S	7,521,000	16,259,379

		51,930,500

United Kingdom—1.0%
Standard Chartered plc (b)	1,587,400	13,001,399

United States—1.3%
Yum China Holdings, Inc. (b)	633,400	16,544,408

Total Common Stocks (Cost $1,164,818,648)		1,234,569,092

Preferred Stocks—5.3%

South Korea—5.3%
AmorePacific Corp. (b)	34,990	5,936,701
Samsung Electronics Co., Ltd.	54,173	63,702,032

Total Preferred Stocks (Cost $55,922,643)		69,638,733

Short-Term Investment—1.3%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $17,323,010 on 01/03/17, collateralized by $17,745,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $17,671,713.	17,322,953	17,322,953

Total Short-Term Investments (Cost $17,322,953)		17,322,953

Securities Lending Reinvestments (c)—1.2%

Repurchase Agreements—1.2%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $3,390,279 on 01/03/17, collateralized by $6,786,156 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $3,457,913.	3,390,110	3,390,110

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $2,000,197 on 01/03/17, collateralized by $2,017,473 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,000,106 on 01/03/17, collateralized by $1,020,900 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,020,006.	1,000,000	1,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $1,500,569 on 01/03/17, collateralized by various Common Stock with a value of $1,667,333.	1,500,000	1,500,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,500,169 on 01/03/17, collateralized by $1,484,033 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,530,775.	1,500,000	1,500,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $1,800,660 on 01/06/17, collateralized by $1,780,839 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,836,930.	1,800,000	1,800,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $2,000,333 on 01/05/17, collateralized by $3,210,139 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $2,040,251.	2,000,000	2,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $2,000,151 on 01/03/17, collateralized by $2,934,729 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $2,040,000.	2,000,000	2,000,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $219,492 on 01/03/17, collateralized by $203,664 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $223,869.	219,479	$219,479

		15,409,589

Total Securities Lending Reinvestments (Cost $15,409,589)		15,409,589

Total Investments—101.4% (Cost $1,253,473,833) (d)		1,336,940,367
Other assets and liabilities (net)—(1.4)%		(18,695,203)

Net Assets—100.0%		$1,318,245,164

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $14,264,606 and the collateral received consisted of cash in the amount of $15,409,589. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,270,347,661. The aggregate unrealized appreciation and depreciation of investments were $138,416,293 and $(71,823,587), respectively, resulting in net unrealized appreciation of $66,592,706 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Banks	18.9
Real Estate Management & Development	7.1
Construction Materials	6.5
Oil, Gas & Consumable Fuels	6.4
Food & Staples Retailing	6.2
Wireless Telecommunication Services	5.3
Automobiles	5.3
Technology Hardware, Storage & Peripherals	4.8
Semiconductors & Semiconductor Equipment	3.8
Beverages	3.7

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$11,955,366	$—	$11,955,366
Brazil	54,380,385	99,817,503	—	154,197,888
Chile	26,413,331	—	—	26,413,331
China	—	56,717,863	—	56,717,863
Hong Kong	—	104,122,090	—	104,122,090
Hungary	—	17,727,729	—	17,727,729
India	—	216,989,314	—	216,989,314
Indonesia	—	65,687,918	—	65,687,918
Luxembourg	24,675,610	—	—	24,675,610
Malaysia	—	21,234,014	—	21,234,014
Mexico	90,911,391	—	—	90,911,391
Philippines	—	48,957,609	—	48,957,609
Poland	—	17,826,559	—	17,826,559
Portugal	—	16,938,699	—	16,938,699
Russia	2,806,000	67,784,821	—	70,590,821
South Africa	—	50,165,049	—	50,165,049
South Korea	—	27,023,329	—	27,023,329
Taiwan	—	64,642,443	—	64,642,443
Thailand	66,315,762	—	—	66,315,762
Turkey	—	51,930,500	—	51,930,500
United Kingdom	—	13,001,399	—	13,001,399
United States	16,544,408	—	—	16,544,408
Total Common Stocks	282,046,887	952,522,205	—	1,234,569,092
Total Preferred Stocks*	—	69,638,733	—	69,638,733
Total Short-Term Investment*	—	17,322,953	—	17,322,953
Total Securities Lending Reinvestments*	—	15,409,589	—	15,409,589
Total Investments	$282,046,887	$1,054,893,480	$—	$1,336,940,367

Collateral for Securities Loaned (Liability)	$—	$(15,409,589)	$—	$(15,409,589)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $29,982,723 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,336,940,367
Cash denominated in foreign currencies (c)	316,133
Receivable for:
Investments sold	144,385
Fund shares sold	79,679
Dividends and interest	2,780,440
Prepaid expenses	3,819

Total Assets	1,340,264,823
Liabilities
Collateral for securities loaned	15,409,589
Payables for:
Investments purchased	594,788
Fund shares redeemed	322,808
Foreign taxes	3,547,539
Accrued Expenses:
Management fees	924,673
Distribution and service fees	108,400
Deferred trustees’ fees	101,823
Other expenses	1,010,039

Total Liabilities	22,019,659

Net Assets	$1,318,245,164

Net Assets Consist of:
Paid in surplus	$1,547,956,451
Undistributed net investment income	8,003,028
Accumulated net realized loss	(317,636,302)
Unrealized appreciation on investments and foreign currency transactions (d)	79,921,987

Net Assets	$1,318,245,164

Net Assets
Class A	$801,453,830
Class B	516,791,334
Capital Shares Outstanding*
Class A	89,179,652
Class B	58,025,023
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.99
Class B	8.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,253,473,833.
(b)	Includes securities loaned at value of $14,264,606.
(c)	Identified cost of cash denominated in foreign currencies was $317,019.
(d)	Includes foreign capital gains tax of $3,547,539.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$32,447,554
Interest	5,007
Securities lending income	543,220
Other income (b)	215,891

Total investment income	33,211,672
Expenses
Management fees	12,121,181
Administration fees	44,134
Custodian and accounting fees	1,122,049
Distribution and service fees—Class B	1,326,293
Audit and tax services	51,291
Legal	32,474
Trustees’ fees and expenses	45,228
Shareholder reporting	83,164
Insurance	9,442
Miscellaneous	132,661

Total expenses	14,967,917
Less management fee waiver	(750,000)

Net expenses	14,217,917

Net Investment Income	18,993,755

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (c)	(5,068,683)
Foreign currency transactions	(163,604)

Net realized loss	(5,232,287)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	148,936,453
Foreign currency transactions	(3,402)

Net change in unrealized appreciation	148,933,051

Net realized and unrealized gain	143,700,764

Net Increase in Net Assets From Operations	$162,694,519

(a)	Net of foreign withholding taxes of $3,506,892.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(c)	Net of foreign capital gains tax of $276,907.
(d)	Includes change in foreign capital gains tax of $(3,384,948).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,993,755	$17,155,329
Net realized loss	(5,232,287)	(193,174,020)
Net change in unrealized appreciation (depreciation)	148,933,051	(28,576,345)

Increase (decrease) in net assets from operations	162,694,519	(204,595,036)

From Distributions to Shareholders
Net investment income
Class A	(10,463,607)	(17,919,529)
Class B	(5,168,856)	(10,358,294)

Total distributions	(15,632,463)	(28,277,823)

Increase (decrease) in net assets from capital share transactions	(129,207,167)	62,318,263

Total increase (decrease) in net assets	17,854,889	(170,554,596)

Net Assets
Beginning of period	1,300,390,275	1,470,944,871

End of period	$1,318,245,164	$1,300,390,275

Undistributed net investment income
End of period	$8,003,028	$5,059,409

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	8,285,775	$66,147,683	5,535,860	$51,252,008
Reinvestments	1,208,268	10,463,607	1,884,283	17,919,529
Redemptions	(17,256,843)	(156,541,734)	(1,313,479)	(12,519,983)

Net increase (decrease)	(7,762,800)	$(79,930,444)	6,106,664	$56,651,554

Class B
Sales	4,502,554	$38,698,310	7,112,375	$63,536,100
Reinvestments	601,729	5,168,856	1,098,440	10,358,294
Redemptions	(10,453,610)	(93,143,889)	(7,482,771)	(68,227,685)

Net increase (decrease)	(5,349,327)	$(49,276,723)	728,044	$5,666,709

Increase (decrease) derived from capital shares transactions		$(129,207,167)		$62,318,263

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.14		$9.62	$10.39	$11.04	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.13	(b)	0.12	0.13	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.83		(1.41)	(0.79)	(0.64)	1.63

Total from investment operations	0.96		(1.29)	(0.66)	(0.51)	1.78

Less Distributions
Distributions from net investment income	(0.11)		(0.19)	(0.11)	(0.14)	(0.10)

Total distributions	(0.11)		(0.19)	(0.11)	(0.14)	(0.10)

Net Asset Value, End of Period	$8.99		$8.14	$9.62	$10.39	$11.04

Total Return (%) (c)	11.83		(13.66)	(6.41)	(4.61)	19.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00		1.02	1.01	1.02	1.07
Net ratio of expenses to average net assets (%) (d)	0.94		1.00	0.99	1.01	1.07
Ratio of net investment income to average net assets (%)	1.49	(b)	1.29	1.30	1.28	1.50
Portfolio turnover rate (%)	15		116	49	33	29
Net assets, end of period (in millions)	$801.5		$789.2	$873.8	$1,075.9	$578.1

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.07		$9.53	$10.30	$10.94	$9.27

Income (Loss) from Investment Operations
Net investment income (a)	0.11	(b)	0.09	0.11	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.82		(1.38)	(0.80)	(0.62)	1.62

Total from investment operations	0.93		(1.29)	(0.69)	(0.52)	1.75

Less Distributions
Distributions from net investment income	(0.09)		(0.17)	(0.08)	(0.12)	(0.08)

Total distributions	(0.09)		(0.17)	(0.08)	(0.12)	(0.08)

Net Asset Value, End of Period	$8.91		$8.07	$9.53	$10.30	$10.94

Total Return (%) (c)	11.50		(13.81)	(6.70)	(4.80)	18.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.25		1.27	1.26	1.27	1.32
Net ratio of expenses to average net assets (%) (d)	1.19		1.25	1.24	1.26	1.32
Ratio of net investment income to average net assets (%)	1.23	(b)	1.03	1.05	0.95	1.25
Portfolio turnover rate (%)	15		116	49	33	29
Net assets, end of period (in millions)	$516.8		$511.2	$597.1	$644.8	$641.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MIST-12

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $17,322,953. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 15,409,589. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

MIST-14

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$207,035,393	$0	$330,196,601

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$12,121,181	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

MIST-15

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

An identical agreement was in place for the period January 1, 2016 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$15,632,463	$28,277,823	$—	$—	$15,632,463	$28,277,823

MIST-16

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$17,677,059	$—	$63,048,159	$(78,185,166)	$(232,149,517)	$(229,609,465)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term post-enactment accumulated capital losses of $41,735,017, long-term post-enactment accumulated capital losses of $190,414,500, and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-17

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Aberdeen Emerging Markets Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Aberdeen Emerging Markets Equity Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Aberdeen Emerging Markets Equity Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-18

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-19

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-21

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-22

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-23

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Aberdeen Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three -year periods ended June 30, 2016, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year periods ended October 31, 2016, and underperformed its benchmark for the five-year period ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-25

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-26

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-27

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-28

Met Investors Series Trust

Met/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Met/Artisan International Portfolio returned -9.11% and -9.27%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“MSCI ACW”) ex-U.S. Index1, returned 4.50%.

MARKET ENVIRONMENT / CONDITIONS

2016 was a positive year for non-U.S. equities, driven by a relatively strong third quarter. The MSCI ACW ex-U.S. Index was up 7.0% in local currency terms; however, a strengthening U.S. dollar reduced gains for U.S. dollar investors, and when expressed in U.S. dollar returns, the Index returned 4.50% over the period.

Early in the year, multiple influences contributed to a risk-off climate—the U.S. Federal Reserve (the “Fed”) had just raised rates at the end of 2015 for the first time in many years, credit markets were selling off and being driven by the collapse in commodities, bond yields were negative in much of the world, and China’s economy appeared to be slowing materially. Further, emerging markets experienced capital outflows, and the Chinese renminbi was under pressure from foreign exchange flows. Though the economic backdrop improved in subsequent months as oil prices rose and China engineered a recovery, interest rates reached all-time lows and concerns lingered around the pending U.K. referendum vote to leave the European Union (“Brexit”), the U.S. election and the health of the European banking system.

In the aftermath of June’s Brexit vote, risk-on sentiment resumed as U.K. economic activity held up better than expected and global central banks remained exceptionally accommodative. Not unlike Brexit, U.S. presidential election results in November appeared to catch investors by surprise. Markets swiftly reacted and re-priced for both increased U.S. growth and inflation expectations on the prospects for a new administration taking action on tax reform and deregulation. Those events combined with a December Fed rate hike—only its second in a decade—fueled a strong U.S. dollar rally.

Within the benchmark Index, the best performing sectors over the year by a substantial margin were Energy and Materials as commodity prices bounced back following the commodity bust of 2015. The Health Care sector was the Index’s worst performing sector, due in part to ongoing scrutiny over drug pricing, and shifting investor preferences away from earnings stability and yield.

While most major regions posted gains, emerging markets outpaced developed markets, and were led by commodity exporters Brazil and Russia. In local currency terms, the U.K finished strong, but gains were completely offset by a weak British pound. Conversely, Japan finished the year with a modest decline in local terms, but generated a low single-digit return in U.S. dollar terms on modest yen strength.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI ACW ex-U.S. Index over the trailing one-year period. 2016 was a challenging year for the Portfolio’s investment approach. In our view, top-line growth was scarce, which attracted us to companies with strong cash flow and earnings visibility. Our bottom-up search for sustainable growth contributed to the Portfolio’s outsized weightings in defensive sectors (e.g., Consumer Staples and Telecommunication Services), and worked against us as sentiment improved and interest rates moved sharply higher. The lack of exposure to cyclical commodities (i.e., Energy and Metals & Mining) resulted in the Portfolio having missed out participating in some of the stronger-performing areas of the market. Our process has generally led us away from cyclical commodity companies we believe are largely dependent on forces outside of company control. By contrast, we seek high value-added companies that can innovate, command higher pricing power or provide a unique solution. However, this was a hindrance in a commodities-led rally.

On the downside, the Portfolio’s holding in Bayer (Germany), a health care and agricultural products company, was a notable detractor over the period. We sold Bayer in the fourth quarter following its announcement of its bid for Monsanto, and believed compatibility issues surrounded the German company’s large-scale foray into the genetically modified crops business—a particularly controversial area in Europe.

Several of the Portfolio’s U.K. domiciled holdings were negatively impacted from Brexit-related concerns. We exited the Portfolio’s positions in International Consolidated Airlines (U.K.) and Lloyds Banking Group (U.K.) in favor of other opportunities. At year end, we remained invested in media company Liberty Global (U.K.), as we believed company fundamentals were intact and the company continued to add broadband subscribers and raised prices in key market.

Delphi Automotive and Cognizant Technology Solutions also detracted, and we exited both positions as we reassessed their outlooks. Delphi Automotive, a global vehicle components manufacturer, was caught in a downdraft of weakening auto industry sentiment early in the year and concerns about European auto demand following the Brexit vote. Information Technology outsourcer Cognizant has struggled due to budget cuts by its financial industry customers and delayed discretionary spending by its health care customers in light of pending mergers and acquisitions activity.

On the positive side, the Portfolio had a number of contributors and included Aon (U.K.), Linde (Germany), and Taiwan Semiconductor (Taiwan). Aon is a leading global provider of risk management, insurance and reinsurance brokerage, and human resource solutions. The company was highly cash generative, with a shareholder-friendly management team that has had a record of driving increased cost efficiencies and margin expansion. Linde rose in the third quarter on

MIST-1

Met Investors Series Trust

Met/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

news of merger discussions with its U.S.-based peer Praxair. In our view, the combined companies would unlock substantial synergies and create the world’s largest industrial gases supplier and further consolidate an existing oligopoly where the top four companies already hold more than 70% market share. Taiwan Semiconductor is a leader in the manufacture and sale of integrated circuits and wafer semiconductor devices. The company has taken market share and continued to benefit from solid demand, in particular for high-end mobile phones.

Portfolio positioning remained focused on our themes, emphasizing what we believe are high-quality companies with sustainable growth characteristics trading at attractive valuations. As of December 31, 2016 the Portfolio’s largest sector overweight relative to the benchmark was Financials and the largest relative underweight was Energy. In recent years, we have avoided banks within Financials over concerns from negative interest rate policies, a lack of loan growth and onerous capital requirements. Toward the end of the summer, we became more constructive in our growth outlook as we believed long bond yields began to signal that higher inflation was expected and our analysis identified fundamental reasons for a potential reacceleration in global growth. In the fourth quarter we purchased several banks and insurers as we believed the potential for a softer regulatory environment against a backdrop of widening spreads would benefit these holdings. We have historically identified limited opportunities in the Energy sector, finding the companies to often be commodity-driven and lacking the necessary characteristics to generate long-term sustainable earnings growth.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
Met/Artisan International Portfolio
Class A	-9.11	-4.63
Class B	-9.27	-6.55
MSCI AC World (ex-U.S.) Index	4.50	-2.33

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Linde AG	4.2
Deutsche Boerse AG	4.0
Japan Tobacco, Inc.	4.0
Allianz SE	3.8
Nestle S.A.	3.6
Canadian Pacific Railway, Ltd.	3.5
ING Groep NV	3.2
Aon plc	3.1
Medtronic plc	3.0
Alibaba Group Holding, Ltd.(ADR)	3.0

Top Countries

% of Net Assets
Germany	19.8
Japan	13.6
United Kingdom	13.4
Switzerland	6.9
Netherlands	5.5
United States	5.2
France	5.2
China	4.5
Italy	4.1
Canada	4.1

MIST-3

Met Investors Series Trust

Met/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.80%	$1,000.00	$952.70	$3.93
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

Class B	Actual	1.05%	$1,000.00	$951.50	$5.15
	Hypothetical*	1.05%	$1,000.00	$1,019.86	$5.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—93.3% of Net Assets

Security Description	Shares	Value

Australia—1.1%
Westpac Banking Corp.	463,907	$10,867,495

Belgium—1.1%
Telenet Group Holding NV (a)	183,961	10,206,773

Canada—4.1%
Canadian Pacific Railway, Ltd.	234,197	33,436,306
Rogers Communications, Inc. - Class B	162,015	6,249,400

		39,685,706

China—4.5%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	329,194	28,906,525
China Construction Bank Corp. - Class H	1,441,514	1,104,364
China Mobile, Ltd.	913,500	9,578,752
Ctrip.com International, Ltd. (ADR) (a) (b)	100,126	4,005,040

		43,594,681

Denmark—0.4%
ISS A/S	124,624	4,199,205

France—5.2%
AXA S.A.	671,296	16,939,422
Pernod-Ricard S.A.	38,485	4,169,161
Schneider Electric SE	80,630	5,602,789
Vallourec S.A. (a) (b)	340,228	2,322,744
Zodiac Aerospace (b)	920,610	21,133,979

		50,168,095

Germany—18.3%
Allianz SE	224,069	37,039,308
Beiersdorf AG	204,474	17,350,327
Deutsche Boerse AG (a)	480,446	39,141,054
Deutsche Post AG	374,529	12,298,872
Linde AG	250,239	41,032,728
Vonovia SE	398,920	12,994,341
Wirecard AG (b)	403,193	17,329,457

		177,186,087

Hong Kong—2.5%
AIA Group, Ltd.	4,234,972	23,700,026

Indonesia—0.3%
Bank Rakyat Indonesia Persero Tbk PT	2,745,000	2,380,449

Ireland—0.8%
Allegion plc	17,908	1,146,112
Willis Towers Watson plc	56,377	6,893,780

		8,039,892

Italy—4.1%
Assicurazioni Generali S.p.A.	994,007	14,763,074
Atlantia S.p.A.	393,705	9,212,204
Intesa Sanpaolo S.p.A.	5,903,699	15,070,959

Italy—(Continued)
UniCredit S.p.A.	332,571	956,071

		40,002,308

Japan—13.6%
Bridgestone Corp.	222,900	8,018,183
Calbee, Inc.	210,600	6,588,649
Japan Tobacco, Inc.	1,187,692	39,019,717
KDDI Corp.	629,100	15,883,460
Nippon Telegraph & Telephone Corp.	408,400	17,167,418
Nomura Holdings, Inc.	1,883,500	11,102,442
NTT DoCoMo, Inc.	1,095,892	24,921,412
Sumitomo Mitsui Financial Group, Inc.	242,500	9,193,189

		131,894,470

Luxembourg—1.0%
RTL Group S.A. (a)	42,013	3,079,375
Tenaris S.A. (ADR)	194,923	6,960,700

		10,040,075

Netherlands—5.5%
Akzo Nobel NV	167,459	10,458,058
ASML Holding NV	84,533	9,471,387
Heineken NV	28,823	2,158,937
ING Groep NV	2,202,125	30,990,334

		53,078,716

Russia—0.4%
MMC Norilsk Nickel PJSC (ADR)	205,705	3,444,493

South Korea—0.0%
Orion Corp.	115	62,254

Spain—1.6%
Grifols S.A.	305,435	6,068,691
Grifols S.A. (ADR)	568,211	9,131,151

		15,199,842

Sweden—1.2%
Swedbank AB - A Shares	487,296	11,777,595

Switzerland—6.9%
Actelion, Ltd. (a)	40,998	8,861,628
LafargeHolcim, Ltd. (a)	192,921	10,134,253
Nestle S.A.	479,976	34,426,801
UBS Group AG	831,833	13,022,290

		66,444,972

Taiwan—2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,468,000	19,420,929

Thailand—0.1%
Thai Beverage PCL	2,204,100	1,290,187

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United Kingdom—13.4%
Aon plc	268,749	$29,973,576
British American Tobacco plc	106,822	6,065,237
Coca-Cola European Partners plc	559,938	17,582,053
ConvaTec Group plc (a)	3,066,585	8,839,686
HSBC Holdings plc (Hong Kong Listed Shares)	1,162,000	9,334,877
Imperial Brands plc	177,215	7,709,159
Liberty Global plc - Class A (a)	441,533	13,506,495
Liberty Global plc - Class C (a)	720,953	21,412,304
St. James’s Place plc	81,294	1,011,162
Wolseley plc	230,918	14,107,749

		129,542,298

United States—5.2%
Amazon.com, Inc. (a)	15,788	11,838,948
Medtronic plc	408,744	29,114,835
WABCO Holdings, Inc. (a)	89,175	9,465,926

		50,419,709

Total Common Stocks (Cost $941,896,044)		902,646,257

Equity Linked Security—2.3%

Ireland—2.3%
Ryanair Holdings plc (HSBC Bank plc), 10/29/18 (c) (Cost $18,351,048)	1,480,745	22,609,042

Preferred Stock—1.5%

Germany—1.5%
Henkel AG & Co. KGaA (Cost $14,079,894)	123,075	14,677,483

Short-Term Investment—2.7%

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $25,705,001 on 01/03/17, collateralized by $24,340,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $26,219,851.	25,704,915	25,704,915

Total Short-Term Investments (Cost $25,704,915)		25,704,915

Securities Lending Reinvestments (d)—5.2%

Certificates of Deposit—0.3%
Bank of Montreal London Zero Coupon, 01/12/17	1,998,726	1,999,635

Certificates of Deposit—(Continued)
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	999,192	999,880

		2,999,515

Repurchase Agreements—4.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $2,961,784 on 01/03/17, collateralized by $5,928,458 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $3,020,869.	2,961,636	2,961,636
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $3,000,296 on 01/03/17, collateralized by $3,026,210 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $3,060,001.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $2,680,771 on 01/03/17, collateralized by $2,736,510 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $2,734,113.	2,680,488	2,680,488
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,902,540 on 01/03/17, collateralized by various Common Stock with a value of $5,446,620.	4,900,000	4,900,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $3,600,406 on 01/03/17, collateralized by $3,561,679 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $3,673,860.	3,600,000	3,600,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $5,802,127 on 01/06/17, collateralized by $5,738,260 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $5,918,997.	5,800,000	5,800,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	$5,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $7,000,529 on 01/03/17, collateralized by $10,271,551 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $7,140,000.	7,000,000	7,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $5,000,278 on 01/03/17, collateralized by $4,639,693 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $5,100,000.	5,000,000	5,000,000

		44,942,124

Time Deposit—0.2%
Australia New Zealand Bank 0.550%, 01/03/17	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $49,941,602)		49,941,639

Total Investments—105.0% (Cost $1,049,973,503) (e)		1,015,579,336
Other assets and liabilities (net)—(5.0)%		(48,565,562)

Net Assets—100.0%		$967,013,774

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $48,366,646 and the collateral received consisted of cash in the amount of $49,940,042. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,050,976,007. The aggregate unrealized appreciation and depreciation of investments were $27,457,887 and $(62,854,558), respectively, resulting in net unrealized depreciation of $(35,396,671) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Insurance	13.5
Banks	11.8
Capital Markets	6.5
Wireless Telecommunication Services	5.9
Tobacco	5.5
Chemicals	5.3
Media	5.0
Food Products	4.3
Health Care Equipment & Supplies	3.9
Road & Rail	3.5

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$10,867,495	$—	$10,867,495
Belgium	—	10,206,773	—	10,206,773
Canada	39,685,706	—	—	39,685,706
China	32,911,565	10,683,116	—	43,594,681
Denmark	—	4,199,205	—	4,199,205
France	—	50,168,095	—	50,168,095
Germany	—	177,186,087	—	177,186,087
Hong Kong	—	23,700,026	—	23,700,026
Indonesia	—	2,380,449	—	2,380,449
Ireland	8,039,892	—	—	8,039,892
Italy	—	40,002,308	—	40,002,308
Japan	—	131,894,470	—	131,894,470
Luxembourg	6,960,700	3,079,375	—	10,040,075
Netherlands	—	53,078,716	—	53,078,716
Russia	—	3,444,493	—	3,444,493
South Korea	—	62,254	—	62,254
Spain	9,131,151	6,068,691	—	15,199,842
Sweden	—	11,777,595	—	11,777,595
Switzerland	—	66,444,972	—	66,444,972
Taiwan	—	19,420,929	—	19,420,929
Thailand	—	1,290,187	—	1,290,187
United Kingdom	91,314,114	38,228,184	—	129,542,298
United States	50,419,709	—	—	50,419,709
Total Common Stocks	238,462,837	664,183,420	—	902,646,257
Total Equity Linked Security*	—	22,609,042	—	22,609,042
Total Preferred Stock*	—	14,677,483	—	14,677,483
Total Short-Term Investment*	—	25,704,915	—	25,704,915
Total Securities Lending Reinvestments*	—	49,941,639	—	49,941,639
Total Investments	$238,462,837	$777,116,499	$—	$1,015,579,336

Collateral for Securities Loaned (Liability)	$—	$(49,940,042)	$—	$(49,940,042)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $13,184,185 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,015,579,336
Cash denominated in foreign currencies (c)	374,564
Receivable for:
Investments sold	538,209
Fund shares sold	10,727
Dividends and interest	3,158,756
Prepaid expenses	2,873

Total Assets	1,019,664,465
Liabilities
Due to custodian	296,680
Collateral for securities loaned	49,940,042
Payables for:
Investments purchased	1,475,066
Fund shares redeemed	5,827
Accrued Expenses:
Management fees	613,725
Distribution and service fees	50
Deferred trustees’ fees	48,968
Other expenses	270,333

Total Liabilities	52,650,691

Net Assets	$967,013,774

Net Assets Consist of:
Paid in surplus	$1,110,847,101
Undistributed net investment income	14,112,493
Accumulated net realized loss	(123,373,896)
Unrealized depreciation on investments and foreign currency transactions	(34,571,924)

Net Assets	$967,013,774

Net Assets
Class A	$966,777,378
Class B	236,396
Capital Shares Outstanding*
Class A	111,646,511
Class B	27,358
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.66
Class B	8.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,049,973,503.
(b)	Includes securities loaned at value of $48,366,646.
(c)	Identified cost of cash denominated in foreign currencies was $372,731.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$21,561,699
Interest	8,408
Securities lending income	1,119,155
Other income (b)	20,686

Total investment income	22,709,948
Expenses
Management fees	7,347,562
Administration fees	31,875
Custodian and accounting fees	223,645
Distribution and service fees—Class B	578
Audit and tax services	53,539
Legal	36,235
Trustees’ fees and expenses	45,228
Shareholder reporting	25,618
Insurance	6,915
Miscellaneous	72,927

Total expenses	7,844,122
Less broker commission recapture	(5,068)

Net expenses	7,839,054

Net Investment Income	14,870,894

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(66,658,059)
Foreign currency transactions	(488,226)

Net realized loss	(67,146,285)

Net change in unrealized depreciation on:
Investments	(41,337,474)
Foreign currency transactions	(75,921)

Net change in unrealized depreciation	(41,413,395)

Net realized and unrealized loss	(108,559,680)

Net Decrease in Net Assets From Operations	$(93,688,786)

(a)	Net of foreign withholding taxes of $2,004,766.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,870,894	$8,734,764
Net realized loss	(67,146,285)	(34,002,956)
Net change in unrealized depreciation	(41,413,395)	(11,995,047)

Decrease in net assets from operations	(93,688,786)	(37,263,239)

From Distributions to Shareholders
Net investment income
Class A	(9,444,914)	(7,750,139)
Class B	(2,296)	(410)

Total distributions	(9,447,210)	(7,750,549)

Increase in net assets from capital share transactions	83,258,267	57,069,562

Total increase (decrease) in net assets	(19,877,729)	12,055,774

Net Assets
Beginning of period	986,891,503	974,835,729

End of period	$967,013,774	$986,891,503

Undistributed net investment income
End of period	$14,112,493	$9,182,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	8,666,274	$79,842,455	7,982,205	$83,222,953
Reinvestments	1,049,435	9,444,914	732,527	7,750,139
Redemptions	(662,593)	(6,159,519)	(3,176,333)	(34,031,445)

Net increase	9,053,116	$83,127,850	5,538,399	$56,941,647

Class B
Sales	17,297	$156,994	13,822	$137,371
Reinvestments	255	2,296	39	410
Redemptions	(3,107)	(28,873)	(1,046)	(9,866)

Net increase	14,445	$130,417	12,815	$127,915

Increase derived from capital shares transactions		$83,258,267		$57,069,562

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014(a)
Net Asset Value, Beginning of Period	$9.62	$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14	0.09	0.06
Net realized and unrealized loss on investments	(1.01)	(0.43)	(0.02)

Total from investment operations	(0.87)	(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.09)	(0.08)	0.00

Total distributions	(0.09)	(0.08)	0.00

Net Asset Value, End of Period	$8.66	$9.62	$10.04

Total Return (%) (c)	(9.11)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.81	0.83	(e)
Ratio of net investment income to average net assets (%)	1.52	0.86	0.86	(e)
Portfolio turnover rate (%)	80	49	33	(d)
Net assets, end of period (in millions)	$966.8	$986.8	$974.8

	Class B
	Year Ended December 31,
	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$9.61	$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.12	0.05	(0.00	)(g)
Net realized and unrealized loss on investments	(1.01)	(0.39)	(0.12)

Total from investment operations	(0.89)	(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.08)	(0.08)	0.00

Total distributions	(0.08)	(0.08)	0.00

Net Asset Value, End of Period	$8.64	$9.61	$10.03

Total Return (%) (c)	(9.27)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	1.36	0.50	(0.04	)(e)
Portfolio turnover rate (%)	80	49	33	(d)
Net assets, end of period (in millions)	$0.2	$0.1	$0.0	(h)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment loss was less than $0.01.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-12

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $296,680. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-13

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $25,704,915. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,942,124. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the

MIST-14

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-15

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$853,539,528	$0	$744,883,023

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $7,347,562.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$9,447,210	$7,750,549	$—	$—	$9,447,210	$7,750,549

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$14,417,824	$—	$(35,574,428)	$(122,627,753)	$(143,784,357)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

At December 31, 2016, the Portfolio had short-term accumulated capital losses of $67,531,488 and long-term accumulated capital loss of $55,096,265.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-17

Met Investors Series Trust

Met/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan International Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan International Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-18

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-19

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-21

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-22

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-23

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the since-inception (beginning April 30, 2014) period ended June 30, 2016, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2016. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year and since-inception periods ended June 30, 2016. In addition, the Board considered that the Portfolio underperformed its benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-year and since-inception periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-25

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-26

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-27

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-28

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 9.50% and 9.27%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 10.16%.

MARKET ENVIRONMENT / CONDITIONS

During the period, the U.S. floating-rate loan market, as measured by the broad-based S&P/LSTA Leveraged Loan Index, experienced its second strongest calendar year performance on record, with a return of 10.16%. After registering negative performance results in the last seven straight months of calendar year 2015, loan market performance remained negative into January and February 2016 before reversing course in March, generating positive performance results over the final ten months of calendar year 2016. Breaking down the full calendar year period return, almost half of the 10.16% return was the result of price return, with the remainder coming from the income component of return.

Following the unanticipated U.S. presidential election results in November, the U.S. Federal Reserve raised the Federal Funds rate by 25 basis points in mid-December, the first hike since December 2015, with additional rate hikes anticipated in 2017. Rising interest rate expectations helped to drive loan demand in calendar year 2016, with loan prices rising from $91.26 to $98.08 over the period. Demand from collateralized loan obligations (CLOs) remained solid throughout the period, and retail mutual fund flows, which represented a headwind for loans in calendar year 2015, turned positive in 2016.

With respect to fundamentals, the par-weighted default rate ended the year at a 10-month low of 1.58% on a trailing-12-months basis. The default rate remained low from a historical perspective, with about two thirds of these modest defaults having come by way of commodity-related issuers over this period, which collectively account for a limited corner of the overall market. From this respect, the majority of the asset class continued to remain in relatively solid shape fundamentally.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the distressed end of the market benefited most from the favorable demand dynamics in place, with distressed loans having more room to run, trading at a material discount to their higher quality counterparts to start the period. Looking at performance across quality segments, lower quality CCC-and D-rated (defaulted) loans returned 29.05% and 27.04% respectively, far outpacing the respective 7.33% and 10.80% returns of the BB- and B-rated segments. An underweight to higher-credit risk CCC- and D-rated loans detracted from relative performance.

Looking at industry-level performance, most industry groups produced returns in the upper single-digit to lower double-digit range, with a few notable exceptions. The oil & gas and nonferrous metals & minerals industries posted returns of 44.91% and 42.17%, respectively, benefiting from the robust performance of energy-related commodities during the period. At the same time, forest products was the lone negative-returning industry group during the period, posting a -8.89% return. The Portfolio’s modest underweight to the strong-performing oil & gas industry represented a headwind to relative performance during the period. The Portfolio’s overweight exposure to the health care industry also detracted.

With respect to size, the S&P Leveraged Loan 100 Index, a barometer of the largest loans held within the S&P/LSTA Leveraged Loan Index, outperformed the S&P/LSTA Leveraged Loan Index, 10.88% vs. 10.16%. As the Portfolio generally tends to favor larger loans, this trend provided a modest tailwind to relative performance during the period.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 393 issuer positions across 37 industries as of December 31, 2016. It is important that we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the calendar year 2016, the Portfolio maintained a sizeable overweight position in BB loans (38.7% vs. 33.6%) versus the benchmark index, and minimal exposure to the distressed CCC loan category (2.7% vs. 6.1%).

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 57 days on average as of December 31, 2016, resulting in a portfolio duration of roughly 0.16 years.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	9.50	4.23	4.03
Class B	9.27	4.00	3.78
S&P/LSTA Leveraged Loan Index	10.16	5.11	4.62

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Ten Largest Industries as of December 31, 2016 (Unaudited)

% of Net Assets
Software	6.3
Healthcare-Services	5.7
Retail	5.7
Media	5.3
Commercial Services	5.2
Chemicals	4.9
Telecommunications	4.4
Pharmaceuticals	3.4
Food	3.4
Diversified Financial Services	3.3

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.67%	$1,000.00	$1,048.60	$3.45
	Hypothetical*	0.67%	$1,000.00	$1,021.77	$3.40

Class B	Actual	0.92%	$1,000.00	$1,047.90	$4.74
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—93.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
inVentiv Health, Inc. Term Loan B, 4.750%, 11/09/23	2,250,000	$2,258,086
J.D. Power & Associates 1st Lien Term Loan, 5.250%, 09/07/23	698,250	705,233
Vestcom International, Inc. 1st Lien Term Loan, 12/13/23 (b)	500,000	502,500

		3,465,819

Aerospace/Defense—2.5%
BE Aerospace, Inc. Term Loan B, 3.893%, 12/16/21	938,182	944,186
Flying Fortress, Inc. Term Loan, 3.248%, 04/30/20	2,729,167	2,749,636
Silver II U.S. Holdings LLC Term Loan, 4.000%, 12/13/19	5,335,643	5,058,857
TransDigm, Inc. Extended Term Loan F, 3.770%, 06/09/23	3,324,378	3,360,391
Term Loan C, 3.956%, 02/28/20	4,792,401	4,837,660
Term Loan D, 3.983%, 06/04/21	1,755,000	1,769,259
Wesco Aircraft Hardware Corp. Term Loan A, 3.270%, 09/23/21	1,530,625	1,519,145

		20,239,134

Auto Components—1.4%
CS Intermediate Holdco 2 LLC Term Loan B, 3.748%, 10/26/23	1,310,199	1,327,396
Dayco Products LLC Term Loan B, 5.250%, 12/12/19	977,387	978,609
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	4,203,250	4,169,099
MPG Holdco I, Inc. Term Loan B, 3.750%, 10/20/21	4,051,186	4,067,220
Visteon Corp. Delayed Draw Term Loan B, 3.929%, 04/09/21	685,417	691,128

		11,233,452

Auto Manufacturers—0.6%
FCA U.S. LLC Term Loan B, 3.270%, 12/31/18	2,460,873	2,470,092
Term Loan B, 3.500%, 05/24/17	2,764,452	2,775,164

		5,245,256

Auto Parts & Equipment—0.8%
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.750%, 04/30/19	2,433,333	2,461,013
Horizon Global Corp. Term Loan B, 7.000%, 06/30/21	837,537	853,241
TI Group Automotive Systems LLC Term Loan, 4.500%, 06/30/22	1,678,750	1,703,931
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	1,243,578	1,248,241

		6,266,426

Beverages—0.3%
Flavors Holdings, Inc. 1st Lien Term Loan, 6.750%, 04/03/20	710,000	578,650
Keurig Green Mountain, Inc. Term Loan B, 5.294%, 03/03/23	566,230	576,016
Oak Tea, Inc. Term Loan B1, 3.250%, 07/02/22	1,132,207	1,138,930

		2,293,596

Biotechnology—0.1%
AMAG Pharmaceuticals, Inc. 1st Lien Term Loan, 4.750%, 08/13/21	1,007,813	1,009,072

Building Materials—0.9%
CPG International, Inc. Term Loan, 4.750%, 09/30/20	1,945,966	1,967,858
GCP Applied Technologies, Inc. Term Loan B, 4.248%, 02/03/22	545,875	552,016
Henry Co. LLC Term Loan B, 5.500%, 10/05/23	300,000	303,750
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 11/15/23	2,500,000	2,528,125
Summit Materials Cos. I LLC Term Loan B, 4.000%, 07/17/22	1,608,068	1,622,390
Tank Holding Corp. Term Loan, 5.267%, 03/16/22	692,793	685,865

		7,660,004

Capital Markets—1.0%
Armor Holding II LLC 1st Lien Term Loan, 5.750%, 06/26/20	2,110,132	2,089,031
Corporate Capital Trust, Inc. Term Loan B, 4.250%, 05/20/19	1,143,245	1,143,931
Guggenheim Partners LLC Term Loan, 3.500%, 07/21/23	1,488,986	1,502,015
Medley LLC Term Loan, 6.500%, 06/15/19 (c) (d)	234,182	218,843
NXT Capital, Inc. Term Loan, 5.500%, 11/22/22	2,075,000	2,103,531
Salient Partners L.P. Term Loan, 9.500%, 05/19/21	749,667	717,806
Sheridan Investment Partners II L.P. Term Loan A, 4.440%, 12/16/20	99,134	80,298
Term Loan B, 4.440%, 12/16/20	712,644	577,242
Term Loan M, 4.440%, 12/16/20	36,972	29,947

		8,462,644

Chemicals—4.9%
Aruba Investments, Inc. Term Loan B, 4.500%, 02/02/22	296,970	296,658
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B1, 3.498%, 02/01/23	3,375,489	3,417,683
Emerald Performance Materials LLC 1st Lien Term Loan, 4.500%, 08/01/21	480,756	484,361

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Flint Group GmbH Term Loan C, 4.500%, 09/07/21	138,669	$140,055
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.500%, 09/07/21	838,831	841,278
Gemini HDPE LLC Term Loan B, 4.750%, 08/07/21	1,918,579	1,943,362
Huntsman International LLC Term Loan B1, 3.533%, 10/01/21	798,000	800,992
Term Loan B2, 3.914%, 04/01/23	1,795,500	1,811,211
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	6,489,208	6,515,165
Term Loan, 4.250%, 03/31/22	687,744	695,242
Kraton Polymers LLC Term Loan B, 6.000%, 01/06/22	2,125,000	2,147,578
Kronos Worldwide, Inc. Term Loan, 4.000%, 02/18/20	316,063	320,013
MacDermid, Inc. Term Loan, 5.000%, 06/07/23	3,604,750	3,653,313
Minerals Technologies, Inc. Term Loan B1, 3.750%, 05/09/21	1,073,397	1,088,380
Orion Engineered Carbons GmbH Term Loan, 3.998%, 07/25/21	483,375	486,245
OXEA Finance LLC Term Loan B2, 4.250%, 01/15/20	1,114,878	1,089,446
Platform Specialty Products Corp. Term Loan B5, 4.500%, 06/07/20	305,693	309,782
PolyOne Corp. Term Loan B, 3.500%, 11/11/22	967,740	980,241
PQ Corp. Term Loan, 5.250%, 11/04/22	2,164,139	2,187,905
Sonneborn LLC Term Loan, 4.750%, 12/10/20	353,568	355,189
Sonneborn Refined Products B.V. Term Loan, 4.750%, 12/10/20	62,394	62,680
Tata Chemicals North America, Inc. Term Loan B, 3.750%, 08/07/20	916,755	916,755
Trinseo Materials Operating SCA Term Loan B, 4.250%, 11/05/21	1,305,125	1,321,113
Tronox Pigments (Netherlands) B.V. Term Loan, 4.500%, 03/19/20	4,412,359	4,430,410
Unifrax Corp. Term Loan, 4.250%, 11/28/18	217,967	217,627
Univar, Inc. Term Loan, 4.250%, 07/01/22	3,234,063	3,260,918
Versum Materials, Inc. Term Loan, 3.498%, 09/29/23	598,500	603,812

		40,377,414

Coal—0.3%
Arch Coal, Inc. Term Loan, 10.000%, 06/15/21	475,141	483,852
Murray Energy Corp. Term Loan B2, 8.250%, 04/16/20	1,924,069	1,843,498

		2,327,350

Commercial Services—5.1%
Acosta Holdco, Inc. Term Loan, 4.250%, 09/26/21	2,735,205	2,672,522
Albany Molecular Research, Inc. Term Loan B, 6.006%, 07/16/21	1,387,724	1,406,805
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	873,056	876,096
Bright Horizons Family Solutions, Inc. Term Loan B, 3.500%, 11/30/23	1,972,368	1,991,270
Garda World Security Corp. Delayed Draw Term Loan, 4.005%, 11/06/20	714,312	716,396
Term Loan B, 4.005%, 11/06/20	3,358,555	3,368,352
Hertz Corp. (The) Term Loan B, 3.500%, 06/30/23	1,019,875	1,024,337
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.000%, 07/18/19 (c) (d)	334,609	267,687
Revolver, 1.375%, 07/18/18 (c) (d) (e)	248,024	244,179
IPC Corp. Term Loan B, 5.500%, 08/06/21	1,670,250	1,601,352
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	5,698,424	5,762,531
KAR Auction Services, Inc. Term Loan B2, 4.188%, 03/11/21	4,542,006	4,578,910
Live Nation Entertainment, Inc. Term Loan B, 3.313%, 10/26/23	2,635,307	2,664,954
LSC Communications, Inc. Term Loan B, 7.000%, 09/30/22	1,135,833	1,147,192
Merrill Communications LLC Term Loan, 6.250%, 06/01/22	616,730	612,105
Monitronics International, Inc. Term Loan B2, 6.500%, 09/30/22	3,109,149	3,145,100
Prime Security Services Borrower LLC 1st Lien Term Loan, 4.248%, 05/02/22	2,094,750	2,129,445
Rent-A-Center, Inc. Term Loan B, 3.906%, 03/19/21	468,875	446,603
ServiceMaster Co. Term Loan B, 3.270%, 11/03/23	2,875,000	2,883,625
SGS Cayman L.P. Term Loan B, 6.000%, 04/23/21	198,418	196,186
Weight Watchers International, Inc. Term Loan B2, 4.074%, 04/02/20	4,918,837	4,110,303

		41,845,950

Computers—1.2%
Avast Software B.V. Term Loan B, 5.000%, 09/30/22	1,925,625	1,953,547
MTS Systems Corp. Term Loan B, 5.000%, 07/05/23	1,296,750	1,321,874
SkillSoft Corp. 1st Lien Term Loan, 5.837%, 04/28/21	3,944,911	3,616,990
TNS, Inc. 1st Lien Term Loan, 5.000%, 02/14/20	816,745	824,912

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Western Digital Corp. Term Loan B1, 4.520%, 04/29/23	2,169,100	$2,202,025

		9,919,348

Construction Materials—0.2%
Fairmount Santrol, Inc. Term Loan B2, 4.500%, 09/05/19	1,959,188	1,909,597

Cosmetics/Personal Care—0.3%
Coty, Inc. Term Loan B, 3.092%, 10/27/22	818,823	828,035
Galleria Co. Term Loan B, 3.750%, 01/26/23	1,675,000	1,685,455

		2,513,490

Distributors—0.3%
American Builders & Contractors Supply Co. Term Loan B, 3.520%, 10/31/23	2,500,000	2,527,902
PFS Holding Corp. 1st Lien Term Loan, 4.500%, 01/31/21	243,125	234,616

		2,762,518

Diversified Consumer Services—0.2%
Coinamatic Canada, Inc. 1st Lien Term Loan, 4.250%, 05/14/22	44,038	44,148
KUEHG Corp. 1st Lien Term Loan, 5.250%, 08/12/22	1,110,966	1,122,539
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 4.250%, 05/14/22	251,461	252,090

		1,418,777

Diversified Financial Services—3.3%
AlixPartners LLP Term Loan B, 4.000%, 07/28/22	592,515	597,638
Altisource Solutions S.a.r.l. Term Loan B, 4.500%, 12/09/20	428,051	423,770
Aptean, Inc. 1st Lien Term Loan, 12/24/22 (b)	750,000	759,375
Aretec Group, Inc. 2nd Lien Term Loan, 2.000%, 05/23/21	2,977,681	2,620,360
Term Loan, 8.000%, 11/23/20	1,074,658	1,077,344
Citco Funding LLC Term Loan, 4.250%, 06/29/18	2,371,205	2,377,133
Clipper Acquisitions Corp. Term Loan B, 3.181%, 02/06/20	1,466,864	1,466,864
Delos Finance S.a.r.l. Term Loan B, 3.748%, 03/06/21	2,675,000	2,698,741
Grosvenor Capital Management Holdings LLP Term Loan B, 3.750%, 01/04/21	2,765,028	2,771,941
Harbourvest Partners LLC Term Loan, 3.381%, 02/04/21	682,395	684,101
Lightstone Generation LLC Term Loan B, 11/22/23 (b)	1,392,391	1,413,277
Term Loan C, 11/22/23 (b)	132,609	134,598

Diversified Financial Services—(Continued)
LPL Holdings, Inc. Extended Term Loan B, 4.250%, 03/29/21	2,359,349	2,390,316
MIP Delaware LLC Term Loan B1, 4.000%, 03/09/20	265,957	267,619
NFP Corp. Term Loan B, 12/09/23 (b)	400,000	404,417
Nord Anglia Education Finance LLC Term Loan, 5.000%, 03/31/21	2,155,076	2,191,443
PGX Holdings, Inc. 1st Lien Term Loan, 6.250%, 09/29/20	520,478	521,291
Walker & Dunlop, Inc. Term Loan B, 5.250%, 12/11/20	669,308	672,654
Walter Investment Management Corp. Term Loan, 4.750%, 12/18/20	4,048,888	3,850,241

		27,323,123

Electric—1.8%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.020%, 05/03/20	989,125	990,362
Term Loan B2, 3.270%, 01/31/22	992,246	992,246
Calpine Corp. 1st Lien Term Loan, 2.520%, 11/04/17	825,000	826,547
Term Loan B5, 3.750%, 01/15/24	4,169,068	4,192,519
Dayton Power & Light Co. (The) Term Loan B, 4.010%, 08/24/22	550,000	559,453
Dynegy Holdings, Inc. Term Loan B2, 4.000%, 04/23/20	1,140,779	1,146,601
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/30/17	1,725,000	1,738,369
Granite Acquisition, Inc. Term Loan B, 5.000%, 12/19/21	2,440,613	2,452,309
Term Loan C, 5.000%, 12/19/21	109,579	110,104
Invenergy Thermal Operating I LLC Term Loan B, 6.500%, 10/19/22	411,966	399,607
Longview Power LLC Term Loan B, 7.000%, 04/13/21	1,255,875	1,113,019

		14,521,136

Electrical Components & Equipment—0.3%
Electrical Components International, Inc. Term Loan B, 5.750%, 05/28/21	930,465	935,117
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	1,557,706	1,557,706

		2,492,823

Electronics—1.1%
EIG Investors Corp. Term Loan, 6.000%, 02/09/23	1,979,798	1,969,899
Term Loan, 6.480%, 11/09/19	4,657,086	4,651,264
Excelitas Technologies Corp. 1st Lien Term Loan, 6.000%, 10/31/20	1,794,823	1,767,900
Fender Musical Instruments Corp. Term Loan B, 5.750%, 04/03/19	235,125	235,125

		8,624,188

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Energy Equipment & Services—0.5%
EnergySolutions LLC Term Loan, 6.750%, 05/29/20	1,675,750	$1,696,697
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	3,162,650	2,187,500

		3,884,197

Entertainment—1.7%
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	4,808,600	4,835,648
CDS U.S. Intermediate Holdings, Inc. 1st Lien Term Loan, 5.000%, 07/08/22	915,919	925,307
National CineMedia LLC Term Loan, 3.520%, 11/26/19	500,000	502,734
Scientific Games International, Inc. Term Loan B1, 6.000%, 10/18/20	3,443,500	3,494,722
SeaWorld Parks & Entertainment, Inc. Term Loan B2, 3.248%, 05/14/20	2,379,395	2,353,264
Seminole Hard Rock Entertainment, Inc. Term Loan B, 3.748%, 05/14/20	265,375	267,421
WMG Acquisition Corp. Term Loan C, 3.750%, 11/01/23	1,795,999	1,813,286

		14,192,382

Environmental Control—0.4%
Advanced Disposal Services, Inc. Term Loan B3, 3.500%, 11/10/23	1,998,000	2,018,813
Darling International, Inc. Term Loan B, 3.313%, 01/06/21	729,375	736,441
GFL Environmental, Inc. Term Loan B, 3.750%, 09/29/23	798,000	800,494

		3,555,748

Food—3.4%
AdvancePierre Foods, Inc. Term Loan, 4.000%, 06/02/23	1,484,820	1,508,020
Albertsons LLC Term Loan B4, 3.770%, 08/22/21	1,607,994	1,628,219
Term Loan B5, 4.247%, 12/22/22	1,496,250	1,520,163
Term Loan B6, 4.061%, 06/22/23	4,066,524	4,130,791
Blue Buffalo Co., Ltd. Term Loan B3, 3.750%, 08/08/19	1,197,304	1,210,773
Centerplate, Inc. Term Loan A, 4.755%, 11/26/19	458,291	457,718
Clearwater Seafoods L.P. Term Loan B, 4.750%, 06/26/19	401,539	403,233
Del Monte Foods, Inc. 1st Lien Term Loan, 4.255%, 02/18/21	1,486,728	1,369,028
Dole Food Co., Inc. Term Loan B, 4.608%, 11/01/18	2,628,455	2,650,358
High Liner Foods, Inc. Term Loan B, 4.250%, 04/24/21	781,451	780,719
JBS USA LLC Incremental Term Loan, 3.750%, 09/18/20	1,548,000	1,565,415
Term Loan, 3.750%, 05/25/18	4,960,810	4,979,413
Term Loan B, 4.000%, 10/30/22	668,250	674,654

Food—(Continued)
NPC International, Inc. Term Loan B, 4.750%, 12/28/18	2,056,769	2,065,768
Pinnacle Foods Finance LLC Incremental Term Loan H, 3.270%, 04/29/20	677,250	682,965
Supervalu, Inc. Term Loan B, 5.500%, 03/21/19	2,367,553	2,387,900

		28,015,137

Forest Products & Paper—0.1%
Expera Specialty Solutions LLC Term Loan B, 5.750%, 10/27/23	997,500	1,002,487

Hand/Machine Tools—0.4%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	1,841,467	1,821,518
Milacron LLC Term Loan B, 4.250%, 09/28/20	1,155,479	1,167,728

		2,989,246

Health Care Technology—0.1%
Press Ganey Holdings, Inc. 1st Lien Term Loan, 4.250%, 10/21/23	725,000	731,118

Healthcare-Products—2.6%
Alere, Inc. Term Loan B, 4.250%, 06/18/22	1,606,406	1,606,118
BSN Medical, Inc. Term Loan B1B, 4.000%, 08/28/19	544,144	544,824
CeramTec Acquisition Corp. Term Loan B2, 4.250%, 08/30/20	30,643	30,930
CHG Healthcare Services, Inc. Term Loan B, 4.750%, 06/07/23	2,110,060	2,130,219
Convatec, Inc. Term Loan B, 3.270%, 10/31/23	575,000	579,313
DJO Finance LLC Term Loan, 4.250%, 06/08/20	3,415,147	3,282,810
Drive DeVillbiss Healthcare 1st Lien Term Loan, 11/30/23 (b)	700,000	642,250
Faenza Acquisition GmbH Term Loan B1, 4.250%, 08/30/20	270,500	273,036
Term Loan B3, 4.250%, 08/30/20	81,858	82,625
Greatbatch, Ltd. Term Loan B, 5.250%, 10/27/22	2,408,212	2,420,855
Kinetic Concepts, Inc. Term Loan F1, 5.000%, 11/04/20	5,214,025	5,236,185
Mallinckrodt International Finance S.A. Incremental Term Loan B1, 3.748%, 03/19/21	1,099,688	1,104,401
Term Loan B, 3.498%, 03/19/21	1,628,938	1,635,191
New Millennium HoldCo, Inc. Term Loan, 7.500%, 12/21/20	281,143	141,977
Sterigenics-Nordion Holdings LLC Term Loan B, 4.250%, 05/15/22	715,938	720,851

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Tecomet, Inc. 1st Lien Term Loan, 5.750%, 12/05/21	1,078,000	$1,080,695

		21,512,280

Healthcare-Services—5.7%
Acadia Healthcare Co., Inc. Term Loan B, 3.756%, 02/11/22	742,462	747,102
ADMI Corp. Term Loan B, 5.250%, 04/30/22	965,286	974,536
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	1,144,853	1,133,404
Ardent Legacy Acquisitions, Inc. Term Loan B, 6.500%, 08/04/21	493,750	494,059
BioClinica, Inc. 1st Lien Term Loan, 5.250%, 10/20/23	650,000	648,375
CareCore National LLC Term Loan B, 5.500%, 03/05/21	3,119,918	3,077,019
Community Health Systems, Inc. Term Loan F, 4.180%, 12/31/18	1,709,219	1,684,916
Term Loan G, 3.750%, 12/31/19	2,196,666	2,133,169
Term Loan H, 4.000%, 01/27/21	2,527,810	2,449,719
Concentra, Inc. 1st Lien Term Loan, 4.001%, 06/01/22	494,490	497,370
CPI Buyer LLC 1st Lien Term Loan, 5.500%, 08/15/21	986,753	975,652
DaVita HealthCare Partners, Inc. Term Loan B, 3.520%, 06/24/21	3,120,000	3,156,401
Emdeon Business Services LLC Term Loan B2, 3.750%, 11/02/18	2,347,545	2,355,126
Envision Healthcare Corp. Term Loan B, 4.000%, 12/01/23	5,825,000	5,879,609
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	1,483,164	1,473,894
Kindred Healthcare, Inc. Term Loan, 4.250%, 04/09/21	3,076,739	3,079,301
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	967,828	953,311
MPH Acquisition Holdings LLC Term Loan B, 5.000%, 06/07/23	2,227,089	2,270,041
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	703,606	693,052
National Mentor Holdings, Inc. Term Loan B, 4.250%, 01/31/21	1,049,112	1,054,850
National Surgical Hospitals, Inc. Term Loan, 4.500%, 06/01/22	1,488,665	1,502,621
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	2,122,249	2,071,315
Opal Acquisition, Inc. Term Loan B, 5.000%, 11/27/20	1,695,749	1,602,483
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	2,973,750	2,959,345
RadNet, Inc. Term Loan B, 4.750%, 07/01/23	1,407,187	1,415,982

Healthcare-Services—(Continued)
Select Medical Corp. Term Loan B, 6.000%, 06/01/18	1,571,626	1,600,112

		46,882,764

Hotels, Restaurants & Leisure—0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B2, 3.750%, 12/10/21	4,658,104	4,703,716

Household Products/Wares—0.9%
KIK Custom Products, Inc. Term Loan B, 6.000%, 08/26/22	1,530,625	1,547,844
Libbey Glass, Inc. Term Loan B, 3.750%, 04/09/21	418,295	421,868
Prestige Brands, Inc. Term Loan B3, 3.500%, 09/03/21	600,423	606,176
Spectrum Brands, Inc. Term Loan, 3.404%, 06/23/22	1,539,045	1,558,696
Spin Holdco, Inc. Term Loan B, 4.250%, 11/14/19	3,074,200	3,071,126
Zep, Inc. Term Loan, 5.000%, 06/26/22	344,750	347,767

		7,553,477

Industrial Conglomerates—0.3%
IG Investment Holdings LLC Term Loan B, 6.000%, 10/29/21	2,211,811	2,229,782

Insurance—3.2%
Alliant Holdings I, Inc. Incremental Term Loan B2, 5.253%, 08/12/22	497,500	503,719
Term Loan B, 4.753%, 08/12/22	1,871,500	1,881,247
AmWINS Group LLC Term Loan B, 4.750%, 09/06/19	2,025,603	2,045,496
AssuredPartners, Inc. Term Loan B, 5.250%, 10/21/22	1,016,150	1,032,980
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	1,575,000	1,598,625
Term Loan B2, 4.020%, 07/08/20	1,348,033	1,356,038
Term Loan B4, 5.000%, 08/04/22	5,160,875	5,222,160
Term Loan B5, 4.750%, 11/03/23	1,745,625	1,767,445
Camelot UK Holdco, Ltd. Term Loan B, 4.750%, 10/03/23	1,122,188	1,137,337
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.028%, 12/10/19	1,810,732	1,533,840
Hub International, Ltd. Term Loan B, 4.000%, 10/02/20	2,781,958	2,799,779
UFC Holdings LLC 1st Lien Term Loan, 5.000%, 08/18/23	2,000,000	2,025,208
USI, Inc. Term Loan B, 4.250%, 12/27/19	3,324,889	3,342,205

		26,246,079

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—2.6%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.250%, 10/19/23	2,075,000	$2,092,222
Ascend Learning LLC Term Loan B, 5.500%, 07/31/19	1,845,409	1,862,326
Getty Images, Inc. Term Loan B, 4.750%, 10/18/19	5,470,878	4,793,857
Go Daddy Operating Co. LLC Term Loan B, 4.250%, 05/13/21	5,602,396	5,655,618
Match Group, Inc. Term Loan B1, 4.201%, 11/16/22	481,250	485,461
Sabre, Inc. Term Loan B, 4.000%, 02/19/19	940,593	950,685
SurveyMonkey, Inc. Term Loan B, 6.250%, 02/05/19	519,241	524,433
Uber Technologies Term Loan B, 5.000%, 07/13/23	3,715,688	3,744,020
Vivid Seats, Ltd. Term Loan B, 6.750%, 10/07/22	875,000	871,719

		20,980,341

Internet Software & Services—0.6%
Answers Corp. 1st Lien Term Loan, 0.000%, 10/03/21 (f)	1,108,125	570,684
Extreme Reach, Inc. 1st Lien Term Loan, 7.250%, 02/07/20	2,547,277	2,560,014
Sutherland Global Services, Inc. Term Loan B, 6.000%, 04/23/21	852,394	842,805
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 5.000%, 09/02/21	1,150,690	1,162,197

		5,135,700

IT Services—0.0%
Global Payments, Inc. Reprice Term Loan B, 3.270%, 04/22/23	336,527	340,032

Leisure Products—0.7%
Bombardier Recreational Products, Inc. Term Loan B, 3.750%, 06/30/23	4,350,000	4,382,625
Steinway Musical Instruments, Inc. 1st Lien Term Loan, 4.750%, 09/19/19	1,655,802	1,597,849

		5,980,474

Leisure Time—0.6%
ClubCorp Club Operations, Inc. Term Loan, 4.000%, 12/15/22	1,784,222	1,805,781
LTF Merger Sub, Inc. Term Loan B, 4.250%, 06/10/22	1,354,375	1,362,370
SRAM LLC Term Loan B, 4.018%, 04/10/20	1,582,417	1,578,461

		4,746,612

Lodging—1.7%
Boyd Gaming Corp. Term Loan B, 4.000%, 08/14/20	143,424	144,602
Term Loan B2, 3.756%, 09/15/23	822,938	832,196

Lodging—(Continued)
Caesars Entertainment Operating Co. Extended Term Loan B6, 0.000%, 03/01/17 (f)	1,282,347	1,420,199
CityCenter Holdings LLC Term Loan B, 4.250%, 10/16/20	657,397	664,998
Four Seasons Holdings, Inc. Term Loan B, 3.750%, 11/30/23	900,000	911,063
Golden Nugget, Inc. Delayed Draw Term Loan, 4.500%, 11/21/19	133,500	135,169
Term Loan B, 4.500%, 11/21/19	311,500	315,394
Hilton Worldwide Finance LLC Term Loan B1, 3.500%, 10/26/20	297,461	300,312
Term Loan B2, 3.256%, 10/25/23	4,044,328	4,095,966
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.500%, 04/25/23	1,885,750	1,902,544
Playa Resorts Holding B.V. Term Loan B, 4.000%, 08/09/19	2,439,102	2,451,298
Tropicana Entertainment, Inc. Term Loan, 4.000%, 11/27/20	387,000	388,451

		13,562,192

Machinery—1.5%
Allison Transmission, Inc. Term Loan B3, 3.256%, 09/23/22	1,022,363	1,037,243
CPM Holdings, Inc. Term Loan B, 6.000%, 04/11/22	767,097	779,562
Delachaux S.A. Term Loan B2, 4.500%, 10/28/21	417,088	402,664
Doosan Infracore International, Inc. Term Loan B, 4.500%, 05/28/21	801,731	814,739
Dynacast International LLC Term Loan B, 4.500%, 01/28/22	688,494	693,658
Gates Global, Inc. Term Loan B, 4.250%, 07/06/21	4,851,720	4,862,335
Global Brass & Copper, Inc. Term Loan B, 5.250%, 07/18/23	822,938	838,882
Paladin Brands Holding, Inc. Term Loan B, 7.250%, 08/16/19	1,214,876	1,125,278
Zebra Technologies Corp. Term Loan B, 3.446%, 10/27/21	1,596,648	1,613,861

		12,168,222

Machinery-Diversified—0.8%
EWT Holdings III Corp. 1st Lien Term Loan, 4.750%, 01/15/21	2,115,499	2,136,654
1st Lien Term Loan, 5.500%, 01/15/21	570,688	579,248
Gardner Denver, Inc. Term Loan, 4.558%, 07/30/20	3,070,115	3,043,252
Manitowoc Foodservice, Inc. Term Loan B, 5.750%, 03/03/23	846,154	862,019

		6,621,173

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Marine—0.2%
Drillships Ocean Ventures, Inc. Term Loan B, 5.500%, 07/25/21	203,482	$161,259
Stena International S.a.r.l. Term Loan B, 4.000%, 03/03/21	1,653,250	1,440,394

		1,601,653

Media—5.3%
ALM Media Holdings, Inc. 1st Lien Term Loan, 5.500%, 07/31/20	401,094	380,036
Altice U.S. Finance I Corp. Term Loan B, 3.882%, 01/15/25	1,125,000	1,139,766
AMC Entertainment, Inc. Term Loan, 3.399%, 12/15/22	2,079,000	2,102,389
Term Loan B, 3.511%, 12/15/23	525,000	530,742
AP NMT Acquisition B.V. 1st Lien Term Loan, 6.750%, 08/13/21	1,152,124	1,065,234
Atlantic Broadband Finance LLC Term Loan B, 3.250%, 11/30/19	698,029	701,083
Block Communications, Inc. Term Loan B, 4.248%, 11/07/21	2,209,788	2,240,173
CBS Radio, Inc. Term Loan B, 4.500%, 10/17/23	1,154,717	1,169,144
Charter Communications Operating LLC Term Loan E, 3.020%, 07/01/20	1,278,625	1,285,106
Term Loan I, 3.500%, 01/15/24	2,059,438	2,072,451
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.500%, 12/20/19	1,418,291	1,063,719
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	4,395,366	2,893,614
Entercom Radio LLC Term Loan, 4.518%, 11/01/23	950,000	962,231
Entravision Communications Corp. Term Loan, 3.500%, 05/31/20	1,717,833	1,717,833
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 12/22/22 (b)	1,125,000	1,110,937
Gray Television, Inc. Term Loan B, 3.938%, 06/13/21	244,833	247,679
Hubbard Radio LLC Term Loan B, 4.250%, 05/27/22	590,069	585,398
iHeartCommunications, Inc. Extended Term Loan E, 8.270%, 07/30/19	425,533	350,000
Term Loan D, 7.520%, 01/30/19	1,323,104	1,079,432
Information Resources, Inc. Term Loan B, 5.558%, 09/30/20	1,949,898	1,951,567
Kasima LLC Term Loan B, 3.489%, 05/17/21	447,059	450,412
Mediacom Illinois LLC Term Loan G, 3.500%, 06/30/21	464,312	467,795
MGOC, Inc. Term Loan B, 4.000%, 07/31/20	1,166,820	1,168,799
MH Sub I LLC 1st Lien Term Loan, 4.750%, 07/08/21	783,774	791,122
Mission Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	1,248,542	1,261,808

Media—(Continued)
Nexstar Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	1,415,866	1,430,910
Numericable U.S. LLC Term Loan B7, 5.137%, 01/15/24	820,875	830,110
ProQuest LLC Term Loan B, 5.750%, 10/24/21	1,653,869	1,662,656
Raycom TV Broadcasting LLC Term Loan B, 3.770%, 08/04/21	2,953,700	2,948,161
Sinclair Television Group, Inc. Term Loan B, 3.020%, 04/09/20	457,217	458,587
Term Loan B2, 01/31/24 (b)	325,000	326,016
Springer Science+Business Media Deutschland GmbH Term Loan B9, 4.750%, 08/14/20	949,588	951,368
Univision Communications, Inc. Term Loan C4, 4.000%, 03/01/20	6,140,680	6,176,928

		43,573,206

Metal Fabricate/Hardware—1.5%
Ameriforge Group, Inc. 1st Lien Term Loan, 5.000%, 12/19/19	3,102,428	1,657,860
Rexnord LLC Term Loan B, 3.750%, 08/21/23	5,881,065	5,915,986
WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.500%, 09/30/23	573,563	578,342
Zekelman Industries, Inc. Term Loan B, 6.000%, 06/14/21	4,332,901	4,387,062

		12,539,250

Mining—0.9%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	2,995,896	3,005,633
Neenah Foundry Co. Term Loan, 7.750%, 04/26/19	1,496,573	1,489,090
New Day Aluminum LLC First Out Term Loan, 4.000%, 10/28/20 (c)	30,959	0
Noranda Aluminum Acquisition Corp. Term Loan B, 0.000%, 02/28/19 (c) (d) (f)	498,659	88,761
Novelis, Inc. Term Loan B, 4.020%, 06/02/22	2,634,875	2,652,049

		7,235,533

Miscellaneous Manufacturing—0.8%
Filtration Group Corp. 1st Lien Term Loan, 4.250%, 11/21/20	461,675	463,887
Delayed Draw Term Loan, 11/21/20 (b)	399,633	401,548
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 4.250%, 06/30/21	3,134,167	3,153,602
RGIS Services LLC Term Loan C, 5.500%, 10/18/17	2,677,235	2,489,829

		6,508,866

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Multi-Utilities—0.1%
Lonestar Generation LLC Term Loan B, 5.474%, 02/22/21	537,578	$513,387

Multiline Retail—0.1%
Dollar Tree, Inc. Term Loan B3, 3.250%, 07/06/22	665,204	672,134

Office/Business Equipment—0.5%
CDW LLC Term Loan B, 3.250%, 08/04/23	4,196,607	4,225,786

Oil & Gas—2.3%
Bronco Midstream Funding LLC Term Loan B, 5.000%, 08/15/20	2,166,868	2,172,285
CITGO Holding, Inc. Term Loan B, 9.500%, 05/12/18	808,537	821,069
Citgo Petroleum Corp. Term Loan B, 4.500%, 07/29/21	2,422,987	2,432,982
Crestwood Holdings LLC Term Loan B1, 9.000%, 06/19/19	1,362,000	1,338,165
Emerald Expositions Holding, Inc. Term Loan B, 4.750%, 06/17/20	1,225,787	1,234,981
Fieldwood Energy LLC 1st Lien Last Out Term Loan, 8.375%, 09/30/20	297,370	257,225
1st Lien Term Loan, 3.875%, 10/01/18	1,051,437	1,004,122
1st Lien Term Loan, 8.000%, 08/31/20	225,000	216,000
2nd Lien Term Loan, 8.375%, 09/30/20	377,630	270,006
MEG Energy Corp. Term Loan, 3.750%, 03/31/20	5,241,426	5,087,459
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	496,491	500,214
Paragon Offshore Finance Co. Term Loan B, 5.500%, 07/18/21	839,375	310,569
Samson Investment Co. 2nd Lien Term Loan, 0.000%, 09/25/18 (f)	825,000	202,125
Sheridan Production Partners I LLC Term Loan B2, 4.450%, 10/01/19	1,060,348	927,804
Term Loan B2 I-A, 4.450%, 10/01/19	140,505	122,942
Term Loan B2 I-M, 4.500%, 10/01/19	85,821	75,094
Southcross Energy Partners L.P. 1st Lien Term Loan, 5.250%, 08/04/21	487,500	386,750
Southcross Holdings Borrower L.P. Term Loan B, 3.500%, 04/13/23	54,291	42,347
TPF II Power LLC Term Loan B, 5.000%, 10/02/21	1,258,540	1,271,126

		18,673,265

Packaging & Containers—2.4%
Berry Plastics Holding Corp. Term Loan G, 3.500%, 01/06/21	4,123,000	4,155,926
Term Loan H, 3.750%, 10/01/22	942,733	952,514
Flex Acquisition Co., Inc. 1st Lien Term Loan, 12/13/23 (b)	1,825,000	1,844,962

Packaging & Containers—(Continued)
Reynolds Group Holdings, Inc. Term Loan, 4.250%, 02/05/23	8,614,528	8,719,272
SIG Combibloc U.S. Acquisition, Inc. Term Loan, 4.000%, 03/13/22	2,603,042	2,621,841
Signode Industrial Group U.S., Inc. Term Loan B, 3.898%, 05/01/21	1,115,625	1,120,506

		19,415,021

Pharmaceuticals—3.4%
Akorn, Inc. Term Loan B, 5.250%, 04/16/21	895,627	909,061
Alkermes, Inc. Term Loan B, 3.500%, 09/25/21	359,962	363,112
Amneal Pharmaceuticals LLC Term Loan, 4.501%, 11/01/19	4,443,952	4,449,507
Arbor Pharmaceuticals, Inc. Term Loan B, 6.000%, 07/05/23	1,590,000	1,601,925
Auris Luxembourg III S.a.r.l. Term Loan B4, 4.250%, 01/15/22	1,731,853	1,745,924
DPx Holdings B.V. Incremental Term Loan, 4.250%, 03/11/21	3,868,616	3,899,647
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 3.813%, 09/26/22	2,419,518	2,432,561
Genoa, a QoL Healthcare Co. LLC 1st Lien Term Loan, 4.750%, 10/28/23	573,563	577,387
Horizon Pharma, Inc. Incremental Term Loan B, 5.500%, 05/07/21	650,000	654,875
Term Loan B, 5.000%, 05/07/21	520,676	522,629
Indivior Finance S.a.r.l. Term Loan B, 7.000%, 12/19/19	922,500	929,419
Valeant Pharmaceuticals International, Inc. Term Loan B C2, 5.250%, 12/11/19	3,845,745	3,846,545
Term Loan B E, 5.250%, 08/05/20	5,187,036	5,182,404
Term Loan B F1, 5.500%, 04/01/22	963,246	965,474

		28,080,470

Pipelines—0.3%
Energy Transfer Equity L.P. Term Loan, 3.387%, 12/02/19	1,825,000	1,828,422
Term Loan, 4.137%, 12/02/19	395,000	397,376

		2,225,798

Professional Services—0.2%
TransUnion LLC Term Loan B2, 3.520%, 04/09/21	1,492,339	1,504,731

Real Estate—1.4%
Americold Realty Operating Partnership L.P. Term Loan B, 5.750%, 12/01/22	422,875	429,218
Auction.com LLC Term Loan B, 6.000%, 05/12/19	1,031,625	1,039,362
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.250%, 11/04/21	3,880,127	3,899,931

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
MCS AMS Sub-Holdings LLC Term Loan B, 7.500%, 10/15/19	476,250	$445,294
RE/MAX International, Inc. Term Loan B, 3.713%, 12/09/23	1,919,740	1,924,540
Realogy Corp. Term Loan B, 3.770%, 07/20/22	2,586,838	2,630,491
RHP Hotel Properties L.P. Term Loan B, 3.750%, 01/15/21	658,125	664,981

		11,033,817

Real Estate Investment Trusts—0.5%
ESH Hospitality, Inc. Term Loan B, 3.770%, 08/30/23	1,271,813	1,289,035
Quality Care Properties, Inc. 1st Lien Term Loan, 6.250%, 10/31/22	2,525,000	2,581,813

		3,870,848

Retail—5.6%
Ascena Retail Group, Inc. Term Loan B, 5.250%, 08/21/22	2,043,726	1,996,040
Bass Pro Group LLC Term Loan, 4.000%, 06/05/20	1,134,965	1,132,601
Term Loan B, 5.970%, 12/16/23	1,225,000	1,215,922
David’s Bridal, Inc. Term Loan B, 5.250%, 10/11/19	1,615,044	1,429,314
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	1,461,141	1,355,208
Focus Brands, Inc. 1st Lien Term Loan, 5.000%, 10/03/23	351,250	357,324
General Nutrition Centers, Inc. Term Loan, 3.270%, 03/04/19	2,916,697	2,758,708
Harbor Freight Tools USA, Inc. Term Loan B, 3.887%, 08/19/23	2,543,625	2,578,798
J. Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	3,170,487	1,792,647
Landry’s, Inc. Term Loan B, 4.000%, 10/04/23	2,500,000	2,530,625
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	881,999	883,091
Michaels Stores, Inc. Term Loan B1, 3.750%, 01/27/23	3,213,442	3,250,168
Nature’s Bounty Co. (The) Term Loan B, 5.000%, 05/05/23	3,656,625	3,692,050
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	2,356,096	2,061,584
Outerwall, Inc. 1st Lien Term Loan, 5.250%, 09/27/23	448,875	454,860
Party City Holdings, Inc. Term Loan, 4.210%, 08/19/22	2,465,191	2,485,029
PetSmart, Inc. Term Loan B2, 4.000%, 03/11/22	4,752,625	4,776,117
Pier 1 Imports (U.S.), Inc. Term Loan B, 4.500%, 04/30/21	1,496,723	1,399,436
Pilot Travel Centers LLC Term Loan B, 3.520%, 05/25/23	1,457,920	1,471,133

Retail—(Continued)
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	450,000	452,742
Sage Automotive Holdings, Inc. 1st Lien Term Loan, 6.000%, 10/27/22	700,000	696,500
Serta Simmons Bedding LLC 1st Lien Term Loan, 4.500%, 11/08/23	4,250,000	4,292,500
Toys “R” Us Property Co. I LLC Term Loan B, 6.000%, 08/21/19	2,110,586	2,070,133
Yum! Brands, Inc. 1st Lien Term Loan B, 3.486%, 06/16/23	970,125	984,187

		46,116,717

Semiconductors—1.7%
Avago Technologies Cayman, Ltd. Term Loan B3, 3.704%, 02/01/23	6,102,641	6,196,091
Cypress Semiconductor Corp. Term Loan B, 6.500%, 07/05/21	1,061,563	1,080,582
Entegris, Inc. Term Loan B, 2.750%, 04/30/21	266,894	269,785
Lattice Semiconductor Corp. Term Loan, 5.506%, 03/10/21	2,028,882	2,026,346
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.628%, 05/07/21	785,969	794,812
Microsemi Corp. Term Loan B, 3.750%, 01/15/23	396,882	401,472
NXP B.V. Term Loan D, 3.270%, 01/11/20	2,055,938	2,067,502
Term Loan F, 3.270%, 12/07/20	890,878	896,725

		13,733,315

Software—6.3%
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.250%, 03/18/21	712,940	695,116
CCC Information Services, Inc. Term Loan, 4.000%, 12/20/19	2,309,387	2,315,883
Donnelley Financial Solutions, Inc. Term Loan B, 5.000%, 09/30/23	450,000	456,750
Eze Castle Software, Inc. 1st Lien Term Loan, 4.000%, 04/06/20	2,585,442	2,586,252
First Data Corp. Term Loan, 3.756%, 07/10/22	2,449,003	2,479,003
Global Healthcare Exchange LLC Term Loan B, 5.250%, 08/15/22	1,061,616	1,072,675
Hyland Software, Inc. Term Loan, 4.750%, 07/01/22	2,315,901	2,332,029
Infoblox, Inc. Term Loan, 6.000%, 11/01/23	825,000	820,618
Infor (U.S.), Inc. Term Loan B3, 3.750%, 06/03/20	416,875	417,761
Term Loan B5, 3.750%, 06/03/20	8,116,611	8,133,518
Informatica Corp. Term Loan, 4.500%, 08/05/22	2,742,794	2,733,732
ION Trading Finance, Ltd. Term Loan B1, 4.250%, 08/11/23	2,798,560	2,812,552

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Kronos, Inc. 1st Lien Term Loan, 5.000%, 11/01/23	5,575,000	$5,633,538
MA FinanceCo. LLC Term Loan B, 4.520%, 11/19/21	975,772	987,969
Term Loan C, 4.520%, 11/20/19	956,250	968,032
Magic Newco LLC 1st Lien Term Loan, 5.000%, 12/12/18	2,162,926	2,178,955
Mitel U.S. Holdings, Inc. Term Loan, 5.500%, 04/29/22	672,328	681,012
Quintiles IMS, Inc. Term Loan B, 3.499%, 03/17/21	3,109,648	3,134,914
Renaissance Learning, Inc. 1st Lien Term Loan, 4.500%, 04/09/21	1,736,011	1,742,250
Rocket Software, Inc. 1st Lien Term Loan, 5.250%, 10/14/23	1,122,188	1,134,712
SS&C Technologies, Inc. Term Loan B1, 4.001%, 07/08/22	1,709,200	1,733,159
Term Loan B2, 4.002%, 07/08/22	174,419	176,864
Syncsort, Inc. 1st Lien Term Loan, 6.250%, 12/09/22	700,000	697,375
Veritas U.S., Inc. Term Loan B1, 6.625%, 01/27/23	2,214,519	2,049,353
Vertafore, Inc. Reprice Term Loan, 4.250%, 06/30/23	2,269,313	2,280,659
Wall Street Systems Delaware, Inc. Term Loan B, 4.750%, 08/23/23	1,180,465	1,183,970

		51,438,651

Telecommunications—4.4%
CommScope, Inc. Term Loan B4, 3.333%, 01/14/18	266,369	267,784
Term Loan B5, 3.270%, 12/29/22	938,125	947,800
Consolidated Communications, Inc. Term Loan B, 4.000%, 10/04/23	1,024,000	1,032,000
CSC Holdings LLC Term Loan, 3.876%, 10/11/24	2,467,105	2,497,559
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	7,125,000	6,909,975
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	916,750	923,340
Term Loan J, 3.750%, 06/30/21	828,750	837,167
RCN Grande 1st Lien Term Loan, 12/02/23 (b)	675,000	679,992
Syniverse Holdings, Inc. Term Loan, 4.000%, 04/23/19	1,711,767	1,506,891
Term Loan B, 4.000%, 04/23/19	1,849,765	1,628,372
Telenet International Finance S.a.r.l. Term Loan AF, 3.704%, 01/31/25	1,850,000	1,865,031
Telesat Canada Term Loan B3, 4.500%, 11/17/23	4,613,438	4,694,173
UPC Financing Partnership Term Loan AN, 4.080%, 08/31/24	3,250,000	3,286,969
Virgin Media Investment Holdings, Ltd. Term Loan I, 3.486%, 01/31/25	6,450,000	6,487,623
Security Description	Shares/ Principal Amount*	Value

Telecommunications—(Continued)
Windstream Corp. Term Loan B5, 3.500%, 08/08/19	862,087	863,704
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	961,447	966,597
Term Loan B2A, 3.500%, 01/15/22	569,787	572,839
Term Loan B3, 3.701%, 01/15/22	177,049	177,997

		36,145,813

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. Term Loan B, 6.000%, 12/05/20	375,000	379,844

Trading Companies & Distributors—0.1%
Solenis International L.P. 1st Lien Term Loan, 4.250%, 07/31/21	293,250	294,327
STS Operating, Inc. Term Loan, 4.750%, 02/12/21	309,771	293,508

		587,835

Transportation—0.1%
Kenan Advantage Group, Inc. Strip Delayed Draw Term Loan, 1.500%, 01/31/17 (e)	40,351	40,465
Term Loan, 4.000%, 07/31/22	574,280	576,433
Term Loan B, 4.000%, 07/31/22	177,483	178,149

		795,047

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC Term Loan B1, 3.270%, 03/24/21	1,925,625	1,933,749

Total Floating Rate Loans (Cost $774,371,678)		767,749,012

Common Stocks—0.2%

Capital Markets—0.1%
RCS Capital Corp. (g) (h)	35,138	509,505

Commercial Services—0.1%
IAP Worldwide Services LLC (c) (d) (g) (h)	44	751,392

Gas Utilities—0.0%
Southcross Holding GP LLC (c) (d) (g) (h)	59	0
Southcross Holding L.P. - Class A (g) (h)	59	21,634

		21,634

Health Care Providers & Services—0.0%
Millennium Health LLC (g) (h)	31,600	57,932

Total Common Stocks (Cost $570,296)		1,340,463

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—0.0%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (c) (d) (f) (Cost $40,549)	47,232	$0

Short-Term Investment—5.3%

Repurchase Agreement—5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $43,829,420 on 01/03/17, collateralized by $44,310,000 U.S. Treasury Note at 2.000% due 08/31/21 with a value of $44,707,283.	43,829,274	43,829,274

Total Short-Term Investments (Cost $43,829,274)		43,829,274

Total Investments—99.2% (Cost $818,811,797)		812,918,749
Unfunded Loan Commitments—(0.0)% (Cost $(263,573))		(263,573)
Net Investments—99.2% (Cost $818,548,224) (i)		812,655,176
Other assets and liabilities (net)—0.8%		6,784,969

Net Assets—100.0%		$819,440,145

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after December 31, 2016, at which time the interest rate will be determined.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.2% of net assets.
(d)	Illiquid security. As of December 31, 2016, these securities represent 0.2% of net assets.
(e)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Non-income producing security.
(h)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(i)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $819,244,346. The aggregate unrealized appreciation and depreciation of investments were $8,379,638 and $(14,968,808), respectively, resulting in net unrealized depreciation of $(6,589,170) for federal income tax purposes.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,465,819	$—	$3,465,819
Aerospace/Defense	—	20,239,134	—	20,239,134
Auto Components	—	11,233,452	—	11,233,452
Auto Manufacturers	—	5,245,256	—	5,245,256
Auto Parts & Equipment	—	6,266,426	—	6,266,426
Beverages	—	2,293,596	—	2,293,596
Biotechnology	—	1,009,072	—	1,009,072
Building Materials	—	7,660,004	—	7,660,004
Capital Markets	—	8,243,801	218,843	8,462,644
Chemicals	—	40,377,414	—	40,377,414
Coal	—	2,327,350	—	2,327,350
Commercial Services (Less Unfunded Loan Commitments of $223,222)	—	41,334,084	288,644	41,622,728
Computers	—	9,919,348	—	9,919,348
Construction Materials	—	1,909,597	—	1,909,597
Cosmetics/Personal Care	—	2,513,490	—	2,513,490
Distributors	—	2,762,518	—	2,762,518
Diversified Consumer Services	—	1,418,777	—	1,418,777
Diversified Financial Services	—	27,323,123	—	27,323,123
Electric	—	14,521,136	—	14,521,136
Electrical Components & Equipment	—	2,492,823	—	2,492,823
Electronics	—	8,624,188	—	8,624,188
Energy Equipment & Services	—	3,884,197	—	3,884,197
Entertainment	—	14,192,382	—	14,192,382
Environmental Control	—	3,555,748	—	3,555,748
Food	—	28,015,137	—	28,015,137
Forest Products & Paper	—	1,002,487	—	1,002,487
Hand/Machine Tools	—	2,989,246	—	2,989,246
Health Care Technology	—	731,118	—	731,118
Healthcare-Products	—	21,512,280	—	21,512,280
Healthcare-Services	—	46,882,764	—	46,882,764
Hotels, Restaurants & Leisure	—	4,703,716	—	4,703,716
Household Products/Wares	—	7,553,477	—	7,553,477
Industrial Conglomerates	—	2,229,782	—	2,229,782
Insurance	—	26,246,079	—	26,246,079
Internet	—	20,980,341	—	20,980,341
Internet Software & Services	—	5,135,700	—	5,135,700

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$—	$340,032	$—	$340,032
Leisure Products	—	5,980,474	—	5,980,474
Leisure Time	—	4,746,612	—	4,746,612
Lodging	—	13,562,192	—	13,562,192
Machinery	—	12,168,222	—	12,168,222
Machinery-Diversified	—	6,621,173	—	6,621,173
Marine	—	1,601,653	—	1,601,653
Media	—	43,573,206	—	43,573,206
Metal Fabricate/Hardware	—	12,539,250	—	12,539,250
Mining	—	7,146,772	88,761	7,235,533
Miscellaneous Manufacturing	—	6,508,866	—	6,508,866
Multi-Utilities	—	513,387	—	513,387
Multiline Retail	—	672,134	—	672,134
Office/Business Equipment	—	4,225,786	—	4,225,786
Oil & Gas	—	18,673,265	—	18,673,265
Packaging & Containers	—	19,415,021	—	19,415,021
Pharmaceuticals	—	28,080,470	—	28,080,470
Pipelines	—	2,225,798	—	2,225,798
Professional Services	—	1,504,731	—	1,504,731
Real Estate	—	11,033,817	—	11,033,817
Real Estate Investment Trusts	—	3,870,848	—	3,870,848
Retail	—	46,116,717	—	46,116,717
Semiconductors	—	13,733,315	—	13,733,315
Software	—	51,438,651	—	51,438,651
Telecommunications	—	36,145,813	—	36,145,813
Thrifts & Mortgage Finance	—	379,844	—	379,844
Trading Companies & Distributors	—	587,835	—	587,835
Transportation (Less Unfunded Loan Commitments of $40,351)	—	754,696	—	754,696
Wireless Telecommunication Services	—	1,933,749	—	1,933,749
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	766,889,191	596,248	767,485,439
Common Stocks
Capital Markets	—	509,505	—	509,505
Commercial Services	—	—	751,392	751,392
Gas Utilities	—	21,634	0	21,634
Health Care Providers & Services	—	57,932	—	57,932
Total Common Stocks	—	589,071	751,392	1,340,463
Total Corporate Bonds & Notes*	—	—	0	0
Total Short-Term Investment*	—	43,829,274	—	43,829,274
Total Net Investments	$—	$811,307,536	$1,347,640	$812,655,176

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Transfers from Level 3 to Level 2 in the amount of $1,635,842 were due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

Transfers from Level 2 to Level 3 in the amount of $490,073 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$812,655,176
Cash	14,566,248
Receivable for:
Investments sold	202,118
Fund shares sold	89,098
Interest	2,276,438
Prepaid expenses	2,321

Total Assets	829,791,399
Liabilities
Payables for:
Investments purchased	8,866,510
Fund shares redeemed	628,685
Accrued Expenses:
Management fees	417,118
Distribution and service fees	21,721
Deferred trustees’ fees	92,561
Other expenses	324,659

Total Liabilities	10,351,254

Net Assets	$819,440,145

Net Assets Consist of:
Paid in surplus	$806,832,605
Undistributed net investment income	32,016,479
Accumulated net realized loss	(13,515,891)
Unrealized depreciation on investments	(5,893,048)

Net Assets	$819,440,145

Net Assets
Class A	$715,370,297
Class B	104,069,848
Capital Shares Outstanding*
Class A	69,086,568
Class B	10,115,146
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.35
Class B	10.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $818,548,224.
(b)	Investments at value is net of unfunded loan commitments of $263,573.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest	$38,011,122
Other income (a)	4,178

Total investment income	38,015,300
Expenses
Management fees	4,898,527
Administration fees	26,239
Custodian and accounting fees	303,615
Distribution and service fees—Class B	243,444
Audit and tax services	121,510
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	20,475
Insurance	5,687
Miscellaneous	16,342

Total expenses	5,717,199

Net Investment Income	32,298,101

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(7,287,994)

Net change in unrealized appreciation on investments	48,472,892

Net realized and unrealized gain	41,184,898

Net Increase in Net Assets From Operations	$73,482,999

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,298,101	$33,605,676
Net realized loss	(7,287,994)	(4,936,206)
Net change in unrealized appreciation (depreciation)	48,472,892	(32,715,787)

Increase (decrease) in net assets from operations	73,482,999	(4,046,317)

From Distributions to Shareholders
Net investment income
Class A	(29,765,999)	(29,660,064)
Class B	(3,864,826)	(3,810,981)

Total distributions	(33,630,825)	(33,471,045)

Decrease in net assets from capital share transactions	(46,720,593)	(39,238,626)

Total decrease in net assets	(6,868,419)	(76,755,988)

Net Assets
Beginning of period	826,308,564	903,064,552

End of period	$819,440,145	$826,308,564

Undistributed net investment income
End of period	$32,016,479	$33,349,203

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	205,871	$2,070,080	672,118	$6,962,687
Reinvestments	3,009,707	29,765,999	2,925,056	29,660,064
Redemptions	(7,976,249)	(79,923,523)	(6,728,533)	(68,769,213)

Net decrease	(4,760,671)	$(48,087,444)	(3,131,359)	$(32,146,462)

Class B
Sales	2,348,588	$23,664,620	1,793,076	$18,308,603
Reinvestments	392,767	3,864,826	377,699	3,810,981
Redemptions	(2,623,540)	(26,162,595)	(2,873,858)	(29,211,748)

Net increase (decrease)	117,815	$1,366,851	(703,083)	$(7,092,164)

Decrease derived from capital shares transactions		$(46,720,593)		$(39,238,626)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.86	$10.31	$10.63	$10.69	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.39	0.37	0.42	0.46
Net realized and unrealized gain (loss) on investments	0.52	(0.45)	(0.26)	0.01	0.30

Total from investment operations	0.92	(0.06)	0.11	0.43	0.76

Less Distributions
Distributions from net investment income	(0.43)	(0.39)	(0.38)	(0.44)	(0.38)
Distributions from net realized capital gains	0.00	0.00	(0.05)	(0.05)	(0.03)

Total distributions	(0.43)	(0.39)	(0.43)	(0.49)	(0.41)

Net Asset Value, End of Period	$10.35	$9.86	$10.31	$10.63	$10.69

Total Return (%) (b)	9.50	(0.66)	1.01	4.13	7.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.67	0.67	0.67	0.68
Ratio of net investment income to average net assets (%)	4.01	3.83	3.59	3.95	4.42
Portfolio turnover rate (%)	40	23	30	40	42
Net assets, end of period (in millions)	$715.4	$728.3	$793.5	$871.0	$759.9

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.80	$10.24	$10.58	$10.64	$10.29

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.36	0.35	0.39	0.44
Net realized and unrealized gain (loss) on investments	0.51	(0.43)	(0.28)	0.02	0.30

Total from investment operations	0.89	(0.07)	0.07	0.41	0.74

Less Distributions
Distributions from net investment income	(0.40)	(0.37)	(0.36)	(0.42)	(0.36)
Distributions from net realized capital gains	0.00	0.00	(0.05)	(0.05)	(0.03)

Total distributions	(0.40)	(0.37)	(0.41)	(0.47)	(0.39)

Net Asset Value, End of Period	$10.29	$9.80	$10.24	$10.58	$10.64

Total Return (%) (b)	9.27	(0.83)	0.74	3.84	7.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.92	0.92	0.92	0.93
Ratio of net investment income to average net assets (%)	3.76	3.58	3.34	3.67	4.18
Portfolio turnover rate (%)	40	23	30	40	42
Net assets, end of period (in millions)	$104.1	$98.0	$109.6	$117.8	$71.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2016.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2016, the Portfolio had open unfunded loan commitments of $263,573. At December 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $43,829,274, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$309,578,588	$0	$363,957,915

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$4,898,527	0.625%	First $100 million
	0.600%	Over $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$33,630,825	$33,471,045	$—	$—	$33,630,825	$33,471,045

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$32,112,726	$—	$(6,589,170)	$(12,823,457)	$12,700,099

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment long-term accumulated capital losses of $12,823,457.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-25

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Eaton Vance Floating Rate Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Eaton Vance Floating Rate Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-26

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-27

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-29

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-30

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-31

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one-, three-, and five-year periods ended June 30, 2016, and outperformed the median of its other Performance Universe for the one-year period and underperformed the median of its other Performance Universe for the three- and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2016, and the Portfolio underperformed its Lipper index for the three- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the median of the Expense Group, above the median of the Sub-advised Expense Universe, and below the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-32

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-33

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-34

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-35

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-36

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 3.30% and 3.13%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 1.28%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy expanded during the reporting period. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end. Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (the “Fed”), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

The 10-year U.S. Treasury yield, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative central bank policies and a general risk-off sentiment boosted safe haven buying by investors. These factors drove the 10-year Treasury yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that possible expansionary fiscal policies under the new U.S. President Donald Trump could lead to a stronger economy and higher inflation.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s exposures to Corporate Loans and High-Yield Corporate Credit contributed to relative performance. Non-Agency Residential Mortgage-Backed Securities (“RMBS”), Treasury Inflation-Protected Securities (“TIPS”) and Commercial Mortgage-Backed Securities (“CMBS”) also benefited results. In contrast, the Portfolio’s U.S. Yield Curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark. The Portfolio’s exposure to Foreign Currencies was another detractor.

Over the period, we increased the Portfolio’s allocations to TIPS, RMBS and U.S. Treasuries. We decreased exposure to CMBS, Investment-Grade Corporate Credit and Asset-Backed Securities.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks, and to manage portfolio duration, credit and currency exposures that we believed to be advantageous to the Portfolio.

At period-end, the Portfolio remained overweight compared to the benchmark in many of the credit sectors, including Corporate Credit and Securitized Products, based on our belief that valuations remained relatively attractive on a longer-term basis. Accordingly, at period-end, the Portfolio’s heaviest allocation positioning was in Investment-Grade Corporate Credit, followed by Treasuries and RMBS.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	3.30	2.05	1.59
Class B	3.13	1.81	1.34
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	1.28	0.92	0.98

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
Corporate Bonds & Notes	41.9
U.S. Treasury & Government Agencies	20.5
Asset-Backed Securities	15.1
Mortgage-Backed Securities	9.8
Floating Rate Loans	5.0
Foreign Government	1.9
Municipals	0.8
Common Stocks	0.1

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.52%	$1,000.00	$1,015.80	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.52	$2.64

Class B(a)	Actual	0.77%	$1,000.00	$1,014.80	$3.90
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—41.9% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.6%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	3,100,000	$3,118,966
Reynolds American, Inc. 2.300%, 06/12/18	3,200,000	3,220,285

		6,339,251

Auto Manufacturers—0.9%
Fiat Chrysler Automobiles NV 4.500%, 04/15/20 (a)	2,000,000	2,040,000
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	2,995,545
3.157%, 08/04/20	5,000,000	5,037,170

		10,072,715

Auto Parts & Equipment—0.4%
Delphi Automotive plc 3.150%, 11/19/20	4,500,000	4,572,050

Banks—13.3%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A)	4,600,000	4,631,777
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	4,612,220
Banco Comercial Portugues S.A. 4.750%, 06/22/17 (EUR)	1,800,000	1,933,955
Banco Popular Espanol S.A. 1.000%, 03/03/22 (EUR)	2,600,000	2,793,082
Bank of America Corp. 1.920%, 01/15/19 (b)	6,600,000	6,659,050
2.600%, 01/15/19	2,500,000	2,521,370
2.650%, 04/01/19	1,500,000	1,515,846
Bank of New York Mellon Corp. (The) 1.776%, 08/17/20 (b)	3,900,000	3,957,619
Bankinter S.A. 1.750%, 06/10/19 (EUR)	2,000,000	2,189,130
BB&T Corp. 2.050%, 06/19/18	1,000,000	1,005,168
Citigroup, Inc. 1.642%, 04/08/19 (b)	1,600,000	1,601,946
2.400%, 02/18/20 (a)	4,600,000	4,590,666
Credit Suisse AG 1.427%, 05/26/17 (b)	3,900,000	3,902,995
Depfa ACS Bank 2.125%, 10/13/17 (CHF)	2,750,000	2,743,789
Deutsche Bank AG 2.221%, 08/20/20 (a) (b)	3,700,000	3,590,436
Goldman Sachs Group, Inc. (The) 2.163%, 09/15/20 (b)	8,700,000	8,781,101
HSBC Holdings plc 3.400%, 03/08/21 (a)	1,500,000	1,525,318
HSBC USA, Inc. 2.000%, 08/07/18	4,600,000	4,598,818
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	2,700,000	2,767,886

Banks—(Continued)
ING Bank NV 1.688%, 10/01/19 (144A) (b)	6,300,000	6,313,791
Intesa Sanpaolo S.p.A. Zero Coupon, 05/18/17 (EUR) (b)	1,100,000	1,157,526
2.375%, 01/13/17	1,000,000	1,000,138
3.875%, 01/16/18	3,900,000	3,951,839
3.875%, 01/15/19	6,100,000	6,209,306
JPMorgan Chase & Co. 1.850%, 03/22/19	6,500,000	6,479,486
2.200%, 10/22/19	4,000,000	4,016,064
2.400%, 06/07/21 (a)	1,100,000	1,089,895
Morgan Stanley 2.026%, 01/27/20 (a) (b)	7,900,000	7,969,891
National Australia Bank, Ltd. 1.875%, 07/23/18	3,800,000	3,805,267
Norddeutsche Landesbank Girozentrale 2.000%, 02/05/19 (144A)	4,000,000	4,010,828
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,196,109
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,681,093
Toronto-Dominion Bank (The) 2.250%, 03/15/21 (144A)	4,000,000	3,976,148
UniCredit S.p.A. 0.646%, 04/10/17 (EUR) (b)	2,300,000	2,424,171
Unione di Banche Italiane S.p.A. 2.875%, 02/18/19 (EUR)	3,600,000	3,977,199
Wells Fargo & Co. 1.762%, 07/22/20 (b)	7,800,000	7,840,123
2.500%, 03/04/21	1,100,000	1,091,849
Westpac Banking Corp. 2.250%, 11/09/20 (144A)	3,700,000	3,701,550
Woori Bank 4.750%, 04/30/24 (144A)	2,400,000	2,421,221

		144,235,666

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21 (a)	3,400,000	3,419,533
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18 (a)	4,000,000	4,027,780

		7,447,313

Biotechnology—1.1%
Amgen, Inc. 1.516%, 05/22/19 (b)	4,500,000	4,527,427
Biogen, Inc. 2.900%, 09/15/20 (a)	4,500,000	4,557,393
Celgene Corp. 2.300%, 08/15/18	3,000,000	3,018,339

		12,103,159

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.480%, 06/01/19 (144A)	2,800,000	$2,858,257
Hewlett Packard Enterprise Co. 2.928%, 10/05/18 (b)	3,600,000	3,678,573

		6,536,830

Cosmetics/Personal Care—0.3%
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,989,708
Procter & Gamble Co. (The) 1.700%, 11/03/21 (a)	1,500,000	1,474,332

		3,464,040

Diversified Financial Services—1.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.250%, 07/01/20 (a)	1,800,000	1,849,500
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,914,261
CIT Group, Inc. 3.875%, 02/19/19 (a)	2,100,000	2,144,625
Navient Corp. 5.500%, 01/15/19 (a)	1,400,000	1,452,500
6.625%, 07/26/21 (a)	500,000	528,750
Protective Life Global Funding 1.722%, 04/15/19 (144A)	1,900,000	1,884,798
Seven & Seven, Ltd. 2.235%, 09/11/19 (144A) (b)	960,000	952,914
Springleaf Finance Corp. 6.000%, 06/01/20	1,000,000	1,013,750

		15,741,098

Electric—1.5%
Dominion Resources, Inc. 2.500%, 12/01/19	1,900,000	1,920,305
Engie S.A. 1.625%, 10/10/17 (144A)	1,000,000	1,000,212
Korea Western Power Co., Ltd. 3.125%, 05/10/17 (144A)	2,300,000	2,308,931
PSEG Power LLC 3.000%, 06/15/21 (a)	3,300,000	3,310,138
Southern Co. (The) 2.350%, 07/01/21 (a)	2,800,000	2,752,439
2.450%, 09/01/18	3,000,000	3,030,807
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	1,100,000	1,095,046
2.750%, 05/07/19 (144A)	1,100,000	1,114,336

		16,532,214

Entertainment—0.1%
International Game Technology plc 5.625%, 02/15/20 (144A)	1,000,000	1,055,000

Food—0.8%
JBS USA LUX S.A. / JBS USA Finance, Inc. 7.250%, 06/01/21 (144A) (a)	1,900,000	1,966,519
Kraft Heinz Foods Co. 2.000%, 07/02/18 (a)	4,000,000	4,000,900
2.250%, 06/05/17	3,000,000	3,009,576

		8,976,995

Gas—0.5%
Sempra Energy 2.850%, 11/15/20	5,700,000	5,743,901

Healthcare-Products—1.0%
Becton Dickinson & Co. 2.675%, 12/15/19	3,485,000	3,535,919
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,421,028
Stryker Corp. 2.000%, 03/08/19 (a)	4,400,000	4,402,156
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,000,000	2,000,100

		11,359,203

Healthcare-Services—0.9%
CHS/Community Health Systems, Inc. 7.125%, 07/15/20 (a)	1,700,000	1,292,510
HCA, Inc. 4.250%, 10/15/19 (a)	1,700,000	1,768,000
Tenet Healthcare Corp. 5.500%, 03/01/19 (a)	7,000,000	6,878,200
7.500%, 01/01/22 (144A) (a)	400,000	417,000

		10,355,710

Holding Companies-Diversified—0.3%
Hutchison Whampoa International, Ltd. 1.625%, 10/31/17 (144A)	3,200,000	3,192,560

Home Builders—2.3%
Beazer Homes USA, Inc. 5.750%, 06/15/19	16,500,000	17,077,500
KB Home 4.750%, 05/15/19 (a)	1,800,000	1,836,000
Lennar Corp. 6.950%, 06/01/18	5,500,000	5,816,250

		24,729,750

Insurance—2.4%
Jackson National Life Global Funding 2.250%, 04/29/21 (144A) (a)	4,200,000	4,141,981
2.300%, 04/16/19 (144A)	1,500,000	1,506,144
Metropolitan Life Global Funding I 3.875%, 04/11/22 (144A)	1,200,000	1,268,046
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	4,016,556
2.150%, 06/18/19 (144A)	5,000,000	5,025,905

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	$3,700,733
Prudential Financial, Inc. 1.686%, 08/15/18 (b)	3,000,000	3,010,464
TIAA Asset Management Finance Co. LLC 2.950%, 11/01/19 (144A)	3,100,000	3,153,509

		25,823,338

Internet—0.4%
Alibaba Group Holding, Ltd. 2.500%, 11/28/19 (a)	4,000,000	4,017,984

Lodging—0.4%
Marriott International, Inc. 2.875%, 03/01/21	4,800,000	4,821,643

Machinery-Diversified—0.1%
CNH Industrial Capital LLC 3.875%, 10/15/21	1,200,000	1,180,500

Media—1.4%
CBS Corp. 2.300%, 08/15/19	6,000,000	6,019,944
CSC Holdings LLC 7.625%, 07/15/18 (a)	2,500,000	2,668,750
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	3,000,000	3,010,836
Time Warner, Inc. 2.100%, 06/01/19	4,000,000	3,997,584

		15,697,114

Oil & Gas—1.9%
California Resources Corp. 8.000%, 12/15/22 (144A)	1,016,000	904,240
CNOOC Nexen Finance ULC 1.625%, 04/30/17	3,200,000	3,196,992
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/20 (144A)	2,000,000	1,050,000
Ensco plc 4.700%, 03/15/21 (a)	1,900,000	1,827,648
Linn Energy LLC / Linn Energy Finance Corp. 12.000%, 12/15/20 (144A)	225,000	196,313
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	2,323,000
Petrobras Global Finance B.V. 3.873%, 03/17/20 (a) (b)	2,900,000	2,834,431
Sanchez Energy Corp. 7.750%, 06/15/21 (e)	1,200,000	1,221,000
Sinopec Group Overseas Development, Ltd. 2.500%, 04/28/20 (144A)	3,500,000	3,476,798
Statoil ASA 1.343%, 11/08/18 (b)	3,100,000	3,103,735

		20,134,157

Oil & Gas Services—0.3%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	1,214,548
Weatherford International, Ltd. 7.750%, 06/15/21 (a)	2,000,000	2,020,000

		3,234,548

Packaging & Containers—0.3%
Owens-Illinois, Inc. 7.800%, 05/15/18 (a)	3,000,000	3,187,500

Pharmaceuticals—0.9%
Actavis Funding SCS 2.350%, 03/12/18	4,000,000	4,023,124
Baxalta, Inc. 2.000%, 06/22/18	1,400,000	1,400,074
Express Scripts Holding Co. 3.300%, 02/25/21	2,400,000	2,445,041
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	1,700,000	1,436,500

		9,304,739

Pipelines—1.5%
Enable Midstream Partners L.P. 2.400%, 05/15/19 (a)	2,200,000	2,159,956
Energy Transfer Partners L.P. 4.150%, 10/01/20	1,600,000	1,656,866
EnLink Midstream Partners L.P. 2.700%, 04/01/19	500,000	500,330
Enterprise Products Operating LLC 2.550%, 10/15/19	600,000	606,123
Kinder Morgan Energy Partners L.P. 6.850%, 02/15/20	5,000,000	5,573,840
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	2,000,000	2,082,398
Kinder Morgan, Inc. 3.050%, 12/01/19 (a)	2,600,000	2,637,325
Williams Partners L.P. 4.125%, 11/15/20	600,000	623,792

		15,840,630

Real Estate—0.6%
Prologis L.P. 2.750%, 02/15/19	6,000,000	6,086,844

Real Estate Investment Trusts—0.5%
American Tower Corp. 3.300%, 02/15/21	2,700,000	2,730,753
3.400%, 02/15/19 (a)	2,200,000	2,248,288

		4,979,041

Retail—1.0%
Dollar General Corp. 1.875%, 04/15/18	4,500,000	4,505,764

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Edcon, Ltd. 9.500%, 03/01/18 (144A) (EUR)	1,000,000	$157,898
Toys “R” Us, Inc. 7.375%, 10/15/18 (a)	2,200,000	2,167,000
Walgreens Boots Alliance, Inc. 1.750%, 11/17/17 (a)	4,000,000	4,009,980

		10,840,642

Semiconductors—0.4%
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,237,703

Software—0.9%
Fiserv, Inc. 2.700%, 06/01/20	5,500,000	5,526,559
Oracle Corp. 2.375%, 01/15/19	3,800,000	3,850,863

		9,377,422

Telecommunications—2.1%
AT&T, Inc. 2.400%, 03/15/17	2,700,000	2,706,634
2.450%, 06/30/20	3,700,000	3,674,218
CenturyLink, Inc. 5.625%, 04/01/20 (a)	700,000	740,250
6.450%, 06/15/21 (a)	1,000,000	1,052,500
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (a)	500,000	387,500
Juniper Networks, Inc. 3.125%, 02/26/19	4,100,000	4,165,461
Sprint Communications, Inc. 9.000%, 11/15/18 (144A) (a)	700,000	771,750
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,800,000	1,803,366
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	1,800,000	1,825,886
Verizon Communications, Inc. 2.709%, 09/14/18 (b)	5,500,000	5,622,771

		22,750,336

Water—0.1%
Veolia Environnement S.A. 4.625%, 03/30/27 (EUR)	700,000	987,346

Total Corporate Bonds & Notes (Cost $457,995,711)		454,958,942

U.S. Treasury & Government Agencies—20.5%

Agency Sponsored Mortgage - Backed—4.3%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	815,237	861,369
4.500%, 03/01/25	1,629,498	1,717,689

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 1.800%, 03/01/30 (b)	32,734	33,094
2.290%, 06/01/32 (b)	10,291	10,309
2.290%, 09/01/32 (b)	14,910	15,281
2.300%, 11/01/32 (b)	16,519	17,292
2.311%, 03/01/35 (b)	49,760	51,706
2.336%, 11/01/33 (b)	3,858	4,028
2.344%, 08/01/29 (b)	7,187	7,509
2.374%, 12/01/32 (b)	55,593	58,774
2.385%, 06/01/32 (b)	5,433	5,467
2.409%, 11/01/33 (b)	10,266	10,711
2.416%, 03/01/28 (b)	11,771	12,057
2.425%, 02/01/44 (b)	30,293	31,365
2.435%, 03/01/33 (b)	12,462	12,952
2.450%, 05/01/19 (b)	990	991
2.450%, 06/01/26 (b)	1,302	1,302
2.460%, 02/01/36 (b)	40,629	42,737
2.473%, 02/01/36 (b)	81,943	85,286
2.485%, 09/01/31 (b)	28,108	28,639
2.492%, 12/01/32 (b)	337,263	356,375
2.500%, 05/01/19 (b)	33,523	33,707
2.502%, 12/01/33 (b)	98,934	105,357
2.508%, 02/01/25 (b)	91,373	95,038
2.517%, 11/01/34 (b)	12,138	12,683
2.520%, 01/01/32 (b)	12,367	12,524
2.534%, 10/01/35 (b)	28,864	29,090
2.539%, 07/01/25 (b)	2,431	2,525
2.543%, 06/01/25 (b)	89,292	91,308
2.547%, 03/01/36 (b)	261,351	275,084
2.553%, 07/01/33 (b)	57,426	59,519
2.555%, 01/01/20 (b)	72,414	73,618
2.566%, 10/01/32 (b)	29,906	31,528
2.580%, 11/01/35 (b)	158,327	165,366
2.590%, 04/01/27 (b)	7,381	7,691
2.591%, 07/01/35 (b)	49,102	51,395
2.615%, 09/01/35 (b)	22,709	23,990
2.626%, 12/01/34 (b)	46,860	49,232
2.646%, 09/01/33 (b)	5,368	5,716
2.653%, 12/01/35 (b)	137,174	141,575
2.654%, 02/01/35 (b)	47,539	50,172
2.655%, 02/01/33 (b)	38,284	38,771
2.681%, 08/01/33 (b)	119,767	125,397
2.682%, 07/01/33 (b)	29,690	30,701
2.690%, 12/01/25 (b)	11,807	11,897
2.694%, 03/01/37 (b)	23,385	24,434
2.698%, 03/01/30 (b)	1,292	1,358
2.704%, 03/01/33 (b)	52,510	54,890
2.704%, 11/01/35 (b)	3,585,083	3,775,293
2.723%, 07/01/35 (b)	43,716	46,350
2.725%, 01/01/36 (b)	90,662	96,246
2.741%, 09/01/37 (b)	58,095	61,271
2.770%, 01/01/29 (b)	13,103	13,338
2.780%, 07/01/32 (b)	3,298	3,322
2.790%, 01/01/32 (b)	9,591	10,182
2.798%, 08/01/30 (b)	25,134	25,879
2.800%, 06/01/30 (b)	9,602	9,819

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.803%, 07/01/33 (b)	74,337	$79,122
2.806%, 03/01/36 (b)	37,128	38,761
2.812%, 04/01/36 (b)	74,368	78,048
2.823%, 06/01/33 (b)	25,202	25,807
2.824%, 03/01/38 (b)	28,773	30,371
2.833%, 11/01/32 (b)	86,449	90,898
2.838%, 02/01/32 (b)	78,312	78,816
2.854%, 05/01/33 (b)	18,072	18,951
2.860%, 02/01/36 (b)	11,491	12,122
2.862%, 09/01/36 (b)	1,570	1,648
2.865%, 01/01/33 (b)	169,224	173,902
2.872%, 11/01/34 (b)	4,144,672	4,393,930
2.875%, 04/01/34 (b)	148,708	156,631
2.887%, 09/01/35 (b)	4,974,072	5,253,789
2.890%, 08/01/32 (b)	51,827	54,154
2.895%, 09/01/30 (b)	84,327	88,062
2.895%, 09/01/39 (b)	14,498	15,137
2.898%, 08/01/37 (b)	29,915	31,620
2.899%, 09/01/33 (b)	11,705	12,316
2.900%, 04/01/34 (b)	19,151	19,558
2.911%, 07/01/28 (b)	7,823	8,131
2.912%, 11/01/36 (b)	3,048,381	3,219,403
2.915%, 04/01/36 (b)	6,122	6,495
2.925%, 09/01/32 (b)	5,262	5,311
2.928%, 07/01/33 (b)	41,168	43,096
2.935%, 04/01/40 (b)	7,541	7,974
2.958%, 09/01/32 (b)	143,826	145,282
2.962%, 08/01/34 (b)	23,548	24,925
2.964%, 05/01/34 (b)	30,954	32,661
2.970%, 08/01/35 (b)	786,014	831,482
2.971%, 03/01/36 (b)	20,701	21,974
2.977%, 03/01/37 (b)	15,709	16,629
2.980%, 12/01/32 (b)	25,633	27,061
2.991%, 11/01/35 (b)	27,751	29,222
2.998%, 08/01/33 (b)	65,984	70,724
3.000%, 02/01/34 (b)	81,261	82,716
3.006%, 06/01/28 (b)	2,428	2,542
3.010%, 08/01/35 (b)	43,400	44,647
3.024%, 03/01/36 (b)	50,712	53,163
3.025%, 06/01/35 (b)	49,822	50,771
3.044%, 09/01/33 (b)	99,686	105,648
3.048%, 04/01/35 (b)	777,883	821,438
3.061%, 09/01/37 (b)	4,830	5,162
3.082%, 08/01/32 (b)	58,630	59,521
3.102%, 10/01/36 (b)	11,631	12,213
3.139%, 10/01/33 (b)	35,342	37,012
3.150%, 05/01/32 (b)	7,483	7,531
3.195%, 11/01/35 (b)	1,664,886	1,767,917
3.200%, 02/01/25 (b)	9,522	9,591
3.217%, 11/01/36 (b)	5,278	5,551
3.275%, 08/01/32 (b)	29,347	30,003
3.315%, 06/01/34 (b)	65,939	65,640
3.331%, 02/01/33 (b)	136,389	139,481
3.500%, 10/01/33 (b)	54,617	55,863
3.500%, 05/01/34 (b)	89,475	94,125
4.129%, 05/01/34 (b)	119,824	122,548

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 3.356%, 12/25/27 (b)	5,854,368	5,966,337
3.406%, 03/25/28 (b)	7,255,208	7,401,444
3.606%, 04/25/28 (b)	5,010,000	5,154,585
3.656%, 07/25/28 (b)	390,000	401,471

		46,652,132

U.S. Treasury—16.2%
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (c)	16,019,550	16,046,719
0.125%, 07/15/22 (a) (c)	7,252,728	7,271,084
0.125%, 01/15/23 (c)	10,995,705	10,914,491
0.125%, 07/15/24 (c)	4,479,200	4,400,344
1.375%, 01/15/20 (c)	10,764,414	11,321,085
1.875%, 07/15/19 (c)	10,596,269	11,282,716
U.S. Treasury Notes 1.000%, 08/15/18	5,000,000	4,993,360
1.375%, 02/28/19	24,000,000	24,067,488
1.500%, 02/28/19	24,000,000	24,131,256
3.125%, 05/15/19	40,000,000	41,704,680
3.375%, 11/15/19	19,000,000	20,045,741

		176,178,964

Total U.S. Treasury & Government Agencies (Cost $224,401,955)		222,831,096

Asset-Backed Securities—15.1%

Asset-Backed - Credit Card—6.4%
American Express Credit Account Master Trust 0.974%, 01/15/20 (b)	8,760,000	8,764,972
1.964%, 09/15/20 (b)	1,825,000	1,847,512
BA Credit Card Trust 0.974%, 09/16/19 (b)	7,010,000	7,011,376
Capital One Multi-Asset Execution Trust 0.744%, 07/15/20 (b)	4,850,000	4,844,876
0.784%, 12/16/19 (b)	8,400,000	8,400,000
Chase Issuance Trust 0.754%, 04/15/19 (b)	3,035,000	3,035,000
0.954%, 04/15/19 (b)	5,700,000	5,698,441
0.984%, 04/15/20 (b)	4,580,000	4,587,278
1.074%, 04/15/21 (b)	5,340,000	5,348,115
1.164%, 04/15/19 (b)	2,600,000	2,599,785
1.590%, 02/18/20	1,000,000	1,002,847
Discover Card Execution Note Trust 0.988%, 04/15/21 (b)	4,020,000	4,036,263
1.134%, 07/15/21 (b)	5,610,000	5,630,926
Discover Card Master Trust 0.370%, 05/15/19 (b)	6,500,000	6,506,452

		69,313,843

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.4%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 1.116%, 10/25/35 (b)	859,971	$825,631
GSAA Home Equity Trust 1.701%, 02/25/35 (b)	2,622,000	2,532,371
Home Loan Trust 5.480%, 06/25/34	333,745	343,715
NovaStar Mortgage Funding Trust 2.406%, 03/25/35 (b)	414,357	411,995
RAAC Trust 1.456%, 03/25/34 (b)	402,993	381,247

		4,494,959

Asset-Backed - Manufactured Housing—0.1%
Conseco Financial Corp. 7.640%, 03/15/28 (b)	859,556	886,474

Asset-Backed - Other—8.2%
American Homes 4 Rent 1.736%, 06/17/31 (144A) (b)	2,107,456	2,099,982
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1.581%, 06/25/34 (b)	1,182,271	1,159,836
Apidos CLO XIV 4.850%, 04/15/25 (144A)	1,710,000	1,716,467
Ares CLO, Ltd. 1.100%, 04/16/21 (144A) (b)	676,607	676,098
1.250%, 04/16/21 (144A) (b)	3,340,000	3,321,703
Atrium IX 2.237%, 02/28/24 (144A) (b)	870,000	869,373
Atrium X 2.000%, 07/16/25 (144A) (b)	850,000	849,199
Atrium XI 4.082%, 10/23/25 (144A) (b)	3,650,000	3,651,314
BlueMountain CLO, Ltd. 2.287%, 10/29/25 (144A) (b)	540,199	540,345
Carlyle Global Market Strategies CLO, Ltd. 2.330%, 01/20/29 (144A) (b)	1,710,000	1,714,812
Catamaran CLO, Ltd. 3.658%, 10/18/26 (144A) (b)	2,384,800	2,378,838
Cent CLO 22, Ltd. 3.831%, 11/07/26 (144A) (b)	2,650,000	2,649,942
Cent CLO, Ltd. 2.187%, 01/30/25 (144A) (b)	4,357,000	4,354,477
2.291%, 11/07/26 (144A) (b)	1,710,000	1,709,986
3.686%, 07/27/26 (144A) (b)	480,000	479,187
Centerline REIT, Inc. 4.760%, 09/21/45 (144A) (b)	2,148,002	2,141,837
5.040%, 09/21/45 (144A)	1,780,000	1,576,724
CIFC Funding, Ltd. 1.284%, 07/26/21 (144A) (b)	331,364	330,718
Colony American Homes 2.136%, 05/17/31 (144A) (b)	3,397,573	3,394,569
2.586%, 05/17/31 (144A) (b)	460,000	459,475

Asset-Backed - Other—(Continued)
Cornerstone CLO, Ltd. 1.830%, 07/15/21 (144A) (b)	610,000	606,264
Countrywide Asset-Backed Certificates 1.506%, 03/25/34 (b)	346,675	334,589
1.806%, 12/25/34 (b)	426,478	425,406
Eaton Vance CLO, Ltd. 2.330%, 07/15/26 (144A) (b)	2,592,000	2,596,888
2.930%, 07/15/26 (144A) (b)	778,900	778,895
3.880%, 07/15/26 (144A) (b)	668,600	668,968
Emerson Park CLO, Ltd. 5.640%, 07/15/25 (144A)	570,000	573,009
Galaxy CLO, Ltd. 2.130%, 04/15/25 (144A) (b)	4,465,000	4,459,843
GSAMP Trust 1.761%, 06/25/35 (b)	683,185	673,959
Highbridge Loan Management, Ltd. 5.800%, 10/20/24 (144A)	510,000	510,470
Invitation Homes Trust 1.836%, 09/17/31 (144A) (b)	2,814,377	2,810,763
2.030%, 06/17/32 (144A) (b)	4,539,639	4,547,344
2.036%, 08/17/32 (144A) (b)	2,700,639	2,707,291
2.186%, 03/17/32 (144A) (b)	1,514,237	1,516,602
2.236%, 06/17/31 (144A) (b)	720,000	720,217
2.336%, 09/17/31 (144A) (b)	2,950,000	2,949,997
LNR CDO, Ltd. 2.161%, 07/24/37 (144A) (b)	171,613	171,242
6.727%, 07/24/37 (144A)	22,178	22,167
Morgan Stanley ABS Capital I, Inc. Trust 1.491%, 01/25/35 (b)	431,721	425,059
NZCG Funding, Ltd. 2.436%, 04/27/27 (144A) (b)	4,969,875	4,970,914
Octagon Investment Partners, Ltd. 2.300%, 07/15/27 (144A) (b)	3,645,114	3,638,119
Silver Bay Realty Trust 1.704%, 09/17/31 (144A) (b)	881,374	876,682
2.186%, 09/17/31 (144A) (b)	420,000	416,337
Structured Asset Investment Loan Trust 1.796%, 12/25/34 (b)	860,449	857,586
SWAY Residential Trust 2.036%, 01/17/32 (144A) (b)	4,010,925	4,013,527
Tricon American Homes Trust 1.986%, 05/17/32 (144A) (b)	4,734,442	4,711,153
Voya CLO, Ltd. 2.362%, 04/18/27 (144A) (b)	1,190,000	1,190,100
2.381%, 10/14/26 (144A) (b)	1,070,000	1,070,530
West CLO, Ltd. 2.982%, 07/18/26 (144A) (b)	1,230,000	1,221,646
3.732%, 07/18/26 (144A) (b)	3,240,000	3,240,091

		89,780,540

Total Asset-Backed Securities (Cost $163,583,553)		164,475,816

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—9.8%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—5.9%
Adjustable Rate Mortgage Trust 3.116%, 02/25/35 (b)	2,110,317	$2,056,855
American Home Mortgage Investment Trust 2.758%, 10/25/34 (b)	1,334,753	1,299,308
Banc of America Mortgage Trust 3.276%, 06/25/33 (b)	844,366	841,218
CHL Mortgage Pass-Through Trust 2.649%, 07/25/34 (b)	776,014	774,322
3.020%, 05/25/34 (b)	1,542,210	1,526,764
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	264,509	270,653
Fannie Mae Connecticut Avenue Securities 1.706%, 05/25/24 (b)	291,480	291,898
5.656%, 11/25/24 (b)	333,000	361,638
5.756%, 11/25/24 (b)	250,000	270,921
First Horizon Alternative Mortgage Securities Trust 2.735%, 12/25/34 (b)	1,057,702	1,023,244
Freddie Mac Structured Agency Credit Risk Debt Notes 2.106%, 03/25/29 (b)	250,000	249,357
2.606%, 10/25/27 (b)	4,560,000	4,625,293
2.956%, 02/25/24 (b)	280,000	286,447
2.956%, 03/25/25 (b)	1,476,322	1,489,307
2.956%, 10/25/28 (b)	2,500,000	2,531,544
3.006%, 11/25/28 (b)	1,770,000	1,806,351
3.156%, 08/25/24 (b)	531,251	532,773
3.156%, 10/25/24 (b)	1,348,102	1,350,459
3.156%, 01/25/25 (b)	1,897,704	1,905,321
3.256%, 08/25/24 (b)	3,546,519	3,576,521
3.406%, 10/25/24 (b)	1,818,426	1,833,853
3.506%, 09/25/28 (b)	800,000	821,615
3.556%, 05/25/28 (b)	5,900,000	6,055,858
4.556%, 03/25/25 (b)	3,840,000	4,064,892
Impac Secured Assets CMN Owner Trust 1.521%, 02/25/35 (b)	1,120,000	1,100,660
MASTR Adjustable Rate Mortgages Trust 0.956%, 05/25/47 (b)	221,318	220,072
MASTR Alternative Loan Trust 5.000%, 02/25/18	150,242	151,757
5.000%, 08/25/18	239,469	241,651
5.500%, 12/25/18	181,546	182,913
5.500%, 04/25/19	293,715	298,275
5.564%, 11/25/19 (b)	382,120	389,324
Merrill Lynch Mortgage Investors Trust 1.496%, 03/25/28 (b)	627,441	593,818
1.960%, 01/25/29 (b)	782,709	734,548
2.748%, 04/25/35 (b)	510,982	494,444
2.970%, 10/25/36 (b)	1,276,530	1,248,206
New York Mortgage Trust 1.431%, 02/25/36 (b)	478,141	423,053
Sequoia Mortgage Trust 1.379%, 11/20/34 (b)	478,649	441,279

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 1.196%, 08/25/35 (b)	1,137,883	1,062,848
3.204%, 09/25/34 (b)	2,472,100	2,453,715
Structured Asset Mortgage Investments Trust 1.302%, 12/19/33 (b)	347,492	332,628
1.436%, 02/19/35 (b)	846,471	787,368
Thornburg Mortgage Securities Trust 1.396%, 09/25/43 (b)	520,269	500,500
Towd Point Mortgage Trust 2.500%, 10/25/56 (144A) (b)	2,910,000	2,896,510
3.000%, 03/25/54 (144A) (b)	1,198,524	1,208,880
WaMu Mortgage Pass-Through Certificates Trust 0.986%, 04/25/45 (b)	2,231,782	2,095,515
1.046%, 07/25/45 (b)	1,266,210	1,202,690
1.086%, 01/25/45 (b)	2,635,365	2,521,600
Wells Fargo Mortgage-Backed Securities Trust 2.807%, 02/25/35 (b)	1,272,317	1,288,769
3.010%, 06/25/35 (b)	828,980	825,255

		63,542,690

Commercial Mortgage-Backed Securities—3.9%
Banc of America Commercial Mortgage Trust 5.601%, 09/10/45 (b)	1,130,000	1,128,232
5.695%, 07/10/46 (b)	969,108	967,480
Bear Stearns Commercial Mortgage Securities Trust 5.124%, 10/12/42 (b)	800,000	777,946
5.436%, 03/11/39 (b)	4,211,000	4,037,749
5.611%, 09/11/41 (b)	243,069	242,900
5.711%, 06/11/40 (b)	3,200,000	3,241,874
CD Commercial Mortgage Trust 5.274%, 07/15/44 (b)	2,530,000	2,527,107
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	1,115,052	1,042,674
5.711%, 12/10/49 (b)	2,200,000	2,231,557
COBALT CMBS Commercial Mortgage Trust 5.526%, 04/15/47 (b)	4,660,000	4,741,550
Colony Multifamily Mortgage Trust 2.543%, 04/20/50 (144A)	2,934,572	2,916,949
Commercial Mortgage Trust 5.475%, 03/10/39	1,412,531	1,412,026
Core Industrial Trust 3.040%, 02/10/34 (144A)	2,110,000	2,152,836
G-FORCE LLC 5.090%, 08/22/36 (144A)	213,234	212,752
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (b)	960,000	960,541
Greenwich Capital Commercial Mortgage Trust 5.758%, 07/10/38 (b)	2,204,933	1,901,415

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Trust 5.115%, 07/15/41	28,479	$28,422
5.464%, 12/12/43	897,285	897,015
5.524%, 12/15/44 (b)	3,190,000	3,182,045
LB-UBS Commercial Mortgage Trust 5.276%, 02/15/41 (b)	1,050,624	1,050,682
Merrill Lynch Mortgage Trust 5.351%, 11/12/37 (b)	1,835,290	1,790,949
Morgan Stanley Capital Trust 5.419%, 03/12/44 (b)	739,359	741,984
Morgan Stanley Capital, Inc. 5.306%, 05/24/43 (144A)	748,215	748,215
Resource Capital Corp., Ltd. 1.754%, 04/15/32 (144A) (b)	1,126,987	1,120,643
2.107%, 08/15/32 (144A) (b)	828,484	823,567
Wachovia Bank Commercial Mortgage Trust 5.792%, 05/15/43 (b)	1,025,780	1,024,368
5.795%, 07/15/45 (b)	370,978	370,660
5.919%, 10/15/35 (144A) (b)	405,125	418,900

		42,693,038

Total Mortgage-Backed Securities (Cost $106,989,059)		106,235,728

Floating Rate Loans (d)—5.0%

Aerospace/Defense—0.3%
FGI Operating Co. LLC Term Loan, 5.500%, 04/19/19	3,659,363	3,490,118

Airlines—0.0%
Air Canada Term Loan B, 3.614%, 10/06/23	33,034	33,295

Auto Manufacturers—0.1%
Navistar International Corp. Term Loan B, 6.500%, 08/07/20	886,381	899,123

Auto Parts & Equipment—0.0%
TI Group Automotive Systems LLC Term Loan, 4.500%, 06/30/22	96,570	98,018

Chemicals—0.1%
Chemours Co. (The) Term Loan B, 3.770%, 05/12/22	565,527	565,350
OCI Beaumont LLC Term Loan B3, 8.025%, 08/20/19	587,218	598,963

		1,164,313

Coal—0.2%
Bowie Resource Holdings LLC 1st Lien Term Loan, 6.750%, 08/14/20 (e)	1,473,935	1,378,129

Coal—(Continued)
2nd Lien Delayed Draw Term Loan, 11.750%, 02/16/21 (e)	371,429	328,714

		1,706,843

Commercial Services—0.1%
Live Nation Entertainment, Inc. Term Loan B, 3.313%, 10/26/23	65,029	65,760
Prime Security Services Borrower LLC Incremental Term Loan B1, 4.750%, 05/02/22	670,876	679,598

		745,358

Computers—0.3%
Abacus Innovations Corp. Term Loan B, 3.520%, 08/16/23	189,571	191,514
Dell, Inc. Term Loan A3, 2.770%, 12/31/18	657,570	657,673
Sungard Availability Services Capital, Inc. Term Loan B, 6.000%, 03/31/19	1,943,869	1,886,767
Western Digital Corp. Term Loan B1, 4.520%, 04/29/23	554,459	562,875

		3,298,829

Electric—0.1%
EFS Cogen Holdings I LLC Term Loan B, 4.500%, 06/28/23	116,097	117,379
NRG Energy, Inc. Term Loan B, 3.520%, 06/30/23	805,950	815,269

		932,648

Entertainment—0.0%
Lions Gate Entertainment Corp. Term Loan A, 3.149%, 12/08/21	451,178	450,050

Forest Products & Paper—0.4%
Appvion, Inc. Term Loan, 6.250%, 06/28/19	1,033,832	1,000,233
Caraustar Industries, Inc. Term Loan B, 8.000%, 05/01/19	1,071,710	1,091,135
Term Loan C, 8.000%, 05/01/19	2,322,402	2,364,495

		4,455,863

Healthcare-Services—0.2%
Cyanco Intermediate Corp. Term Loan B, 5.500%, 05/01/20	1,911,198	1,921,948
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	456,176	445,229

		2,367,177

Household Products/Wares—0.0%
Spectrum Brands, Inc. Term Loan, 3.330%, 06/23/22	24,632	24,946

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Industrial Conglomerates—0.1%
OSG Bulk Ships, Inc. Term Loan, 5.250%, 08/05/19	764,336	$745,705

Insurance—0.0%
RPI Finance Trust Term Loan A2, 3.498%, 10/04/20	250,367	250,941

Internet Software & Services—0.2%
Onsite U.S. Finco LLC Term Loan, 5.500%, 07/30/21	1,811,223	1,458,034
Rackspace Hosting, Inc. 1st Lien Term Loan, 4.500%, 11/03/23	325,958	330,196

		1,788,230

IT Services—0.1%
Global Payments, Inc. Delayed Draw Term Loan A2, 2.965%, 10/25/21	932,022	934,352

Leisure Time—0.0%
Aristocrat Technologies, Inc. Term Loan B, 3.631%, 10/20/21	117,350	118,729

Machinery—0.3%
Harsco Corp. Term Loan B, 6.000%, 11/02/23	195,575	199,976
UTEX Industries, Inc. 1st Lien Term Loan, 5.000%, 05/22/21	2,640,535	2,455,697
Zebra Technologies Corp. Term Loan B, 3.434%, 10/27/21	388,750	392,941

		3,048,614

Media—0.4%
Altice U.S. Finance I Corp. Term Loan B, 3.882%, 01/15/25	167,622	169,822
AMC Entertainment, Inc. Term Loan, 3.399%, 12/15/22	101,987	103,135
Term Loan B, 3.511%, 12/15/23	65,192	65,905
Radio One, Inc. Term Loan, 5.270%, 04/02/18	3,936,854	3,976,222

		4,315,084

Mining—0.1%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	1,303,191	1,307,426

Oil & Gas—0.3%
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 10/01/18	2,816,576	2,689,830
McDermott Finance LLC Term Loan B, 8.484%, 04/16/19	98,325	99,799

		2,789,629

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P. Term Loan B, 5.500%, 06/18/20	857,039	852,754

Pharmaceuticals—0.3%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 3.813%, 09/26/22	471,429	473,970
Valeant Pharmaceuticals International, Inc. Term Loan B, 5.000%, 02/13/19	856,489	856,489
Term Loan B C2, 5.250%, 12/11/19	584,575	584,697
Tranche A, 4.520%, 10/20/18	1,805,177	1,802,545

		3,717,701

Retail—0.4%
Ascena Retail Group, Inc. Term Loan B, 5.250%, 08/21/22	2,294,304	2,240,770
Dollar Tree, Inc. Term Loan A, 2.500%, 02/06/20	367,113	366,422
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	2,504,637	2,323,051

		4,930,243

Semiconductors—0.4%
Avago Technologies Cayman, Ltd. Term Loan B3, 3.704%, 02/01/23	1,007,337	1,022,763
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.628%, 05/07/21	555,848	562,101
MKS Instruments, Inc. Term Loan B, 3.520%, 05/01/23	178,369	180,004
ON Semiconductor Corp. Incremental Term Loan, 4.020%, 03/31/23	2,406,331	2,438,080

		4,202,948

Software—0.3%
BMC Software Finance, Inc. Revolver Term Loan, 0.500%, 09/10/18 (f)	1,825,218	1,725,972
Term Loan, 5.000%, 09/10/20	1,750,318	1,748,009

		3,473,981

Telecommunications—0.1%
Consolidated Communications, Inc. Term Loan B, 4.000%, 10/04/23	162,475	163,745
CSC Holdings LLC Term Loan, 3.876%, 10/11/24	809,629	819,623
Global Tel*Link Corp. 1st Lien Term Loan, 5.000%, 05/23/20	187,699	186,760
UPC Financing Partnership Term Loan AN, 4.080%, 08/31/24	202,921	205,229

		1,375,357

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.1%
Navios Partners Finance (U.S.), Inc. Term Loan B, 5.250%, 06/27/18	44,143	$42,929
XPO Logistics, Inc. Term Loan B2, 4.250%, 10/30/21	590,103	598,365

		641,294

Total Floating Rate Loans (Cost $54,698,666)		54,159,569

Foreign Government—1.9%

Sovereign—1.9%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL) (c)	600,000	545,334
10.000%, 01/01/21 (BRL)	5,500,000	1,627,388
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	4,000,000	4,043,172
Export-Import Bank of Korea 2.250%, 01/21/20	5,000,000	4,970,480
Indonesia Treasury Bonds 8.250%, 07/15/21 (IDR)	16,800,000,000	1,277,536
Malaysia Government Bonds 3.260%, 03/01/18 (MYR)	2,200,000	489,634
3.580%, 09/28/18 (MYR)	2,500,000	556,657
4.012%, 09/15/17 (MYR)	15,580,000	3,486,739
Mexican Bonos 7.750%, 12/14/17 (MXN)	19,000,000	927,745
8.500%, 12/13/18 (MXN)	17,100,000	848,760
Philippine Government Bonds 2.875%, 05/22/17 (PHP)	57,000,000	1,147,425
Serbia International Bonds 5.250%, 11/21/17 (144A)	1,200,000	1,228,404

Total Foreign Government (Cost $21,643,308)		21,149,274

Municipals—0.8%
City of Chicago, Illinois, General Obligation Unlimited 5.000%, 01/01/17	700,000	700,000
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,676,681
State of Pennsylvania, General Obligation, Ltd. 5.000%, 01/15/20	2,800,000	3,053,344
State of Texas, General Obligation Unlimited 5.000%, 04/01/21	1,185,000	1,339,583
University of California, Revenue Bonds 1.117%, 07/01/41 (b)	260,000	260,005

Total Municipals (Cost $8,930,166)		9,029,613

Common Stocks—0.1%
Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.1%
Halcon Resources Corp. (a) (e) (g) (h)	65,445	548,442

Paper & Forest Products—0.0%
Verso Corp. - Class A (g)	1,665	11,822

Total Common Stocks (Cost $1,286,419)		560,264

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp., Expires 09/09/20 (g)	5,835	13,420

Paper & Forest Products—0.0%
Verso Corp., Expires 06/23/23 (g)	175	21

Total Warrants (Cost $0)		13,441

Short-Term Investments—3.7%

Discount Note—2.1%
Federal Home Loan Bank 0.203%, 01/03/17 (i)	22,378,000	22,377,627

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $17,768,073 on 01/03/17, collateralized by $18,200,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $18,124,834.	17,768,014	17,768,014

Total Short-Term Investments (Cost $40,145,641)		40,145,641

Securities Lending Reinvestments (j)—4.9%

Certificates of Deposit—1.9%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (k)	1,000,000	999,795
Bank of Nova Scotia Houston 1.201%, 11/03/17 (k)	500,000	500,423
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (k)	900,000	900,018
Barclays New York 0.894%, 02/10/17 (k)	1,500,000	1,500,485
BNP Paribas New York 1.226%, 08/04/17 (k)	500,000	500,222
Chiba Bank, Ltd., New York 0.950%, 02/02/17	1,000,000	1,000,138

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (j)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG New York 1.364%, 05/12/17 (k)	500,000	$500,052
1.444%, 04/24/17 (k)	1,000,000	1,000,235
DNB NOR Bank ASA 1.130%, 07/28/17 (k)	400,000	399,930
DZ Bank AG New York 1.010%, 02/27/17	1,400,000	1,400,405
KBC Brussells 1.050%, 01/27/17	800,000	800,152
1.050%, 02/07/17	1,000,000	1,000,250
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	997,705	999,570
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	750,000	749,928
1.361%, 04/26/17 (k)	500,000	499,974
National Australia Bank London 1.034%, 05/02/17 (k)	750,000	750,708
National Bank of Canada 0.650%, 01/06/17	1,500,000	1,500,060
Natixis New York 0.900%, 02/17/17	750,000	750,096
Shizuoka Bank New York 0.840%, 01/03/17	1,300,000	1,300,005
Sumitomo Bank New York 1.215%, 05/05/17 (k)	250,000	250,416
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	250,000	250,010
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (k)	1,000,000	1,001,832
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (k)	500,000	500,059
Svenska Handelsbanken New York 1.266%, 05/18/17 (k)	250,000	250,043
UBS, Stamford 1.084%, 05/12/17 (k)	400,000	399,970
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (k)	400,000	400,112
1.264%, 10/26/17 (k)	750,000	750,512

		20,855,400

Commercial Paper—1.1%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,495,450	1,498,691
Den Norske ASA 1.206%, 04/27/17 (k)	400,000	400,021
HSBC plc 1.216%, 04/25/17 (k)	1,000,000	999,957
Macquarie Bank, Ltd. 0.930%, 01/19/17	249,406	249,846
1.160%, 03/20/17	997,068	997,505
National Australia Bank, Ltd. 1.288%, 12/06/17 (k)	1,000,000	1,000,002
Old Line Funding LLC 0.840%, 01/03/17	249,551	249,980

Commercial Paper—(Continued)
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	997,726	998,672
Starbird Funding Corp. 1.240%, 06/13/17 (k)	1,500,000	1,499,878
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,498,450	1,499,832
United Overseas Bank, Ltd. 0.900%, 02/22/17	498,850	499,366
Versailles Commercial Paper LLC 1.000%, 01/31/17	897,600	899,323
Westpac Banking Corp. 1.232%, 10/20/17 (k)	1,000,000	1,001,746

		11,794,819

Repurchase Agreements—1.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $2,320,231 on 01/03/17, collateralized by $4,644,293 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $2,366,518.	2,320,115	2,320,115
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $4,000,394 on 01/03/17, collateralized by $4,034,947 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $4,080,001.	4,000,000	4,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,000,106 on 01/03/17, collateralized by $1,020,900 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,020,006.	1,000,000	1,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $3,500,627 on 01/03/17, collateralized by various Common Stock with a value of $3,890,443.	3,500,000	3,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (j)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,700,192 on 01/03/17, collateralized by $1,681,904 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,734,879.	1,700,000	$1,700,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $703,586 on 04/03/17, collateralized by various Common Stock with a value of $770,000.	700,000	700,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $2,000,133 on 01/03/17, collateralized by $3,591,529 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $2,040,136.	2,000,000	2,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $2,000,151 on 01/03/17, collateralized by $2,934,729 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $2,040,000.	2,000,000	2,000,000

		18,220,115

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	500,000	500,000
1.200%, 01/23/17	500,000	500,000
Shinkin Central Bank 1.200%, 01/27/17	100,000	100,000
1.220%, 01/26/17	600,000	600,000

		1,700,000

Total Securities Lending Reinvestments (Cost $52,563,110)		52,570,334

Total Investments—103.7% (Cost $1,132,237,588)		1,126,129,718
Unfunded Loan Commitments—(0.2)% (Cost $(1,825,218))		(1,825,218)
Net Investments—103.5% (Cost $1,130,412,370) (l)		1,124,304,500
Other assets and liabilities (net)—(3.5)%		(37,936,819)

Net Assets—100.0%		$1,086,367,681

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $50,596,412 and the collateral received consisted of cash in the amount of $52,551,920. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(e)	Illiquid security. As of December 31, 2016, these securities represent 0.3% of net assets.
(f)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(g)	Non-income producing security.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.1% of net assets.
(i)	The rate shown represents current yield to maturity.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(k)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(l)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,135,936,233. The aggregate unrealized appreciation and depreciation of investments were $10,858,758 and $(22,490,491), respectively, resulting in net unrealized depreciation of $(11,631,733) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $190,935,308, which is 17.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	334,839	Deutsche Bank AG	05/18/17	$368,055	$(13,146)
EUR	414,027	Deutsche Bank AG	05/18/17	442,761	(3,918)
EUR	414,898	Deutsche Bank AG	05/18/17	440,788	(1,021)
EUR	726,764	Deutsche Bank AG	05/18/17	774,585	(4,260)
INR	51,540,000	Deutsche Bank AG	05/18/17	741,583	5,753
INR	45,300,000	JPMorgan Chase Bank N.A.	05/18/17	656,522	333
JPY	24,000,000	JPMorgan Chase Bank N.A.	05/18/17	226,922	(20,162)
JPY	273,000,000	Morgan Stanley & Co. LLC	05/18/17	2,387,511	(35,615)
MXN	5,200,000	JPMorgan Chase Bank N.A.	05/18/17	250,337	(4,166)
MXN	32,400,000	JPMorgan Chase Bank N.A.	05/18/17	1,563,707	(29,870)
MXN	37,400,000	JPMorgan Chase Bank N.A.	05/18/17	1,779,512	(8,973)
MXN	80,000,000	JPMorgan Chase Bank N.A.	05/18/17	3,851,338	(64,088)

Contracts to Deliver
AUD	2,230,000	Deutsche Bank AG	05/18/17	1,654,340	50,206
AUD	1,700,000	Deutsche Bank AG	05/18/17	1,281,290	58,407
AUD	401,148	Deutsche Bank AG	05/18/17	297,588	9,025
AUD	4,000,000	JPMorgan Chase Bank N.A.	05/18/17	3,032,800	155,429
CAD	800,000	JPMorgan Chase Bank N.A.	05/18/17	609,547	12,732
EUR	183,001	Barclays Bank plc	05/18/17	205,406	11,436
EUR	70,764	Barclays Bank plc	05/18/17	78,561	3,556
EUR	2,909,965	Citibank N.A.	05/18/17	3,269,782	185,399
EUR	52,102	Citibank N.A.	05/18/17	57,841	2,617
EUR	16,840,800	Deutsche Bank AG	05/18/17	18,903,461	1,053,253
EUR	3,500,000	Deutsche Bank AG	05/18/17	3,928,680	218,896
EUR	1,640,230	Deutsche Bank AG	05/18/17	1,774,401	35,858
EUR	1,025,144	Deutsche Bank AG	05/18/17	1,109,206	22,616
EUR	752,020	Deutsche Bank AG	05/18/17	802,781	5,687
EUR	9,213,000	Goldman Sachs Bank USA	05/18/17	10,351,727	586,516
EUR	1,618,079	JPMorgan Chase Bank N.A.	05/18/17	1,797,281	82,217
EUR	1,035,310	JPMorgan Chase Bank N.A.	05/18/17	1,149,598	52,233
EUR	958,529	JPMorgan Chase Bank N.A.	05/18/17	1,076,792	60,811
JPY	99,997,600	Citibank N.A.	05/18/17	1,000,106	138,626
JPY	88,300,000	HSBC Bank plc	05/18/17	883,397	122,693
JPY	361,284,375	JPMorgan Chase Bank N.A.	05/18/17	3,654,542	542,075
JPY	167,815,750	JPMorgan Chase Bank N.A.	05/18/17	1,677,486	231,753
JPY	547,555,500	Morgan Stanley & Co. LLC	05/18/17	5,477,363	760,169
MXN	5,200,000	JPMorgan Chase Bank N.A.	05/18/17	269,242	23,070
MYR	1,700,000	Deutsche Bank AG	05/18/17	418,637	41,238

Net Unrealized Appreciation					$4,287,385

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/22/17	31	CAD	4,305,063	$(31,008)
U.S. Treasury Note 2 Year Futures	03/31/17	1,202	USD	260,557,177	(98,802)

Futures Contracts—Short

U.S. Treasury Long Bond Futures	03/22/17	(9)	USD	(1,371,069)	15,163
U.S. Treasury Note 10 Year Futures	03/22/17	(36)	USD	(4,500,754)	26,629
U.S. Treasury Note 5 Year Futures	03/31/17	(583)	USD	(68,830,886)	232,737
U.S. Treasury Ultra Long Bond Futures	03/22/17	(8)	USD	(1,302,228)	20,228

Net Unrealized Appreciation					$164,947

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$265,925	$—	$265,925
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	JPMorgan Chase Bank N.A.	781,250	CHF	750,000	24,839	1,057	23,782

Totals							$290,764	$1,057	$289,707

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3MLIBOR	1.750%	03/15/24	USD	25,090,000	$1,324,028

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/20/21	JPMorgan Chase Bank N.A.	2.072%	USD	600,000	$(73,102)	$(63,915)	$(9,187)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.073%	USD	500,000	(60,916)	(56,973)	(3,943)
AES Corp. 1.000% due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.073%	USD	500,000	(60,916)	(51,976)	(8,940)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.073%	USD	1,300,000	(158,382)	(162,972)	4,590
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.073%	USD	1,500,000	(182,748)	(170,919)	(11,829)
Bank of America Corp. 5.000%, due 01/15/15	(1.000%)	09/20/17	Credit Suisse International	0.276%	USD	2,000,000	(10,537)	4,498	(15,035)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Citibank N.A.	1.879%	USD	2,500,000	(187,477)	(129,684)	(57,793)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	1.879%	USD	2,000,000	(149,982)	(86,028)	(63,954)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	1.879%	USD	5,000,000	(374,955)	(249,868)	(125,087)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	1.879%	USD	5,000,000	(374,955)	(228,025)	(146,930)
CSC Holdings LLC 5.000%, due 09/20/18	(5.000%)	09/20/18	Barclays Bank plc	0.835%	USD	2,500,000	(177,776)	(146,999)	(30,777)
Hospitality Properties Trust 5.125%, due 02/15/15	(5.000%)	03/20/17	Credit Suisse International	0.217%	USD	5,000,000	(52,998)	(663,898)	610,900
Kinder Morgan Energy Partners L.P. 3.950%, due 09/01/22	(5.000%)	03/20/20	Citibank N.A.	0.683%	USD	5,000,000	(677,718)	(1,063,304)	385,586
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	06/20/18	Citibank N.A.	0.516%	USD	5,500,000	(361,564)	(628,661)	267,097

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Credit Suisse International	0.977%	USD	2,000,000	$(214,068)	$(285,162)	$71,094
Olin Corp. 5.500%, due 08/15/22	(1.000%)	06/20/21	Citibank N.A.	2.022%	USD	2,200,000	93,834	168,529	(74,695)
Owens-Illinois, Inc. 7.800%, due 05/15/18	(5.000%)	06/20/18	Citibank N.A.	0.179%	USD	1,000,000	(70,869)	(117,750)	46,881
Owens-Illinois, Inc. 7.800%, due 05/15/18	(5.000%)	06/20/18	Citibank N.A.	0.179%	USD	2,000,000	(141,738)	(209,855)	68,117
Rite Aid Corp. 5.000%, due 12/20/20	(5.000%)	12/20/20	JPMorgan Chase Bank N.A.	0.660%	USD	3,700,000	(618,838)	(684,996)	66,158
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%)	06/20/20	Barclays Bank plc	3.344%	USD	1,000,000	(52,808)	(92,698)	39,890
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	03/20/19	Barclays Bank plc	4.080%	USD	4,500,000	(87,005)	(362,651)	275,646
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	03/20/19	Citibank N.A.	4.080%	USD	2,500,000	(48,336)	(220,999)	172,663
Toys “R” Us, Inc. 7.375%, due 10/15/18	(5.000%)	12/20/18	JPMorgan Chase Bank N.A.	6.929%	USD	2,200,000	77,006	550,000	(472,994)

Totals							$(3,966,848)	$(4,954,306)	$987,458

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.650%, due 05/01/18	1.000%	09/20/17	Credit Suisse International	0.276%	USD	2,000,000	$10,537	$(4,498)	$15,035
Calpine Corp. 5.375%, due 01/25/23	5.000%	06/20/21	JPMorgan Chase Bank N.A.	3.030%	USD	600,000	48,134	29,139	18,995
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.032%	USD	1,500,000	120,251	96,400	23,851
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.032%	USD	1,300,000	104,218	75,650	28,568
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.032%	USD	500,000	40,084	32,133	7,951
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.032%	USD	500,000	40,084	23,150	16,934
Tenet Healthcare Corp. 6.875%, due 11/15/31	5.000%	12/20/18	Barclays Bank plc	3.425%	USD	2,500,000	74,470	169,065	(94,595)
United Mexico States 5.950%, due 03/19/19	1.000%	06/20/20	Citibank N.A.	1.122%	USD	1,600,000	(6,548)	(20,033)	13,485
iHeartCommunications, Inc. 6.875%, due 06/15/18	5.000%	06/20/18	Barclays Bank plc	0.000%	USD	1,600,000	(989,162)	(360,000)	(629,162)

Totals							$(557,932)	$41,006	$(598,938)

Cash in the amount of $670,000 and a security in the amount of $310,841 have been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$454,958,942	$—	$454,958,942
Total U.S. Treasury & Government Agencies*	—	222,831,096	—	222,831,096
Total Asset-Backed Securities*	—	164,475,816	—	164,475,816
Total Mortgage-Backed Securities*	—	106,235,728	—	106,235,728
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	52,334,351	—	52,334,351
Total Foreign Government*	—	21,149,274	—	21,149,274
Total Municipals	—	9,029,613	—	9,029,613
Common Stocks
Oil, Gas & Consumable Fuels	—	548,442	—	548,442
Paper & Forest Products	11,822	—	—	11,822
Total Common Stocks	11,822	548,442	—	560,264
Total Warrants*	13,441	—	—	13,441
Short-Term Investments
Discount Note	—	22,377,627	—	22,377,627
Repurchase Agreement	—	17,768,014	—	17,768,014
Total Short-Term Investments	—	40,145,641	—	40,145,641
Total Securities Lending Reinvestments*	—	52,570,334	—	52,570,334
Total Net Investments	$25,263	$1,124,279,237	$—	$1,124,304,500

Collateral for Securities Loaned (Liability)	$—	$(52,551,920)	$—	$(52,551,920)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,472,604	$—	$4,472,604
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(185,219)	—	(185,219)
Total Forward Contracts	$—	$4,287,385	$—	$4,287,385
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$294,757	$—	$—	$294,757
Futures Contracts (Unrealized Depreciation)	(129,810)	—	—	(129,810)
Total Futures Contracts	$164,947	$—	$—	$164,947
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,324,028	$—	$1,324,028
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$899,382	$—	$899,382
OTC Swap Contracts at Value (Liabilities)	—	(5,133,398)	—	(5,133,398)
Total OTC Swap Contracts	$—	$(4,234,016)	$—	$(4,234,016)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b) (c)	$1,124,304,500
Cash	272,727
Cash denominated in foreign currencies (d)	5,321,025
Cash collateral (e)	4,365,300
OTC swap contracts at market value (f)	899,382
Unrealized appreciation on forward foreign currency exchange contracts	4,472,604
Receivable for:
Investments sold	1,060,755
Fund shares sold	112,495
Interest	5,034,928
Interest on OTC swap contracts	37,500
Prepaid expenses	3,050

Total Assets	1,145,884,266
Liabilities
OTC swap contracts at market value (g)	5,133,398
Unrealized depreciation on forward foreign currency exchange contracts	185,219
Collateral for securities loaned	52,551,920
Payables for:
Investments purchased	46,194
Fund shares redeemed	503,410
Foreign taxes	3,990
Variation margin on futures contracts	45,237
Variation margin on centrally cleared swap contracts	53,544
Interest on OTC swap contracts	106,834
Accrued Expenses:
Management fees	436,340
Distribution and service fees	60,013
Deferred trustees’ fees	84,828
Other expenses	305,658

Total Liabilities	59,516,585

Net Assets	$1,086,367,681

Net Assets Consist of:
Paid in surplus	$1,141,391,961
Undistributed net investment income	11,951,500
Accumulated net realized loss	(67,328,227)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	352,447

Net Assets	$1,086,367,681

Net Assets
Class A	$801,309,101
Class B	285,058,580
Capital Shares Outstanding*
Class A	83,254,940
Class B	29,781,251
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.62
Class B	9.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,130,412,370.
(b)	Investments at value is net of unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $50,596,412.
(d)	Identified cost of cash denominated in foreign currencies was $5,291,007.
(e)	Includes collateral of $362,530 for futures contracts, $3,020,000 for OTC swap contracts and $982,770 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $1,140,625.
(g)	Net premium received on OTC swap contracts was $6,052,868.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest (a)	$30,465,466
Securities lending income	104,245
Other income (b)	53,247

Total investment income	30,622,958
Expenses
Management fees	5,981,003
Administration fees	39,269
Custodian and accounting fees	268,232
Distribution and service fees—Class B	721,943
Audit and tax services	99,781
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	27,510
Insurance	8,777
Miscellaneous	25,117

Total expenses	7,252,992
Less management fee waiver	(240,660)

Net expenses	7,012,332

Net Investment Income	23,610,626

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(9,554,170)
Futures contracts	(591,628)
Written options	(20,417)
Swap contracts	(2,042,352)
Foreign currency transactions	(2,251,095)

Net realized loss	(14,459,662)

Net change in unrealized appreciation (depreciation) on:
Investments	30,685,857
Futures contracts	39,674
Written options	5,920
Swap contracts	(2,868,855)
Foreign currency transactions	2,111,508

Net change in unrealized appreciation	29,974,104

Net realized and unrealized gain	15,514,442

Net Increase in Net Assets From Operations	$39,125,068

(a)	Net of foreign withholding taxes of $45,831.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,610,626	$26,670,455
Net realized gain (loss)	(14,459,662)	9,798,992
Net change in unrealized appreciation (depreciation)	29,974,104	(41,962,657)

Increase (decrease) in net assets from operations	39,125,068	(5,493,210)

From Distributions to Shareholders
Net investment income
Class A	(26,223,897)	(40,665,155)
Class B	(8,415,210)	(9,834,465)

Total distributions	(34,639,107)	(50,499,620)

Decrease in net assets from capital share transactions	(377,924,885)	(58,134,540)

Total decrease in net assets	(373,438,924)	(114,127,370)

Net Assets
Beginning of period	1,459,806,605	1,573,933,975

End of period	$1,086,367,681	$1,459,806,605

Undistributed net investment income
End of period	$11,951,500	$28,233,684

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	400,152	$3,851,582	1,773,242	$17,725,091
Reinvestments	2,772,082	26,223,897	4,179,358	40,665,155
Redemptions	(40,132,261)	(388,920,164)	(10,426,316)	(101,686,294)

Net decrease	(36,960,027)	$(358,844,685)	(4,473,716)	$(43,296,048)

Class B
Sales	4,464,755	$42,611,578	7,053,159	$69,277,536
Reinvestments	893,334	8,415,210	1,015,957	9,834,465
Redemptions	(7,343,446)	(70,106,988)	(9,593,409)	(93,950,493)

Net decrease	(1,985,357)	$(19,080,200)	(1,524,293)	$(14,838,492)

Decrease derived from capital shares transactions		$(377,924,885)		$(58,134,540)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.62	$9.97	$10.08	$10.12	$9.88

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.18	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.12	(0.20)	(0.03)	(0.02)	0.29

Total from investment operations	0.31	(0.02)	0.12	0.14	0.46

Less Distributions
Distributions from net investment income	(0.31)	(0.33)	(0.23)	(0.18)	(0.22)

Total distributions	(0.31)	(0.33)	(0.23)	(0.18)	(0.22)

Net Asset Value, End of Period	$9.62	$9.62	$9.97	$10.08	$10.12

Total Return (%) (b)	3.30	(0.26)	1.17 (c)	1.33	4.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.53	0.53	0.55	0.57
Net ratio of expenses to average net assets (%) (d)	0.52	0.52	0.51	0.52	0.53
Ratio of net investment income to average net assets (%)	2.01	1.78	1.51	1.55	1.70
Portfolio turnover rate (%)	35	43	59	67	60
Net assets, end of period (in millions)	$801.3	$1,156.0	$1,243.7	$1,075.7	$939.7

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.56	$9.92	$10.03	$10.08	$9.86

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.15	0.13	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.13	(0.21)	(0.02)	(0.01)	0.29

Total from investment operations	0.30	(0.06)	0.11	0.12	0.43

Less Distributions
Distributions from net investment income	(0.29)	(0.30)	(0.22)	(0.17)	(0.21)

Total distributions	(0.29)	(0.30)	(0.22)	(0.17)	(0.21)

Net Asset Value, End of Period	$9.57	$9.56	$9.92	$10.03	$10.08

Total Return (%) (b)	3.13	(0.62)	1.06	1.16	4.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.80	0.82
Net ratio of expenses to average net assets (%) (d)	0.77	0.77	0.76	0.77	0.78
Ratio of net investment income to average net assets (%)	1.76	1.53	1.26	1.32	1.45
Portfolio turnover rate (%)	35	43	59	67	60
Net assets, end of period (in millions)	$285.1	$303.8	$330.2	$275.7	$86.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain loan agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2016, the Portfolio had open unfunded loan commitments of $1,825,218. At December 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $17,768,014. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,220,115. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 -90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(504,840)	$—	$—	$—	$(504,840)
Corporate Bonds & Notes	(44,863,482)	—	—	—	(44,863,482)
U.S. Treasury & Government Agencies	(7,183,598)	—	—	—	(7,183,598)
Total	$(52,551,920)	$—	$—	$—	$(52,551,920)
Total Borrowings	$(52,551,920)	$—	$—	$—	$(52,551,920)
Gross amount of recognized liabilities for securities lending transactions					$(52,551,920)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might

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Notes to Financial Statements—December 31, 2016—(Continued)

result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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Notes to Financial Statements—December 31, 2016—(Continued)

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream

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of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps

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can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,324,028
	Unrealized appreciation on futures contracts (a) (c)	294,757	Unrealized depreciation on futures contracts (a) (c)	$129,810
Credit	OTC swap contracts at market value (d)	608,618	OTC swap contracts at market value (d)	5,133,398
Foreign Exchange	OTC swap contracts at market value (d)	290,764
	Unrealized appreciation on forward foreign currency exchange contracts	4,472,604	Unrealized depreciation on forward foreign currency exchange contracts	185,219

Total		$6,990,771		$5,448,427

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $37,500 and OTC swap interest payable of $106,834.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Barclays Bank plc	$89,462	$(89,462)	$—		$—
Citibank N.A.	686,401	(686,401)	—		—
Credit Suisse International	10,537	(10,537)	—		—
Deutsche Bank AG	1,500,939	(22,345)	—		1,478,594
Goldman Sachs Bank USA	586,516	—	(586,516	)(1)	—
HSBC Bank plc	122,693	—	—		122,693
JPMorgan Chase Bank N.A.	1,615,269	(1,282,161)	(310,841	)(1)	22,267
Morgan Stanley & Co. LLC	760,169	(35,615)	—		724,554

	$5,371,986	$(2,126,521)	$(897,357)		$2,348,108

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,306,751	$(89,462)	$(990,000)	$227,289
Citibank N.A.	1,494,250	(686,401)	(780,000)	27,849
Credit Suisse International	1,177,495	(10,537)	(1,166,958)	—
Deutsche Bank AG	22,345	(22,345)	—	—
JPMorgan Chase Bank N.A.	1,282,161	(1,282,161)	—	—
Morgan Stanley & Co. LLC	35,615	(35,615)	—	—

	$5,318,617	$(2,126,521)	$(2,936,958)	$255,138

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
(1)	Collateral was received in a segregated account in the counterparty’s name at the custodian.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(104,576)	$(23,323)	$(127,899)
Forward foreign currency transactions	—	—	(2,366,152)	(2,366,152)
Futures contracts	(591,628)	—	—	(591,628)
Swap contracts	(1,233,354)	(842,419)	33,421	(2,042,352)
Written options	—	—	(20,417)	(20,417)

	$(1,824,982)	$(946,995)	$(2,376,471)	$(5,148,448)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$—	$(15,360)	$(15,360)
Forward foreign currency transactions	—	—	2,084,144	2,084,144
Futures contracts	39,674	—	—	39,674
Swap contracts	1,169,776	(4,118,820)	80,189	(2,868,855)
Written options	—	—	5,920	5,920

	$1,209,450	$(4,118,820)	$2,154,893	$(754,477)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$10,328,571
Forward foreign currency transactions	114,086,358
Futures contracts long	165,129,294
Futures contracts short	(77,883,333)
Swap contracts	164,605,547
Written options	(1,600,000)

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Notional Amount*	Premium Received
Options outstanding December 31, 2015	1,600,000	$7,360
Options written	3,200,000	26,178
Options bought back	(3,200,000)	(18,921)
Options expired	(1,600,000)	(14,617)

Options outstanding December 31, 2016	–	$–

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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Notes to Financial Statements—December 31, 2016—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$233,064,909	$181,189,594	$194,208,847	$630,956,526

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,981,003	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period May 1, 2016 to April 30, 2017, MetLife Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$34,639,107	$50,499,620	$—	$—	$34,639,107	$50,499,620

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$17,163,898	$—	$(10,291,744)	$(61,811,605)	$(54,939,451)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the accumulated short-term capital losses were $15,596,091 and the accumulated long-term capital losses were $46,215,514.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Low Duration Total Return Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Low Duration Total Return Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-40

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-41

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-42

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the medians for Expense Group, Expense Universe and Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the medians of the Expense Group and the Expense Universe and were equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-43

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-44

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-45

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-46

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-47

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 1.07% and 0.87%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S1, returned 1.81%.

MARKET ENVIRONMENT / CONDITIONS

The calendar year of 2016 started off with a sharp escalation in global risk aversion, as oil prices dropped below $30 per barrel, and markets appeared to price in worst case scenarios on fears of a global recession and a potential collapse of growth in China. However, we believed that the fears were unwarranted. In our opinion, markets appeared to overestimate the extent to which lower headline inflation reflected structurally weaker global demand; however we believed that supply factors were the main driver behind falling energy and commodity prices, not a collapse in demand. We expected the effects to be short term and the disinflationary impact to wane as commodity prices stabilized. However, the belief that inflation had become structurally lower appeared to lead some investors to take a complacent view on interest rates, despite what we viewed as a vulnerable phase of the yield cycle. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our assessment, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging market currencies based on our conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

In March the U.S. Federal Reserve (the “Fed”) passed on raising the Federal Funds target rate and indicated that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The effect was an implicit easing of policy as yield expectations had already been priced in by the market, resulting in a subsequent decline in U.S. Treasury yields and weakening of the U.S. dollar. The adjustment in forward guidance was followed during the period by unchanged rates at each of the Fed’s meetings in April, June, July, September and November.

On June 23, the U.K. electorate voted to leave the European Union in the “Brexit” referendum, leading to a sharp escalation in risk aversion across global bond markets. Consequently, U.S. Treasury yields declined further, with the yield on the 10-year U.S. Treasury note reaching a low of 1.37% in early July on a global flight to quality. However, markets subsequently recovered in mid-July with notable rallies in a number of emerging market currencies and local-currency bonds. The yield on the 10-year U.S. Treasury note returned to a range around 1.55% in the second half of July, ultimately finishing the third quarter at 1.59%.

In the summer months of July and August, a number of emerging market currencies resumed rallies that had begun in the spring months but were temporarily sidetracked by market volatility after the “Brexit” referendum result. By October, U.S. dollar strength returned as U.S. Treasury yields rose sharply due to growing expectations for a December rate hike. By November, a sharp correction in U.S. Treasury valuations was fully underway, manifesting very quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone and Japan drove significant depreciations of the euro and yen against the U.S. dollar. Overall, for the full period, a number of emerging market currencies appreciated against the U.S. dollar, notably the Brazilian real, the Colombian peso, and the Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso, Malaysian ringgit, and South Korean won. The Fed raised rates by 0.25% at its December meeting and indicated that it expected three rate hikes in 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s relative underperformance was primarily due to interest-rate strategies. Currency positions and sovereign credit exposures contributed to relative return. The Portfolio maintained a defensive (underweight duration) approach regarding interest rates in developed and emerging markets. Select underweighted duration exposures in Europe detracted from relative return as did underweighted duration exposure in Japan. Overweight duration exposures in Latin America (Brazil) contributed to relative performance. Among currencies, the Portfolio’s underweight position in the euro contributed to performance as did its lack of exposure to the British pound, while its underweight position in the Japanese yen detracted. Overweight currency positions in Latin America detracted from relative performance (the Mexican peso detracted, while the Brazilian real contributed), while overweight currency positions in Asia ex-Japan had a largely neutral effect (the South Korean won detracted, while the Indonesian rupiah contributed).

During the reporting period, we continued to position our strategies for rising rates by maintaining a low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

positive real yields without taking undue interest-rate risk, favoring countries that we feel have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we continued to believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

Michael Hasenstab

Sonal Desai

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	1.07	2.71	4.79
Class B	0.87	2.46	4.54
Citigroup World Government Bond Index ex-U.S.	1.81	-1.94	1.30

1 The Citigroup World Government Bond Index ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Countries

% of Net Assets
United States	24.1
Mexico	20.0
South Korea	13.8
Malaysia	7.8
Brazil	4.5
Indonesia	4.2
Ukraine	4.2
Philippines	4.1
Argentina	3.8
Colombia	3.5

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.68%	$1,000.00	$1,045.80	$3.50
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class B(a)	Actual	0.93%	$1,000.00	$1,045.20	$4.78
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Foreign Government—69.3% of Net Assets

Security Description	Principal Amount*	Value

Argentina—3.7%
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	382,769,000	$24,049,703
16.000%, 10/17/23 (ARS)	75,013,000	4,694,222
18.200%, 10/03/21 (ARS)	295,040,000	18,952,235

		47,696,160

Brazil—4.5%
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/20 (BRL)	56,161,000	11,879,103
Brazil Notas do Tesouro Nacional 6.000%, 05/15/19 (BRL) (a)	589,000	536,268
6.000%, 08/15/22 (BRL) (a)	6,646,000	6,047,915
6.000%, 05/15/23 (BRL) (a)	845,000	776,020
6.000%, 08/15/24 (BRL) (a)	1,140,000	1,042,422
6.000%, 05/15/45 (BRL) (a)	6,400,000	6,002,434
10.000%, 01/01/19 (BRL)	6,700,000	2,026,905
10.000%, 01/01/21 (BRL)	31,015,000	9,176,989
10.000%, 01/01/23 (BRL)	46,095,000	13,324,779
10.000%, 01/01/25 (BRL)	10,888,000	3,109,568
10.000%, 01/01/27 (BRL)	15,974,000	4,329,028

		58,251,431

Colombia—3.5%
Colombian TES 6.000%, 04/28/28 (COP)	5,915,600,000	1,779,484
7.500%, 08/26/26 (COP)	5,079,300,000	1,738,334
7.750%, 09/18/30 (COP)	107,913,100,000	37,268,950
10.000%, 07/24/24 (COP)	10,002,000,000	3,933,015

		44,719,783

Indonesia—4.3%
Indonesia Treasury Bonds 5.625%, 05/15/23 (IDR)	96,951,000,000	6,403,134
7.000%, 05/15/22 (IDR)	81,607,000,000	5,873,651
8.375%, 03/15/24 (IDR)	81,624,000,000	6,194,881
8.375%, 09/15/26 (IDR)	45,918,000,000	3,500,300
8.375%, 03/15/34 (IDR)	49,720,000,000	3,708,933
8.750%, 05/15/31 (IDR)	22,479,000,000	1,738,587
9.000%, 03/15/29 (IDR)	11,396,000,000	891,548
10.000%, 09/15/24 (IDR)	186,070,000,000	15,378,256
10.000%, 02/15/28 (IDR)	34,960,000,000	2,910,660
10.500%, 08/15/30 (IDR)	2,470,000,000	216,127
11.500%, 09/15/19 (IDR)	7,238,000,000	585,484
12.800%, 06/15/21 (IDR)	78,179,000,000	6,941,077
12.900%, 06/15/22 (IDR)	1,823,000,000	164,759

		54,507,397

Malaysia—7.8%
Bank Negara Malaysia Monetary Notes 2.371%, 06/22/17 (MYR) (b)	23,720,000	5,212,060
2.376%, 09/19/17 (MYR) (b)	28,700,000	6,258,308
2.417%, 04/20/17 (MYR) (b)	23,290,000	5,145,423
2.475%, 07/20/17 (MYR) (b)	25,800,000	5,654,951
Malaysia Government Bonds 3.260%, 03/01/18 (MYR)	14,813,000	3,296,794

Malaysia—(Continued)
Malaysia Government Bonds 3.314%, 10/31/17 (MYR)	92,874,000	20,732,123
3.394%, 03/15/17 (MYR)	119,020,000	26,530,874
3.814%, 02/15/17 (MYR)	13,140,000	2,929,936
4.012%, 09/15/17 (MYR)	25,878,000	5,791,388
4.240%, 02/07/18 (MYR)	40,090,000	9,015,808
Malaysia Treasury Bills 2.148%, 03/10/17 (MYR) (b)	3,650,000	809,148
2.287%, 08/11/17 (MYR) (b)	32,870,000	7,191,093
2.456%, 01/20/17 (MYR) (b)	9,450,000	2,103,748

		100,671,654

Mexico—20.0%
Mexican Bonos 4.750%, 06/14/18 (MXN)	441,200,000	20,667,302
5.000%, 06/15/17 (MXN)	457,300,000	21,938,152
5.000%, 12/11/19 (MXN)	753,040,000	34,467,764
7.750%, 12/14/17 (MXN)	950,800,000	46,426,334
8.500%, 12/13/18 (MXN)	114,740,000	5,695,130
Mexican Udibonos 2.500%, 12/10/20 (MXN) (a)	13,675,583	660,820
3.500%, 12/14/17 (MXN) (a)	25,260,065	1,241,642
4.000%, 06/13/19 (MXN) (a)	17,323,889	869,134
Mexico Cetes 4.228%, 03/02/17 (MXN) (b)	1,082,697,000	5,171,545
4.493%, 03/30/17 (MXN) (b)	4,768,632,000	22,666,222
4.606%, 05/25/17 (MXN) (b)	7,099,762,000	33,410,544
4.821%, 02/16/17 (MXN) (b)	694,723,000	3,325,779
4.829%, 03/16/17 (MXN) (b)	895,469,000	4,266,055
4.841%, 04/27/17 (MXN) (b)	261,510,000	1,236,927
4.861%, 04/12/17 (MXN) (b)	2,983,167,000	14,147,761
4.881%, 07/06/17 (MXN) (b)	1,593,422,000	7,444,473
4.920%, 05/11/17 (MXN) (b)	691,988,000	3,264,783
4.934%, 07/20/17 (MXN) (b)	3,170,404,000	14,776,351
4.978%, 09/14/17 (MXN) (b)	628,556,000	2,901,231
5.645%, 11/09/17 (MXN) (b)	2,598,976,000	11,879,514

		256,457,463

Peru—0.1%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	1,832,239

Philippines—4.1%
Philippine Government Bonds 2.125%, 05/23/18 (PHP)	663,049,000	13,185,956
2.875%, 05/22/17 (PHP)	145,620,000	2,931,370
3.375%, 08/20/20 (PHP)	17,020,000	334,063
3.875%, 11/22/19 (PHP)	637,940,000	12,806,152
5.000%, 08/18/18 (PHP)	124,310,000	2,548,509
5.875%, 01/31/18 (PHP)	91,920,000	1,921,144
Philippine Treasury Bills 1.114%, 04/19/17 (PHP) (b)	4,260,000	85,343
1.116%, 03/08/17 (PHP) (b)	2,390,000	47,957
1.142%, 02/08/17 (PHP) (b)	26,890,000	539,888
1.147%, 03/29/17 (PHP) (b)	4,450,000	89,084

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Philippines—(Continued)
Philippine Treasury Bills 1.183%, 02/15/17 (PHP) (b)	35,210,000	$706,707
1.270%, 06/07/17 (PHP) (b)	5,960,000	118,945
1.303%, 02/22/17 (PHP) (b)	42,280,000	849,555
1.313%, 03/15/17 (PHP) (a) (b)	22,030,000	441,792
1.314%, 09/27/17 (PHP) (b)	4,770,000	94,774
1.344%, 01/18/17 (PHP) (b)	560,080,000	11,252,920
1.453%, 05/03/17 (PHP) (b)	164,430,000	3,292,007
1.493%, 06/07/17 (PHP) (b)	470,000	9,380
1.554%, 05/03/17 (PHP) (b)	76,260,000	1,526,780

		52,782,326

Portugal—0.9%
Portugal Government International Bond 5.125%, 10/15/24 (144A)	11,500,000	11,126,250

Serbia—1.7%
Serbia International Bonds 4.875%, 02/25/20 (144A)	2,400,000	2,438,443
5.250%, 11/21/17 (144A)	1,720,000	1,760,713
7.250%, 09/28/21 (144A)	16,260,000	18,129,900

		22,329,056

South Africa—0.2%
Republic of South Africa Government Bonds 7.000%, 02/28/31 (ZAR)	3,710,000	220,977
8.000%, 01/31/30 (ZAR)	12,060,000	790,160
8.250%, 03/31/32 (ZAR)	11,200,000	733,653
8.875%, 02/28/35 (ZAR)	4,460,000	304,763
10.500%, 12/21/26 (ZAR)	10,950,000	879,094

		2,928,647

South Korea—13.9%
Korea Monetary Stabilization Bonds 1.250%, 08/02/18 (KRW)	3,579,000,000	2,946,005
1.560%, 10/02/17 (KRW)	37,369,200,000	30,941,283
1.570%, 01/09/17 (KRW)	1,094,900,000	906,549
1.700%, 08/02/17 (KRW)	8,336,400,000	6,909,466
1.960%, 02/02/17 (KRW)	275,400,000	228,132
Korea Treasury Bonds 1.375%, 09/10/21 (KRW)	28,261,100,000	22,954,855
1.500%, 06/10/19 (KRW)	17,308,600,000	14,281,630
1.750%, 12/10/18 (KRW)	6,400,500,000	5,311,964
2.000%, 12/10/17 (KRW)	22,392,700,000	18,608,022
2.000%, 03/10/21 (KRW)	46,936,060,000	39,138,176
2.750%, 09/10/19 (KRW)	1,504,000,000	1,279,638
4.250%, 06/10/21 (KRW)	37,648,400,000	34,339,281

		177,845,001

Sri Lanka—0.4%
Sri Lanka Government Bonds 8.000%, 11/15/18 (LKR)	152,730,000	960,716
8.000%, 11/01/19 (LKR)	13,890,000	84,053

Sri Lanka—(Continued)
Sri Lanka Government Bonds 8.500%, 07/15/18 (LKR)	45,000,000	288,664
9.000%, 05/01/21 (LKR)	2,530,000	15,149
10.600%, 07/01/19 (LKR)	304,660,000	1,981,638
11.000%, 08/01/21 (LKR)	219,060,000	1,403,762
11.200%, 07/01/22 (LKR)	26,640,000	170,125

		4,904,107

Ukraine—4.2%
Ukraine Government International Bonds Zero Coupon, 05/31/40 (144A) (c)	12,785,000	3,846,751
7.750%, 09/01/19 (144A)	1,618,000	1,626,737
7.750%, 09/01/20 (144A)	6,665,000	6,572,090
7.750%, 09/01/21 (144A)	6,429,000	6,277,661
7.750%, 09/01/22 (144A)	6,429,000	6,222,822
7.750%, 09/01/23 (144A)	6,206,000	5,957,760
7.750%, 09/01/24 (144A)	6,206,000	5,895,700
7.750%, 09/01/25 (144A)	6,206,000	5,828,055
7.750%, 09/01/26 (144A)	6,206,000	5,805,713
7.750%, 09/01/27 (144A)	6,095,000	5,659,939

		53,693,228

Total Foreign Government (Cost $955,672,832)		889,744,742

Short-Term Investments—24.1%

Discount Note—4.6%
Federal Home Loan Bank 0.203%, 01/03/17 (b)	60,000,000	60,000,000

Repurchase Agreement—19.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $250,223,146 on 01/03/17, collateralized by $252,315,000 U.S. Treasury Notes with rates ranging from 2.000% - 2.125%, maturity dates ranging from 08/31/21 - 09/30/21, with a value of $255,229,884.	250,222,312	250,222,312

Total Short-Term Investments (Cost $310,221,312)		310,222,312

Total Investments—93.4% (Cost $1,265,894,144) (d)		1,199,967,054
Other assets and liabilities (net)—6.6%		84,299,763

Net Assets—100.0%		$1,284,266,817

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents current yield to maturity.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,270,195,123. The aggregate unrealized appreciation and depreciation of investments were $11,562,533 and $(81,790,602), respectively, resulting in net unrealized depreciation of $(70,228,069) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $87,148,534, which is 6.8% of net assets.
(ARS)—	Argentine Peso
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(IDR)—	Indonesian Rupiah
(KRW)—	South Korean Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(ZAR)—	South African Rand

Top Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Global Government Investment Grade	24.0%
Global Government High Yield	45.3%

69.3%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	986,595,000	Morgan Stanley & Co.	01/09/17	USD	1,486,172	$(13,725)
CLP	687,600,000	JPMorgan Chase Bank N.A.	01/11/17	USD	1,023,748	2,314
CLP	296,547,000	Deutsche Bank AG	01/12/17	USD	440,929	1,559
CLP	296,547,000	Deutsche Bank AG	01/17/17	USD	440,504	1,832
CLP	93,075,000	Deutsche Bank AG	01/18/17	USD	138,484	339
CLP	113,400,000	Goldman Sachs & Co.	01/18/17	USD	167,973	1,165
CLP	4,881,841,000	Deutsche Bank AG	01/20/17	USD	7,219,202	61,147
CLP	5,003,232,000	Deutsche Bank AG	01/24/17	USD	7,433,118	26,209
CLP	740,841,250	Morgan Stanley & Co.	01/27/17	USD	1,122,657	(18,363)
CLP	225,201,000	Deutsche Bank AG	01/30/17	USD	334,946	668
CLP	112,601,000	Deutsche Bank AG	01/31/17	USD	167,536	260
CLP	225,201,000	Deutsche Bank AG	01/31/17	USD	338,903	(3,312)
CLP	46,326,000	JPMorgan Chase Bank N.A.	02/06/17	USD	70,473	(1,467)
CLP	953,206,500	Morgan Stanley & Co.	02/06/17	USD	1,449,083	(29,215)
CLP	67,982,000	Deutsche Bank AG	02/08/17	USD	103,552	(2,303)
CLP	101,783,000	Deutsche Bank AG	02/09/17	USD	154,240	(2,660)
CLP	986,595,000	Morgan Stanley & Co.	02/15/17	USD	1,489,200	(20,544)
CLP	96,622,000	Deutsche Bank AG	02/17/17	USD	143,144	668
CLP	122,316,084	JPMorgan Chase Bank N.A.	02/21/17	USD	179,731	2,272
CLP	123,783,916	JPMorgan Chase Bank N.A.	02/22/17	USD	182,169	2,005
CLP	91,925,000	Deutsche Bank AG	02/27/17	USD	135,204	1,520
CLP	740,841,250	Morgan Stanley & Co.	02/27/17	USD	1,092,847	9,031
CLP	46,749,000	Citibank N.A.	02/28/17	USD	68,367	1,159
CLP	210,294,000	Deutsche Bank AG	02/28/17	USD	307,515	5,240
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	03/01/17	USD	13,680,494	170,084
CLP	96,622,000	Deutsche Bank AG	03/13/17	USD	144,969	(1,400)
EUR	5,009,000	Citibank N.A.	02/02/17	USD	5,403,108	(122,584)
IDR	894,320,000,000	JPMorgan Chase Bank N.A.	03/14/17	USD	63,880,000	1,824,264
IDR	133,413,773,145	JPMorgan Chase Bank N.A.	03/15/17	USD	9,570,572	229,884
INR	16,661,000	Deutsche Bank AG	01/27/17	USD	246,109	(1,169)
INR	163,760,484	Deutsche Bank AG	01/27/17	USD	2,418,996	(11,489)
INR	228,261,000	HSBC Bank plc	01/31/17	USD	3,380,037	(25,648)
INR	69,899,500	HSBC Bank plc	02/07/17	USD	1,036,866	(10,415)
INR	110,978,417	Deutsche Bank AG	02/08/17	USD	1,645,465	(15,980)
INR	1,228,565,000	HSBC Bank plc	02/16/17	USD	18,325,850	(304,340)
INR	2,900,000,000	HSBC Bank plc	02/16/17	USD	43,264,210	(724,840)
INR	14,658,000	JPMorgan Chase Bank N.A.	02/21/17	USD	213,580	1,305
MYR	21,469,000	HSBC Bank plc	04/04/17	USD	5,195,160	(423,741)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	40,188,000	JPMorgan Chase Bank N.A.	02/16/17	USD	30,194,852	$1,223,922
AUD	5,331,000	Citibank N.A.	02/21/17	USD	4,020,112	177,541
AUD	13,227,000	Citibank N.A.	03/13/17	USD	10,107,677	578,260
AUD	19,754,000	JPMorgan Chase Bank N.A.	03/13/17	USD	14,750,509	518,704
AUD	13,314,000	Citibank N.A.	03/14/17	USD	9,947,156	355,285
AUD	13,389,000	JPMorgan Chase Bank N.A.	03/14/17	USD	9,917,232	271,329
AUD	6,655,000	JPMorgan Chase Bank N.A.	03/14/17	USD	4,929,359	134,864
AUD	190,000	Citibank N.A.	03/16/17	USD	141,954	5,078
AUD	960,000	JPMorgan Chase Bank N.A.	03/17/17	USD	699,840	8,271
AUD	383,100	Citibank N.A.	03/20/17	USD	286,614	10,655
AUD	29,844,000	JPMorgan Chase Bank N.A.	03/20/17	USD	21,941,309	443,675
EUR	5,009,000	HSBC Bank plc	01/09/17	USD	5,638,882	364,188
EUR	2,310,000	JPMorgan Chase Bank N.A.	01/09/17	USD	2,600,482	167,953
EUR	1,362,600	JPMorgan Chase Bank N.A.	01/09/17	USD	1,534,001	99,125
EUR	13,187,000	Barclays Bank plc	01/11/17	USD	14,516,645	628,091
EUR	10,800,000	Goldman Sachs & Co.	01/11/17	USD	12,119,004	744,440
EUR	714,000	HSBC Bank plc	01/11/17	USD	802,165	50,180
EUR	2,023,000	Morgan Stanley & Co.	01/11/17	USD	2,269,705	139,080
EUR	263,000	Standard Chartered Bank	01/11/17	USD	295,612	18,620
EUR	3,821,000	HSBC Bank plc	01/13/17	USD	4,251,474	226,846
EUR	1,079,000	JPMorgan Chase Bank N.A.	01/13/17	USD	1,199,902	63,400
EUR	8,953,000	Standard Chartered Bank	01/13/17	USD	9,850,091	419,969
EUR	651,717	Barclays Bank plc	01/17/17	USD	711,799	25,231
EUR	14,399,000	JPMorgan Chase Bank N.A.	01/17/17	USD	15,715,069	546,085
EUR	1,912,000	JPMorgan Chase Bank N.A.	01/17/17	USD	2,065,572	51,328
EUR	7,408,999	Goldman Sachs & Co.	01/18/17	USD	8,202,354	396,822
EUR	2,341,000	Barclays Bank plc	01/19/17	USD	2,498,004	31,605
EUR	12,208,000	JPMorgan Chase Bank N.A.	01/19/17	USD	13,520,421	658,484
EUR	13,037,000	Barclays Bank plc	01/20/17	USD	14,374,844	638,904
EUR	2,896,100	Deutsche Bank AG	01/23/17	USD	3,190,112	138,349
EUR	670,000	Deutsche Bank AG	01/23/17	USD	739,948	33,936
EUR	2,313,904	Barclays Bank plc	01/27/17	USD	2,523,902	85,204
EUR	4,190,725	Citibank N.A.	01/30/17	USD	4,594,837	177,520
EUR	97,042,524	Deutsche Bank AG	01/30/17	USD	106,454,678	4,165,088
EUR	18,927,100	Bank of America N.A.	01/31/17	USD	20,761,136	809,785
EUR	3,630,000	Barclays Bank plc	01/31/17	USD	3,980,738	154,298
EUR	1,005,008	Barclays Bank plc	01/31/17	USD	1,102,068	42,673
EUR	5,318,000	Goldman Sachs & Co.	01/31/17	USD	5,829,113	223,326
EUR	1,620,000	HSBC Bank plc	02/01/17	USD	1,777,537	69,796
EUR	5,009,000	Citibank N.A.	02/02/17	USD	5,506,594	226,070
EUR	4,170,000	Bank of America N.A.	02/03/17	USD	4,618,859	222,624
EUR	10,266,434	Deutsche Bank AG	02/03/17	USD	11,365,764	542,345
EUR	8,440,000	Deutsche Bank AG	02/03/17	USD	9,312,021	414,126
EUR	1,780,000	Deutsche Bank AG	02/03/17	USD	1,970,602	94,032
EUR	92,609	Deutsche Bank AG	02/03/17	USD	102,526	4,892
EUR	3,073,000	Barclays Bank plc	02/08/17	USD	3,482,093	241,655
EUR	649,410	Citibank N.A.	02/08/17	USD	724,352	39,558
EUR	708,000	Deutsche Bank AG	02/09/17	USD	787,381	40,770
EUR	6,590,000	Goldman Sachs & Co.	02/09/17	USD	7,438,792	489,407
EUR	419,000	HSBC Bank plc	02/10/17	USD	471,476	29,605
EUR	2,938,000	Barclays Bank plc	02/13/17	USD	3,366,654	267,865
EUR	900,000	Goldman Sachs & Co.	02/13/17	USD	1,024,740	75,485
EUR	3,548,416	Barclays Bank plc	02/14/17	USD	3,921,418	178,635
EUR	20,376,830	Citibank N.A.	02/14/17	USD	22,490,926	997,939
EUR	14,550,496	Deutsche Bank AG	02/14/17	USD	16,004,382	656,871
EUR	9,039,153	Deutsche Bank AG	02/14/17	USD	9,886,664	352,384
EUR	2,440,000	Goldman Sachs & Co.	02/14/17	USD	2,690,222	116,569

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	413,121	JPMorgan Chase Bank N.A.	02/14/17	USD	455,433	$19,683
EUR	17,552,000	Standard Chartered Bank	02/14/17	USD	19,367,087	853,663
EUR	1,911,000	Standard Chartered Bank	02/14/17	USD	2,092,354	76,677
EUR	1,022,000	Goldman Sachs & Co.	02/16/17	USD	1,165,458	87,379
EUR	609,000	Goldman Sachs & Co.	02/16/17	USD	650,382	7,964
EUR	446,000	Standard Chartered Bank	02/16/17	USD	508,186	37,713
EUR	309,733	Deutsche Bank AG	02/17/17	USD	333,923	7,180
EUR	3,870,000	Morgan Stanley & Co.	02/17/17	USD	4,169,074	86,532
EUR	650,000	Morgan Stanley & Co.	02/17/17	USD	700,255	14,557
EUR	86,267	Deutsche Bank AG	02/21/17	USD	92,932	1,911
EUR	3,696,678	HSBC Bank plc	02/21/17	USD	3,986,202	85,788
EUR	3,678,747	Barclays Bank plc	02/22/17	USD	3,930,907	49,235
EUR	3,298,000	Barclays Bank plc	02/22/17	USD	3,704,808	224,886
EUR	1,313,000	Deutsche Bank AG	02/22/17	USD	1,397,373	11,946
EUR	274,083	JPMorgan Chase Bank N.A.	02/22/17	USD	292,008	2,806
EUR	989,372	Bank of America N.A.	02/23/17	USD	1,056,649	12,654
EUR	1,287,000	Deutsche Bank AG	02/23/17	USD	1,374,001	15,946
EUR	12,323,000	JPMorgan Chase Bank N.A.	02/23/17	USD	13,163,429	160,080
EUR	281,896	UBS AG, Stamford	02/23/17	USD	301,072	3,613
EUR	1,115,456	Bank of America N.A.	02/27/17	USD	1,189,087	11,832
EUR	868,325	Barclays Bank plc	02/27/17	USD	926,404	9,971
EUR	1,154,000	Goldman Sachs & Co.	02/27/17	USD	1,230,026	12,091
EUR	1,120,359	Bank of America N.A.	02/28/17	USD	1,249,290	66,806
EUR	1,673,320	Deutsche Bank AG	02/28/17	USD	1,867,676	101,569
EUR	5,010,000	Standard Chartered Bank	02/28/17	USD	5,321,797	33,989
EUR	9,359,372	Barclays Bank plc	03/06/17	USD	9,986,871	105,804
EUR	8,039,372	Barclays Bank plc	03/07/17	USD	8,637,702	149,698
EUR	2,021,800	Deutsche Bank AG	03/13/17	USD	2,143,613	8,211
EUR	1,623,000	Morgan Stanley & Co.	03/14/17	USD	1,732,179	17,881
EUR	650,000	Morgan Stanley & Co.	03/14/17	USD	693,699	7,135
EUR	1,529,000	Bank of America N.A.	03/15/17	USD	1,630,449	15,341
EUR	1,340,000	JPMorgan Chase Bank N.A.	03/15/17	USD	1,428,681	13,216
EUR	225,000	JPMorgan Chase Bank N.A.	03/15/17	USD	239,879	2,208
EUR	4,966,000	Morgan Stanley & Co.	03/16/17	USD	5,310,889	64,900
JPY	296,207,000	Deutsche Bank AG	01/10/17	USD	2,937,775	402,281
JPY	174,225,000	Goldman Sachs & Co.	01/10/17	USD	1,487,120	(4,223)
JPY	596,690,000	Barclays Bank plc	01/11/17	USD	5,974,727	866,694
JPY	554,560,000	Barclays Bank plc	01/13/17	USD	5,450,465	702,454
JPY	44,450,000	Citibank N.A.	01/17/17	USD	381,722	1,079
JPY	133,330,000	Standard Chartered Bank	01/17/17	USD	1,141,534	(223)
JPY	183,890,000	HSBC Bank plc	01/19/17	USD	1,753,672	178,801
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/19/17	USD	478,261	4,062
JPY	248,150,000	Standard Chartered Bank	01/19/17	USD	2,368,804	243,598
JPY	105,570,000	Deutsche Bank AG	01/23/17	USD	914,620	10,326
JPY	544,000,000	JPMorgan Chase Bank N.A.	01/25/17	USD	5,160,850	500,601
JPY	359,980,000	Goldman Sachs & Co.	01/27/17	USD	3,073,009	(11,100)
JPY	189,600,000	JPMorgan Chase Bank N.A.	01/27/17	USD	1,618,590	(5,798)
JPY	2,961,408,150	Deutsche Bank AG	01/30/17	USD	25,285,247	(90,069)
JPY	443,025,359	HSBC Bank plc	01/31/17	USD	3,783,308	(13,008)
JPY	408,503,000	Citibank N.A.	02/10/17	USD	4,014,022	511,973
JPY	218,400,000	Citibank N.A.	02/16/17	USD	1,982,031	109,263
JPY	109,070,000	Citibank N.A.	02/16/17	USD	965,413	30,144
JPY	105,370,000	Deutsche Bank AG	02/16/17	USD	930,091	26,549
JPY	156,373,020	Goldman Sachs & Co.	02/16/17	USD	1,406,068	65,178
JPY	133,761,000	Goldman Sachs & Co.	02/16/17	USD	1,182,993	36,000
JPY	164,870,000	HSBC Bank plc	02/16/17	USD	1,463,365	49,614
JPY	305,880,000	JPMorgan Chase Bank N.A.	02/16/17	USD	3,024,517	401,613

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/16/17	USD	1,455,179	$42,174
JPY	54,700,000	Barclays Bank plc	02/27/17	USD	494,709	25,453
JPY	300,880,000	HSBC Bank plc	02/27/17	USD	2,716,970	135,803
JPY	144,240,000	HSBC Bank plc	02/27/17	USD	1,302,481	65,085
JPY	468,190,000	Barclays Bank plc	02/28/17	USD	4,617,395	600,760
JPY	150,260,000	JPMorgan Chase Bank N.A.	02/28/17	USD	1,482,000	192,909
JPY	36,614,000	Deutsche Bank AG	03/01/17	USD	329,047	14,920
JPY	338,400,000	JPMorgan Chase Bank N.A.	03/03/17	USD	3,035,685	132,179
JPY	159,900,000	HSBC Bank plc	03/06/17	USD	1,423,865	51,741
JPY	578,374,700	Barclays Bank plc	03/09/17	USD	5,750,080	786,116
JPY	210,400,000	Deutsche Bank AG	03/13/17	USD	1,833,807	27,612
JPY	493,277,635	Barclays Bank plc	03/21/17	USD	4,849,367	612,847
JPY	465,903,000	Citibank N.A.	03/23/17	USD	4,613,129	611,258
JPY	160,844,000	Deutsche Bank AG	03/23/17	USD	1,593,146	211,577
JPY	200,950,000	Morgan Stanley & Co.	03/23/17	USD	1,990,037	263,978
JPY	250,376,450	Barclays Bank plc	03/24/17	USD	2,479,208	328,477
JPY	109,471,259	JPMorgan Chase Bank N.A.	03/24/17	USD	994,506	54,149
JPY	66,105,000	JPMorgan Chase Bank N.A.	03/31/17	USD	590,244	22,175
JPY	100,800,000	Citibank N.A.	04/13/17	USD	947,368	80,544
JPY	177,260,000	Bank of America N.A.	04/18/17	USD	1,648,266	123,535
JPY	104,580,000	JPMorgan Chase Bank N.A.	04/20/17	USD	976,776	77,121
JPY	55,370,000	JPMorgan Chase Bank N.A.	04/20/17	USD	535,579	59,255
JPY	733,680,000	JPMorgan Chase Bank N.A.	04/21/17	USD	6,803,318	491,470
JPY	698,590,000	Barclays Bank plc	04/24/17	USD	6,774,965	764,065
JPY	8,128,806,420	Goldman Sachs & Co.	05/15/17	USD	78,459,596	8,440,737
JPY	157,477,000	HSBC Bank plc	05/15/17	USD	1,520,195	163,740
JPY	791,049,590	Morgan Stanley & Co.	05/15/17	USD	7,395,648	581,808
JPY	796,134,720	Citibank N.A.	05/16/17	USD	7,414,181	556,184
JPY	119,300,000	Morgan Stanley & Co.	05/16/17	USD	1,109,644	81,980
JPY	93,849,000	Standard Chartered Bank	05/16/17	USD	874,152	65,726
JPY	8,630,050	Bank of America N.A.	05/18/17	USD	80,489	6,141
JPY	805,169,000	Citibank N.A.	05/18/17	USD	7,433,587	497,051
JPY	8,617,300	Citibank N.A.	05/18/17	USD	80,331	6,093
JPY	8,604,125	Bank of America N.A.	05/19/17	USD	79,927	5,798
JPY	8,634,400	HSBC Bank plc	05/19/17	USD	80,208	5,819
JPY	8,627,500	Bank of America N.A.	05/22/17	USD	79,843	5,502
JPY	275,190,000	JPMorgan Chase Bank N.A.	05/22/17	USD	2,554,892	183,638
JPY	427,709,000	Bank of America N.A.	05/25/17	USD	3,889,254	203,204
JPY	79,941,000	HSBC Bank plc	05/25/17	USD	729,322	40,381
JPY	462,800,000	Citibank N.A.	06/08/17	USD	4,384,070	392,712
JPY	693,100,000	HSBC Bank plc	06/09/17	USD	6,133,628	155,769
JPY	635,480,000	HSBC Bank plc	06/13/17	USD	5,576,832	94,800
JPY	119,465,000	Citibank N.A.	06/16/17	USD	1,145,848	115,111
JPY	930,530,000	HSBC Bank plc	06/16/17	USD	8,162,544	133,986
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/16/17	USD	2,380,553	238,235
JPY	929,100,000	Deutsche Bank AG	06/19/17	USD	8,896,272	878,807
JPY	599,020,000	Citibank N.A.	06/20/17	USD	5,836,268	666,889
JPY	930,710,000	Deutsche Bank AG	06/22/17	USD	9,043,043	1,010,437
JPY	811,652,000	Barclays Bank plc	06/30/17	USD	8,048,430	1,040,465
JPY	360,500,000	JPMorgan Chase Bank N.A.	07/14/17	USD	3,523,260	408,350
JPY	353,334,000	Citibank N.A.	07/25/17	USD	3,384,101	329,339
JPY	411,460,000	Barclays Bank plc	07/31/17	USD	3,961,508	403,090
JPY	342,205,982	Deutsche Bank AG	07/31/17	USD	3,296,338	336,847
JPY	105,370,000	Barclays Bank plc	08/15/17	USD	1,059,373	147,384
JPY	338,124,000	Deutsche Bank AG	08/18/17	USD	3,423,694	496,729
JPY	639,006,000	HSBC Bank plc	08/22/17	USD	6,480,791	948,078
JPY	457,974,000	JPMorgan Chase Bank N.A.	08/22/17	USD	4,645,073	679,791

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	151,705,000	Barclays Bank plc	08/24/17	USD	1,535,919	$222,271
JPY	149,920,000	Deutsche Bank AG	08/24/17	USD	1,520,055	221,864
JPY	446,759,000	JPMorgan Chase Bank N.A.	08/28/17	USD	4,522,196	652,792
JPY	256,658,000	Deutsche Bank AG	08/30/17	USD	2,604,568	381,404
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/30/17	USD	2,471,308	357,641
JPY	488,094,000	HSBC Bank plc	09/01/17	USD	4,847,011	618,710
JPY	109,701,956	Citibank N.A.	09/19/17	USD	1,085,164	133,925
JPY	94,232,353	Citibank N.A.	11/09/17	USD	918,211	98,596
JPY	229,154,000	Citibank N.A.	11/14/17	USD	2,233,949	240,176
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/14/17	USD	903,961	98,575
JPY	306,357,000	Deutsche Bank AG	11/21/17	USD	2,855,836	189,163
JPY	350,622,000	Standard Chartered Bank	11/27/17	USD	3,218,340	165,195
JPY	895,640,000	Citibank N.A.	12/12/17	USD	7,998,178	191,661
JPY	588,770,000	JPMorgan Chase Bank N.A.	12/13/17	USD	5,218,621	86,496
KRW	13,933,000,000	Citibank N.A.	02/21/17	USD	11,939,160	402,798
KRW	17,622,000,000	Goldman Sachs & Co.	03/07/17	USD	15,067,978	476,585
KRW	8,193,000,000	Citibank N.A.	03/20/17	USD	7,479,118	695,013
KRW	11,175,000,000	HSBC Bank plc	03/20/17	USD	10,236,329	983,018
KRW	13,944,000,000	HSBC Bank plc	03/27/17	USD	12,453,892	907,632
KRW	14,010,000,000	HSBC Bank plc	03/28/17	USD	12,646,116	1,045,189
KRW	19,207,000,000	HSBC Bank plc	04/18/17	USD	16,900,132	992,984
KRW	18,617,000,000	HSBC Bank plc	04/25/17	USD	16,332,851	913,026
KRW	5,187,000,000	HSBC Bank plc	04/26/17	USD	4,526,376	230,108
KRW	6,255,000,000	HSBC Bank plc	05/02/17	USD	5,462,167	280,923
KRW	8,216,000,000	Citibank N.A.	05/15/17	USD	7,171,162	364,475
KRW	5,503,000,000	Citibank N.A.	05/16/17	USD	4,786,050	226,939
KRW	15,389,000,000	HSBC Bank plc	05/17/17	USD	13,158,052	408,460
KRW	8,488,000,000	HSBC Bank plc	05/18/17	USD	7,252,841	220,555
KRW	7,690,000,000	Deutsche Bank AG	05/22/17	USD	6,549,307	177,852
KRW	14,004,000,000	HSBC Bank plc	05/25/17	USD	11,909,176	305,911
KRW	16,897,000,000	HSBC Bank plc	06/02/17	USD	14,460,419	458,745
KRW	6,146,000,000	Citibank N.A.	06/15/17	USD	5,304,678	210,999
KRW	7,689,000,000	Deutsche Bank AG	06/20/17	USD	6,586,431	213,558

Cross Currency Contracts to Buy
IDR	40,930,000,000	JPMorgan Chase Bank N.A.	01/19/17	AUD	4,043,268	115,172
IDR	17,930,000,000	JPMorgan Chase Bank N.A.	01/19/17	AUD	1,771,214	50,453
MYR	10,283,480	Deutsche Bank AG	01/17/17	EUR	2,204,485	(31,135)
MYR	116,701,051	JPMorgan Chase Bank N.A.	02/03/17	EUR	25,287,335	(670,282)
MYR	93,336,950	JPMorgan Chase Bank N.A.	04/07/17	JPY	2,292,386,293	1,035,118

Net Unrealized Appreciation						$65,663,535

Cash in the amount of $31,924,000 and securities in the amount of $15,254,099 have been deposited in segregated accounts held by the counterparties as collateral for forward foreign exchange contracts.

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	0.926%	10/17/17	USD	74,980,000	$114,884
Receive	3M LIBOR	1.817%	02/03/25	USD	8,640,000	271,209
Receive	3M LIBOR	1.914%	01/22/25	USD	35,110,000	834,470

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	1.937%	01/29/25	USD	6,480,000	$143,428
Receive	3M LIBOR	1.942%	01/30/25	USD	5,480,000	119,651
Receive	3M LIBOR	1.970%	01/23/25	USD	43,890,000	861,249
Receive	3M LIBOR	1.973%	01/27/25	USD	25,900,000	503,193
Receive	3M LIBOR	2.378%	11/18/46	USD	24,800,000	1,108,912
Receive	3M LIBOR	2.731%	07/07/24	USD	14,050,000	(531,174)
Receive	3M LIBOR	3.018%	08/22/23	USD	26,870,000	(1,721,559)
Receive	3M LIBOR	3.848%	08/20/43	USD	15,360,000	(3,996,358)

Net Unrealized Depreciation						$(2,292,095)

(AUD)—	Australian Dollar
(CLP)—	Chilean Peso
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MYR)—	Malaysian Ringgit
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$889,744,742	$—	$889,744,742
Short-Term Investments
Discount Note	—	60,000,000	—	60,000,000
Repurchase Agreement	—	250,222,312	—	250,222,312
Total Short-Term Investments	—	310,222,312	—	310,222,312
Total Investments	$—	$1,199,967,054	$—	$1,199,967,054

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$68,222,568	$—	$68,222,568
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,559,033)	—	(2,559,033)
Total Forward Contracts	$—	$65,663,535	$—	$65,663,535
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,956,996	$—	$3,956,996
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(6,249,091)	—	(6,249,091)
Total Centrally Cleared Swap Contracts	$—	$(2,292,095)	$—	$(2,292,095)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$949,744,742
Repurchase Agreement	250,222,312
Cash denominated in foreign currencies (b)	49,900
Cash collateral for centrally cleared swap contracts	13,422,719
Unrealized appreciation on forward foreign currency exchange contracts	68,222,568
Receivable for:
Fund shares sold	7,401
Interest	8,778,670
Prepaid expenses	3,534

Total Assets	1,290,451,846
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,559,033
Payables for:
Fund shares redeemed	855,208
Foreign taxes	448,786
Variation margin on centrally cleared swap contracts	792,052
Accrued Expenses:
Management fees	648,562
Distribution and service fees	11,701
Deferred trustees’ fees	101,823
Other expenses	767,864

Total Liabilities	6,185,029

Net Assets	$1,284,266,817

Net Assets Consist of:
Paid in surplus	$1,354,954,733
Accumulated net investment loss	(63,635,625)
Accumulated net realized loss	(3,950,321)
Unrealized depreciation on investments, swap contracts and foreign currency transactions (c)	(3,101,970)

Net Assets	$1,284,266,817

Net Assets
Class A	$1,229,174,512
Class B	55,092,305
Capital Shares Outstanding*
Class A	122,488,149
Class B	5,543,041
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.04
Class B	9.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,015,671,832.
(b)	Identified cost of cash denominated in foreign currencies was $50,264.
(c)	Includes foreign capital gains tax of $448,786.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest (a)	$41,099,312
Securities lending income	21,844
Other income (b)	70,252

Total investment income	41,191,408
Expenses
Management fees	7,576,083
Administration fees	40,768
Custodian and accounting fees	790,851
Distribution and service fees—Class B	136,935
Audit and tax services	100,410
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	26,432
Insurance	8,918
Miscellaneous	96,280

Total expenses	8,858,037
Less management fee waiver	(4,840)

Net expenses	8,853,197

Net Investment Income	32,338,211

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(71,194,658)
Swap contracts	(2,975,627)
Foreign currency transactions	(44,107,120)

Net realized loss	(118,277,405)

Net change in unrealized appreciation on:
Investments (c)	36,426,909
Swap contracts	2,281,309
Foreign currency transactions	58,677,445

Net change in unrealized appreciation	97,385,663

Net realized and unrealized loss	(20,891,742)

Net Increase in Net Assets From Operations	$11,446,469

(a)	Net of foreign withholding taxes of $1,829,020.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(c)	Includes change in foreign capital gains tax of $(62,983).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,338,211	$36,516,111
Net realized gain (loss)	(118,277,405)	27,130,534
Net change in unrealized appreciation (depreciation)	97,385,663	(119,956,350)

Increase (decrease) in net assets from operations	11,446,469	(56,309,705)

From Distributions to Shareholders
Net investment income
Class A	0	(113,703,758)
Class B	0	(5,086,439)
Net realized capital gains
Class A	(3,094,469)	(2,445,242)
Class B	(143,425)	(113,032)

Total distributions	(3,237,894)	(121,348,471)

Increase (decrease) in net assets from capital share transactions	(66,426,796)	75,459,255

Total decrease in net assets	(58,218,221)	(102,198,921)

Net Assets
Beginning of period	1,342,485,038	1,444,683,959

End of period	$1,284,266,817	$1,342,485,038

Accumulated net investment loss
End of period	$(63,635,625)	$(10,662,044)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,126,122	$30,082,155	1,800,842	$20,326,213
Reinvestments	327,111	3,094,469	11,200,482	116,149,000
Redemptions	(9,915,071)	(96,521,979)	(6,014,249)	(62,576,295)

Net increase (decrease)	(6,461,838)	$(63,345,355)	6,987,075	$73,898,918

Class B
Sales	591,543	$5,668,662	576,984	$6,204,799
Reinvestments	15,275	143,425	504,313	5,199,471
Redemptions	(923,612)	(8,893,528)	(929,002)	(9,843,933)

Net increase (decrease)	(316,794)	$(3,081,441)	152,295	$1,560,337

Increase (decrease) derived from capital shares transactions		$(66,426,796)		$75,459,255

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.96	$11.32	$11.72	$11.88	$11.54

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.28	0.30	0.43	0.43
Net realized and unrealized gain (loss) on investments	(0.14)	(0.69)	(0.14)	(0.28)	1.15

Total from investment operations	0.11	(0.41)	0.16	0.15	1.58

Less Distributions
Distributions from net investment income	0.00	(0.93)	(0.56)	(0.26)	(1.24)
Distributions from net realized capital gains	(0.03)	(0.02)	0.00	(0.05)	0.00

Total distributions	(0.03)	(0.95)	(0.56)	(0.31)	(1.24)

Net Asset Value, End of Period	$10.04	$9.96	$11.32	$11.72	$11.88

Total Return (%) (b)	1.07	(3.95)	1.41	1.27	14.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.73	0.73	0.72	0.73
Net ratio of expenses to average net assets (%) (c)	0.69	0.73	0.73	0.72	0.73
Ratio of net investment income to average net assets (%)	2.57	2.58	2.56	3.69	3.78
Portfolio turnover rate (%)	15	47	28	37	35
Net assets, end of period (in millions)	$1,229.2	$1,284.5	$1,380.5	$1,251.2	$1,048.6

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.89	$11.24	$11.64	$11.80	$11.48

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.25	0.26	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.14)	(0.68)	(0.13)	(0.27)	1.14

Total from investment operations	0.08	(0.43)	0.13	0.13	1.54

Less Distributions
Distributions from net investment income	0.00	(0.90)	(0.53)	(0.24)	(1.22)
Distributions from net realized capital gains	(0.03)	(0.02)	0.00	(0.05)	0.00

Total distributions	(0.03)	(0.92)	(0.53)	(0.29)	(1.22)

Net Asset Value, End of Period	$9.94	$9.89	$11.24	$11.64	$11.80

Total Return (%) (b)	0.77 (d)	(4.16)	1.14	1.04	14.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.98	0.98	0.97	0.98
Net ratio of expenses to average net assets (%) (c)	0.94	0.98	0.98	0.97	0.98
Ratio of net investment income to average net assets (%)	2.32	2.33	2.31	3.44	3.53
Portfolio turnover rate (%)	15	47	28	37	35
Net assets, end of period (in millions)	$55.1	$58.0	$64.2	$70.6	$76.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, ordinary loss netting, net operating losses, swap transactions, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $250,222,312, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. At December 31, 2016, there are no securities out on loan for the Portfolio.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,956,996	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$6,249,091
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	68,222,568	Unrealized depreciation on forward foreign currency exchange contracts	2,559,033

Total		$72,179,564		$8,808,124

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Bank of America N.A.	$1,483,222	$—	$—		$1,483,222
Barclays Bank plc	9,333,831	—	(9,333,831	)(1)	—
Citibank N.A.	9,041,287	(122,584)	(8,918,703	)(1)	—
Deutsche Bank AG	11,288,924	(159,517)	—		11,129,407
Goldman Sachs & Co.	11,173,148	(15,323)	(11,157,825	)(1)	—
HSBC Bank plc	10,215,281	(1,501,992)	—		8,713,289
JPMorgan Chase Bank N.A.	12,501,230	(677,547)	(11,823,683	)(1)	—
Morgan Stanley & Co.	1,266,882	(81,847)	—		1,185,035
Standard Chartered Bank	1,915,150	(223)	(1,914,927	)(1)	—
UBS AG, Stamford	3,613	—	—		3,613

	$68,222,568	$(2,559,033)	$(43,148,969)		$22,514,566

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$122,584	$(122,584)	$—	$—
Deutsche Bank AG	159,517	(159,517)	—	—
Goldman Sachs & Co.	15,323	(15,323)	—	—
HSBC Bank plc	1,501,992	(1,501,992)	—	—
JPMorgan Chase Bank N.A.	677,547	(677,547)	—	—
Morgan Stanley & Co.	81,847	(81,847)	—	—
Standard Chartered Bank	223	(223)	—	—

	$2,559,033	$(2,559,033)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

MIST-22

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(40,738,980)	$(40,738,980)
Swap contracts	(2,975,627)	—	(2,975,627)

	$(2,975,627)	$(40,738,980)	$(43,714,607)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$58,701,080	$58,701,080
Swap contracts	2,281,309	—	2,281,309

	$2,281,309	$58,701,080	$60,982,389

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,457,022,398
Swap contracts	260,893,333

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

MIST-23

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$434,114,038	$0	$100,451,699

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $7,576,083.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period December 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $1 billion

Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate

MIST-24

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$118,597,789	$3,237,894	$2,750,682	$3,237,894	$121,348,471
As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$350,657	$(70,936,751)	$—	$(70,586,094)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-25

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton International Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton International Bond Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-26

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-27

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-28

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-29

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-30

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-31

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the five-year period ended October 31, 2016, and the Portfolio underperformed its benchmark for the one- and three-year periods ended October 31, 2016.

The Board also took into account that the Portfolio’s actual management fees were equal to the medians of the Expense Group and the Sub-advised Expense Universe and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the medians of the Expense Group, and the Sub-advised Expense Universe and below the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-32

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-33

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-34

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-35

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-36

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Met/Wellington Large Cap Research Portfolio returned 8.50%, 8.19%, and 8.30%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 11.96%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (the “Fed”) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the U.K. referendum vote to leave the European Union (“Brexit”), U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter Gross Domestic Product growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25% a well-telegraphed move and only the second hike in the last decade.

Returns varied by market-cap, as small- and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, outperformed large-cap stocks, as measured by the S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark for the 12-month period ended December 31, 2016. As a bottom-up research portfolio, we expect stock selection, rather than sector allocation, to typically drive the majority of our performance. During the period, weak stock selection was the primary driver of the Portfolio’s benchmark-relative underperformance. While negative stock selection drove performance, we do not believe that we have been rewarded based on our conviction levels in stocks we believed have exhibited fundamental progress (i.e. through upgrades in consensus earnings estimates). Consequently, the positive attributes we believed these stocks possessed were not rewarded by increased share prices during the period.

Selection within Information Technology, Financials, and Consumer Staples sectors detracted most from relative results. This was partially offset by stronger stock selection within the Consumer Discretionary, Utilities, and Industrials sectors.

The Portfolio’s largest individual detractor was McKesson Corp. McKesson is a pharmaceutical distributor and health care information technology company. The stock price came under pressure during the period as the company lowered their fiscal year 2017 guidance due to lower branded drug inflation and an increase in competitive pricing within the independent pharmacy space. As of the end of the period, we maintained a position in the stock. Not owning benchmark constituent JPMorgan Chase within the Financials sector also detracted from relative performance. We believed JPMorgan Chase was fairly valued and instead we continued to focus on undervalued stocks in the banks group.

The Portfolio’s holdings in Seagate Technology and Bank of America were among the stocks that contributed most to relative performance during the period. Seagate Technology is a U.S.-based data-storage company. Seagate Technology announced an ambitious restructuring plan, boosting the stock price. We initiated a position in Seagate during the period and liked management’s shareholder-oriented focus. Bank of America is a global financial services company. The stock price was driven higher on investors’ expectations of rising interest rates and that the Republican sweep of the White House and Congress will relieve regulatory pressures the banking sector has faced since the financial crisis. We increased the Portfolio’s position during the period.

At period end, we believed the majority of the U.S. Industrial sector may benefit from more cash mobility, lower taxes and higher U.S. infrastructure spending. Almost all have been hit by the recent “industrial recession” with business confidence remaining depressed as capital spending checkbooks have not opened up in a meaningful way. We believed there was a disconnect between what the infrastructure levered stocks priced in versus a realistic reality. At the end of the period, we avoided some manufacturing stocks that have aggressively rallied on the U.S. infrastructure theme.

Within the Financials sector, U.S. banks have rallied following the election of Donald Trump. We expected fewer regulatory restrictions and more fiscal stimulus to provide a tailwind for many banks with large deposit franchises. We remained sanguine on U.S. banks due to their inexpensive valuations relative to their returns and the potential upside that higher interest rates could provide. We continued to focus on value stocks in the group with Bank of America as the Portfolio’s largest active weight within the sector at period end. We also added to PNC Financial Services in the fourth quarter of 2016. We

MIST-1

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

believe this diversified financial services firm, which focuses on mostly retail and business banking, has a disciplined management team, clear plan to deepen relationships with clients to drive fee growth, and trades at an attractive valuation.

The Portfolio is generally industry/sector-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the Information Technology, Financials, and Health Care sectors and no exposure to the Telecommunications Services sector at the end of the period. Exposure to the Health Care sector increased over the period while exposure to the Industrials sector decreased.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[3]
Met/Wellington Large Cap Research Portfolio
Class A	8.50	14.55	5.95	—
Class B	8.19	14.27	—	5.32
Class E	8.30	14.38	—	5.42
S&P 500 Index	11.96	14.66	6.95	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

3 Inception dates of the Class A, Class B and Class E shares are 3/23/1998, 4/30/2007 and 4/30/2007, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Apple, Inc.	3.0
Bank of America Corp.	2.8
Alphabet, Inc.- Class A	2.6
Amazon.com, Inc.	2.0
Comcast Corp.- Class A	1.7
Charter Communications, Inc.- Class A	1.6
Medtronic plc	1.6
PNC Financial Services Group, Inc. (The)	1.5
Capital One Financial Corp.	1.5
UnitedHealth Group, Inc.	1.5

Top Sectors

% of Net Assets
Information Technology	19.1
Financials	15.6
Health Care	15.4
Consumer Discretionary	11.6
Consumer Staples	11.1
Industrials	8.9
Energy	5.8
Utilities	4.4
Materials	3.8
Real Estate	3.5

MIST-3

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.51%	$1,000.00	$1,068.30	$2.65
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class B(a)	Actual	0.76%	$1,000.00	$1,067.10	$3.95
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class E(a)	Actual	0.66%	$1,000.00	$1,067.20	$3.43
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Boeing Co. (The)	61,288	$9,541,316
General Dynamics Corp.	98,279	16,968,852
Lockheed Martin Corp.	76,577	19,139,655
United Technologies Corp.	184,703	20,247,143

		65,896,966

Air Freight & Logistics—0.6%
FedEx Corp.	44,919	8,363,918
XPO Logistics, Inc. (a) (b)	146,376	6,317,588

		14,681,506

Airlines—0.2%
American Airlines Group, Inc. (b)	115,017	5,370,144

Banks—4.9%
Bank of America Corp.	2,975,419	65,756,760
Huntington Bancshares, Inc.	983,627	13,003,549
PNC Financial Services Group, Inc. (The)	305,919	35,780,286

		114,540,595

Beverages—4.4%
Anheuser-Busch InBev S.A. (ADR)	52,897	5,577,460
Constellation Brands, Inc. - Class A	96,193	14,747,349
Dr Pepper Snapple Group, Inc.	106,147	9,624,348
Molson Coors Brewing Co. - Class B	148,530	14,453,454
Monster Beverage Corp. (a)	530,379	23,517,005
PepsiCo, Inc.	330,443	34,574,251

		102,493,867

Biotechnology—1.8%
Aduro Biotech, Inc. (a) (b)	118,269	1,348,267
Alkermes plc (a) (b)	91,306	5,074,787
Alnylam Pharmaceuticals, Inc. (a) (b)	12,520	468,749
ARIAD Pharmaceuticals, Inc. (a) (b)	165,794	2,062,477
Biogen, Inc. (a)	15,679	4,446,251
Bluebird Bio, Inc. (a)	21,390	1,319,763
Celgene Corp. (a)	80,781	9,350,401
GlycoMimetics, Inc. (a)	108,511	661,917
Incyte Corp. (a)	37,493	3,759,423
Ironwood Pharmaceuticals, Inc. (a)	147,969	2,262,446
Karyopharm Therapeutics, Inc. (a)	112,522	1,057,707
Nivalis Therapeutics, Inc. (a) (b)	81,810	183,254
Otonomy, Inc. (a) (b)	68,439	1,088,180
PTC Therapeutics, Inc. (a) (b)	77,869	849,551
Ra Pharmaceuticals, Inc. (a)	51,254	778,548
Regeneron Pharmaceuticals, Inc. (a)	3,818	1,401,550
Regulus Therapeutics, Inc. (a)	76,840	172,890
Syndax Pharmaceuticals, Inc. (a)	104,000	745,680
TESARO, Inc. (a) (b)	25,313	3,404,092
Trevena, Inc. (a)	188,677	1,109,421

		41,545,354

Building Products—0.1%
Fortune Brands Home & Security, Inc.	64,856	3,467,202

Capital Markets—1.6%
Evercore Partners, Inc. - Class A	67,861	4,662,051
Intercontinental Exchange, Inc.	141,670	7,993,021
Investment Technology Group, Inc. (b)	70,827	1,398,125
Legg Mason, Inc. (b)	79,161	2,367,706
Morgan Stanley	157,158	6,639,925
Northern Trust Corp. (b)	90,908	8,095,357
TD Ameritrade Holding Corp. (b)	133,185	5,806,866
WisdomTree Investments, Inc. (b)	146,350	1,630,339

		38,593,390

Chemicals—1.7%
Cabot Corp.	57,457	2,903,877
Celanese Corp. - Series A	97,146	7,649,276
Dow Chemical Co. (The)	205,621	11,765,634
Monsanto Co.	47,180	4,963,808
PPG Industries, Inc.	120,135	11,383,992
Westlake Chemical Corp.	41,520	2,324,705

		40,991,292

Commercial Services & Supplies—0.6%
Waste Management, Inc.	186,759	13,243,081

Communications Equipment—0.7%
Arista Networks, Inc. (a)	171,195	16,566,540

Construction Materials—0.6%
CRH plc (ADR)	69,203	2,379,199
Martin Marietta Materials, Inc.	24,670	5,465,145
Vulcan Materials Co.	43,250	5,412,738

		13,257,082

Consumer Finance—3.2%
American Express Co.	322,873	23,918,432
Capital One Financial Corp.	401,097	34,991,702
Santander Consumer USA Holdings, Inc. (a)	1,203,637	16,249,100

		75,159,234

Containers & Packaging—0.9%
Ball Corp.	134,202	10,074,544
International Paper Co.	178,069	9,448,341
Owens-Illinois, Inc. (a) (b)	135,060	2,351,395

		21,874,280

Electric Utilities—2.9%
Avangrid, Inc.	253,125	9,588,375
Edison International	110,167	7,930,922
Eversource Energy (b)	66,375	3,665,891
Exelon Corp.	226,716	8,046,151
NextEra Energy, Inc.	192,575	23,005,010
PG&E Corp.	187,271	11,380,459
Pinnacle West Capital Corp.	49,910	3,894,477

		67,511,285

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.7%
AMETEK, Inc.	139,935	$6,800,841
Eaton Corp. plc	135,367	9,081,772

		15,882,613

Energy Equipment & Services—0.8%
Baker Hughes, Inc.	249,196	16,190,264
Helix Energy Solutions Group, Inc. (a)	190,442	1,679,699
Tesco Corp. (a)	220,920	1,822,590

		19,692,553

Equity Real Estate Investment Trusts—3.2%
Alexandria Real Estate Equities, Inc.	74,090	8,233,622
American Tower Corp.	217,644	23,000,618
Apartment Investment & Management Co. - Class A	226,456	10,292,425
Equinix, Inc.	18,980	6,783,642
Host Hotels & Resorts, Inc. (b)	182,399	3,436,397
Outfront Media, Inc. (b)	266,484	6,627,457
Prologis, Inc.	195,979	10,345,731
Simon Property Group, Inc.	40,338	7,166,853

		75,886,745

Food & Staples Retailing—1.8%
Costco Wholesale Corp. (b)	133,377	21,354,991
Kroger Co. (The)	235,214	8,117,235
Walgreens Boots Alliance, Inc.	141,051	11,673,381

		41,145,607

Food Products—2.1%
Mondelez International, Inc. - Class A	656,708	29,111,866
Post Holdings, Inc. (a) (b)	252,557	20,303,057

		49,414,923

Gas Utilities—0.2%
UGI Corp.	120,540	5,554,483

Health Care Equipment & Supplies—5.4%
Abbott Laboratories	92,588	3,556,305
Baxter International, Inc.	207,057	9,180,907
Becton Dickinson & Co.	62,117	10,283,469
Boston Scientific Corp. (a)	730,156	15,793,274
ConforMIS, Inc. (a) (b)	140,400	1,137,240
Danaher Corp.	308,167	23,987,719
Medtronic plc	523,264	37,272,095
St. Jude Medical, Inc.	125,060	10,028,562
Stryker Corp.	126,039	15,100,733

		126,340,304

Health Care Providers & Services—3.7%
Cardinal Health, Inc.	82,830	5,961,275
Cigna Corp.	89,289	11,910,260
HCA Holdings, Inc. (a) (b)	165,225	12,229,954
McKesson Corp.	149,173	20,951,348

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	216,555	34,657,462

		85,710,299

Hotels, Restaurants & Leisure—0.5%
Hilton Worldwide Holdings, Inc.	179,944	4,894,477
Starbucks Corp.	114,719	6,369,199
Wingstop, Inc. (b)	5,500	162,745

		11,426,421

Household Durables—0.6%
Mohawk Industries, Inc. (a)	69,433	13,864,381

Household Products—0.0%
Colgate-Palmolive Co.	10,317	675,144

Industrial Conglomerates—0.3%
General Electric Co.	244,760	7,734,416

Insurance—5.9%
Allstate Corp. (The)	100,610	7,457,213
American International Group, Inc.	455,424	29,743,742
Assured Guaranty, Ltd.	427,365	16,141,576
Chubb, Ltd.	53,240	7,034,069
Hartford Financial Services Group, Inc. (The)	323,227	15,401,767
Manulife Financial Corp.	289,842	5,164,984
Marsh & McLennan Cos., Inc.	321,558	21,734,105
Principal Financial Group, Inc.	89,829	5,197,506
Prudential Financial, Inc.	149,690	15,576,741
XL Group, Ltd.	397,495	14,810,664

		138,262,367

Internet & Direct Marketing Retail—3.4%
Amazon.com, Inc. (a)	61,713	46,276,727
Expedia, Inc.	101,769	11,528,392
Netflix, Inc. (a)	115,518	14,301,129
Wayfair, Inc. - Class A (a) (b)	196,620	6,891,531

		78,997,779

Internet Software & Services—4.1%
Alphabet, Inc. - Class A (a)	77,672	61,551,176
Blucora, Inc. (a)	174,206	2,569,539
Envestnet, Inc. (a) (b)	58,060	2,046,615
Facebook, Inc. - Class A (a)	268,810	30,926,590

		97,093,920

IT Services—4.2%
Accenture plc - Class A	64,882	7,599,629
Alliance Data Systems Corp. (b)	35,923	8,208,405
Automatic Data Processing, Inc.	113,251	11,639,938
Cognizant Technology Solutions Corp. - Class A (a)	86,962	4,872,481
FleetCor Technologies, Inc. (a)	37,660	5,329,643
Genpact, Ltd. (a) (b)	339,852	8,271,998
Global Payments, Inc.	204,307	14,180,949
PayPal Holdings, Inc. (a)	94,957	3,747,953

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Visa, Inc. - Class A	382,426	$29,836,876
WEX, Inc. (a) (b)	53,852	6,009,883

		99,697,755

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.	68,190	9,621,609

Machinery—1.6%
AGCO Corp. (b)	29,308	1,695,761
Fortive Corp.	157,281	8,434,980
Illinois Tool Works, Inc. (b)	164,097	20,095,319
Pentair plc	146,915	8,237,524

		38,463,584

Marine—0.0%
Kirby Corp. (a) (b)	7,900	525,350

Media—4.1%
Charter Communications, Inc. - Class A (a)	132,230	38,071,662
Comcast Corp. - Class A	591,543	40,846,044
Liberty Media Corp.-Liberty Media - Class C (a) (b)	126,238	3,955,036
Twenty-First Century Fox, Inc. - Class A	461,298	12,934,796

		95,807,538

Metals & Mining—0.3%
Freeport-McMoRan, Inc. (a)	255,670	3,372,287
Reliance Steel & Aluminum Co.	16,810	1,337,067
Steel Dynamics, Inc.	90,663	3,225,790

		7,935,144

Multi-Utilities—1.3%
Ameren Corp.	95,430	5,006,258
Dominion Resources, Inc. (b)	175,580	13,447,672
Sempra Energy (b)	110,042	11,074,627

		29,528,557

Oil, Gas & Consumable Fuels—5.0%
Antero Resources Corp. (a)	190,293	4,500,429
Chevron Corp.	89,808	10,570,402
Cobalt International Energy, Inc. (a) (b)	1,970,981	2,404,597
Diamondback Energy, Inc. (a)	83,980	8,487,019
Extraction Oil & Gas, Inc. (a) (b)	110,706	2,218,548
Hess Corp.	21,999	1,370,318
Kinder Morgan, Inc.	540,064	11,184,725
Newfield Exploration Co. (a)	386,608	15,657,624
ONEOK, Inc. (b)	62,133	3,567,055
Parsley Energy, Inc. - Class A (a) (b)	92,210	3,249,480
PDC Energy, Inc. (a) (b)	85,248	6,187,300
Pioneer Natural Resources Co.	182,030	32,778,142
QEP Resources, Inc. (a)	149,426	2,750,933
Rice Energy, Inc. (a)	187,006	3,992,578
Spectra Energy Corp.	86,965	3,573,392
TransCanada Corp.	106,318	4,800,258

		117,292,800

Paper & Forest Products—0.2%
Boise Cascade Co. (a)	239,414	5,386,815

Personal Products—1.5%
Coty, Inc. - Class A	869,160	15,914,320
Estee Lauder Cos., Inc. (The) - Class A	242,009	18,511,268

		34,425,588

Pharmaceuticals—4.2%
Aerie Pharmaceuticals, Inc. (a)	47,790	1,808,851
Allergan plc (a)	83,893	17,618,369
AstraZeneca plc (ADR) (b)	299,296	8,176,767
Bristol-Myers Squibb Co.	434,997	25,421,225
Eli Lilly & Co.	244,168	17,958,556
Johnson & Johnson	171,300	19,735,473
Mylan NV (a) (b)	176,115	6,718,787
MyoKardia, Inc. (a) (b)	93,120	1,205,904

		98,643,932

Professional Services—1.2%
Equifax, Inc.	62,925	7,439,623
IHS Markit, Ltd. (a) (b)	83,654	2,962,188
Nielsen Holdings plc	180,448	7,569,793
TransUnion (a)	334,146	10,335,136

		28,306,740

Real Estate Management & Development—0.2%
Conyers Park Acquisition Corp. (a)	467,230	5,069,446

Road & Rail—0.6%
CSX Corp.	84,615	3,040,217
Genesee & Wyoming, Inc. - Class A (a) (b)	44,448	3,085,136
J.B. Hunt Transport Services, Inc.	22,362	2,170,679
Kansas City Southern	7,566	641,975
Knight Transportation, Inc. (b)	120,676	3,988,342

		12,926,349

Semiconductors & Semiconductor Equipment—2.4%
Analog Devices, Inc.	54,345	3,946,534
Broadcom, Ltd.	33,911	5,994,447
First Solar, Inc. (a) (b)	20,718	664,841
Intel Corp. (b)	670,703	24,326,398
Microchip Technology, Inc. (b)	92,748	5,949,784
Micron Technology, Inc. (a) (b)	146,838	3,218,689
QUALCOMM, Inc.	195,403	12,740,276
SunPower Corp. (a) (b)	19,620	129,688

		56,970,657

Software—3.1%
Electronic Arts, Inc. (a)	168,651	13,282,953
Microsoft Corp.	489,553	30,420,823
Salesforce.com, Inc. (a)	109,891	7,523,138
ServiceNow, Inc. (a)	110,945	8,247,651
SS&C Technologies Holdings, Inc. (b)	75,930	2,171,598
Workday, Inc. - Class A (a) (b)	165,585	10,943,513

		72,589,676

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—1.7%
Advance Auto Parts, Inc. (b)	143,322	$24,238,617
L Brands, Inc.	46,463	3,059,124
O’Reilly Automotive, Inc. (a) (b)	42,142	11,732,754

		39,030,495

Technology Hardware, Storage & Peripherals—4.5%
Apple, Inc.	616,322	71,382,414
Pure Storage, Inc. - Class A (a) (b)	914,985	10,348,480
Seagate Technology plc (b)	600,375	22,916,314

		104,647,208

Textiles, Apparel & Luxury Goods—1.5%
NIKE, Inc. - Class B	550,471	27,980,441
Under Armour, Inc. - Class C (a) (b)	92,571	2,330,012
VF Corp.	70,820	3,778,247

		34,088,700

Tobacco—1.4%
Altria Group, Inc.	484,183	32,740,454

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	110,750	2,267,053

Total Common Stocks (Cost $2,080,377,957)		2,328,839,223

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $21,103,759 on 01/03/17, collateralized by $19,985,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $21,528,502.	21,103,689	21,103,689

Total Short-Term Investments (Cost $21,103,689)		21,103,689

Securities Lending Reinvestments (c)—8.3%

Certificates of Deposit—4.5%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	1,500,000	1,499,693
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	3,000,000	3,002,539
Barclays New York 0.894%, 02/10/17 (d)	4,000,000	4,001,294
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,100,000	1,100,025
0.950%, 02/02/17	1,000,000	1,000,138

Certificates of Deposit—(Continued)
Cooperative Rabobank UA New York 1.278%, 10/13/17 (d)	2,500,000	2,500,562
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (d)	5,000,000	5,003,945
Credit Industriel et Commercial 1.245%, 04/05/17 (d)	2,000,000	2,001,080
Credit Suisse AG New York 1.335%, 04/03/17 (d)	2,500,000	2,500,547
1.364%, 04/11/17 (d)	3,000,000	3,000,654
1.364%, 05/12/17 (d)	3,000,000	3,000,312
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	1,000,000	1,000,007
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	2,300,000	2,299,597
DZ Bank London 0.990%, 03/01/17	2,500,000	2,500,525
ING Bank NV 1.265%, 04/18/17 (d)	5,300,000	5,309,716
KBC Bank NV 1.000%, 01/04/17	1,000,000	1,000,000
1.050%, 01/17/17	3,400,000	3,400,408
KBC Brussells 1.050%, 01/27/17	2,000,000	2,000,380
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,197,246	1,199,484
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (d)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	4,000,000	3,999,616
1.395%, 04/11/17 (d)	3,500,000	3,501,053
1.436%, 04/18/17 (d)	2,300,000	2,300,722
National Australia Bank London 1.034%, 05/02/17 (d)	3,500,000	3,503,304
1.182%, 11/09/17 (d)	4,800,000	4,788,096
Natixis New York 0.900%, 02/17/17	4,000,000	4,000,512
1.262%, 04/07/17 (d)	1,500,000	1,500,602
Rabobank London 1.281%, 10/13/17 (d)	2,500,000	2,505,996
Royal Bank of Canada New York 1.145%, 04/04/17 (d)	1,500,000	1,499,615
1.281%, 10/13/17 (d)	1,000,000	1,000,775
Sumitomo Bank New York 1.215%, 05/05/17 (d)	1,500,000	1,502,499
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (d)	1,500,000	1,500,765
1.395%, 04/12/17 (d)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	3,000,000	3,000,354
1.364%, 04/10/17 (d)	3,000,000	3,001,161
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	5,000,000	5,000,870
UBS, Stamford 1.084%, 05/12/17 (d)	2,300,000	2,299,825

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	2,300,000	$2,300,644
1.264%, 10/26/17 (d)	2,200,000	2,201,503

		105,733,150

Commercial Paper—1.8%
ABN AMRO Funding USA 0.910%, 01/11/17	2,294,768	2,299,285
Atlantic Asset Securitization LLC 0.990%, 01/12/17	997,525	999,676
Commonwealth Bank Australia 1.236%, 10/23/17 (d)	4,000,000	4,002,248
Den Norske ASA 1.206%, 04/27/17 (d)	2,300,000	2,300,122
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	4,100,000	4,100,025
HSBC plc 1.216%, 04/25/17 (d)	5,600,000	5,599,759
Kells Funding LLC 1.040%, 01/19/17	697,533	699,725
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
0.950%, 01/03/17	1,995,356	1,999,786
1.160%, 03/20/17	2,991,203	2,992,514
Ridgefield Funding Co. LLC 1.000%, 01/03/17	748,125	749,957
Sheffield Receivables Co. 1.050%, 01/06/17	1,495,888	1,499,805
Starbird Funding Corp. 0.930%, 02/10/17	5,984,500	5,994,245
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	1,495,450	1,499,329
Westpac Banking Corp. 1.232%, 10/20/17 (d)	3,700,000	3,706,461

		43,440,727

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $13,967,944 on 01/03/17, collateralized by $27,958,952 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $14,246,595.	13,967,246	13,967,246
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $5,000,528 on 01/03/17, collateralized by $5,104,500 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $5,100,028.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $10,752,895 on 01/03/17, collateralized by various Common Stock with a value of $11,949,216.	10,750,000	10,750,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,514,677 on 03/03/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,718,956 on 04/03/17, collateralized by various Common Stock with a value of $4,070,000.	3,700,000	3,700,000

		36,917,246

Time Deposits—0.4%
OP Corporate Bank plc 1.010%, 01/04/17	1,900,000	1,900,000
1.200%, 01/23/17	4,300,000	4,300,000
Shinkin Central Bank 1.200%, 01/27/17	700,000	700,000
1.220%, 01/26/17	3,000,000	3,000,000

		9,900,000

Total Securities Lending Reinvestments (Cost $195,949,927)		195,991,123

Total Investments—108.4% (Cost $2,297,431,573) (e)		2,545,934,035
Other assets and liabilities (net)—(8.4)%		(197,630,760)

Net Assets—100.0%		$2,348,303,275

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $190,341,159 and the collateral received consisted of cash in the amount of $195,905,352. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,302,674,333. The aggregate unrealized appreciation and depreciation of investments were $333,180,688 and $(89,920,986), respectively, resulting in net unrealized appreciation of $243,259,702 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	03/17/17	76	USD	8,558,277	$(60,717)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,328,839,223	$—	$—	$2,328,839,223
Total Short-Term Investment*	—	21,103,689	—	21,103,689
Total Securities Lending Reinvestments*	—	195,991,123	—	195,991,123
Total Investments	$2,328,839,223	$217,094,812	$—	$2,545,934,035

Collateral for Securities Loaned (Liability)	$—	$(195,905,352)	$—	$(195,905,352)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(60,717)	$—	$—	$(60,717)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,545,934,035
Cash collateral for futures contracts	397,100
Receivable for:
Investments sold	14,157,643
Fund shares sold	12,773
Dividends and interest	3,387,288
Prepaid expenses	6,625

Total Assets	2,563,895,464

Liabilities
Collateral for securities loaned	195,905,352
Payables for:
Investments purchased	16,543,573
Fund shares redeemed	1,704,061
Variation margin on futures contracts	33,820
Accrued Expenses:
Management fees	977,187
Distribution and service fees	35,859
Deferred trustees’ fees	101,823
Other expenses	290,514

Total Liabilities	215,592,189

Net Assets	$2,348,303,275

Net Assets Consist of:
Paid in surplus	$1,989,030,239
Undistributed net investment income	26,667,316
Accumulated net realized gain	84,163,610
Unrealized appreciation on investments, futures contracts and foreign currency transactions	248,442,110

Net Assets	$2,348,303,275

Net Assets
Class A	$2,151,886,643
Class B	122,983,007
Class E	73,433,625
Capital Shares Outstanding*
Class A	156,287,748
Class B	9,101,884
Class E	5,374,854
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.77
Class B	13.51
Class E	13.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,297,431,573.
(b)	Includes securities loaned at value of $190,341,159.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$37,833,002
Interest	8,159
Securities lending income	1,336,650
Other income (b)	145,565

Total investment income	39,323,376
Expenses
Management fees	12,755,311
Administration fees	73,012
Custodian and accounting fees	115,591
Distribution and service fees—Class B	308,559
Distribution and service fees—Class E	111,372
Audit and tax services	42,041
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	185,303
Insurance	15,675
Miscellaneous	26,322

Total expenses	13,714,546
Less management fee waiver	(1,714,326)
Less broker commission recapture	(39,564)

Net expenses	11,960,656

Net Investment Income	27,362,720

Net Realized and Unrealized Gain
Net realized gain on:
Investments	90,018,730
Futures contracts	2,318,619
Foreign currency transactions	2,745

Net realized gain	92,340,094

Net change in unrealized appreciation (depreciation) on:
Investments	68,930,689
Futures contracts	(147,829)
Foreign currency transactions	331

Net change in unrealized appreciation	68,783,191

Net realized and unrealized gain	161,123,285

Net Increase in Net Assets from Operations	$188,486,005

(a)	Net of foreign withholding taxes of $69,350.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,362,720	$28,607,943
Net realized gain	92,340,094	159,418,606
Net change in unrealized appreciation (depreciation)	68,783,191	(76,622,641)

Increase in net assets from operations	188,486,005	111,403,908

From Distributions to Shareholders
Net investment income
Class A	(51,100,364)	(20,411,301)
Class B	(2,720,768)	(982,346)
Class E	(1,692,433)	(669,098)
Net realized capital gains
Class A	(138,998,948)	(153,228,496)
Class B	(8,322,875)	(9,879,068)
Class E	(4,949,969)	(6,044,559)

Total distributions	(207,785,357)	(191,214,868)

Increase (decrease) in net assets from capital share transactions	126,083,894	(115,421,801)

Total increase (decrease) in net assets	106,784,542	(195,232,761)

Net Assets
Beginning of period	2,241,518,733	2,436,751,494

End of period	$2,348,303,275	$2,241,518,733

Undistributed net investment income
End of period	$26,667,316	$56,177,433

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	8,134,998	$113,241,932	526,389	$7,514,108
Reinvestments	14,898,065	190,099,312	12,306,151	173,639,797
Redemptions	(12,494,585)	(168,841,752)	(19,490,744)	(282,033,428)

Net increase (decrease)	10,538,478	$134,499,492	(6,658,204)	$(100,879,523)

Class B
Sales	435,277	$5,702,285	826,315	$11,641,543
Reinvestments	880,673	11,043,643	782,523	10,861,414
Redemptions	(1,554,665)	(20,610,567)	(2,018,345)	(28,517,973)

Net decrease	(238,715)	$(3,864,639)	(409,507)	$(6,015,016)

Class E
Sales	92,180	$1,216,483	183,488	$2,619,900
Reinvestments	524,262	6,642,402	478,863	6,713,657
Redemptions	(927,981)	(12,409,844)	(1,243,097)	(17,860,819)

Net decrease	(311,539)	$(4,550,959)	(580,746)	$(8,527,262)

Increase (decrease) derived from capital shares transactions		$126,083,894		$(115,421,801)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.96	$14.49	$12.86	$9.71	$8.65

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.18	0.16	0.11	0.14
Net realized and unrealized gain on investments	0.91	0.50	1.59	3.20	1.03

Total from investment operations	1.08	0.68	1.75	3.31	1.17

Less Distributions
Distributions from net investment income	(0.34)	(0.14)	(0.12)	(0.16)	(0.11)
Distributions from net realized capital gains	(0.93)	(1.07)	0.00	0.00	0.00

Total distributions	(1.27)	(1.21)	(0.12)	(0.16)	(0.11)

Net Asset Value, End of Period	$13.77	$13.96	$14.49	$12.86	$9.71

Total Return (%) (b)	8.50	4.59	13.78	34.49	13.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.60	0.62	0.64
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.51	0.53	0.60	0.63
Ratio of net investment income to average net assets (%)	1.23	1.23	1.16	1.03	1.54
Portfolio turnover rate (%)	62	63	136	42	103
Net assets, end of period (in millions)	$2,151.9	$2,034.6	$2,207.6	$1,061.3	$873.0

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.72	$14.25	$12.66	$9.56	$8.52

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.14	0.12	0.09	0.12
Net realized and unrealized gain on investments	0.90	0.51	1.57	3.14	1.01

Total from investment operations	1.03	0.65	1.69	3.23	1.13

Less Distributions
Distributions from net investment income	(0.31)	(0.11)	(0.10)	(0.13)	(0.09)
Distributions from net realized capital gains	(0.93)	(1.07)	0.00	0.00	0.00

Total distributions	(1.24)	(1.18)	(0.10)	(0.13)	(0.09)

Net Asset Value, End of Period	$13.51	$13.72	$14.25	$12.66	$9.56

Total Return (%) (b)	8.19	4.41	13.41	34.17	13.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.85	0.87	0.89
Net ratio of expenses to average net assets (%) (c) (d)	0.76	0.76	0.78	0.85	0.88
Ratio of net investment income to average net assets (%)	0.97	0.98	0.87	0.78	1.29
Portfolio turnover rate (%)	62	63	136	42	103
Net assets, end of period (in millions)	$123.0	$128.1	$139.0	$132.0	$108.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.86	$14.39	$12.77	$9.65	$8.59

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.15	0.13	0.10	0.13
Net realized and unrealized gain on investments	0.91	0.51	1.60	3.16	1.03

Total from investment operations	1.05	0.66	1.73	3.26	1.16

Less Distributions
Distributions from net investment income	(0.32)	(0.12)	(0.11)	(0.14)	(0.10)
Distributions from net realized capital gains	(0.93)	(1.07)	0.00	0.00	0.00

Total distributions	(1.25)	(1.19)	(0.11)	(0.14)	(0.10)

Net Asset Value, End of Period	$13.66	$13.86	$14.39	$12.77	$9.65

Total Return (%) (b)	8.30	4.45	13.62	34.17	13.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.75	0.77	0.79
Net ratio of expenses to average net assets (%) (c) (d)	0.66	0.66	0.68	0.75	0.78
Ratio of net investment income to average net assets (%)	1.07	1.07	0.97	0.88	1.39
Portfolio turnover rate (%)	62	63	136	42	103
Net assets, end of period (in millions)	$73.4	$78.8	$90.2	$94.3	$81.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on average net assets was 0.03%, 0.03% and 0.04% for the years ended December 31, 2016, 2015 and 2014, respectively (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MIST-15

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-16

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $21,103,689. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,917,246. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-17

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$60,717

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,318,619

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(147,829)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,460

‡	Averages are based on activity levels during the year.

MIST-18

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,394,850,792	$0	$1,413,557,930

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$12,755,311	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MIST-19

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	$2 billion to $21.250 billion
0.010%	Over $21.250 billion

An identical agreement was in place for the period December 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 amounted to $975,714 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $738,612 was waived in the aggregate for the year ended December 31, 2016 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-20

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$67,917,269	$22,062,745	$139,868,088	$169,152,123	$207,785,357	$191,214,868

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$51,255,930	$64,858,863	$243,260,065	$—	$359,374,858

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-21

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Wellington Large Cap Research Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-22

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-23

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-25

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-26

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-27

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year period, outperformed its benchmark for the three-year period, and performed equally to its benchmark for the five-year period ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-28

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-29

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-30

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-31

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-32

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class A and B share of the MetLife Asset Allocation 100 Portfolio returned 9.19% and 8.98%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 10.98%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 100 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios.

Over the twelve month period, the Portfolio underperformed the Dow Jones Aggressive Index. While expenses, weak security selection within the underlying domestic equity portfolios, and an underweight to small cap weighed on relative performance, strong security selection within the international equity portfolios and an overweight to natural resources offset some of the negative impact.

Contribution from the domestic equity portfolios to relative performance was negative as performance was weighed down by poor stock selection in most of the underlying portfolios. The BlackRock Large Cap Value Portfolio was able to outperform its benchmark, primarily as a result of an overweight to and selection within Financials, as well as strong stock selection in Energy and Healthcare. The Met/Artisan Mid Cap Value Portfolio also managed to outperform its benchmark. Contribution to relative performance came primarily from underweights to Real Estate, Health Care, Utilities, and Consumer Staples, as well as strong stock selection within the Energy sector. All domestic large cap growth portfolios underperformed their respective benchmarks significantly. While the specifics varied, poor stock selection within Healthcare was a strong headwind across all portfolios as the sector was heavily influenced by comments from politicians on both sides of the aisle regarding product pricing and the general structure of healthcare services in the U.S. Another headwind across the board was within Technology, where high growth names were

MIST-1

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

punished severely in the first six months of the year and didn’t recover enough during the latter six months of the year to make it back to positive territory. The Morgan Stanley Mid Cap Growth Portfolio significantly underperformed its benchmark. The main contributor to the poor performance was stock selection within the Financials, Healthcare, and Technology sectors. Within the small cap space, only the Invesco Small Cap Growth Portfolio was able to beat its benchmark. While the Portfolio’s asset allocation was a drag on relative performance, strong security selection within Healthcare and Energy more than outweighed the negative impact.

The international equity portfolios overall provided favorable relative returns. The Van Eck Global Natural Resources Portfolio delivered the biggest absolute return and the biggest relative outperformance of all the funds in the Asset Allocation 80 Portfolio as commodity prices rebounded strongly over the year. The portfolio’s relative outperformance was driven by overweight to and strong selection within Diversified Metals & Mining, Oil & Gas Drilling, and Copper. The Harris Oakmark International Portfolio was another strong performer for the year, mostly as a result strong stock selection within the Basic Materials sector and an overweight to, and strong selection, within the Industrials sector. At the other end of the spectrum was the Met/Artisan International Portfolio, which significantly underperformed its benchmark as a result of poor stock selection.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 100 Portfolio
Class A	9.19	11.41	4.42
Class B	8.98	11.15	4.17
Dow Jones Aggressive Index	10.98	11.33	5.67

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
ClearBridge Aggressive Growth Portfolio (Class A)	6.3
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.0
Jennison Growth Portfolio (Class A)	5.9
Met/Wellington Core Equity Opportunities Portfolio (Class A)	5.5
MFS Value Portfolio (Class A)	5.4
Invesco Comstock Portfolio (Class A)	5.2
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
Harris Oakmark International Portfolio (Class A)	4.9
Met/Dimensional International Small Company Portfolio (Class A)	4.4
Van Eck Global Natural Resources Portfolio (Class A)	4.0

MIST-3

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.76%	$1,000.00	$1,077.90	$3.97
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class B(a)	Actual	1.01%	$1,000.00	$1,076.30	$5.27
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,414,631	$54,471,185
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,904,377	63,282,436
BlackRock Large Cap Value Portfolio (Class A) (a)	6,451,242	58,254,712
Clarion Global Real Estate Portfolio (Class A) (b)	3,922,842	45,661,880
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,492,361	101,605,446
Frontier Mid Cap Growth Portfolio (Class A) (a)	776,068	24,376,286
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,429,777	16,571,116
Harris Oakmark International Portfolio (Class A) (b)	5,967,352	78,649,694
Invesco Comstock Portfolio (Class A) (b)	5,724,552	83,921,925
Invesco Mid Cap Value Portfolio (Class A) (b)	432,689	8,329,258
Invesco Small Cap Growth Portfolio (Class A) (b)	2,512,652	34,523,840
Jennison Growth Portfolio (Class A) (a)	7,253,898	96,114,146
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,704,096	30,861,176
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,385,532	29,485,170
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,895,298	52,998,727
Met/Artisan International Portfolio (Class A) (b)	6,406,492	55,480,219
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	107,987	24,975,136
Met/Dimensional International Small Company Portfolio (Class A) (a)	5,716,613	71,857,825
Met/Wellington Core Equity Opportunities Portfolio (Class A) (a)	3,103,591	88,793,738
Met/Wellington Large Cap Research Portfolio (Class A) (b)	4,533,112	62,420,959
MetLife Small Cap Value Portfolio (Class A) (b)	1,925,971	30,699,979
MFS Research International Portfolio (Class A) (b)	4,681,650	47,518,751
MFS Value Portfolio (Class A) (a)	5,670,638	86,817,475

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	1,036,398	14,944,864
Neuberger Berman Genesis Portfolio (Class A) (a)	939,773	20,092,347
Oppenheimer Global Equity Portfolio (Class A) (b)	2,106,360	40,610,628
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,792,081	96,704,185
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,449,280	82,810,159
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,358,666	24,459,368
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,156,012	24,750,218
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,003,845	65,201,755

Total Mutual Funds (Cost $1,582,109,043)		1,617,244,603

Total Investments—100.0% (Cost $1,582,109,043) (d)		1,617,244,603
Other assets and liabilities (net)—0.0%		(514,802)

Net Assets—100.0%		$1,616,729,801

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,597,219,574. The aggregate unrealized appreciation and depreciation of investments were $83,612,859 and $(63,587,830), respectively, resulting in net unrealized appreciation of $20,025,029 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,617,244,603	$—	$—	$1,617,244,603
Total Investments	$1,617,244,603	$—	$—	$1,617,244,603

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Affiliated investments at value (a)	$1,617,244,603
Receivable for:
Investments sold	156,170
Fund shares sold	273,837

Total Assets	1,617,674,610
Liabilities
Payables for:
Investments purchased	31,152
Fund shares redeemed	398,854
Accrued Expenses:
Management fees	100,852
Distribution and service fees	219,731
Deferred trustees’ fees	144,136
Other expenses	50,084

Total Liabilities	944,809

Net Assets	$1,616,729,801

Net Assets Consist of:
Paid in surplus	$1,480,187,110
Undistributed net investment income	22,397,477
Accumulated net realized gain	79,009,654
Unrealized appreciation on affiliated investments	35,135,560

Net Assets	$1,616,729,801

Net Assets
Class A	$590,163,053
Class B	1,026,566,748
Capital Shares Outstanding*
Class A	50,789,461
Class B	88,742,640
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.62
Class B	11.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,582,109,043.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Affiliated Underlying Portfolios	$21,524,641
Interest	865
Other income (a)	50,691

Total investment income	21,576,197
Expenses
Management fees	1,167,321
Administration fees	22,191
Custodian and accounting fees	27,464
Distribution and service fees—Class B	2,532,896
Audit and tax services	31,147
Legal	36,132
Trustees’ fees and expenses	45,228
Miscellaneous	7,975

Total expenses	3,870,354

Net Investment Income	17,705,843

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	361
Affiliated investments	6,917,799
Capital gain distributions from affiliated investments	101,768,776

Net realized gain	108,686,936

Net change in unrealized appreciation on affiliated investments	10,145,464

Net realized and unrealized gain	118,832,400

Net Increase in Net Assets From Operations	$136,538,243

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,705,843	$19,475,289
Net realized gain	108,686,936	232,025,431
Net change in unrealized appreciation (depreciation)	10,145,464	(279,236,778)

Increase (decrease) in net assets from operations	136,538,243	(27,736,058)

From Distributions to Shareholders
Net investment income
Class A	(14,478,952)	(9,604,709)
Class B	(22,948,336)	(14,648,605)
Net realized capital gains
Class A	(73,422,589)	(46,539,182)
Class B	(130,917,070)	(85,330,126)

Total distributions	(241,766,947)	(156,122,622)

Increase in net assets from capital share transactions	88,991,092	16,170,832

Total decrease in net assets	(16,237,612)	(167,687,848)

Net Assets
Beginning of period	1,632,967,413	1,800,655,261

End of period	$1,616,729,801	$1,632,967,413

Undistributed net investment income
End of period	$22,397,477	$37,088,387

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,129,361	$13,170,070	1,073,682	$14,644,049
Reinvestments	8,222,782	87,901,541	4,143,461	56,143,891
Redemptions	(4,720,918)	(55,181,088)	(4,069,296)	(55,433,590)

Net increase	4,631,225	$45,890,523	1,147,847	$15,354,350

Class B
Sales	2,740,682	$31,887,354	3,406,502	$45,889,129
Reinvestments	14,433,903	153,865,406	7,400,350	99,978,731
Redemptions	(12,245,821)	(142,652,191)	(10,641,920)	(145,051,378)

Net increase	4,928,764	$43,100,569	164,932	$816,482

Increase derived from capital shares transactions		$88,991,092		$16,170,832

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.60	$14.03	$13.46	$10.48	$9.03

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.17	0.12	0.02	0.09
Net realized and unrealized gain (loss) on investments	0.83	(0.31)	0.58	3.07	1.44

Total from investment operations	0.98	(0.14)	0.70	3.09	1.53

Less Distributions
Distributions from net investment income	(0.32)	(0.22)	(0.13)	(0.11)	(0.08)
Distributions from net realized capital gains	(1.64)	(1.07)	0.00	0.00	0.00

Total distributions	(1.96)	(1.29)	(0.13)	(0.11)	(0.08)

Net Asset Value, End of Period	$11.62	$12.60	$14.03	$13.46	$10.48

Total Return (%) (b)	9.19	(1.67)	5.24	29.77	17.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.08	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	1.27	1.27	0.85	0.15	0.89
Portfolio turnover rate (%)	11	11	17	13	13
Net assets, end of period (in millions)	$590.2	$581.6	$631.6	$646.3	$68.5

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.54	$13.98	$13.40	$10.43	$8.99

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.08	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.84	(0.33)	0.60	2.93	1.43

Total from investment operations	0.96	(0.19)	0.68	3.06	1.50

Less Distributions
Distributions from net investment income	(0.29)	(0.18)	(0.10)	(0.09)	(0.06)
Distributions from net realized capital gains	(1.64)	(1.07)	0.00	0.00	0.00

Total distributions	(1.93)	(1.25)	(0.10)	(0.09)	(0.06)

Net Asset Value, End of Period	$11.57	$12.54	$13.98	$13.40	$10.43

Total Return (%) (b)	8.98	(2.01)	5.09	29.51	16.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	1.03	1.01	0.60	1.07	0.67
Portfolio turnover rate (%)	11	11	17	13	13
Net assets, end of period (in millions)	$1,026.6	$1,051.4	$1,169.0	$1,222.3	$997.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-10

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$173,523,393	$0	$206,800,010

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$1,167,321	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

MIST-11

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Baillie Gifford International Stock	5,942,375	117,438	(645,182)	5,414,631
BlackRock Capital Appreciation	1,828,461	225,470	(149,554)	1,904,377
BlackRock Large Cap Value	6,805,257	664,322	(1,018,337)	6,451,242
Clarion Global Real Estate	4,254,058	153,852	(485,068)	3,922,842
ClearBridge Aggressive Growth	6,456,153	340,171	(303,963)	6,492,361
Frontier Mid Cap Growth	728,016	93,445	(45,393)	776,068
Goldman Sachs Mid Cap Value	2,177,805	134,258	(882,286)	1,429,777
Harris Oakmark International	5,374,204	989,357	(396,209)	5,967,352
Invesco Comstock	5,908,886	691,784	(876,118)	5,724,552
Invesco Mid Cap Value	891,024	39,597	(497,932)	432,689
Invesco Small Cap Growth	2,689,238	483,763	(660,349)	2,512,652
Jennison Growth	6,559,400	1,170,923	(476,425)	7,253,898
JPMorgan Small Cap Value	1,938,805	169,777	(404,486)	1,704,096
Loomis Sayles Small Cap Growth	2,235,311	314,768	(164,547)	2,385,532
Met/Aberdeen Emerging Markets Equity	6,583,815	225,015	(913,532)	5,895,298
Met/Artisan International	5,911,290	561,501	(66,299)	6,406,492
Met/Artisan Mid Cap Value	150,355	13,997	(56,365)	107,987
Met/Dimensional International Small Company	5,827,733	524,593	(635,713)	5,716,613
Met/Wellington Core Equity Opportunities	2,946,245	398,260	(240,914)	3,103,591
Met/Wellington Large Cap Research	4,185,161	618,687	(270,736)	4,533,112
MetLife Small Cap Value	2,325,486	87,453	(486,968)	1,925,971

MIST-12

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
MFS Research International	4,650,804	124,399	(93,553)	4,681,650
MFS Value	5,506,602	752,535	(588,499)	5,670,638
Morgan Stanley Mid Cap Growth	1,048,910	49,033	(61,545)	1,036,398
Neuberger Berman Genesis	1,454,818	4,830	(519,875)	939,773
Oppenheimer Global Equity	1,615,805	534,039	(43,484)	2,106,360
T. Rowe Price Large Cap Growth	4,431,292	705,888	(345,099)	4,792,081
T. Rowe Price Large Cap Value	2,449,821	386,479	(387,020)	2,449,280
T. Rowe Price Mid Cap Growth	2,199,526	352,601	(193,461)	2,358,666
T. Rowe Price Small Cap Growth	1,126,967	160,954	(131,909)	1,156,012
Van Eck Global Natural Resources	7,007,541	1,411,450	(2,415,146)	6,003,845

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Baillie Gifford International Stock	$285,099	$—	$915,539	$54,471,185
BlackRock Capital Appreciation	682,849	5,751,292	—	63,282,436
BlackRock Large Cap Value	(493,737)	4,306,005	942,136	58,254,712
Clarion Global Real Estate	221,508	—	1,100,241	45,661,880
ClearBridge Aggressive Growth	2,074,016	—	663,246	101,605,446
Frontier Mid Cap Growth	34,434	2,762,954	—	24,376,286
Goldman Sachs Mid Cap Value	(3,546,660)	1,230,669	178,981	16,571,116
Harris Oakmark International	100,185	4,828,558	1,723,285	78,649,694
Invesco Comstock	3,216,420	6,246,873	2,268,992	83,921,925
Invesco Mid Cap Value	(410,124)	357,570	66,914	8,329,258
Invesco Small Cap Growth	727,841	5,979,060	—	34,523,840
Jennison Growth	581,164	12,492,908	282,289	96,114,146
JPMorgan Small Cap Value	210,596	1,947,391	541,540	30,861,176
Loomis Sayles Small Cap Growth	150,548	3,147,240	—	29,485,170
Met/Aberdeen Emerging Markets Equity	(1,569,214)	—	691,836	52,998,727
Met/Artisan International	(74,315)	—	542,356	55,480,219
Met/Artisan Mid Cap Value	4,755,541	2,612,891	262,211	24,975,136
Met/Dimensional International Small Company	(1,169,916)	4,472,417	1,548,560	71,857,825
Met/Wellington Core Equity Opportunities	(56,854)	3,801,867	1,392,068	88,793,738
Met/Wellington Large Cap Research	85,896	3,948,217	1,451,488	62,420,959
MetLife Small Cap Value	213,356	770,295	378,835	30,699,979
MFS Research International	183,792	—	1,068,739	47,518,751
MFS Value	3,150,253	7,499,501	1,880,098	86,817,475
Morgan Stanley Mid Cap Growth	159,026	—	—	14,944,864
Neuberger Berman Genesis	3,699,113	—	91,236	20,092,347
Oppenheimer Global Equity	(39,180)	1,938,294	465,512	40,610,628
T. Rowe Price Large Cap Growth	925,063	11,937,978	57,330	96,704,185
T. Rowe Price Large Cap Value	5,993,257	9,224,291	2,420,335	82,810,159
T. Rowe Price Mid Cap Growth	43,404	3,473,115	—	24,459,368
T. Rowe Price Small Cap Growth	229,979	3,039,390	63,816	24,750,218
Van Eck Global Natural Resources	(13,445,541)	—	527,058	65,201,755

	$6,917,799	$101,768,776	$21,524,641	$1,617,244,603

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-13

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$38,049,137	$24,253,314	$203,717,810	$131,869,308	$241,766,947	$156,122,622

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$22,541,612	$94,120,185	$20,025,029	$—	$136,686,826

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-14

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 100 Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 100 Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 100 Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-15

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-16

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-17

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-18

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.
The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MIST-19

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MIST-20

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 100 Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also noted that the Portfolio underperformed its other benchmark, the Dow Jones Aggressive Index, for the one- and three-year periods ended October 31, 2016, and outperformed its other benchmark for the five-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MIST-21

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-22

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-23

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-24

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the MetLife Balanced Plus Portfolio returned 8.36%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

While global recession fears gripped markets early in the year, sentiment started to improve sharply on the back of dovish central banks and a turn higher in oil prices. However, towards the end of the period, Brexit uncertainty coupled with tepid U.S. economic data, including lackluster first quarter gross domestic product and a weak May jobs report, kept the U.S. Federal Reserve (the “Fed”) on hold and pushed interest rate hike expectations further out into the future.

In the first quarter, a quicker-than-expected yuan depreciation resurrected concerns over Chinese policy trajectory and global growth. Additionally, oil markets began the New Year by plunging to levels not seen since 2003, due in part to supply dynamics. However, towards the latter half of the first quarter, Brent crude oil’s trajectory reversed dramatically, rallying significantly. In addition, clarity from the Public Bank of China about currency policy alongside dovish comments and actions from other central banks including the Fed and European Central Bank (the “ECB”) helped stabilize markets. In the eurozone, anemic inflation and tighter global financial conditions spurred the ECB’s decision to provide additional easing measures, with a focus on credit expansion.

For much of the second quarter prior to Brexit, markets were relatively subdued as oil prices moved higher and China’s growth appeared to be stable, even as central banks paused from adding more support. However, the surprising outcome of the U.K.’s “Brexit” referendum caused volatility to rise in June as sovereign yields reached record lows and risk assets sold-off. The British public voted to end the 40+ year relationship with the European Union, resulting in a sharp sell-off in risk assets as markets scrambled to price-in the unanticipated outcome. While moves on the day were significant, many were not as outsized when compared to levels earlier in the year (and even earlier in June). Sovereign yields plunged to record new lows, but many markets outside U.K.-linked ones recovered at least some of their initial declines.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction, and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger dollar and heightened election uncertainty, mixed with increasing rates, weighed on risk sentiment toward the end of the November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off, and inflation expectations lurched higher. The potential for growth-enhancing policies—including infrastructure spending, tax reform and deregulation—along with solid economic data helped solidify the Fed’s widely expected hike in December; this hawkish tilt shifted its infamous “dots” higher for 2017—even with the widely expected rate hike—and contributed to front-end U.S. rates moving higher and the dollar strengthening.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio was composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying Portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of MetLife Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the overlay sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Base Sleeve Portfolio returned 6.47% over the twelve month period, as all asset classes in the Base Sleeve delivered positive results, with natural resources and small cap the largest contributors. On a relative basis, the outperformance was attributable to strong security selection within the underlying non-U.S. equity portfolios, as well as overall favorable strategic asset allocation for the Base Sleeve as a whole.

The fixed income portfolios in aggregate were a detractor from the Base Sleeve’s relative performance. At the individual fund level, the Western Asset Management Strategic Bond Opportunity Portfolio outperformed its benchmark by a wide margin. The portfolio benefitted greatly from an overweight to high yield and emerging market debt as well as better yield curve positioning. Another strong performer was the Met/Franklin Low Duration Total Return Portfolio which benefitted from exposures to corporate loans, high yield corporate credit, non-agency Residential Mortgage-Backed Securities, Treasury Inflation-Protected Securities (“TIPS”) and Commercial Mortgage-Backed Securities. The PIMCO Inflation Protected Bond Portfolio also outperformed its benchmark, primarily as a result of being favorably positioned for a higher than expected inflation rate as inflation expectations rose, and as a result of exposure to U.K. real rates as rates fell across the curve post-Brexit. Despite outperforming its benchmark by almost 15% during the last 6 months of the year, the Met/Templeton International Bond Portfolio ended up slightly underperforming its benchmark for the year. The biggest impact on relative performance was the portfolios very defensive exposure to interest rates which was a large detractor from performance during the

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

first half of the year as rates fell, but an almost equally large contributor to performance during the second half of the year as rates rose.

The underlying domestic equity portfolios were a slight detractor from relative performance for the period, as the positive stock selections within the majority of the value-oriented portfolios were weighed down by poor stock selection within the majority of the growth oriented portfolios. The Met/Artisan Mid Cap Value Portfolio managed to outperform its benchmark. Contribution to relative performance came primarily from underweights to Real Estate, Health Care, Utilities and Consumer Staples, as well as strong stock selection within the Energy sector. All domestic large cap growth portfolios underperformed their respective benchmarks significantly. While the specifics varied, poor stock selection within Health Care was a strong headwind across all portfolios, as the sector was heavily influenced by comments from politicians on both sides of the aisle regarding product pricing and the general structure of healthcare services in the U.S. Another headwind across the board was within Technology, where high growth names were punished severely in the first six months of the year, and didn’t recover enough during the latter six months of the year to make it back to positive territory. The Morgan Stanley Mid Cap Growth Portfolio significantly underperformed its benchmark. The main contributor to the poor performance was stock selection within Financials, Healthcare, and Technology.

The international equity portfolios overall provided favorable relative returns. The Van Eck Global Natural Resources Portfolio delivered the biggest absolute return and the biggest relative outperformance of all the funds in the Base Sleeve, as commodity prices rebounded strongly over the year. The portfolio’s relative outperformance was driven by overweight to, and strong selection within, Diversified Metals & Mining, Oil & Gas drilling, and Copper. The Harris Oakmark International Portfolio was another strong performer for the year, mostly as a result of strong stock selection within the Basic Materials sector, and an overweight to, and strong selection within, the Industrials sector. At the other end of the spectrum was the Met/Artisan International Portfolio which significantly underperformed its benchmark as a result of poor stock selection.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

Markets in 2016 were peppered by blips of volatility induced by brief periods of uncertainty and unexpected political global outcomes; however, on the whole, global markets as well as the global economy were relatively resilient. Similarly, the Portfolio experienced several bouts of de-risking scenarios throughout the year as volatility, measured by the CBOE Volatility Index (“VIX”), heightened during those periods. Specifically, the Portfolio de-risked at the onset of the New Year stemming from China’s yuan devaluation and the selloff in crude oil, which soured market sentiment and heightened volatility. In addition, the Portfolio de-risked leading up to the Brexit vote and the presidential election. However, for the majority of the period, the Portfolio maintained its risk-on posture with a max overweight to equities. Dynamic equity positioning, in particular a maximum overweight to equity, obtained via equity futures contracts, in the MetLife Balanced Plus PIMCO-managed sleeve contributed significantly to performance and was the primary contributor to relative results as equities ended the period higher.

On the fixed income collateral front, the Portfolio outperformed its benchmark. Positions in Canadian Sovereign bonds added to returns as yields rallied. Within U.S. interest rate strategies, a duration concentration to the 10 – 20 year portion of the yield curve was negative for relative performance as U.S. rates sold off. Through the use of currency forwards, the Portfolio was positioned long U.S. dollar versus the yen. This was negative for performance, as those currencies appreciated over the period. Conversely, spread sectors, specifically an allocation to financial corporate credit, Agency debentures, non-Agency mortgage backed securities, U.S. dollar denominated emerging market debt, and TIPS, were additive as spreads narrowed and breakeven levels rose.

In regards to Portfolio positioning, equity exposure in the Overlay Sleeve ended the period with a max overweight exposure to equities as volatility subsided. The Collateral Portfolio ended the period neutral to slightly overweight duration relative to the blended benchmark. The Portfolio held positions in TIPS, Corporate, Agency, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

David Braun

Graham Rennison

Portfolio Managers

Pacific Investment Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	8.36	8.07	6.07
Dow Jones Moderate Index	7.67	7.37	5.43

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.8
PIMCO Total Return Portfolio (Class A)	5.4
TCW Core Fixed Income Portfolio (Class A)	5.3
JPMorgan Core Bond Portfolio (Class A)	4.9
Harris Oakmark International Portfolio (Class A)	3.7
Western Asset Management U.S. Government Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Met/Templeton International Bond Portfolio( Class A)	2.5
Met/Franklin Low Duration Total Return Portfolio (Class A)	2.5
Baillie Gifford International Stock Portfolio (Class A)	2.5

Top Sectors

% of Net Assets
Mutual Funds	70.1
U.S. Treasury & Government Agencies	25.5
Corporate Bonds & Notes	4.0
Foreign Government	0.2
Mortgage-Backed Securities	0.2
Municipals	0.1
Asset-Backed Securities	0.1

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)(b)	Actual	0.90%	$1,000.00	$1,020.90	$4.57
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—70.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—70.1%
Baillie Gifford International Stock Portfolio (Class A) (a)	26,945,209	$271,068,802
BlackRock Bond Income Portfolio (Class A) (a)	7,029,522	745,059,078
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,635,850	54,359,302
BlackRock High Yield Portfolio (Class A) (b)	14,682,432	112,761,079
Clarion Global Real Estate Portfolio (Class A) (b)	8,345,475	97,141,328
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,530,379	55,250,427
Frontier Mid Cap Growth Portfolio (Class A) (a)	5,299,269	166,450,053
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	15,019,038	174,070,655
Harris Oakmark International Portfolio (Class A) (b)	30,671,370	404,248,658
Invesco Comstock Portfolio (Class A) (b)	4,073,421	59,716,352
Invesco Small Cap Growth Portfolio (Class A) (b)	6,268,455	86,128,572
Jennison Growth Portfolio (Class A) (a)	4,957,942	65,692,729
JPMorgan Core Bond Portfolio (Class A) (b)	52,129,231	532,760,740
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,178,280	93,778,658
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	16,660,921	149,781,682
Met/Artisan International Portfolio (Class A) (b)	24,067,614	208,425,534
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	763,329	176,542,621
Met/Dimensional International Small Company Portfolio (Class A) (a)	12,329,655	154,983,760
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,124,965	166,893,392
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	28,658,788	275,697,543
Met/Templeton International Bond Portfolio (Class A) (b)	27,486,939	275,968,871
Met/Wellington Core Equity Opportunities Portfolio (Class A) (a)	1,951,652	55,836,758
Met/Wellington Large Cap Research Portfolio (Class A) (b)	4,114,115	56,651,368
MetLife Small Cap Value Portfolio (Class A) (b)	7,735,762	123,308,050
MFS Research International Portfolio (Class A) (b)	26,544,336	269,425,008
MFS Value Portfolio (Class A) (a)	3,760,348	57,570,930
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,616,820	52,154,537
Neuberger Berman Genesis Portfolio (Class A) (a)	3,879,127	82,935,738
Oppenheimer Global Equity Portfolio (Class A) (b)	5,759,588	111,044,864
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	22,088,035	215,800,105

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio (Class A) (b)	52,166,323	590,522,781
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,715,229	57,991,893
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	8,647,334	89,672,851
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	5,386,394	115,322,687
TCW Core Fixed Income Portfolio (Class A) (b)	57,915,629	584,947,857
Van Eck Global Natural Resources Portfolio (Class A) (a)	14,795,610	160,680,321
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	27,052,405	362,231,703
Western Asset Management U.S. Government Portfolio (Class A) (a)	31,758,102	372,840,123

Total Mutual Funds (Cost $7,885,260,405)		7,685,717,410

U.S. Treasury & Government Agencies—25.5%

Agency Sponsored Mortgage - Backed—0.1%
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,697,864
3.180%, 07/01/35	2,878,519	2,819,506

		5,517,370

Federal Agencies—1.5%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	10,500,000	10,672,274
6.250%, 07/15/32	30,000,000	41,284,200
Federal National Mortgage Association 2.625%, 09/06/24	36,000,000	36,348,480
6.625%, 11/15/30	19,200,000	26,708,851
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/19	24,600,000	23,588,546
Zero Coupon, 07/15/20	18,900,000	17,702,137
Zero Coupon, 04/15/30	19,500,000	12,628,590

		168,933,078

U.S. Treasury—23.9%
U.S. Treasury Bonds 2.250%, 08/15/46 (d)	30,000,000	25,224,600
2.500%, 02/15/46 (d)	87,700,000	77,929,694
2.500%, 05/15/46 (d)	21,000,000	18,662,112
2.750%, 08/15/42	29,400,000	27,774,974
2.750%, 11/15/42	196,000,000	185,120,432
2.875%, 05/15/43	126,000,000	121,703,148
2.875%, 08/15/45	51,300,000	49,366,247
2.875%, 11/15/46 (d)	74,100,000	71,541,253
3.000%, 05/15/42	3,000,000	2,974,923
3.000%, 11/15/44	96,000,000	94,833,792
3.125%, 02/15/42	93,900,000	95,282,865
3.125%, 02/15/43	89,700,000	90,887,807

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 3.125%, 08/15/44	13,100,000	$13,258,628
3.375%, 05/15/44	99,895,000	105,931,655
3.625%, 08/15/43	25,200,000	27,945,414
4.250%, 11/15/40	177,700,000	215,738,817
4.375%, 05/15/40	31,300,000	38,671,400
4.375%, 05/15/41	51,000,000	63,102,555
4.625%, 02/15/40	113,700,000	145,305,075
6.250%, 05/15/30	100,000	141,473
8.000%, 11/15/21 (e)	57,700,000	73,901,064
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (d) (f)	3,695,364	3,477,120
2.000%, 01/15/26 (f)	4,627,906	5,213,632
3.625%, 04/15/28 (d) (f)	5,977,960	7,860,551
U.S. Treasury Notes 1.125%, 02/28/21	125,000,000	121,626,000
1.250%, 03/31/21 (e)	116,600,000	113,908,172
1.375%, 09/30/20 (e)	70,000,000	69,207,040
1.500%, 03/31/23	85,000,000	81,673,015
1.625%, 10/31/23	100,000,000	96,207,000
1.625%, 05/15/26 (d)	150,000,000	139,875,000
2.000%, 05/31/21	137,500,000	138,343,288
2.000%, 11/15/26 (d)	93,500,000	89,960,838
2.125%, 12/31/21	111,000,000	111,949,605
2.125%, 11/30/23 (d)	100,000,000	99,335,900

		2,623,935,089

Total U.S. Treasury & Government Agencies (Cost $2,858,075,088)		2,798,385,537

Corporate Bonds & Notes—4.0%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,411,215
Reynolds American, Inc. 2.300%, 06/12/18	1,200,000	1,207,607

		7,618,822

Auto Manufacturers—0.2%
BMW U.S. Capital LLC 1.274%, 06/02/17 (g)	9,000,000	9,003,960
Ford Motor Credit Co. LLC 1.863%, 06/15/18 (g)	10,000,000	10,024,110

		19,028,070

Banks—2.5%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	5,000,695
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	10,200,000	10,221,114
Bank of America Corp. 6.875%, 04/25/18	5,900,000	6,271,169
6.875%, 11/15/18	600,000	652,400

Banks—(Continued)
Bank of America N.A. 1.372%, 02/14/17 (g)	10,000,000	10,004,770
Bank of New York Mellon Corp. (The) 4.950%, 06/20/20 (g)	6,800,000	6,834,000
BNP Paribas S.A. 1.341%, 05/07/17 (g)	15,000,000	15,010,755
Cooperatieve Rabobank UA 3.375%, 05/21/25	5,000,000	5,073,165
Credit Agricole S.A. 1.514%, 06/02/17 (144A) (g)	10,000,000	10,013,010
Credit Suisse AG 1.375%, 05/26/17	10,000,000	10,002,320
2.300%, 05/28/19	10,700,000	10,726,183
Goldman Sachs Group, Inc. (The) 1.567%, 06/04/17 (g)	8,000,000	8,012,752
2.163%, 09/15/20 (g)	18,800,000	18,975,253
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,212,595
HSBC USA, Inc. 1.512%, 11/13/19 (g)	20,000,000	19,934,360
JPMorgan Chase & Co. 1.426%, 02/15/17 (g)	18,100,000	18,111,403
1.432%, 04/25/18 (g)	20,000,000	20,056,360
1.837%, 01/23/20 (g)	20,000,000	20,220,360
6.125%, 04/30/24 (g)	3,000,000	3,015,000
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A)	5,200,000	5,145,598
PNC Bank N.A. 1.351%, 06/01/18 (g)	15,000,000	15,021,825
2.250%, 07/02/19	8,000,000	8,053,456
Wells Fargo & Co. 5.900%, 06/15/24 (g)	8,600,000	8,643,000
Wells Fargo Bank N.A. 1.223%, 06/15/17 (g)	21,000,000	21,003,843
Westpac Banking Corp. 1.360%, 05/25/18 (g)	15,000,000	15,009,795

		274,225,181

Biotechnology—0.0%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,267,597

Diversified Financial Services—0.3%
American Express Credit Corp. 1.296%, 09/22/17 (g)	2,500,000	2,501,458
1.543%, 03/18/19 (g)	5,000,000	5,009,540
Charles Schwab Corp. (The) 1.500%, 03/10/18	10,000,000	10,002,360
LeasePlan Corp. NV 3.000%, 10/23/17 (144A)	5,100,000	5,136,577
Navient Corp. 4.625%, 09/25/17	1,400,000	1,422,750
8.450%, 06/15/18	5,840,000	6,292,600

		30,365,285

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.2%
Duke Energy Corp. 1.378%, 04/03/17 (g)	4,000,000	$4,003,008
Electricite de France S.A. 1.341%, 01/20/17 (144A) (g)	10,000,000	10,000,810
2.150%, 01/22/19 (144A)	6,200,000	6,213,851
Ohio Power Co. 5.375%, 10/01/21	949,000	1,060,164

		21,277,833

Insurance—0.1%
MassMutual Global Funding 2.500%, 10/17/22 (144A)	4,000,000	3,927,872
New York Life Global Funding 1.125%, 03/01/17 (144A)	6,000,000	5,999,598

		9,927,470

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 1.210%, 05/25/18 (144A) (g) (h)	15,000,000	15,007,005

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,754,484
Statoil ASA 2.450%, 01/17/23	5,400,000	5,271,102

		10,025,586

Pharmaceuticals—0.1%
Actavis Funding SCS 3.000%, 03/12/20	5,000,000	5,069,315
Baxalta, Inc. 1.776%, 06/22/18 (g)	8,500,000	8,502,099

		13,571,414

Semiconductors—0.1%
QUALCOMM, Inc. 1.181%, 05/18/18 (g)	10,000,000	9,992,310

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,108,405

Telecommunications—0.2%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,834,742
Verizon Communications, Inc. 1.351%, 06/09/17 (g)	15,000,000	15,017,400

		17,852,142

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,261,000	3,156,169

Total Corporate Bonds & Notes (Cost $440,833,111)		439,423,289

Foreign Government—0.2%
Security Description	Principal Amount*	Value

Sovereign—0.2%
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,700,154
Korea Housing Finance Corp. 2.000%, 10/11/21 (144A)	17,500,000	16,753,485

Total Foreign Government (Cost $24,148,023)		23,453,639

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,409,420
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	94,155	96,887

Total Mortgage-Backed Securities (Cost $20,694,937)		20,506,307

Municipals—0.1%
Los Angeles Community College District, Build America Bonds 6.750%, 08/01/49	2,500,000	3,599,350
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	1,866,033
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,524,140

Total Municipals (Cost $14,139,296)		13,989,523

Asset-Backed Security—0.1%

Asset-Backed - Credit Card—0.1%
Chase Issuance Trust 1.024%, 02/18/20 (g) (Cost $13,000,000)	13,000,000	13,016,118

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $4,004,185 on 01/03/17, collateralized by $4,035,000 U.S. Treasury Note at 2.125% due 09/30/21 with a value of $4,084,598.	4,004,172	4,004,172

Total Short-Term Investments (Cost $4,004,172)		4,004,172

Total Investments—100.3% (Cost $11,260,155,032) (i)		10,998,495,995
Other assets and liabilities (net)— (0.3)%		(33,355,242)

Net Assets—100.0%		$10,965,140,753

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2016

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $190,592,464.
(f)	Principal amount of security is adjusted for inflation.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $15,007,005, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(i)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $11,306,602,397. The aggregate unrealized appreciation and depreciation of investments were $172,079,590 and $(480,185,992), respectively, resulting in net unrealized depreciation of $(308,106,402) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $118,680,406, which is 1.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Siemens Financieringsmaatschappij NV, 1.210%, 05/25/18	05/18/15	$15,000,000	$15,000,000	$15,007,005

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
JPY	20,900,000	UBS AG, Stamford	01/06/17	$183,107	$4,268

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	03/17/17	38,952	USD	4,366,347,503	$(11,124,383)

(JPY)—	Japanese Yen
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,685,717,410	$—	$—	$7,685,717,410
Total U.S. Treasury & Government Agencies*	—	2,798,385,537	—	2,798,385,537
Total Corporate Bonds & Notes*	—	439,423,289	—	439,423,289
Total Foreign Government*	—	23,453,639	—	23,453,639
Total Mortgage-Backed Securities*	—	20,506,307	—	20,506,307
Total Municipals	—	13,989,523	—	13,989,523
Total Asset-Backed Security*	—	13,016,118	—	13,016,118
Total Short-Term Investment*	—	4,004,172	—	4,004,172
Total Investments	$7,685,717,410	$3,312,778,585	$—	$10,998,495,995

Secured Borrowings (Liability)	$—	$(31,434,727)	$—	$(31,434,727)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,268	$—	$4,268
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(11,124,383)	$—	$—	$(11,124,383)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$3,312,778,585
Affiliated investments at value (b)	7,685,717,410
Cash denominated in foreign currencies (c)	380,883
Cash collateral for futures contracts	304,000
Unrealized appreciation on forward foreign currency exchange contracts	4,268
Receivable for:
Investments sold	465,228
Fund shares sold	366,135
Interest	18,321,330
Prepaid expenses	9,622

Total Assets	11,018,347,461
Liabilities
Secured borrowings	31,429,804
Payables for:
Fund shares redeemed	831,363
Deferred dollar roll income	4,923
Variation margin on futures contracts	16,114,804
Accrued Expenses:
Management fees	2,160,045
Distribution and service fees	2,313,322
Deferred trustees’ fees	84,827
Other expenses	267,620

Total Liabilities	53,206,708

Net Assets	$10,965,140,753

Net Assets Consist of:
Paid in surplus	$10,507,040,811
Undistributed net investment income	183,140,256
Accumulated net realized gain	547,749,023
Unrealized depreciation on investments, affiliated investments, futures contracts and foreign currency transactions	(272,789,337)

Net Assets	$10,965,140,753

Net Assets
Class B	$10,965,140,753
Capital Shares Outstanding*
Class B	1,018,938,370
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,374,894,627.
(b)	Identified cost of affiliated investments was $7,885,260,405.
(c)	Identified cost of cash denominated in foreign currencies was $391,068.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from affiliated investments	$142,702,758
Interest	72,739,398
Other income (a)	10,296

Total investment income	215,452,452
Expenses
Management fees	26,069,138
Administration fees	122,112
Custodian and accounting fees	181,274
Distribution and service fees—Class B	26,861,184
Audit and tax services	41,719
Legal	35,794
Trustees’ fees and expenses	45,228
Shareholder reporting	67,909
Insurance	22,378
Miscellaneous	38,419

Total expenses	53,485,155
Less management fee waiver	(450,913)

Net expenses	53,034,242

Net Investment Income	162,418,210

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	47,865,110
Affiliated investments	(23,507,203)
Futures contracts	415,827,692
Swap contracts	2,480
Foreign currency transactions	(3,855,099)
Capital gain distributions from affiliated investments	171,850,115

Net realized gain	608,183,095

Net change in unrealized appreciation (depreciation) on:
Investments	(74,724,287)
Affiliated investments	169,624,502
Futures contracts	(10,717,704)
Foreign currency transactions	312,980

Net change in unrealized appreciation	84,495,491

Net realized and unrealized gain	692,678,586

Net Increase in Net Assets from Operations	$855,096,796

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$162,418,210	$238,455,679
Net realized gain	608,183,095	247,137,878
Net change in unrealized appreciation (depreciation)	84,495,491	(928,652,686)

Increase (decrease) in net assets from operations	855,096,796	(443,059,129)

From Distributions to Shareholders
Net investment income
Class B	(307,728,453)	(231,684,633)
Net realized capital gains
Class B	(119,120,691)	(652,149,336)

Total distributions	(426,849,144)	(883,833,969)

Increase in net assets from capital share transactions	66,763,527	666,167,700

Total increase (decrease) in net assets	495,011,179	(660,725,398)

Net Assets
Beginning of period	10,470,129,574	11,130,854,972

End of period	$10,965,140,753	$10,470,129,574

Undistributed net investment income
End of period	$183,140,256	$307,235,076

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	27,316,478	$290,455,751	39,551,121	$444,760,269
Reinvestments	41,043,187	426,849,144	81,309,473	883,833,969
Redemptions	(61,625,508)	(650,541,368)	(60,384,942)	(662,426,538)

Net increase	6,734,157	$66,763,527	60,475,652	$666,167,700

Increase derived from capital shares transactions		$66,763,527		$666,167,700

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.34	$11.70	$11.83	$10.68	$9.46

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.24	0.18	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.69	(0.68)	0.87	1.33	1.06

Total from investment operations	0.85	(0.44)	1.05	1.52	1.22

Less Distributions
Distributions from net investment income	(0.31)	(0.24)	(0.22)	(0.14)	(0.00	)(b)
Distributions from net realized capital gains	(0.12)	(0.68)	(0.96)	(0.23)	0.00

Total distributions	(0.43)	(0.92)	(1.18)	(0.37)	(0.00)

Net Asset Value, End of Period	$10.76	$10.34	$11.70	$11.83	$10.68

Total Return (%) (c)	8.36	(4.09)	9.65	14.36	13.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.50	0.49	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (d)(e)	0.49	0.49	0.50	0.50	0.51
Ratio of net investment income to average net assets (%) (f)	1.51	2.16	1.60	1.70	1.55
Portfolio turnover rate (%)	17	20	13	13	13
Net assets, end of period (in millions)	$10,965.1	$10,470.1	$11,130.9	$9,709.0	$6,459.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain (loss) adjustments, treasury roll adjustments, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $4,004,172, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2016, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the year ended December 31, 2016, the Portfolio had an outstanding secured borrowing transaction balance for 78 days. For the year ended December 31, 2016, the Portfolio’s average amount of borrowings was $46,518,600 and the weighted average interest rate was (0.37)% during the 78 day period.

At December 31, 2016, the amount of the Portfolio’s outstanding borrowings was $31,429,804. The Master Securities Forward Transaction Agreement (“MSFTA”) is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2016:

Counterparty	Payable for Secured Borrowings	Financial Instruments available for offset (a)	Collateral Pledged (b)	Collateral Received (b)	Net Amount (c)
Barclays Bank plc	$(31,429,804)	$31,462,240	$—	$—	$32,436

(a)	Represents market value of borrowings as of December 31, 2016.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction..
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(31,429,804)	$—	$—	$(31,429,804)
Total Borrowings	$—	$(31,429,804)	$—	$—	$(31,429,804)
Gross amount of recognized liabilities for secured borrowing transactions					$(31,429,804)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity			Unrealized depreciation on futures contracts (a) (b)	$11,124,383
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$4,268

Total		$4,268		$11,124,383

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
UBS AG, Stamford	$4,268	$—	$—	$4,268

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,543,784)	$(4,543,784)
Futures contracts	6,009,080	409,818,612	—	415,827,692
Swap contracts	2,480	—	—	2,480

	$6,011,560	$409,818,612	$(4,543,784)	$411,286,388

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$276,518	$276,518
Futures contracts	153,430	(10,871,134)	—	(10,717,704)

	$153,430	$(10,871,134)	$276,518	$(10,441,186)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$52,842,675
Futures contracts long	26,149,896
Swap contracts	34,800,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

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Notes to Financial Statements—December 31, 2016—(Continued)

traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,715,216,330	$702,428,388	$1,194,641,641	$563,895,138

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

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Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2016	% per annum	Average Daily Net Assets of the Overlay Portion
$21,973,726	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by MetLife Advisers) for the year ended December 31, 2016	% per annum	Average Daily Net Assets of the Base Portion
$4,095,412	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Baillie Gifford International Stock	26,489,149	1,281,303	(825,243)	26,945,209
BlackRock Bond Income	6,549,571	847,645	(367,694)	7,029,522
BlackRock Capital Appreciation	1,450,557	187,953	(2,660)	1,635,850
BlackRock High Yield	14,340,521	1,037,013	(695,102)	14,682,432
Clarion Global Real Estate	8,178,660	408,504	(241,689)	8,345,475
ClearBridge Aggressive Growth	3,394,384	151,689	(15,694)	3,530,379
Frontier Mid Cap Growth	4,622,217	705,432	(28,380)	5,299,269
Goldman Sachs Mid Cap Value	13,637,426	1,962,811	(581,199)	15,019,038
Harris Oakmark International	26,392,233	5,932,118	(1,652,981)	30,671,370
Invesco Comstock	3,723,100	545,153	(194,832)	4,073,421
Invesco Small Cap Growth	5,159,368	1,344,876	(235,789)	6,268,455
Jennison Growth	4,150,944	813,933	(6,935)	4,957,942
JPMorgan Core Bond	51,991,162	3,218,199	(3,080,130)	52,129,231
JPMorgan Small Cap Value	5,078,251	643,292	(543,263)	5,178,280
Met/Aberdeen Emerging Markets Equity	16,848,573	1,827,771	(2,015,423)	16,660,921
Met/Artisan International	21,751,883	2,322,028	(6,297)	24,067,614
Met/Artisan Mid Cap Value	706,760	125,844	(69,275)	763,329
Met/Dimensional International Small Company	11,584,196	1,120,456	(374,997)	12,329,655
Met/Eaton Vance Floating Rate	16,111,023	749,793	(735,851)	16,124,965
Met/Franklin Low Duration Total Return	38,890,033	1,073,430	(11,304,675)	28,658,788
Met/Templeton International Bond	26,559,153	1,471,867	(544,081)	27,486,939
Met/Wellington Core Equity Opportunities	1,874,932	119,252	(42,532)	1,951,652
Met/Wellington Large Cap Research	3,800,467	387,114	(73,466)	4,114,115
MetLife Small Cap Value	8,133,674	597,475	(995,387)	7,735,762
MFS Research International	24,685,856	1,858,480	—	26,544,336
MFS Value	3,496,746	439,643	(176,041)	3,760,348
Morgan Stanley Mid Cap Growth	3,397,804	231,482	(12,466)	3,616,820
Neuberger Berman Genesis	4,011,693	67,345	(199,911)	3,879,127
Oppenheimer Global Equity	5,083,429	702,797	(26,638)	5,759,588
PIMCO Inflation Protected Bond	22,720,175	274,995	(907,135)	22,088,035
PIMCO Total Return	51,961,033	2,808,821	(2,603,531)	52,166,323
T. Rowe Price Large Cap Value	1,555,670	265,128	(105,569)	1,715,229
T. Rowe Price Mid Cap Growth	7,477,942	1,281,412	(112,020)	8,647,334
T. Rowe Price Small Cap Growth	4,775,129	786,623	(175,358)	5,386,394
TCW Core Fixed Income	53,512,158	7,209,833	(2,806,362)	57,915,629
Van Eck Global Natural Resources	16,465,895	3,557,807	(5,228,092)	14,795,610
Western Asset Management Strategic Bond Opportunities	27,800,820	455,243	(1,203,658)	27,052,405
Western Asset Management U.S. Government	31,464,501	2,036,234	(1,742,633)	31,758,102

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Baillie Gifford International Stock	$1,553,381	$—	$4,354,488	$271,068,802
BlackRock Bond Income	(1,397,061)	—	23,040,413	745,059,078
BlackRock Capital Appreciation	23,966	4,684,551	—	54,359,302
BlackRock High Yield	(520,112)	—	7,369,547	112,761,079
Clarion Global Real Estate	436,329	—	2,270,586	97,141,328
ClearBridge Aggressive Growth	128,616	—	346,740	55,250,427
Frontier Mid Cap Growth	2,758	18,458,505	—	166,450,053
Goldman Sachs Mid Cap Value	(617,643)	12,592,104	1,831,320	174,070,655
Harris Oakmark International	1,514,873	24,020,486	8,572,779	404,248,658
Invesco Comstock	994,480	4,157,120	1,509,952	59,716,352

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Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Invesco Small Cap Growth	$(336,352)	$14,464,459	$—	$86,128,572
Jennison Growth	6,001	8,100,106	183,029	65,692,729
JPMorgan Core Bond	(584,909)	—	15,880,461	532,760,740
JPMorgan Small Cap Value	1,056,342	5,617,586	1,562,164	93,778,658
Met/Aberdeen Emerging Markets Equity	(2,281,163)	—	1,916,667	149,781,682
Met/Artisan International	(7,368)	—	1,916,324	208,425,534
Met/Artisan Mid Cap Value	3,458,053	18,143,807	1,820,782	176,542,621
Met/Dimensional International Small Company	(394,431)	9,500,200	3,289,415	154,983,760
Met/Eaton Vance Floating Rate	(268,260)	—	6,678,183	166,893,392
Met/Franklin Low Duration Total Return	(2,501,111)	—	8,860,851	275,697,543
Met/Templeton International Bond	(1,305,893)	663,116	—	275,968,871
Met/Wellington Core Equity Opportunities	(466,477)	2,400,074	878,794	55,836,758
Met/Wellington Large Cap Research	48,029	3,550,744	1,305,365	56,651,368
MetLife Small Cap Value	(574,187)	3,002,575	1,476,677	123,308,050
MFS Research International	—	—	5,846,255	269,425,008
MFS Value	474,285	4,951,063	1,241,213	57,570,930
Morgan Stanley Mid Cap Growth	7,254	—	—	52,154,537
Neuberger Berman Genesis	1,804,905	—	364,342	82,935,738
Oppenheimer Global Equity	(17,360)	5,101,685	1,225,250	111,044,864
PIMCO Inflation Protected Bond	(1,762,073)	—	—	215,800,105
PIMCO Total Return	(2,804,316)	—	16,113,848	590,522,781
T. Rowe Price Large Cap Value	566,303	6,316,684	1,657,416	57,991,893
T. Rowe Price Mid Cap Growth	(75,840)	12,521,818	—	89,672,851
T. Rowe Price Small Cap Growth	850,290	13,603,432	285,624	115,322,687
TCW Core Fixed Income	103,790	—	4,585,116	584,947,857
Van Eck Global Natural Resources	(20,897,022)	—	1,256,017	160,680,321
Western Asset Management Strategic Bond Opportunities	124,659	—	5,547,384	362,231,703
Western Asset Management U.S. Government	150,061	—	9,515,756	372,840,123

	$(23,507,203)	$171,850,115	$142,702,758	$7,685,717,410

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$307,728,453	$395,675,402	$119,120,691	$488,158,567	$426,849,144	$883,833,969

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$357,291,624	$409,014,657	$(308,121,511)	$—	$458,184,770

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

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Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-23

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Plus Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent, custodian, and brokers, when replies were not received from brokers; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Plus Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-24

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-25

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-26

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-27

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-28

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-29

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also took into account that the Portfolio underperformed its other benchmark, the Balanced Plus Narrow Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the medians of the Expense Group and the Expense Universe and below the median of the Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board also took into account that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size.

MIST-30

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-31

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-32

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-33

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-34

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 month period ended December 31, 2016, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 4.36%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

We began 2016 with U.S. equities falling as weakness in the Chinese stock market prompted fear of a global slowdown and pushed oil and commodity prices lower. Stimulus from the Bank of Japan (BoJ), support of the Chinese stock market from the Chinese central bank (PBOC) and announcement of agreements from oil producing nations to hold production levels constant helped bring back stability and equity strength. In June, the rally was interrupted by the surprise result in the U.K. referendum election to exit the European Union. Initially, equities dropped with the MSCI EAFE Index, an index of global developed markets, falling over 10% in 2 days. The drop, however, was short lived as the promise of further support from central banks restored confidence and equities began to rally once again. The year ended strongly for equities, especially in the U.S., with Donald Trump winning the U.S. Presidential election and the market anticipating pro-growth policies and fiscal stimulus from the new administration.

Interest rates fell in the first half of the year with the 10-Year U.S. Treasury hitting record low yields in June. Rates began to back up in the third quarter and rose rapidly after the election. The U.S. Federal Reserve raised its key interest rate by 25 basis points in December, signaling their confidence in an improving U.S. economy and lifting U.S. Treasury yields further to close the year slightly higher than they began.

The U.S. equity market was led by small capitalization stocks, as represented by the Russell 2000 Index, which outperformed large and mid capitalization stocks, as represented by the S&P 500 Index and S&P 400 Index, respectively. Equities from developed international markets, represented by the MSCI EAFE Index, did not perform as well as U.S. equities and finished the year slightly down. U.S. fixed income asset returns, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, ended the year slightly positive as large gains in the beginning of the year were mostly offset by price declines from the rate rally in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment, (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Metropolitan Series Fund index portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of MetLife Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives (used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure); interest rate derivatives (used to increase duration exposure); and cash and money market instruments (which served as the collateral for derivative instruments).

The Portfolio utilized a quantitative model to rebalance the Portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. The Portfolio started the year underweight equity relative to the Dow Jones Moderate Index benchmark, as realized equity volatility had increased at the end of 2015. During the first quarter, volatility subsided and the Portfolio moved to maximum equity allocation in April. Increased equity volatility after the U.K. referendum in late June caused the Portfolio to de-risk again, bringing the equity allocation to 46%. In August, volatility had subsided and the Portfolio moved back to equity overweight, ending the year at the maximum allocation.

The Portfolio was hurt by the Overlay Sleeve’s volatility management process this year, as increased volatility caused the Portfolio to be underweight equity during the equity rally in January and July. An overweight to equity during the equity rally in November and December helped the Portfolio performance, but not enough to offset earlier losses. Fixed income and interest rates had a marginally positive impact to the Portfolio returns as interest rates ended the period slightly higher, but more than offset by the positive impact from lower credit spreads and the coupon interest received.

Derivatives were a significant component of the Portfolio, which used both equity futures and interest rate swaps to manage total market exposures. During the period, equity futures were used to increase equity allocations and the long exposure from the equity derivatives during a period of broadly rising equity markets added to overall Portfolio performance. The Portfolio used S&P 500 e-mini and S&P 400 e-mini contracts from the Chicago Mercantile Exchange and the Russell 2000 mini and mini MSCI EAFE contracts from the Intercontinental Exchange. The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. During the period, both the equity futures and the interest rate swaps facilitated the total Portfolio return by providing cost-effective and liquid access to the desired market exposures.

As of December 31, 2016, the Portfolio was allocated 71% to equity and 39% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 37% in U.S. large cap as represented by the S&P 500 Index, 10% in U.S. mid cap as represented by the S&P 400 Index, 4% in U.S. small cap as represented by the Russell 2000 Index, and 21% in foreign equity as represented by the MSCI EAFE Index. The fixed income exposure

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

was invested in an index portfolio that tracks the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	4.36	6.37
Dow Jones Moderate Index	7.67	6.69

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	39.4
MetLife Stock Index Portfolio (Class A)	18.5
MSCI EAFE Index Portfolio (Class A)	10.6
MetLife Mid Cap Stock Index Portfolio (Class A)	4.8
Russell 2000 Index Portfolio (Class A)	1.8

Top Sectors

% of Net Assets
Mutual Funds	75.2
Cash and Cash Equivalents	24.8

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.64%	$1,000.00	$1,010.10	$3.23
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—75.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.2%
MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio) (Class A) (a)	65,214,856	$708,885,483
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,614,630	87,170,355
MetLife Stock Index Portfolio (Class A) (a)	7,230,266	332,809,159
MSCI EAFE Index Portfolio (Class A) (a)	15,984,973	191,340,131
Russell 2000 Index Portfolio (Class A) (a)	1,634,097	33,041,449

Total Mutual Funds (Cost $1,342,392,330)		1,353,246,577

Short-Term Investments—24.8%

Discount Notes—13.6%
Fannie Mae 0.493%, 03/01/17 (b)	2,500,000	2,497,943
Federal Home Loan Bank 0.318%, 01/11/17 (b) (c)	22,000,000	21,998,152
0.326%, 01/06/17 (b)	6,000,000	5,999,808
0.357%, 01/13/17 (b) (c)	39,000,000	38,995,866
0.375%, 01/09/17 (b)	23,000,000	22,998,551
0.462%, 03/31/17 (b)	7,000,000	6,991,201
0.474%, 01/25/17 (b)	4,000,000	3,999,072
0.482%, 04/19/17 (b)	5,000,000	4,991,905
0.487%, 02/08/17 (b)	3,000,000	2,998,500
0.497%, 02/01/17 (b)	3,000,000	2,998,791
0.497%, 02/15/17 (b)	45,000,000	44,973,135
0.497%, 02/22/17 (b)	3,000,000	2,997,918
0.499%, 04/12/17 (b)	11,000,000	10,983,357
0.532%, 03/08/17 (b)	28,000,000	27,974,128
Freddie Mac 0.355%, 01/09/17 (b)	8,000,000	7,999,496
0.386%, 02/23/17 (b)	26,000,000	25,981,592
0.467%, 02/21/17 (b)	10,000,000	9,993,190

		245,372,605

U.S. Treasury—11.0%
U.S. Treasury Bills 0.315%, 01/19/17 (b)	14,000,000	13,997,424
0.317%, 01/12/17 (b)	11,000,000	10,998,900
0.331%, 01/05/17 (b)	16,000,000	15,999,680
0.361%, 02/02/17 (b)	29,000,000	28,989,792
0.375%, 03/16/17 (b) (d)	37,000,000	36,963,000
0.438%, 02/16/17 (b)	23,000,000	22,987,626
0.457%, 04/06/17 (b)	17,000,000	16,976,863
0.459%, 03/09/17 (b)	8,200,000	8,192,899
0.465%, 02/23/17 (b)	6,000,000	5,995,998
0.467%, 04/20/17 (b)	30,000,000	29,951,730
0.586%, 05/04/17 (b)	7,500,000	7,485,127

		198,539,039

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $3,749,772 on 01/03/17, collateralized by $3,675,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/20 with a value of $3,828,181.	3,749,759	3,749,759

Total Short-Term Investments (Cost $447,680,059)		447,661,403

Total Investments—100.0% (Cost $1,790,072,389) (e)		1,800,907,980
Other assets and liabilities (net)—0.0%		(45,074)

Net Assets—100.0%		$1,800,862,906

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $29,116,024.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $28,052,454.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,790,248,271. The aggregate unrealized appreciation and depreciation of investments were $34,575,407 and $(23,915,698), respectively, resulting in net unrealized appreciation of $10,659,709 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	03/17/17	2,205	USD	185,897,001	$(1,162,101)
Russell 2000 Mini Index Futures	03/17/17	490	USD	33,969,867	(725,817)
S&P 500 E-Mini Index Futures	03/17/17	3,011	USD	339,441,743	(2,781,833)
S&P Midcap 400 E-Mini Index Futures	03/17/17	527	USD	89,113,798	(1,679,228)

Net Unrealized Depreciation					$(6,348,979)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.340%	10/07/26	USD	82,000,000	$(7,536,653)
Pay	3M LIBOR	1.470%	11/03/26	USD	80,000,000	(5,973,324)
Pay	3M LIBOR	1.560%	12/12/26	USD	81,000,000	(5,937,653)
Pay	3M LIBOR	1.640%	01/11/27	USD	81,000,000	(5,437,050)
Pay	3M LIBOR	2.130%	02/16/27	USD	81,000,000	(2,071,536)
Pay	3M LIBOR	2.310%	03/08/27	USD	81,000,000	(764,252)

Net Unrealized Depreciation						$(27,720,468)

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,353,246,577	$—	$—	$1,353,246,577
Short-Term Investments
Discount Notes	—	245,372,605	—	245,372,605
U.S. Treasury	—	198,539,039	—	198,539,039
Repurchase Agreement	—	3,749,759	—	3,749,759
Total Short-Term Investments	—	447,661,403	—	447,661,403
Total Investments	$1,353,246,577	$447,661,403	$—	$1,800,907,980

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(6,348,979)	$—	$—	$(6,348,979)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(27,720,468)	$—	$(27,720,468)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$447,661,403
Affiliated investments at value (b)	1,353,246,577
Receivable for:
Fund shares sold	424,595
Variation margin on centrally cleared swap contracts	2,006,061
Prepaid expenses	1,266

Total Assets	1,803,339,902
Liabilities
Payables for:
Investments purchased	185,391
Fund shares redeemed	239,203
Variation margin on futures contracts	1,258,850
Accrued Expenses:
Management fees	256,431
Distribution and service fees	380,854
Deferred trustees’ fees	72,332
Other expenses	83,935

Total Liabilities	2,476,996

Net Assets	$1,800,862,906

Net Assets Consist of:
Paid in surplus	$1,739,564,723
Undistributed net investment income	27,694,585
Accumulated net realized gain	56,837,454
Unrealized depreciation on investments, affiliated investments, futures contracts and swap contracts	(23,233,856)

Net Assets	$1,800,862,906

Net Assets
Class B	$1,800,862,906
Capital Shares Outstanding*
Class B	150,386,303
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $447,680,059.
(b)	Identified cost of affiliated investments was $1,342,392,330.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from affiliated investments	$31,188,947
Interest	1,456,343
Other income (a)	8,841

Total investment income	32,654,131
Expenses
Management fees	2,854,711
Administration fees	30,190
Custodian and accounting fees	53,500
Distribution and service fees—Class B	4,221,807
Audit and tax services	35,902
Legal	35,866
Trustees’ fees and expenses	45,228
Shareholder reporting	12,970
Insurance	2,427
Miscellaneous	9,229

Total expenses	7,301,830

Net Investment Income	25,352,301

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	694
Affiliated investments	3,391,160
Futures contracts	21,703,840
Swap contracts	26,807,798
Capital gain distributions from Affiliated Underlying Portfolios	21,582,697

Net realized gain	73,486,189

Net change in unrealized appreciation (depreciation) on:
Investments	(18,656)
Affiliated investments	21,783,991
Futures contracts	(14,211,911)
Swap contracts	(30,566,133)

Net change in unrealized depreciation	(23,012,709)

Net realized and unrealized gain	50,473,480

Net Increase in Net Assets From Operations	$75,825,781

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,352,301	$17,504,686
Net realized gain (loss)	73,486,189	(4,662,328)
Net change in unrealized depreciation	(23,012,709)	(39,825,732)

Increase (decrease) in net assets from operations	75,825,781	(26,983,374)

From Distributions to Shareholders
Net investment income
Class B	(22,095,549)	(14,600,851)
Net realized capital gains
Class B	0	(32,350,906)

Total distributions	(22,095,549)	(46,951,757)

Increase in net assets from capital share transactions	291,970,232	575,764,203

Total increase in net assets	345,700,464	501,829,072

Net Assets
Beginning of period	1,455,162,442	953,333,370

End of period	$1,800,862,906	$1,455,162,442

Undistributed net investment income
End of period	$27,694,585	$21,866,874

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	31,098,722	$363,158,593	46,267,060	$562,358,851
Reinvestments	1,878,873	22,095,549	3,873,907	46,951,757
Redemptions	(7,857,256)	(93,283,910)	(2,771,820)	(33,546,405)

Net increase	25,120,339	$291,970,232	47,369,147	$575,764,203

Increase derived from capital shares transactions		$291,970,232		$575,764,203

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.62	$12.24	$11.24	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.18	0.18	0.14	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	0.32	(0.31)	0.90	1.26	0.17

Total from investment operations	0.50	(0.13)	1.04	1.32	0.16

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	0.00	(0.03)	0.00
Distributions from net realized capital gains	0.00	(0.34)	(0.04)	(0.21)	0.00

Total distributions	(0.15)	(0.49)	(0.04)	(0.24)	0.00

Net Asset Value, End of Period	$11.97	$11.62	$12.24	$11.24	$10.16

Total Return (%) (c)	4.36	(1.21)	9.26	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.43	0.44	0.47	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e)	0.43	0.44	0.47 (g)	0.54 (g)	0.60	(f)(g)
Ratio of net investment income (loss) to average net assets (%) (h)	1.50	1.44	1.21	0.50	(0.57	) (f)
Portfolio turnover rate (%)	4	0 (i)	1	0 (i)	0	(d)(j)
Net assets, end of period (in millions)	$1,800.9	$1,455.2	$953.3	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	Rounds to less than 1%.
(j)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $3,749,759, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$27,720,468
Equity	Unrealized depreciation on futures contracts (a) (c)	6,348,979

		$34,069,447

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$21,703,840	$21,703,840
Swap contracts	26,807,798	—	26,807,798

	$26,807,798	$21,703,840	$48,511,638

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(14,211,911)	$(14,211,911)
Swap contracts	(30,566,133)	—	(30,566,133)

	$(30,566,133)	$(14,211,911)	$(44,778,044)

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$268,117
Swap contracts	466,250,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$283,029,551	$0	$47,927,139

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by MIA) for the year ended December 31, 2016	% per annum	Average Daily Net Assets of the Overlay Portion
$2,069,872	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2016	% per annum	Average Daily Net Assets of the Base Portion
$784,839	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2016 were $812,735.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
MetLife Aggregate Bond Index	53,564,639	11,819,998	(169,781)	65,214,856
MetLife Mid Cap Stock Index	4,420,159	904,209	(709,738)	4,614,630
MetLife Stock Index	5,384,500	2,016,925	(171,159)	7,230,266
MSCI EAFE Index	12,556,241	3,678,759	(250,027)	15,984,973
Russell 2000 Index	2,353,596	518,016	(1,237,515)	1,634,097

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
MetLife Aggregate Bond Index	$(80,214)	$—	$18,857,568	$708,885,483
MetLife Mid Cap Stock Index	1,603,158	6,354,030	1,058,255	87,170,355
MetLife Stock Index	1,956,415	13,421,177	6,121,465	332,809,159
MSCI EAFE Index	102,165	—	4,722,422	191,340,131
Russell 2000 Index	(190,364)	1,807,490	429,237	33,041,449

	$3,391,160	$21,582,697	$31,188,947	$1,353,246,577

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-17

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$22,095,549	$29,829,837	$—	$17,121,920	$22,095,549	$46,951,757

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$52,629,901	$25,801,372	$(17,060,759)	$—	$61,370,514

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016 the Portfolio utilized $6,123,832 of accumulated capital losses.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-18

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Multi-Index Targeted Risk Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 5, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Multi-Index Targeted Risk Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 5, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-22

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-23

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-24

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and since-inception (beginning November 5, 2012) periods ended June 30, 2016, and the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year, three-year, and since-inception periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the three-year period ended October 31, 2016, and underperformed its benchmark for the one-year and since-inception periods ended October 31, 2016. The Board took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-year, three-year and since-inception periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and below the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board took into account that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size.

MIST-25

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-26

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-27

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-28

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Adviser, for the MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio), MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each a series of MSF, and for MetLife Multi-Index Targeted Risk Portfolio, a series of MIST (the “MLIA Sub-Advised Portfolios”), each of which is sub-advised by MLIA. At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) for each of the MLIA Sub-Advised Portfolios, and recommended that the shareholders of the Trusts approve the New Sub-Advisory Agreements. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Sub-Advised Portfolios. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Sub-Advised Portfolios.

3. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the MLIA Sub-Advised Portfolios to continue receiving sub-advisory services from MLIA following the change in control of the Adviser.

4. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

5. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreements.

6. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements (including advice relating to the necessity for shareholder approval for the New Sub-Advisory Agreements, the process and timing of seeking shareholder approval of the New Sub-Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7. The Board considered that, if shareholders approve the New Sub-Advisory Agreements, the Board, the Adviser, and MLIA will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of MLIA to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the MLIA Sub-Advised Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

MIST-29

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to recommend approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Sub-Advised Portfolio to approve the New Sub-Advisory Agreements.

In the event that approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios has not been obtained before the termination of the Current Sub-Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim sub-advisory agreement with MLIA (the “Interim Sub-Advisory Agreement”) on behalf of each MLIA Sub-Advised Portfolio that will go into effect upon the termination of the Current Sub-Advisory Agreements. The Board’s determination to approve each Interim Sub-Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Sub-Advisory Agreements so as to ensure continuity of sub-advisory services from MLIA to the MLIA Sub-Advised Portfolios following the termination of the Current Sub-Advisory Agreements.

MIST-30

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the MetLife Small Cap Value Portfolio returned 31.56% and 31.25%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 31.74%.

MARKET ENVIRONMENT / CONDITIONS

The Russell 2000 Value Index fell sharply in the opening months of 2016 and then rallied strongly to finish the year with solid gains. Initially, equity markets in the United States declined as energy prices fell and investors grew concerned with the possibility of a global economic slowdown. As that fear abated, stocks pushed higher throughout spring and summer up until the final weeks before the presidential election. Small-cap stocks unleashed a powerful rally beginning the day after the election. Investors seemed to conclude that a Trump administration would favor a pro-growth economic agenda comprising reduced regulation, lower corporate taxes, and a new approach to international trade. All told, from the market bottom on February 11th to the high on December 9th, the Russell 2000 Value Index appreciated by over 50%.

The political uncertainty of the U.S. presidential election played out against a backdrop of uncertain monetary policy and an economic expansion that had entered its eighth year as of mid-2016. After raising benchmark interest rates once in 2015, the Federal Open Market Committee raised rates once during 2016. Certain risks derailed other rate increases, including the British vote to leave the European Union in June, a general lack of inflationary pressures, and a less-than-robust pace of economic growth.

Many companies still experiencing excess capacity chose to return excess cash to shareholders in the form of dividend increases and share buybacks. For most of the year, relative strength was concentrated in cyclical industries like Information Technology, Materials, and Industrials. A steepening of the yield curve and the post-election promise of reduced regulation helped the Financials sector generate strong performance during the year. The yield curve had a negative impact on stocks in the Real Estate and Utilities sectors as they underperformed during the full year period. Energy stocks rallied after the November Organization of the Petroleum Exporting Countries (“OPEC”) meeting where the organization agreed to cut production for the first time in eight years. Health Care was the weakest performing sector in the Russell 2000 Value Index as the sector pulled back after the election given the Affordable Care Act’s uncertain future under President-elect Trump.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The sleeve managed by Delaware Investments underperformed the Russell 2000 Value Index during the reporting period. Underperformance was a result of stock selection in the Information Technology, Consumer Staples, and Materials sectors of the sleeve.

Within Information Technology, Electronics for Imaging, a company that designs and markets hardware and software systems for commercial, industrial, and enterprise digital printing detracted. Electronics for Imaging’s stock declined during the year as the company reduced guidance. Additionally, the stock faced some headwinds in the second half of 2016 as one of its largest customers, Xerox, was going through a spilt. Shares of NetScout Systems detracted. The company provides and supports a family of integrated products that enable performance management and optimization of complex, high-speed electronic networks. The company indicated that it was beginning to see its service provider customers become cautious with spending. NetScout’s stock returned about 3% during the year, while its peers in the Russell 2000 Value Index’s technology hardware & equipment industry returned 39%.

The sleeve’s holdings in the Consumer Staples sector detracted from relative performance. The sleeve owns two companies in the sector: J&J Snack Foods and Pinnacle Foods. Both companies appreciated in price during the year, but did not keep pace with the other stocks in the Consumer Staples sector.

The sleeve’s Real Estate holdings outperformed, however, an underweight allocation relative to the Russell 2000 Value Index detracted slightly.

Among the individual securities which detracted during the year were two Health Care sector holdings: Steris and VWR. Shares of Steris declined on industry headwinds. The Health Care sector as a whole underperformed during the year which put additional pressure on the sleeve’s holdings. Shares of VWR fell as the company reported a slowdown in organic growth rates and guided towards the low end of its previous revenue guidance during the fourth quarter of 2016.

In the Financials sector, East West Bancorp, a regional bank that focuses on the financial service needs of individuals and businesses operating in both the United States and Greater China, as well as Chinese-American individuals and businesses detracted. The stock performed well during the year, but underperformed relative to other banks. While the company does not have earnings exposure to the Chinese economy, investors were concerned that the company did, which may have pressured the stock during the first quarter of 2016. American Equity Investment Life Holding—a life insurance company with a primary emphasis on the sale of fixed-indexed annuities —detracted from performance. On April 6th, the U.S. Department of Labor (“DOL”) released its final proposal requiring retirement advisors to adhere to a fiduciary standard. The final proposal unexpectedly added restrictions to the sale of American Equity Investment Life Holding’s primary product, causing the shares to

MIST-1

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

decline. The election of Donald Trump helped the stock recover during the fourth quarter of 2016 as there are expectations that as President, Trump may make changes to the implementation of these new DOL rules.

A tailwind was created following the election of Donald Trump, which led to increases in interest rates. A number of the banks owned in the sleeve outperformed as a result of earnings sensitivity to changes in interest rates. Additionally, if Trump cuts corporate taxes, we believe that banks are poised to benefit. In our view, these banks included: Hancock Holding Company, First Financial Bancorp, Community Bank System, and Webster Financial.

Stock selection in the Energy sector contributed. Patterson-UTI Energy provides onshore contract drilling services, including pressure pumping, to the oil and gas industry. The stock appreciated as the rig count has increased and the supply-demand balance has favorably improved. SM Energy, an independent exploration and production company with primary operations in the Permian Basin, Eagle Ford shale, and Bakken shale areas contributed. During the year, the company had been very active in swapping assets with other companies, removing themselves from the Bakken shale area and reducing exposure to the Eagle Ford shale, while at the same time significantly increasing exposure to the Permian Basin.

In the Consumer Discretionary sector, stock selection in the consumer services and consumer durables & apparel industries contributed. Full-service casual dining restaurant chain Texas Roadhouse contributed as the company’s same store sales improved. The stock was also positively impacted by decelerating beef prices.

Chip-maker, Cirrus Logic, contributed to relative performance, appreciating on the back of strong global demand for its audio products, many of which are used by Apple. The company generates strong free cash flow and has a healthy balance sheet.

Engineering and construction firm, MasTec, was a top contributor to performance during the year. The company continued to see growth in their wireless and oil & gas pipeline businesses. The company experienced increasing revenue from its continued support in the build-out of wireless networks. MasTec also benefited from project developments in the oil & gas markets.

The sleeve ended the review period with no companies in the Telecommunication Services sector. The sleeve remained overweight some of the more cyclical sectors which continued to generate attractive free cash flow. At period end, the most significant overweight was to the Materials sector, followed by Information Technology and Industrials. Those overweights did not change during the year. The sleeve’s largest underweight sectors were Financials, Real Estate, and Utilities. The Real Estate and Utilities sectors remained less attractive relative to the available investment opportunities in other areas of the market.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, LLC

PORTFOLIO REVIEW / PERIOD END POSITIONING

The sleeve managed by Wells Capital underperformed the Russell 2000 Value Index over the twelve-month period ended December 31, 2016. Stock selection in the Materials, Information Technology and an overweight to the Health Care sectors were the largest detractors to relative performance. Stock selection in the Industrials and Energy sectors as well as a large overweight to the Materials sector contributed the most to performance relative to the Russell 2000 Value Index.

In the Materials sector, although the sleeve benefited from a large overweight relative to the benchmark index, security selection within the sector detracted from relative performance. The Materials sector as a whole was up over 70% in 2016. The metals & mining industry within the Materials sector was up over 97% as investors priced in an economic expansion, increased inflation expectations and a potentially more protectionist trade policy from the new administration. The sleeve’s overweight in Materials was focused on the specialty chemicals and paper & forest product industries which performed very well, but lagged the more economically sensitive metals & mining industry.

In the Information Technology sector, DST Systems was a detractor. DST provides information processing services and software products to financial service and healthcare customers. The company is in the midst of a multi-year balance sheet restructuring whereby they are divesting non-core assets, monetizing real estate investments and reallocating the capital into a large share count reduction and some bolt-on acquisitions. The stock struggled in the fourth quarter and for the full year due to the loss of a customer in the healthcare arena and the re-pricing of large contracts in the financial sector. These two unexpected adjustments led to a reduction in the organic growth rate that disappointed investors. At period end, we continued to be attracted to the value found within the balance sheet and the stable free cash flow that should be generated under the repositioned business model.

The sleeve’s overweight to the Health Care sector was a detractor to relative performance in 2016. As investors focused their attention on more economically sensitive sectors, the more defensive sectors like Health Care lagged. Also, the Health Care sector was negatively im-

MIST-2

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

pacted by investors’ belief that a potential repeal of the Affordable Care Act would materially negatively impact the majority of the companies and industries within the sector. Although we are certainly monitoring potential changes to legislation and regulation, we believe that the companies we own in the health care equipment, health care services, and health insurance industries are well positioned for several potential outcomes, and that many of the initial market concerns are premature and too broad.

Security selection in the Industrials sector contributed to the sleeve’s performance. Douglas Dynamics, a manufacturer of snow and ice control equipment, produced strong financial results during the year and was a significant contributor to performance. We believe investors often get caught up in attempting to predict snowfall amounts for upcoming seasons, and do not fully recognize how Douglas Dynamics market leading position, impressive ability to identify and implement accretive acquisitions, improved profitability, and increasingly diversified product mix should lead to stronger free cash flow in the future.

In the Energy sector, an agreement by OPEC to cut production led to higher oil prices and an increase in the number of rigs drilling for oil during 2016. Sleeve holding, Patterson-UTI Energy (“PTEN”) was a significant contributor. Their years-long transformation into a leading high-spec land driller is bearing fruit as the U.S. shale recovery develops. The number of active rigs they have in the field has increased steadily as customers seek the high quality drilling equipment and seasoned crews that PTEN provides. Due to the quality of their offering, pricing for PTEN’s equipment and service didn’t drop as much as many had feared in the downturn, and the prospects for pricing to inflect higher are beginning to show up in the stock. A similar trend exists in their pressure pumping business. The company also announced a significant acquisition that will give both its drilling and completions businesses further reach and scale. This highly regarded management team has the company well positioned to benefit from the shale recovery, and we think they will continue to make prudent capital allocation decisions to maneuver through the next cycle.

Our relative sector positioning is driven by our bottom-up stock selection process and our focus on risk management across the sleeve. As valuations in the Materials sector increased and our reward-to-risk ratios decreased, we reduced the sleeve’s overweight as we believed several of its stocks approached their fair value. Financial stock valuations increased considerably and looked less attractive so we took the opportunity to trim some position sizes. Coupled with the increased weighting of Financials in the Portfolio’s benchmark index, the sleeve’s underweight to the Financials sector further increased over the period.

We found some opportunities to add to the sleeve’s overweights in the Industrial and Consumer Staples sectors. Within the Industrials sector, we added new names Ennis, Deluxe Corp., CSW Industries, as well as added to the sleeve’s positions in Mueller Industries and Korn/Ferry International. Within the Consumer Staples, we added new names Nomad Foods, Lamb Weston, HRG Group, Snyder’s Lance, and Energizer Holdings.

As of December 31, 2016, the sleeve is highly diversified across sectors and industries, with the goal being to own companies that we think present to us the best opportunity to deliver alpha over the next 3 to 5 years while at the same time ensuring relative protection of capital in times of market stress. Our continued focus on companies with strong balance sheets and stable cash flows gives us confidence that our current positioning should continue to allow us to deliver on these two primary objectives.

James Tringas

Robert Rifkin

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

MetLife Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MetLife Small Cap Value Portfolio
Class A	31.56	14.84	6.62
Class B	31.25	14.56	6.36
Russell 2000 Value Index	31.74	15.07	6.26

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.
Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
East West Bancorp, Inc.	1.6
Hancock Holding Co.	1.5
Vishay Intertechnology, Inc.	1.3
Validus Holdings, Ltd.	1.3
Patterson-UTI Energy, Inc.	1.2
ProAssurance Corp.	1.2
Mueller Industries, Inc.	1.2
First Citizens BancShares, Inc.- Class A	1.2
Webster Financial Corp.	1.1
Novanta, Inc.	1.0

Top Sectors

% of Net Assets
Financials	24.2
Industrials	17.2
Information Technology	12.8
Materials	10.3
Consumer Discretionary	10.2
Energy	5.7
Health Care	5.4
Real Estate	5.2
Consumer Staples	4.5
Utilities	2.5

MIST-4

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.78%	$1,000.00	$1,210.30	$4.33
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

Class B(a)	Actual	1.03%	$1,000.00	$1,209.00	$5.72
	Hypothetical*	1.03%	$1,000.00	$1,019.96	$5.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Auto Components—0.6%
Standard Motor Products, Inc.	50,300	$2,676,966
Tenneco, Inc. (a)	60,100	3,754,447

		6,431,413

Banks—15.2%
Associated Banc-Corp.	284,346	7,023,346
Bank of Hawaii Corp. (b)	93,000	8,248,170
Boston Private Financial Holdings, Inc.	276,000	4,567,800
Community Bank System, Inc.	107,300	6,630,067
East West Bancorp, Inc.	325,100	16,524,833
First Citizens BancShares, Inc. - Class A	34,385	12,206,675
First Financial Bancorp	236,400	6,725,580
First Interstate BancSystem, Inc. - Class A	89,500	3,808,225
First Midwest Bancorp, Inc.	215,200	5,429,496
Great Western Bancorp, Inc.	185,100	8,068,509
Hancock Holding Co. (b)	366,225	15,784,297
Independent Bank Corp./Rockland Trust	34,800	2,451,660
NBT Bancorp, Inc.	155,900	6,529,092
Prosperity Bancshares, Inc.	77,300	5,548,594
Renasant Corp. (b)	43,595	1,840,581
S&T Bancorp, Inc.	105,800	4,130,432
TCF Financial Corp.	373,696	7,320,705
UMB Financial Corp. (b)	124,382	9,592,340
Umpqua Holdings Corp.	277,800	5,217,084
Valley National Bancorp	500,600	5,826,984
Webster Financial Corp.	206,200	11,192,536
WesBanco, Inc.	127,800	5,503,068

		160,170,074

Beverages—0.3%
Cott Corp.	316,875	3,590,194

Building Products—1.6%
CSW Industrials, Inc. (a)	148,644	5,477,531
Simpson Manufacturing Co., Inc.	194,060	8,490,125
USG Corp. (a) (b)	90,700	2,619,416

		16,587,072

Capital Markets—2.5%
Apollo Investment Corp.	442,284	2,591,784
Artisan Partners Asset Management, Inc. - Class A (b)	161,548	4,806,053
Main Street Capital Corp. (b)	96,200	3,537,274
New Mountain Finance Corp. (b)	189,903	2,677,632
Stifel Financial Corp. (a)	115,200	5,754,240
Westwood Holdings Group, Inc.	118,441	7,105,276

		26,472,259

Chemicals—5.4%
A. Schulman, Inc. (b)	102,234	3,419,727
Albemarle Corp.	43,800	3,770,304
Chemtura Corp. (a)	60,900	2,021,880
HB Fuller Co.	144,200	6,966,302
Innospec, Inc.	119,883	8,211,986
Minerals Technologies, Inc.	30,089	2,324,375

Chemicals—(Continued)
Olin Corp. (b)	275,200	7,047,872
Quaker Chemical Corp.	60,967	7,800,118
Scotts Miracle-Gro Co. (The) - Class A	37,500	3,583,125
Sensient Technologies Corp. (b)	76,602	6,019,385
Trinseo S.A.	90,400	5,360,720

		56,525,794

Commercial Services & Supplies—4.2%
ACCO Brands Corp. (a)	324,627	4,236,382
Brady Corp. - Class A	76,903	2,887,708
Deluxe Corp.	142,619	10,212,947
Ennis, Inc.	445,818	7,734,942
Essendant, Inc.	2,319	48,467
Knoll, Inc.	122,952	3,434,049
LSC Communications, Inc.	106,030	3,146,971
Matthews International Corp. - Class A	14,520	1,115,862
Tetra Tech, Inc.	49,200	2,122,980
UniFirst Corp.	26,800	3,849,820
Viad Corp.	118,760	5,237,316

		44,027,444

Communications Equipment—1.9%
Aviat Networks, Inc. (a)	24,204	335,951
Brocade Communications Systems, Inc.	121,500	1,517,535
CommScope Holding Co., Inc. (a)	182,390	6,784,908
NETGEAR, Inc. (a)	74,268	4,036,466
NetScout Systems, Inc. (a) (b)	247,194	7,786,611

		20,461,471

Construction & Engineering—1.4%
MasTec, Inc. (a)	288,100	11,019,825
Primoris Services Corp.	177,600	4,045,728

		15,065,553

Construction Materials—1.0%
Eagle Materials, Inc.	110,202	10,858,203

Containers & Packaging—1.7%
Berry Plastics Group, Inc. (a)	218,603	10,652,524
Silgan Holdings, Inc.	141,694	7,251,899

		17,904,423

Distributors—0.3%
Core-Mark Holding Co., Inc.	81,499	3,510,162

Diversified Consumer Services—0.4%
Liberty Tax, Inc.	121,262	1,624,911
Service Corp. International	101,000	2,868,400

		4,493,311

Diversified Telecommunication Services—0.2%
FairPoint Communications, Inc. (a)	120,028	2,244,524

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—1.1%
El Paso Electric Co.	88,700	$4,124,550
Hawaiian Electric Industries, Inc.	232,609	7,692,380

		11,816,930

Electrical Equipment—1.0%
Atkore International Group, Inc. (a)	104,267	2,493,024
EnerSys	44,879	3,505,050
Regal-Beloit Corp.	36,100	2,499,925
Thermon Group Holdings, Inc. (a)	130,700	2,495,063

		10,993,062

Electronic Equipment, Instruments & Components—4.4%
AVX Corp.	285,118	4,456,394
Badger Meter, Inc. (b)	102,219	3,776,992
Jabil Circuit, Inc. (b)	77,232	1,828,081
Novanta, Inc. (a)	526,354	11,053,434
Orbotech, Ltd. (a)	131,533	4,394,518
Tech Data Corp. (a)	53,976	4,570,688
TTM Technologies, Inc. (a)	188,200	2,565,166
Vishay Intertechnology, Inc. (b)	872,765	14,138,793

		46,784,066

Energy Equipment & Services—2.9%
Atwood Oceanics, Inc. (b)	125,519	1,648,065
CARBO Ceramics, Inc. (a) (b)	177,584	1,857,529
Dril-Quip, Inc. (a)	42,600	2,558,130
Helix Energy Solutions Group, Inc. (a)	311,900	2,750,958
Oil States International, Inc. (a)	32,777	1,278,303
Patterson-UTI Energy, Inc. (b)	480,423	12,932,987
Steel Excel, Inc. (a)	287,319	4,361,502
TETRA Technologies, Inc. (a)	588,053	2,952,026

		30,339,500

Equity Real Estate Investment Trusts—4.8%
Brandywine Realty Trust	362,000	5,976,620
Education Realty Trust, Inc. (b)	82,567	3,492,584
Gramercy Property Trust (b)	559,406	5,135,347
Healthcare Realty Trust, Inc.	138,300	4,193,256
Highwoods Properties, Inc.	120,900	6,167,109
LaSalle Hotel Properties	231,463	7,052,677
Lexington Realty Trust	453,100	4,893,480
Ramco-Gershenson Properties Trust	203,800	3,379,004
Summit Hotel Properties, Inc.	241,700	3,874,451
Washington Real Estate Investment Trust (b)	207,943	6,797,657

		50,962,185

Food & Staples Retailing—0.3%
SUPERVALU, Inc. (a)	599,323	2,798,838

Food Products—2.8%
J&J Snack Foods Corp.	34,300	4,576,649
Lamb Weston Holdings, Inc. (a)	106,850	4,044,273
Nomad Foods, Ltd. (a)	501,542	4,799,757
Pinnacle Foods, Inc.	81,600	4,361,520
Snyder’s-Lance, Inc. (b)	71,538	2,742,767

Food Products—(Continued)
TreeHouse Foods, Inc. (a)	125,349	9,048,944

		29,573,910

Gas Utilities—0.6%
Southwest Gas Corp.	79,700	6,106,614

Health Care Equipment & Supplies—2.9%
Analogic Corp. (b)	119,723	9,931,023
Haemonetics Corp. (a) (b)	174,519	7,015,664
Halyard Health, Inc. (a) (b)	40,338	1,491,699
ICU Medical, Inc. (a) (b)	8,711	1,283,566
STERIS plc	116,087	7,823,103
Teleflex, Inc. (b)	20,000	3,223,000

		30,768,055

Health Care Providers & Services—1.5%
Owens & Minor, Inc. (b)	216,980	7,657,224
Patterson Cos., Inc. (b)	144,422	5,925,635
VCA, Inc. (a)	39,100	2,684,215

		16,267,074

Hotels, Restaurants & Leisure—3.4%
Cheesecake Factory, Inc. (The)	76,700	4,592,796
Choice Hotels International, Inc.	48,100	2,696,005
Denny’s Corp. (a)	553,038	7,095,478
DineEquity, Inc. (b)	82,708	6,368,516
International Speedway Corp. - Class A	92,000	3,385,600
Ruby Tuesday, Inc. (a)	386,235	1,247,539
Texas Roadhouse, Inc.	68,800	3,318,912
Wendy’s Co. (The) (b)	519,016	7,017,096

		35,721,942

Household Durables—1.3%
Dixie Group, Inc. (The) (a)	228,481	822,531
Helen of Troy, Ltd. (a) (b)	94,862	8,011,096
Meritage Homes Corp. (a)	131,800	4,586,640

		13,420,267

Household Products—1.0%
Central Garden and Pet Co. (a) (b)	149,607	4,950,496
Energizer Holdings, Inc.	55,382	2,470,591
HRG Group, Inc. (a)	231,763	3,606,232

		11,027,319

Insurance—6.1%
Allied World Assurance Co. Holdings AG	87,026	4,674,166
American Equity Investment Life Holding Co.	230,200	5,188,708
Brown & Brown, Inc.	149,780	6,719,131
Infinity Property & Casualty Corp.	43,700	3,841,230
ProAssurance Corp.	229,728	12,910,713
RenaissanceRe Holdings, Ltd. (b)	29,767	4,054,861
Selective Insurance Group, Inc.	220,200	9,479,610
Stewart Information Services Corp. (b)	100,845	4,646,938
Validus Holdings, Ltd.	242,062	13,315,831

		64,831,188

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—1.5%
Conduent, Inc. (a)	58,096	$865,631
DST Systems, Inc.	85,908	9,205,042
Sykes Enterprises, Inc. (a)	186,342	5,377,830

		15,448,503

Leisure Products—0.2%
Vista Outdoor, Inc. (a) (b)	53,629	1,978,910

Life Sciences Tools & Services—0.6%
PAREXEL International Corp. (a) (b)	43,638	2,867,889
VWR Corp. (a)	132,765	3,323,108

		6,190,997

Machinery—6.3%
Altra Industrial Motion Corp.	115,200	4,250,880
Barnes Group, Inc.	95,200	4,514,384
Douglas Dynamics, Inc. (b)	250,054	8,414,317
EnPro Industries, Inc.	40,000	2,694,400
ESCO Technologies, Inc.	52,035	2,947,783
Franklin Electric Co., Inc. (b)	224,968	8,751,255
Hillenbrand, Inc. (b)	150,374	5,766,843
ITT, Inc.	161,200	6,217,484
Kadant, Inc.	166,728	10,203,754
Mueller Industries, Inc.	306,899	12,263,684

		66,024,784

Marine—0.5%
Kirby Corp. (a) (b)	40,000	2,660,000
Matson, Inc.	80,200	2,838,278

		5,498,278

Media—1.9%
AH Belo Corp. - Class A	433,328	2,751,633
Cable One, Inc.	5,600	3,481,688
Cinemark Holdings, Inc.	116,100	4,453,596
Gannett Co., Inc.	193,151	1,875,496
Meredith Corp. (b)	71,500	4,229,225
New Media Investment Group, Inc.	172,723	2,761,841

		19,553,479

Metals & Mining—0.7%
Compass Minerals International, Inc. (b)	48,916	3,832,568
Kaiser Aluminum Corp.	33,100	2,571,539
Real Industry, Inc. (a)	104,968	640,305

		7,044,412

Mortgage Real Estate Investment Trusts—0.4%
Apollo Commercial Real Estate Finance, Inc. (b)	243,909	4,053,767

Multi-Utilities—0.8%
Black Hills Corp. (b)	67,800	4,158,852
NorthWestern Corp.	83,100	4,725,897

		8,884,749

Oil, Gas & Consumable Fuels—2.9%
Carrizo Oil & Gas, Inc. (a) (b)	33,749	1,260,525
Energen Corp.	43,450	2,505,762
Jones Energy, Inc. - Class A (a) (b)	85,400	427,000
Oasis Petroleum, Inc. (a)	293,200	4,439,048
QEP Resources, Inc.	140,720	2,590,655
SM Energy Co.	129,000	4,447,920
Western Refining, Inc.	114,400	4,330,040
Whiting Petroleum Corp. (a)	378,164	4,545,531
WPX Energy, Inc. (a)	381,071	5,552,205

		30,098,686

Paper & Forest Products—1.5%
Clearwater Paper Corp. (a)	77,025	5,048,989
Neenah Paper, Inc.	57,784	4,923,197
Schweitzer-Mauduit International, Inc.	139,755	6,363,045

		16,335,231

Pharmaceuticals—0.3%
Innoviva, Inc. (a) (b)	303,880	3,251,516

Professional Services—0.9%
Korn/Ferry International (b)	325,397	9,576,434

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	90,800	4,074,196

Road & Rail—0.7%
Saia, Inc. (a)	56,400	2,490,060
Werner Enterprises, Inc.	176,100	4,745,895

		7,235,955

Semiconductors & Semiconductor Equipment—2.4%
Cirrus Logic, Inc. (a)	65,800	3,720,332
DSP Group, Inc. (a)	162,611	2,122,074
Exar Corp. (a)	244,903	2,640,054
MaxLinear, Inc. - Class A (a)	138,800	3,025,840
ON Semiconductor Corp. (a) (b)	457,500	5,837,700
Teradyne, Inc.	209,300	5,316,220
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (b)	149,900	2,852,597

		25,514,817

Software—1.7%
ACI Worldwide, Inc. (a) (b)	105,595	1,916,549
Progress Software Corp.	81,882	2,614,492
PTC, Inc. (a)	102,300	4,733,421
Synopsys, Inc. (a)	138,800	8,169,768

		17,434,230

Specialty Retail—1.2%
Asbury Automotive Group, Inc. (a)	34,000	2,097,800
Buckle, Inc. (The) (b)	184,101	4,197,503
Cato Corp. (The) - Class A	51,254	1,541,720
Christopher & Banks Corp. (a) (b)	447,352	1,046,803
Finish Line, Inc. (The) - Class A (b)	49,200	925,452

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Guess?, Inc. (b)	252,127	$3,050,737

		12,860,015

Technology Hardware, Storage & Peripherals—0.9%
Electronics For Imaging, Inc. (a)	115,000	5,043,900
Imation Corp. (a) (b)	1,144,012	938,090
Super Micro Computer, Inc. (a)	125,800	3,528,690

		9,510,680

Textiles, Apparel & Luxury Goods—0.9%
Delta Apparel, Inc. (a)	132,371	2,744,051
Steven Madden, Ltd. (a)	101,200	3,617,900
Wolverine World Wide, Inc.	151,600	3,327,620

		9,689,571

Trading Companies & Distributors—0.7%
H&E Equipment Services, Inc.	204,500	4,754,625
WESCO International, Inc. (a)	33,700	2,242,735

		6,997,360

Total Common Stocks (Cost $883,792,905)		1,037,009,417

Warrant—0.0%

Energy Equipment & Services—0.0%
TETRA Technologies, Inc. (a) (e) (Cost $0)	113,691	204,644

Short-Term Investment—1.6%

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $16,885,558 on 01/03/17, collateralized by $15,990,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $17,224,956.	16,885,501	16,885,501

Total Short-Term Investments (Cost $16,885,501)		16,885,501

Securities Lending Reinvestments (c)—10.5%

Certificates of Deposit—5.1%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	1,500,000	1,499,692
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	2,000,000	2,001,693
Barclays New York 0.894%, 02/10/17 (d)	2,500,000	2,500,809
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,000,000	1,000,023
0.950%, 02/02/17	500,000	500,069

Certificates of Deposit—(Continued)
Cooperative Rabobank UA New York 1.278%, 10/13/17 (d)	500,000	500,112
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (d)	1,250,000	1,250,986
Credit Industriel et Commercial 1.245%, 04/05/17 (d)	600,000	600,324
Credit Suisse AG New York 1.335%, 04/03/17 (d)	600,000	600,131
1.364%, 04/11/17 (d)	1,000,000	1,000,218
1.364%, 05/12/17 (d)	2,500,000	2,500,260
DG Bank New York 0.940%, 01/12/17	750,000	750,040
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	1,300,000	1,299,772
DZ Bank AG New York 1.010%, 02/27/17	3,500,000	3,501,011
ING Bank NV 1.265%, 04/18/17 (d)	1,500,000	1,502,750
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	1,000,000	1,000,120
KBC Brussells 1.050%, 01/27/17	2,425,000	2,425,461
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	2,494,263	2,498,925
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (d)	1,000,000	1,000,473
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (d)	600,000	600,181
1.436%, 04/18/17 (d)	2,400,000	2,400,754
National Australia Bank London 1.034%, 05/02/17 (d)	2,000,000	2,001,888
1.182%, 11/09/17 (d)	2,000,000	1,995,040
National Bank of Canada 0.650%, 01/06/17	2,500,000	2,500,100
Rabobank London 1.281%, 10/13/17 (d)	500,000	501,199
Royal Bank of Canada New York 1.145%, 04/04/17 (d)	500,000	499,872
1.281%, 10/13/17 (d)	500,000	500,387
Standard Chartered Bank New York 1.150%, 03/21/17	4,000,000	4,000,676
Sumitomo Bank New York 1.215%, 05/05/17 (d)	500,000	500,833
1.336%, 06/19/17 (d)	1,500,000	1,499,886
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	398,925	399,712
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (d)	500,000	500,255
1.395%, 04/12/17 (d)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	2,000,000	2,000,236
1.364%, 04/10/17 (d)	1,000,000	1,000,387

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	2,000,000	$2,000,348
UBS, Stamford 1.084%, 05/12/17 (d)	1,000,000	999,924

		53,335,689

Commercial Paper—1.9%
ABN AMRO Funding USA 0.910%, 01/11/17	498,863	499,845
Atlantic Asset Securitization LLC 0.990%, 01/12/17	498,763	499,838
1.040%, 02/03/17	747,725	749,345
Commonwealth Bank Australia 1.236%, 10/23/17 (d)	2,000,000	2,001,124
Den Norske ASA 1.206%, 04/27/17 (d)	1,300,000	1,300,069
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,000,000	2,000,012
HSBC plc 1.216%, 04/25/17 (d)	3,000,000	2,999,871
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
Ridgefield Funding Co. LLC 1.000%, 01/03/17	498,750	499,971
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935
Starbird Funding Corp. 0.930%, 02/10/17	3,490,958	3,496,643
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	199,393	199,911
Westpac Banking Corp. 1.232%, 10/20/17 (d)	2,000,000	2,003,492

		19,849,041

Repurchase Agreements—3.2%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $4,046,429 on 01/03/17, collateralized by $8,099,540 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $4,127,153.	4,046,227	4,046,227
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,500,148 on 01/03/17, collateralized by $1,513,105 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,530,000.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $900,095 on 01/03/17, collateralized by $918,810 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $918,005.	900,000	900,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $6,002,013 on 01/03/17, collateralized by various Common Stock with a value of $6,669,330.	6,000,000	6,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,012,580 on 03/03/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,010,247 on 04/03/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	5,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $1,000,076 on 01/03/17, collateralized by $1,467,364 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $1,020,000.	1,000,000	1,000,000

		33,446,227

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	1,300,000	$1,300,000
Shinkin Central Bank 1.200%, 01/27/17	400,000	400,000
1.220%, 01/26/17	1,800,000	1,800,000

		3,500,000

Total Securities Lending Reinvestments (Cost $110,114,195)		110,130,957

Total Investments—110.3% (Cost $1,010,792,601) (f)		1,164,230,519
Other assets and liabilities (net)—(10.3)%		(108,292,461)

Net Assets —100.0%		$1,055,938,058

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $107,026,725 and the collateral received consisted of cash in the amount of $110,092,410. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	Illiquid security. As of December 31, 2016, this security represents 0.0% of net assets.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,015,964,058. The aggregate unrealized appreciation and depreciation of investments were $194,505,209 and $(46,238,748), respectively, resulting in net unrealized appreciation of $148,266,461 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,037,009,417	$—	$—	$1,037,009,417
Total Warrant*	—	204,644	—	204,644
Total Short-Term Investment*	—	16,885,501	—	16,885,501
Total Securities Lending Reinvestments*	—	110,130,957	—	110,130,957
Total Investments	$1,037,009,417	$127,221,102	$—	$1,164,230,519

Collateral for Securities Loaned (Liability)	$—	$(110,092,410)	$—	$(110,092,410)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,164,230,519
Cash	584,765
Receivable for:
Investments sold	4,584,236
Fund shares sold	72,133
Dividends and interest	2,442,185
Prepaid expenses	2,814

Total Assets	1,171,916,652
Liabilities
Collateral for securities loaned	110,092,410
Payables for:
Investments purchased	2,689,582
Fund shares redeemed	2,154,305
Accrued Expenses:
Management fees	669,195
Distribution and service fees	104,664
Deferred trustees’ fees	101,823
Other expenses	166,615

Total Liabilities	115,978,594

Net Assets	$1,055,938,058

Net Assets Consist of:
Paid in surplus	$860,797,480
Undistributed net investment income	11,400,622
Accumulated net realized gain	30,302,038
Unrealized appreciation on investments	153,437,918

Net Assets	$1,055,938,058

Net Assets
Class A	$565,569,549
Class B	490,368,509
Capital Shares Outstanding*
Class A	35,475,654
Class B	31,060,847
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.94
Class B	15.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,010,792,601.
(b)	Includes securities loaned at value of $107,026,725.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$20,469,948
Interest	3,769
Securities lending income	635,543
Other income (b)	21,708

Total investment income	21,130,968
Expenses
Management fees	7,443,323
Administration fees	32,000
Custodian and accounting fees	83,174
Distribution and service fees—Class B	1,104,875
Audit and tax services	42,041
Legal	35,939
Trustees’ fees and expenses	45,228
Shareholder reporting	54,481
Insurance	6,998
Miscellaneous	60,047

Total expenses	8,908,106
Less management fee waiver	(46,879)
Less broker commission recapture	(39,927)

Net expenses	8,821,300

Net Investment Income	12,309,668

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	31,702,723
Foreign currency transactions	(2,426)

Net realized gain	31,700,297

Net change in unrealized appreciation on:
Investments	233,488,695
Foreign currency transactions	1,411

Net change in unrealized appreciation	233,490,106

Net realized and unrealized gain	265,190,403

Net Increase in Net Assets From Operations	$277,500,071

(a)	Net of foreign withholding taxes of $14,702.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,309,668	$12,060,463
Net realized gain	31,700,297	24,138,531
Net change in unrealized appreciation (depreciation)	233,490,106	(91,619,677)

Increase (decrease) in net assets from operations	277,500,071	(55,420,683)

From Distributions to Shareholders
Net investment income
Class A	(7,071,695)	(2,312,124)
Class B	(4,663,368)	(459,152)
Net realized capital gains
Class A	(14,379,113)	(221,543,482)
Class B	(11,935,612)	(178,296,033)

Total distributions	(38,049,788)	(402,610,791)

Increase (decrease) in net assets from capital share transactions	(180,039,995)	275,975,277

Total increase (decrease) in net assets	59,410,288	(182,056,197)

Net Assets
Beginning of period	996,527,770	1,178,583,967

End of period	$1,055,938,058	$996,527,770

Undistributed net investment income
End of period	$11,400,622	$11,399,349

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	846,053	$10,034,274	231,356	$4,069,773
Reinvestments	1,632,482	21,450,808	16,233,184	223,855,606
Redemptions	(11,731,998)	(163,491,989)	(3,267,195)	(56,357,129)

Net increase (decrease)	(9,253,463)	$(132,006,907)	13,197,345	$171,568,250

Class B
Sales	1,400,550	$19,255,328	886,331	$14,104,596
Reinvestments	1,273,905	16,598,980	13,066,900	178,755,185
Redemptions	(6,172,632)	(83,887,396)	(5,510,943)	(88,452,754)

Net increase (decrease)	(3,498,177)	$(48,033,088)	8,442,288	$104,407,027

Increase (decrease) derived from capital shares transactions		$(180,039,995)		$275,975,277

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.62	$20.51	$21.04	$16.05	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.19	0.08	0.07	0.19
Net realized and unrealized gain (loss) on investments	3.69	(0.62)	0.30	5.14	2.29

Total from investment operations	3.87	(0.43)	0.38	5.21	2.48

Less Distributions
Distributions from net investment income	(0.18)	(0.08)	(0.06)	(0.22)	0.00
Distributions from net realized capital gains	(0.37)	(7.38)	(0.85)	0.00	0.00

Total distributions	(0.55)	(7.46)	(0.91)	(0.22)	0.00

Net Asset Value, End of Period	$15.94	$12.62	$20.51	$21.04	$16.05

Total Return (%) (b)	31.56	(5.20)	1.96	32.81	18.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.77	0.77	0.76	0.77
Net ratio of expenses to average net assets (%) (c)	0.78	0.77	0.76	0.74	0.76
Ratio of net investment income to average net assets (%)	1.34	1.21	0.38	0.37	1.29
Portfolio turnover rate (%)	27	35	135	46	46
Net assets, end of period (in millions)	$565.6	$564.5	$646.7	$934.0	$892.7

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.50	$20.36	$20.89	$15.94	$13.51

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.15	0.03	0.02	0.14
Net realized and unrealized gain (loss) on investments	3.65	(0.61)	0.30	5.11	2.29

Total from investment operations	3.80	(0.46)	0.33	5.13	2.43

Less Distributions
Distributions from net investment income	(0.14)	(0.02)	(0.01)	(0.18)	0.00
Distributions from net realized capital gains	(0.37)	(7.38)	(0.85)	0.00	0.00

Total distributions	(0.51)	(7.40)	(0.86)	(0.18)	0.00

Net Asset Value, End of Period	$15.79	$12.50	$20.36	$20.89	$15.94

Total Return (%) (b)	31.25	(5.41)	1.72	32.45	17.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.02	1.02	1.01	1.02
Net ratio of expenses to average net assets (%) (c)	1.03	1.02	1.01	0.99	1.01
Ratio of net investment income to average net assets (%)	1.11	0.95	0.16	0.12	0.96
Portfolio turnover rate (%)	27	35	135	46	46
Net assets, end of period (in millions)	$490.4	$432.0	$531.9	$602.9	$517.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-15

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MIST-16

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to broker commission recapture, foreign currency transactions, adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $16,885,501. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $33,446,227. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$264,465,352	$0	$472,837,272

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$7,443,323	0.750%	First $1 billion
	0.700%	Over $1 billion

MIST-18

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 3, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.0125%	$500 million to $1 billion
0.050%	Over $1 billion

Prior to May 3, 2016, MetLife Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$37,966,397	$43,284,610	$83,391	$359,326,181	$38,049,788	$402,610,791

MIST-19

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,502,444	$35,473,495	$148,266,461	$—	$195,242,400

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-20

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Small Cap Value Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-21

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-23

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-24

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-25

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-26

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2016 and underperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ended October 31, 2016, and underperformed its benchmark for the five-year period ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-27

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-28

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-29

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-30

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-31

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the MFS Research International Portfolio returned -0.67%, -0.88%, and -0.76%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned 1.00% and 4.50%, respectively.

MARKET ENVIRONMENT/CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the year, the United Kingdom voted to leave the European Union (“E.U.”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to E.U. cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the Energy, Materials and Industrial sectors early in the reporting period, abated later in the year as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the year amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since the U.S. presidential election.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the reporting period. Weak stock selection in the Financials sector detracted from the Portfolio’s performance relative to the benchmark index. Within this sector, the timing of the Portfolio’s ownership in shares of financial services companies HSBC (United Kingdom) and Mitsubishi UFJ Financial Group (Japan), and an overweight position in financial services firm Lloyds Banking Group (United Kingdom), hurt relative returns.

Stock selection in both the Consumer Discretionary and Health Care sectors also held back relative returns. Within the Consumer Discretionary sector, an overweight position in hotel and restaurant operator Whitbread (United Kingdom) and Japanese-based automotive component manufacturer Denso weighed on relative performance. Within the Health Care sector, the Portfolio’s overweight positions in pharmaceutical companies Santen Pharmaceuticals (Japan), Roche Holding (Switzerland) and Novartis (Switzerland), and holdings of Valeant Pharmaceuticals International (Canada), dampened relative returns.

Elsewhere, the Portfolio’s timing of ownership in shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) also hampered relative results.

Strong stock selection in the Information Technology sector boosted relative performance. Within this sector, the Portfolio’s holdings of semiconductor manufacturer Taiwan Semiconductor (Taiwan) and an overweight position in digital products manufacturer ARM (United Kingdom) aided relative performance.

Elsewhere, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), mining operator Rio Tinto (Australia), mining giant BHP Billiton (United Kingdom), air conditioning system manufacturer Daikin Industries (Japan), medical products and equipment manufacturer Terumo (Japan) and integrated oil company BP (United Kingdom) bolstered relative performance. Additionally, not owning shares of pharmaceutical company Novo Nordisk (Denmark) and generic drug manufacturer Teva Pharmaceutical Industries (Israel) also supported relative results.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the benchmark.

In Capital Goods, the market rotation that was evident toward the end of 2016 was arguably amplified within the sector with wider share price dispersion between “cyclicals” and “defensives.” Hence the Portfolio’s positioning in companies with differentiated products,

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

pricing power and in our view long term sustainable growth regardless of the economic environment, underperformed.

In Consumer Cyclicals, a sector that remains subject to disruption from a variety of areas, we continued to favor companies with unique business models, differentiated products or services and longer term growth prospects. Food retailing remained under pressure from discounters and apparel retail continued to be challenged from online trends and new concepts. We remained underweight both.

Helped by concerns over global growth and a return to risk aversion during the first half of the year, Consumer Staples got off to a strong start. The defensive nature of the sector along with earnings growth during the more challenging first half contributed to positive returns. More recently Consumer Staples have been hurt as the market has shifted its attention towards the more cyclical sectors and potential beneficiaries of changes in U.S. economic policy after its recent election. The resulting rising interest rate environment that followed the election has also pressured the sector.

The Energy sector was characterized by heightened volatility throughout the year as speculation that we may have completed the long downward pricing cycle waxed and waned. The price of oil rose and fell on rhetoric from the Organization of the Petroleum Exporting Countries (OPEC) declaring their intention to lower production and the requisite skepticism of compliance with proposed reductions in the face of a higher oil prices. Towards the end of the period, inflation expectations picked up in the aftermath of the U.S. presidential elections, and oil prices spiked.

Financials kicked off the year with negative reactions to unexpected aggressive stimulatory policies by both the European Central Bank and the Bank of Japan, including negative interest rates which were seen as hurting bank profitability. Additionally, the Portfolio was underweight real estate stocks which outperformed as their yields were seen as attractive in this environment. This was followed by the unexpected Brexit vote creating additional volatility. To this end, we continued to exit credit or lending exposed names and invest more towards wealth managers, insurance brokers and payment driven opportunities.

For the year, Health Care remained out of favor and defensives in particular underperformed. As we look back at 2016, except for the loss we incurred from owning Valeant Pharmaceuticals earlier in the year, the Portfolio’s performance was close to the benchmark. At period end, we remained confident in the names the Portfolio held from a bottom up perspective, and we believe the underperformance in defensive names was somewhat overdone.

One of the key themes for the Technology sector this year was the surprising performance of semiconductor manufacturers, which felt somewhat cyclical in nature but the Portfolio’s positions in high quality businesses such as Taiwan Semiconductor (Taiwan), Broadcom (United States), and Samsung Electronics (South Korea) helped to capture much of the upswing. While we should see an Apple product launch in the second half of 2017, which is often a significant driver for semiconductor stocks, there are also longer term structural themes at work; the move from hardware to the cloud is a theme we have navigated well in this strategy, and is still very much in-play, albeit now more accounted for in valuations.

In Telecom, our investment philosophy is predicated on looking for markets where regulation is favorable or at least improving, then looking at valuation to try and identify the most interesting opportunities within that subset while also trying to be exposed to some growth. That said, the Portfolio’s exposure continued to be dominated by Japanese holdings which worked well for us through the first three quarters of the year. This trend, however, was reversed during the fourth quarter as a weaker yen and concerns over the growth outlook for KDDI put downward pressure on performance.

Jose Luis Garcia

Thomas Melendez

Victoria Higley

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-0.67	5.00	1.00
Class B	-0.88	4.75	0.75
Class E	-0.76	4.84	0.84
MSCI EAFE Index	1.00	6.53	0.75
MSCI AC World (ex-U.S.) Index	4.50	5.00	0.96

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Nestle S.A.	3.5
Novartis AG	3.1
Roche Holding AG	3.0
Bayer AG	2.3
Schneider Electric SE	2.1
KDDI Corp.	1.7
BNP Paribas S.A.	1.7
BP plc	1.7
Linde AG	1.6
Danone S.A.	1.6

Top Countries

% of Net Assets
Japan	19.6
Switzerland	16.4
United Kingdom	15.2
France	9.8
Germany	7.0
Australia	4.5
United States	4.4
Italy	3.9
Netherlands	3.7
Hong Kong	2.4

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.68%	$1,000.00	$1,025.30	$3.46
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class B(a)	Actual	0.93%	$1,000.00	$1,024.40	$4.73
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

Class E(a)	Actual	0.83%	$1,000.00	$1,024.30	$4.22
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—4.5%
AMP, Ltd.	3,887,876	$14,103,057
APA Group	2,052,566	12,682,006
Brambles, Ltd.	2,499,865	22,299,146
Iluka Resources, Ltd.	1,693,195	8,850,330
Oil Search, Ltd.	2,055,094	10,610,573
Orica, Ltd.	996,369	12,656,411

		81,201,523

Belgium—1.1%
KBC Groep NV	315,804	19,547,756

Brazil—0.5%
Ambev S.A. (ADR) (a)	1,730,619	8,497,339

Canada—1.0%
Element Fleet Management Corp. (a)	852,123	7,907,834
Enbridge, Inc.	264,543	11,132,223

		19,040,057

China—1.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	163,616	14,367,121
China Resources Gas Group, Ltd.	3,960,424	11,099,766

		25,466,887

France—9.8%
BNP Paribas S.A.	482,039	30,706,558
Danone S.A.	465,374	29,456,009
Engie S.A.	1,030,890	13,133,216
L’Oreal S.A.	155,602	28,365,727
Legrand S.A.	153,623	8,700,028
LVMH Moet Hennessy Louis Vuitton SE	122,489	23,355,877
Schneider Electric SE	541,856	37,652,303
Technip S.A.	95,579	6,782,519

		178,152,237

Germany—7.0%
Bayer AG	396,034	41,316,630
GEA Group AG	435,177	17,443,366
LEG Immobilien AG (b)	315,106	24,444,830
Linde AG	181,351	29,736,877
Symrise AG	244,944	14,898,534

		127,840,237

Greece—0.2%
Hellenic Telecommunications Organization S.A.	343,896	3,232,399

Hong Kong—2.4%
AIA Group, Ltd.	4,682,828	26,206,346
Esprit Holdings, Ltd. (b)	4,581,897	3,574,681
Techtronic Industries Co., Ltd.	3,801,500	13,617,914

		43,398,941

India—0.9%
HDFC Bank, Ltd. (ADR)	276,851	16,799,319

Ireland—0.5%
Paddy Power Betfair plc	80,819	8,733,469

Israel—1.1%
Check Point Software Technologies, Ltd. (a) (b)	148,209	12,517,732
Mellanox Technologies, Ltd. (a) (b)	195,320	7,988,588

		20,506,320

Italy—3.9%
Cerved Information Solutions S.p.A.	540,352	4,477,788
Enel S.p.A.	4,145,840	18,244,274
Eni S.p.A.	1,388,651	22,514,285
Intesa Sanpaolo S.p.A.	10,189,416	26,011,535

		71,247,882

Japan—19.6%
AEON Financial Service Co., Ltd.	1,202,099	21,263,099
Daikin Industries, Ltd.	266,400	24,396,850
Japan Tobacco, Inc.	729,531	23,967,572
KDDI Corp.	1,231,500	31,092,800
Koito Manufacturing Co., Ltd.	323,200	17,066,594
Kubota Corp.	1,700,300	24,205,020
Mitsubishi Corp.	485,354	10,313,398
Mitsui Fudosan Co., Ltd.	821,000	18,944,878
Nippon Paint Holdings Co., Ltd.	402,900	10,919,429
Nomura Research Institute, Ltd.	237,380	7,215,978
Ryohin Keikaku Co., Ltd.	40,600	7,938,692
Santen Pharmaceutical Co., Ltd.	1,936,500	23,649,482
Shionogi & Co., Ltd.	220,700	10,530,727
SoftBank Group Corp.	279,900	18,478,256
Sumitomo Mitsui Financial Group, Inc.	640,182	24,269,336
Sundrug Co., Ltd.	230,470	15,924,948
Terumo Corp.	155,700	5,736,287
TOTO, Ltd.	551,100	21,749,004
USS Co., Ltd.	1,363,300	21,673,351
Yamato Holdings Co., Ltd.	880,566	17,850,635

		357,186,336

Netherlands—3.7%
ABN AMRO Group NV	553,143	12,252,144
Akzo Nobel NV	428,265	26,745,771
RELX NV	1,639,131	27,552,962

		66,550,877

Norway—1.0%
DNB ASA	1,226,949	18,246,910

Portugal—0.8%
Galp Energia SGPS S.A.	985,072	14,643,176

Singapore—0.7%
Broadcom, Ltd.	69,572	12,298,242

South Korea—1.4%
NAVER Corp.	16,732	10,716,381
Samsung Electronics Co., Ltd.	9,802	14,483,023

		25,199,404

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—1.2%
Aena S.A.	53,105	$7,245,246
Amadeus IT Group S.A. (a)	328,523	14,924,565

		22,169,811

Switzerland—16.4%
Dufry AG (a) (b)	63,633	7,934,342
Julius Baer Group, Ltd. (b)	268,909	11,938,908
Nestle S.A.	881,122	63,199,436
Novartis AG	767,908	55,856,591
Roche Holding AG	240,643	54,831,279
Schindler Holding AG (Participation Certificate)	110,384	19,437,870
Sika AG	3,145	15,107,035
Swiss Re AG	171,982	16,293,739
UBS Group AG	1,862,832	29,162,510
Zurich Insurance Group AG (b)	90,315	24,806,051

		298,567,761

Taiwan—1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,367,468	24,457,983

United Kingdom—15.2%
Aon plc	180,364	20,115,997
Barclays plc	8,105,925	22,266,732
BP plc	4,900,927	30,451,872
BT Group plc	3,387,381	15,339,224
Cairn Energy plc (b)	2,513,401	7,283,156
Croda International plc	483,726	18,976,279
GKN plc	6,204,908	25,276,865
Hiscox, Ltd.	924,134	11,570,696
Just Eat plc (b)	1,239,276	8,902,109
Lloyds Banking Group plc	31,694,110	24,373,754
Reckitt Benckiser Group plc	340,026	28,743,856
Rio Tinto plc	589,319	22,441,637
Vodafone Group plc	4,984,376	12,258,951
Whitbread plc	199,237	9,261,406
WPP plc	854,190	19,096,010

		276,358,544

United States—3.6%
Cognizant Technology Solutions Corp. - Class A (b)	453,606	25,415,544
MasterCard, Inc. - Class A	229,154	23,660,150
Pricesmart, Inc. (a)	96,594	8,065,599
Yum China Holdings, Inc. (b)	303,348	7,923,450

		65,064,743

Total Common Stocks (Cost $1,767,396,129)		1,804,408,153

Short-Term Investment—0.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $14,110,520 on 01/03/17, collateralized by $14,245,000 U.S. Treasury Note at 2.000% due 11/30/20 with a value of $14,395,769.	14,110,473	14,110,473

Total Short-Term Investments (Cost $14,110,473)		14,110,473

Securities Lending Reinvestments (c)—3.0%

Certificates of Deposit—1.0%
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	900,000	900,018
Barclays New York 0.894%, 02/10/17 (d)	1,000,000	1,000,323
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,000,000	2,000,046
0.920%, 02/03/17	1,000,000	1,000,111
Credit Suisse AG New York 1.364%, 05/12/17 (d)	500,000	500,052
1.444%, 04/24/17 (d)	1,100,000	1,100,258
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	400,000	399,930
DZ Bank AG New York 1.010%, 02/27/17	1,400,000	1,400,405
KBC Brussells 1.050%, 02/07/17	500,000	500,125
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	997,705	999,570
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	1,500,000	1,499,856
1.361%, 04/26/17 (d)	1,000,000	999,949
National Australia Bank London 1.034%, 05/02/17 (d)	750,000	750,708
1.182%, 11/09/17 (d)	1,000,000	997,520
Natixis New York 0.900%, 02/17/17	1,500,000	1,500,192
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	1,000,000	1,001,832
UBS, Stamford 1.084%, 05/12/17 (d)	500,000	499,962
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	400,000	400,112
1.264%, 10/26/17 (d)	750,000	750,512

		18,201,481

Commercial Paper—0.6%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,495,450	1,498,691
Den Norske ASA 1.206%, 04/27/17 (d)	400,000	400,021
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,500,000	2,500,015

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
HSBC plc 1.216%, 04/25/17 (d)	2,100,000	$2,099,910
Macquarie Bank, Ltd. 0.930%, 01/19/17	249,406	249,846
Old Line Funding LLC 1.030%, 03/13/17 (d)	1,200,000	1,200,936
Toronto Dominion Holding Corp. 0.600%, 01/05/17	749,225	749,916
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,097,067	1,099,173
Westpac Banking Corp. 1.232%, 10/20/17 (d)	1,500,000	1,502,619

		11,301,127

Repurchase Agreements—1.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $5,962,597 on 01/03/17, collateralized by $11,935,039 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $6,081,546.	5,962,299	5,962,299
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $7,000,690 on 01/03/17, collateralized by $7,061,157 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $7,140,001.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $4,000,422 on 01/03/17, collateralized by $4,083,600 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $4,080,023.	4,000,000	4,000,000
Repurchase Agreement dated 12/30/16 at 1.050% to be repurchased at $3,000,350 on 01/03/17, collateralized by various Common Stock with a value of $3,334,665.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $703,586 on 04/03/17, collateralized by various Common Stock with a value of $770,000.	700,000	700,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $2,000,151 on 01/03/17, collateralized by $2,934,729 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $2,040,000.	2,000,000	2,000,000

		23,662,299

Time Deposits—0.1%
OP Corporate Bank plc 1.010%, 01/04/17	600,000	600,000
Shinkin Central Bank 1.200%, 01/27/17	100,000	100,000
1.220%, 01/26/17	700,000	700,000

		1,400,000

Total Securities Lending Reinvestments (Cost $54,559,448)		54,564,907

Total Investments—103.0% (Cost $1,836,066,050) (e)		1,873,083,533
Other assets and liabilities (net)—(3.0)%		(53,851,414)

Net Assets—100.0%		$1,819,232,119

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $52,770,968 and the collateral received consisted of cash in the amount of $54,551,151. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,854,935,452. The aggregate unrealized appreciation and depreciation of investments were $139,319,314 and $(121,171,233), respectively, resulting in net unrealized appreciation of $18,148,081 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2016

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Banks	10.7
Pharmaceuticals	10.2
Chemicals	7.1
Insurance	5.4
Oil, Gas & Consumable Fuels	5.3
Food Products	5.1
IT Services	3.9
Wireless Telecommunication Services	3.4
Machinery	3.4
Electrical Equipment	2.5

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$81,201,523	$—	$81,201,523
Belgium	—	19,547,756	—	19,547,756
Brazil	8,497,339	—	—	8,497,339
Canada	19,040,057	—	—	19,040,057
China	14,367,121	11,099,766	—	25,466,887
France	—	178,152,237	—	178,152,237
Germany	—	127,840,237	—	127,840,237
Greece	—	3,232,399	—	3,232,399
Hong Kong	—	43,398,941	—	43,398,941
India	16,799,319	—	—	16,799,319
Ireland	—	8,733,469	—	8,733,469
Israel	20,506,320	—	—	20,506,320
Italy	—	71,247,882	—	71,247,882
Japan	—	357,186,336	—	357,186,336
Netherlands	—	66,550,877	—	66,550,877
Norway	—	18,246,910	—	18,246,910
Portugal	—	14,643,176	—	14,643,176
Singapore	12,298,242	—	—	12,298,242
South Korea	—	25,199,404	—	25,199,404
Spain	—	22,169,811	—	22,169,811
Switzerland	—	298,567,761	—	298,567,761
Taiwan	—	24,457,983	—	24,457,983
United Kingdom	20,115,997	256,242,547	—	276,358,544
United States	65,064,743	—	—	65,064,743
Total Common Stocks	176,689,138	1,627,719,015	—	1,804,408,153
Total Short-Term Investment*	—	14,110,473	—	14,110,473
Total Securities Lending Reinvestments*	—	54,564,907	—	54,564,907
Total Investments	$176,689,138	$1,696,394,395	$—	$1,873,083,533

Collateral for Securities Loaned (Liability)	$—	$(54,551,151)	$—	$(54,551,151)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $19,022,869 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,873,083,533
Cash denominated in foreign currencies (c)	977,928
Receivable for:
Investments sold	3,686,904
Fund shares sold	656,269
Dividends and interest	5,152,732
Prepaid expenses	5,271

Total Assets	1,883,562,637
Liabilities
Collateral for securities loaned	54,551,151
Payables for:
Investments purchased	6,942,223
Fund shares redeemed	1,083,148
Accrued Expenses:
Management fees	972,301
Distribution and service fees	127,774
Deferred trustees’ fees	101,823
Other expenses	552,098

Total Liabilities	64,330,518

Net Assets	$1,819,232,119

Net Assets Consist of:
Paid in surplus	$1,988,036,180
Undistributed net investment income	34,867,812
Accumulated net realized loss	(240,366,724)
Unrealized appreciation on investments and foreign currency transactions	36,694,851

Net Assets	$1,819,232,119

Net Assets
Class A	$1,211,129,380
Class B	600,327,043
Class E	7,775,696
Capital Shares Outstanding*
Class A	119,279,081
Class B	59,670,535
Class E	768,762
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.15
Class B	10.06
Class E	10.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,836,066,050.
(b)	Includes securities loaned at value of $52,770,968.
(c)	Identified cost of cash denominated in foreign currencies was $972,705.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$50,375,463
Interest	2,763
Securities lending income	560,105
Other income (b)	291,225

Total investment income	51,229,556
Expenses
Management fees	12,746,100
Administration fees	58,721
Custodian and accounting fees	430,564
Distribution and service fees—Class B	1,540,604
Distribution and service fees—Class E	11,888
Audit and tax services	51,291
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	110,371
Insurance	13,194
Miscellaneous	110,061

Total expenses	15,154,154
Less management fee waiver	(1,140,085)
Less broker commission recapture	(8,334)

Net expenses	14,005,735

Net Investment Income	37,223,821

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (c)	(61,474,050)
Foreign currency transactions	(909,777)

Net realized loss	(62,383,827)

Net change in unrealized appreciation (depreciation) on:
Investments	13,295,657
Foreign currency transactions	(55,053)

Net change in unrealized appreciation	13,240,604

Net realized and unrealized loss	(49,143,223)

Net Decrease in Net Assets From Operations	$(11,919,402)

(a)	Net of foreign withholding taxes of $4,253,109.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(c)	Net of foreign capital gains tax of $661.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,223,821	$38,483,701
Net realized gain (loss)	(62,383,827)	60,221,083
Net change in unrealized appreciation (depreciation)	13,240,604	(119,787,668)

Decrease in net assets from operations	(11,919,402)	(21,082,884)

From Distributions to Shareholders
Net investment income
Class A	(27,293,206)	(39,305,196)
Class B	(12,317,440)	(19,247,124)
Class E	(166,089)	(258,498)

Total distributions	(39,776,735)	(58,810,818)

Decrease in net assets from capital share transactions	(33,277,675)	(66,353,024)

Total decrease in net assets	(84,973,812)	(146,246,726)

Net Assets
Beginning of period	1,904,205,931	2,050,452,657

End of period	$1,819,232,119	$1,904,205,931

Undistributed net investment income
End of period	$34,867,812	$38,169,871

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,409,534	$33,694,404	3,063,653	$34,262,043
Reinvestments	2,802,177	27,293,206	3,397,165	39,305,196
Redemptions	(5,633,341)	(57,554,729)	(9,608,203)	(113,333,774)

Net increase (decrease)	578,370	$3,432,881	(3,147,385)	$(39,766,535)

Class B
Sales	3,185,293	$31,550,565	4,317,377	$47,532,717
Reinvestments	1,275,097	12,317,440	1,676,579	19,247,124
Redemptions	(7,990,187)	(80,196,116)	(8,242,289)	(92,736,513)

Net decrease	(3,529,797)	$(36,328,111)	(2,248,333)	$(25,956,672)

Class E
Sales	49,208	$480,185	35,257	$389,246
Reinvestments	17,105	166,089	22,420	258,498
Redemptions	(103,131)	(1,028,719)	(113,643)	(1,277,561)

Net decrease	(36,818)	$(382,445)	(55,966)	$(629,817)

Decrease derived from capital shares transactions		$(33,277,675)		$(66,353,024)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.46	$10.93	$12.01	$10.34	$9.03

Income (Loss) from Investment Operations
Net investment income (a)	0.21 (b)	0.22	0.34	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.29)	(0.35)	(1.13)	1.75	1.27

Total from investment operations	(0.08)	(0.13)	(0.79)	1.98	1.52

Less Distributions
Distributions from net investment income	(0.23)	(0.34)	(0.29)	(0.31)	(0.21)

Total distributions	(0.23)	(0.34)	(0.29)	(0.31)	(0.21)

Net Asset Value, End of Period	$10.15	$10.46	$10.93	$12.01	$10.34

Total Return (%) (c)	(0.67)	(1.50)	(6.74)	19.58	16.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.76	0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.68	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	2.11 (b)	1.95	2.89	2.08	2.59
Portfolio turnover rate (%)	37	35	28	34	36
Net assets, end of period (in millions)	$1,211.1	$1,241.2	$1,332.2	$1,733.3	$1,800.5

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.36	$10.83	$11.90	$10.25	$8.95

Income (Loss) from Investment Operations
Net investment income (a)	0.19 (b)	0.19	0.30	0.20	0.22
Net realized and unrealized gain (loss) on investments	(0.29)	(0.35)	(1.11)	1.73	1.26

Total from investment operations	(0.10)	(0.16)	(0.81)	1.93	1.48

Less Distributions
Distributions from net investment income	(0.20)	(0.31)	(0.26)	(0.28)	(0.18)

Total distributions	(0.20)	(0.31)	(0.26)	(0.28)	(0.18)

Net Asset Value, End of Period	$10.06	$10.36	$10.83	$11.90	$10.25

Total Return (%) (c)	(0.88)	(1.77)	(6.95)	19.26	16.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.01	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (d)	0.93	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets (%)	1.88 (b)	1.70	2.56	1.81	2.29
Portfolio turnover rate (%)	37	35	28	34	36
Net assets, end of period (in millions)	$600.3	$654.6	$708.9	$824.6	$774.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.41	$10.89	$11.96	$10.30	$8.99

Income (Loss) from Investment Operations
Net investment income (a)	0.20 (b)	0.20	0.31	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.29)	(0.36)	(1.11)	1.74	1.27

Total from investment operations	(0.09)	(0.16)	(0.80)	1.95	1.50

Less Distributions
Distributions from net investment income	(0.21)	(0.32)	(0.27)	(0.29)	(0.19)

Total distributions	(0.21)	(0.32)	(0.27)	(0.29)	(0.19)

Net Asset Value, End of Period	$10.11	$10.41	$10.89	$11.96	$10.30

Total Return (%) (c)	(0.76)	(1.76)	(6.83)	19.36	16.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.91	0.91	0.90	0.90
Net ratio of expenses to average net assets (%) (d)	0.83	0.85	0.85	0.85	0.85
Ratio of net investment income to average net assets (%)	1.98 (b)	1.80	2.67	1.92	2.42
Portfolio turnover rate (%)	37	35	28	34	36
Net assets, end of period (in millions)	$7.8	$8.4	$9.4	$11.6	$11.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to foreign currency transactions, broker commission recapture, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $14,110,473. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 23,662,299. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$675,843,560	$0	$680,621,697

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $3,398,159 in purchases and $7,163,882 in sales of investments, which are included above, and resulted in realized gains of $168,522.

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$12,746,100	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to $500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

An identical agreement was in place for the period December 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-18

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$39,776,735	$58,810,818	$—	$—	$39,776,735	$58,810,818

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$36,720,944	$—	$17,825,469	$(160,705,604)	$(62,543,049)	$(168,702,240)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment long-term accumulated capital losses of $62,543,049. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$138,525,793	$22,179,811	$160,705,604

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-19

Met Investors Series Trust

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Research International Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Research International Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-23

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2016, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2016. The Board also noted that the Portfolio outperformed its Lipper Index for the one-year period ended June 30, 2016, and underperformed its Lipper Index for the three- and five-year periods ended June 30, 2016. The Board noted that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended October 31, 2016, and underperformed its benchmark for the three- and five-year periods ended October 31, 2016. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the five-year period ended October 31, 2016, and underperformed its other benchmark for the one- and three-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-26

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-27

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-28

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-29

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-30

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned -8.27%, -8.46%, and -8.34%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 7.33%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market was overwhelmed by negative news early in 2016 but staged a turnaround over the remainder of the year. Concerns about China’s economy, falling oil prices and U.S. Federal Reserve (the “Fed”) monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.’s referendum to leave the European Union and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

Within the mid-cap growth universe, as represented by the Russell Midcap Growth Index, commodity-related and cyclical sectors led, with Energy, Materials, Financials, Industrials and Information Technology (“IT”) ending the year with double-digit gains. The Utilities and Health Care sectors were the weakest performers, with negative returns for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection accounted for nearly all of the Portfolio’s relative underperformance, particularly within the IT, Health Care and Financials sectors. In the IT sector, Twitter was the largest detractor. The global communication platform’s shares languished over the fourth quarter as speculation regarding a potential acquisition of the company by a strategic buyer, which had buoyed the shares in preceding months, subsided. In addition, the announcement that the company’s chief operating officer is leaving the company also weighed on investor sentiment. While the company’s execution has been mixed, at period end we continued to believe that Twitter is a valuable asset as the reach of its global platform is far greater than its registered user base, and accordingly the company has a sizeable opportunity to monetize user engagement via various advertising solutions.

Illumina was the largest detractor in the Health Care sector and the overall Portfolio for the year. The genetic testing and analysis company continued to address the execution issues in Europe which had plagued results earlier this year by appointing a new head of sales and regional general manager. Then, in October, shares declined sharply when the company preannounced weaker than expected quarterly results, and lowered its financial outlook for the year due to changing purchase patterns for its higher end sequencing systems. As of year-end, we continued to monitor the situation but continued to believe that longer-term demand should remain solid due to the value of the research Illumina’s technology enables. Illumina’s tools facilitate a greater understanding as to how genetic variations shape health, impact diseases, and affect patient responses to medications.

A lack of exposure to the Real Estate sector and our stock selection in the Materials sector each contributed a small relative gain. In terms of individual holdings, Zillow was the Portfolio’s largest positive contributor to relative performance. Zillow, which operates a home and real estate online marketplace, advanced on stronger-than-expected results and a healthy outlook. We were attracted to Zillow as it is a market leader in the under penetrated online real estate market. The company has built a residential real estate database with offline records that are hard to access and combined it with a consumer friendly interface, and its information creates more transparency in the home buying process.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we had very little turnover in the Portfolio during the year, as our ongoing work reaffirms our assessment of quality and competitive advantage in the Portfolio’s holdings.

At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care and Consumer Discretionary, with no exposure to the Consumer Staples, Energy, Telecommunication Services, Real Estate or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	-8.27	6.19	5.69	—
Class B	-8.46	5.94	5.43	—
Class E	-8.34	6.05	—	6.29
Russell Midcap Growth Index	7.33	13.51	7.83	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
athenahealth, Inc.	5.6
Tesla Motors, Inc.	5.5
Illumina, Inc.	5.1
Intuitive Surgical, Inc.	5.0
Workday, Inc. - Class A	4.9
S&P Global, Inc.	4.7
Marriott International, Inc. - Class A	4.6
Twitter, Inc.	4.2
NVIDIA Corp.	3.9
TransDigm Group, Inc.	3.6

Top Sectors

% of Net Assets
Information Technology	34.4
Consumer Discretionary	21.1
Health Care	20.8
Industrials	10.6
Financials	9.2
Materials	2.5

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.68%	$1,000.00	$982.30	$3.39
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class B(a)	Actual	0.93%	$1,000.00	$981.60	$4.63
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

Class E(a)	Actual	0.83%	$1,000.00	$981.80	$4.13
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
TransDigm Group, Inc. (a)	128,524	$31,997,335

Automobiles—5.5%
Tesla Motors, Inc. (a) (b)	228,680	48,866,629

Biotechnology—0.7%
Alnylam Pharmaceuticals, Inc. (a) (b)	58,204	2,179,158
Intrexon Corp. (a) (b)	131,879	3,204,660
Juno Therapeutics, Inc. (a) (b)	60,552	1,141,405

		6,525,223

Capital Markets—8.2%
MSCI, Inc.	388,221	30,584,050
S&P Global, Inc.	389,749	41,913,608

		72,497,658

Construction Materials—2.5%
Martin Marietta Materials, Inc.	100,037	22,161,197

Consumer Finance—1.0%
LendingClub Corp. (b)	1,670,256	8,768,844

Health Care Equipment & Supplies—6.0%
DexCom, Inc. (a) (b)	151,303	9,032,789
Intuitive Surgical, Inc. (b)	69,610	44,144,574

		53,177,363

Health Care Technology—9.0%
athenahealth, Inc. (a) (b)	467,574	49,174,758
Veeva Systems, Inc. - Class A (b)	735,650	29,940,955

		79,115,713

Hotels, Restaurants & Leisure—9.1%
Chipotle Mexican Grill, Inc. (b)	23,591	8,901,356
Dunkin’ Brands Group, Inc. (a)	588,978	30,886,006
Marriott International, Inc. - Class A	491,389	40,628,043

		80,415,405

Internet Software & Services—10.7%
Dropbox, Inc. (b) (c) (d)	460,161	4,417,546
MercadoLibre, Inc. (a)	108,907	17,004,739
SurveyMonkey, Inc. (b) (c) (d)	303,799	1,947,351
Twitter, Inc. (b)	2,291,530	37,351,939
Zillow Group, Inc. - Class A (a) (b)	311,116	11,340,178
Zillow Group, Inc. - Class C (a) (b)	627,028	22,867,711

		94,929,464

IT Services—3.1%
Gartner, Inc. (b)	269,802	27,268,888

Life Sciences Tools & Services—5.1%
Illumina, Inc. (b)	349,828	44,791,977

Multiline Retail—3.1%
Dollar Tree, Inc. (b)	357,936	27,625,500

Professional Services—7.0%
IHS Markit, Ltd. (b)	885,509	31,355,874
Verisk Analytics, Inc. (b)	377,311	30,626,334

		61,982,208

Semiconductors & Semiconductor Equipment—3.9%
NVIDIA Corp. (a)	321,523	34,319,365

Software—14.0%
Activision Blizzard, Inc.	238,418	8,609,274
Atlassian Corp. plc - Class A (b)	348,832	8,399,874
Mobileye NV (a) (b)	128,467	4,897,162
ServiceNow, Inc. (b)	402,261	29,904,083
Splunk, Inc. (a) (b)	554,531	28,364,261
Workday, Inc. - Class A (a) (b)	653,213	43,170,847

		123,345,501

Textiles, Apparel & Luxury Goods—2.8%
Michael Kors Holdings, Ltd. (b)	373,822	16,066,870
Under Armour, Inc. - Class C (b)	334,656	8,423,291

		24,490,161

Total Common Stocks (Cost $783,114,343)		842,278,431

Convertible Preferred Stock—2.2%

Internet Software & Services—2.2%
Airbnb, Inc. - Series D (b) (c) (d) (Cost $7,659,587)	188,136	19,771,212

Preferred Stocks—1.0%

Internet & Direct Marketing Retail—0.5%
Flipkart Online Pvt., Ltd. - Series D (b) (c) (d)	98,557	4,978,114

Internet Software & Services—0.1%
Dropbox, Inc. - Series A (b) (c) (d)	51,888	498,125

Software—0.4%
Palantir Technologies, Inc. - Series G (b) (c) (d)	541,563	2,193,331
Palantir Technologies, Inc. - Series H (b) (c) (d)	174,289	705,870
Palantir Technologies, Inc. - Series H-1 (b) (c) (d)	174,289	705,870

		3,605,071

Total Preferred Stocks (Cost $5,614,903)		9,081,310

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Purchased Option—0.1%

Security Description	Notional/ Principal Amount*	Value

Currency Option—0.1%
USD Call/CNY Put, Strike Price CNY 7.90 Expires 05/23/17 (Counterparty - Royal Bank of Scotland plc) (e) (Cost $469,704)	114,786,032	$428,382

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $10,896,056 on 01/03/17, collateralized by $11,165,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $11,118,889.	10,896,020	10,896,020

Total Short-Term Investments (Cost $10,896,020)		10,896,020

Securities Lending Reinvestments (f)—19.2%

Certificates of Deposit—9.8%
Chiba Bank, Ltd., New York 0.950%, 02/02/17	500,000	500,069
Cooperative Rabobank UA New York 1.278%, 10/13/17 (g)	2,500,000	2,500,563
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (g)	5,500,000	5,504,339
Credit Industriel et Commercial 1.245%, 04/05/17 (g)	3,900,000	3,902,106
Credit Suisse AG New York 1.335%, 04/03/17 (g)	4,500,000	4,500,985
1.364%, 04/11/17 (g)	1,500,000	1,500,327
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	500,000	500,004
DNB NOR Bank ASA 1.130%, 07/28/17 (g)	2,200,000	2,199,615
DZ Bank London 0.990%, 03/01/17	3,500,000	3,500,735
ING Bank NV 1.265%, 04/18/17 (g)	5,000,000	5,009,166
KBC Bank NV 1.000%, 01/04/17	500,000	500,000
1.050%, 01/17/17	5,000,000	5,000,600
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (g)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (g)	3,500,000	3,501,053
1.436%, 04/18/17 (g)	2,900,000	2,900,911
National Australia Bank London 1.034%, 05/02/17 (g)	4,000,000	4,003,776
Natixis New York 1.262%, 04/07/17 (g)	4,000,000	4,001,604

Certificates of Deposit—(Continued)
Rabobank London 1.281%, 10/13/17 (g)	2,000,000	2,004,797
Royal Bank of Canada New York 1.145%, 04/04/17 (g)	3,750,000	3,749,036
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (g)	4,000,000	4,002,040
1.395%, 04/12/17 (g)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (g)	2,000,000	1,999,710
1.351%, 04/26/17 (g)	3,000,000	3,000,354
1.364%, 04/10/17 (g)	2,500,000	2,500,967
Svenska Handelsbanken New York 1.266%, 05/18/17 (g)	5,000,000	5,000,870
UBS, Stamford 1.084%, 05/12/17 (g)	1,900,000	1,899,856
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (g)	2,300,000	2,300,644
1.264%, 10/26/17 (g)	2,200,000	2,201,503

		86,188,821

Commercial Paper—4.9%
ABN AMRO Funding USA 0.910%, 01/11/17	2,993,175	2,999,067
Atlantic Asset Securitization LLC 0.990%, 01/12/17	997,525	999,676
Barton Capital Corp. 1.160%, 03/28/17	2,991,300	2,992,212
Commonwealth Bank Australia 1.236%, 10/23/17 (g)	4,000,000	4,002,248
Den Norske ASA 1.206%, 04/27/17 (g)	2,200,000	2,200,117
HSBC plc 1.216%, 04/25/17 (g)	5,800,000	5,799,750
Macquarie Bank, Ltd. 0.950%, 01/03/17	4,988,389	4,999,465
Ridgefield Funding Co. LLC 1.000%, 01/03/17	3,990,000	3,999,772
Sheffield Receivables Co. 1.050%, 01/06/17	1,994,517	1,999,740
Toronto Dominion Holding Corp. 0.600%, 01/05/17	2,996,900	2,999,664
Versailles Commercial Paper LLC 1.050%, 01/17/17	2,293,023	2,298,972
Victory Receivables Corp. 1.050%, 01/04/17	4,187,873	4,199,702
Westpac Banking Corp. 1.232%, 10/20/17 (g)	3,800,000	3,806,635

		43,297,020

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—3.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $1,600,053 on 01/03/17, collateralized by $3,202,749 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $1,631,973.	1,599,973	$1,599,973
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $8,003,558 on 01/03/17, collateralized by various Common Stock with a value of $8,892,440.	8,000,000	8,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $6,025,160 on 03/03/17, collateralized by various Common Stock with a value of $6,600,000.	6,000,000	6,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,600,180 on 01/03/17, collateralized by $1,582,968 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,632,827.	1,600,000	1,600,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $4,001,467 on 01/06/17, collateralized by $3,957,421 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $4,082,067.	4,000,000	4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,512,008 on 04/03/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $3,000,200 on 01/03/17, collateralized by $5,387,293 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $3,060,204.	3,000,000	3,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $2,000,151 on 01/03/17, collateralized by $2,934,729 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $2,040,000.	2,000,000	2,000,000

		33,699,973

Time Deposits—0.7%
OP Corporate Bank plc 1.010%, 01/04/17	2,500,000	2,500,000
1.200%, 01/23/17	150,000	150,000
Shinkin Central Bank 1.200%, 01/27/17	700,000	700,000
1.220%, 01/26/17	2,500,000	2,500,000

		5,850,000

Total Securities Lending Reinvestments (Cost $168,989,662)		169,035,814

Total Investments—119.0% (Cost $976,744,219) (h)		1,051,491,169
Other assets and liabilities (net)—(19.0)%		(167,963,055)

Net Assets—100.0%		$883,528,114

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $163,679,823 and the collateral received consisted of cash in the amount of $168,932,675. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 4.0% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $35,217,419, which is 4.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $978,565,164. The aggregate unrealized appreciation and depreciation of investments were $155,561,729 and $(82,635,724), respectively, resulting in net unrealized appreciation of $72,926,005 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$19,771,212
Dropbox, Inc.	05/01/12	460,161	4,165,241	4,417,546
Dropbox, Inc. - Series A	05/25/12	51,888	470,125	498,125
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	4,978,114
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	2,193,331
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	705,870
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	705,870
SurveyMonkey, Inc.	11/25/14	303,799	4,997,494	1,947,351

				$35,217,419

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$31,997,335	$—	$—	$31,997,335
Automobiles	48,866,629	—	—	48,866,629
Biotechnology	6,525,223	—	—	6,525,223
Capital Markets	72,497,658	—	—	72,497,658
Construction Materials	22,161,197	—	—	22,161,197
Consumer Finance	8,768,844	—	—	8,768,844
Health Care Equipment & Supplies	53,177,363	—	—	53,177,363
Health Care Technology	79,115,713	—	—	79,115,713
Hotels, Restaurants & Leisure	80,415,405	—	—	80,415,405
Internet Software & Services	88,564,567	—	6,364,897	94,929,464
IT Services	27,268,888	—	—	27,268,888
Life Sciences Tools & Services	44,791,977	—	—	44,791,977
Multiline Retail	27,625,500	—	—	27,625,500
Professional Services	61,982,208	—	—	61,982,208
Semiconductors & Semiconductor Equipment	34,319,365	—	—	34,319,365
Software	123,345,501	—	—	123,345,501
Textiles, Apparel & Luxury Goods	24,490,161	—	—	24,490,161
Total Common Stocks	835,913,534	—	6,364,897	842,278,431
Total Convertible Preferred Stock*	—	—	19,771,212	19,771,212
Total Preferred Stocks*	—	—	9,081,310	9,081,310
Total Purchased Option*	—	428,382	—	428,382
Total Short-Term Investment*	—	10,896,020	—	10,896,020
Total Securities Lending Reinvestments*	—	169,035,814	—	169,035,814
Total Investments	$835,913,534	$180,360,216	$35,217,419	$1,051,491,169

Collateral for Securities Loaned (Liability)	$—	$(168,932,675)	$—	$(168,932,675)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales	Balance as of December 31, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2016
Common Stocks
Internet Software & Services	$8,770,092	$—	$(2,405,195)	$—	$6,364,897	$(2,405,195)
Convertible Preferred Stocks
Internet Software & Services	15,737,577	—	4,033,635		19,771,212	4,033,635
Preferred Stocks
Internet & Direct Marketing Retail	10,246,971	—	(5,268,857)		4,978,114	(5,268,857)
Internet Software & Services	518,582	(2,178,276)	2,219,470	(61,651)	498,125	10,378
Software	6,854,086	—	(3,249,015)		3,605,071	(3,249,015)

Total	$42,127,308	$(2,178,276)	$(4,669,962)	$(61,651)	$35,217,419	$(6,879,054)

	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$4,417,546	M&A Transaction	Enterprise Value/TTM Revenue	9.1x	9.1x	9.1x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	5.2x	5.2x	5.2x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,947,351	Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	4.9x	4.9x	4.9x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Preferred Stocks
Internet & Catalog Retail	4,978,114	Discounted Cash Flow	Weighted Average Cost of Capital	17.50%	19.50%	18.50%	Decrease
			Perpetual Growth Rate	3.50%	4.50%	4.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	2.2x	2.2x	2.2x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
Internet Software & Services	498,125	M&A Transaction	Enterprise Value/TTM Revenue	9.1x	9.1x	9.1x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	5.2x	5.2x	5.2x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease

Software	3,605,071	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	8.3x	8.3x	8.3x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Convertible Preferred Stocks
Internet Software & Services	19,771,212	Market Transaction Method	Precedent Transaction	$105.00	$105.00	$105.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	12.8x	12.8x	12.8x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,051,491,169
Receivable for:
Fund shares sold	2,565,448
Dividends and interest	16,354
Prepaid expenses	2,554

Total Assets	1,054,075,525
Liabilities
Cash collateral for purchased option contracts	370,000
Collateral for securities loaned (c)	168,989,662
Payables for:
Investments purchased	54,317
Fund shares redeemed	256,896
Accrued Expenses:
Management fees	483,857
Distribution and service fees	71,269
Deferred trustees’ fees	105,952
Other expenses	215,458

Total Liabilities	170,547,411

Net Assets	$883,528,114

Net Assets Consist of:
Paid in surplus	$864,250,818
Undistributed net investment income	2,666,490
Accumulated net realized loss	(58,136,144)
Unrealized appreciation on investments	74,746,950

Net Assets	$883,528,114

Net Assets
Class A	$547,368,775
Class B	325,148,124
Class E	11,011,215
Capital Shares Outstanding*
Class A	37,944,383
Class B	23,481,726
Class E	783,337
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.43
Class B	13.85
Class E	14.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $976,744,219.
(b)	Includes securities loaned at value of $163,679,823.
(c)	Includes amortization on securities lending reinvestments of $56,987.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$6,042,681
Interest	11,818
Securities lending income	3,709,712
Other income (a)	160,649

Total investment income	9,924,860
Expenses
Management fees	5,990,144
Administration fees	29,785
Custodian and accounting fees	52,511
Distribution and service fees—Class B	844,426
Distribution and service fees—Class E	17,686
Audit and tax services	46,642
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	180,714
Insurance	6,656
Miscellaneous	42,618

Total expenses	7,292,542
Less management fee waiver	(104,700)
Less broker commission recapture	(105,838)

Net expenses	7,082,004

Net Investment Income	2,842,856

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(57,905,677)
Foreign currency transactions	15,804

Net realized loss	(57,889,873)

Net change in unrealized depreciation on investments	(25,881,396)

Net realized and unrealized loss	(83,771,269)

Net Decrease in Net Assets From Operations	$(80,928,413)

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,842,856	$(3,731,394)
Net realized gain (loss)	(57,889,873)	49,384,563
Net change in unrealized depreciation	(25,881,396)	(91,632,652)

Decrease in net assets from operations	(80,928,413)	(45,979,483)

Decrease in net assets from capital share transactions	(42,843,264)	(183,435,551)

Total decrease in net assets	(123,771,677)	(229,415,034)

Net Assets
Beginning of period	1,007,299,791	1,236,714,825

End of period	$883,528,114	$1,007,299,791

Undistributed net investment income (Accumulated loss)
End of period	$2,666,490	$(86,332)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,252,031	$17,952,256	1,158,658	$18,690,253
Redemptions	(3,375,719)	(49,901,292)	(10,533,242)	(178,695,905)

Net decrease	(2,123,688)	$(31,949,036)	(9,374,584)	$(160,005,652)

Class B
Sales	1,826,054	$24,835,983	1,341,112	$21,078,366
Redemptions	(2,415,508)	(34,573,322)	(2,671,153)	(42,885,411)

Net decrease	(589,454)	$(9,737,339)	(1,330,041)	$(21,807,045)

Class E
Sales	35,438	$493,384	30,711	$485,725
Redemptions	(116,082)	(1,650,273)	(129,667)	(2,108,579)

Net decrease	(80,644)	$(1,156,889)	(98,956)	$(1,622,854)

Decrease derived from capital shares transactions		$(42,843,264)		$(183,435,551)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.72	$16.51	$16.31	$11.81	$10.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06 (b)	(0.04)	(0.01)	0.02	0.12
Net realized and unrealized gain (loss) on investments	(1.35)	(0.75)	0.22	4.59	0.91

Total from investment operations	(1.29)	(0.79)	0.21	4.61	1.03

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.11)	0.00

Total distributions	0.00	0.00	(0.01)	(0.11)	0.00

Net Asset Value, End of Period	$14.43	$15.72	$16.51	$16.31	$11.81

Total Return (%) (c)	(8.27)	(4.78)	1.29	39.30	9.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.68	0.69	0.69	0.72
Net ratio of expenses to average net assets (%) (d)	0.69	0.67	0.68	0.68	0.71
Ratio of net investment income (loss) to average net assets (%)	0.40 (b)	(0.25)	(0.04)	0.17	1.07
Portfolio turnover rate (%)	42	23	42	56	36
Net assets, end of period (in millions)	$547.4	$629.9	$816.5	$930.3	$649.3

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.13	$15.93	$15.77	$11.42	$10.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02 (b)	(0.08)	(0.05)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	(1.30)	(0.72)	0.21	4.44	0.88

Total from investment operations	(1.28)	(0.80)	0.16	4.43	0.97

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.08)	0.00

Total distributions	0.00	0.00	0.00	(0.08)	0.00

Net Asset Value, End of Period	$13.85	$15.13	$15.93	$15.77	$11.42

Total Return (%) (c)	(8.46)	(5.02)	1.01	39.02	9.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.93	0.94	0.94	0.97
Net ratio of expenses to average net assets (%) (d)	0.94	0.92	0.93	0.93	0.96
Ratio of net investment income (loss) to average net assets (%)	0.15 (b)	(0.49)	(0.29)	(0.08)	0.80
Portfolio turnover rate (%)	42	23	42	56	36
Net assets, end of period (in millions)	$325.1	$364.1	$404.7	$421.9	$315.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.34	$16.14	$15.96	$11.56	$10.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04 (b)	(0.06)	(0.03)	0.00 (e)	0.10
Net realized and unrealized gain (loss) on investments	(1.32)	(0.74)	0.21	4.49	0.90

Total from investment operations	(1.28)	(0.80)	0.18	4.49	1.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.09)	0.00

Total distributions	0.00	0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$14.06	$15.34	$16.14	$15.96	$11.56

Total Return (%) (c)	(8.34)	(4.96)	1.13	39.06	9.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.83	0.84	0.84	0.87
Net ratio of expenses to average net assets (%) (d)	0.84	0.82	0.83	0.83	0.86
Ratio of net investment income (loss) to average net assets (%)	0.25 (b)	(0.39)	(0.18)	0.03	0.87
Portfolio turnover rate (%)	42	23	42	56	36
Net assets, end of period (in millions)	$11.0	$13.3	$15.5	$17.6	$15.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Net investment income was less than $0.01.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, expired capital loss carry forwards and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $10,896,020. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 33,699,973. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$428,382

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$428,382	$—	$(370,000)	$58,382

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Investments (a)	$(1,023,197)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Investments (a)	$(2,028,068)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$137,154,543

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

MIST-18

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$381,296,301	$0	$371,755,713

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $9,712,459 in purchases which are included above.

MIST-19

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,990,144	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period November 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

For the period May 1, 2016 to October 31, 2016, MetLife Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-20

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$—	$—	$—	$—	$—

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,772,441	$—	$72,926,005	$(56,315,195)	$19,383,251

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, $78,901,039 in pre-enactment capital loss carry forwards expired.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $22,604,032 and long-term accumulated capital losses of $33,711,163.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-21

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-22

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-23

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-25

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-26

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-27

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Morgan Stanley Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2016.

MIST-28

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-29

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-30

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-31

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-32

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 0.46%, 0.20%, and 0.31%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 7.86%.

MARKET ENVIRONMENT / CONDITIONS

2016 was a volatile year for global equity markets. Over the first half of the reporting period, the market dislocation that resulted from expectations of the Federal Reserve (the “Fed”) raising rates this year led to a severe underperformance of all things growth-related. Perceived safety and stability were sought after as were the poor performers of the previous year. This meant that the best performing segments of the market were Utilities, Commodities and all things with bond-like characteristics. Oil rebounded from its 2015 year end lows and brought hope to some that we were in for a return to prices seen in early 2015.

The environment shifted over the third quarter of 2016. Cyclicals performed better during the third quarter, especially among the Consumer Discretionary and Information Technology sectors. The performance of bond proxies in the Consumer Staples, Telecommunication Services, and Utilities sectors, which surged in the first half of the year were relatively weak in the third quarter. Financials bounced back from the swoon caused by the U.K.’s referendum to leave the European Union (“Brexit”) late in the second quarter.

During the fourth quarter, markets were largely driven by a turn in expectations. The catalyst was the outcome of the presidential election in the U.S. and a reassessment of electoral dynamics elsewhere. Financials was the best performing sector in the market during the fourth quarter. This change in expectations over the fourth quarter also benefitted the stock prices of luxury and media companies. It drove many cyclical companies and industries as well, especially in the Energy and Materials sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark over the twelve months ended December 31, 2016. The most significant detractors from performance this period included SunEdison, Inc. (Information Technology) (United States), Circassia Pharmaceuticals plc (Health Care) (United Kingdom), and Celldex Therapeutics, Inc. (Health Care) (United States). We exited the Portfolio’s positions in SunEdison and Celldex.

SunEdison owns and operates clean power generation assets and sells silicon wafers to the semiconductor industry. We purchased SunEdison in 2015 after the stock had fallen approximately 70%, presenting what we considered an attractive risk/reward. Our investment thesis was predicated on growth of solar demand, which in turn would increase demand for SunEdison’s EPC (Engineering, Procurement and Construction) expertise. Moreover, we believed that low debt financing costs would allow for faster growth, and returns on SunEdison’s 20-year contracts would rise. As an added incentive for the renewable energy space, the government extended investment tax credits for another few years. The reversal of low debt costs in the energy market that resulted from widening high yield spreads challenged SunEdison’s growth rate. Further, obligations were supposed to be non-recourse to the parent segment; however, this did not turn out to be the case. SunEdison revealed that its accounting was unreliable and that the previously disclosed levels of cash on its balance sheet, which we believed gave us a margin of safety in our investment thesis, were unlikely to be correct. The company filed for bankruptcy. Pharma companies Circassia Pharmaceuticals and Celldex Therapeutics had disappointing results in Phase III drug trials during the reporting period.

Top contributors to performance during the period included LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary) (France), Keyence Corp. (Information Technology) (Japan), and Kering S.A. (Consumer Discretionary) (France). LVMH Moet Hennessy Louis Vuitton is an iconic global luxury company with 70 brands across fashion and leather goods, watches and jewelry, wines and spirits, perfumes and cosmetics, and selective retailing. Brands include Louis Vuitton, Bulgari, Fendi, Givenchy, Tag Heuer, Hennessy, Moet & Chandon, Sephora and Benefit; LVMH also owns DFS, the airport duty-free retailer. Given the wide moat and exclusive nature of the brands LVMH owns, we believe the company is positioned to benefit from the growing demand for luxury goods, particularly in the emerging markets. Customers are willing to pay premium prices, enabling LVMH to earn above-average margins and deliver returns on invested capital in the low double digits. Keyence develops, produces and sells factory automation solutions, such as image processing equipment, control and measuring equipment, as well as sensors. The company reported strong operating results at the close of April for their fiscal third quarter. Kering is a global consumer and luxury brands company, with popular names such as Gucci, Bottega Veneta, Yves Saint Laurent and Puma. These brands tend to garner high margins and in our view have timeless appeal even through fashion cycles.

At period end, the Portfolio had its largest overweight positions in Information Technology, Consumer Discretionary, Health Care, Industrials and Financials. The Portfolio had underweight positions in Energy, Consumer Staples, Materials, Utilities, Telecommunication Services and Real Estate. On a country basis, the

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio had its largest overweight positions in Japan, Germany and France, with its most significant underweight positions in the United States, Canada and Australia. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	0.46	10.60	4.64
Class B	0.20	10.32	4.36
Class E	0.31	10.45	4.47
MSCI ACWI (All Country World Index)	7.86	9.36	3.56

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
S&P Global, Inc.	3.1
Citigroup, Inc.	3.0
Aetna, Inc.	2.9
Airbus Group SE	2.7
Alphabet, Inc.- Class C	2.7
Murata Manufacturing Co., Ltd.	2.6
Alphabet, Inc.- Class A	2.6
LVMH Moet Hennessy Louis Vuitton SE	2.5
SAP SE	2.4
Colgate-Palmolive Co.	2.4

Top Countries

% of Net Assets
United States	47.1
Japan	14.2
Germany	9.2
France	6.4
United Kingdom	4.7
Switzerland	4.2
India	3.3
Spain	3.2
Netherlands	2.7
Sweden	1.4

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.62%	$1,000.00	$1,091.10	$3.26
	Hypothetical*	0.62%	$1,000.00	$1,022.02	$3.15

Class B(a)	Actual	0.87%	$1,000.00	$1,089.80	$4.57
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

Class E(a)	Actual	0.77%	$1,000.00	$1,090.20	$4.05
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

China—1.3%
JD.com, Inc. (ADR) (a) (b)	646,809	$16,454,821

Denmark—0.4%
FLSmidth & Co. A/S	118,242	4,901,397

France—6.4%
Kering S.A.	98,614	22,107,758
LVMH Moet Hennessy Louis Vuitton SE	168,047	32,042,756
Societe Generale S.A.	347,759	17,071,717
Technip S.A.	179,652	12,748,544

		83,970,775

Germany—7.3%
Allianz SE	140,360	23,201,948
Bayer AG	172,802	18,027,735
Linde AG	78,091	12,804,906
SAP SE	358,114	31,297,423
Siemens AG	74,770	9,190,871

		94,522,883

India—3.3%
DLF, Ltd.	10,511,018	17,193,890
ICICI Bank, Ltd. (ADR)	2,242,500	16,796,325
Zee Entertainment Enterprises, Ltd.	1,413,049	9,407,796

		43,398,011

Ireland—0.6%
Shire plc	138,456	7,845,771

Italy—1.2%
Brunello Cucinelli S.p.A.	240,119	5,140,513
Prysmian S.p.A.	233,963	6,005,681
Tod’s S.p.A. (a)	65,871	4,282,652

		15,428,846

Japan—14.2%
Dai-ichi Life Holdings Inc.	1,144,300	18,959,046
FANUC Corp.	59,400	10,044,579
KDDI Corp.	771,000	19,466,138
Keyence Corp.	37,700	25,831,237
Kyocera Corp.	339,500	16,838,877
Murata Manufacturing Co., Ltd.	257,500	34,290,538
Nidec Corp.	308,200	26,505,215
Nintendo Co., Ltd.	30,000	6,271,366
Sumitomo Mitsui Financial Group, Inc.	283,900	10,762,665
Suzuki Motor Corp.	291,500	10,232,491
TDK Corp.	75,300	5,163,337

		184,365,489

Netherlands—2.7%
Airbus Group SE	527,792	34,833,529

Spain—3.2%
Banco Bilbao Vizcaya Argentaria S.A.	1,108,585	7,478,868
Industria de Diseno Textil S.A.	809,297	27,617,668

Spain—(Continued)
International Consolidated Airlines Group S.A.	1,211,660	6,571,056

		41,667,592

Sweden—1.4%
Assa Abloy AB - Class B	990,952	18,382,155

Switzerland—4.2%
Credit Suisse Group AG (b)	360,321	5,145,030
Nestle S.A.	155,324	11,140,783
Roche Holding AG	50,546	11,517,068
UBS Group AG	1,748,867	27,378,396

		55,181,277

United Kingdom—4.7%
Circassia Pharmaceuticals plc (b)	2,218,564	2,569,723
Earthport plc (b)	6,014,217	1,573,602
International Game Technology plc	422,201	10,774,570
Prudential plc	1,208,023	24,095,405
Unilever plc	542,943	21,962,111

		60,975,411

United States—45.3%
3M Co.	121,880	21,764,112
ACADIA Pharmaceuticals, Inc. (a) (b)	340,290	9,813,964
Adobe Systems, Inc. (b)	214,630	22,096,159
Aetna, Inc.	307,320	38,110,753
Alphabet, Inc. - Class A (b)	43,080	34,138,746
Alphabet, Inc. - Class C (b)	44,698	34,498,810
Anthem, Inc.	159,760	22,968,695
Biogen, Inc. (b)	51,890	14,714,966
BioMarin Pharmaceutical, Inc. (b)	77,130	6,389,449
Bluebird Bio, Inc. (b)	74,310	4,584,927
Citigroup, Inc.	652,910	38,802,441
Colgate-Palmolive Co.	474,500	31,051,280
Emerson Electric Co.	174,540	9,730,605
Facebook, Inc. - Class A (a) (b)	232,330	26,729,567
FNF Group (a)	327,260	11,113,750
Gilead Sciences, Inc.	188,410	13,492,040
Goldman Sachs Group, Inc. (The)	104,600	25,046,470
Intuit, Inc.	259,880	29,784,847
Ionis Pharmaceuticals, Inc. (a) (b)	208,730	9,983,556
MacroGenics, Inc. (a) (b)	232,240	4,746,986
Maxim Integrated Products, Inc.	672,790	25,949,510
PayPal Holdings, Inc. (b)	300,880	11,875,734
S&P Global, Inc.	372,030	40,008,106
Sage Therapeutics, Inc. (b)	135,920	6,940,075
Tiffany & Co. (a)	224,380	17,373,743
Twitter, Inc. (a) (b)	542,260	8,838,838
United Parcel Service, Inc. - Class B	147,350	16,892,204
Vertex Pharmaceuticals, Inc. (b)	40,320	2,970,374
Walt Disney Co. (The)	262,720	27,380,678
Whole Foods Market, Inc. (a)	162,220	4,989,887

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Zimmer Biomet Holdings, Inc.	161,310	$16,647,192

		589,428,464

Total Common Stocks (Cost $1,005,537,159)		1,251,356,421

Preferred Stock—1.9%

Germany—1.9%
Bayerische Motoren Werke (BMW) AG (Cost $20,781,882)	319,537	24,508,692

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $23,462,868 on 01/03/17, collateralized by $24,035,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $23,935,735.	23,462,789	23,462,789

Total Short-Term Investments (Cost $23,462,789)		23,462,789

Securities Lending Reinvestments (c)—6.1%

Certificates of Deposit—3.0%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	1,500,000	1,499,692
Barclays New York 0.894%, 02/10/17 (d)	1,500,000	1,500,485
Chiba Bank, Ltd., New York 0.870%, 01/10/17	600,000	600,014
0.920%, 02/03/17	3,000,000	3,000,333
Cooperative Rabobank UA New York 1.278%, 10/13/17 (d)	500,000	500,113
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (d)	1,250,000	1,250,986
Credit Industriel et Commercial 1.245%, 04/05/17 (d)	1,000,000	1,000,540
Credit Suisse AG New York 1.335%, 04/03/17 (d)	1,000,000	1,000,219
1.364%, 04/11/17 (d)	500,000	500,109
1.364%, 05/12/17 (d)	1,000,000	1,000,104
DG Bank New York 0.940%, 01/12/17	750,000	750,040
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	600,000	599,895
DZ Bank AG New York 1.010%, 02/27/17	1,000,000	1,000,289
DZ Bank London 0.990%, 03/01/17	1,000,000	1,000,210

Certificates of Deposit—(Continued)
ING Bank NV 1.265%, 04/18/17 (d)	1,400,000	1,402,566
KBC Bank NV 1.050%, 01/17/17	1,000,000	1,000,120
KBC Brussells 1.050%, 01/27/17	500,000	500,095
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	798,164	799,656
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (d)	1,000,000	1,000,473
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (d)	600,000	600,181
1.436%, 04/18/17 (d)	1,500,000	1,500,471
National Australia Bank London 1.034%, 05/02/17 (d)	1,500,000	1,501,416
1.182%, 11/09/17 (d)	1,000,000	997,520
National Bank of Canada 0.650%, 01/06/17	1,500,000	1,500,060
Rabobank London 1.281%, 10/13/17 (d)	500,000	501,199
Royal Bank of Canada New York 1.145%, 04/04/17 (d)	1,250,000	1,249,679
1.281%, 10/13/17 (d)	500,000	500,388
Sumitomo Bank New York 1.215%, 05/05/17 (d)	500,000	500,833
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (d)	1,000,000	1,000,510
1.395%, 04/12/17 (d)	500,000	500,570
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (d)	3,700,000	3,699,463
1.364%, 04/10/17 (d)	1,000,000	1,000,387
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	1,250,000	1,250,218
UBS, Stamford 1.084%, 05/12/17 (d)	800,000	799,939
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	800,000	800,224
1.264%, 10/26/17 (d)	700,000	700,478

		38,509,475

Commercial Paper—1.4%
ABN AMRO Funding USA 0.910%, 01/11/17	498,863	499,845
Atlantic Asset Securitization LLC 0.990%, 01/12/17	748,144	749,757
Barton Capital Corp. 0.660%, 01/12/17	1,997,690	1,999,502
Commonwealth Bank Australia 1.236%, 10/23/17 (d)	1,500,000	1,500,843
Den Norske ASA 1.206%, 04/27/17 (d)	600,000	600,032
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,500,000	2,500,015

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
HSBC plc 1.216%, 04/25/17 (d)	1,600,000	$1,599,931
Macquarie Bank, Ltd. 0.930%, 01/19/17	748,218	749,537
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,496,250	1,499,914
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935
Starbird Funding Corp. 1.240%, 06/13/17 (d)	1,500,000	1,499,879
Toronto Dominion Holding Corp. 0.600%, 01/05/17	998,967	999,888
United Overseas Bank, Ltd. 0.900%, 02/22/17	997,700	998,731
Versailles Commercial Paper LLC 1.000%, 01/31/17	498,667	499,624
1.050%, 01/17/17	498,483	499,776
Westpac Banking Corp. 1.232%, 10/20/17 (d)	1,000,000	1,001,746

		17,698,955

Repurchase Agreements—1.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $928,051 on 01/03/17, collateralized by $1,857,634 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $946,565.	928,004	928,004
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $300,032 on 01/03/17, collateralized by $306,270 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $306,002.	300,000	300,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,501,181 on 01/03/17, collateralized by various Common Stock with a value of $5,001,998.	4,500,000	4,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $2,008,387 on 03/03/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,206,148 on 04/03/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $641,639 on 01/03/17, collateralized by $595,368 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $654,435.	641,603	641,603

		19,569,607

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	700,000	700,000
1.200%, 01/23/17	1,200,000	1,200,000
Shinkin Central Bank 1.200%, 01/27/17	200,000	200,000
1.220%, 01/26/17	900,000	900,000

		3,000,000

Total Securities Lending Reinvestments (Cost $78,766,341)		78,778,037

Total Investments—106.0% (Cost $1,128,548,171) (e)		1,378,105,939
Other assets and liabilities (net)— (6.0)%		(77,918,844)

Net Assets—100.0%		$1,300,187,095

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $76,630,630 and the collateral received consisted of cash in the amount of $78,749,381. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,133,852,083. The aggregate unrealized appreciation and depreciation of investments were $274,007,722 and $(29,753,866), respectively, resulting in net unrealized appreciation of $244,253,856 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2016

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Internet Software & Services	8.0
Capital Markets	7.5
Banks	7.0
Software	6.9
Biotechnology	6.5
Electronic Equipment, Instruments & Components	6.3
Insurance	5.9
Textiles, Apparel & Luxury Goods	4.9
Health Care Providers & Services	4.7
Specialty Retail	3.5

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$16,454,821	$—	$—	$16,454,821
Denmark	—	4,901,397	—	4,901,397
France	—	83,970,775	—	83,970,775
Germany	—	94,522,883	—	94,522,883
India	16,796,325	26,601,686	—	43,398,011
Ireland	—	7,845,771	—	7,845,771
Italy	—	15,428,846	—	15,428,846
Japan	—	184,365,489	—	184,365,489
Netherlands	—	34,833,529	—	34,833,529
Spain	—	41,667,592	—	41,667,592
Sweden	—	18,382,155	—	18,382,155
Switzerland	—	55,181,277	—	55,181,277
United Kingdom	10,774,570	50,200,841	—	60,975,411
United States	589,428,464	—	—	589,428,464
Total Common Stocks	633,454,180	617,902,241	—	1,251,356,421
Total Preferred Stock*	—	24,508,692	—	24,508,692
Total Short-Term Investment*	—	23,462,789	—	23,462,789
Total Securities Lending Reinvestments*	—	78,778,037	—	78,778,037
Total Investments	$633,454,180	$744,651,759	$—	$1,378,105,939

Collateral for Securities Loaned (Liability)	$—	$(78,749,381)	$—	$(78,749,381)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,378,105,939
Receivable for:
Investments sold	1,810,174
Fund shares sold	147,007
Dividends and interest	1,141,933
Prepaid expenses	3,682

Total Assets	1,381,208,735
Liabilities
Collateral for securities loaned	78,749,381
Payables for:
Fund shares redeemed	796,521
Foreign taxes	320,100
Accrued Expenses:
Management fees	647,820
Distribution and service fees	78,412
Deferred trustees’ fees	124,643
Other expenses	304,763

Total Liabilities	81,021,640

Net Assets	$1,300,187,095

Net Assets Consist of:
Paid in surplus	$1,059,776,291
Undistributed net investment income	11,213,177
Accumulated net realized loss	(19,973,425)
Unrealized appreciation on investments and foreign currency transactions (c)	249,171,052

Net Assets	$1,300,187,095

Net Assets
Class A	$925,514,730
Class B	354,027,561
Class E	20,644,804
Capital Shares Outstanding*
Class A	47,997,334
Class B	18,455,547
Class E	1,074,446
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.28
Class B	19.18
Class E	19.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,128,548,171.
(b)	Includes securities loaned at value of $76,630,630.
(c)	Includes foreign capital gains tax of $320,100.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$22,252,457
Interest	6,990
Securities lending income	891,310
Other income (b)	254,299

Total investment income	23,405,056
Expenses
Management fees	8,333,958
Administration fees	44,509
Custodian and accounting fees	171,909
Distribution and service fees—Class B	894,656
Distribution and service fees—Class E	32,948
Audit and tax services	51,292
Legal	36,131
Trustees’ fees and expenses	45,228
Shareholder reporting	100,003
Insurance	8,933
Miscellaneous	68,368

Total expenses	9,787,935
Less management fee waiver	(987,006)

Net expenses	8,800,929

Net Investment Income	14,604,127

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (c)	(16,786,288)
Foreign currency transactions	(226,178)

Net realized loss	(17,012,466)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	12,510,141
Foreign currency transactions	(25,167)

Net change in unrealized appreciation	12,484,974

Net realized and unrealized loss	(4,527,492)

Net Increase in Net Assets From Operations	$10,076,635

(a)	Net of foreign withholding taxes of $1,718,738.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(c)	Net of foreign capital gains tax of $48,733.
(d)	Includes change in foreign capital gains tax of $(320,100).

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,604,127	$13,943,263
Net realized gain (loss)	(17,012,466)	63,406,101
Net change in unrealized appreciation (depreciation)	12,484,974	(29,999,484)

Increase in net assets from operations	10,076,635	47,349,880

From Distributions to Shareholders
Net investment income
Class A	(10,805,117)	(10,878,277)
Class B	(3,267,233)	(3,845,329)
Class E	(224,399)	(287,989)
Net realized capital gains
Class A	(44,990,271)	(19,985,671)
Class B	(17,932,653)	(9,023,198)
Class E	(1,111,638)	(617,678)

Total distributions	(78,331,311)	(44,638,142)

Increase in net assets from capital share transactions	89,900,099	61,100,082

Total increase in net assets	21,645,423	63,811,820

Net Assets
Beginning of period	1,278,541,672	1,214,729,852

End of period	$1,300,187,095	$1,278,541,672

Undistributed net investment income
End of period	$11,213,177	$10,782,641

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	6,612,047	$125,637,728	7,000,175	$153,664,334
Reinvestments	3,150,502	55,795,388	1,407,385	30,863,948
Redemptions	(3,965,358)	(75,196,317)	(4,310,277)	(92,991,677)

Net increase	5,797,191	$106,236,799	4,097,283	$91,536,605

Class B
Sales	1,267,429	$23,567,086	1,539,031	$32,455,723
Reinvestments	1,201,807	21,199,886	589,218	12,868,527
Redemptions	(3,070,079)	(57,871,292)	(3,342,616)	(71,157,639)

Net decrease	(600,843)	$(13,104,320)	(1,214,367)	$(25,833,389)

Class E
Sales	60,544	$1,131,182	89,999	$1,926,865
Reinvestments	75,653	1,336,037	41,412	905,667
Redemptions	(303,927)	(5,699,599)	(351,122)	(7,435,666)

Net decrease	(167,730)	$(3,232,380)	(219,711)	$(4,603,134)

Increase derived from capital shares transactions		$89,900,099		$61,100,082

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013(a)	2012
Net Asset Value, Beginning of Period	$20.49	$20.34	$20.73	$16.63	$13.91

Income (Loss) from Investment Operations
Net investment income (b)	0.23 (c)	0.24	0.30	0.24	0.26
Net realized and unrealized gain (loss) on investments	(0.24)	0.64	0.14	4.24	2.71

Total from investment operations	(0.01)	0.88	0.44	4.48	2.97

Less Distributions
Distributions from net investment income	(0.23)	(0.26)	(0.21)	(0.38)	(0.25)
Distributions from net realized capital gains	(0.97)	(0.47)	(0.62)	0.00	0.00

Total distributions	(1.20)	(0.73)	(0.83)	(0.38)	(0.25)

Net Asset Value, End of Period	$19.28	$20.49	$20.34	$20.73	$16.63

Total Return (%) (d)	0.46	4.10	2.30	27.32	21.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.74	0.71	0.62
Net ratio of expenses to average net assets (%) (e)	0.63	0.65	0.70	0.69	0.62
Ratio of net investment income to average net assets (%)	1.23 (c)	1.14	1.48	1.27	1.74
Portfolio turnover rate (%)	19	19	22	11	13
Net assets, end of period (in millions)	$925.5	$864.8	$775.0	$484.4	$411.0

	Class B
	Year Ended December 31,
	2016	2015	2014	2013(a)	2012
Net Asset Value, Beginning of Period	$20.38	$20.23	$20.63	$16.54	$13.83

Income (Loss) from Investment Operations
Net investment income (b)	0.19 (c)	0.19	0.24	0.18	0.22
Net realized and unrealized gain (loss) on investments	(0.24)	0.63	0.15	4.23	2.70

Total from investment operations	(0.05)	0.82	0.39	4.41	2.92

Less Distributions
Distributions from net investment income	(0.18)	(0.20)	(0.17)	(0.32)	(0.21)
Distributions from net realized capital gains	(0.97)	(0.47)	(0.62)	0.00	0.00

Total distributions	(1.15)	(0.67)	(0.79)	(0.32)	(0.21)

Net Asset Value, End of Period	$19.18	$20.38	$20.23	$20.63	$16.54

Total Return (%) (d)	0.20	3.86	2.03	27.01	21.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.99	0.96	0.87
Net ratio of expenses to average net assets (%) (e)	0.88	0.90	0.95	0.94	0.87
Ratio of net investment income to average net assets (%)	1.01 (c)	0.90	1.18	0.99	1.49
Portfolio turnover rate (%)	19	19	22	11	13
Net assets, end of period (in millions)	$354.0	$388.4	$410.1	$448.6	$250.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data	Class E
	Year Ended December 31,
	2016	2015	2014	2013(a)	2012
Net Asset Value, Beginning of Period	$20.41	$20.26	$20.66	$16.56	$13.85

Income (Loss) from Investment Operations
Net investment income (b)	0.21 (c)	0.21	0.26	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.24)	0.63	0.15	4.25	2.69

Total from investment operations	(0.03)	0.84	0.41	4.45	2.93

Less Distributions
Distributions from net investment income	(0.20)	(0.22)	(0.19)	(0.35)	(0.22)
Distributions from net realized capital gains	(0.97)	(0.47)	(0.62)	0.00	0.00

Total distributions	(1.17)	(0.69)	(0.81)	(0.35)	(0.22)

Net Asset Value, End of Period	$19.21	$20.41	$20.26	$20.66	$16.56

Total Return (%) (d)	0.31	3.94	2.13	27.19	21.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.89	0.86	0.77
Net ratio of expenses to average net assets (%) (e)	0.78	0.80	0.85	0.84	0.77
Ratio of net investment income to average net assets (%)	1.12 (c)	1.01	1.28	1.07	1.60
Portfolio turnover rate (%)	19	19	22	11	13
Net assets, end of period (in millions)	$20.6	$25.4	$29.6	$34.7	$11.3

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MIST-14

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MIST-15

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to foreign currency transactions, foreign capital gain tax reclasses, distribution re-designations and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $23,462,789. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $19,569,607. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

MIST-16

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$262,463,025	$0	$240,105,827

During the year ended December 31, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $2,739,834 in purchases, which are included above.

MIST-17

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$8,333,958	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $350 million
0.070%	$350 million to $500 million
0.060%	$500 million to $600 million
0.070%	$600 million to $750 million
0.060%	$750 million to $800 million
0.110%	$800 million to $1.25 billion
0.130%	Over $1.25 billion

An identical agreement was in place for the period January 1, 2016 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-18

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$17,561,320	$15,011,595	$60,769,991	$29,626,547	$78,331,311	$44,638,142

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$14,883,491	$—	$243,867,140	$(18,215,186)	$240,535,445

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $18,215,186.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-19

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of the Met Investors Series Trust, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-23

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.
The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Oppenheimer Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and OppenheimerFunds, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2016. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index Net Return, for the three- and five-year periods ended October 31, 2016 and underperformed its benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2017.

MIST-26

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-27

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-28

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-29

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-30

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 11.12%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

In addition to the Chicago Cubs winning the World Series for the first time in 108 years, 2016 most likely will be memorialized for its shocks and surprising political events which in turn greatly affected the performance of capital markets. The year started with a nose dive for global equities and commodities while bonds displayed very strong performance. Concerns about Chinese growth, along with steep declines in commodity prices and energy stocks due to rapidly falling crude oil prices, led investors to be very pessimistic. Although equity and commodity markets staged a recovery in March that carried into the second quarter, an even bigger shock occurred with the outcome of the June 23rd referendum which determined whether the United Kingdom (“U.K.”) would remain in or leave the European Union (“E.U.”). Much to the markets’ surprise, U.K. voters elected to leave the E.U. Market volatility, as measured by the CBOE Volatility Index, subsequently spiked, the British pound plummeted, global equities declined and yields sank lifting bond prices considerably. A rather uneventful third quarter proved to be a welcome respite for markets after a tumultuous second quarter headlined by “Brexit.” A general theme across the globe was a modest improvement in macroeconomic data with continued accommodative policies from central banks. This resulted in a return to generally strong equity market performance and mixed results for both bonds and commodities. The brief return to normalcy across markets quickly vanished following Donald Trump’s historic upset victory in the U.S. presidential election. After an initial negative reaction to the outcome of the election, equities rallied on the presumption that the new Trump administration will spur economic growth with tax cuts, increased infrastructure spending and deregulation. Conversely, these prospects helped contribute to a massive jump in yields sending bond prices even lower. During the three month period, yields on intermediate and longer-term Treasuries dramatically rose at a pace not seen since the “Taper Tantrum” of 2013. While the month of December saw bonds prices recover somewhat, the fourth quarter culminated with the U.S. Federal Reserve raising short-term interest rates by 25 basis points for only the second time in the past ten years.

On the whole, 2016 ultimately ended with strong equity performance across the board. From a regional perspective, we highlight the very robust performance of the U.S. markets; the S&P 500 Index gained 12.0% and the Russell 2000 Index rose a remarkable 21.3%. The MSCI Emerging Markets Index also finished with a double digit return of 11.2% while the MSCI World ex-U.S. Index (Hedged) gained 7.2%. For bonds, the staggering increase in yields during the second half of 2016 weighed heavily on performance. The Citigroup U.S. Treasury Index eked out a 1.0% gain for the year while non-U.S. government bonds fared better with the Citigroup World Government Bond Index ex-U.S. (Hedged) rising by 3.9%. Investment grade credit was another segment of the bond market which saw investor interest wane towards the end of the year. After gaining almost 9% for the year through September, the Bloomberg Barclays U.S. Credit Index lost roughly 3.0% in the fourth quarter and finished 2016 with a 5.6% return. While the increase in longer-term yields also hampered the nominal performance of Treasury Inflation Protected Securities (“TIPS”), the uptick in inflation was supportive for the overall price of TIPS as the Bloomberg Barclays World Government Inflation-Linked Bond Index (Hedged) gained 10.2% for the year. Commodities finally recovered in 2016 and finished the full calendar in positive territory for the first time since 2010. The S&P Goldman Sachs Commodity Index (“GSCI”) gained a solid 11.0% for the year. Commodity prices held up despite a strong U.S. dollar (“USD”) which appreciated against the basket of major currencies (commodities typically have an inverse relationship with a rising USD).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

Each of the main asset classes used in the Portfolio contributed to positive, absolute performance in 2016. These include global equities, nominal fixed income, and inflation protected investments. The Portfolio experienced a relatively balanced contribution to return for the one year period. Nominal fixed income was the largest driver of positive performance (+4.9%) and was closely complemented by both inflation protected investments (+3.8%) and global equities (+3.7%). Nominal fixed income contributed the most to Portfolio performance during the first half of the year when bond prices rallied and government bond yields in the U.S. and abroad sank to record lows. Within nominal fixed income, international government debt was the top contributing asset class driven in part by the large move to safer assets following the surprising outcome of the E.U. referendum. Within inflation protected investments, the Portfolio was buoyed by positive return contribution from both inflation-linked bonds (“ILBs”) and commodities. 2016 saw the annual rate of inflation creep up even closer to the Fed’s 2% target further boosting investor interest in ILBs. Despite the price volatility observed earlier in the year, commodities also contributed positively led by a strong recovery in the Energy sector. In terms of Portfolio equity contribution, U.S. equities contributed the most, small-cap equities in particular. Small cap equities experienced the largest lift during the rally following the result of the U.S. presidential election.

MIST-1

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

On average, the Portfolio maintained a slight overweight position in nominal fixed income and inflation protected investments and an underweight position to equities relative to the Portfolio’s strategic (neutral) risk targets. For the one year period, this active positioning negatively contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures (futures) within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the one-year period performed as expected.

At the end of the period, the Portfolio moved to an underweight position in nominal fixed income and an overweight position to equities relative to the Portfolio’s strategic risk targets. The Portfolio also increased its overweight position to inflation protected assets. Within nominal fixed income, the Portfolio was underweight international government debt and U.S. government debt and overweight investment grade credit. Within equities, the Portfolio was overweight U.S. small cap and emerging markets and underweight U.S. large cap and developed non-U.S. equities. Within inflation protected investments, the Portfolio was overweight both ILBs and commodities.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	11.12	3.81
Dow Jones Moderate Index	7.67	3.99

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

Portfolio Composition as of December 31, 2016

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	120.0
Global Developed Equities	31.9
Commodities - Production Weighted	22.7
Global Inflation-Linked Bonds	18.9
Global Emerging Equities	9.7

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	1.30%	$1,000.00	$969.20	$6.43
	Hypothetical*	1.30%	$1,000.00	$1,018.60	$6.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Foreign Government—17.6% of Net Assets

Security Description	Principal Amount*/ Shares	Value

Sovereign—17.6%
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR) (a)	5,489,337	$6,332,105
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	6,795,702	7,847,530
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	3,861,867	4,638,291
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (a)	7,154,433	14,467,521

Total Foreign Government (Cost $34,671,067)		33,285,447

Mutual Fund—12.1%

Investment Company Security—12.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $23,382,217)	194,793	22,825,844

U.S. Treasury & Government Agencies—9.2%

U.S. Treasury—9.2%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29 (a)	5,322,739	7,277,233
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18 (a)	1,986,792	2,004,862
0.125%, 01/15/23 (a)	2,073,476	2,058,161
0.250%, 01/15/25 (a)	3,857,641	3,793,925
0.375%, 07/15/25 (a)	2,242,438	2,230,257

Total U.S. Treasury & Government Agencies (Cost $17,747,261)		17,364,438

Common Stocks—5.0%

Aerospace & Defense—0.1%
Arconic, Inc.	932	17,279
Boeing Co. (The)	139	21,640
General Dynamics Corp.	111	19,165
L3 Technologies, Inc.	128	19,470
Lockheed Martin Corp.	59	14,747
Northrop Grumman Corp.	68	15,815
Raytheon Co.	120	17,040
Rockwell Collins, Inc.	187	17,346
TransDigm Group, Inc.	35	8,714
United Technologies Corp.	195	21,376

		172,592

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	15,458
Expeditors International of Washington, Inc.	329	17,424
FedEx Corp.	118	21,971

		54,853

Airlines—0.1%
Alaska Air Group, Inc.	237	21,029
American Airlines Group, Inc.	458	21,384
Delta Air Lines, Inc.	345	16,970
Southwest Airlines Co.	394	19,637
United Continental Holdings, Inc. (b)	325	23,686

		102,706

Auto Components—0.0%
Delphi Automotive plc	266	17,915

Automobiles—0.0%
Ford Motor Co.	1,273	15,441

Banks—0.1%
Citigroup, Inc.	272	16,165
Citizens Financial Group, Inc.	469	16,710
Comerica, Inc.	360	24,520
Fifth Third Bancorp	891	24,030
KeyCorp	1,314	24,007
People’s United Financial, Inc.	1,168	22,613
SunTrust Banks, Inc.	327	17,936
U.S. Bancorp	414	21,267
Zions Bancorporation	549	23,629

		190,877

Beverages—0.1%
Brown-Forman Corp. - Class B	614	27,581
Coca-Cola Co. (The)	653	27,073
Constellation Brands, Inc. - Class A	167	25,603
Dr Pepper Snapple Group, Inc.	314	28,470
Molson Coors Brewing Co. - Class B	297	28,901
Monster Beverage Corp. (b)	561	24,875
PepsiCo, Inc.	327	34,214

		196,717

Biotechnology—0.1%
AbbVie, Inc.	342	21,416
Alexion Pharmaceuticals, Inc. (b)	119	14,560
Amgen, Inc.	125	18,276
Biogen, Inc. (b)	61	17,298
Celgene Corp. (b)	176	20,372
Regeneron Pharmaceuticals, Inc. (b)	41	15,051

		106,973

Building Products—0.0%
Allegion plc	226	14,464
Johnson Controls International plc	466	19,195

		33,659

Capital Markets—0.1%
Affiliated Managers Group, Inc. (b)	99	14,385
Ameriprise Financial, Inc.	164	18,194
Bank of New York Mellon Corp. (The)	387	18,336

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
BlackRock, Inc.	37	$14,080
Charles Schwab Corp. (The)	421	16,617
Goldman Sachs Group, Inc. (The)	108	25,861
Legg Mason, Inc.	439	13,130
Moody’s Corp.	137	12,915
Nasdaq, Inc.	203	13,625
S&P Global, Inc.	126	13,550
State Street Corp.	267	20,751
T. Rowe Price Group, Inc.	207	15,579

		197,023

Chemicals—0.2%
Air Products & Chemicals, Inc.	227	32,647
Albemarle Corp.	133	11,449
CF Industries Holdings, Inc.	937	29,497
Dow Chemical Co. (The)	482	27,580
E.I. du Pont de Nemours & Co.	363	26,644
Eastman Chemical Co.	300	22,563
Ecolab, Inc.	246	28,836
FMC Corp.	540	30,542
International Flavors & Fragrances, Inc.	242	28,515
LyondellBasell Industries NV - Class A	338	28,994
Monsanto Co.	303	31,879
Mosaic Co. (The)	1,126	33,025
PPG Industries, Inc.	292	27,670
Praxair, Inc.	237	27,774
Sherwin-Williams Co. (The)	109	29,293

		416,908

Commercial Services & Supplies—0.1%
Cintas Corp.	159	18,374
Pitney Bowes, Inc.	910	13,823
Republic Services, Inc.	355	20,253
Stericycle, Inc. (b)	188	14,483
Waste Management, Inc.	259	18,366

		85,299

Communications Equipment—0.0%
Cisco Systems, Inc.	645	19,492
Harris Corp.	218	22,338
Juniper Networks, Inc.	644	18,199
Motorola Solutions, Inc.	248	20,557

		80,586

Construction & Engineering—0.0%
Jacobs Engineering Group, Inc. (b)	309	17,613

Construction Materials—0.0%
Martin Marietta Materials, Inc.	154	34,115
Vulcan Materials Co.	252	31,538

		65,653

Consumer Finance—0.0%
Navient Corp.	1,182	19,420

Consumer Finance—(Continued)
Synchrony Financial	391	14,182

		33,602

Containers & Packaging—0.1%
Avery Dennison Corp.	416	29,211
Ball Corp.	408	30,629
International Paper Co.	766	40,644
Owens-Illinois, Inc. (b)	1,526	26,568
Sealed Air Corp.	645	29,244
WestRock Co.	609	30,919

		187,215

Distributors—0.0%
Genuine Parts Co.	188	17,962
LKQ Corp. (b)	474	14,528

		32,490

Diversified Consumer Services—0.0%
H&R Block, Inc.	619	14,231

Diversified Financial Services—0.0%
Berkshire Hathaway, Inc. - Class B (b)	118	19,231
Leucadia National Corp.	963	22,390

		41,621

Diversified Telecommunication Services—0.5%
AT&T, Inc.	6,239	265,345
CenturyLink, Inc.	8,085	192,261
Frontier Communications Corp.	35,014	118,347
Level 3 Communications, Inc. (b)	2,591	146,029
Verizon Communications, Inc.	4,414	235,619

		957,601

Electric Utilities—0.3%
Alliant Energy Corp.	1,085	41,111
American Electric Power Co., Inc.	626	39,413
Duke Energy Corp.	524	40,673
Edison International	566	40,746
Entergy Corp.	600	44,082
Eversource Energy	808	44,626
Exelon Corp.	1,327	47,095
FirstEnergy Corp.	1,409	43,637
NextEra Energy, Inc.	341	40,736
PG&E Corp.	679	41,263
Pinnacle West Capital Corp.	554	43,228
PPL Corp.	1,139	38,783
Southern Co. (The)	794	39,057
Xcel Energy, Inc.	1,038	42,246

		586,696

Electrical Equipment—0.0%
Eaton Corp. plc	307	20,597
Emerson Electric Co.	400	22,300

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Rockwell Automation, Inc.	138	$18,547

		61,444

Electronic Equipment, Instruments & Components—0.0%
Corning, Inc.	849	20,605
FLIR Systems, Inc.	560	20,267
TE Connectivity, Ltd.	319	22,100

		62,972

Energy Equipment & Services—0.1%
Baker Hughes, Inc.	474	30,796
Diamond Offshore Drilling, Inc. (b)	769	13,611
FMC Technologies, Inc. (b)	855	30,378
Halliburton Co.	527	28,506
Helmerich & Payne, Inc.	362	28,019
National Oilwell Varco, Inc.	744	27,855
Schlumberger, Ltd.	309	25,941
Transocean, Ltd. (b)	1,837	27,077

		212,183

Equity Real Estate Investment Trusts—0.2%
American Tower Corp.	120	12,682
Apartment Investment & Management Co. - Class A	320	14,544
AvalonBay Communities, Inc.	75	13,286
Crown Castle International Corp.	132	11,454
Digital Realty Trust, Inc.	138	13,560
Equinix, Inc.	36	12,867
Essex Property Trust, Inc.	68	15,810
Extra Space Storage, Inc.	152	11,740
Federal Realty Investment Trust	66	9,379
HCP, Inc.	519	15,425
Host Hotels & Resorts, Inc.	908	17,107
Iron Mountain, Inc.	357	11,595
Kimco Realty Corp.	512	12,882
Macerich Co. (The)	190	13,459
Public Storage	65	14,527
Realty Income Corp.	243	13,968
SL Green Realty Corp.	167	17,961
UDR, Inc.	471	17,182
Ventas, Inc.	235	14,692
Vornado Realty Trust	75	7,828
Welltower, Inc.	226	15,126

		287,074

Food & Staples Retailing—0.1%
Costco Wholesale Corp.	213	34,103
CVS Health Corp.	310	24,462
Kroger Co. (The)	859	29,644
Sysco Corp.	505	27,962
Wal-Mart Stores, Inc.	455	31,450
Walgreens Boots Alliance, Inc.	395	32,690
Whole Foods Market, Inc.	983	30,237

		210,548

Food Products—0.2%
Archer-Daniels-Midland Co.	776	35,424
Campbell Soup Co.	465	28,119
ConAgra Foods, Inc.	632	24,996
General Mills, Inc.	523	32,306
Hershey Co. (The)	333	34,442
Hormel Foods Corp.	875	30,459
J.M. Smucker Co. (The)	241	30,862
Kellogg Co.	424	31,253
Kraft Heinz Co. (The)	384	33,531
Lamb Weston Holdings, Inc. (b)	210	7,948
McCormick & Co., Inc.	290	27,066
Mead Johnson Nutrition Co.	425	30,073
Mondelez International, Inc. - Class A	663	29,391
Tyson Foods, Inc. - Class A	383	23,623

		399,493

Health Care Equipment & Supplies—0.1%
Abbott Laboratories	400	15,364
Baxter International, Inc.	411	18,224
Becton Dickinson & Co.	87	14,403
Boston Scientific Corp. (b)	835	18,061
C.R. Bard, Inc.	79	17,748
DENTSPLY SIRONA, Inc.	281	16,222
Edwards Lifesciences Corp. (b)	178	16,678
Hologic, Inc. (b)	552	22,146
Intuitive Surgical, Inc. (b)	28	17,757
Medtronic plc	241	17,166
St. Jude Medical, Inc.	241	19,326
Stryker Corp.	152	18,211
Varian Medical Systems, Inc. (b)	229	20,560
Zimmer Biomet Holdings, Inc.	155	15,996

		247,862

Health Care Providers & Services—0.2%
Aetna, Inc.	180	22,322
AmerisourceBergen Corp.	256	20,017
Anthem, Inc.	170	24,441
Cardinal Health, Inc.	190	13,674
Centene Corp. (b)	299	16,896
Cigna Corp.	138	18,408
DaVita, Inc. (b)	248	15,922
Express Scripts Holding Co. (b)	249	17,129
HCA Holdings, Inc. (b)	219	16,210
Henry Schein, Inc. (b)	98	14,867
Humana, Inc.	101	20,607
Laboratory Corp. of America Holdings (b)	149	19,129
McKesson Corp.	99	13,904
Patterson Cos., Inc.	400	16,412
Quest Diagnostics, Inc.	252	23,159
UnitedHealth Group, Inc.	129	20,645
Universal Health Services, Inc. - Class B	134	14,255

		307,997

Health Care Technology—0.0%
Cerner Corp. (b)	370	17,527

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.1%
Carnival Corp.	371	$19,314
Chipotle Mexican Grill, Inc. (b)	31	11,697
Darden Restaurants, Inc.	235	17,089
Marriott International, Inc. - Class A	182	15,048
McDonald’s Corp.	77	9,372
Starbucks Corp.	298	16,545
Wyndham Worldwide Corp.	256	19,551
Yum China Holdings, Inc. (b)	200	5,224
Yum! Brands, Inc.	200	12,666

		126,506

Household Durables—0.0%
D.R. Horton, Inc.	484	13,228
Harman International Industries, Inc.	161	17,897
Leggett & Platt, Inc.	379	18,525
Lennar Corp. - Class A	371	15,927
Newell Brands, Inc.	372	16,610

		82,187

Household Products—0.1%
Church & Dwight Co., Inc.	620	27,398
Clorox Co. (The)	240	28,805
Colgate-Palmolive Co.	527	34,487
Kimberly-Clark Corp.	248	28,302
Procter & Gamble Co. (The)	419	35,229

		154,221

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	4,543	52,790
NRG Energy, Inc.	3,473	42,579

		95,369

Industrial Conglomerates—0.0%
3M Co.	128	22,857
General Electric Co.	709	22,405
Roper Technologies, Inc.	117	21,420

		66,682

Insurance—0.1%
Aflac, Inc.	234	16,286
American International Group, Inc.	208	13,584
Aon plc	133	14,834
Assurant, Inc.	141	13,093
Chubb, Ltd.	86	11,362
Cincinnati Financial Corp.	160	12,120
Hartford Financial Services Group, Inc. (The)	261	12,437
Loews Corp.	371	17,374
Marsh & McLennan Cos., Inc.	219	14,802
Principal Financial Group, Inc.	360	20,830
Progressive Corp. (The)	330	11,715
Travelers Cos., Inc. (The)	158	19,342
Unum Group	429	18,846
XL Group, Ltd.	518	19,301

		215,926

Internet & Direct Marketing Retail—0.0%
Amazon.com, Inc. (b)	18	13,498
Priceline Group, Inc. (The) (b)	11	16,127
TripAdvisor, Inc. (b)	171	7,929

		37,554

Internet Software & Services—0.0%
Alphabet, Inc. - Class A (b)	24	19,019
eBay, Inc. (b)	778	23,099
VeriSign, Inc. (b)	187	14,225

		56,343

IT Services—0.2%
Accenture plc - Class A	159	18,624
Alliance Data Systems Corp.	85	19,422
Automatic Data Processing, Inc.	117	12,025
Cognizant Technology Solutions Corp. - Class A (b)	253	14,176
CSRA, Inc.	583	18,563
Fidelity National Information Services, Inc.	255	19,288
Fiserv, Inc. (b)	202	21,469
Global Payments, Inc.	220	15,270
International Business Machines Corp.	136	22,575
MasterCard, Inc. - Class A	199	20,547
Paychex, Inc.	381	23,195
PayPal Holdings, Inc. (b)	441	17,406
Total System Services, Inc.	330	16,180
Visa, Inc. - Class A	273	21,299
Western Union Co. (The)	989	21,481

		281,520

Leisure Products—0.0%
Hasbro, Inc.	185	14,391

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	458	20,866
Illumina, Inc. (b)	113	14,469
PerkinElmer, Inc.	369	19,243
Thermo Fisher Scientific, Inc.	129	18,202
Waters Corp. (b)	131	17,605

		90,385

Machinery—0.1%
Caterpillar, Inc.	282	26,153
Cummins, Inc.	173	23,644
Dover Corp.	308	23,078
Ingersoll-Rand plc	265	19,886
Parker-Hannifin Corp.	176	24,640
Pentair plc	316	17,718

		135,119

Media—0.1%
Comcast Corp. - Class A	310	21,405
Discovery Communications, Inc. - Class A (b)	599	16,419
Discovery Communications, Inc. - Class C (b)	568	15,211
News Corp. - Class B	1,283	15,139

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Time Warner, Inc.	241	$23,264
Twenty-First Century Fox, Inc. - Class A	641	17,974
Twenty-First Century Fox, Inc. - Class B	605	16,486
Walt Disney Co. (The)	178	18,551

		144,449

Metals & Mining—0.1%
Alcoa Corp.	310	8,705
Freeport-McMoRan, Inc. (b)	1,879	24,784
Newmont Mining Corp.	894	30,459
Nucor Corp.	593	35,295

		99,243

Multi-Utilities—0.3%
Ameren Corp.	891	46,742
CenterPoint Energy, Inc.	1,943	47,875
CMS Energy Corp.	1,029	42,827
Consolidated Edison, Inc.	542	39,935
Dominion Resources, Inc.	546	41,818
DTE Energy Co.	443	43,640
NiSource, Inc.	1,839	40,715
Public Service Enterprise Group, Inc.	1,017	44,626
SCANA Corp.	579	42,429
Sempra Energy	423	42,571
WEC Energy Group, Inc.	727	42,639

		475,817

Multiline Retail—0.0%
Dollar Tree, Inc. (b)	182	14,047
Macy’s, Inc.	446	15,971
Nordstrom, Inc.	496	23,773
Target Corp.	251	18,130

		71,921

Oil, Gas & Consumable Fuels—0.4%
Anadarko Petroleum Corp.	413	28,799
Apache Corp.	359	22,786
Cabot Oil & Gas Corp.	763	17,824
Chesapeake Energy Corp. (b)	3,166	22,225
Chevron Corp.	223	26,247
Cimarex Energy Co.	174	23,647
Concho Resources, Inc. (b)	195	25,857
ConocoPhillips	517	25,922
Devon Energy Corp.	320	14,614
EOG Resources, Inc.	272	27,499
EQT Corp.	318	20,797
Exxon Mobil Corp.	297	26,807
Hess Corp.	375	23,359
Kinder Morgan, Inc.	620	12,840
Marathon Oil Corp.	975	16,877
Marathon Petroleum Corp.	616	31,016
Murphy Oil Corp.	647	20,141
Newfield Exploration Co. (b)	486	19,683
Noble Energy, Inc.	589	22,417
Occidental Petroleum Corp.	335	23,862

Oil, Gas & Consumable Fuels—(Continued)
ONEOK, Inc.	538	30,887
Phillips 66	289	24,972
Pioneer Natural Resources Co.	134	24,129
Range Resources Corp.	412	14,156
Southwestern Energy Co. (b)	725	7,845
Spectra Energy Corp.	779	32,009
Tesoro Corp.	271	23,699
Valero Energy Corp.	424	28,968
Williams Cos., Inc. (The)	575	17,906

		657,790

Personal Products—0.0%
Estee Lauder Cos., Inc. (The) - Class A	291	22,259

Pharmaceuticals—0.1%
Bristol-Myers Squibb Co.	248	14,493
Eli Lilly & Co.	277	20,373
Johnson & Johnson	156	17,973
Mallinckrodt plc (b)	257	12,804
Merck & Co., Inc.	389	22,900
Perrigo Co. plc	177	14,732
Pfizer, Inc.	626	20,333
Zoetis, Inc.	438	23,446

		147,054

Professional Services—0.0%
Dun & Bradstreet Corp. (The)	157	19,047
Equifax, Inc.	133	15,725
Robert Half International, Inc.	434	21,170
Verisk Analytics, Inc. (b)	223	18,101

		74,043

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (b)	424	13,352

Road & Rail—0.1%
CSX Corp.	821	29,499
J.B. Hunt Transport Services, Inc.	208	20,191
Ryder System, Inc.	271	20,173
Union Pacific Corp.	252	26,127

		95,990

Semiconductors & Semiconductor Equipment—0.1%
Analog Devices, Inc.	369	26,797
Broadcom, Ltd.	99	17,500
Linear Technology Corp.	465	28,993
Microchip Technology, Inc.	423	27,135
NVIDIA Corp.	348	37,146
QUALCOMM, Inc.	319	20,799
Skyworks Solutions, Inc.	215	16,052
Xilinx, Inc.	406	24,510

		198,932

Software—0.1%
Activision Blizzard, Inc.	400	14,444

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Adobe Systems, Inc. (b)	173	$17,810
Autodesk, Inc. (b)	242	17,911
CA, Inc.	400	12,708
Dell Technologies, Inc. - Class V (b)	73	4,013
Intuit, Inc.	202	23,151
Microsoft Corp.	335	20,817
Oracle Corp.	529	20,340
Red Hat, Inc. (b)	197	13,731
Symantec Corp.	1,161	27,736

		172,661

Specialty Retail—0.1%
Advance Auto Parts, Inc.	94	15,897
AutoZone, Inc. (b)	26	20,535
Bed Bath & Beyond, Inc.	376	15,281
Foot Locker, Inc.	302	21,409
Home Depot, Inc. (The)	149	19,978
L Brands, Inc.	227	14,946
O’Reilly Automotive, Inc. (b)	69	19,210
Ross Stores, Inc.	291	19,090
Staples, Inc.	1,585	14,344
Tiffany & Co.	240	18,583
TJX Cos., Inc. (The)	203	15,251
Ulta Salon Cosmetics & Fragrance, Inc. (b)	62	15,806
Urban Outfitters, Inc. (b)	477	13,585

		223,915

Technology Hardware, Storage & Peripherals—0.0%
HP, Inc.	1,077	15,983
NetApp, Inc.	693	24,442
Western Digital Corp.	314	21,336

		61,761

Textiles, Apparel & Luxury Goods—0.1%
Coach, Inc.	361	12,642
Michael Kors Holdings, Ltd. (b)	279	11,992
NIKE, Inc. - Class B	289	14,690
Ralph Lauren Corp.	153	13,819
Under Armour, Inc. - Class C (b)	605	15,228
VF Corp.	281	14,991

		83,362

Tobacco—0.0%
Altria Group, Inc.	392	26,507
Philip Morris International, Inc.	261	23,879
Reynolds American, Inc.	530	29,701

		80,087

Trading Companies & Distributors—0.0%
Fastenal Co.	397	18,651
WW Grainger, Inc.	91	21,135

		39,786

Water Utilities—0.0%
American Water Works Co., Inc.	578	41,824

Total Common Stocks (Cost $8,857,970)		9,475,820

Short-Term Investments—46.4%

Mutual Funds—10.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.212% (c)	12,019,057	12,019,057
UBS Select Treasury Institutional Fund, Institutional Class, 0.190% (c)	8,517,050	8,517,050

		20,536,107

Repurchase Agreement—20.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $38,862,237 on 01/03/17, collateralized by $36,800,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $39,642,174.	38,862,108	38,862,108

U.S. Treasury—14.9%
U.S. Treasury Bills 0.027%, 01/12/17# (d) (e)	8,150,000	8,149,185
0.043%, 01/19/17# (d)	20,000,000	19,996,320

		28,145,505

Total Short-Term Investments (Cost $87,542,629)		87,543,720

Total Investments—90.3% (Cost $172,201,144) (f)		170,495,269
Other assets and liabilities (net)—9.7%		18,220,173

Net Assets—100.0%		$188,715,442

*	Principal amount stated in U.S. dollars unless otherwise noted.
#	All or a portion represents positions held in the respective subsidiary (See Note 2).
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2016.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $8,149,185.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $172,477,952. The aggregate unrealized appreciation and depreciation of investments were $809,617 and $(2,792,300), respectively, resulting in net unrealized depreciation of $(1,982,683) for federal income tax purposes.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $4,638,291, which is 2.5% of net assets.
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	15,670,000	Barclays Bank plc	01/24/17	$16,396,342	$(116,627)
EUR	2,045,000	State Street Bank and Trust	01/24/17	2,136,975	(18,036)
GBP	1,180,000	Bank of New York	01/24/17	1,445,880	(9,184)
GBP	10,480,000	Credit Agricole	01/24/17	12,997,210	74,273

Net Unrealized Depreciation					$(69,574)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures #	03/13/17	58	USD	2,542,601	$(88,113)
Amsterdam Index Futures	01/20/17	26	EUR	2,464,634	49,986
Australian 10 Year Treasury Bond Futures	03/15/17	202	AUD	25,607,619	141,714
Bloomberg Commodity Index Futures #	03/15/17	466	USD	4,062,998	14,502
Brent Crude Oil Futures #	01/31/17	29	USD	1,577,438	70,342
Canada Government Bond 10 Year Futures	03/22/17	184	CAD	25,531,563	(168,356)
Cattle Feeder Futures #	03/30/17	5	USD	302,564	10,187
Cattle Feeder Futures #	04/27/17	36	USD	2,261,832	(18,132)
Cocoa Futures #	05/15/17	52	USD	1,123,338	(24,578)
Coffee “C” Futures #	03/21/17	14	USD	798,763	(79,251)
Copper Futures #	05/26/17	28	USD	1,840,112	(81,712)
Corn Futures #	07/14/17	12	USD	209,094	9,456
Cotton No. 2 Futures #	05/08/17	46	USD	1,597,738	35,722
DAX Index Futures	03/17/17	9	EUR	2,537,345	44,506
Euro-BTP Futures	03/08/17	146	EUR	19,396,910	377,217
Euro-Bobl Futures	03/08/17	76	EUR	10,061,743	99,094
Euro-Bund Futures	03/08/17	32	EUR	5,171,883	85,177
Euro-Buxl 30 Year Bond Futures	03/08/17	10	EUR	1,709,414	27,144
FTSE 100 Index Futures	03/17/17	23	GBP	1,584,314	45,828
Gasoline RBOB Futures #	01/31/17	18	USD	1,094,954	168,247
Gold 100 oz. Futures #	02/24/17	42	USD	5,064,924	(227,784)
Goldman Sachs Commodity Index Futures #	01/18/17	14	USD	1,362,368	29,757
Hang Seng Index Futures	01/26/17	17	HKD	18,484,530	23,621
IBEX 35 Index Futures	01/20/17	11	EUR	1,017,767	7,060
Interest Rate Swap 10 Year Futures	03/13/17	135	USD	12,832,702	(123,717)
Interest Rate Swap 5 Year Futures	03/13/17	260	USD	25,492,805	(167,180)
Japanese Government 10 Year Bond Futures	03/13/17	2	JPY	300,322,400	1,349
Japanese Government 10 Year Bond Mini Futures	03/10/17	217	JPY	3,262,004,760	(7,947)
Lean Hogs Futures #	04/17/17	54	USD	1,340,246	130,174
Lean Hogs Futures #	06/14/17	45	USD	1,309,908	67,092
Live Cattle Futures #	06/30/17	73	USD	2,961,065	95,445
Low Sulphur Gas Oil Futures #	03/10/17	20	USD	966,071	48,929
MSCI Emerging Markets Mini Index Futures	03/17/17	426	USD	18,660,994	(366,424)
Natural Gas Futures #	02/24/17	19	USD	634,624	65,336
New York Harbor ULSD Futures #	01/31/17	14	USD	927,315	88,867
Nickel Futures #	03/13/17	21	USD	1,426,842	(165,456)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
OMX Stockholm 30 Index Futures	01/20/17	92	SEK	14,226,232	$(27,598)
Russell 2000 Mini Index Futures	03/17/17	262	USD	18,160,400	(385,010)
S&P 500 E-Mini Index Futures	03/17/17	99	USD	11,164,635	(95,445)
S&P TSX 60 Index Futures	03/16/17	21	CAD	3,767,200	(164)
SPI 200 Index Futures	03/16/17	39	AUD	5,395,258	68,533
Silver Futures #	03/29/17	32	USD	2,846,819	(288,579)
Soybean Futures #	03/14/17	21	USD	1,027,464	26,736
Soybean Meal Futures #	03/14/17	31	USD	1,013,228	(31,768)
Soybean Oil Futures #	03/14/17	79	USD	1,668,059	(25,175)
Sugar No. 11 Futures #	02/28/17	6	USD	123,065	8,042
Sugar No. 11 Futures #	04/28/17	41	USD	883,940	20
TOPIX Index Futures	03/09/17	20	JPY	297,255,000	54,289
U.S. Treasury Long Bond Futures	03/22/17	92	USD	13,922,665	(62,290)
U.S. Treasury Note 2 Year Futures	03/31/17	77	USD	16,685,180	(243)
United Kingdom Long Gilt Bond Futures	03/29/17	134	GBP	16,565,737	364,154
Zinc Futures #	03/13/17	31	USD	2,022,285	(27,435)

Net Unrealized Depreciation					$(203,831)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	1.250%	03/15/19	USD	57,606,000	$101,268

#	All or a portion represents positions held in the respective subsidiary (See Note 2).
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$33,285,447	$—	$33,285,447
Total Mutual Fund*	22,825,844	—	—	22,825,844
Total U.S. Treasury & Government Agencies*	—	17,364,438	—	17,364,438
Total Common Stocks*	9,475,820	—	—	9,475,820
Short-Term Investments
Mutual Funds	20,536,107	—	—	20,536,107
Repurchase Agreement	—	38,862,108	—	38,862,108
U.S. Treasury	—	28,145,505	—	28,145,505
Total Short-Term Investments	20,536,107	67,007,613	—	87,543,720
Total Investments	$52,837,771	$117,657,498	$—	$170,495,269

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$74,273	$—	$74,273
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(143,847)	—	(143,847)
Total Forward Contracts	$—	$(69,574)	$—	$(69,574)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,258,526	$—	$—	$2,258,526
Futures Contracts (Unrealized Depreciation)	(2,462,357)	—	—	(2,462,357)
Total Futures Contracts	$(203,831)	$—	$—	$(203,831)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$101,268	$—	$101,268

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$131,633,161
Repurchase Agreement	38,862,108
Cash	16,532,024
Cash denominated in foreign currencies (b)	181,569
Cash collateral for centrally cleared swap contracts	659,940
Unrealized appreciation on forward foreign currency exchange contracts	74,273
Receivable for:
Fund shares sold	703,967
Dividends and interest	121,391
Variation margin on futures contracts	504,254
Variation margin on centrally cleared swap contracts	16,566
Prepaid expenses	248

Total Assets	189,289,501
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	143,847
Payables for:
Fund shares redeemed	122,804
Due to Adviser	17,249
Accrued Expenses:
Management fees	97,308
Distribution and service fees	37,426
Deferred trustees’ fees	48,968
Other expenses	106,457

Total Liabilities	574,059

Net Assets	$188,715,442

Net Assets Consist of:
Paid in surplus	$191,114,105
Undistributed net investment income	20,606
Accumulated net realized loss	(543,733)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(1,875,536)

Net Assets	$188,715,442

Net Assets
Class B	$188,715,442
Capital Shares Outstanding*
Class B	18,289,811
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $133,339,036.
(b)	Identified cost of cash denominated in foreign currencies was $179,690.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$496,899
Interest (a)	228,703
Other income (b)	11,451

Total investment income	737,053
Expenses
Management fees	684,115
Administration fees	38,368
Deferred expense reimbursement	142,277
Custodian and accounting fees	39,087
Distribution and service fees—Class B	263,121
Audit and tax services	92,394
Legal	36,901
Trustees’ fees and expenses	45,228
Shareholder reporting	15,388
Insurance	431
Miscellaneous	10,917

Total expenses	1,368,227

Net Investment Loss	(631,174)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	335
Futures contracts	4,795,488
Swap contracts	(305,620)
Foreign currency transactions	2,331,004

Net realized gain	6,821,207

Net change in unrealized appreciation (depreciation) on:
Investments	(1,173,028)
Futures contracts	(603,977)
Swap contracts	144,310
Foreign currency transactions	(115,418)

Net change in unrealized depreciation	(1,748,113)

Net realized and unrealized gain	5,073,094

Net Increase in Net Assets From Operations	$4,441,920

(a)	Net of foreign withholding taxes of $279.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(631,174)	$(318,860)
Net realized gain (loss)	6,821,207	(2,371,680)
Net change in unrealized depreciation	(1,748,113)	(483,693)

Increase (decrease) in net assets from operations	4,441,920	(3,174,233)

From Distributions to Shareholders
Net investment income
Class B	(3,083,468)	(235,596)
Net realized capital gains
Class B	(3,398,823)	(305,862)

Total distributions	(6,482,291)	(541,458)

Increase in net assets from capital share transactions	136,344,141	35,722,827

Total increase in net assets	134,303,770	32,007,136

Net Assets
Beginning of period	54,411,672	22,404,536

End of period	$188,715,442	$54,411,672

Undistributed (overdistributed) net investment income
End of period	$20,606	$(166,743)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	13,998,616	$150,780,232	4,044,884	$41,431,923
Reinvestments	628,129	6,482,291	53,876	541,458
Redemptions	(1,991,946)	(20,918,382)	(617,371)	(6,250,554)

Net increase	12,634,799	$136,344,141	3,481,389	$35,722,827

Increase derived from capital shares transactions		$136,344,141		$35,722,827

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016		2015	2014(a)
Net Asset Value, Beginning of Period	$9.62		$10.31	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.06	)(c)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.13		(0.48)	0.60

Total from investment operations	1.07		(0.56)	0.54

Less Distributions
Distributions from net investment income	(0.18)		(0.06)	(0.03)
Distributions from net realized capital gains	(0.19)		(0.07)	(0.20)

Total distributions	(0.37)		(0.13)	(0.23)

Net Asset Value, End of Period	$10.32		$9.62	$10.31

Total Return (%) (d)	11.12		(5.48)	5.40	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.30		1.50	3.66	(f)
Net ratio of expenses to average net assets (%) (g)	1.30		1.30	1.30	(f)
Ratio of net investment loss to average net assets (%)	(0.60	)(c)	(0.77)	(0.74	)(f)
Portfolio turnover rate (%)	1		68	9	(e)
Net assets, end of period (in millions)	$188.7		$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $38,084,820 in the Subsidiary, representing 20.1% of the Portfolio’s total assets. All inter-company accounts and transactions have been

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$38,084,820
Total Liabilities	—
Net Assets	38,084,820
Net Investment Income	9,555
Net Realized Gain	1,560,754
Net Change in Unrealized Depreciation	(139,835)
Net Increase in Net Assets from Operations	1,430,474

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign

MIST-19

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (REITs), premium amortization adjustments, controlled foreign corporation adjustments and return of capital distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $38,862,108, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MIST-20

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

MIST-21

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$101,268
	Unrealized appreciation on futures contracts (a) (c)	1,095,849	Unrealized depreciation on futures contracts (a) (c)	$529,733
Equity	Unrealized appreciation on futures contracts (a) (c)	293,823	Unrealized depreciation on futures contracts (a) (c)	874,641
Commodity	Unrealized appreciation on futures contracts (a) (c)	868,854	Unrealized depreciation on futures contracts (a) (c)	1,057,983
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	74,273	Unrealized depreciation on forward foreign currency exchange contracts	143,847

Total		$2,434,067		$2,606,204

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Agricole	$74,273	$—	$—	$74,273

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York	$9,184	$—	$—	$9,184
Barclays Bank plc	116,627	—	—	116,627
State Street Bank and Trust	18,036	—	—	18,036

	$143,847	$—	$—	$143,847

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-22

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$2,500,315	$2,500,315
Futures contracts	(2,564,323)	5,795,505	1,564,306	—	4,795,488
Swap contracts	(305,620)	—	—	—	(305,620)

	$(2,869,943)	$5,795,505	$1,564,306	$2,500,315	$6,990,183

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(118,808)	$(118,808)
Futures contracts	460,213	(923,511)	(140,679)	—	(603,977)
Swap contracts	144,310	—	—	—	144,310

	$604,523	$(923,511)	$(140,679)	$(118,808)	$(578,475)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$15,641,548
Futures contracts long	131,028,079
Futures contracts short	(1,049)
Swap contracts	46,008,000

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

MIST-23

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$26,037,454	$44,010,695	$99,165	$126,710

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$684,115	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2017. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage

MIST-24

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.30%	$89,654	$85,165

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2016, the Adviser was repaid $142,277 by the Portfolio which was deferred in 2014. This amount is shown as Deferred expense reimbursement in the Statement of Operations. There were no expenses deferred by the Adviser for the period ended December 31, 2016.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$2,869,989	$317,260	$1,931,098	$162,502	$1,681,204	$61,696	$6,482,291	$541,458

MIST-25

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Late Year Ordinary and Post October Capital Loss Deferrals	Other Accumulated Capital Losses	Total
$—	$—	$(1,925,580)	$(424,115)	$—	$(2,349,695)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized accumulated capital losses of $238,975.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-26

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PanAgora Global Diversified Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PanAgora Global Diversified Risk Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 14, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of PanAgora Global Diversified Risk Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 14, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-27

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-28

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-29

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-30

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-31

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-32

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning April 14, 2014) periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2016, and outperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees were below the Expense Universe median and the Sub-advised Expense Universe median and were equal to the Expense Group median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the medians of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-33

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-34

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-35

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-36

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-37

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 5.17%, 4.98%, and 4.97%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned 4.68%.

MARKET ENVIRONMENT / CONDITIONS

At the onset of the first quarter of 2016, global growth fears gripped markets amidst uncertainty surrounding China, falling commodity prices, and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan, and China, announced additional easing measures, though the European Central Bank (the “ECB”) notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the Federal Reserve (the “Fed”) from hiking rates for the second time. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of the U.K.’s referendum on leaving the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction, and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger U.S. dollar and heightened election uncertainty, mixed with increasing rates, weighed on risk sentiment toward the end of the November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off, and inflation expectations lurched higher. The potential for growth-enhancing policies—including infrastructure spending, tax reform and deregulation—along with solid economic data helped solidify the Fed’s widely expected hike in December; this hawkish tilt shifted its infamous “dots” higher for 2017 (reflecting Fed governors’ expectations for future interest rates)—even with the widely expected rate hike—contributed to front-end U.S. rates moving higher and the dollar strengthening.

PORTFOLIO REVIEW/PERIOD END POSITIONING

An overweight to U.S. breakeven inflation levels (the difference between nominal and real yields) added to performance as the curve rallied in the wake of the U.S. presidential election and the Organization of the Petroleum Exporting Countries (OPEC) production cut. Meanwhile, long exposure to U.K. real rates contributed to performance as rates fell across the curve, given risk-off sentiment post-Brexit. Short exposure to U.S. and U.K. nominal rates detracted, with global interest rates drifting lower over the first half of the year on risk-off sentiment and central bank support.

Through the use of currency forwards, the Portfolio was long the Brazilian real for most of the reporting period, which contributed to performance as the currency appreciated relative to the U.S dollar. Sector selection within credit was positive for performance as spreads narrowed throughout the period. An allocation to the securitized sector was positive for performance, as the sector continued to benefit from the ongoing housing recovery. The Portfolio’s exposure to external emerging market debt contributed to portfolio performance as spreads narrowed throughout the period.

The Portfolio ended the reporting period with a neutral duration position relative to the benchmark, and continued to overweight real duration exposure in the U.S. We continued our tactical Treasury Inflation-Protected Securities (TIPS) curve positioning based on relative value and roll-down opportunities (as bond valuations increased as they moved closer to maturity). Given that inflation expectations stayed below expected levels and strong core inflation dynamics are in place, we maintained an overweight to breakeven inflation levels in the U.S. The Portfolio remains short U.K. breakeven inflation, given structural pension fund buying making U.K. long-dated breakevens appear rich while yields remain anchored well-below zero. Within spread sectors, we remained focused on high-quality sources of yield such as corporate issues concentrated within financials. At year end,

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

the Portfolio’s non U.S. dollar currency exposures were primarily focused in a long U.S. dollar position relative to the Chinese renminbi, which we expected to exhibit further weakness.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	5.17	0.95	4.48
Class B	4.98	0.71	4.22
Class E	4.97	0.81	4.32
Bloomberg Barclays U.S. TIPS Index	4.68	0.89	4.36

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	96.2
Corporate Bonds & Notes	11.9
Foreign Government	7.6
Asset-Backed Securities	3.3
Mortgage-Backed Securities	2.2
Purchased Options	0.5

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.77%	$1,000.00	$990.90	$3.85
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

Class B(a)	Actual	1.02%	$1,000.00	$990.80	$5.10
	Hypothetical*	1.02%	$1,000.00	$1,020.01	$5.18

Class E(a)	Actual	0.92%	$1,000.00	$990.80	$4.60
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—96.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—3.2%
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	47,000,000	$46,619,765
3.500%, TBA (a)	20,000,000	20,493,809
Fannie Mae ARM Pool 1.741%, 07/01/44 (b)	15,527	15,824
1.741%, 09/01/44 (b)	33,120	33,759
2.872%, 11/01/34 (b)	690,779	732,322
Fannie Mae REMICS (CMO) 0.644%, 12/25/36 (b)	60,539	59,240
0.816%, 07/25/37 (b)	625,701	611,426
0.906%, 08/25/34 (b)	80,447	79,045
1.106%, 07/25/37 (b)	18,081	18,154
1.136%, 07/25/37 (b)	133,429	134,152
1.436%, 02/25/41 (b)	2,001,726	2,021,180
2.858%, 05/25/35 (b)	403,911	425,644
Fannie Mae Whole Loan (CMO) 1.106%, 05/25/42 (b)	60,525	60,541
Freddie Mac ARM Non-Gold Pool 2.707%, 01/01/34 (b)	86,353	91,532
Freddie Mac REMICS (CMO) 0.854%, 10/15/20 (b)	133,192	132,924
0.934%, 02/15/19 (b)	194,612	194,303
1.154%, 08/15/33 (b)	1,232,267	1,234,101
Freddie Mac Strips (CMO) 1.154%, 09/15/42 (b)	7,909,142	7,872,756
Freddie Mac Structured Pass-Through Securities (CMO) 1.016%, 08/25/31 (b)	47,106	46,190
1.741%, 10/25/44 (b)	2,710,847	2,778,847
1.741%, 02/25/45 (b)	828,040	840,516
Government National Mortgage Association (CMO) 1.360%, 08/20/66 (b)	298,743	297,817

		84,793,847

U.S. Treasury—93.0%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (c) (d) (e)	9,535,835	8,730,564
0.750%, 02/15/42 (c) (d)	32,391,727	30,665,961
1.000%, 02/15/46 (c) (d)	78,934,709	79,268,287
1.375%, 02/15/44 (c) (d) (e)	126,411,037	137,953,756
1.750%, 01/15/28 (c) (d)	109,900,614	122,707,332
2.000%, 01/15/26 (c) (d)	5,484,799	6,178,977
2.125%, 02/15/40 (c) (d)	40,484,270	50,140,173
2.125%, 02/15/41 (c) (d) (e)	11,887,818	14,798,693
2.375%, 01/15/25 (c) (d)	208,953,521	239,921,686
2.375%, 01/15/27 (c) (d)	44,627,299	52,278,694
2.500%, 01/15/29 (c) (d)	129,928,037	156,713,091
3.625%, 04/15/28 (c) (d)	64,548,576	84,876,343
3.875%, 04/15/29 (c) (d)	88,575,089	121,099,596
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18 (c) (d) (e) (f) (g)	42,110,579	42,493,575
0.125%, 04/15/19 (c) (d)	71,261,907	72,151,469
0.125%, 04/15/20 (c) (d) (f) (g)	31,688,233	32,017,474
0.125%, 04/15/21 (c)	1,770	1,780

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (c) (d)	55,673,276	55,767,698
0.125%, 07/15/22 (c) (d)	229,308,412	229,888,792
0.125%, 01/15/23 (c) (d)	270,752,961	268,753,179
0.125%, 07/15/24 (c) (d)	37,309,700	36,652,863
0.125%, 07/15/26 (c) (d)	2,682,397	2,593,881
0.250%, 01/15/25 (c) (d)	57,364,553	56,417,063
0.375%, 07/15/23 (c) (d) (f)	150,815,666	152,166,220
0.375%, 07/15/25 (c)	13,373,085	13,300,442
0.625%, 07/15/21 (c) (d) (f) (g)	79,297,952	81,827,557
0.625%, 01/15/24 (c) (d)	74,992,747	76,310,445
0.625%, 01/15/26 (c)	11,393,648	11,493,696
1.250%, 07/15/20 (c) (d)	64,704,295	68,336,405
1.375%, 07/15/18 (c) (f)	1,165,778	1,209,719
1.375%, 01/15/20 (c) (d)	29,901,150	31,447,458
1.625%, 01/15/18 (c) (d)	23,059,864	23,662,488
1.875%, 07/15/19 (c) (d) (e) (f) (g)	16,188,744	17,237,483
U.S. Treasury Notes 1.750%, 11/30/21 (d)	39,070,000	38,778,499
2.000%, 11/15/26 (d)	3,600,000	3,463,733
2.125%, 12/31/21 (d) (e)	1,100,000	1,109,410
2.125%, 05/15/25 (d) (e)	26,700,000	26,174,330

		2,448,588,812

Total U.S. Treasury & Government Agencies (Cost $2,625,147,566)		2,533,382,659

Corporate Bonds & Notes—11.9%

Agriculture—0.0%
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	100,000	100,410

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 5.000%, 05/15/18	2,000,000	2,078,460
Volkswagen Group of America Finance LLC 1.386%, 05/22/18 (144A) (b)	1,200,000	1,194,291

		3,272,751

Banks—9.5%
Bank of America N.A. 1.750%, 06/05/18	15,300,000	15,299,357
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	5,000,000	5,385,000
Citigroup, Inc. 1.406%, 05/01/17 (b)	33,800,000	33,825,925
Cooperatieve Rabobank UA 1.220%, 04/28/17 (b)	33,450,000	33,471,709
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,658,529
Deutsche Bank AG 4.250%, 10/14/21 (144A)	12,100,000	12,146,658
Goldman Sachs Group, Inc. (The) 2.163%, 09/15/20 (b)	10,000,000	10,093,220

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	$3,271,551
JPMorgan Chase & Co. 1.432%, 04/25/18 (b)	28,120,000	28,199,242
7.900%, 04/30/18 (b)	900,000	931,950
Mitsubishi UFJ Financial Group, Inc. 2.811%, 03/01/21 (b)	4,100,000	4,242,413
Nykredit Realkredit A/S 1.000%, 04/01/17 (DKK)	25,800,000	3,665,083
1.000%, 07/01/17 (DKK)	79,800,000	11,367,249
2.000%, 04/01/17 (DKK)	15,100,000	2,149,825
2.000%, 07/01/17 (DKK)	58,200,000	8,334,487
2.000%, 10/01/17 (DKK)	31,400,000	4,522,534
2.500%, 10/01/47 (DKK)	21,900,000	3,128,793
3.000%, 10/01/47 (DKK)	1,800,000	265,062
Realkredit Danmark A/S 1.000%, 01/01/17 (DKK)	64,300,000	9,104,425
1.000%, 04/01/17 (DKK)	119,400,000	16,956,744
1.000%, 04/01/18 (DKK)	4,100,000	589,518
2.000%, 01/01/17 (DKK)	26,700,000	3,780,531
2.000%, 04/01/17 (DKK)	209,600,000	29,838,433
2.500%, 10/01/47 (DKK)	15,500,000	2,214,991
Santander Holdings USA, Inc. 2.380%, 11/24/17 (b)	500,000	504,284

		249,947,513

Computers—0.1%
Hewlett Packard Enterprise Co. 2.450%, 10/05/17	3,400,000	3,418,904

Diversified Financial Services—1.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.750%, 05/15/19	100,000	101,875
4.250%, 07/01/20	350,000	359,625
4.625%, 10/30/20	300,000	312,000
Ally Financial, Inc. 3.250%, 02/13/18	15,200,000	15,276,000
BRFkredit A/S 2.000%, 10/01/17 (DKK)	13,500,000	1,944,401
2.500%, 10/01/47 (DKK)	2,700,000	385,646
4.000%, 01/01/18 (DKK)	7,000,000	1,033,542
CIT Group, Inc. 3.875%, 02/19/19	600,000	612,750
4.250%, 08/15/17	200,000	202,750
5.000%, 05/15/18 (144A)	100,000	101,250
5.250%, 03/15/18	300,000	310,875
5.375%, 05/15/20	200,000	212,500
5.500%, 02/15/19 (144A)	400,000	422,000
6.625%, 04/01/18 (144A)	100,000	105,375
International Lease Finance Corp. 4.625%, 04/15/21	200,000	207,250
5.875%, 04/01/19	300,000	318,594
6.250%, 05/15/19	800,000	860,000
8.250%, 12/15/20	600,000	699,000

Diversified Financial Services—(Continued)
Navient Corp. 4.625%, 09/25/17	300,000	304,875
5.500%, 01/15/19	400,000	415,000
Nordea Kredit Realkreditaktieselskab 1.000%, 10/01/17 (DKK)	10,500,000	1,501,236
2.000%, 10/01/17 (DKK)	20,700,000	2,981,416
2.000%, 01/01/18 (DKK)	500,000	72,435
2.500%, 10/01/47 (DKK)	4,500,000	643,540
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	100,000	104,250
Springleaf Finance Corp. 8.250%, 12/15/20	100,000	108,750
Synchrony Financial 2.287%, 11/09/17 (b)	800,000	805,238

		30,402,173

Healthcare-Services—0.1%
Aetna, Inc. 1.601%, 12/08/17 (b)	2,000,000	2,006,896
2.400%, 06/15/21	1,500,000	1,493,208

		3,500,104

Media—0.0%
DISH DBS Corp. 4.625%, 07/15/17	100,000	101,125

Oil & Gas—0.4%
Petrobras Global Finance B.V. 4.250%, 10/02/23 (EUR)	600,000	617,700
4.375%, 05/20/23	300,000	262,110
5.375%, 01/27/21	5,100,000	4,987,800
6.250%, 12/14/26 (GBP)	300,000	343,766
8.375%, 05/23/21	2,500,000	2,693,750

		8,905,126

Pharmaceuticals—0.1%
AbbVie, Inc. 1.800%, 05/14/18	2,900,000	2,902,178

Pipelines—0.0%
Kinder Morgan, Inc. 7.250%, 06/01/18	300,000	319,700

Real Estate Investment Trusts—0.2%
Unibail-Rodamco SE 1.650%, 04/16/19 (b)	5,800,000	5,770,130

Telecommunications—0.0%
Sprint Communications, Inc. 8.375%, 08/15/17	100,000	103,750

Transportation—0.2%
AP Moeller - Maersk A/S 2.550%, 09/22/19 (144A)	100,000	99,595

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR)	3,900,000	$4,054,020

		4,153,615

Trucking & Leasing—0.0%
AerCap Aviation Solutions B.V. 6.375%, 05/30/17	100,000	101,775

Total Corporate Bonds & Notes (Cost $319,466,060)		312,999,254

Foreign Government—7.6%

Sovereign—7.6%
Brazil Letras do Tesouro Nacional 12.018%, 01/01/18 (BRL)	214,200,000	59,043,239
12.644%, 04/01/17 (BRL)	189,400,000	56,400,372
France Government Bond OAT 1.850%, 07/25/27 (EUR) (c)	1,709,870	2,298,438
2.250%, 07/25/20 (EUR) (c)	5,892,192	7,066,440
Hellenic Republic Government Bonds 3.000%, 02/24/23 (EUR) (h)	7,000	6,005
3.000%, 02/24/25 (EUR) (h)	7,000	5,771
3.000%, 02/24/26 (EUR) (h)	31,000	25,325
3.000%, 02/24/29 (EUR) (h)	173,000	129,957
3.000%, 02/24/30 (EUR) (h)	149,000	109,645
3.000%, 02/24/31 (EUR) (h)	142,000	102,868
3.000%, 02/24/32 (EUR) (h)	143,000	101,748
3.000%, 02/24/33 (EUR) (h)	110,000	76,727
3.000%, 02/24/34 (EUR) (h)	76,000	52,045
3.000%, 02/24/35 (EUR) (h)	13,000	8,776
3.000%, 02/24/36 (EUR) (h)	180,000	120,080
3.000%, 02/24/37 (EUR) (h)	303,000	199,346
3.000%, 02/24/38 (EUR) (h)	303,000	198,263
3.000%, 02/24/40 (EUR) (h)	58,000	37,880
3.000%, 02/24/41 (EUR) (h)	33,000	21,617
3.000%, 02/24/42 (EUR) (h)	206,000	135,197
Hellenic Republic Government International Bonds 3.800%, 08/08/17 (JPY)	150,000,000	1,248,128
4.500%, 07/03/17 (JPY)	300,000,000	2,515,508
Italy Buoni Poliennali Del Tesoro 1.700%, 09/15/18 (EUR) (c)	3,762,900	4,132,847
2.350%, 09/15/24 (144A) (EUR) (c)	12,940,288	15,541,918
2.550%, 09/15/41 (EUR) (c)	98,368	129,825
3.100%, 09/15/26 (EUR) (c)	640,104	823,054
Japanese Government CPI Linked Bond 0.100%, 03/10/24 (JPY) (c)	173,910,000	1,566,120
Mexican Bonos 4.750%, 06/14/18 (MXN)	65,252,000	3,056,625
7.750%, 05/29/31 (MXN)	251,207,000	12,095,900
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (c)	1,521,300	1,092,452
3.000%, 09/20/30 (NZD) (c)	11,600,000	9,185,748

Sovereign—(Continued)
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP) (c) (d)	54,617	79,168
0.125%, 03/22/26 (GBP) (c)	9,126,149	13,582,989
0.125%, 03/22/44 (GBP) (c)	1,732,420	3,370,073
0.125%, 03/22/46 (GBP) (c)	2,896,732	5,800,922
0.125%, 03/22/58 (GBP) (c) (d)	393,239	980,204

Total Foreign Government (Cost $207,808,451)		201,341,220

Asset-Backed Securities—3.3%

Asset-Backed - Home Equity—0.2%
First NLC Trust 0.826%, 08/25/37 (144A) (b)	1,247,361	692,397
HSI Asset Securitization Corp. Trust 0.806%, 10/25/36 (b)	6,598	3,569
Nomura Home Equity Loan, Inc 1.046%, 03/25/36 (b)	3,000,000	2,496,234
NovaStar Mortgage Funding Trust 1.226%, 01/25/36 (b)	2,000,000	1,771,524
Soundview Home Loan Trust 0.816%, 11/25/36 (144A) (b)	54,033	21,892

		4,985,616

Asset-Backed - Other—2.5%
Amortizing Residential Collateral Trust 1.881%, 08/25/32 (b)	1,198,605	1,110,479
Aquilae CLO II plc 0.050%, 01/17/23 (144A) (EUR) (b)	158,585	166,917
Atlas Senior Loan Fund II, Ltd. 2.117%, 01/30/24 (144A) (b)	2,200,000	2,198,887
Babson CLO, Ltd. 2.146%, 05/15/23 (144A) (b)	699,932	699,974
Bayview Opportunity Master Fund Trust 4.350%, 01/28/31 (144A) (b)	443,702	441,698
Cadogan Square CLO B.V. 0.042%, 07/24/23 (144A) (EUR) (b)	245,734	257,987
Cavalry CLO II 2.230%, 01/17/24 (144A) (b)	800,000	800,011
CIFC Funding, Ltd. 2.177%, 08/14/24 (144A) (b)	13,096,457	13,096,352
Cordatus CLO I plc 0.815%, 01/30/24 (GBP) (b)	681,843	836,413
Cordatus CLO II plc 0.042%, 07/25/24 (EUR) (b)	1,489,472	1,562,533
0.844%, 07/25/24 (GBP) (b)	327,457	398,627
Countrywide Asset-Backed Certificates 0.956%, 04/25/36 (b)	127,399	126,545
Credit-Based Asset Servicing and Securitization LLC 0.712%, 07/25/37 (144A) (b)	129,071	78,988
CSAB Mortgage-Backed Trust 5.720%, 09/25/36	702,478	437,567

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust 1.589%, 01/25/35 (b)	1,207,729	$1,209,686
Eaton Vance CDO X plc Zero Coupon, 02/22/27 (EUR) (b)	186,638	195,903
0.698%, 02/22/27 (GBP) (b) (i)	381,376	467,791
1.216%, 02/22/27 (b) (i)	1,633,081	1,620,024
Equity One Mortgage Pass-Through Trust 1.356%, 04/25/34 (b)	109,134	91,492
Finn Square CLO, Ltd. 2.207%, 12/24/23 (144A) (b)	1,500,000	1,500,027
GSAMP Trust 1.491%, 09/25/35 (b)	385,475	354,139
Hillmark Funding, Ltd. 1.161%, 05/21/21 (144A) (b)	3,465,230	3,451,692
HSI Asset Securitization Corp. Trust 0.916%, 05/25/37 (b)	578,451	534,398
Long Beach Mortgage Loan Trust 1.491%, 08/25/35 (b)	823,014	780,752
Morgan Stanley IXIS Real Estate Capital Trust 0.806%, 11/25/36 (b)	728	325
OneMain Financial Issuance Trust 2.470%, 09/18/24 (144A)	8,988,436	8,992,140
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.246%, 09/25/35 (b)	200,000	171,412
1.806%, 10/25/34 (b)	4,000,000	3,524,430
PDM CLO B.V. 0.561%, 02/14/23 (EUR) (b)	233,382	245,353
Penta CLO S.A. 0.001%, 06/04/24 (EUR) (b)	190,856	200,589
RAAC Trust 1.096%, 08/25/36 (b)	764,000	721,409
Small Business Administration Participation Certificates 5.510%, 11/01/27	2,011,774	2,196,868
Structured Asset Securities Corp. Mortgage Loan Trust 0.896%, 05/25/47 (b)	1,247,671	1,227,316
2.117%, 04/25/35 (b)	307,865	290,083
Symphony CLO, Ltd. 1.146%, 05/15/19 (144A) (b)	4,295	4,292
U.S. Residential Opportunity Fund Trust 3.598%, 10/27/36 (144A)	2,684,956	2,675,608
Vericrest Opportunity Loan Trust LLC 3.375%, 11/25/54 (144A) (b)	245,176	245,268
3.375%, 02/25/55 (144A)	231,313	231,871
3.875%, 04/25/55 (144A)	56,356	56,588
4.250%, 02/26/46 (144A)	899,890	909,430
4.250%, 03/26/46 (144A)	159,244	160,480
WhiteHorse, Ltd. 2.078%, 02/03/25 (144A) (b)	13,100,000	13,099,921

		67,372,265

Asset-Backed - Student Loan—0.6%
College Loan Corp. Trust 1.132%, 01/25/24 (b)	900,000	875,475
Navient Student Loan Trust 1.906%, 03/25/66 (144A) (b)	4,643,707	4,691,047
SLM Student Loan Trust 2.382%, 04/25/23 (b)	9,750,761	9,763,370

		15,329,892

Total Asset-Backed Securities (Cost $86,599,123)		87,687,773

Mortgage-Backed Securities—2.2%

Collateralized Mortgage Obligations—1.5%
Banc of America Funding Trust 0.959%, 07/20/36 (b)	128,469	125,582
3.061%, 02/20/36 (b)	907,700	898,360
Banc of America Mortgage Trust 3.242%, 09/25/35 (b)	132,581	127,119
3.244%, 06/25/35 (b)	217,209	202,679
3.385%, 11/25/34 (b)	74,395	71,412
6.500%, 09/25/33	36,187	35,309
Bear Stearns Adjustable Rate Mortgage Trust 3.071%, 03/25/35 (b)	390,515	380,782
Bear Stearns ALT-A Trust 0.916%, 02/25/34 (b)	193,469	176,344
3.149%, 09/25/35 (b)	1,348,792	1,152,215
Chase Mortgage Finance Trust 3.017%, 02/25/37 (b)	90,186	89,071
Citigroup Mortgage Loan Trust 0.022%, 08/25/35 (b)	54,806	50,767
3.040%, 05/25/35 (b)	34,153	33,505
Countrywide Alternative Loan Trust 0.919%, 02/20/47 (b)	1,017,524	706,092
0.936%, 05/25/47 (b)	311,854	263,415
1.036%, 12/25/35 (b)	32,083	28,154
5.500%, 06/25/35	633,054	608,390
Countrywide Home Loan Mortgage Pass-Through Trust 1.046%, 04/25/35 (b)	766,498	708,635
3.122%, 11/20/34 (b)	337,272	318,979
3.131%, 11/19/33 (b)	21,775	21,338
3.172%, 08/25/34 (b)	150,766	128,104
Countrywide Home Reperforming Loan REMIC Trust 1.096%, 06/25/35 (144A) (b)	103,560	91,639
Deutsche ALT-B Securities Mortgage Loan Trust 0.856%, 10/25/36 (b)	29,432	19,225
5.869%, 10/25/36	519,056	446,453
5.886%, 10/25/36	519,056	446,446
Eurosail-UK plc 0.675%, 06/13/45 (GBP) (b)	30,347	37,321
1.325%, 06/13/45 (GBP) (b)	2,920,568	3,414,893

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
First Horizon Alternative Mortgage Securities Trust 2.996%, 06/25/34 (b)	226,574	$220,867
GreenPoint Mortgage Funding Trust 0.862%, 11/25/45 (b)	180,459	154,675
GreenPoint MTA Trust 1.196%, 06/25/45 (b)	354,432	308,448
GSR Mortgage Loan Trust 3.010%, 09/25/35 (b)	326,797	337,599
3.096%, 12/25/34 (b)	1,457,632	1,457,540
3.102%, 05/25/35 (b)	493,777	460,672
3.215%, 11/25/35 (b)	649,355	588,447
3.455%, 01/25/35 (b)	211,689	201,309
HarborView Mortgage Loan Trust 1.016%, 02/19/36 (b)	186,983	135,112
1.176%, 05/19/35 (b)	91,378	76,365
IndyMac INDA Mortgage Loan Trust 3.396%, 11/25/35 (b)	530,463	489,207
JPMorgan Mortgage Trust 2.572%, 07/27/37 (144A) (b)	934,792	871,930
2.947%, 06/25/35 (b)	773,803	764,384
3.130%, 07/25/35 (b)	233,795	232,194
3.162%, 08/25/35 (b)	425,934	405,153
3.169%, 02/25/35 (b)	343,998	338,486
3.216%, 09/25/35 (b)	128,058	115,736
3.218%, 07/25/35 (b)	250,741	248,746
3.248%, 08/25/35 (b)	329,250	323,945
Lehman XS Trust 1.026%, 12/25/35 (b)	183,113	163,290
Marche Mutui S.r.l. 0.108%, 02/25/55 (EUR) (b)	306,653	322,722
1.938%, 01/27/64 (EUR) (b)	858,857	910,905
Master Adjustable Rate Mortgages Trust 2.899%, 12/25/33 (b)	161,562	155,866
3.043%, 11/21/34 (b)	223,547	227,954
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 1.144%, 12/15/30 (b)	37,422	35,599
1.404%, 11/15/31 (b)	242,857	225,712
Merrill Lynch Mortgage Investors Trust 1.006%, 11/25/35 (b)	101,802	95,357
1.617%, 10/25/35 (b)	170,291	160,944
2.774%, 12/25/35 (b)	217,127	198,609
National Credit Union Administration Guaranteed Notes 1.102%, 10/07/20 (b)	2,117,874	2,120,304
1.212%, 12/08/20 (b)	3,941,794	3,960,360
Residential Accredit Loans, Inc. 1.056%, 08/25/35 (b)	148,083	116,343
1.927%, 09/25/45 (b)	155,909	134,238
Sequoia Mortgage Trust 0.939%, 07/20/36 (b)	1,179,445	1,074,118
1.436%, 10/19/26 (b)	57,292	55,727
Structured Adjustable Rate Mortgage Loan Trust 1.974%, 01/25/35 (b)	129,715	100,345

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 3.093%, 02/25/34 (b)	162,826	163,212
3.322%, 12/25/34 (b)	370,835	360,952
Structured Asset Mortgage Investments II Trust 0.946%, 06/25/36 (b)	97,751	81,414
0.966%, 05/25/36 (b)	44,502	34,293
0.986%, 07/19/35 (b)	223,383	199,388
1.396%, 10/19/34 (b)	98,927	94,235
Swan Trust 2.940%, 04/25/41 (AUD) (b)	162,541	117,678
TBW Mortgage-Backed Trust 6.015%, 07/25/37	282,226	208,785
Thrones plc 1.902%, 07/20/44 (GBP) (b)	51,720	64,207
WaMu Mortgage Pass-Through Certificates Trust 1.337%, 05/25/47 (b)	448,768	392,931
1.351%, 12/25/46 (b)	100,369	84,541
1.567%, 02/25/46 (b)	179,590	164,378
1.567%, 08/25/46 (b)	6,782,275	5,774,896
1.767%, 11/25/42 (b)	21,006	19,408
2.098%, 07/25/46 (b)	674,446	622,099
2.098%, 11/25/46 (b)	222,925	200,141
2.964%, 12/25/35 (b)	192,476	175,358
3.007%, 08/25/35 (b)	92,284	85,584
Wells Fargo Mortgage-Backed Securities Trust 3.004%, 11/25/34 (b)	155,798	155,188
3.039%, 09/25/34 (b)	277,368	281,875
3.083%, 04/25/36 (b)	637,508	626,685
3.109%, 03/25/36 (b)	114,310	108,220
3.200%, 04/25/36 (b)	266,155	242,320

		38,629,225

Commercial Mortgage-Backed Securities—0.7%
Banc of America Commercial Mortgage Trust 5.549%, 06/10/49 (b)	468,578	471,207
5.747%, 02/10/51 (b)	661,051	670,189
Banc of America Re-REMIC Trust 5.679%, 06/24/50 (144A) (b)	241,494	242,311
5.743%, 02/17/51 (144A) (b)	353,050	354,727
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	26,654
JPMorgan Chase Commercial Mortgage Securities Trust 5.794%, 02/12/51 (b)	948,030	962,571
ML-CFC Commercial Mortgage Trust 5.700%, 09/12/49	4,163,781	4,246,816
Morgan Stanley Capital Trust 5.809%, 12/12/49	3,013,489	3,057,827
RBSCF Trust 6.095%, 12/16/49 (144A) (b)	1,331,280	1,341,942

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal/ Notional Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	$7,384,844

		18,759,088

Total Mortgage-Backed Securities (Cost $54,294,660)		57,388,313

Purchased Options—0.5%

Interest Rate Swaptions—0.5%
Call - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.150%, Expires 06/15/18 (Counterparty - Deutsche Bank AG) (i)	16,400,000	628,773
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.200%, Expires 02/13/17 (Counterparty - Citibank N.A.) (i)	194,200,000	131,085
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 01/09/17 (Counterparty - Goldman Sachs Bank USA) (i)	366,500,000	6,230
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 02/06/17 (Counterparty - Morgan Stanley Capital Services LLC) (i)	277,500,000	80,475
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 02/21/17 (Counterparty - Morgan Stanley Capital Services LLC) (i)	150,800,000	75,098
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.720%, Expires 07/16/18 (Counterparty - Morgan Stanley Capital Services LLC) (i)	51,400,000	1,769,445
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.765%, Expires 07/16/18 (Counterparty - Morgan Stanley Capital Services LLC) (i)	67,700,000	2,216,566
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.150%, Expires 06/15/18 (Counterparty - Deutsche Bank AG) (i)	16,400,000	2,322,809
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.590%, Expires 12/10/18 (Counterparty - Morgan Stanley Capital Services LLC) (i)	4,700,000	468,244
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.600%, Expires 03/29/19 (Counterparty - Morgan Stanley Capital Services LLC) (i)	17,100,000	1,785,922
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.605%, Expires 10/17/18 (Counterparty - Morgan Stanley Capital Services LLC) (i)	15,500,000	1,468,565

Interest Rate Swaptions—(Continued)
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.608%, Expires 11/15/18 (Counterparty - Morgan Stanley Capital Services LLC) (i)	4,700,000	452,904
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.860%, Expires 10/23/18 (Counterparty - Deutsche Bank AG) (i)	11,300,000	810,269

Total Purchased Options (Cost $9,910,033)		12,216,385

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,071,000

Municipals—0.0%
Tobacco Settlement Financing Authority, Revenue Bonds 7.467%, 06/01/47 (Cost $694,081)	725,000	653,892

Floating Rate Loans(j)—0.0%

Lodging—0.0%
Las Vegas Sands LLC
Term Loan B, 3.020%, 12/19/20	99,487	100,226

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International, Inc.
Term Loan B F1, 5.500%, 04/01/22	94,787	95,006

Total Floating Rate Loans (Cost $189,451)		195,232

Short-Term Investments—8.6%

Certificate of Deposit—4.1%
Barclays Bank plc 1.745%, 11/06/17	10,000,000	10,008,890
1.751%, 09/08/17	7,500,000	7,511,610
Credit Suisse 1.753%, 09/12/17	14,800,000	14,820,054
Mitsubishi UFJ Trust & Banking Corp. 1.713%, 09/19/17	5,700,000	5,710,391
Natixis 1.688%, 09/25/17	19,800,000	19,867,300
Norinchukin Bank 1.589%, 10/11/17	20,900,000	20,948,634

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Certificate of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 1.663%, 09/15/17	10,000,000	$10,016,480
Sumitomo Mitsui Trust Bank, Ltd. 1.574%, 10/06/17	6,000,000	6,009,840
1.723%, 09/18/17	12,900,000	12,924,549

		107,817,748

Discount Note—0.1%
Federal Home Loan Bank 0.043%, 02/07/17 (k)	1,300,000	1,299,368

Foreign Government—3.1%
Japan Treasury Bills 0.000%, 01/10/17 (JPY) (k)	2,670,000,000	22,844,806
0.000%, 02/06/17 (JPY) (k)	4,600,000,000	39,367,932
0.000%, 02/13/17 (JPY) (k)	2,390,000,000	20,455,373

		82,668,111

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $5,487,104 on 01/03/17, collateralized by $5,410,000 U.S. Treasury Note at 2.375% due 12/31/20 with a value of $5,599,577.	5,487,086	5,487,086

U.S. Treasury—1.1%
U.S. Treasury Bills 0.391%, 01/12/17 (k) (l)	21,000	20,998
0.430%, 03/09/17 (e) (f) (k)	811,000	810,298
0.440%, 02/09/17 (e) (k) (l)	1,975,000	1,974,092
0.460%, 02/23/17 (e) (k) (l) (m)	24,704,000	24,687,522
0.464%, 02/02/17 (e) (k) (l)	1,542,000	1,541,457

		29,034,367

Total Short-Term Investments (Cost $235,436,786)		226,306,680

Total Investments—130.3% (Cost $3,540,446,211) (n)		3,433,242,408
Other assets and liabilities (net)—(30.3)%		(798,218,940)

Net Assets—100.0%		$2,635,023,468

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2016, the market value of securities pledged was $22,969,290.
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $16,793,005.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $2,567,144.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Illiquid security. As of December 31, 2016, these securities represent 0.5% of net assets.
(j)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	The rate shown represents current yield to maturity.
(l)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2016, the value of securities pledged amounted to $21,353,837.
(m)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2016, the value of securities pledged amounted to $1,355,096.
(n)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $3,655,023,840. The aggregate unrealized appreciation and depreciation of investments were $17,661,191 and $(239,442,623), respectively, resulting in net unrealized depreciation of $(221,781,432) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $103,259,812, which is 3.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IRS)—	Interest Rate Swap
(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(REMIC)—Real	Estate Mortgage Investment Conduit

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	9,070,000	Citibank N.A.	02/14/17	$6,990,049	$(451,304)
BRL	7,565,710	BNP Paribas S.A.	01/04/17	2,209,999	114,550
BRL	34,200,000	BNP Paribas S.A.	01/04/17	10,349,523	158,358
BRL	18,390,000	Deutsche Bank AG	01/04/17	5,311,202	339,088
BRL	33,200,000	Deutsche Bank AG	01/04/17	10,064,751	135,882
BRL	101,795,000	Deutsche Bank AG	01/04/17	31,361,981	(85,673)
BRL	87,900,000	Goldman Sachs Bank USA	01/04/17	26,970,636	36,461
BRL	7,798,025	JPMorgan Chase Bank N.A.	01/04/17	2,302,000	93,927
BRL	9,094,347	JPMorgan Chase Bank N.A.	01/04/17	2,658,000	136,220
BRL	9,792,628	JPMorgan Chase Bank N.A.	01/04/17	3,004,703	4,062
BRL	25,100,000	JPMorgan Chase Bank N.A.	01/04/17	7,682,654	29,270
BRL	32,715,000	JPMorgan Chase Bank N.A.	01/04/17	9,403,564	648,053
BRL	24,458,082	Deutsche Bank AG	02/02/17	7,233,872	219,330
CNY	92,267,348	Societe Generale Paris	01/06/17	13,683,427	(407,730)
COP	4,008,026,000	Citibank N.A.	01/24/17	1,323,655	6,386
DKK	3,900,229	Barclays Bank plc	01/03/17	582,000	(29,755)
DKK	7,100,000	Goldman Sachs Bank USA	01/03/17	1,070,750	(65,440)
EUR	1,472,000	JPMorgan Chase Bank N.A.	01/06/17	1,581,452	(31,720)
EUR	39,161,195	JPMorgan Chase Bank N.A.	01/06/17	40,915,617	313,583
EUR	4,375,000	UBS AG Stamford	01/06/17	4,726,391	(120,358)
GBP	31,453,000	Societe Generale Paris	01/06/17	38,777,212	(11,576)
INR	905,562,147	Goldman Sachs Bank USA	01/17/17	13,388,958	(62,370)
INR	507,950,759	UBS AG Stamford	04/20/17	7,380,860	10,741
JPY	316,700,000	BNP Paribas S.A.	01/06/17	2,788,321	(78,353)
JPY	371,400,000	Goldman Sachs Bank USA	01/06/17	3,281,861	(103,831)
JPY	627,371,643	JPMorgan Chase Bank N.A.	01/06/17	5,337,062	31,290
JPY	1,927,500,000	UBS AG Stamford	01/06/17	16,930,736	(437,324)
KRW	110,528,450	UBS AG Stamford	01/17/17	97,506	(5,994)
KRW	110,528,450	UBS AG Stamford	03/21/17	92,724	(1,202)
MXN	148,860,000	BNP Paribas S.A.	02/13/17	7,048,963	92,666
MXN	4,010,000	Citibank N.A.	02/13/17	196,597	(4,216)
MXN	3,418,490	Goldman Sachs Bank USA	02/13/17	167,000	(2,996)
MXN	284,319,488	Goldman Sachs Bank USA	02/13/17	14,788,665	(1,148,303)
MYR	506,797	Citibank N.A.	01/17/17	121,738	(8,820)
MYR	506,797	BNP Paribas S.A.	03/17/17	114,492	(1,780)
RUB	138,762,651	Credit Suisse International	02/22/17	2,237,386	4,071
RUB	277,128,741	Goldman Sachs Bank USA	02/22/17	4,340,309	136,198
SGD	9,396,958	Goldman Sachs Bank USA	01/17/17	6,487,372	886

Contracts to Deliver
AUD	17,985,000	UBS AG Stamford	01/06/17	13,412,404	434,296
BRL	32,800,000	BNP Paribas S.A.	01/04/17	7,553,079	(2,524,655)
BRL	8,965,710	BNP Paribas S.A.	01/04/17	2,750,977	(3,719)
BRL	88,726,918	Deutsche Bank AG	01/04/17	27,224,362	(36,804)
BRL	32,800,000	Deutsche Bank AG	01/04/17	7,536,261	(2,541,473)
BRL	24,458,082	Deutsche Bank AG	01/04/17	7,298,741	(215,955)
BRL	7,400,000	Deutsche Bank AG	01/04/17	1,754,484	(519,151)
BRL	87,900,000	Goldman Sachs Bank USA	01/04/17	20,564,290	(6,442,808)
BRL	84,500,000	JPMorgan Chase Bank N.A.	01/04/17	19,877,676	(6,084,779)
BRL	29,000,000	BNP Paribas S.A.	04/04/17	8,319,706	(373,209)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	20,200,000	BNP Paribas S.A.	04/04/17	$5,743,042	$(312,024)
BRL	46,900,000	JPMorgan Chase Bank N.A.	04/04/17	13,604,061	(454,481)
BRL	46,700,000	JPMorgan Chase Bank N.A.	04/04/17	13,442,717	(555,874)
BRL	46,600,000	JPMorgan Chase Bank N.A.	04/04/17	13,356,837	(611,779)
BRL	16,080,000	BNP Paribas S.A.	01/03/18	4,453,677	(83,933)
BRL	113,500,000	Deutsche Bank AG	01/03/18	31,956,798	(71,730)
BRL	36,300,000	Deutsche Bank AG	01/03/18	10,060,064	(183,421)
BRL	26,200,000	Deutsche Bank AG	01/03/18	6,935,609	(457,760)
BRL	22,120,000	JPMorgan Chase Bank N.A.	01/03/18	6,114,720	(127,316)
CNY	47,304,948	Deutsche Bank AG	01/06/17	6,834,000	27,625
CNY	44,962,400	JPMorgan Chase Bank N.A.	01/06/17	6,587,125	117,803
CNY	275,192,077	Barclays Bank plc	02/15/17	40,427,212	895,170
CNY	46,637,679	JPMorgan Chase Bank N.A.	02/15/17	6,798,000	98,379
COP	3,957,372,000	Barclays Bank plc	01/24/17	1,332,000	18,769
DKK	21,311,000	BNP Paribas S.A.	01/03/17	3,262,178	244,692
DKK	4,201,000	Citibank N.A.	01/03/17	631,866	37,034
DKK	3,430,000	Citibank N.A.	01/03/17	503,678	18,014
DKK	9,670,000	Goldman Sachs Bank USA	01/03/17	1,361,039	(8,164)
DKK	9,610,000	Goldman Sachs Bank USA	01/03/17	1,357,088	(3,620)
DKK	6,960,000	Goldman Sachs Bank USA	01/03/17	979,240	(6,247)
DKK	18,355,000	JPMorgan Chase Bank N.A.	01/03/17	2,565,284	(33,654)
DKK	7,590,000	JPMorgan Chase Bank N.A.	01/03/17	1,125,092	50,402
DKK	1,865,000	JPMorgan Chase Bank N.A.	01/03/17	262,348	(1,722)
DKK	53,940,000	UBS AG Stamford	01/03/17	8,245,668	608,146
DKK	16,585,000	UBS AG Stamford	01/03/17	2,522,042	173,724
DKK	219,225,100	BNP Paribas S.A.	04/03/17	33,253,173	2,056,097
DKK	68,347,000	BNP Paribas S.A.	04/03/17	10,387,777	661,580
DKK	53,325,000	BNP Paribas S.A.	04/03/17	8,146,062	557,587
DKK	23,503,900	Deutsche Bank AG	04/03/17	3,559,265	214,516
DKK	11,445,000	UBS AG Stamford	04/03/17	1,738,997	110,303
DKK	139,962,000	Barclays Bank plc	07/03/17	21,350,642	1,332,746
DKK	59,667,000	Goldman Sachs Bank USA	10/02/17	9,145,769	566,159
DKK	8,665,000	JPMorgan Chase Bank N.A.	10/02/17	1,328,051	82,097
DKK	14,842,000	UBS AG Stamford	10/03/17	2,262,028	127,747
EUR	44,584,195	BNP Paribas S.A.	01/06/17	47,287,781	349,206
EUR	424,000	Citibank N.A.	01/06/17	445,519	(871)
EUR	39,161,195	JPMorgan Chase Bank N.A.	02/02/17	40,971,618	(312,395)
GBP	24,936,000	BNP Paribas S.A.	01/06/17	31,181,221	447,749
GBP	4,728,000	JPMorgan Chase Bank N.A.	01/06/17	6,020,752	193,520
GBP	1,789,000	UBS AG Stamford	01/06/17	2,192,874	(12,058)
GBP	31,453,000	Societe Generale Paris	02/02/17	38,803,582	10,573
INR	239,119,046	BNP Paribas S.A.	01/17/17	3,537,264	18,300
INR	121,042,280	Deutsche Bank AG	01/17/17	1,790,222	8,919
INR	37,450,062	Deutsche Bank AG	01/17/17	553,995	2,866
INR	507,950,759	UBS AG Stamford	01/17/17	7,461,086	(14,105)
JPY	3,242,971,643	Citibank N.A.	01/06/17	28,804,523	1,054,761
JPY	2,670,000,000	Citibank N.A.	01/10/17	25,914,078	3,059,227
JPY	627,371,643	JPMorgan Chase Bank N.A.	02/02/17	5,343,676	(32,826)
JPY	1,030,000,000	BNP Paribas S.A.	02/06/17	9,836,786	1,008,130
JPY	2,000,000,000	Citibank N.A.	02/06/17	19,084,243	1,941,221
JPY	1,330,000,000	Citibank N.A.	02/06/17	12,695,807	1,295,697
JPY	240,000,000	Citibank N.A.	02/06/17	2,291,563	234,401
JPY	2,390,000,000	JPMorgan Chase Bank N.A.	02/13/17	22,777,089	2,285,433
KRW	110,528,450	UBS AG Stamford	01/17/17	92,671	1,159
MXN	42,337,000	Citibank N.A.	02/13/17	2,075,750	44,612

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
MXN	45,250,000	JPMorgan Chase Bank N.A.	02/13/17	$2,205,274	$34,383
MXN	360,763,000	Societe Generale Paris	02/13/17	19,215,119	1,907,343
MXN	42,110,000	Societe Generale Paris	02/13/17	2,025,919	5,672
MYR	506,797	BNP Paribas S.A.	01/17/17	114,712	1,794
NZD	15,472,000	Societe Generale Paris	01/06/17	10,950,277	202,274
SGD	9,396,958	Societe Generale Paris	01/17/17	6,658,983	170,726
SGD	9,396,958	Goldman Sachs Bank USA	03/17/17	6,485,580	(954)

Net Unrealized Appreciation					$135,642

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/08/17	72	EUR	11,686,021	$139,770
Put Options on 90 Day Sterling Futures, Strike GBP 98.500	06/21/17	808	GBP	34,631	(42,678)
U.S. Treasury Note 10 Year Futures	03/22/17	1,656	USD	205,814,768	(5,018)
U.S. Treasury Note 5 Year Futures	03/31/17	8	USD	932,980	8,332

Futures Contracts—Short
Euro-BTP Futures	03/08/17	(160)	EUR	(21,307,268)	(360,356)
Euro-Bobl Futures	03/08/17	(80)	EUR	(10,591,924)	(103,661)
Euro-OAT Futures	03/08/17	(139)	EUR	(20,891,568)	(222,543)
Put Options on 90 Day Sterling Futures, Strike GBP 98.000	06/21/17	(808)	GBP	(9,494)	11,699
U.S. Treasury Long Bond Futures	03/22/17	(309)	USD	(46,834,530)	281,749
U.S. Treasury Note 2 Year Futures	03/31/17	(327)	USD	(70,926,236)	69,424
United Kingdom Long Gilt Bond Futures	03/29/17	(87)	GBP	(10,764,897)	(224,683)

Net Unrealized Depreciation					$(447,965)

Written Options

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	04/22/24	USD	(35,000,000)	$(254,625)	$(17,115)	$237,510
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	05/16/24	USD	(2,800,000)	(19,460)	(1,450)	18,010
Cap - HICP Index	3.000	Goldman Sachs Bank USA	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/22/35	EUR	(8,700,000)	(395,798)	(104,847)	290,951
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	USD	(49,000,000)	(436,720)	(637)	436,083
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	USD	(4,700,000)	(60,630)	(132)	60,498
Floor - OTC YOY CPURNSA Index	0.001	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	01/22/18	USD	(4,500,000)	(43,650)	(2,286)	41,364

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Written Options—(Continued)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC YOY CPURNSA Index	0.001	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/01/18	USD	(3,500,000)	$(30,100)	$(3,251)	$26,849
Floor - OTC YOY CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/24/20	USD	(33,500,000)	(378,550)	(240,932)	137,618
Floor - OTC YOY CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/02/20	USD	(14,900,000)	(275,009)	(129,508)	145,501

Totals							$(1,894,542)	$(500,158)	$1,394,384

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 10 Yr. IRS	1.950%	Goldman Sachs Bank USA	3M LIBOR	Receive	02/16/17	$	(94,200,000)	$(671,960)	$(50,868)	$621,092
Put - 10 Yr. IRS	2.400%	Goldman Sachs Bank USA	3M LIBOR	Pay	02/16/17		(94,200,000)	(753,600)	(985,803)	(232,203)
Put - 5 Yr. IRS	2.250%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	11/15/18		(21,900,000)	(470,521)	(571,658)	(101,137)
Put - 5 Yr. IRS	2.250%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	12/10/18		(21,900,000)	(493,455)	(584,636)	(91,181)
Put - 5 Yr. IRS	2.250%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	10/17/18		(72,000,000)	(1,428,537)	(1,820,484)	(391,947)
Put - 5 Yr. IRS	2.300%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	03/29/19		(80,800,000)	(1,620,040)	(2,270,698)	(650,658)
Put - 5 Yr. IRS	2.500%	Deutsche Bank AG	3M LIBOR	Pay	10/23/18		(56,600,000)	(796,928)	(1,131,932)	(335,004)

Totals								$(6,235,041)	$(7,416,079)	$(1,181,038)

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	1.050%	Goldman Sachs International	CDX.ITRAXX.MAIN.26	Sell	02/15/17	EUR	(3,600,000)	$(6,530)	$(641)	$5,889
Put - 5 Yr. CDS	1.100%	Barclays Bank plc	CDX.ITRAXX.MAIN.26	Sell	02/15/17	EUR	(7,000,000)	(12,606)	(979)	11,627
Put - 5 Yr. CDS	1.000%	Citibank N.A.	CDX.ITRAXX.MAIN.26	Sell	02/15/17	EUR	(5,400,000)	(9,721)	(1,673)	8,048
Put - 5 Yr. CDS	1.050%	Barclays Bank plc	CDX.ITRAXX.MAIN.26	Sell	02/15/17	EUR	(11,600,000)	(22,492)	(2,066)	20,426
Call - 5 Yr. CDS	0.700%	Goldman Sachs International	CDX.NA.IG.27	Buy	03/15/17	USD	(28,700,000)	(78,925)	(66,256)	12,669

Totals								$(130,274)	$(71,615)	$58,659

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - U.S. Treasury Note 10 Year Futures	$122.500	01/27/17	(130)	$(60,890)	$(22,344)	$38,546

Swap Agreements

OTC interest rate swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M UKRPI	3.195%	04/15/30	Goldman Sachs Bank USA	GBP	1,850,000	$(83,410)	$—	$(83,410)
Pay	1M UKRPI	3.325%	08/15/30	Goldman Sachs Bank USA	GBP	12,500,000	(389,811)	(28,394)	(361,417)
Pay	1M UKRPI	3.358%	04/15/35	Goldman Sachs Bank USA	GBP	2,900,000	(117,468)	—	(117,468)
Pay	1M UKRPI	3.400%	06/15/30	Goldman Sachs Bank USA	GBP	4,200,000	(27,015)	13,135	(40,150)
Pay	3M CPURNSA	1.330%	01/01/17	JPMorgan Chase Bank N.A.	USD	29,000,000	(92,841)	—	(92,841)
Pay	3M CPURNSA	1.413%	01/15/17	JPMorgan Chase Bank N.A.	USD	14,600,000	(33,627)	—	(33,627)
Pay	3M CPURNSA	1.535%	01/15/17	Morgan Stanley Capital Services LLC	USD	12,200,000	(13,137)	—	(13,137)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M CPURNSA	1.550%	01/15/17	JPMorgan Chase Bank N.A.	USD	52,400,000	$(48,523)	$—	$(48,523)
Pay	3M CPURNSA	1.632%	02/01/17	JPMorgan Chase Bank N.A.	USD	14,600,000	(8,778)	—	(8,778)
Pay	3M CPURNSA	1.730%	07/27/26	JPMorgan Chase Bank N.A.	USD	7,500,000	(408,795)	—	(408,795)
Pay	3M CPURNSA	1.780%	09/15/26	JPMorgan Chase Bank N.A.	USD	5,000,000	(247,739)	(5,205)	(242,534)
Pay	3M CPURNSA	1.788%	07/18/26	Morgan Stanley Capital Services LLC	USD	8,800,000	(434,231)	—	(434,231)
Pay	3M CPURNSA	1.800%	07/20/26	Morgan Stanley Capital Services LLC	USD	6,500,000	(311,702)	—	(311,702)
Pay	3M CPURNSA	1.801%	09/12/26	JPMorgan Chase Bank N.A.	USD	5,870,000	(277,090)	—	(277,090)
Pay	3M CPURNSA	1.805%	09/20/26	Morgan Stanley Capital Services LLC	USD	2,300,000	(109,570)	—	(109,570)
Pay	3M CPURNSA	1.810%	07/19/26	Morgan Stanley Capital Services LLC	USD	12,600,000	(593,089)	—	(593,089)
Pay	3M CPURNSA	2.063%	05/12/25	UBS AG Stamford	USD	400,000	(2,769)	—	(2,769)
Pay	EXT-CPI	1.140%	08/15/26	BNP Paribas S.A.	EUR	4,600,000	(195,904)	—	(195,904)
Pay	EXT-CPI	1.178%	05/15/26	Citibank N.A.	EUR	4,800,000	(151,882)	(729)	(151,153)
Pay	EXT-CPI	1.675%	06/15/25	Citibank N.A.	EUR	8,600,000	385,093	—	385,093
Receive	1M UKRPI	3.120%	06/15/46	Goldman Sachs Bank USA	GBP	560,000	153,110	—	153,110
Receive	1M UKRPI	3.145%	05/15/46	Goldman Sachs Bank USA	GBP	1,810,000	443,980	30,836	413,144
Receive	3M CPURNSA	1.550%	07/26/21	JPMorgan Chase Bank N.A.	USD	7,500,000	233,360	—	233,360
Receive	3M CPURNSA	1.603%	09/12/21	JPMorgan Chase Bank N.A.	USD	5,870,000	161,611	—	161,611
Receive	3M CPURNSA	1.725%	03/04/19	Deutsche Bank AG	USD	8,125,000	20,419	—	20,419
Receive	3M CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	90,290,000	(2,814,223)	—	(2,814,223)
Receive	3M CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	(775,740)	—	(775,740)
Receive	3M CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	(1,559,017)	42,961	(1,601,978)
Receive	3M CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(658,954)	—	(658,954)
Receive	3M CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(2,007,223)	21,811	(2,029,034)
Receive	3M CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(1,051,368)	—	(1,051,368)
Receive	EXT-CPI	0.550%	10/15/17	BNP Paribas S.A.	EUR	3,600,000	2,834	—	2,834
Receive	EXT-CPI	0.806%	04/15/21	BNP Paribas S.A.	EUR	4,800,000	109,355	—	109,355

Totals							$(10,904,144)	$74,415	$(10,978,559)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	1M UKRPI	3.140%	04/15/31	GBP	4,600,000	$43,448
Pay	1M UKRPI	3.300%	12/15/30	GBP	4,500,000	(10,795)
Pay	1M UKRPI	3.325%	08/15/30	GBP	18,500,000	(205,655)
Pay	1M UKRPI	3.350%	05/15/30	GBP	15,100,000	(200,895)
Pay	1M UKRPI	3.400%	06/15/30	GBP	16,200,000	443
Pay	28-Day TIIE	8.035%	12/17/26	MXN	77,800,000	29,288
Pay	28-Day TIIE	8.300%	12/11/31	MXN	19,800,000	10,597
Pay	3M CPURNSA	1.452%	01/15/17	USD	700,000	1,041
Pay	3M LIBOR	1.250%	06/15/18	USD	20,600,000	(112,616)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.500%	12/19/23	USD	73,900,000	$711,620
Pay	EXT-CPI	0.830%	05/15/18	EUR	26,600,000	(180,657)
Pay	EXT-CPI	1.385%	12/15/26	EUR	19,200,000	(152,252)
Receive	1M UKRPI	3.585%	10/15/46	GBP	3,900,000	50,564
Receive	3M CPURNSA	2.018%	08/19/17	USD	39,600,000	65,897
Receive	3M CPURNSA	2.021%	11/25/20	USD	10,400,000	68,037
Receive	3M CPURNSA	2.027%	11/23/20	USD	11,000,000	70,004
Receive	3M CPURNSA	2.250%	07/15/17	USD	10,400,000	10,485
Receive	3M LIBOR	1.500%	12/21/21	USD	4,100,000	31,099
Receive	3M LIBOR	1.750%	12/21/26	USD	35,540,000	3,038,173
Receive	3M LIBOR	1.850%	07/27/26	USD	13,350,000	520,502
Receive	3M LIBOR	2.000%	12/16/20	USD	15,400,000	285,169
Receive	3M LIBOR	2.000%	07/27/26	USD	36,300,000	1,177,719
Receive	3M LIBOR	2.250%	12/21/46	USD	31,950,000	1,522,618
Receive	3M LIBOR	2.300%	04/21/26	USD	34,400,000	640,117
Receive	3M LIBOR	2.300%	04/27/26	USD	41,300,000	770,444
Receive	3M LIBOR	2.400%	03/16/26	USD	60,500,000	841,768
Receive	3M LIBOR	2.500%	02/22/26	USD	91,970,000	1,150,866
Receive	3M LIBOR	2.750%	12/19/48	USD	16,600,000	(507,574)
Receive	6M LIBOR	0.750%	03/15/27	GBP	37,360,000	814,930
Receive	6M LIBOR	1.500%	12/21/45	JPY	143,000,000	169,404
Receive	6M LIBOR	1.500%	03/15/47	GBP	5,410,000	(461,832)
Receive	6M LIBOR	1.750%	03/15/47	GBP	5,030,000	(333,636)
Receive	6M LIBOR	2.000%	09/16/45	GBP	1,555,000	(352,020)
Receive	EXT-CPI	0.580%	10/15/17	EUR	29,600,000	117,139
Receive	EXT-CPI	0.625%	09/15/18	EUR	10,600,000	69,814
Receive	EXT-CPI	0.650%	10/15/18	EUR	8,700,000	60,205
Receive	EXT-CPI	0.806%	04/15/21	EUR	20,900,000	333,077
Receive	EXT-CPI	0.875%	05/15/21	EUR	20,200,000	295,350
Receive	EXT-CPI	0.883%	11/15/18	EUR	7,400,000	48,776
Receive	EXT-CPI	0.890%	11/15/18	EUR	5,400,000	38,563
Receive	EXT-CPI	1.165%	12/15/21	EUR	5,310,000	8,116

Net Unrealized Appreciation						$10,477,341

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.27	(5.000%)	12/20/21	3.542%	USD	14,700,000	$(358,406)
CDX.NA.IG.26	(1.000%)	06/20/21	0.610%	USD	14,100,000	(68,424)
CDX.NA.IG.27	(1.000%)	12/20/21	0.677%	USD	13,800,000	(14,307)

Net Unrealized Depreciation						$(441,137)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appre ciation
Federative Republic of Brazil 4.250% , due 01/07/25	1.000%	06/20/21	Citibank N.A.	2.514%	USD	800,000	$(50,212)	$(69,203)	$18,991
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	06/20/21	Deutsche Bank AG	2.514%	USD	1,200,000	(75,318)	(103,310)	27,992

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appre ciation
Russian Federation 7.500%, due 03/31/30	1.000%	06/20/21	JPMorgan Chase Bank N.A.	1.622%	USD	2,000,000	$(52,576)	$(122,681)	$70,105
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Barclays Bank plc	1.407%	USD	12,400,000	(213,565)	(311,729)	98,164
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Citibank N.A.	1.407%	USD	1,000,000	(17,223)	(24,368)	7,145
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Credit Suisse International	1.407%	USD	600,000	(10,334)	(14,758)	4,424
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Deutsche Bank AG	1.407%	USD	12,900,000	(222,176)	(331,353)	109,177

Totals							$(641,404)	$(977,402)	$335,998

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	10/17/57	Deutsche Bank AG	0.000%	USD	7,900,000	$(90,927)	$(496,449)	$405,522
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	900,000	(10,359)	(46,593)	36,234

Totals							$(101,286)	$(543,042)	$441,756

Securities in the amount of $806,213 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(CMBX)—	Commercial Mortgage-Backed Index
(CDS)—	Credit Default Swap
(CDX.ITRAXX.MAIN)—	Markit iTraxx Europe Main CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EXT-CPI)—	Excluding Tobacco-Non-revised Consumer Price Index
(HICP)—	Harmonized Index of Consumer Prices
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index
(YOY)—	Year over year options may have a series of expirations

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,533,382,659	$—	$2,533,382,659
Total Corporate Bonds & Notes*	—	312,999,254	—	312,999,254
Total Foreign Government*	—	201,341,220	—	201,341,220
Total Asset-Backed Securities*	—	87,687,773	—	87,687,773
Total Mortgage-Backed Securities*	—	57,388,313	—	57,388,313
Total Purchased Options*	—	12,216,385	—	12,216,385
Total Convertible Preferred Stock*	1,071,000	—	—	1,071,000
Total Municipals	—	653,892	—	653,892
Total Floating Rate Loans*	—	195,232	—	195,232
Short-Term Investments
Certificate of Deposit	—	107,817,748	—	107,817,748
Discount Note	—	1,299,368	—	1,299,368
Foreign Government	—	82,668,111	—	82,668,111
Repurchase Agreement	—	5,487,086	—	5,487,086
U.S. Treasury	—	29,034,367	—	29,034,367
Total Short-Term Investments	—	226,306,680	—	226,306,680
Total Investments	$1,071,000	$3,432,171,408	$—	$3,433,242,408

Secured Borrowings (Liability)	$—	$(1,894,943,289)	$—	$(1,894,943,289)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$25,221,874	$—	$25,221,874
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(25,086,232)	—	(25,086,232)
Total Forward Contracts	$—	$135,642	$—	$135,642
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$510,974	$—	$—	$510,974
Futures Contracts (Unrealized Depreciation)	(958,939)	—	—	(958,939)
Total Futures Contracts	$(447,965)	$—	$—	$(447,965)
Written Options
Credit Default Swaptions at Value	$—	$(71,615)	$—	$(71,615)
Inflation Capped Options at Value	—	(500,158)	—	(500,158)
Interest Rate Swaptions at Value	—	(7,416,079)	—	(7,416,079)
Options on Exchange-Traded Futures Contracts at Value	(22,344)	—	—	(22,344)
Total Written Options	$(22,344)	$(7,987,852)	$—	$(8,010,196)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$12,995,273	$—	$12,995,273
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,959,069)	—	(2,959,069)
Total Centrally Cleared Swap Contracts	$—	$10,036,204	$—	$10,036,204
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,509,762	$—	$1,509,762
OTC Swap Contracts at Value (Liabilities)	—	(13,156,596)	—	(13,156,596)
Total OTC Swap Contracts	$—	$(11,646,834)	$—	$(11,646,834)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$3,433,242,408
Cash	31,947
Cash denominated in foreign currencies (b)	2,799,884
Cash collateral for centrally cleared swap contracts	1,045,000
OTC swap contracts at market value (c)	1,509,762
Unrealized appreciation on forward foreign currency exchange contracts	25,221,874
Receivable for:
Investments sold	1,189,984,511
TBA securities sold	329,978,828
Fund shares sold	385,431
Interest	13,842,760
Variation margin on futures contracts	653,185
Interest on OTC swap contracts	1,791
Variation margin on centrally cleared swap contracts	1,083,958
Prepaid expenses	7,558
Other assets	40,732

Total Assets	4,999,829,629
Liabilities
Written options at value (d)	8,010,196
Secured borrowings	1,894,670,365
OTC swap contracts at market value (e)	13,156,596
Cash collateral (f)	21,006,000
Unrealized depreciation on forward foreign currency exchange contracts	25,086,232
Payables for:
Investments purchased	68,996
TBA securities purchased	398,511,172
Fund shares redeemed	989,630
Interest on reverse repurchase agreements	2,921
Deferred dollar roll income	272,924
Variation margin on centrally cleared swap contracts	1,027,263
Accrued Expenses:
Management fees	1,035,556
Distribution and service fees	260,216
Deferred trustees’ fees	101,823
Other expenses	606,271

Total Liabilities	2,364,806,161

Net Assets	$2,635,023,468

Net Assets Consist of:
Paid in surplus	$3,015,571,080
Undistributed net investment income	50,744,130
Accumulated net realized loss	(322,923,086)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(108,368,656)

Net Assets	$2,635,023,468

Net Assets
Class A	$1,385,192,652
Class B	1,217,698,026
Class E	32,132,790
Capital Shares Outstanding*
Class A	141,715,399
Class B	125,703,940
Class E	3,308,193
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.77
Class B	9.69
Class E	9.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,540,446,211.
(b)	Identified cost of cash denominated in foreign currencies was $2,752,824.
(c)	Net premium paid on OTC swap contracts was $30,836.
(d)	Premiums received on written options were $8,320,747.
(e)	Net premium received on OTC swap contracts was $1,476,865.
(f)	Includes collateral of $19,801,000 for OTC swap contracts and $1,205,000 for TBAs.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$67,500
Interest (a)	82,240,712
Other income (b)	54,124

Total investment income	82,362,336
Expenses
Management fees	12,692,975
Administration fees	85,960
Custodian and accounting fees	454,104
Distribution and service fees—Class B	3,089,112
Distribution and service fees—Class E	48,447
Interest expense	6,547,237
Audit and tax services	137,869
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	142,528
Insurance	18,742
Miscellaneous	52,652

Total expenses	23,350,986
Less management fee waiver	(171,832)

Net expenses	23,179,154

Net Investment Income	59,183,182

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(28,900,943)
Futures contracts	(2,195,946)
Written options	5,608,056
Swap contracts	(48,175,971)
Foreign currency transactions	(52,400)

Net realized loss	(73,717,204)

Net change in unrealized appreciation (depreciation) on:
Investments	131,382,815
Futures contracts	(1,245,370)
Written options	(2,957,620)
Swap contracts	23,911,517
Foreign currency transactions	(6,006,929)

Net change in unrealized appreciation	145,084,413

Net realized and unrealized gain	71,367,209

Net Increase in Net Assets From Operations	$130,550,391

(a)	Net of foreign withholding taxes of $4,487.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,183,182	$17,542,958
Net realized loss	(73,717,204)	(92,559,720)
Net change in unrealized appreciation (depreciation)	145,084,413	(5,806,998)

Increase (decrease) in net assets from operations	130,550,391	(80,823,760)

From Distributions to Shareholders
Net investment income
Class A	0	(79,491,598)
Class B	0	(67,778,150)
Class E	0	(1,857,152)

Total distributions	0	(149,126,900)

Decrease in net assets from capital share transactions	(231,301,619)	(92,673,155)

Total decrease in net assets	(100,751,228)	(322,623,815)

Net Assets
Beginning of period	2,735,774,696	3,058,398,511

End of period	$2,635,023,468	$2,735,774,696

Undistributed net investment income (Accumulated loss)
End of period	$50,744,130	$(2,815,513)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,984,755	$38,376,383	3,649,796	$36,844,348
Reinvestments	0	0	8,280,375	79,491,598
Redemptions	(17,663,121)	(169,775,278)	(13,364,624)	(130,314,401)

Net decrease	(13,678,366)	$(131,398,895)	(1,434,453)	$(13,978,455)

Class B
Sales	7,478,913	$72,310,624	5,962,770	$58,678,637
Reinvestments	0	0	7,097,189	67,778,150
Redemptions	(17,846,033)	(170,042,997)	(20,585,603)	(199,056,490)

Net decrease	(10,367,120)	$(97,732,373)	(7,525,644)	$(72,599,703)

Class E
Sales	447,661	$4,361,439	409,929	$4,004,331
Reinvestments	0	0	194,060	1,857,152
Redemptions	(678,732)	(6,531,790)	(1,221,839)	(11,956,480)

Net decrease	(231,071)	$(2,170,351)	(617,850)	$(6,094,997)

Decrease derived from capital shares transactions		$(231,301,619)		$(92,673,155)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2016

Cash Flows From Operating Activities
Net increase in net assets from operations	$130,550,391
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(4,401,693,815)
Proceeds from investments sold	5,015,536,912
Purchases of short-term investments, net	(213,133,838)
Net amortization/accretion of premium (discount)	(35,503,938)
Premium received on open written options, net	6,910,960
Decrease in interest receivable	2,017,572
Increase in cash collateral, asset	(578,000)
Decrease in OTC swap contracts at market value, asset	2,380,192
Increase in unrealized appreciation on forward foreign currency exchange contracts	(13,462,522)
Decrease in receivable for investments sold	612,975,996
Increase in receivable for TBA securities sold	(329,978,828)
Decrease in receivable for swap cash collateral	970,000
Increase in receivable for variation margin on swap contracts	(473,790)
Decrease in receivable for variation margin on futures contracts	271,203
Decrease in receivable for deferred dollar roll income, asset	470,174
Increase in interest receivable on OTC swap contracts	(1,460)
Decrease in other assets and prepaid expenses	376
Decrease in OTC swap contracts at market value, liability	(11,279,836)
Increase in cash collateral, liability	13,707,000
Increase in unrealized depreciation on forward foreign currency exchange contracts	17,723,042
Decrease in payable for investments purchased	(361,360)
Increase in payable for TBA securities purchased	398,511,172
Increase in payable for deferred dollar roll income, liability	272,924
Increase in payable for variation margin on centrally cleared swap contracts	1,027,263
Decrease in accrued management fees	(49,020)
Decrease in accrued distribution and service fees	(12,230)
Increase in deferred trustee’s fees	19,886
Decrease in interest payable on reverse repurchase agreements	(32,615)
Increase in other expenses	107,886
Net realized loss from investments and written options	23,292,887
Net change in unrealized (appreciation) depreciation on investments and written options	(128,425,195)

Net cash provided by operating activities	$1,091,759,389

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold	114,969,242
Payment on shares redeemed, including decrease in payable for shares redeemed	(346,543,570)
Decrease in due to custodian bank	(960,090)
Proceeds from issuance of reverse repurchase agreements	94,493,750
Repayment of reverse repurchase agreements	(239,868,750)
Proceeds from secured borrowings	21,184,473,129
Repayment of secured borrowings	(21,902,369,725)

Net cash used in financing activities	$(1,095,806,014)

Net decrease in cash and foreign currency (a)	$(4,046,625)

Cash and cash in foreign currency at beginning of year	$6,878,456

Cash and cash in foreign currency at end of year	$2,831,831

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$6,579,852

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $262,950.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.30		$10.07		$9.95	$11.83	$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.07		0.24	0.09	0.20
Net realized and unrealized gain (loss) on investments	0.24		(0.33)		0.07	(1.07)	0.85

Total from investment operations	0.47		(0.26)		0.31	(0.98)	1.05

Less Distributions
Distributions from net investment income	0.00		(0.51)		(0.19)	(0.27)	(0.40)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.63)	(0.73)

Total distributions	0.00		(0.51)		(0.19)	(0.90)	(1.13)

Net Asset Value, End of Period	$9.77		$9.30		$10.07	$9.95	$11.83

Total Return (%) (b)	5.05	(c)	(2.71	)(c)	3.08 (c)	(8.98)	9.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75		0.61		0.56	0.55	0.58
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51		0.51		0.51	0.50	0.50
Net ratio of expenses to average net assets (%) (d)	0.75		0.61		0.56	0.55	0.58
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.50		0.50		0.51	0.50	0.50
Ratio of net investment income to average net assets (%)	2.32		0.71		2.39	0.83	1.70
Portfolio turnover rate (%)	120	(e)	64		43	44 (e)	53
Net assets, end of period (in millions)	$1,385.2		$1,445.5		$1,579.7	$1,731.8	$1,685.0

	Class B
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.24		$10.01		$9.88	$11.76	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.04		0.22	0.06	0.17
Net realized and unrealized gain (loss) on investments	0.25		(0.32)		0.07	(1.07)	0.85

Total from investment operations	0.45		(0.28)		0.29	(1.01)	1.02

Less Distributions
Distributions from net investment income	0.00		(0.49)		(0.16)	(0.24)	(0.37)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.63)	(0.73)

Total distributions	0.00		(0.49)		(0.16)	(0.87)	(1.10)

Net Asset Value, End of Period	$9.69		$9.24		$10.01	$9.88	$11.76

Total Return (%) (b)	4.87	(c)	(3.00	)(c)	2.89	(9.27)	9.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00		0.86		0.81	0.80	0.83
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76		0.76		0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	1.00		0.86		0.81	0.80	0.83
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.75		0.75		0.76	0.75	0.75
Ratio of net investment income to average net assets (%)	2.07		0.46		2.14	0.58	1.46
Portfolio turnover rate (%)	120	(e)	64		43	44 (e)	53
Net assets, end of period (in millions)	$1,217.7		$1,257.5		$1,437.0	$1,593.8	$1,975.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.26		$10.02		$9.90	$11.78	$11.85

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.05		0.23	0.07	0.18
Net realized and unrealized gain (loss) on investments	0.24		(0.31)		0.06	(1.07)	0.86

Total from investment operations	0.45		(0.26)		0.29	(1.00)	1.04

Less Distributions
Distributions from net investment income	0.00		(0.50)		(0.17)	(0.25)	(0.38)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.63)	(0.73)

Total distributions	0.00		(0.50)		(0.17)	(0.88)	(1.11)

Net Asset Value, End of Period	$9.71		$9.26		$10.02	$9.90	$11.78

Total Return (%) (b)	4.86	(c)	(2.80	)(c)	2.89 (c)	(9.17)	9.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90		0.76		0.71	0.70	0.73
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66		0.66		0.66	0.65	0.65
Net ratio of expenses to average net assets (%) (d)	0.90		0.76		0.71	0.70	0.73
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.65		0.65		0.66	0.65	0.65
Ratio of net investment income to average net assets (%)	2.16		0.51		2.24	0.68	1.54
Portfolio turnover rate (%)	120	(e)	64		43	44 (e)	53
Net assets, end of period (in millions)	$32.1		$32.8		$41.7	$48.4	$70.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 61% and 39% for the years ended December 31, 2016 and 2013, respectively.

See accompanying notes to financial statements.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, swap transactions, foreign currency transactions, paydown reclasses, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $5,487,086, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 115 days. The average amount of borrowings was $131,595,978 and the annualized weighted average interest rate was 0.40% during the 115 day period. There were no outstanding reverse repurchase agreements as of December 31, 2016.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2016, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the Portfolio’s average amount of borrowings was $956,653,458 and the weighted average interest rate was 0.66%. For the year ended December 31, 2016, the Portfolio had an outstanding secured borrowing transaction balance for 366 days.

At December 31, 2016, the amount of the Portfolio’s outstanding borrowings was $1,894,670,365. Securities in the amount of $21,353,837 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2016. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2016:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
BNP Paribas S.A.	$(1,127,108,784)	$1,127,624,297	$—	$—	$515,513
Morgan Stanley & Co. LLC	(746,566,213)	724,407,066	21,353,837	—	(805,310)
Barclays Capital, Inc.	(20,995,368)	21,031,673	—	—	36,305

	$(1,894,670,365)	$1,873,063,036	$21,353,837	$—	$(253,492)

(a)	Represents market value of borrowings as of December 31, 2016.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(1,669,150,315)	$(225,520,050)	$—	$(1,894,670,365)
Total Borrowings	$—	$(1,669,150,315)	$(225,520,050)	$—	$(1,894,670,365)
Gross amount of recognized liabilities for secured borrowing transactions					$(1,894,670,365)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the

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Notes to Financial Statements—December 31, 2016—(Continued)

Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the

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Notes to Financial Statements—December 31, 2016—(Continued)

underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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Notes to Financial Statements—December 31, 2016—(Continued)

delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$12,216,385
	OTC swap contracts at market value (b)	1,509,762	OTC swap contracts at market value (b)	$12,413,906
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	12,995,273	Unrealized depreciation on centrally cleared swap contracts (c) (d)	2,517,932
	Unrealized appreciation on futures contracts (c) (e)	510,974	Unrealized depreciation on futures contracts (c) (e)	958,939
			Written options at value (f)	7,938,581
Credit			OTC swap contracts at market value (b)	742,690
			Unrealized depreciation on centrally cleared swap contracts (c) (d)	441,137
			Written options at value	71,615
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	25,221,874	Unrealized depreciation on forward foreign currency exchange contracts	25,086,232

Total		$52,454,268		$50,171,032

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $1,791.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange traded written options with a value of $22,344 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$2,246,685	$(246,365)	$(2,000,320)	$—
BNP Paribas S.A.	5,822,898	(3,576,828)	(2,246,070)	—
Citibank N.A.	8,207,531	(686,970)	(7,520,561)	—
Credit Suisse International	4,071	(4,071)	—	—
Deutsche Bank AG	4,730,496	(4,730,496)	—	—
Goldman Sachs Bank USA	1,343,024	(1,343,024)	—	—
JPMorgan Chase Bank N.A.	4,513,393	(4,513,393)	—	—
Morgan Stanley Capital Services LLC	8,317,219	(6,709,205)	(1,608,014)	—
Societe Generale Paris	2,296,588	(419,306)	(1,877,282)	—
UBS AG Stamford	1,466,116	(593,810)	(872,306)	—

	$38,948,021	$(22,823,468)	$(16,124,553)	$—

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$246,365	$(246,365)	$—	$—
BNP Paribas S.A.	3,576,828	(3,576,828)	—	—
Citibank N.A.	686,970	(686,970)	—	—
Credit Suisse International	10,334	(4,071)	—	6,263
Deutsche Bank AG	8,120,668	(4,730,496)	(3,027,992)	362,180
Goldman Sachs Bank USA	15,984,418	(1,343,024)	(14,641,394)	—
Goldman Sachs International	77,256	—	(42,153)	35,103
JPMorgan Chase Bank N.A.	9,805,520	(4,513,393)	(5,199,176)	92,951
Morgan Stanley Capital Services LLC	6,709,205	(6,709,205)	—	—
Societe Generale Paris	419,306	(419,306)	—	—
UBS AG Stamford	593,810	(593,810)	—	—

	$46,230,680	$(22,823,468)	$(22,910,715)	$496,497

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(6,676,181)	$—	$(124,214)	$(6,800,395)
Forward foreign currency transactions	—	—	(1,935,441)	(1,935,441)
Futures contracts	(2,195,946)	—	—	(2,195,946)
Swap contracts	(46,227,511)	(1,948,460)	—	(48,175,971)
Written options	3,576,998	314,342	1,716,716	5,608,056

	$(51,522,640)	$(1,634,118)	$(342,939)	$(53,499,697)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$4,546,057	$—	$—	$4,546,057
Forward foreign currency transactions	—	—	(4,260,520)	(4,260,520)
Futures contracts	(1,245,370)	—	—	(1,245,370)
Swap contracts	21,641,959	2,269,558	—	23,911,517
Written options	(2,802,793)	31,253	(186,080)	(2,957,620)

	$22,139,853	$2,300,811	$(4,446,600)	$19,994,064

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$3,336,258,804
Forward foreign currency transactions	1,022,823,878
Futures contracts long	884,852,536
Futures contracts short	(926,362,862)
Swap contracts	1,719,756,006
Written options	(890,635,348)

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Notes to Financial Statements—December 31, 2016—(Continued)

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	465,300,000	—	$2,687,861
Options written	1,249,262,000	763	4,979,408
Options bought back	(337,660,000)	(398)	(1,926,593)
Options exercised	(682,713,000)	(225)	(2,190,565)
Options expired	(524,789,000)	(140)	(2,129,343)

Options outstanding December 31, 2016	169,400,000	—	$1,420,768

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	266,000,000	—	$4,329,982
Options written	1,083,970,000	3,184	9,394,456
Options bought back	(458,290,000)	(1,435)	(4,799,859)
Options exercised	(62,930,000)	(1,072)	(683,221)
Options expired	(343,650,000)	(547)	(1,341,379)

Options outstanding December 31, 2016	485,100,000	130	$6,899,979

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

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a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,620,649,673	$565,590,685	$4,024,188,491	$775,316,530

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$2,115,219,723	$2,045,208,184

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$12,692,975	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

MIST-39

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$—	$148,806,676	$—	$—	$—	$320,224	$	$149,126,900

MIST-40

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$44,464,231	$—	$(216,186,005)	$(208,724,016)	$(380,445,790)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio had no pre-enactment capital loss carryforwards, post-enactment short-term capital losses of $13,259,014 and post-enactment long-term capital losses of $195,465,002.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230) which provides guidance about Restricted Cash in the Cash Flows Statement. The ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

MIST-41

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Inflation Protected Bond Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Inflation Protected Bond Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2017

MIST-42

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-45

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-46

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-47

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2016, and slightly underperformed the median of its Performance Universe for the one-year period ended June 30, 2016. The Board also noted that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2016, performed equally to its Lipper Index for the three-year period ended June 30, 2016, and outperformed its Lipper Index for the five-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one- and three-year periods ended October 31, 2016, and outperformed its benchmark for the five- year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-48

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.
A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-49

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-50

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-51

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-52

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 2.85%, 2.61%, and 2.69%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

At the onset of the first quarter of 2016, global growth fears gripped markets amidst uncertainty surrounding China, falling commodity prices, and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan, and China, announced additional easing measures, though the European Central Bank (the “ECB”) notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the Federal Reserve (the “Fed”) from hiking rates for the second time. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of the U.K.’s referendum on leaving the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction, and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger U.S. dollar and heightened election uncertainty, mixed with increasing rates, weighed on risk sentiment toward the end of the November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. Presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off, and inflation expectations lurched higher. The potential for growth-enhancing policies — including infrastructure spending, tax reform and deregulation — along with solid economic data helped solidify the Fed’s widely expected hike in December; this hawkish tilt shifted its infamous “dots” higher for 2017 (reflecting Fed governors’ expectations for future interest rates) — even with the widely expected rate hike — contributed to front-end U.S. rates moving higher and the dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

A duration overweight to the intermediate portion of the U.S. yield curve, which was partially facilitated through cash bonds, interest rate swaps and futures, detracted from performance as yields rose. A defensive, underweight position against the front end of the U.K. yield curve, through the use of futures and interest rate swaps, was negative for performance as rates fell; however, this was partially offset by exposure to German and European peripheral rates, which contributed to returns as yields fell. An allocation to Treasury Inflation-Protected Securities (“TIPS”) added to returns as inflation expectations increased over the year. In the corporate credit space, an underweight to investment grade credit was negative for performance as credit spreads narrowed; however, an allocation to high yield credit was additive to performance. Country and sector selection within EM external debt, particularly Brazilian quasi-sovereign industrials, was positive for returns as those securities experienced spread tightening. Within currencies, through the use of forwards, the Portfolio was positioned long U.S. dollar versus the South Korean won, which was positive for performance as the currency depreciated over the reporting period. However, these gains were offset by a long U.S. dollar position against the Japanese yen, which detracted from performance as the currency appreciated.

The Portfolio maintained its underweight to the front-end of the U.S. yield curve, but at year end maintained a modest duration overweight overall as U.S. fundamentals remained solid. Globally, we maintained exposure to diversifying sources of duration, including long exposure in Germany as well as short exposure in the U.K and Japan. At period end, we continued to favor positions in TIPS as inflation expectations embedded in markets still remain low despite the recent move in breakevens (the difference between nominal and real yields). We remained underweight investment-grade corporate credit, though we opportunistically added issuers and sectors with solid fundamentals as volatility created dislocations. This underweight was partially offset by exposure to taxable municipal bonds and select non-investment grade financials. We maintained an overweight to Agency mortgage-backed securities (“MBS”) though remained selective across the coupon stack and continued to hold non-Agency MBS, which offer attractive yields. We remained tactical with

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

currency positioning and will likely have more moderate positions against a broader array of currencies. While we expect to have net long U.S. dollar positioning, the composition of relative value exposures may change tactically as market conditions evolve.

Scott A. Mather

Mark Kiesel

Mihir Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	2.85	3.02	5.27
Class B	2.61	2.76	5.01
Class E	2.69	2.85	5.11
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	84.8
Corporate Bonds & Notes	26.4
Asset-Backed Securities	10.0
Mortgage-Backed Securities	6.4
Municipals	3.4
Foreign Government	2.5
Floating Rate Loans	0.2

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.52%	$1,000.00	$988.60	$2.60
	Hypothetical*	0.52%	$1,000.00	$1,022.52	$2.64

Class B(a)	Actual	0.77%	$1,000.00	$986.70	$3.85
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

Class E(a)	Actual	0.67%	$1,000.00	$986.80	$3.35
	Hypothetical*	0.67%	$1,000.00	$1,021.77	$3.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—84.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—51.1%
Fannie Mae 10 Yr. Pool 3.000%, 12/01/20	111,583	$114,605
3.000%, 02/01/21	344,764	354,099
3.000%, 08/01/21	251,585	258,397
3.000%, 11/01/21	67,889	69,795
3.000%, 03/01/22	305,824	314,758
3.000%, 05/01/22	1,023,544	1,054,213
3.500%, 05/01/19	74,708	77,832
3.500%, 08/01/20	309,525	322,467
3.500%, 10/01/20	717,713	747,733
3.500%, 03/01/21	69,609	72,542
3.500%, 07/01/21	767,180	799,393
3.500%, 01/01/22	206,386	215,069
3.500%, 04/01/22	135,710	141,448
3.500%, 08/01/22	150,594	156,928
3.500%, 09/01/23	715,183	745,261
4.000%, 05/01/19	7,792	8,020
4.500%, 03/01/18	14,940	15,354
4.500%, 07/01/18	10,892	11,194
4.500%, 11/01/18	9,245	9,501
4.500%, 12/01/18	4,891	5,027
4.500%, 05/01/19	265,718	273,090
5.500%, 11/01/17	15,232	15,385
5.500%, 09/01/18	53,016	54,289
5.500%, 10/01/18	27,844	28,506
Fannie Mae 15 Yr. Pool 3.000%, 09/01/28	639,267	657,601
3.000%, TBA (a)	81,000,000	83,119,924
3.500%, 04/01/24	727,587	758,011
3.500%, 08/01/25	168,968	176,280
3.500%, 10/01/25	584,088	609,726
3.500%, 11/01/25	179,834	187,615
3.500%, 12/01/25	56,836	59,292
3.500%, 01/01/26	522,176	544,872
3.500%, 03/01/26	1,076,102	1,122,711
3.500%, 10/01/26	245,735	256,648
3.500%, 12/01/26	1,075,128	1,121,917
3.500%, 08/01/27	356,995	374,052
3.500%, 07/01/28	110,816	115,610
3.500%, 07/01/29	194,897	204,154
3.500%, 02/01/31	196,464	204,791
3.500%, TBA (a)	45,000,000	46,881,738
4.000%, 07/01/18	1,788	1,840
4.000%, 08/01/18	716	737
4.000%, 09/01/18	417	429
4.000%, 05/01/19	436,717	449,534
4.000%, 07/01/19	171,846	176,823
4.000%, 08/01/20	186,628	192,236
4.000%, 03/01/22	29,741	30,633
4.000%, 04/01/24	43,031	45,421
4.000%, 05/01/24	1,860,876	1,964,824
4.000%, 06/01/24	2,069,526	2,185,517
4.000%, 07/01/24	19,586	20,321
4.000%, 02/01/25	613,032	647,231
4.000%, 06/01/25	207,744	217,637
4.000%, 07/01/25	6,022	6,346

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.000%, 08/01/25	659,582	694,362
4.000%, 09/01/25	32,413	33,995
4.000%, 12/01/25	214,850	221,393
4.000%, 02/01/26	180,972	191,134
4.000%, 03/01/26	33,362	35,231
4.000%, 06/01/26	35,591	37,497
4.500%, 03/01/18	50,696	52,102
4.500%, 04/01/18	101,824	104,649
4.500%, 06/01/18	312,366	321,034
4.500%, 07/01/18	162,835	167,353
4.500%, 08/01/18	1,834	1,885
4.500%, 10/01/18	6,608	6,791
4.500%, 11/01/18	386,434	397,156
4.500%, 12/01/18	124,710	128,248
4.500%, 02/01/19	93,735	96,336
4.500%, 05/01/19	174,075	178,905
4.500%, 06/01/19	82,255	84,676
4.500%, 11/01/19	92,839	95,587
4.500%, 12/01/19	102,044	105,032
4.500%, 08/01/20	184,702	191,815
4.500%, 09/01/20	220,816	226,942
4.500%, 10/01/20	11,061	11,506
4.500%, 12/01/20	197,381	204,543
4.500%, 01/01/22	6,267	6,441
4.500%, 02/01/23	195,665	204,951
4.500%, 03/01/23	351,559	366,815
4.500%, 05/01/23	37,128	39,397
4.500%, 06/01/23	2,306	2,436
4.500%, 01/01/24	4,592	4,720
4.500%, 04/01/24	59,744	63,097
4.500%, 05/01/24	201,296	212,789
4.500%, 08/01/24	40,248	42,590
4.500%, 10/01/24	272,031	288,646
4.500%, 11/01/24	77,600	81,859
4.500%, 02/01/25	487,545	515,595
4.500%, 03/01/25	340,841	360,361
4.500%, 04/01/25	210,353	220,819
4.500%, 05/01/25	700,557	742,746
4.500%, 06/01/25	55,673	57,630
4.500%, 07/01/25	2,697,435	2,851,620
4.500%, 08/01/25	75,997	80,793
4.500%, 09/01/25	184,051	194,706
4.500%, 11/01/25	141,655	150,669
4.500%, 04/01/26	13,985	14,869
4.500%, 01/01/27	83,353	86,539
5.500%, 12/01/17	564	570
5.500%, 01/01/18	19,505	19,700
5.500%, 02/01/18	140,757	142,402
5.500%, 11/01/18	642	653
5.500%, 09/01/19	17,742	18,004
5.500%, 09/01/20	8,566	9,006
5.500%, 12/01/20	773	793
5.500%, 03/01/22	123,338	130,880
5.500%, 04/01/22	79,709	84,229
5.500%, 07/01/22	105,014	112,218
5.500%, 09/01/22	40,735	43,433

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 10/01/22	355,674	$378,771
5.500%, 11/01/22	87,603	93,574
5.500%, 12/01/22	60,198	64,006
5.500%, 02/01/23	112,623	120,838
5.500%, 03/01/23	16,920	18,144
5.500%, 07/01/23	8,344	8,804
5.500%, 08/01/23	31,264	33,167
5.500%, 10/01/23	70,026	74,863
5.500%, 11/01/23	10,990	11,071
5.500%, 12/01/23	33,327	35,484
5.500%, 01/01/24	10,198	10,981
5.500%, 03/01/24	61,674	66,031
5.500%, 09/01/24	28,347	29,580
5.500%, 01/01/25	853,901	917,532
5.500%, 05/01/25	105,746	110,267
6.000%, 04/01/17	584	585
6.000%, 06/01/17	383	384
6.000%, 07/01/17	1,715	1,721
6.500%, 02/01/17	269	269
6.500%, 07/01/17	27	27
6.500%, 10/01/17	884	893
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	60,714	64,264
4.000%, 05/01/29	207,228	219,328
4.000%, 03/01/30	122,303	129,713
4.000%, 05/01/30	194,441	206,534
4.000%, 08/01/30	155,518	164,946
4.000%, 09/01/30	104,615	110,952
4.000%, 10/01/30	4,400	4,657
4.000%, 11/01/30	491,518	520,966
4.000%, 12/01/30	67,806	71,807
4.000%, 06/01/31	9,699	10,288
4.000%, 09/01/31	252,585	267,899
4.000%, 11/01/31	21,761	22,891
4.500%, 01/01/25	10,577	11,376
4.500%, 04/01/31	50,177	54,027
5.000%, 05/01/23	149,049	162,279
5.000%, 05/01/24	160,428	174,667
5.000%, 01/01/25	116,593	126,942
5.000%, 09/01/25	33,796	36,809
5.000%, 11/01/25	44,295	48,226
5.000%, 12/01/25	291,827	317,883
5.000%, 01/01/26	74,353	80,991
5.000%, 03/01/26	53,645	58,406
5.000%, 02/01/27	6,054	6,592
5.000%, 05/01/27	175,839	191,446
5.000%, 07/01/27	7,609	8,285
5.000%, 08/01/27	3,451	3,757
5.000%, 03/01/28	16,843	18,338
5.000%, 05/01/28	586,899	638,992
5.000%, 06/01/28	1,813,497	1,975,179
5.000%, 01/01/29	66,401	72,294
5.000%, 07/01/29	94,307	102,784
5.000%, 12/01/29	26,549	28,936
5.000%, 03/01/30	548,115	597,517

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.000%, 05/01/30	121,678	132,585
5.000%, 07/01/31	95,037	103,941
5.500%, 02/01/19	7,022	7,799
5.500%, 06/01/23	189,673	210,647
5.500%, 07/01/24	8,668	9,631
5.500%, 01/01/25	10,079	11,200
5.500%, 02/01/25	2,754	3,060
5.500%, 03/01/25	741,529	833,318
5.500%, 08/01/25	61,933	69,516
5.500%, 10/01/25	4,387	4,876
5.500%, 11/01/25	10,064	11,181
5.500%, 03/01/26	73,216	81,312
5.500%, 05/01/26	2,033	2,257
5.500%, 06/01/26	393,766	437,310
5.500%, 01/01/27	55,562	61,746
5.500%, 06/01/27	7,965	8,860
5.500%, 07/01/27	208,395	231,440
5.500%, 08/01/27	93,571	103,919
5.500%, 10/01/27	139,279	154,680
5.500%, 11/01/27	31,599	35,099
5.500%, 12/01/27	278,163	309,117
5.500%, 01/01/28	102,118	113,411
5.500%, 03/01/28	50,008	55,580
5.500%, 04/01/28	178,161	197,998
5.500%, 05/01/28	61,079	67,870
5.500%, 06/01/28	16,260	18,060
5.500%, 07/01/28	8,661	9,619
5.500%, 09/01/28	123,665	137,420
5.500%, 10/01/28	21,245	23,594
5.500%, 12/01/28	8,312	9,232
5.500%, 01/01/29	136,724	151,843
5.500%, 07/01/29	120,448	133,933
5.500%, 10/01/29	271,515	302,787
5.500%, 04/01/30	235,129	262,455
6.000%, 06/01/26	10,512	11,896
6.000%, 07/01/26	87,229	98,685
6.000%, 08/01/26	14,934	16,896
6.000%, 12/01/26	13,600	15,391
6.000%, 09/01/28	76,422	86,459
6.000%, 10/01/28	44,943	50,870
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	542,000,000	538,099,420
3.500%, 09/01/45	6,382,689	6,546,325
3.500%, TBA (a)	843,100,000	863,219,818
4.000%, 05/01/34	172,456	181,335
4.000%, 05/01/35	130,472	137,311
4.000%, 01/01/41	676,465	717,592
4.000%, 03/01/41	500,017	536,743
4.000%, 05/01/41	383,562	406,317
4.000%, 05/01/42	174,517	184,777
4.000%, 12/01/43	710,462	748,026
4.000%, TBA (a)	597,000,000	626,998,421
4.500%, 04/01/39	1,052,981	1,141,511
4.500%, 05/01/39	99,230	107,354
4.500%, 06/01/39	38,069	41,023

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 08/01/39	30,595	$32,913
4.500%, 12/01/39	11,550	12,554
4.500%, 05/01/40	45,537	49,231
4.500%, 09/01/40	41,210	44,548
4.500%, 10/01/40	367,029	394,843
4.500%, 12/01/40	78,770	85,067
4.500%, 02/01/41	252,843	273,092
4.500%, 05/01/41	23,319	25,267
4.500%, 06/01/41	19,448	20,931
4.500%, 07/01/41	14,745	15,964
4.500%, 09/01/41	877,774	944,811
4.500%, 10/01/41	191,813	206,730
4.500%, 03/01/42	46,940	50,835
4.500%, 06/01/42	93,447	100,933
4.500%, 07/01/42	1,159,127	1,248,386
4.500%, 11/01/43	23,496	25,501
4.500%, TBA (a)	193,000,000	207,515,481
5.000%, 03/01/32	3,461	3,770
5.000%, 09/01/32	2,388	2,601
5.000%, 10/01/32	971	1,057
5.000%, 04/01/33	79,738	86,816
5.000%, 07/01/33	143,522	158,369
5.000%, 08/01/33	3,072	3,393
5.000%, 09/01/33	2,379	2,638
5.000%, 10/01/33	25,280	27,928
5.000%, 11/01/33	718	793
5.000%, 01/01/34	160,678	176,091
5.000%, 04/01/34	171,609	189,568
5.000%, 06/01/34	4,262	4,727
5.000%, 12/01/34	23,459	25,542
5.000%, 01/01/35	89,469	98,766
5.000%, 04/01/35	65	71
5.000%, 07/01/35	30,310	33,001
5.000%, 09/01/35	63,749	69,705
5.000%, 01/01/38	206,259	226,725
5.000%, 04/01/39	28,483	31,052
5.000%, 10/01/39	10,319	11,351
5.000%, 11/01/39	26,864	29,558
5.000%, 06/01/40	16,076	17,521
5.000%, 11/01/42	201,255	221,037
5.000%, TBA (a)	46,000,000	50,111,250
5.500%, 12/01/28	27,563	30,662
5.500%, 06/01/33	71,373	80,010
5.500%, 07/01/33	10,593	11,876
5.500%, 09/01/33	207,052	232,127
5.500%, 11/01/33	235,784	261,928
5.500%, 12/01/33	1,550	1,722
5.500%, 04/01/34	3,190	3,576
5.500%, 07/01/34	30,795	34,561
5.500%, 08/01/34	280,002	313,800
5.500%, 09/01/34	17,524	19,634
5.500%, 11/01/34	431,606	484,039
5.500%, 12/01/34	1,026,776	1,150,118
5.500%, 01/01/35	365,487	409,442
5.500%, 02/01/35	508,521	569,479

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 03/01/35	630,937	706,992
5.500%, 04/01/35	133,132	148,459
5.500%, 05/01/35	202,824	225,397
5.500%, 06/01/35	321,615	359,730
5.500%, 08/01/35	246,674	277,850
5.500%, 09/01/35	2,729,958	3,038,844
5.500%, 10/01/35	365,801	407,537
5.500%, 11/01/35	1,522,652	1,704,020
5.500%, 12/01/35	1,543,068	1,725,499
5.500%, 01/01/36	304,481	339,347
5.500%, 03/01/36	339,846	379,911
5.500%, 05/01/36	2,760	3,073
5.500%, 07/01/36	1,369,159	1,533,881
5.500%, 09/01/36	167,543	187,909
5.500%, 11/01/36	106,558	119,331
5.500%, 12/01/36	2,666	2,961
5.500%, 02/01/37	3,302	3,675
5.500%, 03/01/37	55,552	61,695
5.500%, 05/01/37	28,831	32,268
5.500%, 08/01/37	1,341,239	1,498,233
5.500%, 01/01/38	8,437	9,424
5.500%, 02/01/38	164,365	182,541
5.500%, 03/01/38	1,453,219	1,629,059
5.500%, 05/01/38	2,801,881	3,125,872
5.500%, 06/01/38	104,124	115,766
5.500%, 09/01/38	22,693	25,206
5.500%, 10/01/38	1,063,472	1,189,829
5.500%, 11/01/38	247,399	276,238
5.500%, 01/01/39	70,054	78,567
5.500%, 07/01/39	21,922	24,374
5.500%, 11/01/39	3,116,782	3,477,013
5.500%, 02/01/40	579,383	647,144
5.500%, 03/01/40	1,424,875	1,589,165
5.500%, 06/01/40	61,005	67,829
5.500%, 09/01/40	447,818	500,048
5.500%, 12/01/40	227,599	253,726
5.500%, 07/01/41	5,265,335	5,868,577
5.500%, TBA (a)	8,000,000	8,891,250
6.000%, 12/01/28	34,986	39,581
6.000%, 01/01/29	27,216	31,218
6.000%, 02/01/29	192	218
6.000%, 04/01/29	3,387	3,871
6.000%, 06/01/29	5,174	5,914
6.000%, 11/01/32	49,057	55,591
6.000%, 12/01/32	255,278	291,798
6.000%, 03/01/33	21,469	24,670
6.000%, 04/01/33	8,951	10,133
6.000%, 05/01/33	21,763	24,980
6.000%, 07/01/33	22,923	26,281
6.000%, 01/01/34	57,966	66,358
6.000%, 09/01/34	37,861	42,861
6.000%, 11/01/34	10,975	12,535
6.000%, 04/01/35	963,455	1,108,082
6.000%, 05/01/35	33,614	38,480
6.000%, 06/01/35	4,132	4,682

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 07/01/35	68,716	$78,185
6.000%, 09/01/35	10,369	11,778
6.000%, 11/01/35	438,825	496,697
6.000%, 12/01/35	28,681	32,581
6.000%, 01/01/36	144,492	163,787
6.000%, 03/01/36	105,616	119,647
6.000%, 04/01/36	6,923	7,920
6.000%, 05/01/36	650,096	735,710
6.000%, 06/01/36	23,201	26,267
6.000%, 07/01/36	93,373	105,873
6.000%, 08/01/36	2,413,075	2,733,510
6.000%, 09/01/36	722,284	820,858
6.000%, 10/01/36	214,143	242,808
6.000%, 11/01/36	147,341	167,032
6.000%, 12/01/36	786,397	889,677
6.000%, 01/01/37	581,878	661,276
6.000%, 02/01/37	588,991	667,282
6.000%, 03/01/37	219,219	248,372
6.000%, 04/01/37	94,103	107,894
6.000%, 05/01/37	1,535,481	1,740,377
6.000%, 07/01/37	24,231	27,494
6.000%, 08/01/37	58,383	66,651
6.000%, 09/01/37	447,507	506,758
6.000%, 11/01/37	77,865	88,418
6.000%, 02/01/38	697,754	801,213
6.000%, 03/01/38	14,198	16,389
6.000%, 08/01/38	23,107	26,250
6.000%, 09/01/38	807,040	924,249
6.000%, 10/01/38	85,639	98,628
6.000%, 11/01/38	8,627	9,760
6.000%, 01/01/39	122,546	140,836
6.000%, 04/01/39	738,769	836,510
6.000%, 07/01/39	142,050	160,820
6.000%, 08/01/39	841,502	952,016
6.000%, 02/01/40	2,259	2,560
6.000%, 05/01/40	5,303	6,000
6.000%, 09/01/40	9,576	10,838
6.000%, TBA (a)	2,000,000	2,264,688
8.000%, 10/01/25	1,197	1,348
Fannie Mae ARM Pool 1.741%, 08/01/41 (b)	374,650	378,290
1.741%, 07/01/42 (b)	315,380	321,120
1.741%, 08/01/42 (b)	304,075	309,679
1.741%, 10/01/44 (b)	480,873	489,942
1.791%, 09/01/41 (b)	991,562	1,009,977
2.271%, 09/01/35 (b)	1,633,596	1,697,576
2.421%, 11/01/35 (b)	201,474	210,445
2.467%, 03/01/35 (b)	45,419	47,374
2.480%, 06/01/33 (b)	34,666	35,973
2.485%, 01/01/36 (b)	76,142	80,164
2.500%, 01/01/35 (b)	67,638	70,670
2.505%, 02/01/35 (b)	39,161	41,233
2.520%, 12/01/34 (b)	1,209,909	1,248,184
2.523%, 01/01/35 (b)	59,976	63,017
2.552%, 01/01/35 (b)	79,221	83,358

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.562%, 10/01/28 (b)	157,897	163,072
2.587%, 10/01/35 (b)	330,787	349,765
2.594%, 02/01/31 (b)	214,270	219,793
2.616%, 08/01/36 (b)	516,544	545,271
2.633%, 01/01/35 (b)	216,594	226,057
2.635%, 07/01/32 (b)	32,555	33,560
2.669%, 02/01/35 (b)	143,560	151,480
2.683%, 01/01/35 (b)	23,528	24,649
2.723%, 08/01/35 (b)	662,784	700,823
2.725%, 03/01/33 (b)	3,617	3,779
2.742%, 11/01/35 (b)	582,349	616,202
2.749%, 12/01/34 (b)	49,885	52,235
2.751%, 05/01/35 (b)	54,995	57,765
2.756%, 09/01/31 (b)	45,629	47,752
2.775%, 07/01/33 (b)	27,660	29,143
2.817%, 05/01/35 (b)	424,334	449,604
2.838%, 12/01/34 (b)	667,851	693,209
2.865%, 04/01/34 (b)	8,699	9,189
2.872%, 11/01/34 (b)	2,348,648	2,489,893
2.882%, 05/01/34 (b)	888,029	938,538
2.990%, 11/01/34 (b)	5,691	5,991
3.000%, 08/01/35 (b)	701,330	743,566
3.018%, 10/01/34 (b)	17,889	19,075
3.021%, 09/01/32 (b)	169,248	180,019
3.040%, 04/01/35 (b)	124,424	131,248
3.164%, 11/01/35 (b)	295,111	303,351
3.173%, 11/01/34 (b)	115,540	121,981
3.182%, 09/01/34 (b)	873,734	920,620
3.385%, 11/01/32 (b)	27,216	28,173
4.311%, 12/01/36 (b)	241,131	253,139
4.714%, 09/01/34 (b)	44,849	47,129
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	8,147,547
2.475%, 04/01/19	14,459,096	14,668,771
2.870%, 09/01/27	7,300,000	7,165,771
3.240%, 07/01/22	21,901,370	22,832,370
3.330%, 11/01/21	1,453,655	1,518,715
Fannie Mae REMICS (CMO) 1.136%, 09/18/31 (b)	296,047	295,604
1.656%, 04/25/32 (b)	93,035	95,265
2.858%, 05/25/35 (b)	1,286,532	1,355,756
Freddie Mac 15 Yr. Gold Pool 5.500%, 09/01/19	128,197	132,294
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	125,682	133,333
4.000%, 09/01/30	526,423	558,479
4.000%, 10/01/30	30,911	32,796
5.500%, 04/01/21	10,352	11,467
5.500%, 12/01/22	693	768
5.500%, 03/01/23	129,565	143,512
5.500%, 06/01/26	2,842	3,151
5.500%, 08/01/26	1,190	1,319
5.500%, 06/01/27	27,348	30,293
5.500%, 12/01/27	76,161	84,368
5.500%, 01/01/28	43,813	48,570

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 5.500%, 02/01/28	11,194	$12,402
5.500%, 05/01/28	97,346	107,884
5.500%, 06/01/28	129,560	143,625
6.000%, 03/01/21	27,125	30,643
6.000%, 01/01/22	140,535	158,766
6.000%, 10/01/22	513,499	580,114
6.000%, 12/01/22	28,982	32,741
6.000%, 04/01/23	27,256	30,792
Freddie Mac 30 Yr. Gold Pool 3.500%, TBA (a)	75,000,000	76,679,857
4.000%, 12/01/40	217,130	228,166
4.000%, TBA (a)	36,000,000	37,766,952
4.500%, 04/01/34	28,181	30,370
4.500%, 06/01/35	92,337	99,497
4.500%, 04/01/41	149,795	160,886
4.500%, 10/01/41	169,554	182,526
4.500%, TBA (a)	29,800,000	31,986,509
5.500%, 03/01/32	25,919	28,849
5.500%, 01/01/33	1,915	2,153
5.500%, 05/01/33	2,281	2,563
5.500%, 08/01/33	2,264	2,542
5.500%, 10/01/33	3,281	3,685
5.500%, 12/01/33	1,602	1,800
5.500%, 01/01/34	2,376	2,632
5.500%, 05/01/34	56,572	63,592
5.500%, 09/01/34	35,214	39,584
5.500%, 01/01/35	43,107	48,457
5.500%, 07/01/35	2,251	2,547
5.500%, 10/01/35	65,093	72,783
5.500%, 11/01/35	134,858	149,849
5.500%, 12/01/35	47,541	53,469
5.500%, 01/01/36	39,539	44,244
5.500%, 02/01/36	39,624	43,937
5.500%, 04/01/36	24,902	27,946
5.500%, 06/01/36	2,138,681	2,408,890
5.500%, 07/01/36	46,772	52,014
5.500%, 08/01/36	80,261	89,593
5.500%, 10/01/36	23,844	26,744
5.500%, 12/01/36	388,548	433,621
5.500%, 02/01/37	30,962	34,670
5.500%, 03/01/37	18,085	20,298
5.500%, 04/01/37	38,791	43,057
5.500%, 06/01/37	60,558	67,811
5.500%, 07/01/37	319,982	357,045
5.500%, 08/01/37	107,812	121,675
5.500%, 09/01/37	49,367	54,832
5.500%, 10/01/37	13,711	15,289
5.500%, 11/01/37	352,369	392,679
5.500%, 12/01/37	19,262	21,394
5.500%, 01/01/38	107,502	119,684
5.500%, 02/01/38	289,637	322,896
5.500%, 03/01/38	127,428	141,837
5.500%, 04/01/38	250,754	280,017
5.500%, 05/01/38	536,329	597,264
5.500%, 06/01/38	399,309	445,183

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 07/01/38	576,564	642,661
5.500%, 08/01/38	1,524,650	1,698,511
5.500%, 09/01/38	393,475	437,978
5.500%, 10/01/38	11,229,206	12,524,879
5.500%, 11/01/38	3,598,739	4,001,578
5.500%, 12/01/38	12,195	13,508
5.500%, 01/01/39	937,405	1,046,311
5.500%, 02/01/39	141,231	156,912
5.500%, 03/01/39	112,170	124,962
5.500%, 06/01/39	3,838,937	4,276,904
5.500%, 09/01/39	89,513	99,251
5.500%, 02/01/40	127,507	141,877
5.500%, 03/01/40	16,483	18,322
5.500%, 05/01/40	3,687	4,113
5.500%, 08/01/40	116,791	130,017
5.500%, 02/01/41	83,210	92,283
Freddie Mac ARM Non-Gold Pool 2.531%, 02/01/35 (b)	40,267	42,723
2.570%, 02/01/35 (b)	57,146	60,225
2.581%, 01/01/35 (b)	56,772	60,434
2.587%, 02/01/35 (b)	55,904	58,782
2.594%, 09/01/35 (b)	258,424	271,418
2.611%, 02/01/35 (b)	21,092	22,302
2.618%, 10/01/34 (b)	56,465	59,389
2.635%, 02/01/35 (b)	49,743	52,258
2.679%, 01/01/35 (b)	234,713	248,170
2.720%, 09/01/35 (b)	452,620	478,631
2.806%, 08/01/35 (b)	531,850	561,699
2.810%, 06/01/35 (b)	1,095,587	1,155,780
2.813%, 02/01/35 (b)	52,880	55,938
2.844%, 11/01/34 (b)	85,544	90,257
2.848%, 11/01/31 (b)	28,237	29,925
2.942%, 02/01/35 (b)	86,291	91,073
2.976%, 03/01/35 (b)	103,799	107,730
2.995%, 01/01/29 (b)	325,353	339,392
3.211%, 08/01/32 (b)	52,298	54,012
3.215%, 11/01/34 (b)	23,172	24,309
3.342%, 11/01/34 (b)	45,783	48,524
3.392%, 11/01/34 (b)	41,262	43,726
Freddie Mac REMICS (CMO) 0.954%, 07/15/34 (b)	57,631	57,384
1.104%, 06/15/41 (b)	13,542,160	13,519,929
2.125%, 11/15/23 (b)	306,469	313,737
3.500%, 07/15/32	637	637
3.500%, 01/15/42	23,749,587	24,392,455
6.500%, 01/15/24	19,820	21,838
Freddie Mac Structured Pass-Through Securities (CMO) 1.741%, 10/25/44 (b)	1,064,975	1,091,690
1.741%, 02/25/45 (b)	96,784	98,242
1.941%, 07/25/44 (b)	5,432,323	5,444,556
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	7,000,000	7,074,101
4.000%, TBA (a)	11,000,000	11,678,907
5.000%, 10/15/33	7,011	7,665
5.000%, 12/15/33	37,896	41,883

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 05/15/34	6,638	$7,346
5.000%, 07/15/34	2,602	2,845
5.000%, 11/15/35	3,842	4,211
5.000%, 03/15/36	3,124	3,450
5.000%, 03/15/38	269,848	297,794
5.000%, 06/15/38	574,941	635,038
5.000%, 10/15/38	848,281	935,994
5.000%, 11/15/38	193,980	212,391
5.000%, 02/15/39	121,509	133,409
5.000%, 03/15/39	1,870,051	2,049,506
5.000%, 04/15/39	1,075,442	1,182,195
5.000%, 05/15/39	4,064,411	4,511,734
5.000%, 06/15/39	1,401,232	1,540,037
5.000%, 07/15/39	2,697,488	2,966,218
5.000%, 08/15/39	328,206	360,890
5.000%, 09/15/39	401,316	439,099
5.000%, 10/15/39	933,665	1,027,232
5.000%, 05/15/40	43,054	47,508
5.000%, 09/15/40	483,338	532,120
5.000%, 12/15/40	35,263	38,904
5.000%, 07/15/41	28,078	30,865
5.000%, TBA (a)	9,000,000	9,829,687
7.000%, 10/15/23	3,819	4,084
7.500%, 01/15/26	4,537	4,955
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	10,000,000	10,395,117
4.000%, 12/20/45	2,134,175	2,268,370
4.000%, TBA (a)	37,500,000	39,790,914
Ginnie Mae II ARM Pool 2.000%, 02/20/22 (b)	9,283	9,403
2.000%, 01/20/23 (b)	14,068	14,416
2.000%, 02/20/26 (b)	9,714	10,032
2.000%, 01/20/27 (b)	4,512	4,667
2.000%, 02/20/27 (b)	5,323	5,334
2.000%, 11/20/27 (b)	16,109	16,605
2.000%, 02/20/28 (b)	13,182	13,655
2.000%, 03/20/28 (b)	13,640	14,130
2.000%, 10/20/28 (b)	11,398	11,704
2.000%, 10/20/29 (b)	6,744	6,980
2.000%, 01/20/30 (b)	33,367	34,593
2.000%, 11/20/30 (b)	49,072	50,911
2.000%, 03/20/32 (b)	559	580
2.000%, 03/20/33 (b)	5,246	5,449
2.125%, 04/20/22 (b)	530	531
2.125%, 05/20/26 (b)	17,280	17,459
2.125%, 06/20/27 (b)	5,079	5,248
2.125%, 08/20/27 (b)	69,545	71,276
2.125%, 09/20/27 (b)	66,171	66,122
2.125%, 05/20/28 (b)	5,363	5,547
2.125%, 04/20/29 (b)	5,712	5,739
2.125%, 05/20/29 (b)	8,052	8,334
2.125%, 07/20/29 (b)	8,495	8,824
2.125%, 08/20/29 (b)	8,979	9,327
2.125%, 09/20/29 (b)	11,264	11,446
2.125%, 04/20/30 (b)	18,130	18,777

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool 2.125%, 05/20/30 (b)	28,681	29,694
2.125%, 06/20/30 (b)	10,884	11,269
2.125%, 04/20/31 (b)	13,739	13,952
2.125%, 08/20/31 (b)	3,161	3,290
2.125%, 04/20/32 (b)	7,886	8,180
2.125%, 05/20/32 (b)	16,736	17,360
2.125%, 07/20/32 (b)	5,889	5,992
2.125%, 09/20/33 (b)	49,381	51,380
2.500%, 11/20/26 (b)	13,317	13,487
2.500%, 10/20/30 (b)	2,874	2,981
2.500%, 10/20/31 (b)	5,693	5,769
Government National Mortgage Association (CMO) 1.007%, 01/16/31 (b)	22,573	22,680
1.130%, 08/20/65 (b)	4,422,126	4,357,662
1.207%, 02/16/30 (b)	6,859	6,894
1.380%, 09/20/66 (b)	10,114,663	10,092,925
1.530%, 12/20/65 (b)	29,407,367	29,661,591
3.642%, 09/20/66 (b)	13,281,970	14,790,719

		2,997,414,487

U.S. Treasury—33.7%
U.S. Treasury Bonds 2.250%, 08/15/46 (c)	17,100,000	14,378,022
2.500%, 02/15/46 (c) (d) (e)	3,300,000	2,932,360
2.750%, 08/15/42 (c)	49,300,000	46,575,041
2.750%, 11/15/42 (c)	69,500,000	65,642,194
2.875%, 05/15/43 (c)	57,100,000	55,152,776
2.875%, 08/15/45 (c) (e) (f)	104,800,000	100,849,564
3.000%, 05/15/42 (c)	49,500,000	49,086,230
3.000%, 11/15/44 (c)	125,600,000	124,074,211
3.000%, 05/15/45	700,000	690,539
3.125%, 02/15/42	15,800,000	16,032,687
3.125%, 02/15/43 (e)	20,000,000	20,264,840
3.125%, 08/15/44 (c)	222,100,000	224,789,409
3.375%, 05/15/44 (c) (f)	67,700,000	71,791,111
3.625%, 08/15/43	11,600,000	12,863,762
3.625%, 02/15/44 (d)	4,500,000	4,987,791
3.750%, 11/15/43	28,100,000	31,859,471
4.250%, 05/15/39	9,600,000	11,655,379
4.375%, 11/15/39 (c)	74,900,000	92,460,530
4.375%, 05/15/40	11,900,000	14,702,545
4.500%, 08/15/39 (c)	15,100,000	18,962,293
4.625%, 02/15/40	12,800,000	16,358,003
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/42 (g)	5,241,726	4,962,457
0.750%, 02/15/45 (c) (g)	45,370,858	42,691,301
1.000%, 02/15/46 (g)	22,290,278	22,384,476
1.750%, 01/15/28 (g) (c)	148,495,347	165,799,510
2.000%, 01/15/26 (c) (g) (h) (i)	28,985,306	32,653,802
2.375%, 01/15/25 (c) (g)	35,841,683	41,153,635
2.375%, 01/15/27 (c) (g)	113,629,176	133,111,012
2.500%, 01/15/29 (c) (g)	90,180,585	108,771,583
3.625%, 04/15/28 (g)	747,245	982,569
3.875%, 04/15/29 (g)	9,557,405	13,066,855

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/23 (g) (h) (i)	30,578,532	$30,352,679
0.125%, 07/15/24 (c) (g)	160,945,800	158,112,349
0.250%, 01/15/25 (g) (h) (i)	11,215,735	11,030,484
0.625%, 07/15/21 (g) (h) (c)	11,368,288	11,730,936
1.250%, 07/15/20 (g) (h) (i) (c)	16,071,365	16,973,515
1.625%, 01/15/18 (g) (h) (i)	13,038,053	13,378,777
U.S. Treasury Notes 0.625%, 09/30/17 (h) (c)	9,199,000	9,186,066
0.875%, 01/31/17 (c)	5,700,000	5,702,269
1.375%, 03/31/20 (d) (h) (i) (c)	22,000,000	21,884,852
1.750%, 09/30/22 (d) (f) (h) (i)	20,400,000	20,013,522
2.250%, 11/15/24 (c) (e) (h) (i)	114,200,000	113,499,611

		1,973,551,018

Total U.S. Treasury & Government Agencies (Cost $4,999,195,757)		4,970,965,505

Corporate Bonds & Notes—26.4%

Airlines—0.1%
Latam Airlines Pass-Through Trust 4.200%, 11/15/27	3,332,068	3,282,087
4.500%, 11/15/23	2,779,057	2,681,790

		5,963,877

Auto Manufacturers—0.9%
Ford Motor Credit Co. LLC 1.471%, 09/08/17 (b)	3,700,000	3,701,036
1.500%, 01/17/17	2,550,000	2,550,212
2.943%, 01/08/19	10,000,000	10,114,120
General Motors Financial Co., Inc. 3.150%, 01/15/20	12,300,000	12,377,133
3.200%, 07/13/20	18,300,000	18,355,046
Volkswagen Bank GmbH 0.096%, 11/27/17 (EUR) (b)	6,900,000	7,247,745

		54,345,292

Banks—15.8%
American Express Bank FSB 6.000%, 09/13/17	31,500,000	32,473,791
American Express Centurion Bank 6.000%, 09/13/17	3,300,000	3,402,016
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (j)	1,700,000	492,114
4.750%, 01/15/18 (EUR) (j)	3,100,000	897,384
Banco Popular Espanol S.A. 11.500%, 10/10/18 (EUR) (b)	5,800,000	6,113,493
Banco Santander Chile 1.776%, 04/11/17 (144A) (b)	29,900,000	29,864,120
Banco Santander S.A. 6.250%, 09/11/21 (EUR) (b)	5,900,000	5,818,125
Bank of America Corp. 2.625%, 04/19/21	10,500,000	10,427,949

Banks—(Continued)
Bank of America Corp. 2.650%, 04/01/19	5,000,000	5,052,820
4.125%, 01/22/24	2,130,000	2,213,605
6.000%, 09/01/17	7,524,000	7,742,038
6.400%, 08/28/17	3,100,000	3,195,062
6.875%, 04/25/18	26,300,000	27,954,533
Bank of America N.A. 1.303%, 05/08/17 (b)	8,000,000	8,007,392
Bank of Montreal 1.950%, 01/30/17 (144A)	3,600,000	3,602,192
Bank of Nova Scotia (The) 1.250%, 04/11/17	71,200,000	71,221,858
1.950%, 01/30/17 (144A)	800,000	801,404
Barclays Bank plc 2.992%, 08/10/21 (b)	6,400,000	6,558,266
6.500%, 09/15/19 (EUR) (b)	5,200,000	5,305,628
7.750%, 04/10/23 (b)	3,700,000	3,890,180
10.179%, 06/12/21 (144A)	17,900,000	22,226,609
14.000%, 06/15/19 (GBP) (b)	600,000	906,479
Barclays plc 3.200%, 08/10/21	5,000,000	4,941,955
BB&T Corp. 1.823%, 06/15/18 (b)	27,200,000	27,350,987
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	7,800,000	8,400,600
BNP Paribas S.A. 7.375%, 08/19/25 (144A) (b)	5,400,000	5,433,448
Citigroup, Inc. 1.406%, 05/01/17 (b)	65,300,000	65,350,085
Cooperatieve Rabobank UA 8.400%, 06/29/17 (b)	1,800,000	1,847,257
Credit Agricole S.A. 6.500%, 06/23/21 (EUR) (b)	4,700,000	5,110,268
7.875%, 01/23/24 (b)	1,400,000	1,414,126
8.125%, 09/19/33 (b)	3,000,000	3,227,250
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	5,710,000	5,623,219
3.800%, 09/15/22	18,300,000	18,462,284
3.800%, 06/09/23	12,100,000	12,086,666
Deutsche Bank AG 3.375%, 05/12/21	30,500,000	30,191,584
4.250%, 10/14/21 (144A)	8,200,000	8,231,619
Goldman Sachs Group, Inc. (The) 2.087%, 04/30/18 (b)	14,261,000	14,385,213
3.750%, 05/22/25	5,375,000	5,388,980
HSBC Holdings plc 2.498%, 01/05/22 (b)	18,400,000	18,742,847
3.191%, 03/08/21 (b)	11,000,000	11,506,198
3.400%, 03/08/21	14,900,000	15,151,497
5.250%, 09/16/22 (EUR) (b)	200,000	206,690
JPMorgan Chase & Co. 1.426%, 02/15/17 (b)	55,300,000	55,334,839
2.048%, 06/07/21 (b)	17,000,000	17,254,031
2.250%, 01/23/20	12,300,000	12,271,046
2.295%, 08/15/21	13,000,000	12,759,162

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	23,600,000	$24,354,822
KBC Bank NV 8.000%, 01/25/23 (b)	4,800,000	5,061,600
Lloyds Bank plc 12.000%, 12/16/24 (144A) (b)	5,700,000	7,595,250
Lloyds Banking Group plc 7.625%, 06/27/23 (GBP) (b)	11,400,000	14,667,951
7.875%, 06/27/29 (GBP) (b)	565,000	735,658
Mizuho Bank, Ltd. 1.447%, 09/25/17 (144A) (b)	1,300,000	1,299,168
2.071%, 10/20/18 (144A) (b)	11,800,000	11,859,968
2.150%, 10/20/18 (144A)	7,200,000	7,206,804
Morgan Stanley 2.125%, 04/25/18	4,700,000	4,718,725
2.162%, 04/25/18 (b)	32,000,000	32,334,880
National Australia Bank, Ltd. 1.278%, 06/30/17 (144A) (b)	48,300,000	48,322,508
Novo Banco S.A. 5.000%, 04/04/19 (EUR)	3,748,000	2,682,862
5.000%, 04/23/19 (EUR)	1,466,000	1,049,379
5.000%, 05/14/19 (EUR)	100,000	71,581
5.000%, 05/23/19 (EUR)	237,000	169,647
Realkredit Danmark A/S 1.000%, 01/01/18 (DKK)	30,000,000	4,301,862
Royal Bank of Scotland Group plc 6.990%, 10/05/17 (144A) (b)	2,000,000	2,155,000
8.000%, 08/10/25 (b)	5,700,000	5,457,750
Royal Bank of Scotland plc (The) 6.934%, 04/09/18 (EUR)	6,732,000	7,603,661
9.500%, 03/16/22 (b)	14,200,000	14,419,532
Societe Generale S.A. 4.250%, 04/14/25 (144A)	10,900,000	10,574,079
Sumitomo Mitsui Financial Group, Inc. 2.934%, 03/09/21	15,100,000	15,179,049
UBS AG 1.491%, 06/01/17 (b)	11,000,000	11,013,651
1.781%, 06/01/20 (b)	4,000,000	4,003,004
7.625%, 08/17/22	3,600,000	4,081,500
UBS Group Funding Jersey, Ltd. 3.000%, 04/15/21 (144A)	14,000,000	14,007,378
4.125%, 04/15/26 (144A)	10,200,000	10,431,785
Wachovia Corp. 1.233%, 06/15/17 (b)	27,870,000	27,876,745
Wells Fargo & Co. 7.980%, 03/15/18 (b)	11,300,000	11,808,500

		923,883,208

Beverages—0.0%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,400,000	1,424,825

Chemicals—0.0%
Rohm & Haas Co. 6.000%, 09/15/17	2,438,000	2,514,066

Computers—0.4%
Apple, Inc. 2.850%, 05/06/21	3,700,000	3,776,760
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 4.420%, 06/15/21 (144A)	11,300,000	11,692,619
5.450%, 06/15/23 (144A)	9,600,000	10,183,094

		25,652,473

Diversified Financial Services—1.8%
Ally Financial, Inc. 2.750%, 01/30/17	14,700,000	14,702,940
5.500%, 02/15/17	15,000,000	15,056,250
Bear Stearns Cos. LLC (The) 6.400%, 10/02/17	1,400,000	1,450,324
7.250%, 02/01/18	4,200,000	4,444,600
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros 5.500%, 07/16/20 (144A)	1,000,000	1,033,000
CIT Group, Inc. 5.250%, 03/15/18	5,800,000	6,010,250
International Lease Finance Corp. 4.625%, 04/15/21	2,000,000	2,072,500
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	17,600,000	17,594,438
Navient Corp. 8.450%, 06/15/18	8,300,000	8,943,250
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	3,100,000	3,231,750
7.250%, 12/15/21 (144A)	3,100,000	3,231,750
Piper Jaffray Cos. 5.060%, 10/09/18 (144A) (k)	5,000,000	5,068,750
Preferred Term Securities XX, Ltd. / Preferred Term Securities XX, Inc. 1.363%, 03/22/38 (144A) (b)	11,004,393	8,803,514
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	3,812,322	3,583,583
Springleaf Finance Corp. 8.250%, 12/15/20	7,000,000	7,612,500
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A) (k)	5,169,769	5,204,329

		108,043,728

Electric—0.9%
Dynegy, Inc. 6.750%, 11/01/19	22,450,000	22,842,875
7.375%, 11/01/22	7,000,000	6,685,000
7.625%, 11/01/24	3,600,000	3,321,000
IPALCO Enterprises, Inc. 3.450%, 07/15/20	6,500,000	6,613,750
Southern Power Co. 1.950%, 12/15/19	10,500,000	10,411,978

		49,874,603

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.2%
Aetna, Inc. 1.900%, 06/07/19	5,200,000	$5,188,076
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,623,750

		9,811,826

Holding Companies-Diversified—0.1%
Blackstone CQP Holdco L.P. 9.296%, 03/19/19 (k) (q)	6,925,330	6,977,270

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	7,400,000	7,676,072

Lodging—0.0%
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,843,340

Media—0.4%
CBS Radio, Inc. 7.250%, 11/01/24 (144A)	4,000,000	4,200,000
DISH DBS Corp. 4.250%, 04/01/18	500,000	512,685
4.625%, 07/15/17	1,000,000	1,011,250
SFR Group S.A. 6.250%, 05/15/24 (144A)	8,164,000	8,204,820
Time Warner Cable LLC 6.750%, 07/01/18	4,900,000	5,231,338
Virgin Media Secured Finance plc 5.125%, 01/15/25 (GBP)	2,000,000	2,519,764
5.500%, 01/15/25 (GBP)	2,700,000	3,428,136

		25,107,993

Oil & Gas—0.7%
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	3,900,000	3,890,582
CNPC General Capital, Ltd. 1.802%, 05/14/17 (144A) (b)	13,600,000	13,607,099
Petrobras Global Finance B.V. 3.873%, 03/17/20 (b)	4,500,000	4,398,255
4.375%, 05/20/23	4,600,000	4,019,020
4.875%, 03/17/20	1,000,000	988,700
5.750%, 01/20/20	5,200,000	5,265,000
Statoil ASA 1.343%, 11/08/18 (b)	6,100,000	6,107,350

		38,276,006

Pharmaceuticals—1.0%
AbbVie, Inc. 1.800%, 05/14/18	11,200,000	11,208,411
2.500%, 05/14/20	3,500,000	3,500,914
2.850%, 05/14/23	11,000,000	10,670,847
Actavis Funding SCS 3.000%, 03/12/20	1,800,000	1,824,953
3.450%, 03/15/22	4,900,000	4,973,544

Pharmaceuticals—(Continued)
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	8,000,000	7,898,576
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	3,900,000	2,957,074
5.375%, 03/15/20 (144A)	2,000,000	1,690,000
6.750%, 08/15/18 (144A)	12,075,000	11,441,063

		56,165,382

Pipelines—1.2%
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25 (144A)	6,300,000	6,427,953
Energy Transfer Partners L.P. 4.750%, 01/15/26	4,500,000	4,652,289
6.125%, 12/15/45	5,800,000	6,170,846
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	3,900,000	3,727,304
5.950%, 02/15/18	5,399,000	5,631,810
6.850%, 02/15/20	4,200,000	4,682,026
6.950%, 01/15/38	1,100,000	1,275,966
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	4,420,000	4,602,100
Kinder Morgan, Inc. 1.500%, 03/16/22 (EUR)	6,000,000	6,395,988
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	5,992,000	6,479,335
5.875%, 03/01/22	6,500,000	7,150,377
Sabine Pass Liquefaction LLC 5.875%, 06/30/26 (144A)	12,400,000	13,361,000

		70,556,994

Real Estate Investment Trusts—0.6%
Brixmor Operating Partnership L.P. 4.125%, 06/15/26	5,500,000	5,483,363
Digital Realty Trust L.P. 3.400%, 10/01/20	5,300,000	5,391,229
4.750%, 10/01/25	8,000,000	8,303,336
Goodman Funding Pty, Ltd. 6.000%, 03/22/22 (144A)	5,000,000	5,627,080
Welltower, Inc. 4.250%, 04/01/26	10,300,000	10,676,846

		35,481,854

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	838,166	983,077

Software—0.1%
Oracle Corp. 1.900%, 09/15/21	6,000,000	5,863,158

Telecommunications—1.9%
AT&T, Inc. 3.400%, 05/15/25	8,500,000	8,192,496

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Communications, Inc. 9.125%, 03/01/17	2,000,000	$2,022,500
Sprint Corp. 7.250%, 09/15/21	4,200,000	4,462,500
Telefonica Emisiones S.A.U. 1.648%, 06/23/17 (b)	29,500,000	29,546,286
Verizon Communications, Inc. 1.351%, 06/09/17 (b)	39,900,000	39,946,284
2.709%, 09/14/18 (b)	3,700,000	3,782,591
3.000%, 11/01/21	6,800,000	6,849,579
3.500%, 11/01/24	6,600,000	6,578,827
3.650%, 09/14/18	4,300,000	4,441,973
Wind Acquisition Finance S.A. 3.689%, 07/15/20 (EUR) (b)	2,800,000	2,951,105

		108,774,141

Transportation—0.1%
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR)	4,900,000	5,093,512
5.014%, 12/27/17 (EUR)	500,000	511,194

		5,604,706

Trucking & Leasing—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,202,770

Total Corporate Bonds & Notes (Cost $1,556,837,426)		1,551,026,661

Asset-Backed Securities—10.0%

Asset-Backed - Automobile—0.0%
Santander Drive Auto Receivables Trust 1.200%, 12/17/18	656,909	656,928

Asset-Backed - Home Equity—2.4%
ACE Securities Corp. Home Equity Loan Trust 0.906%, 04/25/36 (b)	8,429,707	7,450,693
1.226%, 10/25/35 (b)	7,100,000	6,486,233
Asset-Backed Funding Certificates Trust 1.456%, 06/25/34 (b)	2,471,516	2,335,622
Asset-Backed Securities Corp. Home Equity Loan Trust 0.836%, 05/25/37 (b)	28,734	19,839
1.206%, 11/25/35 (b)	2,000,000	1,852,036
Bear Stearns Asset-Backed Securities I Trust 1.006%, 04/25/37 (b)	14,356,785	11,809,930
1.044%, 02/25/36 (b)	1,000,000	855,464
1.556%, 10/27/32 (b)	19,041	17,787
1.756%, 10/25/37 (b)	3,987,125	3,728,746
1.761%, 06/25/35 (b)	7,800,000	7,199,383
Citigroup Mortgage Loan Trust 0.916%, 12/25/36 (144A) (b)	9,831,468	6,039,136
0.926%, 05/25/37 (b)	10,434,739	10,232,999

Asset-Backed - Home Equity—(Continued)
HSI Asset Securitization Corp. Trust 0.926%, 12/25/36 (b)	11,892,225	4,923,628
MASTR Asset-Backed Securities Trust 0.806%, 08/25/36 (b)	6,603,787	3,041,906
0.926%, 10/25/36 (b)	7,884,504	7,330,875
Merrill Lynch Mortgage Investors Trust 1.256%, 06/25/36 (b)	1,989,688	1,910,035
Morgan Stanley ABS Capital I, Inc. Trust 0.816%, 05/25/37 (b)	283,322	180,931
Morgan Stanley ABS Capital, Inc. Trust 0.906%, 06/25/36 (b)	1,177,363	1,014,559
Morgan Stanley Home Equity Loan Trust 0.926%, 04/25/37 (b)	23,350,356	14,463,014
Option One Mortgage Corp. Asset-Backed Certificates 1.396%, 08/25/33 (b)	15,499	14,780
Renaissance Home Equity Loan Trust 1.464%, 08/25/33 (b)	106,933	99,115
5.812%, 11/25/36	23,352,272	13,521,916
Residential Asset Securities Corp. Trust 0.906%, 07/25/36 (b)	11,680,176	10,232,526
1.036%, 06/25/36 (b)	6,000,000	5,120,777
1.336%, 06/25/33 (b)	1,026,823	893,413
1.349%, 03/25/34 (b)	1,974,170	1,852,704
Soundview Home Loan Trust 0.936%, 05/25/36 (b)	7,013,172	6,726,205
WaMu Asset-Backed Certificates Trust 0.981%, 05/25/47 (b)	12,939,341	10,349,395

		139,703,647

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp. 6.220%, 03/01/30	38,554	40,823
Mid-State Trust 7.791%, 03/15/38	115,321	123,876

		164,699

Asset-Backed - Other—7.4%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1.536%, 05/25/34 (b)	5,736,092	5,493,711
Ares CLO, Ltd. 2.100%, 01/17/24 (144A) (b)	15,000,000	15,000,045
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 1.136%, 02/25/36 (b)	6,888,653	4,836,287
Bridgeport CLO II, Ltd. 1.223%, 06/18/21 (144A) (b)	1,187,727	1,173,502
Catamaran CLO, Ltd. 2.108%, 10/18/26 (144A) (b)	8,000,000	7,996,000
CELF Loan Partners IV plc 0.821%, 05/03/23 (GBP) (b)	6,638,997	8,119,332
Chapel B.V. 0.348%, 11/17/64 (EUR) (b)	1,657,526	1,712,991

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CIFC Funding, Ltd.
2.082%, 01/29/25 (144A) (b)	10,900,000	$10,899,935
2.177%, 08/14/24 (144A) (b)	9,629,748	9,629,670
Citigroup Mortgage Loan Trust, Inc. 0.816%, 07/25/45 (b)	365,901	249,521
0.996%, 10/25/36 (b)	4,978,826	4,872,267
Countrywide Asset-Backed Certificates 0.896%, 02/25/37 (b)	613,950	606,433
0.896%, 04/25/47 (b)	5,448,169	4,689,746
0.906%, 05/25/37 (b)	2,032,631	1,914,002
0.906%, 06/25/47 (b)	613,142	569,100
0.956%, 06/25/47 (b)	10,241,763	7,816,247
0.976%, 09/25/37 (b)	8,775,267	7,152,401
1.036%, 09/25/36 (b)	11,909,125	11,523,027
1.316%, 12/25/35 (b)	3,500,000	3,454,271
4.902%, 10/25/46 (b)	9,775,624	8,568,702
5.253%, 10/25/32 (b)	13,775,920	11,978,299
CWABS Asset-Backed Certificates Trust 0.734%, 09/25/46 (b)	5,831,192	5,569,788
0.906%, 03/25/47 (b)	2,086,805	1,943,923
1.106%, 04/25/36 (b)	1,230,070	1,229,663
1.456%, 11/25/35 (b)	10,000,000	8,731,128
1.589%, 01/25/35 (b)	989,678	991,282
First Franklin Mortgage Loan Trust 0.896%, 12/25/36 (b)	7,604,974	4,595,028
1.116%, 10/25/35 (b)	8,141,154	7,696,120
2.181%, 10/25/34 (b)	5,362,296	4,659,395
GoldenTree Loan Opportunities, Ltd. 2.238%, 10/29/26 (144A) (b)	10,200,000	10,194,829
GSAMP Trust 0.926%, 12/25/36 (b)	3,409,623	1,855,118
1.146%, 01/25/36 (b)	14,600,000	12,614,206
2.076%, 12/25/34 (b)	7,152,213	4,832,352
Hillmark Funding, Ltd. 1.161%, 05/21/21 (144A) (b)	6,575,052	6,549,363
Home Equity Loan Trust 0.986%, 04/25/37 (b)	15,900,000	11,735,935
Home Equity Mortgage Loan Asset-Backed Trust 1.006%, 03/25/36 (b)	3,422,879	3,371,341
KKR Financial CLO, Ltd. 2.332%, 01/23/26 (144A) (b)	6,600,000	6,604,983
Lehman XS Trust 0.926%, 02/25/37 (b)	13,850,426	8,026,406
1.556%, 10/25/35 (b)	4,329,206	4,201,250
Lockwood Grove CLO, Ltd. 2.330%, 04/25/25 (144A) (b)	18,200,000	18,190,791
Long Beach Mortgage Loan Trust 0.911%, 08/25/36 (b)	16,899,521	9,911,675
1.536%, 08/25/35 (b)	10,000,000	7,004,316
Morgan Stanley ABS Capital I, Inc. Trust 1.716%, 06/25/35 (b)	4,632,206	4,585,933
Neuberger Berman CLO, Ltd. 2.182%, 07/25/23 (144A) (b)	5,599,556	5,599,550

Asset-Backed - Other—(Continued)
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	6,900,000	6,948,971
Palmer Square CLO, Ltd. 2.280%, 10/17/25 (144A) (b)	4,200,000	4,200,109
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.246%, 09/25/35 (b)	5,000,000	4,126,210
1.806%, 10/25/34 (b)	5,800,000	5,110,423
2.556%, 12/25/34 (b)	4,636,570	4,136,828
Penta CLO S.A. 0.001%, 06/04/24 (EUR) (b)	122,996	129,268
RAMP Trust 1.056%, 05/25/36 (b)	27,746,300	22,227,517
1.116%, 08/25/46 (b)	11,507,553	6,872,150
Residential Asset Securities Corp. Trust 0.916%, 11/25/36 (b)	8,920,579	8,193,494
1.096%, 04/25/37 (b)	13,555,046	10,350,014
RMAT LLC 4.090%, 07/27/20 (144A)	7,794,031	7,808,190
Saxon Asset Securities Trust 1.156%, 09/25/47 (b) (l)	2,530,000	1,973,986
Securitized Asset-Backed Receivables LLC Trust 1.006%, 05/25/36 (b)	10,157,810	6,113,866
Soundview Home Loan Trust 0.866%, 02/25/37 (b)	2,599,889	988,649
Specialty Underwriting & Residential Finance Trust 1.026%, 04/25/37 (b)	5,582,034	3,158,303
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	14,307,453	14,378,990
Structured Asset Investment Loan Trust 1.491%, 08/25/35 (b)	8,227,627	8,018,011
Structured Asset Securities Corp. Mortgage Loan Trust 0.916%, 03/25/36 (b)	2,549,895	2,486,156
1.656%, 08/25/37 (b)	813,053	776,248
U.S. Small Business Administration 5.471%, 03/10/18	555,241	581,159
5.500%, 10/01/18	4,315	4,374
6.220%, 12/01/28	2,991,462	3,325,274
Wells Fargo Home Equity Asset-Backed Securities Trust 1.236%, 12/25/35 (b)	20,861,000	18,686,992
WhiteHorse, Ltd. 2.078%, 02/03/25 (144A) (b)	15,200,000	15,199,909

		434,744,955

Asset-Backed - Student Loan—0.2%
Sofi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	11,600,000	11,563,436

Total Asset-Backed Securities (Cost $565,036,951)		586,833,665

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—6.4%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—4.0%
Adjustable Rate Mortgage Trust 3.160%, 11/25/35 (b)	473,911	$396,623
Alternative Loan Trust 5.500%, 02/25/36	4,404,260	3,847,297
6.000%, 04/25/37	4,597,271	3,585,428
Alternative Loan Trust Resecuritization 2.856%, 03/25/47 (b)	4,083,068	3,866,689
American Home Mortgage Assets Trust 1.487%, 11/25/46 (b)	3,817,909	1,975,633
American Home Mortgage Investment Trust 3.293%, 02/25/45 (b)	1,254,490	1,267,169
Banc of America Alternative Loan Trust 15.277%, 09/25/35 (b)	4,257,526	4,658,528
25.376%, 11/25/46 (b)	2,077,455	2,878,230
Banc of America Funding Trust 3.027%, 05/25/35 (b)	1,332,737	1,360,020
3.061%, 02/20/36 (b)	3,369,261	3,334,589
3.211%, 01/20/47 (b)	245,506	206,367
BCAP LLC Trust 4.000%, 02/26/37 (144A) (b)	1,104,319	1,097,219
5.250%, 02/26/36 (144A)	5,071,130	4,282,653
5.250%, 08/26/37 (144A)	6,381,328	6,563,393
Bear Stearns Adjustable Rate Mortgage Trust 2.580%, 08/25/35 (b)	19,491	19,588
2.820%, 08/25/35 (b)	526,058	524,059
3.108%, 10/25/35 (b)	3,965,105	3,919,986
3.109%, 02/25/33 (b)	15,544	14,750
Bear Stearns ALT-A Trust 1.596%, 11/25/34 (b)	372,235	362,889
2.993%, 05/25/35 (b)	1,476,644	1,419,358
3.112%, 11/25/36 (b)	2,728,828	1,982,871
3.130%, 11/25/36 (b)	4,367,309	3,396,634
3.149%, 09/25/35 (b)	1,190,111	1,016,661
3.390%, 05/25/36 (b)	2,647,844	1,818,893
Bear Stearns Structured Products, Inc. Trust 3.006%, 01/26/36 (b)	1,326,351	1,039,208
3.107%, 12/26/46 (b)	993,061	770,243
Chase Mortgage Finance Trust 2.828%, 03/25/37 (b)	2,075,381	1,904,667
3.109%, 12/25/35 (b)	3,446,471	3,280,848
3.180%, 09/25/36 (b)	3,697,355	3,266,946
ChaseFlex Trust 1.056%, 07/25/37 (b)	6,471,054	5,100,114
Chevy Chase Funding LLC Mortgage-Backed Certificate 1.006%, 08/25/35 (144A) (b)	48,291	43,096
CHL Mortgage Pass-Through Trust 5.500%, 12/25/34	7,359,212	7,375,640
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	3,013,846	3,049,632
Citigroup Mortgage Loan Trust 2.542%, 10/25/46 (b)	2,197,963	1,648,396
2.690%, 09/25/35 (b)	1,866,331	1,917,790
2.760%, 09/25/35 (b)	602,494	620,510
2.930%, 10/25/35 (b)	3,426,446	3,435,264

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 0.949%, 03/20/46 (b)	183,597	135,793
4.244%, 05/25/35 (b) (m)	1,880,698	174,094
Countrywide Home Loan Mortgage Pass-Through Trust 1.046%, 04/25/35 (b)	146,536	135,474
1.396%, 03/25/35 (b)	660,967	556,261
3.005%, 09/20/36 (b)	3,843,641	3,036,095
Countrywide Home Reperforming Loan REMIC Trust 1.096%, 06/25/35 (144A) (b)	2,102,271	1,860,280
Credit Suisse First Boston Mortgage Securities Corp. 1.173%, 03/25/32 (144A) (b)	60,922	56,361
6.000%, 11/25/35	2,477,448	1,981,828
Deutsche Alt-A Securities Mortgage Loan Trust 0.946%, 08/25/47 (b)	5,916,286	5,076,439
Downey Savings & Loan Association Mortgage Loan Trust 2.776%, 07/19/44 (b)	581,036	575,286
First Horizon Alternative Mortgage Securities Trust 3.944%, 01/25/36 (b) (m)	33,884,747	3,836,401
First Horizon Mortgage Pass-Through Trust 2.978%, 08/25/35 (b)	278,668	239,730
GreenPoint MTA Trust 1.196%, 06/25/45 (b)	69,157	60,185
GSR Mortgage Loan Trust 3.010%, 09/25/35 (b)	50,276	51,938
3.092%, 04/25/36 (b)	2,893,374	2,642,654
6.000%, 03/25/32	155	158
HarborView Mortgage Loan Trust 0.926%, 01/19/38 (b)	158,125	136,717
1.176%, 05/19/35 (b)	1,073,694	897,291
IndyMac ARM Trust 2.113%, 01/25/32 (b)	518	452
2.203%, 01/25/32 (b)	30,072	28,952
IndyMac INDX Mortgage Loan Trust 0.876%, 07/25/36 (b)	6,674,406	5,497,330
0.966%, 05/25/46 (b)	7,786,251	6,391,240
JPMorgan Mortgage Trust 3.086%, 07/25/35 (b)	2,569,906	2,553,839
5.750%, 01/25/36	388,352	325,822
Lehman Mortgage Trust 1.356%, 08/25/36 (b)	8,480,402	5,570,447
MASTR Alternative Loan Trust 1.156%, 03/25/36 (b)	700,555	131,678
6.500%, 02/25/35	9,565,034	10,763,293
MASTR Asset Securitization Trust 6.000%, 06/25/36	646,606	604,242
Merrill Lynch Mortgage Investors Trust 1.006%, 11/25/35 (b)	74,394	69,684
1.136%, 08/25/35 (b)	5,454,670	5,244,013
1.617%, 10/25/35 (b)	125,867	118,959

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Morgan Stanley Re-REMIC Trust 1.086%, 03/26/37 (144A) (b)	4,309,865	$2,948,534
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.976%, 05/25/35	1,351,411	1,088,101
RALI Series Trust 6.250%, 01/25/37	5,020,229	4,031,770
RBSSP Resecuritization Trust 0.832%, 06/27/36 (144A) (b)	8,300,000	6,964,293
2.846%, 01/26/36 (144A) (b)	11,432,677	11,524,306
Residential Accredit Loans, Inc. Trust 0.936%, 06/25/46 (b)	1,646,178	699,827
1.196%, 06/25/34 (b)	1,197,421	1,163,904
6.000%, 12/25/35	9,369,375	8,670,929
Residential Asset Securitization Trust 6.000%, 06/25/36	4,247,190	3,016,356
RFMSI Trust 1.106%, 06/25/18 (b)	404	396
Sequoia Mortgage Trust 1.089%, 07/20/33 (b)	252,730	235,898
1.376%, 04/19/27 (b)	953,011	885,855
Structured Adjustable Rate Mortgage Loan Trust 2.986%, 01/25/35 (b)	1,684,378	1,587,163
3.058%, 04/25/35 (b)	6,780,687	6,380,188
3.081%, 08/25/35 (b)	152,121	139,269
Structured Asset Mortgage Investments II Trust 0.986%, 05/25/45 (b)	1,052,076	920,243
0.986%, 07/19/35 (b)	877,820	837,239
WaMu Mortgage Pass-Through Certificates Trust 1.006%, 02/25/45 (b)	10,608,357	9,889,149
1.933%, 08/25/42 (b)	70,644	67,164
1.967%, 06/25/42 (b)	150,396	144,461
Wells Fargo Mortgage-Backed Securities Trust 2.882%, 09/25/33 (b)	543,193	538,401
3.003%, 03/25/36 (b)	10,583,164	10,379,008
3.027%, 07/25/36 (b)	6,749,043	6,453,088
3.048%, 10/25/36 (b)	2,187,821	2,073,358
3.083%, 04/25/36 (b)	1,022,380	1,005,024
3.200%, 04/25/36 (b)	100,578	8,303
5.750%, 03/25/36	3,500,896	3,532,978

		231,186,022

Commercial Mortgage-Backed Securities—2.4%
BAMLL Commercial Mortgage Securities Trust 3.524%, 12/15/33 (144A) (b)	15,200,000	15,424,616
Banc of America Commercial Mortgage Trust 5.451%, 01/15/49	133,615	133,540

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities Trust 5.331%, 02/11/44	88,811	88,861
5.700%, 06/11/50	4,558,114	4,655,872
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,900,000	2,926,895
Freddie Mac Multifamily Structured Pass-Through Certificates 1.290%, 08/25/22 (b) (m)	43,507,054	2,539,441
GS Mortgage Securities Trust 3.278%, 11/10/49	2,500,000	2,549,719
3.602%, 10/10/49 (144A) (b)	13,346,000	13,201,517
JPMorgan Chase Commercial Mortgage Securities Corp. 2.154%, 01/15/33 (144A) (b)	15,200,000	15,199,988
JPMorgan Chase Commercial Mortgage Securities Trust 2.962%, 10/05/28 (144A)	8,700,000	8,750,048
5.420%, 01/15/49	97,615	97,641
5.794%, 02/12/51 (b)	8,532,269	8,663,138
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	10,771,674	11,037,689
ML-CFC Commercial Mortgage Trust 5.485%, 03/12/51 (b)	1,616,696	1,620,475
6.852%, 08/12/49 (b)	6,823,355	6,906,199
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	9,861,710
Morgan Stanley Capital Trust 1.845%, 08/14/31 (144A) (b)	21,511,694	21,449,942
Morgan Stanley Re-REMIC Trust 5.793%, 08/12/45 (144A) (b)	685,264	686,918
Wachovia Bank Commercial Mortgage Trust 5.707%, 06/15/49 (b)	16,292,744	16,391,863

		142,186,072

Total Mortgage-Backed Securities (Cost $375,452,743)		373,372,094

Municipals—3.4%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	5,000,000	7,592,800
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	5,900,000	8,362,011
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	3,125,200
California State General Obligation Unlimited, Build America Bonds 7.625%, 03/01/40	11,700,000	17,310,384

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Municipals—(Continued)

Security Description	Principal Amount*	Value

Municipals—(Continued)
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	$5,540,084
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	9,395,880
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	270,000	297,078
6.899%, 12/01/40	11,000,000	13,789,364
City of Chicago, IL General Obligation Unlimited 7.750%, 01/01/42	11,400,000	11,564,730
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, 02/01/45	15,000,000	16,528,950
Irvine Ranch CA, Water District, Build America Bonds, Taxable 6.622%, 05/01/40	21,700,000	27,895,567
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	900,000	1,082,277
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.166%, 07/01/40	18,190,000	20,149,245
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	1,100,000	1,476,200
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	39,609,659
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,178,640
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit 7.242%, 01/01/41	1,800,000	2,168,604
State of Illinois General Obligation Unlimited, Build America Bonds 6.725%, 04/01/35	5,720,000	5,830,510
State of Texas Transportation Commission Revenue, Build America Bonds 5.178%, 04/01/30	2,300,000	2,697,394
Tobacco Settlement Financing Authority, Revenue Bonds 7.467%, 06/01/47	7,090,000	6,394,613

Total Municipals (Cost $171,740,935)		201,989,190

Foreign Government—2.5%
Security Description	Principal/ Notional Amount*	Value

Banks—0.1%
Banco Nacional de Desenvolvimento Economico e Social 4.125%, 09/15/17 (EUR)	2,700,000	2,895,589

Provincial—1.2%
Province of Ontario Canada 1.650%, 09/27/19	7,000,000	6,960,646
3.150%, 06/02/22 (CAD)	9,300,000	7,389,990
4.000%, 06/02/21 (CAD)	31,100,000	25,499,382
4.400%, 04/14/20	2,700,000	2,909,666
Province of Quebec Canada 3.500%, 07/29/20	10,600,000	11,172,400
3.500%, 12/01/22 (CAD)	3,300,000	2,672,984
4.250%, 12/01/21 (CAD)	15,200,000	12,667,289

		69,272,357

Sovereign—1.2%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/17 (BRL)	132,900,000	39,575,551
Zero Coupon, 01/01/18 (BRL)	88,100,000	24,284,357
Zero Coupon, 04/01/18 (BRL)	10,000,000	2,690,230
Export-Import Bank of Korea 4.000%, 01/29/21	2,500,000	2,615,048
5.125%, 06/29/20	2,500,000	2,706,000

		71,871,186

Total Foreign Government (Cost $159,272,989)		144,039,132

Floating Rate Loans (n)—0.2%

Auto Manufacturers—0.1%
FCA U.S. LLC Term Loan B, 3.500%, 05/24/17	9,390,261	9,426,649

Transportation—0.1%
Swissport Investments S.A. Term Loan B, 6.250%, 02/09/22 (EUR)	3,000,000	3,213,215

Total Floating Rate Loans (Cost $12,632,275)		12,639,864

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Call - OTC - 2-Year Interest Rate Swap, Exercise Rate 2.100%, Expires 01/30/18 (Counterparty - JPMorgan Chase Bank N.A.) (l)	83,600,000	629,591
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.905%, Expires 08/20/18 (Counterparty - Morgan Stanley Capital Services LLC) (l)	10,200,000	652,440

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Purchased Options—(Continued)

Security Description	Principal/ Notional Amount*	Value

Interest Rate Swaptions—(Continued)
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.930%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (l)	11,900,000	$829,228
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.940%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (l)	10,400,000	637,489
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 3.020%, Expires 08/21/17 (Counterparty - Morgan Stanley Capital Services LLC) (l)	22,600,000	675,243

		3,423,991

Options on Exchange-Traded Futures Contracts—0.0%
Put - U.S. Treasury Note 10-Year Futures @ $100.00, Expires 03/24/17	550	3,850
Put - U.S. Treasury Note 10-Year Futures @ $102.00, Expires 03/24/17	570	3,990
Put - U.S. Treasury Note 10-Year Futures @ $103.00, Expires 03/24/17	98	686
Put - U.S. Treasury Note 10-Year Futures @ $104.00, Expires 03/24/17	3,692	25,844
Put - U.S. Treasury Note 10-Year Futures @ $95.00, Expires 03/24/17	1,157	8,099
Put - U.S. Treasury Note 10-Year Futures @ $96.00, Expires 03/24/17	731	5,117
Put - U.S. Treasury Note 5 Year Futures @ $103.00, Expires 03/24/17	2,342	9,368
Put - U.S. Treasury Note 5 Year Futures @ $92.00, Expires 03/24/17	321	1,284
Put - U.S. Treasury Note 5 Year Futures @ $93.00, Expires 03/24/17	387	1,548
Put - U.S. Treasury Note 5 Year Futures @ $94.00, Expires 03/24/17	13,338	53,352
Put - U.S. Treasury Note 5 Year Futures @ $96.00, Expires 03/24/17	3,449	13,796

		126,934

Total Purchased Options (Cost $6,252,368)		3,550,925

Short-Term Investments—18.2%

Certificate of Deposit—4.6%
Barclays Bank plc 1.696%, 12/06/17	2,000,000	2,001,532
1.745%, 11/06/17	40,500,000	40,536,004
1.751%, 09/08/17	23,000,000	23,035,604
Credit Suisse 1.753%, 09/12/17	54,400,000	54,473,712
Mizuho Bank, Ltd. 1.653%, 12/12/17	35,200,000	35,214,573

Certificate of Deposit—(Continued)
Natixis 1.688%, 09/25/17	2,300,000	2,307,818
Natixis (NY) 1.688%, 10/02/17	5,800,000	5,814,036
Norinchukin Bank 1.589%, 10/10/17	29,900,000	29,969,786
Sumitomo Mitsui Banking Corp. 1.663%, 09/15/17	13,700,000	13,722,578
Sumitomo Mitsui Trust Bank, Ltd. 1.574%, 10/06/17	33,500,000	33,554,940
1.723%, 09/18/17	27,600,000	27,652,523

		268,283,106

Commercial Paper—4.8%
Autonation, Inc. 1.260%, 01/03/17 (o)	10,000,000	9,998,848
1.300%, 01/09/17 (o)	19,200,000	19,194,331
1.350%, 01/04/17 (o)	10,600,000	10,598,467
Coca-Cola Co. (The) 0.870%, 01/06/17 (o)	22,300,000	22,298,135
Comcast Corp. 1.050%, 01/24/17 (o)	22,800,000	22,785,655
1.060%, 01/27/17 (o)	22,000,000	21,984,052
Energy Transfer Partners L.P. 1.550%, 01/10/17 (o)	6,300,000	6,297,944
Engie S.A. 1.600%, 10/03/17 (o)	8,000,000	7,912,160
Enterprise Products Operating LLC 0.970%, 01/03/17 (o)	24,700,000	24,697,895
Ford Motor Credit Co. 1.700%, 09/12/17 (o)	22,700,000	22,406,373
Harris Corp. 1.300%, 01/06/17 (o)	9,000,000	8,998,338
Marriott International, Inc. 1.080%, 01/19/17 (o)	10,600,000	10,594,924
Mondelez International, Inc. 1.060%, 01/24/17 (o)	23,400,000	23,385,277
Nisource Finance Corp. 1.030%, 01/10/17 (o)	11,600,000	11,597,175
1.160%, 01/12/17 (o)	16,500,000	16,495,198
Plains All American Pipeline L.P. 1.550%, 01/03/17 (o)	22,500,000	22,498,083
Viacom, Inc. 1.520%, 02/02/17 (o)	20,000,000	19,981,810

		281,724,665

Discount Notes—0.6%
Federal Home Loan Bank 0.490%, 01/05/17 (o)	28,300,000	28,299,406
0.500%, 01/18/17 (o)	6,200,000	6,199,020

		34,498,426

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Foreign Government—6.8%
Japan Treasury Bills 0.000%, 01/10/17 (JPY) (o)	6,860,000,000	$58,694,894
0.000%, 02/10/17 (JPY) (o)	1,090,000,000	9,328,786
0.000%, 02/27/17 (JPY) (o)	9,210,000,000	78,835,315
0.000%, 03/06/17 (JPY) (o)	24,590,000,000	210,500,289
0.000%, 03/21/17 (JPY) (o)	3,930,000,000	33,646,752
0.000%, 03/27/17 (JPY) (o)	1,130,000,000	9,675,043

		400,681,079

Repurchase Agreement—0.3%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $19,200,960 on 01/03/17, collateralized by $19,332,000 U.S. Treasury Note at 3.125% due 02/15/43 with a value of $19,587,994	19,200,000	19,200,000

U.S. Treasury—1.1%
U.S. Treasury Bills 0.388%, 02/02/17 (d) (f) (h) (i) (o)	22,781,000	22,772,981
0.414%, 01/12/17 (f) (i) (o)	1,000,000	999,900
0.422%, 03/09/17 (d) (i) (o)	2,010,000	2,008,259
0.440%, 02/09/17 (d) (h) (i) (o) (p)	24,580,000	24,568,693
0.449%, 02/23/17 (d) (f) (i) (o) (p)	15,867,000	15,856,417

		66,206,250

Total Short-Term Investments (Cost $1,093,001,760)		1,070,593,526

Total Investments—152.0% (Cost $8,939,423,204) (r)		8,915,010,562
Other assets and liabilities (net)—(52.0)%		(3,051,350,993)

Net Assets—100.0%		$5,863,659,569

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(d)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2016, the market value of securities pledged was $5,697,235.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2016, the value of securities pledged amounted to $10,572,828.
(f)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2016, the value of securities pledged amounted to $5,301,712.
(g)	Principal amount of security is adjusted for inflation.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $143,612,312.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $40,676,284.
(j)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $17,250,349, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(l)	Illiquid security. As of December 31, 2016, these securities represent 0.1% of net assets.
(m)	Interest only security.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	The rate shown represents current yield to maturity.
(p)	All or a portion of the security was pledged as collateral against secured borrowing transactions. As of December 31, 2016, the value of securities pledged amounted to $20,236,497.
(q)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(r)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $9,079,874,426. The aggregate unrealized appreciation and depreciation of investments were $119,848,557 and $(284,712,421), respectively, resulting in net unrealized depreciation of $(164,863,864) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $598,830,447, which is 10.2% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

(CMO)—	Collateralized Mortgage Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(REMIC)—Real	Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P., 9.296%, 03/19/19	06/25/14	$6,925,330	$7,006,831	$6,977,270
Piper Jaffray Cos., 5.060%, 10/09/18	10/08/15	5,000,000	5,000,000	5,068,750
SteelRiver Transmission Co. LLC, 4.710%, 06/30/17	11/17/10	5,169,769	5,169,781	5,204,329

				$17,250,349

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
JPMorgan Securities LLC	0.790%	09/16/16	03/15/17	$	10,575,000	$10,575,000

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	16,000,000	Goldman Sachs Bank USA	01/06/17	$11,525,232	$20,485
AUD	40,812,000	Citibank N.A.	02/14/17	30,123,745	(701,555)
AUD	6,287,000	Goldman Sachs Bank USA	02/14/17	4,684,098	(151,673)
AUD	7,539,000	Goldman Sachs Bank USA	02/14/17	5,567,778	(132,761)
AUD	41,363,000	Goldman Sachs Bank USA	02/14/17	30,483,290	(663,873)
AUD	4,277,000	JPMorgan Chase Bank N.A.	02/14/17	3,189,928	(106,553)
AUD	5,692,000	JPMorgan Chase Bank N.A.	02/14/17	4,195,940	(92,463)
AUD	6,885,000	JPMorgan Chase Bank N.A.	02/14/17	5,125,709	(162,174)
BRL	8,703,000	BNP Paribas S.A.	01/04/17	2,558,367	115,613
BRL	142,481,811	BNP Paribas S.A.	01/04/17	41,232,148	2,545,100
BRL	8,702,424	Citibank N.A.	01/04/17	2,670,192	3,610
BRL	45,402,771	Credit Suisse International	01/04/17	13,931,076	18,833
BRL	17,514,716	Deutsche Bank AG	01/04/17	5,266,000	115,361
BRL	41,440,135	Deutsche Bank AG	01/04/17	11,891,000	841,398
BRL	85,745,095	Deutsche Bank AG	01/04/17	24,621,000	1,724,007
BRL	353,159,396	Deutsche Bank AG	01/04/17	108,361,019	146,492
BRL	26,555,256	Goldman Sachs Bank USA	01/04/17	7,644,000	515,049
BRL	18,769,056	JPMorgan Chase Bank N.A.	01/04/17	5,582,000	184,755
BRL	229,524,524	JPMorgan Chase Bank N.A.	01/04/17	69,669,001	851,945
BRL	18,769,056	BNP Paribas S.A.	02/02/17	5,588,024	131,539
BRL	296,222,872	Deutsche Bank AG	02/02/17	86,391,318	3,877,769
BRL	3,798,695	JPMorgan Chase Bank N.A.	01/03/18	1,103,470	(31,517)
CAD	1,439,000	Citibank N.A.	01/06/17	1,077,118	(5,312)
CAD	2,090,000	Citibank N.A.	01/06/17	1,571,242	(14,555)
CHF	5,887,000	BNP Paribas S.A.	02/14/17	5,853,646	(56,624)
CHF	19,208,000	Goldman Sachs Bank USA	02/14/17	19,161,279	(246,858)
DKK	22,080,000	Goldman Sachs Bank USA	01/03/17	3,329,881	(203,510)
EUR	7,873,000	BNP Paribas S.A.	01/06/17	8,374,660	(85,906)
EUR	979,000	Citibank N.A.	01/06/17	1,037,726	(7,027)
EUR	1,029,000	JPMorgan Chase Bank N.A.	01/06/17	1,093,556	(10,217)

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	9,411,000	JPMorgan Chase Bank N.A.	01/06/17	$10,020,111	$(112,140)
EUR	68,374,000	JPMorgan Chase Bank N.A.	01/06/17	71,437,155	547,505
GBP	20,779,000	BNP Paribas S.A.	01/06/17	25,882,759	(272,765)
GBP	5,260,000	Goldman Sachs Bank USA	01/06/17	6,560,110	(77,191)
GBP	12,999,000	Goldman Sachs Bank USA	01/06/17	16,193,677	(172,487)
GBP	1,563,000	JPMorgan Chase Bank N.A.	01/06/17	1,988,915	(62,527)
GBP	17,129,000	JPMorgan Chase Bank N.A.	01/06/17	21,208,143	(96,752)
GBP	18,561,000	JPMorgan Chase Bank N.A.	01/06/17	23,509,825	(633,503)
GBP	12,960,000	Societe Generale Paris	01/06/17	15,977,893	(4,770)
GBP	4,944,000	UBS AG Stamford	01/06/17	6,107,279	(13,828)
INR	15,053,051	Goldman Sachs Bank USA	01/17/17	222,563	(1,037)
INR	15,053,051	UBS AG Stamford	04/20/17	218,731	318
JPY	201,400,000	BNP Paribas S.A.	02/14/17	1,901,243	(174,387)
JPY	665,400,000	Barclays Bank plc	02/14/17	5,817,942	(112,631)
JPY	726,400,000	Goldman Sachs Bank USA	02/14/17	6,617,334	(388,993)
JPY	646,600,000	JPMorgan Chase Bank N.A.	02/14/17	5,723,290	(179,175)
JPY	4,404,400,000	JPMorgan Chase Bank N.A.	02/14/17	38,749,105	(984,642)
KRW	7,498,470,650	JPMorgan Chase Bank N.A.	01/09/17	6,289,080	(80,709)
KRW	9,414,336,800	Barclays Bank plc	01/17/17	8,006,478	(211,862)
KRW	9,364,599,000	Citibank N.A.	01/17/17	8,209,160	(455,725)
KRW	18,532,685,250	Deutsche Bank AG	01/17/17	15,705,000	(360,833)
KRW	9,675,579,200	Goldman Sachs Bank USA	01/17/17	8,183,000	(172,088)
KRW	14,050,357,200	Goldman Sachs Bank USA	01/17/17	12,368,000	(734,984)
KRW	1,181,670	JPMorgan Chase Bank N.A.	01/17/17	1,000	(22)
KRW	2,738,876,500	JPMorgan Chase Bank N.A.	01/17/17	2,315,000	(47,343)
KRW	2,987,022,500	JPMorgan Chase Bank N.A.	01/17/17	2,600,690	(127,580)
KRW	8,902,723,200	JPMorgan Chase Bank N.A.	01/17/17	7,793,000	(421,976)
KRW	9,346,889,770	JPMorgan Chase Bank N.A.	01/17/17	7,963,000	(224,227)
KRW	20,728,942,000	JPMorgan Chase Bank N.A.	01/17/17	18,145,082	(982,521)
KRW	34,523,027,760	JPMorgan Chase Bank N.A.	01/17/17	29,380,000	(796,602)
KRW	4,109,548,000	Societe Generale Paris	01/17/17	3,496,000	(93,493)
KRW	19,731,241,800	Societe Generale Paris	01/17/17	16,810,000	(473,486)
KRW	5,687,769,000	UBS AG Stamford	01/17/17	4,974,000	(264,802)
KRW	132,409,284,879	UBS AG Stamford	01/17/17	111,016,421	(1,387,935)
MXN	33,973,000	BNP Paribas S.A.	02/13/17	1,795,928	(166,057)
MXN	81,698,000	BNP Paribas S.A.	02/13/17	3,945,048	(25,548)
MXN	457,696,500	BNP Paribas S.A.	02/13/17	24,281,110	(2,322,903)
MXN	213,120,000	Barclays Bank plc	02/13/17	10,234,836	(10,303)
MXN	203,775,000	Citibank N.A.	02/13/17	9,769,633	6,570
MXN	457,696,500	Credit Suisse International	02/13/17	24,284,846	(2,326,639)
MXN	238,150,000	Goldman Sachs Bank USA	02/13/17	11,563,767	(138,408)
MXN	903,240,000	Goldman Sachs Bank USA	02/13/17	43,499,242	(165,873)
MXN	85,333,000	JPMorgan Chase Bank N.A.	02/13/17	4,175,826	(81,935)
MXN	100,000,000	JPMorgan Chase Bank N.A.	02/13/17	4,860,874	(63,326)
MXN	183,300,000	JPMorgan Chase Bank N.A.	02/13/17	8,716,120	77,785
MXN	203,775,000	JPMorgan Chase Bank N.A.	02/13/17	9,769,633	6,570
MXN	213,120,000	JPMorgan Chase Bank N.A.	02/13/17	10,223,544	989
MXN	274,060,000	JPMorgan Chase Bank N.A.	02/13/17	12,947,857	200,302
MXN	203,847,000	Societe Generale Paris	02/13/17	10,641,248	(861,591)
MXN	275,800,000	Societe Generale Paris	02/13/17	13,434,791	(203,155)
MYR	26,865,262	Credit Suisse International	01/17/17	6,166,000	(180,225)
MYR	23,869,800	UBS AG Stamford	01/17/17	5,340,000	(21,636)
MYR	1,437,265	BNP Paribas S.A.	03/17/17	324,696	(5,047)
NZD	5,607,000	BNP Paribas S.A.	02/14/17	3,966,229	(76,061)
NZD	3,340,000	Goldman Sachs Bank USA	02/14/17	2,347,242	(29,932)
NZD	3,584,000	Goldman Sachs Bank USA	02/14/17	2,527,947	(41,347)
NZD	14,937,000	Goldman Sachs Bank USA	02/14/17	10,432,029	(68,655)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PHP	15,819,300	UBS AG Stamford	01/17/17	$315,377	$2,703
RUB	965,032,242	Goldman Sachs Bank USA	02/22/17	14,647,000	941,329
RUB	601,912,687	JPMorgan Chase Bank N.A.	02/22/17	9,083,075	639,722
SGD	11,427,868	Deutsche Bank AG	01/17/17	8,115,000	(224,474)
SGD	14,384,000	Deutsche Bank AG	01/17/17	10,155,610	(223,982)
SGD	102,630,587	Goldman Sachs Bank USA	01/17/17	70,853,011	9,671
SGD	8,972,000	JPMorgan Chase Bank N.A.	01/17/17	6,294,661	(99,821)
SGD	14,079,110	UBS AG Stamford	01/17/17	10,000,000	(278,887)
THB	14,297,612	JPMorgan Chase Bank N.A.	01/17/17	396,605	2,605

Contracts to Deliver
AUD	117,554,000	Citibank N.A.	02/14/17	90,596,282	5,849,242
AUD	12,368,000	JPMorgan Chase Bank N.A.	02/14/17	9,087,672	171,333
BRL	132,415,754	BNP Paribas S.A.	01/04/17	40,629,546	(54,927)
BRL	18,769,056	BNP Paribas S.A.	01/04/17	5,638,046	(128,708)
BRL	8,702,424	Citibank N.A.	01/04/17	2,619,161	(54,641)
BRL	45,402,771	Credit Suisse International	01/04/17	13,547,000	(402,909)
BRL	296,222,872	Deutsche Bank AG	01/04/17	87,150,007	(3,863,873)
BRL	115,540,450	Deutsche Bank AG	01/04/17	34,285,000	(1,214,570)
BRL	69,970,016	Deutsche Bank AG	01/04/17	20,762,000	(736,146)
BRL	16,126,003	Deutsche Bank AG	01/04/17	4,828,000	(126,682)
BRL	26,555,256	Goldman Sachs Bank USA	01/04/17	8,148,033	(11,015)
BRL	248,293,580	JPMorgan Chase Bank N.A.	01/04/17	76,184,707	(102,993)
BRL	229,524,524	JPMorgan Chase Bank N.A.	02/02/17	69,076,675	(867,179)
BRL	98,900,000	Goldman Sachs Bank USA	04/04/17	28,901,227	(744,611)
BRL	34,000,000	JPMorgan Chase Bank N.A.	04/04/17	9,982,384	(209,310)
BRL	75,000,000	UBS AG Stamford	07/05/17	26,417,753	4,444,882
BRL	3,798,695	BNP Paribas S.A.	01/03/18	1,111,054	39,102
BRL	44,100,000	JPMorgan Chase Bank N.A.	01/03/18	12,095,447	(349,118)
BRL	44,000,000	JPMorgan Chase Bank N.A.	01/03/18	12,068,020	(348,326)
BRL	10,000,000	BNP Paribas S.A.	04/03/18	2,648,670	(124,502)
CAD	67,410,250	Goldman Sachs Bank USA	01/06/17	50,119,145	(89,805)
CHF	10,208,000	BNP Paribas S.A.	02/14/17	9,996,406	(55,573)
CHF	13,877,000	JPMorgan Chase Bank N.A.	02/14/17	13,681,620	16,718
DKK	30,395,000	Societe Generale Paris	02/02/17	4,278,176	(32,536)
EUR	1,446,000	Citibank N.A.	01/06/17	1,541,942	19,583
EUR	86,220,000	Goldman Sachs Bank USA	01/06/17	91,977,271	1,204,209
EUR	68,374,000	JPMorgan Chase Bank N.A.	02/02/17	71,534,930	(545,431)
GBP	60,258,000	BNP Paribas S.A.	01/06/17	75,349,616	1,081,989
GBP	5,160,000	Citibank N.A.	01/06/17	6,510,478	150,808
GBP	25,581,000	Goldman Sachs Bank USA	01/06/17	32,287,256	758,826
GBP	3,196,000	UBS AG Stamford	01/06/17	3,917,510	(21,541)
GBP	12,960,000	Societe Generale Paris	02/02/17	15,988,758	4,357
GBP	21,584,135	BNP Paribas S.A.	02/14/17	26,931,992	303,899
INR	15,053,051	UBS AG Stamford	01/17/17	221,108	(418)
JPY	1,170,000,000	Citibank N.A.	01/10/17	11,597,076	1,582,029
JPY	670,000,000	Citibank N.A.	01/10/17	6,639,580	904,467
JPY	890,000,000	Goldman Sachs Bank USA	01/10/17	8,796,431	1,178,147
JPY	4,130,000,000	JPMorgan Chase Bank N.A.	01/10/17	40,919,449	5,567,189
JPY	1,090,000,000	Citibank N.A.	02/10/17	9,790,097	445,653
JPY	1,113,800,000	Goldman Sachs Bank USA	02/14/17	10,844,789	1,294,781
JPY	980,000,000	BNP Paribas S.A.	02/27/17	9,036,214	629,062
JPY	230,000,000	Barclays Bank plc	02/27/17	2,121,380	148,273
JPY	3,000,000,000	Citibank N.A.	02/27/17	27,678,724	1,942,543
JPY	2,000,000,000	Citibank N.A.	02/27/17	18,406,207	1,248,753
JPY	3,000,000,000	UBS AG Stamford	02/27/17	27,681,150	1,944,969
JPY	7,210,000,000	Citibank N.A.	03/06/17	64,247,652	2,377,668
JPY	3,730,000,000	Citibank N.A.	03/06/17	33,219,485	1,211,851
JPY	3,730,000,000	Citibank N.A.	03/06/17	33,272,972	1,265,338

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	2,720,000,000	Citibank N.A.	03/06/17	$24,485,975	$1,145,287
JPY	2,220,000,000	Citibank N.A.	03/06/17	19,917,817	867,697
JPY	3,750,000,000	JPMorgan Chase Bank N.A.	03/06/17	33,412,186	1,232,930
JPY	1,230,000,000	JPMorgan Chase Bank N.A.	03/06/17	11,034,359	479,563
JPY	2,620,000,000	Citibank N.A.	03/21/17	22,850,166	348,268
JPY	1,310,000,000	Citibank N.A.	03/21/17	11,426,578	175,629
JPY	510,000,000	Barclays Bank plc	03/27/17	4,351,350	(30,297)
JPY	620,000,000	Citibank N.A.	03/27/17	5,290,102	(36,605)
KRW	7,498,470,650	JPMorgan Chase Bank N.A.	01/09/17	6,446,000	237,629
KRW	12,433,859,000	BNP Paribas S.A.	01/17/17	10,610,000	315,366
KRW	14,391,410,000	Citibank N.A.	01/17/17	12,718,878	803,486
KRW	6,872,029,920	Citibank N.A.	01/17/17	6,018,330	328,621
KRW	8,359,680,600	Credit Suisse International	01/17/17	7,206,000	284,589
KRW	20,381,348,000	Goldman Sachs Bank USA	01/17/17	17,368,000	493,229
KRW	18,693,459,000	Goldman Sachs Bank USA	01/17/17	16,122,000	644,720
KRW	14,669,753,280	JPMorgan Chase Bank N.A.	01/17/17	12,558,000	412,154
KRW	13,661,953,980	JPMorgan Chase Bank N.A.	01/17/17	11,437,000	125,563
KRW	9,665,753,800	JPMorgan Chase Bank N.A.	01/17/17	8,095,000	92,223
KRW	8,298,435,600	JPMorgan Chase Bank N.A.	01/17/17	7,287,000	416,297
KRW	7,861,780,000	Societe Generale Paris	01/17/17	6,700,000	190,826
KRW	166,914,601,349	UBS AG Stamford	01/17/17	147,249,439	9,052,220
KRW	7,697,376,000	UBS AG Stamford	02/03/17	6,372,000	(1,055)
KRW	5,545,849,800	UBS AG Stamford	02/03/17	4,586,000	(5,695)
KRW	1,649,280,296	Goldman Sachs Bank USA	03/21/17	1,381,000	15,333
KRW	739,213,130	Goldman Sachs Bank USA	03/21/17	619,000	6,904
KRW	7,498,470,650	JPMorgan Chase Bank N.A.	03/21/17	6,293,303	84,285
KRW	132,409,284,879	UBS AG Stamford	03/21/17	111,079,751	1,439,840
MXN	251,884,179	Barclays Bank plc	02/13/17	12,273,000	188,737
MXN	170,130,000	Citibank N.A.	02/13/17	8,268,168	106,100
MXN	98,201,000	Citibank N.A.	02/13/17	4,718,956	7,717
MXN	742,597,000	Credit Suisse International	02/13/17	35,967,222	340,778
MXN	80,302,000	Credit Suisse International	02/13/17	3,907,165	54,638
MXN	1,139,019,000	Goldman Sachs Bank USA	02/13/17	59,245,221	4,600,244
MXN	165,817,000	Goldman Sachs Bank USA	02/13/17	7,988,978	33,829
MXN	104,207,000	JPMorgan Chase Bank N.A.	02/13/17	5,061,566	62,186
MXN	259,668,000	Societe Generale Paris	02/13/17	12,534,943	77,247
MYR	1,437,265	BNP Paribas S.A.	01/17/17	325,320	5,087
MYR	49,297,797	Citibank N.A.	01/17/17	11,841,892	857,986
NZD	29,352,918	Goldman Sachs Bank USA	02/14/17	21,316,676	951,457
PHP	15,819,300	Goldman Sachs Bank USA	01/17/17	325,433	7,353
PHP	15,819,300	UBS AG Stamford	03/17/17	312,789	(4,608)
RUB	479,288,190	Credit Suisse International	02/22/17	7,393,000	(349,023)
RUB	479,196,000	Credit Suisse International	02/22/17	7,395,000	(345,534)
RUB	571,300,150	Goldman Sachs Bank USA	02/22/17	8,815,000	(413,308)
RUB	171,013,350	Goldman Sachs Bank USA	02/22/17	2,633,000	(129,408)
SGD	15,244,000	Barclays Bank plc	01/17/17	10,518,849	(6,578)
SGD	52,954,667	Citibank N.A.	01/17/17	37,885,650	1,322,381
SGD	5,032,187	Citibank N.A.	01/17/17	3,614,557	140,016
SGD	16,336,000	Credit Suisse International	01/17/17	11,277,095	(2,318)
SGD	12,362,000	Deutsche Bank AG	01/17/17	8,561,298	25,787
SGD	25,258,000	JPMorgan Chase Bank N.A.	01/17/17	17,435,267	(4,463)
SGD	24,306,711	JPMorgan Chase Bank N.A.	01/17/17	17,014,000	231,101
SGD	102,630,587	Goldman Sachs Bank USA	03/17/17	70,833,451	(10,420)
SGD	21,732,000	JPMorgan Chase Bank N.A.	03/17/17	15,046,215	45,043
SGD	18,049,000	JPMorgan Chase Bank N.A.	03/17/17	12,459,401	532
THB	14,297,612	UBS AG Stamford	01/17/17	405,405	6,195
THB	14,297,612	JPMorgan Chase Bank N.A.	03/17/17	396,220	(2,905)
TRY	1,090,000	Societe Generale Paris	01/26/17	346,924	39,344
TWD	406,032,470	UBS AG Stamford	02/03/17	12,559,000	(54,998)

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
TWD	192,962,400	Goldman Sachs Bank USA	03/01/17	$6,068,000	$65,769
TWD	593,128,755	JPMorgan Chase Bank N.A.	03/01/17	18,573,000	123,314
TWD	188,149,400	JPMorgan Chase Bank N.A.	03/01/17	5,912,000	59,481
TWD	549,982,075	Societe Generale Paris	03/01/17	17,195,000	87,421
TWD	882,268,125	UBS AG Stamford	03/01/17	27,679,000	235,430
TWD	426,749,310	Citibank N.A.	03/21/17	13,509,000	222,580
TWD	672,475,001	JPMorgan Chase Bank N.A.	03/21/17	21,027,000	90,152
TWD	212,362,255	JPMorgan Chase Bank N.A.	03/21/17	6,692,000	80,310
TWD	82,941,098	JPMorgan Chase Bank N.A.	03/21/17	2,593,000	10,711
TWD	2,082,146,577	UBS AG Stamford	03/21/17	65,963,776	1,138,190
TWD	125,801,360	UBS AG Stamford	03/21/17	3,986,733	70,031

Net Unrealized Appreciation					$47,900,074

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/17	2	AUD	253,790	$1,223
Euro-Bund Futures	03/08/17	2,491	EUR	403,332,704	5,857,943
Put Options on Euro-Bund Futures, Strike EUR 144.000	02/24/17	1,700	EUR	18,445	(1,521)
Put Options on Euro-Bund Futures, Strike EUR 144.500	02/24/17	151	EUR	1,638	(135)
U.S. Treasury Note 10 Year Futures	03/22/17	8,815	USD	1,100,139,561	(4,600,343)
U.S. Treasury Note 5 Year Futures	03/31/17	20,307	USD	2,397,085,334	(7,681,207)

Futures Contracts—Short
3 Month Euribor	12/18/17	(710)	EUR	(177,951,915)	(19,432)
3 Month Euribor	03/19/18	(1,251)	EUR	(313,501,112)	(15,922)
90 Day Eurodollar Futures	03/13/17	(3,651)	USD	(903,002,695)	(254,705)
90 Day Eurodollar Futures	09/18/17	(3,889)	USD	(957,457,976)	(1,618,036)
90 Day Eurodollar Futures	12/18/17	(1,173)	USD	(290,024,457)	1,231,857
Canada Government Bond 10 Year Futures	03/22/17	(852)	CAD	(118,485,409)	975,570
Euro-BTP Futures	03/08/17	(95)	EUR	(12,607,830)	(259,605)
Euro-OAT Futures	03/08/17	(2,753)	EUR	(413,521,823)	(4,672,333)
Euro-Schatz Futures	03/08/17	(160)	EUR	(17,977,464)	11,646
U.S. Treasury Long Bond Futures	03/22/17	(525)	USD	(78,187,772)	(906,759)
United Kingdom Long Gilt Bond Futures	03/29/17	(688)	GBP	(84,670,818)	(2,341,833)

Net Unrealized Depreciation					$(14,293,592)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
USD Call/BRL Put	BRL	3.400	BNP Paribas S.A.	01/05/17	(14,500,000)	$(165,590)	$(2,248)	$163,342
USD Call/BRL Put	BRL	3.700	JPMorgan Chase Bank N.A.	01/18/17	(11,000,000)	(118,085)	(341)	117,744
USD Call/BRL Put	BRL	3.450	Goldman Sachs Bank USA	01/19/17	(12,400,000)	(153,636)	(24,676)	128,960
USD Call/BRL Put	BRL	3.350	Credit Suisse International	01/20/17	(23,100,000)	(429,660)	(165,488)	264,172
USD Call/BRL Put	BRL	3.600	Deutsche Bank AG	02/16/17	(10,600,000)	(137,800)	(35,711)	102,089
USD Call/BRL Put	BRL	3.700	Credit Suisse International	02/23/17	(12,300,000)	(169,125)	(28,561)	140,564
USD Call/BRL Put	BRL	4.250	Deutsche Bank AG	11/17/17	(10,900,000)	(318,280)	(187,142)	131,138
USD Call/BRL Put	BRL	6.300	Credit Suisse International	01/11/18	(17,700,000)	(942,525)	(42,020)	900,505

Totals						$(2,434,701)	$(486,187)	$1,948,514

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Written Options—(Continued)

Call Options Written	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Call - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	$103.46	Goldman Sachs & Co.	01/11/17	$(12,000,000)	$(23,437)	$(5,190)	$18,247
Call - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	102.94	Goldman Sachs & Co.	01/11/17	(21,000,000)	(78,750)	(31,790)	46,960

Totals					$(102,187)	$(36,980)	$65,207

Put Option Written	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	$101.77	Goldman Sachs & Co.	01/11/17	$(38,400,000)	$(150,000)	$(46,518)	$103,482

Total					$(150,000)	$(46,518)	$103,482

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(58)	$43,442
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(162)	136,918
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(504)	345,536
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(490)	225,260
Floor - OTC CPURNSA Index	218.016	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(594)	175,806

Totals						$(928,770)	$(1,808)	$926,962

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 10 Yr. IRS	1.975%	Citibank N.A.	3M LIBOR	Receive	02/08/17	$(176,500,000)	$(1,094,300)	$(70,953)	$1,023,347
Call - 2 Yr. IRS	1.100%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18	(83,600,000)	(434,720)	(52,752)	381,968
Call - 2 Yr. IRS	1.600%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18	(83,600,000)	(756,580)	(236,755)	519,825
Put - 10 Yr. IRS	2.375%	Citibank N.A.	3M LIBOR	Pay	02/08/17	(176,500,000)	(1,270,800)	(1,787,063)	(516,263)
Put - 5 Yr. IRS	2.700%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	08/21/17	(99,400,000)	(1,540,700)	(509,723)	1,030,977
Put - 5 Yr. IRS	2.800%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	08/20/18	(45,000,000)	(1,003,705)	(596,686)	407,019
Put - 5 Yr. IRS	2.800%	Goldman Sachs Bank USA	3M LIBOR	Pay	08/20/18	(98,200,000)	(2,287,027)	(1,302,103)	984,924

Totals							$(8,387,832)	$(4,556,035)	$3,831,797

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M CDOR	1.750%	12/16/46	CAD	4,500,000	$513,296
Receive	3M LIBOR	1.500%	12/21/21	USD	214,000,000	4,872,817
Receive	3M LIBOR	1.500%	06/21/27	USD	3,000,000	(11,919)
Receive	3M LIBOR	1.750%	12/21/26	USD	100,520,000	7,939,195
Receive	3M LIBOR	2.000%	12/16/19	USD	268,800,000	(1,125,394)
Receive	3M LIBOR	2.000%	12/16/20	USD	241,500,000	(2,628,244)
Receive	3M LIBOR	2.000%	06/15/21	USD	51,400,000	1,551,263

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	2.250%	12/16/22	USD	490,100,000	$(9,193,456)
Receive	3M LIBOR	2.250%	06/15/26	USD	108,700,000	802,712
Receive	3M LIBOR	2.250%	12/21/36	USD	25,400,000	313,527
Receive	3M LIBOR	2.350%	08/05/25	USD	7,600,000	(43,825)
Receive	3M LIBOR	2.500%	12/16/25	USD	32,400,000	(454,364)
Receive	3M LIBOR	2.500%	06/15/46	USD	17,500,000	1,191,590
Receive	3M LIBOR	2.500%	06/15/46	USD	17,300,000	183,274
Receive	3M LIBOR	2.750%	12/16/45	USD	575,960,000	(36,965,837)
Receive	6M LIBOR	0.300%	03/18/26	JPY	13,690,000,000	(124,449)
Receive	6M LIBOR	0.500%	03/15/22	GBP	92,900,000	438,102
Receive	6M LIBOR	0.750%	03/15/27	GBP	35,200,000	915,684
Receive	6M LIBOR	1.000%	03/15/27	GBP	19,300,000	590,473
Receive	6M LIBOR	1.500%	03/15/47	GBP	21,900,000	(1,484,805)

Net Unrealized Depreciation						$(32,720,360)

Centrally Cleared Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Depreciation
Canadian Natural Resources, Ltd. 3.450%, due 11/15/21	(1.000%)	03/20/18	0.354%	USD	3,900,000	$(9,136)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
Airbus Group Finance B.V. 5.500%, due 09/25/18	1.000%	12/20/17	0.250%	EUR	14,000,000	$34,837
Berkshire Hathaway, Inc. 1.550%, due 02/09/18	1.000%	12/20/21	0.836%	USD	14,300,000	29,750
Enbridge, Inc. 3.500%, due 06/10/24	1.000%	12/20/17	0.499%	USD	2,300,000	2,770
Tesco plc 6.000%, due 12/14/29	1.000%	12/20/20	1.568%	EUR	11,000,000	66,061
Volkswagen International Finance N.V. 5.538%, due 05/22/18	1.000%	12/20/17	0.289%	EUR	13,600,000	(6,930)
Volkswagen International Finance N.V. 5.380%, due 05/22/18	1.000%	12/20/21	1.056%	EUR	16,600,000	98,507

Net Unrealized Appreciation						$224,995

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	09/20/20	Barclays Bank plc	0.699%	USD	12,000,000	$129,948	$(11,456)	$141,404
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	09/20/20	Credit Suisse International	0.699%	USD	10,500,000	113,704	—	113,704
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/17	Goldman Sachs International	0.409%	USD	2,900,000	8,137	(12,796)	20,933

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/20	Deutsche Bank AG	1.233%	USD	7,900,000	$(70,017)	$(286,796)	$216,779
Morgan Stanley 6.000%, due 04/28/15	1.000%	09/20/18	Deutsche Bank AG	0.414%	USD	24,100,000	241,749	298,407	(56,658)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	BNP Paribas S.A.	3.483%	USD	3,200,000	(222,245)	(382,937)	160,692
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	03/20/20	BNP Paribas S.A.	3.710%	USD	1,600,000	(130,203)	(308,005)	177,802

Totals							$71,073	$(703,583)	$774,656

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CDX.NA.IG.9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.023%	USD	1,928,998	$9,990	$—	$9,990
CMBX.NA.AAA.8	0.500%	10/17/57	Deutsche Bank AG	0.000%	USD	38,200,000	(439,673)	(2,546,538)	2,106,865
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	20,000,000	(230,195)	(1,635,446)	1,405,251
CMBX.NA.AAA.8	0.500%	10/17/57	Morgan Stanley Capital Services LLC	0.000%	USD	20,700,000	(238,252)	(1,552,537)	1,314,285
CMBX.NA.AAA.9	0.500%	09/17/58	Goldman Sachs International	0.000%	USD	21,400,000	(470,132)	(862,532)	392,400
CMBX.NA.AAA.9	0.500%	09/17/58	Morgan Stanley Capital Services LLC	0.000%	USD	3,500,000	(76,891)	(105,923)	29,032

Totals							$(1,445,153)	$(6,702,976)	$5,257,823

Securities in the amount of $704,177 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(CDOR)—	Canadian Dollar Offered Rate
(CMBX)—	Commercial Mortgage-Backed Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EURIBOR)—	Euro Interbank Offered Rate
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,970,965,505	$—	$4,970,965,505
Total Corporate Bonds & Notes*	—	1,551,026,661	—	1,551,026,661
Total Asset-Backed Securities*	—	586,833,665	—	586,833,665
Total Mortgage-Backed Securities*	—	373,372,094	—	373,372,094
Total Municipals	—	201,989,190	—	201,989,190
Total Foreign Government*	—	144,039,132	—	144,039,132
Total Floating Rate Loans*	—	12,639,864	—	12,639,864
Purchased Options
Interest Rate Swaptions	—	3,423,991	—	3,423,991
Options on Exchange-Traded Futures Contracts	126,934	—	—	126,934
Total Purchased Options	126,934	3,423,991	—	3,550,925

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Certificate of Deposit	$—	$268,283,106	$—	$268,283,106
Commercial Paper	—	281,724,665	—	281,724,665
Discount Notes	—	34,498,426	—	34,498,426
Foreign Government	—	400,681,079	—	400,681,079
Repurchase Agreement	—	19,200,000	—	19,200,000
U.S. Treasury	—	66,206,250	—	66,206,250
Total Short-Term Investments	—	1,070,593,526	—	1,070,593,526
Total Investments	$126,934	$8,914,883,628	$—	$8,915,010,562

Secured Borrowings (Liability)	$—	$(383,871,105)	$—	$(383,871,105)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$79,793,502	$—	$79,793,502
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(31,893,428)	—	(31,893,428)
Total Forward Contracts	$—	$47,900,074	$—	$47,900,074
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,078,239	$—	$—	$8,078,239
Futures Contracts (Unrealized Depreciation)	(22,371,831)	—	—	(22,371,831)
Total Futures Contracts	$(14,293,592)	$—	$—	$(14,293,592)
Written Options
Call Options Written at Value	—	(36,980)	—	(36,980)
Foreign Currency Written Options at Value	—	(486,187)	—	(486,187)
Inflation Capped Options at Value	—	(1,808)	—	(1,808)
Interest Rate Swaptions at Value	—	(4,556,035)	—	(4,556,035)
Put Options Written at Value	—	(46,518)	—	(46,518)
Total Written Options	$—	$(5,127,528)	$—	$(5,127,528)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$19,543,858	$—	$19,543,858
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(52,048,359)	—	(52,048,359)
Total Centrally Cleared Swap Contracts	$—	$(32,504,501)	$—	$(32,504,501)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$503,528	$—	$503,528
OTC Swap Contracts at Value (Liabilities)	—	(1,877,608)	—	(1,877,608)
Total OTC Swap Contracts	$—	$(1,374,080)	$—	$(1,374,080)
Total Reverse Repurchase Agreements (Liability)	$—	$(10,575,000)	$—	$(10,575,000)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Transfers from Level 3 to Level 2 in the amount of $4,006,784 were due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$8,915,010,562
Cash	9,899,493
Cash denominated in foreign currencies (b)	10,169,052
Cash collateral (c)	328,000
OTC swap contracts at market value	503,528
Unrealized appreciation on forward foreign currency exchange contracts	79,793,502
Receivable for:
TBA securities sold	1,694,499,996
Fund shares sold	1,432,595
Interest	34,439,634
Variation margin on futures contracts	8,139,566
Interest on OTC swap contracts	31,068
Prepaid expenses	17,129
Other assets	75,922

Total Assets	10,754,340,047
Liabilities
Written options at value (d)	5,127,528
Secured borrowings	383,658,793
Reverse repurchase agreements	10,575,000
OTC swap contracts at market value (e)	1,877,680
Cash collateral (f)	57,691,000
Unrealized depreciation on forward foreign currency exchange contracts	31,893,428
Payables for:
Investments purchased	27,199,846
TBA securities purchased	4,360,135,977
Fund shares redeemed	2,546,440
Interest on reverse repurchase agreements	24,831
Deferred dollar roll income	212,312
Variation margin on centrally cleared swap contracts	5,740,612
Accrued Expenses:
Management fees	2,206,827
Distribution and service fees	651,807
Deferred trustees’ fees	101,823
Other expenses	1,036,574

Total Liabilities	4,890,680,478

Net Assets	$5,863,659,569

Net Assets Consist of:
Paid in surplus	$5,912,387,427
Undistributed net investment income	58,751,741
Accumulated net realized loss	(95,969,051)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(11,510,548)

Net Assets	$5,863,659,569

Net Assets
Class A	$2,747,605,746
Class B	3,071,484,086
Class E	44,569,737
Capital Shares Outstanding*
Class A	242,770,995
Class B	276,269,072
Class E	3,971,941
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.12
Class E	11.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,939,423,204.
(b)	Identified cost of cash denominated in foreign currencies was $10,133,122.
(c)	Includes collateral of $236,000 for futures contracts and $92,000 for centrally cleared swap contracts.
(d)	Premiums received on written options were $12,003,490.
(e)	Net premium paid on OTC swap contracts was $7,632,807.
(f)	Includes collateral of $56,090,000 for OTC swap contracts, forward foreign currency exchange contracts, swaptions and $1,601,000 for TBAs.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$1,028,473
Interest (a)	191,840,483
Other income (b)	107,981

Total investment income	192,976,937
Expenses
Management fees	29,137,414
Administration fees	193,340
Custodian and accounting fees	688,509
Distribution and service fees—Class B	8,020,129
Distribution and service fees—Class E	70,852
Interest expense	1,925,335
Audit and tax services	129,212
Legal	36,133
Trustees’ fees and expenses	45,228
Shareholder reporting	306,722
Insurance	43,630
Miscellaneous	79,984

Total expenses	40,676,488
Less management fee waiver	(2,035,517)

Net expenses	38,640,971

Net Investment Income	154,335,966

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(82,250,564)
Futures contracts	(50,324,839)
Written options	27,515,319
Swap contracts	(43,747,435)
Foreign currency transactions	104,264,649

Net realized loss	(44,542,870)

Net change in unrealized appreciation (depreciation) on:
Investments	70,176,356
Futures contracts	(1,437,020)
Written options	(1,692,285)
Swap contracts	33,621,146
Foreign currency transactions	(46,352,682)

Net change in unrealized appreciation	54,315,515

Net realized and unrealized gain	9,772,645

Net Increase in Net Assets From Operations	$164,108,611

(a)	Net of foreign withholding taxes of $22,326.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$154,335,966	$167,575,727
Net realized gain (loss)	(44,542,870)	35,814,769
Net change in unrealized appreciation (depreciation)	54,315,515	(174,734,565)

Increase in net assets from operations	164,108,611	28,655,931

From Distributions to Shareholders
Net investment income
Class A	(78,673,511)	(185,482,515)
Class B	(82,491,583)	(188,990,853)
Class E	(1,236,864)	(2,822,122)
Net realized capital gains
Class A	0	(40,407,689)
Class B	0	(43,335,482)
Class E	0	(634,977)

Total distributions	(162,401,958)	(461,673,638)

Decrease in net assets from capital share transactions	(399,623,523)	(1,394,081,215)

Total decrease in net assets	(397,916,870)	(1,827,098,922)

Net Assets
Beginning of period	6,261,576,439	8,088,675,361

End of period	$5,863,659,569	$6,261,576,439

Undistributed net investment income
End of period	$58,751,741	$70,033,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	6,368,702	$72,916,045	4,744,480	$56,902,540
Reinvestments	6,913,314	78,673,511	19,937,353	225,890,204
Redemptions	(25,864,358)	(295,561,365)	(122,324,158)	(1,456,495,745)

Net decrease	(12,582,342)	$(143,971,809)	(97,642,325)	$(1,173,703,001)

Class B
Sales	12,517,555	$140,917,064	13,347,300	$153,566,339
Reinvestments	7,371,902	82,491,583	20,855,147	232,326,335
Redemptions	(42,249,037)	(474,838,560)	(52,211,693)	(601,619,610)

Net decrease	(22,359,580)	$(251,429,913)	(18,009,246)	$(215,726,936)

Class E
Sales	210,066	$2,390,087	128,617	$1,498,420
Reinvestments	109,554	1,236,864	307,571	3,457,099
Redemptions	(690,746)	(7,848,752)	(823,190)	(9,606,797)

Net decrease	(371,126)	$(4,221,801)	(387,002)	$(4,651,278)

Decrease derived from capital shares transactions		$(399,623,523)		$(1,394,081,215)

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.32	$12.09	$11.87	$12.86	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.29	0.22	0.21	0.25
Net realized and unrealized gain (loss) on investments	0.01	(0.26)	0.31	(0.41)	0.89

Total from investment operations	0.32	0.03	0.53	(0.20)	1.14

Less Distributions
Distributions from net investment income	(0.32)	(0.66)	(0.31)	(0.55)	(0.42)
Distributions from net realized capital gains	0.00	(0.14)	0.00	(0.24)	0.00

Total distributions	(0.32)	(0.80)	(0.31)	(0.79)	(0.42)

Net Asset Value, End of Period	$11.32	$11.32	$12.09	$11.87	$12.86

Total Return (%) (b)	2.85	0.28	4.49	(1.72)	9.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.51	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.50	0.52	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (c)	0.50	0.48	0.51	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.47	0.48	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	2.68	2.45	1.85	1.73	1.97
Portfolio turnover rate (%)	466 (d)	430 (d)	283 (d)	352 (d)	424 (d)
Net assets, end of period (in millions)	$2,747.6	$2,891.0	$4,267.6	$4,422.4	$5,052.8

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.12	$11.89	$11.68	$12.66	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.26	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.02	(0.26)	0.29	(0.40)	0.88

Total from investment operations	0.29	0.00	0.48	(0.22)	1.09

Less Distributions
Distributions from net investment income	(0.29)	(0.63)	(0.27)	(0.52)	(0.39)
Distributions from net realized capital gains	0.00	(0.14)	0.00	(0.24)	0.00

Total distributions	(0.29)	(0.77)	(0.27)	(0.76)	(0.39)

Net Asset Value, End of Period	$11.12	$11.12	$11.89	$11.68	$12.66

Total Return (%) (b)	2.61	0.01	4.19	(1.92)	9.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.76	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.75	0.77	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (c)	0.75	0.73	0.76	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.72	0.73	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	2.42	2.24	1.59	1.49	1.72
Portfolio turnover rate (%)	466 (d)	430 (d)	283 (d)	352 (d)	424 (d)
Net assets, end of period (in millions)	$3,071.5	$3,321.8	$3,764.4	$4,169.0	$4,626.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.22	$11.99	$11.77	$12.75	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.27	0.20	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.01	(0.26)	0.30	(0.40)	0.86

Total from investment operations	0.30	0.01	0.50	(0.21)	1.09

Less Distributions
Distributions from net investment income	(0.30)	(0.64)	(0.28)	(0.53)	(0.39)
Distributions from net realized capital gains	0.00	(0.14)	0.00	(0.24)	0.00

Total distributions	(0.30)	(0.78)	(0.28)	(0.77)	(0.39)

Net Asset Value, End of Period	$11.22	$11.22	$11.99	$11.77	$12.75

Total Return (%) (b)	2.69	0.11	4.34	(1.82)	9.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.67	0.66	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	0.67	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (c)	0.65	0.63	0.66	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.62	0.63	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	2.52	2.34	1.69	1.59	1.82
Portfolio turnover rate (%)	466 (d)	430 (d)	283 (d)	352 (d)	424 (d)
Net assets, end of period (in millions)	$44.6	$48.7	$56.7	$64.7	$78.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 34%, 58%, 112%, 140% and 183% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

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Met Investors Series Trust

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Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, premium amortization adjustments, convertible preferred stock bond discount, deflationary sell adjustments, adjustments to prior period accumulated balances, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities with a market value of $1,829,525 have been received by the Portfolio as collateral for TBAs as of December 31, 2016.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Met Investors Series Trust

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Notes to Financial Statements—December 31, 2016—(Continued)

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $19,200,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 108 days. The average amount of borrowings was $59,465,046 and the annualized weighted average interest rate was 0.79% during the 108 day period.

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Notes to Financial Statements—December 31, 2016—(Continued)

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2016:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged[1]	Net Amount*
JPMorgan Securities LLC	$(10,575,000)	$10,572,828	$(2,172)

	$(10,575,000)	$10,572,828	$(2,172)

[1]	Collateral with a value of $10,572,828 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2016, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the Portfolio had an outstanding secured borrowing transaction balance for 282 days. For the year ended December 31, 2016, the Portfolio’s average amount of borrowings was $311,973,367 and the weighted average interest rate was 0.73% during the 282 day period.

At December 31, 2016, the amount of the Portfolio’s outstanding borrowings was $383,658,793 Securities in the amount of $20,236,497 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2016. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2016:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Goldman Sachs & Co.	$(383,658,793)	$362,297,865	$20,236,497	$—	$(1,124,431)

	$(383,658,793)	$362,297,865	$20,236,497	$—	$(1,124,431)

(a)	Represents market value of borrowings as of December 31, 2016.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of the collateral received (pledged) and the remaining contractual maturities for secured borrowing transactions and reverse repurchase agreements, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(383,658,793)	$—	$—	$(383,658,793)
Reverse Repurchase Agreements
U.S. Treasury	—	—	(10,575,000)	—	(10,575,000)
Total Borrowings	$—	$(383,658,793)	$(10,575,000)	$—	$(394,233,793)
Gross amount of recognized liabilities for secured borrowing transactions and reverse repurchase agreements					$(394,233,793)

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Notes to Financial Statements—December 31, 2016—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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Notes to Financial Statements—December 31, 2016—(Continued)

requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts

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Notes to Financial Statements—December 31, 2016—(Continued)

due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements—December 31, 2016—(Continued)

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Funds would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Funds would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$3,550,925
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	19,311,933	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$52,032,293
	Unrealized appreciation on futures contracts (c) (e)	8,078,239	Unrealized depreciation on futures contracts (c) (e)	22,371,831
			Written options at value	4,641,341
Credit	OTC swap contracts at market value (f)	503,528	OTC swap contracts at market value (f)	1,877,608
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	231,925	Unrealized depreciation on centrally cleared swap contracts (c) (d)	16,066
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	79,793,502	Unrealized depreciation on forward foreign currency exchange contracts	31,893,428

			Written options at value	486,187

Total		$111,470,052		$113,318,754

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $126,934 that is not subject to a master netting agreement.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Excludes OTC swap interest receivable of $31,068.

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$466,958	$(371,671)	$(95,287)	$—
BNP Paribas S.A.	5,166,757	(3,903,704)	(1,263,053)	—
Citibank N.A.	23,333,883	(3,134,592)	(20,199,291)	—
Credit Suisse International	812,542	(812,542)	—	—
Deutsche Bank AG	6,972,563	(6,972,563)	—	—
Goldman Sachs Bank USA	14,208,052	(6,115,016)	(8,093,036)	—
Goldman Sachs International	8,137	(8,137)	—	—
JPMorgan Chase Bank N.A.	12,690,473	(8,117,298)	(4,573,175)	—
Morgan Stanley Capital Services LLC	1,327,683	(1,327,683)	—	—
Societe Generale Paris	399,195	(399,195)	—	—
UBS AG Stamford	18,334,778	(2,055,403)	(16,279,375)	—

	$83,721,021	$(33,217,804)	$(50,503,217)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$371,671	$(371,671)	$—	$—
BNP Paribas S.A.	3,903,704	(3,903,704)	—	—
Citibank N.A.	3,134,592	(3,134,592)	—	—
Credit Suisse International	3,842,717	(812,542)	(3,030,175)	—
Deutsche Bank AG	7,483,755	(6,972,563)	(492,573)	18,619
Goldman Sachs & Co.	83,498	—	—	83,498
Goldman Sachs Bank USA	6,115,016	(6,115,016)	—	—
Goldman Sachs International	700,327	(8,137)	(692,190)	—
JPMorgan Chase Bank N.A.	8,117,298	(8,117,298)	—	—
Morgan Stanley Capital Services LLC	1,421,552	(1,327,683)	—	93,869
Societe Generale Paris	1,669,031	(399,195)	(1,269,836)	—
UBS AG Stamford	2,055,403	(2,055,403)	—	—

	$38,898,564	$(33,217,804)	$(5,484,774)	$195,986

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(7,251,168)	$—	$—	$(7,251,168)
Forward foreign currency transactions	—	—	121,320,979	121,320,979
Futures contracts	(50,324,839)	—	—	(50,324,839)
Swap contracts	(53,265,674)	9,018,414	499,825	(43,747,435)
Written options	13,906,667	519,121	13,089,531	27,515,319

	$(96,935,014)	$9,537,535	$134,910,335	$47,512,856

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Notes to Financial Statements—December 31, 2016—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$2,672,348	$—	$—	$2,672,348
Forward foreign currency transactions	—	—	(46,769,642)	(46,769,642)
Futures contracts	(1,437,020)	—	—	(1,437,020)
Swap contracts	24,113,777	9,507,369	—	33,621,146
Written options	(2,287,162)	—	594,877	(1,692,285)

	$23,061,943	$9,507,369	$(46,174,765)	$(13,605,453)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,686,673,083
Forward foreign currency transactions	3,153,533,854
Futures contracts long	2,266,710,690
Futures contracts short	(4,923,021,851)
Swap contracts	3,513,967,951
Written options	1,661,348,501

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	908,800,000	—	$5,137,761
Options written	2,671,700,000	8,749	22,300,600
Options bought back	(165,300,000)	—	(1,083,617)
Options exercised	(560,300,000)	(2,501)	(5,769,106)
Options expired	(2,365,700,000)	(6,248)	(15,763,150)

Options outstanding December 31, 2016	489,200,000	—	$4,822,488

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	1,839,900,000	—	$11,005,413
Options written	1,779,900,000	15,252	14,086,155
Options bought back	(203,900,000)	(3)	(1,320,424)
Options exercised	(268,200,000)	(7,618)	(4,247,929)
Options expired	(2,593,900,000)	(7,631)	(12,342,213)

Options outstanding December 31, 2016	553,800,000	—	$7,181,002

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

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Notes to Financial Statements—December 31, 2016—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$36,523,777,071	$1,078,390,453	$36,389,196,843	$1,420,077,565

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$35,624,243,373	$34,912,120,974

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$29,137,414	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

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Notes to Financial Statements—December 31, 2016—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$162,401,958	$377,654,103	$—	$84,019,535	$162,401,958	$461,673,638

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$138,843,115	$—	$(187,469,151)	$—	$(48,626,036)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $15,757,144.

As of December 31, 2016, the Portfolio had no post-enactment accumulated losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

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Met Investors Series Trust

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

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Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

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Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-54

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-55

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2016 and outperformed its benchmark for the five-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-56

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-57

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-58

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-59

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-60

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the Pyramis Government Income Portfolio returned 1.32%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Bond Index1, returned 1.05%. The Portfolio’s Custom Benchmark2 returned 1.44%.

MARKET ENVIRONMENT / CONDITIONS

For the twelve months ending December 31, 2016, the U.S. investment-grade bond market earned a total return of 2.65%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). The market environment during the year was characterized by rising interest rates, a flattening U.S. Treasury yield curve, narrowing yield spreads, and periodic spikes in volatility, all of which combined to drive bond prices slightly lower, resulting in a negative price return (-0.32%) but an attractive coupon return (+2.97%). Longer-dated bonds generally performed better than shorter-dated ones, and lower-quality bonds generally performed better than those of higher quality.

The year began with risk-sensitive financial assets selling off hard, with a number of factors contributing to the drawdown: a sharp drop in the foreign exchange value of the Chinese yuan; a rout in global equity markets; a steep slide in the price of oil and other industrial commodities; lackluster economic readings, both in the U.S. and abroad; disappointing quarterly reports from publicly-traded companies; fears about European bank solvency; and the Bank of Japan’s decision to adopt a negative interest-rate policy on a portion of the reserves held in its banking system. All of these developments led to a reduced appetite for risk assets in general, which in the bond market manifested itself as a rally in high-quality bonds such as U.S. Treasuries and a sell-off in low-quality bonds such as U.S. corporate high-yield bonds and emerging market debt.

The sell-off continued up until February 12th, when Russia and the Organization of Petroleum Exporting Countries (“OPEC”) announced their plan to seek an agreement that would reduce crude oil production levels in the face of $30 per barrel oil. Investor sentiment rebounded immediately, and there was further good news in the weeks to come, as the Federal Reserve (the “Fed”) made it clear that while it would seek to boost short-term interest rates further, it would do so very slowly in light of the recent turmoil in financial markets. In addition, the People’s Bank of China took additional steps to quell concerns about the Chinese economy, first by cutting the reserve requirement ratio for Chinese banks, and second by reassuring investors that a large Chinese yuan devaluation was not imminent. Fears about European bank solvency also seemed to subside in light of these events, resulting in a marked diminution in market volatility. In the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, break-even inflation rates, which measure the market’s expectations for inflation, also edged higher, as fears of a deflationary economic downturn diminished. This “risk-on” investment environment persisted right up through the end of April, during which time there was a strong bid for risk assets of all kinds.

The market environment turned more cautious in May, as investors shifted their concern to two new questions: would the Fed resume its policy of normalizing the term structure of interest rates, and if so, when? The answer came in early June, as the jobs report for May—a surprisingly weak 38,000 new jobs, the smallest one-month increase since the fall of 2010—put to rest the idea that the Fed might soon resume its plan of raising interest rates. The report triggered a decline in U.S. Treasury yields across the curve, a decline that was further exacerbated in the days to come by a new concern—i.e., fears of a British exit (“Brexit”) from the European Union (“E.U.”), an issue that was to be decided in the form of a public referendum scheduled for June 23rd. Investors had known about this referendum for several months, but no one had seriously thought that the British might actually vote to leave the E.U. When the votes were counted and the results showed that 52% of British citizens were indeed ready to exit, the reaction in global financial markets was extreme: stock prices dropped precipitously, volatility spiked, interest rates tumbled, yield spreads gapped wider, and the foreign exchange value of the U.S. dollar surged. The markets rebounded somewhat in the final days of June, but the 10-year U.S. Treasury note ended the first half of the year trading at a yield of 1.49%, 78 basis points lower than it had traded just six months earlier.

Surprisingly, concerns over the Brexit vote began to wane almost immediately, and by early July, investor sentiment again turned positive, ushering in a constructive market phase characterized by moderately rising interest rates, narrowing yield spreads, persistently low levels of volatility, and a weakening of the U.S. dollar in foreign exchange markets. This sentiment persisted right up through the end of August, driven in part by an unusually benign news cycle. Only in early September did investor sentiment once again turn more cautious, driven first by a disappointing August jobs report, and later by an announcement from the European Central Bank (the “ECB”) that there would be no change in its quantitative easing program; investors were expecting additional stimulus. Investors then turned their attention to the September policy meetings of the Fed and the Bank of Japan (the “BOJ”), amid growing concern that the Fed and the BOJ might follow the lead of the ECB and become less accommodative with respect to their monetary programs. In the end, the Fed and the BOJ made no change in policy, and the month ended with investors cheering the prospect of an OPEC agreement to cut oil production.

The financial markets were unsettled again in October, as investors continued to fret that the monetary accommodation of central banks worldwide would soon be coming to an end. Investor concerns were heightened by a number of factors, including the prospect of reduced quantitative easing by the ECB, some strong U.S. macroeconomic reports, and renewed inflationary pressures, all of which suggested a base-case scenario in which the Fed would be hiking short-term interest rates again in December. These concerns led to a spike in volatility in the middle of the month, which soon after dissipating, spiked again at the end of the month, as a broad market sell-off in

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

global sovereign bonds—especially those in the United Kingdom and the eurozone—seemed to confirm investors’ worst fears about prospects for the future.

This pessimism came to an abrupt end on November 9th, when investors were greeted with the stunning news that Donald Trump had been elected the 45th President of the United States. Financial markets initially swooned in response, but they quickly recovered as investors began to discern what the policies of a Trump Administration might mean for the U.S. economy going forward. With the Republican Party now in control of both the Executive branch and the Legislative branch of the U.S. federal government, the new Trump Administration, it was determined, had a chance to enact a bold, pro-growth populist agenda. There was general agreement that the policies espoused by President-elect Trump were likely to be positive for U.S. economic growth, at least initially, as long as they were not offset by rising protectionism and a more hawkish Fed. A consensus also emerged that the President-elect’s policies were likely to be accompanied by higher inflation, as the U.S. unemployment rate fell to 4.7% in December, which is either at or close to full employment, meaning that any acceleration in economic growth from here is likely to be accompanied by higher inflation. Meanwhile, the Fed, at its policy meeting in December, decided to raise the Federal Funds target rate by 25 basis points, a move that had long been anticipated. It was the first time in a year that short-term interest rates had been raised by the Fed, and only the second time since the beginning of this rate-hiking cycle. The 10-year U.S. Treasury note ended the year trading at a yield of 2.45%, 96 basis points higher than it had traded at the end of June, and 18 basis points higher than it had traded at the beginning of the year.

U.S. Treasury bonds turned in a lackluster performance during the year, earning attractive coupon income (1.96%) that was partially offset by a negative price return (-0.92%), resulting in a total return of 1.04%. U.S. TIPS, however, performed much better than their nominal U.S. Treasury counterparts, earning a total return of 4.68%. U.S. Agency debentures posted a total return of 1.39%, but after adjusting for duration, they outperformed comparable U.S. Treasuries by only 39 basis points.

Within the securitized debt space, commercial mortgage-backed securities (“CMBS”) were the top-performing sector, producing a total return of 3.32% while outperforming similar-duration U.S. Treasuries by 236 basis points. Within this sector, Agency issues were outperformed by Non-Agency issues, and issues of higher credit quality were outperformed by those of lower credit quality.

Asset-backed securities (“ABS”) trailed CMBS during the period, but still performed well, producing a total return of 2.03% while outperforming similar-duration U.S. Treasuries by 95 basis points. Performance in this sector was strongest among those securities backed by automobile loans and credit card receivables.

Agency mortgage backed securities (“MBS”) were the laggard during the period, producing a total return of 1.67% while underperforming similar-duration U.S. Treasuries by 11 basis points. Within this sector, mortgages issued by the Federal Home Loan Mortgage Corporation (“FHLMC”, or “Freddie Mac”) were the strongest performers (-1 basis point on an excess return versus Treasuries on a duration-adjusted basis), followed by the mortgages issued by the Federal National Mortgage Association (“FNMA”, or “Fannie Mae”) (-14 basis points) and the Government National Mortgage Association (“GNMA”, or “Ginnie Mae”) (-17 basis points).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed in line with its custom benchmark over the 12 month period. Returns were driven by three factors: favorable yield-curve positioning, favorable sector allocation; and favorable security selection, with sector allocation being by far the most important factor.

The Portfolio’s relative performance was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve. The Portfolio maintained a slightly shorter-than-benchmark duration during the first quarter and the third quarter, and a near-neutral duration posture during the second quarter and the fourth quarter. This strategy detracted from relative performance in the first quarter, when yields fell, but enhanced relative performance in the third quarter, when yields rose. This strategy had no meaningful effect on relative performance in the second and fourth quarters, when the Portfolio’s duration posture was near-neutral.

All told, the Portfolio’s duration posture had a negligible effect on relative performance, but the same could not be said of the Portfolio’s yield-curve positioning strategy—i.e., its relative mix of short-term, intermediate-term, and long-term securities versus the benchmark. For most of the year, the Portfolio was slightly short duration at the short end of the U.S. Treasury yield curve (i.e., the 1-year node out to the 2-year node), slightly long duration in the belly of the yield curve (i.e., the 5-year node out to the 20-year node), and slightly short duration at the long end of the yield curve (i.e., the 30-year node), all during a period when yields rose across all maturities, and the yield curve flattened. The net result of this yield-curve positioning strategy was a moderate contribution to excess return.

In the sector allocation category, the Portfolio pursued a deliberate strategy of overweighting those sectors of the investment universe that offer the highest option-adjusted yield spreads, and underweighting those that offer the lowest ones. In practice, this strategy expressed itself as a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs and hybrid adjustable-rate mortgages (“ARMS”)—and a large overweight to out-of-benchmark securities—i.e., collateralized mortgage obligations (“CMOs”), both

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

Agency and Non-Agency; CMBS, both Agency and Non-Agency; and ABS. Within U.S. Treasuries, the Portfolio pursued a strategy of maintaining a large underweight to nominal U.S. Treasuries, with the exception of the first quarter, when it also maintained a small overweight to TIPS—i.e., “small” in terms of assets as a percentage of total Portfolio assets, but actually quite significant in terms of return potential, since all of the TIPS in the Portfolio had maturities of 30 years, and were thus quite sensitive to changes in interest rates and inflation expectations. The position in TIPS was liquidated at the end of March. Within U.S. Agencies, the Portfolio pursued a strategy of maintaining a large underweight to the largest issuers—e.g., Fannie Mae, Freddie Mac, the Federal Home Loan Bank, the Federal Farm Credit Bank—and a small overweight to certain niche issuers—e.g., the U.S. Agency for International Development, the National Credit Union Administration, and the Tennessee Valley Authority.

This sector allocation strategy proved to be highly effective, with the large overweight to CMBS working out especially well, given that CMBS was the top-performing sector in the Portfolio’s investment universe during the period. Within this category, the Portfolio benefited from investing in the so-called super-senior tranches, which lie at the top of a conduit’s capital structure and thus offer superior credit quality—a risk factor that was well-rewarded at times during 2016, especially when market conditions were volatile. The small overweight to Agency MBS was another positive contributor to relative performance, even though Agency MBS produced negative excess returns during the year on a duration-adjusted basis. The Portfolio was able to add value in the Agency MBS sector at the sub-sector level—specifically, by overweighting those coupons that offered the highest option-adjusted spreads (e.g., coupons in the range of 3.5% to 5.5%) and underweighting those that offered the lowest option-adjusted spreads (e.g., coupons in the range of 3.0% and below). A third positive contributor to relative performance was the Portfolio’s large overweight to CMOs—specifically, Ginnie Mae Reverse MBS—which performed exceptionally well during the period in question, in part due to their superior yields. Finally, the Portfolio’s large underweight to U.S. Agency debentures was another positive source of relative performance, even though U.S. Agencies as a whole produced strong positive excess returns on a duration-adjusted basis. Once again, the Portfolio was able to add value at the sub-sector level by underweighting the large, liquid issuers and overweighting the smaller niche issuers—an approach that proved to be reasonably effective.

This sector allocation strategy had only one noteworthy drawback: the small out-of-benchmark allocation to U.S. TIPS, which was established prior to 2016 but was carried into the first quarter of the year. U.S. TIPS lagged behind nominal U.S. Treasuries in January and early February, when investors were concerned about the economic slowdown in China, the decline in the price of oil, and the deflationary consequences of both for the global banking system. U.S. TIPS rebounded nicely after mid-February, and the Portfolio capitalized on this rally by liquidating its U.S. TIPS position in full by the end of March, but not before suffering a small drag on relative performance. This relative loss was offset to some extent by the Portfolio’s large underweight to nominal U.S. Treasuries, which within the Portfolio’s investment universe was one of the lackluster performers during the year on a relative return basis.

Security selection made a positive contribution to excess return during the year, and an important one. Security selection worked particularly well in two areas: Agency MBS and U.S. Agency debentures. Within the Agency MBS category, the Portfolio’s holdings in 30-year fixed-rate pass-throughs with 3.5%, 4.0%, 5.0%, and 5.5% coupons were standouts. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. Within the U.S. Agency space, the Portfolio invested in certain debentures that performed especially well—for example, those of the Agency for International Development, those of the Private Export Funding Corporation, and those of Fannie Mae. That said, security selection also detracted from relative performance, and it did so for the most part in only one sector: nominal U.S. Treasuries. Within the U.S. Treasury space, the Portfolio generally held longer-dated issues to help manage its duration target and yield-curve positioning exposures, and such issues naturally underperformed in a rising interest-rate environment. All told, these relative gains and losses combined to have a negligible effect on excess returns.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts and interest-rate swaps—in managing its duration posture and its yield-curve positioning strategy throughout the year. The notional value of these instruments represented only about 1% of the Portfolio’s net assets, on average, so the use of these instruments was fairly modest. Nevertheless, they played an important role in insuring that the Portfolio’s duration posture and yield-curve positioning came close to matching those of the custom benchmark.

At the end of December, the Portfolio maintained a neutral duration posture and a near-neutral yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large overweight to securitized debt products, a large underweight to U.S. Treasuries (including no positions in U.S. TIPS), and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained the following positions: a small overweight to in-benchmark securities—i.e., Agency mortgage pass-throughs and hybrid ARMS; a large overweight to out-of-benchmark securities—i.e., CMOs (both Agency and Non-Agency) and CMBS (both Agency and Non-Agency); and a small allocation to ABS. The Portfolio also made a modest use of derivatives—i.e., interest-rate futures contracts—to manage duration target and yield-curve positioning exposures.

At period end, at the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

premium coupon income and significant protection against faster prepayments. The Portfolio also held a large position in Agency CMOs, most of which carried fixed-rate coupons, but some of which carried floating-rate ones; these floating-rate CMOs offer some measure of protection in the event of rising interest rates. In addition, the Portfolio held a large position in Agency CMBS, with a focus on securities of superior credit quality; such securities are likely to perform well in the event that volatility spikes and yield spreads widen. Finally, the Portfolio continued to underweight the larger, more liquid debentures in the U.S. Agency sector in favor of the smaller, less liquid ones, as the latter often offer superior yields with little or no give-up in terms of credit quality.

William Irving

Franco Castagliuolo

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[3]
Pyramis Government Income Portfolio
Class B	1.32	1.51	2.81
Bloomberg Barclays U.S. Government Bond Index	1.05	1.22	2.45
Custom Benchmark	1.44	1.84	3.22

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	92.9
Foreign Government	4.8
Mortgage-Backed Securities	2.2
Corporate Bonds & Notes	1.3
Asset-Backed Securities	0.3

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)	Actual	0.71%	$1,000.00	$959.80	$3.50
	Hypothetical*	0.71%	$1,000.00	$1,021.57	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—92.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—60.7%
Fannie Mae 15 Yr. Pool 2.500%, 05/01/27	62,215	$62,406
2.500%, 09/01/27	145,131	145,577
2.500%, 01/01/28	217,592	218,260
2.500%, 06/01/28	71,149	71,367
2.500%, 09/01/28	294,167	295,068
2.500%, 07/01/29	1,584,351	1,588,244
2.500%, 08/01/29	282,825	283,514
2.500%, 09/01/29	260,716	261,354
2.500%, 07/01/31	4,618,169	4,630,189
2.500%, 08/01/31	765,697	767,581
2.500%, 01/01/32	300,000	300,984
3.000%, 12/01/30	127,756	131,295
3.000%, 02/01/31	91,431	94,083
3.000%, 03/01/31	487,718	501,868
3.000%, 04/01/31	727,949	749,008
3.000%, 05/01/31	1,193,266	1,226,718
3.000%, 06/01/31	985,025	1,013,235
3.000%, 07/01/31	154,498	158,816
3.500%, 12/01/25	34,846	36,354
3.500%, 03/01/30	84,815	88,843
3.500%, 10/01/30	167,826	175,400
3.500%, 12/01/30	77,314	80,607
3.500%, 02/01/31	863,504	905,355
4.000%, 05/01/29	15,296,578	16,152,165
4.500%, 12/01/23	72,397	74,490
4.500%, 11/01/25	1,280,442	1,360,274
5.000%, 03/01/23	17,507	18,679
Fannie Mae 20 Yr. Pool 3.500%, 01/01/34	2,919,506	3,032,441
4.000%, 11/01/31	1,855,615	1,968,627
4.000%, 08/01/32	1,435,416	1,524,106
5.500%, 01/01/29	667,959	741,837
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	3,154,100	3,016,923
3.000%, 09/01/42	3,173,662	3,172,758
3.000%, 10/01/42	7,081,755	7,079,731
3.000%, 11/01/42	4,593,496	4,592,182
3.000%, 12/01/42	1,700,847	1,700,363
3.000%, 01/01/43	7,147,410	7,145,375
3.000%, 11/01/46	6,500,025	6,464,366
3.000%, 12/01/46	7,700,000	7,657,758
3.000%, TBA (a)	21,200,000	21,060,373
3.500%, 08/01/42	2,610,956	2,692,330
3.500%, 04/01/43	6,157,387	6,345,967
3.500%, 05/01/43	527,720	544,107
3.500%, 06/01/43	1,544,320	1,591,961
3.500%, 08/01/43	6,998,372	7,214,235
3.500%, 01/01/45	39,545	40,557
3.500%, 03/01/45	670,903	689,749
3.500%, 05/01/45	1,526,731	1,569,619
3.500%, 06/01/45	10,128,240	10,412,443
3.500%, 07/01/45	1,244,389	1,279,311
3.500%, 08/01/45	1,351,023	1,386,521
3.500%, 11/01/45	8,549,023	8,785,764
3.500%, 12/01/45	9,561,618	9,818,342

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 02/01/46	598,664	614,035
3.500%, 05/01/46	376,403	386,936
3.500%, 06/01/46	5,597,989	5,744,707
3.500%, 09/01/46	5,113,041	5,251,817
3.500%, TBA (a)	12,000,000	12,299,063
4.000%, 10/01/39	159,066	167,248
4.000%, 08/01/40	12,873	13,559
4.000%, 09/01/40	367,309	387,267
4.000%, 10/01/40	295,117	311,150
4.000%, 11/01/40	7,784,596	8,208,721
4.000%, 12/01/40	79,794	84,315
4.000%, 01/01/41	48,645	51,368
4.000%, 02/01/41	25,052	26,445
4.000%, 08/01/41	45,053	47,423
4.000%, 09/01/41	3,568,469	3,768,427
4.000%, 11/01/41	186,027	196,185
4.000%, 12/01/41	46,128	48,718
4.000%, 01/01/42	406,077	428,884
4.000%, 02/01/42	34,391	36,328
4.000%, 04/01/42	2,099,356	2,218,327
4.000%, 05/01/42	35,576	37,580
4.000%, 06/01/42	1,822,010	1,922,727
4.000%, 07/01/42	23,704	24,938
4.000%, 09/01/42	50,133	52,917
4.000%, 10/01/42	912,843	963,663
4.000%, 11/01/42	277,494	293,145
4.000%, 04/01/43	315,062	332,937
4.000%, 05/01/43	19,265	20,269
4.000%, 06/01/43	464,188	489,832
4.000%, 07/01/43	62,875	66,480
4.000%, 08/01/43	868,347	914,786
4.000%, 09/01/43	3,996,384	4,214,665
4.000%, 10/01/43	124,951	132,109
4.000%, 12/01/43	30,560	32,313
4.000%, 02/01/44	166,026	174,638
4.000%, 03/01/44	24,134	25,548
4.000%, 04/01/44	242,102	254,654
4.000%, 05/01/44	24,008	25,529
4.000%, 02/01/45	267,322	281,212
4.000%, 06/01/45	797,851	841,353
4.000%, 12/01/45	1,783,214	1,875,957
4.000%, 02/01/46	721,364	761,231
4.000%, 03/01/46	2,407,136	2,538,680
4.000%, 04/01/46	304,098	319,957
4.000%, 05/01/46	1,627,308	1,712,213
4.000%, TBA (a)	8,600,000	9,041,254
4.500%, 12/01/40	2,633,308	2,843,671
4.500%, 07/01/41	394,587	426,786
4.500%, 08/01/41	226,398	244,831
4.500%, 11/01/41	5,421,509	5,866,159
4.500%, 09/01/42	1,684,953	1,821,432
4.500%, 12/01/43	385,296	414,535
4.500%, 10/01/44	2,847,496	3,080,857
4.500%, 02/01/45	1,020,541	1,099,401
5.000%, 11/01/33	7,750,815	8,590,890
5.000%, 02/01/35	6,804,782	7,546,184

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 07/01/35	2,230,406	$2,448,866
5.000%, 06/01/39	11,172,323	12,255,810
5.000%, 04/01/41	37,221	40,871
5.000%, 06/01/41	62,873	68,703
5.000%, 08/01/41	167,031	182,532
5.500%, 03/01/41	521,920	585,254
6.000%, 10/01/34	194,684	226,618
6.000%, 05/01/37	709,547	803,969
6.000%, 09/01/37	52,730	61,122
6.000%, 10/01/37	592,815	687,991
6.000%, 01/01/38	580,648	678,007
6.000%, 03/01/38	202,373	235,069
6.000%, 07/01/38	106,611	122,562
6.000%, 01/01/40	537,874	628,148
6.000%, 05/01/40	769,486	896,605
6.000%, 07/01/41	760,202	869,700
6.000%, 01/01/42	68,890	80,133
6.500%, 07/01/32	137,927	160,055
6.500%, 12/01/32	41,120	47,339
6.500%, 07/01/35	47,747	55,647
6.500%, 12/01/35	430,935	499,303
6.500%, 08/01/36	726,536	840,470
Fannie Mae ARM Pool 2.553%, 06/01/42 (b)	123,536	127,223
2.698%, 02/01/42 (b)	720,907	745,758
2.900%, 11/01/40 (b)	64,302	67,878
3.017%, 09/01/41 (b)	75,016	78,798
3.020%, 10/01/41 (b)	41,259	43,354
3.239%, 07/01/41 (b)	117,234	123,295
3.349%, 10/01/41 (b)	65,149	68,652
3.547%, 07/01/41 (b)	146,561	153,615
Fannie Mae Pool 6.325%, 02/01/39	530,856	576,332
Fannie Mae REMICS (CMO) 1.676%, 03/25/36 (b)	532,034	544,794
1.686%, 06/25/36 (b)	845,607	865,650
3.000%, 05/25/46	6,846,778	6,980,777
3.500%, 03/25/34 (c)	924,140	128,332
4.250%, 03/25/42	2,005,749	2,148,857
4.500%, 09/25/25	3,090,000	3,346,772
5.000%, 12/25/23	290,760	309,631
5.000%, 12/25/34	445,584	488,826
5.000%, 03/25/35	352,609	387,071
5.000%, 08/25/39	566,473	621,883
5.444%, 06/25/45 (b) (c)	3,228,147	562,407
5.500%, 05/25/34	229,335	232,199
5.500%, 07/25/34	239,341	252,565
5.500%, 06/25/35	257,097	273,180
5.500%, 08/25/35	1,479,593	1,628,515
5.794%, 06/25/41 (b) (c)	863,209	134,268
5.794%, 11/25/41 (b) (c)	1,183,199	243,213
5.844%, 08/25/39 (b) (c)	656,369	102,134
5.854%, 04/25/41 (b) (c)	919,062	153,464
Freddie Mac 15 Yr. Gold Pool 2.500%, 07/01/31	443,505	444,833
3.000%, 02/01/31	6,074,129	6,242,490

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 3.000%, 04/01/31	3,688,625	3,793,082
3.000%, 05/01/31	2,101,463	2,161,998
3.000%, 06/01/31	2,370,946	2,439,987
4.000%, 06/01/24	396,523	418,170
4.000%, 07/01/24	313,477	330,546
4.000%, 09/01/25	269,526	284,240
6.000%, 01/01/24	363,601	392,545
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,661,749	1,723,141
3.500%, 06/01/32	4,544,489	4,713,038
3.500%, 02/01/34	6,329,144	6,563,718
4.000%, 06/01/33	2,012,000	2,136,866
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	232,998	232,903
3.000%, 01/01/43	265,113	265,005
3.000%, 02/01/43	1,335,617	1,335,072
3.000%, 03/01/43	13,482,792	13,477,297
3.000%, 06/01/43	4,240,267	4,229,780
3.500%, 04/01/40	539,310	555,494
3.500%, 05/01/40	563,061	579,996
3.500%, 06/01/40	931,624	959,636
3.500%, 07/01/40	224,291	231,020
3.500%, 08/01/40	408,507	419,123
3.500%, 09/01/40	371,764	381,926
3.500%, 10/01/40	263,662	270,519
3.500%, 11/01/40	332,656	342,629
3.500%, 12/01/40	391,571	403,327
3.500%, 02/01/42	93,430	96,251
3.500%, 04/01/42	897,468	924,547
3.500%, 05/01/42	131,003	134,938
3.500%, 06/01/42	919,857	947,369
3.500%, 07/01/42	172,191	177,390
3.500%, 08/01/42	5,168,880	5,323,361
3.500%, 09/01/42	62,691	64,561
3.500%, 10/01/42	2,199,886	2,265,599
3.500%, 01/01/43	1,032,065	1,062,716
3.500%, 02/01/43	445,108	458,451
3.500%, 03/01/43	230,494	237,357
3.500%, 04/01/43	8,034,056	8,277,782
3.500%, 05/01/43	2,767,205	2,849,754
3.500%, 11/01/44	639,090	654,840
3.500%, 04/01/46	2,761,206	2,839,613
3.500%, 05/01/46	1,928,327	1,982,057
3.500%, 07/01/46	2,620,671	2,689,207
3.500%, 08/01/46	433,523	444,871
4.000%, 11/01/41	21,414	22,508
4.000%, 09/01/42	157,462	167,127
4.000%, 10/01/42	146,709	154,842
4.000%, 11/01/42	643,727	682,256
4.000%, 12/01/42	250,989	266,243
4.000%, 01/01/43	68,789	72,438
4.000%, 02/01/43	321,642	340,161
4.000%, 03/01/43	138,698	147,117
4.000%, 04/01/43	53,572	56,823
4.000%, 05/01/43	765,012	808,878
4.000%, 06/01/43	52,763	55,965

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 07/01/43	555,680	$586,134
4.000%, 08/01/43	445,801	471,317
4.000%, 09/01/43	727,768	768,643
4.000%, 10/01/43	714,254	755,046
4.000%, 11/01/43	44,082	46,598
4.000%, 01/01/44	825,133	872,512
4.000%, 02/01/44	126,276	133,479
4.000%, 03/01/44	71,017	75,523
4.000%, 04/01/44	85,629	91,033
4.000%, 12/01/44	18,122	19,047
4.000%, 01/01/45	784,649	824,532
4.000%, 12/01/45	817,163	861,064
4.500%, 05/01/39	163,904	176,783
4.500%, 07/01/40	3,240,172	3,488,483
4.500%, 09/01/40	1,397,911	1,513,701
4.500%, 02/01/41	120,008	129,971
4.500%, 08/01/41	1,114,833	1,204,421
4.500%, 09/01/41	131,142	142,604
4.500%, 10/01/41	289,115	314,552
4.500%, 02/01/44	79,931	85,872
5.000%, 01/01/35	271,256	298,890
5.000%, 05/01/35	155,305	169,805
5.000%, 07/01/35	1,913,542	2,101,903
5.000%, 11/01/35	1,609,278	1,784,922
5.000%, 06/01/41	2,754,113	3,062,858
5.000%, 07/01/41	646,999	709,449
5.500%, 03/01/34	2,085,101	2,349,026
5.500%, 07/01/35	1,428,209	1,606,446
Freddie Mac ARM Non-Gold Pool 3.026%, 10/01/41 (b)	708,693	734,912
3.070%, 09/01/41 (b)	712,211	744,636
3.072%, 10/01/42 (b)	450,409	466,905
3.183%, 09/01/41 (b)	91,527	96,432
3.209%, 04/01/41 (b)	78,419	81,973
3.280%, 06/01/41 (b)	97,405	102,630
3.404%, 05/01/41 (b)	68,993	71,790
3.428%, 12/01/40 (b)	2,654,126	2,793,828
3.621%, 06/01/41 (b)	115,083	120,330
3.666%, 05/01/41 (b)	110,495	114,505
Freddie Mac Multifamily Structured Pass-Through Certificates 1.883%, 05/25/19	2,285,000	2,296,292
2.313%, 03/25/20	1,469,000	1,486,652
2.637%, 01/25/23	1,931,000	1,950,456
2.669%, 02/25/23	4,232,035	4,285,198
2.670%, 12/25/24	7,000,000	6,958,438
2.811%, 01/25/25	10,500,000	10,527,800
2.991%, 09/25/21	1,224,000	1,265,370
3.016%, 02/25/23	7,264,322	7,453,382
3.090%, 08/25/22 (b)	29,800,000	30,857,954
3.303%, 07/25/24	7,854,000	8,166,070
3.320%, 02/25/23 (b)	932,000	975,819
3.458%, 08/25/23 (b)	5,000,000	5,269,349
3.490%, 01/25/24	3,200,000	3,373,590
3.974%, 01/25/21 (b)	17,750,000	18,972,987
4.084%, 11/25/20 (b)	980,000	1,048,900

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 1.104%, 03/15/34 (b)	519,081	519,215
1.604%, 02/15/33 (b)	325,228	329,742
3.500%, 02/15/26	2,500,000	2,626,959
3.500%, 11/15/31	3,033,364	3,171,206
3.500%, 01/15/32 (c)	2,002,972	196,801
4.000%, 01/15/41	9,708,394	10,272,712
4.250%, 03/15/40	4,946,672	5,220,564
4.500%, 12/15/26	1,858,718	1,983,964
4.500%, 09/15/27	1,150,557	1,204,384
4.500%, 02/15/41	46,374	49,750
5.000%, 10/15/34	534,228	585,302
5.000%, 12/15/37	174,934	189,233
5.000%, 03/15/41	500,000	542,188
5.000%, 04/15/41	693,607	795,055
5.500%, 05/15/34	2,700,577	2,987,940
5.500%, 11/15/36	829,419	922,960
5.500%, 06/15/41	4,220,000	4,676,478
Ginnie Mae I 30 Yr. Pool 3.000%, 05/15/42	658,312	668,108
3.000%, 04/15/43	264,286	267,810
3.000%, 05/15/43	340,497	345,006
3.000%, 03/15/45	136,558	138,182
3.500%, 11/15/41	363,899	382,600
3.500%, 02/15/42	340,458	358,014
3.500%, 03/15/42	365,534	382,578
3.500%, 05/15/42	1,232,631	1,286,175
3.500%, 06/15/42	872,732	908,160
4.000%, 09/15/40	2,076,704	2,236,074
4.000%, 10/15/40	189,120	201,202
4.000%, 03/15/41	920,271	985,762
4.000%, 06/15/41	50,681	54,284
4.000%, 09/15/41	210,986	225,921
4.000%, 10/15/41	1,074,364	1,153,780
4.000%, 11/15/41	329,155	352,456
4.000%, 12/15/41	959,716	1,028,790
4.000%, 01/15/42	57,240	61,718
4.000%, 02/15/42	57,976	62,027
4.000%, 03/15/42	267,799	287,136
4.000%, 11/15/42	56,045	59,541
4.000%, 01/15/43	61,635	66,015
4.500%, 08/15/39	2,733,003	2,975,339
4.500%, 06/15/40	1,024,981	1,112,214
4.500%, 07/15/40	187,701	204,290
4.500%, 03/15/41	989,466	1,073,559
4.500%, 04/15/41	89,115	96,485
4.500%, 06/15/41	5,777,596	6,313,927
5.000%, 03/15/39	104,031	115,834
5.000%, 07/15/39	230,944	254,828
5.000%, 08/15/39	199,662	221,912
5.000%, 09/15/39	135,904	151,051
5.000%, 04/15/40	65,625	72,421
5.000%, 08/15/40	234,711	261,081
5.000%, 04/15/41	153,857	170,786
5.000%, 09/15/41	127,554	140,618
5.500%, 06/15/35	997,997	1,127,256

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.500%, 11/15/35	665,001	$751,415
5.500%, 10/15/39	29,474	32,946
6.000%, 06/15/36	1,162,515	1,346,141
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (a)	3,800,000	3,847,574
3.500%, 12/20/41	2,911,414	3,037,745
3.500%, 12/20/42	629,262	657,152
3.500%, 02/20/43	3,143,847	3,283,189
3.500%, 04/20/43	482,635	504,026
3.500%, 05/20/43	1,756,510	1,834,269
3.500%, 04/20/46	98,942	103,360
3.500%, 05/20/46	4,057,090	4,232,738
3.500%, 06/20/46	7,724,374	8,056,763
4.000%, 09/20/39	228,843	245,584
4.000%, 10/20/40	32,221	34,559
4.000%, 11/20/40	2,275,582	2,440,657
4.000%, 10/20/41	2,826,475	3,011,804
4.000%, 11/20/41	1,052,957	1,121,864
4.000%, 04/20/42	1,397,924	1,490,481
4.000%, 06/20/45	1,785,621	1,897,900
4.000%, 11/20/45	838,854	894,070
4.500%, 02/20/40	247,863	267,140
4.500%, 09/20/40	26,490	28,561
4.500%, 05/20/41	3,794,107	4,089,236
Ginnie Mae II Pool 4.303%, 08/20/61	1,007,724	1,035,703
4.512%, 12/20/61	8,615,171	8,991,748
4.649%, 02/20/62	768,041	802,549
4.679%, 02/20/62	981,649	1,023,698
4.687%, 01/20/62	3,219,436	3,353,981
5.470%, 08/20/59	131,223	132,573
Government National Mortgage Association (CMO) 3.500%, 11/20/36 (c)	269,394	21,501
0.830%, 08/20/60 (b)	214,381	211,867
0.830%, 09/20/60 (b)	250,028	247,046
0.936%, 07/20/60 (b)	268,830	265,851
1.020%, 02/20/61 (b)	320,209	318,722
1.030%, 12/20/60 (b)	599,444	596,692
1.030%, 02/20/61 (b)	95,021	94,614
1.030%, 04/20/61 (b)	214,080	213,114
1.030%, 05/20/61 (b)	425,318	423,255
1.060%, 06/20/61 (b)	288,930	287,937
1.130%, 10/20/61 (b)	996,240	994,853
1.160%, 01/20/62 (b)	1,005,373	1,005,083
1.160%, 03/20/62 (b)	609,740	609,782
1.170%, 05/20/66 (b)	7,654,550	7,636,531
1.180%, 11/20/65 (b)	2,152,327	2,154,662
1.219%, 01/20/38 (b)	56,957	57,170
1.230%, 11/20/61 (b)	923,663	925,513
1.230%, 01/20/62 (b)	619,182	620,424
1.237%, 12/16/39 (b)	221,364	222,548
1.239%, 07/20/37 (b)	231,837	232,886
1.307%, 11/16/39 (b)	306,522	308,926
1.650%, 01/20/63	1,605,450	1,599,817

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 2.500%, 06/20/63	37,921,097	$38,386,047
2.500%, 05/20/65	5,711,987	5,775,824
2.500%, 06/20/65	1,626,473	1,646,694
2.750%, 05/20/64	1,706,666	1,728,242
3.500%, 09/20/63	3,427,798	3,543,117
4.500%, 05/16/40	80,000	86,783
4.500%, 05/20/40 (c)	45,264	4,301
4.500%, 12/20/40	1,752,251	1,859,713
5.000%, 12/20/39	3,838,624	4,359,755
5.000%, 03/20/40	3,190,000	3,525,522
5.010%, 09/20/60 (b)	3,076,827	3,221,788
5.150%, 08/20/60	2,712,097	2,845,988
5.298%, 07/20/60 (b)	3,699,364	3,848,749
5.361%, 07/20/41 (b) (c)	321,919	48,034
7.681%, 04/20/39 (b)	1,926,312	2,049,786
7.815%, 08/20/39 (b)	3,732,996	4,105,452

		737,465,576

Federal Agencies—4.2%
Federal Home Loan Mortgage Corp. 6.250%, 07/15/32	7,568,000	10,414,627
6.750%, 03/15/31	481,000	677,916
Federal National Mortgage Association 1.375%, 02/26/21	6,091,000	5,972,256
1.500%, 11/30/20	2,000	1,975
2.625%, 09/06/24	7,000,000	7,067,760
6.625%, 11/15/30	1,430,000	1,989,253
Tennessee Valley Authority 4.250%, 09/15/65	8,970,000	9,233,897
5.250%, 09/15/39	557,000	699,589
5.500%, 06/15/38	6,117,000	7,841,676
5.880%, 04/01/36	5,756,000	7,593,200

		51,492,149

U.S. Treasury—28.0%
U.S. Treasury Bonds
2.500%, 02/15/46	4,000,000	3,554,376
2.500%, 05/15/46	2,389,000	2,123,037
2.875%, 08/15/45	23,188,000	22,313,928
2.875%, 11/15/46	9,924,000	9,581,314
3.000%, 11/15/44	9,140,000	9,028,967
3.000%, 11/15/45	9,700,000	9,567,382
3.625%, 02/15/44 (d) (e)	49,159,000	54,487,737
4.375%, 05/15/40	7,000,000	8,648,556
4.375%, 05/15/41	8,966,000	11,093,677
4.750%, 02/15/37	10,468,000	13,624,343
5.000%, 05/15/37	6,500,000	8,727,517
5.250%, 02/15/29	25,205,000	32,217,107
6.125%, 08/15/29	5,339,000	7,376,160
U.S. Treasury Notes 0.750%, 10/31/18	4,000,000	3,971,248
1.125%, 12/31/18	5,000,000	5,005,080

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.125%, 09/30/21	16,321,000	$15,742,747
1.250%, 10/31/21 (d)	9,000,000	8,727,192
1.500%, 08/15/26	4,153,000	3,819,626
1.750%, 11/30/21 (d)	4,000,000	3,970,156
2.000%, 07/31/22	6,828,000	6,802,928
2.000%, 02/15/25	15,271,000	14,862,974
2.000%, 08/15/25	3,768,000	3,649,956
2.000%, 11/15/26 (d)	8,000,000	7,697,184
2.125%, 05/15/25	7,717,000	7,565,068
2.250%, 12/31/23	65,466,000	65,496,704

		339,654,964

Total U.S. Treasury & Government Agencies (Cost $1,146,843,159)		1,128,612,689

Foreign Government—4.8%

Sovereign—4.8%
Hashemite Kingdom of Jordan Government AID Bonds 2.503%, 10/30/20	13,375,000	13,719,192
3.000%, 06/30/25	5,389,000	5,496,996
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	16,425,654
5.500%, 12/04/23	8,920,000	10,611,535
5.500%, 04/26/24	1,900,000	2,277,623
Ukraine Government AID Bonds 1.471%, 09/29/21	9,388,000	9,164,979

Total Foreign Government (Cost $59,719,263)		57,695,979

Mortgage-Backed Securities—2.2%

Collateralized Mortgage Obligations—1.1%
CSMC 1.527%, 10/26/37 (144A) (b)	1,919,215	1,900,593
National Credit Union Administration Guaranteed Notes Trust 0.912%, 03/06/20 (b)	119,534	119,569
1.022%, 11/06/17 (b)	1,251,927	1,252,026
1.102%, 01/08/20 (b)	6,568,681	6,581,775
Nomura Resecuritization Trust 3.228%, 03/26/37 (144A) (b)	1,463,099	1,459,978
RBSSP Resecuritization Trust 2.744%, 07/26/45 (144A) (b)	1,455,467	1,457,823
Thornburg Mortgage Securities Trust 1.396%, 09/25/43 (b)	419,114	403,189

		13,174,953

Commercial Mortgage-Backed Securities—1.1%
CDGJ Commercial Mortgage Trust 2.104%, 12/15/27 (144A) (b)	10,273,816	10,306,060

Commercial Mortgage-Backed Securities—(Continued)
SCG Trust 2.104%, 11/15/26 (144A) (b)	3,750,000	3,750,003

		14,056,063

Total Mortgage-Backed Securities (Cost $27,243,807)		27,231,016

Corporate Bonds & Notes—1.3%

Diversified Financial Services—1.3%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	9,208,654
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,603,216

Total Corporate Bonds & Notes (Cost $10,743,402)		15,811,870

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.2%
American Credit Acceptance Receivables Trust 1.950%, 09/12/19 (144A)	1,713,947	1,716,532

Asset-Backed - Other—0.1%
Nationstar HECM Loan Trust 2.981%, 02/25/26 (144A)	1,436,471	1,434,302

Total Asset-Backed Securities (Cost $3,150,301)		3,150,834

Short-Term Investment—8.3%

Repurchase Agreement—8.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $101,416,203 on 01/03/17, collateralized by $102,525,000 U.S. Treasury Note at 2.000% due 08/31/21 with a value of $103,444,239.	101,415,865	101,415,865

Total Short-Term Investments (Cost $101,415,865)		101,415,865

Securities Lending Reinvestments (f)—3.7%

Repurchase Agreements—3.4%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,500,744 on 01/03/17, collateralized by various Common Stock with a value of $5,001,998.	4,500,000	4,500,000

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,003,667 on 01/06/17, collateralized by $9,893,551 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,205,168.	10,000,000	$10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/30/16 at 0.470% to be repurchased at $4,830,070 on 01/03/17, collateralized by $4,095,723 U.S. Treasury Bonds with rates ranging from 2.750% - 5.500%, maturity dates ranging from 08/15/28 - 08/15/42, with a value of $4,926,415.	4,829,818	4,829,818
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $7,000,529 on 01/03/17, collateralized by $10,271,551 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $7,140,000.	7,000,000	7,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $5,000,278 on 01/03/17, collateralized by $4,639,693 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $5,100,000.	5,000,000	5,000,000

		41,329,818

Time Deposits—0.3%
Australia New Zealand Bank 0.550%, 01/03/17	2,000,000	2,000,000
Canadian Imperial Bank 0.520%, 01/03/17	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $45,329,818)		45,329,818

Total Investments—113.5% (Cost $1,394,445,615) (g)		1,379,248,071
Other assets and liabilities (net)—(13.5)%		(163,938,123)

Net Assets—100.0%		$1,215,309,948

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $44,252,966 and the collateral received consisted of cash in the amount of $45,329,818. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $148,525.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,402,283,726. The aggregate unrealized appreciation and depreciation of investments were $6,107,867 and $(29,143,522), respectively, resulting in net unrealized depreciation of $(23,035,655) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $22,025,291, which is 1.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(13,090,000)	$(13,602,572)	$(13,607,208)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Note 10 Year Futures	03/22/17	32	USD	3,997,067	$(20,067)
U.S. Treasury Note 2 Year Futures	03/31/17	132	USD	28,634,275	(31,525)

Net Unrealized Depreciation					$(51,592)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,128,612,689	$—	$1,128,612,689
Total Foreign Government*	—	57,695,979	—	57,695,979
Total Mortgage-Backed Securities*	—	27,231,016	—	27,231,016
Total Corporate Bonds & Notes*	—	15,811,870	—	15,811,870
Total Asset-Backed Securities*	—	3,150,834	—	3,150,834
Total Short-Term Investment*	—	101,415,865	—	101,415,865
Total Securities Lending Reinvestments*	—	45,329,818	—	45,329,818
Total Investments	$—	$1,379,248,071	$—	$1,379,248,071

Collateral for Securities Loaned (Liability)	$—	$(45,329,818)	$—	$(45,329,818)
TBA Forward Sales Commitments	$—	$(13,607,208)	$—	$(13,607,208)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(51,592)	$—	$—	$(51,592)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,379,248,071
Cash	80,875
Receivable for:
TBA securities sold (c)	25,490,574
Fund shares sold	61
Principal paydowns	66,393
Interest	5,444,485
Variation margin on futures contracts	19,250
Prepaid expenses	3,833

Total Assets	1,410,353,542
Liabilities
Forward sales commitments, at value	13,607,208
Collateral for securities loaned	45,329,818
Payables for:
Investments purchased	76,117,617
TBA securities purchased (c)	57,930,950
Fund shares redeemed	1,034,871
Interest on forward sales commitments	29,271
Accrued Expenses:
Management fees	438,624
Distribution and service fees	259,317
Deferred trustees’ fees	84,828
Other expenses	211,090

Total Liabilities	195,043,594

Net Assets	$1,215,309,948

Net Assets Consist of:
Paid in surplus	$1,256,710,929
Undistributed net investment income	24,618,822
Accumulated net realized loss	(50,766,031)
Unrealized depreciation on investments and futures contracts	(15,253,772)

Net Assets	$1,215,309,948

Net Assets
Class B	$1,215,309,948
Capital Shares Outstanding*
Class B	115,637,470
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,394,445,615.
(b)	Includes securities loaned at value of $44,252,966.
(c)	Included within TBA securities sold is $14,964,283 related to TBA forward sale commitments and included within TBA securities purchased is $1,332,502 related to TBA forward sale commitments.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest (a)	$31,131,412
Securities lending income	38,425
Other income (b)	44,416

Total investment income	31,214,253
Expenses
Management fees	5,530,746
Administration fees	42,602
Custodian and accounting fees	153,041
Distribution and service fees—Class B	3,281,716
Audit and tax services	70,279
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	50,891
Insurance	8,499
Miscellaneous	15,959

Total expenses	9,235,093
Less management fee waiver	(2,460)

Net expenses	9,232,633

Net Investment Income	21,981,620

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,217,342
Futures contracts	(13,145)
Swap contracts	9,324

Net realized gain	3,213,521

Net change in unrealized depreciation on:
Investments	(8,083,842)
Futures contracts	(93,701)
Swap contracts	(17,498)

Net change in unrealized depreciation	(8,195,041)

Net realized and unrealized loss	(4,981,520)

Net Increase in Net Assets From Operations	$17,000,100

(a)	Net of foreign withholding taxes of $5,294.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,981,620	$20,010,167
Net realized gain	3,213,521	8,767,454
Net change in unrealized depreciation	(8,195,041)	(22,572,080)

Increase in net assets from operations	17,000,100	6,205,541

From Distributions to Shareholders
Net investment income
Class B	(27,531,578)	(28,865,138)

Total distributions	(27,531,578)	(28,865,138)

Increase (decrease) in net assets from capital share transactions	8,185,651	(30,916,492)

Total decrease in net assets	(2,345,827)	(53,576,089)

Net Assets
Beginning of period	1,217,655,775	1,271,231,864

End of period	$1,215,309,948	$1,217,655,775

Undistributed net investment income
End of period	$24,618,822	$27,182,479

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	18,030,819	$195,363,692	16,085,470	$171,551,252
Reinvestments	2,532,804	27,531,578	2,741,229	28,865,138
Redemptions	(19,896,042)	(214,709,619)	(21,560,388)	(231,332,882)

Net increase (decrease)	667,581	$8,185,651	(2,733,689)	$(30,916,492)

Increase (decrease) derived from capital shares transactions		$8,185,651		$(30,916,492)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.59	$10.80	$10.31	$11.05	$10.73

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.17	0.18	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.03)	(0.12)	0.59	(0.61)	0.24

Total from investment operations	0.15	0.05	0.77	(0.48)	0.34

Less Distributions
Distributions from net investment income	(0.23)	(0.26)	(0.28)	(0.16)	(0.00	)(b)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.10)	(0.02)

Total distributions	(0.23)	(0.26)	(0.28)	(0.26)	(0.02)

Net Asset Value, End of Period	$10.51	$10.59	$10.80	$10.31	$11.05

Total Return (%) (c)	1.32	0.43	7.56	(4.52)	3.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70	0.71	0.70	0.70
Net ratio of expenses to average net assets (%) (d)	0.70	0.70	0.71	0.70	0.70
Ratio of net investment income to average net assets (%)	1.67	1.59	1.72	1.24	0.94
Portfolio turnover rate (%)	216 (e)	214 (e)	281 (e)	329 (e)	457	(e)
Net assets, end of period (in millions)	$1,215.3	$1,217.7	$1,271.2	$1,314.4	$1,631.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 116%, 117%, 151%, 212% and 262% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-17

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to TIPS adjustments, foreign currency transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

MIST-18

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

MIST-19

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $101,415,865. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,329,818. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agencies in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a) (b)	$51,592

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(13,145)
Swap contracts	9,324

$(3,821)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(93,701)
Swap contracts	(17,498)

$(111,199)

MIST-22

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$34,625,000
Swap contracts	2,433,333

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,845,094,253	$14,364,280	$2,781,451,681	$58,997,457

MIST-23

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$1,350,639,644	$1,326,435,942

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,530,746	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $1.3 billion

An identical agreement was in place for the period January 1, 2016 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-24

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$27,531,578	$28,865,138	$—	$—	$27,531,578	$28,865,138

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$24,703,651	$—	$(23,040,291)	$(42,979,513)	$(41,316,153)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized $1,380,712 of accumulated capital losses.

As of December 31, 2016, the Portfolio had accumulated short-term capital losses of $28,727,850 and accumulated long-term capital losses of $14,251,663.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-25

Met Investors Series Trust

Pyramis Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Government Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Government Income Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Government Income Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-26

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-28

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-29

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-30

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-31

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Pyramis Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pyramis Global Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2016 and underperformed its blended benchmark for the same periods. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-32

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-33

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-34

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-35

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-36

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the Pyramis Managed Risk Portfolio returned 4.57%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

The recovery from a global industrial recession during 2016 set the stage for rising bond yields and inflation expectations in the second half of the period. In the aftermath of the late-June U.K. referendum to leave the European Union (“Brexit”), bond yields dropped to all-time lows. From July through early November, investor recognition of the improving global cyclical outlook pushed up bond yields as both economic and inflation expectations improved. After the U.S. elections, bond yields rose further and hopes for pro-growth economic policies helped push up inflation-adjusted yields even faster than inflation expectations. The Federal Reserve continued its tightening cycle by hiking policy rates for the second time in December, marking progress toward greater monetary normalization. Sharp post-U.S. election market moves reset 2016 asset class results, with U.S. stocks—especially small-caps—surging while a strengthening dollar hit a 15-year high and pushed non-U.S. stocks down. The upward move in bond yields weighed on investment grade bond returns in the fourth quarter, though they remained positive for the year. Overall, 2016 saw solid performance across most asset categories.

Global equity markets generally enjoyed positive returns for the period. In the U.S., all major equity categories posted positive gains in 2016. The performance of bond-proxy equities, such as Utilities, surged during the first half of the period as investors sought higher-yielding assets. As bond yields reversed course and headed upward during the second half of the period, bond-proxy sectors experienced negative performance and trailed the broader U.S. equity market. Small-cap and value stocks significantly outperformed their large-cap and growth counterparts, with a significant percentage of those relative gains realized in the weeks following the U.S. presidential election. Outside the U.S., emerging market equities rallied until the U.S. elections, then retraced some of their gains but still ended the year in double-digit positive territory. Commodity prices recovered during the year, which benefited commodity exporters, including those in Canada and Latin America. The rising U.S. dollar detracted from returns, particularly in non-U.S. developed markets, during the post-election period.

Bond categories generally recorded positive returns for the period. After the tumultuous start to the year, credit spreads narrowed sharply and ended 2016 well below their historical averages across all categories. This rapid narrowing of spreads resulted in the significant outperformance of lower-credit-quality categories, such as high yield, emerging market debt and leveraged loans. Interest rate sensitive categories suffered losses in the fourth quarter alongside rising bond yields, but they still experienced modest positive returns for the full year.

The global business cycle ended the period with global activity reaccelerating and deflationary pressures ebbing. Global manufacturing activity recovered, and raw Industrials prices experienced their first sustained increase since 2011. During 2016, driven by accommodative fiscal and monetary policy, China’s economy rebounded from its 2015 growth recession, a key factor in ending the steep global trade recession. In the developed markets, Europe continued to experience a sluggish expansion during the period. The U.K. and the European Union were able to shrug off post-Brexit headwinds. In the U.S., consistent with historical later-cycle dynamics, the pace of hiring slowed but remained solid, labor market slack continued to fade, and wage inflation accelerated meaningfully.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At the beginning of the period, relative to its strategic asset allocation of 42% to the Dow Jones U.S. Stock Market Index, 18% to the MSCI EAFE Index, 35% to the Bloomberg Barclays U.S. Aggregate Bond Index, and 5% to the Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index, the Portfolio was overweight developed market equities, both U.S. and foreign, as fundamentals and valuations were generally constructive. The Portfolio had low expectations for bond returns with global yields at historically low levels and negative in some cases. Given more attractive return opportunities in other asset classes, the Portfolio began the period underweight investment grade debt and cash. Treasury inflation protected securities, commodities, floating rate debt, high yield debt, Real Estate Investment Trusts (“REITs”), and emerging markets equity and debt primarily accounted for the Portfolio’s opportunistic asset class exposure.

Early in the year, as global equity markets declined and volatility forecasts increased on global growth anxiety, the Portfolio de-risked by reducing its U.S. and foreign developed equity exposures to underweight positions. In order to reduce potential volatility, much of the proceeds were used to increase cash to an overweight position and increase fixed income, though still maintaining an underweight position. Taking advantage of attractive valuations, proceeds were also allocated to inflation sensitive assets including Treasury inflation protected securities, floating rate bank loans, and commodities. As volatility forecasts picked up following the U.K.’s Brexit vote, the Portfolio increased its investment grade bond allocation. While the primary source of funds for partially closing the bond underweight was cash, the Portfolio’s cash allocation remained an overweight position. The second half of the period saw relatively low volatility, except for brief spikes around heightened investor Federal Reserve speculation and the U.S. election, for example. Given this volatility environment, following the U.S. election, the Portfolio trimmed its investment grade debt exposure, modestly increasing the underweight. The cash level was also reduced to a slight underweight. Proceeds were used to increase U.S. equity to an overweight position on the potential for pro-growth change in U.S. economic policy.

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

For the period, the Portfolio’s security selection and tactical asset allocation decisions detracted from performance. U.S. equity security selection was the primary detractor as the Portfolio’s growth tilt had a negative impact in a value-driven market. To a lesser degree, foreign developed equity stock picking also detracted from performance. Positive investment grade debt security selection was not able to offset the equity challenges. Regarding asset allocation, in a period where the Dow Jones U.S. Total Stock Market Index performed relatively well and cash continued to act as a diversifier with little return, the Portfolio’s underweighting of U.S. equity and overweighting of cash were significant detractors from performance. An investment grade debt underweight and opportunistic positions in high yield debt, floating rate debt, REITs, and emerging market equities made positive contributions. In addition, the interest rate overlay had a modest positive impact on performance.

As of December 31, 2016, versus the strategic asset allocation, the Portfolio continued to favor equities over bonds and cash. The Portfolio was overweight U.S. equity and slightly underweight foreign developed equities. There was also modest exposure to real estate, commodities, and emerging market equities. An underweight position in investment grade debt continued to be the Portfolio’s largest active position. Fixed income holdings were weighted toward investment grade credit with additional positions in high yield debt, floating rate debt, emerging markets debt, Treasury inflation protected securities, and long Treasuries. The Portfolio was roughly neutral cash. Overall, the Portfolio’s end-of-period positioning was modestly “risk on”.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional diversification and balance the sources of risk. At period end, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), MSCI Emerging Markets Index futures (foreign equities), and U.S. Treasury futures (U.S. government bonds).

Xuehai En

Portfolio Manager

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	4.57	5.47
Dow Jones Moderate Index	7.67	5.92

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	14.1
Fidelity Overseas Fund	7.4
Fidelity Equity Dividend Income Fund	6.1
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.7
Fidelity Conservative Income Bond Fund	4.2
Fidelity Blue Chip Growth Fund	3.6
Fidelity Corporate Bond Fund	3.4
Fidelity Large Cap Stock Fund	3.1
Fidelity Floating Rate High Income Fund	2.9
Vanguard Value ETF	2.5

Top Sectors

% of Net Assets
Mutual Funds	85.9
Cash & Cash Equivalents	13.0

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B(a)(b)	Actual	0.63%	$1,000.00	$1,010.80	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—85.9% of Net Assets

Security Description	Shares	Value

Investment Company Securities—85.9%
Energy Select Sector SPDR Fund (a)	63,429	$4,777,472
Fidelity Blue Chip Growth Fund (b)	439,844	29,627,872
Fidelity Blue Chip Value Fund (b)	190,141	3,281,832
Fidelity Conservative Income Bond Fund (b)	3,435,105	34,454,099
Fidelity Contrafund (b)	48,797	4,804,529
Fidelity Corporate Bond Fund (b)	2,500,116	28,201,305
Fidelity Diversified International Fund (b)	187,839	6,255,054
Fidelity Equity Dividend Income Fund (b)	1,865,445	50,068,554
Fidelity Floating Rate High Income Fund (b)	2,444,312	23,563,172
Fidelity Inflation Protected Bond Index Fund (b)	852,704	8,245,648
Fidelity International Small Cap Fund (b)	740,914	17,263,296
Fidelity International Small Cap Opportunities Fund (b)	328,075	4,773,496
Fidelity Japan Smaller Companies Fund (b)	476,018	6,973,662
Fidelity Large Cap Stock Fund (b)	870,242	25,550,302
Fidelity OTC Portfolio (b)	224,425	18,699,088
Fidelity Overseas Fund (b)	1,523,040	60,221,015
Fidelity Real Estate Investment Portfolio (b)	92,927	3,874,139
Fidelity Stock Selector Large Cap Value Fund (b)	1,055,412	19,683,424
Fidelity Total Bond Fund (b)	10,991,201	115,627,438
Fidelity Value Discovery Fund (b)	192,785	4,983,487
iShares 20+ Year Treasury Bond ETF (a)	69,495	8,278,939
iShares iBoxx $ Investment Grade Corporate Bond ETF	394,882	46,272,273
iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	74,484	8,209,626
iShares PHLX Semiconductor ETF (a)	87,382	10,723,519
iShares TIPS Bond ETF	85,024	9,622,166
iShares U.S. Financial Services ETF (a)	184,950	19,652,787
iShares U.S. Medical Devices ETF (a)	101,330	13,492,090
iShares U.S. Technology ETF	108,551	13,053,258
PowerShares DB Commodity Index Tracking ETF (a) (c)	447,611	7,090,158
SPDR Bloomberg Barclays High Yield Bond ETF	161,806	5,897,829
SPDR S&P Biotech ETF (a)	113,998	6,747,542
Vanguard Consumer Discretionary ETF (a)	121,487	15,631,732
Vanguard Consumer Staples ETF (a)	27,444	3,677,222
Vanguard FTSE Developed Markets ETF (a)	58,357	2,132,365
Vanguard Industrials ETF (a)	119,383	14,237,617
Vanguard Materials ETF (a)	50,561	5,685,079
Vanguard Telecommunication Services ETF (a)	36,568	3,662,285
Vanguard Value ETF	216,557	20,141,967
WisdomTree Europe Hedged Equity Fund	143,159	8,217,327
WisdomTree Japan Hedged Equity Fund (a)	174,299	8,634,772

Total Mutual Funds (Cost $695,355,102)		701,989,437

Short-Term Investment—13.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—13.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $106,291,057 on 01/03/17, collateralized by $100,645,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $108,418,115.	106,290,702	106,290,702

Total Short-Term Investments (Cost $106,290,702)		106,290,702

Securities Lending Reinvestments (d)—9.6%

Certificates of Deposit—4.4%
Bank of Montreal London Zero Coupon, 01/12/17	2,998,090	2,999,452
Barclays New York 0.894%, 02/10/17 (e)	1,000,000	1,000,323
Cooperative Rabobank UA New York 1.278%, 10/13/17 (e)	500,000	500,113
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (e)	1,000,000	1,000,789
Credit Suisse AG New York 1.364%, 04/11/17 (e)	2,000,000	2,000,436
DG Bank New York 0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	900,000	899,842
ING Bank NV 1.265%, 04/18/17 (e)	1,000,000	1,001,833
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	1,000,000	1,000,120
KBC Brussells 1.050%, 01/27/17	1,000,000	1,000,190
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	4,995,959	4,999,400
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (e)	1,000,000	1,000,473
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	2,000,000	1,999,808
1.395%, 04/11/17 (e)	2,000,000	2,000,602
1.436%, 04/18/17 (e)	500,000	500,157
National Bank of Canada 0.650%, 01/06/17	3,000,000	3,000,120
Natixis New York 0.900%, 02/17/17	2,000,000	2,000,256
1.262%, 04/07/17 (e)	1,000,000	1,000,401
Rabobank London 1.281%, 10/13/17 (e)	1,000,000	1,002,398
Royal Bank of Canada New York 1.281%, 10/13/17 (e)	1,000,000	1,000,775
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (e)	1,000,000	1,000,510
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	500,000	500,916

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., New York 1.364%, 04/10/17 (e)	1,000,000	$1,000,387
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	1,000,000	1,000,174
UBS, Stamford 1.084%, 05/12/17 (e)	1,000,000	999,924
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	500,000	500,140
1.264%, 10/26/17 (e)	900,000	900,615

		36,310,156

Commercial Paper—1.1%
ABN AMRO Funding USA 0.910%, 01/11/17	498,875	499,845
Atlantic Asset Securitization LLC 0.990%, 01/12/17	498,763	499,838
1.040%, 02/03/17	996,967	999,127
Den Norske ASA 1.206%, 04/27/17 (e)	900,000	900,048
Kells Funding LLC 1.040%, 01/19/17	1,295,418	1,299,490
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,496,435	1,499,074
Old Line Funding LLC 0.840%, 01/03/17	499,102	499,960
Sheffield Receivables Co. 1.050%, 01/06/17	747,944	749,902
United Overseas Bank, Ltd. 0.900%, 02/22/17	1,995,400	1,997,462

		8,944,746

Repurchase Agreements—3.9%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,100,522 on 01/03/17, collateralized by various Common Stock with a value of $4,557,376.	4,100,000	4,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,012,580 on 03/03/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $11,804,327 on 01/06/17, collateralized by $11,674,391 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $12,042,098.	11,800,000	11,800,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $804,099 on 04/03/17, collateralized by various Common Stock with a value of $880,000.	800,000	800,000

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $2,000,133 on 01/03/17, collateralized by $3,591,529 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $2,040,136.	2,000,000	2,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $5,000,378 on 01/03/17, collateralized by $7,336,822 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $5,100,000.	5,000,000	5,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $311,200 on 01/03/17, collateralized by $288,758 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $317,406.	311,183	311,183

		32,011,183

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	1,000,000	1,000,000
1.200%, 01/23/17	150,000	150,000
Shinkin Central Bank 1.220%, 01/26/17	800,000	800,000

		1,950,000

Total Securities Lending Reinvestments (Cost $79,204,962)		79,216,085

Total Investments—108.5% (Cost $880,850,766) (f)		887,496,224
Other assets and liabilities (net)—(8.5)%		(69,720,865)

Net Assets—100.0%		$817,775,359

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $77,238,265 and the collateral received consisted of cash in the amount of $79,184,134. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2016

(b)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $882,396,795. The aggregate unrealized appreciation and depreciation of investments were $15,776,680 and $(10,677,251), respectively, resulting in net unrealized appreciation of $5,099,429 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	03/17/17	350	USD	29,460,053	$(137,053)
MSCI Emerging Markets Mini Index Futures	03/17/17	261	USD	11,470,102	(261,457)
S&P 500 E-Mini Index Futures	03/17/17	623	USD	70,230,198	(572,568)
U.S. Treasury Long Bond Futures	03/22/17	545	USD	82,683,922	(576,265)
U.S. Treasury Note 10 Year Futures	03/22/17	1,322	USD	165,114,182	(814,370)

Net Unrealized Depreciation					$(2,361,713)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$701,989,437	$—	$—	$701,989,437
Total Short-Term Investment*	—	106,290,702	—	106,290,702
Total Securities Lending Reinvestments*	—	79,216,085	—	79,216,085
Total Investments	$701,989,437	$185,506,787	$—	$887,496,224

Collateral for Securities Loaned (Liability)	$—	$(79,184,134)	$—	$(79,184,134)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(2,361,713)	$—	$—	$(2,361,713)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$315,054,110
Affiliated investments at value (c)	466,151,412
Repurchase Agreement	106,290,702
Cash collateral for futures contracts	9,261,800
Receivable for:
Investments sold	1,226,712
Fund shares sold	236,824
Dividends and interest	8,713
Dividends on affiliated investments	566,964
Variation margin on futures contracts	863,228
Prepaid expenses	2,362

Total Assets	899,662,827
Liabilities
Collateral for securities loaned	79,184,134
Payables for:
Affiliated investments purchased	597,082
Investments purchased	1,225,937
Fund shares redeemed	54,105
Variation margin on futures contracts	260,175
Accrued Expenses:
Management fees	242,794
Distribution and service fees	173,027
Deferred trustees’ fees	65,438
Other expenses	84,776

Total Liabilities	81,887,468

Net Assets	$817,775,359

Net Assets Consist of:
Paid in surplus	$803,883,762
Undistributed net investment income	8,756,566
Accumulated net realized gain	851,286
Unrealized appreciation on investments, affiliated investments and futures contracts	4,283,745

Net Assets	$817,775,359

Net Assets
Class B	$817,775,359
Capital Shares Outstanding*
Class B	73,077,175
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $308,801,342.
(b)	Includes securities loaned at value of $77,238,265.
(c)	Identified cost of affiliated investments was $465,758,722.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$4,526,410
Dividends from affiliated investments	8,439,034
Interest	47,832
Securities lending income	171,096
Other income (a)	11,345

Total investment income	13,195,717
Expenses
Management fees	3,514,330
Administration fees	25,433
Custodian and accounting fees	49,301
Distribution and service fees—Class B	1,952,405
Audit and tax services	32,338
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	23,795
Insurance	4,071
Miscellaneous	10,386

Total expenses	5,693,419
Less management fee waiver	(800,447)

Net expenses	4,892,972

Net Investment Income	8,302,745

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(1,937,356)
Affiliated investments	(8,284,141)
Futures contracts	9,511,733
Capital gain distributions from affiliated investments	5,424,847

Net realized gain	4,715,083

Net change in unrealized appreciation (depreciation) on:
Investments	12,223,673
Affiliated investments	14,721,726
Futures contracts	(3,926,751)

Net change in unrealized appreciation	23,018,648

Net realized and unrealized gain	27,733,731

Net Increase in Net Assets From Operations	$36,036,476

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,302,745	$5,553,837
Net realized gain	4,715,083	1,069,558
Net change in unrealized appreciation (depreciation)	23,018,648	(22,755,918)

Increase (decrease) in net assets from operations	36,036,476	(16,132,523)

From Distributions to Shareholders
Net investment income
Class B	(5,895,125)	(3,299,846)
Net realized capital gains
Class B	(1,988,717)	(16,611,724)

Total distributions	(7,883,842)	(19,911,570)

Increase in net assets from capital share transactions	101,191,061	416,046,441

Total increase in net assets	129,343,695	380,002,348

Net Assets
Beginning of period	688,431,664	308,429,316

End of period	$817,775,359	$688,431,664

Undistributed net investment income
End of period	$8,756,566	$5,637,897

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	14,187,390	$153,790,588	37,479,696	$424,089,091
Reinvestments	720,644	7,883,842	1,757,420	19,911,570
Redemptions	(5,492,349)	(60,483,369)	(2,487,815)	(27,954,220)

Net increase	9,415,685	$101,191,061	36,749,301	$416,046,441

Increase derived from capital shares transactions		$101,191,061		$416,046,441

See accompanying notes to financial statements.

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Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.81	$11.46	$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.12	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.37	(0.25)	0.80	0.76

Total from investment operations	0.49	(0.12)	0.91	0.86

Less Distributions
Distributions from net investment income	(0.08)	(0.09)	0.00	(0.08)
Distributions from net realized capital gains	(0.03)	(0.44)	(0.04)	(0.19)

Total distributions	(0.11)	(0.53)	(0.04)	(0.27)

Net Asset Value, End of Period	$11.19	$10.81	$11.46	$10.59

Total Return (%) (c)	4.57	(1.25)	8.64	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.73	0.74	0.82	1.15	(f)
Net ratio of expenses to average net assets (%) (e)(g)	0.63	0.63	0.70	0.80	(f)
Ratio of net investment income to average net assets (%) (h)	1.06	1.13	0.99	1.39	(f)
Portfolio turnover rate (%)	84	93	62	88	(d)
Net assets, end of period (in millions)	$817.8	$688.4	$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios and Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of affiliated mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by Fidelity Investments and other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. These types of investments are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2016—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios and ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $106,290,702, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,011,183, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

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Met Investors Series Trust

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Notes to Financial Statements—December 31, 2016—(Continued)

correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$1,390,635
Equity	Unrealized depreciation on futures contracts (a)	971,078

		$2,361,713

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$(372,052)	$9,883,785	$9,511,733

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(1,435,859)	$(2,490,892)	$(3,926,751)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$169,807,388

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

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Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$639,837,551	$0	$537,204,184

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.450% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $3,514,330.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (the “Subadvisor”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, through April 30, 2017, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Fidelity Blue Chip Growth Fund	552,106	222,937	(335,199)	439,844
Fidelity Blue Chip Value Fund	809,491	3,397	(622,747)	190,141
Fidelity Conservative Income Bond Fund	98,717	3,386,238	(49,850)	3,435,105
Fidelity Contrafund	421,898	108,557	(481,658)	48,797
Fidelity Corporate Bond Fund	2,409,385	1,470,961	(1,380,230)	2,500,116
Fidelity Diversified International Fund	372,845	104,695	(289,701)	187,839
Fidelity Emerging Asia Fund	17,588	—	(17,588)	—
Fidelity Equity Dividend Income Fund	—	2,051,529	(186,084)	1,865,445
Fidelity Europe Fund	50,165	—	(50,165)	—
Fidelity Floating Rate High Income Fund	—	2,488,620	(44,308)	2,444,312
Fidelity Inflation Protected Bond Index Fund	683,979	298,668	(129,943)	852,704
Fidelity International Discovery Fund	46,021	—	(46,021)	—
Fidelity International Small Cap Fund	—	740,914	—	740,914
Fidelity International Small Cap Opportunities Fund	936,920	517,251	(1,126,096)	328,075
Fidelity Japan Smaller Companies Fund	276,131	199,887	—	476,018
Fidelity Large Cap Stock Fund	—	870,242	—	870,242
Fidelity Low-Priced Stock Fund	93,599	84,654	(178,253)	—
Fidelity Mega Cap Stock Fund	146,722	—	(146,722)	—
Fidelity Mid Cap Value Fund	378,561	—	(378,561)	—
Fidelity Nordic Fund	—	92,488	(92,488)	—
Fidelity OTC Portfolio	—	474,980	(250,555)	224,425
Fidelity Overseas Fund	1,548,873	215,397	(241,230)	1,523,040
Fidelity Real Estate Income Fund	90,237	2,895	(93,132)	—
Fidelity Real Estate Investment Portfolio	64,025	94,098	(65,196)	92,927
Fidelity Small Cap Stock Fund	508,478	8,835	(517,313)	—
Fidelity Stock Selector Large Cap Value Fund	1,115,919	210,748	(271,255)	1,055,412
Fidelity Total Bond Fund	14,947,561	1,896,531	(5,852,891)	10,991,201
Fidelity Value Discovery Fund	1,262,859	624,524	(1,694,598)	192,785

MIST-16

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Fidelity Blue Chip Growth Fund	$(3,376,225)	$929,642	$45,953	$29,627,872
Fidelity Blue Chip Value Fund	(561,047)	—	56,568	3,281,832
Fidelity Conservative Income Bond Fund	499	5,397	132,883	34,454,099
Fidelity Contrafund	(1,398,566)	397,148	19,015	4,804,529
Fidelity Corporate Bond Fund	(475,207)	—	730,620	28,201,305
Fidelity Diversified International Fund	(1,555,956)	13,626	75,634	6,255,054
Fidelity Emerging Asia Fund	(145,052)	—	—	—
Fidelity Equity Dividend Income Fund	196,348	1,949,566	660,873	50,068,554
Fidelity Europe Fund	(277,660)	—	—	—
Fidelity Floating Rate High Income Fund	7,059	—	522,170	23,563,172
Fidelity Inflation Protected Bond Index Fund	63,230	123,653	5,400	8,245,648
Fidelity International Discovery Fund	(98,608)	—	—	—
Fidelity International Small Cap Fund	—	207,294	243,876	17,263,296
Fidelity International Small Cap Opportunities Fund	1,072,468	13,209	55,479	4,773,496
Fidelity Japan Smaller Companies Fund	—	113,442	78,253	6,973,662
Fidelity Large Cap Stock Fund	—	264,460	199,282	25,550,302
Fidelity Low-Priced Stock Fund	336	112,482	26,427	—
Fidelity Mega Cap Stock Fund	(51,266)	—	—	—
Fidelity Mid Cap Value Fund	(1,466,861)	—	—	—
Fidelity Nordic Fund	(264,512)	6,894	37,340	—
Fidelity OTC Portfolio	1,037,707	612,684	—	18,699,088
Fidelity Overseas Fund	(633,894)	77,561	1,078,396	60,221,015
Fidelity Real Estate Income Fund	26,951	6,408	27,834	—
Fidelity Real Estate Investment Portfolio	256,034	130,494	79,079	3,874,139
Fidelity Small Cap Stock Fund	(1,186,110)	154,081	—	—
Fidelity Stock Selector Large Cap Value Fund	(236,867)	—	250,106	19,683,424
Fidelity Total Bond Fund	432,594	305,273	4,012,573	115,627,438
Fidelity Value Discovery Fund	350,464	1,533	101,273	4,983,487

	$(8,284,141)	$5,424,847	$8,439,034	$466,151,412

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$5,895,125	$9,562,054	$1,988,717	$10,349,516	$7,883,842	$19,911,570

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$8,822,004	$35,602	$5,099,429	$—	$13,957,035

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

MIST-17

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-18

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Managed Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Managed Risk Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 19, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Managed Risk Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 19, 2013 (commencement of operations) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-22

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-23

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-24

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Pyramis Managed Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pyramis Global Advisors, LLC regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year and since-inception (beginning April 19, 2013) periods ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index one-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2016 and outperformed its benchmark for the three-year period ended October 31, 2016. The Board also noted that the Portfolio underperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Universe median, and equal to the Expense Group median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were equal to the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-25

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-26

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-27

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-28

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 5.65%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

MARKET ENVIRONMENT / CONDITIONS

2016 was a year shaped by a number of political surprises. It began with heightened concerns on the health of the global economy. In particular, weak Chinese economic data coupled with ongoing yuan depreciation led to a significant drawdown in global equities in January. However, risk assets bounced back strongly, with many markets setting new record highs, as a swathe of accommodative monetary policies from global central banks gradually eased fears of slowing global growth and deflation. Overall, the MSCI All Country World Index rose 7.9% in 2016 in U.S. dollar terms.

In developed markets, U.S. equities ended the year with some positive momentum after investors took Donald Trump’s election victory to be supportive for growth and inflation. The S&P 500 Index ended 2016 up 11.2%, within 2% of its intraday high set in December. The rebound in energy prices led to outperformance in the Energy sector while Health Care suffered amid political rhetoric on high drug prices. European equity returns were mildly positive for the year with the U.K. being one of the best performing regions following its decision to leave the European Union (“Brexit”). Elsewhere, Japanese equities ended the year roughly flat, in local terms, after initially falling sharply in January. The yen’s renewed weakness, following the U.S. election, buoyed the export-oriented market. Asian markets generally had a better year than in 2015 but they underperformed Emerging Markets which benefited from the rally in commodities alongside easing economic and political concerns.

Government bonds had a mildly positive year as the Citigroup World Government Bond Index returned 1.6% in U.S. dollar terms. However, this figure masks another particularly volatile year. This is illustrated by the 10-year U.S. Treasury yield which ended the year up 16 basis points (“bps”), but experienced an intra-year yield range of over 100 bps. Corporate fixed income generally performed well, posting strong positive returns. High yield outperformed investment grade, as the rebound in crude oil prices buoyed the depressed energy-sensitive U.S. high yield market.

Commodities rebounded strongly in 2016, with the Bloomberg Commodities Index returning 11.8%, as energy and industrials metals prices rallied. Oil performed particularly well as investors became more sanguine on improving supply/demand dynamics and OPEC (Organization of the Petroleum Exporting Countries) finally agreeing to a production cut. Gold ended the year up 7% in U.S. dollar terms having rallied in the first half amid economic and political uncertainty.

Turning to currency markets, the U.S. dollar again performed well, ending the year up over 3%. The British pound (-17% vs. U.S. dollar) hit multi-decade lows following Brexit while the euro fell to levels not seen since 2003. The Japanese yen had a volatile year but ended 2016 approximately 2% firmer against the U.S. dollar. Elsewhere, the Chinese yuan gradually depreciated to levels not seen since before the 2008 financial crisis. Moreover, Asian currencies had mixed performance while the Singapore dollar fell 2.4% against the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The Portfolio underperformed its benchmark over 2016. The headwinds to the Portfolio were primarily the Volatility Management Strategy and the overweight position to Eurozone equities. The Volatility Management Strategy was activated in early February and again in late June leading into July, detracting from Portfolio performance due to the unexpected, and sharp, rally in equity markets. The other detractor to Portfolio performance was the overweight to Eurozone equities earlier in the period. Over January and February, Eurozone equities weighed on performance amid widespread risk aversion and investors focusing on the impact of negative deposit rates. Economic growth also disappointed, with inflation failing to meet the European Central Bank’s year-on-year target of 2%.

The key drivers of performance were the overweight to Japanese and U.K. equities as well as the long U.S. Banks versus U.S. Large Cap equities trade. Japanese equities rallied in the fourth quarter of the year as they were supported by financials and insurance companies, which are seen to be major beneficiaries of higher interest rates. Additionally, the Japanese yen weakened sharply in November and December which had a positive impact on the Japanese equity market. Another important driver of performance was the Portfolio’s overweight exposure to U.K. equities which performed strongly in the latter half of the year as expectations for a global reflationary environment increased. The U.K. financial sector performed strongly and consumer spending remained resilient on the back of higher energy prices. The long U.S. Banks versus U.S. Large Cap equities bolstered Portfolio performance as U.S. Financials posted strong returns in anticipation of President-elect Trump’s plans to cut taxes and boost fiscal spending will lead to a pick up in inflation and, in turn, higher interest rates.

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2016, the Portfolio’s allocation to Developed Equities was 63.0% and the allocation to Investment Grade bonds was 34.0%. We held approximately 3.1% in Opportunistic asset classes, specifically, Emerging Market equities, High Yield and Treasury Inflation Protected Securities. The Portfolio’s cash level was 0.0% as of the end of December. The Volatility Management Strategy Cap was inactive at the end of the period. The calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	5.65	6.48
Dow Jones Moderate Index	7.67	6.47

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Sectors

% of Net Assets
Financials	9.9
Information Technology	4.6
Health Care	3.9
Consumer Discretionary	2.8
Consumer Staples	2.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	29.1
U.S. Treasury & Government Agencies	4.1

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class B	Actual	0.97%	$1,000.00	$1,012.20	$4.91
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.93

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—29.1% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.5%
Lockheed Martin Corp. 4.700%, 05/15/46	2,970,000	$3,230,546
United Technologies Corp. 1.950%, 11/01/21	1,565,000	1,534,113
3.750%, 11/01/46	1,020,000	970,721

		5,735,380

Agriculture—0.2%
Altria Group, Inc. 3.875%, 09/16/46	1,060,000	978,266
4.750%, 05/05/21	660,000	719,267
Philip Morris International, Inc. 1.375%, 02/25/19	765,000	756,874

		2,454,407

Auto Manufacturers—0.2%
General Motors Financial Co., Inc. 3.150%, 01/15/20	595,000	598,731
3.200%, 07/06/21	1,290,000	1,279,238

		1,877,969

Banks—9.9%
Bank of America Corp. 3.300%, 01/11/23	1,410,000	1,414,709
3.950%, 04/21/25	3,785,000	3,767,926
4.250%, 10/22/26	980,000	991,864
5.625%, 07/01/20	1,045,000	1,149,033
Bank of New York Mellon Corp. (The) 4.625%, 09/20/26 (a)	1,610,000	1,476,885
Bank of Nova Scotia (The) 2.450%, 03/22/21	2,305,000	2,295,543
Barclays Bank plc 5.140%, 10/14/20	940,000	992,739
10.179%, 06/12/21 (144A)	625,000	776,069
Barclays plc 3.200%, 08/10/21	1,365,000	1,349,154
3.650%, 03/16/25	1,435,000	1,387,390
BB&T Corp. 1.567%, 06/15/20 (a)	4,615,000	4,620,981
2.450%, 01/15/20	1,500,000	1,511,756
BPCE S.A. 2.500%, 12/10/18	1,580,000	1,593,863
Branch Banking & Trust Co. 1.350%, 10/01/17	3,150,000	3,146,992
Capital One Financial Corp. 3.200%, 02/05/25	970,000	940,158
Capital One N.A. 1.722%, 09/13/19 (a)	1,225,000	1,229,435
2.950%, 07/23/21	860,000	863,187
Citigroup, Inc. 2.150%, 07/30/18	965,000	968,192
2.900%, 12/08/21	3,075,000	3,066,704
3.200%, 10/21/26	2,590,000	2,476,615
Commonwealth Bank of Australia 1.521%, 11/07/19 (144A) (a)	1,395,000	1,395,629
2.000%, 09/06/21 (144A)	2,965,000	2,881,476

Banks—(Continued)
Cooperatieve Rabobank UA 3.875%, 02/08/22	700,000	739,070
Credit Suisse AG 1.700%, 04/27/18	1,410,000	1,406,892
Danske Bank A/S 2.800%, 03/10/21 (144A)	3,275,000	3,298,230
Discover Bank 2.000%, 02/21/18	1,210,000	1,209,780
3.200%, 08/09/21	1,000,000	1,005,858
Fifth Third Bank 1.587%, 09/27/19 (a)	1,540,000	1,540,408
3.850%, 03/15/26	1,435,000	1,444,074
First Republic Bank 2.375%, 06/17/19	880,000	878,523
Goldman Sachs Group, Inc. (The) 2.537%, 11/29/23 (a)	389,000	401,062
2.625%, 04/25/21	1,080,000	1,072,158
2.875%, 02/25/21	194,000	194,897
3.625%, 01/22/23	3,440,000	3,513,657
5.150%, 05/22/45	555,000	583,671
5.250%, 07/27/21	1,460,000	1,600,145
5.750%, 01/24/22	2,000,000	2,248,430
6.750%, 10/01/37	495,000	611,249
HSBC Holdings plc 4.000%, 03/30/22	1,770,000	1,830,796
4.375%, 11/23/26	620,000	624,603
4.875%, 01/14/22	1,555,000	1,678,682
ING Bank NV 2.750%, 03/22/21 (144A)	1,070,000	1,074,587
JPMorgan Chase & Co. 2.950%, 10/01/26	1,060,000	1,011,757
3.875%, 09/10/24	5,620,000	5,686,524
JPMorgan Chase Bank N.A. 1.650%, 09/23/19	1,770,000	1,752,394
Lloyds Banking Group plc 3.100%, 07/06/21 (b)	1,120,000	1,135,055
M&T Bank Corp. 5.125%, 11/01/26 (a)	2,115,000	2,046,262
Morgan Stanley 2.500%, 04/21/21	510,000	504,455
2.625%, 11/17/21	2,430,000	2,400,748
3.125%, 07/27/26	1,863,000	1,779,865
3.750%, 02/25/23	1,140,000	1,170,944
3.875%, 01/27/26	1,602,000	1,618,190
5.450%, 01/09/17	1,870,000	1,870,920
5.500%, 01/26/20	755,000	818,520
PNC Bank N.A. 1.850%, 07/20/18	1,160,000	1,162,014
2.550%, 12/09/21	1,650,000	1,648,965
3.250%, 06/01/25	1,290,000	1,287,733
Regions Bank 2.250%, 09/14/18	545,000	546,789
Royal Bank of Scotland Group plc 3.875%, 09/12/23	2,415,000	2,319,018
Santander UK plc 1.780%, 08/24/18 (a)	1,500,000	1,502,493

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Standard Chartered plc 1.700%, 04/17/18 (144A)	1,585,000	$1,573,588
2.100%, 08/19/19 (144A)	1,585,000	1,566,888
SunTrust Banks, Inc. 2.700%, 01/27/22	1,690,000	1,690,718
U.S. Bancorp 5.125%, 01/15/21 (a)	2,039,000	2,079,780
UBS AG 1.697%, 03/26/18 (a)	1,960,000	1,966,519
UBS Group Funding Jersey, Ltd. 3.000%, 04/15/21 (144A)	2,240,000	2,241,180
Wells Fargo & Co. 3.000%, 10/23/26	2,925,000	2,785,761
4.750%, 12/07/46	2,330,000	2,364,614

		113,784,766

Beverages—0.9%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	4,590,000	4,671,390
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	915,000	822,945
Molson Coors Brewing Co. 3.000%, 07/15/26	830,000	784,609
PepsiCo, Inc. 4.450%, 04/14/46	3,925,000	4,180,431

		10,459,375

Biotechnology—0.4%
Amgen, Inc. 1.850%, 08/19/21 (b)	299,000	287,523
3.875%, 11/15/21	955,000	999,710
4.500%, 03/15/20	900,000	958,811
5.750%, 03/15/40	605,000	680,462
Gilead Sciences, Inc. 4.500%, 04/01/21	1,180,000	1,271,252

		4,197,758

Building Materials—0.1%
Johnson Controls International plc 3.750%, 12/01/21	660,000	683,112

Chemicals—0.1%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 2.450%, 05/01/20 (144A)	500,000	496,541
Mosaic Co. (The) 4.250%, 11/15/23 (b)	900,000	907,507

		1,404,048

Commercial Services—0.2%
Ecolab, Inc. 2.700%, 11/01/26	1,916,000	1,824,260

Commercial Services—(Continued)
S&P Global, Inc. 2.500%, 08/15/18	465,000	468,883

		2,293,143

Computers—0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.450%, 06/15/23 (144A)	1,760,000	1,866,901
International Business Machines Corp. 7.625%, 10/15/18	1,785,000	1,970,715

		3,837,616

Diversified Financial Services—0.9%
American Express Credit Corp. 1.212%, 06/05/17 (a)	1,400,000	1,401,091
Capital One Bank USA N.A. 1.300%, 06/05/17	740,000	739,474
GE Capital International Funding Co. 3.373%, 11/15/25	2,158,000	2,193,771
HSBC Finance Corp. 6.676%, 01/15/21	1,220,000	1,371,330
Visa, Inc. 4.300%, 12/14/45	4,045,000	4,269,554

		9,975,220

Electric—0.9%
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	449,080
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	577,248
Duke Energy Corp. 1.800%, 09/01/21	289,000	278,394
Duke Energy Florida LLC 6.400%, 06/15/38	1,925,000	2,538,151
Duke Energy Ohio, Inc. 3.700%, 06/15/46	660,000	623,903
Electricite de France S.A. 6.500%, 01/26/19 (144A)	180,000	195,828
Georgia Power Co. 1.950%, 12/01/18	960,000	963,895
4.300%, 03/15/42 (b)	545,000	551,507
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	696,881
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,175,431
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	1,092,488
5.500%, 03/15/40	335,000	402,916
Southern Power Co. 5.250%, 07/15/43	670,000	674,478

		10,220,200

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.1%
Fortive Corp. 3.150%, 06/15/26 (144A)	870,000	$857,354
Honeywell International, Inc. 2.500%, 11/01/26	715,000	676,776

		1,534,130

Engineering & Construction—0.2%
Sydney Airport Finance Co. Pty, Ltd. 3.625%, 04/28/26 (144A)	1,825,000	1,794,477

Environmental Control—0.0%
Republic Services, Inc. 5.250%, 11/15/21	415,000	461,403

Food—0.7%
Kraft Heinz Foods Co. 4.375%, 06/01/46	2,930,000	2,757,068
Kroger Co. (The) 2.600%, 02/01/21	1,404,000	1,401,116
5.000%, 04/15/42	260,000	274,438
Mondelez International Holdings Netherlands B.V. 1.625%, 10/28/19 (144A)	3,315,000	3,249,668

		7,682,290

Forest Products & Paper—0.2%
International Paper Co. 4.400%, 08/15/47	950,000	897,763
4.800%, 06/15/44	270,000	268,178
5.150%, 05/15/46	1,560,000	1,626,876

		2,792,817

Gas—0.1%
Nisource Finance Corp. 4.800%, 02/15/44	230,000	242,143
6.125%, 03/01/22	830,000	957,211

		1,199,354

Healthcare-Products—0.7%
Abbott Laboratories 4.750%, 11/30/36	3,690,000	3,751,335
Becton Dickinson & Co. 3.734%, 12/15/24	924,000	944,903
Boston Scientific Corp. 2.650%, 10/01/18	940,000	950,309
Medtronic, Inc. 4.625%, 03/15/45	2,431,000	2,628,934

		8,275,481

Healthcare-Services—0.2%
Humana, Inc. 7.200%, 06/15/18	95,000	102,119
UnitedHealth Group, Inc. 1.700%, 02/15/19	2,435,000	2,427,680

		2,529,799

Housewares—0.4%
Newell Brands, Inc. 3.850%, 04/01/23	4,991,000	5,177,199

Insurance—1.3%
Aflac, Inc. 4.000%, 10/15/46	930,000	881,301
American International Group, Inc. 3.300%, 03/01/21	496,000	508,044
4.375%, 01/15/55	670,000	613,836
6.400%, 12/15/20	1,150,000	1,309,372
Arch Capital Finance LLC 5.031%, 12/15/46	1,280,000	1,341,934
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	447,420
Berkshire Hathaway, Inc. 2.750%, 03/15/23	1,010,000	1,006,208
Hartford Financial Services Group, Inc. (The) 6.625%, 03/30/40	945,000	1,166,183
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	130,556
Lincoln National Corp. 3.625%, 12/12/26	885,000	882,940
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	720,000	782,630
Prudential Financial, Inc. 5.100%, 08/15/43	3,760,000	4,068,595
5.800%, 11/16/41	1,105,000	1,298,400
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	415,000	405,272

		14,842,691

Machinery-Diversified—0.1%
Roper Technologies, Inc. 2.800%, 12/15/21	705,000	704,663

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	1,975,000	2,283,256
Viacom, Inc. 5.850%, 09/01/43	1,140,000	1,117,201

		3,400,457

Mining—0.4%
Barrick North America Finance LLC 5.750%, 05/01/43	330,000	346,876
BHP Billiton Finance USA, Ltd. 3.850%, 09/30/23 (b)	580,000	613,837
5.000%, 09/30/43	585,000	653,422
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (b)	760,000	697,300
Glencore Funding LLC 4.125%, 05/30/23 (144A)	1,225,000	1,232,766

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Rio Tinto Finance USA plc 3.500%, 03/22/22	530,000	$548,248
Rio Tinto Finance USA, Ltd. 4.125%, 05/20/21	400,000	425,354

		4,517,803

Miscellaneous Manufacturing—0.1%
General Electric Co. 3.100%, 01/09/23	935,000	947,601
5.300%, 02/11/21	400,000	443,623

		1,391,224

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18	1,215,000	1,219,194

Oil & Gas—2.3%
Anadarko Petroleum Corp. 4.500%, 07/15/44	1,030,000	967,738
4.850%, 03/15/21 (b)	485,000	520,035
5.550%, 03/15/26 (b)	1,244,000	1,392,359
Continental Resources, Inc. 5.000%, 09/15/22 (b)	900,000	908,451
Devon Energy Corp. 3.250%, 05/15/22 (b)	3,265,000	3,244,284
EOG Resources, Inc. 2.625%, 03/15/23	521,000	505,065
EQT Corp. 4.875%, 11/15/21	1,000,000	1,067,391
Marathon Petroleum Corp. 5.125%, 03/01/21	830,000	906,083
Nabors Industries, Inc. 4.625%, 09/15/21	467,000	474,715
5.000%, 09/15/20	370,000	380,175
5.500%, 01/15/23 (144A)	150,000	156,188
Noble Energy, Inc. 4.150%, 12/15/21	1,615,000	1,680,710
6.000%, 03/01/41	350,000	388,612
Phillips 66 4.300%, 04/01/22	525,000	563,701
Shell International Finance B.V. 1.303%, 09/12/19 (a)	4,450,000	4,451,308
4.000%, 05/10/46	1,430,000	1,367,450
Statoil ASA 3.700%, 03/01/24 (b)	1,920,000	2,009,641
Suncor Energy, Inc. 3.600%, 12/01/24	3,315,000	3,396,993
Valero Energy Corp. 3.400%, 09/15/26	155,000	148,492
6.625%, 06/15/37	905,000	1,059,179
9.375%, 03/15/19	343,000	394,999

		25,983,569

Pharmaceuticals—1.0%
AmerisourceBergen Corp. 4.250%, 03/01/45	560,000	536,219
EMD Finance LLC 2.400%, 03/19/20 (144A)	1,935,000	1,923,562
2.950%, 03/19/22 (144A)	1,168,000	1,163,046
Mead Johnson Nutrition Co. 3.000%, 11/15/20	1,935,000	1,959,242
Pfizer, Inc. 4.000%, 12/15/36	3,320,000	3,401,503
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	3,255,000	3,144,288

		12,127,860

Pipelines—1.6%
Enbridge, Inc. 5.500%, 12/01/46	2,000,000	2,140,040
6.000%, 01/15/77 (a)	3,045,000	3,037,388
Energy Transfer Partners L.P. 4.050%, 03/15/25	682,000	675,117
4.150%, 10/01/20	1,575,000	1,630,977
5.150%, 02/01/43	1,200,000	1,118,235
Enterprise Products Operating LLC 6.450%, 09/01/40	1,300,000	1,545,236
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	457,782	450,915
ONEOK Partners L.P. 3.375%, 10/01/22	1,379,000	1,384,756
6.125%, 02/01/41	550,000	604,943
8.625%, 03/01/19	145,000	163,563
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	914,000	919,044
4.300%, 01/31/43	305,000	252,696
4.900%, 02/15/45	2,020,000	1,866,106
Transcanada Trust 5.875%, 08/15/76 (a)	845,000	878,800
Valero Energy Partners L.P. 4.375%, 12/15/26	500,000	504,481
Williams Partners L.P. 3.350%, 08/15/22	420,000	413,449
4.000%, 09/15/25	600,000	593,267
5.400%, 03/04/44	555,000	537,873

		18,716,886

Real Estate—0.0%
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	447,965

Real Estate Investment Trusts—1.3%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	410,000	416,240
4.500%, 07/30/29	540,000	540,303

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
American Tower Corp. 2.800%, 06/01/20	1,300,000	$1,300,689
3.375%, 10/15/26	3,800,000	3,597,426
3.400%, 02/15/19	1,335,000	1,364,302
Crown Castle International Corp. 3.400%, 02/15/21	1,930,000	1,958,470
3.700%, 06/15/26	695,000	682,164
Digital Realty Trust L.P. 3.400%, 10/01/20	705,000	717,135
3.625%, 10/01/22	295,000	297,711
3.950%, 07/01/22	945,000	971,069
ERP Operating L.P. 4.625%, 12/15/21	562,000	610,448
Ventas Realty L.P. 3.125%, 06/15/23	475,000	466,290
3.500%, 02/01/25	1,740,000	1,713,075

		14,635,322

Retail—1.3%
CVS Health Corp. 2.250%, 12/05/18	2,445,000	2,466,430
5.125%, 07/20/45	1,780,000	1,983,716
Home Depot, Inc. (The) 4.250%, 04/01/46	350,000	367,451
4.400%, 04/01/21	700,000	759,009
5.950%, 04/01/41	990,000	1,258,556
McDonald’s Corp. 3.500%, 07/15/20	466,000	484,559
4.875%, 12/09/45	2,394,000	2,564,151
Target Corp. 3.625%, 04/15/46 (b)	3,000,000	2,787,627
Wal-Mart Stores, Inc. 3.625%, 07/08/20	1,480,000	1,564,498
Walgreens Boots Alliance, Inc. 1.750%, 05/30/18 (b)	820,000	820,819

		15,056,816

Semiconductors—0.1%
Analog Devices, Inc. 3.125%, 12/05/23	1,000,000	999,918

Software—0.2%
Fidelity National Information Services, Inc. 2.250%, 08/15/21	1,895,000	1,847,676

Telecommunications—1.5%
AT&T, Inc. 5.150%, 03/15/42	6,640,000	6,614,582
Deutsche Telekom International Finance B.V. 1.443%, 09/19/19 (144A) (a)	3,855,000	3,850,251
Verizon Communications, Inc. 4.672%, 03/15/55	1,583,000	1,486,611
5.012%, 08/21/54	1,704,000	1,695,074

Telecommunications—(Continued)
Verizon Communications, Inc. 6.550%, 09/15/43	3,020,000	3,771,911

		17,418,429

Transportation—0.3%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	1,295,000	1,350,172
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	457,638
Union Pacific Corp. 3.646%, 02/15/24	360,000	375,831
3.799%, 10/01/51	835,000	779,446

		2,963,087

Total Corporate Bonds & Notes (Cost $334,533,179)		334,643,504

Common Stocks—26.8%

Aerospace & Defense—0.3%
Boeing Co. (The)	7,400	1,152,032
HEICO Corp.	1,500	115,725
Huntington Ingalls Industries, Inc.	6,900	1,270,911
Lockheed Martin Corp.	1,400	349,916
Senior plc	39,170	93,374
United Technologies Corp.	300	32,886

		3,014,844

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	5,913	433,187
Cia de Distribucion Integral Logista Holdings S.A.	7,202	166,727
Expeditors International of Washington, Inc.	8,400	444,864
Oesterreichische Post AG (c)	3,099	104,015
Royal Mail plc	52,811	300,484

		1,449,277

Airlines—0.1%
Alaska Air Group, Inc. (b)	3,900	346,047
Dart Group plc	13,800	84,061
Delta Air Lines, Inc.	6,600	324,654
Japan Airlines Co., Ltd.	7,700	224,695

		979,457

Auto Components—0.4%
Autoliv, Inc. (b)	2,900	328,135
BorgWarner, Inc.	6,600	260,304
Bridgestone Corp.	16,000	575,554
Cie Automotive S.A.	4,611	89,843
Cie Generale des Etablissements Michelin	3,433	381,848
Continental AG	1,224	238,269

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Auto Components—(Continued)
Cooper Tire & Rubber Co.	2,700	$104,895
Delphi Automotive plc	7,700	518,595
Denso Corp.	6,300	272,153
Gentex Corp.	6,900	135,861
HI-LEX Corp.	1,900	47,853
Keihin Corp.	3,700	64,673
Linamar Corp.	3,000	128,902
Magna International, Inc.	10,300	447,242
NHK Spring Co., Ltd.	10,500	99,676
NOK Corp.	4,000	80,790
Plastic Omnium S.A.	3,485	111,229
Sumitomo Electric Industries, Ltd.	4,000	57,434
Sumitomo Rubber Industries, Ltd.	9,700	153,443
Toyota Boshoku Corp.	2,600	59,616
Toyota Industries Corp.	3,500	166,222
TS Tech Co., Ltd.	2,800	71,898
Valeo S.A.	3,825	219,783

		4,614,218

Automobiles—0.3%
Fuji Heavy Industries, Ltd.	17,900	728,105
Honda Motor Co., Ltd.	18,200	529,860
Isuzu Motors, Ltd.	6,400	80,795
Mazda Motor Corp.	10,600	172,172
Peugeot S.A. (c)	14,312	233,317
Renault S.A.	3,154	280,447
Suzuki Motor Corp.	11,800	414,214
Toyota Motor Corp.	10,500	612,984

		3,051,894

Banks—2.0%
Aichi Bank, Ltd. (The)	600	33,598
Aozora Bank, Ltd.	76,000	268,824
Awa Bank, Ltd. (The)	17,000	104,122
Banco Popular Espanol S.A. (b)	72,875	70,382
Bank Hapoalim B.M.	66,604	395,378
Bank Leumi Le-Israel B.M. (c)	57,750	237,333
Bank of America Corp.	103,400	2,285,140
Bank of Ireland (c)	549,229	135,074
Bank of Kyoto, Ltd. (The)	50,000	370,175
Barclays plc	598,321	1,643,570
BB&T Corp.	1,500	70,530
BNP Paribas S.A.	13,786	878,188
BOC Hong Kong Holdings, Ltd.	132,500	474,375
Chiba Bank, Ltd. (The)	37,000	226,152
Citigroup, Inc.	46,200	2,745,666
Commerzbank AG	11,959	91,209
Dah Sing Banking Group, Ltd.	20,000	36,680
Glacier Bancorp, Inc.	3,200	115,936
Hachijuni Bank, Ltd. (The)	32,000	185,038
Hang Seng Bank, Ltd.	16,700	309,512
HSBC Holdings plc	222,697	1,800,645
HSBC Holdings plc (Hong Kong Listed Shares)	44,800	359,899
Hyakugo Bank, Ltd. (The)	18,000	72,931
Iyo Bank, Ltd. (The)	42,200	290,333
Japan Post Bank Co., Ltd.	13,700	164,139
JPMorgan Chase & Co.	35,400	3,054,666
KB Financial Group, Inc.	4,550	160,765
Lloyds Banking Group plc	302,629	232,731
Mediobanca S.p.A.	77,939	636,107
Mitsubishi UFJ Financial Group, Inc.	34,700	213,334
OFG Bancorp	5,300	69,430
Regions Financial Corp.	23,700	340,332
Royal Bank of Scotland Group plc (c)	170,409	470,657
San-In Godo Bank, Ltd. (The)	13,200	109,793
Shinsei Bank, Ltd.	152,000	255,634
Shizuoka Bank, Ltd. (The)	37,000	309,950
Societe Generale S.A.	14,361	704,991
Standard Chartered plc (c)	93,861	768,757
Sumitomo Mitsui Financial Group, Inc.	17,900	678,590
Wells Fargo & Co.	35,400	1,950,894
Yamanashi Chuo Bank, Ltd. (The)	7,000	33,279

		23,354,739

Beverages—0.6%
Coca-Cola Amatil, Ltd.	78,716	574,055
Coca-Cola Co. (The)	54,700	2,267,862
Diageo plc	37,993	982,920
Dr Pepper Snapple Group, Inc.	8,700	788,829
PepsiCo, Inc.	21,700	2,270,471

		6,884,137

Biotechnology—0.6%
AbbVie, Inc.	26,058	1,631,752
Abcam plc	9,019	85,193
Adverum Biotechnologies, Inc. (b) (c)	5,057	14,665
Amgen, Inc.	16,660	2,435,859
Biogen, Inc. (c)	100	28,358
Celgene Corp. (c)	2,900	335,675
CSL, Ltd.	5,387	389,158
Gilead Sciences, Inc.	19,400	1,389,234
United Therapeutics Corp. (b) (c)	3,400	487,662

		6,797,556

Building Products—0.0%
Aica Kogyo Co., Ltd.	10,900	287,053
Sekisui Jushi Corp.	3,000	47,294

		334,347

Capital Markets—0.7%
Affiliated Managers Group, Inc. (c)	200	29,060
Artisan Partners Asset Management, Inc. - Class A	2,900	86,275
Ashmore Group plc	48,203	168,196
ASX, Ltd.	6,114	218,991
Azimut Holding S.p.A.	8,845	147,319
CI Financial Corp.	14,600	313,933
Close Brothers Group plc	8,501	150,859
Credit Suisse Group AG (c)	48,728	695,788
Daiwa Securities Group, Inc.	33,000	202,721
Deutsche Bank AG (c)	19,261	348,563
Euronext NV	4,254	175,452

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
FactSet Research Systems, Inc.	1,000	$163,430
Federated Investors, Inc. - Class B	7,700	217,756
Franklin Resources, Inc.	13,000	514,540
Goldman Sachs Group, Inc. (The)	2,990	715,956
IG Group Holdings plc	11,982	72,838
Jupiter Fund Management plc	16,271	88,664
Macquarie Group, Ltd.	12,616	795,254
Moelis & Co. - Class A	3,400	115,260
Morgan Stanley	27,800	1,174,550
Nomura Holdings, Inc.	68,400	403,189
T. Rowe Price Group, Inc.	6,900	519,294
UBS Group AG	68,623	1,074,288
Waddell & Reed Financial, Inc. - Class A (b)	6,000	117,060

		8,509,236

Chemicals—0.8%
AdvanSix, Inc. (c)	200	4,428
Arakawa Chemical Industries, Ltd.	2,500	39,818
Asahi Kasei Corp.	49,000	426,598
BASF SE	14,806	1,380,821
Covestro AG	13,179	906,629
Daicel Corp.	27,900	306,200
Dow Chemical Co. (The)	21,600	1,235,952
Eastman Chemical Co.	3,300	248,193
Fujimori Kogyo Co., Ltd.	1,600	39,806
Hexpol AB	28,569	264,122
Hitachi Chemical Co., Ltd.	9,400	234,569
JSR Corp.	15,900	250,175
Kuraray Co., Ltd.	6,900	103,251
LG Chem, Ltd.	372	80,214
Lintec Corp.	2,800	61,036
LyondellBasell Industries NV - Class A	17,900	1,535,462
Mosaic Co. (The)	9,000	263,970
Nippon Shokubai Co., Ltd.	1,700	105,863
Novozymes A/S - B Shares	4,018	138,286
Potash Corp. of Saskatchewan, Inc.	3,700	66,937
Shikoku Chemicals Corp.	2,000	18,147
Shin-Etsu Polymer Co., Ltd.	10,200	79,538
Sumitomo Chemical Co., Ltd.	29,000	137,207
Sumitomo Seika Chemicals Co., Ltd.	1,300	50,847
Terra Nitrogen Co. L.P.	1,800	184,878
Toagosei Co., Ltd.	12,000	117,908
Tosoh Corp.	22,000	155,303
Yara International ASA	10,792	424,970

		8,861,128

Commercial Services & Supplies—0.1%
Cabcharge Australia, Ltd.	2,996	8,399
Deluxe Corp.	7,900	565,719
Intrum Justitia AB	10,795	364,164
Knoll, Inc.	5,800	161,994
Mitie Group plc	46,671	129,013
Pitney Bowes, Inc.	12,200	185,318
Transcontinental, Inc. - Class A (b)	6,600	109,078

		1,523,685

Communications Equipment—0.3%
Cisco Systems, Inc.	92,000	2,780,240
Telefonaktiebolaget LM Ericsson - B Shares	30,020	175,004

		2,955,244

Construction & Engineering—0.1%
Arcadis NV (b)	4,114	57,642
Boskalis Westminster	5,869	203,520
Burkhalter Holding AG	638	85,952
Maeda Road Construction Co., Ltd.	4,000	66,800
Monadelphous Group, Ltd.	7,954	64,200
Nichireki Co., Ltd.	2,000	15,733
Nippo Corp.	5,000	93,190
Taisei Corp.	17,000	118,825
Tokyu Construction Co., Ltd.	4,400	35,408
Toshiba Plant Systems & Services Corp.	3,900	51,276

		792,546

Construction Materials—0.1%
Adelaide Brighton, Ltd.	33,398	130,632
Imerys S.A.	4,913	372,257
Siam Cement PCL (The) (NVDR)	16,800	232,293

		735,182

Consumer Finance—0.2%
Ally Financial, Inc.	16,200	308,124
American Express Co.	12,500	926,000
Capital One Financial Corp.	8,500	741,540
Credit Acceptance Corp. (b) (c)	644	140,076
Discover Financial Services	8,300	598,347

		2,714,087

Containers & Packaging—0.1%
Bemis Co., Inc.	6,600	315,612
Packaging Corp. of America	7,000	593,740
Sonoco Products Co.	15,101	795,823

		1,705,175

Distributors—0.0%
Genuine Parts Co.	4,200	401,268

Diversified Consumer Services—0.0%
H&R Block, Inc. (b)	6,100	140,239

Diversified Financial Services—0.2%
Banca Mediolanum S.p.A.	30,370	218,151
Berkshire Hathaway, Inc. - Class B (c)	4,600	749,708
Investor AB - B Shares	9,399	351,238
ORIX Corp.	32,500	503,507
Voya Financial, Inc.	13,600	533,392

		2,355,996

Diversified Telecommunication Services—0.7%
AT&T, Inc. (b)	42,048	1,788,301
BCE, Inc.	12,600	544,578
Chunghwa Telecom Co., Ltd.	55,000	173,516

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
HKT Trust & HKT, Ltd.	186,000	$227,398
Nippon Telegraph & Telephone Corp.	14,800	622,130
Proximus	15,448	444,796
Singapore Telecommunications, Ltd.	321,600	805,620
Telenor ASA	39,823	593,745
Telia Co. AB	59,686	240,112
Telstra Corp., Ltd.	413,014	1,517,921
Verizon Communications, Inc.	12,500	667,250
Verizon Communications, Inc. (London Listed Shares)	10,693	570,792

		8,196,159

Electric Utilities—0.2%
Avangrid, Inc.	2,400	90,912
CEZ A/S	16,869	282,231
CLP Holdings, Ltd.	64,000	584,785
Enel S.p.A.	179,232	788,732
Enersis Americas S.A. (ADR)	24,600	201,966
PGE Polska Grupa Energetyczna S.A.	24,670	61,546
Transmissora Alianca de Energia Eletrica S.A.	7,100	45,121

		2,055,293

Electrical Equipment—0.4%
ABB, Ltd. (c)	84,245	1,773,473
AMETEK, Inc. (b)	10,400	505,440
Eaton Corp. plc	11,800	791,662
Emerson Electric Co.	26,500	1,477,375
Mitsubishi Electric Corp.	25,000	347,540
Nitto Kogyo Corp.	2,600	35,393

		4,930,883

Electronic Equipment, Instruments & Components—0.0%
Flytech Technology Co., Ltd.	15,008	43,716
Nippon Electric Glass Co., Ltd.	15,000	80,928

		124,644

Energy Equipment & Services—0.2%
Aker Solutions ASA (c)	27,444	131,329
Atwood Oceanics, Inc. (b)	20,200	265,226
CARBO Ceramics, Inc. (b) (c)	9,500	99,370
Diamond Offshore Drilling, Inc. (b) (c)	8,400	148,680
Exterran Corp. (c)	4,000	95,600
John Wood Group plc	25,271	272,095
Oceaneering International, Inc.	4,300	121,303
Rowan Cos. plc - Class A (b) (c)	14,100	266,349
Schlumberger, Ltd.	7,900	663,205
Subsea 7 S.A. (c)	24,256	306,607
Tecnicas Reunidas S.A.	3,517	143,893
Unit Corp. (c)	8,600	231,082

		2,744,739

Equity Real Estate Investment Trusts—0.3%
American Tower Corp.	1,900	200,792
Boardwalk Real Estate Investment Trust	3,600	130,444
BWP Trust	82,000	176,683
Canadian Real Estate Investment Trust	2,900	100,004
CapitaLand Commercial Trust, Ltd.	151,900	154,380
CapitaLand Mall Trust	190,400	246,853
Charter Hall Group	68,561	235,127
Chesapeake Lodging Trust	5,380	139,127
Hansteen Holdings plc	59,597	83,300
LaSalle Hotel Properties	6,100	185,867
Link REIT	52,000	335,789
Mapletree Greater China Commercial Trust	227,300	148,723
Mapletree Industrial Trust	127,000	144,131
Pebblebrook Hotel Trust	3,400	101,150
Public Storage	1,800	402,300
Quality Care Properties, Inc. (c)	1,600	24,800
RioCan Real Estate Investment Trust	16,800	333,210
RLJ Lodging Trust	6,100	149,389
Urstadt Biddle Properties, Inc. - Class A	3,800	91,618

		3,383,687

Food & Staples Retailing—0.4%
Axfood AB	22,628	355,308
Create SD Holdings Co., Ltd.	4,600	98,370
Lawson, Inc.	14,400	1,010,891
Metro, Inc.	7,700	230,315
North West Co., Inc. (The)	2,900	59,441
Wal-Mart Stores, Inc.	33,100	2,287,872
Walgreens Boots Alliance, Inc.	6,400	529,664

		4,571,861

Food Products—0.6%
Archer-Daniels-Midland Co.	13,400	611,710
Campbell Soup Co.	11,300	683,311
Flowers Foods, Inc. (b)	15,600	311,532
General Mills, Inc.	23,800	1,470,126
Nestle S.A.	44,124	3,164,842
Viscofan S.A.	6,548	322,845

		6,564,366

Gas Utilities—0.1%
Gas Natural SDG S.A.	21,524	405,480
Osaka Gas Co., Ltd.	49,000	188,211
Shizuoka Gas Co., Ltd.	4,900	34,444
Tokyo Gas Co., Ltd.	42,000	189,597

		817,732

Health Care Equipment & Supplies—0.3%
C.R. Bard, Inc.	1,000	224,660
Coloplast A/S - Class B	5,832	392,449
IDEXX Laboratories, Inc. (c)	1,400	164,178
Medtronic plc	20,800	1,481,584
ResMed, Inc. (b)	9,142	567,261
Stryker Corp.	3,900	467,259
Sysmex Corp.	2,300	132,947

		3,430,338

Health Care Providers & Services—0.7%
Aetna, Inc.	7,989	990,716

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Chemed Corp.	1,200	$192,492
Express Scripts Holding Co. (b) (c)	25,900	1,781,661
McKesson Corp.	6,900	969,105
MEDNAX, Inc. (b) (c)	5,000	333,300
Molina Healthcare, Inc. (c)	1,900	103,094
Quest Diagnostics, Inc.	9,208	846,215
UnitedHealth Group, Inc.	13,800	2,208,552
Universal Health Services, Inc. - Class B	5,900	627,642
VCA, Inc. (c)	1,800	123,570

		8,176,347

Health Care Technology—0.0%
AGFA-Gevaert NV (c)	26,049	100,548
Cerner Corp. (c)	7,700	364,749
M3, Inc.	3,500	88,099

		553,396

Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc. (b)	3,400	168,402
Darden Restaurants, Inc.	7,600	552,672
Flight Centre Travel Group, Ltd.	5,760	129,601
Kangwon Land, Inc.	5,145	152,265
McDonald’s Corp.	8,800	1,071,136
OPAP S.A.	5,987	52,939
Restaurant Group plc (The)	26,247	104,578
Starbucks Corp.	2,800	155,456
William Hill plc	53,012	188,942
Yum! Brands, Inc.	6,600	417,978

		2,993,969

Household Durables—0.1%
Garmin, Ltd. (b)	14,700	712,803
Leggett & Platt, Inc.	6,000	293,280
Nikon Corp.	8,900	137,883
Token Corp.	300	21,213
Tupperware Brands Corp.	7,951	418,382

		1,583,561

Household Products—0.5%
Church & Dwight Co., Inc.	4,700	207,693
Colgate-Palmolive Co.	1,000	65,440
Energizer Holdings, Inc.	2,800	124,908
Kimberly-Clark Corp.	13,900	1,586,268
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	61,400	110,569
Procter & Gamble Co. (The)	35,700	3,001,656
Reckitt Benckiser Group plc	1,283	108,458

		5,204,992

Independent Power and Renewable Electricity Producers—0.0%
Capital Power Corp.	3,200	55,365
Engie Brasil Energia S.A.	21,000	225,196

		280,561

Industrial Conglomerates—0.4%
3M Co.	7,800	1,392,846
Carlisle Cos., Inc.	1,400	154,406
General Electric Co.	43,600	1,377,760
Honeywell International, Inc.	6,100	706,685
Hopewell Holdings, Ltd.	26,500	91,223
Siemens AG	8,666	1,065,241
TOKAI Holdings Corp. (b)	9,500	66,260

		4,854,421

Insurance—1.2%
Admiral Group plc	20,647	462,988
Aegon NV	28,089	154,463
Aflac, Inc.	15,300	1,064,880
American Equity Investment Life Holding Co.	5,200	117,208
American Financial Group, Inc.	5,800	511,096
Assured Guaranty, Ltd.	12,000	453,240
AXA S.A.	36,221	913,998
Axis Capital Holdings, Ltd.	5,000	326,350
Beazley plc	28,226	134,613
Chesnara plc	7,256	32,628
CNO Financial Group, Inc.	8,800	168,520
Euler Hermes Group	2,169	190,626
Everest Re Group, Ltd.	3,200	692,480
FBL Financial Group, Inc. - Class A	2,196	171,617
Federated National Holding Co.	286	5,345
First American Financial Corp.	3,400	124,542
Grupo Catalana Occidente S.A.	8,413	275,397
HCI Group, Inc. (b)	2,200	86,856
Japan Post Holdings Co., Ltd.	10,700	133,339
Legal & General Group plc	278,206	847,353
Lincoln National Corp.	9,200	609,684
Muenchener Rueckversicherungs-Gesellschaft AG	3,426	647,967
National Western Life Group, Inc. - Class A	400	124,320
NN Group NV	7,780	263,452
Novae Group plc	7,497	63,520
Principal Financial Group, Inc.	14,600	844,756
Prudential plc	11,887	237,100
RenaissanceRe Holdings, Ltd.	4,100	558,502
Sampo Oyj - A Shares	18,843	842,607
Sony Financial Holdings, Inc.	28,289	438,477
Swiss Re AG	10,571	1,001,507
T&D Holdings, Inc.	15,400	202,789
United Insurance Holdings Corp.	3,500	52,990
Universal Insurance Holdings, Inc. (b)	7,759	220,356
Validus Holdings, Ltd.	15,600	858,156

		13,833,722

Internet & Direct Marketing Retail—0.3%
Amazon.com, Inc. (c)	3,400	2,549,558
PetMed Express, Inc. (b)	6,600	152,262
Priceline Group, Inc. (The) (c)	200	293,212
Trade Me Group, Ltd.	27,245	94,599

		3,089,631

Internet Software & Services—0.8%
Alphabet, Inc. - Class A (c)	2,900	2,298,105

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Alphabet, Inc. - Class C (c)	2,860	$2,207,405
carsales.com, Ltd.	36,120	295,334
eBay, Inc. (c)	35,600	1,056,964
F@N Communications, Inc.	8,600	54,442
Facebook, Inc. - Class A (c)	21,400	2,462,070
j2 Global, Inc.	5,746	470,023
Mixi, Inc.	1,700	61,924
Yahoo Japan Corp.	88,300	338,859

		9,245,126

IT Services—0.8%
Accenture plc - Class A	2,000	234,260
Alliance Data Systems Corp.	1,300	297,050
Amdocs, Ltd.	11,503	670,050
CGI Group, Inc. - Class A (c)	13,400	643,128
CSG Systems International, Inc.	2,100	101,640
FleetCor Technologies, Inc. (c)	600	84,912
Future Corp.	5,100	31,545
Infosys, Ltd. (ADR)	20,600	305,498
International Business Machines Corp.	16,800	2,788,632
Iress, Ltd.	18,987	162,154
Jack Henry & Associates, Inc.	1,700	150,926
Kanematsu Electronics, Ltd.	800	17,118
MasterCard, Inc. - Class A	4,900	505,925
NeuStar, Inc. - Class A (c)	2,200	73,480
Paychex, Inc.	9,300	566,184
PayPal Holdings, Inc. (c)	12,700	501,269
Teradata Corp. (c)	13,000	353,210
Visa, Inc. - Class A (b)	12,000	936,240
Western Union Co. (The) (b)	52,400	1,138,128

		9,561,349

Leisure Products—0.0%
Mattel, Inc.	9,800	269,990

Life Sciences Tools & Services—0.0%
Waters Corp. (c)	1,400	188,146

Machinery—0.6%
Alfa Laval AB	36,672	605,808
Andritz AG	2,623	131,663
Atlas Copco AB - A Shares	10,563	321,089
Cummins, Inc.	11,500	1,571,705
Daiwa Industries, Ltd.	2,000	15,146
Dover Corp.	7,200	539,496
Hillenbrand, Inc.	11,300	433,355
IDEX Corp.	2,429	218,756
IMI plc	50,268	641,042
NSK, Ltd.	17,800	205,303
Parker-Hannifin Corp.	5,300	742,000
SKF AB - B Shares	26,109	479,244
Snap-on, Inc.	2,600	445,302
Yangzijiang Shipbuilding Holdings, Ltd.	172,700	96,637

		6,446,546

Marine—0.1%
Kuehne & Nagel International AG	4,342	573,222

Media—0.5%
Comcast Corp. - Class A	8,000	552,400
Entertainment One, Ltd.	32,156	91,102
Gannett Co., Inc.	9,450	91,760
ITV plc	88,566	224,496
John Wiley & Sons, Inc. - Class A	5,921	322,694
Meredith Corp. (b)	3,400	201,110
Metropole Television S.A.	5,666	105,376
Omnicom Group, Inc.	12,000	1,021,320
Publicis Groupe S.A.	6,959	480,071
REA Group, Ltd.	2,121	84,257
Scripps Networks Interactive, Inc. - Class A (b)	14,500	1,034,865
SKY Network Television, Ltd.	27,790	87,638
Viacom, Inc. - Class B	9,300	326,430
Walt Disney Co. (The)	13,800	1,438,236

		6,061,755

Metals & Mining—0.4%
Alacer Gold Corp. (c)	26,900	44,878
APERAM S.A.	1,936	88,496
Asahi Holdings, Inc.	5,100	88,507
Ausdrill, Ltd. (c)	4,930	4,461
BHP Billiton plc	32,026	506,365
BHP Billiton, Ltd.	43,449	775,563
Centerra Gold, Inc.	14,600	68,398
Cia de Minas Buenaventura SAA (ADR)	4,500	50,760
Dominion Diamond Corp.	7,900	76,549
Eldorado Gold Corp. (c)	39,900	128,379
First Quantum Minerals, Ltd.	16,000	159,088
Goldcorp, Inc.	14,000	190,608
Highland Gold Mining, Ltd.	5,802	9,768
Hitachi Metals, Ltd.	20,700	279,720
IAMGOLD Corp. (b) (c)	10,100	39,041
Iluka Resources, Ltd.	19,777	103,374
KGHM Polska Miedz S.A.	3,843	84,722
Kinross Gold Corp. (c)	33,600	104,855
Koza Altin Isletmeleri A/S (c)	2,462	11,401
MACA, Ltd.	10,971	13,557
MMC Norilsk Nickel PJSC (ADR)	6,172	104,430
Nevsun Resources, Ltd.	8,300	25,655
Newmont Mining Corp.	2,300	78,361
OZ Minerals, Ltd.	29,864	169,369
Primero Mining Corp. (c)	13,600	10,737
Rio Tinto plc	17,029	648,475
Rio Tinto, Ltd.	8,354	359,360
SEMAFO, Inc. (c)	18,600	61,231
Silver Standard Resources, Inc. (c)	9,900	88,556
Teck Resources, Ltd. - Class B	7,400	148,094
Troy Resources, Ltd. (c)	2,277	232
Turquoise Hill Resources, Ltd. (c)	93,100	298,858
Vale S.A.	6,400	48,828
Yamana Gold, Inc.	32,500	91,256
Yamato Kogyo Co., Ltd.	3,600	99,845

		5,061,777

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.0%
ACEA S.p.A.	380	$4,616
Engie S.A.	41,048	522,939

		527,555

Multiline Retail—0.1%
Kohl’s Corp.	4,200	207,396
Lifestyle International Holdings, Ltd.	21,500	27,592
Macy’s, Inc.	7,500	268,575
Marks & Spencer Group plc	34,288	147,632
Next plc	4,035	246,953
Target Corp.	2,500	180,575

		1,078,723

Oil, Gas & Consumable Fuels—1.9%
Athabasca Oil Corp. (b) (c)	111,300	169,936
Baytex Energy Corp. (c)	40,300	196,900
Bonavista Energy Corp.	47,900	171,600
BP plc	97,064	603,106
Cairn Energy plc (c)	17,935	51,971
Cameco Corp. (b)	32,000	334,622
Cardinal Energy, Ltd.	4,610	36,361
Chevron Corp.	23,781	2,799,024
Crescent Point Energy Corp.	20,700	281,365
Crew Energy, Inc. (c)	29,300	163,887
Enbridge Income Fund Holdings, Inc.	8,300	214,941
Exxon Mobil Corp.	47,400	4,278,324
Gener8 Maritime, Inc. (c)	10,700	47,936
Hess Corp.	9,800	610,442
Husky Energy, Inc. (c)	34,700	421,006
Inpex Corp.	41,900	418,316
Japan Petroleum Exploration Co., Ltd.	6,900	152,984
Kelt Exploration, Ltd. (c)	14,300	72,104
Lukoil PJSC (ADR)	4,708	264,213
Magellan Midstream Partners L.P.	3,928	297,075
Marathon Oil Corp.	42,300	732,213
Marathon Petroleum Corp.	10,400	523,640
MEG Energy Corp. (b) (c)	26,600	182,861
Murphy Oil Corp. (b)	6,100	189,893
Nippon Gas Co., Ltd.	3,000	85,859
Occidental Petroleum Corp.	19,500	1,388,985
OMV AG	9,990	351,915
Overseas Shipholding Group, Inc. - Class A	17,500	67,025
Pengrowth Energy Corp. (b) (c)	48,800	70,148
Penn West Petroleum, Ltd. (b) (c)	82,900	146,332
Polskie Gornictwo Naftowe i Gazownictwo S.A.	201,850	271,410
PTT Exploration & Production PCL	18,300	49,186
PTT Exploration & Production PCL (NVDR)	40,800	109,507
Renewable Energy Group, Inc. (b) (c)	8,200	79,540
Repsol S.A.	45,968	646,562
RMP Energy, Inc. (b) (c)	46,700	26,434
Royal Dutch Shell plc - A Shares	9,340	257,361
Royal Dutch Shell plc - B Shares	10,845	309,471
Scorpio Tankers, Inc.	21,600	97,848
Spectra Energy Partners L.P.	3,100	142,104
Statoil ASA	43,740	797,000
Surge Energy, Inc. (b)	69,900	172,323
Teekay Tankers, Ltd. - Class A	38,600	87,236
Tethys Oil AB	6,434	55,447
Total Gabon	33	5,419
Total S.A.	29,497	1,505,755
Valero Energy Corp.	16,000	1,093,120
Woodside Petroleum, Ltd.	13,850	310,845

		21,341,552

Paper & Forest Products—0.1%
Schweitzer-Mauduit International, Inc.	3,200	145,696
UPM-Kymmene Oyj	20,014	490,481

		636,177

Personal Products—0.3%
Edgewell Personal Care Co. (c)	2,000	145,980
Hengan International Group Co., Ltd.	37,000	271,282
Unilever NV	34,146	1,403,387
Unilever plc	20,832	842,657
USANA Health Sciences, Inc. (c)	5,200	318,240

		2,981,546

Pharmaceuticals—2.2%
Astellas Pharma, Inc.	121,000	1,677,205
Bayer AG	17,732	1,849,908
Eli Lilly & Co.	4,400	323,620
Indivior plc	80,242	292,425
Johnson & Johnson	35,800	4,124,518
Kaken Pharmaceutical Co., Ltd.	8,500	450,050
Merck & Co., Inc.	48,600	2,861,082
Novartis AG	35,221	2,561,928
Novo Nordisk A/S - Class B	54,289	1,950,033
Orion Oyj - Class B	5,789	257,654
Pfizer, Inc.	97,000	3,150,560
Recordati S.p.A.	2,996	84,860
Roche Holding AG	11,737	2,674,313
Sanofi	25,718	2,079,966
Taro Pharmaceutical Industries, Ltd. (b) (c)	3,100	326,337
Teva Pharmaceutical Industries, Ltd. (ADR)	18,900	685,125
Zoetis, Inc.	2,900	155,237

		25,504,821

Professional Services—0.3%
Adecco Group AG	3,014	196,782
Capita plc	46,463	304,186
Dun & Bradstreet Corp. (The)	3,300	400,356
Equifax, Inc.	1,900	224,637
Experian plc	30,783	595,842
RELX NV	25,158	422,893
Robert Half International, Inc.	7,200	351,216
Seek, Ltd.	28,451	304,669
SGS S.A.	279	566,587

		3,367,168

Real Estate Management & Development—0.3%
China Overseas Land & Investment, Ltd.	54,000	142,428

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Daito Trust Construction Co., Ltd.	1,100	$165,210
Deutsche Euroshop AG	4,036	164,382
Hang Lung Group, Ltd.	29,000	100,813
Hang Lung Properties, Ltd.	72,000	150,756
Henderson Land Development Co., Ltd.	45,851	242,044
Hongkong Land Holdings, Ltd.	54,200	342,045
Hysan Development Co., Ltd.	43,000	177,272
Kerry Properties, Ltd.	33,500	90,266
Sun Hung Kai Properties, Ltd.	32,000	400,644
Swire Pacific, Ltd. - Class A	19,000	181,369
Swire Properties, Ltd.	59,600	163,312
UOL Group, Ltd.	30,900	127,286
Wharf Holdings, Ltd. (The)	52,000	341,722
Wheelock & Co., Ltd.	47,000	263,826

		3,053,375

Road & Rail—0.2%
Central Japan Railway Co.	9,900	1,626,019
Go-Ahead Group plc	4,645	127,510
Union Pacific Corp.	3,800	393,984
Utoc Corp.	3,700	12,897

		2,160,410

Semiconductors & Semiconductor Equipment—0.7%
Broadcom, Ltd.	1,000	176,770
Intel Corp.	82,600	2,995,902
KLA-Tencor Corp.	6,100	479,948
Kulicke & Soffa Industries, Inc. (c)	3,600	57,420
Maxim Integrated Products, Inc.	8,900	343,273
Melexis NV	3,316	222,105
Novatek Microelectronics Corp.	44,000	144,780
NVIDIA Corp.	1,100	117,414
Phison Electronics Corp.	9,000	71,011
QUALCOMM, Inc.	33,600	2,190,720
Synaptics, Inc. (b) (c)	1,800	96,444
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,800	339,250
Tessera Holding Corp.	716	31,647
Texas Instruments, Inc.	13,900	1,014,283

		8,280,967

Software—1.2%
Activision Blizzard, Inc.	24,900	899,139
CA, Inc. (b)	30,700	975,339
CDK Global, Inc.	2,400	143,256
Check Point Software Technologies, Ltd. (b) (c)	10,500	886,830
Citrix Systems, Inc. (c)	3,700	330,447
Fidessa Group plc	2,388	66,974
GungHo Online Entertainment, Inc. (b)	23,300	49,436
Intuit, Inc.	3,000	343,830
Micro Focus International plc	6,539	175,422
Microsoft Corp.	78,300	4,865,562
Nexon Co., Ltd.	31,100	449,460
Open Text Corp.	11,732	724,550
Oracle Corp.	62,800	2,414,660
Oracle Corp. Japan	6,500	327,090
Playtech plc	44,324	450,795
SAP SE	2,359	206,165
Software AG	3,940	143,263
SRA Holdings	1,600	35,100

		13,487,318

Specialty Retail—0.6%
Bed Bath & Beyond, Inc.	14,700	597,408
Best Buy Co., Inc.	8,200	349,894
Buckle, Inc. (The) (b)	14,405	328,434
Cato Corp. (The) - Class A	3,700	111,296
Dunelm Group plc	11,669	115,606
Foot Locker, Inc.	3,800	269,382
GameStop Corp. - Class A (b)	3,700	93,462
Gap, Inc. (The) (b)	20,600	462,264
Geo Holdings Corp.	3,000	34,909
GNC Holdings, Inc. - Class A (b)	6,400	70,656
Halfords Group plc	20,463	92,109
Hennes & Mauritz AB - B Shares	12,894	357,935
Home Depot, Inc. (The)	8,300	1,112,864
L Brands, Inc.	5,500	362,120
Lowe’s Cos., Inc.	10,400	739,648
Ross Stores, Inc.	5,700	373,920
TJX Cos., Inc. (The)	3,400	255,442
Truworths International, Ltd.	39,059	225,419
Urban Outfitters, Inc. (c)	5,300	150,944
WH Smith plc	9,471	181,399
Williams-Sonoma, Inc. (b)	7,200	348,408

		6,633,519

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	61,600	7,134,512
Brother Industries, Ltd.	15,200	273,341
HP, Inc.	42,700	633,668
Neopost S.A.	2,289	71,583
NetApp, Inc.	10,900	384,443
Samsung Electronics Co., Ltd.	210	310,287
Seiko Epson Corp.	6,200	130,966

		8,938,800

Textiles, Apparel & Luxury Goods—0.2%
Bijou Brigitte AG	106	6,173
Burberry Group plc	16,995	313,263
Christian Dior SE	2,031	425,509
Coach, Inc.	4,710	164,944
Fossil Group, Inc. (b) (c)	3,200	82,752
Hugo Boss AG	4,249	262,180
Michael Kors Holdings, Ltd. (c)	5,100	219,198
Ralph Lauren Corp.	3,400	307,088
Steven Madden, Ltd. (c)	1,894	67,711
Van de Velde NV	570	39,695
VF Corp.	8,500	453,475

		2,341,988

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc. (b)	9,600	240,670

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—0.5%
Altria Group, Inc.	21,300	$1,440,306
British American Tobacco Malaysia Bhd	9,600	95,424
British American Tobacco plc	22,003	1,249,306
Imperial Brands plc	12,069	525,022
KT&G Corp.	2,732	228,354
Philip Morris International, Inc.	19,500	1,784,055
Swedish Match AB	6,425	204,126
Universal Corp.	2,400	153,000

		5,679,593

Trading Companies & Distributors—0.1%
Inaba Denki Sangyo Co., Ltd.	1,300	44,671
ITOCHU Corp.	51,500	682,613
Kanamoto Co., Ltd.	2,400	63,451
Kuroda Electric Co., Ltd.	5,600	110,542

		901,277

Transportation Infrastructure—0.0%
SATS, Ltd.	37,500	125,287
Westshore Terminals Investment Corp. (b)	2,400	46,279

		171,566

Water Utilities—0.0%
Guangdong Investment, Ltd.	178,000	233,617

Wireless Telecommunication Services—0.4%
Advanced Info Service PCL (NVDR)	30,100	123,184
China Mobile, Ltd.	27,500	288,359
KDDI Corp.	69,600	1,757,255
M1, Ltd.	80,700	109,012
MTN Group, Ltd.	16,083	146,904
NTT DoCoMo, Inc.	73,000	1,660,075
SK Telecom Co., Ltd.	985	183,254
Vodacom Group, Ltd.	21,666	239,781

		4,507,824

Total Common Stocks (Cost $289,688,183)		308,040,934

Mutual Funds—5.5%

Investment Company Securities—5.5%
Financial Select Sector SPDR Fund (b)	1,819,626	42,306,305
iShares Core S&P 500 ETF (b)	92,287	20,763,652

Total Mutual Funds (Cost $51,614,766)		63,069,957

U.S. Treasury & Government Agencies—4.1%

U.S. Treasury—4.1%
U.S. Treasury Bonds 2.250%, 08/15/46	360,000	302,695
U.S. Treasury Bonds 2.500%, 02/15/46	1,700,000	1,510,610
2.500%, 05/15/46	6,200,000	5,509,766
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (b) (d)	11,189,201	11,004,389
0.625%, 01/15/24 (b) (d)	10,905,446	11,097,065
U.S. Treasury Notes 1.125%, 09/30/21	1,075,000	1,036,913
1.500%, 08/15/26	895,000	823,156
1.625%, 02/15/26	1,895,000	1,770,641
1.750%, 11/30/21 (b)	4,940,000	4,903,143
2.000%, 11/15/26 (b)	7,309,800	7,033,109
2.125%, 11/30/23	1,630,000	1,619,175

Total U.S. Treasury & Government Agencies (Cost $47,704,500)		46,610,662

Preferred Stocks—0.0%

Automobiles—0.0%
Porsche Automobil Holding SE	2,980	161,997

Banks—0.0%
Itausa - Investimentos Itau S.A.	79,966	202,595

Construction Materials—0.0%
Sto SE & Co. KGaA	207	20,234

Total Preferred Stocks (Cost $403,468)		384,826

Short-Term Investments—30.8%

Repurchase Agreement—30.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $351,276,870 on 01/03/17, collateralized by $354,590,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 1.625%, maturity dates ranging from 04/15/20 - 11/30/20, with a value of $358,305,747.	351,275,699	351,275,699

U.S. Treasury—0.3%
U.S. Treasury Bills 0.423%, 03/30/17 (e)	3,000,000	2,996,424

Total Short-Term Investments (Cost $354,272,608)		354,272,123

Securities Lending Reinvestments (f)—6.0%

Certificates of Deposit—2.4%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (g)	1,500,000	1,499,692

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Barclays New York 0.894%, 02/10/17 (g)	1,500,000	$1,500,485
BNP Paribas New York 1.226%, 08/04/17 (g)	1,250,000	1,250,555
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,000,000	1,000,023
0.950%, 02/02/17	1,000,000	1,000,138
DG Bank New York 0.950%, 01/03/17	250,000	250,002
DZ Bank London 0.990%, 03/01/17	750,000	750,157
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
KBC Brussells 1.050%, 02/07/17	500,000	500,125
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	2,000,000	1,999,808
National Australia Bank London 1.182%, 11/09/17 (g)	3,000,000	2,992,560
National Bank of Canada 0.650%, 01/06/17	4,000,000	4,000,160
Natixis New York 0.900%, 02/17/17	1,000,000	1,000,128
Shizuoka Bank New York 0.840%, 01/03/17	750,000	750,003
Standard Chartered Bank New York 1.150%, 03/21/17	4,000,000	4,000,676
Sumitomo Bank New York 1.215%, 05/05/17 (g)	2,000,000	2,003,332
1.336%, 06/19/17 (g)	1,000,000	999,924
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	249,328	249,820
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (g)	750,000	751,374
UBS, Stamford 1.084%, 05/12/17 (g)	500,000	499,962
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (g)	600,000	600,168

		27,849,092

Commercial Paper—1.7%
Barton Capital Corp. 1.160%, 03/28/17	1,994,200	1,994,808
Den Norske ASA 1.206%, 04/27/17 (g)	300,000	300,016
Erste Abwicklungsanstalt 1.014%, 03/10/17 (g)	2,500,000	2,500,015
LMA Americas LLC 0.710%, 01/06/17	2,497,042	2,499,652
Macquarie Bank, Ltd. 1.160%, 03/20/17	2,991,203	2,992,514
Old Line Funding LLC 1.030%, 03/13/17 (g)	1,000,000	1,000,780
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Starbird Funding Corp. 1.240%, 06/13/17 (g)	1,500,000	1,499,879
Suncorp Metway, Ltd. 0.930%, 02/09/17	2,494,058	2,497,233
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
Victory Receivables Corp. 1.050%, 01/04/17	249,278	249,982

		19,533,773

Money Market Fund—0.3%
Fidelity Investments Money Market Treasury Portfolio	4,000,000	4,000,000

Repurchase Agreements—1.5%
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 1.050% to be repurchased at $2,000,233 on 01/03/17, collateralized by various Common Stock with a value of $2,223,110.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,403,813 on 01/06/17, collateralized by $10,289,293 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,613,374.	10,400,000	10,400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $301,537 on 04/03/17, collateralized by various Common Stock with a value of $330,000.	300,000	300,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $4,000,302 on 01/03/17, collateralized by $5,869,458 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $4,080,000.	4,000,000	4,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $130,393 on 01/03/17, collateralized by $120,990 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $132,993.	130,385	130,385

		17,830,385

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.1%
OP Corporate Bank plc 1.200%, 01/23/17	1,200,000	$1,200,000
Shinkin Central Bank 1.200%, 01/27/17	400,000	400,000

		1,600,000

Total Securities Lending Reinvestments (Cost $70,813,914)		70,813,250

Total Investments—102.3% (Cost $1,149,030,618) (h)		1,177,835,256
Other assets and liabilities (net)—(2.3)%		(26,829,681)

Net Assets—100.0%		$1,151,005,575

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $67,399,152 and the collateral received consisted of cash in the amount of $70,798,020. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Non-income producing security.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,155,784,070. The aggregate unrealized appreciation and depreciation of investments were $42,681,487 and $(20,630,301), respectively, resulting in net unrealized appreciation of $22,051,186 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $32,580,972, which is 2.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(NVDR)—	Non-Voting Depository Receipts

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	12,190,000	JPMorgan Chase Bank N.A.	03/23/17	USD	9,140,523	$(360,275)
CAD	18,622,000	State Street Bank and Trust	03/23/17	USD	14,222,226	(339,452)
CHF	14,829,000	Citibank N.A.	03/23/17	USD	14,775,513	(141,419)
EUR	44,227,000	Credit Suisse International	03/23/17	USD	47,354,734	(614,314)
GBP	39,107,000	Credit Suisse International	03/23/17	USD	49,776,367	(1,486,291)
GBP	98,300	State Street Bank and Trust	03/23/17	USD	125,196	(3,814)
INR	798,400,000	HSBC Bank plc	03/23/17	USD	11,720,493	(60,323)
JPY	3,080,274,000	JPMorgan Chase Bank N.A.	03/23/17	USD	26,914,744	(456,746)
RUB	389,508,000	Barclays Bank plc	03/23/17	USD	6,235,370	18,258

Contracts to Deliver
AUD	27,182,000	BNP Paribas S.A.	03/23/17	USD	19,685,096	106,368
AUD	12,190,000	BNP Paribas S.A.	03/23/17	USD	8,827,949	47,702
INR	431,090,583	Barclays Bank plc	03/23/17	USD	6,301,941	6,112
INR	367,309,417	Barclays Bank plc	03/23/17	USD	5,345,653	(18,689)
KRW	8,813,675,947	Barclays Bank plc	03/23/17	USD	7,383,246	85,167
KRW	13,219,000,000	HSBC Bank plc	03/23/17	USD	11,334,619	388,755
KRW	4,848,324,053	HSBC Bank plc	03/23/17	USD	4,061,763	47,156
RUB	389,508,000	Credit Suisse International	03/23/17	USD	6,191,315	(62,314)
SGD	64,382,000	Credit Suisse International	03/23/17	USD	45,256,891	816,217
ZAR	8,620,500	JPMorgan Chase Bank N.A.	03/23/17	USD	621,016	2,401

Cross Currency Contracts to Buy
GBP	18,340,000	State Street Bank and Trust	03/23/17	EUR	21,830,864	(424,927)
MXN	114,620,000	Credit Suisse International	03/23/17	CAD	7,334,600	4,029
MXN	117,270,000	JPMorgan Chase Bank N.A.	03/23/17	CAD	7,588,316	(58,605)

Net Unrealized Depreciation						$(2,505,004)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	03/17/17	2,165	EUR	69,507,084	$1,515,781
Nikkei 225 Mini Futures	03/09/17	5,257	JPY	9,615,124,411	3,642,743
S&P 500 E-Mini Index Futures	03/17/17	1,452	USD	162,194,646	153,474
S&P TSX 60 Index Futures	03/16/17	136	CAD	24,283,249	83,738
SPI 200 Index Futures	03/16/17	179	AUD	24,617,539	419,413
U.S. Treasury Note 10 Year Futures	03/22/17	1,128	USD	138,989,733	1,199,517
U.S. Treasury Note 2 Year Futures	03/31/17	108	USD	23,428,998	(26,748)
U.S. Treasury Ultra Long Bond Futures	03/22/17	3	USD	485,631	(4,881)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/22/17	(727)	CAD	(99,249,711)	(547,126)
Euro-BTP Futures	03/08/17	(266)	EUR	(35,891,447)	(106,332)
FTSE 100 Index Futures	03/17/17	(57)	GBP	(3,904,719)	(140,223)
U.S. Treasury Long Bond Futures	03/22/17	(71)	USD	(10,684,288)	(12,306)
U.S. Treasury Note 5 Year Futures	03/31/17	(27)	USD	(3,178,348)	1,418

Net Unrealized Appreciation					$6,178,468

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	FloatingRate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.015%	07/23/25	USD	324,000,000	$5,694,038
Pay	3M LIBOR	2.133%	01/23/27	USD	324,000,000	(939,017)
Pay	3M LIBOR	2.165%	01/23/27	USD	20,000,000	(271,126)
Pay	3M LIBOR	2.443%	07/23/26	USD	324,000,000	(433,674)
Pay	3M LIBOR	2.931%	01/26/26	USD	324,000,000	177,001

Net Unrealized Appreciation						$4,227,222

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$334,643,504	$—	$334,643,504
Common Stocks
Aerospace & Defense	2,921,470	93,374	—	3,014,844
Air Freight & Logistics	878,051	571,226	—	1,449,277
Airlines	670,701	308,756	—	979,457
Auto Components	1,923,934	2,690,284	—	4,614,218
Automobiles	—	3,051,894	—	3,051,894
Banks	10,632,594	12,722,145	—	23,354,739
Beverages	5,327,162	1,556,975	—	6,884,137
Biotechnology	6,323,205	474,351	—	6,797,556
Building Products	—	334,347	—	334,347
Capital Markets	3,967,114	4,542,122	—	8,509,236
Chemicals	3,539,820	5,321,308	—	8,861,128
Commercial Services & Supplies	1,022,109	501,576	—	1,523,685
Communications Equipment	2,780,240	175,004	—	2,955,244
Construction & Engineering	—	792,546	—	792,546
Construction Materials	—	735,182	—	735,182
Consumer Finance	2,714,087	—	—	2,714,087
Containers & Packaging	1,705,175	—	—	1,705,175
Distributors	401,268	—	—	401,268
Diversified Consumer Services	140,239	—	—	140,239
Diversified Financial Services	1,283,100	1,072,896	—	2,355,996
Diversified Telecommunication Services	3,570,921	4,625,238	—	8,196,159
Electric Utilities	292,878	1,762,415	—	2,055,293
Electrical Equipment	2,774,477	2,156,406	—	4,930,883
Electronic Equipment, Instruments & Components	—	124,644	—	124,644
Energy Equipment & Services	1,890,815	853,924	—	2,744,739
Equity Real Estate Investment Trusts	1,858,701	1,524,986	—	3,383,687
Food & Staples Retailing	3,107,292	1,464,569	—	4,571,861
Food Products	3,076,679	3,487,687	—	6,564,366
Gas Utilities	—	817,732	—	817,732
Health Care Equipment & Supplies	2,904,942	525,396	—	3,430,338
Health Care Providers & Services	8,176,347	—	—	8,176,347
Health Care Technology	364,749	188,647	—	553,396
Hotels, Restaurants & Leisure	2,365,644	628,325	—	2,993,969
Household Durables	1,424,465	159,096	—	1,583,561
Household Products	5,096,534	108,458	—	5,204,992

See accompanying notes to consolidated financial statements.

MIST-21

§See Note 2 of the notes to consolidated financial statements.

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Independent Power and Renewable Electricity Producers	$55,365	$225,196	$—	$280,561
Industrial Conglomerates	3,631,697	1,222,724	—	4,854,421
Insurance	6,990,898	6,842,824	—	13,833,722
Internet & Direct Marketing Retail	2,995,032	94,599	—	3,089,631
Internet Software & Services	8,494,567	750,559	—	9,245,126
IT Services	9,350,532	210,817	—	9,561,349
Leisure Products	269,990	—	—	269,990
Life Sciences Tools & Services	188,146	—	—	188,146
Machinery	3,950,614	2,495,932	—	6,446,546
Marine	—	573,222	—	573,222
Media	4,988,815	1,072,940	—	6,061,755
Metals & Mining	1,769,734	3,292,043	—	5,061,777
Multi-Utilities	—	527,555	—	527,555
Multiline Retail	656,546	422,177	—	1,078,723
Oil, Gas & Consumable Fuels	15,408,624	5,932,928	—	21,341,552
Paper & Forest Products	145,696	490,481	—	636,177
Personal Products	464,220	2,517,326	—	2,981,546
Pharmaceuticals	11,626,479	13,878,342	—	25,504,821
Professional Services	976,209	2,390,959	—	3,367,168
Real Estate Management & Development	—	3,053,375	—	3,053,375
Road & Rail	393,984	1,766,426	—	2,160,410
Semiconductors & Semiconductor Equipment	7,843,071	437,896	—	8,280,967
Software	11,583,613	1,903,705	—	13,487,318
Specialty Retail	5,626,142	1,007,377	—	6,633,519
Technology Hardware, Storage & Peripherals	8,152,623	786,177	—	8,938,800
Textiles, Apparel & Luxury Goods	1,295,168	1,046,820	—	2,341,988
Thrifts & Mortgage Finance	240,670	—	—	240,670
Tobacco	3,377,361	2,302,232	—	5,679,593
Trading Companies & Distributors	—	901,277	—	901,277
Transportation Infrastructure	46,279	125,287	—	171,566
Water Utilities	—	233,617	—	233,617
Wireless Telecommunication Services	—	4,507,824	—	4,507,824
Total Common Stocks	193,656,788	114,384,146	—	308,040,934
Total Mutual Funds*	63,069,957	—	—	63,069,957
Total U.S. Treasury & Government Agencies*	—	46,610,662	—	46,610,662
Total Preferred Stocks*	—	384,826	—	384,826
Short-Term Investments
Repurchase Agreement	—	351,275,699	—	351,275,699
U.S. Treasury	—	2,996,424	—	2,996,424
Total Short-Term Investments	—	354,272,123	—	354,272,123
Securities Lending Reinvestments
Certificates of Deposit	—	27,849,092	—	27,849,092
Commercial Paper	—	19,533,773	—	19,533,773
Money Market Fund	4,000,000	—	—	4,000,000
Repurchase Agreements	—	17,830,385	—	17,830,385
Time Deposits	—	1,600,000	—	1,600,000
Total Securities Lending Reinvestments	4,000,000	66,813,250	—	70,813,250
Total Investments	$260,726,745	$917,108,511	$—	$1,177,835,256

Collateral for Securities Loaned (Liability)	$—	$(70,798,020)	$—	$(70,798,020)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,522,165	$—	$1,522,165
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,027,169)	—	(4,027,169)
Total Forward Contracts	$—	$(2,505,004)	$—	$(2,505,004)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,016,084	$—	$—	$7,016,084
Futures Contracts (Unrealized Depreciation)	(837,616)	—	—	(837,616)
Total Futures Contracts	$6,178,468	$—	$—	$6,178,468
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,871,039	$—	$5,871,039
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,643,817)	—	(1,643,817)
Total Centrally Cleared Swap Contracts	$—	$4,227,222	$—	$4,227,222

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $190,732 were due to the application of a systematic fair valuation model factor. Transfers from Level 2 to Level 1 in the amount of $496,634 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$826,559,557
Repurchase Agreement	351,275,699
Cash denominated in foreign currencies (c)	570,845
Cash collateral (d)	42,249,045
Unrealized appreciation on forward foreign currency exchange contracts	1,522,165
Receivable for:
Investments sold	4,390,966
Fund shares sold	127,142
Dividends and interest	3,706,886
Variation margin on centrally cleared swap contracts	1,704,771
Prepaid expenses	3,318

Total Assets	1,232,110,394
Liabilities
Due to custodian	2,127,178
Cash collateral for centrally cleared swap contracts	957,273
Unrealized depreciation on forward foreign currency exchange contracts	4,027,169
Collateral for securities loaned	70,798,020
Payables for:
Investments purchased	1,295,544
Fund shares redeemed	247,048
Variation margin on futures contracts	225,155
Accrued Expenses:
Management fees	621,688
Distribution and service fees	243,167
Deferred trustees’ fees	76,814
Other expenses	485,763

Total Liabilities	81,104,819

Net Assets	$1,151,005,575

Net Assets Consist of:
Paid in surplus	$1,088,585,427
Undistributed net investment income	12,458,426
Accumulated net realized gain	13,213,751
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	36,747,971

Net Assets	$1,151,005,575

Net Assets
Class B	$1,151,005,575
Capital Shares Outstanding*
Class B	99,366,164
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $797,754,919.
(b)	Includes securities loaned at value of $67,399,152.
(c)	Identified cost of cash denominated in foreign currencies was $573,123.
(d)	Includes collateral of $22,878,143 for futures contracts, and $19,370,902 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$10,522,383
Interest	13,377,792
Securities lending income	257,412
Other income (b)	164,839

Total investment income	24,322,426
Expenses
Management fees	7,275,447
Administration fees	84,108
Custodian and accounting fees	450,280
Distribution and service fees—Class B	2,844,938
Audit and tax services	87,137
Legal	37,182
Trustees’ fees and expenses	45,228
Shareholder reporting	49,093
Insurance	7,366
Miscellaneous	72,407

Total expenses	10,953,186

Net Investment Income	13,369,240

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	8,434,553
Futures contracts	20,226,309
Swap contracts	559,641
Foreign currency transactions	(9,362,205)

Net realized gain	19,858,298

Net change in unrealized appreciation (depreciation) on:
Investments	30,429,062
Futures contracts	4,407,280
Swap contracts	(2,030,860)
Foreign currency transactions	(2,645,554)

Net change in unrealized appreciation	30,159,928

Net realized and unrealized gain	50,018,226

Net Increase in Net Assets from Operations	$63,387,466

(a)	Net of foreign withholding taxes of $479,580.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(c)	Net of foreign capital gains tax of $417.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,369,240	$9,410,114
Net realized gain	19,858,298	18,518,427
Net change in unrealized appreciation (depreciation)	30,159,928	(41,605,292)

Increase (decrease) in net assets from operations	63,387,466	(13,676,751)

From Distributions to Shareholders
Net investment income
Class B	(15,950,215)	(10,565,679)
Net realized capital gains
Class B	(15,556,383)	(31,697,038)

Total distributions	(31,506,598)	(42,262,717)

Increase in net assets from capital share transactions	22,317,172	196,303,209

Total increase in net assets	54,198,040	140,363,741

Net Assets
Beginning of period	1,096,807,535	956,443,794

End of period	$1,151,005,575	$1,096,807,535

Undistributed net investment income
End of period	$12,458,426	$15,764,232

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	6,216,292	$70,577,639	17,025,399	$202,292,880
Reinvestments	2,780,812	31,506,598	3,640,200	42,262,717
Redemptions	(6,975,782)	(79,767,065)	(4,123,422)	(48,252,388)

Net increase	2,021,322	$22,317,172	16,542,177	$196,303,209

Increase derived from capital shares transactions		$22,317,172		$196,303,209

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2016	2015	2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.27	$11.84	$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13 (c)	0.11	0.15	0.12		0.14
Net realized and unrealized gain (loss) on investments	0.50	(0.20)	0.71	0.94		0.67

Total from investment operations	0.63	(0.09)	0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.16)	(0.12)	(0.16)	(0.00	)(d)	(0.08)
Distributions from net realized capital gains	(0.16)	(0.36)	(0.43)	(0.04)		(0.18)

Total distributions	(0.32)	(0.48)	(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$11.58	$11.27	$11.84	$11.57		$10.55

Total Return (%) (e)	5.65	(0.88)	7.74	10.11	(g)	8.06	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.97	0.99	1.02		1.24	(h)
Net ratio of expenses to average net assets (%)	0.96	0.97	0.99	1.02	(i)	1.10	(h)(i)
Ratio of net investment income to average net assets (%)	1.17 (c)	0.89	1.30	1.10		1.96	(h)
Portfolio turnover rate (%)	106	78	85	94		132	(f)
Net assets, end of period (in millions)	$1,151.0	$1,096.8	$956.4	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Distributions from net investment income were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(h)	Computed on an annualized basis.
(i)	Includes the effects of expenses reimbursed by the Adviser.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2016, the Portfolio held $10,690 in the Subsidiary, representing 0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th. A summary of the Subsidiary’s financial information is presented below:

Subsidiary Financial Statement Information	Amount
Total Assets	$10,690
Total Liabilities	—
Net Assets	10,690

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $2,127,178. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, partnership adjustments, adjustments to prior period accumulated balances, swap transactions, real estate investment trusts (REIT), passive foreign investment companies (PFICs) and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $351,275,699, which is reflected as repurchase agreements on the statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $17,830,385, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(14,846,174)	$—	$—	$—	$(14,846,174)
Corporate Bonds & Notes	(11,751,424)	—	—	—	(11,751,424)
Mutual Funds	(16,630,234)	—	—	—	(16,630,234)
U.S. Treasury & Government Agencies	(27,570,188)	—	—	—	(27,570,188)
Total	$(70,798,020)	$—	$—	$—	$(70,798,020)
Total Borrowings	$(70,798,020)	$—	$—	$—	$(70,798,020)
Gross amount of recognized liabilities for securities lending transactions					$(70,798,020)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$5,871,039	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,643,817
	Unrealized appreciation on futures contracts (a) (c)	1,200,935	Unrealized depreciation on futures contracts (a) (c)	697,393

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (c)	5,815,149	Unrealized depreciation on futures contracts (a) (c)	140,223
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,522,165	Unrealized depreciation on forward foreign currency exchange contracts	4,027,169

Total		$14,409,288		$6,508,602

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$109,537	$(18,689)	$—	$90,848
BNP Paribas S.A.	154,070	—	—	154,070
Credit Suisse International	820,246	(820,246)	—	—
HSBC Bank plc	435,911	(60,323)	—	375,588
JPMorgan Chase Bank N.A.	2,401	(2,401)	—	—

	$1,522,165	$(901,659)	$—	$620,506

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$18,689	$(18,689)	$—	$—
Citibank N.A.	141,419	—	—	141,419
Credit Suisse International	2,162,919	(820,246)	—	1,342,673
HSBC Bank plc	60,323	(60,323)	—	—
JPMorgan Chase Bank N.A.	875,626	(2,401)	—	873,225
State Street Bank and Trust	768,193	—	—	768,193

	$4,027,169	$(901,659)	$—	$3,125,510

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(8,770,208)	$(8,770,208)
Futures contracts	1,283,128	18,943,181	—	20,226,309
Swap contracts	4,298,100	(3,738,459)	—	559,641

	$5,581,228	$15,204,722	$(8,770,208)	$12,015,742

MIST-34

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,688,082)	$(2,688,082)
Futures contracts	253,405	4,153,875	—	4,407,280
Swap contracts	(3,463,303)	1,432,443	—	(2,030,860)

	$(3,209,898)	$5,586,318	$(2,688,082)	$(311,662)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$544,309,980
Futures contracts long	69,461,186
Futures contracts short	(57,723,289)
Swap contracts	984,675,231

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio

MIST-35

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$105,462,958	$752,964,751	$58,779,669	$761,605,145

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$7,275,447	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-36

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2016—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$18,116,294	$25,885,914	$13,390,304	$16,376,803	$31,506,598	$42,262,717

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$13,418,470	$18,342,445	$30,736,051	$—	$62,496,966

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-37

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroders Global Multi-Asset Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Schroders Global Multi-Asset Portfolio and subsidiary (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Schroders Global Multi-Asset Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-38

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-39

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-40

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-41

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-42

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-43

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year, three-year and since-inception (beginning April 23, 2012) periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the three-year period ended October 31, 2016, underperformed this benchmark for the one-year period ended October 31, 2016, and performed equally to the benchmark for the since-inception period ended October 31, 2016. The Board also noted that the Portfolio underperformed its blended benchmark for the one-year, three-year, and since-inception periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-44

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-45

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-46

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-47

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-48

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned 6.03%, 5.78%, and 5.87%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 7.86%.

MARKET ENVIRONMENT / CONDITIONS

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. Still, despite the mounting risks, a number of markets started to reverse course by mid-February in what many dismissed as short covering. This relief rally continued for the better part of March, taking the S&P 500 Index to a modest 1.4% gain overall for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March, and continued active and verbal support from central banks

Starting the year having already navigated a storm of uncertainties including softening economic growth and policy missteps in China, the second quarter of 2016 saw the list of investor concerns expand to include a growing disenchantment in the ability of global central banks to influence market outcomes and a surprise vote by Britain on June 23rd to exit its 43 year membership in the European Union (“Brexit”). Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the Brexit vote was learned on June 24th, leaving the MSCI World Index down 1.7% before rebounding smartly to put the index back in positive territory on a year-to-date (“YTD”) basis as of June 30th. Likewise, commodity prices held their ground through mid-year, with the Bloomberg Commodity Index seeing a YTD gain of 13% on the back of a more than 30% gain in crude oil. While there was certainly a case for a renewed appetite in risk taking, there remained strong evidence of investor caution. Assets that may be considered defensive in many circumstances had been among the best absolute performers with long U.S. treasuries, gold, and the Japanese yen finishing the first half of 2016 at their highs for the year, up 15%, 25%, and 17%, respectively.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1% in the two days following the referendum, the MSCI World Index advanced 5.3% the final three days of June and an additional 4.3% through the end of July. The improved tone was enough to propel the S&P 500 price index to a new all-time high, taking out the previous high set 14 months earlier in May of 2015. Although the U.K. vote to leave the European Union was largely interpreted as an event which would likely cause some degree of deceleration in global growth, the market reaction in July echoed the circular logic that has frequently surrounded other disappointing data releases. Namely, that while Brexit resulted in pared forecasts for the U.K., European, and global growth generally, the anticipated policy response by major central banks provided fodder for markets that easy policy conditions could continue into the foreseeable future. The message from growth assets was not universally encouraging, however, as broad commodities declined by 5.1% led by a 14% decline in crude oil resulting from concerns of a bulging inventory.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points, and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 Index to a gain of more than 1%, gold prices lower, and bond yields higher when all was said and done on November 9th. Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields, and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year.

As 2016 drew to a close in December, the Federal Reserve (the “Fed”) as widely expected raised interest rates on December 15th for the first time since December of 2015. The single interest rate increase for 2016 stands in contrast to a total of four interest rate increases forecast by the Fed for itself in December of 2015. The European Central Bank (the “ECB”) for its part announced a widely anticipated extension of its monthly bond buying program to commence in April 2017, though at a slower monthly pace of €60 billion vs. the current €80 billion and for two additional months than most expectations, leaving the total size of additional purchases the same at €480 billion. In the post ECB meeting press conference, ECB

MIST-1

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

president Draghi took great pains to emphasize, the monthly reduction did not constitute a ‘taper’ of the bond buying program, though it has been interpreted by many bank watchers as the beginning of a winding down of the controversial program.

For all of 2016, the MSCI All Country World Index finished 2016 with a gain of 8.5%, the best annual performance since 2013. The MSCI World Index of developed markets finished 2016 up 8.2% and the MSCI Emerging Markets Index finished up 11.6%. This better than 3% advantage for emerging markets is modest compared to the 10% YTD performance advantage that emerging markets had enjoyed over developed markets as recently as the end of September 2016. The shift in favor of developed markets in the final quarter of 2016 is primarily attributable to U.S. equities and the U.S. dollar posting strong gains following the November 8th U.S. elections against a pullback in emerging markets in both local and currency-adjusted returns. The post-election U.S. dollar surge also had a major impact on developed market outcomes in the final quarter of 2016 – a 5.9% annual gain in the local MSCI EAFE Index translated to only a 1.5% gain for U.S. dollar based investors. Within U.S. equities, the strong performance of the high book–to-price Energy and Financials sectors helped propel the Russell 1000 Value Index to a 17% gain for 2016 against a 7% gain for the Russell 1000 Growth Index. Small capitalization equities have also reacted particularly well since the U.S. election, with the Russell 2000 Index rising 8.8% in the fourth quarter to a YTD return of 21.3% compared to a return for the large capitalization Russell 1000 Index of 12.1%.

In bonds, the sharp backup in rates in the fourth quarter turned a 15% YTD gain in the Bloomberg Barclays U.S. Long Treasury Index as of September 30th to a mere 1.3% gain to close the year. The backup in global rates from the lows of July also coincided with a steady rise in longer-dated benchmarks in other developed markets on a paring back of expectations for expansion or extension of bond buying programs by the ECB and Bank of Japan. Investors in U.S. credit fared better than U.S. government bond holders in 2016, as relatively high option-adjusted spreads in early 2016 gradually declined from a February peak to close the year at lows not recorded for more than two years. Though still impacted negatively by rising government rates in the second half of 2016, investors in the Bloomberg Barclays U.S. Long and Intermediate Credit Indices saw annual returns of 8.7% and 3.7%, respectively. Investors in the Bloomberg Barclays High Yield Index benefitted from a 442 basis point reduction in spreads from February 11th to year-end, contributing to a total return of about 17% for the index.

Lastly, the “reflation trade” that commenced in mid-February 2016 and closed the year with a burst of momentum following the U.S. election on November 8th has understandably benefitted real assets as the prospect of a positive turn in inflation has rekindled the attractiveness of the asset class. Among broad real asset categories in 2016, the Bloomberg Commodity Index was up 2.7% for the fourth quarter and 11.8% for the year, snapping a five-year string of losses. After bottoming at 1.2% on February 11th, inflation expectations as measured by U.S. 10 year breakevens closed 2016 at close to 2%, the highest levels since the third quarter of 2014. Gold, which posted a 24% YTD gain as recently as the end of September, shed about 13% in the fourth quarter as the U.S. dollar rallied and expectations firmed for a faster pace of Fed tightening in 2017. Real estate investment trusts (“REITs”), which carry characteristics of both equities and fixed income, showed similar performance patterns to other high yielding equity sectors in 2016, posting strong gains for the first half and then negative returns for the second half of the year as bond yields rose. The Dow Jones U.S. Select REIT Index was up 4.8% at the close of the year following a 2.5% loss in the fourth quarter

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 6.03% for the year, underperforming its composite benchmark. The Portfolio was negatively impacted by both asset allocation decisions and by the performance of the underlying ETFs versus their respective benchmarks (net of fees).

The single largest detractor to performance was the decision to underweight equity assets relative to the more defensive assets classes—fixed income, gold, and cash. On the equity side, the performance drag was fairly uniform between U.S. and international stocks. The modest underweight to equity was used to fund positions in gold and long treasuries, which both saw swift declines in the fourth quarter. Cash, which was held in part over concerns about interest rate volatility, was also weighed on performance.

On the positive side, the decision to overweight high yield corporate bonds contributed to overall allocation gains. As expectation for economic growth improved throughout 2016, high yield spreads tightened considerably over the period. Likewise, the decision to underweight core aggregate bond holdings within the Portfolio’s broader fixed income exposure added to overall Portfolio returns.

MIST-2

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio allocations heading into 2017 included modest underweights to international developed markets, a neutral stance to emerging markets and an overweight to U.S. equities. In international developed markets, the Portfolio’s underweight in part reflected a perceived decline in the efficacy of monetary policy support in the eurozone and Japan. Across broad asset classes, the Portfolio held a slight overweight in growth assets – primarily equities over fixed income and cash. Within fixed income, we had taken notice of the rising trend in rates and held a neutral position on U.S. duration and an underweight position to global government bonds outside the U.S. where long-term rates relative to fundamentals appeared less aligned and on an expectation global bond buying programs will further moderate rather than accelerate. Further, given the still mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintained a cautiously optimistic outlook with a small overweight to credit assets with minimal duration exposure.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	6.03	7.20	4.83
Class B	5.78	6.94	4.58
Class E	5.87	7.05	4.69
MSCI ACWI (All Country World Index)	7.86	9.36	3.56

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	26.2
Vanguard Total Bond Market ETF	15.6
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF)	12.0
iShares TIPS Bond ETF	5.1
Vanguard REIT ETF	5.0
iShares Core MSCI Emerging Markets ETF	4.9
iShares MSCI EAFE ETF	4.4
AIM STIT-STIC Prime Portfolio	3.4
SPDR Dow Jones International Real Estate ETF	2.8
WisdomTree Europe Hedged Equity Fund	2.1

MIST-4

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.32%	$1,000.00	$1,021.20	$1.63
	Hypothetical*	0.32%	$1,000.00	$1,023.53	$1.63

Class B(a)	Actual	0.57%	$1,000.00	$1,019.40	$2.89
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class E(a)	Actual	0.47%	$1,000.00	$1,020.30	$2.39
	Hypothetical*	0.47%	$1,000.00	$1,022.77	$2.39

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—96.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—96.5%
Industrial Select Sector SPDR Fund (a)	815,483	$50,739,352
iShares 20+ Year Treasury Bond ETF (b)	219,591	26,159,876
iShares Core MSCI Emerging Markets ETF (b)	2,942,216	124,897,069
iShares Core S&P Small-Cap ETF (b)	368,251	50,641,877
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	438,693	51,406,046
iShares MSCI Canada ETF (b)	577,619	15,104,737
iShares MSCI EAFE ETF (b)	1,957,015	112,978,476
iShares TIPS Bond ETF	1,147,801	129,896,639
Materials Select Sector SPDR Fund (a) (b)	1,011,315	50,262,355
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF) (a) (b)	8,469,385	308,709,083
SPDR Dow Jones International Real Estate ETF (a) (b)	2,025,614	73,084,153
SPDR Gold Shares (a) (b) (c)	234,592	25,713,629
SPDR S&P 500 ETF Trust (a)	3,011,320	673,120,360
SPDR S&P Dividend ETF (a) (b)	296,548	25,372,647
SPDR S&P International Small Cap ETF (a) (b)	1,681,613	48,766,777
SPDR S&P MidCap 400 ETF Trust (a) (b)	168,230	50,760,038
Technology Select Sector SPDR Fund (a) (b)	1,088,809	52,654,803
Vanguard REIT ETF (b)	1,556,696	128,474,121
Vanguard Total Bond Market ETF	4,971,711	401,664,532
WisdomTree Europe Hedged Equity Fund (b)	920,579	52,841,235
WisdomTree Japan Hedged Equity Fund	506,531	25,093,546

Total Mutual Funds (Cost $2,385,668,272)		2,478,341,351

Short-Term Investment—3.4%

Mutual Fund—3.4%
AIM STIT-STIC Prime Portfolio	87,651,068	87,659,833

Total Short-Term Investment (Cost $87,655,765)		87,659,833

Securities Lending Reinvestments (d)—21.6%

Certificates of Deposit—10.9%
Bank of Montreal London Zero Coupon, 01/12/17	9,993,632	9,998,172
Barclays New York 0.894%, 02/10/17 (e)	6,000,000	6,001,941
Chiba Bank, Ltd., New York 0.950%, 02/02/17	5,000,000	5,000,690
Cooperative Rabobank UA New York 1.278%, 10/13/17 (e)	8,000,000	8,001,800
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (e)	15,000,000	15,011,835
Credit Suisse AG New York 1.364%, 04/11/17 (e)	8,500,000	8,501,853
1.364%, 05/12/17 (e)	2,250,000	2,250,234
DG Bank New York 0.950%, 01/03/17	10,000,000	10,000,070

Certificates of Deposit—(Continued)
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	9,000,000	$8,998,425
ING Bank NV 1.265%, 04/18/17 (e)	17,000,000	17,031,163
KBC Bank NV 1.000%, 01/04/17	10,000,000	10,000,000
1.050%, 01/17/17	6,000,000	6,000,720
KBC Brussells 1.050%, 01/27/17	4,000,000	4,000,760
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	24,979,794	24,997,000
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (e)	5,000,000	5,002,365
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	10,000,000	9,999,040
1.361%, 04/26/17 (e)	5,000,000	4,999,745
1.395%, 04/11/17 (e)	10,000,000	10,003,010
1.436%, 04/18/17 (e)	5,000,000	5,001,570
National Australia Bank London 1.182%, 11/09/17 (e)	8,000,000	7,980,160
Natixis New York 0.900%, 02/17/17	10,000,000	10,001,280
1.262%, 04/07/17 (e)	12,000,000	12,004,812
Rabobank London 1.281%, 10/13/17 (e)	7,000,000	7,016,789
Royal Bank of Canada New York 1.281%, 10/13/17 (e)	3,000,000	3,002,325
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (e)	12,000,000	12,006,120
1.395%, 04/12/17 (e)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	10,250,000	10,268,773
Sumitomo Mitsui Trust Bank, Ltd., New York 1.364%, 04/10/17 (e)	15,000,000	15,005,805
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	5,000,000	5,000,870
UBS, Stamford 1.084%, 05/12/17 (e)	7,000,000	6,999,468
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	9,200,000	9,202,576
1.264%, 10/26/17 (e)	9,600,000	9,606,557

		280,898,209

Commercial Paper—3.6%
ABN AMRO Funding USA 0.910%, 01/11/17	6,984,252	6,997,823
Atlantic Asset Securitization LLC 0.990%, 01/12/17	4,987,625	4,998,380
1.040%, 02/03/17	5,483,317	5,495,199
Den Norske ASA 1.206%, 04/27/17 (e)	9,000,000	9,000,477
Kells Funding LLC 1.050%, 01/30/17	11,956,950	11,990,073
Macquarie Bank, Ltd. 0.930%, 01/19/17	4,988,117	4,996,915

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Paper—(Continued)
Old Line Funding LLC 0.840%, 01/03/17	3,992,813	$3,999,684
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	3,492,039	3,495,352
Ridgefield Funding Co. LLC 1.000%, 01/03/17	7,980,000	7,999,544
Sheffield Receivables Co. 1.050%, 01/06/17	11,967,100	11,998,440
Suncorp Metway, Ltd. 0.930%, 02/09/17	7,980,987	7,991,144
United Overseas Bank, Ltd. 0.900%, 02/22/17	4,290,110	4,294,543
Victory Receivables Corp. 1.050%, 01/04/17	9,971,125	9,999,290

		93,256,864

Money Market Fund—0.2%
Fidelity Investments Money Market Treasury Portfolio	5,000,000	5,000,000

Repurchase Agreements—5.5%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $31,004,054 on 01/03/17, collateralized by various Common Stock with a value of $34,458,206.	31,000,000	31,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $12,552,417 on 03/03/17, collateralized by various Common Stock with a value of $13,750,000.	12,500,000	12,500,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,003,667 on 01/06/17, collateralized by $9,893,551 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,205,168.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $12,061,480 on 04/03/17, collateralized by various Common Stock with a value of $13,200,000.	12,000,000	12,000,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $50,008,264 on 01/03/17, collateralized by $80,253,466 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $51,006,269.	50,000,000	$50,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $19,460,179 on 01/03/17, collateralized by $18,056,850 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $19,848,280.	19,459,098	19,459,098

		139,959,098

Time Deposits—1.4%
OP Corporate Bank plc 1.010%, 01/04/17	9,000,000	9,000,000
1.200%, 01/23/17	300,000	300,000
Royal Bank of Canada London 0.700%, 01/04/17	11,400,000	11,400,000
Shinkin Central Bank 1.200%, 01/27/17	3,000,000	3,000,000
1.220%, 01/26/17	12,600,000	12,600,000

		36,300,000

Total Securities Lending Reinvestments (Cost $555,315,409)		555,414,171

Total Investments—121.5% (Cost $3,028,639,446) (f)		3,121,415,355
Other assets and liabilities (net)—(21.5)%		(551,977,267)

Net Assets—100.0%		$2,569,438,088

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $543,876,563 and the collateral received consisted of cash in the amount of $555,106,959. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $3,044,238,501. The aggregate unrealized appreciation and depreciation of investments were $135,750,946 and $(58,574,092), respectively, resulting in net unrealized appreciation of $77,176,854 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,478,341,351	$—	$—	$2,478,341,351
Total Short-Term Investment	87,659,833	—	—	87,659,833
Securities Lending Reinvestments
Certificates of Deposit	—	280,898,209	—	280,898,209
Commercial Paper	—	93,256,864	—	93,256,864
Money Market Fund	5,000,000	—	—	5,000,000
Repurchase Agreements	—	139,959,098	—	139,959,098
Time Deposits	—	36,300,000	—	36,300,000
Total Securities Lending Reinvestments	5,000,000	550,414,171	—	555,414,171
Total Investments	$2,571,001,184	$550,414,171	$—	$3,121,415,355

Collateral for Securities Loaned (Liability)	$—	$(555,106,959)	$—	$(555,106,959)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,762,232,158
Affiliated investments at value (c) (d)	1,359,183,197
Receivable for:
Fund shares sold	26,966
Dividends	30,380
Dividends from affiliated investments	5,544,867
Prepaid expenses	7,457

Total Assets	3,127,025,025
Liabilities
Collateral for securities loaned	555,106,959
Payables for:
Fund shares redeemed	1,074,721
Accrued Expenses:
Management fees	666,591
Distribution and service fees	538,015
Administration fees	9,107
Custodian and accounting fees	22,888
Deferred trustees’ fees	101,823
Other expenses	66,833

Total Liabilities	557,586,937

Net Assets	$2,569,438,088

Net Assets Consist of:
Paid in surplus	$2,420,465,814
Undistributed net investment income	64,803,939
Accumulated net realized loss	(8,607,574)
Unrealized appreciation on investments and affiliated investments	92,775,909

Net Assets	$2,569,438,088

Net Assets
Class A	$28,668,970
Class B	2,531,123,460
Class E	9,645,658
Capital Shares Outstanding*
Class A	2,582,028
Class B	229,674,914
Class E	872,716
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.10
Class B	11.02
Class E	11.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,773,554,313.
(b)	Includes securities loaned at value of $276,196,223.
(c)	Identified cost of affiliated investments was $1,255,085,133.
(d)	Includes securities loaned at value of $267,680,340.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Underlying ETFs	$32,106,659
Dividends from affiliated investments	43,814,933
Interest	548,029
Securities lending income	626,807
Securities lending income from affiliated investments	2,155,622
Other income from affilates (a)	14,232

Total investment income	79,266,282
Expenses
Management fees	7,996,533
Administration fees	22,191
Custodian and accounting fees	29,514
Distribution and service fees—Class B	6,443,455
Distribution and service fees—Class E	14,889
Audit and tax services	39,876
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	49,150
Insurance	18,326
Miscellaneous	22,773

Total expenses	14,718,067

Net Investment Income	64,548,215

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(34,099,988)
Affiliated investments	37,172,393
Capital gain distributions from Underlying ETFs	177,490
Capital gain distributions from affiliated investments	817,600

Net realized gain	4,067,495

Net change in unrealized appreciation on:
Investments	42,777,038
Affiliated investments	36,070,024

Net change in unrealized appreciation	78,847,062

Net realized and unrealized gain	82,914,557

Net Increase in Net Assets From Operations	$147,462,772

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$64,548,215	$58,186,981
Net realized gain	4,067,495	149,693,614
Net change in unrealized appreciation (depreciation)	78,847,062	(259,843,761)

Increase (decrease) in net assets from operations	147,462,772	(51,963,166)

From Distributions to Shareholders
Net investment income
Class A	(734,683)	(709,365)
Class B	(60,889,014)	(64,559,466)
Class E	(235,813)	(274,098)
Net realized capital gains
Class A	(1,600,300)	(1,552,696)
Class B	(147,745,403)	(157,391,527)
Class E	(549,952)	(639,561)

Total distributions	(211,755,165)	(225,126,713)

Decrease in net assets from capital share transactions	(27,311,732)	(11,029,590)

Total decrease in net assets	(91,604,125)	(288,119,469)

Net Assets
Beginning of period	2,661,042,213	2,949,161,682

End of period	$2,569,438,088	$2,661,042,213

Undistributed net investment income
End of period	$64,803,939	$62,339,294

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	358,163	$3,998,457	300,959	$3,738,291
Reinvestments	218,019	2,334,983	189,929	2,262,061
Redemptions	(361,084)	(4,038,683)	(372,207)	(4,605,503)

Net increase	215,098	$2,294,757	118,681	$1,394,849

Class B
Sales	3,334,395	$37,045,287	4,912,966	$59,332,440
Reinvestments	19,608,498	208,634,417	18,745,861	221,950,993
Redemptions	(24,877,329)	(274,953,556)	(24,102,317)	(292,961,957)

Net decrease	(1,934,436)	$(29,273,852)	(443,490)	$(11,678,524)

Class E
Sales	86,804	$961,966	98,414	$1,207,182
Reinvestments	73,642	785,765	77,037	913,659
Redemptions	(185,152)	(2,080,368)	(235,098)	(2,866,756)

Net decrease	(24,706)	$(332,637)	(59,647)	$(745,915)

Decrease derived from capital shares transactions		$(27,311,732)		$(11,029,590)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.41	$12.62	$12.98	$12.08	$11.21

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.28	0.31	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.34	(0.46)	0.43	1.22	1.09

Total from investment operations	0.65	(0.18)	0.74	1.53	1.43

Less Distributions
Distributions from net investment income	(0.30)	(0.32)	(0.33)	(0.34)	(0.30)
Distributions from net realized capital gains	(0.66)	(0.71)	(0.77)	(0.29)	(0.26)

Total distributions	(0.96)	(1.03)	(1.10)	(0.63)	(0.56)

Net Asset Value, End of Period	$11.10	$11.41	$12.62	$12.98	$12.08

Total Return (%) (b)	6.03	(1.77)	6.14	13.22	13.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (d)	2.75	2.30	2.45	2.52	2.96
Portfolio turnover rate (%)	60	43	55	47	39
Net assets, end of period (in millions)	$28.7	$27.0	$28.4	$28.1	$21.1

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.33	$12.53	$12.90	$12.01	$11.15

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.25	0.27	0.27	0.30
Net realized and unrealized gain (loss) on investments	0.35	(0.45)	0.42	1.22	1.10

Total from investment operations	0.62	(0.20)	0.69	1.49	1.40

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.29)	(0.31)	(0.28)
Distributions from net realized capital gains	(0.66)	(0.71)	(0.77)	(0.29)	(0.26)

Total distributions	(0.93)	(1.00)	(1.06)	(0.60)	(0.54)

Net Asset Value, End of Period	$11.02	$11.33	$12.53	$12.90	$12.01

Total Return (%) (b)	5.78	(1.96)	5.81	12.93	12.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.56	0.56	0.56	0.57
Ratio of net investment income to average net assets (%) (d)	2.46	2.04	2.17	2.21	2.64
Portfolio turnover rate (%)	60	43	55	47	39
Net assets, end of period (in millions)	$2,531.1	$2,623.8	$2,908.8	$3,006.7	$2,879.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.36	$12.57	$12.93	$12.03	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.26	0.28	0.29	0.32
Net realized and unrealized gain (loss) on investments	0.35	(0.46)	0.44	1.23	1.09

Total from investment operations	0.63	(0.20)	0.72	1.52	1.41

Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.31)	(0.33)	(0.29)
Distributions from net realized capital gains	(0.66)	(0.71)	(0.77)	(0.29)	(0.26)

Total distributions	(0.94)	(1.01)	(1.08)	(0.62)	(0.55)

Net Asset Value, End of Period	$11.05	$11.36	$12.57	$12.93	$12.03

Total Return (%) (b)	5.87	(1.93)	6.00	13.11	12.91

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.46	0.46	0.46	0.47
Ratio of net investment income to average net assets (%) (d)	2.54	2.11	2.26	2.34	2.76
Portfolio turnover rate (%)	60	43	55	47	39
Net assets, end of period (in millions)	$9.6	$10.2	$12.0	$12.2	$10.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $139,959,098. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

MIST-14

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,518,252,988	$0	$1,468,278,389

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$7,996,533	0.330%	First $500 million
	0.300%	Over $500 million

MIST-15

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Consumer Discretionary Select Sector SPDR Fund	678,713	39,261	(717,974)	—
Consumer Staples Select Sector SPDR Fund	—	1,006,068	(1,006,068)	—
Health Care Select Sector SPDR Fund	765,474	—	(765,474)	—
Industrial Select Sector SPDR Fund	—	948,819	(133,336)	815,483
Materials Select Sector SPDR Fund	—	1,108,283	(96,968)	1,011,315
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF)	9,852,119	209,397	(1,592,131)	8,469,385
SPDR Dow Jones International Real Estate ETF	691,063	1,771,360	(436,809)	2,025,614
SPDR Gold Shares	—	963,658	(729,066)	234,592
SPDR S&P 500 ETF Trust	2,599,830	856,247	(444,757)	3,011,320
SPDR S&P Dividend ETF	—	937,680	(641,132)	296,548
SPDR S&P International Small Cap ETF	1,908,091	126,823	(353,301)	1,681,613
SPDR S&P MidCap 400 ETF Trust	51,771	135,421	(18,962)	168,230
State Street Navigator Securities Lending MET Portfolio	355,662,247	4,783,879,789	(5,139,542,036)	—
Technology Select Sector SPDR Fund	1,241,175	2,379,121	(2,531,487)	1,088,809

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2016
Consumer Discretionary Select Sector SPDR Fund	$3,916,276	$—	$402,183	$—
Consumer Staples Select Sector SPDR Fund	2,498,839	—	913,563	—
Health Care Select Sector SPDR Fund	5,037,612	—	—	—
Industrial Select Sector SPDR Fund	587,463	—	891,775	50,739,352
Materials Select Sector SPDR Fund	349,541	—	337,881	50,262,355

MIST-16

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2016
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF)	$(8,399,515)	$—	$19,709,068	$308,709,083
SPDR Dow Jones International Real Estate ETF	(769,932)	—	6,491,061	73,084,153
SPDR Gold Shares	(4,033,148)	—	—	25,713,629
SPDR S&P 500 ETF Trust	40,330,876	—	11,846,120	673,120,360
SPDR S&P Dividend ETF	1,093,936	175,343	692,508	25,372,647
SPDR S&P International Small Cap ETF	910,055	642,257	1,413,078	48,766,777
SPDR S&P MidCap 400 ETF Trust	822,776	—	386,492	50,760,038
State Street Navigator Securities Lending MET Portfolio	—	—	2,155,622	—
Technology Select Sector SPDR Fund	(5,172,386)	—	731,204	52,654,803

	$37,172,393	$817,600	$45,970,555	$1,359,183,197

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$61,859,510	$88,566,332	$149,895,655	$136,560,381	$211,755,165	$225,126,713

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$64,905,759	$6,991,483	$77,176,854	$—	$149,074,096

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-17

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth and Income ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSGA Growth and Income ETF Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA Growth and Income ETF Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-18

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-19

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-21

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-22

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-23

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one- and three-year periods ended October 31, 2016 and underperformed its benchmark for the five-year period ended October 31, 2016. The Board also noted that the Portfolio underperformed its other benchmark, SSgA ETF Growth & Income Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-25

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-26

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-27

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-28

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned 7.04%, 6.88%, and 6.90%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 7.86%.

MARKET ENVIRONMENT / CONDITIONS

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. Still, despite the mounting risks, a number of markets started to reverse course by mid-February in what many dismissed as short covering. This relief rally continued for the better part of March, taking the S&P 500 Index to a modest 1.4% gain overall for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March, and continued active and verbal support from central banks.

Starting the year having already navigated a storm of uncertainties including softening economic growth and policy missteps in China, the second quarter of 2016 saw the list of investor concerns expand to include a growing disenchantment in the ability of global central banks to influence market outcomes and a surprise vote by Britain on June 23rd to exit its 43 year membership in the European Union (“Brexit”). Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the Brexit vote was learned on June 24th, leaving the MSCI World Index down 1.7% before rebounding smartly to put the index back in positive territory on a year-to-date (“YTD”) basis as of June 30th. Likewise, commodity prices held their ground through mid-year, with the Bloomberg commodity index seeing a YTD gain of 13% on the back of a more than 30% gain in crude oil. While there was certainly a case for a renewed appetite in risk taking, there remained strong evidence of investor caution. Assets that may be considered defensive in many circumstances had been among the best absolute performers with long U.S. treasuries, gold, and the Japanese yen finishing the first half of 2016 at their highs for the year, up 15%, 25%, and 17%, respectively.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1% in the two days following the referendum, the MSCI World Index advanced 5.3% the final three days of June and an additional 4.3% through the end of July. The improved tone was enough to propel the S&P 500 price index to a new all-time high, taking out the previous high set 14 months earlier in May of 2015. Although the U.K. vote to leave the European Union was largely interpreted as an event which would likely cause some degree of deceleration in global growth, the market reaction in July echoed the circular logic that has frequently surrounded other disappointing data releases. Namely, that while Brexit resulted in pared forecasts for the U.K., European, and global growth generally, the anticipated policy response by major central banks provided fodder for markets that easy policy conditions could continue into the foreseeable future. The message from growth assets was not universally encouraging, however, as broad commodities declined by 5.1% led by a 14% decline in crude oil resulting from concerns of a bulging inventory.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points, and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 Index to a gain of more than 1%, gold prices lower, and bond yields higher when all was said and done on November 9th. Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields, and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year.

As 2016 drew to a close in December, the Federal Reserve (the “Fed”) as widely expected raised interest rates on December 15th for the first time since December of 2015. The single interest rate increase for 2016 stands in contrast to a total of four interest rate increases forecast by the Fed for itself in December of 2015. The European Central Bank (the “ECB”) for its part announced a widely anticipated extension of its monthly bond buying program to commence in April 2017, though at a slower monthly pace of €60 billion vs. the current €80 billion and for two additional months than most expectations, leaving the total size of additional purchases the same at €480 billion. In the post ECB meeting press conference, ECB

MIST-1

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

president Draghi took great pains to emphasize, the monthly reduction did not constitute a ‘taper’ of the bond buying program, though it has been interpreted by many bank watchers as the beginning of a winding down of the controversial program.

For all of 2016, the MSCI All Country World Index finished 2016 with a gain of 8.5%, the best annual performance since 2013. The MSCI World Index of developed markets finished 2016 up 8.2% and the MSCI Emerging Markets Index finished up 11.6%. This better than 3% advantage for emerging markets is modest compared to the 10% YTD performance advantage that emerging markets had enjoyed over developed markets as recently as the end of September 2016. The shift in favor of developed markets in the final quarter of 2016 is primarily attributable to U.S. equities and the U.S. dollar posting strong gains following the November 8th U.S. elections against a pullback in emerging markets in both local and currency-adjusted returns. The post-election U.S. dollar surge also had a major impact on developed market outcomes in the final quarter of 2016 – a 5.9% annual gain in the local MSCI EAFE Index translated to only a 1.5% gain for U.S. dollar based investors. Within U.S. equities, the strong performance of the high book–to-price Energy and Financials sectors helped propel the Russell 1000 Value Index to a 17% gain for 2016 against a 7% gain for the Russell 1000 Growth Index. Small capitalization equities have also reacted particularly well since the U.S. election, with the Russell 2000 Index rising 8.8% in the fourth quarter to a YTD return of 21.3% compared to a return for the large capitalization Russell 1000 Index of 12.1%.

In bonds, the sharp backup in rates in the fourth quarter turned a 15% YTD gain in the Bloomberg Barclays U.S. Long Treasury Index as of September 30th to a mere 1.3% gain to close the year. The backup in global rates from the lows of July also coincided with a steady rise in longer-dated benchmarks in other developed markets on a paring back of expectations for expansion or extension of bond buying programs by the ECB and Bank of Japan. Investors in U.S. credit fared better than U.S. government bond holders in 2016, as relatively high option-adjusted spreads in early 2016 gradually declined from a February peak to close the year at lows not recorded for more than two years. Though still impacted negatively by rising government rates in the second half of 2016, investors in the Bloomberg Barclays U.S. Long and Intermediate Credit Indices saw annual returns of 8.7% and 3.7% respectively. Investors in the Bloomberg Barclays High Yield Index benefitted from a 442 basis point reduc tion in spreads from February 11th to year-end, contributing to a total return of about 17% for the index.

Lastly, the “reflation trade” that commenced in mid-February 2016 and closed the year with a burst of momentum following the U.S. election on November 8th has understandably benefitted real assets as the prospect of a positive turn in inflation has rekindled the attractiveness of the asset class. Among broad real asset categories in 2016, the Bloomberg Commodity Index was up 2.7% for the fourth quarter and 11.8% for the year, snapping a five-year string of losses. After bottoming at 1.2% on February 11th, inflation expectations as measured by U.S. 10 year breakevens closed 2016 at close to 2%, the highest levels since the third quarter of 2014. Gold, which posted a 24% YTD gain as recently as the end of September, shed about 13% in the fourth quarter as the U.S. dollar rallied and expectations firmed for a faster pace of Fed tightening in 2017. Real estate investment trusts (“REITs”), which carry characteristics of both equities and fixed income, showed similar performance patterns to other high yielding equity sectors in 2016, posting strong gains for the first half and then negative returns for the second half of the year as bond yields rose. The Dow Jones U.S. Select REIT Index was up 4.8% at the close of the year following a 2.5% loss in the fourth quarter

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 7.04% for the year, underperforming its composite benchmark. The Portfolio was negatively impacted by both asset allocation decisions and by the performance of the underlying ETFs versus their respective benchmarks (net of fees).

The single largest detractor to performance was the decision to underweight equity assets relative to the more defensive assets classes—fixed income, gold, and cash. On the equity side, the performance drag was fairly uniform between U.S. and international stocks. The modest underweight to equity was used to fund positions in gold and long treasuries, which both saw swift declines in the fourth quarter. Cash, which was held in part over concerns about interest rate volatility, was also weighed on performance.

On the positive side, the decision to overweight high yield corporate bonds contributed to overall allocation gains. As expectations for economic growth improved throughout 2016, high yield spreads tightened considerably over the period. Likewise, the decision to underweight core aggregate bond holdings within the Portfolio’s broader fixed income exposure added to overall Portfolio returns.

MIST-2

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio allocations heading into 2017 included modest underweights to international developed markets, a neutral stance to emerging markets and an overweight to U.S. equities. In international developed markets, the Portfolio’s underweight in part reflected a perceived decline in the efficacy of monetary policy support in the eurozone and Japan. Across broad asset classes, the Portfolio held a slight overweight in growth assets – primarily equities over fixed income and cash. Within fixed income, we had taken notice of the rising trend in rates and hold a neutral position on U.S. duration and an underweight position to global government bonds outside the U.S. where long-term rates relative to fundamentals appeared less aligned and on an expectation global bond buying programs will further moderate rather than accelerate. Further, given the still mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintained a cautiously optimistic outlook with a small overweight to credit assets with minimal duration exposure.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	7.04	8.63	4.58
Class B	6.88	8.37	4.32
Class E	6.90	8.46	4.42
MSCI ACWI (All Country World Index)	7.86	9.36	3.56

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	31.3
iShares MSCI EAFE ETF	10.7
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF)	7.1
iShares Core MSCI Emerging Markets ETF	6.8
Vanguard REIT ETF	5.0
SPDR S&P MidCap 400 ETF Trust	4.9
iShares Core S&P Small-Cap ETF	3.9
AIM STIT-STIC Prime Portfolio	3.7
iShares TIPS Bond ETF	3.0
SPDR S&P International Small Cap ETF	2.8

MIST-4

Met Investors Series Trust

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.34%	$1,000.00	$1,037.40	$1.74
	Hypothetical*	0.34%	$1,000.00	$1,023.43	$1.73

Class B(a)	Actual	0.59%	$1,000.00	$1,036.70	$3.02
	Hypothetical*	0.59%	$1,000.00	$1,022.17	$3.00

Class E(a)	Actual	0.49%	$1,000.00	$1,036.60	$2.51
	Hypothetical*	0.49%	$1,000.00	$1,022.67	$2.49

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—96.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—96.1%
Industrial Select Sector SPDR Fund (a)	294,560	$18,327,523
iShares 20+ Year Treasury Bond ETF (b)	71,764	8,549,245
iShares Core MSCI Emerging Markets ETF (b)	1,455,153	61,771,245
iShares Core S&P Small-Cap ETF (b)	258,681	35,573,811
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	156,659	18,357,302
iShares MSCI Canada ETF (b)	432,164	11,301,089
iShares MSCI EAFE ETF (b)	1,684,073	97,221,534
iShares TIPS Bond ETF	241,856	27,370,843
Materials Select Sector SPDR Fund (a) (b)	365,908	18,185,628
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF) (a)	1,750,429	63,803,137
SPDR Dow Jones International Real Estate ETF (a) (b)	688,013	24,823,509
SPDR Gold Shares (a) (b) (c)	82,347	9,026,055
SPDR S&P 500 ETF Trust (a)	1,265,882	282,962,603
SPDR S&P Dividend ETF (a) (b)	104,100	8,906,796
SPDR S&P International Small Cap ETF (a)	885,787	25,687,823
SPDR S&P MidCap 400 ETF Trust (a) (b)	147,734	44,575,780
Technology Select Sector SPDR Fund (a) (b)	378,484	18,303,486
Vanguard REIT ETF (b)	546,737	45,122,205
Vanguard Total Bond Market ETF (b)	282,573	22,829,073
WisdomTree Europe Hedged Equity Fund	323,379	18,561,954
WisdomTree Japan Hedged Equity Fund (b)	178,007	8,818,467

Total Mutual Funds (Cost $801,961,451)		870,079,108

Short-Term Investment—3.7%

Mutual Fund—3.7%
AIM STIT-STIC Prime Portfolio	33,252,225	33,255,550

Total Short-Term Investment (Cost $33,254,423)		33,255,550

Securities Lending Reinvestments (d)—24.9%

Certificates of Deposit—8.5%
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Barclays New York 0.894%, 02/10/17 (e)	3,000,000	3,000,970
Cooperative Rabobank UA New York 1.278%, 10/13/17 (e)	2,000,000	2,000,450
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (e)	3,000,000	3,002,367
Credit Suisse AG New York 1.364%, 04/11/17 (e)	4,000,000	4,000,872
DG Bank New York 0.950%, 01/03/17	1,000,000	1,000,007
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	3,000,000	2,999,475
ING Bank NV 1.265%, 04/18/17 (e)	4,000,000	4,007,333

Certificates of Deposit—(Continued)
KBC Bank NV 1.000%, 01/04/17	1,000,000	$1,000,000
1.050%, 01/17/17	3,000,000	3,000,360
KBC Brussells 1.050%, 01/27/17	3,000,000	3,000,570
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	2,993,116	2,998,710
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (e)	1,500,000	1,500,710
Mizuho Bank, Ltd., New York
1.361%, 04/26/17 (e)	3,000,000	2,999,847
1.395%, 04/11/17 (e)	4,500,000	4,501,354
National Australia Bank London 1.182%, 11/09/17 (e)	2,000,000	1,995,040
Rabobank London 1.281%, 10/13/17 (e)	2,000,000	2,004,797
Sumitomo Mitsui Banking Corp. New York 1.395%, 04/12/17 (e)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	3,000,000	3,005,495
Sumitomo Mitsui Trust Bank, Ltd., New York 1.364%, 04/10/17 (e)	3,000,000	3,001,161
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	3,000,000	3,000,522
UBS, Stamford 1.084%, 05/12/17 (e)	2,500,000	2,499,810
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	3,000,000	3,000,840
1.264%, 10/26/17 (e)	3,200,000	3,202,186

		76,721,902

Commercial Paper—4.0%
ABN AMRO Funding USA 0.910%, 01/11/17	1,496,625	1,499,533
Atlantic Asset Securitization LLC 1.040%, 02/03/17	6,779,373	6,794,064
Den Norske ASA 1.206%, 04/27/17 (e)	3,000,000	3,000,159
Kells Funding LLC 1.050%, 01/30/17	3,985,650	3,996,691
Macquarie Bank, Ltd. 0.930%, 01/19/17	3,990,493	3,997,532
Old Line Funding LLC 0.840%, 01/03/17	1,996,407	1,999,842
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,995,000	1,999,886
Sheffield Receivables Co. 1.050%, 01/06/17	3,989,033	3,999,480
Versailles Commercial Paper LLC 1.000%, 01/31/17	3,091,733	3,097,669
Victory Receivables Corp. 1.050%, 01/04/17	5,982,675	5,999,574

		36,384,430

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—11.4%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $8,454,376 on 01/03/17, collateralized by various Common Stock with a value of $9,392,640.	8,450,000	$8,450,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $6,025,160 on 03/03/17, collateralized by various Common Stock with a value of $6,600,000.	6,000,000	6,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $26,409,680 on 01/06/17, collateralized by $26,118,976 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $26,941,643.	26,400,000	26,400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,517,932 on 04/03/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $3,000,200 on 01/03/17, collateralized by $5,387,293 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $3,060,204.	3,000,000	3,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $10,000,756 on 01/03/17, collateralized by $14,673,645 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $10,200,000.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $40,874,728 on 01/03/17, collateralized by $37,927,133 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $41,689,907.	40,872,457	40,872,457

		103,222,457

Time Deposits—1.0%
OP Corporate Bank plc 1.010%, 01/04/17	3,300,000	3,300,000
Shinkin Central Bank 1.200%, 01/27/17	1,000,000	1,000,000
1.220%, 01/26/17	4,500,000	4,500,000

		8,800,000

Total Securities Lending Reinvestments (Cost $225,104,197)		225,128,789

Total Investments—124.7% (Cost $1,060,320,071) (f)		1,128,463,447
Other assets and liabilities (net)—(24.7)%		(223,661,516)

Net Assets—100.0%		$904,801,931

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $220,194,824 and the collateral received consisted of cash in the amount of $225,011,297. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,068,032,558. The aggregate unrealized appreciation and depreciation of investments were $77,952,841 and $(17,521,952), respectively, resulting in net unrealized appreciation of $60,430,889 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$870,079,108	$—	$—	$870,079,108
Total Short-Term Investment	33,255,550	—	—	33,255,550
Total Securities Lending Reinvestments*	—	225,128,789	—	225,128,789
Total Investments	$903,334,658	$225,128,789	$—	$1,128,463,447

Collateral for Securities Loaned (Liability)	$—	$(225,011,297)	$—	$(225,011,297)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$613,861,107
Affiliated investments at value (c) (d)	514,602,340
Receivable for:
Fund shares sold	72,812
Dividends	11,608
Dividends from affiliated investments	2,088,596
Prepaid expenses	2,541

Total Assets	1,130,639,004
Liabilities
Collateral for securities loaned	225,011,297
Payables for:
Fund shares redeemed	212,903
Accrued Expenses:
Management fees	242,522
Distribution and service fees	184,740
Administration fees	9,107
Custodian and accounting fees	22,800
Deferred trustees’ fees	101,823
Other expenses	51,881

Total Liabilities	225,837,073

Net Assets	$904,801,931

Net Assets Consist of:
Paid in surplus	$814,587,859
Undistributed net investment income	20,178,367
Accumulated net realized gain	1,892,329
Unrealized appreciation on investments and affiliated investments	68,143,376

Net Assets	$904,801,931

Net Assets
Class A	$29,148,104
Class B	868,135,001
Class E	7,518,826
Capital Shares Outstanding*
Class A	2,625,599
Class B	78,730,347
Class E	680,207
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.10
Class B	11.03
Class E	11.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $615,882,284.
(b)	Includes securities loaned at value of $160,020,378.
(c)	Identified cost of affiliated investments was $444,437,787.
(d)	Includes securities loaned at value of $60,174,446.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Underlying ETFs	$10,484,817
Dividends from affiliated investments	13,880,793
Interest	187,246
Securities lending income	166,134
Securities lending income from affiliated investments	719,181
Other income from affiliates (a)	12,774

Total investment income	25,450,945
Expenses
Management fees	2,851,124
Administration fees	22,191
Custodian and accounting fees	29,764
Distribution and service fees—Class B	2,162,253
Distribution and service fees—Class E	11,666
Audit and tax services	39,876
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	25,391
Insurance	6,340
Miscellaneous	13,191

Total expenses	5,243,156

Net Investment Income	20,207,789

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(6,871,330)
Affiliated investments	12,925,131
Capital gain distributions from Underlying ETFs	10,088
Capital gain distributions from affiliated investments	399,860

Net realized gain	6,463,749

Net change in unrealized appreciation on:
Investments	14,592,048
Affiliated investments	17,361,580

Net change in unrealized appreciation	31,953,628

Net realized and unrealized gain	38,417,377

Net Increase in Net Assets From Operations	$58,625,166

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,207,789	$17,996,527
Net realized gain	6,463,749	58,628,431
Net change in unrealized appreciation (depreciation)	31,953,628	(97,674,910)

Increase (decrease) in net assets from operations	58,625,166	(21,049,952)

From Distributions to Shareholders
Net investment income
Class A	(664,353)	(622,967)
Class B	(18,512,243)	(19,132,936)
Class E	(181,263)	(168,956)
Net realized capital gains
Class A	(1,763,641)	(1,510,422)
Class B	(55,536,729)	(52,256,358)
Class E	(514,509)	(442,229)

Total distributions	(77,172,738)	(74,133,868)

Increase (decrease) in net assets from capital share transactions	(3,540,397)	14,743,190

Total decrease in net assets	(22,087,969)	(80,440,630)

Net Assets
Beginning of period	926,889,900	1,007,330,530

End of period	$904,801,931	$926,889,900

Undistributed net investment income
End of period	$20,178,367	$19,436,071

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	286,836	$3,172,759	331,451	$4,025,156
Reinvestments	230,579	2,427,994	177,634	2,133,389
Redemptions	(266,849)	(2,927,595)	(252,942)	(3,012,682)

Net increase	250,566	$2,673,158	256,143	$3,145,863

Class B
Sales	2,953,436	$32,321,274	5,551,105	$67,021,107
Reinvestments	7,072,490	74,048,972	5,973,999	71,389,294
Redemptions	(10,302,849)	(112,654,416)	(10,457,433)	(126,555,073)

Net increase (decrease)	(276,923)	$(6,284,170)	1,067,671	$11,855,328

Class E
Sales	109,405	$1,221,954	91,818	$1,119,844
Reinvestments	66,327	695,772	51,060	611,185
Redemptions	(166,098)	(1,847,111)	(160,718)	(1,989,030)

Net increase (decrease)	9,634	$70,615	(17,840)	$(258,001)

Increase (decrease) derived from capital shares transactions		$(3,540,397)		$14,743,190

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.37	$12.55	$12.96	$11.66	$10.72

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.25	0.28	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.47	(0.45)	0.40	1.75	1.30

Total from investment operations	0.75	(0.20)	0.68	2.04	1.60

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.28)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.74)	(0.69)	(0.81)	(0.45)	(0.41)

Total distributions	(1.02)	(0.98)	(1.09)	(0.74)	(0.66)

Net Asset Value, End of Period	$11.10	$11.37	$12.55	$12.96	$11.66

Total Return (%) (b)	7.04	(2.04)	5.69	18.34	15.32

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.34	0.34	0.33	0.35
Ratio of net investment income to average net assets (%) (d)	2.53	2.08	2.21	2.36	2.72
Portfolio turnover rate (%)	59	43	56	48	43
Net assets, end of period (in millions)	$29.1	$27.0	$26.6	$24.1	$15.1

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.29	$12.47	$12.89	$11.60	$10.67

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.22	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.48	(0.46)	0.40	1.76	1.30

Total from investment operations	0.73	(0.24)	0.64	2.00	1.56

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.25)	(0.26)	(0.22)
Distributions from net realized capital gains	(0.74)	(0.69)	(0.81)	(0.45)	(0.41)

Total distributions	(0.99)	(0.94)	(1.06)	(0.71)	(0.63)

Net Asset Value, End of Period	$11.03	$11.29	$12.47	$12.89	$11.60

Total Return (%) (b)	6.88	(2.31)	5.38	18.07	15.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.59	0.59	0.59	0.58	0.60
Ratio of net investment income to average net assets (%) (d)	2.23	1.80	1.94	2.01	2.33
Portfolio turnover rate (%)	59	43	56	48	43
Net assets, end of period (in millions)	$868.1	$892.3	$972.1	$977.3	$830.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.32	$12.50	$12.92	$11.62	$10.69

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.23	0.26	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.47	(0.46)	0.39	1.76	1.30

Total from investment operations	0.73	(0.23)	0.65	2.02	1.57

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.26)	(0.27)	(0.23)
Distributions from net realized capital gains	(0.74)	(0.69)	(0.81)	(0.45)	(0.41)

Total distributions	(1.00)	(0.95)	(1.07)	(0.72)	(0.64)

Net Asset Value, End of Period	$11.05	$11.32	$12.50	$12.92	$11.62

Total Return (%) (b)	6.90	(2.21)	5.48	18.25	15.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.49	0.49	0.49	0.48	0.50
Ratio of net investment income to average net assets (%) (d)	2.33	1.88	2.04	2.13	2.45
Portfolio turnover rate (%)	59	43	56	48	43
Net assets, end of period (in millions)	$7.5	$7.6	$8.6	$8.6	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $103,222,457. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

MIST-14

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$511,374,176	$0	$498,102,059

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$2,851,124	0.330%	First $500 million
	0.300%	Over $500 million

MIST-15

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Consumer Discretionary Select Sector SPDR Fund	233,456	10,429	(243,885)	—
Consumer Staples Select Sector SPDR Fund	—	352,887	(352,887)	—
Health Care Select Sector SPDR Fund	263,126	9,098	(272,224)	—
Industrial Select Sector SPDR Fund	—	324,982	(30,422)	294,560
Materials Select Sector SPDR Fund	—	385,269	(19,361)	365,908
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF)	2,143,424	39,183	(432,178)	1,750,429
SPDR Dow Jones International Real Estate ETF	244,330	563,540	(119,857)	688,013
SPDR Gold Shares	—	327,403	(245,056)	82,347
SPDR S&P 500 ETF Trust	1,135,015	282,444	(151,577)	1,265,882
SPDR S&P Dividend ETF	—	323,000	(218,900)	104,100
SPDR S&P International Small Cap ETF	994,457	31,165	(139,835)	885,787
SPDR S&P MidCap 400 ETF Trust	126,824	50,788	(29,878)	147,734
State Street Navigator Securities Lending MET Portfolio	110,328,140	2,707,057,725	(2,817,385,865)	—
Technology Select Sector SPDR Fund	425,516	815,828	(862,860)	378,484

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2016
Consumer Discretionary Select Sector SPDR Fund	$1,312,957	$—	$137,530	$—
Consumer Staples Select Sector SPDR Fund	816,317	—	314,307	—
Health Care Select Sector SPDR Fund	1,777,932	—	—	—
Industrial Select Sector SPDR Fund	106,007	—	312,134	18,327,523

MIST-16

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2016
Materials Select Sector SPDR Fund	$45,966	$—	$122,250	$18,185,628
SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF)	(2,680,865)	—	3,950,752	63,803,137
SPDR Dow Jones International Real Estate ETF	(416,565)	—	2,212,189	24,823,509
SPDR Gold Shares	(1,381,310)	—	—	9,026,055
SPDR S&P 500 ETF Trust	11,182,234	—	5,080,955	282,962,603
SPDR S&P Dividend ETF	389,759	61,552	240,063	8,906,796
SPDR S&P International Small Cap ETF	57,990	338,308	743,283	25,687,823
SPDR S&P MidCap 400 ETF Trust	3,488,685	—	515,526	44,575,780
State Street Navigator Securities Lending MET Portfolio	—	—	719,181	—
Technology Select Sector SPDR Fund	(1,773,976)	—	251,804	18,303,486

	$12,925,131	$399,860	$14,599,974	$514,602,340

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$19,357,859	$27,299,167	$57,814,879	$46,834,701	$77,172,738	$74,133,868

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$20,280,189	$9,604,817	$60,430,888	$—	$90,315,894

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-17

Met Investors Series Trust

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSGA Growth ETF Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA Growth ETF Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-18

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-19

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-21

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-22

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-23

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the three-year period ended October 31, 2016 but underperformed its benchmark for the one- and five-year period ended October 31, 2016. The Board also noted that the Portfolio underperformed its other benchmark, SSgA ETF Growth Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-Advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-25

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-26

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-27

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-28

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned 16.20%, 15.94%, and 16.06%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.34%.

MARKET ENVIRONMENT / CONDITIONS

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end in response to the unexpected election of Donald Trump as the next U.S. president in November. Cyclical stocks, particularly potential beneficiaries of the president’s stated preference for higher infrastructure spending and lower taxes, performed strongly. The Energy sector received a boost when the Organization of Petroleum Exporting Countries (“OPEC”) agreed to cut production, and oil-producing nations outside OPEC announced they would follow suit. Small- and mid-cap stocks outperformed large-caps. Among large-caps, value strategies outpaced growth for the year. Within the Russell 1000 Value Index, the leading performer was Materials, followed by Energy and Financials. No sector ended down for the year, but Health Care and Real Estate both lagged the broader index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive results but underperformed its benchmark, the Russell 1000 Value Index. Broadly speaking, sector allocation accounted for the underperformance, while stock selection provided a boost.

Consumer Discretionary was the greatest detractor, due to a detrimental overweight. The Portfolio’s underweight allocation to Energy hurt as well.

In Industrials and Business Services, the Portfolio’s stock holdings underperformed their benchmark peers, most notably Boeing. Despite posting a double-digit return, Boeing failed to keep pace with the broader sector after lowering its outlook for 2016 production earlier in the year. We believe that Boeing still has strong prospects, with strong free cash flow, a shareholder-friendly capital allocation approach, and a strong position in a duopoly market.

Financials also detracted for the period, due to stock choices that included XL. The firm struggled with lower investment income due to low yields as well as significant losses stemming from a major wildfire in Canada. We remain constructive on the company due to its strong balance sheet, shareholder-friendly approach, and potential to create additional value due to its recent acquisition of Catlin.

On the positive side, the Portfolio’s stock positioning in Information Technology proved advantageous. Among the leading names was Applied Materials. This firm benefited from a surge in spending on the latest memory chip technology for mobile devices and displays, as well as from stronger demand in China. We trimmed the Portfolio’s position on strength but continue to see value in the company.

The Portfolio also benefited from an underweight in the Real Estate sector, which was recently separated out from the broader Financials sector in the index. The Portfolio has historically held very few real estate investment trusts, which dominate this newly formed sector, because in our opinion their evaluations appear high, particularly in the face of their vulnerability to interest rate hikes.

In Consumer Staples, stock selection added relative value, and a beneficial underweight provided an additional boost. Bunge Limited was a notable holding here, as the firm overcame weakness in its Brazilian operations and benefited from a robust U.S. corn and soybean harvest and strong global demand for its agribusiness services. We favor the company due to its crucial role in the global food supply and its potential to benefit from a rebound in its Brazilian assets.

Although valuations in the U.S. large-cap space appear high, the shift in preference to more cyclical areas of the market has provided us with opportunities to purchase more defensive companies, including high-quality firms in Consumer Staples and Telecommunication Services, at attractive valuations. The companies we focus on tend to have good management teams and strong balance sheets but have been overly discounted due to macroeconomic concerns. We maintain a long-term approach to allow the market to recognize the value of our carefully selected holdings.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in Consumer Discretionary, Health Care, Industrials and Business Services, Information Technology, Utilities, and Materials. The Portfolio had underweights to Real Estate, Energy, Telecommunication Services, Financials, and Consumer Staples.

John D. Linehan

Mark S. Finn

Heather K. McPherson

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	16.20	15.14	6.05	—
Class B	15.94	14.85	5.79	—
Class E	16.06	—	—	8.00
Russell 1000 Value Index	17.34	14.80	5.72	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.3
PG&E Corp.	2.8
Morgan Stanley	2.8
Pfizer, Inc.	2.7
Microsoft Corp.	2.6
Citigroup, Inc.	2.4
General Electric Co.	2.2
Exxon Mobil Corp.	2.1
Wells Fargo & Co.	2.1
Total S.A.(ADR)	2.0

Top Sectors

% of Net Assets
Financials	24.6
Health Care	12.2
Industrials	11.4
Energy	10.6
Information Technology	10.0
Consumer Discretionary	8.8
Consumer Staples	7.7
Utilities	7.1
Materials	2.8
Telecommunication Services	1.4

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.55%	$1,000.00	$1,102.70	$2.91
	Hypothetical*	0.55%	$1,000.00	$1,022.37	$2.80

Class B(a)	Actual	0.80%	$1,000.00	$1,101.40	$4.23
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

Class E(a)	Actual	0.70%	$1,000.00	$1,102.10	$3.70
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Boeing Co. (The) (a)	310,800	$48,385,344
Raytheon Co.	151,600	21,527,200
United Technologies Corp.	355,800	39,002,796

		108,915,340

Airlines—1.0%
Southwest Airlines Co. (a)	667,000	33,243,280

Auto Components—0.4%
Adient plc (a) (b)	228,718	13,402,875

Automobiles—0.5%
General Motors Co.	455,300	15,862,652

Banks—12.5%
Bank of America Corp.	1,745,300	38,571,130
Citigroup, Inc.	1,323,500	78,655,605
Fifth Third Bancorp	2,108,100	56,855,457
JPMorgan Chase & Co.	1,619,500	139,746,655
U.S. Bancorp	516,600	26,537,742
Wells Fargo & Co.	1,233,594	67,983,365

		408,349,954

Beverages—1.5%
PepsiCo, Inc.	460,400	48,171,652

Biotechnology—0.8%
Amgen, Inc.	54,000	7,895,340
Gilead Sciences, Inc.	246,200	17,630,382

		25,525,722

Building Products—1.6%
Johnson Controls International plc	1,238,985	51,033,792

Capital Markets—6.8%
Ameriprise Financial, Inc. (a)	412,500	45,762,750
Bank of New York Mellon Corp. (The)	1,328,900	62,963,282
Invesco, Ltd. (a)	733,500	22,254,390
Morgan Stanley	2,132,000	90,077,000

		221,057,422

Chemicals—1.2%
E.I. du Pont de Nemours & Co.	537,200	39,430,480

Commercial Services & Supplies—0.5%
Stericycle, Inc. (a) (b)	201,349	15,511,927

Communications Equipment—1.7%
Cisco Systems, Inc. (a)	1,864,700	56,351,234

Construction Materials—0.8%
Vulcan Materials Co. (a)	213,900	26,769,585

Consumer Finance—1.4%
American Express Co.	603,400	44,699,872

Containers & Packaging—0.7%
International Paper Co. (a)	467,100	24,784,326

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc.	598,600	31,953,268

Electric Utilities—5.4%
Entergy Corp. (a)	218,200	16,031,154
Exelon Corp. (a)	1,384,100	49,121,709
FirstEnergy Corp.	652,504	20,208,049
PG&E Corp.	1,487,900	90,419,683

		175,780,595

Electronic Equipment, Instruments & Components—0.9%
TE Connectivity, Ltd.	417,900	28,952,112

Equity Real Estate Investment Trusts—1.2%
VEREIT, Inc.	2,238,511	18,937,803
Weyerhaeuser Co. (a)	645,100	19,411,059

		38,348,862

Food & Staples Retailing—0.9%
Wal-Mart Stores, Inc.	435,900	30,129,408

Food Products—2.0%
Bunge, Ltd.	406,700	29,380,008
Tyson Foods, Inc. - Class A (a)	586,000	36,144,480

		65,524,488

Health Care Equipment & Supplies—2.6%
Hologic, Inc. (b)	704,400	28,260,528
Medtronic plc	778,065	55,421,570

		83,682,098

Health Care Providers & Services—1.5%
Aetna, Inc.	397,900	49,343,579

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	570,000	29,674,200
Las Vegas Sands Corp. (a)	435,700	23,270,737

		52,944,937

Household Products—1.2%
Procter & Gamble Co. (The)	451,346	37,949,172

Independent Power and Renewable Electricity Producers—1.0%
AES Corp. (a)	2,753,239	31,992,637

Industrial Conglomerates—2.2%
General Electric Co. (a)	2,324,500	73,454,200

Insurance—4.0%
American International Group, Inc.	97,500	6,367,725
Chubb, Ltd.	50,500	6,672,060
Loews Corp.	771,900	36,148,077

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc.	603,943	$40,820,507
XL Group, Ltd. (a)	1,067,210	39,764,245

		129,772,614

Leisure Products—0.8%
Mattel, Inc. (a)	946,200	26,067,810

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc. (a)	280,300	39,550,330

Machinery—1.9%
Cummins, Inc.	176,500	24,122,255
Illinois Tool Works, Inc.	299,200	36,640,032

		60,762,287

Media—3.7%
Comcast Corp. - Class A	808,900	55,854,545
News Corp. - Class A	1,617,200	18,533,112
Twenty-First Century Fox, Inc. - Class B	1,762,400	48,025,400

		122,413,057

Multiline Retail—0.6%
Kohl’s Corp. (a)	429,200	21,193,896

Oil, Gas & Consumable Fuels—10.5%
Apache Corp. (a)	539,700	34,254,759
Canadian Natural Resources, Ltd.	824,300	26,278,684
EQT Corp. (a)	261,599	17,108,575
Exxon Mobil Corp.	775,500	69,996,630
Hess Corp.	497,400	30,983,046
Occidental Petroleum Corp.	582,000	41,455,860
Royal Dutch Shell plc - Class A (ADR)	858,300	46,674,354
Total S.A. (ADR) (a)	1,292,200	65,863,434
TransCanada Corp. (a)	265,126	11,970,439

		344,585,781

Personal Products—0.4%
Coty, Inc. - Class A (a)	739,929	13,548,100

Pharmaceuticals—6.1%
Johnson & Johnson	535,900	61,741,039
Merck & Co., Inc.	841,900	49,562,653
Pfizer, Inc.	2,702,100	87,764,208

		199,067,900

Road & Rail—0.9%
Canadian Pacific Railway, Ltd.	200,400	28,611,108

Semiconductors & Semiconductor Equipment—3.7%
Applied Materials, Inc.	795,900	25,683,693
NXP Semiconductors NV (b)	249,424	24,446,046
QUALCOMM, Inc.	647,100	42,190,920

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	377,900	27,575,363

		119,896,022

Software—2.6%
Microsoft Corp.	1,382,900	85,933,406

Specialty Retail—1.1%
Lowe’s Cos., Inc.	500,600	35,602,672

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	319,000	36,946,580

Tobacco—1.8%
Philip Morris International, Inc.	628,400	57,492,316

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc. (b)	237,300	13,647,123

Total Common Stocks (Cost $2,581,915,860)		3,168,256,471

Convertible Preferred Stock—0.7%

Electric Utilities—0.7%
NextEra Energy, Inc. 6.123%, 09/01/19 (Cost $24,199,120)	494,229	24,207,336

Short-Term Investment—1.7%

Mutual Fund—1.7%
T.Rowe Price Treasury Reserve Fund (formerly, T.Rowe Price Government Reserve Investment Fund) (c)	56,606,513	56,606,523

Total Short-Term Investments (Cost $56,606,523)		56,606,523

Securities Lending Reinvestments (d)—7.4%

Certificates of Deposit—3.3%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (e)	4,000,000	3,999,180
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (e)	3,000,000	3,002,539
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (e)	3,000,000	3,000,060
Barclays New York 0.894%, 02/10/17 (e)	5,500,000	5,501,779
BNP Paribas New York 1.226%, 08/04/17 (e)	2,000,000	2,000,888
Chiba Bank, Ltd., New York 0.870%, 01/10/17	4,000,000	4,000,092

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG New York 1.364%, 05/12/17 (e)	5,000,000	$5,000,520
1.444%, 04/24/17 (e)	1,000,000	1,000,235
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	900,000	899,842
DZ Bank AG New York 1.010%, 02/27/17	3,500,000	3,501,011
KBC Brussells 1.050%, 01/27/17	1,500,000	1,500,285
1.050%, 02/07/17	1,500,000	1,500,375
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	748,279	749,678
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	9,000,000	8,999,136
1.361%, 04/26/17 (e)	1,500,000	1,499,923
National Australia Bank London 1.034%, 05/02/17 (e)	2,000,000	2,001,888
1.182%, 11/09/17 (e)	9,000,000	8,977,680
National Bank of Canada 0.650%, 01/06/17	8,000,000	8,000,320
Natixis New York 0.900%, 02/17/17	8,000,000	8,001,024
Shizuoka Bank New York 0.840%, 01/03/17	3,500,000	3,500,014
Standard Chartered Bank New York 1.150%, 03/21/17	9,000,000	9,001,521
Sumitomo Bank New York 1.212%, 06/05/17 (e)	2,000,000	1,999,960
1.215%, 05/05/17 (e)	2,250,000	2,253,748
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	750,000	750,029
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	4,250,000	4,257,784
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (e)	2,000,000	2,000,236
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	500,000	500,087
UBS, Stamford 1.084%, 05/12/17 (e)	2,400,000	2,399,818
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	900,000	900,252
1.264%, 10/26/17 (e)	1,000,000	1,000,683

		106,699,673

Commercial Paper—1.9%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	697,877	699,389
Barton Capital Corp. 0.660%, 01/12/17	4,994,225	4,998,755
0.870%, 01/12/17	4,997,463	4,998,755
Den Norske ASA 1.206%, 04/27/17 (e)	900,000	900,048
Erste Abwicklungsanstalt 1.014%, 03/10/17 (e)	6,100,000	6,100,036

Commercial Paper—(Continued)
HSBC plc 1.216%, 04/25/17 (e)	1,750,000	$1,749,925
Kells Funding LLC 1.040%, 01/19/17	498,238	499,804
LMA Americas LLC 0.710%, 01/06/17	1,098,698	1,099,847
LMA S.A. & LMA Americas 1.000%, 01/13/17	498,792	499,825
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
1.160%, 03/20/17	6,480,941	6,483,781
Old Line Funding LLC 0.840%, 01/03/17	748,653	749,941
1.030%, 03/13/17 (e)	7,500,000	7,505,853
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	2,993,177	2,996,016
Starbird Funding Corp. 1.240%, 06/13/17 (e)	3,000,000	2,999,757
Toronto Dominion Holding Corp. 0.600%, 01/05/17	4,994,833	4,999,440
United Overseas Bank, Ltd. 0.900%, 02/22/17	7,981,600	7,989,848
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,493,333	2,498,120
Westpac Banking Corp. 1.232%, 10/20/17 (e)	1,500,000	1,502,619

		60,271,142

Money Market Fund—0.1%
Fidelity Investments Money Market Treasury Portfolio	2,000,000	2,000,000

Repurchase Agreements—1.7%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $12,106,662 on 01/03/17, collateralized by various Common Stock with a value of $13,449,816.	12,100,000	12,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $3,800,429 on 01/03/17, collateralized by $3,759,550 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $3,877,964.	3,800,000	3,800,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,003,667 on 01/06/17, collateralized by $9,893,551 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,205,168.	10,000,000	$10,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,010,247 on 04/03/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $15,002,479 on 01/03/17, collateralized by $24,076,040 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $15,301,881.	15,000,000	15,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $11,679,499 on 01/03/17, collateralized by $10,837,256 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $11,912,427.	11,678,850	11,678,850

		55,578,850

Time Deposits—0.4%
OP Corporate Bank plc 1.010%, 01/04/17	600,000	600,000
1.200%, 01/23/17	10,000,000	10,000,000
Royal Bank of Canada London 0.700%, 01/04/17	1,000,000	1,000,000

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	200,000	200,000
1.220%, 01/26/17	2,000,000	2,000,000

		13,800,000

Total Securities Lending Reinvestments (Cost $238,342,483)		238,349,665

Total Investments—106.8% (Cost $2,901,063,986) (f)		3,487,419,995
Other assets and liabilities (net)—(6.8)%		(220,890,472)

Net Assets—100.0%		$3,266,529,523

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $231,716,756 and the collateral received consisted of cash in the amount of $238,299,396. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,912,422,942. The aggregate unrealized appreciation and depreciation of investments were $613,690,907 and $(38,693,854), respectively, resulting in net unrealized appreciation of $574,997,053 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,168,256,471	$—	$—	$3,168,256,471
Total Convertible Preferred Stock*	24,207,336	—	—	24,207,336
Total Short-Term Investment*	56,606,523	—	—	56,606,523
Securities Lending Reinvestments
Certificates of Deposit	—	106,699,673	—	106,699,673
Commercial Paper	—	60,271,142	—	60,271,142
Money Market Fund	2,000,000	—	—	2,000,000
Repurchase Agreements	—	55,578,850	—	55,578,850
Time Deposits	—	13,800,000	—	13,800,000
Total Securities Lending Reinvestments	2,000,000	236,349,665	—	238,349,665
Total Investments	$3,251,070,330	$236,349,665	$—	$3,487,419,995

Collateral for Securities Loaned (Liability)	$—	$(238,299,396)	$—	$(238,299,396)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$3,430,813,472
Affiliated investments at value (c)	56,606,523
Cash denominated in foreign currencies (d)	20
Receivable for:
Investments sold	21,079,241
Fund shares sold	75,864
Dividends	6,574,619
Dividends on affiliated investments	17,993
Prepaid expenses	9,101

Total Assets	3,515,176,833
Liabilities
Collateral for securities loaned	238,299,396
Payables for:
Investments purchased	6,371,687
Fund shares redeemed	1,872,492
Accrued Expenses:
Management fees	1,460,463
Distribution and service fees	259,283
Deferred trustees’ fees	101,823
Other expenses	282,166

Total Liabilities	248,647,310

Net Assets	$3,266,529,523

Net Assets Consist of:
Paid in surplus	$2,332,174,753
Undistributed net investment income	75,257,486
Accumulated net realized gain	272,741,498
Unrealized appreciation on investments and foreign currency transactions	586,355,786

Net Assets	$3,266,529,523

Net Assets
Class A	$1,882,720,765
Class B	966,956,873
Class E	416,851,885
Capital Shares Outstanding*
Class A	55,686,497
Class B	28,807,132
Class E	12,381,282
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$33.81
Class B	33.57
Class E	33.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,844,457,463.
(b)	Includes securities loaned at value of $231,716,756.
(c)	Identified cost of affiliated investments was $56,606,523.
(d)	Identified cost of cash denominated in foreign currencies was $20.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$96,451,272
Dividends from affiliated investments	170,784
Securities lending income	814,894
Other income (b)	39,790

Total investment income	97,476,740
Expenses
Management fees	18,130,375
Administration fees	102,386
Custodian and accounting fees	150,260
Distribution and service fees—Class B	2,298,120
Distribution and service fees—Class E	606,879
Audit and tax services	42,041
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	121,738
Insurance	22,548
Miscellaneous	31,952

Total expenses	21,587,659
Less management fee waiver	(934,552)
Less broker commission recapture	(33,797)

Net expenses	20,619,310

Net Investment Income	76,857,430

Net Realized and Unrealized Gain
Net realized gain on:
Investments	276,790,976
Foreign currency transactions	788

Net realized gain	276,791,764

Net change in unrealized appreciation (depreciation) on:
Investments	123,633,838
Foreign currency transactions	(292)

Net change in unrealized appreciation	123,633,546

Net realized and unrealized gain	400,425,310

Net Increase in Net Assets From Operations	$477,282,740

(a)	Net of foreign withholding taxes of $1,245,314.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$76,857,430	$62,873,346
Net realized gain	276,791,764	371,083,477
Net change in unrealized appreciation (depreciation)	123,633,546	(553,557,105)

Increase (decrease) in net assets from operations	477,282,740	(119,600,282)

From Distributions to Shareholders
Net investment income
Class A	(56,050,168)	(35,648,433)
Class B	(25,390,193)	(15,059,345)
Class E	(11,600,242)	(7,465,717)
Net realized capital gains
Class A	(213,616,315)	(4,289,405)
Class B	(106,363,622)	(2,134,850)
Class E	(46,823,835)	(959,137)

Total distributions	(459,844,375)	(65,556,887)

Increase (decrease) in net assets from capital share transactions	1,589,111	(334,612,334)

Total increase (decrease) in net assets	19,027,476	(519,769,503)

Net Assets
Beginning of period	3,247,502,047	3,767,271,550

End of period	$3,266,529,523	$3,247,502,047

Undistributed net investment income
End of period	$75,257,486	$96,285,694

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	304,976	$10,079,616	378,392	$13,326,663
Reinvestments	8,950,099	269,666,483	1,121,534	39,937,838
Redemptions	(9,287,369)	(307,497,293)	(6,340,406)	(223,368,986)

Net decrease	(32,294)	$(27,751,194)	(4,840,480)	$(170,104,485)

Class B
Sales	1,871,063	$61,285,566	1,707,628	$59,016,979
Reinvestments	4,399,126	131,753,815	485,300	17,194,195
Redemptions	(5,020,615)	(163,665,260)	(5,295,784)	(184,254,758)

Net increase (decrease)	1,249,574	$29,374,121	(3,102,856)	$(108,043,584)

Class E
Sales	429,372	$14,094,760	355,820	$12,374,855
Reinvestments	1,945,524	58,424,077	237,320	8,424,854
Redemptions	(2,220,987)	(72,552,653)	(2,214,035)	(77,263,974)

Net increase (decrease)	153,909	$(33,816)	(1,620,895)	$(56,464,265)

Increase (decrease) derived from capital shares transactions		$1,589,111		$(334,612,334)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$34.09	$35.94	$32.15	$24.42	$21.00

Income (Loss) from Investment Operations
Net investment income (a)	0.82	0.66	0.57	0.48	0.47
Net realized and unrealized gain (loss) on investments	4.08	(1.82)	3.73	7.74	3.33

Total from investment operations	4.90	(1.16)	4.30	8.22	3.80

Less Distributions
Distributions from net investment income	(1.08)	(0.62)	(0.51)	(0.49)	(0.38)
Distributions from net realized capital gains	(4.10)	(0.07)	0.00	0.00	0.00

Total distributions	(5.18)	(0.69)	(0.51)	(0.49)	(0.38)

Net Asset Value, End of Period	$33.81	$34.09	$35.94	$32.15	$24.42

Total Return (%) (b)	16.20	(3.31)	13.57	34.09	18.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	2.51	1.88	1.69	1.69	2.06
Portfolio turnover rate (%)	27	33	19 (e)	14	15
Net assets, end of period (in millions)	$1,882.7	$1,899.2	$2,176.5	$2,580.1	$2,019.1

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.86	$35.71	$31.95	$24.27	$20.87

Income (Loss) from Investment Operations
Net investment income (a)	0.74	0.57	0.48	0.41	0.41
Net realized and unrealized gain (loss) on investments	4.05	(1.83)	3.71	7.70	3.31

Total from investment operations	4.79	(1.26)	4.19	8.11	3.72

Less Distributions
Distributions from net investment income	(0.98)	(0.52)	(0.43)	(0.43)	(0.32)
Distributions from net realized capital gains	(4.10)	(0.07)	0.00	0.00	0.00

Total distributions	(5.08)	(0.59)	(0.43)	(0.43)	(0.32)

Net Asset Value, End of Period	$33.57	$33.86	$35.71	$31.95	$24.27

Total Return (%) (b)	15.94	(3.59)	13.28	33.77	17.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.81	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	2.26	1.63	1.45	1.44	1.81
Portfolio turnover rate (%)	27	33	19 (e)	14	15
Net assets, end of period (in millions)	$967.0	$933.1	$1,094.7	$1,065.2	$904.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$33.95	$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.77	0.60	0.39
Net realized and unrealized gain (loss) on investments	4.07	(1.82)	2.82

Total from investment operations	4.84	(1.22)	3.21

Less Distributions
Distributions from net investment income	(1.02)	(0.58)	0.00
Distributions from net realized capital gains	(4.10)	(0.07)	0.00

Total distributions	(5.12)	(0.65)	0.00

Net Asset Value, End of Period	$33.67	$33.95	$35.82

Total Return (%) (b)	16.06	(3.48)	9.84	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	(h)
Net ratio of expenses to average net assets (%) (c)(d)	0.71	0.71	0.71	(h)
Ratio of net investment income to average net assets (%)	2.36	1.73	1.65	(h)
Portfolio turnover rate (%)	27	33	19	(e)
Net assets, end of period (in millions)	$416.9	$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waiver on average net assets was 0.02% for the year ended December 31, 2016 (see Note 5 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(f)	Commencement of operations was April 23, 2014.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, convertible preferred stock, real estate investment trusts (REITs) and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $55,578,850. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-16

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$839,158,542	$0	$1,255,609,031

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

MIST-17

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the year ended December 31, 2016, the Adviser earned management fees in the amount of $18,130,375 for managing the Portfolio.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period October 17, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	All Assets

Amounts waived for the year ended December 31, 2016 amounted to $168,251 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”), an affiliate of the Trust, in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2016 amounted to $766,301 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-18

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of December 31, 2016
T. Rowe Price Treasury Reserve Fund	30,782,469	441,843,846	(416,019,802)	56,606,513	$—	$170,784	$56,606,523

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$95,726,498	$58,173,495	$364,117,877	$7,383,392	$459,844,375	$65,556,887

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$100,938,013	$258,521,751	$574,996,828	$—	$934,456,592

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-19

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Value Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-23

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 17, 2016.

MIST-26

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-27

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-28

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-29

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-30

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 6.52%, 6.22%, and 6.36%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 7.33%.

MARKET ENVIRONMENT / CONDITIONS

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end in response to the unexpected election of Donald Trump as the next U.S. president in November. Cyclical stocks, particularly potential beneficiaries of the president’s stated preference for higher infrastructure spending and lower taxes, performed strongly. The Energy sector received a boost when the Organization of Petroleum Exporting Countries (“OPEC”) agreed to cut production, and oil-producing nations outside OPEC announced they would follow suit. Small- and mid-cap stocks substantially outperformed large-caps. Among mid-caps, value strategies led growth by a significant margin. Within the Russell Midcap Growth Index, Energy was by far the strongest performer, followed by Materials and Financials. Real Estate and Health Care ended in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12-month period ended December 31, 2016, the Portfolio underperformed its benchmark, the Russell Midcap Growth Index. Broadly speaking, stock selection detracted from relative results, while sector allocation helped.

Financials proved to be the greatest detractor, due to stock choices that included LPL Financial Holdings, Jones Lang LaSalle, and Willis Towers Watson. Shares in LPL Financial Holdings fell after an ill-timed, debt-funded share buyback driven by activist investor pressure, as well as a dip in commissions from real estate investment trusts; we have eliminated our position. Jones Lang LaSalle missed two earnings estimates over the course of the year and faced investor skepticism of its shift toward the lower-margin annuity market as well as its potential exposure to Brexit. Willis Towers Watson also struggled due to its exposure to Brexit, as well as slowing organic growth. We have increased the Portfolio’s exposure to the Financials sector, where our primary areas of interest are capital markets and insurance.

Stock selection and a detrimental underweight made Information Technology another area of relative weakness. Among the underperformers were Red Hat and VeriSign. Red Hat saw share prices drop due to a sell-off of software names early in the period, a CFO transition, and lower-than-expected billings. VeriSign, which serves as monopoly operator of the .com and .net domain name registries and also offers security services, struggled in the wake of a prominent senator’s public call to review pricing terms before renewing VeriSign’s .com registry agreement. We believe that there are several positive long-term trends in this sector’s favor, including the shift to mobile computing, increased online advertising and commerce, growth in cloud computing, and opportunities to take advantage of very large data sets.

In Telecommunication Services, the Portfolio’s stock holdings outperformed their benchmark peers, most notably T-Mobile. Shares rose amid speculation about potential merger and acquisition activity as well as the successful launch of a new unlimited data product. The Portfolio generally has limited exposure here, where our focus is on the wireless industry.

The Portfolio received an additional boost from its overweight position in Industrials and Business Services. In the Industrials and Business Services sector, we favor well-run companies with high-growth end markets and management teams skilled at deploying capital and integrating acquisitions.

Stock positioning within Materials helped as well, particularly the Portfolio’s exposure to Martin Marietta Materials. Martin Marietta Materials has benefited from a cyclical recovery in the aggregates industry due to increases in highway spending and residential construction. Materials generally represents a very small area of investment for the Portfolio, as few companies meet our growth criteria.

At the end of the period, the Portfolio was overweight relative to the benchmark in Industrials and Business Services, Financials, Health Care, Telecommunication Services, and Materials. The Portfolio had underweights to Consumer Discretionary, Consumer Staples, Real Estate, and Information Technology sectors.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	6.52	14.96	10.16
Class B	6.22	14.68	9.89
Class E	6.36	14.81	10.00
Russell Midcap Growth Index	7.33	13.51	7.83

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Textron, Inc.	2.3
Fiserv, Inc.	2.2
Willis Towers Watson plc	2.0
Teleflex, Inc.	1.8
Microchip Technology, Inc.	1.7
Hologic, Inc.	1.6
AutoZone, Inc.	1.6
Norwegian Cruise Line Holdings, Ltd.	1.6
IDEX Corp.	1.5
Marriott International, Inc. - Class A	1.5

Top Sectors

% of Net Assets
Information Technology	20.0
Industrials	19.6
Health Care	19.2
Consumer Discretionary	16.7
Financials	10.6
Materials	5.4
Consumer Staples	2.2
Energy	1.7
Telecommunication Services	1.2
Real Estate	0.2

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.73%	$1,000.00	$1,047.50	$3.76
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class B(a)	Actual	0.98%	$1,000.00	$1,046.50	$5.04
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.98

Class E(a)	Actual	0.88%	$1,000.00	$1,046.20	$4.53
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
DigitalGlobe, Inc. (a) (b)	367,000	$10,514,550
Rockwell Collins, Inc.	152,000	14,099,520
Textron, Inc.	745,000	36,177,200

		60,791,270

Automobiles—0.7%
Ferrari NV	98,000	5,697,720
Tesla Motors, Inc. (a) (b)	24,000	5,128,560

		10,826,280

Biotechnology—2.5%
Alkermes plc (a) (b)	356,000	19,786,480
Alnylam Pharmaceuticals, Inc. (a) (b)	80,000	2,995,200
Incyte Corp. (a)	71,000	7,119,170
Neurocrine Biosciences, Inc. (a) (b)	32,000	1,238,400
TESARO, Inc. (a) (b)	29,000	3,899,920
Vertex Pharmaceuticals, Inc. (a)	80,000	5,893,600

		40,932,770

Building Products—1.0%
Allegion plc (b)	245,000	15,680,000

Capital Markets—5.7%
Bats Global Markets, Inc.	97,000	3,250,470
CBOE Holdings, Inc. (b)	257,000	18,989,730
E*Trade Financial Corp. (a)	227,000	7,865,550
FactSet Research Systems, Inc. (b)	38,000	6,210,340
Intercontinental Exchange, Inc.	360,000	20,311,200
MSCI, Inc.	130,000	10,241,400
Oaktree Capital Group LLC	65,000	2,437,500
TD Ameritrade Holding Corp.	503,000	21,930,800

		91,236,990

Chemicals—3.0%
Air Products & Chemicals, Inc.	130,000	18,696,600
Ashland Global Holdings, Inc.	104,000	11,366,160
RPM International, Inc. (b)	257,000	13,834,310
Valvoline, Inc. (b)	178,000	3,827,000

		47,724,070

Commercial Services & Supplies—2.0%
KAR Auction Services, Inc.	261,000	11,123,820
Stericycle, Inc. (a)	42,561	3,278,899
Waste Connections, Inc.	231,000	18,154,290

		32,557,009

Communications Equipment—1.3%
Harris Corp.	194,000	19,879,180
Palo Alto Networks, Inc. (a) (b)	13,000	1,625,650

		21,504,830

Construction Materials—0.8%
Martin Marietta Materials, Inc.	58,000	12,848,740

Containers & Packaging—1.1%
Ball Corp.	226,000	16,965,820

Diversified Telecommunication Services—0.2%
SBA Communications Corp. - Class A (a) (b)	26,000	2,684,760

Electrical Equipment—1.6%
Acuity Brands, Inc.	33,000	7,618,380
Sensata Technologies Holding NV (a) (b)	461,000	17,955,950

		25,574,330

Electronic Equipment, Instruments & Components—1.5%
Cognex Corp. (b)	81,000	5,153,220
Keysight Technologies, Inc. (a)	501,000	18,321,570

		23,474,790

Equity Real Estate Investment Trusts—0.0%
Equinix, Inc.	2,000	714,820

Food & Staples Retailing—0.5%
Sprouts Farmers Market, Inc. (a)	446,165	8,441,442

Food Products—1.7%
Blue Buffalo Pet Products, Inc. (a)	195,000	4,687,800
Conagra Brands, Inc.	292,000	11,548,600
TreeHouse Foods, Inc. (a) (b)	146,000	10,539,740

		26,776,140

Health Care Equipment & Supplies—8.0%
Cooper Cos., Inc. (The)	119,000	20,816,670
DENTSPLY SIRONA, Inc. (b)	320,000	18,473,600
Hologic, Inc. (a)	659,000	26,439,080
IDEXX Laboratories, Inc. (a)	81,000	9,498,870
Intuitive Surgical, Inc. (a)	26,000	16,488,420
Teleflex, Inc. (b)	179,000	28,845,850
West Pharmaceutical Services, Inc. (b)	102,000	8,652,660

		129,215,150

Health Care Providers & Services—3.2%
Acadia Healthcare Co., Inc. (a) (b)	169,000	5,593,900
Envision Healthcare Corp. (a) (b)	178,000	11,265,620
Henry Schein, Inc. (a) (b)	81,000	12,288,510
MEDNAX, Inc. (a) (b)	324,000	21,597,840

		50,745,870

Health Care Technology—0.5%
Veeva Systems, Inc. - Class A (a) (b)	192,000	7,814,400

Hotels, Restaurants & Leisure—5.6%
Aramark	289,000	10,323,080
Choice Hotels International, Inc.	65,000	3,643,250
Marriott International, Inc. - Class A	299,000	24,721,320
MGM Resorts International (a)	333,000	9,600,390
Norwegian Cruise Line Holdings, Ltd. (a) (b)	588,000	25,007,640
Royal Caribbean Cruises, Ltd.	138,000	11,321,520

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Vail Resorts, Inc. (b)	31,184	$5,030,291

		89,647,491

Household Durables—0.5%
Harman International Industries, Inc.	71,000	7,892,360

Industrial Conglomerates—1.5%
Roper Technologies, Inc.	132,000	24,166,560

Insurance—4.5%
FNF Group	712,000	24,179,520
Progressive Corp. (The)	492,000	17,466,000
Willis Towers Watson plc	257,000	31,425,960

		73,071,480

Internet & Direct Marketing Retail—0.3%
TripAdvisor, Inc. (a)	99,000	4,590,630

Internet Software & Services—1.6%
Match Group, Inc. (a) (b)	171,552	2,933,539
VeriSign, Inc. (a) (b)	227,000	17,267,890
Zillow Group, Inc. - Class A (a) (b)	62,000	2,259,900
Zillow Group, Inc. - Class C (a) (b)	95,000	3,464,650

		25,925,979

IT Services—8.2%
Black Knight Financial Services, Inc. - Class A (a) (b)	11,821	446,834
CoreLogic, Inc. (a)	323,000	11,896,090
CSRA, Inc. (b)	214,414	6,826,942
Fidelity National Information Services, Inc.	111,000	8,396,040
Fiserv, Inc. (a)	340,000	36,135,200
FleetCor Technologies, Inc. (a)	104,000	14,718,080
Gartner, Inc. (a)	86,000	8,692,020
Global Payments, Inc.	259,000	17,977,190
Sabre Corp. (b)	389,000	9,705,550
Vantiv, Inc. - Class A (a)	292,000	17,409,040

		132,202,986

Life Sciences Tools & Services—3.6%
Agilent Technologies, Inc.	460,000	20,957,600
Bruker Corp.	621,000	13,152,780
Illumina, Inc. (a)	65,000	8,322,600
Mettler-Toledo International, Inc. (a)	15,000	6,278,400
Quintiles IMS Holdings, Inc. (a) (b)	120,000	9,126,000

		57,837,380

Machinery—4.2%
Colfax Corp. (a)	146,000	5,245,780
Fortive Corp.	243,000	13,032,090
IDEX Corp.	276,000	24,856,560
Middleby Corp. (The) (a) (b)	59,000	7,599,790
WABCO Holdings, Inc. (a)	50,000	5,307,500

Machinery—(Continued)
Xylem, Inc.	242,000	11,983,840

		68,025,560

Metals & Mining—0.5%
Franco-Nevada Corp.	143,000	8,545,680

Multiline Retail—1.5%
Dollar General Corp.	324,000	23,998,680

Oil, Gas & Consumable Fuels—1.7%
ARC Resources, Ltd. (b)	259,000	4,457,968
Centennial Resource Development, Inc. - Class A (a) (c) (d)	73,503	1,304,531
Cimarex Energy Co.	26,000	3,533,400
Concho Resources, Inc. (a)	32,000	4,243,200
EQT Corp. (b)	211,000	13,799,400

		27,338,499

Pharmaceuticals—1.4%
Catalent, Inc. (a) (b)	430,000	11,592,800
Zoetis, Inc.	194,000	10,384,820

		21,977,620

Professional Services—4.1%
Equifax, Inc.	187,708	22,192,717
IHS Markit, Ltd. (a)	571,000	20,219,110
ManpowerGroup, Inc.	32,000	2,843,840
TransUnion (a)	97,000	3,000,210
Verisk Analytics, Inc. (a)	211,000	17,126,870

		65,382,747

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc. (b)	33,000	3,334,320
WeWork Cos., Inc. - Class A (a) (c) (d)	47,810	1,549,044

		4,883,364

Road & Rail—1.4%
J.B. Hunt Transport Services, Inc.	65,000	6,309,550
Kansas City Southern (b)	161,000	13,660,850
Old Dominion Freight Line, Inc. (a)	32,000	2,745,280

		22,715,680

Semiconductors & Semiconductor Equipment—3.1%
KLA-Tencor Corp.	65,000	5,114,200
Microchip Technology, Inc. (b)	420,000	26,943,000
NXP Semiconductors NV (a)	113,000	11,075,130
Xilinx, Inc.	125,000	7,546,250

		50,678,580

Software—4.2%
Atlassian Corp. plc - Class A (a) (b)	284,000	6,838,720
Electronic Arts, Inc. (a)	97,000	7,639,720
Guidewire Software, Inc. (a) (b)	71,000	3,502,430

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Red Hat, Inc. (a)	275,000	$19,167,500
ServiceNow, Inc. (a)	65,000	4,832,100
Splunk, Inc. (a) (b)	130,000	6,649,500
SS&C Technologies Holdings, Inc. (b)	256,000	7,321,600
Tableau Software, Inc. - Class A (a) (b)	118,000	4,973,700
Workday, Inc. - Class A (a) (b)	97,000	6,410,730

		67,336,000

Specialty Retail—6.0%
AutoZone, Inc. (a)	32,000	25,273,280
Burlington Stores, Inc. (a)	97,000	8,220,750
CarMax, Inc. (a) (b)	309,000	19,896,510
Dick’s Sporting Goods, Inc. (b)	112,000	5,947,200
L Brands, Inc.	145,000	9,546,800
Michaels Cos., Inc. (The) (a) (b)	485,000	9,918,250
O’Reilly Automotive, Inc. (a) (b)	62,000	17,261,420

		96,064,210

Textiles, Apparel & Luxury Goods—2.2%
Carter’s, Inc.	90,000	7,775,100
Coach, Inc.	470,000	16,459,400
Hanesbrands, Inc. (b)	259,000	5,586,630
PVH Corp.	58,000	5,233,920

		35,055,050

Wireless Telecommunication Services—1.0%
T-Mobile U.S., Inc. (a)	292,000	16,792,920

Total Common Stocks (Cost $1,138,349,022)		1,550,638,937

Convertible Preferred Stocks—0.3%

Real Estate Management & Development—0.3%
WeWork Cos., Inc. - Series D1 (a) (c) (d)	89,839	2,910,784
WeWork Cos., Inc. - Series D2 (a) (c) (d)	70,588	2,287,051

Total Convertible Preferred Stocks (Cost $2,671,296)		5,197,835

Short-Term Investment—3.2%

Mutual Fund—3.2%
T.Rowe Price Treasury Reserve Fund (formerly, T.Rowe Price Government Reserve Investment Fund) (e)	52,182,740	52,182,741

Total Short-Term Investments (Cost $52,182,741)		52,182,741

Securities Lending Reinvestments (f)—18.1%

Certificates of Deposit—7.8%
Barclays New York 0.894%, 02/10/17 (g)	5,000,000	5,001,617

Certificates of Deposit—(Continued)
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,600,000	2,600,060
Cooperative Rabobank UA New York 1.278%, 10/13/17 (g)	2,500,000	2,500,563
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (g)	5,500,000	5,504,339
Credit Industriel et Commercial 1.245%, 04/05/17 (g)	1,900,000	1,901,026
Credit Suisse AG New York 1.335%, 04/03/17 (g)	1,900,000	1,900,416
1.364%, 04/11/17 (g)	4,400,000	4,400,959
1.364%, 05/12/17 (g)	3,000,000	3,000,312
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (g)	2,400,000	2,399,580
DZ Bank London 0.990%, 03/01/17	3,500,000	3,500,735
ING Bank NV 1.265%, 04/18/17 (g)	5,400,000	5,409,899
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	5,500,000	5,500,660
KBC Brussells 1.050%, 01/27/17	1,900,000	1,900,361
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	7,993,534	7,999,040
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	2,394,493	2,398,968
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (g)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	1,500,000	1,499,856
1.395%, 04/11/17 (g)	3,500,000	3,501,053
1.436%, 04/18/17 (g)	3,800,000	3,801,193
National Australia Bank London 1.034%, 05/02/17 (g)	4,000,000	4,003,776
1.182%, 11/09/17 (g)	5,500,000	5,486,360
National Bank of Canada 0.650%, 01/06/17	4,000,000	4,000,160
Natixis New York 0.900%, 02/17/17	1,500,000	1,500,192
1.262%, 04/07/17 (g)	2,500,000	2,501,003
Rabobank London 1.281%, 10/13/17 (g)	1,000,000	1,002,398
Royal Bank of Canada New York 1.145%, 04/04/17 (g)	2,000,000	1,999,486
1.281%, 10/13/17 (g)	3,500,000	3,502,712
Sumitomo Bank New York 1.215%, 05/05/17 (g)	1,500,000	1,502,499
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	997,312	999,280

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (g)	2,500,000	$2,501,275
1.395%, 04/12/17 (g)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (g)	4,000,000	4,000,472
1.364%, 04/10/17 (g)	2,500,000	2,500,968
Svenska Handelsbanken New York 1.266%, 05/18/17 (g)	5,000,000	5,000,870
UBS, Stamford 1.084%, 05/12/17 (g)	4,000,000	3,999,696
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (g)	2,400,000	2,400,672
1.264%, 10/26/17 (g)	2,300,000	2,301,571

		123,428,361

Commercial Paper—3.0%
ABN AMRO Funding USA 0.910%, 01/11/17	2,993,175	2,999,067
Atlantic Asset Securitization LLC 0.990%, 01/12/17	997,525	999,676
Barton Capital Corp. 0.660%, 01/12/17	4,494,803	4,498,880
1.160%, 03/28/17	3,988,400	3,989,616
Commonwealth Bank Australia 1.236%, 10/23/17 (g)	3,000,000	3,001,686
Den Norske ASA 1.206%, 04/27/17 (g)	2,400,000	2,400,127
Erste Abwicklungsanstalt 1.014%, 03/10/17 (g)	6,600,000	6,600,040
HSBC plc 1.216%, 04/25/17 (g)	6,000,000	5,999,742
Macquarie Bank, Ltd. 0.930%, 01/19/17	748,218	749,537
0.950%, 01/03/17	3,990,711	3,999,572
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,995,000	1,999,886
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935
Starbird Funding Corp. 0.930%, 02/10/17	2,493,542	2,497,602
Toronto Dominion Holding Corp. 0.600%, 01/05/17	2,996,900	2,999,664
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	996,967	999,553
Westpac Banking Corp. 1.232%, 10/20/17 (g)	3,600,000	3,606,286

		48,840,117

Repurchase Agreements—6.6%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $6,900,680 on 01/03/17, collateralized by $6,960,283 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $7,038,001.	6,900,000	6,900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $5,400,570 on 01/03/17, collateralized by $5,512,860 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $5,508,031.	5,400,000	5,400,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $10,105,553 on 01/03/17, collateralized by various Common Stock with a value of $11,226,706.	10,100,000	10,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $5,020,967 on 03/03/17, collateralized by various Common Stock with a value of $5,500,000.	5,000,000	5,000,000
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $10,101,139 on 01/03/17, collateralized by $9,992,487 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,307,219.	10,100,000	10,100,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $16,005,867 on 01/06/17, collateralized by $15,829,682 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $16,328,268.	16,000,000	16,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,718,956 on 04/03/17, collateralized by various Common Stock with a value of $4,070,000.	3,700,000	3,700,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $10,000,667 on 01/03/17, collateralized by $17,957,643 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $10,200,680.	10,000,000	10,000,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	$10,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $10,000,756 on 01/03/17, collateralized by $14,673,645 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $10,200,000.	10,000,000	10,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $19,385,034 on 01/03/17, collateralized by $17,987,123 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $19,771,637.	19,383,957	19,383,957

		106,583,957

Time Deposits—0.7%
OP Corporate Bank plc 1.010%, 01/04/17	2,500,000	2,500,000
1.200%, 01/23/17	5,000,000	5,000,000
Shinkin Central Bank 1.200%, 01/27/17	700,000	700,000
1.220%, 01/26/17	3,200,000	3,200,000

		11,400,000

Total Securities Lending Reinvestments (Cost $290,214,038)		290,252,435

Total Investments—118.1% (Cost $1,483,417,097) (h)		1,898,271,948
Other assets and liabilities (net)—(18.1)%		(291,576,427)

Net Assets—100.0%		$1,606,695,521

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $282,695,821 and the collateral received consisted of cash in the amount of $290,160,498. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.5% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $8,051,410, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,483,771,901. The aggregate unrealized appreciation and depreciation of investments were $444,713,972 and $(30,213,925), respectively, resulting in net unrealized appreciation of $414,500,047 for federal income tax purposes.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Centennial Resource Development, Inc. - Class A	12/28/16	73,503	$1,068,734	$1,304,531
WeWork Cos., Inc. - Class A	12/09/14 - 05/26/15	47,810	722,353	1,549,044
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	2,910,784
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	2,287,051

				$8,051,410

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$60,791,270	$—	$—	$60,791,270
Automobiles	10,826,280	—	—	10,826,280
Biotechnology	40,932,770	—	—	40,932,770
Building Products	15,680,000	—	—	15,680,000
Capital Markets	91,236,990	—	—	91,236,990
Chemicals	47,724,070	—	—	47,724,070
Commercial Services & Supplies	32,557,009	—	—	32,557,009
Communications Equipment	21,504,830	—	—	21,504,830
Construction Materials	12,848,740	—	—	12,848,740
Containers & Packaging	16,965,820	—	—	16,965,820
Diversified Telecommunication Services	2,684,760	—	—	2,684,760
Electrical Equipment	25,574,330	—	—	25,574,330
Electronic Equipment, Instruments & Components	23,474,790	—	—	23,474,790
Equity Real Estate Investment Trusts	714,820	—	—	714,820
Food & Staples Retailing	8,441,442	—	—	8,441,442
Food Products	26,776,140	—	—	26,776,140
Health Care Equipment & Supplies	129,215,150	—	—	129,215,150
Health Care Providers & Services	50,745,870	—	—	50,745,870
Health Care Technology	7,814,400	—	—	7,814,400
Hotels, Restaurants & Leisure	89,647,491	—	—	89,647,491
Household Durables	7,892,360	—	—	7,892,360
Industrial Conglomerates	24,166,560	—	—	24,166,560
Insurance	73,071,480	—	—	73,071,480
Internet & Direct Marketing Retail	4,590,630	—	—	4,590,630
Internet Software & Services	25,925,979	—	—	25,925,979
IT Services	132,202,986	—	—	132,202,986
Life Sciences Tools & Services	57,837,380	—	—	57,837,380
Machinery	68,025,560	—	—	68,025,560
Metals & Mining	8,545,680	—	—	8,545,680
Multiline Retail	23,998,680	—	—	23,998,680
Oil, Gas & Consumable Fuels	26,033,968	1,304,531	—	27,338,499
Pharmaceuticals	21,977,620	—	—	21,977,620
Professional Services	65,382,747	—	—	65,382,747
Real Estate Management & Development	3,334,320	—	1,549,044	4,883,364
Road & Rail	22,715,680	—	—	22,715,680
Semiconductors & Semiconductor Equipment	50,678,580	—	—	50,678,580

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$67,336,000	$—	$—	$67,336,000
Specialty Retail	96,064,210	—	—	96,064,210
Textiles, Apparel & Luxury Goods	35,055,050	—	—	35,055,050
Wireless Telecommunication Services	16,792,920	—	—	16,792,920
Total Common Stocks	1,547,785,362	1,304,531	1,549,044	1,550,638,937
Total Convertible Preferred Stocks*	—	—	5,197,835	5,197,835
Total Short-Term Investment*	52,182,741	—	—	52,182,741
Total Securities Lending Reinvestments*	—	290,252,435	—	290,252,435
Total Investments	$1,599,968,103	$291,556,966	$6,746,879	$1,898,271,948

Collateral for Securities Loaned (Liability)	$—	$(290,160,498)	$—	$(290,160,498)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,846,089,207
Affiliated investments at value (c)	52,182,741
Cash	1,508,460
Cash denominated in foreign currencies (d)	6,205
Receivable for:
Investments sold	1,152,702
Fund shares sold	287,493
Dividends	777,902
Dividends on affiliated investments	23,423
Prepaid expenses	4,654

Total Assets	1,902,032,787
Liabilities
Collateral for securities loaned	290,160,498
Payables for:
Investments purchased	3,106,692
Fund shares redeemed	563,282
Accrued Expenses:
Management fees	979,723
Distribution and service fees	216,880
Deferred trustees’ fees	101,823
Other expenses	208,368

Total Liabilities	295,337,266

Net Assets	$1,606,695,521

Net Assets Consist of:
Paid in surplus	$1,044,039,088
Accumulated net investment loss	(101,825)
Accumulated net realized gain	147,903,369
Unrealized appreciation on investments and foreign currency transactions	414,854,889

Net Assets	$1,606,695,521

Net Assets
Class A	$590,715,037
Class B	994,761,702
Class E	21,218,782
Capital Shares Outstanding*
Class A	56,952,127
Class B	102,759,801
Class E	2,130,331
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.37
Class B	9.68
Class E	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $282,695,821.
(b)	Identified cost of investments, excluding affiliated investments, was $1,431,234,356.
(c)	Identified cost of affiliated investments was $52,182,741.
(d)	Identified cost of cash denominated in foreign currencies was $6,245.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$11,856,092
Dividends from affiliated investments	240,064
Securities lending income	1,238,869
Other income (b)	156,165

Total investment income	13,491,190
Expenses
Management fees	11,985,374
Administration fees	51,503
Custodian and accounting fees	96,237
Distribution and service fees—Class B	2,479,374
Distribution and service fees—Class E	31,709
Audit and tax services	46,642
Legal	36,132
Trustees’ fees and expenses	45,228
Shareholder reporting	102,116
Insurance	11,240
Miscellaneous	20,304

Total expenses	14,905,859
Less management fee waiver	(653,260)
Less broker commission recapture	(20,702)

Net expenses	14,231,897

Net Investment Loss	(740,707)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	151,488,804
Foreign currency transactions	23

Net realized gain	151,488,827

Net change in unrealized appreciation (depreciation) on:
Investments	(52,929,163)
Foreign currency transactions	38

Net change in unrealized depreciation	(52,929,125)

Net realized and unrealized gain	98,559,702

Net Increase in Net Assets From Operations	$97,818,995

(a)	Net of foreign withholding taxes of $37,967.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(740,707)	$(2,360,016)
Net realized gain	151,488,827	245,141,802
Net change in unrealized depreciation	(52,929,125)	(126,896,781)

Increase in net assets from operations	97,818,995	115,885,005

From Distributions to Shareholders
Net realized capital gains
Class A	(84,947,006)	(96,778,546)
Class B	(152,745,855)	(173,257,716)
Class E	(3,154,118)	(3,629,858)

Total distributions	(240,846,979)	(273,666,120)

Increase in net assets from capital share transactions	94,933,063	78,819,932

Total decrease in net assets	(48,094,921)	(78,961,183)

Net Assets
Beginning of period	1,654,790,442	1,733,751,625

End of period	$1,606,695,521	$1,654,790,442

Accumulated net investment loss
End of period	$(101,825)	$(2,001,646)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,855,030	$19,570,232	3,174,769	$39,652,401
Reinvestments	8,624,062	84,947,006	8,300,047	96,778,546
Redemptions	(6,388,364)	(68,344,170)	(9,676,688)	(120,449,112)

Net increase	4,090,728	$36,173,068	1,798,128	$15,981,835

Class B
Sales	5,348,543	$52,912,161	6,311,949	$72,189,369
Reinvestments	16,584,783	152,745,855	15,693,634	173,257,716
Redemptions	(14,846,695)	(147,870,762)	(15,970,670)	(184,541,325)

Net increase	7,086,631	$57,787,254	6,034,913	$60,905,760

Class E
Sales	150,631	$1,528,483	222,674	$2,675,417
Reinvestments	333,064	3,154,118	321,511	3,629,858
Redemptions	(362,358)	(3,709,860)	(369,754)	(4,372,938)

Net increase	121,337	$972,741	174,431	$1,932,337

Increase derived from capital shares transactions		$94,933,063		$78,819,932

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.39		$12.52	$12.29	$9.53	$9.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(b)	0.00 (c)	(0.01)	(0.01)	0.02
Net realized and unrealized gain on investments	0.64		0.91	1.45	3.38	1.28

Total from investment operations	0.65		0.91	1.44	3.37	1.30

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.05)	0.00
Distributions from net realized capital gains	(1.67)		(2.04)	(1.21)	(0.56)	(1.30)

Total distributions	(1.67)		(2.04)	(1.21)	(0.61)	(1.30)

Net Asset Value, End of Period	$10.37		$11.39	$12.52	$12.29	$9.53

Total Return (%) (d)	6.52		6.88	13.04	36.96	13.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78		0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.73		0.74	0.74	0.75	0.76
Ratio of net investment income (loss) to average net assets (%)	0.11	(b)	0.02	(0.08)	(0.12)	0.17
Portfolio turnover rate (%)	26		25	23	25	30
Net assets, end of period (in millions)	$590.7		$602.3	$639.3	$799.0	$642.5

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.77		$11.96	$11.82	$9.19	$9.25

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01	)(b)	(0.03)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain on investments	0.59		0.88	1.39	3.25	1.25

Total from investment operations	0.58		0.85	1.35	3.21	1.24

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.02)	0.00
Distributions from net realized capital gains	(1.67)		(2.04)	(1.21)	(0.56)	(1.30)

Total distributions	(1.67)		(2.04)	(1.21)	(0.58)	(1.30)

Net Asset Value, End of Period	$9.68		$10.77	$11.96	$11.82	$9.19

Total Return (%) (d)	6.22		6.67	12.77	36.58	13.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03		1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	0.98		0.99	0.99	1.00	1.01
Ratio of net investment loss to average net assets (%)	(0.14	)(b)	(0.23)	(0.33)	(0.37)	(0.08)
Portfolio turnover rate (%)	26		25	23	25	30
Net assets, end of period (in millions)	$994.8		$1,030.3	$1,072.1	$1,081.0	$873.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.02		$12.19	$12.01	$9.33	$9.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)(c)	(0.02)	(0.03)	(0.03)	0.00 (c)
Net realized and unrealized gain on investments	0.61		0.89	1.42	3.30	1.27

Total from investment operations	0.61		0.87	1.39	3.27	1.27

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(1.67)		(2.04)	(1.21)	(0.56)	(1.30)

Total distributions	(1.67)		(2.04)	(1.21)	(0.59)	(1.30)

Net Asset Value, End of Period	$9.96		$11.02	$12.19	$12.01	$9.33

Total Return (%) (d)	6.36		6.72	12.92	36.68	13.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (e)	0.88		0.89	0.89	0.90	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.04	)(b)	(0.13)	(0.23)	(0.27)	0.01
Portfolio turnover rate (%)	26		25	23	25	30
Net assets, end of period (in millions)	$21.2		$22.1	$22.4	$22.3	$17.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs) and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $106,583,957. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$394,603,163	$0	$488,031,217

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $490,453 in purchases and $2,595,430 in sales of investments, which are included above, and resulted in realized gains of $836,397.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $11,985,374.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”), an affiliate of the Trust, in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over

MIST-18

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

$3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of December 31, 2016
T. Rowe Price Treasury Reserve Fund	89,281,601	175,992,320	(213,091,181)	52,182,740	$—	$240,064	$52,182,741

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$6,906,007	$10,205,409	$233,940,972	$263,460,711	$240,846,979	$273,666,120

MIST-19

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,670,060	$141,588,114	$414,500,081	$—	$562,758,255

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-20

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Mid Cap Growth Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-21

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

MIST-23

Met Investors Series Trust

Trustees and Officers—(Continued)

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-24

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-25

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-26

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-27

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-28

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-29

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-30

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-31

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 2.33% and 2.21%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

This past year was full of surprises with market sentiment largely falling into two distinct phases. The first was marked by global growth concerns, a collapse in commodity prices, and continued efforts by central banks to stimulate their respective economies. Against this backdrop, rates fell with the 10-Year U.S. Treasury yield dropping by nearly 90 basis points (“bps”) from beginning of the year levels to a multi-year low of 1.35% in mid-July after the U.K. unexpectedly voted to leave the European Union. The market consensus view that lackluster growth and low rates would persist into the foreseeable future was reinforced by ongoing global central bank accommodation which served to suppress both volatility and rates instead of boosting economic growth in any meaningful way. By mid-2016, these policies had created a record $13 trillion in negative yielding debt. However, improving U.S. economic data and rising inflation expectations towards the end of summer drove rates higher, marking the second phase. The most notable change during this phase, and the rest of the year, was the significant turnaround in market sentiment following the unexpected results of the U.S. election as investors seemed to price in only the upside potential from the new administration. Expectations for better growth and inflation that could result from fiscal stimulus, de-regulation, and infrastructure spending caused rates to lurch higher and the dollar to strengthen to the highest level in over 10 years.

Keeping pace with the about-face in market sentiment over the year, the Federal Reserve (the “Fed”) increased its target range for rates by 25 bps in December and upgraded the forecast for the number of hikes in 2017 from two to three. Markets largely expected the hike, particularly given the improvements in the labor market and higher inflation data from the third quarter. However, market indicators, namely Fed Funds futures, do not yet reflect the risk that a fiscal boost to the economy at this point could drive inflation higher and prompt the Fed to accelerate the pace of rate increases beyond what they projected at the December Federal Open Market Committee meeting.

Throughout the year, persistent demand for yield in this low rate environment provided support to credit markets beyond what fundamental realities would seem to dictate. Despite a brief sell-off in the first quarter, credit spreads narrowed across all sectors over the year. Investment grade corporate bonds struggled in the fourth quarter as rates rose rapidly, but returned 5.6% for the year, as commodity and energy-related sectors continued to stage an impressive comeback from 2015. High Yield led fixed income returns with a total return of over 17% for the year. However, in stark contrast with the yearly returns for the corporate market, leverage reached new highs while the default rate for high yield companies ended the year at 7% in terms of issuers. Among securitized products, non-agency Mortgage-Backed Securities (“MBS”) had another strong year, as higher home prices and faster loan amortization improved borrowers’ loan-to-value ratios allowing more borrowers to prepay their loans. Agency MBS, the only sector to lag Treasuries, was weighted down by the November sell-off in rates which overtook year-to-date gains. Commercial MBS (“CMBS”) gained 3.8% and saw excess returns over Treasuries of more than 230 bps, led by non-Agency issues as higher issuance in the Agency CMBS space resulted in the sector’s relative underperformance. Finally, the Asset-Backed Securities (“ABS”) sector was supported by the significant outperformance of student loans, as the largely concluded rating agency review of bonds at risk, yielded a much smaller number of downgrades than initially anticipated. On the basis of the strong performance of the corporate sector, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio returned 2.33% in 2016, versus the Bloomberg Barclays U.S. Aggregate Bond Index which gained 2.65%. The underweight relative duration position of the Portfolio weighed on returns over the first half of the year as interest rates generally declined through the summer months, but the drag was reversed, even as duration was extended, as rates rose rapidly into year-end. Conservative positioning in the credit sector was rewarded early in the year when volatility spiked, but in aggregate, weighed on relative performance over the course of the full year. Value was added with the out-of-Index allocation to non-Agency MBS, a largely floating rate sector that paced securitized products with a return for the year of nearly 5.5%. In addition to improving fundamentals and technicals, the asset class benefitted from cash settlements related to financial crisis-era litigation, and continued demand from insurance companies. Finally, the Portfolio received an additional small boost from CMBS and ABS positioning, particularly non-Agency CMBS issues where muted issuance and investor demand supported prices during the period, and government-guaranteed student loans which benefitted from less uncertainty about downgrades as the rating review process neared conclusion.

At period end, Portfolio strategy and positioning continued to be largely influenced by the view that interest rate pressures will heighten over time and that the aging credit cycle presents risks that are not appropriately priced into the market. Duration positioning remained shorter than the Index, but the underweight was extended by three-tenths of a year in the latter part of 2016 as rates increased. The relative underweight to corporate credit was reduced early in the year on spread widening, but held steady thereafter, with a preference for regulated sectors like U.S. Financials and Utilities, and select Industrials with stable cash flows, strong balance sheets, and solid asset coverage. Securitized products continued to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions, particularly non-agency MBS which

MIST-1

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

continues to benefit from solid fundamentals and strong-handed sponsorship from a wide array of investors. Another ongoing theme was the Portfolio’s emphasis within ABS on government-guaranteed Federal Family Educational Loan Program (FFELP) student loan receivables. Value remained attractive given the integrity of the government guarantee, though spreads tightened later in the year as ratings largely withstood review. Finally, at period end, CMBS remained an overweight, but with significant spread tightening over the year in the non-Agency CMBS space, the emphasis shifted to agency-backed bonds which have less credit risk and offered better liquidity.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	2.33	1.08
Class B	2.21	1.01
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	1.16

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	64.9
Corporate Bonds & Notes	23.5
Asset-Backed Securities	10.5
Mortgage-Backed Securities	4.4
Municipals	0.6

MIST-3

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.43%	$1,000.00	$978.70	$2.14
	Hypothetical*	0.43%	$1,000.00	$1,022.98	$2.19

Class B(a)	Actual	0.68%	$1,000.00	$977.70	$3.38
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—64.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—27.7%
Fannie Mae 10 Yr. Pool 2.500%, 10/01/26	10,758,554	$10,937,747
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	10,785,000	10,802,062
3.000%, TBA (a)	9,310,000	9,553,660
Fannie Mae 20 Yr. Pool 4.500%, 12/01/34	1,473,181	1,584,843
Fannie Mae 30 Yr. Pool 3.000%, 07/01/45	23,185,632	23,097,744
3.000%, TBA (a)	21,955,000	21,810,400
3.500%, 02/01/46	18,869,254	19,353,652
3.500%, TBA (a)	7,070,000	7,246,198
4.000%, 09/01/46	40,073,631	42,156,310
4.000%, TBA (a)	940,000	988,230
4.500%, 02/01/46	7,755,029	8,344,171
4.500%, 03/01/46	8,189,477	8,808,180
4.500%, 10/01/46	11,094,158	11,944,772
Fannie Mae Pool 2.470%, 01/01/23	2,500,000	2,488,355
2.610%, 11/01/28	4,495,000	4,233,462
2.740%, 03/01/25	2,146,151	2,134,331
2.740%, 03/01/26	3,855,000	3,790,488
2.950%, 05/01/31	4,346,258	4,243,506
3.030%, 03/01/31	1,086,336	1,065,407
3.280%, 02/01/28	3,975,000	3,999,765
3.320%, 08/01/26	1,895,000	1,932,533
3.390%, 01/01/31	4,725,000	4,797,691
3.500%, 01/01/44	8,700,398	8,973,879
3.550%, 03/01/24	4,114,745	4,312,173
3.580%, 03/01/27	2,920,628	3,026,672
3.920%, 10/01/23	1,730,000	1,844,602
4.080%, 01/01/29	4,376,563	4,740,705
4.381%, 04/01/21	6,785,086	7,314,978
4.381%, 06/01/21	7,166,827	7,751,768
4.520%, 08/01/19	4,147,749	4,401,724
4.550%, 10/01/19	4,980,331	5,308,961
4.570%, 01/01/21	1,460,061	1,585,729
4.590%, 08/01/26	2,924,283	3,220,514
Fannie Mae-ACES 1.106%, 05/25/18 (b)	2,303,478	2,303,540
1.106%, 08/25/18 (b)	7,545,087	7,555,218
3.047%, 12/25/24 (b)	9,631,601	9,747,254
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/31	22,968,395	23,030,327
3.000%, 03/01/31	3,366,950	3,457,644
Freddie Mac 30 Yr. Gold Pool 3.000%, 06/01/46	10,397,731	10,335,588
3.000%, 08/01/46	5,143,788	5,113,008
3.000%, 09/01/46	4,074,675	4,050,282
3.000%, 10/01/46	12,448,480	12,373,937
3.000%, 11/01/46	16,257,378	16,160,025
3.000%, 12/01/46	17,825,000	17,718,261
3.500%, 01/01/45	15,628,032	16,069,772
3.500%, 04/01/45	8,538,763	8,793,521
3.500%, 06/01/45	13,566,807	13,950,785
3.500%, 10/01/45	5,385,666	5,535,679

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 11/01/45	8,065,874	8,265,261
3.500%, 03/01/46	6,716,183	6,882,469
3.500%, 04/01/46	19,228,548	19,705,742
3.500%, 06/01/46	6,279,923	6,436,200
3.500%, 08/01/46	13,078,813	13,404,607
3.500%, 09/01/46	2,337,383	2,395,652
4.000%, 01/01/45	7,247,485	7,671,164
4.000%, 11/01/45	7,751,784	8,145,670
4.000%, 12/01/45	16,618,220	17,574,362
4.000%, 05/01/46	10,656,182	11,200,396
Freddie Mac Multi-family Structured Pass-Through Certificates 1.084%, 07/25/20 (b)	1,434,046	1,435,945
1.164%, 07/25/20 (b)	1,470,945	1,473,043
3.511%, 04/25/30	4,495,000	4,614,696
Ginnie Mae II 30 Yr. Pool 3.000%, 10/20/46	4,098,134	4,155,379
3.000%, 12/20/46	12,210,000	12,380,555
3.000%, TBA (a)	13,520,000	13,689,264
3.500%, 04/20/46	10,550,516	10,979,258
3.500%, 05/20/46	4,772,192	4,966,121
3.500%, 06/20/46	12,256,879	12,754,969
3.500%, 11/20/46	14,803,961	15,408,390
3.500%, TBA (a)	15,355,000	15,961,702

		613,490,898

Federal Agencies—0.4%
Federal Home Loan Bank 1.250%, 06/28/30 (c)	8,190,000	8,158,698

U.S. Treasury—36.8%
U.S. Treasury Bond 2.875%, 11/15/46 (d)	74,795,000	72,212,254
U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/45 (e)	27,976,985	26,324,692
U.S. Treasury Inflation Indexed Notes 0.375%, 07/15/25 (e)	31,134,213	30,965,092
U.S. Treasury Notes 0.750%, 10/31/17	89,450,000	89,369,674
1.000%, 12/31/17	20,625,000	20,641,108
1.125%, 12/31/18	86,940,000	87,028,331
1.125%, 09/30/21 (d)	87,355,000	84,260,012
1.250%, 10/31/21 (d)	121,795,000	118,103,150
1.500%, 12/31/18	47,725,000	48,002,760
1.500%, 01/31/19	21,735,000	21,853,021
1.500%, 01/31/22	48,870,000	47,766,613
1.750%, 11/30/21 (d)	64,915,000	64,430,669
2.000%, 11/15/26 (d)	107,155,000	103,098,969

		814,056,345

Total U.S. Treasury & Government Agencies (Cost $1,451,144,755)		1,435,705,941

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—23.5%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
United Technologies Corp. 1.778%, 05/04/18 (d)	6,850,000	$6,851,493

Airlines—0.5%
America West Airlines Pass-Through Trust 7.100%, 04/02/21	660,830	712,044
8.057%, 07/02/20	465,873	527,018
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,658,453	1,708,207
4.950%, 01/15/23	799,114	852,055
Continental Airlines Pass-Through Trust 6.545%, 02/02/19	2,419,477	2,519,159
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	2,160,500	2,398,156
7.076%, 03/20/21	2,594,860	2,782,987

		11,499,626

Auto Manufacturers—0.5%
Ford Motor Credit Co. LLC 1.724%, 12/06/17	5,100,000	5,096,145
2.145%, 01/09/18	1,000,000	1,001,448
3.000%, 06/12/17	1,400,000	1,408,149
General Motors Co. 4.875%, 10/02/23 (d)	3,725,000	3,904,813
General Motors Financial Co., Inc. 3.200%, 07/06/21	200,000	198,331

		11,608,886

Banks—7.2%
American Express Centurion Bank 6.000%, 09/13/17	2,000,000	2,061,828
Bank of America Corp. 3.875%, 08/01/25	1,800,000	1,830,296
4.125%, 01/22/24	3,090,000	3,211,286
4.875%, 04/01/44	900,000	976,564
5.000%, 01/21/44	1,500,000	1,642,639
5.650%, 05/01/18	4,425,000	4,636,347
5.750%, 12/01/17 (d)	4,845,000	5,018,688
6.000%, 09/01/17	2,200,000	2,263,754
6.400%, 08/28/17	2,000,000	2,061,330
6.875%, 04/25/18	4,815,000	5,117,912
Bank of America N.A. 5.300%, 03/15/17	5,500,000	5,542,597
6.100%, 06/15/17	1,050,000	1,071,349
Capital One N.A. 1.650%, 02/05/18	755,000	753,534
Citigroup, Inc. 1.700%, 04/27/18 (d)	7,106,000	7,090,338
1.800%, 02/05/18	5,250,000	5,247,065
6.000%, 08/15/17	1,850,000	1,900,760
6.125%, 11/21/17	3,190,000	3,313,163
Discover Bank 2.000%, 02/21/18	1,000,000	999,818
2.600%, 11/13/18 (d)	2,085,000	2,103,081
3.100%, 06/04/20	3,000,000	3,035,958

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 1.586%, 05/22/17 (b)	1,000,000	1,001,692
2.375%, 01/22/18 (d)	6,500,000	6,538,642
3.850%, 07/08/24 (d)	1,595,000	1,628,162
5.950%, 01/18/18	4,935,000	5,140,997
6.150%, 04/01/18 (d)	4,285,000	4,507,456
HBOS plc 6.750%, 05/21/18 (144A)	1,645,000	1,734,648
JPMorgan Chase & Co. 2.700%, 05/18/23	5,585,000	5,464,302
3.900%, 07/15/25	6,000,000	6,169,674
6.000%, 01/15/18 (d)	8,390,000	8,751,819
6.300%, 04/23/19 (d)	3,415,000	3,731,697
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	7,015,000	7,239,368
Morgan Stanley 3.875%, 01/27/26	3,500,000	3,535,371
5.450%, 01/09/17	4,000,000	4,001,968
5.625%, 09/23/19	4,050,000	4,390,038
5.950%, 12/28/17	5,765,000	6,000,385
6.625%, 04/01/18	475,000	502,326
7.300%, 05/13/19 (d)	1,000,000	1,114,278
Santander UK Group Holdings plc 2.875%, 08/05/21	1,175,000	1,148,980
UBS AG 1.375%, 06/01/17	7,000,000	6,998,362
Wachovia Corp. 5.750%, 02/01/18	3,355,000	3,497,906
Wells Fargo & Co. 2.500%, 03/04/21 (d)	4,065,000	4,034,878
2.600%, 07/22/20	5,175,000	5,204,911
3.000%, 04/22/26 (d)	3,500,000	3,339,812
Wells Fargo Bank N.A. 6.000%, 11/15/17	3,000,000	3,113,376

		158,669,355

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26 (d)	6,963,000	7,068,768
4.900%, 02/01/46	1,612,000	1,742,362

		8,811,130

Biotechnology—0.7%
Amgen, Inc. 4.400%, 05/01/45	3,000,000	2,875,638
4.663%, 06/15/51 (144A)	1,000,000	961,108
Biogen, Inc. 5.200%, 09/15/45 (d)	3,100,000	3,317,453
Celgene Corp. 5.000%, 08/15/45	4,250,000	4,418,852
Gilead Sciences, Inc. 2.950%, 03/01/27 (d)	1,905,000	1,823,197
3.700%, 04/01/24 (d)	1,500,000	1,539,638
4.750%, 03/01/46	940,000	972,591

		15,908,477

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.1%
University of Southern California 3.028%, 10/01/39	3,030,000	$2,691,179

Computers—0.2%
Apple, Inc. 4.375%, 05/13/45	1,860,000	1,910,819
4.650%, 02/23/46	2,145,000	2,316,276

		4,227,095

Diversified Financial Services—0.8%
American Express Co. 7.000%, 03/19/18	4,264,000	4,531,319
Capital One Bank USA N.A. 1.200%, 02/13/17	1,475,000	1,474,703
International Lease Finance Corp. 7.125%, 09/01/18 (144A)	5,850,000	6,303,375
Protective Life Global Funding 1.501%, 06/08/18 (144A) (b)	3,500,000	3,500,472
2.700%, 11/25/20 (144A)	3,045,000	3,049,437

		18,859,306

Electric—2.9%
American Electric Power Co., Inc. 1.650%, 12/15/17	2,445,000	2,445,814
Appalachian Power Co. 4.450%, 06/01/45	2,200,000	2,247,868
Dominion Resources, Inc. 1.875%, 12/15/18 (144A)	5,000,000	4,976,735
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,300,000	3,375,874
Duke Energy Progress LLC 4.100%, 05/15/42	1,000,000	994,302
4.100%, 03/15/43	2,325,000	2,324,721
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,626,308
El Paso Electric Co. 3.300%, 12/15/22	825,000	804,944
Emera U.S. Finance L.P. 2.700%, 06/15/21 (144A)	4,000,000	3,959,372
Entergy Corp. 4.000%, 07/15/22 (d)	3,000,000	3,137,031
Exelon Corp. 1.550%, 06/09/17	4,075,000	4,067,583
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	4,000,000	4,138,636
Florida Power & Light Co. 4.050%, 10/01/44 (d)	590,000	604,505
International Transmission Co. 4.625%, 08/15/43 (144A)	2,750,000	2,926,278
IPALCO Enterprises, Inc. 5.000%, 05/01/18 (d)	560,000	578,200
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	1,001,084
NextEra Energy Capital Holdings, Inc. 1.586%, 06/01/17	4,000,000	4,002,348

Electric—(Continued)
NextEra Energy Capital Holdings, Inc. 2.056%, 09/01/17	2,455,000	2,465,814
PacifiCorp 3.350%, 07/01/25	2,000,000	2,029,642
Pennsylvania Electric Co. 4.150%, 04/15/25 (144A)	2,800,000	2,820,952
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,249,929
Public Service Electric & Gas Co. 4.050%, 05/01/45 (d)	3,000,000	3,004,002
Southwestern Electric Power Co. 6.450%, 01/15/19	2,000,000	2,171,614
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,375,651

		63,329,207

Food—0.4%
Kraft Heinz Foods Co. 3.500%, 07/15/22	1,500,000	1,522,658
3.950%, 07/15/25	2,925,000	2,963,127
5.200%, 07/15/45 (d)	3,270,000	3,423,075

		7,908,860

Gas—0.2%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	3,903,172
Spire, Inc. 4.700%, 08/15/44	1,000,000	974,774

		4,877,946

Healthcare-Services—1.1%
Aetna, Inc. 2.800%, 06/15/23 (d)	2,000,000	1,970,018
3.200%, 06/15/26 (d)	1,300,000	1,286,050
4.375%, 06/15/46	2,200,000	2,209,124
Anthem, Inc. 1.875%, 01/15/18	2,955,000	2,956,300
2.300%, 07/15/18	1,915,000	1,927,518
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,125,205
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,295,390
Northwell Healthcare, Inc. 3.979%, 11/01/46	3,405,000	3,134,650
4.800%, 11/01/42	1,600,000	1,618,291
UnitedHealth Group, Inc. 6.000%, 02/15/18	2,910,000	3,051,167

		23,573,713

Insurance—0.9%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	3,700,000	3,895,190
Berkshire Hathaway, Inc. 4.500%, 02/11/43 (d)	1,455,000	1,547,117

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Farmers Exchange Capital III 5.454%, 10/15/54 (144A) (b) (d)	3,530,000	$3,437,726
Pricoa Global Funding I 2.200%, 06/03/21 (144A) (d)	7,000,000	6,875,526
Teachers Insurance & Annuity Association of America 4.375%, 09/15/54 (144A) (b)	3,500,000	3,434,375

		19,189,934

Media—0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	3,215,000	3,716,794
Comcast Corp. 4.400%, 08/15/35	1,500,000	1,569,207

		5,286,001

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	3,420,000	3,226,907

Oil & Gas—0.3%
Anadarko Petroleum Corp. 4.500%, 07/15/44	620,000	582,522
Devon Energy Corp. 5.000%, 06/15/45	815,000	800,603
Exxon Mobil Corp. 3.567%, 03/06/45	2,775,000	2,585,232
Noble Energy, Inc. 5.050%, 11/15/44 (d)	1,050,000	1,053,095
Shell International Finance B.V. 4.375%, 05/11/45	650,000	658,435

		5,679,887

Packaging & Containers—0.1%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (144A)	2,625,000	2,571,124

Pharmaceuticals—1.5%
AbbVie, Inc. 1.800%, 05/14/18 (d)	1,219,000	1,219,916
3.200%, 05/14/26 (d)	1,945,000	1,850,526
3.600%, 05/14/25	2,281,000	2,259,303
4.300%, 05/14/36	1,273,000	1,213,054
Actavis Funding SCS 3.800%, 03/15/25	7,285,000	7,293,582
4.550%, 03/15/35	1,200,000	1,187,750
Actavis, Inc. 1.875%, 10/01/17	2,000,000	2,003,822
AstraZeneca plc 3.375%, 11/16/25	1,620,000	1,608,809
Baxalta, Inc. 2.875%, 06/23/20	1,000,000	999,750
4.000%, 06/23/25	2,497,000	2,504,294

Pharmaceuticals—(Continued)
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	2,150,000	2,147,177
Express Scripts Holding Co. 3.400%, 03/01/27 (d)	2,000,000	1,873,822
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19 (d)	3,500,000	3,455,627
Teva Pharmaceutical Finance Netherlands III B.V. 1.400%, 07/20/18 (d)	3,000,000	2,975,538

		32,592,970

Pipelines—1.2%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	2,950,000	3,180,572
Columbia Pipeline Group, Inc. 2.450%, 06/01/18	2,250,000	2,260,996
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (d)	2,000,000	2,229,840
Energy Transfer Partners L.P. 5.150%, 03/15/45	5,065,000	4,857,740
6.500%, 02/01/42	700,000	756,258
Enterprise Products Operating LLC 4.450%, 02/15/43	500,000	473,909
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	1,260,000	1,335,222
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	4,020,154
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A) (d)	3,275,000	3,187,744
Williams Partners L.P. 3.600%, 03/15/22	1,490,000	1,497,884
5.250%, 03/15/20	2,000,000	2,136,838

		25,937,157

Real Estate Investment Trusts—2.1%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	475,000	473,904
4.600%, 04/01/22	5,292,000	5,598,576
HCP, Inc. 4.000%, 12/01/22	1,975,000	2,033,091
4.250%, 11/15/23 (d)	3,216,000	3,302,475
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,843,384
5.750%, 01/15/21	538,000	591,291
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26 (d)	1,885,000	1,801,364
Highwoods Realty L.P. 7.500%, 04/15/18	2,783,000	2,969,158
Realty Income Corp. 2.000%, 01/31/18	4,500,000	4,512,699
SL Green Realty Corp. 5.000%, 08/15/18 (d)	1,500,000	1,562,229
Ventas Realty L.P. 3.125%, 06/15/23	590,000	579,182

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Ventas Realty L.P. 3.250%, 10/15/26	2,500,000	$2,371,958
4.125%, 01/15/26 (d)	4,750,000	4,855,953
WEA Finance LLC / Westfield UK & Europe Finance plc 2.700%, 09/17/19 (144A)	5,925,000	5,992,823
Welltower, Inc. 4.250%, 04/01/26 (d)	2,500,000	2,591,468
4.700%, 09/15/17	5,000,000	5,107,385

		46,186,940

Retail—0.7%
CVS Health Corp. 3.875%, 07/20/25	5,840,000	6,024,544
5.125%, 07/20/45	1,215,000	1,354,053
Wal-Mart Stores, Inc. 4.300%, 04/22/44 (d)	1,000,000	1,055,274
4.750%, 10/02/43	1,400,000	1,569,879
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	3,280,000	3,219,651
4.800%, 11/18/44	2,300,000	2,363,961

		15,587,362

Software—0.1%
Microsoft Corp. 3.750%, 02/12/45 (d)	2,330,000	2,184,960

Telecommunications—1.0%
AT&T, Inc. 3.000%, 06/30/22 (d)	1,000,000	981,610
3.800%, 03/15/22	2,000,000	2,050,278
4.350%, 06/15/45	1,500,000	1,336,548
4.600%, 02/15/21	2,000,000	2,115,356
4.750%, 05/15/46 (d)	4,175,000	3,955,474
Rogers Communications, Inc. 6.800%, 08/15/18	3,290,000	3,547,433
Verizon Communications, Inc. 4.862%, 08/21/46	7,400,000	7,498,376

		21,485,075

Transportation—0.0%
Burlington Northern Santa Fe LLC 4.550%, 09/01/44 (d)	605,000	643,265

Total Corporate Bonds & Notes (Cost $519,101,616)		519,387,855

Asset-Backed Securities—10.5%

Asset-Backed - Automobile—0.3%
Honda Auto Receivables Owner Trust 1.040%, 04/18/19	5,665,000	5,651,481

Asset-Backed - Credit Card—0.2%
Citibank Credit Card Issuance Trust 1.176%, 07/24/20 (b)	1,900,000	1,906,046
2.114%, 05/20/20 (b)	3,500,000	3,555,921

		5,461,967

Asset-Backed - Home Equity—3.0%
Asset Backed Securities Corp. Home Equity Loan Trust 0.916%, 05/25/36 (b)	3,352,146	3,188,167
Asset-Backed Funding Certificates Trust 1.386%, 03/25/35 (b)	5,694,612	5,579,825
Centex Home Equity Loan Trust 1.186%, 06/25/35 (b)	7,918,827	7,757,687
JPMorgan Mortgage Acquisition Corp. 1.226%, 06/25/35 (b)	8,803,000	8,398,809
MASTR Asset-Backed Securities Trust 1.056%, 01/25/36 (b)	8,229,228	8,086,404
1.166%, 06/25/35 (b)	2,235,807	2,235,714
New Century Home Equity Loan Trust 1.536%, 08/25/34 (b)	10,791,089	9,960,002
Option One Mortgage Loan Trust 1.416%, 05/25/35 (b)	4,511,552	4,350,068
Option One Mortgage Loan Trust Asset-Backed Certificates 1.196%, 11/25/35 (b)	10,783,000	10,587,415
Wells Fargo Home Equity Trust 1.401%, 04/25/35 (b)	6,128,154	6,076,303

		66,220,394

Asset-Backed - Other—2.2%
AMMC CLO 19, Ltd. 2.381%, 10/15/28 (144A) (b)	4,000,000	3,999,884
Citigroup Mortgage Loan Trust, Inc. 1.431%, 05/25/35 (b)	3,250,579	3,232,349
Dryden Senior Loan Fund 2.232%, 04/18/26 (144A) (b)	5,185,000	5,185,218
Encore Credit Receivables Trust 1.176%, 01/25/36 (b)	3,566,800	3,556,392
GSAMP Trust 1.436%, 10/25/34 (b)	5,990,930	5,714,401
HSI Asset Securitization Corp. Trust 0.946%, 12/25/35 (b)	1,819,402	1,810,192
Long Beach Mortgage Loan Trust 1.551%, 02/25/35 (b)	4,245,226	4,238,157
Magnetite, Ltd. 2.302%, 07/25/26 (144A) (b)	5,000,000	5,001,395
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.431%, 06/25/35 (b)	2,024,716	2,022,329
Structured Asset Securities Corp. Mortgage Loan Trust 1.236%, 07/25/35 (b)	11,671,000	11,547,577
Voya CLO, Ltd. 2.330%, 07/17/26 (144A) (b)	2,850,000	2,850,017

		49,157,911

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—4.8%
Education Loan Asset-Backed Trust I 1.556%, 06/25/26 (144A) (b)	7,049,491	$6,981,365
Navient Student Loan Trust 2.256%, 10/25/58 (b)	2,470,000	2,101,271
Nelnet Student Loan Trust 1.356%, 02/27/51 (144A) (b)	5,295,000	5,181,657
SLC Student Loan Trust 1.073%, 03/15/27 (b)	2,450,000	2,419,807
1.123%, 12/15/38 (b)	8,310,000	7,486,874
1.123%, 09/15/39 (b)	11,000,000	9,923,131
SLM Student Loan Trust 0.942%, 01/25/22 (b)	10,320,000	9,722,988
1.032%, 10/25/29 (b)	10,200,000	9,931,577
1.356%, 11/25/27 (b)	4,915,316	4,899,550
1.432%, 04/27/26 (144A) (b)	10,000,000	9,958,125
1.506%, 05/26/26 (b)	9,890,000	9,579,306
1.506%, 01/25/45 (144A) (b)	4,514,401	4,401,979
1.632%, 10/25/40 (b)	10,240,000	9,496,174
2.382%, 04/25/23 (b)	1,495,117	1,497,050
2.556%, 09/25/43 (b)	5,800,000	5,294,784
Wachovia Student Loan Trust 1.052%, 04/25/40 (144A) (b)	7,500,000	6,557,360

		105,432,998

Total Asset-Backed Securities (Cost $233,764,241)		231,924,751

Mortgage-Backed Securities—4.4%

Collateralized Mortgage Obligations—2.9%
Citigroup Mortgage Loan Trust, Inc. 0.772%, 05/20/47 (144A) (b)	3,485,405	3,419,543
Credit Suisse Mortgage Trust 0.824%, 05/27/37 (144A) (b)	2,122,745	2,114,889
0.864%, 04/27/47 (144A) (b)	3,897,654	3,727,136
1.066%, 09/27/46 (144A)	4,065,967	3,961,781
2.994%, 01/27/36 (144A) (b)	1,489,445	1,493,610
Morgan Stanley Mortgage Loan Trust 1.026%, 09/25/35 (b)	2,851,381	2,827,322
Morgan Stanley Resecuritization Trust 1.034%, 08/26/47 (144A) (b)	7,064,580	6,937,155
2.966%, 01/26/51 (144A) (b)	5,501,850	5,460,110
Nomura Resecuritization Trust 0.852%, 02/25/37 (144A) (b)	3,654,155	3,508,616
0.884%, 08/26/37 (144A) (b)	3,737,320	3,632,467
3.228%, 03/26/37 (144A) (b)	6,172,165	6,212,082
Structured Adjustable Rate Mortgage Loan Trust 1.431%, 01/25/35 (b)	4,950,677	4,812,588
2.943%, 03/25/34 (b)	7,605,253	7,577,720
WaMu Mortgage Pass-Through Certificates Trust 1.046%, 10/25/45 (b)	8,044,811	7,695,817

		63,380,836

Commercial Mortgage-Backed Securities—1.5%
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	1,865,000	1,911,955
7 WTC Depositor LLC Trust 4.082%, 03/13/31 (144A)	700,300	709,575
BAMLL Commercial Mortgage Securities Trust 3.819%, 07/14/37 (144A)	2,260,000	2,324,268
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	5,395,471	5,488,378
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	1,865,000	1,905,813
3.611%, 08/10/49 (144A) (b)	1,810,000	1,875,370
4.353%, 08/10/30 (144A)	1,845,000	1,996,594
DBRR Trust 4.537%, 07/12/44 (144A) (b)	3,000,000	3,166,015
JPMorgan Chase Commercial Mortgage Securities Trust 2.206%, 05/15/45	284,740	284,605
4.311%, 08/05/32 (144A)	1,708,000	1,792,884
4.388%, 07/15/46 (144A)	6,690,000	7,185,746
Morgan Stanley Capital Trust 4.700%, 09/15/47 (144A)	1,300,605	1,362,696
RBS Commercial Funding, Inc. Trust 3.834%, 01/13/32 (144A) (b)	2,475,000	2,594,002
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (b)	1,519,000	1,493,936

		34,091,837

Total Mortgage-Backed Securities (Cost $97,964,124)		97,472,673

Municipals—0.6%
New York City Transitional Finance Authority, Future Tax Secured Revenue 5.267%, 05/01/27	2,150,000	2,495,806
New York City Water & Sewer System Revenue, Build America Bonds 5.440%, 06/15/43	1,250,000	1,536,488
6.011%, 06/15/42	1,300,000	1,706,029
New York City, General Obligation Unlimited, Build America Bonds 5.968%, 03/01/36	1,750,000	2,199,820
6.271%, 12/01/37	1,575,000	2,045,563
State of Massachusetts, General Obligation Unlimited 3.000%, 04/01/41	3,750,000	3,252,562

Total Municipals (Cost $13,159,950)		13,236,268

Short-Term Investments—4.5%

Mutual Fund—4.4%
State Street Institutional Liquid Reserves Fund	97,177,500	97,177,500

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.1%
U.S. Treasury Bill 0.503%, 04/06/17 (f) (g)	1,082,000	$1,080,527

Total Short-Term Investments (Cost $98,258,070)		98,258,027

Securities Lending Reinvestments (h)—16.1%

Certificates of Deposit—6.2%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (i)	4,000,000	3,999,180
Bank of Nova Scotia Houston 1.201%, 11/03/17 (i)	4,000,000	4,003,385
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (i)	5,300,000	5,300,106
Barclays New York 0.894%, 02/10/17 (i)	6,000,000	6,001,941
BNP Paribas New York 1.226%, 08/04/17 (i)	9,000,000	9,003,996
Credit Suisse AG New York 1.444%, 04/24/17 (i)	8,000,000	8,001,880
DNB NOR Bank ASA 1.130%, 07/28/17 (i)	2,500,000	2,499,563
KBC Brussells 1.050%, 02/07/17	1,500,000	1,500,375
Landesbank Hessen-Thüringen London
Zero Coupon, 01/24/17	7,981,642	7,996,560
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	7,500,000	7,499,280
1.361%, 04/26/17 (i)	5,000,000	4,999,745
National Australia Bank London 1.034%, 05/02/17 (i)	3,000,000	3,002,832
National Bank of Canada 0.650%, 01/06/17	15,000,000	15,000,600
Natixis New York 0.900%, 02/17/17	11,000,000	11,001,408
Shizuoka Bank New York 0.840%, 01/03/17	5,300,000	5,300,021
Standard Chartered Bank New York 1.150%, 03/21/17	12,500,000	12,502,112
Sumitomo Bank New York 1.212%, 06/05/17 (i)	2,000,000	1,999,960
1.215%, 05/05/17 (i)	1,250,000	1,252,082
1.336%, 06/19/17 (i)	5,000,000	4,999,620
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	4,600,000	4,600,175
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (i)	2,500,000	2,504,579
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (i)	5,000,000	5,000,590
Svenska Handelsbanken New York 1.266%, 05/18/17 (i)	4,500,000	4,500,783
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (i)	2,500,000	2,500,700

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.264%, 10/26/17 (i)	2,500,000	2,501,707

		137,473,180

Commercial Paper—3.4%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	4,486,350	4,496,072
Barton Capital Corp. 0.870%, 01/12/17	4,997,463	4,998,755
1.160%, 03/28/17	9,971,000	9,974,040
HSBC plc 1.216%, 04/25/17 (i)	6,500,000	6,499,720
Kells Funding LLC 1.040%, 01/19/17	797,180	799,686
LMA S.A. & LMA Americas 1.000%, 01/13/17	4,489,125	4,498,430
Macquarie Bank, Ltd. 0.930%, 01/19/17	6,484,552	6,495,989
1.160%, 03/20/17	5,483,873	5,486,276
Old Line Funding LLC 0.840%, 01/03/17	4,491,915	4,499,645
1.030%, 03/13/17 (i)	3,700,000	3,702,887
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	4,988,628	4,993,360
Starbird Funding Corp. 1.240%, 06/13/17 (i)	1,500,000	1,499,879
Toronto Dominion Holding Corp. 0.600%, 01/05/17	8,491,217	8,499,048
United Overseas Bank, Ltd. 0.900%, 02/22/17	4,988,500	4,993,655
Westpac Banking Corp. 1.232%, 10/20/17 (i)	4,300,000	4,307,508

		75,744,950

Money Market Fund—0.1%
Fidelity Investments Money Market Treasury Portfolio	2,000,000	2,000,000

Repurchase Agreements—5.8%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $6,400,631 on 01/03/17, collateralized by $6,455,915 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $6,528,001.	6,400,000	6,400,000

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $5,000,528 on 01/03/17, collateralized by $5,104,500 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $5,100,028.	5,000,000	$5,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $24,113,312 on 01/03/17, collateralized by various Common Stock with a value of $26,788,476.	24,100,000	24,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,514,677 on 03/03/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $4,020,493 on 04/03/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $13,000,867 on 01/03/17, collateralized by $23,344,936 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $13,260,884.	13,000,000	13,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $29,004,833 on 01/05/17, collateralized by $46,547,010 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $29,583,636.	29,000,000	29,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $25,004,132 on 01/03/17, collateralized by $40,126,733 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $25,503,134.	25,000,000	25,000,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $10,000,756 on 01/03/17, collateralized by $14,673,645 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $10,200,000.	10,000,000	10,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $8,540,005 on 01/03/17, collateralized by $7,924,160 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $8,710,321.	8,539,530	8,539,530

		128,539,530

Time Deposits—0.6%
OP Corporate Bank plc 1.010%, 01/04/17	3,100,000	3,100,000
1.200%, 01/23/17	6,000,000	6,000,000
Shinkin Central Bank 1.200%, 01/27/17	800,000	800,000
1.220%, 01/26/17	3,900,000	3,900,000

		13,800,000

Total Securities Lending Reinvestments (Cost $357,522,790)		357,557,660

Total Investments—124.5% (Cost $2,770,915,546) (j)		2,753,543,175
Other assets and liabilities (net)—(24.5)%		(542,504,725)

Net Assets—100.0%		$2,211,038,450

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(d)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $350,241,901 and the collateral received consisted of cash in the amount of $357,440,974. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $1,050,568.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(j)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,775,737,031. The aggregate unrealized appreciation and depreciation of investments were $7,457,705 and $(29,651,561), respectively, resulting in net unrealized depreciation of $(22,193,856) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $187,773,966, which is 8.5% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Note 2 Year Futures	03/31/17	196	USD	42,484,917	$(14,167)
U.S. Treasury Note 5 Year Futures	03/31/17	1,056	USD	124,692,508	(439,258)

Net Unrealized Depreciation					$(453,425)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,435,705,941	$—	$1,435,705,941
Total Corporate Bonds & Notes*	—	519,387,855	—	519,387,855
Total Asset-Backed Securities*	—	231,924,751	—	231,924,751
Total Mortgage-Backed Securities*	—	97,472,673	—	97,472,673
Total Municipals	—	13,236,268	—	13,236,268
Short-Term Investments
Mutual Fund	97,177,500	—	—	97,177,500
U.S. Treasury	—	1,080,527	—	1,080,527
Total Short-Term Investments	97,177,500	1,080,527	—	98,258,027
Securities Lending Reinvestments
Certificates of Deposit	—	137,473,180	—	137,473,180
Commercial Paper	—	75,744,950	—	75,744,950
Money Market Fund	2,000,000	—	—	2,000,000
Repurchase Agreements	—	128,539,530	—	128,539,530
Time Deposits	—	13,800,000	—	13,800,000
Total Securities Lending Reinvestments	2,000,000	355,557,660	—	357,557,660
Total Investments	$99,177,500	$2,654,365,675	$—	$2,753,543,175
Collateral for Securities Loaned (Liability)	$—	$(357,440,974)	$—	$(357,440,974)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(453,425)	$—	$—	$(453,425)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,753,543,175
Cash collateral for TBA securities	137,000
Receivable for:
Investments sold	10,004,092
TBA securities sold	20,566,873
Dividends and interest	9,952,896
Variation margin on futures contracts	185,503
Prepaid expenses	6,598

Total Assets	2,794,396,137
Liabilities
Collateral for securities loaned	357,440,974
Payables for:
Investments purchased	124,230,852
TBA securities purchased	100,539,996
Fund shares redeemed	156,743
Accrued Expenses:
Management fees	769,776
Distribution and service fees	129
Deferred trustees’ fees	28,028
Other expenses	191,189

Total Liabilities	583,357,687

Net Assets	$2,211,038,450

Net Assets Consist of:
Paid in surplus	$2,190,869,611
Undistributed net investment income	39,305,134
Accumulated net realized loss	(1,310,499)
Unrealized depreciation on investments and futures contracts	(17,825,796)

Net Assets	$2,211,038,450

Net Assets
Class A	$2,210,427,381
Class B	611,069
Capital Shares Outstanding*
Class A	218,896,557
Class B	60,581
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.10
Class B	10.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,770,915,546.
(b)	Includes securities loaned at value of $350,241,901.

Statement of Operations

Period Ended December 31, 2016

Investment Income
Dividends	$28,892
Interest	41,528,769
Securities lending income	967,789
Other income (a)	4,669

Total investment income	42,530,119
Expenses
Management fees	11,760,458
Administration fees	69,306
Custodian and accounting fees	124,970
Distribution and service fees—Class B	907
Audit and tax services	72,065
Legal	34,048
Trustees’ fees and expenses	45,228
Shareholder reporting	12,211
Insurance	12,974
Miscellaneous	10,571

Total expenses	12,142,738
Less management fee waiver	(2,886,709)

Net expenses	9,256,029

Net Investment Income	33,274,090

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	8,250,384
Futures contracts	(1,148,923)

Net realized gain	7,101,461

Net change in unrealized appreciation (depreciation) on:
Investments	2,248,746
Futures contracts	(292,993)

Net change in unrealized appreciation	1,955,753

Net realized and unrealized gain	9,057,214

Net Increase in Net Assets From Operations	$42,331,304

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Period Ended December 31, 2015(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,274,090	$14,261,564
Net realized gain	7,101,461	1,404,013
Net change in unrealized appreciation (depreciation)	1,955,753	(19,781,549)

Increase (decrease) in net assets from operations	42,331,304	(4,115,972)

From Distributions to Shareholders
Net investment income
Class A	(18,043,923)	0
Class B	(2,578)	0

Total distributions	(18,046,501)	0

Increase in net assets from capital share transactions	178,963,302	2,011,906,317

Total increase in net assets	203,248,105	2,007,790,345

Net Assets
Beginning of period	2,007,790,345	—

End of period	$2,211,038,450	$2,007,790,345

Undistributed net investment income
End of period	$39,305,134	$17,675,556

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Period Ended December 31, 2015(a)
	Shares	Value	Shares	Value
Class A
Sales	31,125,775	$319,412,125	209,584,056	$2,089,891,632
Reinvestments	1,758,667	18,043,923	0	0
Redemptions	(15,746,269)	(159,005,478)	(7,825,672)	(78,089,380)

Net increase	17,138,173	$178,450,570	201,758,384	$2,011,802,252

Class B
Sales	56,125	$573,285	10,615	$105,867
Reinvestments	252	2,578	0	0
Redemptions	(6,229)	(63,131)	(182)	(1,802)

Net increase	50,148	$512,732	10,433	$104,065

Increase derived from capital shares transactions		$178,963,302		$2,011,906,317

(a)	Commencement of operations was May 1, 2015.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015(a)
Net Asset Value, Beginning of Period	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.16	0.08
Net realized and unrealized gain (loss) on investments	0.07	(0.13)

Total from investment operations	0.23	(0.05)

Less Distributions
Distributions from net investment income	(0.08)	0.00

Total distributions	(0.08)	0.00

Net Asset Value, End of Period	$10.10	$9.95

Total Return (%) (c)	2.33	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.43	0.45	(e)
Ratio of net investment income to average net assets (%)	1.56	1.13	(e)
Portfolio turnover rate (%)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$2,210.4	$2,007.7

	Class B
	Year Ended December 31,
	2016	2015(a)
Net Asset Value, Beginning of Period	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14	0.07
Net realized and unrealized gain (loss) on investments	0.08	(0.12)

Total from investment operations	0.22	(0.05)

Less Distributions
Distributions from net investment income	(0.08)	0.00

Total distributions	(0.08)	0.00

Net Asset Value, End of Period	$10.09	$9.95

Total Return (%) (c)	2.21	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.68	0.70	(e)
Ratio of net investment income to average net assets (%)	1.34	1.00	(e)
Portfolio turnover rate (%)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$0.6	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 193% and 205% for the year ended December 31, 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”) (commenced operations on May 1, 2015), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-19

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown gains & losses and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

MIST-20

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $128,539,530. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Agreement.

MIST-21

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(49,152,552)	$—	$—	$—	$(49,152,552)
U.S. Treasury & Government Agencies	(308,288,422)	—	—	—	(308,288,422)
Total	$(357,440,974)	$—	$—	$—	$(357,440,974)
Total Borrowings	$(357,440,974)	$—	$—	$—	$(357,440,974)
Gross amount of recognized liabilities for securities lending transactions					$(357,440,974)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a) (b)	$453,425

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(1,148,923)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(292,993)

MIST-22

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$133,233,333

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-23

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$6,021,317,230	$471,082,063	$5,916,972,099	$355,785,312

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$2,421,273,234	$2,545,790,342

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $11,760,458.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from May 1, 2015 through April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-24

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$18,046,501	$—	$—	$—	$18,046,501	$—

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$41,558,476	$832,247	$(22,193,856)	$—	$20,196,867

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized capital losses of $140,855.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MIST-25

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of TCW Core Fixed Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCW Core Fixed Income Portfolio (one of the portfolios constituting the Met Investors Series Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2016 and for the period from May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Core Fixed Income Portfolio of the Met Investors Series Trust as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended December 31, 2016 and for the period from May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MIST-26

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MIST-27

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MIST-28

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MIST-29

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-30

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-31

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Group, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning May 1, 2015) periods ended June 30, 2016. The Board also considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-year and since-inception periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-32

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MIST-33

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MIST-34

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MIST-35

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MIST-36

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2015 and December 31, 2016 were $2,533,199 and $2,427,534, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2015 and December 31, 2016, Deloitte billed $35,412 and $17,460 respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the period ended June 30, 2016; (ii) 17f-2 security count procedures for select portfolios for the years ended December 31, 2015 and 2016; (iii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2015 and 2016 and (iv) related to agreed upon procedures for the registrant’s deferred trustee compensation plan for fiscal year ended December 31, 2016.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2015 and December 31, 2016 were $314,315 and $332,640, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2015 and for the fiscal year end December 31, 2016.

During the fiscal years ended December 31, 2015 and December 31, 2016, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2015 and December 31, 2016 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2015 and December 31, 2016, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2015and 2016 were $0 and $454,999, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 3, 2017

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date:	March 3, 2017